UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6067

DIMENSIONAL INVESTMENT GROUP INC.

(Exact name of registrant as specified in charter)

6300 Bee Cave Road, Building One, Austin, TX 78746

(Address of principal executive offices) (Zip code)

Catherine L. Newell, Esquire, President and General Counsel

Dimensional Investment Group Inc.,

6300 Bee Cave Road, Building One, Austin, TX 78746

(Name and address of agent for service)

Registrant’s telephone number, including area code: 512-306-7400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

Year Ended: October 31, 2020

DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC. / THE DFA INVESTMENT TRUST COMPANY

DFA Investment Dimensions Group Inc.

Enhanced U.S. Large Company Portfolio	U.S. Core Equity 1 Portfolio	U.S. Micro Cap Portfolio

U.S. Large Cap Equity Portfolio	U.S. Core Equity 2 Portfolio	U.S. High Relative Profitability Portfolio

U.S. Large Cap Value Portfolio	U.S. Vector Equity Portfolio	DFA Real Estate Securities Portfolio

U.S. Targeted Value Portfolio	U.S. Small Cap Portfolio	DFA Commodity Strategy Portfolio

U.S. Small Cap Value Portfolio

Dimensional Investment Group Inc.

U.S. Large Company Portfolio

The DFA Investment Trust Company

The U.S. Large Cap Value Series

See the inside front cover for important information about access to your fund’s annual and semi-annual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a Portfolio’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio’s transfer agent at (888) 576-1167 or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform a Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

[THIS PAGE INTENTIONALLY LEFT BLANK]

December 2020

Dear Fellow Shareholder,

As we come to the end of a year that saw an array of challenges, we want to thank you for the honor of serving you. We recognize that your financial assets play a vital role in your future, and we have tremendous gratitude for the faith you place in us by entrusting those assets with Dimensional.

Since the day our firm was founded nearly 40 years ago, we have focused on bringing the great ideas in finance to life for investors. We believe that a sensible, financial science-based approach offers people the best chance at a successful investment experience. With that as a guiding principle, we continue to innovate in the strategies we offer and how they are executed. We look forward to further work on these efforts—if there’s a better way to do something, we want to pursue it.

We also place great value on helping our clients understand what they can expect from us. We strive to be transparent about what we can deliver, and to then excel in our execution.

That’s how we help clients achieve their financial goals. And at Dimensional, we believe that when investors win, we all win. On behalf of over 1,400 employees, we send our deepest appreciation for letting us serve as the investment manager of your assets.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and CHIEF INVESTMENT OFFICER

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

i

CONTINUED

This report is submitted for the information of the Portfolio’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ii

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
P.L.C.	Public Limited Company
SA	Special Assessment
CAD	Canadian Dollars
EUR	Euro
GBP	British Pounds
USD	United States Dollar

Investment Footnotes
^	Denominated in USD, unless otherwise noted.
†	See Note B to Financial Statements.
Ω	Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.
(r)	The adjustable rate shown is effective as of October 31, 2020. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
#	Total or Partial Securities on Loan.
«	Security pledged as collateral for Futures Contracts.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.
‡	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*	Non-Income Producing Securities.
~	Security pledged as collateral for Swap Agreements.

1

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

Financial Highlights

**	The Net Investment Income (Loss) per share and the ratio of Net Investment Income to Average Net Assets includes the effect of an estimation related to a one time distribution from a real estate investment trust. Net Investment Income (Loss) per share, Net Gain (Loss) per share and the ratio of Net Investment Income to Average Net Assets would have been $0.92, $7.69 and 2.43%, respectively had the effect of this estimation not been considered.
(A)	Computed using average shares outstanding.
(B)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Fund(s).
(C)	Non-Annualized
(D)	Annualized
(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission
u	Commencement of Operations.

2

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Enhanced U.S. Large Company Portfolio vs.

S&P 500® Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2020 S&P DowJones Indices LLC, a division of S&P Global. All rights reserved.

U.S. Large Cap Equity Portfolio vs.

Russell 1000® Index

June 25, 2013-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russel Company is the source and owner of the trademarks, service marks, and copyrights related to the Russel Indexes.

3

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Large Cap Value Portfolio vs.

Russell 1000® Value Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russel Company is the source and owner of the trademarks, service marks, and copyrights related to the Russel Indexes.

U.S. Targeted Value Portfolio — Institutional Class vs.

Russell 2000® Value Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

4

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Targeted Value Portfolio — Class R1 vs.

Russell 2000® Value Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Targeted Value Portfolio — Class R2 vs.

Russell 2000® Value Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

5

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Small Cap Value Portfolio vs.

Russell 2000® Value Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Core Equity 1 Portfolio vs.

Russell 3000® Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

6

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Core Equity 2 Portfolio vs.

Russell 3000® Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Vector Equity Portfolio vs.

Russell 3000® Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

7

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Small Cap Portfolio vs.

Russell 2000® Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Micro Cap Portfolio vs.

Russell 2000® Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

8

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. High Relative Profitability Portfolio vs.

Russell 1000® Index

May 16, 2017-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

DFA Real Estate Securities Portfolio vs.

S&P 500® Index, Dow Jones U.S. Select REIT Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2020 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

© 2020 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

9

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2020

U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, gained approximately 10.15% . As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2020

Russell 3000® Index	10.15%
Russell 1000® Index (large-cap stocks)	10.87%
Russell Midcap® Index (mid-cap stocks)	4.12%
Russell 2000® Index (small-cap stocks)	-0.14%
Russell Microcap® Index (micro-cap stocks)	3.15%
Dow Jones U.S. Select REIT Index SM	-25.14%

Total Return for 12 Months Ended October 31, 2020

Russell 1000® Value Index (large-cap value stocks)	-7.57%
Russell 1000® Growth Index (large-cap growth stocks)	29.22%
Russell 2000® Value Index (small-cap value stocks)	-13.92%
Russell 2000® Growth Index (small-cap growth stocks)	13.37%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

Enhanced U.S. Large Company Portfolio

The Enhanced U.S. Large Company Portfolio seeks to outperform the total return of the S&P 500® Index. This strategy uses S&P 500® Index futures contracts, swaps, and/or ETFs in conjunction with short-term investment grade fixed income instruments. As of October 31, 2020, 100% the equity exposure consisted of S&P 500® Index futures contracts. The behavior of S&P 500® Index futures contracts is determined principally by the performance of the S&P 500® Index.

For the 12 months ended October 31, 2020, total returns were 9.55% for the Portfolio and 9.71% for the S&P 500® Index, the Portfolio’s benchmark. The Portfolio’s underperformance relative to the benchmark was primarily due to the performance of the fixed income component of the Portfolio. The net return of the fixed income component was less than the financing cost of the S&P 500® Index futures contracts that the Portfolio purchased throughout the year. The financing cost for the S&P 500® Index futures contracts generally increased over the period while fixed income returns were generally limited due to low interest rates.

U.S. Large Cap Equity Portfolio

The U.S. Large Cap Equity Portfolio invests in a broadly diversified group of U.S. large-cap securities with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 620 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

10

For the 12 months ended October 31, 2020, total returns were 9.52% for the Portfolio and 10.87% for the Russell 1000® Index, the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio’s greater emphasis on value stocks detracted from performance relative to the benchmark. The Portfolio’s greater exposure to stocks with smaller market capitalizations within the large cap universe also detracted from relative performance, as these stocks underperformed their larger counterparts for the period. Conversely, the Portfolio’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in the U.S.

U.S. Large Cap Value Portfolio

The U.S. Large Cap Value Portfolio is designed to capture the returns of U.S. large-cap value stocks by purchasing shares of The U.S. Large Cap Value Series, a Master Fund managed by Dimensional that invests in such stocks. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap value segment of the U.S. market. As of October 31, 2020, the Master Fund held approximately 340 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -11.56% for the Portfolio and -7.57% for the Russell 1000® Value Index, the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Master Fund’s greater emphasis on value stocks had a negative impact on performance relative to the benchmark. Conversely, the Master Fund’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in the U.S.

U.S. Targeted Value Portfolio

The U.S. Targeted Value Portfolio invests in a broadly diversified group of U.S. small- and mid-cap value stocks. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 1,390 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -13.34% for the Portfolio’s Class R1 shares, -13.42% for the Portfolio’s Class R2 shares, -13.27% for the Portfolio’s Institutional Class shares, and -13.92% for the Russell 2000® Value Index, the Portfolio’s benchmark. The Portfolio’s exclusions of real estate investment trusts (REITs) and highly regulated utilities contributed positively to performance relative to the benchmark, as REITs and utilities generally underperformed in the U.S. Conversely, with low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio’s greater emphasis on value stocks detracted from relative performance.

U.S. Small Cap Value Portfolio

The U.S. Small Cap Value Portfolio invests in a broadly diversified group of U.S. small-cap value stocks. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 970 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

11

For the 12 months ended October 31, 2020, total returns were -14.11% for the Portfolio and -13.92% for the Russell 2000® Value Index, the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks for the period, the Portfolio’s greater emphasis on value stocks detracted from performance relative to the benchmark. Conversely, the Portfolio’s exclusions of real estate investment trusts (REITs) and highly regulated utilities had a positive impact on relative performance, as REITs and utilities generally underperformed in the U.S.

U.S. Core Equity 1 Portfolio

The U.S. Core Equity 1 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the market. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 2,590 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were 5.55% for the Portfolio and 10.15% for the Russell 3000® Index, the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio’s greater emphasis on value stocks detracted from performance relative to the benchmark. The Portfolio’s greater emphasis on small-cap stocks also detracted from relative performance, as small-caps underperformed large-caps for the period. Conversely, the Portfolio’s exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs generally underperformed in the U.S.

U.S. Core Equity 2 Portfolio

The U.S. Core Equity 2 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the U.S. Core Equity 1 Portfolio and the market. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 2,630 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were 4.37% for the Portfolio and 10.15% for the Russell 3000® Index, the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio’s greater emphasis on value stocks detracted from performance relative to the benchmark. The Portfolio’s greater emphasis on small-cap stocks also detracted from relative performance, as small-caps underperformed large-caps for the period. Conversely, the Portfolio’s exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs generally underperformed in the U.S.

U.S. Vector Equity Portfolio

The U.S. Vector Equity Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the market. The Portfolio’s increased exposure to small-cap and value stocks may be achieved by decreasing the allocation to or excluding the largest high relative price (growth) stocks in the U.S. market. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 2,380 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

12

For the 12 months ended October 31, 2020, total returns were -6.12% for the Portfolio and 10.15% for the Russell 3000® Index, the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio’s greater emphasis on value stocks detracted from performance relative to the benchmark. The Portfolio’s greater emphasis on small-cap stocks also detracted from relative performance, as small-caps underperformed large-caps for the period.

U.S. Small Cap Portfolio

The U.S. Small Cap Portfolio invests in a broadly diversified group of U.S. small-cap stocks. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 1,980 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -5.08% for the Portfolio and -0.14% for the Russell 2000® Index, the Portfolio’s benchmark. The Portfolio’s exclusion of stocks with the lowest profitability and highest relative price detracted from performance relative to the benchmark, as those stocks outperformed. Conversely, the Portfolio’s exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs generally underperformed in the U.S.

U.S. Micro Cap Portfolio

The U.S. Micro Cap Portfolio invests in a broadly diversified group of U.S. micro-cap companies. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 1,650 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -9.87% for the Portfolio and -0.14% for the Russell 2000® Index, the Portfolio’s benchmark. The Portfolio’s exclusion of stocks with the lowest profitability and highest relative price had a negative impact on performance relative to the benchmark, as those stocks outperformed. Conversely, the Portfolio’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in the U.S.

U.S. High Relative Profitability Portfolio

The U.S. High Relative Profitability Portfolio seeks to capture the returns of U.S. large-cap stocks with higher profitability. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap high relative profitability segment of the U.S. market. As of October 31, 2020, the Portfolio held approximately 250 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were 9.90% for the Portfolio and 10.87% for the Russell 1000® Index, the Portfolio’s benchmark. Within the highest profitability stocks, the Portfolio’s greater emphasis on low relative price (value) stocks detracted from performance relative to

13

the benchmark. The Portfolio’s greater emphasis on stocks with smaller market capitalizations within the large cap universe also detracted from relative performance, as these stocks underperformed their larger counterparts for the period.

DFA Real Estate Securities Portfolio

The DFA Real Estate Securities Portfolio invests in a broadly diversified group of U.S. real estate securities. As of October 31, 2020, the Portfolio held approximately 160 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -16.27% for the Portfolio, 9.71% for the S&P 500® Index, and -25.14% for the Dow Jones U.S. Select REIT IndexSM, the Portfolio’s benchmarks. Differences in REIT eligibility between the Portfolio and the benchmark contributed positively to the Portfolio’s performance relative to the benchmark, most notably among tower and data center REITs. The Portfolio includes tower REITs, which are excluded by the benchmark, as well as data center REITs, which are held by the benchmark at a lower weight, and these securities generally outperformed.

14

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2020

EXPENSE TABLES

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

Enhanced U.S. Large Company Portfolio
Actual Fund Return	$1,000.00	$1,145.90	0.15%	$0.81
Hypothetical 5% Annual Return	$1,000.00	$1,024.38	0.15%	$0.76

U.S. Large Cap Equity Portfolio
Actual Fund Return	$1,000.00	$1,151.90	0.16%	$0.87
Hypothetical 5% Annual Return	$1,000.00	$1,024.33	0.16%	$0.81

15

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

U.S. Large Cap Value Portfolio (2)
Actual Fund Return	$1,000.00	$1,069.40	0.27%	$1.40
Hypothetical 5% Annual Return	$1,000.00	$1,023.78	0.27%	$1.37

U.S. Targeted Value Portfolio
Actual Fund Return
Class R1 Shares	$1,000.00	$1,151.00	0.47%	$2.54
Class R2 Shares	$1,000.00	$1,150.50	0.62%	$3.35
Institutional Class Shares	$1,000.00	$1,151.70	0.37%	$2.00
Hypothetical 5% Annual Return
Class R1 Shares	$1,000.00	$1,022.77	0.47%	$2.39
Class R2 Shares	$1,000.00	$1,022.02	0.62%	$3.15
Institutional Class Shares	$1,000.00	$1,023.28	0.37%	$1.88

U.S. Small Cap Value Portfolio
Actual Fund Return	$1,000.00	$1,134.50	0.52%	$2.79
Hypothetical 5% Annual Return	$1,000.00	$1,022.52	0.52%	$2.64

U.S. Core Equity 1 Portfolio
Actual Fund Return	$1,000.00	$1,148.20	0.18%	$0.97
Hypothetical 5% Annual Return	$1,000.00	$1,024.23	0.18%	$0.92

U.S. Core Equity 2 Portfolio
Actual Fund Return	$1,000.00	$1,151.30	0.21%	$1.14
Hypothetical 5% Annual Return	$1,000.00	$1,024.08	0.21%	$1.07

U.S. Vector Equity Portfolio
Actual Fund Return	$1,000.00	$1,139.10	0.32%	$1.72
Hypothetical 5% Annual Return	$1,000.00	$1,023.53	0.32%	$1.63

U.S. Small Cap Portfolio
Actual Fund Return	$1,000.00	$1,164.30	0.36%	$1.96
Hypothetical 5% Annual Return	$1,000.00	$1,023.33	0.36%	$1.83

U.S. Micro Cap Portfolio
Actual Fund Return	$1,000.00	$1,142.20	0.52%	$2.80
Hypothetical 5% Annual Return	$1,000.00	$1,022.52	0.52%	$2.64

U.S. High Relative Profitability Portfolio
Actual Fund Return	$1,000.00	$1,116.60	0.25%	$1.33
Hypothetical 5% Annual Return	$1,000.00	$1,023.88	0.25%	$1.27

16

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

DFA Real Estate Securities Portfolio
Actual Fund Return	$1,000.00	$1,011.30	0.18%	$0.91
Hypothetical 5% Annual Return	$1,000.00	$1,024.23	0.18%	$0.92

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

(2)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

17

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere in the report. Refer to the Summary Schedule of Portfolio Holdings for the Affiliated Investment Company’s holdings, which reflect the investments by category or country.

FEEDER FUND

Affiliated Investment Company
U.S. Large Cap Value Portfolio	100.0%

ENHANCED DOMESTIC EQUITY PORTFOLIO

Enhanced U.S. Large Company Portfolio
Corporate	38.3%
Government	28.0%
Foreign Corporate	28.5%
Foreign Government	5.2%

100.0%

18

DOMESTIC EQUITY PORTFOLIOS

U.S. Large Cap Equity Portfolio
Communication Services	11.4%
Consumer Discretionary	12.0%
Consumer Staples	7.1%
Energy	2.0%
Financials	10.2%
Health Care	14.2%
Industrials	11.1%
Information Technology	25.7%
Materials	3.7%
Real Estate	0.1%
Utilities	2.5%

100.0%

U.S. Core Equity 1 Portfolio
Communication Services	8.8%
Consumer Discretionary	13.2%
Consumer Staples	6.6%
Energy	2.1%
Financials	12.3%
Health Care	12.8%
Industrials	12.3%
Information Technology	24.8%
Materials	4.1%
Real Estate	0.2%
Utilities	2.8%

100.0%

U.S. Small Cap Portfolio
Communication Services	2.5%
Consumer Discretionary	16.3%
Consumer Staples	4.9%
Energy	2.3%
Financials	19.5%
Health Care	10.5%
Industrials	21.0%
Information Technology	13.6%
Materials	5.5%
Real Estate	0.6%
Utilities	3.3%

100.0%

DFA Real Estate Securities Portfolio
Real Estate	100.0%

100.0%

U.S. Targeted Value Portfolio
Communication Services	2.9%
Consumer Discretionary	15.4%
Consumer Staples	4.7%
Energy	5.2%
Financials	25.6%
Health Care	4.7%
Industrials	22.3%
Information Technology	9.2%
Materials	9.2%
Real Estate	0.6%
Utilities	0.2%

100.0%

U.S. Core Equity 2 Portfolio
Communication Services	7.8%
Consumer Discretionary	12.7%
Consumer Staples	6.1%
Energy	2.0%
Financials	13.4%
Health Care	13.0%
Industrials	14.0%
Information Technology	24.2%
Materials	4.5%
Real Estate	0.3%
Utilities	2.0%

100.0%

U.S. Micro Cap Portfolio
Communication Services	2.3%
Consumer Discretionary	14.3%
Consumer Staples	4.2%
Energy	3.2%
Financials	21.7%
Health Care	11.6%
Industrials	20.5%
Information Technology	13.6%
Materials	5.8%
Real Estate	1.0%
Utilities	1.8%

100.0%

U.S. Small Cap Value Portfolio
Communication Services	2.8%
Consumer Discretionary	16.8%
Consumer Staples	5.2%
Energy	5.8%
Financials	27.8%
Health Care	3.9%
Industrials	21.5%
Information Technology	7.9%
Materials	7.3%
Real Estate	0.4%
Utilities	0.6%

100.0%

U.S. Vector Equity Portfolio
Communication Services	7.1%
Consumer Discretionary	12.9%
Consumer Staples	4.8%
Energy	3.5%
Financials	21.0%
Health Care	10.8%
Industrials	18.6%
Information Technology	12.9%
Materials	6.6%
Real Estate	0.5%
Utilities	1.3%

100.0%

U.S. High Relative Profitability Portfolio
Communication Services	4.9%
Consumer Discretionary	16.7%
Consumer Staples	11.0%
Energy	0.4%
Financials	2.6%
Health Care	14.5%
Industrials	13.1%
Information Technology	34.8%
Materials	1.9%
Utilities	0.1%

100.0%

19

ENHANCED U.S. LARGE COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

			Face Amount^	Value†
			(000)
BONDS — (66.9%)
AUSTRALIA — (0.7%)
Macquarie Group, Ltd.
Ω	6.250%, 01/14/21		400	$404,604
National Australia Bank, Ltd.
	2.500%, 01/12/21		2,500	2,509,800

TOTAL AUSTRALIA				2,914,404

CANADA — (11.9%)
Bank of Montreal Floating Rate Note
Bank of Montreal Floating Rate Note
(r)	0.007%, 09/28/21	EUR	406	474,726
(r)	0.012%, 03/14/22	EUR	2,000	2,340,131
Bank of Montreal
	0.250%, 11/17/21	EUR	2,494	2,925,069
Bank of Nova Scotia (The) Floating Rate Note
(r)	0.658%, 04/20/21		908	909,661
Canada Housing Trust No 1 Floating Rate Note
Canada Housing Trust No 1 Floating Rate Note
(r)Ω	0.665%, 03/15/22	CAD	5,000	3,773,512
(r)Ω	0.605%, 09/15/22	CAD	7,500	5,662,576
(r)Ω	0.505%, 03/15/23	CAD	5,000	3,770,285
National Bank of Canada
	2.100%, 02/01/23		1,000	1,033,675
Province of Manitoba Canada
	0.750%, 12/15/21	GBP	2,500	3,253,628
Province of Ontario Canada Floating Rate Note
(r)	0.655%, 06/27/22	CAD	16,500	12,460,763
Royal Bank of Canada Floating Rate Note
(r)	0.604%, 04/30/21		357	357,628
Royal Bank of Canada
	1.583%, 09/13/21	CAD	12,500	9,481,442
Suncor Energy, Inc.
	2.800%, 05/15/23		2,000	2,089,856
Toronto-Dominion Bank (The)
	0.625%, 03/08/21	EUR	3,500	4,091,194

TOTAL CANADA				52,624,146

DENMARK — (0.7%)
Danske Bank A.S.
Danske Bank A.S.
Ω	2.700%, 03/02/22		3,000	3,087,233

			Face Amount^	Value†
			(000)
FRANCE — (1.5%)
BNP Paribas SA
Ω	2.950%, 05/23/22		500	$518,650
BPCE SA
Ω	3.000%, 05/22/22		4,000	4,142,002
Credit Agricole SA
Ω	3.375%, 01/10/22		405	418,137
Sanofi
	0.000%, 03/21/22	EUR	1,000	1,169,921
Total Capital International SA
	2.250%, 12/17/20	GBP	375	486,947

TOTAL FRANCE				6,735,657

GERMANY — (3.2%)
BMW US Capital LLC Floating Rate Note
(r)Ω	0.754%, 08/13/21		1,640	1,643,182
Daimler Finance North America LLC
Ω	3.000%, 02/22/21		500	503,736
Deutsche Bahn Finance GMBH
Deutsche Bahn Finance GMBH
	1.750%, 11/06/20	EUR	3,910	4,553,836
	0.000%, 07/19/21	EUR	400	466,778
Deutsche Bank AG
Deutsche Bank AG
	3.150%, 01/22/21		2,900	2,914,123
	4.250%, 10/14/21		300	308,530
Siemens Financieringsmaatschappij NV
	2.900%, 05/27/22		500	519,851
Volkswagen Group of America Finance LLC
Ω	4.000%, 11/12/21		3,000	3,105,117

TOTAL GERMANY				14,015,153

JAPAN — (5.6%)
American Honda Finance Corp. Floating Rate Note
(r)	0.600%, 06/11/21		2,893	2,898,642
Mitsubishi UFJ Financial Group, Inc.
Mitsubishi UFJ Financial Group, Inc.
#	2.950%, 03/01/21		1,300	1,311,382
	2.190%, 09/13/21		500	507,617
	2.998%, 02/22/22		500	516,489

20

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
JAPAN — (Continued)
Mitsubishi UFJ Financial Group, Inc. Floating Rate Note
(r) 0.865%, 07/26/21		465	$466,895
(r) 1.309%, 09/13/21		500	504,106
Mizuho Financial Group, Inc. Floating Rate Note
(r) 1.389%, 09/13/21		800	807,057
Mizuho Financial Group, Inc.
2.601%, 09/11/22		3,000	3,115,916
Shire Acquisitions Investments Ireland DAC
2.400%, 09/23/21		139	141,241
Sumitomo Mitsui Financial Group, Inc. Floating Rate Note
Sumitomo Mitsui Financial Group, Inc. Floating Rate Note
(r) 1.922%, 03/09/21		2,500	2,513,537
(r) 1.358%, 10/19/21		381	384,670
Sumitomo Mitsui Financial Group, Inc.
3.102%, 01/17/23		500	527,892
Total Capital Canada, Ltd.
1.125%, 03/18/22	EUR	3,000	3,563,438
Toyota Credit Canada, Inc.
2.200%, 02/25/21	CAD	4,500	3,398,154
Toyota Finance Australia, Ltd.
0.000%, 04/09/21	EUR	1,700	1,982,962
Toyota Motor Credit Corp.
Toyota Motor Credit Corp.
1.000%, 09/10/21	EUR	869	1,022,878
0.750%, 07/21/22	EUR	210	248,645
Toyota Motor Finance Netherlands BV
0.250%, 01/10/22	EUR	500	585,708

TOTAL JAPAN			24,497,229

NETHERLANDS — (1.1%)
Shell International Finance BV
Shell International Finance BV
1.625%, 03/24/21	EUR	2,000	2,347,306
1.250%, 03/15/22	EUR	2,000	2,380,214

TOTAL NETHERLANDS			4,727,520

			Face Amount^	Value†
			(000)
	NORWAY — (1.3%)
	Equinor ASA
	Equinor ASA
	5.625%, 03/11/21	EUR	4,913	$5,842,429

	SINGAPORE — (0.1%)
	Temasek Financial I, Ltd.
	Temasek Financial I, Ltd.
	0.500%, 03/01/22	EUR	500	586,547

	SPAIN — (1.1%)
	Santander Holdings USA, Inc.
	3.400%, 01/18/23		1,500	1,574,745
	Santander UK Group Holdings P.L.C.
	2.875%, 08/05/21		800	814,322
	Telefonica Emisiones SA
	5.462%, 02/16/21		2,500	2,535,417

	TOTAL SPAIN			4,924,484

	SWITZERLAND — (2.2%)
	Nestle Finance International, Ltd.
	Nestle Finance International, Ltd.
	0.750%, 11/08/21	EUR	2,827	3,328,551
	1.750%, 09/12/22	EUR	2,000	2,422,239
	Novartis Finance SA
	0.750%, 11/09/21	EUR	1,000	1,177,454
	UBS Group AG
Ω	3.000%, 04/15/21		2,500	2,530,123

	TOTAL SWITZERLAND			9,458,367

	UNITED KINGDOM — (3.2%)
	Barclays P.L.C.
	3.200%, 08/10/21		3,000	3,062,406
	BP Capital Markets P.L.C. Floating Rate Note
(r)	1.107%, 09/16/21		500	502,988
	CNH Industrial Capital LLC
	CNH Industrial Capital LLC
	3.875%, 10/15/21		480	492,686
#	4.375%, 04/05/22		1,540	1,615,446
	HSBC Holdings P.L.C. Floating Rate Note
(r)	1.910%, 05/25/21		2,170	2,188,115
	HSBC Holdings P.L.C.
	4.000%, 03/30/22		1,500	1,575,711
	3.600%, 05/25/23		200	214,870
	Lloyds Banking Group P.L.C.
	3.000%, 01/11/22		3,300	3,391,311

21

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED KINGDOM — (Continued)
	Vodafone Group P.L.C.
#	2.500%,09/26/22		1,000	$1,035,749

TOTAL UNITED KINGDOM				14,079,282

UNITED STATES — (34.3%)
	AbbVie, Inc.
	2.900%, 11/06/22		2,000	2,094,200
	Aetna, Inc.
	2.750%, 11/15/22		221	229,323
	Air Lease Corp.
	2.250%, 01/15/23		1,610	1,622,329
	Altria Group, Inc.
	Altria Group, Inc.
	4.750%, 05/05/21		635	649,520
	2.850%, 08/09/22		2,000	2,082,214
	American Express Co.
	2.500%, 08/01/22		2,231	2,308,662
	Anthem, Inc.
	2.500%, 11/21/20		3,048	3,051,352
	Aon Corp.
	2.200%, 11/15/22		3,000	3,105,720
	Apple, Inc.
	1.000%, 11/10/22	EUR	4,000	4,785,510
	Bank of America Corp.
	3.300%, 01/11/23		3,000	3,181,170
	BMW US Capital LLC
Ω	3.100%, 04/12/21		500	505,915
	Booking Holdings, Inc.
	2.750%, 03/15/23		2,000	2,093,493
	Boston Scientific Corp.
	3.375%, 05/15/22		1,465	1,529,144
	Broadcom Corp. / Broadcom Cayman Finance Ltd.
	3.000%, 01/15/22		2,900	2,978,203
	Bunge, Ltd. Finance Corp.
	3.000%, 09/25/22		200	207,956
Capital One Financial Corp.
	3.200%, 01/30/23		2,000	2,108,365
	Caterpillar Financial Services Corp. Floating Rate Note
(r)	0.528%, 09/07/21		1,115	1,117,228
	Cigna Corp.
#	3.750%, 07/15/23		2,000	2,164,575
	Citigroup, Inc.
	2.700%, 03/30/21		1,300	1,312,909
Citigroup, Inc. Floating Rate Note
(r)	1.404%, 08/02/21		1,600	1,613,013
	Citizens Bank NA
	2.650%, 05/26/22		1,000	1,032,111
CNH Industrial Capital LLC
	1.950%, 07/02/23		1,094	1,112,821

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
	Comcast Cable Communications Holdings, Inc.
	9.455%, 11/15/22	2,200	$2,605,738
	Constellation Brands, Inc.
	Constellation Brands, Inc.
	2.700%, 05/09/22	1,550	1,596,983
#	3.200%, 02/15/23	1,500	1,582,172
	Daimler Finance North America LLC
Ω	2.550%, 08/15/22	1,750	1,805,443
	Dollar Tree, Inc.
	3.700%, 05/15/23	2,689	2,883,334
	Dominion Energy Gas Holdings LLC Floating Rate Note
(r)	0.850%, 06/15/21	3,000	3,009,312
	DuPont de Nemours, Inc.
	2.169%, 05/01/23	3,400	3,436,925
	Eastman Chemical Co.
	3.500%, 12/01/21	200	205,973
	eBay, Inc.
	2.750%, 01/30/23	2,400	2,509,029
	EOG Resources, Inc.
	2.625%, 03/15/23	2,000	2,091,202
	FedEx Corp.
	2.625%, 08/01/22	2,500	2,590,230
	GE Capital International Funding Co., Unlimited Co.
	2.342%, 11/15/20	2,000	2,001,320
	General Mills, Inc. Floating Rate Note
(r)	0.770%, 04/16/21	1,325	1,327,160
	General Motors Financial Co., Inc.
	3.550%, 07/08/22	837	869,383
	Global Payments, Inc.
	3.750%, 06/01/23	1,000	1,069,902
	Goldman Sachs Group, Inc. (The)
	Goldman Sachs Group, Inc. (The)
	3.625%, 01/22/23	2,000	2,133,743
	3.200%, 02/23/23	1,500	1,587,228
	Hewlett Packard Enterprise Co. Floating Rate Note
#(r)	0.929%, 03/12/21	2,000	2,003,292
	John Deere Capital Corp. Floating Rate Note
(r)	0.510%, 09/10/21	2,022	2,026,409
	JPMorgan Chase & Co.
	3.250%, 09/23/22	2,243	2,366,454

22

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	KeyCorp
	5.100%, 03/24/21		450	$458,415
	Kinder Morgan Energy Partners L.P.
	3.950%, 09/01/22		707	742,950
	Kroger Co. (The)
#	2.800%, 08/01/22		1,500	1,556,218
	Laboratory Corp. of America Holdings
	3.750%, 08/23/22		3,000	3,151,351
	LyondellBasell Industries NV
	6.000%, 11/15/21		2,500	2,603,266
	Marathon Petroleum Corp.
	Marathon Petroleum Corp.
#	5.125%, 03/01/21		300	304,583
	4.500%, 05/01/23		2,500	2,687,122
	McKesson Corp.
	3.650%, 11/30/20		699	700,779
	Merck & Co., Inc.
	1.125%, 10/15/21	EUR	1,700	1,999,597
	Micron Technology, Inc.
	2.497%, 04/24/23		1,650	1,716,649
	Morgan Stanley
#	3.125%, 01/23/23		3,100	3,275,999
	Mylan, Inc.
Ω	3.125%, 01/15/23		2,650	2,783,409
	National Rural Utilities Cooperative Finance Corp. Floating Rate Note
(r)	0.595%, 06/30/21		3,000	3,007,110
	Newmont Corp.
	3.625%, 06/09/21		2,800	2,838,448
	Northrop Grumman Corp.
	2.550%, 10/15/22		1,600	1,663,675
	Omnicom Group, Inc. / Omnicom Capital, Inc.
	3.625%, 05/01/22		2,000	2,092,004
	Oracle Corp.
	2.500%, 10/15/22		2,500	2,605,330
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
Ω	4.125%, 08/01/23		578	627,294
	Pfizer, Inc.
	0.250%, 03/06/22	EUR	2,000	2,345,768
	Phillips 66
	4.300%, 04/01/22		515	540,958
	Procter & Gamble Co. (The)
	2.000%, 11/05/21	EUR	1,500	1,787,292
	Quest Diagnostics, Inc.
	4.700%, 04/01/21		1,000	1,014,241
	Raytheon Technologies Corp.
	8.750%, 03/01/21		2,000	2,054,688

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
	Regions Financial Corp.
	2.750%, 08/14/22	916	$951,487
	Ryder System, Inc.
	2.875%, 06/01/22	1,984	2,051,698
	Southwest Airlines Co.
	4.750%, 05/04/23	3,000	3,213,465
	Sysco Corp.
	2.600%, 06/12/22	500	515,650
	Total System Services, Inc.
	4.000%, 06/01/23	1,500	1,620,927
	Tyson Foods, Inc.
	4.500%, 06/15/22	500	527,384
	Valero Energy Corp.
	2.700%, 04/15/23	2,500	2,572,249
	VF Corp.
	2.050%, 04/23/22	3,500	3,581,390
	VMware, Inc.
	2.950%, 08/21/22	2,764	2,869,549
	Walgreens Boots Alliance, Inc.
	3.300%, 11/18/21	2,500	2,562,712
	Waste Management, Inc.
	2.400%, 05/15/23	900	938,536
	Wells Fargo & Co. Floating Rate Note
	Wells Fargo & Co. Floating Rate Note
(r)	1.591%, 03/04/21	696	699,110
(r)	1.240%, 07/26/21	2,272	2,286,700
	Williams Cos., Inc. (The)
	3.700%, 01/15/23	3,000	3,159,513
	Zoetis, Inc. Floating Rate Note
(r)	0.693%, 08/20/21	331	331,802

TOTAL UNITED STATES			151,026,283

	TOTAL BONDS		294,518,734

U.S. TREASURY OBLIGATIONS — (25.9%)
	U.S. Treasury Bills
	0.109%, 11/12/20	10,000	9,999,792
	0.097%, 01/05/21	17,000	16,997,280
	U.S. Treasury Notes
#(r)	0.239%, 04/30/21	32,000	32,021,438
(r)«	0.254%, 01/31/22	30,100	30,144,689
«	1.875%, 02/28/22	24,500	25,064,648

	TOTAL U.S. TREASURY OBLIGATIONS		114,227,847

	TOTAL INVESTMENT SECURITIES (Cost $404,048,260)		408,746,581

23

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
COMMERCIAL PAPER — (4.9%)
Banque Et Caisse d’Epargne de l’Etat	10,000	$9,998,967
0.300%, 12/09/20
Campbell Soup Company	2,500	2,496,848
0.850%, 03/01/21
Harley-Davidson Financial Services, Inc.
0.550%, 02/17/21	3,250	3,243,277
Natwest Market P.L.C.	2,500	2,499,109
1.150%, 01/07/21
Telstra Corporation Limited
0.550%, 12/21/20	3,000	2,999,081
Walt Disney Co. (The)
0.700%, 03/26/21	500	499,369

TOTAL COMMERCIAL PAPER (Cost $21,725,335)		21,736,651

	Shares	Value†
SECURITIES LENDING COLLATERAL — (2.3%)
@§ The DFA Short Term Investment Fund	870,342	$10,070,722

TOTAL INVESTMENTS — (100.0%) (Cost $435,844,298)		$440,553,954

As of October 31, 2020, Enhanced U.S. Large Company Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD 38,775,801	CAD	51,503,725	State Street Bank and Trust	01/06/21	$103,143
USD 42,266,117	EUR	35,888,403	State Street Bank and Trust	01/07/21	400,284
USD 11,346,842	EUR	9,608,300	Citibank, N.A.	01/12/21	137,005

Total Appreciation					$640,432
USD 3,718,482	GBP	2,896,953	State Street Bank and Trust	12/29/20	$(36,273)

Total (Depreciation)					$(36,273)

Total Appreciation (Depreciation)					$604,159

As of October 31, 2020, Enhanced U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	2,670	12/18/20	$452,719,939	$435,837,450	$(16,882,489)

Total Futures Contracts			$452,719,939	$435,837,450	$(16,882,489)

24

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$2,914,404	—	$2,914,404
Canada	—	52,624,146	—	52,624,146
Denmark	—	3,087,233	—	3,087,233
France	—	6,735,657	—	6,735,657
Germany	—	14,015,153	—	14,015,153
Japan	—	24,497,229	—	24,497,229
Netherlands	—	4,727,520	—	4,727,520
Norway	—	5,842,429	—	5,842,429
Singapore	—	586,547	—	586,547
Spain	—	4,924,484	—	4,924,484
Switzerland	—	9,458,367	—	9,458,367
United Kingdom	—	14,079,282	—	14,079,282
United States	—	151,026,283	—	151,026,283
U.S. Treasury Obligations	—	114,227,847	—	114,227,847
Commercial Paper	—	21,736,651	—	21,736,651
Securities Lending Collateral	—	10,070,722	—	10,070,722
Forward Currency Contracts**	—	604,159	—	604,159
Futures Contracts**	$(16,882,489)	—	—	(16,882,489)

TOTAL	$(16,882,489)	$441,158,113	—	$424,275,624

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

25

U.S. LARGE CAP EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (99.3%)
COMMUNICATION SERVICES — (11.3%)
* Alphabet, Inc., Class A	15,986	$25,835,135	1.5%
* Alphabet, Inc., Class C	16,118	26,127,439	1.5%
AT&T, Inc.	384,646	10,393,135	0.6%
Comcast Corp., Class A	288,127	12,170,485	0.7%
* Facebook, Inc., Class A	128,015	33,682,027	2.0%
* Netflix, Inc.	19,585	9,317,368	0.6%
Verizon Communications, Inc.	347,460	19,801,745	1.2%
Walt Disney Co. (The)	77,685	9,419,306	0.6%
Other Securities		44,693,690	2.6%

TOTAL COMMUNICATION SERVICES		191,440,330	11.3%

CONSUMER DISCRETIONARY — (11.9%)
* Amazon.com, Inc.	22,089	67,065,517	4.0%
Home Depot, Inc. (The)	47,402	12,642,587	0.7%
Lowe’s Cos., Inc.	42,805	6,767,471	0.4%
McDonald’s Corp.	33,112	7,052,856	0.4%
NIKE, Inc., Class B	64,496	7,744,680	0.5%
* Tesla, Inc.	27,427	10,642,773	0.6%
Other Securities		91,258,859	5.4%

TOTAL CONSUMER DISCRETIONARY		203,174,743	12.0%

CONSUMER STAPLES — (7.0%)
Coca-Cola Co. (The)	207,411	9,968,173	0.6%
Costco Wholesale Corp.	24,486	8,756,683	0.5%
PepsiCo, Inc.	79,820	10,639,208	0.6%
Procter & Gamble Co. (The)	137,350	18,830,685	1.1%
Walmart, Inc.	80,772	11,207,115	0.7%
Other Securities		59,602,195	3.5%

TOTAL CONSUMER STAPLES		119,004,059	7.0%

ENERGY — (2.0%)
Other Securities		34,281,529	2.0%

FINANCIALS — (10.1%)
Bank of America Corp.	340,025	8,058,593	0.5%
* Berkshire Hathaway, Inc., Class B	80,470	16,246,893	1.0%
JPMorgan Chase & Co.	159,111	15,599,243	0.9%
Other Securities		132,524,492	7.8%

TOTAL FINANCIALS		172,429,221	10.2%

HEALTH CARE — (14.1%)
Abbott Laboratories	80,712	8,483,638	0.5%
AbbVie, Inc.	94,749	8,063,140	0.5%
Amgen, Inc.	33,989	7,373,574	0.4%
Eli Lilly and Co.	49,736	6,488,559	0.4%
Johnson & Johnson	141,207	19,360,892	1.1%
Merck & Co., Inc.	146,955	11,052,486	0.7%
Pfizer, Inc.	305,630	10,843,752	0.6%
Thermo Fisher Scientific, Inc.	18,126	8,575,773	0.5%
UnitedHealth Group, Inc	52,791	16,108,646	1.0%

26

U.S. LARGE CAP EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
Other Securities		$142,756,984	8.4%

TOTAL HEALTH CARE		239,107,444	14.1%

INDUSTRIALS — (11.0%)
Honeywell International, Inc.	38,767	6,394,617	0.4%
Union Pacific Corp.	43,769	7,755,429	0.5%
United Parcel Service, Inc., Class B	40,683	6,391,706	0.4%
Other Securities		166,412,229	9.7%

TOTAL INDUSTRIALS		186,953,981	11.0%

INFORMATION TECHNOLOGY — (25.6%)
Accenture P.L.C., Class A	40,421	8,767,719	0.5%
* Adobe, Inc.	20,154	9,010,853	0.5%
Apple, Inc.	815,140	88,736,140	5.2%
Broadcom, Inc.	22,163	7,748,850	0.5%
Cisco Systems, Inc.	232,302	8,339,642	0.5%
Intel Corp.	330,561	14,637,241	0.9%
International Business Machines Corp.	64,127	7,160,421	0.4%
Mastercard, Inc., Class A	51,638	14,904,792	0.9%
Microsoft Corp.	360,764	73,043,887	4.3%
NVIDIA Corp.	24,688	12,377,576	0.7%
Oracle Corp.	114,813	6,442,157	0.4%
* PayPal Holdings, Inc.	41,639	7,750,267	0.5%
QUALCOMM, Inc.	66,535	8,207,758	0.5%
* salesforce.com, Inc.	32,307	7,503,947	0.4%
Texas Instruments, Inc.	52,922	7,651,992	0.5%
Visa, Inc., Class A	85,752	15,581,996	0.9%
Other Securities		136,510,934	8.1%

TOTAL INFORMATION TECHNOLOGY		434,376,172	25.7%

MATERIALS — (3.7%)
Other Securities		62,347,832	3.7%

REAL ESTATE — (0.1%)
Other Security		1,850,184	0.1%

UTILITIES — (2.5%)
Other Securities		42,149,641	2.5%

TOTAL COMMON STOCKS (Cost $1,144,648,457)		1,687,115,136	99.6%

TEMPORARY CASH INVESTMENTS — (0.3%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	5,471,963	5,471,963	0.3%

SECURITIES LENDING COLLATERAL — (0.4%)
@§ The DFA Short Term Investment Fund	624,813	7,229,708	0.5%

TOTAL INVESTMENTS—(100.0%) (Cost $1,157,347,669)		$1,699,816,807	100.4%

27

U.S. LARGE CAP EQUITY PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$191,440,330	—	—	$191,440,330
Consumer Discretionary	203,174,743	—	—	203,174,743
Consumer Staples	119,004,059	—	—	119,004,059
Energy	34,281,529	—	—	34,281,529
Financials	172,429,221	—	—	172,429,221
Health Care	239,107,444	—	—	239,107,444
Industrials	186,953,981	—	—	186,953,981
Information Technology	434,376,172	—	—	434,376,172
Materials	62,347,832	—	—	62,347,832
Real Estate	1,850,184	—	—	1,850,184
Utilities	42,149,641	—	—	42,149,641
Temporary Cash Investments	5,471,963	—	—	5,471,963
Securities Lending Collateral	—	$7,229,708	—	7,229,708

TOTAL	$1,692,587,099	$7,229,708	—	$1,699,816,807

See accompanying Notes to Financial Statements.

28

U.S. LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company	$18,721,211,482

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$18,721,211,482

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

29

U.S. TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (96.1%)
COMMUNICATION SERVICES — (2.8%)
Other Securities		$250,364,741	2.8%

CONSUMER DISCRETIONARY — (14.8%)
* AutoNation, Inc.	740,371	42,001,247	0.5%
BorgWarner, Inc.	1,508,481	52,766,665	0.6%
Dick’s Sporting Goods, Inc.	498,557	28,243,254	0.3%
Lear Corp.	265,233	32,042,799	0.4%
# Lithia Motors, Inc., Class A	214,234	49,181,699	0.6%
Marriott Vacations Worldwide Corp.	305,761	29,536,513	0.3%
# Penske Automotive Group, Inc.	627,334	32,094,407	0.4%
Toll Brothers, Inc.	1,210,493	51,179,644	0.6%
Other Securities		1,020,085,868	11.5%

TOTAL CONSUMER DISCRETIONARY		1,337,132,096	15.2%

CONSUMER STAPLES — (4.5%)
Bunge, Ltd.	593,952	33,694,897	0.4%
* Darling Ingredients, Inc.	1,386,164	59,605,052	0.7%
Ingredion, Inc.	420,000	29,773,800	0.4%
* Post Holdings, Inc.	577,758	49,629,412	0.6%
* US Foods Holding Corp.	1,350,470	28,224,823	0.3%
Other Securities		210,276,317	2.3%

TOTAL CONSUMER STAPLES		411,204,301	4.7%

ENERGY — (5.0%)
Other Securities		452,946,424	5.1%

FINANCIALS — (24.7%)
* Athene Holding, Ltd., Class A	1,493,862	47,923,093	0.6%
First Horizon National Corp.	4,300,039	44,763,406	0.5%
Invesco, Ltd.	3,205,024	42,017,865	0.5%
New York Community Bancorp, Inc.	3,850,378	31,996,641	0.4%
OneMain Holdings, Inc.	857,704	29,925,293	0.3%
People’s United Financial, Inc.	3,730,136	39,800,551	0.5%
Popular, Inc.	746,463	31,500,739	0.4%
# Santander Consumer USA Holdings, Inc.	2,169,069	44,118,863	0.5%
Unum Group	1,631,107	28,805,350	0.3%
# Voya Financial, Inc.	862,441	41,336,797	0.5%
Zions Bancorp NA	1,373,658	44,327,944	0.5%
Other Securities		1,804,169,634	20.4%

TOTAL FINANCIALS		2,230,686,176	25.4%

HEALTH CARE — (4.6%)
* Acadia Healthcare Co., Inc.	805,833	28,727,947	0.3%
Perrigo Co. P.L.C.	792,290	34,757,762	0.4%
Other Securities		349,529,107	4.0%

TOTAL HEALTH CARE		413,014,816	4.7%

INDUSTRIALS — (21.4%)
AGCO Corp	424,798	32,722,190	0.4%
Air Lease Corp	1,126,549	30,687,195	0.4%

30

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
AMERCO	94,083	$32,661,854	0.4%
* JetBlue Airways Corp.	2,577,887	30,857,307	0.4%
Knight-Swift Transportation Holdings, Inc.	1,518,270	57,679,077	0.7%
#* MasTec, Inc.	637,501	31,645,550	0.4%
Quanta Services, Inc.	631,556	39,428,041	0.5%
* Sensata Technologies Holding P.L.C.	686,278	29,997,211	0.3%
Snap-on, Inc.	230,571	36,321,850	0.4%
Timken Co. (The)	540,574	32,272,268	0.4%
Triton International, Ltd.	775,783	28,610,877	0.3%
#* XPO Logistics, Inc.	397,661	35,789,490	0.4%
Other Securities		1,515,443,469	17.0%

TOTAL INDUSTRIALS		1,934,116,379	22.0%

INFORMATION TECHNOLOGY — (8.8%)
* Arrow Electronics, Inc.	805,350	62,728,711	0.7%
* Flex, Ltd.	2,021,294	28,601,310	0.3%
Jabil, Inc.	1,027,905	34,064,772	0.4%
* ON Semiconductor Corp.	1,124,242	28,207,232	0.3%
SYNNEX Corp.	379,206	49,918,678	0.6%
Other Securities		592,597,155	6.7%

TOTAL INFORMATION TECHNOLOGY		796,117,858	9.0%

MATERIALS — (8.8%)
CF Industries Holdings, Inc.	1,166,747	32,213,885	0.4%
* Element Solutions, Inc.	2,579,492	30,231,646	0.4%
Huntsman Corp.	1,700,000	41,293,000	0.5%
Reliance Steel & Aluminum Co.	590,970	64,409,820	0.7%
Steel Dynamics, Inc.	1,689,581	53,188,010	0.6%
Westlake Chemical Corp.	652,862	44,146,528	0.5%
Other Securities		532,521,665	6.0%

TOTAL MATERIALS		798,004,554	9.1%

REAL ESTATE — (0.5%)
Other Securities		48,946,481	0.6%

UTILITIES — (0.2%)
Other Securities		16,775,391	0.2%

TOTAL COMMON STOCKS		8,689,309,217	98.8%

PREFERRED STOCKS — (0.1%)

COMMUNICATION SERVICES — (0.0%)
Other Security		504,941	0.0%

CONSUMER DISCRETIONARY — (0.1%)
Other Security		6,969,382	0.1%

INDUSTRIALS — (0.0%)
Other Security		5,191,390	0.0%

TOTAL PREFERRED STOCKS		12,665,713	0.1%

31

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
RIGHTS/WARRANTS — (0.0%)
COMMUNICATION SERVICES — (0.0%)
Other Security		$4,803	0.0%

TOTAL RIGHTS/WARRANTS		4,803	0.0%

TOTAL INVESTMENT SECURITIES (Cost $8,822,695,225)		8,701,979,733

TEMPORARY CASH INVESTMENTS — (0.9%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	75,312,431	75,312,431	0.9%

SECURITIES LENDING COLLATERAL — (2.9%)
@§ The DFA Short Term Investment Fund	22,890,168	264,862,130	3.0%

TOTAL INVESTMENTS—(100.0%) (Cost $9,162,816,473)		$9,042,154,294	102.8%

As of October 31, 2020, U.S. Targeted Value Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	476	12/18/20	$80,581,032	$77,699,860	$(2,881,172)

Total Futures Contracts			$80,581,032	$77,699,860	$(2,881,172)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$250,364,741	—	—	$250,364,741
Consumer Discretionary	1,337,070,743	$61,353	—	1,337,132,096
Consumer Staples	411,204,301	—	—	411,204,301
Energy	452,946,424	—	—	452,946,424
Financials	2,230,656,755	29,421	—	2,230,686,176
Health Care	412,736,779	278,037	—	413,014,816
Industrials	1,934,116,379	—	—	1,934,116,379
Information Technology	796,108,612	9,246	—	796,117,858
Materials	798,004,554	—	—	798,004,554
Real Estate	48,946,481	—	—	48,946,481
Utilities	16,775,391	—	—	16,775,391
Preferred Stocks
Communication Services	504,941	—	—	504,941
Consumer Discretionary	6,969,382	—	—	6,969,382
Industrials	5,191,390	—	—	5,191,390
Rights/Warrants
Communication Services	—	4,803	—	4,803
Temporary Cash Investments	75,312,431	—	—	75,312,431

32

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	—	$264,862,130	—	$264,862,130
Futures Contracts**	$(2,881,172)	—	—	(2,881,172)

TOTAL	$8,774,028,132	$265,244,990	—	$9,039,273,122

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

33

U.S. SMALL CAP VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (95.5%)
COMMUNICATION SERVICES — (2.6%)
	Other Securities		$283,940,611	2.7%

CONSUMER DISCRETIONARY — (15.9%)
*	AutoNation, Inc.	1,780,777	101,023,479	1.0%
	Foot Locker, Inc.	1,302,002	48,017,834	0.5%
	Marriott Vacations Worldwide Corp.	518,686	50,105,068	0.5%
	MDC Holdings, Inc.	1,610,118	70,072,335	0.7%
*	Meritage Homes Corp.	1,426,415	124,226,482	1.2%
#	Penske Automotive Group, Inc.	1,234,089	63,135,993	0.6%
*	Taylor Morrison Home Corp.	3,749,834	80,996,414	0.8%
*	TRI Pointe Group, Inc.	2,946,842	48,416,614	0.5%
	Other Securities		1,141,713,641	10.7%

TOTAL CONSUMER DISCRETIONARY			1,727,707,860	16.5%

CONSUMER STAPLES — (5.0%)
*	Darling Ingredients, Inc.	3,990,950	171,610,850	1.6%
	Seaboard Corp.	16,755	57,720,975	0.5%
	Other Securities		312,788,417	3.1%

TOTAL CONSUMER STAPLES			542,120,242	5.2%

ENERGY — (5.6%)
*	CNX Resources Corp.	4,643,781	45,044,676	0.4%
	EQT Corp.	4,354,498	65,927,100	0.6%
	Other Securities		491,200,033	4.7%

TOTAL ENERGY			602,171,809	5.7%

FINANCIALS — (26.6%)
	American Equity Investment Life Holding Co.	2,970,459	73,726,792	0.7%
	Associated Banc-Corp.	3,798,022	51,994,921	0.5%
	Bank OZK	2,707,599	67,094,303	0.7%
	CNO Financial Group, Inc.	4,510,009	80,052,660	0.8%
	First Horizon National Corp.	5,817,099	60,556,001	0.6%
	FNB Corp.	6,298,275	47,614,959	0.5%
#	Independent Bank Group, Inc.	912,613	47,072,579	0.5%
	Nelnet, Inc., Class A	860,200	52,506,608	0.5%
	Old National Bancorp	4,659,312	65,137,182	0.6%
#	Pacific Premier Bancorp, Inc.	2,074,069	52,888,759	0.5%
	Popular, Inc.	1,328,298	56,054,176	0.5%
	Sterling Bancorp	3,335,554	44,629,713	0.4%
	Umpqua Holdings Corp.	3,872,543	48,639,140	0.5%
#	United Bankshares, Inc.	1,848,407	48,483,716	0.5%
	Valley National Bancorp	8,273,467	63,209,288	0.6%
	Washington Federal, Inc.	2,235,956	47,603,503	0.5%
	Other Securities		1,971,729,501	18.6%

TOTAL FINANCIALS			2,878,993,801	27.5%

HEALTH CARE — (3.8%)
#*	Acadia Healthcare Co., Inc.	2,211,861	78,852,845	0.8%
*	Magellan Health, Inc.	677,892	48,991,255	0.5%

34

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
Other Securities		$280,373,705	2.6%

TOTAL HEALTH CARE		408,217,805	3.9%

INDUSTRIALS — (20.5%)
ABM Industries, Inc.	1,295,409	44,976,600	0.4%
AGCO Corp.	598,770	46,123,253	0.4%
Air Lease Corp.	1,983,887	54,041,082	0.5%
* Beacon Roofing Supply, Inc.	1,554,735	47,730,364	0.5%
#* Colfax Corp.	2,178,567	59,235,237	0.6%
# GATX Corp.	906,774	61,914,529	0.6%
Macquarie Infrastructure Corp.	1,918,757	49,503,931	0.5%
Regal Beloit Corp.	943,289	93,055,460	0.9%
Triton International, Ltd.	1,845,292	68,054,369	0.7%
* WillScot Mobile Mini Holdings Corp.	2,492,074	46,302,735	0.4%
Other Securities		1,651,256,875	15.7%

TOTAL INDUSTRIALS		2,222,194,435	21.2%

INFORMATION TECHNOLOGY — (7.6%)
* Amkor Technology, Inc.	5,973,850	70,790,122	0.7%
* CACI International, Inc., Class A	263,967	55,045,038	0.5%
Vishay Intertechnology, Inc.	3,227,981	52,357,852	0.5%
Other Securities		639,727,462	6.1%

TOTAL INFORMATION TECHNOLOGY		817,920,474	7.8%

MATERIALS — (7.0%)
# Commercial Metals Co.	3,104,385	64,105,550	0.6%
* Element Solutions, Inc.	6,517,914	76,389,952	0.7%
Hecla Mining Co.	10,380,528	47,542,818	0.5%
Huntsman Corp.	2,047,226	49,727,120	0.5%
# Olin Corp.	3,309,972	54,780,037	0.5%
Other Securities		468,378,250	4.5%

TOTAL MATERIALS		760,923,727	7.3%

REAL ESTATE — (0.3%)
Other Securities		37,017,869	0.3%

UTILITIES — (0.6%)
Brookfield Renewable Corp., Class A	772,960	51,610,539	0.5%
Other Securities		13,211,300	0.1%

TOTAL UTILITIES		64,821,839	0.6%

TOTAL COMMON STOCKS		10,346,030,472	98.7%

PREFERRED STOCKS — (0.2%)

COMMUNICATION SERVICES — (0.0%)
Other Security		383,748	0.0%

CONSUMER DISCRETIONARY — (0.1%)
Other Security		11,834,459	0.2%

35

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (0.1%)
Other Security		$11,345,525	0.1%

TOTAL PREFERRED STOCKS		23,563,732	0.3%

TOTAL INVESTMENT SECURITIES (Cost $9,549,247,775)		10,369,594,204

TEMPORARY CASH INVESTMENTS — (1.0%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	102,809,135	102,809,135	1.0%

SECURITIES LENDING COLLATERAL — (3.3%)
@§ The DFA Short Term Investment Fund	31,209,195	361,121,597	3.4%

TOTAL INVESTMENTS—(100.0%) (Cost $10,013,093,231)		$10,833,524,936	103.4%

As of October 31, 2020, U.S. Small Cap Value Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	590	12/18/20	$99,631,941	$96,308,650	$(3,323,291)

Total Futures Contracts			$99,631,941	$96,308,650	$(3,323,291)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$283,940,611	—	—	$283,940,611
Consumer Discretionary	1,727,654,937	$52,923	—	1,727,707,860
Consumer Staples	542,120,242	—	—	542,120,242
Energy	602,171,809	—	—	602,171,809
Financials	2,878,926,031	67,770	—	2,878,993,801
Health Care	408,217,805	—	—	408,217,805
Industrials	2,222,194,435	—	—	2,222,194,435
Information Technology	817,920,474	—	—	817,920,474
Materials	760,923,727	—	—	760,923,727
Real Estate	37,017,869	—	—	37,017,869
Utilities	64,821,839	—	—	64,821,839
Preferred Stocks
Communication Services	383,748	—	—	383,748
Consumer Discretionary	11,834,459	—	—	11,834,459
Industrials	11,345,525	—	—	11,345,525
Temporary Cash Investments	102,809,135	—	—	102,809,135

36

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	—	$361,121,597	—	$361,121,597
Futures Contracts**	$(3,323,291)	—	—	(3,323,291)

TOTAL	$10,468,959,355	$361,242,290	—	$10,830,201,645

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

37

U.S. CORE EQUITY 1 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (97.8%)
COMMUNICATION SERVICES — (8.6%)
* Alphabet, Inc., Class A	127,914	$206,723,095	0.9%
* Alphabet, Inc., Class C	127,904	207,333,663	0.9%
AT&T, Inc.	5,184,047	140,072,950	0.6%
Comcast Corp., Class A	3,435,836	145,129,713	0.6%
* Facebook, Inc., Class A	1,482,909	390,168,187	1.6%
Verizon Communications, Inc.	4,556,038	259,648,606	1.1%
Walt Disney Co. (The)	768,997	93,240,886	0.4%
Other Securities		674,397,536	2.6%

TOTAL COMMUNICATION SERVICES		2,116,714,636	8.7%

CONSUMER DISCRETIONARY — (12.9%)
* Amazon.com, Inc.	253,734	770,374,484	3.2%
Home Depot, Inc. (The)	621,181	165,675,185	0.7%
Lowe’s Cos., Inc.	561,375	88,753,387	0.4%
McDonald’s Corp.	422,272	89,943,936	0.4%
NIKE, Inc., Class B	747,119	89,714,050	0.4%
* Tesla, Inc.	209,330	81,228,413	0.3%
Other Securities		1,912,608,703	7.7%

TOTAL CONSUMER DISCRETIONARY		3,198,298,158	13.1%

CONSUMER STAPLES — (6.5%)
Coca-Cola Co. (The)	2,670,749	128,356,197	0.5%
Costco Wholesale Corp.	266,821	95,420,526	0.4%
PepsiCo, Inc.	1,155,131	153,967,411	0.6%
Procter & Gamble Co. (The)	1,579,025	216,484,327	0.9%
Walmart, Inc.	863,854	119,859,743	0.5%
Other Securities		890,299,133	3.7%

TOTAL CONSUMER STAPLES		1,604,387,337	6.6%

ENERGY — (2.1%)
Other Securities		510,956,675	2.1%

FINANCIALS — (12.0%)
Bank of America Corp.	4,711,985	111,674,045	0.5%
* Berkshire Hathaway, Inc., Class B	1,088,779	219,824,480	0.9%
JPMorgan Chase & Co.	2,201,688	215,853,492	0.9%
Other Securities		2,415,117,319	9.8%

TOTAL FINANCIALS		2,962,469,336	12.1%

HEALTH CARE — (12.5%)
Abbott Laboratories	747,210	78,539,243	0.3%
AbbVie, Inc.	1,141,380	97,131,438	0.4%
Amgen, Inc.	530,972	115,189,066	0.5%
Johnson & Johnson	1,801,538	247,008,875	1.0%
Merck & Co., Inc.	1,553,125	116,810,531	0.5%
Pfizer, Inc.	3,028,207	107,440,784	0.5%
Thermo Fisher Scientific, Inc.	168,163	79,561,279	0.3%
UnitedHealth Group, Inc.	577,060	176,084,088	0.7%
Other Securities		2,063,482,228	8.4%

TOTAL HEALTH CARE		3,081,247,532	12.6%

38

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (12.0%)
3M Co.	495,848	$79,315,846	0.3%
Caterpillar, Inc.	502,340	78,892,497	0.3%
Union Pacific Corp.	430,755	76,325,478	0.3%
United Parcel Service, Inc., Class B	506,541	79,582,656	0.3%
Other Securities		2,656,420,410	11.0%

TOTAL INDUSTRIALS		2,970,536,887	12.2%

INFORMATION TECHNOLOGY — (24.2%)
Accenture P.L.C., Class A	449,468	97,494,104	0.4%
* Adobe, Inc.	257,391	115,079,516	0.5%
Apple, Inc.	11,765,268	1,280,767,074	5.3%
Broadcom, Inc.	245,375	85,790,461	0.4%
Cisco Systems, Inc.	2,696,369	96,799,647	0.4%
Intel Corp.	3,811,595	168,777,427	0.7%
International Business Machines Corp.	768,190	85,776,095	0.4%
Mastercard, Inc., Class A	615,761	177,733,255	0.7%
Microsoft Corp.	4,555,132	922,277,576	3.8%
NVIDIA Corp.	284,649	142,711,623	0.6%
Oracle Corp.	1,938,764	108,784,048	0.5%
* PayPal Holdings, Inc.	444,579	82,749,489	0.4%
QUALCOMM, Inc.	829,776	102,361,167	0.4%
Texas Instruments, Inc.	750,861	108,566,992	0.5%
# Visa, Inc., Class A	1,085,673	197,277,641	0.8%
Other Securities		2,218,357,802	8.7%

TOTAL INFORMATION TECHNOLOGY		5,991,303,917	24.5%

MATERIALS — (4.0%)
Other Securities		997,173,891	4.1%

REAL ESTATE — (0.2%)
Other Securities		52,579,583	0.2%

UTILITIES — (2.8%)
NextEra Energy, Inc.	1,051,548	76,983,829	0.3%
Other Securities		605,989,533	2.5%

TOTAL UTILITIES		682,973,362	2.8%

TOTAL COMMON STOCKS		24,168,641,314	99.0%

PREFERRED STOCKS — (0.0%)

COMMUNICATION SERVICES — (0.0%)
Other Security		438,779	0.0%

CONSUMER DISCRETIONARY — (0.0%)
Other Security		1,862,884	0.0%

INDUSTRIALS — (0.0%)
Other Securities		1,571,727	0.0%

TOTAL PREFERRED STOCKS		3,873,390	0.0%

TOTAL INVESTMENT SECURITIES (Cost $13,904,124,846)		24,172,514,704

39

U.S. CORE EQUITY 1PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
TEMPORARY CASH INVESTMENTS — (0.8%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	206,512,232	$206,512,232	0.8%

SECURITIES LENDING COLLATERAL — (1.4%)
@§ The DFA Short Term Investment Fund	29,712,176	343,799,592	1.4%

TOTAL INVESTMENTS—(100.0%) (Cost $14,454,375,650)		$24,722,826,528	101.2%

As of October 31, 2020, U.S. Core Equity 1 Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	1,308	12/18/20	$219,258,470	$213,511,380	$(5,747,090)

Total Futures Contracts			$219,258,470	$213,511,380	$(5,747,090)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$2,116,713,213	$1,423	—	$2,116,714,636
Consumer Discretionary	3,198,294,702	3,456	—	3,198,298,158
Consumer Staples	1,604,387,337	—	—	1,604,387,337
Energy	510,956,675	—	—	510,956,675
Financials	2,962,462,027	7,309	—	2,962,469,336
Health Care	3,081,183,018	64,514	—	3,081,247,532
Industrials	2,970,536,887	—	—	2,970,536,887
Information Technology	5,991,301,762	2,155	—	5,991,303,917
Materials	997,173,891	—	—	997,173,891
Real Estate	52,579,583	—	—	52,579,583
Utilities	682,973,362	—	—	682,973,362
Preferred Stocks
Communication Services	438,779	—	—	438,779
Consumer Discretionary	1,862,884	—	—	1,862,884
Industrials	1,571,727	—	—	1,571,727
Temporary Cash Investments	206,512,232	—	—	206,512,232
Securities Lending Collateral	—	343,799,592	—	343,799,592
Futures Contracts**	(5,747,090)	—	—	(5,747,090)

TOTAL	$24,373,200,989	$343,878,449	—	$24,717,079,438

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

40

U.S. CORE EQUITY 2 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (98.0%)
COMMUNICATION SERVICES — (7.7%)
* Alphabet, Inc., Class A	105,133	$169,906,493	0.7%
* Alphabet, Inc., Class C	108,129	175,278,190	0.7%
AT&T, Inc.	4,517,945	122,074,874	0.5%
* Charter Communications, Inc., Class A	149,545	90,298,262	0.4%
Comcast Corp., Class A	4,507,762	190,407,867	0.8%
* Facebook, Inc., Class A	1,185,222	311,843,760	1.2%
Verizon Communications, Inc.	3,906,941	222,656,568	0.9%
Walt Disney Co. (The)	673,109	81,614,466	0.3%
Other Securities		627,556,414	2.3%

TOTAL COMMUNICATION SERVICES		1,991,636,894	7.8%

CONSUMER DISCRETIONARY — (12.4%)
* Amazon.com, Inc.	200,627	609,133,666	2.4%
Best Buy Co., Inc.	589,142	65,718,790	0.3%
Home Depot, Inc. (The)	297,068	79,231,006	0.3%
Lowe’s Cos., Inc.	466,802	73,801,396	0.3%
NIKE, Inc., Class B	573,814	68,903,585	0.3%
Target Corp.	551,687	83,977,795	0.3%
Other Securities		2,243,665,825	8.7%

TOTAL CONSUMER DISCRETIONARY		3,224,432,063	12.6%

CONSUMER STAPLES — (6.0%)
Coca-Cola Co. (The)	2,307,647	110,905,515	0.4%
Costco Wholesale Corp.	192,512	68,846,141	0.3%
PepsiCo, Inc.	1,083,200	144,379,728	0.6%
Procter & Gamble Co. (The)	1,100,928	150,937,229	0.6%
Walmart, Inc.	754,200	104,645,250	0.4%
Other Securities		984,272,741	3.8%

TOTAL CONSUMER STAPLES		1,563,986,604	6.1%

ENERGY — (2.0%)
Other Securities		516,017,166	2.0%

FINANCIALS — (13.1%)
Bank of America Corp.	4,443,032	105,299,858	0.4%
* Berkshire Hathaway, Inc., Class B	840,748	169,747,021	0.7%
JPMorgan Chase & Co.	2,409,473	236,224,733	0.9%
Other Securities		2,899,310,940	11.3%

TOTAL FINANCIALS		3,410,582,552	13.3%

HEALTH CARE — (12.7%)
Abbott Laboratories	649,458	68,264,530	0.3%
AbbVie, Inc.	760,731	64,738,208	0.3%
Amgen, Inc.	480,932	104,333,388	0.4%
Eli Lilly and Co.	538,596	70,265,234	0.3%
Gilead Sciences, Inc.	1,115,047	64,839,983	0.3%
Johnson & Johnson	2,334,450	320,076,440	1.3%
Merck & Co., Inc.	1,813,335	136,380,925	0.5%
Pfizer, Inc.	3,366,832	119,455,199	0.5%
Thermo Fisher Scientific, Inc.	147,652	69,857,114	0.3%

41

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
UnitedHealth Group, Inc.	545,069	$166,322,355	0.7%
Other Securities		2,113,321,134	7.9%

TOTAL HEALTH CARE		3,297,854,510	12.8%

INDUSTRIALS — (13.7%)
3M Co.	456,981	73,098,681	0.3%
Caterpillar, Inc.	494,834	77,713,680	0.3%
Union Pacific Corp.	618,468	109,586,345	0.4%
United Parcel Service, Inc., Class B	446,131	70,091,641	0.3%
Other Securities		3,227,756,172	12.6%

TOTAL INDUSTRIALS		3,558,246,519	13.9%

INFORMATION TECHNOLOGY — (23.7%)
Accenture P.L.C., Class A	449,831	97,572,842	0.4%
Apple, Inc.	11,388,809	1,239,785,748	4.8%
Broadcom, Inc.	199,404	69,717,621	0.3%
Cisco Systems, Inc.	3,226,886	115,845,207	0.5%
Intel Corp.	4,980,279	220,526,754	0.9%
International Business Machines Corp.	704,432	78,656,877	0.3%
Mastercard, Inc., Class A	649,786	187,554,231	0.7%
Microsoft Corp.	4,772,363	966,260,337	3.8%
NVIDIA Corp.	199,887	100,215,346	0.4%
Oracle Corp.	1,776,895	99,701,578	0.4%
QUALCOMM, Inc.	817,724	100,874,433	0.4%
Texas Instruments, Inc.	673,110	97,324,975	0.4%
# Visa, Inc., Class A	1,052,889	191,320,460	0.8%
Other Securities		2,606,908,873	9.9%

TOTAL INFORMATION TECHNOLOGY		6,172,265,282	24.0%

MATERIALS — (4.4%)
Other Securities		1,150,048,963	4.5%

REAL ESTATE — (0.3%)
Other Securities		68,632,555	0.3%

UTILITIES — (2.0%)
Other Securities		517,121,560	2.0%

TOTAL COMMON STOCKS		25,470,824,668	99.3%

PREFERRED STOCKS — (0.0%)

COMMUNICATION SERVICES — (0.0%)
Other Security		680,175	0.0%

CONSUMER DISCRETIONARY — (0.0%)
Other Security		2,022,820	0.0%

INDUSTRIALS — (0.0%)
Other Securities		2,144,677	0.0%

TOTAL PREFERRED STOCKS		4,847,672	0.0%

42

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
RIGHTS/WARRANTS — (0.0%)
COMMUNICATION SERVICES — (0.0%)
Other Security		$6,856	0.0%

TOTAL RIGHTS/WARRANTS		6,856	0.0%

TOTAL INVESTMENT SECURITIES (Cost $14,953,741,086)		25,475,679,196

TEMPORARY CASH INVESTMENTS — (0.4%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	96,900,789	96,900,789	0.4%

SECURITIES LENDING COLLATERAL — (1.6%)
@§ The DFA Short Term Investment Fund	36,660,714	424,201,119	1.6%

TOTAL INVESTMENTS—(100.0%) (Cost $15,474,756,980)		$25,996,781,104	101.3%

As of October 31, 2020, U.S. Core Equity 2 Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	780	12/18/20	$131,017,171	$127,323,300	$(3,693,871)

Total Futures Contracts			$131,017,171	$127,323,300	$(3,693,871)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$1,991,636,894	—	—	$1,991,636,894
Consumer Discretionary	3,224,422,494	$9,569	—	3,224,432,063
Consumer Staples	1,563,986,604	—	—	1,563,986,604
Energy	516,017,166	—	—	516,017,166
Financials	3,410,570,299	12,253	—	3,410,582,552
Health Care	3,297,737,708	116,802	—	3,297,854,510
Industrials	3,558,246,519	—	—	3,558,246,519
Information Technology	6,172,259,450	5,832	—	6,172,265,282
Materials	1,150,048,963	—	—	1,150,048,963
Real Estate	68,632,555	—	—	68,632,555
Utilities	517,121,560	—	—	517,121,560
Preferred Stocks
Communication Services	680,175	—	—	680,175
Consumer Discretionary	2,022,820	—	—	2,022,820
Industrials	2,144,677	—	—	2,144,677
Rights/Warrants
Communication Services	—	6,856	—	6,856
Temporary Cash Investments	96,900,789	—	—	96,900,789

43

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	—	$424,201,119	—	$424,201,119
Futures Contracts**	$(3,693,871)	—	—	(3,693,871)
TOTAL	$25,568,734,802	$424,352,431	—	$25,993,087,233

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

44

U.S. VECTOR EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value†	Percentage of Net Assets‡

COMMON STOCKS — (95.4%)
COMMUNICATION SERVICES — (6.8%)
*	Alphabet, Inc., Class A	10,216	$16,510,180	0.5%
*	Alphabet, Inc., Class C	10,616	17,208,642	0.5%
	AT&T, Inc.	639,414	17,276,966	0.5%
*	Charter Communications, Inc., Class A	13,399	8,090,584	0.2%
	Comcast Corp., Class A	417,271	17,625,527	0.5%
*	Facebook, Inc., Class A	76,954	20,247,367	0.6%
*	GCI Liberty, Inc., Class A	91,121	7,401,759	0.2%
*	T-Mobile US, Inc.	85,566	9,375,467	0.3%
	Verizon Communications, Inc.	422,159	24,058,841	0.7%
	Walt Disney Co. (The)	80,115	9,713,944	0.3%
	Other Securities		105,971,069	2.7%

TOTAL COMMUNICATION SERVICES			253,480,346	7.0%

CONSUMER DISCRETIONARY — (12.3%)
	BorgWarner, Inc.	217,822	7,619,414	0.2%
	DR Horton, Inc.	155,326	10,377,330	0.3%
	Ford Motor Co.	1,063,806	8,223,220	0.2%
	General Motors Co.	263,562	9,100,796	0.3%
#	Lithia Motors, Inc., Class A	37,932	8,708,049	0.2%
*	LKQ Corp.	249,592	7,984,448	0.2%
*	Meritage Homes Corp.	87,210	7,595,119	0.2%
	PulteGroup, Inc.	246,642	10,053,128	0.3%
	Other Securities		390,673,092	10.8%

TOTAL CONSUMER DISCRETIONARY			460,334,596	12.7%

CONSUMER STAPLES — (4.6%)
	Archer-Daniels-Midland Co.	157,835	7,298,290	0.2%
*	Darling Ingredients, Inc.	223,101	9,593,343	0.3%
	Procter & Gamble Co. (The)	90,151	12,359,702	0.3%
	Walmart, Inc.	66,928	9,286,260	0.3%
	Other Securities		133,407,501	3.7%

TOTAL CONSUMER STAPLES			171,945,096	4.8%

ENERGY — (3.3%)
	Chevron Corp.	122,332	8,502,074	0.3%
	ConocoPhillips	251,960	7,211,095	0.2%
	Exxon Mobil Corp.	246,853	8,052,345	0.2%
	Other Securities		102,107,450	2.8%

TOTAL ENERGY			125,872,964	3.5%

FINANCIALS — (20.1%)
	Bank of America Corp.	491,054	11,637,980	0.3%
*	Berkshire Hathaway, Inc., Class B	110,049	22,218,893	0.6%
	JPMorgan Chase & Co.	285,881	28,027,773	0.8%
	Morgan Stanley	177,657	8,554,185	0.2%
*	SVB Financial Group	28,630	8,322,741	0.2%
	Travelers Cos., Inc. (The)	72,615	8,765,357	0.3%
	Other Securities		666,122,649	18.5%

TOTAL FINANCIALS			753,649,578	20.9%

45

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

HEALTH CARE — (10.3%)
Abbott Laboratories	72,919	$7,664,516	0.2%
Danaher Corp.	32,906	7,553,243	0.2%
* Horizon Therapeutics P.L.C.	108,891	8,159,203	0.2%
Johnson & Johnson	103,374	14,173,609	0.4%
Pfizer, Inc.	341,124	12,103,079	0.3%
Thermo Fisher Scientific, Inc.	17,743	8,394,568	0.2%
UnitedHealth Group, Inc.	44,667	13,629,688	0.4%
Other Securities		316,456,739	8.8%

TOTAL HEALTH CARE		388,134,645	10.7%

INDUSTRIALS — (17.8%)
Johnson Controls International P.L.C.	226,449	9,558,412	0.3%
Quanta Services, Inc.	140,696	8,783,651	0.2%
#* Sunrun, Inc.	160,181	8,332,616	0.2%
Other Securities		639,925,337	17.8%

TOTAL INDUSTRIALS		666,600,016	18.5%

INFORMATION TECHNOLOGY — (12.3%)
Cisco Systems, Inc.	237,876	8,539,748	0.2%
#* First Solar, Inc.	83,806	7,294,893	0.2%
Intel Corp.	359,241	15,907,191	0.4%
Other Securities		429,335,250	12.0%

TOTAL INFORMATION TECHNOLOGY		461,077,082	12.8%

MATERIALS — (6.2%)
Corteva, Inc.	231,705	7,641,631	0.2%
Eastman Chemical Co.	101,626	8,215,446	0.2%
Freeport-McMoRan, Inc.	424,655	7,363,518	0.2%
International Paper Co.	200,992	8,793,400	0.2%
Reliance Steel & Aluminum Co.	74,876	8,160,735	0.2%
Other Securities		194,402,595	5.5%

TOTAL MATERIALS		234,577,325	6.5%

REAL ESTATE — (0.5%)
Other Securities		18,508,383	0.5%

UTILITIES — (1.2%)
Other Securities		45,154,496	1.2%

TOTAL COMMON STOCKS		3,579,334,527	99.1%

PREFERRED STOCKS — (0.1%)

COMMUNICATION SERVICES — (0.0%)
Other Security		423,185	0.0%

CONSUMER DISCRETIONARY — (0.0%)
Other Security		485,187	0.0%

46

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

INDUSTRIALS — (0.1%)
Other Security		$855,721	0.0%

TOTAL PREFERRED STOCKS		1,764,093	0.0%

TOTAL INVESTMENT SECURITIES (Cost $2,339,391,957)		3,581,098,620

TEMPORARY CASH INVESTMENTS — (0.7%) State Street Institutional U.S. Government Money Market Fund, 0.026%	27,592,450	27,592,450	0.8%

SECURITIES LENDING COLLATERAL — (3.8%)
@§ The DFA Short Term Investment Fund	12,285,600	142,156,680	3.9%

TOTAL INVESTMENTS—(100.0%) (Cost $2,509,118,854)		$3,750,847,750	103.8%

As of October 31, 2020, U.S. Vector Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	172	12/18/20	$28,714,195	$28,076,420	$(637,775)

Total Futures Contracts			$28,714,195	$28,076,420	$(637,775)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$253,480,346	—	—	$253,480,346
Consumer Discretionary	460,330,954	$3,642	—	460,334,596
Consumer Staples	171,945,096	—	—	171,945,096
Energy	125,872,964	—	—	125,872,964
Financials	753,644,610	4,968	—	753,649,578
Health Care	388,087,919	46,726	—	388,134,645
Industrials	666,600,016	—	—	666,600,016
Information Technology	461,074,035	3,047	—	461,077,082
Materials	234,577,325	—	—	234,577,325
Real Estate	18,508,383	—	—	18,508,383
Utilities	45,154,496	—	—	45,154,496
Preferred Stocks
Communication Services	423,185	—	—	423,185
Consumer Discretionary	485,187	—	—	485,187
Industrials	855,721	—	—	855,721
Temporary Cash Investments	27,592,450	—	—	27,592,450

47

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	—	$142,156,680	—	$142,156,680
Futures Contracts**	$(637,775)	—	—	(637,775)

TOTAL	$3,607,994,912	$142,215,063	—	$3,750,209,975

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

48

U.S. SMALL CAP PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value†	Percentage of Net Assets‡

COMMON STOCKS — (94.6%)
COMMUNICATION SERVICES — (2.4%)
	Other Securities		$330,852,782	2.5%

CONSUMER DISCRETIONARY — (15.4%)
	Aaron’s Holdings Co., Inc.	654,362	34,196,958	0.3%
*	Crocs, Inc.	615,415	32,204,667	0.3%
*	Deckers Outdoor Corp.	179,339	45,439,122	0.4%
	Dick’s Sporting Goods, Inc.	634,928	35,968,671	0.3%
*	Fox Factory Holding Corp.	376,695	31,672,516	0.2%
#*	Helen of Troy, Ltd.	221,211	41,941,606	0.3%
#	Lithia Motors, Inc., Class A	240,862	55,294,689	0.4%
*	Murphy USA, Inc.	254,884	31,169,764	0.2%
*	Stamps.com, Inc.	136,039	30,369,346	0.2%
*	Tempur Sealy International, Inc.	369,517	32,887,013	0.3%
*	TopBuild Corp.	316,171	48,440,559	0.4%
	Wingstop, Inc.	278,289	32,373,359	0.3%
	Other Securities		1,680,028,444	12.6%

TOTAL CONSUMER DISCRETIONARY			2,131,986,714	16.2%

CONSUMER STAPLES — (4.6%)
#*	Boston Beer Co., Inc. (The), Class A	48,950	50,867,861	0.4%
*	Darling Ingredients, Inc.	1,398,818	60,149,174	0.5%
#	WD-40 Co.	128,503	31,275,060	0.2%
	Other Securities		496,176,440	3.7%

TOTAL CONSUMER STAPLES			638,468,535	4.8%

ENERGY — (2.2%)
	Other Securities		299,520,152	2.3%

FINANCIALS — (18.5%)
	Glacier Bancorp, Inc.	841,566	30,128,063	0.2%
#*	LendingTree, Inc.	108,432	35,087,511	0.3%
	RLI Corp.	396,985	34,418,599	0.3%
	South State Corp.	523,699	32,155,119	0.3%
	Stifel Financial Corp.	528,881	30,918,383	0.2%
	Other Securities		2,390,964,188	18.1%

TOTAL FINANCIALS			2,553,671,863	19.4%

HEALTH CARE — (10.0%)
*	Amedisys, Inc.	154,144	39,923,296	0.3%
	Ensign Group, Inc. (The)	513,642	30,222,695	0.2%
*	LHC Group, Inc.	229,071	49,605,325	0.4%
*	Quidel Corp.	277,897	74,556,986	0.6%
	Other Securities		1,181,174,305	8.9%

TOTAL HEALTH CARE			1,375,482,607	10.4%

INDUSTRIALS — (19.9%)
*	ASGN, Inc.	467,723	31,187,770	0.2%
*	Builders FirstSource, Inc.	995,625	30,167,438	0.2%
	CoreLogic, Inc.	390,066	30,007,777	0.2%
	Exponent, Inc.	475,762	33,108,278	0.3%

49

U.S. SMALL CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

INDUSTRIALS — (Continued)
* FTI Consulting, Inc.	319,677	$31,475,397	0.2%
MSA Safety, Inc.	290,106	38,270,784	0.3%
* Navistar International Corp.	877,646	37,835,319	0.3%
Regal Beloit Corp.	325,233	32,084,235	0.3%
Rexnord Corp.	1,018,457	32,672,101	0.3%
* Saia, Inc.	228,425	33,729,235	0.3%
Simpson Manufacturing Co., Inc.	412,248	36,574,643	0.3%
Tetra Tech, Inc.	511,130	51,578,128	0.4%
Timken Co. (The)	646,734	38,610,020	0.3%
#* Trex Co., Inc.	615,713	42,816,682	0.3%
Other Securities		2,248,970,234	16.9%

TOTAL INDUSTRIALS		2,749,088,041	20.8%

INFORMATION TECHNOLOGY — (12.8%)
* ACI Worldwide, Inc.	1,016,727	29,657,927	0.2%
* Cirrus Logic, Inc.	510,226	35,139,265	0.3%
CMC Materials, Inc.	238,789	33,953,408	0.3%
* Globant SA	163,467	29,523,775	0.2%
* Lattice Semiconductor Corp.	1,301,787	45,432,366	0.4%
* LiveRamp Holdings, Inc.	556,093	36,752,186	0.3%
* Novanta, Inc.	333,917	36,303,456	0.3%
Power Integrations, Inc.	560,029	33,719,346	0.3%
#* Qualys, Inc.	370,476	32,546,317	0.3%
Other Securities		1,461,403,342	10.8%

TOTAL INFORMATION TECHNOLOGY		1,774,431,388	13.4%

MATERIALS — (5.2%)
Other Securities		717,959,808	5.4%

REAL ESTATE — (0.5%)
Other Securities		75,041,455	0.6%

UTILITIES — (3.1%)
# Ormat Technologies, Inc.	446,102	31,615,249	0.2%
# PNM Resources, Inc.	733,045	36,652,250	0.3%
Other Securities		363,188,534	2.8%

TOTAL UTILITIES		431,456,033	3.3%

TOTAL COMMON STOCKS		13,077,959,378	99.1%

PREFERRED STOCKS — (0.1%)

COMMUNICATION SERVICES — (0.0%)
Other Security		1,445,439	0.0%

CONSUMER DISCRETIONARY — (0.0%)
Other Security		1,186,557	0.0%

INDUSTRIALS — (0.1%)
Other Security		6,249,914	0.1%

TOTAL PREFERRED STOCKS		8,881,910	0.1%

50

U.S. SMALL CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

RIGHTS/WARRANTS — (0.0%)
CONSUMER DISCRETIONARY — (0.0%)
Other Security		$341	0.0%

HEALTH CARE — (0.0%)
Other Security		97	0.0%

COMMUNICATION SERVICES — (0.0%)
Other Security		18,400	0.0%

TOTAL RIGHTS/WARRANTS		18,838	0.0%

TOTAL INVESTMENT SECURITIES (Cost $10,541,516,903)		13,086,860,126

TEMPORARY CASH INVESTMENTS — (0.3%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	37,484,126	37,484,126	0.3%

SECURITIES LENDING COLLATERAL — (5.0%)
@§ The DFA Short Term Investment Fund	59,921,123	693,347,319	5.3%

TOTAL INVESTMENTS—(100.0%) (Cost $11,272,239,978)		$13,817,691,571	104.8%

As of October 31, 2020, U.S. Small Cap Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	663	12/18/20	$110,267,999	$108,224,805	$(2,043,194)

Total Futures Contracts			$110,267,999	$108,224,805	$(2,043,194)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$330,852,782	—	—	$330,852,782
Consumer Discretionary	2,131,957,369	$29,345	—	2,131,986,714
Consumer Staples	638,468,535	—	—	638,468,535
Energy	299,520,152	—	—	299,520,152
Financials	2,553,643,979	27,884	—	2,553,671,863
Health Care	1,375,004,485	478,122	—	1,375,482,607
Industrials	2,749,088,041	—	—	2,749,088,041
Information Technology	1,774,415,563	15,825	—	1,774,431,388
Materials	717,959,808	—	—	717,959,808
Real Estate	75,041,455	—	—	75,041,455
Utilities	431,456,033	—	—	431,456,033

51

U.S. SMALL CAP PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Preferred Stocks
Communication Services	$1,445,439	—	—	$1,445,439
Consumer Discretionary	1,186,557	—	—	1,186,557
Industrials	6,249,914	—	—	6,249,914
Rights/Warrants
Communication Services	—	$18,400	—	18,400
Consumer Discretionary	—	341	—	341
Health Care	—	97	—	97
Temporary Cash Investments	37,484,126	—	—	37,484,126
Securities Lending Collateral	—	693,347,319	—	693,347,319
Futures Contracts**	(2,043,194)	—	—	(2,043,194)

TOTAL	$13,121,731,044	$693,917,333	—	$13,815,648,377

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

52

U.S. MICRO CAP PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (93.6%)
COMMUNICATION SERVICES — (2.2%)
	Shenandoah Telecommunications Co.	408,974	$17,839,446	0.4%
	Other Securities		101,748,092	1.9%

TOTAL COMMUNICATION SERVICES			119,587,538	2.3%

CONSUMER DISCRETIONARY — (13.4%)
#*	Asbury Automotive Group, Inc.	149,741	15,420,328	0.3%
	Cooper Tire & Rubber Co.	405,296	13,938,129	0.3%
*	Crocs, Inc.	491,030	25,695,600	0.5%
*	Fox Factory Holding Corp.	167,424	14,077,010	0.3%
	Group 1 Automotive, Inc.	130,500	13,843,440	0.3%
*	Installed Building Products, Inc.	202,656	18,348,474	0.4%
	MDC Holdings, Inc.	493,773	21,489,001	0.4%
#*	Sleep Number Corp.	235,950	14,949,792	0.3%
#*	Vista Outdoor, Inc.	702,214	13,882,771	0.3%
	Other Securities		579,090,897	11.2%

TOTAL CONSUMER DISCRETIONARY			730,735,442	14.3%

CONSUMER STAPLES — (3.9%)
	Medifast, Inc.	106,448	14,954,880	0.3%
#	WD-40 Co.	63,361	15,420,800	0.3%
	Other Securities		182,988,854	3.6%

TOTAL CONSUMER STAPLES			213,364,534	4.2%

ENERGY — (3.0%)
*	CNX Resources Corp.	1,455,476	14,118,117	0.3%
#*	Renewable Energy Group, Inc.	333,674	18,819,214	0.4%
	Other Securities		131,917,183	2.5%

TOTAL ENERGY.			164,854,514	3.2%

FINANCIALS — (20.3%)
	Kinsale Capital Group, Inc.	134,802	25,271,331	0.5%
*	NMI Holdings, Inc., Class A	684,258	14,704,704	0.3%
#	Pacific Premier Bancorp, Inc.	599,298	15,282,099	0.3%
	Walker & Dunlop, Inc.	257,239	16,175,188	0.3%
	Other Securities		1,034,684,346	20.2%

TOTAL FINANCIALS			1,106,117,668	21.6%

HEALTH CARE — (10.9%)
	CONMED Corp.	180,281	14,056,510	0.3%
*	CorVel Corp.	192,409	17,551,549	0.4%
	Ensign Group, Inc. (The)	448,680	26,400,331	0.5%
*	Providence Service Corp. (The)	126,723	14,896,289	0.3%
	Other Securities		516,700,472	10.0%

TOTAL HEALTH CARE			589,605,151	11.5%

INDUSTRIALS — (19.2%)
#	AAON, Inc.	354,757	20,721,356	0.4%
*	Aerovironment, Inc.	194,935	14,885,237	0.3%
*	BMC Stock Holdings, Inc.	381,526	15,104,614	0.3%

53

U.S. MICRO CAP PORTFOLIO

CONTINUED

		Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
*	Casella Waste Systems, Inc., Class A	391,551	$21,139,838	0.4%
#*	Chart Industries, Inc.	213,872	18,061,490	0.4%
	ESCO Technologies, Inc.	177,756	14,876,400	0.3%
	Federal Signal Corp.	502,287	14,405,591	0.3%
	Forward Air Corp.	224,420	14,131,727	0.3%
*	Gibraltar Industries, Inc.	266,724	15,323,294	0.3%
*	Hub Group, Inc., Class A	270,168	13,543,522	0.3%
*	Kratos Defense & Security Solutions, Inc.	788,288	14,890,760	0.3%
	Matson, Inc.	288,987	15,012,875	0.3%
#*	Meritor, Inc.	579,373	14,101,939	0.3%
#	Omega Flex, Inc.	95,094	14,235,572	0.3%
*	Saia, Inc.	217,568	32,126,091	0.6%
	Other Securities		789,690,101	15.3%

TOTAL INDUSTRIALS			1,042,250,407	20.4%

INFORMATION TECHNOLOGY — (12.7%)
#	Badger Meter, Inc.	232,956	17,084,993	0.3%
*	Diodes, Inc.	319,954	18,502,940	0.4%
*	ExlService Holdings, Inc.	233,261	17,667,188	0.4%
*	Fabrinet	294,825	17,695,396	0.4%
*	FormFactor, Inc.	615,392	17,446,363	0.3%
*	Insight Enterprises, Inc.	285,320	15,221,822	0.3%
*	Lattice Semiconductor Corp.	648,727	22,640,572	0.5%
*	Plexus Corp.	225,831	15,704,288	0.3%
#*	Synaptics, Inc.	242,741	18,610,952	0.4%
*	Virtusa Corp.	293,269	14,751,431	0.3%
	Other Securities		516,823,177	9.9%

TOTAL INFORMATION TECHNOLOGY			692,149,122	13.5%

MATERIALS — (5.4%)
	Stepan Co.	171,120	19,925,213	0.4%
	Other Securities		273,944,003	5.3%

TOTAL MATERIALS			293,869,216	5.7%

REAL ESTATE — (0.9%)
	Other Securities		48,902,210	1.0%

UTILITIES — (1.7%)
	California Water Service Group	337,112	15,025,082	0.3%
	Other Securities		76,764,480	1.5%

TOTAL UTILITIES			91,789,562	1.8%

TOTAL COMMON STOCKS			5,093,225,364	99.5%

PREFERRED STOCKS — (0.1%)

COMMUNICATION SERVICES — (0.0%)
	Other Security		533,981	0.0%

INDUSTRIALS — (0.1%)
	Other Security		1,614,476	0.0%

TOTAL PREFERRED STOCKS			2,148,457	0.0%

54

U.S. MICRO CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

RIGHTS/WARRANTS — (0.0%)
CONSUMER DISCRETIONARY — (0.0%)
Other Security		$508	0.0%

COMMUNICATION SERVICES — (0.0%)
Other Security		9,117	0.0%

TOTAL RIGHTS/WARRANTS		9,625	0.0%

TOTAL INVESTMENT SECURITIES (Cost $3,806,894,455)		5,095,383,446

TEMPORARY CASH INVESTMENTS — (0.7%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	38,842,522	38,842,522	0.8%

SECURITIES LENDING COLLATERAL — (5.6%)
@§ The DFA Short Term Investment Fund	26,463,162	306,205,247	6.0%

TOTAL INVESTMENTS — (100.0%) (Cost $4,151,899,823)		$5,440,431,215	106.3%

As of October 31, 2020, U.S. Micro Cap Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	245	12/18/20	$41,242,107	$39,992,575	$(1,249,532)

Total Futures Contracts			$41,242,107	$39,992,575	$(1,249,532)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$119,587,538	—	—	$119,587,538
Consumer Discretionary	730,723,963	$11,479	—	730,735,442
Consumer Staples	213,364,534	—	—	213,364,534
Energy	164,854,514	—	—	164,854,514
Financials	1,106,095,478	22,190	—	1,106,117,668
Health Care	589,411,044	194,107	—	589,605,151
Industrials	1,042,249,840	567	—	1,042,250,407
Information Technology	692,136,284	12,838	—	692,149,122
Materials	293,869,216	—	—	293,869,216
Real Estate	48,902,210	—	—	48,902,210
Utilities	91,789,562	—	—	91,789,562
Preferred Stocks
Communication Services	533,981	—	—	533,981
Industrials	1,614,476	—	—	1,614,476

55

U.S. MICRO CAP PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Rights/Warrants
Communication Services	—	$9,117	—	$9,117
Consumer Discretionary	—	508	—	508
Temporary Cash Investments	$38,842,522	—	—	38,842,522
Securities Lending Collateral	—	306,205,247	—	306,205,247
Futures Contracts**	(1,249,532)	—	—	(1,249,532)

TOTAL	$5,132,725,630	$306,456,053	—	$5,439,181,683

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

56

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (98.1%)
COMMUNICATION SERVICES — (4.8%)
Verizon Communications, Inc.	2,503,435	$142,670,761	3.9%
Other Securities		32,181,620	0.9%

TOTAL COMMUNICATION SERVICES		174,852,381	4.8%

CONSUMER DISCRETIONARY — (16.4%)
* Amazon.com, Inc.	55,442	168,330,228	4.6%
Best Buy Co., Inc.	244,687	27,294,835	0.8%
* Booking Holdings, Inc.	17,405	28,239,613	0.8%
eBay, Inc.	595,572	28,367,094	0.8%
Home Depot, Inc. (The)	123,001	32,805,597	0.9%
Lowe’s Cos., Inc.	274,603	43,414,734	1.2%
NIKE, Inc., Class B	511,510	61,422,121	1.7%
* O’Reilly Automotive, Inc.	41,256	18,012,370	0.5%
Target Corp.	272,381	41,461,836	1.1%
TJX Cos., Inc. (The)	564,832	28,693,466	0.8%
Other Securities		119,975,952	3.3%

TOTAL CONSUMER DISCRETIONARY		598,017,846	16.5%

CONSUMER STAPLES — (10.7%)
Altria Group, Inc.	940,393	33,929,379	0.9%
Coca-Cola Co. (The)	2,178,510	104,699,191	2.9%
Costco Wholesale Corp.	53,048	18,971,026	0.5%
Kroger Co. (The)	569,019	18,328,102	0.5%
PepsiCo, Inc.	708,342	94,414,905	2.6%
Other Securities		122,062,908	3.4%

TOTAL CONSUMER STAPLES		392,405,511	10.8%

ENERGY — (0.4%)
Other Securities		14,414,209	0.4%

FINANCIALS — (2.5%)
S&P Global, Inc.	77,507	25,013,834	0.7%
Other Securities		67,515,486	1.9%

TOTAL FINANCIALS		92,529,320	2.6%

HEALTH CARE — (14.3%)
AbbVie, Inc.	1,081,847	92,065,180	2.5%
Amgen, Inc.	324,244	70,341,493	1.9%
Bristol-Myers Squibb Co.	419,170	24,500,487	0.7%
Eli Lilly and Co.	314,591	41,041,542	1.1%
Johnson & Johnson	463,240	63,514,836	1.8%
Merck & Co., Inc.	1,532,728	115,276,473	3.2%
Zoetis, Inc.	180,844	28,672,816	0.8%
Other Securities		85,190,732	2.3%

TOTAL HEALTH CARE		520,603,559	14.3%

INDUSTRIALS — (12.8%)
3M Co.	323,601	51,763,216	1.4%
Caterpillar, Inc.	295,017	46,332,420	1.3%
Deere & Co.	80,414	18,166,327	0.5%

57

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
Illinois Tool Works, Inc.	102,317	$20,041,854	0.6%
Lockheed Martin Corp.	90,153	31,565,270	0.9%
Union Pacific Corp.	408,543	72,389,734	2.0%
United Parcel Service, Inc., Class B	255,744	40,179,940	1.1%
Waste Management, Inc.	187,185	20,199,133	0.6%
Other Securities		168,152,357	4.5%

TOTAL INDUSTRIALS		468,790,251	12.9%

INFORMATION TECHNOLOGY — (34.2%)
Accenture P.L.C., Class A	294,585	63,898,432	1.8%
Apple, Inc.	1,537,880	167,413,617	4.6%
* Autodesk, Inc.	94,223	22,193,285	0.6%
Automatic Data Processing, Inc.	214,036	33,809,127	0.9%
Cisco Systems, Inc.	1,033,920	37,117,728	1.0%
International Business Machines Corp.	516,074	57,624,823	1.6%
Intuit, Inc.	72,986	22,967,234	0.6%
KLA Corp.	146,032	28,794,590	0.8%
Lam Research Corp.	65,620	22,447,290	0.6%
Mastercard, Inc., Class A	369,835	106,749,174	2.9%
Microsoft Corp.	824,416	166,919,508	4.6%
Oracle Corp.	1,104,739	61,986,905	1.7%
Paychex, Inc.	331,639	27,277,308	0.8%
QUALCOMM, Inc.	417,906	51,552,884	1.4%
Texas Instruments, Inc.	441,205	63,793,831	1.8%
# Visa, Inc., Class A	763,323	138,703,422	3.8%
Other Securities		172,995,011	4.8%

TOTAL INFORMATION TECHNOLOGY		1,246,244,169	34.3%

MATERIALS — (1.9%)
Sherwin-Williams Co. (The)	28,835	19,837,903	0.6%
Other Securities		49,968,863	1.3%

TOTAL MATERIALS		69,806,766	1.9%

UTILITIES — (0.1%)
Other Security		2,914,668	0.1%

TOTAL COMMON STOCKS (Cost $3,169,191,558)		3,580,578,680	98.6%

TEMPORARY CASH INVESTMENTS — (1.3%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	48,363,851	48,363,851	1.3%

SECURITIES LENDING COLLATERAL — (0.6%)
@§ The DFA Short Term Investment Fund	1,686,760	19,517,500	0.6%

TOTAL INVESTMENTS — (100.0%) (Cost $3,237,072,518)		$3,648,460,031	100.5%

58

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

As of October 31, 2020, U.S. High Relative Profitability Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	147	12/18/20	$24,581,488	$23,995,545	$(585,943)

Total Futures Contracts			$24,581,488	$23,995,545	$(585,943)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$174,852,381	—	—	$174,852,381
Consumer Discretionary	598,017,846	—	—	598,017,846
Consumer Staples	392,405,511	—	—	392,405,511
Energy	14,414,209	—	—	14,414,209
Financials	92,529,320	—	—	92,529,320
Health Care	520,603,559	—	—	520,603,559
Industrials	468,790,251	—	—	468,790,251
Information Technology	1,246,244,169	—	—	1,246,244,169
Materials	69,806,766	—	—	69,806,766
Utilities	2,914,668	—	—	2,914,668
Temporary Cash Investments	48,363,851	—	—	48,363,851
Securities Lending Collateral	—	$19,517,500	—	19,517,500
Futures Contracts**	(585,943)	—	—	(585,943)

TOTAL	$3,628,356,588	$19,517,500	—	$3,647,874,088

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

59

DFA REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (96.9%)
REAL ESTATE — (96.9%)
#	Alexandria Real Estate Equities, Inc.	1,080,010	$163,643,115	2.0%
	American Campus Communities, Inc.	1,179,803	44,195,420	0.5%
	American Homes 4 Rent, Class A	2,370,859	67,024,184	0.8%
	American Tower Corp.	3,359,986	771,620,785	9.5%
	AvalonBay Communities, Inc.	1,206,043	167,796,763	2.1%
	Boston Properties, Inc.	1,267,448	91,775,910	1.1%
	Camden Property Trust	835,112	77,030,731	0.9%
	CoreSite Realty Corp.	354,067	42,261,437	0.5%
	Crown Castle International Corp.	3,456,391	539,888,274	6.6%
	CubeSmart	1,662,739	56,416,734	0.7%
	CyrusOne, Inc.	1,001,327	71,144,283	0.9%
	Digital Realty Trust, Inc.	2,281,940	329,283,942	4.0%
	Duke Realty Corp	3,180,064	120,810,631	1.5%
	EastGroup Properties, Inc.	337,444	44,907,047	0.6%
	Equinix, Inc.	512,115	374,478,973	4.6%
	Equity LifeStyle Properties, Inc.	1,468,537	86,922,705	1.1%
	Equity Residential	3,189,647	149,849,616	1.8%
	Essex Property Trust, Inc.	558,937	114,352,921	1.4%
	Extra Space Storage, Inc.	1,094,927	126,956,786	1.6%
#	Federal Realty Investment Trust	615,997	42,368,274	0.5%
	First Industrial Realty Trust, Inc.	1,090,085	43,396,284	0.5%
	Gaming and Leisure Properties, Inc.	1,775,668	64,545,532	0.8%
	Healthcare Trust of America, Inc., Class A	1,873,500	45,526,050	0.6%
	Healthpeak Properties, Inc.	4,615,724	124,486,076	1.5%
	Host Hotels & Resorts, Inc.	6,048,203	63,385,167	0.8%
	Invitation Homes, Inc.	4,801,529	130,889,681	1.6%
#	Iron Mountain, Inc.	2,468,760	64,335,886	0.8%
	Kilroy Realty Corp.	887,969	41,805,581	0.5%
	Lamar Advertising Co., Class A	741,088	45,917,812	0.6%
	Life Storage, Inc.	401,882	45,874,830	0.6%
	Medical Properties Trust, Inc.	4,525,713	80,648,206	1.0%
	Mid-America Apartment Communities, Inc.	980,539	114,360,264	1.4%
#	National Retail Properties, Inc.	1,486,585	47,585,586	0.6%
#	Omega Healthcare Investors, Inc.	1,950,642	56,197,996	0.7%
	Prologis, Inc.	6,102,407	605,358,774	7.4%
	Public Storage	1,334,600	305,716,822	3.8%
	Realty Income Corp.	2,954,748	170,961,719	2.1%
	Regency Centers Corp.	1,455,656	51,806,797	0.6%
	Rexford Industrial Realty, Inc.	1,029,867	47,847,621	0.6%
	SBA Communications Corp.	958,732	278,387,011	3.4%
#	Simon Property Group, Inc.	2,620,970	164,623,126	2.0%
#	STORE Capital Corp.	2,060,858	52,964,051	0.7%
	Sun Communities, Inc.	833,731	114,746,398	1.4%
	UDR, Inc.	2,527,452	78,957,600	1.0%
	Ventas, Inc.	3,197,471	126,204,180	1.6%
	VEREIT, Inc.	9,239,655	57,285,861	0.7%
#	Vornado Realty Trust	1,391,632	42,764,851	0.5%
	Welltower, Inc.	3,574,385	192,194,681	2.4%
	WP Carey, Inc.	1,492,600	93,451,686	1.2%
	Other Securities		1,248,681,367	15.3%

TOTAL COMMON STOCKS (Cost $6,198,466,873)			8,083,636,027	99.4%

60

DFA REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
TEMPORARY CASH INVESTMENTS — (0.6%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	51,245,277	$51,245,277	0.6%

SECURITIES LENDING COLLATERAL — (2.5%)
@§ The DFA Short Term Investment Fund	18,247,780	211,145,063	2.6%

TOTAL INVESTMENTS — (100.0%) (Cost $6,460,823,695)		$8,346,026,367	102.6%

As of October 31, 2020, DFA Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	301	12/18/20	$50,520,475	$49,133,735	$(1,386,740)

Total Futures Contracts			$50,520,475	$49,133,735	$(1,386,740)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Real Estate	$8,083,511,232	$124,795	—	$8,083,636,027
Temporary Cash Investments	51,245,277	—	—	51,245,277
Securities Lending Collateral	—	211,145,063	—	211,145,063
Futures Contracts**	(1,386,740)	—	—	(1,386,740)

TOTAL	$8,133,369,769	$211,269,858	—	$8,344,639,627

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

61

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	Enhanced U.S. Large Company Portfolio*	U.S. Large Cap Equity Portfolio*	U.S. Large Cap Value Portfolio	U.S. Targeted Value Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	—	—	$18,721,211	—
Investment Securities at Value (including $9,865, $11,941, $0 and $532,003 of securities on loan, respectively)	$430,483	$1,687,115	—	$8,701,980
Temporary Cash Investments at Value & Cost.	—	5,472	—	75,312
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $10,071, $7,227, $0 and $264,809, respectively)	10,071	7,230	—	264,862
Segregated Cash for Futures Contracts	—	—	—	5,712
Foreign Currencies at Value	2	—	—	—
Cash	6,664	—	—	463
Receivables:
Investment Securities Sold	—	990	—	29,489
Dividends and Interest	2,585	1,684	—	4,303
Securities Lending Income	2	3	—	754
Fund Shares Sold	316	724	14,442	5,129
Unrealized Gain on Forward Currency Contracts	640	—	—	—
Prepaid Expenses and Other Assets	26	22	164	138

Total Assets	450,789	1,703,240	18,735,817	9,088,142

LIABILITIES:
Payables:
Upon Return of Securities Loaned	10,070	7,235	—	265,031
Investment Securities Purchased	—	910	—	10,841
Fund Shares Redeemed	2,230	1,251	17,027	10,801
Due to Advisor	18	180	2,160	2,561
Futures Margin Variation	5,020	—	—	895
Unrealized Loss on Forward Currency Contracts	36	—	—	—
Accrued Expenses and Other Liabilities	93	226	1,553	1,359

Total Liabilities	17,467	9,802	20,740	291,488

NET ASSETS.	$433,322	$1,693,438	$18,715,077	$8,796,654

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R1 Shares — based on net assets of $0; $0; $0 and $31,832 and shares outstanding of 0, 0, 0 and 1,714,202, respectively	N/A	N/A	N/A	$18.57

NUMBER OF SHARES AUTHORIZED	N/A	N/A	N/A	200,000,000

Class R2 Shares — based on net assets of $0; $0; $0 and $52,931 and shares outstanding of 0, 0, 0 and 2,864,920, respectively	N/A	N/A	N/A	$18.48

NUMBER OF SHARES AUTHORIZED	N/A	N/A	N/A	200,000,000

Institutional Class Shares — based on net assets of $433,322; $1,693,438; $18,715,077 and $8,711,891 and shares outstanding of 30,816,411, 84,642,177, 595,948,803 and 469,088,971, respectively	$14.06	$20.01	$31.40	$18.57

NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,000,000,000	4,000,000,000	1,500,000,000

Investment Securities at Cost	$425,774	$1,144,648	N/A	$8,822,696

Foreign Currencies at Cost	$2	$—	$—	$—

NET ASSETS CONSIST OF:
Paid-In Capital	$400,913	$1,157,965	$15,579,829	$9,089,304
Total Distributable Earnings (Loss)	32,409	535,473	3,135,248	(292,650)

NET ASSETS	$433,322	$1,693,438	$18,715,077	$8,796,654

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

62

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	U.S. Small Cap Value Portfolio*	U.S. Core Equity 1 Portfolio*	U.S. Core Equity 2 Portfolio*	U.S. Vector Equity Portfolio*
ASSETS:
Investment Securities at Value (including $690,483, $730,353, $914,062 and $250,355 of securities on loan, respectively)	$10,369,594	$24,172,515	$25,475,679	$3,581,099
Temporary Cash Investments at Value & Cost	102,809	206,512	96,901	27,592
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $361,036, $343,739, $424,115 and $142,134, respectively)	361,122	343,800	424,201	142,157
Segregated Cash for Futures Contracts	7,080	15,696	9,360	2,064
Cash	—	1,423	1,467	210
Receivables:
Investment Securities Sold	29,489	21,268	70,446	4,355
Dividends and Interest	5,779	22,241	21,215	2,865
Securities Lending Income	1,266	285	439	121
Fund Shares Sold	7,009	12,547	18,508	1,679
Futures Margin Variation	—	—	4,333	—
Prepaid Expenses and Other Assets	133	252	287	62

Total Assets	10,884,281	24,796,539	26,122,836	3,762,204

LIABILITIES:
Payables:
Upon Return of Securities Loaned	361,021	344,060	424,431	142,186
Investment Securities Purchased	25,663	—	—	—
Fund Shares Redeemed	9,056	16,258	21,163	5,487
Due to Advisor	4,450	3,038	3,894	891
Futures Margin Variation	1,109	2,459	—	324
Accrued Expenses and Other Liabilities	1,925	2,790	3,043	600

Total Liabilities	403,224	368,605	452,531	149,488

NET ASSETS	$10,481,057	$24,427,934	$25,670,305	$3,612,716

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $10,481,057; $24,427,934; $25,670,305 and $3,612,716 and shares outstanding of 383,424,506, 967,696,451, 1,126,568,595 and 212,489,787, respectively	$27.34	$25.24	$22.79	$17.00

NUMBER OF SHARES AUTHORIZED	3,400,000,000	3,000,000,000	4,600,000,000	2,000,000,000

Investment Securities at Cost	$9,549,248	$13,904,125	$14,953,741	$2,339,393

NET ASSETS CONSIST OF:
Paid-In Capital	$10,191,695	$14,282,052	$15,273,995	$2,390,597
Total Distributable Earnings (Loss)	289,362	10,145,882	10,396,310	1,222,119

NET ASSETS	$10,481,057	$24,427,934	$25,670,305	$3,612,716

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

63

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	U.S. Small Cap Portfolio*	U.S. Micro Cap Portfolio*	U.S. High Relative Profitability Portfolio*	DFA Real Estate Securities Portfolio*
ASSETS:
Investment Securities at Value (including $1,210,774, $470,301, $86,134 and $270,990 of securities on loan, respectively)	$13,086,861	$5,095,383	$3,580,579	$8,083,636
Temporary Cash Investments at Value & Cost	37,484	38,843	48,364	51,245
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $693,239, $306,163, $19,517 and $211,112, respectively)	693,347	306,205	19,518	211,145
Segregated Cash for Futures Contracts	8,752	2,940	1,764	3,612
Cash	348	130	—	—
Receivables:
Investment Securities Sold	85,028	11,101	661	810
Dividends and Interest	4,144	2,415	5,063	5,016
Securities Lending Income	567	289	3	123
Fund Shares Sold	7,445	1,827	15,053	5,329
Prepaid Expenses and Other Assets	128	52	98	87

Total Assets	13,924,104	5,459,185	3,671,103	8,361,003

LIABILITIES:
Payables:
Upon Return of Securities Loaned	693,630	306,172	19,528	211,253
Investment Securities Purchased	—	10,342	19,000	—
Fund Shares Redeemed	29,665	18,928	2,231	9,334
Due to Advisor	3,857	2,173	629	1,094
Futures Margin Variation	5,262	461	277	566
Accrued Expenses and Other Liabilities	1,960	851	313	1,201

Total Liabilities	734,374	338,927	41,978	223,448

NET ASSETS	$13,189,730	$5,120,258	$3,629,125	$8,137,555

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $13,189,730; $5,120,258; $3,629,125 and $8,137,555 and shares outstanding of 425,517,417, 281,471,873, 248,480,597 and 237,888,973, respectively	$31.00	$18.19	$14.61	$34.21

NUMBER OF SHARES AUTHORIZED	2,000,000,000	3,000,000,000	500,000,000	1,700,000,000

Investment Securities at Cost	$10,541,517	$3,806,894	$3,169,192	$6,198,467

NET ASSETS CONSIST OF:
Paid-In Capital	$10,947,869	$3,856,229	$3,237,959	$6,265,551
Total Distributable Earnings (Loss)	2,241,861	1,264,029	391,166	1,872,004

NET ASSETS	$13,189,730	$5,120,258	$3,629,125	$8,137,555

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

64

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	Enhanced U.S. Large Company Portfolio#	U.S. Large Cap Equity Portfolio#	U.S. Large Cap Value Portfolio*	U.S. Targeted Value Portfolio#
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $0, $0, $0 and $0, respectively)	—	—	$574,925	—
Income from Securities Lending	—	—	1,315	—
Expenses Allocated from Affiliated Investment Companies.	—	—	(24,053)	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	—	—	552,187	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $0, $0 and $211, respectively)	—	$31,202	—	$181,967
Interest	$4,163	—	—	—
Income from Securities Lending	4	87	—	6,746

Total Fund Investment Income	4,167	31,289	—	188,713

Fund Expenses
Investment Management Fees	589	2,197	51,858	31,689
Accounting & Transfer Agent Fees.	88	344	2,898	1,244
S&P 500® Fees	8	—	—	—
Custodian Fees	19	24	4	126
Shareholder Servicing Fees
Class R1 Shares	—	—	—	40
Class R2 Shares	—	—	—	130
Filing Fees	105	71	264	291
Shareholders’ Reports	38	44	664	456
Directors’/Trustees’ Fees & Expenses	3	14	170	74
Professional Fees	5	29	76	167
Previously Waived Fees Recovered by Advisor (Note C)	4	—	—	—
Other	10	52	114	247

Total Fund Expenses	869	2,775	56,048	34,464

Fees Waived, Expenses Reimbursed by Advisor (Note C)	265	—	21,796	—
Fees Paid Indirectly (Note C)	7	—	—	—

Net Expenses	597	2,775	34,252	34,464

Net Investment Income (Loss)	3,570	28,514	517,935	154,249

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(5,357)	(7,109)	—	(208,930)
Affiliated Investment Companies Shares Sold	—	(3)	—	(87)
Transactions Allocated from Affiliated Investment Company**	—	—	(475,431)	—
Futures	62,220	728	—	30,041
Foreign Currency Transactions	7	—	—	—
Forward Currency Contracts	(458)	—	—	—
In-Kind Redemptions	—	93,249	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	4,838	71,706	—	(1,239,691)
Affiliated Investment Companies Shares	—	1	—	(49)
Transactions Allocated from Affiliated Investment Company	—	—	(3,030,639)	—
Futures	(29,969)	—	—	(6,182)
Translation of Foreign Currency-Denominated Amounts	3	—	—	—
Forward Currency Contracts	3,144	—	—	—
Net Realized and Unrealized Gain (Loss)	34,428	158,572	(3,506,070)	(1,424,898)

Net Increase (Decrease) in Net Assets Resulting from Operations	$37,998	$187,086	$(2,988,135)	$(1,270,649)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

65

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	U.S. Small Cap Value Portfolio#	U.S. Core Equity 1 Portfolio#	U.S. Core Equity 2 Portfolio#	U.S. Vector Equity Portfolio#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $408, $57, $85 and $33, respectively)	$232,307	$467,330	$478,513	$73,708
Income from Securities Lending	9,395	6,174	8,072	1,741

Total Investment Income	241,702	473,504	486,585	75,449

Expenses
Investment Management Fees	56,658	38,141	47,989	11,392
Accounting & Transfer Agent Fees	1,929	4,601	4,380	768
Custodian Fees	157	268	279	59
Filing Fees	271	418	447	79
Shareholders’ Reports	577	428	464	152
Directors’/Trustees’ Fees & Expenses	90	201	215	31
Professional Fees	240	419	442	74
Other	290	592	620	102

Total Expenses	60,212	45,068	54,836	12,657

Net Expenses	60,212	45,068	54,836	12,657

Net Investment Income (Loss)	181,490	428,436	431,749	62,792

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(549,806)	(205,702)	(219,209)	(33,632)
Affiliated Investment Companies Shares Sold	96	(198)	(245)	—
Futures	37,980	62,649	70,979	10,976
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,439,781)	888,856	884,643	(329,953)
Affiliated Investment Companies Shares	(46)	(77)	(60)	(10)
Futures	(3,779)	(7,658)	(5,919)	(835)

Net Realized and Unrealized Gain (Loss)	(1,955,336)	737,870	730,189	(353,454)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,773,846)	$1,166,306	$1,161,938	$(290,662)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

66

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	U.S. Small Cap Portfolio#	U.S. Micro Cap Portfolio#	U.S. High Relative Profitability Portfolio#	DFA Real Estate Securities Portfolio#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $130, $73, $0 and $0, respectively)	$210,583	$79,801	$50,532	$269,527
Income from Securities Lending	11,520	4,230	58	1,661
Total Investment Income	222,103	84,031	50,590	271,188
Fund Expenses
Investment Management Fees	49,581	27,038	5,036	15,822
Accounting & Transfer Agent Fees	2,019	949	516	1,548
Custodian Fees	178	84	27	104
Filing Fees	242	128	256	145
Shareholders’ Reports	523	202	78	388
Directors’/Trustees’ Fees & Expenses	115	42	22	71
Professional Fees	261	103	37	159
Previously Waived Fees Recovered by Advisor (Note C)	—	—	156	89
Other	361	138	55	206

Total Fund Expenses	53,280	28,684	6,183	18,532

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	—	—	1,779

Net Expenses	53,280	28,684	6,183	16,753

Net Investment Income (Loss)	168,823	55,347	44,407	254,435

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(308,827)	(40,080)	(15,559)	(22,481)
Affiliated Investment Companies Shares Sold	(41)	43	(7)	(25)
Futures	46,362	18,436	2,286	23,323
In-Kind Redemptions	(35,598)	—	27,518	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(811,821)	(682,708)	227,487	(2,026,772)
Affiliated Investment Companies Shares	(100)	(28)	—	8
Futures	(7,408)	(2,304)	(586)	(2,293)

Net Realized and Unrealized Gain (Loss)	(1,117,433)	(706,641)	241,139	(2,028,240)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(948,610)	$(651,294)	$285,546	$(1,773,805)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

67

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Enhanced U.S. Large Company Portfolio		U.S. Large Cap Equity Portfolio		U.S. Large Cap Value Portfolio***
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$3,570	$6,515	$28,514	$27,544	$517,935	$583,994
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(5,357)	(598)	(7,109)	7,768	—	—
Affiliated Investment Companies Shares Sold	—	—	(3)	(1)	—	—
Transactions Allocated from Affiliated Investment Company*,**	—	—	—	—	(475,431)	567,299
Futures	62,220	3,117	728	1,076	—	—
Foreign Currency Transactions	7	(22)	—	—	—	—
Forward Currency Contracts	(458)	4,580	—	—	—	—
In-Kind Redemptions	—	—	93,249	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	4,838	4,904	71,706	161,776	—	—
Affiliated Investment Companies Shares	—	—	1	1	—	—
Transactions Allocated from Affiliated Investment Company	—	—	—	—	(3,030,639)	520,416
Futures	(29,969)	32,621	—	—	—	—
Translation of Foreign Currency-Denominated Amounts	3	17	—	—	—	—
Forward Currency Contracts	3,144	(2,987)	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	37,998	48,147	187,086	198,164	(2,988,135)	1,671,709

Distributions:
Institutional Class Shares	(34,948)	(20,957)	(30,188)	(27,532)	(1,034,667)	(1,739,287)
Capital Share Transactions (1):
Shares Issued	127,765	119,988	694,531	528,889	5,311,976	4,897,413
Shares Issued in Lieu of Cash Distributions	34,917	20,897	26,468	25,154	972,937	1,640,106
Shares Redeemed	(119,160)	(108,388)	(795,988)	(570,364)	(9,203,611)	(6,081,700)

Net Increase (Decrease) from Capital Share Transactions	43,522	32,497	(74,989)	(16,321)	(2,918,698)	455,819

Total Increase (Decrease) in Net Assets	46,572	59,687	81,909	154,311	(6,941,500)	388,241
Net Assets
Beginning of Year	386,750	327,063	1,611,529	1,457,218	25,656,577	25,268,336

End of Year	$433,322	$386,750	$1,693,438	$1,611,529	$18,715,077	$25,656,577

(1) Shares Issued and Redeemed:
Shares Issued	9,759	9,070	38,705	31,151	169,503	139,726
Shares Issued in Lieu of Cash Distributions	2,584	1,778	1,435	1,470	28,269	49,108
Shares Redeemed	(9,117)	(8,366)	(42,089)	(33,043)	(292,814)	(173,229)

Net Increase (Decrease) from Shares Issued and Redeemed	3,226	2,482	(1,949)	(422)	(95,042)	15,605

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

68

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Targeted Value Portfolio		U.S. Small Cap Value Portfolio		U.S. Core Equity 1 Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$154,249	$152,032	$181,490	$176,818	$428,436	$428,002
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(208,930)	294,019	(549,806)	252,390	(205,702)	426,686
Affiliated Investment Companies Shares Sold	(87)	(25)	96	(15)	(198)	(10)
Futures	30,041	2,964	37,980	2,914	62,649	18,158
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,239,691)	(345,890)	(1,439,781)	(894,215)	888,856	1,821,725
Affiliated Investment Companies Shares	(49)	76	(46)	92	(77)	121
Futures	(6,182)	5,420	(3,779)	2,943	(7,658)	7,258

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,270,649)	108,596	(1,773,846)	(459,073)	1,166,306	2,701,940

Distributions:
Class R1 Shares	(1,803)	(2,513)	—	—	—	—
Class R2 Shares	(2,386)	(5,135)	—	—	—	—
Institutional Class Shares	(413,733)	(551,618)	(386,451)	(938,132)	(844,109)	(571,432)

Total Distributions	(417,922)	(559,266)	(386,451)	(938,132)	(844,109)	(571,432)

Capital Share Transactions (1):
Shares Issued	2,950,839	2,637,809	3,909,907	3,592,295	5,109,364	5,380,108
Shares Issued in Lieu of Cash Distributions	397,269	530,049	350,431	853,450	826,332	558,896
Shares Redeemed	(3,647,254)	(2,395,979)	(5,385,497)	(4,014,642)	(8,422,017)	(5,107,180)

Net Increase (Decrease) from Capital Share Transactions	(299,146)	771,879	(1,125,159)	431,103	(2,486,321)	831,824

Total Increase (Decrease) in Net Assets	(1,987,717)	321,209	(3,285,456)	(966,102)	(2,164,124)	2,962,332
Net Assets
Beginning of Year	10,784,371	10,463,162	13,766,513	14,732,615	26,592,058	23,629,726

End of Year	$8,796,654	$10,784,371	$10,481,057	$13,766,513	$24,427,934	$26,592,058

(1) Shares Issued and Redeemed:
Shares Issued	176,340	121,444	157,707	110,892	224,581	236,496
Shares Issued in Lieu of Cash Distributions	19,124	25,877	11,192	27,705	33,942	25,053
Shares Redeemed	(205,273)	(109,962)	(205,274)	(123,617)	(366,844)	(223,481)

Net Increase (Decrease) from Shares Issued and Redeemed	(9,809)	37,359	(36,375)	14,980	(108,321)	38,068

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

69

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Core Equity 2 Portfolio		U.S. Vector Equity Portfolio		U.S. Small Cap Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$431,749	$439,783	$62,792	$68,989	$168,823	$193,190
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(219,209)	599,875	(33,632)	79,679	(308,827)	442,056
Affiliated Investment Companies Shares Sold	(245)	(16)	—	(8)	(41)	19
Futures	70,979	12,596	10,976	5,143	46,362	6,738
In-Kind Redemptions	—	—	—	—	(35,598)	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign
Currency	884,643	1,487,083	(329,953)	107,790	(811,821)	(403,731)
Affiliated Investment Companies
Shares	(60)	119	(10)	24	(100)	172
Futures	(5,919)	11,243	(835)	(433)	(7,408)	5,348

Net Increase (Decrease) in Net Assets Resulting from Operations	1,161,938	2,550,683	(290,662)	261,184	(948,610)	243,792

Distributions:
Institutional Class Shares	(1,009,996)	(706,196)	(138,844)	(171,794)	(566,104)	(770,283)
Capital Share Transactions (1):
Shares Issued	5,050,810	5,306,857	986,322	1,046,904	2,924,772	3,562,046
Shares Issued in Lieu of Cash Distributions	987,748	689,550	131,363	161,116	535,844	729,294
Shares Redeemed	(8,349,350)	(4,689,389)	(1,659,075)	(1,324,567)	(6,148,667)	(3,675,805)

Net Increase (Decrease) from Capital Share Transactions	(2,310,792)	1,307,018	(541,390)	(116,547)	(2,688,051)	615,535

Total Increase (Decrease) in Net Assets	(2,158,850)	3,151,505	(970,896)	(27,157)	(4,202,765)	89,044
Net Assets
Beginning of Year	27,829,155	24,677,650	4,583,612	4,610,769	17,392,495	17,303,451

End of Year	$25,670,305	$27,829,155	$3,612,716	$4,583,612	$13,189,730	$17,392,495

(1) Shares Issued and Redeemed:
Shares Issued.	251,003	253,504	65,693	59,429	104,186	109,061
Shares Issued in Lieu of Cash Distributions	44,273	33,907	7,398	9,622	16,348	23,700
Shares Redeemed	(396,679)	(220,975)	(105,588)	(74,594)	(209,613)	(112,260)

Net Increase (Decrease) from Shares Issued and Redeemed	(101,403)	66,436	(32,497)	(5,543)	(89,079)	20,501

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

70

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Micro Cap Portfolio		U.S. High Relative Profitability Portfolio		DFA Real Estate Securities Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$55,347	$62,058	$44,407	$20,045	$254,435	$131,211
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(40,080)	138,583	(15,559)	(7,380)	(22,481)	145,222
Affiliated Investment Companies Shares Sold	43	(10)	(7)	(1)	(25)	(19)
Futures	18,436	(1,815)	2,286	(52)	23,323	(1,177)
In-Kind Redemptions	—	—	27,518	—	—	50,622
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(682,708)	(192,068)	227,487	174,344	(2,026,772)	1,820,026
Affiliated Investment Companies Shares	(28)	55	—	1	8	20
Futures	(2,304)	3,769	(586)	—	(2,293)	1,373

Net Increase (Decrease) in Net Assets Resulting from Operations	(651,294)	10,572	285,546	186,957	(1,773,805)	2,147,278

Distributions:
Institutional Class Shares	(181,299)	(310,436)	(40,426)	(18,698)	(234,099)	(212,725)
Capital Share Transactions (1):
Shares Issued	1,188,177	1,191,565	2,358,261	1,044,168	2,195,792	2,154,389
Shares Issued in Lieu of Cash Distributions	167,021	286,363	39,951	18,687	201,446	176,698
Shares Redeemed	(1,753,646)	(1,305,081)	(717,509)	(250,540)	(2,923,216)	(2,171,861)

Net Increase (Decrease) from Capital Share Transactions	(398,448)	172,847	1,680,703	812,315	(525,978)	159,226

Total Increase (Decrease) in Net Assets	(1,231,041)	(127,017)	1,925,823	980,574	(2,533,882)	2,093,779
Net Assets
Beginning of Year	6,351,299	6,478,316	1,703,302	722,728	10,671,437	8,577,658

End of Year	$5,120,258	$6,351,299	$3,629,125	$1,703,302	$8,137,555	$10,671,437

(1) Shares Issued and Redeemed:
Shares Issued	71,569	59,202	171,069	84,124	61,450	57,187
Shares Issued in Lieu of Cash Distributions	8,253	15,096	2,876	1,503	5,475	4,909
Shares Redeemed	(103,964)	(64,786)	(51,527)	(20,561)	(83,732)	(58,685)

Net Increase (Decrease) from Shares Issued and Redeemed	(24,142)	9,512	122,418	65,066	(16,807)	3,411

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

71

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Enhanced U.S. Large Company Portfolio					U.S. Large Cap Equity Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$14.02	$13.03	$14.54	$12.22	$12.54	$18.61	$16.75	$15.93	$13.06	$12.86

Income from Investment Operations (A)
Net Investment Income (Loss)	0.12	0.26	0.26	0.18	0.10	0.32	0.31	0.28	0.26	0.25
Net Gains (Losses) on Securities (Realized and Unrealized)	1.17	1.60	0.52	2.63	0.45	1.42	1.86	0.81	2.87	0.19

Total from Investment Operations	1.29	1.86	0.78	2.81	0.55	1.74	2.17	1.09	3.13	0.44

Less Distributions:
Net Investment Income	(0.11)	(0.30)	(0.25)	(0.13)	(0.08)	(0.31)	(0.31)	(0.27)	(0.26)	(0.24)
Net Realized Gains	(1.14)	(0.57)	(2.04)	(0.36)	(0.79)	(0.03)	—	—	—	—

Total Distributions	(1.25)	(0.87)	(2.29)	(0.49)	(0.87)	(0.34)	(0.31)	(0.27)	(0.26)	(0.24)

Net Asset Value, End of Year	$14.06	$14.02	$13.03	$14.54	$12.22	$20.01	$18.61	$16.75	$15.93	$13.06

Total Return	9.55%	15.67%	5.62%	23.53%	4.75%	9.52%	13.13%	6.82%	24.16%	3.51%

Net Assets, End of Year (thousands)	$433,322	$386,750	$327,063	$322,347	$238,413	$1,693,438	$1,611,529	$1,457,218	$1,212,883	$851,323
Ratio of Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.18%	0.23%	0.16%	0.19%	0.17%	0.17%	0.18%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.22%	0.25%	0.23%	0.24%	0.24%	0.16%	0.19%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to Average Net Assets	0.89%	1.98%	1.94%	1.36%	0.80%	1.68%	1.77%	1.64%	1.74%	1.99%
Portfolio Turnover Rate	90%	109%	91%	122%	119%	20%	22%	7%	11%	12%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

72

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Large Cap Value Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$37.13	$37.41	$38.84	$32.63	$33.27

Income from Investment Operations (A)
Net Investment Income (Loss)	0.79	0.83	0.78	0.74	0.70
Net Gains (Losses) on Securities (Realized and Unrealized)	(4.98)	1.45	0.35	6.99	0.71

Total from Investment Operations	(4.19)	2.28	1.13	7.73	1.41

Less Distributions:
Net Investment Income	(0.73)	(0.76)	(0.73)	(0.70)	(0.70)
Net Realized Gains	(0.81)	(1.80)	(1.83)	(0.82)	(1.35)

Total Distributions	(1.54)	(2.56)	(2.56)	(1.52)	(2.05)

Net Asset Value, End of Year	$31.40	$37.13	$37.41	$38.84	$32.63

Total Return	(11.56%)	6.97%	2.79%	24.11%	4.58%

Net Assets, End of Year (thousands)	$18,715,077	$25,656,577	$25,268,336	$23,732,871	$17,673,253
Ratio of Expenses to Average Net Assets (B)	0.27%	0.28%	0.27%	0.27%	0.27%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (B)	0.37%	0.38%	0.37%	0.37%	0.37%
Ratio of Net Investment Income to Average Net Assets	2.38%	2.33%	1.98%	2.03%	2.24%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

73

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Targeted Value Portfolio-Class R1 Shares
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$22.30	$23.45	$25.15	$21.26	$21.58

Income from Investment Operations (A)
Net Investment Income (Loss)	0.30	0.30	0.28	0.25	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.19)	(0.24)	(0.63)	4.66	0.60

Total from Investment Operations	(2.89)	0.06	(0.35)	4.91	0.84

Less Distributions:
Net Investment Income	(0.27)	(0.27)	(0.26)	(0.24)	(0.27)
Net Realized Gains	(0.57)	(0.94)	(1.09)	(0.78)	(0.89)

Total Distributions	(0.84)	(1.21)	(1.35)	(1.02)	(1.16)

Net Asset Value, End of Year	$18.57	$22.30	$23.45	$25.15	$21.26

Total Return	(13.34%)	0.78%	(1.61%)	23.32%	4.21%

Net Assets, End of Year (thousands)	$31,832	$56,378	$47,848	$54,960	$35,661
Ratio of Expenses to Average Net Assets	0.47%	0.48%	0.47%	0.47%	0.47%
Ratio of Net Investment Income to Average Net Assets	1.56%	1.34%	1.10%	1.03%	1.16%
Portfolio Turnover Rate	20%	16%	23%	23%	28%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

74

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Targeted Value Portfolio-Class R2 Shares
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$22.18	$23.32	$25.03	$21.16	$21.51

Income from Investment Operations (A)
Net Investment Income (Loss)	0.27	0.27	0.24	0.21	0.20
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.16)	(0.23)	(0.63)	4.65	0.60

Total from Investment Operations	(2.89)	0.04	(0.39)	4.86	0.80

Less Distributions:
Net Investment Income	(0.24)	(0.24)	(0.23)	(0.21)	(0.26)
Net Realized Gains	(0.57)	(0.94)	(1.09)	(0.78)	(0.89)

Total Distributions	(0.81)	(1.18)	(1.32)	(0.99)	(1.15)

Net Asset Value, End of Year	$18.48	$22.18	$23.32	$25.03	$21.16

Total Return	(13.42%)	0.64%	(1.79%)	23.17%	4.04%

Net Assets, End of Year (thousands)	$52,931	$72,669	$108,168	$156,809	$147,945
Ratio of Expenses to Average Net Assets	0.62%	0.63%	0.62%	0.62%	0.62%
Ratio of Net Investment Income to Average Net Assets	1.39%	1.21%	0.95%	0.90%	1.00%
Portfolio Turnover Rate	20%	16%	23%	23%	28%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

75

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Targeted Value Portfolio-Institutional Class Shares
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$22.31	$23.46	$25.16	$21.26	$21.56

Income (loss) from Investment Operations (A)
Net Investment Income (Loss)	0.31	0.32	0.30	0.27	0.25
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.19)	(0.23)	(0.63)	4.67	0.60

Total from Investment Operations	(2.88)	0.09	(0.33)	4.94	0.85

Less Distributions:
Net Investment Income	(0.29)	(0.30)	(0.28)	(0.26)	(0.26)
Net Realized Gains	(0.57)	(0.94)	(1.09)	(0.78)	(0.89)

Total Distributions	(0.86)	(1.24)	(1.37)	(1.04)	(1.15)

Net Asset Value, End of Year	$18.57	$22.31	$23.46	$25.16	$21.26

Total Return	(13.27%)	0.88%	(1.52%)	23.46%	4.29%

Net Assets, End of Year (thousands)	$8,711,891	$10,655,324	$10,307,146	$10,528,662	$7,884,683
Ratio of Expenses to Average Net Assets	0.37%	0.38%	0.37%	0.37%	0.37%
Ratio of Net Investment Income to Average Net Assets	1.65%	1.45%	1.20%	1.13%	1.24%
Portfolio Turnover Rate	20%	16%	23%	23%	28%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

76

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Small Cap Value Portfolio					U.S. Core Equity 1 Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$32.79	$36.39	$39.07	$32.75	$33.08	$24.71	$22.77	$22.01	$18.00	$17.90

Income from Investment Operations (A)
Net Investment Income (Loss)	0.44	0.42	0.39	0.31	0.32	0.41	0.40	0.36	0.33	0.33
Net Gains (Losses) on Securities (Realized and Unrealized)	(4.95)	(1.69)	(0.90)	7.71	1.06	0.93	2.08	0.88	4.12	0.30

Total from Investment Operations	(4.51)	(1.27)	(0.51)	8.02	1.38	1.34	2.48	1.24	4.45	0.63

Less Distributions:
Net Investment Income	(0.38)	(0.38)	(0.37)	(0.30)	(0.33)	(0.39)	(0.40)	(0.35)	(0.35)	(0.32)
Net Realized Gains	(0.56)	(1.95)	(1.80)	(1.40)	(1.38)	(0.42)	(0.14)	(0.13)	(0.09)	(0.21)

Total Distributions	(0.94)	(2.33)	(2.17)	(1.70)	(1.71)	(0.81)	(0.54)	(0.48)	(0.44)	(0.53)

Net Asset Value, End of Year	$27.34	$32.79	$36.39	$39.07	$32.75	$25.24	$24.71	$22.77	$22.01	$18.00

Total Return	(14.11%)	(3.04%)	(1.48%)	24.67%	4.49%	5.55%	11.18%	5.59%	24.93%	3.68%

Net Assets, End of Year (thousands)	$10,481,057	$13,766,513	$14,732,615	$15,165,867	$12,613,185	$24,427,934	$26,592,058	$23,629,726	$20,762,742	$14,960,159
Ratio of Expenses to Average Net Assets	0.52%	0.53%	0.52%	0.52%	0.52%	0.18%	0.20%	0.19%	0.19%	0.19%
Ratio of Net Investment Income to Average Net Assets	1.56%	1.26%	1.00%	0.83%	1.01%	1.69%	1.72%	1.55%	1.64%	1.88%
Portfolio Turnover Rate	18%	19%	27%	24%	19%	3%	5%	3%	3%	4%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

77

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Core Equity 2 Portfolio					U.S. Vector Equity Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$22.66	$21.25	$20.90	$17.19	$17.26	$18.71	$18.40	$19.16	$15.93	$16.22

Income from Investment Operations (A)
Net Investment Income (Loss)	0.36	0.36	0.34	0.31	0.31	0.27	0.28	0.26	0.24	0.25
Net Gains (Losses) on Securities (Realized and Unrealized)	0.60	1.65	0.53	3.83	0.25	(1.40)	0.72	(0.10)	3.65	0.24

Total from Investment Operations	0.96	2.01	0.87	4.14	0.56	(1.13)	1.00	0.16	3.89	0.49

Less Distributions:
Net Investment Income	(0.33)	(0.37)	(0.32)	(0.31)	(0.30)	(0.25)	(0.27)	(0.25)	(0.23)	(0.25)
Net Realized Gains	(0.50)	(0.23)	(0.20)	(0.12)	(0.33)	(0.33)	(0.42)	(0.67)	(0.43)	(0.53)

Total Distributions	(0.83)	(0.60)	(0.52)	(0.43)	(0.63)	(0.58)	(0.69)	(0.92)	(0.66)	(0.78)

Net Asset Value, End of Year	$22.79	$22.66	$21.25	$20.90	$17.19	$17.00	$18.71	$18.40	$19.16	$15.93

Total Return	4.37%	9.78%	4.16%	24.36%	3.47%	(6.12%)	5.92%	0.69%	24.73%	3.28%

Net Assets, End of Year (thousands)	$25,670,305	$27,829,155	$24,677,650	$22,515,418	$16,851,046	$3,612,716	$4,583,612	$4,610,769	$4,724,003	$3,822,647
Ratio of Expenses to Average Net Assets	0.21%	0.22%	0.22%	0.22%	0.22%	0.32%	0.33%	0.32%	0.32%	0.32%
Ratio of Net Investment Income to Average Net Assets	1.63%	1.69%	1.53%	1.59%	1.87%	1.59%	1.53%	1.35%	1.36%	1.64%
Portfolio Turnover Rate	3%	6%	5%	5%	4%	13%	6%	10%	10%	10%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

78

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Small Cap Portfolio					U.S. Micro Cap Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$33.80	$35.02	$36.48	$30.14	$30.84	$20.78	$21.88	$22.76	$18.58	$19.00

Income from Investment Operations (A)
Net Investment Income (Loss)	0.35	0.38	0.39	0.35	0.34	0.18	0.20	0.17	0.16	0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	(2.02)	(0.05)	(0.08)	7.17	0.77	(2.18)	(0.26)	0.12	5.12	0.60

Total from Investment Operations	(1.67)	0.33	0.31	7.52	1.11	(2.00)	(0.06)	0.29	5.28	0.76

Less Distributions:
Net Investment Income	(0.32)	(0.35)	(0.37)	(0.35)	(0.35)	(0.16)	(0.18)	(0.16)	(0.16)	(0.16)
Net Realized Gains	(0.81)	(1.20)	(1.40)	(0.83)	(1.46)	(0.43)	(0.86)	(1.01)	(0.94)	(1.02)

Total Distributions	(1.13)	(1.55)	(1.77)	(1.18)	(1.81)	(0.59)	(1.04)	(1.17)	(1.10)	(1.18)

Net Asset Value, End of Year	$31.00	$33.80	$35.02	$36.48	$30.14	$18.19	$20.78	$21.88	$22.76	$18.58

Total Return	(5.08%)	1.41%	0.77%	25.21%	3.89%	(9.87%)	0.24%	1.29%	28.91%	4.32%

Net Assets, End of Year (thousands)	$13,189,730	$17,392,495	$17,303,451	$16,931,787	$12,977,199	$5,120,258	$6,351,299	$6,478,316	$6,306,730	$5,128,323
Ratio of Expenses to Average Net Assets	0.36%	0.37%	0.37%	0.37%	0.37%	0.52%	0.53%	0.52%	0.52%	0.52%
Ratio of Net Investment Income to Average Net Assets	1.15%	1.13%	1.06%	1.04%	1.16%	1.00%	0.98%	0.74%	0.75%	0.88%
Portfolio Turnover Rate	3%	8%	13%	14%	10%	11%	15%	19%	15%	15%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

79

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. High Relative Profitability Portfolio					DFA Real Estate Securities Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Period May 16, 2017 u to Oct 31, 2017		Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Period	$13.51	$11.85	$10.93	$10.00		$41.90	$34.14	$34.99	$34.32	$33.04

Income from Investment Operations (A)
Net Investment Income (Loss)	0.25	0.22	0.19	0.07		1.01	0.52 **	1.60	0.84	1.09
Net Gains (Losses) on Securities (Realized and Unrealized)	1.07	1.64	0.89	0.91		(7.77)	8.09 **	(0.69)	1.12	1.18

Total from Investment Operations	1.32	1.86	1.08	0.98		(6.76)	8.61	0.91	1.96	2.27

Less Distributions:
Net Investment Income	(0.22)	(0.20)	(0.16)	(0.05)		(0.87)	(0.85)	(1.65)	(0.98)	(0.99)
Net Realized Gains	—	—	—	—		(0.06)	—	(0.11)	(0.31)	—

Total Distributions	(0.22)	(0.20)	(0.16)	(0.05)		(0.93)	(0.85)	(1.76)	(1.29)	(0.99)

Net Asset Value, End of Period.	$14.61	$13.51	$11.85	$10.93		$34.21	$41.90	$34.14	$34.99	$34.32

Total Return	9.90%	15.88%	9.88%	9.84	%(C)	(16.27%)	25.64%	2.63%	5.86%	6.89%

Net Assets, End of Period (thousands)	$3,629,125	$1,703,302	$722,728	$141,073		$8,137,555	$10,671,437	$8,577,658	$8,281,176	$7,260,180
Ratio of Expenses to Average Net Assets	0.25%	0.25%	0.25%	0.23	%(D)(E)	0.18%	0.18%	0.18%	0.18%	0.18%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.25%	0.25%	0.27%	0.35	%(D)(E)	0.20%	0.20%	0.19%	0.19%	0.19%
Ratio of Net Investment Income to Average Net Assets	1.76%	1.73%	1.58%	1.45	%(D)(E)	2.73%	1.38%**	4.66%	2.43%	3.15%
Portfolio Turnover Rate	0%	4%	7%	0	%(C)	5%	3%	3%	1%	3%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

80

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and six operational portfolios, of which twelve (the “Portfolios”) are included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

Of the Portfolios, one (the “Feeder Fund”) invests all of its assets in a corresponding series (the “Master Fund” which is treated as a partnership for federal income tax purposes) of The DFA Investment Trust Company (“DFAITC”). As of October 31, 2020, the Feeder Fund was the owner of record of the approximate percentage of the total outstanding shares of the Master Fund as detailed below:

Feeder Fund	Master Fund	Percentage Ownership at 10/31/20
U.S. Large Cap Value Portfolio	The U.S. Large Cap Value Series	85%

To achieve its investment objective, the Feeder Fund invests substantially all of its assets in the Master Fund as indicated above. The Feeder Fund also invests in short-term temporary cash investments and futures.

The financial statements of the Master Fund is included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Fund.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Securities held by Enhanced U.S. Large Company Portfolio, U.S. Large Cap Equity Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, DFA Real Estate Securities Portfolio and U.S. High Relative Profitability Portfolio (collectively, the “Domestic Equity Portfolios”) including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios value the securities within the range of the most recent quoted

81

bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These valuations are generally categorized as Level 2 in the hierarchy.

Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

Shares held by the Portfolios in other investment companies (such as the Master Fund) are valued at their respective daily net asset values as reported by their administrator. The Feeder Fund’s investment in the Master Fund reflects its proportionate interest in the net assets of the Master Fund. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments (except for the Feeder Fund). The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Portfolios also enter into forward currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked-to-market daily based on daily forward exchange rates.

The Enhanced U.S. Large Company Portfolio isolates the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

82

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Enhanced U.S. Large Company Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

Class R1 Shares, Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of a Portfolio. Income, gains and losses, and common expenses of a Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

The Feeder Fund recognizes its pro-rata shares of net investment income and realized and unrealized gains/losses on a daily basis from its Master Fund within DFAITC, which is treated as a partnership for federal income tax purposes.

The Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

83

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2020, the Portfolios’ investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Enhanced U.S. Large Company Portfolio	0.15	%*
U.S. Large Cap Equity Portfolio	0.13	%*
U.S. Large Cap Value Portfolio	0.24	%*
U.S. Targeted Value Portfolio	0.34	%*
U.S. Small Cap Value Portfolio	0.49	%*
U.S. Core Equity 1 Portfolio	0.15	%*
U.S. Core Equity 2 Portfolio	0.18	%*
U.S. Vector Equity Portfolio	0.29	%*
U.S. Small Cap Portfolio	0.34	%*
U.S. Micro Cap Portfolio	0.49	%*
U.S. High Relative Profitability Portfolio	0.20%
DFA Real Estate Securities Portfolio	0.17%

*	Effective as of February 28, 2020, the management fees payable by the following Portfolios were reduced as follows:

Portfolio	Management Fee Prior to February 28, 2020	Management Fee Effective February 28, 2020
Enhanced U.S. Large Company Portfolio	0.20%	0.12%
U.S. Large Cap Equity Portfolio	0.15%	0.12%
U.S. Large Cap Value Portfolio	0.25%	0.23%
U.S. Targeted Value Portfolio	0.35%	0.33%
U.S. Small Cap Value Portfolio	0.50%	0.48%
U.S. Core Equity 1 Portfolio	0.17%	0.14%
U.S. Core Equity 2 Portfolio	0.20%	0.17%
U.S. Vector Equity Portfolio	0.30%	0.28%
U.S. Small Cap Portfolio	0.35%	0.33%
U.S. Micro Cap Portfolio	0.50%	0.48%

Pursuant to Amended and Restated Fee Waiver and/or Expense Assumption Agreements (each, a “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for the non-Feeder Funds will remain in effect through February 28, 2021, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Feeder Fund, as described in the notes below, will remain in effect permanently, unless terminated by the Feeder Fund. During the year ended October 31, 2020, the non-Feeder Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2020, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2020, are also reflected below (amounts in thousands). At any time that the Portfolio Expenses (defined below) of a class of a Portfolio are less than the applicable Expense Limitation Amount listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount in place for the Portfolio. The Advisor, however, will not be reimbursed by the

84

Feeder Portfolio in connection with its Permanent Fee Waiver (defined below). The Fund, on behalf of a Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Institutional Class Shares	Expense Limitation Amount	Total Management Fee Limit	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
Enhanced U.S. Large Company Portfolio (1)	0.15%	—	$4	$265	$885
U.S. Large Cap Equity Portfolio (1)	0.19%	—	—	—	—
U.S. Large Cap Value Portfolio (2)	—	0.23%	—	21,796	—
U.S. Targeted Value Portfolio (3)	0.50%	—	—	—	—
U.S. Core Equity 1 Portfolio (1)	0.23%	—	—	—	—
U.S. Core Equity 2 Portfolio (1)	0.26%	—	—	—	—
U.S. Vector Equity Portfolio (1)	0.36%	—	—	—	—
U.S. High Relative Profitability Portfolio (4)	0.25%	—	156	—	—
DFA Real Estate Securities Portfolio (1)	0.18%	—	89	1,779	4,048
Class R1 Shares
U.S. Targeted Value Portfolio (5)	0.62%	—	—	—	—
Class R2 Shares
U.S. Targeted Value Portfolio (5)	0.77%	—	—	—	—

(1)

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the Portfolio’s ordinary operating expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis (the “Expense Limitation Amount”). The Fee Waiver Agreement for the Enhanced U.S. Large Company Portfolio became effective on April 3, 2017.

(2)

Effective February 28, 2020, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the “Money Market Series”), to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Permanent Fee Waiver”). From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.25%.

(3)

The Advisor has contractually agreed to waive its management fee and to assume the Portfolio’s Institutional Class Shares’ expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class Shares of the Portfolio to the rate listed above for such class of shares as a percentage of average net assets on an annualized basis (the “Expense Limitation Amount”).

(4)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(5)

The Advisor has contractually agreed to reduce all or a portion of its management fee and to assume the direct and indirect expenses of the Class R1 shares and Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Class R1 shares and Class R2 shares of the Portfolio to the rate listed above for such class of shares as a percentage of average net assets (the “Expense Limitation Amount”).

85

Earned Income Credit:

Additionally, the following Portfolio has entered into an arrangement with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolio’s custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Portfolio’s net assets. During the year ended October 31, 2020, expenses reduced were as follows (amounts in thousands):

Fees Paid Indirectly
Enhanced U.S. Large Company Portfolio	$7

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2020, the total related amount paid by the Fund to the CCO was $309 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2020, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

Enhanced U.S. Large Company Portfolio	$12
U.S. Large Cap Equity Portfolio	19
U.S. Large Cap Value Portfolio	577
U.S. Targeted Value Portfolio	215
U.S. Small Cap Value Portfolio	456
U.S. Core Equity 1 Portfolio	401
U.S. Core Equity 2 Portfolio	503
U.S. Vector Equity Portfolio	121
U.S. Small Cap Portfolio	346
U.S. Micro Cap Portfolio	211
U.S. High Relative Profitability Portfolio	12
DFA Real Estate Securities Portfolio	219

E. Purchases and Sales of Securities:

For the year ended October 31, 2020, the Portfolios’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (with respect to the Equity Portfolios) (amounts in thousands), were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Enhanced U.S. Large Company Portfolio	$77,030	$66,761	$223,828	$209,145
U.S. Large Cap Equity Portfolio	—	—	423,487	333,121
U.S. Targeted Value Portfolio	—	—	1,806,465	2,057,736
U.S. Small Cap Value Portfolio	—	—	2,054,539	3,026,993
U.S. Core Equity 1 Portfolio	—	—	746,852	3,372,874
U.S. Core Equity 2 Portfolio	—	—	817,037	3,332,453
U.S. Vector Equity Portfolio	—	—	507,258	1,057,570

86

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
U.S. Small Cap Portfolio	—	—	$487,572	$3,030,333
U.S. Micro Cap Portfolio	—	—	603,883	947,475
U.S. High Relative Profitability Portfolio	—	—	1,730,622	9,751
DFA Real Estate Securities Portfolio	—	—	475,508	837,996

For the year ended October 31, 2020, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments/Summary Schedule of Portfolio Holdings, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions
Enhanced U.S. Large Company Portfolio
The DFA Short Term Investment Fund	$1,289	$56,273	$47,491	—	—	$10,071	870	$8	—

Total	$1,289	$56,273	$47,491	—	—	$10,071	870	$8	—

U.S. Large Cap Equity Portfolio
The DFA Short Term Investment Fund	$19,728	$125,535	$138,031	$(3)	$1	$7,230	625	$129	—

Total	$19,728	$125,535	$138,031	$(3)	$1	$7,230	625	$129	—

U.S. Targeted Value Portfolio
The DFA Short Term Investment Fund	$825,426	$2,228,633	$2,789,061	$(87)	$(49)	$264,862	22,890	$4,380	—

Total	$825,426	$2,228,633	$2,789,061	$(87)	$(49)	$264,862	22,890	$4,380	—

U.S. Small Cap Value Portfolio
The DFA Short Term Investment Fund	$1,062,351	$2,638,607	$3,339,886	$96	$(46)	$361,122	31,209	$5,603	—

Total	$1,062,351	$2,638,607	$3,339,886	$96	$(46)	$361,122	31,209	$5,603	—

U.S. Core Equity 1 Portfolio
The DFA Short Term Investment Fund	$1,249,641	$3,694,408	$4,599,974	$(198)	$(77)	$343,800	29,712	$6,193	—

Total	$1,249,641	$3,694,408	$4,599,974	$(198)	$(77)	$343,800	29,712	$6,193	—

87

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions

U.S. Core Equity 2 Portfolio
The DFA Short Term Investment Fund	$1,381,742	$4,063,485	$5,020,721	$(245)	$(60)	$424,201	36,661	$7,440	—

Total	$1,381,742	$4,063,485	$5,020,721	$(245)	$(60)	$424,201	36,661	$7,440	—

U.S. Vector Equity Portfolio
The DFA Short Term Investment Fund	$287,323	$783,652	$928,808	—	$(10)	$142,157	12,286	$1,658	—

Total	$287,323	$783,652	$928,808	—	$(10)	$142,157	12,286	$1,658	—

U.S. Small Cap Portfolio
The DFA Short Term Investment Fund	$1,964,506	$3,409,700	$4,680,718	$(41)	$(100)	$693,347	59,921	$9,890	—

Total	$1,964,506	$3,409,700	$4,680,718	$(41)	$(100)	$693,347	59,921	$9,890	—

U.S. Micro Cap Portfolio
The DFA Short Term Investment Fund	$617,024	$1,559,392	$1,870,226	$43	$(28)	$306,205	26,463	$3,750	—

Total	$617,024	$1,559,392	$1,870,226	$43	$(28)	$306,205	26,463	$3,750	—

U.S. High Relative Profitability Portfolio
The DFA Short Term Investment Fund	$10,056	$126,783	$117,314	$(7)	—	$19,518	1,687	—	—

Total	$10,056	$126,783	$117,314	$(7)	—	$19,518	1,687	—	—

DFA Real Estate Securities Portfolio
The DFA Short Term Investment Fund	$317,149	$2,109,509	$2,215,496	$(25)	$8	$211,145	18,248	$2,074	—

Total	$317,149	$2,109,509	$2,215,496	$(25)	$8	$211,145	18,248	$2,074	—

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2020, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains tax, tax equalization, non-deductible

88

90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2019, and October 31, 2020, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
Enhanced U.S. Large Company Portfolio
2019	$12,487	$8,470	—	$20,957
2020	16,363	18,585	—	34,948
U.S. Large Cap Equity Portfolio
2019	27,531	—	—	27,531
2020	27,356	2,832	—	30,188
U.S. Large Cap Value Portfolio
2019	527,139	1,212,148	—	1,739,287
2020	481,285	553,382	—	1,034,667
U.S. Targeted Value Portfolio
2019	165,860	393,406	—	559,266
2020	144,747	273,175	—	417,922
U.S. Small Cap Value Portfolio
2019	168,204	769,928	—	938,132
2020	154,869	231,582	—	386,451
U.S. Core Equity 1 Portfolio
2019	423,200	148,232	—	571,432
2020	396,684	447,425	—	844,109
U.S. Core Equity 2 Portfolio
2019	443,069	263,127	—	706,196
2020	404,026	605,970	—	1,009,996
U.S. Vector Equity Portfolio
2019	66,053	105,741	—	171,794
2020	58,715	80,129	—	138,844
U.S. Small Cap Portfolio
2019	215,050	555,233	—	770,283
2020	160,316	405,787	—	566,103
U.S. Micro Cap Portfolio
2019	56,095	254,341	—	310,436
2020	49,023	132,276	—	181,299
U.S. High Relative Profitability Portfolio
2019	18,698	—	—	18,698
2020	40,427	—	—	40,427
DFA Real Estate Securities Portfolio
2019	212,725	—	—	212,725
2020	219,888	14,211	—	234,099

89

As of October 31, 2020, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Enhanced U.S. Large Company Portfolio	$(1,605)	$(2,730)	$(4,335)
U.S. Large Cap Equity Portfolio	(1,602)	—	(1,602)
U.S. Large Cap Value Portfolio	(15,063)	—	(15,063)
U.S. Targeted Value Portfolio	(8,542)	—	(8,542)
U.S. Small Cap Value Portfolio	(28,295)	—	(28,295)
U.S. Core Equity 1 Portfolio	(10,460)	—	(10,460)
U.S. Core Equity 2 Portfolio	(9,019)	—	(9,019)
U.S. Vector Equity Portfolio	(1,714)	—	(1,714)
U.S. Small Cap Portfolio	(6,582)	—	(6,582)
U.S. Micro Cap Portfolio	(1,429)	—	(1,429)
U.S. High Relative Profitability Portfolio	(2,145)	—	(2,145)
DFA Real Estate Securities Portfolio	(16,123)	—	(16,123)

As of October 31, 2020, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Enhanced U.S. Large Company Portfolio	$13,383	$16,475	—	$2,567	$32,425
U.S. Large Cap Equity Portfolio	2,805	—	$(6,559)	539,241	535,487
U.S. Large Cap Value Portfolio	20,606	—	(505,367)	3,621,058	3,136,297
U.S. Targeted Value Portfolio	30,124	—	(195,592)	(126,967)	(292,435)
U.S. Small Cap Value Portfolio	118,093	—	(568,105)	739,802	289,790
U.S. Core Equity 1 Portfolio	19,210	—	(151,776)	10,278,822	10,146,256
U.S. Core Equity 2 Portfolio	17,721	—	(152,692)	10,531,785	10,396,814
U.S. Vector Equity Portfolio	3,123	—	(23,991)	1,243,100	1,222,232
U.S. Small Cap Portfolio	32,456	—	(295,987)	2,505,740	2,242,209
U.S. Micro Cap Portfolio	7,103	—	(27,761)	1,284,885	1,264,227
U.S. High Relative Profitability Portfolio	3,457	—	(22,636)	410,356	391,177
DFA Real Estate Securities Portfolio	88,449	11,540	—	1,772,235	1,872,224

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
Enhanced U.S. Large Company Portfolio	—	—

90

	Unlimited	Total
U.S. Large Cap Equity Portfolio	$6,559	$6,559
U.S. Large Cap Value Portfolio	505,367	505,367
U.S. Targeted Value Portfolio	195,592	195,592
U.S. Small Cap Value Portfolio	568,105	568,105
U.S. Core Equity 1 Portfolio	151,776	151,776
U.S. Core Equity 2 Portfolio	152,692	152,692
U.S. Vector Equity Portfolio	23,991	23,991
U.S. Small Cap Portfolio	295,987	295,987
U.S. Micro Cap Portfolio	27,761	27,761
U.S. High Relative Profitability Portfolio	22,636	22,636
DFA Real Estate Securities Portfolio	—	—

During the year ended October 31, 2020, the Portfolios did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Enhanced U.S. Large Company Portfolio	$437,993	$2,890	$(329)	$2,561
U.S. Large Cap Equity Portfolio	1,160,576	604,302	(65,061)	539,241
U.S. Large Cap Value Portfolio	15,100,502	3,620,874	—	3,620,874
U.S. Targeted Value Portfolio	9,169,192	1,694,698	(1,821,736)	(127,038)
U.S. Small Cap Value Portfolio	10,093,834	2,415,181	(1,675,489)	739,692
U.S. Core Equity 1 Portfolio	14,444,140	11,862,084	(1,583,398)	10,278,686
U.S. Core Equity 2 Portfolio	15,465,145	12,195,292	(1,663,656)	10,531,636
U.S. Vector Equity Portfolio	2,507,759	1,512,103	(269,014)	1,243,089
U.S. Small Cap Portfolio	11,312,100	4,423,568	(1,917,977)	2,505,591
U.S. Micro Cap Portfolio	4,155,593	1,875,741	(590,903)	1,284,838
U.S. High Relative Profitability Portfolio	3,238,104	540,064	(129,708)	410,356
DFA Real Estate Securities Portfolio	6,573,845	2,624,045	(851,864)	1,772,181

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no additional provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

91

G. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended October 31, 2020		Year Ended October 31, 2019
	Amount	Shares	Amount	Shares
U.S. Targeted Value Portfolio
Class R1 Shares
Shares Issued	$10,059	547	$18,052	831
Shares Issued in Lieu of Cash Distributions	1,803	86	2,513	123
Shares Redeemed	(29,000)	(1,447)	(10,271)	(467)

Net Increase (Decrease) — Class R1 Shares	$(17,138)	(814)	$10,294	487

Class R2 Shares
Shares Issued	$20,468	1,154	$16,359	740
Shares Issued in Lieu of Cash Distributions	2,386	112	5,135	253
Shares Redeemed	(34,297)	(1,677)	(51,887)	(2,355)

Net Increase (Decrease) — Class R2 Shares	$(11,443)	(411)	$(30,393)	(1,362)

Institutional Class Shares
Shares Issued	$2,920,310	174,640	$2,603,398	119,873
Shares Issued in Lieu of Cash Distributions	393,081	18,926	522,401	25,501
Shares Redeemed	(3,583,956)	(202,150)	(2,333,821)	(107,140)

Net Increase (Decrease) — Institutional Class Shares	$(270,565)	(8,584)	$791,978	38,234

H. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest either directly or indirectly (through their investments in a corresponding Master Fund), in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Portfolios.

1. Forward Currency Contracts: The Enhanced U.S. Large Company Portfolio may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk) or to transfer balances from one currency to another currency. The Enhanced U.S. Large Company Portfolio may hedge some or all of the currency exposure of its foreign securities by entering into forward currency contracts. The decision to hedge the Enhanced U.S. Large Company Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. The Enhanced U.S. Large Company Portfolio typically hedges its foreign currency exposure. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on forward currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

92

2. Futures Contracts: Each Portfolio listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities. The Enhanced U.S. Large Company Portfolio may also use futures contracts and options thereon to hedge against securities prices or as part of its overall investment strategy. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. Government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2020 was as follows (amounts in thousands):

	Forward Currency Contracts*	Futures**
Enhanced U.S. Large Company Portfolio	$179,202	$399,332
U.S. Targeted Value Portfolio	—	107,018
U.S. Small Cap Value Portfolio	—	131,559
U.S. Core Equity 1 Portfolio	—	244,891
U.S. Core Equity 2 Portfolio	—	248,775
U.S. Vector Equity Portfolio	—	34,539
U.S. Small Cap Portfolio	—	142,577
U.S. Micro Cap Portfolio	—	59,878
U.S. High Relative Profitability Portfolio	—	8,376
DFA Real Estate Securities Portfolio	—	95,498

*	Average amount of Currency Purchased/Sold in USD
**	Average Notional Value of contracts

The following is a summary of the Portfolios’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2020 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2020	Forward Currency Contracts (1)
Enhanced U.S. Large Company Portfolio	$640	$640

93

	Liability Derivatives Value
	Total Value at October 31, 2020	Forward Currency Contracts (2)	Equity Contracts (3)
Enhanced U.S. Large Company Portfolio	$(16,918)	$(36)	$(16,882)
U.S. Targeted Value Portfolio	(2,881)	—	(2,881)
U.S. Small Cap Value Portfolio	(3,323)	—	(3,323)
U.S. Core Equity 1 Portfolio	(5,747)	—	(5,747)
U.S. Core Equity 2 Portfolio	(3,694)	—	(3,694)
U.S. Vector Equity Portfolio	(638)	—	(638)
U.S. Small Cap Portfolio	(2,043)	—	(2,043)
U.S. Micro Cap Portfolio	(1,250)	—	(1,250)
U.S. High Relative Profitability Portfolio	(586)	—	(586)
DFA Real Estate Securities Portfolio	(1,387)	—	(1,387)

(1)	Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)	Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
(3)	Presented on Statements of Assets and Liabilities as Payables: Futures Margin Variation.

The following is a summary of the realized and change in unrealized gains and losses from the Portfolios’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2020 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Forward Currency Contracts (1)	Equity Contracts (2)
Enhanced U.S. Large Company Portfolio	$61,762	$(458)	$62,220
U.S. Large Cap Equity Portfolio	728	—	728	*
U.S. Targeted Value Portfolio	30,041	—	30,041
U.S. Small Cap Value Portfolio	37,980	—	37,980
U.S. Core Equity 1 Portfolio	62,649	—	62,649
U.S. Core Equity 2 Portfolio	70,979	—	70,979
U.S. Vector Equity Portfolio	10,976	—	10,976
U.S. Small Cap Portfolio	46,362	—	46,362
U.S. Micro Cap Portfolio	18,436	—	18,436
U.S. High Relative Profitability Portfolio	2,286	—	2,286
DFA Real Estate Securities Portfolio	23,323	—	23,323

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Forward Currency Contracts (3)	Equity Contracts (4)
Enhanced U.S. Large Company Portfolio	$(26,825)	$3,144	$(29,969)
U.S. Targeted Value Portfolio	(6,182)	—	(6,182)
U.S. Small Cap Value Portfolio	(3,779)	—	(3,779)

94

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Forward Currency Contracts (3)	Equity Contracts (4)
U.S. Core Equity 1 Portfolio	$(7,658)	—	$(7,658)
U.S. Core Equity 2 Portfolio	(5,919)	—	(5,919)
U.S. Vector Equity Portfolio	(835)	—	(835)
U.S. Small Cap Portfolio	(7,408)	—	(7,408)
U.S. Micro Cap Portfolio	(2,304)	—	(2,304)
U.S. High Relative Profitability Portfolio	(586)	—	(586)
DFA Real Estate Securities Portfolio	(2,293)	—	(2,293)

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Forward Currency Contracts.
(2)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Futures.
(3)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(4)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
*	As of October 31, 2020, there were no futures contracts outstanding. During the year ended October 31, 2020, the Portfolio had limited activity in futures contracts.

Offsetting of Derivative Assets and Derivative Liabilities

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

95

The following table presents the Portfolios’ gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of October 31, 2020 (amounts in thousands):

Description	Gross Amounts of Recognized Assets (a)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount (c)	Gross Amounts of Recognized Liabilities (a)	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount (e)
			Financial Instruments (b)	Cash Collateral Received				Financial Instruments (d)	Cash Collateral Pledged

	Assets					Liabilities
Enhanced U.S. Large Company Portfolio
State Street Bank and Trust	$503	$503	$(36)	—	$467	$36	$36	$(36)	—	—
Citibank, N.A	137	137	—	—	137	—	—	—	—	—

Total	$640	$640	$(36)	—	$604	$36	$36	$(36)	—	—

(a)	No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(c)	Represents the net amount due from counterparties in the event of default.
(d)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

I. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time.The agreement for the line of credit expires on April 7, 2021.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 1, 2021.

96

For the year ended October 31, 2020, borrowings by the following Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2020
U.S. Large Cap Equity Portfolio	1.05%	$6,775	33	$10	$88,507	—
U.S. Small Cap Value Portfolio	0.84%	12,372	2	1	13,612	—
U.S. Vector Equity Portfolio	1.34%	3,901	2	—	4,342	—
U.S. Micro Cap Portfolio	0.84%	3,465	2	—	5,549	—
U.S. High Relative Profitability Portfolio	2.30%	706	1	—	706	—
DFA Real Estate Securities Portfolio	0.89%	14,124	2	1	24,107	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2020, that each Portfolio’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Portfolios did not use the interfund lending program during the year ended October 31, 2020.

J. Affiliated Trades:

Cross trades for the year ended October 31, 2020, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Directors and/or common Officers.At its regularly scheduled meetings, the CCO certifies to the Board that the17a-7 transactions entered into by the Portfolios complied with the Rule17a-7 Procedures adopted by the Board of Directors of the Fund.

For the year ended October 31, 2020, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

Portfolio	Purchases	Sales	Realized Gain (Loss)
U.S. Large Cap Equity Portfolio	$53,451	$46,956	$(12,365)
U.S. Targeted Value Portfolio	326,058	206,046	(70,548)
U.S. Small Cap Value Portfolio	280,809	296,826	(39,083)
U.S. Core Equity 1 Portfolio	89,230	344,263	(85,222)
U.S. Core Equity 2 Portfolio	60,309	232,354	(42,548)
U.S. Vector Equity Portfolio	40,754	218,155	(21,562)

97

Portfolio	Purchases	Sales	Realized Gain (Loss)
U.S. Small Cap Portfolio	$75,730	$235,612	$(189,770)
U.S. Micro Cap Portfolio	207,442	51,443	(6,061)
U.S. High Relative Profitability Portfolio	135,773	2,624	(1,667)
DFA Real Estate Securities Portfolio	2,128	37,252	320

K. Securities Lending:

As of October 31, 2020, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. In addition, the Portfolios received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash Collateral Market Value
U.S. Large Cap Equity Portfolio	$5,025
U.S. Targeted Value Portfolio	285,666
U.S. Small Cap Value Portfolio	359,450
U.S. Core Equity 1 Portfolio	412,982
U.S. Core Equity 2 Portfolio	527,226
U.S. Vector Equity Portfolio	117,200
U.S. Small Cap Portfolio	568,297
U.S. Micro Cap Portfolio	185,406
U.S. High Relative Profitability Portfolio	68,559
DFA Real Estate Securities Portfolio	67,780

Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

98

Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Enhanced U.S. Large Company Portfolio
Bonds	$10,070	—	—	—	$10,070
U.S. Large Cap Equity Portfolio
Common Stocks	7,235	—	—	—	7,235
U.S. Targeted Value Portfolio
Common Stocks, Preferred Stocks	265,031	—	—	—	265,031
U.S. Small Cap Value Portfolio
Common Stocks, Preferred Stocks	361,021	—	—	—	361,021
U.S. Core Equity 1 Portfolio
Common Stocks, Preferred Stocks	344,060	—	—	—	344,060
U.S. Core Equity 2 Portfolio
Common Stocks, Preferred Stocks	424,431	—	—	—	424,431
U.S. Vector Equity Portfolio
Common Stocks, Preferred Stocks	142,186	—	—	—	142,186
U.S. Small Cap Portfolio
Common Stocks, Preferred Stocks, Rights/Warrants	693,630	—	—	—	693,630
U.S. Micro Cap Portfolio
Common Stocks, Preferred Stocks, Rights/Warrants	306,172	—	—	—	306,172
U.S. High Relative Profitability Portfolio
Common Stocks	19,528	—	—	—	19,528
DFA Real Estate Securities Portfolio
Common Stocks	211,253	—	—	—	211,253

99

L. Shareholder Servicing Fees:

The Class R1 Shares pay a shareholder servicing fee in an amount up to 0.10% and Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in U.S. Targeted Value Portfolio Class R1 and Class R2 Shares.

M. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

N. In-Kind Redemptions:

During the year ended October 31, 2020, the Portfolios listed below realized net gains (losses) on in-kind redemptions as follows:

U.S. Large Cap Equity Portfolio	$93,249
U.S. Small Cap Portfolio	$(35,598)
U.S. High Relative Profitability Portfolio	$27,518

O. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund’s adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios’ early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

P. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for

100

the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

Q. Other:

As of October 31, 2020, the following number of shareholders held the following approximate percentages of the Portfolios’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Enhanced U.S. Large Company Portfolio-Institutional Class	3	68%
U.S. Large Cap Equity Portfolio-Institutional Class	4	81%
U.S. Large Cap Value Portfolio-Institutional Class	3	68%
U.S. Targeted Value Portfolio-Class R1	5	85%
U.S. Targeted Value Portfolio-Class R2	5	90%
U.S. Targeted Value Portfolio-Institutional Class	3	57%
U.S. Small Cap Value Portfolio-Institutional Class	4	73%
U.S. Core Equity 1 Portfolio-Institutional Class	5	79%
U.S. Core Equity 2 Portfolio-Institutional Class	5	82%
U.S. Vector Equity Portfolio-Institutional Class	5	87%
U.S. Small Cap Portfolio-Institutional Class	3	55%
U.S. Micro Cap Portfolio-Institutional Class	4	78%
U.S. High Relative Profitability Portfolio-Institutional Class	4	88%
DFA Real Estate Securities Portfolio-Institutional Class	4	69%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against the Portfolios, individually or in aggregate, will not have a material adverse impact on the Portfolios’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

The U.S. Large Cap Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the “District Court”), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the “Tribune MDL”). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company (“Tribune”) (the “LBO”) and Tribune’s subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The U.S. Large Cap Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the “Individual Creditor Actions”) and a lawsuit brought by the trustee of a litigation trust (the “Trustee”) to whom Tribune’s committee of unsecured creditors assigned claims (the “Committee Action,” and with the Individual Creditor Actions, collectively referred to as the “Tribune Lawsuits”). The Tribune Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO.

On September 23, 2013, the District Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lacked standing to pursue their claims. The parties appealed the District Court’s dismissal order to the United States Court of Appeals for the Second Circuit (the “Second Circuit”), and on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs’ claims are preempted and barred by the Bankruptcy Code’s safe harbor for securities transactions. The individual creditor plaintiffs filed a petition for certiorari with the Supreme Court of the United States (the “Supreme Court”), seeking review of the Second Circuit’s ruling. Thereafter, the individual creditor plaintiffs moved the Second Circuit to review its prior ruling in light of the Supreme Court’s decision in MERIT MANAGEMENT

101

GROUP, LP v. FTI CONSULTING, INC., 138 S.Ct. 883 (2018) (“Merit Mgmt.”), which addressed the scope of the Bankruptcy Code’s safe harbor for securities transactions. The Second Circuit agreed to review the matter and withdrew its mandate with respect to the affirmance of the dismissal order. Consequently, the Supreme Court dismissed the individual creditor plaintiffs’ petition for certiorari. On December 19, 2019, the Second Circuit again affirmed the District Court’s dismissal of the Individual Creditor Actions on the grounds that the individual creditor plaintiffs’ claims are preempted and barred by the Bankruptcy Code’s safe harbor for securities transactions. The individual creditor plaintiffs moved the Second Circuit for rehearing, which the Second Circuit denied. The individual creditor plaintiffs recently filed a second petition for certiorari with the Supreme Court, which is pending.

On January 6, 2017, the District Court granted the shareholder defendants’ motion to dismiss the claims against them in the Committee Action. The Trustee moved for leave from the District Court to file an amended complaint to assert new constructive fraudulent transfer claims against the shareholder defendants in light of the Merit Mgmt. decision. The District Court denied the motion, ruling that the proposed amendment would unduly prejudice the shareholder defendants and would be futile because the Trustee’s proposed constructive fraudulent transfer claims would be barred by the Bankruptcy Code’s safe harbor for securities transactions, notwithstanding the Merit Mgmt. decision. The Trustee appealed the District Court’s dismissal order and order denying the Trustee’s motion for leave to amend to the Second Circuit. The Second Circuit held oral argument on August 24, 2020, and the parties await the Second Circuit’s ruling.

Litigation counsel to The U.S. Large Cap Value Series in the Tribune Lawsuits has advised management that it does not believe that it is possible to predict with any reasonable certainty the probable outcome of the Tribune Lawsuits or quantify the ultimate exposure to The U.S. Large Cap Value Series arising from the Tribune Lawsuits. Until The U.S. Large Cap Value Series can do so, no reduction of the net asset value of The U.S. Large Cap Value Series will be made relating to the Tribune Lawsuits. However, even if the plaintiffs in the Tribune Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of The U.S. Large Cap Value Series at this time.

The U.S. Large Cap Value Series also cannot quantify the cost of the Tribune Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on the net asset value of The U.S. Large Cap Value Series, with no adjustment relating to the Tribune Lawsuits. The attorneys’ fees and costs relating to the Tribune Lawsuits will be borne by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expenses incurred by The U.S. Large Cap Value Series.

R. Subsequent Event Evaluations:

As described in a November 2, 2020 Supplement to the Funds’ Prospectuses, effective February 28, 2021, the Advisor will reduce its investment management fees for certain Portfolios. Please refer to the Funds’ Prospectuses for additional information regarding fees and expenses of the Portfolios.

102

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of Enhanced U.S. Large Company Portfolio, U.S. Large Cap Equity Portfolio, U.S. Large Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, U.S. High Relative Profitability Portfolio and DFA Real Estate Securities Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Enhanced U.S. Large Company Portfolio and U.S. Large Cap Value Portfolio and summary schedules of portfolio holdings of U.S. Large Cap Equity Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, U.S. High Relative Profitability Portfolio and DFA Real Estate Securities Portfolio (twelve of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodians, brokers and transfer agents of the investee funds; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

NOTIFICATION OF SOURCE OF DISTRIBUTIONS PURSUANT TO

RULE 19A-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

As noted in the table provided below, the following Portfolios paid distributions to shareholders of record, a portion of which is estimated to be in excess of a Portfolio’s current and accumulated undistributed net income. Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940 and is not being provided for tax reporting purposes. The amounts and sources of distributions reported in this 19(a) Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. A final determination of the tax character of distributions paid by the Fund will not be known until the completion of the fiscal year. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The final determination of the tax character of the distributions paid in 2020 will be reported to shareholders in early 2021 on Form 1099-DIV.

Portfolio Name	Total Distribution per Share	Net Investment Income	Proceeds from the sales of securities	Return of Capital
U.S. Small Cap Value Portfolio Institutional Class
Payable Date: June 30, 2020	$0.05976	$0.05378	$0.00000	$0.00598
U.S. Small Cap Portfolio Institutional Class
Payable Date: June 30, 2020	$0.07692	$0.07236	$0.00000	$0.00456
U.S. Micro Cap Portfolio Institutional Class
Payable Date: June 30, 2020	$0.03324	$0.03247	$0.00000	$0.00077

104

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Commodity Strategy Portfolio vs.

Bloomberg Commodity Total Return Index

November 9, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Data provided by Bloomberg Finance L.P.

105

MANAGEMENT’S DISCUSSION AND ANALYSIS

Commodity Market Review	12 Months Ended October 31, 2020

For the 12 months ended October 31, 2020, the Bloomberg Commodity Index Total Return returned -8.75%. Precious metals, agriculture, and industrial metals returned 21.97%, 5.01%, and 2.83% respectively. Sectors with negative returns included energy and livestock, which returned -41.96% and -26.59%, respectively.

DFA Commodity Strategy Portfolio

The DFA Commodity Strategy Portfolio seeks total return consisting of capital appreciation and current income. The Portfolio generally invests in commodity-linked derivative instruments and fixed income investments. The Portfolio, through its wholly owned subsidiary, Dimensional Cayman Commodity Fund I LTD, gains exposure to commodities markets by investing in derivative instruments such as commodity swap contracts, commodity futures, and other commodity-linked instruments. In pursuing the fixed income portion of the Portfolio’s investment strategy, Dimensional identifies a broadly diversified universe of eligible U.S. and foreign fixed income securities with defined maturity ranges and credit quality characteristics and then seeks to purchase a broad and diverse portfolio of securities meeting credit quality standards. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. For the period, the average duration of the Portfolio’s fixed income securities modestly increased to 0.63 years.

For the 12 months ended October 31, 2020, total returns were -7.41% for the Portfolio and -8.75% for the Bloomberg Commodity Index Total Return. The collateral component of the Portfolio had a longer duration than the three-month U.S. Treasury bill rate payable in the commodity swap contracts. As such, the Portfolio’s longer duration contributed positively to performance relative to the benchmark as term premiums were generally positive. The late rebalance, pre-roll, and varying the expirations of the individual commodity contracts also contributed positively to the Portfolio’s performance relative to the benchmark. Varying the commodity weights relative to the benchmark detracted from relative performance.

106

DFA INVESTMENT DIMENSIONS GROUP INC.

DFA COMMODITY STRATEGY PORTFOLIO

CONSOLIDATED DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table is meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

107

CONSOLIDATED DISCLOSURE OF FUND EXPENSES

CONTINUED

Six Months Ended October 31, 2020

EXPENSE TABLE

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

DFA Commodity Strategy Portfolio
Actual Fund Return	$1,000.00	$1,165.50	0.33%	$1.80
Hypothetical 5% Annual Return	$1,000.00	$1,023.48	0.33%	$1.68

(1)

DFA Commodity Strategy Portfolio wholly owns Dimensional Cayman Commodity Fund I, LTD. The expenses shown reflect the consolidated expenses of Dimensional Cayman Commodity Fund I, LTD. and DFA Commodity Strategy Portfolio. Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

108

DFA INVESTMENT DIMENSIONS GROUP INC.

DFA COMMODITY STRATEGY PORTFOLIO

CONSOLIDATED DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DFA Commodity Strategy Portfolio
Corporate	38.2%
Government	40.9%
Foreign Corporate	17.5%
Foreign Government	3.4%

100.0%

109

DFA COMMODITY STRATEGY PORTFOLIO

CONSOLIDATED SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount^		Value†
	(000)
BONDS — (52.8%)
AUSTRALIA — (1.0%)
Australia & New Zealand Banking Group, Ltd. Floating Rate Note
(r) 1.126%, 11/23/21		2,000	$2,016,920
Commonwealth Bank of Australia
2.400%, 11/02/20		1,746	1,746,000
Macquarie Group, Ltd.
Ω 6.250%, 01/14/21		4,842	4,897,731
Westpac Banking Corp.
2.100%, 05/13/21		1,000	1,009,654

TOTAL AUSTRALIA			9,670,305

BELGIUM — (1.9%)
Dexia Credit Local SA
Dexia Credit Local SA
0.200%, 03/16/21	EUR	16,250	18,974,354

CANADA — (3.9%)
Bank of Montreal Floating Rate Note
(r) 1.041%, 08/27/21		12,203	12,281,369
Canadian Natural Resources,
Ltd.
2.950%, 01/15/23		750	777,513
National Bank of Canada
2.100%, 02/01/23		2,500	2,584,187
Royal Bank of Canada
2.030%, 03/15/21	CAD	20,000	15,109,660
Suncor Energy, Inc.
2.800%, 05/15/23		7,000	7,314,495

TOTAL CANADA			38,067,224

DENMARK — (0.8%)
Danske Bank A.S.
Danske Bank A.S.
Ω 2.800%, 03/10/21		5,600	5,648,375
Ω 5.000%, 01/12/22		784	821,021
2.700%, 03/02/22		1,000	1,029,078

TOTAL DENMARK			7,498,474

FRANCE — (3.2%)
Agence Francaise de Developpement EPIC
0.125%, 03/31/21	EUR	18,000	21,014,224
BNP Paribas SA
Ω 2.950%, 05/23/22		2,000	2,074,600

	Face Amount^		Value†
	(000)
FRANCE — (Continued)
BPCE SA
2.650%, 02/03/21		330	$331,931
Credit Agricole SA
Ω 3.375%, 01/10/22		1,620	1,672,546
Sanofi
0.875%, 09/22/21	EUR	5,000	5,866,226

TOTAL FRANCE			30,959,527

GERMANY — (1.7%)
BMW US Capital LLC
Ω 2.000%, 04/11/21		3,000	3,018,111
Deutsche Bahn Finance GMBH
4.375%, 09/23/21	EUR	175	212,345
Deutsche Bank AG
Deutsche Bank AG
3.150%, 01/22/21		5,400	5,426,298
3.950%, 02/27/23		1,695	1,785,311
Siemens Financieringsmaatschappij NV
# 2.900%, 05/27/22		1,000	1,039,703
Volkswagen Group of America Finance LLC
Volkswagen Group of America Finance LLC
Ω 4.000%, 11/12/21		850	879,783
2.900%, 05/13/22		520	536,930
Ω 2.700%, 09/26/22		4,000	4,145,635

TOTAL GERMANY			17,044,116

JAPAN — (3.5%)
American Honda Finance Corp. Floating Rate Note
(r) 0.467%, 02/12/21		6,000	6,003,402
American Honda Finance Corp.
1.950%, 05/20/22		1,500	1,536,500
Mitsubishi UFJ Financial Group, Inc.
Mitsubishi UFJ Financial Group, Inc.
2.950%, 03/01/21		513	517,491
2.190%, 09/13/21		1,000	1,015,234
Mitsubishi UFJ Financial Group, Inc. Floating Rate Note
(r) 1.309%, 09/13/21		2,500	2,520,530

110

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

		Face Amount^		Value†
		(000)
	JAPAN — (Continued)
	Mizuho Financial Group, Inc.
	Mizuho Financial Group, Inc.
	2.632%, 04/12/21		2,000	$2,020,520
	2.953%, 02/28/22		500	516,585
	2.601%, 09/11/22		2,173	2,256,962
	Mizuho Financial Group, Inc. Floating Rate Note
(r)	1.389%, 09/13/21		560	564,940
	Sumitomo Mitsui Financial Group, Inc. Floating Rate Note
(r)	1.358%, 10/19/21		3,520	3,553,906
	Toyota Finance Australia, Ltd.
	0.000%, 04/09/21	EUR	2,000	2,332,897
	Toyota Motor Credit Corp. Floating Rate Note
(r)	0.504%, 04/13/21		12,000	12,013,752

	TOTAL JAPAN			34,852,719

	NETHERLANDS — (0.8%)
	BNG Bank N.V.
	1.625%, 04/19/21		1,250	1,257,887
	Nederlandse Waterschapsbank NV Floating Rate Note
(r)Ω	0.320%, 12/15/21		5,000	5,002,765
	Shell International Finance BV
	1.875%, 05/10/21		1,263	1,273,018

	TOTAL NETHERLANDS			7,533,670

	SINGAPORE — (0.2%)
	Temasek Financial I, Ltd.
	Temasek Financial I, Ltd.
	0.500%, 03/01/22	EUR	2,000	2,346,188

	SPAIN — (1.2%)
	Santander Holdings USA, Inc.
	3.400%, 01/18/23		2,000	2,099,660
	Santander UK Group Holdings P.L.C.
	3.125%, 01/08/21		1,808	1,816,564
	Telefonica Emisiones SA
	5.462%, 02/16/21		8,000	8,113,336

	TOTAL SPAIN			12,029,560

	SWITZERLAND — (0.5%)
	Credit Suisse AG
	3.000%, 10/29/21		1,500	1,540,362

		Face Amount^		Value†
		(000)
	SWITZERLAND — (Continued)
	Nestle Finance International, Ltd.
	2.125%, 09/10/21	EUR	2,875	$3,418,350

	TOTAL SWITZERLAND			4,958,712

	UNITED KINGDOM — (2.0%)
	Barclays P.L.C.
	3.250%, 01/12/21		1,085	1,090,976
	CNH Industrial Capital LLC
	CNH Industrial Capital LLC
	3.875%, 10/15/21		430	441,365
	4.375%, 04/05/22		1,860	1,951,123
	HSBC Holdings P.L.C.
	HSBC Holdings P.L.C.
	4.000%, 03/30/22		2,053	2,156,623
	3.600%, 05/25/23		3,200	3,437,919
	Lloyds Banking Group P.L.C.
	Lloyds Banking Group P.L.C.
	3.100%, 07/06/21		1,000	1,018,573
	3.000%, 01/11/22		5,700	5,857,719
	NatWest Markets PLC
#Ω	2.375%,05/21/23		3,300	3,415,935

	TOTAL UNITED KINGDOM			19,370,233

	UNITED STATES — (32.1%)
	AbbVie, Inc.
	2.900%, 11/06/22		6,500	6,806,150
	Aetna, Inc.
	2.750%, 11/15/22		886	919,368
	Air Lease Corp.
	2.250%, 01/15/23		2,414	2,432,486
	Altria Group, Inc.
	Altria Group, Inc.
	2.850%, 08/09/22		2,800	2,915,099
	2.950%, 05/02/23		4,599	4,846,878
	American Express Co.
	2.500%, 08/01/22		3,569	3,693,239
	American International Group, Inc.
	6.400%, 12/15/20		7,000	7,048,860
	Anthem, Inc.
	2.500%, 11/21/20		11,352	11,364,484
	Aon P.L.C.
	2.800%, 03/15/21		3,380	3,404,004
	AutoZone, Inc.
	2.500%, 04/15/21		2,045	2,061,385
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.
	2.773%, 12/15/22		6,000	6,271,575
	Bank of America Corp.
	3.300%, 01/11/23		5,000	5,301,950

111

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
	UNITED STATES — (Continued)
	Best Buy Co., Inc.
	5.500%, 03/15/21	6,000	$6,035,100
	BMW US Capital LLC
#Ω	3.800%, 04/06/23	7,000	7,521,939
	Boeing Co. (The)
	Boeing Co. (The)
#	2.200%, 10/30/22	3,500	3,536,907
	2.800%, 03/01/23	4,000	4,077,684
	Bristol-Myers Squibb Co.
	2.875%, 02/19/21	7,000	7,054,390
	Bunge, Ltd. Finance Corp.
	Bunge, Ltd. Finance Corp.
#	3.500%, 11/24/20	2,000	2,003,537
	3.000%, 09/25/22	2,000	2,079,556
	Capital One Financial Corp.
	4.750%, 07/15/21	4,110	4,237,121
	Cardinal Health, Inc.
	3.200%, 06/15/22	4,654	4,840,008
	Caterpillar Financial Services Corp. Floating Rate Note
	Caterpillar Financial Services Corp. Floating Rate Note
(r)	0.480%, 03/15/21	3,000	3,002,634
(r)	0.528%, 09/07/21	1,800	1,803,597
	Cigna Corp.
	3.750%, 07/15/23	2,147	2,323,671
	Citigroup, Inc.
	Citigroup, Inc.
	2.700%, 03/30/21	3,234	3,266,114
	4.500%, 01/14/22	195	204,430
	Citizens Bank NA
	2.550%, 05/13/21	8,000	8,079,804
	CNH Industrial Capital LLC
	1.950%, 07/02/23	4,000	4,068,817
	Daimler Finance North America LLC
Ω	2.550%, 08/15/22	1,100	1,134,850
	Dollar Tree, Inc.
	3.700%, 05/15/23	7,278	7,803,981
	Dominion Energy Gas Holdings LLC
	2.800%, 11/15/20	2,000	2,001,441
	DuPont de Nemours, Inc.
	2.169%, 05/01/23	8,500	8,592,312
	Eastman Chemical Co.
	Eastman Chemical Co.
	3.500%, 12/01/21	400	411,945
	3.600%, 08/15/22	1,725	1,802,900
	eBay, Inc.
	2.750%, 01/30/23	3,800	3,972,630
	Edison International
	Edison International
#	2.400%, 09/15/22	2,400	2,436,199

		Face Amount^	Value†
		(000)
	UNITED STATES — (Continued)
	2.950%, 03/15/23	1,522	$1,569,738
	Eversource Energy
	2.500%, 03/15/21	4,050	4,074,523
	GE Capital International Funding Co., Unlimited Co.
	2.342%, 11/15/20	3,000	3,001,980
	General Motors Financial Co., Inc.
	General Motors Financial Co., Inc.
	4.200%, 03/01/21	500	503,740
	3.550%, 07/08/22	1,507	1,565,306
	3.250%, 01/05/23	4,350	4,509,707
	General Motors Financial Co., Inc.
#	5.200%, 03/20/23	1,753	1,902,101
	Global Payments, Inc.
	3.750%, 06/01/23	4,000	4,279,607
	Goldman Sachs Group, Inc. (The)
	Goldman Sachs Group, Inc. (The)
	5.250%, 07/27/21	1,000	1,035,825
	5.750%, 01/24/22	1,000	1,064,476
	3.625%, 01/22/23	1,503	1,603,508
	3.200%, 02/23/23	4,500	4,761,683
	Harley-Davidson Financial Services, Inc.
	Harley-Davidson Financial Services, Inc.
Ω	2.850%, 01/15/21	6,000	6,014,536
	3.350%, 02/15/23	1,200	1,244,767
	Integrys Holding, Inc.
	4.170%, 11/01/20	4,060	4,060,000
	JPMorgan Chase & Co.
	3.250%, 09/23/22	4,112	4,338,324
	Keurig Dr Pepper, Inc.
	3.200%, 11/15/21	630	643,479
	Kinder Morgan Energy Partners L.P.
	3.950%, 09/01/22	2,120	2,227,798
	Kroger Co. (The)
#	2.950%, 11/01/21	2,334	2,388,516
	Laboratory Corp. of America Holdings
	3.750%, 08/23/22	3,118	3,275,304
	Liberty Mutual Group, Inc.
	5.000%, 06/01/21	980	1,006,004
	LyondellBasell Industries NV
	6.000%, 11/15/21	5,000	5,206,532
	Marathon Petroleum Corp.
	4.500%, 05/01/23	7,870	8,459,061

112

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

		Face Amount^		Value†
		(000)
	UNITED STATES — (Continued)
	Marriott International, Inc.
	2.875%, 03/01/21		600	$603,463
	Marsh & McLennan Cos. Inc.
	4.800%, 07/15/21		1,526	1,557,216
	Micron Technology, Inc.
	2.497%, 04/24/23		7,400	7,698,911
	Morgan Stanley
	3.125%, 01/23/23		7,700	8,137,159
	Mylan N.V.
	3.150%, 06/15/21		1,214	1,231,581
	Mylan, Inc.
Ω	3.125%, 01/15/23		5,000	5,251,715
	National Rural Utilities Cooperative Finance Corp. Floating Rate Note
(r)	0.595%, 06/30/21		1,800	1,804,266
	Omnicom Group, Inc. / Omnicom Capital, Inc.
	3.625%, 05/01/22		1,900	1,987,404
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
Ω	4.250%, 01/17/23		4,000	4,304,092
Ω	4.125%, 08/01/23		2,022	2,194,445
	Philip Morris International, Inc.
	2.900%, 11/15/21		5,159	5,294,947
	Phillips 66
#	3.700%, 04/06/23		1,000	1,069,997
Procter & Gamble Co. (The)
	2.000%, 11/05/21	EUR	1,153	1,373,832
	Raytheon Technologies Corp.
	8.750%, 03/01/21		2,000	2,054,688
	Roper Technologies, Inc.
	3.000%, 12/15/20		5,070	5,069,493
	Southwest Airlines Co.
	4.750%, 05/04/23		5,250	5,623,563
	Tyson Foods, Inc.
	4.500%, 06/15/22		500	527,384
	UnitedHealth Group, Inc.
	2.125%, 03/15/21		2,905	2,924,812
	Valero Energy Corp.
	2.700%, 04/15/23		6,000	6,173,397
	VMware, Inc.
	2.950%, 08/21/22		4,000	4,152,749
	Walgreen Co.
	3.100%, 09/15/22		5,296	5,556,872
	Waste Management, Inc.
	2.400%, 05/15/23		2,207	2,301,499
	Wells Fargo & Co.
	Wells Fargo & Co.
	2.550%, 12/07/20		1,450	1,453,248

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
	4.600%, 04/01/21	3,400	$3,460,290
Wells Fargo & Co. Floating Rate Note
(r)	1.240%, 07/26/21	3,000	3,019,410
Williams Cos., Inc. (The)
	3.700%, 01/15/23	7,000	7,372,197
Williams Partners LP
	3.350%, 08/15/22	995	1,031,069
Xcel Energy, Inc.
	2.400%, 03/15/21	2,622	2,637,570
Zoetis, Inc. Floating Rate Note
(r)	0.693%, 08/20/21	994	996,407

TOTAL UNITED STATES			314,957,236

TOTAL BONDS			518,262,318

U.S. TREASURY OBLIGATIONS — (36.5%)
U.S. Treasury Notes
(r)	0.239%, 04/30/21	106,000	106,071,013
(r)	0.254%, 01/31/22	10,000	10,014,847
(r)«	0.214%, 04/30/22	137,000	137,143,536
(r)~	0.155%, 07/31/22	105,000	104,995,364

TOTAL U.S. TREASURY OBLIGATIONS			358,224,760

TOTAL INVESTMENT SECURITIES (Cost $870,737,505)			876,487,078

COMMERCIAL PAPER — (10.4%)
Astrazeneca P.L.C.
Ω	1.900%, 12/11/20	6,000	5,997,452
BNG Bank N.V.
Ω	0.213%, 03/15/21	15,000	14,990,763
Erste Abwicklungsanstalt
Ω	0.233%, 02/03/21	25,000	24,990,733
FMS Wertmanagement
Ω	0.230%, 01/21/21	2,000	1,999,470
Ω	0.220%, 01/26/21	20,000	19,994,182
Ω	0.233%, 02/02/21	3,000	2,999,003
Harley-Davidson Financial Services, Inc.
	0.550%, 02/17/21	1,000	997,931
Natwest Market P.L.C.
Ω	1.150%, 01/07/21	5,000	4,998,218
Queensland Treasury Corp.
	0.210%, 02/02/21	8,475	8,472,495
Telstra Corporation Limited
Ω	0.550%, 12/21/20	7,000	6,997,857
Walgreens Boots Alliance, Inc.
Ω	1.430%, 11/09/20	1,500	1,499,934

113

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
Walt Disney Co. (The)
Ω	0.700%, 03/26/21	5,000	$4,993,691
Ω	0.700%, 04/30/21	2,500	2,495,968

TOTAL COMMERCIAL PAPER
(Cost $101,376,656)			101,427,697

	Shares	Value†
SECURITIES LENDING COLLATERAL — (0.3%)
@§ The DFA Short Term
Investment Fund	283,910	$3,285,128

TOTAL INVESTMENTS — (100.0%)
(Cost $975,399,174)		$981,199,903

As of October 31, 2020, DFA Commodity Strategy Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying consolidated financial statements:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD 56,215,271	EUR 47,798,106	State Street Bank and Trust	01/15/21	$446,419

Total Appreciation				$446,419

USD 15,146,337	CAD 20,274,776	Barclays Capital	12/29/20	$(76,577)

Total (Depreciation)				$(76,577)

Total Appreciation (Depreciation)				$369,842

As of October 31, 2020, DFA Commodity Strategy Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
CBOT Corn Futures	249	03/12/21	$5,075,114	$5,020,462	$(54,652)
CBOT Soybean Futures	98	01/14/21	5,203,883	5,175,625	(28,258)
CBOT Soybean Meal Futures	90	01/14/21	3,350,588	3,344,400	(6,188)
CBOT Soybean Oil Futures	114	01/14/21	2,298,768	2,288,664	(10,104)
CBOT Wheat Futures	91	03/12/21	2,772,074	2,730,000	(42,074)
CME Lean Hogs Futures	53	02/12/21	1,402,066	1,389,661	(12,405)
CME Live Cattle Futures	65	02/26/21	2,792,147	2,870,400	78,253
COMEX Copper Futures	82	03/29/21	6,293,584	6,257,625	(35,959)
COMEX Silver Futures	34	03/29/21	4,027,502	4,045,830	18,328
Gasoline RBOB Futures	25	12/31/20	1,130,940	1,078,560	(52,380)
Gold 100 Oz. Futures	71	02/24/21	13,452,184	13,399,120	(53,064)
ICE Brent Crude Oil Futures	119	01/29/21	4,679,807	4,623,150	(56,657)
ICE Gasoil Futures	34	01/12/21	1,105,632	1,056,550	(49,082)
KCBT Hard Red Winter Wheat Futures	51	03/12/21	1,403,924	1,396,762	(7,162)
LME Nickel Futures	25	11/16/20	2,059,613	2,269,200	209,587
LME Nickel Futures	35	01/18/21	3,270,658	3,182,655	(88,003)
LME Primary Aluminium Futures	72	11/16/20	3,087,325	3,336,300	248,975
LME Primary Aluminium Futures	100	01/18/21	4,568,041	4,628,750	60,709
LME Zinc Futures	44	11/16/20	2,458,148	2,766,775	308,627
LME Zinc Futures	62	01/18/21	3,878,624	3,909,875	31,251
NYBOT CSC ’C’ Coffee Futures	48	03/19/21	1,935,928	1,923,300	(12,628)

114

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
NYBOT CSC No. 11 World Sugar Futures	162	02/26/21	$2,670,359	$2,605,478	$(64,881)
NYBOT CTN No. 2 Cotton Futures	35	03/09/21	1,252,570	1,221,150	(31,420)
NYMEX Henry Hub Natural Gas Futures	303	12/29/20	10,246,741	10,511,071	264,330
NYMEX NY Harbor ULSD Futures	20	12/31/20	949,262	919,464	(29,798)
WTI Crude Futures	105	12/21/20	4,010,547	3,795,750	(214,797)

Total			$95,376,029	$95,746,577	$370,548
Short Position contracts:
LME Nickel Futures	(8)	01/18/21	(741,660)	(727,464)	14,196
LME Nickel Futures	(25)	11/16/20	(2,221,369)	(2,269,200)	(47,831)
LME Primary Aluminium Futures	(22)	01/18/21	(1,019,642)	(1,018,325)	1,317
LME Primary Aluminium Futures	(72)	11/16/20	(3,240,879)	(3,336,300)	(95,421)
LME Zinc Futures	(14)	01/18/21	(855,779)	(882,875)	(27,096)
LME Zinc Futures	(44)	11/16/20	(2,671,185)	(2,766,775)	(95,590)

Total			$(10,750,514)	$(11,000,939)	$(250,425)

Total Futures Contracts			$84,625,515	$84,745,638	$120,123

As of October 31, 2020, DFA Commodity Strategy Portfolio had entered into the following outstanding Total Return Swaps:

Reference Entity*	Counterparty	Notional Amount		Payments received (paid) by the Fund**	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
BofA Merrill Lynch Commodity MLBXPPDM Total Return Index (1)	Bank of America Corp.	USD	137,314,111	3 Month USD UST 13-Week Bill High Discount Rate plus 0.14%	12/25/20	—	—	$(2,574,574)	$(2,574,574)
BofA Merrill Lynch Total Return Index (2)	Bank of America Corp.	USD	150,216,843	3 Month USD UST 13-Week Bill High Discount Rate plus 0.19%	12/25/20	—	—	(2,431,808)	(2,431,808)
Citi Commodities Pre-Roll RS Total Return Index (3)	Citibank, N.A. .	USD	143,934,398	3 Month USD UST 13-Week Bill High Discount Rate plus 0.19%	12/23/20	—	—	(2,860,367)	(2,860,367)
Citi Custom CIVICS H Total Return Index (4)	Citibank, N.A	USD	86,089,085	3 Month USD UST 13-Week Bill High Discount Rate plus 0.14%	12/23/20	—	—	(2,001,209)	(2,001,209)
Credit Suisse Custom 141 Total Return Index (5)	Credit Suisse	USD	154,535,568	3 Month USD UST 13-Week Bill High Discount Rate plus 0.18%	11/22/20	—	—	(2,977,127)	(2,977,127)
Credit Suisse Custom 57 Total Return Index (6)	Credit Suisse	USD	92,336,401	3 Month USD UST 13-Week Bill High Discount Rate plus 0.14%	11/22/20	—	—	(2,172,113)	(2,172,113)

115

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

Reference Entity*	Counterparty	Notional Amount		Payments received (paid) by the Fund**	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
UBS UBSIB190 Custom Strategy (7)	UBS AG	USD	258,087,315	3 Month USD UST 13-Week Bill High Discount Rate plus 0.14%	01/29/21	—	—	$(1,046,842)	$(1,046,842)

Total						—	—	$(16,064,040)	$(16,064,040)

*	Portfolio receives the price appreciation (depreciation) of the reference entity at maturity.
**	Payments received (paid) by the Fund are exchanged at maturity.
(1)	The following table represents the individual positions within the Total Return Swap as of October 31, 2020:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	2.74%	$3,769,564
CBOT Corn Futures	6.01%	8,261,926
NYMEX Light Sweet Crude Oil Futures	4.54%	6,240,818
ICE Brent Crude Oil Futures	3.92%	5,386,914
NYBOT CTN No. 2 Cotton Futures	1.47%	2,012,935
COMEX Gold 100 Troy Oz. Futures	16.06%	22,053,898
COMEX Copper Futures	7.48%	10,271,963
NYMEX NY Harbor ULSD Futures	1.12%	1,537,424
NYBOT CSC ’C’ Coffee Futures	2.33%	3,197,481
KCBT Hard Red Winter Wheat Futures	1.69%	2,314,184
LME Primary Aluminum Futures	4.35%	5,969,780
CME Live Cattle Futures	3.45%	4,737,318
CME Lean Hogs Futures	1.66%	2,273,687
LME Nickel Futures	2.94%	4,043,285
LME Zinc Futures	3.62%	4,964,745
NYMEX Henry Hub Natural Gas Futures	12.61%	17,321,344
ICE Gasoil Futures	1.29%	1,764,997
CBOT Soybean Futures	6.20%	8,517,755
NYBOT CSC No. 11 World Sugar Futures	3.13%	4,295,236
COMEX Silver Futures	4.81%	6,602,911
CBOT Soybean Meal Futures	4.00%	5,488,366
CBOT Wheat Futures	3.26%	4,480,094
NYMEX Reformulated Gasoline Blend Futures	1.32%	1,807,486

Total Notional Amount		$137,314,111

(2)	The following table represents the individual positions within the Total Return Swap as of October 31, 2020:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	2.70%	$4,073,706
CBOT Corn Futures	5.98%	8,995,387
NYMEX Light Sweet Crude Oil Futures	3.69%	5,536,151
ICE Brent Crude Oil Futures	3.11%	4,664,699
NYBOT CTN No. 2 Cotton Futures	1.15%	1,726,184

116

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

Futures Contract	% of Index	Notional Amount
COMEX Gold 100 Troy Oz. Futures	15.80%	23,729,683
COMEX Copper Futures	7.40%	11,109,655
NYMEX NY Harbor ULSD Futures	0.88%	1,327,530
NYBOT CSC ’C’ Coffee Futures	1.80%	2,701,344
KCBT Hard Red Winter Wheat Futures	1.32%	1,985,863
LME Primary Aluminum Futures	3.42%	5,142,881
CME Live Cattle Futures	3.99%	5,995,540
CME Lean Hogs Futures	1.64%	2,460,739
LME Nickel Futures	2.91%	4,369,391
LME Zinc Futures	3.57%	5,369,433
NYMEX Henry Hub Natural Gas Futures	14.81%	22,248,674
ICE Gasoil Futures	1.03%	1,540,864
CBOT Soybean Futures	7.39%	11,098,014
NYBOT CSC No. 11 World Sugar Futures	3.64%	5,464,760
COMEX Silver Futures	3.78%	5,672,733
CBOT Soybean Meal Futures	4.75%	7,135,739
CBOT Wheat Futures	3.91%	5,874,024
NYMEX Reformulated Gasoline Blend Futures	1.33%	1,993,849

Total Notional Amount		$150,216,843

(3)	The following table represents the individual positions within the Total Return Swap as of October 31, 2020:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	2.70%	$3,903,335
CBOT Corn Futures	5.98%	8,619,177
NYMEX Light Sweet Crude Oil Futures	3.69%	5,304,616
ICE Brent Crude Oil Futures	3.11%	4,469,609
NYBOT CTN No. 2 Cotton Futures	1.15%	1,653,991
COMEX Gold 100 Troy Oz. Futures	15.80%	22,737,248
COMEX Copper Futures	7.40%	10,645,021
NYMEX NY Harbor ULSD Futures	0.88%	1,272,009
NYBOT CSC ’C’ Coffee Futures	1.80%	2,588,367
KCBT Hard Red Winter Wheat Futures	1.32%	1,902,809
LME Primary Aluminum Futures	3.42%	4,927,793
CME Live Cattle Futures	3.99%	5,744,791
CME Lean Hogs Futures	1.64%	2,357,825
LME Nickel Futures	2.91%	4,186,652
LME Zinc Futures	3.57%	5,144,870
NYMEX Henry Hub Natural Gas Futures	14.81%	21,318,178
ICE Gasoil Futures	1.03%	1,476,421
CBOT Soybean Futures	7.39%	10,633,867
NYBOT CSC No. 11 World Sugar Futures	3.64%	5,236,210
COMEX Silver Futures	3.78%	5,435,485
CBOT Soybean Meal Futures	4.75%	6,837,305
CBOT Wheat Futures	3.91%	5,628,358
NYMEX Reformulated Gasoline Blend Futures	1.33%	1,910,461

Total Notional Amount		$143,934,398

117

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

(4)	The following table represents the individual positions within the Total Return Swap as of October 31, 2020:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	2.74%	$2,363,328
CBOT Corn Futures	6.01%	5,179,814
NYMEX Light Sweet Crude Oil Futures	4.54%	3,912,681
ICE Brent Crude Oil Futures	3.92%	3,377,326
NYBOT CTN No. 2 Cotton Futures	1.47%	1,262,009
COMEX Gold 100 Troy Oz. Futures	16.06%	13,826,692
COMEX Copper Futures	7.48%	6,440,007
NYMEX NY Harbor ULSD Futures	1.12%	963,888
NYBOT CSC ’C’ Coffee Futures	2.33%	2,004,661
KCBT Hard Red Winter Wheat Futures	1.69%	1,450,878
LME Primary Aluminum Futures	4.35%	3,742,754
CME Live Cattle Futures	3.45%	2,970,062
CME Lean Hogs Futures	1.66%	1,425,488
LME Nickel Futures	2.94%	2,534,938
LME Zinc Futures	3.62%	3,112,647
NYMEX Henry Hub Natural Gas Futures	12.61%	10,859,617
ICE Gasoil Futures	1.29%	1,106,565
CBOT Soybean Futures	6.20%	5,340,207
NYBOT CSC No. 11 World Sugar Futures	3.13%	2,692,899
COMEX Silver Futures	4.81%	4,139,695
CBOT Soybean Meal Futures	4.00%	3,440,931
CBOT Wheat Futures	3.26%	2,808,795
NYMEX Reformulated Gasoline Blend Futures	1.32%	1,133,203

Total Notional Amount		$86,089,085

(5)	The following table represents the individual positions within the Total Return Swap as of October 31, 2020:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	2.70%	$4,190,822
CBOT Corn Futures	5.98%	9,254,004
NYMEX Light Sweet Crude Oil Futures	3.69%	5,695,315
ICE Brent Crude Oil Futures	3.11%	4,798,809
NYBOT CTN No. 2 Cotton Futures	1.15%	1,775,812
COMEX Gold 100 Troy Oz. Futures	15.80%	24,411,910
COMEX Copper Futures	7.40%	11,429,057
NYMEX NY Harbor ULSD Futures	0.88%	1,365,697
NYBOT CSC ’C’ Coffee Futures	1.80%	2,779,008
KCBT Hard Red Winter Wheat Futures	1.32%	2,042,956
LME Primary Aluminum Futures	3.42%	5,290,739
CME Live Cattle Futures	3.99%	6,167,911
CME Lean Hogs Futures	1.64%	2,531,485
LME Nickel Futures	2.91%	4,495,010
LME Zinc Futures	3.57%	5,523,804
NYMEX Henry Hub Natural Gas Futures	14.81%	22,888,322
ICE Gasoil Futures	1.03%	1,585,164
CBOT Soybean Futures	7.39%	11,417,081
NYBOT CSC No. 11 World Sugar Futures	3.64%	5,621,872
COMEX Silver Futures	3.78%	5,835,824
CBOT Soybean Meal Futures	4.75%	7,340,892

118

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

Futures Contract	% of Index	Notional Amount
CBOT Wheat Futures	3.91%	6,042,902
NYMEX Reformulated Gasoline Blend Futures	1.33%	2,051,172

Total Notional Amount		$154,535,568

(6) The following table represents the individual positions within the Total Return Swap as of October 31, 2020:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	2.74%	$2,534,832
CBOT Corn Futures	6.01%	5,555,703
NYMEX Light Sweet Crude Oil Futures	4.54%	4,196,617
ICE Brent Crude Oil Futures	3.92%	3,622,412
NYBOT CTN No. 2 Cotton Futures	1.47%	1,353,591
COMEX Gold 100 Troy Oz. Futures	16.06%	14,830,068
COMEX Copper Futures	7.48%	6,907,346
NYMEX NY Harbor ULSD Futures	1.12%	1,033,835
NYBOT CSC ’C’ Coffee Futures	2.33%	2,150,135
KCBT Hard Red Winter Wheat Futures	1.69%	1,556,165
LME Primary Aluminum Futures	4.35%	4,014,358
CME Live Cattle Futures	3.45%	3,185,593
CME Lean Hogs Futures	1.66%	1,528,933
LME Nickel Futures	2.94%	2,718,893
LME Zinc Futures	3.62%	3,338,525
NYMEX Henry Hub Natural Gas Futures	12.61%	11,647,678
ICE Gasoil Futures	1.29%	1,186,866
CBOT Soybean Futures	6.20%	5,727,735
NYBOT CSC No. 11 World Sugar Futures	3.13%	2,888,317
COMEX Silver Futures	4.81%	4,440,104
CBOT Soybean Meal Futures	4.00%	3,690,633
CBOT Wheat Futures	3.26%	3,012,624
NYMEX Reformulated Gasoline Blend Futures	1.32%	1,215,438

Total Notional Amount		$92,336,401

(7) The following table represents the individual positions within the Total Return Swap as of October 31, 2020:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	2.74%	$7,085,048
CBOT Corn Futures	6.01%	15,528,615
NYMEX Light Sweet Crude Oil Futures	4.54%	11,729,865
ICE Brent Crude Oil Futures	3.92%	10,124,919
NYBOT CTN No. 2 Cotton Futures	1.47%	3,783,390
COMEX Gold 100 Troy Oz. Futures	16.06%	41,451,175
COMEX Copper Futures	7.48%	19,306,561
NYMEX NY Harbor ULSD Futures	1.12%	2,889,649
NYBOT CSC ’C’ Coffee Futures	2.33%	6,009,793
KCBT Hard Red Winter Wheat Futures	1.69%	4,349,601
LME Primary Aluminum Futures	4.35%	11,220,439
CME Live Cattle Futures	3.45%	8,903,977
CME Lean Hogs Futures	1.66%	4,273,485

119

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

Futures Contract	% of Index	Notional Amount
LME Nickel Futures	2.94%	7,599,514
LME Zinc Futures	3.62%	9,331,434
NYMEX Henry Hub Natural Gas Futures	12.61%	32,556,153
ICE Gasoil Futures	1.29%	3,317,382
CBOT Soybean Futures	6.20%	16,009,459
NYBOT CSC No. 11 World Sugar Futures	3.13%	8,073,067
COMEX Silver Futures	4.81%	12,410,432
CBOT Soybean Meal Futures	4.00%	10,315,601
CBOT Wheat Futures	3.26%	8,420,514
NYMEX Reformulated Gasoline Blend Futures	1.32%	3,397,242

Total Notional Amount		$258,087,315

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$9,670,305	—	$9,670,305
Belgium	—	18,974,354	—	18,974,354
Canada	—	38,067,224	—	38,067,224
Denmark	—	7,498,474	—	7,498,474
France	—	30,959,527	—	30,959,527
Germany	—	17,044,116	—	17,044,116
Japan	—	34,852,719	—	34,852,719
Netherlands	—	7,533,670	—	7,533,670
Singapore	—	2,346,188	—	2,346,188
Spain	—	12,029,560	—	12,029,560
Switzerland	—	4,958,712	—	4,958,712
United Kingdom	—	19,370,233	—	19,370,233
United States	—	314,957,236	—	314,957,236
U.S. Treasury Obligations	—	358,224,760	—	358,224,760
Commercial Paper	—	101,427,697	—	101,427,697
Securities Lending Collateral	—	3,285,128	—	3,285,128
Forward Currency Contracts**	—	369,842	—	369,842
Futures Contracts**	$120,123	—	—	120,123
Swap Agreements**	—	(16,064,040)	—	(16,064,040)

TOTAL	$120,123	$965,505,705	—	$965,625,828

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

120

DFA INVESTMENT DIMENSIONS GROUP INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

DFA Commodity Strategy Portfolio*
ASSETS:
Investment Securities at Value (including $3,229 of securities on loan)	$977,915
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $3,285)	3,285
Foreign Currencies at Value	3
Segregated Cash for Swaps Contracts	37,374
Cash	91,670
Receivables:
Investment Securities Sold	782
Dividends and Interest	4,113
Fund Shares Sold	708
Futures Margin Variation	783
Unrealized Gain on Forward Currency Contracts	446
Prepaid Expenses and Other Assets	39

Total Assets	1,117,118

LIABILITIES:
Payables:
Upon Return of Securities Loaned	3,304
Fund Shares Redeemed	701
Due to Advisor	267
Unrealized Loss on Swap Contracts	16,064
Unrealized Loss on Forward Currency Contracts	77
Accrued Expenses and Other Liabilities	278

Total Liabilities	20,691

NET ASSETS	$1,096,427

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	219,312,967

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$5.00

Investment Securities at Cost	$972,114

Foreign Currencies at Cost	$3

NET ASSETS CONSIST OF:
Paid-In Capital	$1,112,703
Total Distributable Earnings (Loss)	(16,276)

NET ASSETS	$1,096,427

(1) NUMBER OF SHARES AUTHORIZED	1,800,000,000

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

121

DFA INVESTMENT DIMENSIONS GROUP INC.

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

DFA Commodity Strategy Portfolio#
Investment Income
Interest	$18,333
Income from Securities Lending	18

Total Investment Income	18,351

Expenses
Investment Management Fees	4,488
Accounting & Transfer Agent Fees	227
Custodian Fees	34
Filing Fees	101
Shareholders’ Reports	109
Directors’/Trustees’ Fees & Expenses	11
Professional Fees	35
Other	60

Total Expenses	5,065

Fees Waived, Expenses Reimbursed by Advisor (Note D)	930
Fees Paid Indirectly (Note D)	20

Net Expenses	4,115

Net Investment Income (Loss)	14,236

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(8,646)
Affiliated Investment Companies Shares Sold	8
Futures	(1,240)
Swap Contracts	(130,322)
Foreign Currency Transactions	20
Forward Currency Contracts	950
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	6,480
Affiliated Investment Companies Shares	(1)
Futures	(563)
Swap Contracts	(7,261)
Translation of Foreign Currency-Denominated Amounts	(6)
Forward Currency Contracts	2,997

Net Realized and Unrealized Gain (Loss)	(137,584)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(123,348)

**	Net of foreign capital gain taxes withheld of $0.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

122

DFA INVESTMENT DIMENSIONS GROUP INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Commodity Strategy Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$14,236	$34,339
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(8,646)	(5,105)
Affiliated Investment Companies Shares Sold	8	1
Futures	(1,240)	(7,871)
Swap Contracts	(130,322)	(121,360)
Foreign Currency Transactions	20	22
Forward Currency Contracts	950	14,639
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	6,480	21,976
Affiliated Investment Companies Shares	(1)	—
Futures	(563)	4,368
Swap Contracts	(7,261)	19,967
Translation of Foreign Currency-Denominated Amounts	(6)	17
Forward Currency Contracts	2,997	(6,022)

Net Increase (Decrease) in Net Assets Resulting from Operations	(123,348)	(45,029)

Distributions:
Institutional Class Shares	(16,600)	(36,041)
Capital Share Transactions (1):
Shares Issued	438,853	637,187
Shares Issued in Lieu of Cash Distributions	15,097	32,129
Shares Redeemed	(796,619)	(1,005,190)

Net Increase (Decrease) from Capital Share Transactions	(342,669)	(335,874)

Total Increase (Decrease) in Net Assets	(482,617)	(416,944)
Net Assets
Beginning of Year	1,579,044	1,995,988

End of Year	$1,096,427	$1,579,044

(1) Shares Issued and Redeemed:
Shares Issued	92,161	116,397
Shares Issued in Lieu of Cash Distributions	2,780	5,930
Shares Redeemed	(165,027)	(184,535)

Net Increase (Decrease) from Shares Issued and Redeemed	(70,086)	(62,208)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0.

See accompanying Notes to Financial Statements.

123

DFA INVESTMENT DIMENSIONS GROUP INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Commodity Strategy Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$5.46	$5.68	$5.98	$5.88	$5.93

Income from Investment Operations (A)
Net Investment Income (Loss)	0.06	0.11	0.10	0.07	0.05
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.46)	(0.22)	(0.25)	0.11	(0.07)

Total from Investment Operations	(0.40)	(0.11)	(0.15)	0.18	(0.02)

Less Distributions:
Net Investment Income	(0.06)	(0.11)	(0.15)	(0.08)	(0.03)

Total Distributions	(0.06)	(0.11)	(0.15)	(0.08)	(0.03)

Net Asset Value, End of Year	$5.00	$5.46	$5.68	$5.98	$5.88

Total Return	(7.41%)	(1.99%)	(2.43%)	3.15%	(0.26%)

Net Assets, End of Year (thousands)	$1,096,427	$1,579,044	$1,995,988	$1,728,321	$1,598,097
Ratio of Expenses to Average Net Assets	0.33%	0.33%	0.32%	0.33%	0.33%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.41%	0.41%	0.39%	0.39%	0.40%
Ratio of Net Investment Income to Average Net Assets	1.15%	1.99%	1.61%	1.17%	0.95%
Portfolio Turnover Rate	71%	38%	78%	102%	159%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

124

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act”), whose shares are generally offered, without a sales charge, to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and six operational portfolios, one of which, DFA Commodity Strategy Portfolio (the “Portfolio”), is included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

The Portfolio wholly owns and controls Dimensional Cayman Commodity Fund I, LTD. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary is not registered as an investment company under the 1940 Act.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Debt securities held by the Portfolio are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. These securities are generally categorized as Level 2 in the hierarchy. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy. Swap agreements will be valued at the price provided by an independent third-party pricing service or source. If a price is

125

not available from an independent third-party pricing service or source, the swap agreement will be valued in good faith at fair value in accordance with procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy.

Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Portfolio’s investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedule of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate this translation, the Portfolio enters into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

3. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts maybe treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or its portfolios are allocated using methods approved by the Board, generally based on average net assets.

126

C. Basis for Consolidation:

The Subsidiary commenced operations on November 9, 2010. The Portfolio commenced reporting on a consolidated basis as of such commencement date in accordance with the accounting principles relating to reporting of a wholly-owned subsidiary. The Portfolio will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary participates in the same investment goal as the Portfolio. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Portfolio) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio. The portion of the Portfolio’s or Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial.

To the extent of the Portfolio’s investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Portfolio is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Portfolio in the current period nor carried forward to offset taxable income in future periods.

As of October 31, 2020, the Portfolio held a $242,637,157 investment in the Subsidiary, representing 22.13% of the Portfolio’s total net assets. The accompanying consolidated financial statements include all assets, liabilities, revenues and expenses of the Portfolio and its wholly-owned Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

D. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio. For the year ended October 31, 2020, the investment management fee was accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

DFA Commodity Strategy Portfolio	0.29	%*

*	Effective as of February 28, 2020, the management fee payable by the Portfolio was reduced from 0.30% to 0.28% .

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive all or a portion of the management fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses to no more than 0.55% of the Portfolio’s average net assets on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount for the Portfolio. The Fund, on behalf of the Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2021, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver Agreement will continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. As of October 31, 2020, there were no previously waived fees/expenses assumed subject to future recovery by the Advisor.

127

The Subsidiary has entered into a separate contract with the Advisor whereby the Advisor or its affiliates provide investment advisory and other services to the Subsidiary. For the investment advisory services it provides, the Advisor is entitled to a fee from the Subsidiary equal to 0.30% of the Subsidiary’s average net assets on an annualized basis; however, pursuant to a contractual agreement, the Advisor has agreed to waive the management fee of the Subsidiary.

For the year ended October 31, 2020, approximately $930 (in thousands) of the Subsidiary’s management fees were waived pursuant to the Subsidiary fee waiver agreement.

Earned Income Credit:

Additionally, the Portfolio has entered into an arrangement with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolio’s custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Portfolio’s net assets. During the year ended October 31, 2020, expenses reduced were as follows (amounts in thousands):

Fees Paid Indirectly
DFA Commodity Strategy Portfolio	$20

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2020, the total related amount paid by the Fund to the CCO was $309 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Consolidated Statement of Operations.

E. Deferred Compensation:

As of October 31, 2020, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Consolidated Statement of Assets and Liabilities as follows (amount in thousands):

DFA Commodity Strategy Portfolio	$31

F. Purchases and Sales of Securities:

For the year ended October 31, 2020, the Portfolio made the following purchases and sales of investment securities, other than short-term securities and in-kind redemptions (amounts in thousands), were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
DFA Commodity Strategy Portfolio	$380,977	$463,721	$301,364	$606,869

For the year ended October 31, 2020, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

128

The amounts presented below may differ from the respective amounts presented in the corresponding Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities or Consolidated Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions
DFA Commodity Strategy Portfolio
The DFA Short Term Investment Fund	$5,035	$445,271	$447,028	$8	$(1)	$3,285	284	$68	—

Total	$5,035	$445,271	$447,028	$8	$(1)	$3,285	284	$68	—

G. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2020, can occur as a result of financial and tax reporting related to the Subsidiary, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for tax purposes, reversal of book income/loss from controlled foreign corporation and net foreign currency gains/losses, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2019, and October 31, 2020, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
DFA Commodity Strategy Portfolio
2019	$36,041	—	—	$36,041
2020	16,600	—	—	16,600

As of October 31, 2020, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA Commodity Strategy Portfolio	$(379)	—	$(379)

129

As of October 31, 2020, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
DFA Commodity Strategy Portfolio	$2,941	—	$(6,697)	$(12,444)	$(16,200)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Portfolio had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
DFA Commodity Strategy Portfolio	$6,697	$6,697

During the year ended October 31, 2020, the Portfolio used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

DFA Commodity Strategy Portfolio	$664

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA Commodity Strategy Portfolio	$977,897	$3,690	$(16,681)	$(12,991)

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no additional provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Financial Instruments:

In accordance with the Portfolio’s investment objective and policies, the Portfolio may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolio may be inhibited.

130

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Portfolio. The Portfolio may gain exposure to commodity markets by investing up to 25% of the Portfolio’s total assets in the Subsidiary. The Subsidiary may invest without limitation in commodity-linked notes, swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on commodities. The accompanying consolidated schedule of investments includes investments of the Portfolio and its wholly-owned Subsidiary.

2. Forward Currency Contracts: The Portfolio may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge the Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Consolidated Statement of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Consolidated Statement of Operations as a net realized gain or loss on forward currency contracts.

3. Commodity-Linked Derivatives: The Portfolio and the Subsidiary invest in commodity-linked derivative instruments, such as swap agreements, commodity options, futures, options on futures, and structured notes. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity securities, fixed income securities and commodity spot prices.

4. Swap Agreements: The Portfolio may enter into swap agreements with respect to commodities, interest rates and indexes of commodities or securities, specific securities and commodities, and mortgage, credit and event-linked swaps, and, to the extent the Portfolio may invest in foreign-currency-denominated securities, the Portfolio may enter into swap agreements with respect to foreign currencies.

The Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to seek to increase total return (speculation), to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

A swap agreement may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap), while other swaps must be transacted through a futures commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap), and may be traded on swap execution facilities (exchanges). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. In a cleared swap, the Portfolio’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution.

An investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. The Portfolio may also enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation (whether as a single debt instrument or as part of an index of debt instruments) has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

131

Most swap agreements entered into by the Portfolio will calculate the obligations of the parties to the agreement on a “net” basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid to avoid any potential leveraging of the Portfolio’s portfolio.

Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearinghouse, as is the case with cleared swaps. As a result, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, the Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio’s rights as a creditor. The Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness as determined by the Advisor’s Investment Committee. To the extent that the Portfolio reasonably expects a swap cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of investment, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio’s net assets.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and implementing rules adopted by the Commodity Futures Trading Commission (“CFTC”) currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by the Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of the Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers.

Futures Activities:

The Portfolio may enter into commodity, foreign currency, interest rate and commodity or securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges.

5. Futures Contracts: A commodity futures contract provides for the future sale by one party and the future purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the future purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities and commodities indexes are typically capitalization or production weighted, respectively. A securities index or commodities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

Payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” As a result of the small margin deposit that is required, a small change in the market price of a futures contract can produce major losses.

132

At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio’s existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). However, there is no assurance that an active market will exist at any particular time. Once the daily fluctuation limit has been reached in a particular contract, most futures exchanges restrict trades at a price beyond that limit or trading may be suspended for specified periods during the day. Such restrictions prevent prompt liquidation of futures positions at an advantageous price, potentially subjecting the Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio’s performance.

The price volatility of commodity futures contracts has been historically greater than that for traditional securities, such as stocks and bonds, and there are a variety of factors associated with commodity futures contracts which may subject the Portfolio’s investments in the contracts to greater volatility than investments in traditional securities.

6. Options on Futures Contracts: The Portfolio may purchase and write put and call options on foreign currency, interest rate and stock and commodity index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or commodity or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). The value of the option changes daily, and that change is reflected in the net asset value of the Portfolio.

The Portfolio may enter into options and futures transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.

The Subsidiary’s securities have been segregated as collateral for open futures contracts and open swaps contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2020 was as follows (amounts in thousands):

	Forward Currency Contracts*	Futures**	Swap Contracts***
DFA Commodity Strategy Portfolio	$289,754	$72,717	$1,177,557

*	Average amount of Currency Purchased/Sold in USD
**	Average Notional Value of contracts
***	Average Notional Value of agreements

133

The following is a summary of the Portfolio’s derivative instrument holdings categorized by primary risk exposure as of October 31, 2020 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2020	Forward Currency Contracts (1)	Commodity Futures Contracts*,(2)
DFA Commodity Strategy Portfolio	$1,682	$446	$1,236

	Liability Derivatives Value
	Total Value at October 31, 2020	Forward Currency Contracts (3)	Commodity Futures Contracts (4)	Swap Contracts (5)
DFA Commodity Strategy Portfolio	$(17,256)	$(77)	$(1,115)	$(16,064)

(1)	Presented on Consolidated Statement of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)	Presented on Consolidated Statement of Assets and Liabilities as Receivables: Futures Margin Variation.
(3)	Presented on Consolidated Statement of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
(4)	Presented on Consolidated Statement of Assets and Liabilities as Payables: Futures Margin Variation.
(5)	Presented on Consolidated Statement of Assets and Liabilities as Unrealized Loss on Swap Contracts.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Portfolio’s derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2020 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Forward Currency Contracts (1)	Commodity Futures Contracts (2)	Swap Contracts (3)
DFA Commodity Strategy Portfolio	$(130,612)	$950	$(1,240)	$(130,322)

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Forward Currency Contracts (4)	Commodity Futures Contracts (5)	Swap Contracts (6)
DFA Commodity Strategy Portfolio	$(4,827)	$2,997	$(563)	$(7,261)

(1)	Presented on Consolidated Statement of Operations as Net Realized Gain (Loss) on: Forward Currency Contracts.
(2)	Presented on Consolidated Statement of Operations as Net Realized Gain (Loss) on: Futures.
(3)	Presented on Consolidated Statement of Operations as Net Realized Gain (Loss) on: Swap Contracts.
(4)	Presented on Consolidated Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(5)	Presented on Consolidated Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
(6)	Presented on Consolidated Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Swap Contracts.

134

Offsetting of Derivative Assets and Derivative Liabilities

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

The following table presents the Portfolio’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolio as of October 31, 2020 (amounts in thousands):

Description	Gross Amounts of Recognized Assets (a)	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities		Net Amount (c)	Gross Amounts of Recognized Liabilities (a)	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities		Cash Collateral Pledged	Net Amount (e)
			Financial Instruments (b)	Cash Collateral Received				Financial Instruments (d)	Non-Cash Collateral Pledged
	Assets					Liabilities
DFA Commodity Strategy Portfolio
Barclays Capital	—	—	—	—	—	$77	$77	—	—	—	$77
Credit Suisse	—	—	—	—	—	5,149	5,149	—	—	$(5,149)	—
Bank of America Corp	—	—	—	—	—	5,006	5,006	—	$(5,006)	—	—
Citibank, N.A.	—	—	—	—	—	4,861	4,861	—	—	(4,861)	—
State Street Bank and Trust	$446	$446	—	—	$446	—	—	—	—	—	—
UBS AG	—	—	—	—	—	1,047	1,047	—	(1,047)	—	—

Total	$446	$446	—	—	$446	$16,140	$16,140	—	$(6,053)	$(10,010)	$77

(a)	No amounts have been netted against the gross amounts recognized in the Consolidated Statement of Assets and Liabilities.
(b)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(c)	Represents the net amount due from counterparties in the event of default.
(d)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

I. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the

135

parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 7, 2021.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2021.

There were no borrowings by the Portfolio under the lines of credit during the year ended October 31, 2020.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolio may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Portfolio did not use the interfund lending program during the year ended October 31, 2020.

J. Securities Lending:

As of October 31, 2020, the Portfolio had a security on loan to brokers/dealers, for which the Portfolio received cash collateral. The Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

136

Subject to its stated investment policies, the Portfolio will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
DFA Commodity Strategy Portfolio
Bonds	$3,304	—	—	—	$3,304

K. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund’s adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolio’s early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential

137

accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

M. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

N. Other:

As of October 31, 2020, the following number of shareholders held the following approximate percentages of the outstanding shares of the Portfolio. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA Commodity Strategy Portfolio-Institutional Class	3	62%

The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against the Portfolio, individually or in aggregate, will not have a material adverse impact on the Portfolio’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

O. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

138

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of DFA Commodity Strategy Portfolio

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of DFA Commodity Strategy Portfolio and its subsidiary (one of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the “Portfolio”) as of October 31, 2020, the related consolidated statement of operations for the year ended October 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, brokers and transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS (Unaudited)

U.S. Large Company Portfolio vs.

S&P 500™ Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2020 S&P Dow Jones Indeces LLC, a division of S&P Global. All rights reserved.

140

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2020

U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, gained approximately 10.15%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2020

Russell 3000® Index	10.15%
Russell 1000® Index (large-cap stocks)	10.87%
Russell Midcap® Index (mid-cap stocks)	4.12%
Russell 2000® Index (small-cap stocks)	-0.14%
Russell Microcap® Index (micro-cap stocks)	3.15%
Dow Jones U.S. Select REIT Index SM	-25.14%

Total Return for 12 Months Ended October 31, 2020

Russell 1000® Value Index (large-cap value stocks)	-7.57%
Russell 1000® Growth Index (large-cap growth stocks)	29.22%
Russell 2000® Value Index (small-cap value stocks)	-13.92%
Russell 2000® Growth Index (small-cap growth stocks)	13.37%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Large Company Portfolio

The U.S. Large Company Portfolio seeks to approximate the returns of the S&P 500® Index by investing in S&P 500® Index securities in approximately the same proportions as they are represented in the Index. As of October 31, 2020, the Portfolio held approximately 510 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, the total return was 9.63% for the Portfolio and 9.71% for the S&P 500® Index, the Portfolio’s benchmark. The Portfolio performed in line with the benchmark before fees and expenses.

141

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2020

EXPENSE TABLE

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

U.S. Large Company Portfolio
Actual Fund Return	$1,000.00	$1,133.10	0.08%	$0.43
Hypothetical 5% Annual Return	$1,000.00	$1,024.73	0.08%	$0.41

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

142

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512)306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512)306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC EQUITY PORTFOLIO

U.S. Large Company Portfolio

Communication Services	11.1%
Consumer Discretionary	11.6%
Consumer Staples	7.0%
Energy	2.0%
Financials	9.9%
Health Care	14.1%
Industrials	8.4%
Information Technology	27.4%
Materials	2.7%
Real Estate	2.6%
Utilities	3.2%

100.0%

143

U.S. LARGE COMPANY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (99.8%)
COMMUNICATION SERVICES — (11.1%)
* Alphabet, Inc., Class A	105,892	$171,133,120	1.8%
* Alphabet, Inc., Class C	103,468	167,722,663	1.8%
AT&T, Inc.	2,510,983	67,846,761	0.7%
Comcast Corp., Class A	1,606,556	67,860,925	0.7%
* Facebook, Inc., Class A	847,314	222,936,786	2.3%
* Netflix, Inc.	155,422	73,940,462	0.8%
Verizon Communications, Inc.	1,458,328	83,110,113	0.9%
Walt Disney Co. (The)	636,843	77,217,214	0.8%
Other Securities		134,518,590	1.3%

TOTAL COMMUNICATION SERVICES		1,066,286,634	11.1%

CONSUMER DISCRETIONARY — (11.5%)
* Amazon.com, Inc.	150,045	455,559,127	4.8%
Home Depot, Inc. (The)	379,363	101,179,906	1.1%
Lowe’s Cos., Inc.	266,586	42,147,247	0.4%
McDonald’s Corp.	262,236	55,856,268	0.6%
NIKE, Inc., Class B	438,692	52,678,135	0.6%
Other Securities		398,828,549	4.1%

TOTAL CONSUMER DISCRETIONARY		1,106,249,232	11.6%

CONSUMER STAPLES — (7.0%)
Coca-Cola Co. (The)	1,362,414	65,477,617	0.7%
Costco Wholesale Corp.	155,601	55,646,030	0.6%
PepsiCo, Inc.	487,971	65,041,655	0.7%
Procter & Gamble Co. (The)	877,389	120,290,032	1.3%
Walmart, Inc.	489,347	67,896,896	0.7%
Other Securities		294,807,984	3.0%

TOTAL CONSUMER STAPLES		669,160,214	7.0%

ENERGY — (2.0%)
Chevron Corp.	678,094	47,127,533	0.5%
Exxon Mobil Corp.	1,489,042	48,572,550	0.5%
Other Securities		96,922,202	1.0%

TOTAL ENERGY		192,622,285	2.0%

FINANCIALS — (9.9%)
Bank of America Corp.	2,686,983	63,681,497	0.7%
* Berkshire Hathaway, Inc., Class B	698,571	141,041,485	1.5%
JPMorgan Chase & Co.	1,074,033	105,298,195	1.1%
Other Securities		634,104,048	6.6%

TOTAL FINANCIALS		944,125,225	9.9%

HEALTH CARE — (14.0%)
Abbott Laboratories	623,968	65,585,276	0.7%
AbbVie, Inc.	621,667	52,903,862	0.6%
Amgen, Inc.	206,199	44,732,811	0.5%
Bristol-Myers Squibb Co.	793,543	46,382,588	0.5%
Danaher Corp.	222,347	51,037,530	0.5%
Johnson & Johnson	927,856	127,218,336	1.3%
Medtronic P.L.C.	473,452	47,615,068	0.5%

144

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
Merck & Co., Inc.	891,352	$67,038,584	0.7%
Pfizer, Inc.	1,958,348	69,482,187	0.7%
Thermo Fisher Scientific, Inc.	139,413	65,959,079	0.7%
UnitedHealth Group, Inc.	334,916	102,196,268	1.1%
Other Securities		603,942,888	6.3%

TOTAL HEALTH CARE		1,344,094,477	14.1%

INDUSTRIALS — (8.4%)
Union Pacific Corp.	239,027	42,353,194	0.4%
Other Securities		758,328,227	8.0%

TOTAL INDUSTRIALS		800,681,421	8.4%

INFORMATION TECHNOLOGY — (27.4%)
Accenture P.L.C., Class A	224,077	48,604,542	0.5%
* Adobe, Inc.	169,043	75,579,125	0.8%
Apple, Inc.	5,665,617	616,759,175	6.4%
Broadcom, Inc.	141,684	49,536,977	0.5%
Cisco Systems, Inc.	1,491,938	53,560,574	0.6%
Intel Corp.	1,498,837	66,368,502	0.7%
Mastercard, Inc., Class A.	311,312	89,857,096	0.9%
Microsoft Corp.	2,666,982	539,983,846	5.6%
NVIDIA Corp.	217,442	109,016,721	1.1%
* PayPal Holdings, Inc.	413,493	76,963,452	0.8%
QUALCOMM, Inc.	397,381	49,020,920	0.5%
* salesforce.com, Inc.	320,701	74,489,221	0.8%
Texas Instruments, Inc.	322,490	46,628,829	0.5%
# Visa, Inc., Class A.	594,180	107,968,448	1.1%
Other Securities		618,938,376	6.6%

TOTAL INFORMATION TECHNOLOGY		2,623,275,804	27.4%

MATERIALS — (2.7%)
Other Securities		255,452,675	2.7%

REAL ESTATE — (2.6%)
Other Securities		250,438,613	2.6%

UTILITIES — (3.2%)
NextEra Energy, Inc.	689,856	50,504,358	0.5%
Other Securities		255,665,036	2.7%

TOTAL UTILITIES		306,169,394	3.2%

TOTAL COMMON STOCKS (Cost $3,414,367,019)		9,558,555,974	100.0%

TEMPORARY CASH INVESTMENTS — (0.0%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	2,390,876	2,390,876	0.0%

145

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
SECURITIES LENDING COLLATERAL — (0.2%)
@§ The DFA Short Term Investment Fund	1,663,696	$19,250,624	0.2%

TOTAL INVESTMENTS—(100.0%) (Cost $3,436,001,210)		$9,580,197,474	100.2%

As of October 31, 2020, U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	50	12/18/20	$8,567,664	$8,161,750	$(405,914)

Total Futures Contracts			$8,567,664	$8,161,750	$(405,914)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$1,066,286,634	—	—	$1,066,286,634
Consumer Discretionary	1,106,249,232	—	—	1,106,249,232
Consumer Staples	669,160,214	—	—	669,160,214
Energy	192,622,285	—	—	192,622,285
Financials	944,125,225	—	—	944,125,225
Health Care	1,344,094,477	—	—	1,344,094,477
Industrials	800,681,421	—	—	800,681,421
Information Technology	2,623,275,804	—	—	2,623,275,804
Materials	255,452,675	—	—	255,452,675
Real Estate	250,438,613	—	—	250,438,613
Utilities	306,169,394	—	—	306,169,394
Temporary Cash Investments	2,390,876	—	—	2,390,876
Securities Lending Collateral	—	$19,250,624	—	19,250,624
Futures Contracts**	(405,914)	—	—	(405,914)

TOTAL	$9,560,540,936	$19,250,624	—	$9,579,791,560

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

146

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

U.S. Large Company Portfolio*
ASSETS:
Investment Securities at Value (including $141,985 of securities on loan)	$9,558,556
Temporary Cash Investments at Value & Cost	2,391
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $19,243)	19,251
Segregated Cash for Futures Contracts	600
Receivables:
Dividends and Interest	9,580
Securities Lending Income	24
Fund Shares Sold	4,539
Futures Margin Variation	141
Prepaid Expenses and Other Assets	91

Total Assets	9,595,173

LIABILITIES:
Payables:
Upon Return of Securities Loaned	19,326
Fund Shares Redeemed	10,943
Due to Advisor	418
Accrued Expenses and Other Liabilities	1,725

Total Liabilities	32,412

NET ASSETS	$9,562,761

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $9,562,761 and shares outstanding of 380,999,749	$25.10

NUMBER OF SHARES AUTHORIZED	900,000,000

Investment Securities at Cost	$3,414,367

NET ASSETS CONSIST OF:
Paid-In Capital	$3,252,978
Total Distributable Earnings (Loss)	6,309,783

NET ASSETS	$9,562,761

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

147

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

U.S. Large Company Portfolio#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0)	$183,643
Income from Securities Lending	393

Total Investment Income	184,036

Fund Expenses
Investment Management Fees	5,785
Accounting & Transfer Agent Fees	1,696
S&P 500® Fees	102
Custodian Fees	120
Filing Fees	168
Shareholders’ Reports	189
Directors’/Trustees’ Fees & Expenses	80
Professional Fees	186
Previously Waived Fees Recovered by Advisor (Note C)	95
Other	219

Total Fund Expenses	8,640

Fees Waived, Expenses Reimbursed by Advisor (Note C)	926

Net Expenses	7,714

Net Investment Income (Loss)	176,322

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	293,769
Affiliated Investment Companies Shares Sold	(79)
Futures	5,519
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	437,733
Affiliated Investment Companies Shares	(2)
Futures	(629)

Net Realized and Unrealized Gain (Loss)	736,311

Net Increase (Decrease) in Net Assets Resulting from Operations	$912,633

**	Net of foreign capital gain taxes withheld of $0.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

148

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Large Company Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$176,322	$183,642
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	293,769	71,790
Affiliated Investment Companies Shares Sold	(79)	(8)
Futures	5,519	(137)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	437,733	985,397
Affiliated Investment Companies Shares	(2)	6
Futures	(629)	147

Net Increase (Decrease) in Net Assets Resulting from Operations	912,633	1,240,837

Distributions:
Institutional Class Shares	(239,888)	(214,307)
Capital Share Transactions (1):
Shares Issued	1,829,642	1,678,907
Shares Issued in Lieu of Cash Distributions	221,900	198,444
Shares Redeemed	(2,947,917)	(1,634,559)

Net Increase (Decrease) from Capital Share Transactions	(896,375)	242,792

Total Increase (Decrease) in Net Assets	(223,630)	1,269,322
Net Assets
Beginning of Year	9,786,391	8,517,069

End of Year	$9,562,761	$9,786,391

(1) Shares Issued and Redeemed:
Shares Issued	80,394	78,503
Shares Issued in Lieu of Cash Distributions	9,448	9,441
Shares Redeemed	(125,721)	(75,490)

Net Increase (Decrease) from Shares Issued and Redeemed	(35,879)	12,454

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0.

See accompanying Notes to Financial Statements.

149

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Large Company Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$23.48	$21.06	$20.05	$16.67	$16.42

Income from Investment Operations (A)
Net Investment Income (Loss)	0.44	0.44	0.41	0.37	0.35
Net Gains (Losses) on Securities (Realized and Unrealized)	1.77	2.50	1.05	3.50	0.38

Total from Investment Operations	2.21	2.94	1.46	3.87	0.73

Less Distributions:
Net Investment Income	(0.47)	(0.39)	(0.39)	(0.39)	(0.34)
Net Realized Gains	(0.12)	(0.13)	(0.06)	(0.10)	(0.14)

Total Distributions	(0.59)	(0.52)	(0.45)	(0.49)	(0.48)

Net Asset Value, End of Year.	$25.10	$23.48	$21.06	$20.05	$16.67

Total Return	9.63%	14.29%	7.25%	23.55%	4.54%

Net Assets, End of Year (thousands)	$9,562,761	$9,786,391	$8,517,069	$7,996,178	$6,365,936
Ratio of Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.09%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.83%	2.02%	1.90%	1.99%	2.17%
Portfolio Turnover Rate	3%	3%	5%	7%	9%
See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

150

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of eleven portfolios, one of which, the U.S. Large Company Portfolio (the “Portfolio”), is presented in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Securities held by the Portfolio, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Portfolio that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Portfolio values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

151

A summary of the inputs used to value the Portfolio’s investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

3. Other: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board of Directors, generally based on average net assets.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio. For the year ended October 31, 2020, the Portfolio’s investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

U.S. Large Company Portfolio	0.06%

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolio, as described in the notes below. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2021, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. During the year ended October 31, 2020, the Portfolio had an expense limit based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2020, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2020, are also reflected below (amounts in thousands). At any time that the Annualized Expense Ratio (defined below) of the Portfolio is less than the Expense Limitation Amount listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than

152

the current Expense Limitation Amount for the Portfolio. The Fund, on behalf of the Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Institutional Class Shares	Expense Limitation Amount	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
U.S. Large Company Portfolio (1)	0.08%	$95	$926	$1,802

(1)

The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through investment in other investment companies) (“Portfolio Expenses”) of the U.S. Large Company Portfolio so that the Portfolio Expenses, on an annualized basis, do not exceed the rate listed above as a percentage of the Portfolio’s average net assets (the “Annualized Expense Ratio”).

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2020, the total related amounts paid by the Fund to the CCO were $30 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

As of October 31, 2020, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

U.S. Large Company Portfolio	$353

E. Purchases and Sales of Securities:

For the year ended October 31, 2020, the Portfolio’s transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Purchases	Sales
U.S. Large Company Portfolio	$321,704	$1,221,740

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2020, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions
U.S. Large Company Portfolio
The DFA Short Term Investment Fund	$82,786	$1,452,574	$1,516,028	$(79)	$(2)	$19,251	1,664	$686	—

Total	$82,786	$1,452,574	$1,516,028	$(79)	$(2)	$19,251	1,664	$686	—

153

F. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2020, can occur as a result of realized gains on securities considered to be “passive foreign investment companies”, net foreign currency gains/losses, and foreign capital gains tax reclass, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2019, and October 31, 2020, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
U.S. Large Company Portfolio
2019	$154,842	$59,465	—	$214,307
2020	190,450	49,437	—	239,887

As of October 31, 2020, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
U.S. Large Company Portfolio	$(19,942)	$(21,516)	$(41,458)

As of October 31, 2020, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
U.S. Large Company Portfolio	$17,253	$235,339	$6,057,514	$6,310,106

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Portfolio did not have capital loss carryforwards available to offset future realized capital gains through October 31 of the indicated expiration dates, as applicable.

During the year ended October 31, 2020, the Portfolio did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

154

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
U.S. Large Company Portfolio	$3,522,701	$6,273,349	$(215,852)	$6,057,497

The difference between GAAP-basis and tax-basis unrealized gains (losses) is can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no additional provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Portfolio’s investment objectives and policies, the Portfolio may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Portfolio.

1. Futures Contracts: The Portfolio may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio, however, does not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded to a broker. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. Entering into stock index futures subjects the Portfolio to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

155

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2020 was as follows (amount in thousands):

Futures*
U.S. Large Company Portfolio	$45,556

*	Average Notional Value of contracts

The following is a summary of the Portfolio’s derivative instrument holdings categorized by primary risk exposure as of October 31, 2020 (amounts in thousands):

	Liability Derivatives Value
	Total Value at October 31, 2020	Equity Contracts *,(1)
U.S. Large Company Portfolio	$(406)	$(406)

(1)	Presented on Statement of Assets and Liabilities as Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Portfolio’s direct investment in derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2020 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
U.S. Large Company Portfolio	$5,519	$5,519

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
U.S. Large Company Portfolio	$(629)	$(629)

(1)	Presented on Statement of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

H. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 7, 2021.

156

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2021.

For the year ended October 31, 2020, borrowings by the Portfolio under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2020
U.S. Large Company Portfolio	1.51%	$6,417	94	$21	$32,358	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2020, that the Portfolio’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolio may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Portfolio did not use the interfund lending program during the year ended October 31, 2020.

I. Securities Lending:

As of October 31, 2020, the Portfolio had securities on loan to brokers/dealers, for which the Portfolio received cash collateral. In addition, the Portfolio received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash Collateral Market Value
U.S. Large Company Portfolio	$126,072

The Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned

157

securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to its stated investment policies, the Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
U.S. Large Company Portfolio
Common Stocks	$19,326	—	—	—	$19,326

J. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund’s adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolio’s early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

158

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

L. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

M. Other:

As of October 31, 2020, the following number of shareholders held the following approximate percentages of the Portfolio’s outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
U.S. Large Company Portfolio-Institutional Class	3	66%

The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against the Portfolio, individually or in aggregate, will not have a material adverse impact on the Portfolio’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

N. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no other subsequent events requiring recognition or disclosure in the financial statements.

159

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of U.S. Large Company Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of U.S. Large Company Portfolio (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the “Portfolio”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, broker and transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The U.S. Large Cap Value Series vs.

Russell 1000™ Value Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russel Company is the source and owner of the trademarks, service marks, and copyrights related to the Russel Indexes.

161

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2020

U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, gained approximately 10.15% . As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2020

Russell 3000® Index	10.15%
Russell 1000® Index (large-cap stocks)	10.87%
Russell Midcap® Index (mid-cap stocks)	4.12%
Russell 2000® Index (small-cap stocks)	-0.14%
Russell Microcap® Index (micro-cap stocks)	3.15%
Dow Jones U.S. Select REIT Index SM	-25.14%

Total Return for 12 Months Ended October 31, 2020

Russell 1000® Value Index (large-cap value stocks)	-7.57%
Russell 1000® Growth Index (large-cap growth stocks)	29.22%
Russell 2000® Value Index (small-cap value stocks)	-13.92%
Russell 2000® Growth Index (small-cap growth stocks)	13.37%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Large Cap Value Series

The U.S. Large Cap Value Series is designed to capture the returns of U.S. large company low relative price (value) stocks. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap value segment of the U.S. market. As of October 31, 2020, the Series held approximately 340 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were -11.42% for the Series and -7.57% for the Russell 1000® Value Index, the Series’ benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Series’ greater emphasis on value stocks had a negative impact on performance relative to the benchmark. Conversely, the Series’ exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in the U.S.

162

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2020

EXPENSE TABLE

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
The U.S. Large Cap Value Series
Actual Fund Return	$1,000.00	$1,070.40	0.11%	$0.57
Hypothetical 5% Annual Return	$1,000.00	$1,024.58	0.11%	$0.56

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

163

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC EQUITY PORTFOLIO

The U.S. Large Cap Value Series

Communication Services	12.4%
Consumer Discretionary	7.4%
Consumer Staples	5.4%
Energy	6.4%
Financials	19.2%
Health Care	18.4%
Industrials	13.2%
Information Technology	10.2%
Materials	6.8%
Real Estate	0.3%
Utilities	0.3%

100.0%

164

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (99.0%)
COMMUNICATION SERVICES — (12.2%)
AT&T, Inc	24,711,997	$667,718,159	3.0%
#* Charter Communications, Inc., Class A	891,570	538,347,797	2.4%
Comcast Corp., Class A	16,600,301	701,196,714	3.2%
* T-Mobile US, Inc.	1,353,820	148,338,057	0.7%
Walt Disney Co. (The)	2,459,943	298,268,089	1.3%
Other Securities		357,671,282	1.6%

TOTAL COMMUNICATION SERVICES		2,711,540,098	12.2%

CONSUMER DISCRETIONARY — (7.3%)
DR Horton, Inc.	3,067,017	204,907,406	0.9%
General Motors Co.	5,891,402	203,430,111	0.9%
Target Corp.	987,920	150,381,182	0.7%
Other Securities		1,063,310,893	4.8%

TOTAL CONSUMER DISCRETIONARY		1,622,029,592	7.3%

CONSUMER STAPLES — (5.4%)
Mondelez International, Inc., Class A	3,319,883	176,352,185	0.8%
Walmart, Inc.	2,527,593	350,703,529	1.6%
Other Securities		662,983,656	3.0%

TOTAL CONSUMER STAPLES		1,190,039,370	5.4%

ENERGY — (6.3%)
Chevron Corp.	5,532,109	384,481,575	1.7%
ConocoPhillips	5,021,111	143,704,197	0.7%
Exxon Mobil Corp.	11,469,927	374,149,019	1.7%
Other Securities		502,010,792	2.2%

TOTAL ENERGY		1,404,345,583	6.3%

FINANCIALS — (19.1%)
Bank of America Corp.	11,516,295	272,936,215	1.2%
Bank of New York Mellon Corp. (The)	3,558,490	122,269,716	0.6%
* Berkshire Hathaway, Inc., Class B	2,382,817	481,090,752	2.2%
Capital One Financial Corp.	1,607,170	117,451,984	0.5%
Citigroup, Inc.	6,244,483	258,646,486	1.2%
Goldman Sachs Group, Inc. (The)	1,149,360	217,275,014	1.0%
JPMorgan Chase & Co.	6,419,313	629,349,446	2.9%
Morgan Stanley	4,487,383	216,067,491	1.0%
PNC Financial Services Group, Inc. (The)	1,160,536	129,840,768	0.6%
Travelers Cos., Inc. (The)	1,133,690	136,847,720	0.6%
Truist Financial Corp.	2,913,713	122,725,592	0.6%
Wells Fargo & Co.	6,860,993	147,168,300	0.7%
Other Securities		1,369,718,762	6.0%

TOTAL FINANCIALS		4,221,388,246	19.1%

HEALTH CARE — (18.2%)
Anthem, Inc.	1,214,817	331,402,078	1.5%
Bristol-Myers Squibb Co.	2,042,046	119,357,589	0.5%
Cigna Corp.	1,527,633	255,068,882	1.1%
CVS Health Corp.	5,429,176	304,522,482	1.4%
Danaher Corp.	1,305,032	299,557,045	1.3%

165

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
Humana, Inc.	517,327	$206,558,325	0.9%
* Laboratory Corp. of America Holdings	758,731	151,571,692	0.7%
Medtronic P.L.C.	2,765,500	278,126,335	1.3%
Pfizer, Inc.	19,158,608	679,747,412	3.1%
Quest Diagnostics, Inc.	971,775	118,692,598	0.5%
Thermo Fisher Scientific, Inc.	972,192	459,963,479	2.1%
Other Securities		831,973,850	3.8%

TOTAL HEALTH CARE		4,036,541,767	18.2%

INDUSTRIALS — (13.1%)
Eaton Corp. P.L.C.	1,799,024	186,720,701	0.8%
FedEx Corp.	1,020,334	264,746,063	1.2%
Kansas City Southern	679,296	119,651,197	0.5%
Norfolk Southern Corp.	1,309,901	273,926,497	1.2%
Raytheon Technologies Corp.	2,533,591	137,624,663	0.6%
Republic Services, Inc.	1,835,706	161,854,198	0.7%
Stanley Black & Decker, Inc.	768,993	127,806,637	0.6%
Other Securities		1,631,200,985	7.5%

TOTAL INDUSTRIALS		2,903,530,941	13.1%

INFORMATION TECHNOLOGY — (10.1%)
Corning, Inc.	3,975,481	127,096,128	0.6%
Fidelity National Information Services, Inc.	1,257,803	156,709,676	0.7%
HP, Inc.	9,358,742	168,083,006	0.8%
Intel Corp.	14,455,761	640,101,097	2.9%
* Micron Technology, Inc.	5,123,071	257,895,394	1.2%
Other Securities		893,925,025	3.9%

TOTAL INFORMATION TECHNOLOGY		2,243,810,326	10.1%

MATERIALS — (6.7%)
Linde P.L.C.	730,934	161,053,998	0.7%
Nucor Corp.	2,509,981	119,876,693	0.5%
Other Securities		1,199,231,605	5.5%

TOTAL MATERIALS		1,480,162,296	6.7%

REAL ESTATE — (0.3%)
Other Securities		62,240,689	0.3%

UTILITIES — (0.3%)
Other Securities		61,725,648	0.3%

TOTAL COMMON STOCKS		21,937,354,556	99.0%

PREFERRED STOCKS — (0.0%)

CONSUMER DISCRETIONARY — (0.0%)
Other Security		186,347	0.0%

TOTAL PREFERRED STOCKS		186,347	0.0%

166

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
RIGHTS/WARRANTS — (0.0%)
ENERGY — (0.0%)
Other Security		$631,660	0.0%

TOTAL RIGHTS/WARRANTS		631,660	0.0%

TOTAL INVESTMENT SECURITIES (Cost $17,495,389,506)		21,938,172,563

TEMPORARY CASH INVESTMENTS — (0.5%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	105,448,025	105,448,025	0.5%

SECURITIES LENDING COLLATERAL — (0.5%)
@§ The DFA Short Term Investment Fund	10,482,747	121,295,861	0.5%

TOTAL INVESTMENTS—(100.0%) (Cost $17,722,105,628)		$22,164,916,449	100.0%

As of October 31, 2020, The U.S. Large Cap Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	929	12/18/20	$155,725,134	$151,645,315	$(4,079,819)

Total Futures Contracts			$155,725,134	$151,645,315	$(4,079,819)

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$2,711,540,098	—	—	$2,711,540,098
Consumer Discretionary	1,622,029,592	—	—	1,622,029,592
Consumer Staples	1,190,039,370	—	—	1,190,039,370
Energy	1,404,345,583	—	—	1,404,345,583
Financials	4,221,388,246	—	—	4,221,388,246
Health Care	4,036,541,767	—	—	4,036,541,767
Industrials	2,903,530,941	—	—	2,903,530,941
Information Technology	2,243,810,326	—	—	2,243,810,326
Materials	1,480,162,296	—	—	1,480,162,296
Real Estate	62,240,689	—	—	62,240,689
Utilities	61,725,648	—	—	61,725,648
Preferred Stocks
Consumer Discretionary	186,347	—	—	186,347
Rights/Warrants
Energy	—	$631,660	—	631,660
Temporary Cash Investments	105,448,025	—	—	105,448,025

167

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	—	$121,295,861	—	$121,295,861
Futures Contracts**	$(4,079,819)	—	—	(4,079,819)

TOTAL	$22,038,909,109	$121,927,521	—	$22,160,836,630

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

168

THE DFA INVESTMENT TRUST COMPANY

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands)

The U.S. Large Cap Value Series*
ASSETS:
Investment Securities at Value (including $381,072 of securities on loan)	$21,938,172
Temporary Cash Investments at Value & Cost	105,448
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $121,268)	121,296
Segregated Cash for Futures Contracts	11,148
Foreign Currencies at Value	5
Receivables:
Investment Securities Sold	66,772
Dividends and Interest	39,240
Securities Lending Income	60
Prepaid Expenses and Other Assets	1

Total Assets	22,282,142

LIABILITIES:
Payables:
Due to Custodian	3
Upon Return of Securities Loaned	121,608
Due to Advisor	1,964
Futures Margin Variation	1,746
Accrued Expenses and Other Liabilities	2,416

Total Liabilities	127,737

NET ASSETS	$22,154,405

Investment Securities at Cost	$17,495,390

Foreign Currencies at Cost	$5

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

169

THE DFA INVESTMENT TRUST COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

The U.S. Large Cap Value Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0)	$674,187
Income from Securities Lending	1,543

Total Investment Income	675,730

Expenses
Investment Management Fees	25,565
Accounting & Transfer Agent Fees	1,159
Custodian Fees	278
Shareholders’ Reports	85
Directors’/Trustees’ Fees & Expenses	200
Professional Fees	343
Other	579

Total Expenses	28,209

Net Expenses	28,209

Net Investment Income (Loss)	647,521

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(556,816)
Affiliated Investment Companies Shares Sold	(345)
Futures	70,664
Foreign Currency Transactions	(1)
In-Kind Redemptions	32,114
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(3,555,408)
Affiliated Investment Companies Shares	(15)
Futures	(5,465)

Net Realized and Unrealized Gain (Loss)	(4,015,272)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,367,751)

**	Net of foreign capital gain taxes withheld of $0.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

170

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The U.S. Large Cap Value Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$647,521	$725,339
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(556,816)	699,155
Affiliated Investment Companies Shares Sold	(345)	35
Futures	70,664	(1,255)
Foreign Currency Transactions	(1)	—
In-Kind Redemptions	32,114	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(3,555,408)	565,227
Affiliated Investment Companies Shares	(15)	21
Futures	(5,465)	15,103

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,367,751)	2,003,625

Transactions in Interest:
Contributions	715,292	1,481,953
Withdrawals	(5,122,814)	(2,798,695)

Net Increase (Decrease) from Transactions in Interest	(4,407,522)	(1,316,742)

Total Increase (Decrease) in Net Assets	(7,775,273)	686,883
Net Assets
Beginning of Year	29,929,678	29,242,795

End of Year	$22,154,405	$29,929,678

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0.

See accompanying Notes to Financial Statements.

171

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The U.S. Large Cap Value Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Total Return	(11.42%)	7.15%	2.95%	24.31%	4.75%

Net Assets, End of Year (thousands)	$22,154,405	$29,929,678	$29,242,795	$27,676,546	$20,916,568
Ratio of Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	2.53%	2.50%	2.14%	2.19%	2.39%
Portfolio Turnover Rate	4%	10%	13%	15%	15%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

172

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of eleven portfolios, one of which, The U.S. Large Cap Value Series (the “Series”), is included in this section of the report. The remaining operational portfolios are presented in separate reports. The Series is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Series uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

173

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

3. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees, generally based on average net assets.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the year ended October 31, 2020, investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

The U.S. Large Cap Value Series	0.10%

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2020, the total related amounts paid by the Trust to the CCO were $63 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

174

D. Deferred Compensation:

As of October 31, 2020, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

The U.S. Large Cap Value Series.	$706

E. Purchases and Sales of Securities:

For the year ended October 31, 2020, the Series’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Purchases	Sales
The U.S. Large Cap Value Series	$1,093,026	$4,660,576

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2020, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions
The U.S. Large Cap Value Series
The DFA Short Term Investment Fund	$255,892	$3,283,521	$3,417,757	$(345)	$(15)	$121,296	10,483	$1,904	—

Total	$255,892	$3,283,521	$3,417,757	$(345)	$(15)	$121,296	10,483	$1,904	—

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to its partners.

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The U.S. Large Cap Value Series	$17,701,341	$7,289,185	$(2,825,608)	$4,463,577

The difference between GAAP-basis and tax-basis unrealized gains (losses) is can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series’ tax positions and has concluded that no additional provision for income tax is required in the Series’

175

financial statements. The Series is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Series.

1. Futures Contracts: The Series may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Series. The Series, however, does not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. Entering into stock index futures subjects the Series to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2020 was as follows (amount in thousands):

Futures*
The U.S. Large Cap Value Series	$220,044

*	Average Notional Value of contracts

The following is a summary of the Series’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2020 (amounts in thousands):

	Liability Derivatives Value
	Total Value at October 31, 2020	Equity Contracts *,(1)
The U.S. Large Cap Value Series	$(4,080)	$(4,080)

(1)	Presented on Statement of Assets and Liabilities as Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

176

The following is a summary of the realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2020 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
The U.S. Large Cap Value Series	$70,664	$70,664

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
The U.S. Large Cap Value Series	$(5,465)	$(5,465)

(1)	Presented on Statement of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

H. Line of Credit and Interfund Lending Program:

The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 7, 2021.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2021.

For the year ended October 31, 2020, borrowings by the Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2020
The U.S. Large Cap Value Series	2.30%	$20,086	1	$1	$20,086	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2020, that the Series’ available line of credit was used.

177

Pursuant to an exemptive order issued by the SEC (the “Order”), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Series did not use the interfund lending program during the year ended October 31, 2020.

I. Affiliated Trades:

Cross trades for the year ended October 31, 2020, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Series complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Trust.

For the year ended October 31, 2020, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

Series	Purchases	Sales	Realized Gain (Loss)
The U.S. Large Cap Value Series	$165,206	$273,568	$(11,170)

J. Securities Lending:

As of October 31, 2020, the Series had securities on loan to brokers/dealers, for which the Series received cash collateral. In addition, the Series received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amount in thousands):

Non-Cash Collateral Market Value
The U.S. Large Cap Value Series	$269,299

The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay

178

the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to its stated investment policies, the Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
The U.S. Large Cap Value Series
Common Stocks	$121,608	—	—	—	$121,608

K. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. In-Kind Redemptions:

During the year ended October 31, 2020, the Series realized net gains (losses) on in-kind redemptions as follows:

The U.S. Large Cap Value Series	$32,114

M. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Trust’s adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

179

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Series’ early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

N. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

O. Other:

The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against the Series and the Trust, individually or in aggregate, will not have a material adverse impact on the Series’ and the Trust’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

The U.S. Large Cap Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the “District Court”), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the “Tribune MDL”). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company (“Tribune”) (the “LBO”) and Tribune’s subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The U.S. Large Cap Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the “Individual Creditor Actions”) and a lawsuit brought by the trustee of a litigation trust (the “Trustee”) to whom Tribune’s committee of unsecured creditors assigned claims (the “Committee Action,” and with the Individual Creditor Actions, collectively referred to as the “Tribune Lawsuits”). The Tribune Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO.

On September 23, 2013, the District Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lack standing to pursue their claims. The parties appealed the District Court’s dismissal order to the United States Court of Appeals for the Second Circuit (the “Second Circuit”), and on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs’ claims are preempted and barred by the Bankruptcy Code’s safe harbor for securities transactions. The individual creditor plaintiffs filed a petition for certiorari with the Supreme Court of the United States (the “Supreme Court”), seeking review of the Second Circuit’s ruling. Thereafter, the individual creditor plaintiffs moved the Second Circuit to review its prior ruling in light of the Supreme Court’s decision in MERIT MANAGEMENT GROUP, LP v. FTI CONSULTING, INC., 138 S.Ct. 883 (2018) (“Merit Mgmt.”), which addressed the scope of the Bankruptcy Code’s safe harbor for securities transactions. The Second Circuit agreed to review the matter and withdrew its mandate with

180

respect to the affirmance of the dismissal order. Consequently, the Supreme Court dismissed the individual creditor plaintiffs’ petition for certiorari. On December 19, 2019, the Second Circuit again affirmed the District Court’s dismissal of the Individual Creditor Actions on the grounds that the individual creditor plaintiffs’ claims are preempted and barred by the Bankruptcy Code’s safe harbor for securities transactions. The individual creditor plaintiffs moved the Second Circuit for rehearing, which the Second Circuit denied. The individual creditor plaintiffs recently filed a second petition for certiorari with the Supreme Court, which is pending.

On January 6, 2017, the District Court granted the shareholder defendants’ motion to dismiss the claims against them in the Committee Action. The Trustee moved for leave from the District Court to file an amended complaint to assert new constructive fraudulent transfer claims against the shareholder defendants in light of the Merit Mgmt. decision. The District Court denied the motion, ruling that the proposed amendment would unduly prejudice the shareholder defendants and would be futile because the Trustee’s proposed constructive fraudulent transfer claims would be barred by the Bankruptcy Code’s safe harbor for securities transactions, notwithstanding the Merit Mgmt. decision. The Trustee appealed the District Court’s dismissal order and order denying the Trustee’s motion for leave to amend to the Second Circuit. The Second Circuit held oral argument on August 24, 2020, and the parties await the Second Circuit’s ruling.

Litigation counsel to The U.S. Large Cap Value Series in the Tribune Lawsuits has advised management that it does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Tribune Lawsuits or quantify the ultimate exposure to The U.S. Large Cap Value Series arising from the Tribune Lawsuits. Until The U.S. Large Cap Value Series can do so, no reduction of the net asset value of The U.S. Large Cap Value Series will be made relating to the Tribune Lawsuits. However, even if the plaintiffs in the Tribune Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of The U.S. Large Cap Value Series at this time.

The U.S. Large Cap Value Series also cannot quantify the cost of the Tribune Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on the net asset value of The U.S. Large Cap Value Series, with no adjustment relating to the Tribune Lawsuits. The attorneys’ fees and costs relating to the Tribune Lawsuits will be borne by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expenses incurred by The U.S. Large Cap Value Series.

P. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

181

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The U.S. Large Cap Value Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of The U.S. Large Cap Value Series (one of the series constituting The DFA Investment Trust Company, hereafter referred to as the “Series”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, broker and transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2020.

Each Board’s Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Abbie J. Smith, Douglas W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee did not meet during the fiscal year ended October 31, 2020.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2020.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

183

Disinterested Directors

Name Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years

George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	DFAIDG - Since 1983; DIG & DEM –Since 1993; DFAITC – Since 1992	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	132 portfolios in 5 investment companies	None

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	Since 2017 for the Funds	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1988). Visiting Scholar, Federal Reserve Bank of Richmond (since 1990). Formerly, Fischer Black Visiting Professor of Financial Economics, Alfred P. Sloan School of Management, Massachusetts Institute of Technology (2015 to 2016).	132 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	Since March 2019 for the Funds	Dean Witter Distinguished Professor of Finance, Graduate School of Business, Stanford University (since 1984).	132 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008- April 2018).

Roger G. Ibbotson Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1943	Director	DFAIDG - Since 1981; DIG & DEM –Since 1993; DFAITC – Since 1992	Professor in Practice Emeritus of Finance, Yale School of Management (since 1984). Chairman and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Consultant to Morningstar, Inc. (2006 - 2016).	132 portfolios in 5 investment companies	None

Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	DFAIDG - Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992	Chief Investment Strategist, Janus Henderson Investors (since 2014). Frank E. Buck Professor of Finance, Emeritus, Graduate School of Business, Stanford University (since 1981).	132 portfolios in 5 investment companies	Formerly, Adviser, Kuapay, Inc. (2013-2014). Formerly, Director, American Century Fund Complex (registered investment companies) (43 Portfolios) (1980- 2014).

184

Name Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000 for the Funds	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	132 portfolios in 5 investment companies	Director (since 2000) and formerly, Lead Director (2014-2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (19 portfolios) (since 2009).

Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	Since March 2019 for the Funds	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since January 2018). President, Western Finance Association (global association of academic researchers and practitioners in finance) (since June 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since January 2019). Member, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (since 2016). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016).	132 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

185

Interested Director

The following interested Director is described as such because he is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years

David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman and Director	DFAIDG - Since 1981; DIG & DFAITC – Since 1992; DEM – Since 1993	Chairman, Director/Trustee, and formerly, President and Co-Chief Executive Officer (each until March 2017) of “DEM, DFAIDG, “DIG and DFAITC. Executive Chairman, and formerly, President and Co- Chief Executive Officer (each until February 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”). Formerly, Chairman and Director (2009-2018) and Co-Chief Executive Officer (2010 – June 2017) of Dimensional Fund Advisors Canada ULC. Trustee, University of Chicago (since 2002). Trustee, University of Kansas Endowment Association (since 2005). Member of Hoover Institution Board (since September 2019). Formerly, Director of Dimensional Fund Advisors Ltd. (2002 – July 2017), DFA Australia Limited (1994 – July 2017), Dimensional Advisors Ltd. (2012 – July 2017), Dimensional Funds plc (2006 – July 2017) and Dimensional Funds II plc (2006 – July 2017). Formerly, Director and President of Dimensional Japan Ltd. (2012 – April 2017). Formerly, President, Dimensional SmartNest (US) LLC (2009-2014); and Limited Partner, VSC Investors, LLC (2007-2015). Formerly, Chairman, Director, President and Co-Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (2010- September 2017).	132 portfolios in 5 investment companies	None

1	Each Director holds office for an indefinite term until his or her successor is elected and qualified.
2

Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

186

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

•  all the DFA Entities (since 2001)

•  DFA Australia Limited (since 2002)

•  Dimensional Fund Advisors Ltd. (since 2002)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional ETF Trust (since June 2020)

Director, Vice President and Assistant Secretary (since 2003) of

•  Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since September 2019

Vice President and Assistant Secretary of

•  DFAIDG, DIG, DFAITC and DEM (since September 2019)

•  Dimensional ETF Trust (since June 2020)

Vice President (since January 2018) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

David P. Butler 1964	Co-Chief Executive Officer	Since 2017

Co-Chief Executive Officer of

•  all the DFA entities (since 2017)

•  Dimensional ETF Trust (since June 2020)

Director (since 2017) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors Canada ULC

•  Dimensional Japan Ltd.

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Ltd.

•  DFA Australia Limited

Director and Co-Chief Executive Officer (since 2017) of

•  Dimensional Cayman Commodity Fund I Ltd.

Head of Global Financial Advisor Services (since 2007) for

•  Dimensional Fund Advisors LP

Formerly, Vice President (2007 – 2017) of

•  all the DFA Entities

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

•  all the DFA entities (since 2017)

•  Dimensional ETF Trust (since June 2020)

Director and Vice President (since 2016) of

•  Dimensional Japan Ltd.

President and Director (since 2016) of

•  Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

•  DFA Australia Limited

Director (since 2016) of

•  Dimensional Advisors Ltd.

187

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Hong Kong Limited

Vice President (since 2016) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Vice President (2004 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2010 – 2016) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

•  Dimensional Fund Advisors LP

Randy Olson 1980	Chief Compliance Officer	Since August 2020

Chief Compliance Officer (since August 2020)

•  DFA Investment Dimensions Group Inc.

•  Dimensional Investment Group Inc.

•  The DFA Investment Trust Company

•  Dimensional Emerging Markets Value Fund

Chief Compliance Officer (since September 2020)

•  Dimensional ETF Trust

Formerly, Vice President – Senior Compliance Officer

•  Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan

•  Dimensional Investment Advisors LP (April 2017 – January 2020)

Lisa M. Dallmer 1972	Vice President, Chief Financial Officer, and Treasurer	Since March 2020

Vice President, Chief Financial Officer, and Treasurer of

•  the DFA Fund Complex (since March 2020)

•  Dimensional ETF Trust (since June 2020)

Executive Vice President (since January 2020)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investments LLC

•  DFA Securities LLC

Chief Operating Officer (since December 2019)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investments LLC

•  DFA Securities LLC

Formerly, Interim Chief Financial Officer and Treasurer (April 2020 - September 2020)

•  Dimensional Fund Advisors Canada ULC

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President (since 2004) and Assistant Secretary (2017-2019) of

•  all the DFA Entities

Vice President (since June 2020)

•  Dimensional ETF Trust

Vice President and Assistant Secretary (since 2010) of

•  Dimensional Cayman Commodity Fund I Ltd.

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017	Vice President (since 2015) of • all the DFA Entities Assistant Treasurer (since 2017) of • the DFA Fund Complex

188

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Vice President and Assistant Treasurer (since June 2020)
• Dimensional ETF Trust Formerly, Senior Tax Manager (2013 – 2015) for • Dimensional Fund Advisors LP
Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010) • Dimensional ETF Trust (since June 2020) • Dimensional Cayman Commodity Fund I Ltd. (since 2010)
Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

•  the DFA Fund Complex (since 2017)

•  Dimensional ETF Trust (since June 2020)

General Counsel (since 2001) of

•  all the DFA Entities (since 2001)

•  Dimensional ETF Trust (since June 2020)

Executive Vice President (since 2017) and Secretary (since 2000) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  DFA Securities LLC

•  Dimensional Investment LLC

Director (since 2002), Vice President (since 1997) and Secretary (since 2002) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Ltd.

Vice President and Secretary of

•  Dimensional Fund Advisors Canada ULC (since 2003)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

Director of

•  Dimensional Funds plc (since 2002)

•  Dimensional Funds II plc (since 2006)

•  Director of Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd. (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional Ireland Limited (since 2019)

Formerly, Vice President and Secretary (2010 – 2014) of

•  Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

•  the DFA Fund Complex

Formerly, Vice President of

•  Dimensional Fund Advisors LP (1997 – 2017)

•  Dimensional Holdings Inc. (2006 – 2017)

•  DFA Securities LLC (1997 – 2017)

•  Dimensional Investment LLC (2009 – 2017)

Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President (since 2010) and Secretary (since 2017) of

•  the DFA Fund Complex

Vice President and Secretary of

•  Dimensional ETF Trust (since June 2020)

Vice President (since 2010) and Assistant Secretary (since 2016) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

189

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Vice President of • DFA Securities LLC (since 2010) • Dimensional Cayman Commodity Fund I Ltd. (since 2010) • Dimensional Fund Advisors Canada ULC (since 2016)
Gerard K. O’Reilly 1976	Co-Chief Executive Officer and Chief Investment Officer	Co-Chief Executive Officer and Chief Investment Officer since 2017

Co-Chief Executive Officer and Chief Investment Officer of

•  all the DFA Entities (since 2017)

•  Dimensional Fund Advisors Canada ULC (since 2017)

•  Dimensional ETF Trust (since June 2020)

Director, Chief Investment Officer and Vice President (since 2017) of

•  DFA Australia Limited

Chief Investment Officer (since 2017) and Vice President (since 2016) of

•  Dimensional Japan Ltd.

Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017)

of

•  Dimensional Cayman Commodity Fund I Ltd.

Director of

•  Dimensional Funds plc (since 2014)

•  Dimensional Fund II plc (since 2014)

•  Dimensional Holdings Inc. (since 2017)

•  Dimensional Ireland Limited (since 2019)

Formerly, Co-Chief Investment Officer of

•  Dimensional Japan Ltd. (2016 – 2017)

•  DFA Australia Limited (2014 – 2017)

Formerly, Executive Vice President (2017) and Co-Chief Investment Officer

(2014 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2007 – 2017) of

•  all the DFA Entities

Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Director (2017 – 2018) of

•  Dimensional Fund Advisors Pte. Ltd.

James J. Taylor 1983	Vice President and Assistant Treasurer	Since March 2020

Vice President and Assistant Treasurer of

•  the DFA Fund Complex (since March 2020)

•  Dimensional ETF Trust (since June 2020)

Vice President (since 2016) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Formerly, Accounting Manager (2015-2016)

•  Dimensional Fund Advisors LP

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Directors/Trustees and until his or her successor is elected and qualified.

190

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at http://us.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

191

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2019 to October 31, 2020, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualifying For Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualifying Interest Income (6)	Qualifying Short- Term Capital Gain (7)
Enhanced U.S. Large Company Portfolio	9%	38%	53%	—	—	100%	—	—	100%	—	—	100%	2%
U.S. Large Cap Equity Portfolio	91%	—	9%	—	—	100%	85%	100%	—	—	4%	—	—
U.S. Large Cap Value Portfolio	46%	—	54%	—	—	100%	79%	100%	—	—	5%	—	—
U.S. Targeted Value Portfolio	35%	—	65%	—	—	100%	64%	100%	—	—	8%	1%	—
U.S. Small Cap Value Portfolio	40%	—	60%	—	—	100%	78%	100%	—	—	6%	1%	—
U.S. Core Equity 1 Portfolio	47%	—	53%	—	—	100%	75%	99%	—	—	4%	1%	—
U.S. Core Equity 2 Portfolio	40%	—	60%	—	—	100%	75%	100%	—	—	4%	1%	—
U.S. Vector Equity Portfolio	41%	—	59%	—	—	100%	75%	100%	—	—	6%	—	—
U.S. Small Cap Portfolio	27%	—	73%	—	—	100%	88%	100%	—	—	4%	1%	—
U.S. Micro Cap Portfolio	27%	—	73%	—	—	100%	89%	100%	—	—	6%	1%	—
U.S. High Relative Profitability Portfolio	100%	—	—	—	—	100%	80%	100%	—	—	3%	—	—
DFA Real Estate Securities Portfolio	94%	—	6%	—	—	100%	—	—	—	—	—	1%	—
DFA Commodity Strategy Portfolio	100%	—	—	—	—	100%	—	—	100%	—	—	100%	—
Dimensional Investment Group Inc.
U.S. Large Company Portfolio	79%	—	21%	—	—	100%	74%	100%	—	—	3%	—	—

(1)

Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(4)	“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5)	“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(6)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(7)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

See accompanying Notes to Financial Statements.

192

DFA103120-001AD 00253042

Annual Report

Year Ended: October 31, 2020

DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC. / THE DFA INVESTMENT TRUST COMPANY / DIMENSIONAL EMERGING MARKETS VALUE FUND

DFA Investment Dimensions Group Inc.

Large Cap International Portfolio	DFA International Real Estate Securities Portfolio	World Core Equity Portfolio

International Core Equity Portfolio	DFA Global Real Estate Securities Portfolio	Selectively Hedged Global Equity Portfolio

Global Small Company Portfolio	DFA International Small Cap Value Portfolio	Emerging Markets Portfolio

International Small Company Portfolio	International Vector Equity Portfolio	Emerging Markets Small Cap Portfolio

Japanese Small Company Portfolio	International High Relative Profitability Portfolio	Emerging Markets Value Portfolio

Asia Pacific Small Company Portfolio	World ex U.S. Value Portfolio	Emerging Markets Core Equity Portfolio

United Kingdom Small Company Portfolio	World ex U.S. Core Equity Portfolio	Emerging Markets Targeted Value Portfolio

Continental Small Company Portfolio

Dimensional Investment Group Inc.

DFA International Value Portfolio

The DFA Investment Trust Company

The DFA International Value Series	The Continental Small Company Series

The Japanese Small Company Series	The Canadian Small Company Series

The Asia Pacific Small Company Series	The Emerging Markets Series

The United Kingdom Small Company Series	The Emerging Markets Small Cap Series

Dimensional Emerging Markets Value Fund

See the inside front cover for important information about access to your fund’s annual and semi-annual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a Portfolio’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio’s transfer agent at (888) 576-1167 or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform a Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

[THIS PAGE INTENTIONALLY LEFT BLANK]

December 2020

Dear Fellow Shareholder,

As we come to the end of a year that saw an array of challenges, we want to thank you for the honor of serving you. We recognize that your financial assets play a vital role in your future, and we have tremendous gratitude for the faith you place in us by entrusting those assets with Dimensional.

Since the day our firm was founded nearly 40 years ago, we have focused on bringing the great ideas in finance to life for investors. We believe that a sensible, financial science-based approach offers people the best chance at a successful investment experience. With that as a guiding principle, we continue to innovate in the strategies we offer and how they are executed. We look forward to further work on these efforts—if there’s a better way to do something, we want to pursue it.

We also place great value on helping our clients understand what they can expect from us. We strive to be transparent about what we can deliver, and to then excel in our execution.

That’s how we help clients achieve their financial goals. And at Dimensional, we believe that when investors win, we all win. On behalf of over 1,400 employees, we send our deepest appreciation for letting us serve as the investment manager of your assets.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and
CHIEF INVESTMENT OFFICER

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

i

CONTINUED

This report is submitted for the information of the Portfolio’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ii

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DIMENSIONAL EMERGING MARKETS VALUE FUND

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
P.L.C.	Public Limited Company
SA	Special Assessment
REIT	Real Estate Investment Trust
GDR	Global Depositary Receipt
AUD	Australian Dollars
CAD	Canadian Dollars
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pounds
ILS	Israeli New Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona

Investment Footnotes
»	Securities that have generally been fair value factored. See Note B to Financial Statements.
‡	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
*	Non-Income Producing Securities.
†	See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.
Ω	Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.

1

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

Financial Highlights

**	The Net Investment Income (Loss) per share and the ratio of Net Investment Income to Average Net Assets includes the current year effect of an estimation related to a one time distribution from a real estate investment trust. Net Investment Income (Loss) per share, Net Gain (Loss) per share and the ratio of Net Investment Income to Average Net Assets would have been $0.39, $2.11 and 3.39%, respectively had the current year effect of this estimation not been considered.
(A)	Computed using average shares outstanding.
(B)	Non-Annualized
(C)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Fund(s) and/or Underlying Fund(s).
(D)	Annualized
(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(F)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Fund(s).

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission
u	Commencement of Operations.

2

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Large Cap International Portfolio vs.

MSCI World ex USA Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

International Core Equity Portfolio vs.

MSCI World ex USA Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

3

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Global Small Company Portfolio vs.

MSCI All Country World Small Cap Index (net dividends)

January 18, 2017-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

International Small Company Portfolio vs.

MSCI World ex USA Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

4

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Japanese Small Company Portfolio vs.

MSCI Japan Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

Asia Pacific Small Company Portfolio vs.

MSCI Pacific ex Japan Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

5

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

United Kingdom Small Company Portfolio vs.

MSCI United Kingdom Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

Continental Small Company Portfolio vs.

MSCI Europe ex UK Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

6

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA International Real Estate Securities Portfolio vs.

S&P Global ex U.S. REIT Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2020 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

DFA Global Real Estate Securities Portfolio vs.

S&P Global REIT Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2020 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

7

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA International Small Cap Value Portfolio vs.

MSCI World ex USA Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

International Vector Equity Portfolio vs.

MSCI World ex USA Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

8

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

International High Relative Profitability Portfolio vs.

MSCI World ex USA Index (net dividends)

May 16, 2017-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

World Ex U.S. Value Portfolio vs.

MSCI All Country World ex USA Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

9

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

World Ex U.S. Core Equity Portfolio vs.

MSCI All Country World ex USA Index (net dividends)

April 9, 2013-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

World Core Equity Portfolio vs.

MSCI All Country World Index (net dividends)

March 7, 2012-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

10

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Selectively Hedged Global Equity Portfolio vs.

MSCI All Country World Index (net dividends)

November 14, 2011-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

Emerging Markets Portfolio vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

11

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Emerging Markets Small Cap Portfolio vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

Emerging Markets Value Portfolio — Institutional Class vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

12

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Emerging Markets Value Portfolio — Class R2 vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

Emerging Markets Core Equity Portfolio vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

13

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Emerging Markets Targeted Value Portfolio vs.

MSCI Emerging Markets Index (net dividends)

November 14, 2018-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

14

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2020

Performance of non-U.S. developed markets was mostly negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI World ex USA Index	-6.79%
MSCI World ex USA Mid Cap Index	-3.83%
MSCI World ex USA Small Cap Index	-0.65%
MSCI World ex USA Value Index	-18.72%
MSCI World ex USA Growth Index	5.65%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against most non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2020

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-2.97%	0.33%
United Kingdom	-22.19%	-22.25%
France	-17.43%	-13.79%
Switzerland	-4.37%	2.95%
Canada	-4.70%	-6.05%
Germany	-10.77%	-6.84%
Australia	-11.01%	-9.29%
Netherlands	4.14%	8.62%
Hong Kong	-8.06%	-7.15%
Sweden	0.79%	9.10%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

Emerging markets had mostly positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI Emerging Markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

15

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI Emerging Markets Index	8.25%
MSCI Emerging Markets Mid Cap Index	-3.22%
MSCI Emerging Markets Small Cap Index	2.39%
MSCI Emerging Markets Value Index	-8.47%
MSCI Emerging Markets Growth Index	25.97%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2020

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	33.57%	35.19%
Taiwan	18.86%	26.49%
Korea	11.33%	14.15%
India	1.83%	-2.54%
Brazil	-11.13%	-38.13%
South Africa	-6.49%	-13.31%
Saudi Arabia	-0.90%	-0.90%
Russia	-14.17%	-29.27%
Thailand	-28.54%	-30.77%
Malaysia	-6.02%	-5.49%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2020, these differences generally contributed positively to the Portfolios’ relative performance.

16

Large Cap International Portfolio

The Large Cap International Portfolio invests in developed ex U.S. large company stocks. The investment strategy is process driven, emphasizing broad diversification. with increased exposure to stocks with smaller total market capitalizations, lower relative price (value) stocks, and higher-profitability stocks within the large-cap segment of developed ex U.S. markets. As of October 31, 2020, the Portfolio held approximately 1,330 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -6.05% for the Portfolio and -6.79% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. The Portfolio’s greater emphasis on higher-profitability stocks contributed positively to performance relative to the benchmark, as these stocks generally outperformed lower-profitability stocks. Additionally, the Portfolio’s exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs generally underperformed in developed ex U.S. markets.

International Core Equity Portfolio

The International Core Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 5,040 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -6.32% for the Portfolio and -6.79% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. With small-cap stocks outperforming large-cap stocks in developed ex U.S. markets for the period, the Portfolio’s inclusion of and emphasis on small-caps had a positive impact on performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks. The Portfolio’s greater emphasis on higher-profitability stocks contributed positively to relative performance, as higher-profitability stocks generally outperformed lower-profitability stocks. Additionally, the Portfolio’s exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs generally underperformed in developed ex U.S. markets.

Global Small Company Portfolio

The Global Small Company Portfolio is designed to capture the returns of global small company stocks by purchasing shares of seven funds (which shall be collectively referred to below as the “Underlying Funds”) managed by Dimensional that individually invest in Canada, the United States, the United Kingdom, Europe (including Israel and excluding the U.K.), Japan, the Asia Pacific region (ex Japan), and emerging markets. The Underlying Funds generally exclude stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Underlying Funds collectively held approximately 10,730 securities in 44 eligible developed and emerging markets.

For the 12 months ended October 31, 2020, total returns were -3.75% for the Portfolio and 0.27% for the MSCI All Country World Small Cap Index (net dividends), the Portfolio’s benchmark. The Underlying Funds’ greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Underlying Fund’s

17

exclusion of stocks with the lowest profitability and highest relative price also detracted from relative performance, as those stocks outperformed. Conversely, the Underlying Funds’ exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed globally.

International Small Company Portfolio

The International Small Company Portfolio invests in developed ex U.S. small company stocks by purchasing shares of five Master Funds managed by Dimensional that invest individually in Canada, the United Kingdom, Europe (including Israel and excluding the U.K.), Japan, and the Asia Pacific region (ex Japan). The Portfolio generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Master Funds collectively held approximately 4,200 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -3.64% for the Portfolio and -0.65% for the MSCI World ex USA Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Funds’ greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Master Fund’s exclusion of stocks with the lowest profitability and highest relative price detracted from performance relative to the benchmark, as those stocks outperformed. Conversely, the Master Funds’ exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in developed ex U.S. markets.

Japanese Small Company Portfolio

The Japanese Small Company Portfolio invests in Japanese small company stocks by purchasing shares of the Japanese Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Master Fund held approximately 1,710 securities. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2020, total returns were -2.32% for the Portfolio and -1.46% for the MSCI Japan Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Fund’s greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Master Fund’s exclusion of stocks with the lowest profitability and highest relative price had a negative impact on performance relative to the benchmark, as those stocks outperformed. Conversely, the Master Fund’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in Japan.

Asia Pacific Small Company Portfolio

The Asia Pacific Small Company Portfolio invests in small company stocks in Australia, Hong Kong, New Zealand, and Singapore by purchasing shares of the Asia Pacific Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund’s greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Master Fund generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven,

18

emphasizing broad diversification. As of October 31, 2020, the Master Fund held approximately 750 securities in 4 eligible countries. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2020, total returns were -0.23% for the Portfolio and 3.00% for the MSCI Pacific ex Japan Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Fund’s exclusion of stocks with the lowest profitability and highest relative price had a negative impact on performance relative to the benchmark, as those securities outperformed. Conversely, the Master Fund’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in Asia Pacific (ex Japan) markets.

United Kingdom Small Company Portfolio

The United Kingdom Small Company Portfolio invests in small company stocks in the U.K. by purchasing shares of The United Kingdom Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Master Fund held approximately 330 securities. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2020, total returns were -15.27% for the Portfolio and -14.04% for the MSCI United Kingdom Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Fund’s greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Master Fund’s exclusion of stocks with the lowest profitability and highest relative price detracted from performance relative to the benchmark, as those securities outperformed for the period. Conversely, the Master Fund’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in the U.K.

Continental Small Company Portfolio

The Continental Small Company Portfolio invests in small company stocks in the developed markets of Europe (excluding the U.K.) and Israel by purchasing shares of the Continental Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Master Fund held approximately 1,090 securities in 15 eligible countries. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -2.63% for the Portfolio and 3.14% for the MSCI Europe ex U.K. Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Fund and its benchmark use different methodologies to determine which small-cap stocks are eligible for purchase or to hold. This methodology variance led to country by-country differences between the maximum market capitalization of small-cap stocks bought and held by the Master Fund relative to the benchmark, which in turn led to differences in holdings between the Master Fund and the benchmark. These holdings differences detracted from the Master Fund’s performance relative to the benchmark. The Master Fund’s greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Master Fund’s exclusion of stocks with the lowest profitability and highest relative price also detracted

19

from relative performance, as those securities outperformed for the year. Conversely, the Master Fund’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in eligible markets.

Global Real Estate Market Review	12 Months Ended October 31, 2020

Publicly traded global real estate investment trusts (REITs) had negative returns for the period. REITs underperformed U.S., developed non-U.S., and emerging markets equities. The U.S. REIT market, the world’s largest, had negative performance for the period and underperformed non-U.S. REITs. Among non-U.S. REIT markets, Saudi Arabia, New Zealand, and Turkey were among the strongest performers, while Taiwan, South Africa, and France lagged. At the REIT industry level, industrial and specialized REITs generally outperformed, while hotel and resort REITs and retail REITs generally underperformed.

12 Months Ended October 31, 2020

Return in U.S. Dollars

Dow Jones U.S. Select REIT IndexSM	-25.14%
S&P Global ex U.S. REIT Index	-24.67%
S&P Global REIT Index	-22.87%

Source: Returns are of Standard and Poor’s (S&P) indices net of foreign withholding taxes on dividends. Copyright S&P, 2020. All rights reserved. Dow Jones and S&P have different REIT eligibility criteria which can result in performance differences across different indices representing the same region.

For Portfolios investing in non-U.S. REITs and REIT-like securities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2020, these differences did not have material overall impact on the Portfolios’ relative performance.

DFA International Real Estate Securities Portfolio

The DFA International Real Estate Securities Portfolio invests in a broadly diversified portfolio of real estate securities in developed ex U.S. and emerging markets. As of October 31, 2020, the Portfolio held approximately 290 securities in 21 eligible developed ex U.S. and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -23.98% for the Portfolio and -24.67% for the S&P Global ex US REIT Index (net dividends), the Portfolio’s benchmark. Withholding tax rate differences between the Portfolio and the benchmark had a positive impact on performance relative to the benchmark as the Portfolio’s actual tax rate was lower than the assumed tax rates of the benchmark. Additionally, Thailand is not an eligible market for the Portfolio but the benchmark holds Thai securities, which had a positive impact on relative performance as those securities underperformed.

20

DFA Global Real Estate Securities Portfolio

The DFA Global Real Estate Securities Portfolio invests in a broadly diversified group of real estate securities in domestic and international markets, including emerging markets. As of the date of this report, the Portfolio’s investments included the DFA International Real Estate Securities Portfolio, the DFA Real Estate Securities Portfolio, and individual securities. As of October 31, 2020, the Portfolio held, either directly or through the underlying portfolios, approximately 450 securities in 22 eligible developed and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -19.28% for the Portfolio and -22.87% for the S&P Global REIT Index (net dividends), the Portfolio’s benchmark. The Portfolio’s broader inclusion of specialized REITs had a positive impact on performance relative to the benchmark as did withholding tax rate differences between the Portfolio and the benchmark.

International Equity Market Review	12 Months Ended October 31, 2020

Performance of non-U.S. developed markets was mostly negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI World ex USA Index	-6.79%
MSCI World ex USA Mid Cap Index	-3.83%
MSCI World ex USA Small Cap Index	-0.65%
MSCI World ex USA Value Index	-18.72%
MSCI World ex USA Growth Index	5.65%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against most non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2020

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-2.97%	0.33%
United Kingdom	-22.19%	-22.25%
France	-17.43%	-13.79%
Switzerland	-4.37%	2.95%
Canada	-4.70%	-6.05%
Germany	-10.77%	-6.84%

21

Australia	-11.01%	-9.29%
Netherlands	4.14%	8.62%
Hong Kong	-8.06%	-7.15%
Sweden	0.79%	9.10%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

Emerging markets had mostly positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI Emerging Markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI Emerging Markets Index	8.25%
MSCI Emerging Markets Mid Cap Index	-3.22%
MSCI Emerging Markets Small Cap Index	2.39%
MSCI Emerging Markets Value Index	-8.47%
MSCI Emerging Markets Growth Index	25.97%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2020

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	33.57%	35.19%
Taiwan	18.86%	26.49%
Korea	11.33%	14.15%
India	1.83%	-2.54%
Brazil	-11.13%	-38.13%
South Africa	-6.49%	-13.31%
Saudi Arabia	-0.90%	-0.90%
Russia	-14.17%	-29.27%
Thailand	-28.54%	-30.77%
Malaysia	-6.02%	-5.49%

22

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2020, these differences generally contributed positively to the Portfolios’ relative performance.

DFA International Small Cap Value Portfolio

The DFA International Small Cap Value Portfolio invests in small-cap value stocks in developed ex U.S. markets, with an emphasis on those with higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 1,990 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -13.03% for the Portfolio and -0.65% for the MSCI World ex USA Small Cap Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio’s focus on value stocks detracted from performance relative to the style-neutral benchmark. Conversely, the Portfolio’s exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs generally underperformed in developed ex U.S. markets.

International Vector Equity Portfolio

The International Vector Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The Portfolio’s increased exposure to small capitalization and value stocks may be achieved by decreasing the allocation to or excluding the largest high relative price (growth) stocks in developed ex U.S. markets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 4,700 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -8.41% for the Portfolio and -6.79% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. The Portfolio’s greater emphasis on low relative price (value) stocks detracted from performance relative to the benchmark, as value stocks underperformed high relative price (growth) stocks.

International High Relative Profitability Portfolio

The International High Relative Profitability Portfolio invests in developed ex U.S. large-cap stocks with higher profitability. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower

23

relative price (value), and higher profitability within the large cap high relative profitability segment of developed ex U.S. markets. As of October 31, 2020, the Portfolio held approximately 530 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were 0.80% for the Portfolio and -6.79% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. The Portfolio’s focus on stocks with higher profitability contributed positively to performance relative to the benchmark, as higher-profitability stocks generally outperformed lower profitability stocks for the period. The Portfolio’s exclusion of real estate investment trusts (REITs) also had a positive impact on relative performance, as REITs generally underperformed in developed ex U.S. markets.

World ex U.S. Value Portfolio

The World ex U.S. Value Portfolio is designed to capture the returns of value stocks across all market capitalizations in developed ex U.S. and emerging markets. The Portfolio may pursue its objective by holding direct securities; by purchasing shares of funds managed by Dimensional: the DFA International Value Series, the DFA International Small Cap Value Portfolio, and the Dimensional Emerging Markets Value Fund (the “Underlying Funds”); or by a combination of securities and Underlying Funds. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio, directly and through the Underlying Funds, held approximately 5,320 securities in 44 eligible developed ex U.S. and emerging markets.

For the 12 months ended October 31, 2020, total returns were -15.76% for the Portfolio and -2.61% for the MSCI All Country World ex USA Index (net dividends), the Portfolio’s benchmark. The Underlying Funds’ focus on low relative price (value) stocks had a negative impact on performance relative to the style-neutral benchmark, as value stocks underperformed high relative price (growth) stocks globally.

World ex U.S. Core Equity Portfolio

The World ex U.S. Core Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. and emerging markets with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 9,820 securities in 46 eligible developed ex U.S. and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -4.42% for the Portfolio and -2.61% for the MSCI All Country World ex USA Index (net dividends), the Portfolio’s benchmark. The Portfolio’s greater emphasis on low relative price (value) stocks detracted from performance relative to the benchmark, as value stocks underperformed high relative price (growth) stocks in developed ex U.S. and emerging markets. Conversely, the Portfolio’s exclusion of real estate investment trusts (REITs) contributed positively to performance, as REITs generally underperformed in developed ex U.S. and emerging markets.

World Core Equity Portfolio

The World Core Equity Portfolio seeks long-term capital appreciation generally by investing in a combination of mutual funds managed by Dimensional. As of the date of this report, the Portfolio’s

24

investments included the U.S. Core Equity 1 Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the “Underlying Funds”). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Underlying Funds collectively held more than 13,230 equity securities in 47 eligible developed and emerging markets.

For the 12 months ended October 31, 2020, total returns were 1.25% for the Portfolio and 4.89% for the MSCI All Country World Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks globally, the Underlying Funds’ greater emphasis on value stocks had a negative impact on performance relative to the benchmark. With small-caps underperforming large-caps globally for the period, the Underlying Funds’ inclusion of and emphasis on small-cap stocks also detracted from performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks. Conversely, the Underlying Funds’ exclusion of real estate investment trusts (REITs) contributed positively to performance, as REITs generally underperformed.

Selectively Hedged Global Equity Portfolio

The Selectively Hedged Global Equity Portfolio seeks long-term capital appreciation by investing in a combination of other mutual funds managed by Dimensional. As of the date of this report, the Portfolio invests in the U.S. Core Equity 2 Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (the “Underlying Funds”). The Portfolio hedges foreign currency exposure on a selective basis to capture positive forward currency premiums. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Underlying Funds collectively held approximately 13,270 securities in 47 eligible developed and emerging markets.

For the 12 months ended October 31, 2020, total returns were 0.47% for the Portfolio and 4.89% for the MSCI All Country World Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks generally underperforming high relative price (growth) stocks globally, the Underlying Funds’ greater emphasis on value stocks had a negative impact on performance relative to the benchmark. With small-caps underperforming large-caps globally for the period, the Underlying Funds’ inclusion of and emphasis on small-cap stocks also detracted from performance relative to the benchmark (which is composed primarily of large- and mid-cap stocks). The Portfolio’s strategy of selectively hedging foreign currency exposure detracted from performance relative to the benchmark (which does not hedge currency exposure), as the U.S. dollar generally weakened against the currencies to which the Portfolio had hedged its exposure.

Emerging Markets Portfolio

The Emerging Markets Portfolio invests in large-cap stocks in emerging markets by purchasing shares of The Emerging Markets Series, a Master Fund managed by Dimensional that invests in such securities. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher-profitability within the large-cap segment of emerging markets. As of October 31, 2020, the Master Fund held approximately 1,610 securities in 24 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2020, total returns were 2.36% for the Portfolio and 8.25% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. The Master Fund’s greater emphasis on low relative price (value) stocks had a negative impact on performance

25

relative to the benchmark, as value stocks underperformed high relative price (growth) stocks in emerging markets for the period. The Master Fund’s greater allocation to stocks with smaller market capitalizations within the large cap universe also detracted from relative performance, as these stocks underperformed their larger counterparts for the period.

Emerging Markets Small Cap Portfolio

The Emerging Markets Small Cap Portfolio invests in small company stocks in emerging markets by purchasing shares of The Emerging Markets Small Cap Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excludes stocks with the lowest profitability and highest relative price. The Master Fund’s investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Master Fund held approximately 4,550 securities in 21 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2020, total returns were 0.81% for the Portfolio and 8.25% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. With small-cap stocks underperforming large-cap stocks in emerging markets, the Master Fund’s inclusion of stocks with smaller market capitalizations detracted from performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

Emerging Markets Value Portfolio

The Emerging Markets Value Portfolio invests in value stocks of large and small companies in emerging markets by purchasing shares of the Dimensional Emerging Markets Value Fund, a Master Fund managed by Dimensional that invests in such securities. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the value segment of emerging markets. As of October 31, 2020, the Master Fund held approximately 2,870 securities in 22 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2020, total returns were -9.98% for the Portfolio’s Class R2 shares, -9.75% for the Portfolio’s Institutional Class shares, and 8.25% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. The Master Fund’s focus on low relative price (value) stocks had a negative impact on performance relative to the style-neutral benchmark, as value stocks underperformed high relative price (growth) stocks in emerging markets for the period. With small-cap stocks underperforming large-cap stocks, the Master Fund’s inclusion of small-caps also detracted from performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

Emerging Markets Core Equity Portfolio

The Emerging Markets Core Equity Portfolio invests in a broadly diversified group of stocks in emerging markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 5,600 securities in 24 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

26

For the 12 months ended October 31, 2020, total returns were 1.13% for the Portfolio and 8.25% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio’s greater emphasis value stocks detracted from performance relative to the benchmark. With small-cap stocks underperforming large-cap stocks in emerging markets for the period, the Portfolio’s inclusion of and emphasis on small-caps also had a negative impact on relative performance, which is composed primarily of large- and mid-cap stocks.

Emerging Markets Targeted Value Portfolio

The Emerging Markets Targeted Value Portfolio invests in value stocks of small- and mid-cap companies in emerging markets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to smaller total market capitalizations, lower relative price (value) stocks, and higher-profitability stocks within the small- and mid-cap value segment of emerging markets. As of October 31, 2020, the Portfolio held approximately 2,180 securities in 21 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -3.89% for the Portfolio and 8.25% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. The Portfolio’s focus on low relative price (value) stocks had a negative impact on performance relative to the style-neutral benchmark, as value stocks underperformed high relative price (growth) stocks in emerging markets for the period. With small-cap and mid-cap stocks underperforming large-cap stocks, the Portfolio’s focus on small- and mid-cap stocks also detracted from relative performance, which is composed primarily of large- and mid-cap stocks.

27

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2020

EXPENSE TABLES

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

Large Cap International Portfolio
Actual Fund Return	$1,000.00	$1,104.70	0.22%	$1.16
Hypothetical 5% Annual Return	$1,000.00	$1,024.03	0.22%	$1.12

International Core Equity Portfolio
Actual Fund Return	$1,000.00	$1,126.60	0.30%	$1.60
Hypothetical 5% Annual Return	$1,000.00	$1,023.63	0.30%	$1.53

28

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

Global Small Company Portfolio (2)
Actual Fund Return	$1,000.00	$1,168.00	0.47%	$2.56
Hypothetical 5% Annual Return	$1,000.00	$1,022.77	0.47%	$2.39

International Small Company Portfolio (2)
Actual Fund Return	$1,000.00	$1,151.90	0.53%	$2.87
Hypothetical 5% Annual Return	$1,000.00	$1,022.47	0.53%	$2.69

Japanese Small Company Portfolio (3)
Actual Fund Return	$1,000.00	$1,136.50	0.54%	$2.90
Hypothetical 5% Annual Return	$1,000.00	$1,022.42	0.54%	$2.75

Asia Pacific Small Company Portfolio (3)
Actual Fund Return	$1,000.00	$1,219.30	0.54%	$3.01
Hypothetical 5% Annual Return	$1,000.00	$1,022.42	0.54%	$2.75

United Kingdom Small Company Portfolio (3)
Actual Fund Return	$1,000.00	$1,075.60	0.59%	$3.08
Hypothetical 5% Annual Return	$1,000.00	$1,022.17	0.59%	$3.00

Continental Small Company Portfolio (3)
Actual Fund Return	$1,000.00	$1,157.80	0.54%	$2.93
Hypothetical 5% Annual Return	$1,000.00	$1,022.42	0.54%	$2.75

DFA International Real Estate Securities Portfolio
Actual Fund Return	$1,000.00	$1,056.00	0.26%	$1.34
Hypothetical 5% Annual Return	$1,000.00	$1,023.83	0.26%	$1.32

DFA Global Real Estate Securities Portfolio (4)
Actual Fund Return	$1,000.00	$1,025.70	0.24%	$1.22
Hypothetical 5% Annual Return	$1,000.00	$1,023.93	0.24%	$1.22

DFA International Small Cap Value Portfolio
Actual Fund Return	$1,000.00	$1,100.90	0.65%	$3.43
Hypothetical 5% Annual Return	$1,000.00	$1,021.87	0.65%	$3.30

International Vector Equity Portfolio
Actual Fund Return	$1,000.00	$1,126.60	0.47%	$2.51
Hypothetical 5% Annual Return	$1,000.00	$1,022.77	0.47%	$2.39

International High Relative Profitability Portfolio
Actual Fund Return	$1,000.00	$1,129.50	0.30%	$1.61
Hypothetical 5% Annual Return	$1,000.00	$1,023.63	0.30%	$1.53

29

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

World ex U.S. Value Portfolio (2)
Actual Fund Return	$1,000.00	$1,088.70	0.40%	$2.10
Hypothetical 5% Annual Return	$1,000.00	$1,023.13	0.40%	$2.03

World ex U.S. Core Equity Portfolio
Actual Fund Return	$1,000.00	$1,143.60	0.35%	$1.89
Hypothetical 5% Annual Return	$1,000.00	$1,023.38	0.35%	$1.78

World Core Equity Portfolio (2)
Actual Fund Return	$1,000.00	$1,147.60	0.32%	$1.73
Hypothetical 5% Annual Return	$1,000.00	$1,023.53	0.32%	$1.63

Selectively Hedged Global Equity Portfolio (2)
Actual Fund Return	$1,000.00	$1,140.70	0.36%	$1.94
Hypothetical 5% Annual Return	$1,000.00	$1,023.33	0.36%	$1.83

Emerging Markets Portfolio (3)
Actual Fund Return	$1,000.00	$1,194.00	0.44%	$2.43
Hypothetical 5% Annual Return	$1,000.00	$1,022.93	0.44%	$2.24

Emerging Markets Small Cap Portfolio (3)
Actual Fund Return	$1,000.00	$1,220.00	0.69%	$3.85
Hypothetical 5% Annual Return	$1,000.00	$1,021.67	0.69%	$3.51

Emerging Markets Value Portfolio (3)
Actual Fund Return
Class R2 Shares	$1,000.00	$1,116.60	0.77%	$4.10
Institutional Class Shares	$1,000.00	$1,117.90	0.52%	$2.77
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,021.27	0.77%	$3.91
Institutional Class Shares	$1,000.00	$1,022.52	0.52%	$2.64

Emerging Markets Core Equity Portfolio
Actual Fund Return	$1,000.00	$1,196.90	0.49%	$2.71
Hypothetical 5% Annual Return	$1,000.00	$1,022.67	0.49%	$2.49

Emerging Markets Targeted Value Portfolio
Actual Fund Return	$1,000.00	$1,191.40	0.84%	$4.63
Hypothetical 5% Annual Return	$1,000.00	$1,020.91	0.84%	$4.27

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

30

DISCLOSURE OF FUND EXPENSES

CONTINUED

(2)

The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds’ portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

(3)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

(4)

The Portfolio invests directly and indirectly through other funds. The expenses shown reflect the direct expenses of the fund and the fund’s portion of the expenses of its Master and/or Underlying Funds (Affiliated Investment Companies).

31

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request,, without charge, by calling collect: (512) 306- 7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512)306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Companies are represented in their Disclosures of Portfolio Holdings, which are included elsewhere in the report. Refer to the Schedule of Investments/Summary Schedule of Portfolio Holdings for each of the underlying Affiliated Investment Company’s holdings, which reflect the investments by category or country.

FEEDER FUNDS

Affiliated Investment Companies
Japanese Small Company Portfolio	100.0%
Asia Pacific Small Company Portfolio	100.0%
United Kingdom Small Company Portfolio	100.0%
Continental Small Company Portfolio	100.0%
Emerging Markets Portfolio	100.0%
Emerging Markets Small Cap Portfolio	100.0%
Emerging Markets Value Portfolio	100.0%

FUNDS OF FUNDS

Affiliated Investment Companies
Global Small Company Portfolio	100.0%
International Small Company Portfolio	100.0%
World ex U.S. Value Portfolio	100.0%
World Core Equity Portfolio	100.0%
Selectively Hedged Global Equity Portfolio	100.0%

32

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

INTERNATIONAL EQUITY PORTFOLIOS

Large Cap International Portfolio
Communication Services	6.5%
Consumer Discretionary	12.9%
Consumer Staples	11.2%
Energy	3.6%
Financials	14.4%
Health Care	11.7%
Industrials	16.1%
Information Technology	7.8%
Materials	10.2%
Real Estate	1.8%
Utilities	3.8%

100.0%

DFA Global Real Estate Securities Portfolio
Affiliated Investment Companies	45.9%
Real Estate	54.1%

100.0%

International High Relative Profitability Portfolio
Communication Services	10.2%
Consumer Discretionary	15.4%
Consumer Staples	14.3%
Energy	1.4%
Financials	4.7%
Health Care	14.4%
Industrials	18.4%
Information Technology	8.8%
Materials	9.4%
Real Estate	0.7%
Utilities	2.3%

100.0%

Emerging Markets Targeted Value Portfolio
Communication Services	4.2%
Consumer Discretionary	11.6%
Consumer Staples	4.4%
Energy	2.8%
Financials	14.6%
Health Care	4.8%
Industrials	17.0%
Information Technology	13.2%
Materials	17.2%
Real Estate	8.4%
Utilities	1.8%

100.0%

International Core Equity Portfolio
Communication Services	6.2%
Consumer Discretionary	14.4%
Consumer Staples	8.5%
Energy	3.6%
Financials	13.8%
Health Care	7.8%
Industrials	18.7%
Information Technology	7.7%
Materials	13.1%
Real Estate	2.7%
Utilities	3.5%

100.0%

DFA International Small Cap Value Portfolio
Communication Services	2.7%
Consumer Discretionary	14.4%
Consumer Staples	4.8%
Energy	5.0%
Financials	20.3%
Health Care	2.7%
Industrials	24.1%
Information Technology	3.7%
Materials	17.2%
Real Estate	3.7%
Utilities	1.4%

100.0%

World ex U.S. Core Equity Portfolio
Communication Services	6.9%
Consumer Discretionary	13.9%
Consumer Staples	8.1%
Energy	4.1%
Financials	14.3%
Health Care	6.8%
Industrials	15.8%
Information Technology	11.2%
Materials	12.0%
Real Estate	3.7%
Utilities	3.2%

100.0%

DFA International Real Estate Securities Portfolio
Real Estate	100.0%

100.0%

International Vector Equity Portfolio
Communication Services	5.1%
Consumer Discretionary	14.2%
Consumer Staples	6.5%
Energy	4.5%
Financials	16.9%
Health Care	5.6%
Industrials	21.1%
Information Technology	7.2%
Materials	13.7%
Real Estate	2.9%
Utilities	2.3%

100.0%

Emerging Markets Core Equity Portfolio
Communication Services	10.6%
Consumer Discretionary	13.8%
Consumer Staples	6.5%
Energy	4.8%
Financials	15.2%
Health Care	4.0%
Industrials	7.7%
Information Technology	20.2%
Materials	10.2%
Real Estate	4.2%
Utilities	2.8%

100.0%

33

LARGE CAP INTERNATIONAL PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.9%)
AUSTRALIA — (5.9%)
BHP Group, Ltd.	842,811	$20,203,550	0.4%
Commonwealth Bank of Australia	470,347	22,836,066	0.5%
CSL, Ltd.	137,898	27,918,453	0.6%
Other Securities		212,542,899	4.5%

TOTAL AUSTRALIA		283,500,968	6.0%

AUSTRIA — (0.1%)
Other Securities		4,826,219	0.1%

BELGIUM — (0.9%)
Anheuser-Busch InBev SA	265,831	13,750,419	0.3%
Other Securities		27,813,601	0.6%

TOTAL BELGIUM		41,564,020	0.9%

CANADA — (8.9%)
Canadian National Railway Co.	149,760	14,877,082	0.3%
# Royal Bank of Canada	335,579	23,465,090	0.5%
Royal Bank of Canada	216,240	15,134,638	0.3%
Other Securities		378,134,979	8.1%

TOTAL CANADA		431,611,789	9.2%

DENMARK — (2.5%)
Novo Nordisk A.S., Class B	541,515	34,530,047	0.7%
Other Securities		86,377,814	1.9%

TOTAL DENMARK		120,907,861	2.6%

FINLAND — (1.3%)
Other Securities		61,160,733	1.3%

FRANCE — (9.0%)
Air Liquide SA	137,694	20,136,133	0.4%
* Airbus SE	183,285	13,410,237	0.3%
Kering SA	22,325	13,491,357	0.3%
L’Oreal SA	53,362	17,245,813	0.4%
LVMH Moet Hennessy Louis Vuitton SE	92,526	43,371,349	0.9%
Sanofi	214,267	19,346,883	0.4%
Schneider Electric SE	136,443	16,578,700	0.4%
Total SE	608,182	18,425,913	0.4%
Vinci SA	172,107	13,593,883	0.3%
Other Securities		260,675,632	5.5%

TOTAL FRANCE		436,275,900	9.3%

GERMANY — (6.7%)
* Adidas AG	48,528	14,417,905	0.3%
Daimler AG	270,117	13,961,939	0.3%
Deutsche Post AG	337,563	14,966,861	0.3%
Deutsche Telekom AG	1,271,712	19,328,430	0.4%
SAP SE	248,559	26,517,412	0.6%
Siemens AG	130,592	15,320,535	0.3%

34

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (Continued)
Other Securities		$217,140,799	4.6%

TOTAL GERMANY		321,653,881	6.8%

HONG KONG — (2.6%)
AIA Group, Ltd.	3,249,000	30,921,296	0.7%
Hong Kong Exchanges & Clearing, Ltd.	349,451	16,745,240	0.4%
Other Securities		75,698,724	1.5%

TOTAL HONG KONG		123,365,260	2.6%

IRELAND — (0.8%)
Other Securities		40,195,468	0.9%

ISRAEL — (0.4%)
Other Securities		21,843,158	0.5%

ITALY — (2.0%)
Enel SpA	2,271,536	18,059,853	0.4%
Other Securities		77,883,513	1.6%

TOTAL ITALY		95,943,366	2.0%

JAPAN — (23.9%)
Daikin Industries, Ltd.	74,200	13,885,285	0.3%
KDDI Corp.	742,300	20,082,919	0.4%
Keyence Corp.	32,904	14,932,575	0.3%
Nintendo Co., Ltd.	30,500	16,491,007	0.4%
NTT DOCOMO, Inc.	481,328	17,922,340	0.4%
Recruit Holdings Co., Ltd.	399,800	15,212,648	0.3%
SoftBank Group Corp.	306,176	19,942,398	0.4%
Sony Corp.	401,800	33,496,629	0.7%
Toyota Motor Corp.	608,523	39,947,641	0.9%
# Toyota Motor Corp., Sponsored ADR	65,041	8,539,233	0.2%
Other Securities		953,957,225	20.3%

TOTAL JAPAN		1,154,409,900	24.6%

NETHERLANDS — (3.7%)
ASML Holding NV	72,895	26,330,403	0.6%
Koninklijke Ahold Delhaize NV	597,549	16,382,264	0.3%
# Unilever NV	268,265	15,123,100	0.3%
Wolters Kluwer NV	167,575	13,567,988	0.3%
Other Securities		107,630,980	2.3%

TOTAL NETHERLANDS		179,034,735	3.8%

NEW ZEALAND — (0.4%)
Other Securities		21,045,262	0.4%

NORWAY — (0.6%)
Other Securities		29,464,155	0.6%

PORTUGAL — (0.2%)
Other Securities		7,487,329	0.2%

35

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SINGAPORE — (0.7%)
Other Securities		$35,939,775	0.8%

SPAIN — (2.0%)
Iberdrola SA	2,077,556	24,530,901	0.5%
Other Securities		70,289,852	1.5%

TOTAL SPAIN		94,820,753	2.0%

SWEDEN — (3.0%)
Other Securities		144,946,428	3.1%

SWITZERLAND — (8.2%)
Nestle SA	915,482	102,971,482	2.2%
Novartis AG	448,358	34,937,212	0.7%
Roche Holding AG	8,668	2,792,840	0.1%
Roche Holding AG	227,381	73,064,642	1.6%
Other Securities		182,878,074	3.8%

TOTAL SWITZERLAND		396,644,250	8.4%

UNITED KINGDOM — (12.1%)
AstraZeneca P.L.C.	141,555	14,212,896	0.3%
AstraZeneca P.L.C., Sponsored ADR	570,883	28,635,491	0.6%
Diageo P.L.C., Sponsored ADR	105,239	13,700,013	0.3%
Reckitt Benckiser Group P.L.C.	172,565	15,200,993	0.3%
# Rio Tinto P.L.C., Sponsored ADR	267,962	15,212,203	0.3%
Royal Dutch Shell P.L.C., Sponsored ADR, Class B	837,467	20,224,828	0.4%
# Unilever P.L.C., Sponsored ADR	274,641	15,607,848	0.3%
Other Securities		460,143,761	9.9%

TOTAL UNITED KINGDOM		582,938,033	12.4%

TOTAL COMMON STOCKS		4,629,579,243	98.5%

PREFERRED STOCKS — (0.5%)

GERMANY — (0.5%)
Other Securities		22,490,733	0.5%

RIGHTS/WARRANTS — (0.0%)

UNITED KINGDOM — (0.0%)
Other Security		588,083	0.0%

TOTAL INVESTMENT SECURITIES (Cost $3,983,423,495)		4,652,658,059

		Value†

SECURITIES LENDING COLLATERAL — (3.6%)
@§ The DFA Short Term Investment Fund	15,069,216	174,365,896	3.7%

TOTAL INVESTMENTS—(100.0%) (Cost $4,157,749,800)		$4,827,023,955	102.7%

36

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

As of October 31, 2020, Large Cap International Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	267	12/18/20	$44,330,250	$43,583,745	$(746,505)

Total Futures Contracts			$44,330,250	$43,583,745	$(746,505)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$5,609,966	$277,891,002	—	$283,500,968
Austria	—	4,826,219	—	4,826,219
Belgium	606,184	40,957,836	—	41,564,020
Canada	427,847,340	3,764,449	—	431,611,789
Denmark	3,864,514	117,043,347	—	120,907,861
Finland	46,937	61,113,796	—	61,160,733
France	4,836,531	431,439,369	—	436,275,900
Germany	14,457,718	307,196,163	—	321,653,881
Hong Kong	550,272	122,814,988	—	123,365,260
Ireland	13,125,467	27,070,001	—	40,195,468
Israel	6,403,851	15,439,307	—	21,843,158
Italy	6,104,440	89,838,926	—	95,943,366
Japan	21,314,917	1,133,094,983	—	1,154,409,900
Netherlands	48,313,641	130,721,094	—	179,034,735
New Zealand	—	21,045,262	—	21,045,262
Norway	52,140	29,412,015	—	29,464,155
Portugal	—	7,487,329	—	7,487,329
Singapore	—	35,939,775	—	35,939,775
Spain	2,514,115	92,306,638	—	94,820,753
Sweden	—	144,946,428	—	144,946,428
Switzerland	28,278,388	368,365,862	—	396,644,250
United Kingdom	167,773,824	415,164,209	—	582,938,033
Preferred Stocks
Germany	—	22,490,733	—	22,490,733
Rights/Warrants
United Kingdom	—	588,083	—	588,083
Securities Lending Collateral	—	174,365,896	—	174,365,896
Futures Contracts**	(746,505)	—	—	(746,505)

TOTAL	$750,953,740	$4,075,323,710	—	$4,826,277,450

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

37

INTERNATIONAL CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.1%)
AUSTRALIA — (6.5%)
BHP Group, Ltd.	4,074,214	$97,665,537	0.4%
Commonwealth Bank of Australia	1,042,706	50,624,971	0.2%
CSL, Ltd.	345,823	70,014,383	0.3%
Fortescue Metals Group, Ltd.	5,968,860	73,019,990	0.3%
Rio Tinto, Ltd.	692,143	45,026,569	0.2%
Other Securities		1,338,836,051	5.3%

TOTAL AUSTRALIA		1,675,187,501	6.7%

AUSTRIA — (0.4%)
Other Securities		113,638,061	0.5%

BELGIUM — (1.1%)
# Anheuser-BuschInBev SA	913,054	47,228,786	0.2%
Other Securities		241,815,922	1.0%

TOTAL BELGIUM		289,044,708	1.2%

CANADA — (9.1%)
# Bankof Montreal	835,441	49,683,676	0.2%
Canadian Natural Resources, Ltd.	2,874,569	45,849,376	0.2%
Kinross Gold Corp.	8,338,438	66,341,997	0.3%
# KirklandLake Gold, Ltd.	1,396,348	63,618,056	0.3%
# NationalBank of Canada	1,008,670	48,408,286	0.2%
Royal Bank of Canada	858,381	60,021,597	0.3%
Royal Bank of Canada	1,068,243	74,766,328	0.3%
Other Securities		1,950,972,681	7.7%

TOTAL CANADA		2,359,661,997	9.5%

CHINA — (0.0%)
Other Securities		243,369	0.0%

DENMARK — (2.2%)
Novo Nordisk A.S., Class B	891,477	56,845,596	0.2%
Other Securities		510,565,789	2.1%

TOTAL DENMARK		567,411,385	2.3%

FINLAND — (1.7%)
Other Securities		442,698,184	1.8%

FRANCE — (7.4%)
Cie Generale des Etablissements Michelin SCA	610,972	65,985,567	0.3%
#* IngenicoGroup SA	328,454	47,223,576	0.2%
LVMH Moet Hennessy Louis Vuitton SE	248,440	116,455,677	0.5%
Orange SA	4,330,858	48,633,895	0.2%
* PeugeotSA	3,367,636	60,496,910	0.3%
Teleperformance	180,912	54,306,679	0.2%
Total SE	2,092,369	63,391,894	0.3%
Vinci SA	563,434	44,502,872	0.2%
Other Securities		1,422,100,701	5.5%

TOTAL FRANCE		1,923,097,771	7.7%

38

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (6.2%)
Allianz SE	283,403	$49,922,740	0.2%
Bayerische Motoren Werke AG	951,135	64,999,355	0.3%
Daimler AG	1,555,981	80,426,303	0.3%
Deutsche Telekom AG	5,414,362	82,291,521	0.3%
Other Securities		1,318,734,586	5.3%

TOTAL GERMANY		1,596,374,505	6.4%

HONG KONG — (2.6%)
AIA Group, Ltd.	7,285,200	69,334,512	0.3%
Other Securities		591,695,012	2.3%

TOTAL HONG KONG		661,029,524	2.6%

IRELAND — (0.9%)
* KingspanGroup P.L.C.	619,289	54,044,888	0.2%
Other Securities		172,489,751	0.7%

TOTAL IRELAND		226,534,639	0.9%

ISRAEL — (0.7%)
Other Securities		179,073,078	0.7%

ITALY — (2.3%)
Other Securities		582,554,463	2.3%

JAPAN — (24.2%)
KDDI Corp.	2,158,400	58,395,489	0.3%
NTT DOCOMO, Inc.	1,433,300	53,369,200	0.2%
SoftBank Group Corp.	2,506,763	163,274,904	0.7%
Sony Corp.	1,141,000	95,121,089	0.4%
Toyota Motor Corp.	2,411,895	158,333,397	0.7%
Other Securities		5,723,037,846	22.7%

TOTAL JAPAN		6,251,531,925	25.0%

NETHERLANDS — (3.4%)
ASML Holding NV	180,590	65,230,914	0.3%
Koninklijke Ahold Delhaize NV	3,769,401	103,341,020	0.4%
# UnileverNV	796,683	44,911,995	0.2%
Wolters Kluwer NV	580,125	46,970,784	0.2%
Other Securities		622,506,743	2.4%

TOTAL NETHERLANDS.		882,961,456	3.5%

NEW ZEALAND — (0.6%)
Other Securities		142,882,517	0.6%

NORWAY — (0.8%)
Other Securities		198,746,127	0.8%

PORTUGAL — (0.2%)
Other Securities		55,136,064	0.2%

SINGAPORE — (0.8%)
Other Securities		218,169,590	0.9%

39

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SPAIN — (1.8%)
Iberdrola SA	8,110,077	$95,760,355	0.4%
Other Securities		368,610,393	1.5%

TOTAL SPAIN		464,370,748	1.9%

SWEDEN — (3.0%)
* VolvoAB, Class B	2,990,796	58,132,667	0.2%
Other Securities		721,724,686	2.9%

TOTAL SWEDEN		779,857,353	3.1%

SWITZERLAND — (7.2%)
Nestle SA	2,748,677	309,165,386	1.2%
Novartis AG, Sponsored ADR	953,193	74,425,309	0.3%
Roche Holding AG	634,350	203,836,537	0.8%
Sika AG	258,120	63,498,747	0.3%
Swisscom AG	97,290	49,481,777	0.2%
Other Securities		1,165,742,631	4.7%

TOTAL SWITZERLAND		1,866,150,387	7.5%

UNITED KINGDOM — (12.0%)
AstraZeneca P.L.C., Sponsored ADR	1,444,584	72,460,333	0.3%
# BP P.L.C., Sponsored ADR	3,919,514	60,674,077	0.3%
# HSBC Holdings P.L.C., Sponsored ADR	3,163,564	66,371,573	0.3%
# Rio Tinto P.L.C., Sponsored ADR	1,793,636	101,824,716	0.4%
Royal Dutch Shell P.L.C., Sponsored ADR, Class B	3,281,476	79,247,645	0.3%
Other Securities		2,726,170,961	10.8%

TOTAL UNITED KINGDOM		3,106,749,305	12.4%

UNITED STATES — (0.0%)
Other Security		117,462	0.0%

TOTAL COMMON STOCKS		24,583,222,119	98.5%

PREFERRED STOCKS — (0.6%)

GERMANY — (0.6%)
Volkswagen AG	486,012	70,794,485	0.3%
Other Securities		89,603,134	0.3%

TOTAL GERMANY		160,397,619	0.6%

UNITED KINGDOM — (0.0%)
Other Security		12,071	0.0%

TOTAL PREFERRED STOCKS		160,409,690	0.6%

RIGHTS/WARRANTS — (0.1%)

CANADA — (0.0%)
Other Securities		2,385,955	0.0%

SPAIN — (0.0%)
Other Security		290,076	0.0%

40

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
UNITED KINGDOM — (0.1%)
Other Security		$2,836,103	0.0%

TOTAL RIGHTS/WARRANTS		5,512,134	0.0%

TOTAL INVESTMENT SECURITIES (Cost $23,838,375,268)		24,749,143,943

		Value†
SECURITIES LENDING COLLATERAL — (4.2%)
@§ The DFA Short Term Investment Fund	94,632,109	1,094,988,135	4.4%

TOTAL INVESTMENTS—(100.0%) (Cost $24,933,131,946)		$25,844,132,078	103.5%

As of October 31, 2020, International Core Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	652	12/18/20	$108,289,939	$106,429,220	$(1,860,719)

Total Futures Contracts			$108,289,939	$106,429,220	$(1,860,719)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$38,590,121	$1,636,597,380	—	$1,675,187,501
Austria	55,818	113,582,243	—	113,638,061
Belgium	9,045,156	279,999,552	—	289,044,708
Canada	2,348,574,831	11,087,166	—	2,359,661,997
China	—	243,369	—	243,369
Denmark	38,032,631	529,378,754	—	567,411,385
Finland	—	442,698,184	—	442,698,184
France	45,130,248	1,877,967,523	—	1,923,097,771
Germany	54,985,991	1,541,388,514	—	1,596,374,505
Hong Kong	964,267	660,065,257	—	661,029,524
Ireland	34,909,293	191,625,346	—	226,534,639
Israel	22,365,640	156,707,438	—	179,073,078
Italy	15,229,693	567,324,770	—	582,554,463
Japan	111,709,398	6,139,822,527	—	6,251,531,925
Netherlands	129,788,011	753,173,445	—	882,961,456
New Zealand	293,531	142,588,986	—	142,882,517
Norway	7,664,119	191,082,008	—	198,746,127
Portugal	357,219	54,778,845	—	55,136,064
Singapore	6,849	218,162,741	—	218,169,590
Spain	3,884,358	460,486,390	—	464,370,748
Sweden	2,457,196	777,400,157	—	779,857,353
Switzerland	142,178,837	1,723,971,550	—	1,866,150,387

41

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
United Kingdom	$599,111,609	$2,507,637,696	—	$3,106,749,305
United States	—	117,462	—	117,462
Preferred Stocks
Germany	—	160,397,619	—	160,397,619
United Kingdom	—	12,071	—	12,071
Rights/Warrants
Canada	—	2,385,955	—	2,385,955
Spain	—	290,076	—	290,076
United Kingdom	—	2,836,103	—	2,836,103
Securities Lending Collateral	—	1,094,988,135	—	1,094,988,135
Futures Contracts**	(1,860,719)	—	—	(1,860,719)

TOTAL	$3,603,474,097	$22,238,797,262	—	$25,842,271,359

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

42

GLOBAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in U.S. Small Cap Portfolio of DFA Investment Dimensions Group Inc	803,093	$24,895,890
Investment in The Emerging Markets Small Cap Series of The DFA Investment Trust Company		5,733,151
Investment in The Continental Small Company Series of The DFA Investment Trust Company		5,130,613
Investment in The Japanese Small Company Series of The DFA Investment Trust Company		3,180,392
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company		1,853,536
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company		1,503,122
Investment in The Canadian Small Company Series of The DFA Investment Trust Company		1,417,491

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $43,969,799)		$43,714,195

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$43,714,195	—	—	$43,714,195

TOTAL	$43,714,195	—	—	$43,714,195

See accompanying Notes to Financial Statements.

43

INTERNATIONAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company	$4,057,689,728
Investment in The Japanese Small Company Series of The DFA Investment Trust Company	2,472,938,534
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company	1,457,035,142
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company	1,146,647,138
Investment in The Canadian Small Company Series of The DFA Investment Trust Company	946,466,202

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$10,080,776,744

As of October 31, 2020, International Small Company Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	475	12/18/20	$78,811,800	$77,536,625	$(1,275,175)

Total Futures Contracts			$78,811,800	$77,536,625	$(1,275,175)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$10,080,776,744	—	—	$10,080,776,744
Futures Contracts**	(1,275,175)	—	—	(1,275,175)

TOTAL	$10,079,501,569	—	—	$10,079,501,569

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

44

JAPANESE SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Japanese Small Company Series of The DFA Investment Trust Company	$467,034,485

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$467,034,485

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

45

ASIA PACIFIC SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company	$378,863,871

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$378,863,871

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

46

UNITED KINGDOM SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company	$16,892,837

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$16,892,837

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

47

CONTINENTAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company	$539,124,853

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$539,124,853

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

48

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (92.3%)
AUSTRALIA — (18.0%)
Charter Hall Group	5,431,397	$47,093,077	1.0%
Dexus	12,475,576	75,477,814	1.6%
Goodman Group	19,072,383	246,856,800	5.3%
GPT Group (The)	22,487,604	63,690,549	1.4%
Mirvac Group	44,833,141	66,486,256	1.4%
Scentre Group	58,622,741	86,510,715	1.9%
Stockland	26,589,291	71,899,618	1.6%
Vicinity Centres	46,119,137	39,192,370	0.8%
Other Securities		197,503,160	4.3%

TOTAL AUSTRALIA		894,710,359	19.3%

BELGIUM — (3.7%)
Aedifica SA	385,213	38,821,693	0.8%
Cofinimmo SA	312,909	42,526,465	0.9%
Warehouses De Pauw CVA	1,641,998	55,012,302	1.2%
Other Securities		46,259,727	1.0%

TOTAL BELGIUM		182,620,187	3.9%

CANADA — (4.7%)
# Canadian Apartment Properties REIT	1,000,265	32,155,933	0.7%
Other Securities		201,961,130	4.3%

TOTAL CANADA		234,117,063	5.0%

CHINA — (0.2%)
Other Securities		10,478,775	0.2%

FRANCE — (3.4%)
Covivio	614,468	36,591,953	0.8%
# Gecina SA	554,553	68,843,877	1.5%
# Klepierre SA	2,404,190	30,461,301	0.7%
Other Securities		33,470,881	0.6%

TOTAL FRANCE		169,368,012	3.6%

GERMANY — (0.7%)
Other Securities		34,754,830	0.8%

HONG KONG — (4.6%)
Link REIT	24,676,105	188,324,513	4.1%
Other Securities		38,806,166	0.8%

TOTAL HONG KONG		227,130,679	4.9%

IRELAND — (0.4%)
Other Securities		17,847,444	0.4%

ITALY — (0.1%)
Other Securities		3,271,953	0.1%

JAPAN — (26.1%)
Activia Properties, Inc.	7,953	28,734,326	0.6%
Advance Residence Investment Corp.	16,113	47,048,322	1.0%

49

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
JAPAN — (Continued)
Daiwa House REIT Investment Corp.	23,269	$53,827,278	1.2%
GLP J-Reit	44,121	68,019,045	1.5%
# Industrial & Infrastructure Fund Investment Corp.	21,049	35,831,429	0.8%
Japan Logistics Fund, Inc.	10,199	28,661,990	0.6%
Japan Real Estate Investment Corp.	15,460	75,764,897	1.6%
Japan Retail Fund Investment Corp.	31,459	45,345,204	1.0%
# Kenedix Office Investment Corp.	5,187	30,000,322	0.6%
Nippon Accommodations Fund, Inc.	5,146	29,479,726	0.6%
# Nippon Building Fund, Inc.	14,206	71,751,675	1.5%
Nippon Prologis REIT, Inc.	24,608	80,995,726	1.7%
Nomura Real Estate Master Fund, Inc.	48,860	58,346,279	1.3%
Orix JREIT, Inc.	30,319	42,610,604	0.9%
# Sekisui House Reit, Inc.	50,069	35,012,877	0.8%
United Urban Investment Corp.	35,700	38,115,816	0.8%
Other Securities		524,375,951	11.3%

TOTAL JAPAN		1,293,921,467	27.8%

MALAYSIA — (0.5%)
Other Securities		27,612,423	0.6%

MEXICO — (1.5%)
# Fibra Uno Administracion S.A. de C.V.	38,682,934	29,415,917	0.6%
Other Securities		45,487,151	1.0%

TOTAL MEXICO		74,903,068	1.6%

NETHERLANDS — (1.9%)
# Unibail-Rodamco-Westfield (BFYM460)	1,213,572	49,126,483	1.1%
Other Securities		43,179,323	0.9%

TOTAL NETHERLANDS		92,305,806	2.0%

NEW ZEALAND — (1.5%)
Other Securities		74,989,759	1.6%

SINGAPORE — (9.6%)
Ascendas Real Estate Investment Trust	33,186,192	70,026,837	1.5%
# CapitaLand Mall Trust	50,660,711	64,215,358	1.4%
Keppel DC REIT	14,296,483	30,354,502	0.7%
# Mapletree Commercial Trust	23,754,206	29,951,116	0.6%
Mapletree Industrial Trust	17,439,758	38,867,124	0.8%
Mapletree Logistics Trust	28,607,456	40,865,530	0.9%
Other Securities		201,333,614	4.3%

TOTAL SINGAPORE		475,614,081	10.2%

SOUTH AFRICA — (1.2%)
Other Securities		58,603,546	1.3%

SPAIN — (1.1%)
Merlin Properties Socimi SA	4,381,606	29,492,762	0.6%
Other Securities		26,534,857	0.6%

TOTAL SPAIN		56,027,619	1.2%

50

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
TAIWAN — (0.3%)
Other Securities		$16,159,929	0.4%

TURKEY — (0.2%)
Other Securities		9,552,032	0.2%

UNITED KINGDOM — (12.6%)
Big Yellow Group P.L.C.	2,186,308	31,156,906	0.7%
British Land Co. P.L.C. (The)	11,080,454	50,038,355	1.1%
Derwent London P.L.C.	1,341,890	46,209,966	1.0%
# Land Securities Group P.L.C.	8,773,483	57,887,599	1.2%
LondonMetric Property P.L.C.	11,773,255	32,917,139	0.7%
Safestore Holdings P.L.C.	3,114,018	32,416,846	0.7%
Segro P.L.C.	14,094,509	164,690,007	3.5%
Tritax Big Box REIT P.L.C.	20,913,266	42,432,659	0.9%
* UNITE Group P.L.C. (The)	3,260,016	35,181,129	0.8%
Other Securities		131,617,397	2.8%

TOTAL UNITED KINGDOM		624,548,003	13.4%

TOTAL COMMON STOCKS		4,578,537,035	98.5%

TOTAL INVESTMENT SECURITIES (Cost $5,115,107,005)		4,578,537,035

		Value†
SECURITIES LENDING COLLATERAL — (7.7%)
@§ The DFA Short Term Investment Fund	32,784,321	379,347,377	8.2%

TOTAL INVESTMENTS—(100.0%) (Cost $5,494,423,502)		$4,957,884,412	106.7%

As of October 31, 2020, DFA International Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	187	12/18/20	$32,202,344	$30,524,945	$(1,677,399)

Total Futures Contracts			$32,202,344	$30,524,945	$(1,677,399)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$458,066	$894,252,293	—	$894,710,359
Belgium	—	182,620,187	—	182,620,187
Canada	234,117,063	—	—	234,117,063
China	—	10,478,775	—	10,478,775
France	—	169,368,012	—	169,368,012

51

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Germany	—	$34,754,830	—	$34,754,830
Hong Kong	—	227,130,679	—	227,130,679
Ireland	—	17,847,444	—	17,847,444
Italy	—	3,271,953	—	3,271,953
Japan	—	1,293,921,467	—	1,293,921,467
Malaysia	—	27,612,423	—	27,612,423
Mexico	$74,903,068	—	—	74,903,068
Netherlands	—	92,305,806	—	92,305,806
New Zealand	—	74,989,759	—	74,989,759
Singapore	—	475,614,081	—	475,614,081
South Africa	—	58,603,546	—	58,603,546
Spain	—	56,027,619	—	56,027,619
Taiwan	—	16,159,929	—	16,159,929
Turkey	—	9,552,032	—	9,552,032
United Kingdom	—	624,548,003	—	624,548,003
Securities Lending Collateral	—	379,347,377	—	379,347,377
Futures Contracts**	(1,677,399)	—	—	(1,677,399)

TOTAL	$307,800,798	$4,648,406,215	—	$4,956,207,013

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

52

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (53.6%)
UNITED STATES — (53.6%)
	Alexandria Real Estate Equities, Inc.	502,810	$76,185,771	1.1%
	American Campus Communities, Inc.	557,058	20,867,393	0.3%
	American Homes 4 Rent, Class A	1,151,985	32,566,627	0.4%
	American Tower Corp.	1,735,168	398,481,331	5.5%
#	AvalonBay Communities, Inc.	561,134	78,070,573	1.1%
	Boston Properties, Inc.	579,858	41,987,518	0.6%
	Camden Property Trust	395,058	36,440,150	0.5%
	CoreSite Realty Corp.	172,151	20,547,943	0.3%
	Crown Castle International Corp.	1,634,939	255,377,472	3.5%
	CubeSmart	784,180	26,607,227	0.4%
	CyrusOne, Inc.	474,061	33,682,034	0.5%
	Digital Realty Trust, Inc.	885,428	127,767,232	1.8%
	Duke Realty Corp.	1,477,396	56,126,274	0.8%
	EastGroup Properties, Inc.	159,200	21,186,336	0.3%
	Equinix, Inc.	336,500	246,062,260	3.4%
	Equity LifeStyle Properties, Inc.	692,628	40,996,651	0.6%
	Equity Residential	1,483,968	69,716,817	1.0%
	Essex Property Trust, Inc.	259,989	53,191,150	0.7%
	Extra Space Storage, Inc.	519,649	60,253,302	0.8%
	First Industrial Realty Trust, Inc.	522,323	20,793,679	0.3%
	Gaming and Leisure Properties, Inc.	840,012	30,534,436	0.4%
	Healthcare Trust of America, Inc., Class A	884,544	21,494,419	0.3%
	Healthpeak Properties, Inc.	2,146,229	57,883,796	0.8%
	Host Hotels & Resorts, Inc.	2,798,309	29,326,278	0.4%
	Invitation Homes, Inc.	2,234,793	60,920,453	0.8%
#	Iron Mountain, Inc.	1,168,783	30,458,485	0.4%
	Kilroy Realty Corp.	423,624	19,944,218	0.3%
	Lamar Advertising Co., Class A	349,659	21,664,872	0.3%
	Life Storage, Inc.	189,902	21,677,313	0.3%
	Medical Properties Trust, Inc.	2,145,028	38,224,399	0.5%
	Mid-America Apartment Communities, Inc.	455,808	53,160,831	0.7%
#	National Retail Properties, Inc.	702,392	22,483,568	0.3%
	Omega Healthcare Investors, Inc.	918,650	26,466,311	0.4%
	Prologis, Inc.	2,885,094	286,201,283	4.0%
	Public Storage	614,993	140,876,447	1.9%
	Realty Income Corp.	1,375,641	79,594,588	1.1%
	Regency Centers Corp.	686,719	24,440,315	0.3%
	Rexford Industrial Realty, Inc.	501,030	23,277,854	0.3%
	SBA Communications Corp.	443,093	128,660,914	1.8%
	Simon Property Group, Inc.	1,219,545	76,599,621	1.1%
	STORE Capital Corp.	974,506	25,044,804	0.3%
	Sun Communities, Inc.	392,316	53,994,451	0.7%
	UDR, Inc.	1,196,845	37,389,438	0.5%
	Ventas, Inc.	1,487,025	58,692,877	0.8%
	VEREIT, Inc.	4,362,883	27,049,875	0.4%
	Vornado Realty Trust	634,192	19,488,720	0.3%
	Welltower, Inc.	1,608,880	86,509,478	1.2%
	WP Carey, Inc.	693,357	43,411,082	0.6%
	Other Securities		643,304,224	8.9%

TOTAL UNITED STATES			3,905,683,090	54.0%

53

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
AFFILIATED INVESTMENT COMPANIES — (45.4%)
DFA International Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc	686,418,396	$2,587,797,354	35.8%
DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc	21,075,018	720,976,350	10.0%

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES		3,308,773,704	45.8%

TOTAL INVESTMENT SECURITIES (Cost $7,526,353,654)		7,214,456,794

SECURITIES LENDING COLLATERAL — (1.0%)
@§ The DFA Short Term Investment Fund	6,235,899	72,155,584	1.0%

TOTAL INVESTMENTS—(100.0%) (Cost $7,598,493,388)		$7,286,612,378	100.8%

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
United States	$3,905,630,308	$52,782	—	$3,905,683,090
Affiliated Investment Companies	3,308,773,704	—	—	3,308,773,704
Securities Lending Collateral	—	72,155,584	—	72,155,584

TOTAL	$7,214,404,012	$72,208,366	—	$7,286,612,378

See accompanying Notes to Financial Statements.

54

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.6%)
AUSTRALIA — (7.6%)
Cleanaway Waste Management, Ltd.	35,410,403	$51,048,380	0.5%
Downer EDI, Ltd.	10,342,407	31,977,826	0.3%
IGO, Ltd.	9,546,016	29,836,362	0.3%
Nine Entertainment Co. Holdings, Ltd.	22,352,125	32,674,128	0.3%
OZ Minerals, Ltd.	6,865,911	71,723,927	0.7%
Other Securities		552,601,412	5.7%

TOTAL AUSTRALIA		769,862,035	7.8%

AUSTRIA — (0.8%)
Other Securities		82,094,265	0.8%

BELGIUM — (1.5%)
* Ackermans & van Haaren NV	364,335	44,847,246	0.5%
Other Securities		109,842,071	1.1%

TOTAL BELGIUM		154,689,317	1.6%

CANADA — (9.8%)
Alamos Gold, Inc., Class A	7,335,819	67,009,621	0.7%
# Canadian Western Bank	1,872,110	34,426,702	0.4%
Centerra Gold, Inc.	4,954,470	43,286,070	0.4%
# Genworth MI Canada, Inc.	1,030,214	34,178,082	0.4%
* IAMGOLD Corp.	9,868,177	36,145,541	0.4%
# Linamar Corp.	950,360	31,065,209	0.3%
#* SSR Mining, Inc.	2,011,450	37,230,629	0.4%
Tourmaline Oil Corp.	2,345,001	30,379,582	0.3%
# TransAlta Corp.	6,330,384	37,536,616	0.4%
Yamana Gold, Inc.	13,241,356	73,645,912	0.8%
Other Securities		567,695,063	5.5%

TOTAL CANADA		992,599,027	10.0%

DENMARK — (2.1%)
* Jyske Bank A.S.	1,162,241	34,632,590	0.4%
Schouw & Co., A.S.	346,020	30,132,091	0.3%
Other Securities		145,937,350	1.4%

TOTAL DENMARK		210,702,031	2.1%

FINLAND — (2.6%)
Kemira Oyj	2,792,209	34,494,696	0.3%
Konecranes Oyj	1,066,526	33,558,057	0.3%
Metsa Board Oyj	4,187,145	35,131,495	0.4%
# Nokian Renkaat Oyj	1,439,643	44,237,239	0.4%
Other Securities		112,551,093	1.2%

TOTAL FINLAND		259,972,580	2.6%

FRANCE — (3.6%)
* Elis SA	2,927,943	32,113,144	0.3%
* Rexel SA	5,590,516	58,860,670	0.6%
Other Securities		271,856,928	2.8%

TOTAL FRANCE		362,830,742	3.7%

55

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
	GERMANY — (5.8%)
	Aurubis AG	1,173,538	$75,075,288	0.8%
#*	Commerzbank AG	12,261,026	58,035,255	0.6%
	Lanxess AG	1,090,963	55,331,196	0.6%
	Other Securities		400,594,456	4.0%

	TOTAL GERMANY		589,036,195	6.0%

	GREECE — (0.0%)
	Other Securities		2,001	0.0%

	HONG KONG — (2.8%)
	Other Securities		285,818,677	2.9%

	IRELAND — (0.0%)
	Other Securities		4,436,586	0.0%

	ISRAEL — (0.8%)
	Other Securities		81,988,726	0.8%

	ITALY — (3.4%)
#	Buzzi Unicem SpA	1,485,793	32,149,274	0.3%
*	Unipol Gruppo SpA	10,098,772	36,835,847	0.4%
	Other Securities		272,163,182	2.8%

	TOTAL ITALY		341,148,303	3.5%

	JAPAN — (25.5%)
	Shimachu Co., Ltd.	1,004,300	53,084,409	0.5%
	Other Securities		2,531,480,535	25.6%

	TOTAL JAPAN		2,584,564,944	26.1%

	NETHERLANDS — (3.1%)
	APERAM SA	1,236,551	33,184,896	0.3%
	ASR Nederland NV	2,674,123	81,147,541	0.8%
	SBM Offshore NV	4,667,578	75,428,907	0.8%
*Ω	Signify NV	1,786,371	63,407,820	0.6%
	Other Securities		59,372,445	0.7%

	TOTAL NETHERLANDS		312,541,609	3.2%

	NEW ZEALAND — (0.5%)
	Other Securities		51,892,870	0.5%

	NORWAY — (0.8%)
	Other Securities		76,032,619	0.8%

	PORTUGAL — (0.2%)
	Other Securities		20,345,934	0.2%

	SINGAPORE — (1.0%)
	Other Securities		105,174,732	1.1%

	SPAIN — (2.2%)
	Ebro Foods SA	1,792,345	40,130,428	0.4%

56

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SPAIN — (Continued)
Other Securities		$181,501,057	1.8%

TOTAL SPAIN		221,631,485	2.2%

SWEDEN — (3.4%)
Other Securities		343,011,307	3.5%

SWITZERLAND — (5.2%)
Allreal Holding AG	281,115	59,539,946	0.6%
Helvetia Holding AG	625,301	49,031,829	0.5%
Siegfried Holding AG	64,976	41,136,871	0.4%
Other Securities		374,010,161	3.8%

TOTAL SWITZERLAND		523,718,807	5.3%

UNITED KINGDOM — (12.9%)
Aggreko P.L.C.	5,413,669	30,855,816	0.3%
Bellway P.L.C.	2,773,677	83,918,089	0.9%
Centamin P.L.C.	31,245,884	50,251,152	0.5%
Close Brothers Group P.L.C.	3,168,810	44,186,390	0.5%
* Grafton Group P.L.C.	5,538,784	48,151,335	0.5%
* Meggitt P.L.C.	8,865,721	31,415,610	0.3%
Pets at Home Group P.L.C.	6,666,241	33,477,768	0.3%
* Redrow P.L.C.	7,039,369	37,953,578	0.4%
Royal Mail P.L.C.	11,498,732	33,845,542	0.4%
* Travis Perkins P.L.C.	5,527,930	75,922,117	0.8%
Vesuvius P.L.C.	7,161,691	37,044,382	0.4%
* Vistry Group P.L.C.	6,680,942	47,140,748	0.5%
Other Securities		751,735,413	7.4%

TOTAL UNITED KINGDOM		1,305,897,940	13.2%

TOTAL COMMON STOCKS		9,679,992,732	97.9%

PREFERRED STOCKS — (0.3%)

GERMANY — (0.3%)
Other Securities		26,152,984	0.3%

RIGHTS/WARRANTS — (0.0%)

CANADA — (0.0%)
Other Security		1,195,196	0.0%

GERMANY — (0.0%)
Other Security		2,884	0.0%

SINGAPORE — (0.0%)
Other Securities		40,190	0.0%

TOTAL RIGHTS/WARRANTS		1,238,270	0.0%

TOTAL INVESTMENT SECURITIES (Cost $10,743,878,713)		9,707,383,986

57

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value»†	Percentage of Net Assets‡
SECURITIES LENDING COLLATERAL — (4.1%)
@§ The DFA Short Term Investment Fund	36,277,073	$419,762,013	4.2%

TOTAL INVESTMENTS—(100.0%) (Cost $11,163,569,033)		$10,127,145,999	102.4%

As of October 31, 2020, DFA International Small Cap Value Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	716	12/18/20	$122,069,615	$116,876,260	$(5,193,355)

Total Futures Contracts			$122,069,615	$116,876,260	$(5,193,355)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$439,644	$769,422,391	—	$769,862,035
Austria	—	82,094,265	—	82,094,265
Belgium	575,905	154,113,412	—	154,689,317
Canada	991,973,745	625,282	—	992,599,027
Denmark	—	210,702,031	—	210,702,031
Finland	—	259,972,580	—	259,972,580
France	—	362,830,742	—	362,830,742
Germany	—	589,036,195	—	589,036,195
Greece	—	2,001	—	2,001
Hong Kong	370,503	285,448,174	—	285,818,677
Ireland	—	4,436,586	—	4,436,586
Israel	221,762	81,766,964	—	81,988,726
Italy	—	341,148,303	—	341,148,303
Japan	—	2,584,564,944	—	2,584,564,944
Netherlands	797,313	311,744,296	—	312,541,609
New Zealand	—	51,892,870	—	51,892,870
Norway	113,842	75,918,777	—	76,032,619
Portugal	—	20,345,934	—	20,345,934
Singapore	—	105,174,732	—	105,174,732
Spain	—	221,631,485	—	221,631,485
Sweden	4,556,994	338,454,313	—	343,011,307
Switzerland	—	523,718,807	—	523,718,807
United Kingdom	—	1,305,897,940	—	1,305,897,940
Preferred Stocks
Germany	—	26,152,984	—	26,152,984
Rights/Warrants
Canada	—	1,195,196	—	1,195,196
Germany	—	2,884	—	2,884
Singapore	—	40,190	—	40,190

58

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	—	$419,762,013	—	$419,762,013
Futures Contracts**	$(5,193,355)	—	—	(5,193,355)

TOTAL	$993,856,353	$9,128,096,291	—	$10,121,952,644

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

59

INTERNATIONAL VECTOR EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.1%)
AUSTRALIA — (6.2%)
BHP Group, Ltd.	178,389	$4,276,275	0.2%
Commonwealth Bank of Australia	93,348	4,532,188	0.2%
Westpac Banking Corp.	360,411	4,561,672	0.2%
Other Securities		161,498,347	5.8%

TOTAL AUSTRALIA		174,868,482	6.4%

AUSTRIA — (0.5%)
Other Securities		15,159,229	0.6%

BELGIUM — (1.1%)
Other Securities		30,931,706	1.1%

CANADA — (9.6%)
Canadian Natural Resources, Ltd.	515,271	8,218,572	0.3%
Kinross Gold Corp.	607,485	4,833,251	0.2%
Magna International, Inc.	136,215	6,961,949	0.3%
Nutrien, Ltd.	126,234	5,135,210	0.2%
Royal Bank of Canada	73,948	5,170,754	0.2%
Other Securities		241,183,244	8.8%

TOTAL CANADA		271,502,980	10.0%

DENMARK — (2.5%)
GN Store Nord A.S.	68,341	4,920,346	0.2%
Pandora A.S.	115,658	9,175,083	0.3%
Other Securities		55,606,024	2.1%

TOTAL DENMARK		69,701,453	2.6%

FINLAND — (1.7%)
Other Securities		47,432,170	1.7%

FRANCE — (6.9%)
Arkema SA	66,054	6,469,312	0.2%
* Atos SE	67,753	4,628,604	0.2%
* Cie de Saint-Gobain	157,949	6,152,668	0.2%
Cie Generale des Etablissements Michelin SCA	86,287	9,319,080	0.4%
Iliad SA	25,004	4,834,066	0.2%
#* Ingenico Group SA	33,176	4,769,890	0.2%
Orange SA	418,182	4,696,025	0.2%
* Peugeot SA	392,822	7,056,736	0.3%
Total SE	308,861	9,357,472	0.4%
Other Securities		136,765,488	4.8%

TOTAL FRANCE		194,049,341	7.1%

GERMANY — (5.9%)
Allianz SE	39,330	6,928,160	0.3%
Brenntag AG	67,385	4,307,005	0.2%
* Commerzbank AG	941,728	4,457,491	0.2%
Daimler AG	115,128	5,950,792	0.2%
# KION Group AG	63,587	4,954,755	0.2%

60

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (Continued)
Other Securities		$141,036,143	5.0%

TOTAL GERMANY		167,634,346	6.1%

HONG KONG — (2.2%)
Other Securities		63,764,591	2.3%

IRELAND — (1.0%)
# CRH P.L.C., Sponsored ADR	318,075	11,180,336	0.4%
* Flutter Entertainment P.L.C.	32,269	5,590,631	0.2%
Other Securities		11,291,292	0.4%

TOTAL IRELAND		28,062,259	1.0%

ISRAEL — (0.8%)
Other Securities		23,850,910	0.9%

ITALY — (2.7%)
* Intesa Sanpaolo SpA	3,029,136	5,028,680	0.2%
Other Securities		70,614,967	2.6%

TOTAL ITALY		75,643,647	2.8%

JAPAN — (24.2%)
Mitsubishi UFJ Financial Group, Inc.	1,117,000	4,403,108	0.2%
SoftBank Group Corp.	82,100	5,347,483	0.2%
Sony Corp., Sponsored ADR	54,920	4,594,607	0.2%
Toyota Motor Corp.	86,018	5,646,814	0.2%
Toyota Motor Corp., Sponsored ADR	34,806	4,569,680	0.2%
Other Securities		659,697,179	24.1%

TOTAL JAPAN		684,258,871	25.1%

NETHERLANDS — (3.3%)
ASM International NV	34,931	4,989,223	0.2%
ASR Nederland NV	149,446	4,535,010	0.2%
Koninklijke Ahold Delhaize NV	437,995	12,007,969	0.4%
* Randstad NV	117,015	5,838,642	0.2%
*Ω Signify NV	139,981	4,968,671	0.2%
Other Securities		62,388,129	2.3%

TOTAL NETHERLANDS		94,727,644	3.5%

NEW ZEALAND — (0.6%)
Other Securities		15,777,833	0.6%

NORWAY — (0.8%)
Other Securities		21,616,450	0.8%

PORTUGAL — (0.2%)
Other Securities		4,791,030	0.2%

SINGAPORE — (0.8%)
Other Securities		22,673,568	0.8%

SPAIN — (1.8%)
Other Securities		50,925,093	1.9%

61

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SWEDEN — (3.2%)
Other Securities		$91,291,717	3.3%

SWITZERLAND — (7.0%)
Adecco Group AG	88,563	4,342,592	0.2%
Julius Baer Group, Ltd.	99,709	4,437,572	0.2%
Nestle SA	126,847	14,267,483	0.5%
Novartis AG, Sponsored ADR	70,669	5,517,836	0.2%
Swisscom AG	8,588	4,367,864	0.2%
Zurich Insurance Group AG	14,535	4,827,736	0.2%
Other Securities		160,095,814	5.8%

TOTAL SWITZERLAND		197,856,897	7.3%

UNITED KINGDOM — (12.1%)
BP P.L.C.	2,171,504	5,538,819	0.2%
British American Tobacco P.L.C.	154,373	4,892,909	0.2%
BT Group P.L.C.	3,746,165	4,920,022	0.2%
# HSBC Holdings P.L.C., Sponsored ADR	320,826	6,730,929	0.3%
* Kingfisher P.L.C	1,314,662	4,889,207	0.2%
Royal Dutch Shell P.L.C., Sponsored ADR, Class B	293,891	7,097,468	0.3%
Other Securities		308,491,427	11.2%

TOTAL UNITED KINGDOM		342,560,781	12.6%

TOTAL COMMON STOCKS		2,689,080,998	98.7%

PREFERRED STOCKS — (0.5%)

GERMANY — (0.5%)
Volkswagen AG	37,294	5,432,396	0.2%
Other Securities		9,930,309	0.4%

TOTAL GERMANY		15,362,705	0.6%

UNITED KINGDOM — (0.0%)
Other Security		2,216	0.0%

TOTAL PREFERRED STOCKS		15,364,921	0.6%

RIGHTS/WARRANTS — (0.0%)

CANADA — (0.0%)
Other Securities		241,843	0.0%

SPAIN — (0.0%)
Other Security		44,174	0.0%

UNITED KINGDOM — (0.0%)
Other Security		166,096	0.0%

TOTAL RIGHTS/WARRANTS		452,113	0.0%

TOTAL INVESTMENT SECURITIES (Cost $2,586,114,073)		2,704,898,032

62

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
SECURITIES LENDING COLLATERAL — (4.4%)
@§ The DFA Short Term Investment Fund	10,697,191	$123,777,192	4.6%

TOTAL INVESTMENTS—(100.0%) (Cost $2,709,863,371)		$2,828,675,224	103.9%

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$483,095	$174,385,387	—	$174,868,482
Austria	—	15,159,229	—	15,159,229
Belgium	723,527	30,208,179	—	30,931,706
Canada	270,200,371	1,302,609	—	271,502,980
Denmark	—	69,701,453	—	69,701,453
Finland	—	47,432,170	—	47,432,170
France	194,617	193,854,724	—	194,049,341
Germany	7,480,574	160,153,772	—	167,634,346
Hong Kong	248,755	63,515,836	—	63,764,591
Ireland	11,180,336	16,881,923	—	28,062,259
Israel	1,963,112	21,887,798	—	23,850,910
Italy	4,235,945	71,407,702	—	75,643,647
Japan	11,522,140	672,736,731	—	684,258,871
Netherlands	7,747,969	86,979,675	—	94,727,644
New Zealand	12,931	15,764,902	—	15,777,833
Norway	65,633	21,550,817	—	21,616,450
Portugal	—	4,791,030	—	4,791,030
Singapore	4,248	22,669,320	—	22,673,568
Spain	1,664,071	49,261,022	—	50,925,093
Sweden	327,130	90,964,587	—	91,291,717
Switzerland	14,340,761	183,516,136	—	197,856,897
United Kingdom	34,161,329	308,399,452	—	342,560,781
Preferred Stocks
Germany	—	15,362,705	—	15,362,705
United Kingdom	—	2,216	—	2,216
Rights/Warrants
Canada	—	241,843	—	241,843
Spain	—	44,174	—	44,174
United Kingdom	—	166,096	—	166,096
Securities Lending Collateral	—	123,777,192	—	123,777,192

TOTAL	$366,556,544	$2,462,118,680	—	$2,828,675,224

See accompanying Notes to Financial Statements.

63

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (96.1%)
AUSTRALIA — (5.9%)
BHP Group, Ltd.	250,101	$5,995,328	0.4%
# BHP Group, Ltd., Sponsored ADR	234,341	11,274,146	0.8%
CSL, Ltd.	77,414	15,673,028	1.1%
Woolworths Group, Ltd.	253,239	6,812,205	0.5%
Other Securities		49,777,922	3.3%

TOTAL AUSTRALIA		89,532,629	6.1%

AUSTRIA — (0.0%)
Other Security		736,303	0.0%

BELGIUM — (0.8%)
Other Securities		12,301,441	0.8%

CANADA — (8.2%)
Canadian National Railway Co.	81,933	8,139,182	0.6%
Canadian Natural Resources, Ltd.	457,803	7,284,713	0.5%
National Bank of Canada	138,986	6,670,243	0.5%
Other Securities		101,441,246	6.8%

TOTAL CANADA		123,535,384	8.4%

DENMARK — (2.3%)
Novo Nordisk A.S., Class B	460,979	29,394,618	2.0%
Other Securities		4,736,817	0.3%

TOTAL DENMARK		34,131,435	2.3%

FINLAND — (1.1%)
Other Securities		16,948,580	1.1%

FRANCE — (9.6%)
Air Liquide SA	47,519	6,949,097	0.5%
Capgemini SE	56,846	6,563,882	0.4%
Kering SA	14,579	8,810,325	0.6%
Legrand SA	92,541	6,849,820	0.5%
LVMH Moet Hennessy Louis Vuitton SE	59,150	27,726,426	1.9%
Orange SA	658,647	7,396,356	0.5%
Vinci SA	108,246	8,549,818	0.6%
Other Securities		72,370,197	4.8%

TOTAL FRANCE		145,215,921	9.8%

GERMANY — (7.4%)
* Adidas AG	32,418	9,631,545	0.6%
Deutsche Post AG	218,448	9,685,543	0.7%
Deutsche Telekom AG	803,082	12,205,841	0.8%
# E.ON SE	886,740	9,234,657	0.6%
SAP SE	91,993	9,814,234	0.7%
Other Securities		60,336,139	4.1%

TOTAL GERMANY		110,907,959	7.5%

HONG KONG — (2.6%)
Hong Kong Exchanges & Clearing, Ltd.	248,737	11,919,156	0.8%

64

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
HONG KONG — (Continued)
Other Securities		$26,858,445	1.8%

TOTAL HONG KONG		38,777,601	2.6%

IRELAND — (0.6%)
Other Securities		8,441,899	0.6%

ISRAEL — (0.3%)
Other Securities		5,200,119	0.4%

ITALY — (1.7%)
Other Securities		25,297,731	1.7%

JAPAN — (24.1%)
Daikin Industries, Ltd.	49,600	9,281,808	0.6%
Fast Retailing Co., Ltd.	10,400	7,254,433	0.5%
Hoya Corp.	74,600	8,419,124	0.6%
Kao Corp.	103,100	7,340,585	0.5%
KDDI Corp.	413,300	11,181,827	0.8%
Murata Manufacturing Co., Ltd.	102,400	7,181,174	0.5%
Nintendo Co., Ltd.	23,900	12,922,461	0.9%
NTT DOCOMO, Inc.	247,500	9,215,710	0.6%
Recruit Holdings Co., Ltd.	220,700	8,397,778	0.6%
Softbank Corp.	604,400	7,033,683	0.5%
SoftBank Group Corp.	216,000	14,068,895	1.0%
Sony Corp.	299,100	24,934,897	1.7%
Tokyo Electron, Ltd.	31,900	8,562,305	0.6%
Other Securities		227,641,781	15.2%

TOTAL JAPAN		363,436,461	24.6%

NETHERLANDS — (3.7%)
Koninklijke Ahold Delhaize NV	293,223	8,038,933	0.5%
Unilever NV	277,189	15,677,810	1.1%
# Unilever NV	62,170	3,504,755	0.2%
Wolters Kluwer NV	127,654	10,335,718	0.7%
Other Securities		17,678,333	1.2%

TOTAL NETHERLANDS		55,235,549	3.7%

NEW ZEALAND — (0.3%)
Other Securities		4,257,784	0.3%

NORWAY — (0.6%)
Other Securities		8,622,661	0.6%

PORTUGAL — (0.1%)
Other Security		999,578	0.1%

SINGAPORE — (0.8%)
Other Securities		12,708,741	0.9%

SPAIN — (1.7%)
Other Securities		25,466,495	1.7%

SWEDEN — (2.7%)
Other Securities		41,167,374	2.8%

65

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SWITZERLAND — (9.7%)
Geberit AG	13,431	$7,644,513	0.5%
Nestle SA	279,289	31,413,837	2.1%
Partners Group Holding AG	7,244	6,521,815	0.5%
Roche Holding AG	6,863	2,211,266	0.2%
Roche Holding AG	181,530	58,331,278	4.0%
Sika AG	36,778	9,047,563	0.6%
Swisscom AG	12,782	6,500,936	0.4%
Other Securities		23,752,413	1.6%

TOTAL SWITZERLAND		145,423,621	9.9%

UNITED KINGDOM — (11.9%)
Ashtead Group P.L.C.	208,344	7,528,991	0.5%
AstraZeneca P.L.C.	67,346	6,761,907	0.5%
AstraZeneca P.L.C., Sponsored ADR	352,883	17,700,611	1.2%
Compass Group P.L.C.	680,403	9,313,173	0.6%
Diageo P.L.C.	80,730	2,609,020	0.2%
# Diageo P.L.C., Sponsored ADR	104,919	13,658,355	0.9%
# Rio Tinto P.L.C., Sponsored ADR	245,564	13,940,668	1.0%
SSE P.L.C.	438,250	7,187,072	0.5%
Unilever P.L.C.	48,760	2,778,775	0.2%
# Unilever P.L.C., Sponsored ADR	217,630	12,367,913	0.8%
Other Securities		85,655,303	5.8%

TOTAL UNITED KINGDOM		179,501,788	12.2%

TOTAL COMMON STOCKS		1,447,847,054	98.1%

PREFERRED STOCKS — (0.7%)

GERMANY — (0.7%)
Other Securities		11,085,920	0.8%

TOTAL INVESTMENT SECURITIES (Cost $1,366,850,188)		1,458,932,974

		Value†
SECURITIES LENDING COLLATERAL — (3.2%)
@§ The DFA Short Term Investment Fund	4,156,702	48,097,198	3.2%

TOTAL INVESTMENTS—(100.0%) (Cost $1,414,940,426)		$1,507,030,172	102.1%

As of October 31, 2020, International High Relative Profitability Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	70	12/18/20	$11,571,298	$11,426,450	$(144,848)

Total Futures Contracts			$11,571,298	$11,426,450	$(144,848)

66

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$11,274,146	$78,258,483	—	$89,532,629
Austria	—	736,303	—	736,303
Belgium	—	12,301,441	—	12,301,441
Canada	123,535,384	—	—	123,535,384
Denmark	—	34,131,435	—	34,131,435
Finland	—	16,948,580	—	16,948,580
France	626,498	144,589,423	—	145,215,921
Germany	—	110,907,959	—	110,907,959
Hong Kong	—	38,777,601	—	38,777,601
Ireland	2,526,512	5,915,387	—	8,441,899
Israel	2,502,718	2,697,401	—	5,200,119
Italy	2,842,409	22,455,322	—	25,297,731
Japan	—	363,436,461	—	363,436,461
Netherlands	16,721,707	38,513,842	—	55,235,549
New Zealand	—	4,257,784	—	4,257,784
Norway	—	8,622,661	—	8,622,661
Portugal	—	999,578	—	999,578
Singapore	—	12,708,741	—	12,708,741
Spain	—	25,466,495	—	25,466,495
Sweden	—	41,167,374	—	41,167,374
Switzerland	77,370	145,346,251	—	145,423,621
United Kingdom	65,310,004	114,191,784	—	179,501,788
Preferred Stocks
Germany	—	11,085,920	—	11,085,920
Securities Lending Collateral	—	48,097,198	—	48,097,198
Futures Contracts**	(144,848)	—	—	(144,848)

TOTAL	$225,271,900	$1,281,613,424	—	$1,506,885,324

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

67

WORLD EX U.S. VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The DFA International Value Series of The DFA Investment Trust Company		$122,844,811
Investment in Dimensional Emerging Markets Value Fund		65,121,466
Investment in DFA International Small Cap Value Portfolio of DFA Investment Dimensions Group Inc.	1,207,732	18,901,004

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $233,102,688)		$206,867,281

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$206,867,281	—	—	$206,867,281

TOTAL	$206,867,281	—	—	$206,867,281

See accompanying Notes to Financial Statements.

68

WORLD EX U.S. CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.7%)
AUSTRALIA — (4.2%)
BHP Group, Ltd.	352,621	$8,452,899	0.3%
Commonwealth Bank of Australia	97,789	4,747,806	0.2%
CSL, Ltd.	28,867	5,844,334	0.2%
Other Securities		119,597,074	3.6%

TOTAL AUSTRALIA		138,642,113	4.3%

AUSTRIA — (0.3%)
Other Securities		9,801,387	0.3%

BELGIUM — (0.7%)
Other Securities		24,066,061	0.8%

BRAZIL — (1.2%)
Vale SA	628,010	6,627,106	0.2%
Other Securities		31,630,097	1.0%

TOTAL BRAZIL		38,257,203	1.2%

CANADA — (6.4%)
Canadian National Railway Co.	47,248	4,698,814	0.2%
Royal Bank of Canada	120,786	8,445,863	0.3%
Royal Bank of Canada	97,598	6,830,884	0.2%
Other Securities		191,649,764	5.9%

TOTAL CANADA		211,625,325	6.6%

CHILE — (0.2%)
Other Securities		5,207,103	0.2%

CHINA — (11.5%)
* Alibaba Group Holding, Ltd., Sponsored ADR	44,024	13,413,673	0.4%
China Construction Bank Corp., Class H	10,450,000	7,201,231	0.2%
China Mobile, Ltd.	1,070,500	6,547,755	0.2%
CNOOC, Ltd.	5,213,000	4,769,664	0.2%
Industrial & Commercial Bank of China, Ltd., Class H	8,614,000	4,891,581	0.2%
Ping An Insurance Group Co. of China, Ltd., Class H	878,500	9,083,403	0.3%
Tencent Holdings, Ltd.	442,200	33,786,560	1.1%
Other Securities		298,807,712	9.2%

TOTAL CHINA		378,501,579	11.8%

COLOMBIA — (0.1%)
Other Securities		1,952,422	0.1%

CZECH REPUBLIC — (0.0%)
Other Securities		853,212	0.0%

DENMARK — (1.5%)
Novo Nordisk A.S., Class B	144,089	9,187,926	0.3%
Other Securities		40,304,594	1.2%

TOTAL DENMARK		49,492,520	1.5%

69

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
EGYPT — (0.0%)
Other Securities		$241,882	0.0%

FINLAND — (1.1%)
Other Securities		36,701,588	1.1%

FRANCE — (5.0%)
LVMH Moet Hennessy Louis Vuitton SE	21,810	10,223,387	0.3%
Orange SA	433,198	4,864,649	0.2%
* Peugeot SA	268,680	4,826,623	0.2%
Total SE	225,223	6,823,516	0.2%
Vinci SA	66,251	5,232,840	0.2%
Other Securities		133,991,725	4.1%

TOTAL FRANCE		165,962,740	5.2%

GERMANY — (4.2%)
Allianz SE	28,309	4,986,760	0.2%
Bayerische Motoren Werke AG	72,976	4,987,087	0.2%
Daimler AG	102,531	5,299,672	0.2%
Deutsche Telekom AG	336,042	5,107,417	0.2%
Other Securities		117,456,782	3.5%

TOTAL GERMANY		137,837,718	4.3%

GREECE — (0.0%)
Other Securities		1,427,401	0.0%

HONG KONG — (1.8%)
AIA Group, Ltd.	562,200	5,350,555	0.2%
Other Securities		55,370,749	1.7%

TOTAL HONG KONG		60,721,304	1.9%

HUNGARY — (0.1%)
Other Securities		2,051,402	0.1%

INDIA — (3.4%)
Infosys, Ltd.	347,300	4,974,878	0.2%
Reliance Industries, Ltd.	297,354	8,283,595	0.3%
Other Securities		98,935,713	3.0%

TOTAL INDIA		112,194,186	3.5%

INDONESIA — (0.5%)
Other Securities		14,730,945	0.5%

IRELAND — (0.7%)
# CRH P.L.C., Sponsored ADR	228,603	8,035,395	0.3%
Other Securities		15,892,371	0.4%

TOTAL IRELAND		23,927,766	0.7%

ISRAEL — (0.5%)
Other Securities		16,875,750	0.5%

ITALY — (1.5%)
Other Securities		50,755,952	1.6%

70

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
JAPAN — (16.1%)
NTT DOCOMO, Inc.	181,600	$6,761,911	0.2%
SoftBank Group Corp.	138,244	9,004,353	0.3%
Sony Corp.	104,000	8,670,108	0.3%
Toyota Motor Corp.	226,064	14,840,365	0.5%
Other Securities		491,517,983	15.2%

TOTAL JAPAN		530,794,720	16.5%

MALAYSIA — (0.6%)
Other Securities		20,309,018	0.6%

MEXICO — (0.7%)
Other Securities		22,426,915	0.7%

NETHERLANDS — (2.2%)
ASML Holding NV	20,610	7,444,538	0.2%
Koninklijke Ahold Delhaize NV	261,210	7,161,265	0.2%
Other Securities		57,668,093	1.9%

TOTAL NETHERLANDS		72,273,896	2.3%

NEW ZEALAND — (0.4%)
Other Securities		12,970,022	0.4%

NORWAY — (0.5%)
Other Securities		16,996,291	0.5%

PERU — (0.0%)
Other Securities		262,369	0.0%

PHILIPPINES — (0.3%)
Other Securities		8,364,575	0.3%

POLAND — (0.2%)
Other Securities		7,043,506	0.2%

PORTUGAL — (0.1%)
Other Securities		4,071,244	0.1%

QATAR — (0.2%)
Other Securities		5,021,658	0.2%

RUSSIA — (0.2%)
Other Securities		7,471,392	0.2%

SAUDI ARABIA — (0.6%)
Other Securities		20,349,595	0.6%

SINGAPORE — (0.6%)
Other Securities		19,873,284	0.6%

SOUTH AFRICA — (1.4%)
Gold Fields, Ltd., Sponsored ADR	439,903	4,808,140	0.2%
Other Securities		42,406,543	1.3%

TOTAL SOUTH AFRICA		47,214,683	1.5%

71

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (4.1%)
Samsung Electronics Co., Ltd.	661,530	$33,252,208	1.1%
SK Hynix, Inc.	79,671	5,652,088	0.2%
Other Securities		97,105,766	2.9%

TOTAL SOUTH KOREA		136,010,062	4.2%

SPAIN — (1.3%)
Iberdrola SA	559,782	6,609,669	0.2%
Other Securities		35,027,868	1.1%

TOTAL SPAIN		41,637,537	1.3%

SWEDEN — (2.2%)
* Volvo AB, Class B	272,897	5,304,350	0.2%
Other Securities		66,215,784	2.0%

TOTAL SWEDEN		71,520,134	2.2%

SWITZERLAND — (5.1%)
Nestle SA	285,492	32,111,537	1.0%
Novartis AG	100,236	7,810,648	0.3%
Roche Holding AG	58,789	18,890,748	0.6%
Sika AG	19,260	4,738,052	0.2%
Other Securities		103,550,816	3.1%

TOTAL SWITZERLAND		167,101,801	5.2%

TAIWAN — (4.9%)
Taiwan Semiconductor Manufacturing Co., Ltd.	1,170,000	17,701,718	0.6%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	129,369	10,850,178	0.4%
Other Securities		133,439,713	4.0%

TOTAL TAIWAN		161,991,609	5.0%

THAILAND — (0.6%)
Other Securities		21,113,427	0.7%

TURKEY — (0.2%)
Other Securities		5,799,476	0.2%

UNITED ARAB EMIRATES — (0.1%)
Other Securities		3,658,919	0.1%

UNITED KINGDOM — (8.2%)
AstraZeneca P.L.C., Sponsored ADR	149,455	7,496,663	0.3%
BP P.L.C., Sponsored ADR	317,435	4,913,894	0.2%
# HSBC Holdings P.L.C., Sponsored ADR	263,052	5,518,831	0.2%
# Rio Tinto P.L.C., Sponsored ADR	172,914	9,816,328	0.3%
Royal Dutch Shell P.L.C., Sponsored ADR, Class B	345,386	8,341,072	0.3%
Other Securities		235,104,354	7.2%

TOTAL UNITED KINGDOM		271,191,142	8.5%

UNITED STATES — (0.0%)
Other Security		21,081	0.0%

TOTAL COMMON STOCKS		3,157,315,915	98.3%

72

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
PREFERRED STOCKS — (0.7%)
BRAZIL — (0.3%)
Other Securities		$9,053,801	0.3%

CHILE — (0.0%)
Other Securities		200,088	0.0%

COLOMBIA — (0.0%)
Other Securities		223,562	0.0%

GERMANY — (0.4%)
Other Securities		11,787,766	0.4%

SOUTH KOREA — (0.0%)
Other Security		1,160	0.0%

UNITED KINGDOM — (0.0%)
Other Security		1,240	0.0%

TOTAL PREFERRED STOCKS		21,267,617	0.7%

RIGHTS/WARRANTS — (0.0%)

BRAZIL — (0.0%)
Other Security		2,608	0.0%

CANADA — (0.0%)
Other Securities		64,111	0.0%

FRANCE — (0.0%)
Other Security		204	0.0%

GERMANY — (0.0%)
Other Security		468	0.0%

MALAYSIA — (0.0%)
Other Securities		24,292	0.0%

SOUTH KOREA — (0.0%)
Other Securities		90,036	0.0%

SPAIN — (0.0%)
Other Security		41,758	0.0%

TAIWAN — (0.0%)
Other Securities		2,547	0.0%

THAILAND — (0.0%)
Other Securities		4,523	0.0%

UNITED KINGDOM — (0.0%)
Other Security		294,275	0.0%

TOTAL RIGHTS/WARRANTS		524,822	0.0%

TOTAL INVESTMENT SECURITIES (Cost $3,168,410,046)		3,179,108,354

73

WORLD EX U.S CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

SECURITIES LENDING COLLATERAL — (3.6%)
@§ The DFA Short Term Investment Fund	10,292,665	$119,096,422	3.7%

TOTAL INVESTMENTS—(100.0%) (Cost $3,287,477,314)		$3,298,204,776	102.7%

As of October 31, 2020, World ex U.S. Core Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	103	12/18/20	$17,411,351	$16,813,205	$(598,146)

Total Futures Contracts			$17,411,351	$16,813,205	$(598,146)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$1,022,772	$137,619,341	—	$138,642,113
Austria	—	9,801,387	—	9,801,387
Belgium	616,194	23,449,867	—	24,066,061
Brazil	38,257,203	—	—	38,257,203
Canada	210,649,893	975,432	—	211,625,325
Chile	1,004,156	4,202,947	—	5,207,103
China	53,902,024	324,599,555	—	378,501,579
Colombia	1,952,422	—	—	1,952,422
Czech Republic	—	853,212	—	853,212
Denmark	—	49,492,520	—	49,492,520
Egypt	112,131	129,751	—	241,882
Finland	—	36,701,588	—	36,701,588
France	732,593	165,230,147	—	165,962,740
Germany	1,993,363	135,844,355	—	137,837,718
Greece	1,813	1,425,588	—	1,427,401
Hong Kong	327,079	60,394,225	—	60,721,304
Hungary	—	2,051,402	—	2,051,402
India	2,315,340	109,878,846	—	112,194,186
Indonesia	135,238	14,595,707	—	14,730,945
Ireland	8,035,395	15,892,371	—	23,927,766
Israel	2,017,654	14,858,096	—	16,875,750
Italy	115,467	50,640,485	—	50,755,952
Japan	2,600,152	528,194,568	—	530,794,720
Malaysia	—	20,309,018	—	20,309,018
Mexico	22,426,736	179	—	22,426,915
Netherlands	11,547,279	60,726,617	—	72,273,896
New Zealand	—	12,970,022	—	12,970,022
Norway	123,861	16,872,430	—	16,996,291
Peru	262,369	—	—	262,369
Philippines	22,611	8,341,964	—	8,364,575
Poland	—	7,043,506	—	7,043,506

74

WORLD EX U.S CORE EQUITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Portugal	—	$4,071,244	—	$4,071,244
Qatar	—	5,021,658	—	5,021,658
Russia	$3,790,808	3,680,584	—	7,471,392
Saudi Arabia	43,693	20,305,902	—	20,349,595
Singapore	—	19,873,284	—	19,873,284
South Africa	7,715,667	39,499,016	—	47,214,683
South Korea	1,184,602	134,825,460	—	136,010,062
Spain	316,443	41,321,094	—	41,637,537
Sweden	186,836	71,333,298	—	71,520,134
Switzerland	9,488,876	157,612,925	—	167,101,801
Taiwan	11,017,475	150,974,134	—	161,991,609
Thailand	21,113,427	—	—	21,113,427
Turkey	—	5,799,476	—	5,799,476
United Arab Emirates	—	3,658,919	—	3,658,919
United Kingdom	57,828,104	213,363,038	—	271,191,142
United States	—	21,081	—	21,081
Preferred Stocks
Brazil	9,053,801	—	—	9,053,801
Chile	—	200,088	—	200,088
Colombia	223,562	—	—	223,562
Germany	—	11,787,766	—	11,787,766
South Korea	—	1,160	—	1,160
United Kingdom	—	1,240	—	1,240
Rights/Warrants
Brazil	—	2,608	—	2,608
Canada	—	64,111	—	64,111
France	—	204	—	204
Germany	—	468	—	468
Malaysia	—	24,292	—	24,292
South Korea	—	90,036	—	90,036
Spain	—	41,758	—	41,758
Taiwan	—	2,547	—	2,547
Thailand	—	4,523	—	4,523
United Kingdom	—	294,275	—	294,275
Securities Lending Collateral	—	119,096,422	—	119,096,422
Futures Contracts**	(598,146)	—	—	(598,146)

TOTAL	$481,538,893	$2,816,067,737	—	$3,297,606,630

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

75

WORLD CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (99.9%)
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group Inc.	17,279,785	$436,141,765
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group Inc.	19,096,191	230,681,992
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc.	5,023,803	102,184,162

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $645,866,189)		$769,007,919

TEMPORARY CASH INVESTMENTS — (0.1%)
State Street Institutional U.S. Government Money Market Fund, 0.026% (Cost $671,264)	671,264	671,264

TOTAL INVESTMENTS — (100.0%) (Cost $646,537,453)		$769,679,183

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$769,007,919	—	—	$769,007,919
Temporary Cash Investments	671,264	—	—	671,264

TOTAL	$769,679,183	—	—	$769,679,183

See accompanying Notes to Financial Statements.

76

SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group Inc.	6,484,693	$147,786,159
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group Inc.	6,603,003	79,764,273
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc.	2,838,422	57,733,511

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $220,790,573)		$285,283,943

As of October 31, 2020, Selectively Hedged Global Equity Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
GBP	359,386	USD	464,855	Barclays Capital	11/03/20	$729
USD	485,430	GBP	372,150	Citibank, N.A.	11/03/20	3,310
GBP	381,644	USD	489,168	Goldman Sachs International	11/03/20	5,252
USD	523,152	ILS	1,777,000	JP Morgan	11/17/20	2,295
USD	1,705,475	DKK	10,569,891	Bank of America Corp.	11/30/20	50,876
USD	115,190	DKK	725,092	Citibank, N.A.	11/30/20	1,685
USD	614,250	NOK	5,713,661	Goldman Sachs International	12/30/20	15,848
USD	20,709,985	EUR	17,611,927	Barclays Capital	01/07/21	164,685
USD	5,094,786	AUD	7,169,000	Citibank, N.A.	01/20/21	53,630
SEK	1,607,347	USD	180,564	Citibank, N.A.	01/21/21	263
USD	7,499,794	SEK	28,066,048	JP Morgan	01/21/21	99,892
CAD	406,357	USD	304,003	State Street Bank and Trust	01/21/21	1,124

Total Appreciation						$399,589

USD	9,559,808	GBP	7,415,912	Citibank, N.A.	11/03/20	$(47,502)
GBP	7,047,032	USD	9,129,994	State Street Bank and Trust	11/03/20	(567)
ILS	132,239	USD	39,258	Citibank, N.A.	11/17/20	(498)
DKK	671,463	USD	106,894	Citibank, N.A.	11/30/20	(1,784)
NOK	5,713,661	USD	618,315	UBS AG	12/30/20	(19,913)
USD	8,929,588	GBP	6,890,000	State Street Bank and Trust	12/31/20	(770)
CHF	345,383	USD	379,261	Bank of America Corp.	01/07/21	(1,785)
USD	5,607,366	CHF	5,139,880	Bank of New York Mellon Corp.	01/07/21	(10,106)
EUR	928,491	USD	1,090,523	Societe Generale	01/07/21	(7,386)
USD	18,742,922	JPY	1,968,857,758	Bank of America Corp.	01/13/21	(83,128)

Total (Depreciation)						$(173,439)

Total Appreciation (Depreciation)						$226,150

77

SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

CONTINUED

As of October 31, 2020, Selectively Hedged Global Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	21	12/18/20	$3,521,889	$3,427,935	$(93,954)

Total Futures Contracts			$3,521,889	$3,427,935	$(93,954)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$285,283,943	—	—	$285,283,943
Forward Currency Contracts**	—	$226,150	—	226,150
Futures Contracts**	(93,954)	—	—	(93,954)

TOTAL	$285,189,989	$226,150	—	$285,416,139

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

78

EMERGING MARKETS PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Emerging Markets Series of The DFA Investment Trust Company	$5,657,882,166

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$5,657,882,166

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

79

EMERGING MARKETS SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Emerging Markets Small Cap Series of The DFA Investment Trust Company	$4,901,220,721

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$4,901,220,721

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

80

EMERGING MARKETS VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in Dimensional Emerging Markets Value Fund	$12,662,141,783

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$12,662,141,783

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

81

EMERGING MARKETS CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (97.2%)
BRAZIL — (3.8%)
	Magazine Luiza SA	13,113,688	$56,290,162	0.2%
	Petroleo Brasileiro SA	19,448,656	64,400,084	0.3%
	Vale SA	17,407,141	183,689,715	0.8%
	Other Securities		648,589,058	2.5%

TOTAL BRAZIL			952,969,019	3.8%

CHILE — (0.7%)
	Other Securities		167,274,845	0.7%

CHINA — (34.5%)
*	Alibaba Group Holding, Ltd., Sponsored ADR	2,528,930	770,539,682	3.1%
*	Baidu, Inc., Sponsored ADR	630,238	83,853,166	0.4%
#	Bank of China, Ltd., Class H	203,461,702	64,265,632	0.3%
	BYD Co., Ltd., Class H	3,243,300	65,562,658	0.3%
	China Construction Bank Corp., Class H	333,485,302	229,809,077	0.9%
	China Merchants Bank Co., Ltd., Class H	19,361,646	100,853,514	0.4%
	China Mobile, Ltd.	14,262,500	87,237,144	0.4%
	China Mobile, Ltd., Sponsored ADR	2,903,118	89,212,816	0.4%
	China Overseas Land & Investment, Ltd.	22,770,033	57,193,544	0.2%
	China Petroleum & Chemical Corp., Class H	144,228,400	56,317,000	0.2%
	China Resources Land, Ltd.	14,146,610	57,854,901	0.3%
	China Shenhua Energy Co., Ltd., Class H	28,497,000	49,375,051	0.2%
	CNOOC, Ltd.	66,903,000	61,213,281	0.3%
	Geely Automobile Holdings, Ltd.	29,475,000	60,566,869	0.3%
	Industrial & Commercial Bank of China, Ltd., Class H	260,523,725	147,942,056	0.6%
*	JD.com, Inc., ADR	933,460	76,095,659	0.3%
*	Meituan Dianping, Class B	1,960,500	73,085,789	0.3%
#	NetEase, Inc., ADR	1,143,858	99,275,436	0.4%
*	New Oriental Education & Technology Group, Inc., Sponsored ADR	336,236	53,925,530	0.2%
*	NIO, Inc., ADR	2,486,207	76,028,210	0.3%
#	Ping An Insurance Group Co. of China, Ltd., Class H	30,207,000	312,330,514	1.3%
	Sino Biopharmaceutical, Ltd.	48,739,495	49,372,810	0.2%
	Sunac China Holdings, Ltd.	15,572,000	57,712,174	0.3%
	Tencent Holdings, Ltd.	17,216,900	1,315,467,717	5.3%
*	Vipshop Holdings, Ltd., ADR	3,141,441	67,226,837	0.3%
	Xinyi Solar Holdings, Ltd.	28,249,834	51,608,076	0.2%
	Yum China Holdings, Inc.	1,301,003	69,252,390	0.3%
	Other Securities		4,368,043,258	17.2%

TOTAL CHINA			8,651,220,791	34.9%

COLOMBIA — (0.2%)
	Other Securities		41,789,900	0.2%

CZECH REPUBLIC — (0.1%)
	Other Securities		28,040,143	0.1%

EGYPT — (0.1%)
	Other Securities		16,427,844	0.1%

GREECE — (0.2%)
	Other Securities		45,306,234	0.2%

82

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
HONG KONG — (0.2%)
Other Securities		$58,580,878	0.2%

HUNGARY — (0.2%)
Other Securities		54,622,576	0.2%

INDIA — (11.0%)
HCL Technologies, Ltd.	4,417,982	50,433,219	0.2%
* HDFC Bank, Ltd.	5,989,118	95,552,894	0.4%
Hindustan Unilever, Ltd.	2,248,958	62,994,011	0.3%
Housing Development Finance Corp., Ltd.	2,926,564	75,823,884	0.3%
Infosys, Ltd.	8,238,838	118,016,738	0.5%
Infosys, Ltd., Sponsored ADR	7,138,068	101,860,230	0.4%
Reliance Industries, Ltd.	9,603,552	267,532,744	1.1%
Tata Consultancy Services, Ltd.	2,426,638	87,414,434	0.4%
Other Securities		1,893,212,711	7.5%

TOTAL INDIA		2,752,840,865	11.1%

INDONESIA — (1.8%)
Other Securities		456,971,964	1.8%

MALAYSIA — (2.1%)
Other Securities		517,680,915	2.1%

MEXICO — (2.2%)
# Grupo Mexico S.A.B. de C.V., Class B	18,002,447	51,330,080	0.2%
Other Securities		500,834,854	2.0%

TOTAL MEXICO		552,164,934	2.2%

PERU — (0.1%)
Other Securities		21,130,689	0.1%

PHILIPPINES — (0.9%)
Other Securities		235,788,762	1.0%

POLAND — (0.7%)
Other Securities		170,267,118	0.7%

QATAR — (0.1%)
Other Securities		36,282,054	0.1%

RUSSIA — (0.8%)
Other Securities		206,152,309	0.8%

SAUDI ARABIA — (1.3%)
Other Securities		320,899,770	1.3%

SOUTH AFRICA — (4.2%)
Gold Fields, Ltd., Sponsored ADR	7,820,734	85,480,623	0.4%
# MTN Group, Ltd.	14,341,540	51,206,615	0.2%
Naspers, Ltd., Class N	463,620	90,511,338	0.4%
Standard Bank Group, Ltd.	8,280,680	54,146,469	0.2%
Other Securities		783,662,597	3.1%

TOTAL SOUTH AFRICA		1,065,007,642	4.3%

83

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (13.4%)
LG Electronics, Inc.	869,500	$64,638,147	0.3%
Samsung Electronics Co., Ltd.	19,583,730	984,388,104	4.0%
SK Hynix, Inc.	2,287,099	162,253,318	0.7%
Other Securities		2,136,945,062	8.5%

TOTAL SOUTH KOREA		3,348,224,631	13.5%

TAIWAN — (16.0%)
Hon Hai Precision Industry Co., Ltd.	26,398,403	71,595,904	0.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	41,439,652	626,968,405	2.5%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	5,081,623	426,195,721	1.7%
Other Securities		2,890,791,773	11.7%

TOTAL TAIWAN		4,015,551,803	16.2%

THAILAND — (1.9%)
Other Securities		485,085,248	2.0%

TURKEY — (0.6%)
Other Securities		139,725,670	0.6%

UNITED ARAB EMIRATES — (0.1%)
Other Securities		26,871,155	0.1%

UNITED STATES — (0.0%)
Other Security		172,039	0.0%

TOTAL COMMON STOCKS		24,367,049,798	98.3%

PREFERRED STOCKS — (1.0%)

BRAZIL — (0.9%)
Petroleo Brasileiro SA	28,735,931	94,852,436	0.4%
Other Securities		133,823,726	0.5%

TOTAL BRAZIL		228,676,162	0.9%

CHILE — (0.0%)
Other Securities		4,036,441	0.0%

COLOMBIA — (0.1%)
Other Securities		8,361,863	0.1%

SOUTH KOREA — (0.0%)
Other Security		189,077	0.0%

TOTAL PREFERRED STOCKS		241,263,543	1.0%

RIGHTS/WARRANTS — (0.0%)

BRAZIL — (0.0%)
Other Securities		64,192	0.0%

MALAYSIA — (0.0%)
Other Securities		463,989	0.0%

84

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (0.0%)
Other Securities		$1,544,775	0.0%

TAIWAN — (0.0%)
Other Securities		56,874	0.0%

THAILAND — (0.0%)
Other Securities		112,853	0.0%

TOTAL RIGHTS/WARRANTS		2,242,683	0.0%

TOTAL INVESTMENT SECURITIES (Cost $20,614,695,802)		24,610,556,024

		Value†
SECURITIES LENDING COLLATERAL — (1.8%)
@§ The DFA Short Term Investment Fund	38,661,524	447,352,497	1.8%

TOTAL INVESTMENTS—(100.0%) (Cost $21,061,939,395)		$25,057,908,521	101.1%

As of October 31, 2020, Emerging Markets Core Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index.	905	12/18/20	$155,623,087	$147,727,675	$(7,895,412)

Total Futures Contracts			$155,623,087	$147,727,675	$(7,895,412)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$952,969,019	—	—	$952,969,019
Chile	46,377,839	$120,897,006	—	167,274,845
China	1,757,353,830	6,893,866,961	—	8,651,220,791
Colombia	41,789,900	—	—	41,789,900
Czech Republic	—	28,040,143	—	28,040,143
Egypt	1,630,684	14,797,160	—	16,427,844
Greece	6,737	45,299,497	—	45,306,234
Hong Kong	6,792,380	51,788,498	—	58,580,878
Hungary	88,352	54,534,224	—	54,622,576
India	174,449,847	2,578,391,018	—	2,752,840,865
Indonesia	13,748,358	443,223,606	—	456,971,964
Malaysia	—	517,680,915	—	517,680,915
Mexico	552,145,140	19,794	—	552,164,934
Peru	21,130,688	1	—	21,130,689
Philippines	5,318,933	230,469,829	—	235,788,762
Poland	—	170,267,118	—	170,267,118
Qatar	—	36,282,054	—	36,282,054

85

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Russia	$20,862,520	$185,289,789	—	$206,152,309
Saudi Arabia	474,305	320,425,465	—	320,899,770
South Africa	170,766,397	894,241,245	—	1,065,007,642
South Korea	63,879,327	3,284,345,304	—	3,348,224,631
Taiwan	440,790,265	3,574,761,538	—	4,015,551,803
Thailand	485,085,248	—	—	485,085,248
Turkey	624,108	139,101,562	—	139,725,670
United Arab Emirates	—	26,871,155	—	26,871,155
United States	—	172,039	—	172,039
Preferred Stocks
Brazil	228,676,162	—	—	228,676,162
Chile	—	4,036,441	—	4,036,441
Colombia	8,361,863	—	—	8,361,863
South Korea	—	189,077	—	189,077
Rights/Warrants
Brazil	—	64,192	—	64,192
Malaysia	—	463,989	—	463,989
South Korea	—	1,544,775	—	1,544,775
Taiwan.	—	56,874	—	56,874
Thailand	—	112,853	—	112,853
Securities Lending Collateral	—	447,352,497	—	447,352,497
Futures Contracts**	(7,895,412)	—	—	(7,895,412)

TOTAL	$4,985,426,490	$20,064,586,619	—	$25,050,013,109

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

86

EMERGING MARKETS TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value»	Percentage of Net Assets‡
	COMMON STOCKS — (98.1%)
	BRAZIL — (3.0%)
	Sul America SA	82,071	$571,985	0.3%
	Other Securities		4,589,349	2.7%

	TOTAL BRAZIL		5,161,334	3.0%

	CHILE — (0.5%)
	Other Securities		768,684	0.5%

	CHINA — (29.1%)
	China Conch Venture Holdings, Ltd.	148,000	659,015	0.4%
*Ω	China International Capital Corp., Ltd., Class H	328,400	767,335	0.5%
	China Jinmao Holdings Group, Ltd.	1,102,000	558,331	0.3%
	China National Building Material Co., Ltd., Class H	998,000	1,148,759	0.7%
	China Resources Cement Holdings, Ltd.	382,000	500,202	0.3%
	China Taiping Insurance Holdings Co., Ltd.	397,600	600,434	0.4%
	China Unicom Hong Kong, Ltd.	780,000	480,784	0.3%
	Fosun International, Ltd.	652,500	787,915	0.5%
	Great Wall Motor Co., Ltd., Class H	330,000	534,293	0.3%
#*	JinkoSolar Holding Co., Ltd., ADR	9,125	531,987	0.3%
#	JOYY, Inc., ADR	8,665	791,808	0.5%
	Kingboard Holdings, Ltd.	158,500	536,847	0.3%
	Kunlun Energy Co., Ltd.	730,000	472,604	0.3%
	Minth Group, Ltd.	156,000	645,527	0.4%
	Nine Dragons Paper Holdings, Ltd.	436,000	581,551	0.4%
	PICC Property & Casualty Co., Ltd., Class H	844,000	572,834	0.4%
	Shimao Group Holdings, Ltd.	149,500	529,576	0.3%
*	SINA Corp.	10,908	467,408	0.3%
	Sinopharm Group Co., Ltd., Class H	350,400	805,024	0.5%
	Sinotruk Hong Kong, Ltd.	174,000	445,066	0.3%
*	Trip.com Group, Ltd., ADR	52,226	1,502,020	0.9%
	Other Securities		35,608,633	20.5%

	TOTAL CHINA		49,527,953	29.1%

	COLOMBIA — (0.2%)
	Other Securities		289,843	0.2%

	GREECE — (0.2%)
	Other Securities		323,777	0.2%

	HONG KONG — (0.2%)
	Other Securities		384,083	0.2%

	INDIA — (11.3%)
	Aurobindo Pharma, Ltd.	51,632	538,669	0.3%
	Cipla, Ltd.	54,009	550,639	0.3%
	Dr Reddy’s Laboratories, Ltd.	7,033	463,026	0.3%
	Grasim Industries, Ltd.	62,073	652,733	0.4%
	Hindalco Industries, Ltd.	206,621	478,009	0.3%
	Tata Consumer Products, Ltd.	67,382	448,775	0.3%
	Tech Mahindra, Ltd.	48,500	532,656	0.3%
	UPL, Ltd.	75,705	462,278	0.3%

87

EMERGING MARKETS TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDIA — (Continued)
Other Securities		$15,095,644	8.8%

TOTAL INDIA		19,222,429	11.3%

INDONESIA — (1.5%)
Other Securities		2,620,907	1.5%

MALAYSIA — (2.1%)
Other Securities		3,545,043	2.1%

MEXICO — (2.5%)
Cemex S.A.B. de C.V.	2,836,629	1,171,481	0.7%
* Grupo Televisa S.A.B.	404,268	514,591	0.3%
Other Securities		2,469,707	1.5%

TOTAL MEXICO		4,155,779	2.5%

PHILIPPINES — (0.8%)
Other Securities		1,384,232	0.8%

POLAND — (0.7%)
Other Securities		1,161,459	0.7%

QATAR — (0.9%)
Other Securities		1,556,675	0.9%

RUSSIA — (0.7%)
Other Securities		1,109,459	0.7%

SAUDI ARABIA — (2.5%)
* Etihad Etisalat Co.	63,225	470,475	0.3%
Other Securities		3,762,553	2.2%

TOTAL SAUDI ARABIA		4,233,028	2.5%

SOUTH AFRICA — (3.6%)
Sibanye Stillwater, Ltd.	256,549	756,491	0.5%
Other Securities		5,414,026	3.1%

TOTAL SOUTH AFRICA		6,170,517	3.6%

SOUTH KOREA — (16.2%)
DB Insurance Co., Ltd.	11,991	468,801	0.3%
E-MART, Inc.	5,089	640,695	0.4%
Hankook Tire & Technology Co., Ltd.	18,185	509,439	0.3%
Hanwha Solutions Corp.	17,310	672,868	0.4%
Kumho Petrochemical Co., Ltd.	4,146	490,422	0.3%
* Samsung Heavy Industries Co., Ltd.	107,772	484,432	0.3%
Woori Financial Group, Inc.	71,172	561,946	0.3%
Other Securities		23,788,590	13.9%

TOTAL SOUTH KOREA		27,617,193	16.2%

TAIWAN — (18.3%)
* AU Optronics Corp.	1,763,000	712,046	0.4%
Compal Electronics, Inc.	981,000	639,120	0.4%
Innolux Corp.	1,677,000	582,067	0.4%

88

EMERGING MARKETS TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
TAIWAN — (Continued)
Lite-On Technology Corp.	420,000	$684,145	0.4%
Pou Chen Corp.	514,000	454,163	0.3%
Shin Kong Financial Holding Co., Ltd.	1,821,137	507,267	0.3%
Synnex Technology International Corp.	296,000	439,913	0.3%
Wistron Corp.	629,000	628,837	0.4%
Other Securities		26,540,020	15.4%

TOTAL TAIWAN		31,187,578	18.3%

THAILAND — (2.4%)
Other Securities		4,110,112	2.4%

TURKEY — (0.8%)
Other Securities		1,378,822	0.8%

UNITED ARAB EMIRATES — (0.6%)
Other Securities		1,000,223	0.6%

TOTAL COMMON STOCKS		166,909,130	98.1%

PREFERRED STOCKS — (0.7%)

BRAZIL — (0.7%)
Gerdau SA	158,000	600,559	0.4%
Other Securities		512,598	0.3%

TOTAL BRAZIL		1,113,157	0.7%

RIGHTS/WARRANTS — (0.0%)

MALAYSIA — (0.0%)
Other Security		10,032	0.0%

SOUTH KOREA — (0.0%)
Other Securities		37,820	0.0%

TAIWAN — (0.0%)
Other Securities		236	0.0%

THAILAND — (0.0%)
Other Security		1,380	0.0%

TOTAL RIGHTS/WARRANTS		49,468	0.0%

TOTAL INVESTMENT SECURITIES (Cost $164,920,616)		168,071,755

		Value†

SECURITIES LENDING COLLATERAL — (1.2%)
@§ The DFA Short Term Investment Fund	176,015	2,036,669	1.2%

TOTAL INVESTMENTS—(100.0%) (Cost $166,957,154)		$170,108,424	100.0%

89

EMERGING MARKETS TARGETED VALUE PORTFOLIO

CONTINUED

As of October 31, 2020, Emerging Markets Targeted Value Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	8	12/18/20	$1,318,841	$1,305,880	$(12,961)

Total Futures Contracts			$1,318,841	$1,305,880	$(12,961)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$5,161,334	—	—	$5,161,334
Chile	4,572	$764,112	—	768,684
China	4,263,802	45,264,151	—	49,527,953
Colombia	289,843	—	—	289,843
Greece	—	323,777	—	323,777
Hong Kong	90,440	293,643	—	384,083
India	—	19,222,429	—	19,222,429
Indonesia	—	2,620,907	—	2,620,907
Malaysia	—	3,545,043	—	3,545,043
Mexico	4,155,779	—	—	4,155,779
Philippines	—	1,384,232	—	1,384,232
Poland	—	1,161,459	—	1,161,459
Qatar	—	1,556,675	—	1,556,675
Russia	990,167	119,292	—	1,109,459
Saudi Arabia	—	4,233,028	—	4,233,028
South Africa	444,141	5,726,376	—	6,170,517
South Korea	234,645	27,382,548	—	27,617,193
Taiwan	—	31,187,578	—	31,187,578
Thailand	4,110,112	—	—	4,110,112
Turkey	—	1,378,822	—	1,378,822
United Arab Emirates	—	1,000,223	—	1,000,223
Preferred Stocks
Brazil	1,113,157	—	—	1,113,157
Rights/Warrants
Malaysia	—	10,032	—	10,032
South Korea	—	37,820	—	37,820
Taiwan	—	236	—	236
Thailand	—	1,380	—	1,380
Securities Lending Collateral	—	2,036,669	—	2,036,669
Futures Contracts**	(12,961)	—	—	(12,961)

TOTAL	$20,845,031	$149,250,432	—	$170,095,463

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

90

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	Large Cap International Portfolio*	International Core Equity Portfolio*	Global Small Company Portfolio	International Small Company Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	—	—	$43,714	$10,080,777
Investment Securities at Value (including $180,359, $1,243,693, $0 and $0 of securities on loan, respectively)	$4,652,658	$24,749,144	—	—
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of
$174,326, $1,094,757, $0 and $0, respectively)	174,366	1,094,988	—	—
Segregated Cash for Futures Contracts	3,204	7,824	—	5,700
Foreign Currencies at Value	18,966	38,325	—	—
Cash	—	47,030	28	73,447
Receivables:
Investment Securities Sold	35,585	52,599	—	—
Dividends, Interest and Tax Reclaims	16,574	81,077	—	—
Securities Lending Income	66	1,650	—	—
Fund Shares Sold	3,879	16,182	2	3,735
Due from Advisor	—	—	2	—
Futures Margin Variation	—	5,794	—	—
Unrealized Gain on Foreign Currency Contracts	23	56	—	—
Prepaid Expenses and Other Assets	65	330	12	109

Total Assets	4,905,386	26,094,999	43,758	10,163,768

LIABILITIES:
Payables:
Due to Custodian	64	—	—	—
Upon Return of Securities Loaned	174,377	1,094,979	—	—
Investment Securities Purchased	—	119	—	—
Fund Shares Redeemed	22,776	25,069	166	10,268
Due to Advisor	765	5,954	—	3,448
Line of Credit	4,045	—	—	—
Futures Margin Variation	2,100	—	—	893
Accrued Expenses and Other Liabilities	771	3,317	24	1,027

Total Liabilities	204,898	1,129,438	190	15,636

NET ASSETS	$4,700,488	$24,965,561	$43,568	$10,148,132

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $4,700,488; $24,965,561; $43,568 and $10,148,132 and shares outstanding of 224,874,880, 2,066,025,729, 4,149,085 and 602,694,748, respectively	$20.90	$12.08	$10.50	$16.84

NUMBER OF SHARES AUTHORIZED	1,500,000,000	7,000,000,000	100,000,000	3,000,000,000

Investments in Affiliated Investment Companies at Cost	$—	$—	$43,970	N/A

Investment Securities at Cost	$3,983,423	$23,838,375	N/A	N/A

Foreign Currencies at Cost	$19,269	$38,291	$—	$—

NET ASSETS CONSIST OF:
Paid-In Capital	$4,518,548	$25,612,369	$43,731	$10,259,277
Total Distributable Earnings (Loss)	181,940	(646,808)	(163)	(111,145)

NET ASSETS	$4,700,488	$24,965,561	$43,568	$10,148,132

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

91

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	Japanese Small Company Portfolio	Asia Pacific Small Company Portfolio	United Kingdom Small Company Portfolio	Continental Small Company Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$467,034	$378,864	$16,893	$539,125
Receivables:
Fund Shares Sold	—	—	—	1
Due from Advisor	—	—	2	—
Prepaid Expenses and Other Assets	10	10	8	10

Total Assets	467,044	378,874	16,903	539,136

LIABILITIES:
Payables:
Fund Shares Redeemed	139	19	8	1,137
Due to Advisor	150	123	—	181
Accrued Expenses and Other Liabilities	59	50	28	74

Total Liabilities	348	192	36	1,392

NET ASSETS	$466,696	$378,682	$16,867	$537,744

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $466,696; $378,682; $16,867 and $537,744 and shares outstanding of 19,948,861, 18,810,861, 789,972 and 22,576,468, respectively	$23.39	$20.13	$21.35	$23.82

NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000

NET ASSETS CONSIST OF:
Paid-In Capital	$421,285	$412,169	$19,287	$543,778
Total Distributable Earnings (Loss)	45,411	(33,487)	(2,420)	(6,034)

NET ASSETS	$466,696	$378,682	$16,867	$537,744

See accompanying Notes to Financial Statements.

92

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	DFA International Real Estate Securities Portfolio*	DFA Global Real Estate Securities Portfolio*	DFA International Small Cap Value Portfolio*	International Vector Equity Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	—	$3,308,774	—	—
Investment Securities at Value (including $481,790, $70,201, $478,832 and $142,360 of securities on loan, respectively)	$4,578,537	3,905,683	$9,707,384	$2,704,898
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $379,316, $72,140, $419,690 and $123,749, respectively)	379,347	72,156	419,762	123,777
Segregated Cash for Futures Contracts	2,244	—	9,451	—
Foreign Currencies at Value	34,663	—	89,069	5,177
Cash	237	7,863	41,083	2,194
Receivables:
Investment Securities Sold	7,754	3,828	19,219	404
Dividends, Interest and Tax Reclaims	27,086	2,389	47,944	9,741
Securities Lending Income	628	176	1,315	237
Fund Shares Sold	1,217	9,548	3,486	4,615
Unrealized Gain on Foreign Currency Contracts	57	—	5	2
Prepaid Expenses and Other Assets	23	78	157	94

Total Assets	5,031,793	7,310,495	10,338,875	2,851,139

LIABILITIES:
Payables:
Upon Return of Securities Loaned	379,377	72,198	419,715	123,757
Investment Securities Purchased	152	5,611	9,010	1,432
Fund Shares Redeemed	3,417	5,766	13,843	1,601
Due to Advisor	998	670	5,290	1,017
Futures Margin Variation	351	—	1,346	—
Unrealized Loss on Foreign Currency Contracts	—	—	23	1
Accrued Expenses and Other Liabilities	650	425	1,720	472

Total Liabilities	384,945	84,670	450,947	128,280

NET ASSETS	$4,646,848	$7,225,825	$9,887,928	$2,722,859

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $4,646,848; $7,225,825; $9,887,928 and $2,722,859 and shares outstanding of 1,231,582,504, 755,186,998, 631,709,141 and 261,255,076, respectively	$3.77	$9.57	$15.65	$10.42

NUMBER OF SHARES AUTHORIZED	4,000,000,000	3,000,000,000	4,600,000,000	1,500,000,000

Investments in Affiliated Investment Companies at Cost	$—	$3,643,637	$—	$—

Investment Securities at Cost	$5,115,107	$3,882,717	$10,743,879	$2,586,114

Foreign Currencies at Cost	$34,867	$—	$89,522	$5,210

NET ASSETS CONSIST OF:
Paid-In Capital	$6,240,332	$7,551,934	$11,377,832	$2,723,191
Total Distributable Earnings (Loss)	(1,593,484)	(326,109)	(1,489,904)	(332)

NET ASSETS	$4,646,848	$7,225,825	$9,887,928	$2,722,859

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

93

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	International High Relative Profitability Portfolio*	World ex U.S. Value Portfolio	World ex U.S. Core Equity Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	—	$206,867	—
Investment Securities at Value (including $56,196, $0 and $149,396 of securities on loan, respectively)	$1,458,933	—	$3,179,109
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $48,090, $0 and $119,067, respectively)	48,097	—	119,096
Segregated Cash for Futures Contracts	840	—	1,236
Foreign Currencies at Value	471	—	24,251
Cash	10,512	107	54
Receivables:
Investment Securities Sold	2,975	—	8,486
Dividends, Interest and Tax Reclaims	3,489	—	8,984
Securities Lending Income	18	—	202
Fund Shares Sold	4,899	17	1,337
Futures Margin Variation	—	—	370
Unrealized Gain on Foreign Currency Contracts	5	—	9
Prepaid Expenses and Other Assets	52	16	70

Total Assets	1,530,291	207,007	3,343,204

LIABILITIES:
Payables:
Upon Return of Securities Loaned	48,092	—	119,101
Investment Securities Purchased	5,388	—	39
Fund Shares Redeemed	591	3	12,390
Due to Advisor	319	56	828
Futures Margin Variation	402	—	—
Unrealized Loss on Foreign Currency Contracts	5	—	2
Accrued Expenses and Other Liabilities	149	33	607

Total Liabilities	54,946	92	132,967

NET ASSETS.	$1,475,345	$206,915	$3,210,237

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $1,475,345; $206,915 and $3,210,237 and shares outstanding of 138,693,765, 23,012,639 and 307,414,469, respectively	$10.64	$8.99	$10.44

NUMBER OF SHARES AUTHORIZED	500,000,000	1,000,000,000	1,500,000,000

Investments in Affiliated Investment Companies at Cost	$—	$233,103	$—

Investment Securities at Cost	$1,366,850	N/A	$3,168,410

Foreign Currencies at Cost	$474	$—	$24,155

NET ASSETS CONSIST OF:
Paid-In Capital	$1,407,883	$252,952	$3,327,399
Total Distributable Earnings (Loss)	67,462	(46,037)	(117,162)

NET ASSETS	$1,475,345	$206,915	$3,210,237

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

94

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	World Core Equity Portfolio	Selectively Hedged Global Equity Portfolio	Emerging Markets Portfolio	Emerging Markets Small Cap Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$769,008	$285,284	$5,657,882	$4,901,221
Temporary Cash Investments at Value & Cost	671	—	—	—
Segregated Cash for Futures Contracts	—	252	—	—
Cash	—	3,208	—	—
Receivables:
Fund Shares Sold	268	59	4,172	1,053
Unrealized Gain on Forward Currency Contracts	—	400	—	—
Prepaid Expenses and Other Assets	38	17	95	32

Total Assets	769,985	289,220	5,662,149	4,902,306

LIABILITIES:
Payables:
Fund Shares Redeemed	293	443	8,034	20,378
Due to Advisor	26	9	1,323	1,714
Futures Margin Variation	—	40	—	—
Unrealized Loss on Forward Currency Contracts	—	173	—	—
Accrued Expenses and Other Liabilities	64	46	434	481

Total Liabilities	383	711	9,791	22,573

NET ASSETS	$769,602	$288,509	$5,652,358	$4,879,733

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $769,602; $288,509; $5,652,358 and $4,879,733 and shares outstanding of 47,252,450, 17,797,160, 204,524,442 and 248,118,362, respectively	$16.29	$16.21	$27.64	$19.67

NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,000,000,000	1,500,000,000	1,500,000,000

Investments in Affiliated Investment Companies at Cost	$645,866	$220,791	N/A	N/A

NET ASSETS CONSIST OF:
Paid-In Capital	$669,688	$223,786	$4,033,669	$5,073,491
Total Distributable Earnings (Loss)	99,914	64,723	1,618,689	(193,758)

NET ASSETS	$769,602	$288,509	$5,652,358	$4,879,733

See accompanying Notes to Financial Statements.

95

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	Emerging Markets Value Portfolio	Emerging Markets Core Equity Portfolio*	Emerging Markets Targeted Value Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	$12,662,142	—	—
Investment Securities at Value (including $0, $966,030 and $3,055 of securities on loan, respectively)	—	$24,610,556	$168,072
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $0, $447,244 and $2,037, respectively)	—	447,352	2,037
Segregated Cash for Futures Contracts	—	10,860	96
Foreign Currencies at Value	—	102,117	1,091
Cash	—	33,001	816
Receivables:
Investment Securities/Affiliated Investment Companies Sold	—	30,723	262
Dividends and Interest	—	29,511	145
Securities Lending Income	—	2,088	7
Fund Shares Sold	2,383	14,262	81
Prepaid Expenses and Other Assets	80	182	23

Total Assets	12,664,605	25,280,652	172,630

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	447,327	2,037
Investment Securities/Affiliated Investment Companies Purchased	—	2,919	219
Fund Shares Redeemed	50,035	18,851	30
Due to Advisor	3,864	9,064	54
Futures Margin Variation	—	—	14
Unrealized Loss on Foreign Currency Contracts	—	36	—
Deferred Taxes Payable	—	17,448	—
Accrued Expenses and Other Liabilities	1,217	4,307	113

Total Liabilities	55,116	499,952	2,467

NET ASSETS	$12,609,489	$24,780,700	$170,163

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares — based on net assets of $12,587; $0 and $0 and shares outstanding of 529,311, 0 and 0, respectively	$23.78	N/A	N/A

NUMBER OF SHARES AUTHORIZED	200,000,000	N/A	N/A

Institutional Class Shares — based on net assets of $12,596,902; $24,780,700 and $170,163 and shares outstanding of 526,429,836, 1,218,268,057 and 17,519,628, respectively	$23.93	$20.34	$9.71

NUMBER OF SHARES AUTHORIZED	3,000,000,000	5,000,000,000	500,000,000

Investment Securities at Cost	N/A	$20,614,696	$164,921

Foreign Currencies at Cost	$—	$102,149	$1,076

NET ASSETS CONSIST OF:
Paid-In Capital	$15,407,034	$23,617,832	$164,016
Total Distributable Earnings (Loss)	(2,797,545)	1,162,868	6,147

NET ASSETS	$12,609,489	$24,780,700	$170,163

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

96

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	Large Cap International Portfolio#	International Core Equity Portfolio#	Global Small Company Portfolio*	International Small Company Portfolio*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $0, $0, $44 and $23,526, respectively)	—	—	$440	$258,942
Income from Securities Lending	—	—	45	20,089
Expenses Allocated from Affiliated Investment Companies	—	—	(29)	(13,509)

Income Distributions Received from Affiliated Investment Companies	—	—	244	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	—	—	700	265,522

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $12,483, $62,878, $0 and $0, respectively)	$126,806	$663,032	—	—
Income from Securities Lending	2,393	26,012	—	—

Total Fund Investment Income	129,199	689,044	—	—

Fund Expenses
Investment Management Fees	9,541	68,181	180	43,408
Accounting & Transfer Agent Fees	913	4,754	19	1,452
Custodian Fees	377	1,492	2	2
Filing Fees	140	712	23	177
Shareholders’ Reports	208	754	13	528
Directors’/Trustees’ Fees & Expenses	42	215	—	88
Professional Fees	117	706	—	51
Previously Waived Fees Recovered by Advisor (Note C)	—	3,676	—	—
Other	202	1,085	2	76

Total Fund Expenses	11,540	81,575	239	45,782

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	183	155	—
Fees Paid Indirectly (Note C)	277	1,078	—	—

Net Expenses	11,263	80,314	84	45,782

Net Investment Income (Loss)	117,936	608,730	616	219,740

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	—	—	535	—
Net Realized Gain (Loss) on:
Investment Securities Sold**	(380,110)	(1,030,907)	—	—
Affiliated Investment Companies Shares Sold	(71)	(170)	(712)	—
Transactions Allocated from Affiliated Investment Company**	—	—	(193)	(279,498)
Futures	16,935	86,315	18	13,320
Foreign Currency Transactions	4,070	5,368	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(141,807)	(1,938,314)	9	—
Affiliated Investment Companies Shares	27	97	(202)	—
Transactions Allocated from Affiliated Investment Company	—	—	(79)	(573,955)
Futures	(1,346)	(6,655)	—	(2,575)
Translation of Foreign Currency-Denominated Amounts	207	640	—	—

Net Realized and Unrealized Gain (Loss)	(502,095)	(2,883,626)	(624)	(842,708)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(384,159)	$(2,274,896)	$(8)	$(622,968)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

97

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	Japanese Small Company Portfolio*	Asia Pacific Small Company Portfolio*	United Kingdom Small Company Portfolio*	Continental Small Company Portfolio*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $1,221, $152, $5 and $1,610, respectively)	$11,002	$13,793	$487	$11,560
Income from Securities Lending	687	904	7	1,319
Expenses Allocated from Affiliated Investment Companies	(641)	(413)	(23)	(702)

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	11,048	14,284	471	12,177

Fund Expenses
Investment Management Fees	2,467	1,578	97	2,791
Accounting & Transfer Agent Fees	103	77	16	126
Filing Fees	28	29	18	53
Shareholders’ Reports	15	13	12	17
Directors’/Trustees’ Fees & Expenses	6	3	—	4
Professional Fees	2	1	3	3
Previously Waived Fees Recovered by Advisor (Note C)	—	—	2	—
Other	4	3	1	7

Total Fund Expenses	2,625	1,704	149	3,001

Fees Waived, Expenses Reimbursed by Advisor (Note C)	513	329	55	580

Net Expenses	2,112	1,375	94	2,421

Net Investment Income (Loss)	8,936	12,909	377	9,756

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company**	(2,944)	(3,570)	78	(23,161)
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	(15,236)	1,830	(3,815)	(31,479)

Net Realized and Unrealized Gain (Loss)	(18,180)	(1,740)	(3,737)	(54,640)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,244)	$11,169	$(3,360)	$(44,884)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

98

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	DFA International Real Estate Securities Portfolio#	DFA Global Real Estate Securities Portfolio#	DFA International Small Cap Value Portfolio#	International Vector Equity Portfolio#
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Income Distributions Received from Affiliated Investment Companies	—	$399,313	—	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	—	399,313	—	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $25,562, $0, $24,799 and $6,812, respectively)	$199,050	123,152	$286,462	$68,720
Income from Securities Lending	4,895	1,046	14,772	3,560

Total Fund Investment Income	203,945	124,198	301,234	72,280

Fund Expenses
Investment Management Fees	12,837	15,944	69,790	11,621
Accounting & Transfer Agent Fees	653	1,037	1,972	585
Custodian Fees	408	34	730	341
Filing Fees	60	182	196	120
Shareholders’ Reports	162	432	522	119
Directors’/Trustees’ Fees & Expenses	41	62	90	23
Professional Fees	118	61	293	78
Previously Waived Fees Recovered by Advisor (Note C)	—	104	—	—
Other	135	83	506	124

Total Fund Expenses	14,414	17,939	74,099	13,011

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	8,120	—	—
Fees Paid Indirectly (Note C)	500	7	925	197

Net Expenses	13,914	9,812	73,174	12,814

Net Investment Income (Loss)	190,031	513,699	228,060	59,466

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	—	1,750	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold**	(107,519)	(42,440)	(411,850)	(76,225)
Affiliated Investment Companies Shares Sold	(33)	22,534	(2)	(7)
Futures	21,374	(362)	35,047	(8,170)
Foreign Currency Transactions	1,329	—	6,447	296
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,553,230)	(868,809)	(1,526,362)	(125,231)
Affiliated Investment Companies Shares	14	(1,432,797)	(8)	15
Futures	(2,070)	—	(7,947)	—
Translation of Foreign Currency-Denominated Amounts	310	—	(289)	132

Net Realized and Unrealized Gain (Loss)	(1,639,825)	(2,320,124)	(1,904,964)	(209,190)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,449,794)	$(1,806,425)	$(1,676,904)	$(149,724)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

99

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	International High Relative Profitability Portfolio#	World ex U.S. Value Portfolio*	World ex U.S. Core Equity Portfolio#
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $0, $793 and $0, respectively)	—	$6,655	—
Income from Securities Lending	—	128	—
Expenses Allocated from Affiliated Investment Companies	—	(418)	—

Income Distributions Received from Affiliated Investment Companies	—	465	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	—	6,830	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $2,175, $0 and $9,075, respectively)	$22,430	—	$86,930
Income from Securities Lending	348	—	3,106

Total Fund Investment Income	22,778	—	90,036

Fund Expenses
Investment Management Fees	2,503	1,076	10,369
Accounting & Transfer Agent Fees	222	29	663
Custodian Fees	93	—	658
Filing Fees	135	35	163
Shareholders’ Reports	61	16	139
Directors’/Trustees’ Fees & Expenses	9	2	28
Professional Fees	20	4	117
Previously Waived Fees Recovered by Advisor (Note C)	25	—	—
Other	33	4	217

Total Fund Expenses	3,101	1,166	12,354

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	504	—
Fees Paid Indirectly (Note C)	95	—	144

Net Expenses	3,006	662	12,210

Net Investment Income (Loss)	19,772	6,168	77,826

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	—	440	—
Net Realized Gain (Loss) on:
Investment Securities Sold**	(18,047)	—	(110,980)
Affiliated Investment Companies Shares Sold	(1)	(1,457)	(23)
Transactions Allocated from Affiliated Investment Company**	—	(14,842)	—
Futures	3,996	100	13,484
Foreign Currency Transactions	(53)	—	1,255
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	56,853	(42)	(169,554)
Affiliated Investment Companies Shares	5	(3,499)	17
Transactions Allocated from Affiliated Investment Company	—	(36,036)	—
Futures	(145)	—	(598)
Translation of Foreign Currency-Denominated Amounts	60	—	101

Net Realized and Unrealized Gain (Loss)	42,668	(55,336)	(266,298)

Net Increase (Decrease) in Net Assets Resulting from Operations	$62,440	$(49,168)	$(188,472)

**	Net of foreign capital gain taxes withheld of $0, $2 and $2, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

100

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	World Core Equity Portfolio	Selectively Hedged Global Equity Portfolio	Emerging Markets Portfolio*	Emerging Markets Small Cap Portfolio*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $0, $0, $19,214 and $15,943, respectively)	—	$37	$140,906	$135,517
Interest	—	—	75	105
Income from Securities Lending	—	—	3,277	23,638
Expenses Allocated from Affiliated Investment Companies	—	—	(7,908)	(14,242)

Income Distributions Received from Affiliated Investment Companies	$15,451	6,007	—	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	15,451	6,044	136,350	145,018

Fund Expenses
Investment Management Fees	2,307	935	22,191	33,995
Accounting & Transfer Agent Fees	123	76	594	583
Custodian Fees	2	4	—	—
Filing Fees	52	29	111	148
Shareholders’ Reports	19	21	242	202
Directors’/Trustees’ Fees & Expenses	6	2	48	43
Professional Fees	6	3	20	21
Previously Waived Fees Recovered by Advisor (Note C)	28	—	—	—
Other	9	3	28	30

Total Fund Expenses	2,552	1,073	23,234	35,022

Fees Waived, Expenses Reimbursed by Advisor (Note C)	2,008	818	5,732	10,976
Fees Paid Indirectly (Note C)	—	1	—	—

Net Expenses	544	254	17,502	24,046

Net Investment Income (Loss)	14,907	5,790	118,848	120,972

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Companies	8,146	4,097	—	—
Net Realized Gain (Loss) on:
Affiliated Investment Companies Shares Sold	(19,813)	(689)	—	—
Transactions Allocated from Affiliated Investment Company**	—	—	62,124	(377,221)
Futures	(122)	460	—	—
Forward Currency Contracts	—	(1,961)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Affiliated Investment Companies Shares	3,079	(13,537)	—	—
Transactions Allocated from Affiliated Investment Company	—	—	28,554	126,768
Futures	—	(146)	—	—
Forward Currency Contracts	—	710	—	—

Net Realized and Unrealized Gain (Loss)	(8,710)	(11,066)	90,678	(250,453)

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,197	$(5,276)	$209,526	$(129,481)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $162, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

101

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	Emerging Markets Value Portfolio*	Emerging Markets Core Equity Portfolio#	Emerging Markets Targeted Value Portfolio#
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $70,047, $0 and $0, respectively)	$486,364	—	—
Interest	180	—	—
Income from Securities Lending	10,339	—	—
Expenses Allocated from Affiliated Investment Companies	(21,766)	—	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	475,117	—	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $84,124 and $483, respectively)	—	$656,963	$4,260
Income from Securities Lending	1	32,055	66

Total Fund Investment Income	1	689,018	4,326

Fund Expenses
Investment Management Fees	68,528	112,638	923
Accounting & Transfer Agent Fees	1,116	4,061	41
Custodian Fees	—	6,823	132
Shareholder Servicing Fees
Class R2 Shares	55	—	—
Filing Fees	213	490	54
Shareholders’ Reports	386	886	38
Directors’/Trustees’ Fees & Expenses	120	202	2
Professional Fees	71	682	14
Organizational & Offering Costs	—	—	3
Previously Waived Fees Recovered by Advisor (Note C)	—	—	32
Other	78	2,451	23

Total Fund Expenses	70,567	128,233	1,262

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	—	62
Class R2 Shares	22	—	—
Institutional Class Shares	14,579	—	—
Fees Paid Indirectly (Note C)	—	1,167	15

Net Expenses	55,966	127,066	1,185

Net Investment Income (Loss)	419,152	561,952	3,141

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	—	(1,673,803)	1,473
Affiliated Investment Companies Shares Sold	—	(9)	—
Transactions Allocated from Affiliated Investment Company**	(1,030,841)	—	—
Futures	—	69,434	(609)
Foreign Currency Transactions	—	(17,720)	36
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	—	760,317	3,387
Affiliated Investment Companies Shares	—	17	—
Transactions Allocated from Affiliated Investment Company	(1,128,949)	—	—
Futures	—	(12,657)	(13)
Translation of Foreign Currency-Denominated Amounts	—	(579)	(4)

Net Realized and Unrealized Gain (Loss)	(2,159,790)	(875,000)	4,270

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,740,638)	$(313,048)	$7,411

**	Net of foreign capital gain taxes withheld of $365, $72 and $0, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

102

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Large Cap International Portfolio		International Core Equity Portfolio		Global Small Company Portfolio***
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$117,936	$161,397	$608,730	$913,682	$616	$596
Capital Gain Distributions Received from Investment Securities	—	—	—	—	535	587
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(380,110)	(116,656)	(1,030,907)	(348,700)	—	—
Affiliated Investment Companies Shares Sold	(71)	(11)	(170)	(2)	(712)	(342)
Transactions Allocated from Affiliated Investment Company*,**	—	—	—	—	(193)	(416)
Futures	16,935	815	86,315	12,437	18	7
Foreign Currency Transactions	4,070	(892)	5,368	(5,912)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(141,807)	461,700	(1,938,314)	1,567,492	9	(357)
Affiliated Investment Companies Shares	27	25	97	111	(202)	271
Transactions Allocated from Affiliated Investment Company	—	—	—	—	(79)	1,280
Futures	(1,346)	3,123	(6,655)	13,424	—	—
Translation of Foreign Currency-Denominated Amounts	207	193	640	1,383	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(384,159)	509,694	(2,274,896)	2,153,915	(8)	1,626

Distributions:
Institutional Class Shares	(119,035)	(155,698)	(616,813)	(907,539)	(627)	(308)
Capital Share Transactions (1):
Shares Issued	1,926,246	1,454,715	8,116,550	8,662,646	15,132	16,512
Shares Issued in Lieu of Cash Distributions	109,607	138,823	589,210	864,811	627	308
Shares Redeemed	(2,188,646)	(1,178,465)	(11,407,917)	(7,388,995)	(12,842)	(8,232)

Net Increase (Decrease) from Capital Share Transactions	(152,793)	415,073	(2,702,157)	2,138,462	2,917	8,588

Total Increase (Decrease) in Net Assets	(655,987)	769,069	(5,593,866)	3,384,838	2,282	9,906
Net Assets
Beginning of Year	5,356,475	4,587,406	30,559,427	27,174,589	41,286	31,380

End of Year	$4,700,488	$5,356,475	$24,965,561	$30,559,427	$43,568	$41,286

(1) Shares Issued and Redeemed:
Shares Issued	94,221	68,558	716,205	693,417	1,667	1,564
Shares Issued in Lieu of Cash Distributions	5,201	6,394	47,443	68,976	54	31
Shares Redeemed	(109,723)	(55,298)	(1,014,855)	(593,959)	(1,300)	(793)

Net Increase (Decrease) from Shares Issued and Redeemed	(10,301)	19,654	(251,207)	168,434	421	802

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

103

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	International Small Company Portfolio***		Japanese Small Company Portfolio***		Asia Pacific Small Company Portfolio***
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$219,740	$300,037	$8,936	$11,135	$12,909	$12,680
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company*,**	(279,498)	313,315	(2,944)	10,446	(3,570)	5,261
Futures	13,320	(626)	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	(573,955)	135,389	(15,236)	2,052	1,830	(501)
Futures	(2,575)	7,881	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(622,968)	755,996	(9,244)	23,633	11,169	17,440

Distributions:
Institutional Class Shares	(529,962)	(857,472)	(23,243)	(39,387)	(14,178)	(11,260)
Capital Share Transactions (1):
Shares Issued	2,566,857	2,921,274	67,280	72,402	71,668	38,624
Shares Issued in Lieu of Cash Distributions	511,580	824,335	23,242	36,290	14,174	10,374
Shares Redeemed	(4,527,485)	(3,550,227)	(231,407)	(75,520)	(44,800)	(60,864)

Net Increase (Decrease) from Capital Share Transactions	(1,449,048)	195,382	(140,885)	33,172	41,042	(11,866)

Total Increase (Decrease) in Net Assets	(2,601,978)	93,906	(173,372)	17,418	38,033	(5,686)
Net Assets
Beginning of Year	12,750,110	12,656,204	640,068	622,650	340,649	346,335

End of Year	$10,148,132	$12,750,110	$466,696	$640,068	$378,682	$340,649

(1) Shares Issued and Redeemed:
Shares Issued	166,813	170,065	3,412	3,098	4,296	1,859
Shares Issued in Lieu of Cash Distributions	27,715	51,059	928	1,637	681	522
Shares Redeemed	(292,110)	(206,414)	(10,105)	(3,248)	(2,301)	(2,869)

Net Increase (Decrease) from Shares Issued and Redeemed	(97,582)	14,710	(5,765)	1,487	2,676	(488)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

104

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	United Kingdom Small Company Portfolio***		Continental Small Company Portfolio***		DFA International Real Estate Securities Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$377	$866	$9,756	$14,356	$190,031	$228,481
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	—	—	—	—	(107,519)	(121,318)
Affiliated Investment Companies Shares Sold	—	—	—	—	(33)	(4)
Transactions Allocated from Affiliated Investment Company*,**	78	1,418	(23,161)	(1,860)	—	—
Futures	—	—	—	—	21,374	1,553
Foreign Currency Transactions	—	—	—	—	1,329	221
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	—	—	—	—	(1,553,230)	1,036,222
Affiliated Investment Companies Shares	—	—	—	—	14	16
Transactions Allocated from Affiliated Investment Company	(3,815)	(372)	(31,479)	38,034	—	—
Futures	—	—	—	—	(2,070)	1,373
Translation of Foreign Currency-Denominated Amounts	—	—	—	—	310	136

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,360)	1,912	(44,884)	50,530	(1,449,794)	1,146,680

Distributions:
Institutional Class Shares	(2,447)	(1,977)	(8,902)	(33,215)	(717,271)	(302,662)
Capital Share Transactions (1):
Shares Issued	3,517	2,122	73,968	117,898	1,196,937	913,489
Shares Issued in Lieu of Cash Distributions	2,447	1,763	8,888	31,461	707,587	297,390
Shares Redeemed	(9,830)	(13,631)	(148,431)	(155,220)	(1,388,574)	(1,199,441)

Net Increase (Decrease) from Capital Share Transactions	(3,866)	(9,746)	(65,575)	(5,861)	515,950	11,438

Total Increase (Decrease) in Net Assets	(9,673)	(9,811)	(119,361)	11,454	(1,651,115)	855,456
Net Assets
Beginning of Year	26,540	36,351	657,105	645,651	6,297,963	5,442,507

End of Year	$16,867	$26,540	$537,744	$657,105	$4,646,848	$6,297,963

(1) Shares Issued and Redeemed:
Shares Issued	153	82	2,953	5,188	304,948	182,042
Shares Issued in Lieu of Cash Distributions	88	75	361	1,395	144,701	64,510
Shares Redeemed	(404)	(553)	(7,187)	(6,632)	(341,397)	(245,929)

Net Increase (Decrease) from Shares Issued and Redeemed	(163)	(396)	(3,873)	(49)	108,252	623

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

105

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Global Real Estate Securities Portfolio		DFA International Small Cap Value Portfolio		International Vector Equity Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$513,699	$243,121	$228,060	$325,454	$59,466	$72,736
Capital Gain Distributions Received from Investment Securities	1,750	—	—	—	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(42,440)	73,513	(411,850)	238,307	(76,225)	(25,195)
Affiliated Investment Companies Shares Sold	22,534	37,097	(2)	—	(7)	—
Futures	(362)	(135)	35,047	1,976	(8,170)	(2,728)
Foreign Currency Transactions	—	—	6,447	(1,093)	296	(429)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(868,809)	795,754	(1,526,362)	(233,259)	(125,231)	93,366
Affiliated Investment Companies Shares	(1,432,797)	641,678	(8)	70	15	12
Futures	—	—	(7,947)	4,434	—	—
Translation of Foreign Currency-Denominated Amounts	—	—	(289)	1,343	132	106

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,806,425)	1,791,028	(1,676,904)	337,232	(149,724)	137,868

Distributions:
Institutional Class Shares	(599,021)	(351,905)	(430,950)	(776,069)	(57,640)	(147,900)
Capital Share Transactions (1):
Shares Issued	2,435,290	1,973,793	2,667,860	3,086,382	1,704,392	1,111,287
Shares Issued in Lieu of Cash Distributions	567,176	335,724	385,828	699,165	56,357	140,703
Shares Redeemed	(2,640,206)	(1,955,553)	(4,485,990)	(3,706,321)	(1,408,660)	(1,105,041)

Net Increase (Decrease) from Capital Share Transactions	362,260	353,964	(1,432,302)	79,226	352,089	146,949

Total Increase (Decrease) in Net Assets	(2,043,186)	1,793,087	(3,540,156)	(359,611)	144,725	136,917
Net Assets
Beginning of Year	9,269,011	7,475,924	13,428,084	13,787,695	2,578,134	2,441,217

End of Year	$7,225,825	$9,269,011	$9,887,928	$13,428,084	$2,722,859	$2,578,134

(1) Shares Issued and Redeemed:
Shares Issued	243,141	173,132	181,563	174,997	184,973	101,269
Shares Issued in Lieu of Cash Distributions	49,884	32,690	20,438	41,425	5,172	13,131
Shares Redeemed	(267,327)	(174,212)	(292,999)	(210,444)	(150,794)	(100,463)

Net Increase (Decrease) from Shares Issued and Redeemed	25,698	31,610	(90,998)	5,978	39,351	13,937

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

106

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	International High Relative Profitability Portfolio		World ex U.S. Value Portfolio***
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$19,772	$11,989	$6,168	$8,768
Capital Gain Distributions Received from Investment Securities	—	—	440	766
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(18,047)	(10,724)	—	—
Affiliated Investment Companies Shares Sold	(1)	—	(1,457)	(802)
Transactions Allocated from Affiliated Investment Company*,**	—	—	(14,842)	(1,780)
Futures	3,996	155	100	(109)
Foreign Currency Transactions	(53)	(32)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	56,853	58,944	(42)	384
Affiliated Investment Companies Shares	5	2	(3,499)	95
Transactions Allocated from Affiliated Investment Company	—	—	(36,036)	4,725
Futures	(145)	—	—	—
Translation of Foreign Currency-Denominated Amounts	60	6	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	62,440	60,340	(49,168)	12,047

Distributions:
Institutional Class Shares	(18,018)	(11,023)	(6,579)	(13,716)
Capital Share Transactions (1):
Shares Issued	1,014,049	416,587	54,277	110,720
Shares Issued in Lieu of Cash Distributions	17,687	11,018	6,573	13,703
Shares Redeemed	(259,261)	(85,342)	(100,557)	(61,053)

Net Increase (Decrease) from Capital Share Transactions	772,475	342,263	(39,707)	63,370

Total Increase (Decrease) in Net Assets	816,897	391,580	(95,454)	61,701
Net Assets
Beginning of Year	658,448	266,868	302,369	240,668

End of Year	$1,475,345	$658,448	$206,915	$302,369

(1) Shares Issued and Redeemed:
Shares Issued	101,501	41,376	6,299	10,308
Shares Issued in Lieu of Cash Distributions	1,705	1,078	672	1,293
Shares Redeemed	(25,836)	(8,617)	(11,524)	(5,597)

Net Increase (Decrease) from Shares Issued and Redeemed	77,370	33,837	(4,553)	6,004

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0 and $2, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

107

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	World ex U.S. Core Equity Portfolio		World Core Equity Portfolio		Selectively Hedged Global Equity Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$77,826	$103,743	$14,907	$18,204	$5,790	$9,052
Capital Gain Distributions Received from Investment Securities	—	—	8,146	2,509	4,097	1,971
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(110,980)	(27,918)	—	—	—	—
Affiliated Investment Companies Shares Sold	(23)	—	(19,813)	(5,618)	(689)	(4,770)
Futures	13,484	(1,060)	(122)	(62)	460	(1,126)
Foreign Currency Transactions	1,255	(4,961)	—	—	—	—
Forward Currency Contracts	—	—	—	—	(1,961)	4,438
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(169,554)	222,436	—	—	—	—
Affiliated Investment Companies Shares	17	10	3,079	67,131	(13,537)	27,375
Futures	(598)	—	—	—	(146)	1,674
Translation of Foreign Currency-Denominated Amounts	101	116	—	—	—	—
Forward Currency Contracts	—	—	—	—	710	(2,086)

Net Increase (Decrease) in Net Assets Resulting from Operations.	(188,472)	292,366	6,197	82,164	(5,276)	36,528

Distributions:
Institutional Class Shares	(75,535)	(116,666)	(16,437)	(23,511)	(9,635)	(16,864)
Capital Share Transactions (1):
Shares Issued	1,273,174	1,271,493	198,881	192,373	64,436	78,038
Shares Issued in Lieu of Cash Distributions	74,685	113,738	15,264	23,302	9,598	16,808
Shares Redeemed	(1,592,928)	(971,409)	(313,856)	(136,287)	(146,446)	(141,873)

Net Increase (Decrease) from Capital Share Transactions	(245,069)	413,822	(99,711)	79,388	(72,412)	(47,027)

Total Increase (Decrease) in Net Assets	(509,076)	589,522	(109,951)	138,041	(87,323)	(27,363)
Net Assets
Beginning of Year	3,719,313	3,129,791	879,553	741,512	375,832	403,195

End of Year	$3,210,237	$3,719,313	$769,602	$879,553	$288,509	$375,832

(1) Shares Issued and Redeemed:
Shares Issued	135,315	119,518	13,724	12,674	4,300	5,128
Shares Issued in Lieu of Cash Distributions	7,310	10,760	969	1,534	564	1,185
Shares Redeemed	(168,321)	(91,013)	(20,996)	(8,795)	(9,787)	(9,256)

Net Increase (Decrease) from Shares Issued and Redeemed	(25,696)	39,265	(6,303)	5,413	(4,923)	(2,943)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $2, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

108

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets Portfolio***		Emerging Markets Small Cap Portfolio***		Emerging Markets Value Portfolio***
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$118,848	$156,390	$120,972	$161,559	$419,152	$442,266
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	—	(1)	—	—	—	—
Transactions Allocated from Affiliated Investment Company*,**	62,124	(72,191)	(377,221)	57,552	(1,030,841)	(172,477)
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	28,554	516,007	126,768	568,138	(1,128,949)	477,901

Net Increase (Decrease) in Net Assets Resulting from Operations	209,526	600,205	(129,481)	787,249	(1,740,638)	747,690

Distributions:
Class R2 Shares	—	—	—	—	(569)	(687)
Institutional Class Shares	(118,156)	(145,647)	(170,927)	(327,074)	(441,483)	(458,693)

Total Distributions	(118,156)	(145,647)	(170,927)	(327,074)	(442,052)	(459,380)

Capital Share Transactions (1):
Shares Issued	1,949,203	1,392,119	767,311	1,086,305	3,023,264	3,101,990
Shares Issued in Lieu of Cash Distributions	110,017	131,384	161,476	306,500	425,730	437,294
Shares Redeemed	(2,466,550)	(1,403,931)	(2,172,505)	(1,733,527)	(5,847,897)	(3,093,072)

Net Increase (Decrease) from Capital Share Transactions	(407,330)	119,572	(1,243,718)	(340,722)	(2,398,903)	446,212

Total Increase (Decrease) in Net Assets	(315,960)	574,130	(1,544,126)	119,453	(4,581,593)	734,522
Net Assets
Beginning of Year	5,968,318	5,394,188	6,423,859	6,304,406	17,191,082	16,456,560

End of Year	$5,652,358	$5,968,318	$4,879,733	$6,423,859	$12,609,489	$17,191,082

(1) Shares Issued and Redeemed:
Shares Issued	81,083	51,928	43,649	54,991	131,688	111,222
Shares Issued in Lieu of Cash Distributions	4,148	4,954	8,071	16,347	16,867	16,392
Shares Redeemed	(97,296)	(52,162)	(123,692)	(88,031)	(250,369)	(112,571)

Net Increase (Decrease) from Shares Issued and Redeemed	(12,065)	4,720	(71,972)	(16,693)	(101,814)	15,043

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $162 and $365, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

109

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets Core Equity Portfolio		Emerging Markets Targeted Value Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Period Nov 14, 2018 u to Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$561,952	$723,412	$3,141	$2,379
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(1,673,803)	(319,383)	1,473	1,412
Affiliated Investment Companies Shares Sold	(9)	(3)	—	—
Futures	69,434	14,341	(609)	35
Foreign Currency Transactions.	(17,720)	(779)	36	(33)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	760,317	2,502,146	3,387	(221)
Affiliated Investment Companies Shares	17	58	—	—
Futures	(12,657)	13,038	(13)	—
Translation of Foreign Currency-Denominated Amounts	(579)	433	(4)	1

Net Increase (Decrease) in Net Assets Resulting from Operations	(313,048)	2,933,263	7,411	3,573

Distributions:
Institutional Class Shares	(585,760)	(730,829)	(3,875)	(64)
Capital Share Transactions (1):
Shares Issued	6,136,399	6,077,361	116,272	128,579
Shares Issued in Lieu of Cash Distributions	555,504	690,137	3,875	64
Shares Redeemed	(9,635,005)	(5,720,081)	(67,880)	(17,792)

Net Increase (Decrease) from Capital Share Transactions	(2,943,102)	1,047,417	52,267	110,851

Total Increase (Decrease) in Net Assets	(3,841,910)	3,249,851	55,803	114,360
Net Assets
Beginning of Year	28,622,610	25,372,759	114,360	—

End of Year	$24,780,700	$28,622,610	$170,163	$114,360

(1) Shares Issued and Redeemed:
Shares Issued	329,136	303,000	14,050	12,691
Shares Issued in Lieu of Cash Distributions	28,643	34,717	366	6
Shares Redeemed	(529,560)	(286,918)	(7,864)	(1,729)

Net Increase (Decrease) from Shares Issued and Redeemed	(171,781)	50,799	6,552	10,968

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $72 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $(1) and $0, respectively.

See accompanying Notes to Financial Statements.

110

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Large Cap International Portfolio					International Core Equity Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$22.78	$21.29	$23.52	$19.52	$20.36	$13.19	$12.65	$14.23	$11.58	$11.69

Income from Investment Operations (A)
Net Investment Income (Loss)	0.49	0.70	0.66	0.58	0.57	0.28	0.41	0.38	0.34	0.32
Net Gains (Losses) on Securities (Realized and Unrealized)	(1.87)	1.47	(2.25)	4.00	(0.86)	(1.11)	0.53	(1.60)	2.63	(0.15)

Total from Investment Operations	(1.38)	2.17	(1.59)	4.58	(0.29)	(0.83)	0.94	(1.22)	2.97	0.17

Less Distributions:
Net Investment Income	(0.50)	(0.68)	(0.64)	(0.58)	(0.55)	(0.28)	(0.40)	(0.36)	(0.32)	(0.28)

Total Distributions	(0.50)	(0.68)	(0.64)	(0.58)	(0.55)	(0.28)	(0.40)	(0.36)	(0.32)	(0.28)

Net Asset Value, End of Year	$20.90	$22.78	$21.29	$23.52	$19.52	$12.08 $	13.19	$12.65	$14.23	$11.58

Total Return	(6.05%)	10.38%	(6.97%)	23.79%	(1.30%)	(6.32%)	7.67%	(8.79%)	26.02%	1.62%

Net Assets, End of Year (thousands)	$4,700,488	$5,356,475	$4,587,406	$4,723,090	$3,527,775	$24,965,561	$30,559,427	$27,174,589	$25,443,968	$16,983,011
Ratio of Expenses to Average Net Assets	0.22%	0.23%	0.23%	0.25%	0.28%	0.30%	0.29%	0.30%	0.30%	0.38%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.23%	0.24%	0.23%	0.25%	0.28%	0.30%	0.31%	0.30%	0.32%	0.38%
Ratio of Net Investment Income to Average Net Assets	2.31%	3.22%	2.78%	2.72%	2.95%	2.24%	3.21%	2.67%	2.62%	2.83%
Portfolio Turnover Rate	19%	7%	8%	10%	10%	4%	6%	4%	6%	2%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

111

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Small Company Portfolio					International Small Company Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Period Jan 18, 2017 u to Oct 31, 2017		Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Period	$11.07	$10.73	$11.53	$10.00		$18.21	$18.46	$21.52	$17.78	$17.78

Income from Investment Operations (A)
Net Investment Income (Loss)	0.15	0.18	0.19	0.14		0.33	0.43	0.46	0.41	0.43
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.55)	0.27	(0.75)	1.39		(0.93)	0.58	(2.41)	4.13	0.48

Total from Investment Operations	(0.40)	0.45	(0.56)	1.53		(0.60)	1.01	(1.95)	4.54	0.91

Less Distributions:
Net Investment Income	(0.17)	(0.11)	(0.17)	—		(0.37)	(0.44)	(0.44)	(0.34)	(0.51)
Net Realized Gains	—	—	(0.07)	—		(0.40)	(0.82)	(0.67)	(0.46)	(0.40)

Total Distributions	(0.17)	(0.11)	(0.24)	—		(0.77)	(1.26)	(1.11)	(0.80)	(0.91)

Net Asset Value, End of Period	$10.50	$11.07	$10.73	$11.53		$16.84	$18.21	$18.46	$21.52	$17.78

Total Return	(3.75%)	4.29%	(5.02%)	15.30	%(B)	(3.64%)	6.44%	(9.54%)	26.54%	5.43%

Net Assets, End of Period (thousands)	$43,568	$41,286	$31,380	$15,021		$10,148,132	$12,750,110	$12,656,204	$13,490,290	$10,387,361
Ratio of Expenses to Average Net Assets *(C)	0.47%	0.49%	0.49%	0.42	%(D)(E)	0.53%	0.54%	0.53%	0.53%	0.53%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(C)	0.85%	0.93%	0.90%	1.14	%(D)(E)	0.53%	0.54%	0.53%	0.53%	0.53%
Ratio of Net Investment Income to Average Net Assets	1.50%	1.69%	1.58%	1.74	%(D)(E)	1.96%	2.44%	2.18%	2.14%	2.47%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.27%	0.27%	0.26%	0.27%		0.12%	0.12%	0.12%	0.12%	0.13%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

112

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Japanese Small Company Portfolio					Asia Pacific Small Company Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$24.89	$25.70	$28.56	$23.01	$20.46	$21.11	$20.83	$23.71	$21.27	$19.06

Income from Investment Operations (A)
Net Investment Income (Loss)	0.40	0.45	0.43	0.37	0.32	0.75	0.77	0.84	0.74	0.71
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.91)	0.37	(2.59)	5.61	2.51	(0.77)	0.19	(2.76)	2.45	2.24

Total from Investment Operations	(0.51)	0.82	(2.16)	5.98	2.83	(0.02)	0.96	(1.92)	3.19	2.95

Less Distributions:
Net Investment Income	(0.61)	(0.28)	(0.70)	(0.43)	(0.28)	(0.96)	(0.68)	(0.96)	(0.75)	(0.74)
Net Realized Gains	(0.38)	(1.35)	—	—	—	—	—	—	—	—

Total Distributions	(0.99)	(1.63)	(0.70)	(0.43)	(0.28)	(0.96)	(0.68)	(0.96)	(0.75)	(0.74)

Net Asset Value, End of Year	$23.39	$24.89	$25.70	$28.56	$23.01	$20.13	$21.11	$20.83	$23.71	$21.27

Total Return	(2.32%)	4.01%	(7.82%)	26.56%	14.04%	(0.23%)	4.81%	(8.51%)	15.70%	16.18%

Net Assets, End of Year (thousands)	$466,696	$640,068	$622,650	$647,978	$509,413	$378,682	$340,649	$346,335	$332,153	$251,575
Ratio of Expenses to Average Net Assets (F)	0.54%	0.55%	0.53%	0.54%	0.54%	0.54%	0.57%	0.54%	0.54%	0.54%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.64%	0.65%	0.63%	0.64%	0.64%	0.64%	0.67%	0.64%	0.64%	0.64%
Ratio of Net Investment Income to Average Net Assets	1.74%	1.91%	1.49%	1.50%	1.57%	3.92%	3.65%	3.57%	3.41%	3.57%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

113

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	United Kingdom Small Company Portfolio					Continental Small Company Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$27.85	$26.95	$32.67	$27.21	$35.50	$24.84	$24.37	$28.24	$21.48	$20.74

Income from Investment Operations (A)
Net Investment Income (Loss)	0.43	0.76	0.85	0.87	1.18	0.40	0.55	0.61	0.45	0.43
Net Gains (Losses) on Securities (Realized and Unrealized)	(4.00)	1.68	(3.65)	6.67	(6.55)	(1.04)	1.23	(3.68)	6.73	0.72

Total from Investment Operations	(3.57)	2.44	(2.80)	7.54	(5.37)	(0.64)	1.78	(3.07)	7.18	1.15

Less Distributions:
Net Investment Income	(0.68)	(0.47)	(0.79)	(0.93)	(1.29)	(0.38)	(0.51)	(0.59)	(0.42)	(0.41)
Net Realized Gains	(2.25)	(1.07)	(2.13)	(1.15)	(1.63)	—	(0.80)	(0.21)	—	—

Total Distributions	(2.93)	(1.54)	(2.92)	(2.08)	(2.92)	(0.38)	(1.31)	(0.80)	(0.42)	(0.41)

Net Asset Value, End of Year	$21.35	$27.85	$26.95	$32.67	$27.21	$23.82	$24.84	$24.37	$28.24	$21.48

Total Return	(15.27%)	10.14%	(9.34%)	29.28%	(16.20%)	(2.63%)	7.94%	(11.14%)	33.68%	5.70%

Net Assets, End of Year (thousands)	$16,867	$26,540	$36,351	$45,177	$32,323	$537,744	$657,105	$645,651	$592,347	$292,117
Ratio of Expenses to Average Net Assets (F)	0.59%	0.59%	0.58%	0.59%	0.59%	0.54%	0.56%	0.54%	0.56%	0.54%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.86%	0.82%	0.68%	0.71%	0.71%	0.64%	0.66%	0.64%	0.66%	0.64%
Ratio of Net Investment Income to Average Net Assets	1.89%	2.92%	2.75%	2.93%	3.87%	1.68%	2.30%	2.16%	1.78%	2.08%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

114

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Real Estate Securities Portfolio					DFA Global Real Estate Securities Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020		Year Ended Oct 31, 2019		Year Ended Oct 31, 2018		Year Ended Oct 31, 2017		Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$5.61	$4.85	$5.07	$5.23	$5.27	$12.71		$10.71		$10.90		$10.84		$10.59

Income from Investment Operations (A)
Net Investment Income (Loss)	0.15	0.20	0.22	0.21	0.20	0.68		0.34	**	0.48		0.43		0.27
Net Gains (Losses) on Securities (Realized and Unrealized)	(1.35)	0.83	(0.22)	0.04	(0.15)	(3.00)		2.16	**	(0.26)		0.15		0.23

Total from Investment Operations	(1.20)	1.03	—	0.25	0.05	(2.32)		2.50		0.22		0.58		0.50

Less Distributions:
Net Investment Income	(0.64)	(0.27)	(0.22)	(0.41)	(0.09)	(0.70)		(0.50)		(0.34)		(0.49)		(0.25)
Net Realized Gains	—	—	—	—	—	(0.12)		(—)		(0.07)		(0.03)		—

Total Distributions	(0.64)	(0.27)	(0.22)	(0.41)	(0.09)	(0.82)		(0.50)		(0.41)		(0.52)		(0.25)

Net Asset Value, End of Year	$3.77	$5.61	$4.85	$5.07	$5.23	$9.57		$12.71		$10.71		$10.90		$10.84

Total Return	(23.98%)	22.54%	(0.24%)	5.46%	1.05%	(19.28%)		24.55%		1.91%		5.82%		4.87%

Net Assets, End of Year (thousands)	$4,646,848	$6,297,963	$5,442,507	$5,497,753	$4,181,623	$7,225,825		$9,269,011		$7,475,924		$6,753,782		$4,888,955
Ratio of Expenses to Average Net Assets *	0.26%	0.27%	0.28%	0.28%	0.28%	0.24	%(C)	0.24	%(C)	0.24	%(C)	0.24	%(C)	0.24	%(C)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly) *	0.27%	0.28%	0.28%	0.28%	0.28%	0.34	%(C)	0.35	%(C)	0.35	%(C)	0.37	%(C)	0.38	%(C)
Ratio of Net Investment Income to Average Net Assets	3.61%	4.01%	4.27%	4.19%	3.71%	6.44%		2.95	%**	4.42%		4.03%		2.45%
Portfolio Turnover Rate	12%	8%	5%	1%	1%	0%		0%		3%		2%		2%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	N/A	N/A	N/A	N/A	N/A	0.12%		0.13%		0.13%		0.15%		0.16%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

115

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Small Cap Value Portfolio					International Vector Equity Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$18.58	$19.24	$23.51	$19.31	$19.44	$11.62	$11.74	$13.33	$10.78	$10.76

Income from Investment Operations (A)
Net Investment Income (Loss)	0.33	0.45	0.47	0.39	0.44	0.23	0.33	0.32	0.28	0.28
Net Gains (Losses) on Securities (Realized and Unrealized)	(2.65)	(0.01)	(3.44)	4.72	0.29	(1.20)	0.24	(1.56)	2.57	0.05

Total from Investment Operations	(2.32)	0.44	(2.97)	5.11	0.73	(0.97)	0.57	(1.24)	2.85	0.33

Less Distributions:
Net Investment Income	(0.32)	(0.48)	(0.56)	(0.29)	(0.58)	(0.23)	(0.34)	(0.30)	(0.28)	(0.27)
Net Realized Gains	(0.29)	(0.62)	(0.74)	(0.62)	(0.28)	—	(0.35)	(0.05)	(0.02)	(0.04)

Total Distributions	(0.61)	(1.10)	(1.30)	(0.91)	(0.86)	(0.23)	(0.69)	(0.35)	(0.30)	(0.31)

Net Asset Value, End of Year	$15.65	$18.58	$19.24	$23.51	$19.31	$10.42	$11.62	$11.74	$13.33	$10.78

Total Return	(13.03%)	2.94%	(13.37%)	27.49%	4.09%	(8.41%)	5.49%	(9.52%)	26.83%	3.21%

Net Assets, End of Year (thousands)	$9,887,928	$13,428,084	$13,787,695	$16,162,471	$13,009,729	$2,722,859	$2,578,134	$2,441,217	$2,529,852	$1,856,474
Ratio of Expenses to Average Net Assets	0.65%	0.68%	0.68%	0.68%	0.68%	0.47%	0.50%	0.48%	0.49%	0.49%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.66%	0.69%	0.68%	0.68%	0.68%	0.48%	0.50%	0.48%	0.49%	0.49%
Ratio of Net Investment Income to Average Net Assets	2.02%	2.48%	2.10%	1.85%	2.38%	2.20%	2.94%	2.40%	2.36%	2.73%
Portfolio Turnover Rate	14%	18%	23%	21%	19%	18%	17%	12%	5%	4%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

116

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	International High Relative Profitability Portfolio					World Ex U.S. Value Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Period May 16, 2017 u to Oct 31, 2017		Year Ended Oct 31, 2020		Year Ended Oct 31, 2019		Year Ended Oct 31, 2018		Year Ended Oct 31, 2017		Year Ended Oct 31, 2016
Net Asset Value, Beginning of Period	$10.74	$9.71	$10.68	$10.00		$10.97		$11.16		$12.71		$10.31		$10.28

Income from Investment Operations (A)
Net Investment Income (Loss)	0.21	0.27	0.26	0.08		0.25		0.35		0.34		0.31		0.31
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.13)	1.00	(1.01)	0.66		(1.96)		0.04		(1.48)		2.33		0.03

Total from Investment Operations	0.08	1.27	(0.75)	0.74		(1.71)		0.39		(1.14)		2.64		0.34

Less Distributions:
Net Investment Income	(0.18)	(0.24)	(0.22)	(0.06)		(0.27)		(0.35)		(0.41)		(0.24)		(0.31)
Net Realized Gains	—	—	—	—		—		(0.23)		—		—		—

Total Distributions	(0.18)	(0.24)	(0.22)	(0.06)		(0.27)		(0.58)		(0.41)		(0.24)		(0.31)

Net Asset Value, End of Period	$10.64	$10.74	$9.71	$10.68		$8.99		$10.97		$11.16		$12.71		$10.31

Total Return	0.80%	13.19%	(7.20%)	7.38	%(B)	(15.76%)		3.75%		(9.22%)		25.97%		3.54%

Net Assets, End of Period (thousands)	$1,475,345	$658,448	$266,868	$67,793		$206,915		$302,369		$240,668		$246,551		$188,154
Ratio of Expenses to Average Net Assets *	0.30%	0.33%	0.35%	0.31	%(D)(E)	0.50	%(C)	0.54	%(C)	0.52	%(C)	0.52	%(C)	0.53	%(C)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly) *	0.31%	0.34%	0.35%	0.65	%(D)(E)	0.71	%(C)	0.76	%(C)	0.74	%(C)	0.75	%(C)	0.76	%(C)
Ratio of Net Investment Income to Average Net Assets	1.97%	2.69%	2.41%	1.76	%(D)(E)	2.56%		3.25%		2.72%		2.69%		3.20%
Portfolio Turnover Rate	15%	9%	9%	2	%(B)	N/A		N/A		N/A		N/A		N/A

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	N/A	N/A	N/A	N/A		0.23%		0.24%		0.24%		0.25%		0.26%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

117

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	World Ex U.S. Core Equity Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Period	$11.17	$10.65	$12.15	$9.93	$9.83

Income from Investment Operations (A)
Net Investment Income (Loss)	0.24	0.33	0.31	0.27	0.26
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.74)	0.56	(1.52)	2.21	0.08

Total from Investment Operations	(0.50)	0.89	(1.21)	2.48	0.34

Less Distributions:
Net Investment Income	(0.23)	(0.32)	(0.29)	(0.26)	(0.24)
Net Realized Gains	—	(0.05)	—	—	—

Total Distributions	(0.23)	(0.37)	(0.29)	(0.26)	(0.24)

Net Asset Value, End of Period	$10.44	$11.17	$10.65	$12.15	$9.93

Total Return	(4.42%)	8.64%	(10.22%)	25.33%	3.58%

Net Assets, End of Period (thousands)	$3,210,237	$3,719,313	$3,129,791	$2,805,367	$1,656,445
Ratio of Expenses to Average Net Assets	0.35%	0.37%	0.39%	0.40%	0.47%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.36%	0.38%	0.37%	0.40%	0.47%
Ratio of Net Investment Income to Average Net Assets	2.26%	3.02%	2.56%	2.48%	2.67%
Portfolio Turnover Rate	13%	8%	4%	4%	1%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

118

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	World Core Equity Portfolio					Selectively Hedged Global Equity Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016

Net Asset Value, Beginning of Year	$16.42	$15.40	$16.06	$13.14	$12.94	$16.54	$15.71	$16.52	$13.67	$13.50

Income from Investment Operations (A)
Net Investment Income (Loss)	0.29	0.35	0.31	0.29	0.27	0.28	0.35	0.31	0.29	0.26
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.10)	1.13	(0.64)	2.98	0.20	(0.18)	1.12	(0.66)	2.98	0.30

Total from Investment Operations	0.19	1.48	(0.33)	3.27	0.47	0.10	1.47	(0.35)	3.27	0.56

Less Distributions:

Net Investment Income	(0.29)	(0.35)	(0.30)	(0.30)	(0.26)	(0.43)	(0.44)	(0.27)	(0.30)	(0.35)
Net Realized Gains	(0.03)	(0.11)	(0.03)	(0.05)	(0.01)	—	(0.20)	(0.19)	(0.12)	(0.04)

Total Distributions	(0.32)	(0.46)	(0.33)	(0.35)	(0.27)	(0.43)	(0.64)	(0.46)	(0.42)	(0.39)

Net Asset Value, End of Year	$16.29	$16.42	$15.40	$16.06	$13.14	$16.21	$16.54	$15.71	$16.52	$13.67

Total Return	1.25%	9.94%	(2.16%)	25.14%	3.73%	0.47%	10.10%	(2.28%)	24.54%	4.32%

Net Assets, End of Year (thousands)	$769,602	$879,553	$741,512	$546,891	$370,229	$288,509	$375,832	$403,195	$402,204	$289,904
Ratio of Expenses to Average Net Assets *(C)	0.32%	0.33%	0.35%	0.35%	0.35%	0.36%	0.37%	0.34%	0.35%	0.35%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(C)	0.56%	0.60%	0.59%	0.60%	0.64%	0.61%	0.63%	0.60%	0.62%	0.64%
Ratio of Net Investment Income to Average Net Assets	1.81%	2.23%	1.89%	1.95%	2.14%	1.78%	2.25%	1.87%	1.90%	2.03%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.25%	0.27%	0.27%	0.28%	0.31%	0.28%	0.30%	0.29%	0.29%	0.32%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

119

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Portfolio					Emerging Markets Small Cap Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016

Net Asset Value, Beginning of Year	$27.56	$25.46	$29.55	$24.12	$22.17	$20.07	$18.72	$23.49	$20.39	$18.51

Income from Investment Operations (A)
Net Investment Income (Loss)	0.55	0.73	0.61	0.49	0.45	0.41	0.48	0.53	0.49	0.45
Net Gains (Losses) on Securities (Realized and Unrealized)	0.07	2.05	(4.14)	5.43	1.95	(0.24)	1.87	(4.22)	3.58	2.04

Total from Investment Operations	0.62	2.78	(3.53)	5.92	2.40	0.17	2.35	(3.69)	4.07	2.49

Less Distributions:
Net Investment Income	(0.54)	(0.68)	(0.56)	(0.49)	(0.45)	(0.44)	(0.46)	(0.53)	(0.51)	(0.47)
Net Realized Gains	—	—	—	—	—	(0.13)	(0.54)	(0.55)	(0.46)	(0.14)

Total Distributions	(0.54)	(0.68)	(0.56)	(0.49)	(0.45)	(0.57)	(1.00)	(1.08)	(0.97)	(0.61)

Net Asset Value, End of Year	$27.64	$27.56	$25.46	$29.55	$24.12	$19.67	$20.07	$18.72	$23.49	$20.39

Total Return	2.36%	11.06%	(12.14%)	24.83%	11.01%	0.81%	12.96%	(16.45%)	21.00%	13.96%

Net Assets, End of Year (thousands)	$5,652,358	$5,968,318	$5,394,188	$6,632,914	$4,915,400	$4,879,733	$6,423,859	$6,304,406	$7,249,717	$5,459,509
Ratio of Expenses to Average Net Assets (F)	0.44%	0.48%	0.47%	0.50%	0.56%	0.69%	0.72%	0.70%	0.73%	0.72%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.54%	0.58%	0.57%	0.60%	0.66%	0.89%	0.92%	0.90%	0.93%	0.92%
Ratio of Net Investment Income to Average Net Assets	2.07%	2.70%	2.08%	1.88%	2.04%	2.20%	2.44%	2.31%	2.32%	2.43%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

120

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Value Portfolio-Class R2 Shares
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$27.16	$26.64	$30.13	$24.71	$22.18

Income from Investment Operations (A)
Net Investment Income (Loss)	0.59	0.63	0.63	0.31	0.46
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.27)	0.56	(3.48)	5.60	2.75

Total from Investment Operations	(2.68)	1.19	(2.85)	5.91	3.21

Less Distributions:
Net Investment Income	(0.70)	(0.67)	(0.64)	(0.49)	(0.68)

Total Distributions	(0.70)	(0.67)	(0.64)	(0.49)	(0.68)

Net Asset Value, End of Year	$23.78	$27.16	$26.64	$30.13	$24.71

Total Return	(9.98%)	4.57%	(9.66%)	24.11%	14.98%

Net Assets, End of Year (thousands)	$12,587	$29,146	$25,150	$31,198	$97,923
Ratio of Expenses to Average Net Assets (F)	0.77%	0.81%	0.80%	0.81%	0.81%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.87%	0.91%	0.90%	0.91%	0.91%
Ratio of Net Investment Income to Average Net Assets	2.41%	2.29%	2.07%	1.19%	2.08%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

121

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Value Portfolio-Institutional Class Shares
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$27.34	$26.81	$30.32	$24.84	$22.22

Income (loss) from Investment Operations (A)
Net Investment Income (Loss)	0.71	0.70	0.73	0.61	0.51
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.35)	0.57	(3.53)	5.40	2.77

Total from Investment Operations	(2.64)	1.27	(2.80)	6.01	3.28

Less Distributions:
Net Investment Income	(0.77)	(0.74)	(0.71)	(0.53)	(0.66)

Total Distributions	(0.77)	(0.74)	(0.71)	(0.53)	(0.66)

Net Asset Value, End of Year	$23.93	$27.34	$26.81	$30.32	$24.84

Total Return	(9.75%)	4.83%	(9.45%)	24.41%	15.23%

Net Assets, End of Year (thousands)	$12,596,902	$17,161,936	$16,431,410	$19,383,230	$16,304,321
Ratio of Expenses to Average Net Assets (F)	0.52%	0.56%	0.54%	0.57%	0.56%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.62%	0.66%	0.64%	0.67%	0.66%
Ratio of Net Investment Income to Average Net Assets	2.87%	2.54%	2.37%	2.23%	2.31%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

122

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Core Equity Portfolio					Emerging Markets Targeted Value Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Period Nov 14, 2018 u to Oct 31, 2019
Net Asset Value, Beginning of Year	$20.59	$18.95	$22.38	$18.40	$16.81	$10.43	$10.00

Income from Investment Operations (A)
Net Investment Income (Loss)	0.43	0.53	0.50	0.42	0.37	0.21	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.22)	1.64	(3.47)	3.95	1.59	(0.59)	0.20

Total from Investment Operations	0.21	2.17	(2.97)	4.37	1.96	(0.38)	0.44

Less Distributions:
Net Investment Income	(0.46)	(0.53)	(0.46)	(0.39)	(0.37)	(0.23)	(0.01)
Net Realized Gains	—	—	—	—	—	(0.11)	—

Total Distributions	(0.46)	(0.53)	(0.46)	(0.39)	(0.37)	(0.34)	(0.01)

Net Asset Value, End of Year.	$20.34	$20.59	$18.95	$22.38	$18.40	$9.71	$10.43

Total Return	1.13%	11.61%	(13.48%)	24.02%	11.87%	(3.89%)	4.38	%(B)

Net Assets, End of Year (thousands)	$24,780,700	$28,622,610	$25,372,759	$27,085,722	$18,712,966	$170,163	$114,360
Ratio of Expenses to Average Net Assets	0.49%	0.52%	0.52%	0.55%	0.61%	0.84%	0.85	%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.50%	0.53%	0.52%	0.56%	0.61%	0.87%	0.95	%(D)(E)
Ratio of Net Investment Income to Average Net Assets	2.19%	2.62%	2.25%	2.08%	2.20%	2.26%	2.30	%(D)(E)
Portfolio Turnover Rate	15%	4%	4%	4%	3%	34%	12	%(B)

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

123

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and six operational portfolios, of which twenty-two (the “Portfolios”) are included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

Of the Portfolios, seven invest all of their assets in a corresponding series or fund (each such Portfolio, a “Feeder Fund”). Of the Feeder Funds, six invest all of their assets in a corresponding series of The DFA Investment Trust Company (“DFAITC”) and one invests all of its assets in the Dimensional Emerging Markets Value Fund (“DEM”) (each such series within DFAITC and DEM, a “Master Fund”, treated as partnerships for federal income tax purposes). Six of the Portfolios generally allocate their assets among other funds managed by Dimensional Fund Advisors LP (each such Portfolio, a “Fund of Funds”). The Fund of Funds may also invest in affiliated and unaffiliated registered and unregistered money market funds. The International Small Company Portfolio invests in five Master Funds within DFAITC. The Global Small Company Portfolio invests in six Master Funds within DFAITC and one underlying fund within the Fund (each such underlying fund within the Fund, an “Underlying Fund”). The DFA Global Real Estate Securities Portfolio invests in two Underlying Funds within the Fund and directly in securities. The World ex U.S. Value Portfolio invests in three Master/Underlying Funds within the Fund, DFAITC, and DEM. The World Core Equity Portfolio and Selectively Hedged Global Equity Portfolio each invest in three Underlying Funds within the Fund. As of October 31, 2020, the following Portfolios were the owner of record of the following approximate percentages of the total outstanding shares of the following Master/Underlying Funds as detailed below:

Feeder Funds	Master/Underlying Funds	Percentage Ownership at 10/31/20
Japanese Small Company Portfolio	The Japanese Small Company Series	—
Asia Pacific Small Company Portfolio	The Asia Pacific Small Company Series	25%
United Kingdom Small Company Portfolio	The United Kingdom Small Company Series	—
Continental Small Company Portfolio	The Continental Small Company Series	—
Emerging Markets Portfolio	The Emerging Markets Series	99%
Emerging Markets Small Cap Portfolio	The Emerging Markets Small Cap Series	99%
Emerging Markets Value Portfolio	Dimensional Emerging Markets Value Fund	98%

Funds of Funds	Underlying Funds	Percentage Ownership at 10/31/20
International Small Company Portfolio	The Continental Small Company Series	88%
	The Japanese Small Company Series	84%
	The United Kingdom Small Company Series	99%
	The Asia Pacific Small Company Series	75%
	The Canadian Small Company Series	97%

Global Small Company Portfolio	U.S. Small Cap Portfolio	—
	The Continental Small Company Series	—
	The Japanese Small Company Series	—
	The Asia Pacific Small Company Series	—

124

Funds of Funds	Underlying Funds	Percentage Ownership at 10/31/20
	The Canadian Small Company Series	—
	The Emerging Markets Small Cap Series	—
	The United Kingdom Small Company Series	—

DFA Global Real Estate Securities Portfolio*	DFA Real Estate Securities Portfolio	9%
	DFA International Real Estate Securities Portfolio	56%

World ex U.S. Value Portfolio	Dimensional Emerging Markets Value Fund	—
	DFA International Small Cap Value Portfolio	—
	The DFA International Value Series	—

World Core Equity Portfolio	U.S. Core Equity 1 Portfolio	2%
	International Core Equity Portfolio	1%
	Emerging Markets Core Equity Portfolio	—

Selectively Hedged Global Equity Portfolio	U.S. Core Equity 2 Portfolio	1%
	International Core Equity Portfolio	—
	Emerging Markets Core Equity Portfolio	—

*	DFA Global Real Estate Securities Portfolio invests in two Underlying Funds as indicated and securities listed on its Summary Schedule of Investments.

To achieve its investment objective, each Feeder Fund and Fund of Funds invests substantially all of its assets in corresponding Master and/or Underlying Funds as indicated above. The DFA Global Real Estate Securities Portfolio may pursue its investment objective by investing its assets in its Underlying Funds and/or directly in securities of companies in the real estate industry. Each Feeder Fund and Fund of Funds also invests in short-term temporary cash investments and futures. In addition, each Fund of Funds may engage in forward currency contracts.

The financial statements of the Feeder Funds’ Master Funds are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Funds.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

125

Securities held by Large Cap International Portfolio, International Core Equity Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, World ex U.S. Core Equity Portfolio, Emerging Markets Core Equity Portfolio, International High Relative Profitability Portfolio and Emerging Markets Targeted Value Portfolio (the “International Equity Portfolios”), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the International Equity Portfolios value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the International Equity Portfolios’ shares (at the close of the NYSE), the International Equity Portfolios will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Equity Portfolios’ foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These valuations are generally categorized as Level 2 in the hierarchy.

Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

126

Shares held by the Portfolios in other investment companies (such as the Master/Underlying Funds) are valued at their respective daily net asset values as reported by their administrator. The Feeder Funds’, International Small Company Portfolio’s, Global Small Company Portfolio’s and World ex U.S. Value Portfolio’s investments in series of either DFAITC or DEM reflect their proportionate interest in the net assets of such corresponding Master Fund(s). These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments (except for the Feeder Funds). The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Portfolios also enter into forward currency contracts for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked-to-market daily based on daily forward exchange rates.

The International Equity Portfolios do not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized. However, the Selectively Hedged Global Equity Portfolio does isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and Selectively Hedged Global Equity Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January

127

following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of a Portfolio. Income, gains and losses, and common expenses of a Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

The Feeder Funds, International Small Company Portfolio, Global Small Company Portfolio, and World ex U.S. Value Portfolio recognize their pro-rata shares of net investment income and realized and unrealized gains/losses on a daily basis from their respective Master Fund(s) within DFAITC or DEM, which are treated as partnerships for federal income tax purposes.

The Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Value Portfolio, World ex U.S. Core Portfolio, Emerging Markets Core Equity Portfolio and Emerging Markets Targeted Value Portfolio are subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2020, the Portfolios’ investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Large Cap International Portfolio	0.19	%*
International Core Equity Portfolio	0.25	%*
Global Small Company Portfolio	0.44	%*
International Small Company Portfolio	0.39	%*
Japanese Small Company Portfolio	0.48	%*
Asia Pacific Small Company Portfolio	0.48	%*
United Kingdom Small Company Portfolio	0.48	%*
Continental Small Company Portfolio	0.48	%*
DFA International Real Estate Securities Portfolio	0.24	%*
DFA Global Real Estate Securities Portfolio	0.20%

128

DFA International Small Cap Value Portfolio	0.62	%*
International Vector Equity Portfolio	0.43	%*
International High Relative Profitability Portfolio	0.25%
World ex U.S. Value Portfolio	0.45	%*
World ex U.S. Core Equity Portfolio	0.30	%*
World Core Equity Portfolio	0.28	%*
Selectively Hedged Global Equity Portfolio	0.29	%*
Emerging Markets Portfolio	0.39	%*
Emerging Markets Small Cap Portfolio	0.62	%*
Emerging Markets Value Portfolio	0.47	%*
Emerging Markets Core Equity Portfolio	0.44	%*
Emerging Markets Targeted Value Portfolio	0.66	%*

*	Effective as of February 28, 2020, the management fees payable by the following Portfolios were reduced as follows:

Portfolio	Management Fee Prior to February 28, 2020	Management Fee Effective February 28, 2020
Large Cap International Portfolio	0.20%	0.18%
International Core Equity Portfolio	0.27%	0.24%
Global Small Company Portfolio	0.45%	0.43%
International Small Company Portfolio	0.40%	0.38%
Japanese Small Company Portfolio	0.50%	0.47%
Asia Pacific Small Company Portfolio	0.50%	0.47%
United Kingdom Small Company Portfolio	0.50%	0.47%
Continental Small Company Portfolio	0.50%	0.47%
DFA International Real Estate Securities Portfolio	0.25%	0.24%
DFA International Small Cap Value Portfolio	0.65%	0.60%
International Vector Equity Portfolio	0.45%	0.42%
World ex U.S. Value Portfolio	0.47%	0.43%
World ex U.S. Core Equity Portfolio	0.32%	0.29%
World Core Equity Portfolio	0.30%	0.27%
Selectively Hedged Global Equity Portfolio	0.30%	0.28%
Emerging Markets Portfolio	0.42%	0.37%
Emerging Markets Small Cap Portfolio	0.65%	0.60%
Emerging Markets Value Portfolio	0.50%	0.45%
Emerging Markets Core Equity Portfolio	0.47%	0.42%
Emerging Markets Targeted Value Portfolio	0.70%	0.65%

Pursuant to Amended and Restated Fee Waiver and/or Expense Assumption Agreements (each, a “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for the non-Feeder Funds, and a portion of the Fee Waiver Agreement for certain Feeder Funds below, will remain in effect through February 28, 2021, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Feeder Funds, as described in the notes below, will remain in effect permanently, unless terminated by a Feeder Fund. During the year ended October 31, 2020, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2020, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2020, are also reflected below (amounts in thousands). At any time that the Portfolio Expenses (defined below) of a class of a Portfolio are less than the applicable Expense Limitation Amount/Total Management Fee Limit listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the

129

expense ratio following such recovery would be less than the Expense Limitation Amount/Total Management Fee Limit that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount/Total Management Fee Limit in place for the Portfolio. The Advisor, however, will not be reimbursed by a Feeder Portfolio in connection with its Permanent Fee Waiver. The Fund, on behalf of a Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to the World ex U.S. Value Portfolio, World Core Equity Portfolio and Selectively Hedged Global Equity Portfolio, the Advisor shall also not be reimbursed for any management fees previously waived to offset a Portfolio’s proportionate share of the management fees paid by such Portfolio through its investment in other funds managed by the Advisor.

Institutional Class Shares	Expense Limitation Amount	Total Management Fee Limit	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
Large Cap International Portfolio (1)	0.24%	—	—	—	—
International Core Equity Portfolio (1)	0.30%	—	$3,676	$183	$183
Global Small Company Portfolio (2)	0.47%	—	—	155	413
International Small Company Portfolio (3)	0.45%	—	—	—	—
Japanese Small Company Portfolio (4)	0.47%	0.47%	—	513	—
Asia Pacific Small Company Portfolio (4)	0.47%	0.47%	—	329	—
United Kingdom Small Company Portfolio (4)	0.47%	0.47%	2	55	79
Continental Small Company Portfolio (4)	0.47%	0.47%	—	580	—
DFA International Real Estate Securities Portfolio (1)	0.29%	—	—	—	—
DFA Global Real Estate Securities Portfolio (5)	0.24%	—	104	8,120	25,028
International Vector Equity Portfolio (1)	0.60%	—	—	—	—
International High Relative Profitability Portfolio (2)	0.35%	—	25	—	—
World ex U.S. Value Portfolio (6)	0.60%	0.43%	—	504	—
World ex U.S. Core Equity Portfolio (7)	0.39%	—	—	—	—
World Core Equity Portfolio (8)	0.32%	0.27%	28	2,008	497
Selectively Hedged Global Equity Portfolio (9)	0.40%	0.28%	—	818	—
Emerging Markets Portfolio (10)	0.49%	0.37%	—	5,732	—
Emerging Markets Small Cap Portfolio (11)	—	0.60%	—	10,976	—
Emerging Markets Value Portfolio (12)	—	0.45%	—	14,579	—

130

Institutional Class Shares	Expense Limitation Amount	Total Management Fee Limit	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
Emerging Markets Core Equity Portfolio (1)	0.54%	—	—	—	—
Emerging Markets Targeted Value Portfolio (2)	0.85%	—	$32	$62	$135

Class R2 Shares
Emerging Markets Value Portfolio (12)	0.96%	0.45%	—	22	—

(1)

The Advisor has contractually agreed to waive all or a portion of its management fee and assume each Portfolio’s ordinary operating expenses (excluding the expenses a Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis (the “Expense Limitation Amount”). The Fee Waiver Agreement for the Large Cap International Portfolio became effective on January 1, 2017. In addition, prior to January 1, 2017, the Advisor had contractually agreed to waive all or a portion of its management fee and assume each of the International Core Equity Portfolio’s and Emerging Markets Core Equity Portfolio’s Portfolio Expenses to the extent necessary to limit the Portfolio Expenses of each such Portfolio to 0.49% and 0.85%, respectively, as a percentage of average net assets on an annualized basis.

(2)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(3)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the other direct expenses of a class of the Portfolio (excluding expenses incurred through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(4)

Effective February 28, 2020, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by each Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.47% of the average net assets of a class of a Portfolio on an annualized basis (the “Permanent Fee Waiver”). From July 21, 2015 to February 27, 2020, the permanent Fee Waiver Limit was 0.50%. In addition to the Permanent Fee Waiver, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other direct expenses of a class of each Portfolio (excluding expenses incurred through its investment in other investment companies managed by the Advisor) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each class of a Portfolio to the rates listed above as a percentage of the average net assets of a class of a Portfolio on an annualized basis (the “Expense Limitation Amount”).

(5)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of its Master/Underlying Funds but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of the Portfolio’s average net assets on an annualized basis (the “Expense Limitation Amount”).

(6)

Effective February 28, 2020, the Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.43% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying _ Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (the “Total Management Fee Limit”). Prior to February 28, 2020, the Total Management Fee Limit was 0.47%. In addition, under the Fee Waiver Agreement, the Advisor also has agreed to waive all or a portion of the management fee that remains payable by the Portfolio (i.e., the management fee remaining after the proportionate share of the Master/Underlying Funds’ management fees have been offset (the “Remaining Management Fee”)) to the extent necessary to reduce the Portfolio’s ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) (“Portfolio Expenses”) to the rate listed above as a percentage of average net assets on an annualized basis (the “Expense Limitation Amount”). The maximum amount that may be waived to limit Portfolio Expenses is the amount of the Remaining Management Fee.

(7)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of its Master/ Underlying Funds but excluding the expenses that the Portfolio incurs indirectly through its investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(8)

Effective February 28, 2020, the Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.27% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (including the Portfolio’s proportionate share of any management fees that a Master/Underlying Fund paid through its investment in an affiliated

131

cash management fund) (the “Total Management Fee Limit”). Prior to February 28, 2020, the Total Management Fee Limit was 0.30%. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to assume the expenses of a class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) (“Portfolio Expenses”) of a class of the Portfolio so that such Portfolio Expenses do not exceed the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). From June 27, 2014 to February 27, 2019, the Expense Limitation Amount was 0.35% of the average net assets of such class of the Portfolio on an annualized basis.
(9)

Effective February 28, 2020, the Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.28% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (the “Total Management Fee Limit”). Prior to February 28, 2020, the Total Management Fee Limit was 0.30%. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the expenses of a class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) (“Portfolio Expenses”) of the Portfolio to the rate listed above as a percentage of average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(10)

Effective February 28, 2020, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.37% of the average net assets of a class of the Portfolio on an annualized basis (the “Permanent Fee Waiver”). From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.42%. Effective January 1, 2017, in addition to the Permanent Fee Waiver, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other direct expenses of a class of the Portfolio (excluding expenses incurred through its investment in other investment companies managed by the Advisor) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(11)

Effective February 28, 2020, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by a Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the “Money Market Series”), to the rate listed above as a percentage of the average net assets of a class of a Portfolio on an annualized basis. From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limits for the Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio were 0.65% and 0.50%, respectively.

(12)

Effective February 28, 2020, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.45% of the average net assets of a class of the Portfolio on an annualized basis (the “Permanent Fee Waiver”). From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.50%. In addition to the Permanent Fee Waiver, the Advisor has contractually agreed to (including for the period prior to July 21, 2015) assume the direct expenses of the Class R2 shares of the Portfolio (excluding management fees and custodian fees) to the extent necessary to limit the annualized expenses of the Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) to the rate listed above as a percentage of the average net assets of the Class R2 shares of the Portfolio (the “Annualized Expense Ratio”).

Earned Income Credit:

Additionally, Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios’ custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio’s net assets. During the year ended October 31, 2020, expenses reduced were as follows (amounts in thousands):

Fees Paid Indirectly
Large Cap International Portfolio	$277
International Core Equity Portfolio	1,078
DFA International Real Estate Securities Portfolio	500
DFA Global Real Estate Securities Portfolio	7
DFA International Small Cap Value Portfolio	925
International Vector Equity Portfolio	197
International High Relative Profitability Portfolio	95
World ex U.S. Core Equity Portfolio	144
Selectively Hedged Global Equity Portfolio	1

132

Fees Paid Indirectly
Emerging Markets Core Equity Portfolio	$1,167
Emerging Markets Targeted Value Portfolio	15

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2020, the total related amount paid by the Fund to the CCO was $309 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2020, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

Large Cap International Portfolio	$128
International Core Equity Portfolio	490
Global Small Company Portfolio	—
International Small Company Portfolio	361
Japanese Small Company Portfolio	16
Asia Pacific Small Company Portfolio	10
United Kingdom Small Company Portfolio	2
Continental Small Company Portfolio	10
DFA International Real Estate Securities Portfolio	106
DFA Global Real Estate Securities Portfolio	113
DFA International Small Cap Value Portfolio	487
International Vector Equity Portfolio	49
International High Relative Profitability Portfolio	5
World ex U.S. Value Portfolio	4
World ex U.S. Core Equity Portfolio	34
World Core Equity Portfolio	7
Selectively Hedged Global Equity Portfolio	5
Emerging Markets Portfolio	172
Emerging Markets Small Cap Portfolio	153
Emerging Markets Value Portfolio	638
Emerging Markets Core Equity Portfolio	502
Emerging Markets Targeted Value Portfolio	1

E. Purchases and Sales of Securities:

For the year ended October 31, 2020, the Portfolios’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (amounts in thousands), were as follows:

	Purchases	Sales
Large Cap International Portfolio	$932,813	$1,045,067
International Core Equity Portfolio	$1,110,068	$3,490,110
DFA International Real Estate Securities Portfolio	$699,493	$635,176
DFA Global Real Estate Securities Portfolio	$230,225	$19,979

133

	Purchases	Sales
DFA International Small Cap Value Portfolio	$1,526,349	$2,896,135
International Vector Equity Portfolio	$852,734	$491,970
International High Relative Profitability Portfolio	$911,403	$145,135
World ex U.S. Core Equity Portfolio	$423,799	$663,937
Emerging Markets Core Equity Portfolio	$3,751,823	$6,540,110
Emerging Markets Targeted Value Portfolio	$96,597	$46,013

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2020, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments/Summary Schedule of Portfolio Holdings, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions

Large Cap International Portfolio
The DFA Short Term Investment Fund	$181,249	$1,584,607	$1,591,446	$(71)	$27	$174,366	15,069	$1,620	—

Total	$181,249	$1,584,607	$1,591,446	$(71)	$27	$174,366	15,069	$1,620	—

International Core Equity Portfolio
The DFA Short Term Investment Fund	$1,353,511	$5,227,358	$5,485,808	$(170)	$97	$1,094,988	94,632	$10,799	—

Total	$1,353,511	$5,227,358	$5,485,808	$(170)	$97	$1,094,988	94,632	$10,799	—

Global Small Company Portfolio
U.S. Small Cap Portfolio	$22,484	$7,439	$4,122	$(712)	$(193)	$24,896	803	$244	$535

Total	$22,484	$7,439	$4,122	$(712)	$(193)	$24,896	803	$244	$535

DFA International Real Estate Securities Portfolio
The DFA Short Term Investment Fund	$186,393	$2,567,353	$2,374,380	$(33)	$14	$379,347	32,784	$1,487	—

Total	$186,393	$2,567,353	$2,374,380	$(33)	$14	$379,347	32,784	$1,487	—

134

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions

DFA Global Real Estate Securities Portfolio
DFA International Real Estate Securities Portfolio	$3,297,599	$729,753	$288,110	$(56,133)	$(1,095,312)	$2,587,797	686,418	$375,229	—
DFA Real Estate Securities Portfolio	1,315,269	—	335,800	78,695	(337,188)	720,976	21,075	24,084	$1,750
The DFA Short Term Investment Fund	111,152	1,000,753	1,039,724	(28)	3	72,156	6,236	1,036	—

Total	$4,724,020	$1,730,506	$1,663,634	$22,534	$(1,432,497)	$3,380,929	713,729	$400,349	$1,750

DFA International Small Cap Value Portfolio
The DFA Short Term Investment Fund	$793,359	$1,464,715	$1,838,302	$(2)	$(8)	$419,762	36,277	$5,102	—

Total	$793,359	$1,464,715	$1,838,302	$(2)	$(8)	$419,762	36,277	$5,102	—

International Vector Equity Portfolio
The DFA Short Term Investment Fund	$132,707	$524,907	$533,845	$(7)	$15	$123,777	10,697	$1,082	—

Total	$132,707	$524,907	$533,845	$(7)	$15	$123,777	10,697	$1,082	—

International High Relative Profitability Portfolio
The DFA Short Term Investment Fund	$25,970	$389,603	$367,480	$(1)	$5	$48,097	4,157	—	—

Total	$25,970	$389,603	$367,480	$(1)	$5	$48,097	4,157	—	—

World ex U.S. Value Portfolio
DFA International Small Cap Value Portfolio	$29,086	$1,863	$7,050	$(1,457)	$(3,541)	$18,901	1,208	$465	$440

Total	$29,086	$1,863	$7,050	$(1,457)	$(3,541)	$18,901	1,208	$465	$440

World ex U.S. Core Equity Portfolio
The DFA Short Term Investment Fund	$109,135	$551,261	$541,294	$(23)	$17	$119,096	10,293	$964	—

Total	$109,135	$551,261	$541,294	$(23)	$17	$119,096	10,293	$964	—

135

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions

World Core Equity Portfolio
U.S. Core Equity 1 Portfolio	$480,857	$61,045	$115,322	$(2,039)	$11,601	$436,142	17,280	$7,219	$8,146
International Core Equity Portfolio	298,575	27,394	69,724	(13,781)	(11,782)	230,682	19,096	5,952	—
Emerging Markets Core Equity Portfolio	100,081	25,017	22,181	(3,993)	3,260	102,184	5,024	2,275	—

Total	$879,513	$113,456	$207,227	$(19,813)	$3,079	$769,008	41,400	$15,446	$8,146

Selectively Hedged Global Equity Portfolio
U.S. Core Equity 2 Portfolio	$186,668	$17,659	$54,652	$3,445	$(5,334)	$147,786	6,485	$2,463	$4,097
International Core Equity Portfolio	119,342	8,230	36,871	(2,519)	(8,418)	79,764	6,603	2,210	—
Emerging Markets Core Equity Portfolio	64,065	9,312	14,243	(1,615)	215	57,734	2,838	1,334	—

Total	$370,075	$35,201	$105,766	$(689)	$(13,537)	$285,284	15,926	$6,007	$4,097

Emerging Markets Core Equity Portfolio
The DFA Short Term Investment Fund	$673,477	$2,162,419	$2,388,552	$(9)	$17	$447,352	38,662	$4,888	—

Total	$673,477	$2,162,419	$2,388,552	$(9)	$17	$447,352	38,662	$4,888	—

Emerging Markets Targeted Value Portfolio
The DFA Short Term Investment Fund	$659	$15,914	$14,536	—	—	$2,037	176	—	—

Total	$659	$15,914	$14,536	—	—	$2,037	176	—	—

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2020, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains tax, tax equalization, non-deductible

136

90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2019, and October 31, 2020, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
Large Cap International Portfolio
2019	$155,698	—	—	$155,698
2020	119,035	—	—	119,035
International Core Equity Portfolio
2019	907,539	—	—	907,539
2020	616,813	—	—	616,813
Global Small Company Portfolio
2019	308	—	—	308
2020	627	—	—	627
International Small Company Portfolio
2019	339,853	$517,619	—	857,472
2020	251,539	278,423	—	529,962
Japanese Small Company Portfolio
2019	6,623	32,764	—	39,387
2020	14,224	9,019	—	23,243
Asia Pacific Small Company Portfolio
2019	11,260	—	—	11,260
2020	14,178	—	—	14,178
United Kingdom Small Company Portfolio
2019	540	1,437	—	1,977
2020	969	1,478	—	2,447
Continental Small Company Portfolio
2019	14,187	19,027	—	33,214
2020	8,902	—	—	8,902
DFA International Real Estate Securities Portfolio
2019	302,662	—	—	302,662
2020	717,271	—	—	717,271
DFA Global Real Estate Securities Portfolio
2019	311,682	40,223	—	351,905
2020	509,001	90,019	—	599,020
DFA International Small Cap Value Portfolio
2019	346,113	429,956	—	776,069
2020	224,481	206,468	—	430,949
International Vector Equity Portfolio
2019	75,474	72,426	—	147,900
2020	57,641	—	—	57,641
International High Relative Profitability Portfolio
2019	11,023	—	—	11,023
2020	18,018	—	—	18,018

137

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
World ex U.S. Value Portfolio
2019	$8,654	$5,062	—	$13,716
2020	6,579	—	—	6,579
World ex U.S. Core Equity Portfolio
2019	100,766	15,900	—	116,666
2020	75,535	—	—	75,535
World Core Equity Portfolio
2019	18,739	4,773	—	23,512
2020	14,888	1,549	—	16,437
Selectively Hedged Global Equity Portfolio
2019	12,345	4,519	—	16,864
2020	9,635	—	—	9,635
Emerging Markets Portfolio
2019	145,647	—	—	145,647
2020	118,156	—	—	118,156
Emerging Markets Small Cap Portfolio
2019	153,182	173,892	—	327,074
2020	129,179	41,749	—	170,928
Emerging Markets Value Portfolio
2019	459,380	—	—	459,380
2020	442,052	—	—	442,052
Emerging Markets Core Equity Portfolio
2019	730,829	—	—	730,829
2020	585,760	—	—	585,760
Emerging Markets Targeted Value Portfolio
2019	64	—	—	64
2020	3,854	21	—	3,875

As of October 31, 2020, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Large Cap International Portfolio	$(8,871)	—	$(8,871)
International Core Equity Portfolio	(53,934)	—	(53,934)
Global Small Company Portfolio	(71)	—	(71)
International Small Company Portfolio	(23,983)	—	(23,983)
Japanese Small Company Portfolio	—	—	—
Asia Pacific Small Company Portfolio	—	—	—
United Kingdom Small Company Portfolio	(19)	—	(19)
Continental Small Company Portfolio	(799)	—	(799)
DFA International Real Estate Securities Portfolio	—	—	—

138

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA Global Real Estate Securities Portfolio	$(3,747)	—	$(3,747)
DFA International Small Cap Value Portfolio	(26,367)	—	(26,367)
International Vector Equity Portfolio	(6,596)	—	(6,596)
International High Relative Profitability Portfolio	(1,186)	—	(1,186)
World ex U.S. Value Portfolio	—	—	—
World ex U.S. Core Equity Portfolio	(7,309)	—	(7,309)
World Core Equity Portfolio	(61)	—	(61)
Selectively Hedged Global Equity Portfolio	(473)	$(465)	(938)
Emerging Markets Portfolio	(11,704)	—	(11,704)
Emerging Markets Small Cap Portfolio	(14,465)	—	(14,465)
Emerging Markets Value Portfolio	(43,191)	—	(43,191)
Emerging Markets Core Equity Portfolio	(55,165)	—	(55,165)
Emerging Markets Targeted Value Portfolio	(502)	—	(502)

As of October 31, 2020, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Large Cap International Portfolio	$13,767	—	$(485,857)	$654,159	$182,069
International Core Equity Portfolio	109,223	—	(1,538,697)	783,156	(646,318)
Global Small Company Portfolio	540	—	(258)	(441)	(159)
International Small Company Portfolio	136,707	—	(313,125)	65,923	(110,495)
Japanese Small Company Portfolio	9,860	—	(4,708)	40,289	45,441
Asia Pacific Small Company Portfolio	11,401	—	(17,821)	(27,049)	(33,469)
United Kingdom Small Company Portfolio	197	—	(55)	(2,560)	(2,418)
Continental Small Company Portfolio	3,703	—	(27,023)	17,304	(6,016)
DFA International Real Estate Securities Portfolio	—	—	(431,697)	(1,161,693)	(1,593,390)
DFA Global Real Estate Securities Portfolio	86,211	$23,742	—	(435,949)	(325,996)
DFA International Small Cap Value Portfolio	164,422	—	(427,253)	(1,226,585)	(1,489,416)
International Vector Equity Portfolio	18,174	—	(117,363)	98,905	(284)
International High Relative Profitability Portfolio	1,731	—	(26,305)	92,038	67,464
World ex U.S. Value Portfolio	1,190	—	(17,769)	(29,442)	(46,021)
World ex U.S. Core Equity Portfolio	11,477	—	(129,730)	1,126	(117,127)
World Core Equity Portfolio	—	—	(1,459)	101,380	99,921
Selectively Hedged Global Equity Portfolio	2,378	3,266	—	59,081	64,725
Emerging Markets Portfolio	13,176	—	(149,587)	1,755,403	1,618,992
Emerging Markets Small Cap Portfolio	76,220	—	(395,156)	125,442	(193,494)

139

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Emerging Markets Value Portfolio	$98,175	—	$(2,347,944)	$(559,050)	$(2,808,819)
Emerging Markets Core Equity Portfolio	63,708	—	(2,739,997)	3,839,613	1,163,324
Emerging Markets Targeted Value Portfolio	4,286	—	—	1,899	6,185

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
Large Cap International Portfolio	$485,857	$485,857
International Core Equity Portfolio	1,538,697	1,538,697
Global Small Company Portfolio	258	258
International Small Company Portfolio	313,125	313,125
Japanese Small Company Portfolio	4,708	4,708
Asia Pacific Small Company Portfolio	17,821	17,821
United Kingdom Small Company Portfolio	55	55
Continental Small Company Portfolio	27,023	27,023
DFA International Real Estate Securities Portfolio	431,697	431,697
DFA Global Real Estate Securities Portfolio	—	—
DFA International Small Cap Value Portfolio	427,253	427,253
International Vector Equity Portfolio	117,363	117,363
International High Relative Profitability Portfolio	26,305	26,305
World ex U.S. Value Portfolio	17,769	17,769
World ex U.S. Core Equity Portfolio	129,730	129,730
World Core Equity Portfolio	1,459	1,459
Selectively Hedged Global Equity Portfolio	—	—
Emerging Markets Portfolio	149,587	149,587
Emerging Markets Small Cap Portfolio	395,156	395,156
Emerging Markets Value Portfolio	2,347,944	2,347,944
Emerging Markets Core Equity Portfolio	2,739,997	2,739,997
Emerging Markets Targeted Value Portfolio	—	—

During the year ended October 31, 2020, the following Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

Global Small Company Portfolio	$245
Emerging Markets Portfolio	59,952

140

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap International Portfolio	$4,172,789	$1,236,476	$(582,218)	$654,258
International Core Equity Portfolio	25,062,273	5,943,496	(5,161,581)	781,915
Global Small Company Portfolio	44,163	—	(450)	(450)
International Small Company Portfolio	10,014,881	65,923	—	65,923
Japanese Small Company Portfolio	426,756	40,279	—	40,279
Asia Pacific Small Company Portfolio	406,429	—	(27,049)	(27,049)
United Kingdom Small Company Portfolio	19,458	—	(2,565)	(2,565)
Continental Small Company Portfolio	521,797	17,304	—	17,304
DFA International Real Estate Securities Portfolio	6,117,825	791,309	(1,952,870)	(1,161,561)
DFA Global Real Estate Securities Portfolio	7,722,562	1,228,710	(1,664,659)	(435,949)
DFA International Small Cap Value Portfolio	11,348,667	1,605,837	(2,832,568)	(1,226,731)
International Vector Equity Portfolio	2,729,895	585,477	(486,688)	98,789
International High Relative Profitability Portfolio	1,415,048	170,650	(78,670)	91,980
World ex U.S. Value Portfolio	236,342	—	(29,421)	(29,421)
World ex U.S. Core Equity Portfolio	3,301,842	666,751	(670,173)	(3,422)
World Core Equity Portfolio	668,300	101,380	—	101,380
Selectively Hedged Global Equity Portfolio	226,272	59,062	—	59,062
Emerging Markets Portfolio	3,890,070	1,767,776	—	1,767,776
Emerging Markets Small Cap Portfolio	4,775,629	125,592	—	125,592
Emerging Markets Value Portfolio	13,221,426	—	(559,273)	(559,273)
Emerging Markets Core Equity Portfolio	21,200,633	8,214,465	(4,357,188)	3,857,277
Emerging Markets Targeted Value Portfolio	168,225	23,036	(21,152)	1,884

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no additional provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

141

G. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended October 31, 2020		Year Ended October 31, 2019
	Amount	Shares	Amount	Shares
Emerging Markets Value Portfolio

Class R2 Shares
Shares Issued	$3,669	151	$7,880	286
Shares Issued in Lieu of Cash Distributions	570	22	687	26
Shares Redeemed	(16,724)	(717)	(5,088)	(183)

Net Increase (Decrease) — Class R2 Shares	$(12,485)	(544)	$3,479	129

Institutional Class Shares
Shares Issued	$3,019,595	131,537	$3,094,110	110,936
Shares Issued in Lieu of Cash Distributions	425,160	16,845	436,607	16,366
Shares Redeemed	(5,831,173)	(249,652)	(3,087,983)	(112,388)

Net Increase (Decrease) — Institutional Class Shares	$(2,386,418)	(101,270)	$442,734	14,914

H. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest either directly or indirectly (through their investments in corresponding Master/Underlying Funds), in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

Portfolios that have significant exposure to certain countries, such as The United Kingdom Small Company Portfolio’s Master Fund that concentrates investments in the United Kingdom, can be expected to be impacted by the political and economic conditions within such countries. For example, there is continuing uncertainty around the future of the euro and the European Union (EU) following the United Kingdom’s (UK) exit from the EU (referred to as “Brexit”). Brexit may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the UK. While it is not possible to determine the precise impact these events may have on the Portfolios, during this period and beyond, the impact on the UK, EU countries, other countries or parties that transact with the UK and EU, and the broader global economy could be significant and could adversely affect the value and liquidity of the Portfolios’ investments.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Portfolios.

2. Forward Currency Contracts: The Portfolios listed below may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk) or to transfer balances from one currency to another currency. The Selectively Hedged Global Equity Portfolio may hedge some or all of the currency exposure of its foreign securities by entering into forward currency contracts. The decision to hedge the Selectively Hedged Global Equity Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. Each contract is valued

142

daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on forward currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

3. Futures Contracts: Each Portfolio listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities. The Selectively Hedged Global Equity Portfolio may also use futures contracts to hedge some or all of the currency exposure of its foreign securities. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. Government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2020 was as follows (amounts in thousands):

	Forward Currency Contracts*	Futures**
Large Cap International Portfolio	$—	$51,172
International Core Equity Portfolio	—	251,263
International Small Company Portfolio	—	81,937
DFA International Real Estate Securities Portfolio	—	52,089
DFA International Small Cap Value Portfolio	—	114,253
International Vector Equity Portfolio	—	5,577
International High Relative Profitability Portfolio	—	7,296
World ex U.S. Core Equity Portfolio	—	18,959
Selectively Hedged Global Equity Portfolio	93,147	4,008
Emerging Markets Core Equity Portfolio	—	199,231
Emerging Markets Targeted Value Portfolio	—	2,102

*	Average amount of Currency Purchased/Sold in USD
**	Average Notional Value of contracts

143

The following is a summary of the Portfolios’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2020 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2020	Forward Currency Contracts (1)
Selectively Hedged Global Equity Portfolio	$400	$400

	Liability Derivatives Value
	Total Value at October 31, 2020	Forward Currency Contracts (2)	Equity Contracts (3)
Large Cap International Portfolio	$(747)	—	$(747)
International Core Equity Portfolio	(1,861)	—	(1,861)
International Small Company Portfolio	(1,275)	—	(1,275)
DFA International Real Estate Securities Portfolio	(1,677)	—	(1,677)
DFA International Small Cap Value Portfolio	(5,193)	—	(5,193)
International High Relative Profitability Portfolio	(145)	—	(145)
World ex U.S. Core Equity Portfolio	(598)	—	(598)
Selectively Hedged Global Equity Portfolio	(267)	$(173)	(94)
Emerging Markets Core Equity Portfolio	(7,895)	—	(7,895)
Emerging Markets Targeted Value Portfolio	(13)	—	(13)

(1)	Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)	Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
(3)	Presented on Statements of Assets and Liabilities as Payables: Futures Margin Variation.

The following is a summary of the realized and change in unrealized gains and losses from the Portfolios’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2020 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Forward Currency Contracts (1)	Equity Contracts (2)
Large Cap International Portfolio	$16,935	—	$16,935
International Core Equity Portfolio	86,315	—	86,315
Global Small Company Portfolio	18	—	18	*
International Small Company Portfolio	13,320	—	13,320
DFA International Real Estate Securities Portfolio	21,374	—	21,374
DFA Global Real Estate Securities Portfolio	(362)	—	(362	)*
DFA International Small Cap Value Portfolio	35,047	—	35,047
International Vector Equity Portfolio	(8,170)	—	(8,170	)*
International High Relative Profitability Portfolio	3,996	—	3,996
World ex U.S. Value Portfolio	100	—	100	*
World ex U.S. Core Equity Portfolio	13,484	—	13,484
World Core Equity Portfolio	(122)	—	(122)

144

	Realized Gain (Loss) on Derivatives
	Total	Forward Currency Contracts (1)	Equity Contracts (2)
Selectively Hedged Global Equity Portfolio	$(1,501)	$(1,961)	$460
Emerging Markets Core Equity Portfolio	69,434	—	69,434
Emerging Markets Targeted Value Portfolio	(609)	—	(609)

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Forward Currency Contracts (3)	Equity Contracts (4)
Large Cap International Portfolio	$(1,346)	—	$(1,346)
International Core Equity Portfolio	(6,655)	—	(6,655)
International Small Company Portfolio	(2,575)	—	(2,575)
DFA International Real Estate Securities Portfolio	(2,070)	—	(2,070)
DFA International Small Cap Value Portfolio	(7,947)	—	(7,947)
International High Relative Profitability Portfolio	(145)	—	(145)
World ex U.S. Core Equity Portfolio	(598)	—	(598)
Selectively Hedged Global Equity Portfolio	564	$710	(146)
Emerging Markets Core Equity Portfolio	(12,657)	—	(12,657)
Emerging Markets Targeted Value Portfolio	(13)	—	(13)

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Forward Currency Contracts.
(2)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Futures.
(3)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(4)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
*	As of October 31, 2020, there were no futures contracts outstanding. During the year ended October 31, 2020, the Portfolio had limited activity in futures contracts.

Offsetting of Derivative Assets and Derivative Liabilities

In order to better define its contractual rights and to secure rights that will help a Portfolio mitigate its counterparty risk, the Fund on behalf of applicable Portfolios entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund, on behalf of a Portfolio, and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, a Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

145

The following table presents the Portfolios’ gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of October 31, 2020 (amounts in thousands):

Description	Gross Amounts of Recognized Assets (a)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount (c)		Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount (e)
			Financial Instruments (b)	Cash Collateral Received		Gross Amounts of Recognized Liabilities (a)		Financial Instruments (d)	Cash Collateral Pledged
	Assets					Liabilities
Selectively Hedged Global Equity Portfolio
JP Morgan	$102	$102	—	—	$102	—	—	—	—	—
Bank of America Corp.	51	51	$(51)	—	—	$85	$85	$(51)	—	$34
Citibank, N.A.	59	59	(50)	—	9	50	50	(50)	—	—
Goldman Sachs International	21	21	—	—	21	—	—	—	—	—
Bank of New York Mellon Corp.	—	—	—	—	—	10	10	—	—	10
Barclays Capital	165	165	—	—	165	—	—	—	—	—
UBS AG	—	—	—	—	—	20	20	—	—	20
Societe Generale	—	—	—	—	—	7	7	—	—	7
State Street Bank and Trust	1	1	(1)	—	—	1	1	(1)	—	—

Total	$399	$399	$(102)	—	$297	$173	$173	$(102)	—	$71

(a)	No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(c)	Represents the net amount due from counterparties in the event of default.
(d)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

I. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 7, 2021.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 1, 2021.

146

For the year ended October 31, 2020, borrowings by the following Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2020
Large Cap International Portfolio	0.97%	$9,946	12	$3	$25,463	$4,045
International Core Equity Portfolio	1.34%	19,892	6	5	79,001	—
Global Small Company Portfolio	1.34%	122	83	—	972	—
International Small Company Portfolio	0.85%	11,561	7	2	24,436	—
DFA International Real Estate Securities Portfolio	1.08%	3,124	6	1	6,670	—
DFA Global Real Estate Securities Portfolio	0.96%	4,312	47	7	30,384	—
DFA International Small Cap Value Portfolio	1.19%	7,969	21	6	44,630	—
International Vector Equity Portfolio	1.20%	6,265	69	10	43,388	—
World ex U.S. Value Portfolio	1.27%	680	93	2	14,256	—
World ex U.S. Core Equity Portfolio	1.29%	6,802	36	8	44,717	—
World Core Equity Portfolio	1.30%	1,256	74	4	17,666	—
Selectively Hedged Global Equity Portfolio	0.87%	1,410	2	—	2,211	—
Emerging Markets Core Equity Portfolio	1.54%	21,264	12	21	53,464	—
Emerging Markets Targeted Value Portfolio	1.75%	1,846	21	2	8,922	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2020, that each Portfolio’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

147

For the year ended October 31, 2020, activity by the Portfolios under the interfund lending program was as follows (amounts in thousands, except percentages and days):

	Borrower or Lender	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense/ Income	Maximum Amount Borrowed/Loaned During the Period	Outstanding Borrowings as of 10/31/2020
Emerging Markets Core Equity Portfolio	Borrower	0.47%	$81,907	11	$11	$108,542	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2020 that the Portfolio utilized the interfund lending program.

J. Affiliated Trades:

Cross trades for the year ended October 31, 2020, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Directors and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Portfolios complied with the Rule 17a-7 Procedures adopted by the Board of Directors of the Fund.

For the year ended October 31, 2020, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

Portfolio	Purchases	Sales	Realized Gain (Loss)
Large Cap International Portfolio	$70,870	$67,043	$(37,989)
International Core Equity Portfolio	27,829	115,477	(52,835)
DFA Global Real Estate Securities Portfolio	11,373	391	(434)
DFA International Small Cap Value Portfolio	171,870	103,486	(2,411)
International Vector Equity Portfolio	24,945	28,410	(8,167)
International High Relative Profitability Portfolio	64,993	20,552	(5,280)
World ex U.S. Core Equity Portfolio	8,745	35,441	(8,764)
Emerging Markets Core Equity Portfolio	532	6,753	(728)
Emerging Markets Targeted Value Portfolio	238	109	(10)

K. Securities Lending:

As of October 31, 2020, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. The Portfolios also received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash Collateral Market Value
Large Cap International Portfolio	$30,293
International Core Equity Portfolio	271,148

148

Non-Cash Collateral Market Value
DFA International Real Estate Securities Portfolio	$129,526
DFA International Small Cap Value Portfolio	103,655
International Vector Equity Portfolio	28,092
International High Relative Profitability Portfolio	10,630
World ex U.S. Core Equity Portfolio	42,544
Emerging Markets Core Equity Portfolio	613,389
Emerging Markets Targeted Value Portfolio	1,200

Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions Large Cap International Portfolio
Common Stocks	$174,377	—	—	—	$174,377

149

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions International Core Equity Portfolio
Common Stocks, Rights/Warrants	$1,094,979	—	—	—	$1,094,979
DFA International Real Estate Securities Portfolio
Common Stocks	379,377	—	—	—	379,377
DFA Global Real Estate Securities Portfolio
Common Stocks	72,198	—	—	—	72,198
DFA International Small Cap Value Portfolio
Common Stocks	419,715	—	—	—	419,715
International Vector Equity Portfolio
Common Stocks, Rights/Warrants	123,757	—	—	—	123,757
International High Relative Profitability Portfolio
Common Stocks	48,092	—	—	—	48,092
World ex U.S. Core Equity Portfolio
Common Stocks	119,101	—	—	—	119,101
Emerging Markets Core Equity Portfolio
Common Stocks	447,327	—	—	—	447,327
Emerging Markets Targeted Value Portfolio
Common Stocks	2,037	—	—	—	2,037

L. Shareholder Servicing Fees:

The Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in Emerging Markets Value Portfolio Class R2 Shares.

M. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

N. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund’s adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

150

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios’ early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

O. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

P. Other:

As of October 31, 2020, the following number of shareholders held the following approximate percentages of the Portfolios’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Large Cap International Portfolio-Institutional Class	4	73%
International Core Equity Portfolio-Institutional Class	4	71%
Global Small Company Portfolio-Institutional Class	5	97%
International Small Company Portfolio-Institutional Class	3	65%
Japanese Small Company Portfolio-Institutional Class	3	91%
Asia Pacific Small Company Portfolio-Institutional Class	2	95%
United Kingdom Small Company Portfolio-Institutional Class	3	92%
Continental Small Company Portfolio-Institutional Class	2	95%
DFA International Real Estate Securities Portfolio-Institutional Class	4	90%
DFA Global Real Estate Securities Portfolio-Institutional Class	3	67%
DFA International Small Cap Value Portfolio-Institutional Class	4	72%
International Vector Equity Portfolio-Institutional Class	3	81%
International High Relative Profitability Portfolio-Institutional Class	3	87%
World ex U.S. Value Portfolio-Institutional Class	6	90%
World ex U.S. Core Equity Portfolio-Institutional Class	3	74%
World Core Equity Portfolio-Institutional Class	5	82%
Selectively Hedged Global Equity Portfolio-Institutional Class	3	94%
Emerging Markets Portfolio-Institutional Class	3	59%

151

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Emerging Markets Small Cap Portfolio-Institutional Class	5	63%
Emerging Markets Value Portfolio-Class R2	1	93%
Emerging Markets Value Portfolio-Institutional Class	2	36%
Emerging Markets Core Equity Portfolio-Institutional Class	3	61%
Emerging Markets Targeted Value Portfolio-Institutional Class	3	91%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against the Portfolios, individually or in aggregate, will not have a material adverse impact on the Portfolios’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

Q. Subsequent Event Evaluations:

On November 12, 2020, President Trump issued an Executive Order titled “Addressing the Threat from Securities Investments that Finance Communist Chinese Military Companies” (the “Order”). Beginning January 11, 2021, the Order will prohibit U.S. entities from participating in certain types of transactions involving securities of Chinese companies known to be associated with the Chinese military. Management is currently evaluating the Order’s effect on the Funds.

As described in a November 2, 2020 Supplement to the Funds’ Prospectuses, effective February 28, 2021, the Advisor will reduce its investment management fees for certain Portfolios. Please refer to the Funds’ Prospectuses for additional information regarding fees and expenses of the Portfolios.

152

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of each of the twenty-two portfolios listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments or summary schedules of portfolio holdings, of each of the portfolios indicated in the table below (twenty-two of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2020, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Portfolio	Statement of operations	Statement of changes in net assets	Financial highlights

Large Cap International Portfolio (1)

International Core Equity Portfolio (1)

Global Small Company Portfolio (2)

International Small Company Portfolio (2)

Japanese Small Company Portfolio (2)

Asia Pacific Small Company Portfolio (2)

United Kingdom Small Company Portfolio

Continental Small Company Portfolio (2)

DFA International Real Estate Securities Portfolio (1)

DFA Global Real Estate Securities Portfolio (1)

DFA International Small Cap Value Portfolio (1)

International Vector Equity Portfolio (1)

International High Relative Profitability Portfolio (1)

World ex U.S. Value Portfolio (2)

World ex U.S. Core Equity Portfolio (1)

World Core Equity Portfolio (2)

Selectively Hedged Global Equity Portfolio (2)

Emerging Markets Portfolio (2)

Emerging Markets Small Cap Portfolio (2)

Emerging Markets Value Portfolio (2)

Emerging Markets Core Equity Portfolio (1)

	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019	For each of the periods indicated therein

Emerging Markets Targeted Value Portfolio (1)	For the year ended October 31, 2020	For the year ended October 31, 2020 and the period November 14, 2018 (commencement of operations) to October 31, 2019

(1)	Summary schedule of portfolio holdings
(2)	Schedule of investments

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodians, brokers and transfer agents of the investee funds; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

NOTIFICATION OF SOURCE OF DISTRIBUTIONS PURSUANT TO

RULE 19A-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

As noted in the table provided below, the following Portfolios paid distributions to shareholders of record, a portion of which is estimated to be in excess of a Portfolio’s current and accumulated undistributed net income. Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940 and is not being provided for tax reporting purposes. The amounts and sources of distributions reported in this 19(a) Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. A final determination of the tax character of distributions paid by the Fund will not be known until the completion of the fiscal year. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The final determination of the tax character of the distributions paid in 2020 will be reported to shareholders in early 2021 on Form 1099-DIV.

Portfolio Name	Total Distribution per Share	Net Investment Income	Proceeds from the sales of securities	Return of Capital
International Small Company Portfolio Institutional Class
Payable Date: June 30, 2020	$0.03918	$0.00000	$0.00000	$0.03918
Continental Small Company Portfolio Institutional Class
Payable Date: June 30, 2020	$0.13135	$0.11321	$0.00000	$0.01814
DFA International Small Cap Value Portfolio Institutional Class
Payable Date: June 30, 2020	$0.03699	$0.00758	$0.00000	$0.02941
International Vector Equity Portfolio Institutional Class
Payable Date: June 30, 2020	$0.09401	$0.09103	$0.00000	$0.00298
Emerging Markets Small Cap Portfolio Institutional Class
Payable Date: June 30, 2020	$0.05412	$0.00019	$0.00000	$0.05393

155

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA International Value Portfolio — Class R2 vs.

MSCI World ex USA Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

DFA International Value Portfolio — Institutional Class vs.

MSCI World ex USA Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

156

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2020

Performance of non-U.S. developed markets was mostly negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI World ex USA Index	-6.79%
MSCI World ex USA Mid Cap Index	-3.83%
MSCI World ex USA Small Cap Index	-0.65%
MSCI World ex USA Value Index	-18.72%
MSCI World ex USA Growth Index	5.65%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against most non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2020

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-2.97%	0.33%
United Kingdom	-22.19%	-22.25%
France	-17.43%	-13.79%
Switzerland	-4.37%	2.95%
Canada	-4.70%	-6.05%
Germany	-10.77%	-6.84%
Australia	-11.01%	-9.29%
Netherlands	4.14%	8.62%
Hong Kong	-8.06%	-7.15%
Sweden	0.79%	9.10%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

Emerging markets had mostly positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI Emerging Markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

157

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI Emerging Markets Index	8.25%
MSCI Emerging Markets Mid Cap Index	-3.22%
MSCI Emerging Markets Small Cap Index	2.39%
MSCI Emerging Markets Value Index	-8.47%
MSCI Emerging Markets Growth Index	25.97%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2020

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	33.57%	35.19%
Taiwan	18.86%	26.49%
Korea	11.33%	14.15%
India	1.83%	-2.54%
Brazil	-11.13%	-38.13%
South Africa	-6.49%	-13.31%
Saudi Arabia	-0.90%	-0.90%
Russia	-14.17%	-29.27%
Thailand	-28.54%	-30.77%
Malaysia	-6.02%	-5.49%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2020, these differences generally contributed positively to the Portfolios’ relative performance.

158

DFA International Value Portfolio

The DFA International Value Portfolio invests in developed ex U.S. large company value stocks by purchasing shares of the DFA International Value Series, a Master Fund managed by Dimensional that invests in such securities. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher-profitability within the large-cap value segment of developed ex U.S. markets. As of October 31, 2020, the Master Fund held approximately 540 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2020, total returns were -19.08% for the Portfolio’s Class R2 shares, -18.87% for the Portfolio’s Institutional Class shares, and -6.79% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks for the period, the Master Fund’s focus on value stocks detracted from performance relative to the style-neutral benchmark.

159

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

160

DISCLOSURE OF FUND EXPENSES

CONTINUED

Six Months Ended October 31, 2020

EXPENSE TABLE

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA International Value Portfolio (2)
Actual Fund Return
Class R2 Shares	$1,000.00	$1,071.30	0.65%	$3.38
Institutional Class Shares	$1,000.00	$1,072.40	0.40%	$2.08
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,021.87	0.65%	$3.30
Institutional Class Shares	$1,000.00	$1,023.13	0.40%	$2.03

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

(2)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

161

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere in the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Affiliated Investment Company’s holdings, which reflect the investments by category.

FEEDER FUND

Affiliated Investment Company
DFA International Value Portfolio	100.0%

162

DFA INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The DFA International Value Series of The DFA Investment Trust Company	$6,563,439,183

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$6,563,439,183

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

163

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

DFA International Value Portfolio
ASSETS:
Investments in Affiliated Investment Company at Value	$6,563,439
Receivables:
Fund Shares Sold	7,083
Prepaid Expenses and Other Assets	120

Total Assets	6,570,642

LIABILITIES:
Payables:
Fund Shares Redeemed	10,620
Due to Advisor	878
Accrued Expenses and Other Liabilities	821

Total Liabilities	12,319

NET ASSETS	$6,558,323

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares — based on net assets of $835 and shares outstanding of 61,878	$13.50

NUMBER OF SHARES AUTHORIZED	100,000,000

Institutional Class Shares — based on net assets of $6,557,488 and shares outstanding of 484,348,842	$13.54

NUMBER OF SHARES AUTHORIZED	1,500,000,000

NET ASSETS CONSIST OF:
Paid-In Capital	$8,357,374
Total Distributable Earnings (Loss)	(1,799,051)

NET ASSETS	$6,558,323

See accompanying Notes to Financial Statements.

164

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

DFA International Value Portfolio*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $23,861)	$225,098
Income from Securities Lending	4,110
Expenses Allocated from Affiliated Investment Companies	(16,196)

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	213,012

Fund Expenses
Investment Management Fees	28,521
Accounting & Transfer Agent Fees	1,061
Shareholder Servicing Fees
Class R2 Shares	3
Filing Fees	215
Shareholders’ Reports	400
Directors’/Trustees’ Fees & Expenses	61
Professional Fees	87
Other	49

Total Fund Expenses	30,397

Fees Waived, Expenses Reimbursed by Advisor (Note C)
Class R2 Shares	2
Institutional Class Shares	15,435

Net Expenses	14,960

Net Investment Income (Loss)	198,052

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company**	(316,959)
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	(1,563,162)

Net Realized and Unrealized Gain (Loss)	(1,880,121)

Net Increase (Decrease) in Net Assets Resulting from Operations.	$(1,682,069)

**	Net of foreign capital gain taxes withheld of $0.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

165

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA International Value Portfolio***
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$198,052	$339,362
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company*,**	(316,959)	(12,764)
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	(1,563,162)	(37,240)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,682,069)	289,358

Distributions:
Class R2 Shares	(29)	(83)
Institutional Class Shares	(226,414)	(576,705)

Total Distributions	(226,443)	(576,788)

Capital Share Transactions (1):
Shares Issued	2,636,246	2,071,367
Shares Issued in Lieu of Cash Distributions	222,167	562,384
Shares Redeemed	(3,566,247)	(2,595,094)

Net Increase (Decrease) from Capital Share Transactions	(707,834)	38,657

Total Increase (Decrease) in Net Assets	(2,616,346)	(248,773)
Net Assets
Beginning of Year	9,174,669	9,423,442

End of Year	$6,558,323	$9,174,669

(1) Shares Issued and Redeemed:
Shares Issued	194,702	123,536
Shares Issued in Lieu of Cash Distributions	14,542	34,167
Shares Redeemed	(258,909)	(154,773)

Net Increase (Decrease) from Shares Issued and Redeemed	(49,665)	2,930

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

166

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Value Portfolio-Class R2 Shares
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$17.13	$17.68	$19.89	$16.27	$16.93

Income from Investment Operations (A)
Net Investment Income (Loss)	0.38	0.58	0.54	0.55	0.53
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.61)	(0.10)	(2.21)	3.61	(0.65)

Total from Investment Operations	(3.23)	0.48	(1.67)	4.16	(0.12)

Less Distributions:
Net Investment Income	(0.40)	(0.51)	(0.54)	(0.54)	(0.54)
Net Realized Gains	—	(0.52)	—	—	—

Total Distributions	(0.40)	(1.03)	(0.54)	(0.54)	(0.54)

Net Asset Value, End of Year	$13.50	$17.13	$17.68	$19.89	$16.27

Total Return	(19.08%)	3.13%	(8.59%)	25.99%	(0.43%)

Net Assets, End of Year (thousands)	$835	$1,191	$1,477	$3,508	$3,308
Ratio of Expenses to Average Net Assets (F)	0.65%	0.69%	0.68%	0.68%	0.68%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.85%	0.89%	0.88%	0.88%	0.88%
Ratio of Net Investment Income to Average Net Assets	2.56%	3.43%	2.72%	3.07%	3.4%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

167

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Value Portfolio-Institutional Class Shares
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$17.18	$17.74	$19.94	$16.30	$16.92

Income (loss) from Investment Operations (A)
Net Investment Income (Loss)	0.38	0.63	0.60	0.56	0.55
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.58)	(0.11)	(2.21)	3.66	(0.63)

Total from Investment Operations	(3.20)	0.52	(1.61)	4.22	(0.08)

Less Distributions:
Net Investment Income	(0.44)	(0.56)	(0.59)	(0.58)	(0.54)
Net Realized Gains	—	(0.52)	—	—	—

Total Distributions	(0.44)	(1.08)	(0.59)	(0.58)	(0.54)

Net Asset Value, End of Year	$13.54	$17.18	$17.74	$19.94	$16.30

168 Total Return	(18.87%)	3.37%	(8.32%)	26.36%	(0.20%)

Net Assets, End of Year (thousands)	$6,557,488	$9,173,478	$9,421,965	$9,837,631	$7,270,665
Ratio of Expenses to Average Net Assets (F)	0.40%	0.44%	0.43%	0.43%	0.43%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.60%	0.64%	0.63%	0.63%	0.63%
Ratio of Net Investment Income to Average Net Assets	2.57%	3.70%	3.01%	3.12%	3.51%

See page 1-2 for the Definitions of Abbreviations and Footnotes

See accompanying Notes to Financial Statements.

168

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of eleven portfolios, one of which, the DFA International Value Portfolio (the “Portfolio”), is presented in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

The Portfolio invests substantially all of its assets in The DFA International Value Series (the “Series”), a corresponding series of The DFA Investment Trust Company. As of October 31, 2020, the Portfolio owned 69% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolio’s investment reflects its proportionate interests in the net assets of the Series. The valuation is classified as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Portfolio’s investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedule of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

169

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

3. Other: The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or the Portfolio are allocated using methods approved by the Board of Directors, generally based on average net assets.

Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of the Portfolio. Income, gains and losses, and common expenses of the Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio. For the year ended October 31, 2020, the Portfolio’s investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

DFA International Value Portfolio	0.37	%*

*	Effective as of February 28, 2020, the management fee payable by the Portfolio was reduced from 0.40% to 0.35%.

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolio, as described in the notes below. A portion of the Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2021, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Portfolio, as described in the notes below, will remain in effect permanently, unless terminated by the Portfolio. During the year ended October 31, 2020, the Portfolio had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2020, and the previously waived fees/expenses assumed subject to future recovery by the

170

Advisor as of October 31, 2020, are also reflected below (amounts in thousands). At any time that the Annualized Expense Ratio (defined below) of the Class R2 shares of the Portfolio are less than the Expense Limitation Amount listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount for the Portfolio. The Advisor, however, will not be reimbursed by the Portfolio in connection with its Permanent Fee Waiver. The Fund, on behalf of the Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Institutional Class Shares	Expense Limitation Amount	Total Management Fee Limit	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
DFA International Value Portfolio (1)	—	0.35%	—	$15,435	—

Class R2 Shares
DFA International Value Portfolio (2)	0.79%	0.35%	—	2	—

(1)

The Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the DFA Short Term Investment Fund, to the rate listed above as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis.

(2)

Effective February 28, 2020, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the DFA International Value Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund, to 0.35% of the average net assets of a class of the Portfolio on an annualized basis (the “Permanent Fee Waiver”). From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.40%. In addition to the Permanent Fee Waiver, the Advisor has contractually agreed (including for the time period prior to July 21, 2015) to assume the direct expenses of Class R2 shares of the Portfolio (excluding management fees and custodian fees), to the extent necessary to limit the annualized expenses of Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) to the rate listed above (the “Annualized Expense Ratio”).

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2020, the total related amounts paid by the Fund to the CCO were $30 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

As of October 31, 2020, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

DFA International Value Portfolio	$306

E. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

171

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2020, can occur as a result of realized gains on securities considered to be “passive foreign investment companies”, net foreign currency gains/losses, and foreign capital gains tax reclass, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2019, and October 31, 2020, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
DFA International Value Portfolio
2019	$302,955	$273,833	—	$576,788
2020	226,443	—	—	226,443

As of October 31, 2020, the Portfolios did not have any net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares.

As of October 31, 2020, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
DFA International Value Portfolio	$32,903	—	$(349,326)	$(1,482,114)	$(1,798,537)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Portfolio had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
DFA International Value Portfolio	$349,326	$349,326

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA International Value Portfolio	$8,046,971	—	$(1,483,144)	$(1,483,144)

172

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no additional provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended October 31, 2020		Year Ended October 31, 2019
	Amount	Shares	Amount	Shares
DFA International Value Portfolio
Class R2 Shares
Shares Issued	$354	23	$409	25
Shares Issued in Lieu of Cash Distributions	29	2	83	5
Shares Redeemed	(473)	(32)	(766)	(44)

Net Increase (Decrease) — Class R2 Shares	$(90)	(7)	$(274)	(14)

Institutional Class Shares
Shares Issued	$2,635,892	194,679	$2,070,958	123,511
Shares Issued in Lieu of Cash Distributions	222,138	14,540	562,301	34,162
Shares Redeemed	(3,565,774)	(258,877)	(2,594,328)	(154,729)

Net Increase (Decrease) — Institutional Class Shares	$(707,744)	(49,658)	$38,931	2,944

G. Shareholder Servicing Fees:

The Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the DFA International Value Portfolio’s Class R2 Shares.

H. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those

173

annual periods. The Fund’s adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolio’s early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

J. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

K. Other:

As of October 31, 2020, the following number of shareholders held the following approximate percentages of the Portfolio’s outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA International Value Portfolio-Class R2	5	95%
DFA International Value Portfolio-Institutional Class	3	67%

The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against the Portfolio, individually or in aggregate, will not have a material adverse impact on the Portfolio’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

L. Subsequent Event Evaluations:

As described in a November 2, 2020 Supplement to the Funds’ Prospectuses, effective February 28, 2021, the Advisor will reduce its investment management fees for certain Portfolios. Please refer to the Funds’ Prospectuses for additional information regarding fees and expenses of the Portfolios.

174

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of DFA International Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of DFA International Value Portfolio (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the “Portfolio”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of the security owned as of October 31, 2020 by correspondence with the transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The DFA International Value Series vs.

MSCI World ex USA Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

The Japanese Small Company Series vs.

MSCI Japan Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

176

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The Asia Pacific Small Company Series vs.

MSCI Pacific ex Japan Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

The United Kingdom Small Company Series vs.

MSCI United Kingdom Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

177

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The Continental Small Company Series vs.

MSCI Europe ex UK Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

The Canadian Small Company Series vs.

MSCI Canada Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

178

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The Emerging Markets Series vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

The Emerging Markets Small Cap Series vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

179

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2020

Performance of non-U.S. developed markets was mostly negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI World ex USA Index	-6.79%
MSCI World ex USA Mid Cap Index	-3.83%
MSCI World ex USA Small Cap Index	-0.65%
MSCI World ex USA Value Index	-18.72%
MSCI World ex USA Growth Index	5.65%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against most non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2020

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-2.97%	0.33%
United Kingdom	-22.19%	-22.25%
France	-17.43%	-13.79%
Switzerland	-4.37%	2.95%
Canada	-4.70%	-6.05%
Germany	-10.77%	-6.84%
Australia	-11.01%	-9.29%
Netherlands	4.14%	8.62%
Hong Kong	-8.06%	-7.15%
Sweden	0.79%	9.10%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

Emerging markets had mostly positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI Emerging Markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

180

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI Emerging Markets Index	8.25%
MSCI Emerging Markets Mid Cap Index	-3.22%
MSCI Emerging Markets Small Cap Index	2.39%
MSCI Emerging Markets Value Index	-8.47%
MSCI Emerging Markets Growth Index	25.97%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2020

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	33.57%	35.19%
Taiwan	18.86%	26.49%
Korea	11.33%	14.15%
India	1.83%	-2.54%
Brazil	-11.13%	-38.13%
South Africa	-6.49%	-13.31%
Saudi Arabia	-0.90%	-0.90%
Russia	-14.17%	-29.27%
Thailand	-28.54%	-30.77%
Malaysia	-6.02%	-5.49%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2020, these differences generally contributed positively to the Portfolios’ relative performance.

The DFA International Value Series

The DFA International Value Series invests in developed ex U.S. large company value stocks. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher-profitability

181

within the large-cap value segment of developed ex U.S. markets. As of October 31, 2020, the Series held approximately 540 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were -18.68% for the Series and -6.79% for the MSCI World ex USA Index (net dividends), the Series’ benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks for the period, the Series’ focus on value stocks detracted from performance relative to the style-neutral benchmark.

The Japanese Small Company Series

The Japanese Small Company Series invests in Japanese small company stocks. The Series generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Series held approximately 1,710 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were -1.93% for the Series and -1.46% for the MSCI Japan Small Cap Index (net dividends), the Series’ benchmark. The Series’ greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Series’ exclusion of stocks with the lowest profitability and highest relative price had a negative impact on performance relative to the benchmark, as those stocks outperformed. Conversely, the Series’ exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in Japan.

The Asia Pacific Small Company Series

The Asia Pacific Small Company Series invests in small company stocks in Australia, Hong Kong, New Zealand, and Singapore. The Series generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Series held approximately 750 securities in 4 eligible countries. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were 0.14% for the Series and 3.00% for the MSCI Pacific ex Japan Small Cap Index (net dividends), the Series’ benchmark. The Series’ greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Series’ exclusion of stocks with the lowest profitability and highest relative price had a negative impact on performance relative to the benchmark, as those securities outperformed. Conversely, the Series’ exclusion of real estate investment trusts (REITs) contributed to relative performance, as REITs generally underperformed in Asia Pacific (ex Japan) markets.

The United Kingdom Small Company Series

The United Kingdom Small Company Series invests in small company stocks in the U.K. The Series generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Series held approximately 330 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

182

For the 12 months ended October 31, 2020, total returns were -14.87% for the Series and - 14.04% for the MSCI United Kingdom Small Cap Index (net dividends), the Series’ benchmark. The Series’ greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Series’ exclusion of stocks with the lowest profitability and highest relative price detracted from performance relative to the benchmark, as those securities outperformed for the period. Conversely, the Series’ exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in the U.K.

The Continental Small Company Series

The Continental Small Company Series invests in small company stocks in the developed markets of Europe (excluding the U.K.) and Israel. The Series generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Series held approximately 1,090 securities in 15 eligible countries. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were -2.23% for the Series and 3.14% for the MSCI Europe ex U.K. Small Cap Index (net dividends), the Series’ benchmark. The Series and its benchmark use different methodologies to determine which small-cap stocks are eligible for purchase or to hold. This methodology variance led to country-by-country differences between the maximum market capitalization of small-cap stocks bought and held by the Series relative to the benchmark, which in turn led to differences in holdings between the Series and the benchmark. These holdings differences detracted from the Series’ performance relative to the benchmark. The Series’ greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Series’ exclusion of stocks with the lowest profitability and highest relative price also detracted from relative performance, as those securities outperformed for the period. Conversely, the Series’ exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in eligible markets.

The Canadian Small Company Series

The Canadian Small Company Series invests in small company stocks in Canada. The Series generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process-driven, emphasizing broad diversification. As of October 31, 2020, the Series held approximately 320 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were 6.02% for the Series and 7.61% for the MSCI Canada Small Cap Index (net dividends), the Series’ benchmark. The Series’ greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Series’ exclusion of stocks with the lowest profitability and highest relative price detracted from performance relative to the benchmark, as those securities outperformed for the period. Conversely, the Series’ exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in Canada.

The Emerging Markets Series

The Emerging Markets Series invests in large-cap stocks in emerging markets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with

183

smaller market capitalizations, lower relative price (value), and higher-profitability within the large-cap segment of emerging markets. As of October 31, 2020, the Series held approximately 1,610 securities in 24 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were 2.67% for the Series and 8.25% for the MSCI Emerging Markets Index (net dividends), the Series’ benchmark. The Series’ greater emphasis on low relative price (value) stocks had a negative impact on performance relative to the benchmark, as value stocks underperformed high relative price (growth) stocks in emerging markets for the period. The Series’ greater allocation to stocks with smaller market capitalizations within the large cap universe also detracted from relative performance, as these stocks underperformed their larger counterparts for the period.

The Emerging Markets Small Cap Series

The Emerging Markets Small Cap Series invests in small company stocks in emerging markets. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Series held approximately 4,550 securities in 21 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were 1.25% for the Series and 8.25% for the MSCI Emerging Markets Index (net dividends), the Series’ benchmark. With small-cap stocks underperforming large-cap stocks in emerging markets, the Series’ inclusion of stocks with smaller market capitalizations detracted from performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

184

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2020

EXPENSE TABLES

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

The DFA International Value Series
Actual Fund Return	$1,000.00	$1,073.80	0.21%	$1.09
Hypothetical 5% Annual Return	$1,000.00	$1,024.08	0.21%	$1.07

The Japanese Small Company Series
Actual Fund Return	$1,000.00	$1,138.60	0.13%	$0.70
Hypothetical 5% Annual Return	$1,000.00	$1,024.48	0.13%	$0.66

185

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

The Asia Pacific Small Company Series
Actual Fund Return	$1,000.00	$1,221.40	0.13%	$0.73
Hypothetical 5% Annual Return	$1,000.00	$1,024.48	0.13%	$0.66

The United Kingdom Small Company Series
Actual Fund Return	$1,000.00	$1,077.90	0.12%	$0.63
Hypothetical 5% Annual Return	$1,000.00	$1,024.53	0.12%	$0.61

The Continental Small Company Series
Actual Fund Return	$1,000.00	$1,160.00	0.12%	$0.65
Hypothetical 5% Annual Return	$1,000.00	$1,024.53	0.12%	$0.61

The Canadian Small Company Series
Actual Fund Return	$1,000.00	$1,239.90	0.12%	$0.68
Hypothetical 5% Annual Return	$1,000.00	$1,024.53	0.12%	$0.61

The Emerging Markets Series
Actual Fund Return	$1,000.00	$1,195.80	0.13%	$0.72
Hypothetical 5% Annual Return	$1,000.00	$1,024.48	0.13%	$0.66

The Emerging Markets Small Cap Series
Actual Fund Return	$1,000.00	$1,222.50	0.25%	$1.40
Hypothetical 5% Annual Return	$1,000.00	$1,023.88	0.25%	$1.27

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

186

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

INTERNATIONAL EQUITY PORTFOLIOS

The DFA International Value Series
Communication Services	4.4%
Consumer Discretionary	17.6%
Consumer Staples	4.9%
Energy	8.8%
Financials	27.2%
Health Care	5.8%
Industrials	11.9%
Information Technology	2.0%
Materials	13.3%
Real Estate	2.8%
Utilities	1.3%

100.0%

The Japanese Small Company Series
Communication Services	2.9%
Consumer Discretionary	16.6%
Consumer Staples	8.0%
Energy	1.3%
Financials	8.8%
Health Care	4.5%
Industrials	29.7%
Information Technology	13.7%
Materials	10.8%
Real Estate	2.0%
Utilities	1.7%

100.0%

The Asia Pacific Small Company Series
Communication Services	8.3%
Consumer Discretionary	18.1%
Consumer Staples	7.6%
Energy	1.9%
Financials	11.6%
Health Care	5.7%
Industrials	13.1%
Information Technology	8.2%
Materials	15.9%
Real Estate	6.6%
Utilities	3.0%

100.0%

187

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

The United Kingdom Small Company Series
Communication Services	2.5%
Consumer Discretionary	19.2%
Consumer Staples	6.6%
Energy	1.9%
Financials	14.7%
Health Care	3.7%
Industrials	30.4%
Information Technology	8.1%
Materials	7.2%
Real Estate	4.2%
Utilities	1.5%

100.0%

The Emerging Markets Series
Communication Services	11.9%
Consumer Discretionary	15.6%
Consumer Staples	7.3%
Energy	4.7%
Financials	16.8%
Health Care	3.7%
Industrials	5.9%
Information Technology	19.7%
Materials	8.9%
Real Estate	3.2%
Utilities	2.3%

100.0%

The Continental Small Company Series
Communication Services	5.7%
Consumer Discretionary	9.8%
Consumer Staples	5.0%
Energy	2.2%
Financials	13.1%
Health Care	6.2%
Industrials	26.6%
Information Technology	11.9%
Materials	8.3%
Real Estate	6.9%
Utilities	4.3%

100.0%

The Emerging Markets Small Cap Series
Communication Services	4.0%
Consumer Discretionary	13.5%
Consumer Staples	6.6%
Energy	1.6%
Financials	7.0%
Health Care	8.6%
Industrials	15.3%
Information Technology	17.9%
Materials	13.5%
Real Estate	7.5%
Utilities	4.5%

100.0%

The Canadian Small Company Series
Communication Services	1.3%
Consumer Discretionary	6.3%
Consumer Staples	6.0%
Energy	13.1%
Financials	10.5%
Health Care	1.1%
Industrials	13.1%
Information Technology	6.2%
Materials	29.8%
Real Estate	4.2%
Utilities	8.4%

100.0%

188

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.9%)
AUSTRALIA — (5.9%)
Australia & New Zealand Banking Group, Ltd.	6,888,410	$91,413,550	1.0%
Fortescue Metals Group, Ltd.	3,858,031	47,197,184	0.5%
National Australia Bank, Ltd.	6,504,106	85,093,076	0.9%
Westpac Banking Corp.	7,945,749	100,568,235	1.1%
Other Securities		244,177,886	2.5%

TOTAL AUSTRALIA		568,449,931	6.0%

AUSTRIA — (0.0%)
Other Security		100,701	0.0%

BELGIUM — (0.8%)
Other Securities		74,612,067	0.8%

CANADA — (7.9%)
# Bank of Montreal	351,836	20,949,598	0.2%
Bank of Montreal	1,441,562	85,729,692	0.9%
# Bank of Nova Scotia (The)	1,681,875	69,898,725	0.7%
# Canadian Imperial Bank of Commerce	811,294	60,516,699	0.6%
Canadian Natural Resources, Ltd.	3,417,479	54,508,790	0.6%
Magna International, Inc.	1,443,051	73,754,337	0.8%
Other Securities		389,247,461	4.2%

TOTAL CANADA		754,605,302	8.0%

DENMARK — (2.9%)
DSV Panalpina A.S.	300,849	48,810,172	0.5%
# Vestas Wind Systems A.S.	648,241	111,214,830	1.2%
Other Securities		117,828,228	1.2%

TOTAL DENMARK		277,853,230	2.9%

FINLAND — (1.0%)
Other Securities		96,376,631	1.0%

FRANCE — (9.1%)
* BNP Paribas SA	1,948,140	67,940,925	0.7%
* Cie de Saint-Gobain	2,006,077	78,143,737	0.8%
Cie Generale des Etablissements Michelin SCA	664,554	71,772,475	0.8%
Orange SA	5,978,647	67,137,941	0.7%
* Peugeot SA	3,133,702	56,294,471	0.6%
Total SE	6,874,996	208,289,750	2.2%
Other Securities		325,344,909	3.4%

TOTAL FRANCE		874,924,208	9.2%

GERMANY — (6.7%)
Allianz SE	415,799	73,244,904	0.8%
BASF SE	1,039,248	56,907,335	0.6%
Bayer AG	1,103,211	51,840,454	0.5%
Bayerische Motoren Werke AG	1,138,372	77,794,893	0.8%
Daimler AG	3,237,994	167,367,009	1.8%
Volkswagen AG	125,075	19,456,967	0.2%

189

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (Continued)
Other Securities		$197,549,481	2.1%

TOTAL GERMANY		644,161,043	6.8%

HONG KONG — (2.5%)
Other Securities		242,062,056	2.6%

IRELAND — (0.5%)
Other Securities		51,864,566	0.5%

ISRAEL — (0.4%)
Other Securities		35,298,492	0.4%

ITALY — (1.8%)
Other Securities		171,182,101	1.8%

JAPAN — (23.3%)
Hitachi, Ltd.	1,579,000	53,219,083	0.6%
Honda Motor Co., Ltd.	4,590,300	108,574,060	1.1%
Honda Motor Co., Ltd., Sponsored ADR	26,040	615,065	0.0%
Mitsubishi UFJ Financial Group, Inc.	11,934,650	47,045,252	0.5%
Sumitomo Mitsui Financial Group, Inc.	1,921,900	53,201,841	0.6%
Toyota Motor Corp.	3,715,890	243,936,611	2.6%
# Toyota Motor Corp., Sponsored ADR	208,099	27,321,318	0.3%
Other Securities		1,702,340,630	17.9%

TOTAL JAPAN		2,236,253,860	23.6%

NETHERLANDS — (4.5%)
Koninklijke Ahold Delhaize NV	4,984,523	136,654,529	1.4%
Koninklijke DSM NV	596,336	95,370,511	1.0%
Other Securities		199,416,701	2.2%

TOTAL NETHERLANDS		431,441,741	4.6%

NEW ZEALAND — (0.2%)
Other Securities		22,507,812	0.2%

NORWAY — (0.8%)
Other Securities		76,530,313	0.8%

PORTUGAL — (0.1%)
Other Securities		11,536,966	0.1%

SINGAPORE — (1.0%)
Other Securities		93,149,536	1.0%

SPAIN — (1.3%)
#* Banco Santander SA	40,951,091	82,006,822	0.9%
Other Securities		42,258,088	0.4%

TOTAL SPAIN		124,264,910	1.3%

SWEDEN — (3.1%)
* Volvo AB, Class B	2,416,322	46,966,507	0.5%

190

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SWEDEN — (Continued)
Other Securities		$247,271,384	2.6%

TOTAL SWEDEN		294,237,891	3.1%

SWITZERLAND — (10.4%)
ABB, Ltd	3,432,303	83,284,859	0.9%
# Cie Financiere Richemont SA	1,165,784	72,865,902	0.8%
Lonza Group AG	145,001	87,857,559	0.9%
Novartis AG	1,817,557	141,628,729	1.5%
Novartis AG, Sponsored ADR	723,453	56,487,210	0.6%
UBS Group AG	6,275,625	73,060,635	0.8%
Zurich Insurance Group AG	444,872	147,762,264	1.6%
Other Securities		334,120,482	3.4%

TOTAL SWITZERLAND		997,067,640	10.5%

UNITED KINGDOM — (11.7%)
Anglo American P.L.C.	2,846,495	66,787,802	0.7%
Aviva P.L.C.	16,319,347	54,434,377	0.6%
BP P.L.C., Sponsored ADR	5,009,282	77,543,685	0.8%
British American Tobacco P.L.C.	3,024,009	95,847,087	1.0%
# British American Tobacco P.L.C., Sponsored ADR	838,885	26,743,654	0.3%
* Glencore P.L.C.	26,692,936	53,845,933	0.6%
HSBC Holdings P.L.C.	13,949,143	58,455,175	0.6%
# HSBC Holdings P.L.C., Sponsored ADR	2,590,482	54,348,312	0.6%
* Lloyds Banking Group P.L.C.	181,694,609	66,156,212	0.7%
Royal Dutch Shell P.L.C., Class B.	283,225	3,415,504	0.0%
Royal Dutch Shell P.L.C., Sponsored ADR, Class B	7,267,547	175,511,260	1.9%
Vodafone Group P.L.C.	58,351,986	77,839,689	0.8%
# Vodafone Group P.L.C., Sponsored ADR	4,011,201	54,191,329	0.6%
Other Securities		256,528,572	2.6%

TOTAL UNITED KINGDOM		1,121,648,591	11.8%

TOTAL COMMON STOCKS		9,200,129,588	97.0%

PREFERRED STOCKS — (1.3%)

GERMANY — (1.3%)
Volkswagen AG	701,336	102,159,454	1.1%
Other Securities		25,125,926	0.3%

TOTAL GERMANY		127,285,380	1.4%

TOTAL INVESTMENT SECURITIES (Cost $11,119,510,563)		9,327,414,968

		Value†

SECURITIES LENDING COLLATERAL — (2.8%)
@§ The DFA Short Term Investment Fund	22,816,650	264,011,461	2.8%

TOTAL INVESTMENTS—(100.0%) (Cost $11,383,404,927)		$9,591,426,429	101.2%

191

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

As of October 31, 2020, The DFA International Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	526	12/18/20	$88,097,893	$85,861,610	$(2,236,283)

Total Futures Contracts			$88,097,893	$85,861,610	$(2,236,283)

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$568,449,931	—	$568,449,931
Austria	—	100,701	—	100,701
Belgium	—	74,612,067	—	74,612,067
Canada	$754,605,302	—	—	754,605,302
Denmark	—	277,853,230	—	277,853,230
Finland	—	96,376,631	—	96,376,631
France	—	874,924,208	—	874,924,208
Germany	15,533,044	628,627,999	—	644,161,043
Hong Kong	—	242,062,056	—	242,062,056
Ireland	14,317,368	37,547,198	—	51,864,566
Israel	6,943,405	28,355,087	—	35,298,492
Italy	27,912,392	143,269,709	—	171,182,101
Japan	47,057,395	2,189,196,465	—	2,236,253,860
Netherlands	15,884,061	415,557,680	—	431,441,741
New Zealand	—	22,507,812	—	22,507,812
Norway	—	76,530,313	—	76,530,313
Portugal	—	11,536,966	—	11,536,966
Singapore	—	93,149,536	—	93,149,536
Spain	2,776,007	121,488,903	—	124,264,910
Sweden	—	294,237,891	—	294,237,891
Switzerland	84,409,679	912,657,961	—	997,067,640
United Kingdom	446,924,683	674,723,908	—	1,121,648,591
Preferred Stocks
Germany	—	127,285,380	—	127,285,380
Securities Lending Collateral	—	264,011,461	—	264,011,461
Futures Contracts**	(2,236,283)	—	—	(2,236,283)

TOTAL	$1,414,127,053	$8,175,063,093	—	$9,589,190,146

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

192

THE JAPANESE SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (98.1%)
COMMUNICATION SERVICES — (2.9%)
Other Securities		$86,241,533	2.9%

CONSUMER DISCRETIONARY — (16.2%)
DCM Holdings Co., Ltd.	713,300	8,838,267	0.3%
Shimachu Co., Ltd.	256,900	13,578,995	0.5%
Other Securities		460,985,971	15.6%

TOTAL CONSUMER DISCRETIONARY		483,403,233	16.4%

CONSUMER STAPLES — (7.8%)
cocokara fine, Inc.	128,360	8,432,779	0.3%
Milbon Co., Ltd.	154,752	7,939,785	0.3%
Nippon Suisan Kaisha, Ltd.	1,794,300	6,911,990	0.2%
Other Securities		208,970,547	7.1%

TOTAL CONSUMER STAPLES		232,255,101	7.9%

ENERGY — (1.3%)
Iwatani Corp.	222,900	10,113,538	0.4%
Other Securities		27,369,276	0.9%

TOTAL ENERGY		37,482,814	1.3%

FINANCIALS — (8.6%)
Fuyo General Lease Co., Ltd.	116,000	6,660,495	0.2%
Hirogin Holdings, Inc.	1,301,600	7,084,132	0.2%
Hokuhoku Financial Group, Inc.	834,800	7,921,727	0.3%
Jafco Group Co., Ltd.	204,100	9,230,625	0.3%
Shiga Bank, Ltd. (The)	307,600	6,642,879	0.2%
Yamaguchi Financial Group, Inc.	1,109,872	7,219,681	0.3%
Other Securities		211,870,416	7.2%

TOTAL FINANCIALS		256,629,955	8.7%

HEALTH CARE — (4.4%)
# H.U. Group Holdings, Inc.	336,700	8,566,416	0.3%
Jeol, Ltd.	243,000	7,744,954	0.3%
Other Securities		113,901,457	3.8%

TOTAL HEALTH CARE		130,212,827	4.4%

INDUSTRIALS — (29.1%)
BayCurrent Consulting, Inc.	61,500	7,957,504	0.3%
# DMG Mori Co., Ltd.	673,200	9,000,973	0.3%
Duskin Co., Ltd.	289,200	7,382,247	0.3%
# Fuji Corp.	422,100	8,485,887	0.3%
Furukawa Electric Co., Ltd.	401,200	10,054,193	0.3%
GS Yuasa Corp.	390,883	6,822,713	0.2%
Hazama Ando Corp.	1,302,400	8,091,329	0.3%
Inaba Denki Sangyo Co., Ltd.	353,300	8,505,149	0.3%
# Japan Steel Works, Ltd. (The)	389,300	8,322,588	0.3%
Meitec Corp.	169,000	8,378,202	0.3%
Mirait Holdings Corp.	524,835	7,471,621	0.3%
Nichias Corp.	392,400	8,498,721	0.3%
# Nikkon Holdings Co., Ltd.	385,300	7,374,127	0.3%

193

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
Nishimatsu Construction Co., Ltd.	345,000	$6,701,641	0.2%
OKUMA Corp.	137,100	6,654,537	0.2%
Outsourcing, Inc.	732,300	6,791,351	0.2%
Penta-Ocean Construction Co., Ltd.	1,716,400	10,884,002	0.4%
Ushio, Inc.	660,300	7,375,978	0.3%
Other Securities		722,986,204	24.4%

TOTAL INDUSTRIALS		867,738,967	29.5%

INFORMATION TECHNOLOGY — (13.5%)
Daiwabo Holdings Co., Ltd.	117,500	7,692,034	0.3%
Nippon Electric Glass Co., Ltd.	431,236	8,481,534	0.3%
NSD Co., Ltd.	513,760	9,024,017	0.3%
Systena Corp.	402,100	7,296,298	0.3%
Tokyo Seimitsu Co., Ltd.	257,200	8,678,304	0.3%
Topcon Corp.	691,700	6,895,912	0.2%
Ulvac, Inc.	264,700	9,695,804	0.3%
Other Securities		343,510,881	11.7%

TOTAL INFORMATION TECHNOLOGY		401,274,784	13.7%

MATERIALS — (10.6%)
ADEKA Corp.	607,100	7,850,888	0.3%
Asahi Holdings, Inc.	227,850	7,430,158	0.3%
* Kobe Steel, Ltd.	1,878,500	7,334,448	0.3%
Mitsui Mining & Smelting Co., Ltd.	379,600	9,582,034	0.3%
Sumitomo Osaka Cement Co., Ltd.	234,099	7,119,777	0.3%
Toagosei Co., Ltd.	758,400	8,029,619	0.3%
Tokuyama Corp.	385,498	8,591,460	0.3%
Toyobo Co., Ltd.	531,900	7,091,528	0.2%
Other Securities		252,544,871	8.4%

TOTAL MATERIALS		315,574,783	10.7%

REAL ESTATE — (2.0%)
Heiwa Real Estate Co., Ltd.	229,900	6,711,838	0.2%
Kenedix, Inc.	1,442,000	7,472,555	0.3%
Other Securities		45,146,783	1.5%

TOTAL REAL ESTATE		59,331,176	2.0%

UTILITIES — (1.7%)
Nippon Gas Co., Ltd.	210,300	10,030,620	0.3%
Other Securities		39,127,903	1.4%

TOTAL UTILITIES		49,158,523	1.7%

TOTAL COMMON STOCKS (Cost $2,621,667,169)		2,919,303,696	99.2%

		Value†
SECURITIES LENDING COLLATERAL — (1.9%)
@§ The DFA Short Term Investment Fund	4,999,517	57,849,414	2.0%

TOTAL INVESTMENTS—(100.0%) (Cost $2,679,495,864)		$2,977,153,110	101.2%

194

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	—	$86,241,533	—	$86,241,533
Consumer Discretionary	—	483,403,233	—	483,403,233
Consumer Staples	—	232,255,101	—	232,255,101
Energy	—	37,482,814	—	37,482,814
Financials	—	256,629,955	—	256,629,955
Health Care	—	130,212,827	—	130,212,827
Industrials	—	867,738,967	—	867,738,967
Information Technology	—	401,274,784	—	401,274,784
Materials	—	315,574,783	—	315,574,783
Real Estate	—	59,331,176	—	59,331,176
Utilities	—	49,158,523	—	49,158,523
Securities Lending Collateral	—	57,849,414	—	57,849,414

TOTAL	—	$2,977,153,110	—	$2,977,153,110

See accompanying Notes to Financial Statements.

195

THE ASIA PACIFIC SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (97.3%)
AUSTRALIA — (56.7%)
	ALS, Ltd.	1,761,709	$11,657,630	0.8%
	Ansell, Ltd.	524,737	14,838,028	1.0%
	ARB Corp., Ltd.	533,754	11,561,661	0.8%
#	Bank of Queensland, Ltd.	2,458,045	11,089,381	0.7%
	Bapcor, Ltd.	2,252,217	12,138,948	0.8%
	Breville Group, Ltd.	821,653	15,223,025	1.0%
	Carsales.com, Ltd.	1,200,481	17,538,761	1.2%
	CSR, Ltd.	3,273,096	10,132,649	0.7%
	Downer EDI, Ltd.	2,594,034	8,020,528	0.5%
	Elders, Ltd.	1,232,076	9,714,962	0.6%
	Healius, Ltd.	4,144,191	9,821,402	0.7%
	IGO, Ltd.	3,070,006	9,595,397	0.6%
	IRESS, Ltd.	1,225,060	7,926,997	0.5%
	JB Hi-Fi, Ltd.	237,242	7,927,553	0.5%
#*	Lynas Corp., Ltd.	6,066,989	12,070,586	0.8%
	Metcash, Ltd.	7,963,936	16,519,341	1.1%
	Mineral Resources, Ltd.	951,983	16,716,625	1.1%
*	NEXTDC, Ltd.	1,796,439	16,085,040	1.1%
	nib holdings, Ltd.	3,098,293	9,066,675	0.6%
	Nine Entertainment Co. Holdings, Ltd.	9,297,395	13,590,846	0.9%
	Orora, Ltd.	6,339,374	11,488,974	0.8%
	OZ Minerals, Ltd.	2,218,981	23,180,326	1.5%
	Pendal Group, Ltd.	1,950,282	8,872,828	0.6%
*	Perseus Mining, Ltd.	9,066,296	7,841,297	0.5%
	Premier Investments, Ltd.	622,552	9,337,094	0.6%
	Regis Resources, Ltd.	3,239,807	9,509,237	0.6%
	Reliance Worldwide Corp., Ltd.	4,342,033	12,534,300	0.8%
*	Saracen Mineral Holdings, Ltd.	5,077,306	20,291,051	1.3%
*	Silver Lake Resources, Ltd.	6,142,732	9,198,884	0.6%
	Spark Infrastructure Group	11,558,934	16,130,112	1.1%
	St Barbara, Ltd.	5,221,239	9,818,297	0.7%
	Star Entertainment Grp, Ltd. (The)	3,693,648	8,511,988	0.6%
	Steadfast Group, Ltd.	5,683,479	14,249,839	0.9%
	Super Retail Group, Ltd.	1,139,326	8,966,593	0.6%
	Technology One, Ltd.	1,748,272	11,036,395	0.7%
*	Vocus Group, Ltd.	4,091,642	9,909,009	0.7%
	Other Securities		451,602,563	29.3%

TOTAL AUSTRALIA			883,714,822	57.9%

HONG KONG — (22.5%)
#	IGG, Inc.	9,421,000	10,198,134	0.7%
	Kerry Logistics Network, Ltd.	4,063,500	8,486,558	0.6%
	Luk Fook Holdings International, Ltd.	3,704,000	9,056,888	0.6%
	Man Wah Holdings, Ltd.	12,205,200	17,034,026	1.1%
	SITC International Holdings Co., Ltd.	6,142,000	9,487,271	0.6%
#	Vitasoy International Holdings, Ltd.	2,143,000	8,668,231	0.6%
	VTech Holdings, Ltd.	1,438,200	9,542,489	0.6%
	Other Securities		278,624,321	18.2%

TOTAL HONG KONG			351,097,918	23.0%

196

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
NEW ZEALAND — (7.1%)
Chorus, Ltd.	3,152,349	$17,529,495	1.2%
Infratil, Ltd.	3,949,779	14,144,121	0.9%
Mainfreight, Ltd.	289,611	10,326,649	0.7%
SKYCITY Entertainment Group, Ltd.	5,101,527	9,439,519	0.6%
Summerset Group Holdings, Ltd.	1,378,955	9,475,546	0.6%
Other Securities		49,527,979	3.2%

TOTAL NEW ZEALAND		110,443,309	7.2%

SINGAPORE — (11.0%)
ComfortDelGro Corp., Ltd.	8,950,800	8,852,888	0.6%
Sembcorp Industries, Ltd.	7,106,600	8,225,582	0.5%
Other Securities		154,789,717	10.2%

TOTAL SINGAPORE		171,868,187	11.3%

TOTAL COMMON STOCKS		1,517,124,236	99.4%

RIGHTS/WARRANTS — (0.0%)
SINGAPORE — (0.0%)
Other Securities		26,083	0.0%

TOTAL INVESTMENT SECURITIES (Cost $1,623,607,351)		1,517,150,319

		Value†
SECURITIES LENDING COLLATERAL — (2.7%)
@§ The DFA Short Term Investment Fund	3,633,899	42,047,846	2.7%

TOTAL INVESTMENTS—(100.0%) (Cost $1,665,649,023)		$1,559,198,165	102.1%

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$4,882,708	$878,832,114	—	$883,714,822
Hong Kong	740,917	350,357,001	—	351,097,918
New Zealand	—	110,443,309	—	110,443,309
Singapore	—	171,868,187	—	171,868,187
Rights/Warrants
Singapore	—	26,083	—	26,083
Securities Lending Collateral	—	42,047,846	—	42,047,846

TOTAL	$5,623,625	$1,553,574,540	—	$1,559,198,165

See accompanying Notes to Financial Statements.

197

THE UNITED KINGDOM SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (97.9%)
COMMUNICATION SERVICES — (2.4%)
Other Securities		$36,178,617	2.5%

CONSUMER DISCRETIONARY — (18.8%)
Bellway P.L.C.	514,084	15,553,702	1.1%
Countryside Properties P.L.C.	2,813,575	12,288,663	0.8%
Domino’s Pizza Group P.L.C.	3,580,555	15,373,097	1.0%
Dunelm Group P.L.C.	685,419	11,587,636	0.8%
Games Workshop Group P.L.C.	205,563	27,635,151	1.9%
* Inchcape P.L.C.	2,472,981	15,863,472	1.1%
Moneysupermarket.com Group P.L.C.	3,466,544	10,948,861	0.7%
Pets at Home Group P.L.C.	3,218,903	16,165,286	1.1%
William Hill P.L.C.	5,240,138	18,610,224	1.3%
Other Securities		138,358,373	9.3%

TOTAL CONSUMER DISCRETIONARY		282,384,465	19.1%

CONSUMER STAPLES — (6.4%)
Britvic P.L.C.	1,585,438	15,149,864	1.0%
Cranswick P.L.C.	379,748	15,829,814	1.1%
Fevertree Drinks P.L.C.	610,255	15,921,225	1.1%
Tate & Lyle P.L.C.	2,442,033	18,825,087	1.3%
Other Securities		31,238,431	2.1%

TOTAL CONSUMER STAPLES		96,964,421	6.6%

ENERGY — (1.8%)
Other Securities		27,319,053	1.9%

FINANCIALS — (14.4%)
Beazley P.L.C.	2,964,842	11,302,783	0.8%
Close Brothers Group P.L.C.	1,007,674	14,051,166	1.0%
* Hiscox, Ltd.	1,268,750	13,560,668	0.9%
IG Group Holdings P.L.C.	2,561,656	25,279,706	1.7%
Lancashire Holdings, Ltd.	1,430,682	11,806,704	0.8%
Man Group P.L.C.	10,338,145	14,426,511	1.0%
Quilter P.L.C.	10,292,590	16,341,140	1.1%
Other Securities		109,440,649	7.3%

TOTAL FINANCIALS		216,209,327	14.6%

HEALTH CARE — (3.6%)
Other Securities		54,517,955	3.7%

INDUSTRIALS — (29.8%)
Avon Rubber P.L.C.	210,277	10,711,700	0.7%
* Balfour Beatty P.L.C.	4,677,048	12,925,786	0.9%
Bodycote P.L.C.	1,288,277	10,863,830	0.7%
Diploma P.L.C.	775,767	22,338,566	1.5%
Electrocomponents P.L.C.	2,625,523	23,051,598	1.6%
* G4S P.L.C.	9,287,044	24,489,186	1.7%
* Grafton Group P.L.C.	1,582,491	13,757,361	0.9%
* Hays P.L.C.	9,080,700	12,539,176	0.9%
* Howden Joinery Group P.L.C.	1,721,333	14,211,059	1.0%
IMI P.L.C.	1,740,984	23,344,076	1.6%

198

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
QinetiQ Group P.L.C.	3,957,841	$12,122,109	0.8%
Rotork P.L.C.	5,397,898	19,667,000	1.3%
Royal Mail P.L.C.	5,277,907	15,535,071	1.1%
Signature Aviation P.L.C.	5,602,723	17,156,548	1.2%
* Travis Perkins P.L.C.	1,545,039	21,219,992	1.4%
Ultra Electronics Holdings P.L.C.	588,864	14,367,628	1.0%
* Weir Group P.L.C (The)	852,580	15,839,014	1.1%
Other Securities		162,848,813	10.9%

TOTAL INDUSTRIALS		446,988,513	30.3%

INFORMATION TECHNOLOGY — (7.9%)
Computacenter P.L.C.	542,204	16,015,027	1.1%
* Renishaw P.L.C.	149,386	10,838,164	0.7%
Softcat P.L.C.	810,023	11,808,219	0.8%
Spectris P.L.C.	668,518	21,456,266	1.5%
Spirent Communications P.L.C.	4,124,361	15,483,840	1.0%
Other Securities		42,857,076	2.9%

TOTAL INFORMATION TECHNOLOGY		118,458,592	8.0%

MATERIALS — (7.1%)
Centamin P.L.C.	8,142,932	13,095,860	0.9%
# KAZ Minerals P.L.C.	1,557,504	12,707,831	0.9%
* Marshalls P.L.C.	1,446,763	12,534,531	0.8%
Synthomer P.L.C.	2,272,816	11,106,463	0.8%
Victrex P.L.C.	601,744	14,378,852	1.0%
Other Securities		42,534,863	2.8%

TOTAL MATERIALS		106,358,400	7.2%

REAL ESTATE — (4.2%)
Grainger P.L.C.	4,445,647	16,105,781	1.1%
* IWG P.L.C.	4,189,134	13,741,153	0.9%
St. Modwen Properties P.L.C.	2,715,246	11,661,984	0.8%
Other Securities		21,024,004	1.4%

TOTAL REAL ESTATE		62,532,922	4.2%

UTILITIES — (1.5%)
Other Securities		21,934,035	1.5%

TOTAL COMMON STOCKS		1,469,846,300	99.6%

PREFERRED STOCKS — (0.0%)

CONSUMER STAPLES — (0.0%)
Other Security		11,081	0.0%

TOTAL PREFERRED STOCKS		11,081	0.0%

TOTAL INVESTMENT SECURITIES (Cost $1,646,994,406)		1,469,857,381

199

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
SECURITIES LENDING COLLATERAL — (2.1%)
@§ The DFA Short Term Investment Fund	2,700,372	$31,246,001	2.1%

TOTAL INVESTMENTS—(100.0%) (Cost $1,678,233,510)		$1,501,103,382	101.7%

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	—	$36,178,617	—	$36,178,617
Consumer Discretionary	—	282,384,465	—	282,384,465
Consumer Staples	—	96,964,421	—	96,964,421
Energy	—	27,319,053	—	27,319,053
Financials	—	216,209,327	—	216,209,327
Health Care	—	54,517,955	—	54,517,955
Industrials	—	446,988,513	—	446,988,513
Information Technology	—	118,458,592	—	118,458,592
Materials	—	106,358,400	—	106,358,400
Real Estate	—	62,532,922	—	62,532,922
Utilities	—	21,934,035	—	21,934,035
Preferred Stocks
Consumer Staples	—	11,081	—	11,081
Securities Lending Collateral	—	31,246,001	—	31,246,001

TOTAL	—	$1,501,103,382	—	$1,501,103,382

See accompanying Notes to Financial Statements.

200

THE CONTINENTAL SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value»	Percentage of Net Assets‡
	COMMON STOCKS — (92.5%)
	AUSTRIA — (3.1%)
	voestalpine AG	640,995	$17,824,068	0.4%
	Other Securities		133,545,143	2.9%

	TOTAL AUSTRIA		151,369,211	3.3%

	BELGIUM — (3.1%)
*	Ackermans & van Haaren NV	171,330	21,089,598	0.5%
	Other Securities		131,799,418	2.8%

	TOTAL BELGIUM		152,889,016	3.3%

	DENMARK — (5.8%)
	Pandora A.S.	469,106	37,213,911	0.8%
	Royal Unibrew A.S.	345,044	33,644,924	0.7%
	SimCorp A.S.	278,224	33,184,785	0.7%
	Topdanmark A.S.	464,847	18,203,120	0.4%
	Other Securities		161,749,400	3.6%

	TOTAL DENMARK		283,996,140	6.2%

	FINLAND — (6.5%)
	Huhtamaki Oyj	684,659	33,443,893	0.7%
	Metso Outotec Oyj	3,973,290	28,009,583	0.6%
#	Nokian Renkaat Oyj	542,115	16,658,068	0.4%
	Orion Oyj, Class B	515,971	22,083,355	0.5%
	Valmet Oyj	889,683	21,233,990	0.5%
	Other Securities		197,584,214	4.2%

	TOTAL FINLAND		319,013,103	6.9%

	FRANCE — (10.1%)
Ω	Euronext NV	256,149	26,670,617	0.6%
#*	Ingenico Group SA	410,246	58,983,247	1.3%
*	Rexel SA	2,168,743	22,833,968	0.5%
	Rubis SCA	510,543	16,786,552	0.4%
*	SOITEC	131,953	18,718,831	0.4%
	Other Securities		352,308,189	7.6%

	TOTAL FRANCE		496,301,404	10.8%

	GERMANY — (14.0%)
	Aurubis AG	296,684	18,979,902	0.4%
#*	CTS Eventim AG & Co. KGaA	411,788	18,253,469	0.4%
*	Dialog Semiconductor P.L.C.	601,965	22,949,251	0.5%
	GEA Group AG	847,030	28,209,232	0.6%
	Gerresheimer AG	254,880	25,621,653	0.6%
	Grand City Properties SA	803,479	18,237,829	0.4%
	Lanxess AG	597,294	30,293,412	0.7%
	Rheinmetall AG	313,337	22,899,837	0.5%
#	TAG Immobilien AG	954,559	28,130,494	0.6%
	Other Securities		475,069,955	10.3%

	TOTAL GERMANY		688,645,034	15.0%

201

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
	IRELAND — (0.5%)
	Other Securities		$25,606,129	0.6%

	ISRAEL — (3.2%)
	Other Securities		157,034,907	3.4%

	ITALY — (7.9%)
#*	Banco BPM SpA	9,217,317	16,697,140	0.4%
	Italgas SpA	3,402,703	19,663,311	0.4%
	Prysmian SpA	614,980	16,735,081	0.4%
	Other Securities		334,298,213	7.2%

	TOTAL ITALY		387,393,745	8.4%

	NETHERLANDS — (6.6%)
	Aalberts NV	714,897	23,984,157	0.5%
#*	Altice Europe NV	3,929,414	19,319,574	0.4%
	ASR Nederland NV	873,857	26,517,609	0.6%
	BE Semiconductor Industries NV	529,783	21,346,926	0.5%
	Corbion NV	416,939	18,936,387	0.4%
	IMCD NV	357,089	41,329,836	0.9%
	SBM Offshore NV	1,312,499	21,210,222	0.5%
*Ω	Signify NV	780,137	27,691,217	0.6%
	Other Securities		121,329,142	2.6%

	TOTAL NETHERLANDS		321,665,070	7.0%

	NORWAY — (2.0%)
	Other Securities		100,529,778	2.2%

	PORTUGAL — (0.7%)
	Other Securities		32,924,492	0.7%

	SPAIN — (5.2%)
	Acciona SA	173,951	17,575,410	0.4%
	Viscofan SA	280,336	18,926,325	0.4%
	Other Securities		216,653,904	4.7%

	TOTAL SPAIN		253,155,639	5.5%

	SWEDEN — (8.6%)
	Other Securities		419,952,966	9.1%

	SWITZERLAND — (15.2%)
	Allreal Holding AG	113,917	24,127,535	0.5%
*	ams AG	1,516,165	32,463,632	0.7%
	Belimo Holding AG	3,028	22,518,341	0.5%
	Bucher Industries AG	54,197	20,894,138	0.5%
	Cembra Money Bank AG	187,433	20,824,503	0.5%
*	Flughafen Zurich AG	126,351	17,051,491	0.4%
	Georg Fischer AG	31,470	31,786,184	0.7%
	Helvetia Holding AG	218,900	17,164,641	0.4%
	PSP Swiss Property AG	326,804	39,519,077	0.9%
	Siegfried Holding AG	30,001	18,993,894	0.4%
*	Sunrise Communications Group AG	271,523	32,543,081	0.7%
Ω	VAT Group AG	205,035	38,467,620	0.8%

202

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SWITZERLAND — (Continued)
Other Securities		$427,003,922	9.1%

TOTAL SWITZERLAND		743,358,059	16.1%

TOTAL COMMON STOCKS		4,533,834,693	98.5%

PREFERRED STOCKS — (0.9%)

GERMANY — (0.9%)
Other Securities		43,263,406	1.0%

RIGHTS/WARRANTS — (0.0%)

FRANCE — (0.0%)
Other Security		4,394	0.0%

SPAIN — (0.0%)
Other Security		560,562	0.0%

TOTAL RIGHTS/WARRANTS		564,956	0.0%

TOTAL INVESTMENT SECURITIES (Cost $4,362,167,478)		4,577,663,055

		Value†
SECURITIES LENDING COLLATERAL — (6.6%)
@§ The DFA Short Term Investment Fund	28,037,153	324,417,899	7.0%

TOTAL INVESTMENTS—(100.0%) (Cost $4,686,535,113)		$4,902,080,954	106.5%

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	—	$151,369,211	—	$151,369,211
Belgium	—	152,889,016	—	152,889,016
Denmark	—	283,996,140	—	283,996,140
Finland	—	319,013,103	—	319,013,103
France	—	496,301,404	—	496,301,404
Germany	$10,245,361	678,399,673	—	688,645,034
Ireland	—	25,606,129	—	25,606,129
Israel	588,399	156,446,508	—	157,034,907
Italy	—	387,393,745	—	387,393,745
Netherlands	—	321,665,070	—	321,665,070
Norway	82,679	100,447,099	—	100,529,778
Portugal	—	32,924,492	—	32,924,492
Spain	—	253,155,639	—	253,155,639
Sweden	1,529,715	418,423,251	—	419,952,966
Switzerland	32,543,081	710,814,978	—	743,358,059

203

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Preferred Stocks
Germany	—	$43,263,406	—	$43,263,406
Rights/Warrants
France	—	4,394	—	4,394
Spain	—	560,562	—	560,562
Securities Lending Collateral	—	324,417,899	—	324,417,899

TOTAL	$44,989,235	$4,857,091,719	—	$4,902,080,954

See accompanying Notes to Financial Statements.

204

THE CANADIAN SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value»	Percentage of Net Assets‡

COMMON STOCKS — (86.8%)
COMMUNICATION SERVICES — (1.1%)
	Other Securities		$12,808,291	1.3%

CONSUMER DISCRETIONARY — (5.5%)
*	Aritzia, Inc.	427,638	6,458,062	0.7%
#	BRP, Inc.	133,511	7,211,177	0.7%
#*	Great Canadian Gaming Corp.	428,062	7,309,473	0.8%
	Linamar Corp.	216,634	7,081,296	0.7%
	Other Securities		33,270,140	3.4%

TOTAL CONSUMER DISCRETIONARY			61,330,148	6.3%

CONSUMER STAPLES — (5.2%)
#	Jamieson Wellness, Inc.	275,646	7,973,727	0.8%
#	Maple Leaf Foods, Inc.	355,793	6,478,675	0.7%
#	North West Co., Inc. (The)	319,480	7,877,293	0.8%
#	Premium Brands Holdings Corp.	182,482	13,017,405	1.3%
	Primo Water Corp.	96,682	1,211,426	0.1%
	Primo Water Corp.	813,424	10,196,038	1.1%
	Other Securities		11,076,713	1.2%

TOTAL CONSUMER STAPLES			57,831,277	6.0%

ENERGY — (11.4%)
	ARC Resources, Ltd.	2,215,726	10,909,827	1.1%
#	Cameco Corp.	682,775	6,493,190	0.7%
#	Gibson Energy, Inc.	940,791	13,854,477	1.4%
*	Parex Resources, Inc.	786,291	7,654,578	0.8%
	Tourmaline Oil Corp.	1,090,347	14,125,489	1.5%
	Other Securities		73,459,246	7.5%

TOTAL ENERGY			126,496,807	13.0%

FINANCIALS — (9.1%)
#	Canadian Western Bank	456,902	8,402,086	0.9%
	CI Financial Corp.	672,201	7,835,534	0.8%
	ECN Capital Corp.	2,488,693	9,862,868	1.0%
#	Element Fleet Management Corp.	1,490,738	14,042,454	1.5%
	Genworth MI Canada, Inc.	234,684	7,785,809	0.8%
	iA Financial Corp., Inc.	234,884	8,183,829	0.8%
#	Laurentian Bank of Canada	412,090	8,106,942	0.8%
	Other Securities		37,425,337	3.9%

TOTAL FINANCIALS			101,644,859	10.5%

HEALTH CARE — (0.9%)
	Other Securities		10,336,878	1.1%

INDUSTRIALS — (11.4%)
#	Finning International, Inc.	885,513	13,465,806	1.4%
#	Morneau Shepell, Inc.	401,948	8,034,133	0.8%
#	Richelieu Hardware, Ltd.	361,973	9,731,947	1.0%
#	Stantec, Inc.	507,094	14,562,348	1.5%
#	TFI International, Inc.	481,820	21,452,798	2.2%

205

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
	Other Securities		$59,373,391	6.1%

TOTAL INDUSTRIALS			126,620,423	13.0%

INFORMATION TECHNOLOGY — (5.4%)
#*	BlackBerry, Ltd.	977,994	4,389,705	0.5%
#*	BlackBerry, Ltd.	1,540,551	6,917,074	0.7%
	Enghouse Systems, Ltd.	263,395	13,069,912	1.3%
#*	Kinaxis, Inc.	141,544	21,607,160	2.2%
	Other Securities		13,953,819	1.5%

TOTAL INFORMATION TECHNOLOGY			59,937,670	6.2%

MATERIALS — (25.8%)
#	Alamos Gold, Inc., Class A	2,003,290	18,299,207	1.9%
	Centerra Gold, Inc.	1,270,606	11,100,996	1.1%
*	Eldorado Gold Corp.	664,263	8,326,345	0.9%
*	Eldorado Gold Corp.	74,100	928,473	0.1%
#*	Endeavour Mining Corp.	675,295	16,564,312	1.7%
*	IAMGOLD Corp.	2,197,656	8,049,659	0.8%
*	IAMGOLD Corp.	599,837	2,201,402	0.2%
#*	Ivanhoe Mines, Ltd., Class A	2,965,148	11,662,070	1.2%
*	New Gold, Inc.	3,469,405	7,030,994	0.7%
	Pan American Silver Corp.	274,369	8,719,342	0.9%
#*	Pretium Resources, Inc.	293,903	3,579,739	0.4%
#*	Pretium Resources, Inc.	455,178	5,551,785	0.6%
#*	SSR Mining, Inc.	1,130,996	20,933,991	2.2%
	Stella-Jones, Inc.	207,304	6,746,755	0.7%
*	Teranga Gold Corp.	618,863	6,438,069	0.7%
#	West Fraser Timber Co., Ltd.	221,992	10,295,643	1.1%
	Yamana Gold, Inc.	3,304,447	18,378,708	1.9%
	Other Securities		122,108,748	12.4%

TOTAL MATERIALS			286,916,238	29.5%

REAL ESTATE — (3.7%)
#	Altus Group, Ltd.	261,893	10,715,145	1.1%
#	Colliers International Group, Inc.	165,544	11,724,635	1.2%
	Colliers International Group, Inc.	4,163	295,073	0.0%
	Other Securities		18,263,649	1.9%

TOTAL REAL ESTATE			40,998,502	4.2%

UTILITIES — (7.3%)
#	Boralex, Inc., Class A	549,954	15,995,435	1.6%
#	Capital Power Corp.	771,649	17,004,890	1.8%
#	Innergex Renewable Energy, Inc.	800,557	14,433,219	1.5%
#	Superior Plus Corp.	781,510	6,951,057	0.7%
	TransAlta Corp.	1,784,708	10,582,596	1.1%
	TransAlta Corp.	16,789	99,559	0.0%
#	TransAlta Renewables, Inc.	614,934	7,708,022	0.8%
	Other Securities		8,651,855	0.9%

TOTAL UTILITIES			81,426,633	8.4%

TOTAL COMMON STOCKS			966,347,726	99.5%

206

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
RIGHTS/WARRANTS — (0.1%)
MATERIALS — (0.1%)
Other Security		$1,351,019	0.1%

TOTAL RIGHTS/WARRANTS		1,351,019	0.1%

TOTAL INVESTMENT SECURITIES (Cost $979,047,177)		967,698,745

		Value†

SECURITIES LENDING COLLATERAL — (13.1%)
@§ The DFA Short Term Investment Fund	12,646,413	146,331,640	15.1%

TOTAL INVESTMENTS—(100.0%) (Cost $1,125,355,991)		$1,114,030,385	114.7%

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$12,808,291	—	—	$12,808,291
Consumer Discretionary	60,698,059	$632,089	—	61,330,148
Consumer Staple	57,831,277	—	—	57,831,277
Energy	126,496,807	—	—	126,496,807
Financials	101,644,859	—	—	101,644,859
Health Care	10,336,878	—	—	10,336,878
Industrials	126,620,423	—	—	126,620,423
Information Technology	59,937,670	—	—	59,937,670
Materials	286,883,757	32,481	—	286,916,238
Real Estate	40,998,502	—	—	40,998,502
Utilities	81,426,633	—	—	81,426,633
Rights/Warrants
Materials	—	1,351,019	—	1,351,019
Securities Lending Collateral	—	146,331,640	—	146,331,640

TOTAL	$965,683,156	$148,347,229	—	$1,114,030,385

See accompanying Notes to Financial Statements.

207

THE EMERGING MARKETS SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value»	Percentage of Net Assets‡
	COMMON STOCKS — (97.8%)
	BRAZIL — (3.5%)
	Vale SA	3,260,013	$34,401,443	0.6%
	Other Securities		167,323,796	2.9%

	TOTAL BRAZIL		201,725,239	3.5%

	CHILE — (0.6%)
	Other Securities		34,802,860	0.6%

	CHINA — (37.9%)
*	Alibaba Group Holding Ltd.	531,400	20,136,789	0.4%
*	Alibaba Group Holding, Ltd., Sponsored ADR	929,746	283,284,309	5.0%
*	Baidu, Inc., Sponsored ADR	256,028	34,064,525	0.6%
	BYD Co., Ltd., Class H	1,095,886	22,153,115	0.4%
	China Construction Bank Corp., Class H	90,026,590	62,038,499	1.1%
	China Mengniu Dairy Co., Ltd.	3,900,000	18,385,826	0.3%
	China Merchants Bank Co., Ltd., Class H	3,814,554	19,869,756	0.4%
	China Mobile, Ltd., Sponsored ADR	985,751	30,292,128	0.5%
	China Overseas Land & Investment, Ltd.	8,252,500	20,728,548	0.4%
	China Pacific Insurance Group Co., Ltd., Class H	4,718,600	14,766,684	0.3%
	China Resources Land, Ltd.	5,456,666	22,315,938	0.4%
	CNOOC, Ltd.	21,810,000	19,955,184	0.4%
	Country Garden Holdings Co., Ltd.	14,905,519	18,421,149	0.3%
	CSPC Pharmaceutical Group, Ltd.	15,713,200	16,686,241	0.3%
	Geely Automobile Holdings, Ltd.	10,164,000	20,885,552	0.4%
	Industrial & Commercial Bank of China, Ltd., Class H	53,639,185	30,459,764	0.5%
*	JD.com, Inc., ADR	375,265	30,591,603	0.5%
	Li Ning Co., Ltd.	2,852,000	14,864,451	0.3%
Ω	Longfor Group Holdings, Ltd.	3,028,500	16,593,483	0.3%
*	Meituan Dianping, Class B	1,349,300	50,300,768	0.9%
	NetEase, Inc., ADR	334,090	28,995,671	0.5%
*	New Oriental Education & Technology Group, Inc., Sponsored ADR	93,806	15,044,606	0.3%
	Ping An Insurance Group Co. of China, Ltd., Class H	5,805,000	60,021,804	1.1%
	Sino Biopharmaceutical, Ltd.	20,119,500	20,380,930	0.4%
#	Sunac China Holdings, Ltd.	5,686,000	21,073,171	0.4%
	Sunny Optical Technology Group Co., Ltd.	983,200	16,324,179	0.3%
	Tencent Holdings, Ltd.	4,259,000	325,411,486	5.7%
*	Vipshop Holdings, Ltd., ADR	978,073	20,930,762	0.4%
	Yum China Holdings, Inc.	495,373	26,368,705	0.5%
	Other Securities		884,618,737	14.9%

	TOTAL CHINA		2,185,964,363	38.2%

	COLOMBIA — (0.2%)
	Other Securities		12,542,296	0.2%

	CZECH REPUBLIC — (0.1%)
	Other Securities		4,863,295	0.1%

	EGYPT — (0.1%)
	Other Securities		4,967,481	0.1%

	GREECE — (0.2%)
	Other Securities		11,392,080	0.2%

208

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡

HONG KONG — (0.3%)
Shenzhou International Group Holdings, Ltd.	1,090,300	$18,970,528	0.3%

HUNGARY — (0.3%)
Other Securities		16,303,330	0.3%

INDIA — (10.2%)
* HDFC Bank, Ltd.	2,413,140	38,500,245	0.7%
Hindustan Unilever, Ltd.	707,479	19,816,710	0.4%
Housing Development Finance Corp., Ltd.	751,775	19,477,620	0.4%
Infosys, Ltd.	2,138,472	30,632,413	0.5%
Infosys, Ltd., Sponsored ADR	1,345,607	19,201,812	0.3%
Reliance Industries, Ltd.	2,124,250	59,176,691	1.0%
Tata Consultancy Services, Ltd.	789,149	28,427,406	0.5%
Other Securities		372,127,710	6.5%

TOTAL INDIA		587,360,607	10.3%

INDONESIA — (1.6%)
Other Securities		93,889,203	1.7%

MALAYSIA — (2.0%)
Other Securities		114,863,184	2.0%

MEXICO — (2.3%)
# America Movil S.A.B. de C.V.	30,206,745	18,356,313	0.3%
* Grupo Financiero Banorte S.A.B. de C.V., Class O	3,719,595	16,588,817	0.3%
Other Securities		97,357,142	1.7%

TOTAL MEXICO		132,302,272	2.3%

PERU — (0.1%)
Other Securities		7,481,034	0.1%

PHILIPPINES — (0.9%)
Other Securities		52,952,150	0.9%

POLAND — (0.6%)
Other Securities		34,538,730	0.6%

QATAR — (0.2%)
Other Securities		12,874,411	0.2%

RUSSIA — (1.1%)
Other Securities		59,468,156	1.0%

SAUDI ARABIA — (1.7%)
Other Securities		99,441,875	1.7%

SOUTH AFRICA — (4.2%)
Gold Fields, Ltd., Sponsored ADR	2,253,137	24,626,787	0.4%
Naspers, Ltd., Class N	149,803	29,245,654	0.5%
Other Securities		186,680,460	3.3%

TOTAL SOUTH AFRICA		240,552,901	4.2%

SOUTH KOREA — (13.5%)
Kia Motors Corp.	342,300	15,351,859	0.3%

209

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (Continued)
LG Electronics, Inc.	320,927	$23,857,535	0.4%
Samsung Electronics Co., Ltd.	4,886,904	245,643,203	4.3%
Samsung Electronics Co., Ltd., GDR	15,174	19,143,068	0.3%
SK Hynix, Inc.	649,088	46,048,152	0.8%
Other Securities		426,339,230	7.5%

TOTAL SOUTH KOREA		776,383,047	13.6%

TAIWAN — (13.8%)
E.Sun Financial Holding Co., Ltd.	17,382,049	14,778,493	0.3%
Hon Hai Precision Industry Co., Ltd.	6,081,322	16,493,336	0.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	18,986,808	287,264,205	5.0%
Other Securities		475,431,205	8.3%

TOTAL TAIWAN		793,967,239	13.9%

THAILAND — (1.8%)
Other Securities		102,358,960	1.8%

TURKEY — (0.4%)
Other Securities		23,041,102	0.4%

UNITED ARAB EMIRATES — (0.2%)
Other Securities		10,706,415	0.2%

TOTAL COMMON STOCKS		5,633,712,758	98.4%

PREFERRED STOCKS — (0.7%)

BRAZIL — (0.7%)
Other Securities		39,615,119	0.7%

CHILE — (0.0%)
Other Security		898,604	0.0%

COLOMBIA — (0.0%)
Other Securities		2,129,608	0.1%

SOUTH KOREA — (0.0%)
Other Security		34,939	0.0%

TOTAL PREFERRED STOCKS		42,678,270	0.8%

RIGHTS/WARRANTS — (0.0%)

SOUTH KOREA — (0.0%)
Other Securities		542,505	0.0%

THAILAND — (0.0%)
Other Security		19,192	0.0%

TOTAL RIGHTS/WARRANTS		561,697	0.0%

TOTAL INVESTMENT SECURITIES (Cost $3,825,169,035)		5,676,952,725

210

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

SECURITIES LENDING COLLATERAL — (1.5%)
@§ The DFA Short Term Investment Fund	7,504,709	$86,836,989	1.5%

TOTAL INVESTMENTS—(100.0%) (Cost $3,911,982,853)		$5,763,789,714	100.7%

As of October 31, 2020, The Emerging Markets Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	650	12/18/20	$35,489,791	$35,811,750	$321,959
S&P 500® Emini Index	25	12/18/20	4,365,618	4,080,875	(284,743)

Total Futures Contracts			$39,855,409	$39,892,625	$37,216

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$201,725,239	—	—	$201,725,239
Chile	18,460,290	$16,342,570	—	34,802,860
China	565,124,620	1,620,839,743	—	2,185,964,363
Colombia	12,542,296	—	—	12,542,296
Czech Republic	—	4,863,295	—	4,863,295
Egypt	2,976	4,964,505	—	4,967,481
Greece	16,925	11,375,155	—	11,392,080
Hong Kong	—	18,970,528	—	18,970,528
Hungary	—	16,303,330	—	16,303,330
India	37,978,024	549,382,583	—	587,360,607
Indonesia	1,480,028	92,409,175	—	93,889,203
Malaysia	—	114,863,184	—	114,863,184
Mexico	132,302,272	—	—	132,302,272
Peru	7,481,034	—	—	7,481,034
Philippines	2,416,364	50,535,786	—	52,952,150
Poland	—	34,538,730	—	34,538,730
Qatar	—	12,874,411	—	12,874,411
Russia	11,010,692	48,457,464	—	59,468,156
Saudi Arabia	—	99,441,875	—	99,441,875
South Africa	44,310,917	196,241,984	—	240,552,901
South Korea	11,623,692	764,759,355	—	776,383,047
Taiwan	6,455,067	787,512,172	—	793,967,239
Thailand	102,358,960	—	—	102,358,960
Turkey	—	23,041,102	—	23,041,102
United Arab Emirates	—	10,706,415	—	10,706,415
Preferred Stocks
Brazil	39,615,119	—	—	39,615,119
Chile	—	898,604	—	898,604
Colombia	2,129,608	—	—	2,129,608
South Korea	—	34,939	—	34,939

211

THE EMERGING MARKETS SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Rights/Warrants
South Korea	—	$542,505	—	$542,505
Thailand	—	19,192	—	19,192
Securities Lending Collateral	—	86,836,989	—	86,836,989
Futures Contracts**	$37,216	—	—	37,216

TOTAL	$1,197,071,339	$4,566,755,591	—	$5,763,826,930

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

212

THE EMERGING MARKETS SMALL CAP SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (96.8%)
BRAZIL — (4.1%)
	Cia Siderurgica Nacional SA	2,655,451	$9,505,653	0.2%
	Transmissora Alianca de Energia Eletrica SA	1,819,323	8,925,477	0.2%
*	Via Varejo SA	3,476,519	10,396,930	0.2%
	Other Securities		174,253,501	3.5%

TOTAL BRAZIL			203,081,561	4.1%

CHILE — (0.9%)
	Other Securities		46,095,554	0.9%

CHINA — (25.7%)
*	51job, Inc., ADR	134,562	9,432,796	0.2%
	AAC Technologies Holdings, Inc.	1,838,000	9,661,225	0.2%
Ω	A-Living Services Co., Ltd., Class H	2,091,000	8,805,784	0.2%
	AviChina Industry & Technology Co., Ltd., Class H	15,708,000	8,103,387	0.2%
#*	Baozun, Inc., Sponsored ADR	283,293	10,365,691	0.2%
	China Communications Services Corp., Ltd., Class H	15,760,000	9,182,659	0.2%
	China Everbright, Ltd.	6,592,000	8,721,824	0.2%
	China Lesso Group Holdings, Ltd.	7,027,000	11,392,353	0.3%
	China Longyuan Power Group Corp., Ltd., Class H	13,255,000	9,085,111	0.2%
	China Medical System Holdings, Ltd.	8,971,500	9,434,232	0.2%
	China Meidong Auto Holdings, Ltd.	2,816,000	11,531,433	0.3%
	China Taiping Insurance Holdings Co., Ltd.	5,606,600	8,466,786	0.2%
#	Chinasoft International, Ltd.	13,960,000	10,134,099	0.2%
	Far East Horizon, Ltd.	13,190,000	13,009,803	0.3%
	Greentown China Holdings, Ltd.	5,068,148	8,236,836	0.2%
	Greentown Service Group Co., Ltd.	7,644,000	8,391,637	0.2%
	Haitian International Holdings, Ltd.	4,178,000	10,355,412	0.2%
	Hopson Development Holdings, Ltd.	4,368,000	11,174,533	0.2%
#*Ω	Hua Hong Semiconductor, Ltd.	2,940,000	10,831,253	0.2%
#*	JinkoSolar Holding Co., Ltd., ADR	245,329	14,302,681	0.3%
	JOYY, Inc., ADR	129,276	11,813,241	0.3%
	Kingboard Holdings, Ltd.	4,656,921	15,773,212	0.3%
	Kingboard Laminates Holdings, Ltd.	7,133,000	11,400,647	0.3%
	KWG Group Holdings, Ltd.	7,630,450	10,118,660	0.2%
	Minth Group, Ltd.	4,765,000	19,717,546	0.4%
	Nine Dragons Paper Holdings, Ltd.	10,794,000	14,397,393	0.3%
	Shenzhen International Holdings, Ltd.	7,166,552	11,159,477	0.2%
*	SINA Corp.	269,727	11,557,802	0.3%
Ω	Yadea Group Holdings, Ltd.	6,576,000	9,415,748	0.2%
	Yuexiu Property Co., Ltd.	49,556,284	9,621,398	0.2%
	Other Securities		953,354,290	19.0%

TOTAL CHINA			1,278,948,949	26.1%

COLOMBIA — (0.2%)
	Other Securities		7,789,489	0.2%

GREECE — (0.4%)
	Other Securities		19,440,598	0.4%

HONG KONG — (0.3%)
	Other Securities		15,768,756	0.3%

213

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
HUNGARY — (0.1%)
Other Securities		$4,787,201	0.1%

INDIA — (11.9%)
* Adani Green Energy, Ltd.	797,969	9,216,821	0.2%
Apollo Hospitals Enterprise, Ltd.	394,040	11,280,248	0.2%
* Crompton Greaves Consumer Electricals, Ltd.	2,653,591	10,680,053	0.2%
Ipca Laboratories, Ltd.	297,184	9,360,780	0.2%
Jubilant Foodworks, Ltd.	334,741	9,840,938	0.2%
Mphasis, Ltd.	542,471	10,152,916	0.2%
PI Industries, Ltd.	382,902	11,353,576	0.2%
Tata Consumer Products, Ltd.	2,082,187	13,867,642	0.3%
Other Securities		505,418,376	10.4%

TOTAL INDIA		591,171,350	12.1%

INDONESIA — (1.7%)
Other Securities		83,714,683	1.7%

MALAYSIA — (2.2%)
Other Securities		107,591,478	2.2%

MEXICO — (2.5%)
#* Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	1,882,745	8,503,263	0.2%
Megacable Holdings S.A.B. de C.V.	2,955,539	9,363,422	0.2%
Other Securities		105,017,997	2.1%

TOTAL MEXICO		122,884,682	2.5%

PHILIPPINES — (1.1%)
Other Securities		55,570,858	1.1%

POLAND — (0.9%)
Other Securities		45,068,775	0.9%

QATAR — (0.4%)
Other Securities		18,794,492	0.4%

RUSSIA — (0.3%)
Other Securities		16,905,276	0.3%

SAUDI ARABIA — (1.1%)
Other Securities		55,924,923	1.1%

SOUTH AFRICA — (3.8%)
Gold Fields, Ltd., Sponsored ADR	1,266,996	13,848,266	0.3%
#* Harmony Gold Mining Co., Ltd., Sponsored ADR	1,937,941	9,515,290	0.2%
# Impala Platinum Holdings, Ltd.	1,297,780	11,550,658	0.2%
* Northam Platinum, Ltd.	1,057,434	10,159,750	0.2%
Sibanye Stillwater, Ltd.	3,593,907	10,597,423	0.2%
SPAR Group, Ltd. (The)	830,715	8,806,484	0.2%
Other Securities		122,568,067	2.5%

TOTAL SOUTH AFRICA		187,045,938	3.8%

SOUTH KOREA — (15.1%)
Seegene, Inc.	65,372	14,970,889	0.3%

214

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (Continued)
Other Securities		$734,033,610	15.0%

TOTAL SOUTH KOREA		749,004,499	15.3%

TAIWAN — (19.7%)
Other Securities		980,232,112	20.0%

THAILAND — (3.0%)
Other Securities		150,837,256	3.1%

TURKEY — (1.2%)
Other Securities		60,971,820	1.2%

UNITED ARAB EMIRATES — (0.2%)
Other Securities		9,004,400	0.2%

UNITED STATES — (0.0%)
Other Security		23,524	0.0%

TOTAL COMMON STOCKS		4,810,658,174	98.0%

PREFERRED STOCKS — (0.7%)

BRAZIL — (0.7%)
Other Securities		35,939,297	0.8%

CHILE — (0.0%)
Other Security		799,564	0.0%

COLOMBIA — (0.0%)
Other Security		19,862	0.0%

TOTAL PREFERRED STOCKS		36,758,723	0.8%

RIGHTS/WARRANTS — (0.0%)

BRAZIL — (0.0%)
Other Securities		15,562	0.0%

MALAYSIA — (0.0%)
Other Securities		230,564	0.0%

SOUTH KOREA — (0.0%)
Other Security		1,824	0.0%

TAIWAN — (0.0%)
Other Securities		58,128	0.0%

THAILAND — (0.0%)
Other Securities		56,475	0.0%

TOTAL RIGHTS/WARRANTS		362,553	0.0%

TOTAL INVESTMENT SECURITIES (Cost $4,637,948,288)		4,847,779,450

215

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

SECURITIES LENDING COLLATERAL — (2.5%)
@§ The DFA Short Term Investment Fund	10,596,378	$122,610,691	2.5%

TOTAL INVESTMENTS—(100.0%) (Cost $4,760,537,239)		$4,970,390,141	101.3%

As of October 31, 2020, The Emerging Markets Small Cap Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	282	12/18/20	$15,350,175	$15,536,790	$186,615
S&P 500® Emini Index	53	12/18/20	8,592,769	8,651,455	58,686

Total Futures Contracts			$23,942,944	$24,188,245	$245,301

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$203,081,561	—	—	$203,081,561
Chile	92,526	$46,003,028	—	46,095,554
China	101,370,733	1,177,578,216	—	1,278,948,949
Colombia	7,789,489	—	—	7,789,489
Greece	—	19,440,598	—	19,440,598
Hong Kong	4,820,053	10,948,703	—	15,768,756
Hungary	—	4,787,201	—	4,787,201
India	1,522,030	589,649,320	—	591,171,350
Indonesia	838,960	82,875,723	—	83,714,683
Malaysia	—	107,591,478	—	107,591,478
Mexico	122,868,785	15,897	—	122,884,682
Philippines	—	55,570,858	—	55,570,858
Poland	—	45,068,775	—	45,068,775
Qatar	—	18,794,492	—	18,794,492
Russia	16,905,276	—	—	16,905,276
Saudi Arabia	638,560	55,286,363	—	55,924,923
South Africa	23,596,920	163,449,018	—	187,045,938
South Korea	5,519,634	743,484,865	—	749,004,499
Taiwan	69,564	980,162,548	—	980,232,112
Thailand	150,837,256	—	—	150,837,256
Turkey	—	60,971,820	—	60,971,820
United Arab Emirates	—	9,004,400	—	9,004,400
United States	—	23,524	—	23,524
Preferred Stocks
Brazil	35,939,297	—	—	35,939,297
Chile	—	799,564	—	799,564
Colombia	19,862	—	—	19,862
Rights/Warrants
Brazil	—	15,562	—	15,562
Malaysia	—	230,564	—	230,564

216

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
South Korea	—	$1,824	—	$1,824
Taiwan	—	58,128	—	58,128
Thailand	—	56,475	—	56,475
Securities Lending Collateral	—	122,610,691	—	122,610,691
Futures Contracts**	$245,301	—	—	245,301

TOTAL	$676,155,807	$4,294,479,635	—	$4,970,635,442

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

217

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands)

	The DFA International Value Series*	The Japanese Small Company Series*	The Asia Pacific Small Company Series*	The United Kingdom Small Company Series*
ASSETS:
Investment Securities at Value (including $255,131, $123,065, $117,829 and $29,285 of securities on loan, respectively)	$9,327,415	$2,919,304	$1,517,150	$1,469,857
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $263,894, $57,829, $42,042 and $31,239, respectively)	264,011	57,849	42,048	31,246
Segregated Cash for Futures Contracts	6,312	—	—	—
Foreign Currencies at Value	78,986	903	5,766	47
Cash	3,081	1,309	201	608
Receivables:
Investment Securities Sold	15,422	2,619	2,354	2,741
Dividends, Interest and Tax Reclaims	59,766	19,483	3,861	2,834
Securities Lending Income	100	261	281	28
Unrealized Gain on Foreign Currency Contracts	18	5	1	1
Prepaid Expenses and Other Assets	1	—	—	1

Total Assets	9,755,112	3,001,733	1,571,662	1,507,363

LIABILITIES:
Payables:
Upon Return of Securities Loaned	263,837	57,878	42,044	31,244
Investment Securities Purchased	5,880	—	2,257	—
Due to Advisor	1,689	259	134	131
Futures Margin Variation	989	—	—	—
Unrealized Loss on Foreign Currency Contracts	5	—	—	—
Accrued Expenses and Other Liabilities	1,162	443	213	206

Total Liabilities	273,562	58,580	44,648	31,581

NET ASSETS	$9,481,550	$2,943,153	$1,527,014	$1,475,782

Investment Securities at Cost	$11,119,511	$2,621,667	$1,623,607	$1,646,994

Foreign Currencies at Cost	$79,598	$905	$5,771	$47

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

218

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands)

	The Continental Small Company Series*	The Canadian Small Company Series*	The Emerging Markets Series*	The Emerging Markets Small Cap Series*
ASSETS:
Investment Securities at Value (including $311,792, $168,651, $143,862 and $408,590 of securities on loan, respectively)	$4,577,663	$967,699	$5,676,953	$4,847,779
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $324,368, $146,309, $86,814 and $122,589, respectively)	324,418	146,332	86,837	122,611
Segregated Cash for Futures Contracts	—	—	3,400	1,981
Foreign Currencies at Value	—	1,204	21,390	27,927
Cash	1,156	2	13,853	729
Receivables:
Investment Securities Sold	6,885	1,592	23,006	28,920
Dividends, Interest and Tax Reclaims	16,682	383	5,438	4,757
Securities Lending Income	914	197	188	1,347
Futures Margin Variation	—	—	—	408
Unrealized Gain on Foreign Currency Contracts	13	—	11	40

Total Assets	4,927,731	1,117,409	5,831,076	5,036,499

LIABILITIES:
Payables:
Due to Custodian	253	—	—	—
Upon Return of Securities Loaned	324,448	146,315	86,841	122,565
Investment Securities Purchased	104	—	5,592	5,049
Due to Advisor	420	86	496	858
Futures Margin Variation	—	—	495	—
Unrealized Loss on Foreign Currency Contracts	—	—	3	—
Deferred Taxes Payable	—	—	12,536	—
Accrued Expenses and Other Liabilities	561	125	788	1,073

Total Liabilities	325,786	146,526	106,751	129,545

NET ASSETS	$4,601,945	$970,883	$5,724,325	$4,906,954

Investment Securities at Cost	$4,362,167	$979,047	$3,825,169	$4,637,948

Foreign Currencies at Cost	$(249)	$1,203	$20,836	$27,823

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

219

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	The DFA International Value Series#	The Japanese Small Company Series#	The Asia Pacific Small Company Series#	The United Kingdom Small Company Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $33,423, $7,633, $703 and $419, respectively)	$314,389	$68,798	$60,440	$43,863
Income from Securities Lending	5,774	4,338	4,128	613

Total Investment Income	320,163	73,136	64,568	44,476

Expenses
Investment Management Fees	21,518	3,240	1,488	1,781
Accounting & Transfer Agent Fees	491	151	79	89
Custodian Fees	610	465	208	65
Shareholders’ Reports	44	31	29	29
Directors’/Trustees’ Fees & Expenses	87	29	12	13
Professional Fees	215	57	28	34
Other	428	138	58	73

Total Expenses	23,393	4,111	1,902	2,084

Fees Paid Indirectly (Note C)	815	55	33	15

Net Expenses	22,578	4,056	1,869	2,069

Net Investment Income (Loss)	297,585	69,080	62,699	42,407

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(566,996)	(64,936)	(77,003)	(34,350)
Affiliated Investment Companies Shares Sold	72	(9)	(11)	(1)
Futures	40,717	—	608	(394)
Foreign Currency Transactions	3,123	228	(267)	(444)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(2,004,930)	(116,647)	(1,299)	(329,338)
Affiliated Investment Companies Shares	85	9	1	4
Futures	(3,281)	—	—	—
Translation of Foreign Currency-Denominated Amounts	1,379	182	1	(381)

Net Realized and Unrealized Gain (Loss)	(2,529,831)	(181,173)	(77,970)	(364,904)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,232,246)	$(112,093)	$(15,271)	$(322,497)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

220

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	The Continental Small Company Series#	The Canadian Small Company Series#	The Emerging Markets Series#	The Emerging Markets Small Cap Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $14,486, $3,388, $19,423 and $15,959, respectively)	$103,850	$19,653	$142,518	$135,751
Income from Securities Lending	11,592	2,427	3,313	23,661

Total Investment Income	115,442	22,080	145,831	159,412

Expenses
Investment Management Fees	5,081	1,004	5,796	10,989
Accounting & Transfer Agent Fees	234	52	264	252
Custodian Fees	545	60	1,438	2,540
Shareholders’ Reports	35	28	37	37
Directors’/Trustees’ Fees & Expenses	39	8	50	43
Professional Fees	111	17	311	195
Other	208	35	556	477

Total Expenses	6,253	1,204	8,452	14,533

Fees Paid Indirectly (Note C)	87	6	456	276

Net Expenses	6,166	1,198	7,996	14,257

Net Investment Income (Loss)	109,276	20,882	137,835	145,155

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	92,887	(221,703)	52,822	(389,082)
Affiliated Investment Companies Shares Sold	(26)	(8)	(9)	(5)
Futures	(260)	—	20,410	16,698
Foreign Currency Transactions	1,299	(151)	(3,976)	(4,808)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(384,869)	206,814	21,823	127,570
Affiliated Investment Companies Shares	(9)	3	3	(2)
Futures	—	—	(366)	(512)
Translation of Foreign Currency-Denominated Amounts	825	(2)	(16)	(103)

Net Realized and Unrealized Gain (Loss)	(290,153)	(15,047)	90,691	(250,244)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(180,877)	$5,835	$228,526	$(105,089)

**	Net of foreign capital gain taxes withheld of $0, $0, $163 and $163, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

221

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The DFA International Value Series		The Japanese Small Company Series		The Asia Pacific Small Company Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$297,585	$472,464	$69,080	$81,603	$62,699	$68,215
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(566,996)	(46,440)	(64,936)	63,546	(77,003)	28,597
Affiliated Investment Companies Shares Sold	72	14	(9)	—	(11)	3
Futures	40,717	3,070	—	—	608	(97)
Foreign Currency Transactions	3,123	928	228	893	(267)	(572)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(2,004,930)	(6,446)	(116,647)	2,479	(1,299)	(10,141)
Affiliated Investment Companies Shares	85	(10)	9	10	1	4
Futures	(3,281)	7,836	—	—	—	—
Translation of Foreign Currency-Denominated Amounts	1,379	652	182	9	1	16

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,232,246)	432,068	(112,093)	148,540	(15,271)	86,025

Transactions in Interest:
Contributions	1,038,679	903,879	71,736	105,276	82,954	84,771
Withdrawals	(1,745,733)	(1,068,437)	(764,667)	(339,736)	(182,512)	(259,324)

Net Increase (Decrease) from Transactions in Interest	(707,054)	(164,558)	(692,931)	(234,460)	(99,558)	(174,553)

Total Increase (Decrease) in Net Assets	(2,939,300)	267,510	(805,024)	(85,920)	(114,829)	(88,528)
Net Assets
Beginning of Year	12,420,850	12,153,340	3,748,177	3,834,097	1,641,843	1,730,371

End of Year	$9,481,550	$12,420,850	$2,943,153	$3,748,177	$1,527,014	$1,641,843

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

222

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The United Kingdom Small Company Series		The Continental Small Company Series		The Canadian Small Company Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$42,407	$76,252	$109,276	$146,906	$20,882	$26,482
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(34,350)	45,398	92,887	271,616	(221,703)	(81,417)
Affiliated Investment Companies Shares Sold	(1)	2	(26)	7	(8)	(6)
Futures	(394)	—	(260)	—	—	—
Foreign Currency Transactions	(444)	(1,016)	1,299	(101)	(151)	172
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(329,338)	105,943	(384,869)	20,336	206,814	60,948
Affiliated Investment Companies Shares	4	1	(9)	46	3	16
Translation of Foreign Currency-Denominated Amounts	(381)	552	825	63	(2)	6

Net Increase (Decrease) in Net Assets Resulting from Operations	(322,497)	227,132	(180,877)	438,873	5,835	6,201

Transactions in Interest:
Contributions	5,810	92,887	135,156	223,410	6,817	99,460
Withdrawals	(484,982)	(231,393)	(959,829)	(477,048)	(190,384)	(103,857)

Net Increase (Decrease) from Transactions in Interest	(479,172)	(138,506)	(824,673)	(253,638)	(183,567)	(4,397)

Total Increase (Decrease) in Net Assets	(801,669)	88,626	(1,005,550)	185,235	(177,732)	1,804
Net Assets
Beginning of Year	2,277,451	2,188,825	5,607,495	5,422,260	1,148,615	1,146,811

End of Year	$1,475,782	$2,277,451	$4,601,945	$5,607,495	$970,883	$1,148,615

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

223

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Emerging Markets Series		The Emerging Markets Small Cap Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$137,835	$177,871	$145,155	$192,591
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	52,822	(58,802)	(389,082)	60,673
Affiliated Investment Companies Shares Sold	(9)	(6)	(5)	3
Futures	20,410	1,845	16,698	(614)
Foreign Currency Transactions	(3,976)	(438)	(4,808)	(2,493)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	21,823	502,945	127,570	564,555
Affiliated Investment Companies Shares	3	9	(2)	19
Futures	(366)	3,110	(512)	3,854
Translation of Foreign Currency-Denominated Amounts	(16)	21	(103)	42

Net Increase (Decrease) in Net Assets Resulting from Operations	228,526	626,555	(105,089)	818,630

Transactions in Interest:
Contributions	607,207	437,177	184,927	324,046
Withdrawals	(1,145,570)	(499,219)	(1,603,251)	(1,018,611)

Net Increase (Decrease) from Transactions in Interest	(538,363)	(62,042)	(1,418,324)	(694,565)

Total Increase (Decrease) in Net Assets	(309,837)	564,513	(1,523,413)	124,065
Net Assets
Beginning of Year	6,034,162	5,469,649	6,430,367	6,306,302

End of Year	$5,724,325	$6,034,162	$4,906,954	$6,430,367

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $163 and $163, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0 and $0, respectively.

See accompanying Notes to Financial Statements.

224

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The DFA International Value Series					The Japanese Small Company Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016

Total Return	(18.68%)	3.60%	(8.10%)	26.53%	(0.10%)	(1.93%)	4.47%	(7.46%)	27.10%	14.53%

Net Assets, End of Year (thousands)	$9,481,550	$12,420,850	$12,153,340	$12,732,150	$9,729,540	$2,943,153	$3,748,177	$3,834,097	$3,989,049	$3,132,594
Ratio of Expenses to Average Net Assets	0.21%	0.21%	0.22%	0.22%	0.22%	0.13%	0.12%	0.12%	0.13%	0.13%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.22%	0.22%	0.22%	0.22%	0.22%	0.13%	0.12%	0.12%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	2.77%	3.92%	3.21%	3.33%	3.72%	2.13%	2.32%	1.90%	1.90%	1.99%
Portfolio Turnover Rate	12%	16%	20%	17%	17%	5%	12%	17%	13%	10%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

225

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Asia Pacific Small Company Series					The United Kingdom Small Company Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016

Total Return	0.14%	5.27%	(8.14%)	16.21%	16.69%	(14.87%)	10.67%	(8.90%)	29.87%	(15.82%)

Net Assets, End of Year (thousands)	$1,527,014	$1,641,843	$1,730,371	$1,815,705	$1,555,736	$1,475,782	$2,277,451	$2,188,825	$2,329,912	$1,683,465
Ratio of Expenses to Average Net Assets	0.13%	0.13%	0.13%	0.13%	0.13%	0.12%	0.11%	0.11%	0.12%	0.12%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.13%	0.13%	0.13%	0.13%	0.13%	0.12%	0.12%	0.11%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	4.21%	4.11%	3.96%	3.82%	4.00%	2.38%	3.43%	3.23%	3.40%	4.36%
Portfolio Turnover Rate	18%	18%	18%	14%	10%	9%	18%	14%	9%	15%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

226

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Continental Small Company Series					The Canadian Small Company Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016

Total Return	(2.23%)	8.43%	(10.78%)	34.27%	6.10%	6.02%	1.00%	(10.44%)	12.10%	20.77%

Net Assets, End of Year (thousands)	$4,601,945	$5,607,495	$5,422,260	$5,751,059	$4,147,925	$970,883	$1,148,615	$1,146,811	$1,190,222	$933,264
Ratio of Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.13%	0.13%	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.12%	0.13%	0.12%	0.13%	0.13%	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.15%	2.74%	2.51%	2.33%	2.49%	2.08%	2.37%	2.11%	2.14%	2.52%
Portfolio Turnover Rate	8%	17%	15%	13%	9%	18%	12%	14%	22%	8%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

227

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Emerging Markets Series					The Emerging Markets Small Cap Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016

Total Return	2.67%	11.40%	(11.83%)	25.26%	11.44%	1.25%	13.47%	(16.06%)	21.55%	14.45%

Net Assets, End of Year (thousands)	$5,724,325	$6,034,162	$5,469,649	$6,723,207	$4,997,731	$4,906,954	$6,430,367	$6,306,302	$7,253,457	$5,515,647
Ratio of Expenses to Average Net Assets	0.13%	0.14%	0.14%	0.15%	0.15%	0.25%	0.24%	0.24%	0.27%	0.26%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.14%	0.15%	0.14%	0.15%	0.15%	0.26%	0.25%	0.24%	0.27%	0.26%
Ratio of Net Investment Income to Average Net Assets	2.38%	3.04%	2.40%	2.23%	2.45%	2.64%	2.90%	2.77%	2.78%	2.89%
Portfolio Turnover Rate	22%	9%	12%	8%	5%	18%	12%	12%	15%	18%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

228

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, The Trust consists of eleven portfolios, eight of which, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series are included in this section of the report (collectively, the “Series”). The remaining operational portfolios are presented in separate reports. The Series are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Series use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

The Series will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m.

229

ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time that the net asset values of the Series are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Series price their shares at the close of the NYSE, the Series will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Series’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Series uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When a Series uses fair value pricing, the values assigned to the Series’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Series, whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Series enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The Series do not isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Series and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i)

230

the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees, generally based on average net assets.

The Series may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Series and The Emerging Markets Small Cap Series are subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the year ended October 31, 2020, investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

The DFA International Value Series	0.20%
The Japanese Small Company Series	0.10%
The Asia Pacific Small Company Series	0.10%
The United Kingdom Small Company Series	0.10%
The Continental Small Company Series	0.10%
The Canadian Small Company Series	0.10%
The Emerging Markets Series	0.10%
The Emerging Markets Small Cap Series	0.20%

231

Earned Income Credit:

Additionally, the Series have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Series’ custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Series’ net assets. During the year ended October 31, 2020, expenses reduced were as follows (amounts in thousands):

Fees Paid Indirectly
The DFA International Value Series	$815
The Japanese Small Company Series	55
The Asia Pacific Small Company Series	33
The United Kingdom Small Company Series	15
The Continental Small Company Series	87
The Canadian Small Company Series	6
The Emerging Markets Series	456
The Emerging Markets Small Cap Series	276

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2020, the total related amounts paid by the Trust to the CCO were $63 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2020, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

The DFA International Value Series	$418
The Japanese Small Company Series	108
The Asia Pacific Small Company Series	54
The United Kingdom Small Company Series	66
The Continental Small Company Series	139
The Canadian Small Company Series	32
The Emerging Markets Series	179
The Emerging Markets Small Cap Series	155

E. Purchases and Sales of Securities:

For the year ended October 31, 2020, the Series’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Purchases	Sales
The DFA International Value Series	$1,238,662	$1,565,966
The Japanese Small Company Series	$159,950	$767,401
The Asia Pacific Small Company Series	$265,357	$285,151
The United Kingdom Small Company Series	$166,368	$438,701
The Continental Small Company Series	$391,305	$1,070,561
The Canadian Small Company Series	$184,348	$341,667

232

	Purchases	Sales
The Emerging Markets Series	$1,257,893	$1,636,494
The Emerging Markets Small Cap Series	$945,108	$2,159,526

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2020, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions

The DFA International Value Series
The DFA Short Term Investment Fund	$257,592	$4,172,345	$4,166,083	$72	$85	$264,011	22,817	$3,330	—

Total	$257,592	$4,172,345	$4,166,083	$72	$85	$264,011	22,817	$3,330	—

The Japanese Small Company Series
The DFA Short Term Investment Fund	$91,203	$476,281	$509,635	$(9)	$9	$57,849	5,000	$636	—

Total	$91,203	$476,281	$509,635	$(9)	$9	$57,849	5,000	$636	—

The Asia Pacific Small Company Series
The DFA Short Term Investment Fund	$48,848	$244,129	$250,919	$(11)	$1	$42,048	3,634	$581	—

Total	$48,848	$244,129	$250,919	$(11)	$1	$42,048	3,634	$581	—

The United Kingdom Small Company Series
The DFA Short Term Investment Fund	$18,814	$169,994	$157,565	$(1)	$4	$31,246	2,700	$230	—

Total	$18,814	$169,994	$157,565	$(1)	$4	$31,246	2,700	$230	—

The Continental Small Company Series
The DFA Short Term Investment Fund	$514,886	$1,149,359	$1,339,792	$(26)	$(9)	$324,418	28,037	$3,554	—

Total	$514,886	$1,149,359	$1,339,792	$(26)	$(9)	$324,418	28,037	$3,554	—

The Canadian Small Company Series
The DFA Short Term Investment Fund	$181,292	$677,886	$712,841	$(8)	$3	$146,332	12,646	$1,201	—

Total	$181,292	$677,886	$712,841	$(8)	$3	$146,332	12,646	$1,201	—

233

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions
The Emerging Markets Series
The DFA Short Term Investment Fund	$133,344	$643,133	$689,634	$(9)	$3	$86,837	7,505	$998	—

Total	$133,344	$643,133	$689,634	$(9)	$3	$86,837	7,505	$998	—

The Emerging Markets Small Cap Series
The DFA Short Term Investment Fund	$226,780	$545,784	$649,946	$(5)	$(2)	$122,611	10,596	$1,791	—

Total	$226,780	$545,784	$649,946	$(5)	$(2)	$122,611	10,596	$1,791	—

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series are treated as partnerships for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The DFA International Value Series	$11,412,254	$988,071	$(2,808,885)	$(1,820,814)
The Japanese Small Company Series	2,746,556	657,118	(426,516)	230,602
The Asia Pacific Small Company Series	1,697,873	345,260	(483,934)	(138,674)
The United Kingdom Small Company Series	1,697,627	308,178	(504,701)	(196,523)
The Continental Small Company Series	4,718,799	1,262,762	(1,079,467)	183,295
The Canadian Small Company Series	1,151,361	251,770	(289,101)	(37,331)
The Emerging Markets Series	3,937,373	2,325,868	(499,442)	1,826,426
The Emerging Markets Small Cap Series	4,852,942	1,222,216	(1,104,728)	117,488

The difference between GAAP-basis and tax-basis unrealized gains (losses) is can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series’ tax positions and has concluded that no additional provision for income tax is required in any Series’ financial statements. The Series are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

234

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Series may be inhibited.

Series that have significant exposure to certain countries, such as The United Kingdom Small Company Series that concentrates investments in the United Kingdom, can be expected to be impacted by the political and economic conditions within such countries. For example, there is continuing uncertainty around the future of the euro and the European Union (EU) following the United Kingdom’s (UK) exit from the EU (referred to as “Brexit”). Brexit may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the UK. While it is not possible to determine the precise impact these events may have on the Series, during this period and beyond, the impact on the UK, EU countries, other countries or parties that transact with the UK and EU, and the broader global economy could be significant and could adversely affect the value and liquidity of the Series’ investments.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Series.

2. Futures Contracts: The Series listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Series. The Series, however, do not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, a Series deposits cash or pledges U.S. Government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. Entering into stock index futures subjects the Series to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2020 was as follows (amounts in thousands):

Futures*
The DFA International Value Series	$109,918
The Asia Pacific Small Company Series	1,427
The United Kingdom Small Company Series	465

235

Futures*
The Emerging Markets Series	$54,034
The Emerging Markets Small Cap Series	38,684

*	Average Notional Value of contracts

The following is a summary of the Series’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2020 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2020	Equity Contracts*,(1)
The Emerging Markets Series	$322	$322
The Emerging Markets Small Cap Series	245	245

	Liability Derivatives Value
	Total Value at October 31, 2020	Equity Contracts (2)
The DFA International Value Series	$(2,236)	$(2,236)
The Emerging Markets Series	(285)	(285)

(1)	Presented on Statements of Assets and Liabilities as Receivables: Futures Margin Variation.
(2)	Presented on Statements of Assets and Liabilities as Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2020 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
The DFA International Value Series	$40,717	$40,717
The Asia Pacific Small Company Series	608	608	*
The United Kingdom Small Company Series	(394)	(394	)*
The Continental Small Company Series	(260)	(260	)*
The Emerging Markets Series	20,410	20,410
The Emerging Markets Small Cap Series	16,698	16,698

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
The DFA International Value Series	$(3,281)	$(3,281)
The Emerging Markets Series	(366)	(366)

236

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
The Emerging Markets Small Cap Series	$(512)	$(512)

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
*	As of October 31, 2020, there were no futures contracts outstanding. During the year ended October 31, 2020, the Series had limited activity in futures contracts.

H. Line of Credit and Interfund Lending Program:

The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 7, 2021.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2021.

For the year ended October 31, 2020, borrowings by the following Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2020
The DFA International Value Series	1.05%	$5,051	27	$4	$26,672	—
The Japanese Small Company Series	1.29%	10,351	25	9	39,665	—
The Asia Pacific Small Company Series	1.18%	120	37	—	1,588	—
The United Kingdom Small Company Series	1.88%	117	12	—	278	—
The Continental Small Company Series	1.22%	5,962	8	1	36,080	—
The Canadian Small Company Series	1.22%	243	19	—	2,070	—

237

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2020
The Emerging Markets Series	1.00%	$6,009	9	$1	$23,073	—
The Emerging Markets Small Cap Series	1.18%	9,458	37	10	39,369	—

*	Number of Days Outstanding represents the total single or consecutive days during the year ended October 31, 2020, that each Series’ available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Series did not use the interfund lending program during the year ended October 31, 2020.

I. Affiliated Trades:

Cross trades for the year ended October 31, 2020, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Series complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Trust.

For the year ended October 31, 2020, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

Series	Purchases	Sales	Realized Gain (Loss)
The DFA International Value Series	$74,530	$141,663	$(89,237)
The Japanese Small Company Series	28,652	26,969	802
The Asia Pacific Small Company Series	30,308	33,449	3,587
The United Kingdom Small Company Series	14,591	13,013	(11,437)
The Continental Small Company Series	24,868	51,077	(2,895)
The Canadian Small Company Series	38,671	17,745	(12,151)
The Emerging Markets Series	1,169	2,421	(1,126)
The Emerging Markets Small Cap Series	3,427	3,807	(751)

238

J. Securities Lending:

As of October 31, 2020, each Series had securities on loan to brokers/dealers, for which each such Series received cash collateral. The Series also received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash Collateral Market Value
The DFA International Value Series	$9,145
The Japanese Small Company Series	76,030
The Asia Pacific Small Company Series	88,424
The United Kingdom Small Company Series	105
The Continental Small Company Series	12,013
The Canadian Small Company Series	31,442
The Emerging Markets Series	67,242
The Emerging Markets Small Cap Series	321,403

Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

239

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
The DFA International Value Series
Common Stocks	$263,837	—	—	—	$263,837
The Japanese Small Company Series
Common Stocks	57,878	—	—	—	57,878
The Asia Pacific Small Company Series
Common Stocks	42,044	—	—	—	42,044
The United Kingdom Small Company Series
Common Stocks	31,244	—	—	—	31,244
The Continental Small Company Series
Common Stocks, Rights/Warrants	324,448	—	—	—	324,448
The Canadian Small Company Series
Common Stocks, Rights/Warrants	146,315	—	—	—	146,315
The Emerging Markets Series
Common Stocks	86,841	—	—	—	86,841
The Emerging Markets Small Cap Series
Common Stocks	122,565	—	—	—	122,565

K. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Trust’s adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Series’ early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

240

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

M. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

N. Other:

The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against the Series and the Trust, individually or in aggregate, will not have a material adverse impact on the Series’ and the Trust’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

O. Subsequent Event Evaluations:

On November 12, 2020, President Trump issued an Executive Order titled “Addressing the Threat from Securities Investments that Finance Communist Chinese Military Companies” (the “Order”). Beginning January 11, 2021, the Order will prohibit U.S. entities from participating in certain types of transactions involving securities of Chinese companies known to be associated with the Chinese military. Management is currently evaluating the Order’s effect on the Funds.

241

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, of The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series (eight of the series constituting The DFA Investment Trust Company, hereafter collectively referred to as the “Series”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Series as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020, and each of the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

DIMENSIONAL EMERGING MARKETS VALUE FUND

PERFORMANCE CHARTS

(Unaudited)

Dimensional Emerging Markets Value Fund vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

243

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2020

Performance of non-U.S. developed markets was mostly negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI World ex USA Index	-6.79%
MSCI World ex USA Mid Cap Index	-3.83%
MSCI World ex USA Small Cap Index	-0.65%
MSCI World ex USA Value Index	-18.72%
MSCI World ex USA Growth Index	5.65%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against most non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2020

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-2.97%	0.33%
United Kingdom	-22.19%	-22.25%
France	-17.43%	-13.79%
Switzerland	-4.37%	2.95%
Canada	-4.70%	-6.05%
Germany	-10.77%	-6.84%
Australia	-11.01%	-9.29%
Netherlands	4.14%	8.62%
Hong Kong	-8.06%	-7.15%
Sweden	0.79%	9.10%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

Emerging markets had mostly positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI Emerging Markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

244

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI Emerging Markets Index	8.25%
MSCI Emerging Markets Mid Cap Index	-3.22%
MSCI Emerging Markets Small Cap Index	2.39%
MSCI Emerging Markets Value Index	-8.47%
MSCI Emerging Markets Growth Index	25.97%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2020

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	33.57%	35.19%
Taiwan	18.86%	26.49%
Korea	11.33%	14.15%
India	1.83%	-2.54%
Brazil	-11.13%	-38.13%
South Africa	-6.49%	-13.31%
Saudi Arabia	-0.90%	-0.90%
Russia	-14.17%	-29.27%
Thailand	-28.54%	-30.77%
Malaysia	-6.02%	-5.49%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2020, these differences generally contributed positively to the Portfolios’ relative performance.

245

Dimensional Emerging Markets Value Fund

The Dimensional Emerging Markets Value Fund invests in value stocks of large and small companies in emerging markets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher-profitability within the value segment of emerging markets. As of October 31, 2020, the Fund held approximately 2,870 securities in 22 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Fund’s assets.

For the 12 months ended October 31, 2020, total returns were -9.41% for the Fund and 8.25% for the MSCI Emerging Markets Index (net dividends), the Fund’s benchmark. The Fund’s focus on low relative price (value) stocks had a negative impact on performance relative to the style-neutral benchmark, as value stocks underperformed high relative price (growth) stocks in emerging markets for the period. With small-cap stocks underperforming large-cap stocks, the Fund’s inclusion of small-caps also detracted from performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

246

DIMENSIONAL EMERGING MARKETS VALUE FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

247

DISCLOSURE OF FUND EXPENSES

CONTINUED

Six Months Ended October 31, 2020

EXPENSE TABLE

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Dimensional Emerging Markets Value Fund
Actual Fund Return Institutional Class Shares	$1,000.00	$1,119.80	0.14%	$0.75
Hypothetical 5% Annual Return Institutional Class Shares	$1,000.00	$1,024.43	0.14%	$0.71

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

248

DIMENSIONAL EMERGING MARKETS VALUE FUND

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For the Dimensional Emerging Markets Value Fund, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Emerging Markets Value Fund filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; by visiting the SEC’s website at http://www.sec.gov; or by visiting the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Dimensional Emerging Markets Value Fund
Communication Services	6.1%
Consumer Discretionary	8.3%
Consumer Staples	2.5%
Energy	11.8%
Financials	26.8%
Health Care	2.2%
Industrials	9.0%
Information Technology	10.6%
Materials	14.2%
Real Estate	7.0%
Utilities	1.5%

100.0%

249

DIMENSIONAL EMERGING MARKETS VALUE FUND

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (97.7%)
BRAZIL — (3.8%)
Petroleo Brasileiro SA	13,010,994	$43,083,137	0.3%
# Petroleo Brasileiro SA, Sponsored ADR	10,919,479	72,177,756	0.6%
# Petroleo Brasileiro SA, Sponsored ADR	7,354,006	48,757,060	0.4%
Vale SA	19,189,949	202,502,886	1.6%
Other Securities		120,277,212	0.9%

TOTAL BRAZIL		486,798,051	3.8%

CHILE — (0.8%)
Other Securities		105,259,000	0.8%

CHINA — (34.1%)
Agricultural Bank of China, Ltd., Class H	168,975,000	57,488,052	0.5%
* Baidu, Inc., Sponsored ADR	850,256	113,126,561	0.9%
Bank of China, Ltd., Class H	429,401,817	135,631,320	1.1%
China Construction Bank Corp., Class H	536,266,101	369,547,974	2.9%
China Merchants Bank Co., Ltd., Class H	9,899,500	51,565,831	0.4%
China Mobile, Ltd.	47,016,500	287,578,277	2.3%
# China Mobile, Ltd., Sponsored ADR	1,828,857	56,200,776	0.5%
China National Building Material Co., Ltd., Class H	39,005,250	44,897,440	0.4%
China Overseas Land & Investment, Ltd.	35,908,000	90,193,360	0.7%
China Resources Land, Ltd.	27,684,000	113,218,297	0.9%
China Shenhua Energy Co., Ltd., Class H	30,249,000	52,410,637	0.4%
CNOOC, Ltd.	135,780,000	124,232,684	1.0%
# CNOOC, Ltd., Sponsored ADR	251,574	23,174,997	0.2%
Industrial & Commercial Bank of China, Ltd., Class H	388,008,996	220,336,358	1.7%
PetroChina Co., Ltd., Class H	176,780,000	49,646,414	0.4%
* Trip.com Group, Ltd., ADR	2,378,359	68,401,605	0.5%
Other Securities		2,553,703,914	19.5%

TOTAL CHINA		4,411,354,497	34.3%

COLOMBIA — (0.1%)
Other Securities		13,754,828	0.1%

CZECH REPUBLIC — (0.2%)
Other Security		21,954,944	0.2%

GREECE — (0.2%)
Other Securities		19,330,083	0.2%

HONG KONG — (0.1%)
Other Securities		11,047,184	0.1%

HUNGARY — (0.2%)
Other Securities		22,221,112	0.2%

INDIA — (11.2%)
* Axis Bank, Ltd.	8,523,857	56,329,366	0.5%
Bharti Airtel, Ltd.	8,859,463	51,682,131	0.4%
#* ICICI Bank, Ltd., Sponsored ADR	5,868,831	61,916,166	0.5%
Reliance Industries, Ltd.	17,062,685	475,326,938	3.7%
Wipro, Ltd.	9,688,471	44,470,377	0.4%

250

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDIA — (Continued)
Other Securities		$765,601,726	5.8%

TOTAL INDIA		1,455,326,704	11.3%

INDONESIA — (1.7%)
Other Securities		222,498,298	1.7%

MALAYSIA — (2.0%)
Other Securities		263,749,256	2.0%

MEXICO — (2.6%)
* Grupo Financiero Banorte S.A.B. de C.V., Class O	13,470,783	60,077,605	0.5%
# Grupo Mexico S.A.B. de C.V., Class B	26,674,348	76,056,128	0.6%
Other Securities		202,392,250	1.5%

TOTAL MEXICO		338,525,983	2.6%

PHILIPPINES — (1.1%)
Other Securities		137,610,706	1.1%

POLAND — (0.6%)
Other Securities		83,612,237	0.6%

QATAR — (0.1%)
Other Securities		18,397,840	0.1%

RUSSIA — (1.2%)
Gazprom PJSC, Sponsored ADR	13,197,152	50,559,042	0.4%
Lukoil PJSC, Sponsored ADR	1,567,520	80,199,247	0.6%
Other Securities		22,795,935	0.2%

TOTAL RUSSIA		153,554,224	1.2%

SAUDI ARABIA — (1.4%)
Other Securities		181,979,535	1.4%

SOUTH AFRICA — (3.6%)
Gold Fields, Ltd., Sponsored ADR	4,043,915	44,199,991	0.4%
# MTN Group, Ltd.	17,362,155	61,991,752	0.5%
# Standard Bank Group, Ltd.	8,692,029	56,836,235	0.5%
Other Securities		309,122,180	2.3%

TOTAL SOUTH AFRICA		472,150,158	3.7%

SOUTH KOREA — (13.3%)
Hana Financial Group, Inc.	2,258,552	61,009,048	0.5%
Hyundai Mobis Co., Ltd.	283,243	56,751,564	0.5%
Hyundai Motor Co.	625,316	91,531,258	0.7%
# KB Financial Group, Inc., ADR	2,791,178	99,728,790	0.8%
Kia Motors Corp.	1,464,704	65,690,709	0.5%
LG Electronics, Inc.	1,110,054	82,520,798	0.7%
# POSCO, Sponsored ADR	1,001,387	46,374,232	0.4%
Samsung Electronics Co., Ltd.	1,859,363	93,462,013	0.7%
Other Securities		1,129,694,320	8.6%

TOTAL SOUTH KOREA		1,726,762,732	13.4%

251

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
TAIWAN — (16.8%)
Cathay Financial Holding Co., Ltd.	60,483,459	$81,273,650	0.7%
China Steel Corp.	95,778,320	68,037,274	0.5%
CTBC Financial Holding Co., Ltd.	128,423,073	81,100,440	0.6%
E.Sun Financial Holding Co., Ltd.	77,915,310	66,244,829	0.5%
First Financial Holding Co., Ltd.	71,961,241	50,493,024	0.4%
Fubon Financial Holding Co., Ltd.	44,449,471	63,320,705	0.5%
Hon Hai Precision Industry Co., Ltd.	53,136,192	144,112,269	1.1%
Taiwan Cement Corp.	57,812,948	82,046,639	0.7%
# United Microelectronics Corp.	78,777,681	84,666,360	0.7%
Yuanta Financial Holding Co., Ltd.	80,471,994	50,031,701	0.4%
Other Securities		1,403,433,958	10.8%

TOTAL TAIWAN		2,174,760,849	16.9%

THAILAND — (2.0%)
PTT PCL	66,812,900	66,453,835	0.5%
Other Securities		191,493,648	1.5%

TOTAL THAILAND		257,947,483	2.0%

TURKEY — (0.5%)
Other Securities		65,394,133	0.5%

UNITED ARAB EMIRATES — (0.1%)
Other Securities		14,562,437	0.1%

UNITED STATES — (0.0%)
Other Security		98,855	0.0%

TOTAL COMMON STOCKS		12,658,651,129	98.3%

PREFERRED STOCKS — (0.5%)

BRAZIL — (0.5%)
Petroleo Brasileiro SA	13,455,005	44,412,690	0.4%
Other Securities		15,282,263	0.1%

TOTAL BRAZIL		59,694,953	0.5%

COLOMBIA — (0.0%)
Other Securities		4,904,924	0.0%

TOTAL PREFERRED STOCKS		64,599,877	0.5%

RIGHTS/WARRANTS — (0.0%)

MALAYSIA — (0.0%)
Other Securities		405,349	0.0%

SOUTH KOREA — (0.0%)
Other Security		254,155	0.0%

252

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
TAIWAN — (0.0%)
Other Securities		$2,313	0.0%

TOTAL RIGHTS/WARRANTS		661,817	0.0%

TOTAL INVESTMENT SECURITIES (Cost $13,107,440,251)		12,723,912,823

		Value†

SECURITIES LENDING COLLATERAL — (1.8%)
@§ The DFA Short Term Investment Fund	19,810,381	229,225,917	1.8%

TOTAL INVESTMENTS—(100.0%) (Cost $13,336,594,488)		$12,953,138,740	100.6%

As of October 31, 2020, Dimensional Emerging Markets Value Fund had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	650	12/18/20	$35,377,256	$35,811,750	$434,494
S&P 500® Emini Index	341	12/18/20	56,486,741	55,663,135	(823,606)

Total Futures Contracts			$91,863,997	$91,474,885	$(389,112)

Summary of the Fund’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$486,798,051	—	—	$486,798,051
Chile	22,773,370	$82,485,630	—	105,259,000
China	441,920,900	3,969,433,597	—	4,411,354,497
Colombia	13,754,828	—	—	13,754,828
Czech Republic	—	21,954,944	—	21,954,944
Greece	42,454	19,287,629	—	19,330,083
Hong Kong	6,516,246	4,530,938	—	11,047,184
Hungary	—	22,221,112	—	22,221,112
India	74,865,280	1,380,461,424	—	1,455,326,704
Indonesia	923,002	221,575,296	—	222,498,298
Malaysia	—	263,749,256	—	263,749,256
Mexico	338,525,983	—	—	338,525,983
Philippines	—	137,610,706	—	137,610,706
Poland	—	83,612,237	—	83,612,237
Qatar	—	18,397,840	—	18,397,840
Russia	16,978,168	136,576,056	—	153,554,224
Saudi Arabia	—	181,979,535	—	181,979,535
South Africa	96,169,700	375,980,458	—	472,150,158
South Korea	210,985,568	1,515,777,164	—	1,726,762,732
Taiwan	16,381,437	2,158,379,412	—	2,174,760,849
Thailand	257,947,483	—	—	257,947,483
Turkey	—	65,394,133	—	65,394,133

253

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
United Arab Emirates	—	$14,562,437	—	$14,562,437
United States	—	98,855	—	98,855
Preferred Stocks
Brazil	$59,694,953	—	—	59,694,953
Colombia	4,904,924	—	—	4,904,924
Rights/Warrants
Malaysia	—	405,349	—	405,349
South Korea	—	254,155	—	254,155
Taiwan	—	2,313	—	2,313
Securities Lending Collateral	—	229,225,917	—	229,225,917
Futures Contracts**	(389,112)	—	—	(389,112)

TOTAL	$2,048,793,235	$10,903,956,393	—	$12,952,749,628

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

254

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands)

Dimensional Emerging Markets Value Fund
ASSETS:
Investment Securities at Value (including $458,438 of securities on loan)*	$12,723,913
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $229,154)	229,226
Segregated Cash for Futures Contracts	7,192
Foreign Currencies at Value	70,818
Cash	13,826
Receivables:
Investment Securities Sold	60,270
Dividends, Interest and Tax Reclaims	7,777
Securities Lending Income	880
Unrealized Gain on Foreign Currency Contracts	39

Total Assets	13,113,941

LIABILITIES:
Payables:
Upon Return of Securities Loaned	229,200
Investment Securities Purchased	5,039
Due to Advisor	1,122
Futures Margin Variation	1,090
Unrealized Loss on Foreign Currency Contracts	18
Deferred Taxes Payable	4,533
Accrued Expenses and Other Liabilities	2,684

Total Liabilities	243,686

NET ASSETS	$12,870,255

Investment Securities at Cost	$13,107,440

Foreign Currencies at Cost	$70,646

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

255

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

Dimensional Emerging Markets Value Fund#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $71,099)	$493,809
Income from Securities Lending	10,493

Total Investment Income	504,302

Expenses
Investment Management Fees	14,821
Accounting & Transfer Agent Fees	716
Custodian Fees	4,267
Shareholders’ Reports	79
Directors’/Trustees’ Fees & Expenses	122
Professional Fees	516
Other	2,677

Total Expenses	23,198

Fees Paid Indirectly (Note C)	1,109

Net Expenses	22,089

Net Investment Income (Loss)	482,213

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(1,060,455)
Futures	32,312
Foreign Currency Transactions	(13,373)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,145,339)
Affiliated Investment Companies Shares	14
Futures	(3,697)
Translation of Foreign Currency-Denominated Amounts	(40)

Net Realized and Unrealized Gain (Loss)	(2,190,578)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,708,365)

**	Net of foreign capital gain taxes withheld of $370.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

256

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Dimensional Emerging Markets Value Fund
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$482,213	$520,823
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(1,060,455)	(179,248)
Affiliated Investment Companies Shares Sold	—	(19)
Futures	32,312	5,514
Foreign Currency Transactions	(13,373)	(3,145)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,145,339)	474,939
Affiliated Investment Companies Shares	14	35
Futures	(3,697)	12,212
Translation of Foreign Currency-Denominated Amounts	(40)	(50)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,708,365)	831,061

Transactions in Interest:
Contributions	916,139	1,538,030
Withdrawals	(3,763,616)	(1,627,901)

Net Increase (Decrease) from Transactions in Interest	(2,847,477)	(89,871)

Total Increase (Decrease) in Net Assets	(4,555,842)	741,190
Net Assets
Beginning of Year	17,426,097	16,684,907

End of Year	$12,870,255	$17,426,097

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $370.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $1.

See accompanying Notes to Financial Statements.

257

DIMENSIONAL EMERGING MARKETS VALUE FUND

FINANCIAL HIGHLIGHTS

	Dimensional Emerging Markets Value Fund
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Total Return	(9.41%)	5.24%	(9.06%)	24.89%	15.80%

Net Assets, End of Year (thousands)	$12,870,255	$17,426,097	$16,684,907	$19,612,211	$16,647,507
Ratio of Expenses to Average Net Assets	0.14%	0.13%	0.14%	0.16%	0.16%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.14%	0.15%	0.14%	0.16%	0.16%
Ratio of Net Investment Income to Average Net Assets	3.25%	2.95%	2.78%	2.64%	2.72%
Portfolio Turnover Rate	20%	14%	13%	14%	12%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

258

DIMENSIONAL EMERGING MARKETS VALUE FUND

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Emerging Markets Value Fund (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund meets the definition as an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The Fund consists of one series.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Fund uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Securities held by the Fund, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note.

Securities held by the Fund that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Fund values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Fund is calculated. When fair value pricing is used, the prices of securities used by the Fund may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

The Fund will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset value of the Fund is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the Fund’s shares (at the close of the NYSE), the Fund will fair-value its foreign

259

investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Fund uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Fund are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Fund whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Fund enters into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Fund does not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Fund and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Trustee of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses. As of October 31, 2020, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $656 (in thousands).

The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Fund; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January

260

following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Fund estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to the Fund are directly charged. The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Fund’s investments in Chile are subject to governmental taxes on investment income. Such taxes are due when currencies are repatriated from the country. The Fund accrues for taxes on income as the income is earned. The Fund is subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Fund.

For the year ended October 31, 2020, the Fund’s investment management fee was accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

Dimensional Emerging Markets Value Fund	0.10%

Earned Income Credit:

Additionally, the Fund has entered into arrangements with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Fund’s custody expense. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Fund’s net assets. During the year ended October 31, 2020, expenses reduced were the following (amount in thousands):

Fees Paid Indirectly
Dimensional Emerging Markets Value Fund	$1,109

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Fund; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2020, the total related amounts paid by the Fund to the CCO were $12 (in thousands) and are included in Other Expenses on the Statement of Operations.

261

D. Purchases and Sales of Securities:

For the year ended October 31, 2020, the Fund’s transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Purchases	Sales
Dimensional Emerging Markets Value Fund	$2,830,349	$5,121,116

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2020, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

1. The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions
Dimensional Emerging Markets Value Fund
The DFA Short Term Investment Fund	$398,290	$1,877,609	$2,046,687	—	$14	$229,226	19,810	$2,913	—

Total	$398,290	$1,877,609	$2,046,687	—	$14	$229,226	19,810	$2,913	—

E. Federal Income Taxes:

No provision for federal income taxes is required since the Fund is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Dimensional Emerging Markets Value Fund	$13,449,306	$2,557,581	$(3,053,725)	$(496,144)

The difference between GAAP-basis and tax basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark--to-market gains (losses) on foreign currency contracts, and differences in tax treatment of passive foreign investment company instruments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions and has concluded that no additional provision for income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

262

F. Financial Instruments:

In accordance with the Fund’s investment objective and policies, the Fund may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by the Fund may be inhibited.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Fund.

2. Futures Contracts: The Fund may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the Fund. The Fund, however, does not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities or indices, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Fund could lose more than the initial margin requirements. Entering into stock index futures subjects the Fund to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2020 was as follows (amount in thousands):

Futures*
Dimensional Emerging Markets Value Fund	$119,847

*	Average Notional Value of contracts

The following is a summary of the Fund’s derivative instrument holdings categorized by primary risk exposure as of October 31, 2020 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2020	Equity Contracts *,(1)
Dimensional Emerging Markets Value Fund	$434	$434

263

	Liability Derivatives Value
	Total Value at October 31, 2020	Equity Contracts (2)
Dimensional Emerging Markets Value Fund.	$(824)	$(824)

(1)	Presented on Statement of Assets and Liabilities as Receivables: Futures Margin Variation.
(2)	Presented on Statement of Assets and Liabilities as Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Fund’s derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2020 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
Dimensional Emerging Markets Value Fund.	$32,312	$32,312

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
Dimensional Emerging Markets Value Fund.	$(3,697)	$(3,697)

(1)	Presented on Statement of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

G. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 7, 2021.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2021.

264

For the year ended October 31, 2020, borrowings by the Fund under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2020
Dimensional Emerging Markets Value Fund	1.06%	$19,685	19	$9	$82,821	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2020, that the Fund’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Fund did not use the interfund lending program during the year ended October 31, 2020.

H. Affiliated Trades:

Cross trades for the year ended October 31, 2020, if any, were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Fund complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Fund.

For the year ended October 31, 2020, cross trades by the Fund under Rule 17a-7 were as follows (amounts in thousands):

Portfolio	Purchases	Sales	Realized Gain (Loss)
Dimensional Emerging Markets Value Fund	$1,000	$5,517	$270

I. Securities Lending:

As of October 31, 2020, the Fund had securities on loan to brokers/dealers, for which the Fund received cash collateral. The Fund also received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amount in thousands):

Non-Cash Collateral Market Value
Dimensional Emerging Markets Value Fund.	$324,063

265

The Fund invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Fund’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Fund could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to its stated investment policies, the Fund will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Fund also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions Dimensional Emerging Markets Value Fund
Common Stocks.	$229,200	—	—	—	$229,200

J. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those

266

annual periods. The Fund’s adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Fund’s early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

L. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

M. Other:

The Fund is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against the Fund, individually or in aggregate, will not have a material adverse impact on the Fund’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

N. Subsequent Event Evaluations:

On November 12, 2020, President Trump issued an Executive Order titled “Addressing the Threat from Securities Investments that Finance Communist Chinese Military Companies” (the “Order”). Beginning January 11, 2021, the Order will prohibit U.S. entities from participating in certain types of transactions involving securities of Chinese companies known to be associated with the Chinese military. Management is currently evaluating the Order’s effect on the Funds.

267

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Dimensional Emerging Markets Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of Dimensional Emerging Markets Value Fund (the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2020.

Each Board’s Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Abbie J. Smith, Douglas W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee did not meet during the fiscal year ended October 31, 2020.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2020.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

269

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years

George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	DFAIDG - Since 1983; DIG & DEM – Since 1993; DFAITC – Since 1992	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	132 portfolios in 5 investment companies	None

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	Since 2017 for the Funds	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1988). Visiting Scholar, Federal Reserve Bank of Richmond (since 1990). Formerly, Fischer Black Visiting Professor of Financial Economics, Alfred P. Sloan School of Management, Massachusetts Institute of Technology (2015 to 2016).	132 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	Since March 2019 for the Funds	Dean Witter Distinguished Professor of Finance, Graduate School of Business, Stanford University (since 1984).	132 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008-April 2018).

Roger G. Ibbotson Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1943	Director	DFAIDG - Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992	Professor in Practice Emeritus of Finance, Yale School of Management (since 1984). Chairman and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Consultant to Morningstar, Inc. (2006 - 2016).	132 portfolios in 5 investment companies	None

Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	DFAIDG - Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992	Chief Investment Strategist, Janus Henderson Investors (since 2014). Frank E. Buck Professor of Finance, Emeritus, Graduate School of Business, Stanford University (since 1981).	132 portfolios in 5 investment companies	Formerly, Adviser, Kuapay, Inc. (2013-2014). Formerly, Director, American Century Fund Complex (registered investment companies) (43 Portfolios) (1980-2014).

270

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000 for the Funds	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	132 portfolios in 5 investment companies	Director (since 2000) and formerly, Lead Director (2014- 2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (19 portfolios) (since 2009).
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	Since March 2019 for the Funds	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since January 2018). President, Western Finance Association (global association of academic researchers and practitioners in finance) (since June 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since January 2019). Member, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (since 2016). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016).	132 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

271

Interested Director

The following interested Director is described as such because he is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years

David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman and Director	DFAIDG - Since 1981; DIG & DFAITC – Since 1992; DEM – Since 1993	Chairman, Director/Trustee, and formerly, President and Co-Chief Executive Officer (each until March 2017) of “DEM, DFAIDG, “DIG and DFAITC. Executive Chairman, and formerly, President and Co- Chief Executive Officer (each until February 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”). Formerly, Chairman and Director (2009-2018) and Co-Chief Executive Officer (2010 – June 2017) of Dimensional Fund Advisors Canada ULC. Trustee, University of Chicago (since 2002). Trustee, University of Kansas Endowment Association (since 2005). Member of Hoover Institution Board (since September 2019). Formerly, Director of Dimensional Fund Advisors Ltd. (2002 – July 2017), DFA Australia Limited (1994 – July 2017), Dimensional Advisors Ltd. (2012 – July 2017), Dimensional Funds plc (2006 – July 2017) and Dimensional Funds II plc (2006 – July 2017). Formerly, Director and President of Dimensional Japan Ltd. (2012 – April 2017). Formerly, President, Dimensional SmartNest (US) LLC (2009-2014); and Limited Partner, VSC Investors, LLC (2007-2015). Formerly, Chairman, Director, President and Co-Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (2010-September 2017).	132 portfolios in 5 investment companies	None

1	Each Director holds office for an indefinite term until his or her successor is elected and qualified.
2

Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

272

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

•  all the DFA Entities (since 2001)

•  DFA Australia Limited (since 2002)

•  Dimensional Fund Advisors Ltd. (since 2002)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional ETF Trust (since June 2020)

Director, Vice President and Assistant Secretary (since 2003) of

•  Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since September 2019

Vice President and Assistant Secretary of

•  DFAIDG, DIG, DFAITC and DEM (since September 2019)

•  Dimensional ETF Trust (since June 2020)

Vice President (since January 2018) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

David P. Butler 1964	Co-Chief Executive Officer	Since 2017

Co-Chief Executive Officer of

•  all the DFA entities (since 2017)

•  Dimensional ETF Trust (since June 2020)

Director (since 2017) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors Canada ULC

•  Dimensional Japan Ltd.

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Ltd.

•  DFA Australia Limited

Director and Co-Chief Executive Officer (since 2017) of

•  Dimensional Cayman Commodity Fund I Ltd.

Head of Global Financial Advisor Services (since 2007) for

•  Dimensional Fund Advisors LP

Formerly, Vice President (2007 – 2017) of

•  all the DFA Entities

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

•  all the DFA entities (since 2017)

•  Dimensional ETF Trust (since June 2020)

Director and Vice President (since 2016) of

•  Dimensional Japan Ltd.

President and Director (since 2016) of

•  Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

•  DFA Australia Limited

Director (since 2016) of

•  Dimensional Advisors Ltd.

273

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Hong Kong Limited

Vice President (since 2016) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Vice President (2004 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2010 – 2016) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

•  Dimensional Fund Advisors LP

Randy Olson 1980	Chief Compliance Officer	Since August 2020

Chief Compliance Officer (since August 2020)

•  DFA Investment Dimensions Group Inc.

•  Dimensional Investment Group Inc.

•  The DFA Investment Trust Company

•  Dimensional Emerging Markets Value Fund

Chief Compliance Officer (since September 2020)

•  Dimensional ETF Trust

Formerly, Vice President – Senior Compliance Officer

•  Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan

•  Dimensional Investment Advisors LP (April 2017 – January 2020)

Lisa M. Dallmer 1972	Vice President, Chief Financial Officer, and Treasurer	Since March 2020

Vice President, Chief Financial Officer, and Treasurer of

•  the DFA Fund Complex (since March 2020)

•  Dimensional ETF Trust (since June 2020)

Executive Vice President (since January 2020)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investments LLC

•  DFA Securities LLC

Chief Operating Officer (since December 2019)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investments LLC

•  DFA Securities LLC

Formerly, Interim Chief Financial Officer and Treasurer (April 2020 - September 2020)

•  Dimensional Fund Advisors Canada ULC

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President (since 2004) and Assistant Secretary (2017-2019) of

•  all the DFA Entities

Vice President (since June 2020)

•  Dimensional ETF Trust

Vice President and Assistant Secretary (since 2010) of

•  Dimensional Cayman Commodity Fund I Ltd.

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017	Vice President (since 2015) of • all the DFA Entities Assistant Treasurer (since 2017) of • the DFA Fund Complex Vice President and Assistant Treasurer (since June 2020)

274

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
• Dimensional ETF Trust Formerly, Senior Tax Manager (2013 – 2015) for • Dimensional Fund Advisors LP

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010) • Dimensional ETF Trust (since June 2020) • Dimensional Cayman Commodity Fund I Ltd. (since 2010)

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

•  the DFA Fund Complex (since 2017)

•  Dimensional ETF Trust (since June 2020)

General Counsel (since 2001) of

•  all the DFA Entities (since 2001)

•  Dimensional ETF Trust (since June 2020)

Executive Vice President (since 2017) and Secretary (since 2000) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  DFA Securities LLC

•  Dimensional Investment LLC

Director (since 2002), Vice President (since 1997) and Secretary (since 2002) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Ltd.

Vice President and Secretary of

•  Dimensional Fund Advisors Canada ULC (since 2003)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

Director of

•  Dimensional Funds plc (since 2002)

•  Dimensional Funds II plc (since 2006)

•  Director of Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd. (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional Ireland Limited (since 2019)

Formerly, Vice President and Secretary (2010 – 2014) of

•  Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

•  the DFA Fund Complex

Formerly, Vice President of

•  Dimensional Fund Advisors LP (1997 – 2017)

•  Dimensional Holdings Inc. (2006 – 2017)

•  DFA Securities LLC (1997 – 2017)

•  Dimensional Investment LLC (2009 – 2017)

Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President (since 2010) and Secretary (since 2017) of

•  the DFA Fund Complex

Vice President and Secretary of

•  Dimensional ETF Trust (since June 2020)

Vice President (since 2010) and Assistant Secretary (since 2016) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

275

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Vice President of • DFA Securities LLC (since 2010) • Dimensional Cayman Commodity Fund I Ltd. (since 2010) • Dimensional Fund Advisors Canada ULC (since 2016)

Gerard K. O’Reilly 1976	Co-Chief Executive Officer and Chief Investment Officer	Co-Chief Executive Officer and Chief Investment Officer since 2017

Co-Chief Executive Officer and Chief Investment Officer of

•  all the DFA Entities (since 2017)

•  Dimensional Fund Advisors Canada ULC (since 2017)

•  Dimensional ETF Trust (since June 2020)

Director, Chief Investment Officer and Vice President (since 2017) of

•  DFA Australia Limited

Chief Investment Officer (since 2017) and Vice President (since 2016) of

•  Dimensional Japan Ltd.

Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of

•  Dimensional Cayman Commodity Fund I Ltd.

Director of

•  Dimensional Funds plc (since 2014)

•  Dimensional Fund II plc (since 2014)

•  Dimensional Holdings Inc. (since 2017)

•  Dimensional Ireland Limited (since 2019)

Formerly, Co-Chief Investment Officer of

•  Dimensional Japan Ltd. (2016 – 2017)

•  DFA Australia Limited (2014 – 2017)

Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2007 – 2017) of

•  all the DFA Entities

Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Director (2017 – 2018) of

•  Dimensional Fund Advisors Pte. Ltd.

James J. Taylor 1983	Vice President and Assistant Treasurer	Since March 2020

Vice President and Assistant Treasurer of

•  the DFA Fund Complex (since March 2020)

•  Dimensional ETF Trust (since June 2020)

Vice President (since 2016) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Formerly, Accounting Manager (2015-2016)

•  Dimensional Fund Advisors LP

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Directors/Trustees and until his or her successor is elected and qualified.

276

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at http://us.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

277

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2019 to October 31, 2020, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualifying For Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualifying Interest Income (6)	Qualifying Short- Term Capital Gain (7)
Large Cap International Portfolio	100%	—	—	—	—	100%	—	94%	—	7%	100%	—	—
International Core Equity Portfolio	100%	—	—	—	—	100%	—	100%	—	7%	100%	—	—
Global Small Company Portfolio	100%	—	—	—	—	100%	—	48%	—	4%	53%	—	—
International Small Company Portfolio	47%	—	53%	—	—	100%	—	100%	—	7%	88%	—	—
Japanese Small Company Portfolio	61%	—	39%	—	—	100%	—	90%	—	8%	94%	—	—
Asia Pacific Small Company Portfolio	100%	—	—	—	—	100%	—	28%	—	1%	78%	—	—
United Kingdom Small Company Portfolio	23%	16%	61%	—	—	100%	—	100%	—	—	97%	—	—
Continental Small Company Portfolio	100%	—	—	—	—	100%	—	100%	—	14%	93%	—	—
DFA International Real Estate Securities Portfolio	100%	—	—	—	—	100%	—	—	—	2%	(95%)	—	—
DFA Global Real Estate Securities Portfolio	85%	—	15%	—	—	100%	—	—	—	—	—	—	—
DFA International Small Cap Value Portfolio	52%	—	48%	—	—	100%	—	100%	—	9%	91%	—	—
International Vector Equity Portfolio	100%	—	—	—	—	100%	—	100%	—	9%	92%	—	—
International High Relative Profitability Portfolio	100%	—	—	—	—	100%	—	89%	—	8%	100%	—	—
World ex U.S. Value Portfolio	100%	—	—	—	—	100%	—	100%	—	8%	90%	—	—
World ex U.S. Core Equity Portfolio	100%	—	—	—	—	100%	—	92%	—	8%	97%	—	—
World Core Equity Portfolio	91%	—	9%	—	—	100%	—	57%	—	—	—	—	—
Selectively Hedged Global Equity Portfolio	100%	—	—	—	—	100%	—	55%	—	—	—	—	—
Emerging Markets Portfolio	100%	—	—	—	—	100%	—	92%	—	8%	94%	—	—
Emerging Markets Small Cap Portfolio	76%	—	24%	—	—	100%	—	96%	—	4%	69%	—	—
Emerging Markets Value Portfolio	100%	—	24%	—	—	100%	—	100%	—	8%	94%	—	—
Emerging Markets Core Equity Portfolio	100%	—	—	—	—	100%	—	80%	—	7%	96%	—	—

See accompanying Notes to Financial Statements.

278

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualifying For Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualifying Interest Income (6)	Qualifying Short- Term Capital Gain (7)
Emerging Markets Targeted Value Portfolio	67%	33%	—	—	—	100%	—	31%	—	5%	71%	—	—
Dimensional Investment Group Inc.
DFA International Value Portfolio	100%	—	—	—	—	100%	—	100%	—	7%	97%	—	—

(1)

Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(4)	“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5)

“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income. (6) The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(7)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

See accompanying Notes to Financial Statements.

279

DFA103120-001AI 00253043

Annual Report

Year Ended: October 31, 2020

DIMENSIONAL INVESTMENT GROUP INC.

DFA International Value Portfolio III

U.S. Large Cap Value Portfolio III

Tax-Managed U.S. Marketwide Value Portfolio II

See the inside front cover for important information about access to your fund’s annual and semi-annual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a Portfolio’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio’s transfer agent at (888) 576-1167 or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform a Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

[THIS PAGE INTENTIONALLY LEFT BLANK]

December 2020

Dear Fellow Shareholder,

As we come to the end of a year that saw an array of challenges, we want to thank you for the honor of serving you. We recognize that your financial assets play a vital role in your future, and we have tremendous gratitude for the faith you place in us by entrusting those assets with Dimensional.

Since the day our firm was founded nearly 40 years ago, we have focused on bringing the great ideas in finance to life for investors. We believe that a sensible, financial science-based approach offers people the best chance at a successful investment experience. With that as a guiding principle, we continue to innovate in the strategies we offer and how they are executed. We look forward to further work on these efforts—if there’s a better way to do something, we want to pursue it.

We also place great value on helping our clients understand what they can expect from us. We strive to be transparent about what we can deliver, and to then excel in our execution.

That’s how we help clients achieve their financial goals. And at Dimensional, we believe that when investors win, we all win. On behalf of over 1,400 employees, we send our deepest appreciation for letting us serve as the investment manager of your assets.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and CHIEF INVESTMENT OFFICER

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

ANNUAL REPORT

This report is submitted for the information of each Portfolio’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations

ADR	American Depositary Receipt
P.L.C.	Public Limited Company
SA	Special Assessment

Investment Footnotes

†	See Note B to Financial Statements.
»	Securities that have generally been fair value factored. See Note B to Financial Statements.
‡	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
*	Non-Income Producing Securities.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Fund.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA International Value Portfolio III vs.

MSCI World ex USA Index (net dividends)

October 31, 2010-October 31, 2020

U.S. Large Cap Value Portfolio III vs.

Russell 1000® Value Index

October 31, 2010-October 31, 2020

2

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Tax-Managed U.S. Marketwide Value Portfolio II vs.

Russell 3000® Value Index

October 31, 2010-October 31, 2020

3

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2020

Performance of non-U.S. developed markets was mostly negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI World ex USA Index	-6.79%
MSCI World ex USA Mid Cap Index	-3.83%
MSCI World ex USA Small Cap Index	-0.65%
MSCI World ex USA Value Index	-18.72%
MSCI World ex USA Growth Index	5.65%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against most non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2020

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-2.97%	0.33%
United Kingdom	-22.19%	-22.25%
France	-17.43%	-13.79%
Switzerland	-4.37%	2.95%
Canada	-4.70%	-6.05%
Germany	-10.77%	-6.84%
Australia	-11.01%	-9.29%
Netherlands	4.14%	8.62%
Hong Kong	-8.06%	-7.15%
Sweden	0.79%	9.10%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

Emerging markets had mostly positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI Emerging Markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

4

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI Emerging Markets Index	8.25%
MSCI Emerging Markets Mid Cap Index	-3.22%
MSCI Emerging Markets Small Cap Index	2.39%
MSCI Emerging Markets Value Index	-8.47%
MSCI Emerging Markets Growth Index	25.97%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2020

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	33.57%	35.19%
Taiwan	18.86%	26.49%
Korea	11.33%	14.15%
India	1.83%	-2.54%
Brazil	-11.13%	-38.13%
South Africa	-6.49%	-13.31%
Saudi Arabia	-0.90%	-0.90%
Russia	-14.17%	-29.27%
Thailand	-28.54%	-30.77%
Malaysia	-6.02%	-5.49%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2020, these differences generally contributed positively to the Portfolios’ relative performance.

5

DFA International Value Portfolio III

The DFA International Value Portfolio III invests in developed ex U.S. large company value stocks by purchasing shares of The DFA International Value Series, a Master Fund managed by Dimensional that invests in such stocks. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher-profitability within the large-cap value segment of developed ex U.S. markets. As of October 31, 2020, the Master Fund held approximately 540 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2020, total returns were -18.72% for the Portfolio and -6.79% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks for the period, the Master Fund’s focus on value stocks detracted from performance relative to the style-neutral benchmark.

U.S. Equity Market Review	12 Months Ended October 31, 2020

U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, gained approximately 10.15%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2020

Russell 3000® Index	10.15%
Russell 1000® Index (large-cap stocks)	10.87%
Russell Midcap® Index (mid-cap stocks)	4.12%
Russell 2000® Index (small-cap stocks)	-0.14%
Russell Microcap® Index (micro-cap stocks)	3.15%
Dow Jones U.S. Select REIT Index SM	-25.14%

Total Return for 12 Months Ended October 31, 2020

Russell 1000® Value Index (large-cap value stocks)	-7.57%
Russell 1000® Growth Index (large-cap growth stocks)	29.22%
Russell 2000® Value Index (small-cap value stocks)	-13.92%
Russell 2000® Growth Index (small-cap growth stocks)	13.37%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Large Cap Value Portfolio III

The U.S. Large Cap Value Portfolio III is designed to capture the returns of U.S. large-cap value stocks by purchasing shares of The U.S. Large Cap Value Series, a Master Fund managed by Dimensional that invests in such stocks. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap value segment of the U.S. market. As of October 31, 2020, the Master Fund held approximately 340 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

6

For the 12 months ended October 31, 2020, total returns were -11.43% for the Portfolio and -7.57% for the Russell 1000® Value Index, the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Master Fund’s greater emphasis on value stocks had a negative impact on performance relative to the benchmark. Conversely, the Master Fund’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in the U.S.

Tax-Managed U.S. Marketwide Value Portfolio II

The Tax-Managed U.S. Marketwide Value Portfolio II invests in a broadly diversified group of U.S. low relative price (value) stocks by purchasing shares of The Tax-Managed U.S. Marketwide Value Series, a Master Fund managed by Dimensional that invests in such stocks while considering the federal tax implications of investment decisions. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Master Fund held approximately 1,090 securities. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2020, total returns were -9.41% for the Portfolio and -8.00% for the Russell 3000® Value Index, the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Master Fund’s greater emphasis on value stocks detracted from performance relative to the benchmark. Additionally, the Master Fund’s greater emphasis on stocks with smaller market capitalizations detracted from relative performance as small-cap stocks underperformed large-cap stocks. Conversely, the Master Fund’s exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs generally underperformed in the U.S.

7

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2020

EXPENSE TABLES

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

DFA International Value Portfolio III (2)
Actual Fund Return	$1,000.00	$1,073.40	0.25%	$1.30
Hypothetical 5% Annual Return	$1,000.00	$1,023.88	0.25%	$1.27

U.S. Large Cap Value Portfolio III (2)
Actual Fund Return	$1,000.00	$1,070.60	0.14%	$0.73
Hypothetical 5% Annual Return	$1,000.00	$1,024.43	0.14%	$0.71

8

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

Tax-Managed U.S. Marketwide Value Portfolio II (2)
Actual Fund Return	$1,000.00	$1,078.00	0.24%	$1.25
Hypothetical 5% Annual Return	$1,000.00	$1,023.93	0.24%	$1.22

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

(2)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

9

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

The categories of industry classification for the Affiliated Investment Companies are represented in the Disclosure of Portfolio Holdings, which are included elsewhere in the report. Refer to the Summary Schedules of Portfolio Holdings for the underlying Affiliated Investment Company’s holdings, which reflect the investments by category.

Affiliated Investment Companies
DFA International Value Portfolio III	100.0%
U.S. Large Cap Value Portfolio III	100.0%
Tax-Managed U.S. Marketwide Value Portfolio II	100.0%

10

DFA INTERNATIONAL VALUE PORTFOLIO III

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The DFA International Value Series of The DFA Investment Trust Company	$2,542,330,604

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$2,542,330,604

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

11

U.S. LARGE CAP VALUE PORTFOLIO III

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company	$3,303,864,364

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$3,303,864,364

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

12

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Tax-Managed U.S. Marketwide Value Series of The DFA Investment Trust Company	$1,563,945,080

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$1,563,945,080

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

13

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	DFA International Value Portfolio III	U.S. Large Cap Value Portfolio III	Tax-Managed U.S. Marketwide Value Portfolio II
ASSETS:
Investments in Affiliated Investment Company at Value	$2,542,331	$3,303,864	$1,563,945
Receivables:
Fund Shares Sold	1,594	1,715	541
Prepaid Expenses and Other Assets	80	61	44

Total Assets	2,544,005	3,305,640	1,564,530

LIABILITIES:
Payables:
Fund Shares Redeemed	1,503	1,688	601
Due to Advisor	12	25	—
Accrued Expenses and Other Liabilities	254	276	142
Total Liabilities	1,769	1,989	743

NET ASSETS	$2,542,236	$3,303,651	$1,563,787

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	219,685,830	156,072,031	62,396,471

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.57	$21.17	$25.06

NET ASSETS CONSIST OF:
Paid-In Capital	$3,019,798	$2,507,243	$876,218
Total Distributable Earnings (Loss)	(477,562)	796,408	687,569

NET ASSETS	$2,542,236	$3,303,651	$1,563,787

(1) NUMBER OF SHARES AUTHORIZED	500,000,000	700,000,000	500,000,000

See accompanying Notes to Financial Statements.

14

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	DFA International Value Portfolio III*	U.S. Large Cap Value Portfolio III*	Tax-Managed U.S. Marketwide Value Portfolio II*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $8,347, $0 and $6, respectively)	$77,875	$94,896	$40,333
Income from Securities Lending	1,453	219	281
Expenses Allocated from Affiliated Investment Companies	(5,554)	(3,975)	(3,546)

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	73,774	91,140	37,068

Fund Expenses
Investment Management Fees	5,558	3,960	3,359
Accounting & Transfer Agent Fees	392	454	351
Filing Fees	183	144	67
Shareholders’ Reports	80	79	39
Directors’/Trustees’ Fees & Expenses	22	29	12
Professional Fees	29	38	23
Other	14	18	10

Total Fund Expenses	6,278	4,722	3,861

Fees Waived, Expenses Reimbursed by Advisor (Note C)	5,293	3,600	3,359

Net Expenses	985	1,122	502

Net Investment Income (Loss)	72,789	90,018	36,566

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company**	(125,741)	(29,335)	(20,853)
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	(436,791)	(474,480)	(217,306)

Net Realized and Unrealized Gain (Loss)	(562,532)	(503,815)	(238,159)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(489,743)	$(413,797)	$(201,593)

**	Net of foreign capital gain taxes withheld of $0, $0 and $0, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

15

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA International Value Portfolio III***		U.S. Large Cap Value Portfolio III***		Tax-Managed U.S. Marketwide Value Portfolio II***
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$72,789	$97,270	$90,018	$92,680	$36,566	$39,405
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company*,**	(125,741)	(5,174)	(29,335)	124,324	(20,853)	31,521
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	(436,791)	12,929	(474,480)	49,785	(217,306)	76,470

Net Increase (Decrease) in Net Assets Resulting from Operations	(489,743)	105,025	(413,797)	266,789	(201,593)	147,396

Distributions:
Institutional Class Shares	(78,153)	(142,481)	(204,776)	(316,714)	(66,848)	(100,360)
Capital Share Transactions (1):
Shares Issued	1,026,947	758,696	795,560	736,775	403,420	230,613
Shares Issued in Lieu of Cash Distributions	66,773	115,126	163,315	241,049	66,425	99,720
Shares Redeemed	(793,919)	(447,739)	(1,054,001)	(704,641)	(554,638)	(302,026)

Net Increase (Decrease) from Capital Share Transactions	299,801	426,083	(95,126)	273,183	(84,793)	28,307

Total Increase (Decrease) in Net Assets	(268,095)	388,627	(713,699)	223,258	(353,234)	75,343
Net Assets
Beginning of Year	2,810,331	2,421,704	4,017,350	3,794,092	1,917,021	1,841,678

End of Year	$2,542,236	$2,810,331	$3,303,651	$4,017,350	$1,563,787	$1,917,021

(1) Shares Issued and Redeemed:
Shares Issued	91,404	53,745	38,871	30,983	17,397	8,691
Shares Issued in Lieu of Cash Distributions	5,342	8,171	6,960	10,648	2,488	3,901
Shares Redeemed	(68,735)	(31,307)	(48,992)	(29,266)	(24,188)	(11,611)

Net Increase (Decrease) from Shares Issued and Redeemed	28,011	30,609	(3,161)	12,365	(4,303)	981

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

16

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Value Portfolio III					U.S. Large Cap Value Portfolio III
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016

Net Asset Value, Beginning of Year	$14.66	$15.04	$16.89	$13.80	$14.65	$25.23	$25.83	$27.29	$23.15	$23.91

Income from Investment Operations (A)
Net Investment Income (Loss)	0.35	0.56	0.54	0.50	0.49	0.56	0.60	0.58	0.56	0.53
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.07)	(0.09)	(1.87)	3.10	(0.56)	(3.33)	0.95	0.25	4.94	0.49

Total from Investment Operations	(2.72)	0.47	(1.33)	3.60	(0.07)	(2.77)	1.55	0.83	5.50	1.02

Less Distributions:
Net Investment Income	(0.37)	(0.51)	(0.52)	(0.51)	(0.47)	(0.51)	(0.54)	(0.54)	(0.53)	(0.54)
Net Realized Gains	—	(0.34)	—	—	(0.31)	(0.78)	(1.61)	(1.75)	(0.83)	(1.24)

Total Distributions	(0.37)	(0.85)	(0.52)	(0.51)	(0.78)	(1.29)	(2.15)	(2.29)	(1.36)	(1.78)

Net Asset Value, End of Year	$11.57	$14.66	$15.04	$16.89	$13.80	$21.17	$25.23	$25.83	$27.29	$23.15

Total Return	(18.72%)	3.50%	(8.09%)	26.50%	(0.09%)	(11.43%)	7.12%	2.91%	24.32%	4.69%

Net Assets, End of Year (thousands)	$2,542,236	$2,810,331	$2,421,704	$2,541,484	$2,067,127	$3,303,651	$4,017,350	$3,794,092	$3,708,961	$3,061,350
Ratio of Expenses to Average Net Assets (B)	0.25%	0.25%	0.24%	0.24%	0.24%	0.14%	0.14%	0.13%	0.13%	0.13%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (B)	0.45%	0.45%	0.44%	0.44%	0.44%	0.24%	0.24%	0.23%	0.23%	0.23%
Ratio of Net Investment Income to Average Net Assets	2.75%	3.88%	3.20%	3.30%	3.70%	2.50%	2.47%	2.12%	2.17%	2.38%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

17

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Tax-Managed U.S. Marketwide Value Portfolio II
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016

Net Asset Value, Beginning of Year	$28.74	$28.02	$28.30	$24.36	$24.61

Income from Investment Operations (A)
Net Investment Income (Loss)	0.57	0.60	0.58	0.54	0.48
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.22)	1.66	0.63	4.84	0.16

Total from Investment Operations	(2.65)	2.26	1.21	5.38	0.64

Less Distributions:
Net Investment Income	(0.55)	(0.56)	(0.54)	(0.53)	(0.48)
Net Realized Gains	(0.48)	(0.98)	(0.95)	(0.91)	(0.41)

Total Distributions	(1.03)	(1.54)	(1.49)	(1.44)	(0.89)

Net Asset Value, End of Year	$25.06	$28.74	$28.02	$28.30	$24.36

Total Return	(9.41%)	8.82%	4.27%	22.59%	2.78%

Net Assets, End of Year (thousands)	$1,563,787	$1,917,021	$1,841,678	$1,815,437	$1,524,537
Ratio of Expenses to Average Net Assets (B)	0.24%	0.24%	0.22%	0.22%	0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (B)	0.44%	0.44%	0.42%	0.42%	0.42%
Ratio of Net Investment Income to Average Net Assets	2.18%	2.18%	1.98%	2.01%	2.04%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

18

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of eleven portfolios, three of which, DFA International Value Portfolio III, U.S. Large Cap Value Portfolio III and Tax-Managed U.S. Marketwide Value Portfolio II (the “Portfolios”), are presented in this report. The remaining portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

DFA International Value Portfolio III, U.S. Large Cap Value Portfolio III and Tax-Managed U.S. Marketwide Value Portfolio II invest substantially all of their assets in The DFA International Value Series, The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series (the “Series”), respectively, each a corresponding series of The DFA Investment Trust Company. As of October 31, 2020, DFA International Value Portfolio III, U.S. Large Cap Value Portfolio III and Tax-Managed U.S. Marketwide Value Portfolio II owned 27%, 15% and 27% of their respective Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolios.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolios use a fair value hierarchy, which prioritizes the inputs- to- valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The Portfolios’ investments reflect their proportionate interests in the net assets of their respective Series. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments is disclosed previously in this note. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA

19

International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

3. Other: The Portfolios recognize their pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities and foreign currency from their respective Series, which are each treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios.

During the year ended October 31, 2020, the DFA International Value Portfolio III’s, U.S. Large Cap Value Portfolio III’s and Tax-Managed U.S. Marketwide Value Portfolio II’s investment management fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.21%, 0.11% and 0.20%, respectively, of each Portfolio’s average daily net assets.

Pursuant to an Amended and Restated Fee Waiver Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by a Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the “Money Market Series”), to the rates listed below as a percentage of the average net assets of a class of a Portfolio on an annualized basis. The Fee Waiver Agreement will remain in effect permanently, unless terminated by the Fund.

During the year ended October 31, 2020, each Portfolio had a total management fee limit based on a percentage of its average net assets on an annualized basis and waived fees (amounts in thousands) as reflected below.

Institutional Class Shares	Total Management Fee Limit	Net Waived Fees/ Expenses Assumed (Recovered Previously Waived Fees/Expenses Assumed)
DFA International Value Portfolio III	0.21%	$5,293
U.S. Large Cap Value Portfolio III	0.11%	3,600
Tax-Managed U.S. Marketwide Value Portfolio II	0.20%	3,359

20

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2020, the total related amount paid by the Fund to the CCO was $30 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2020, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

DFA International Value Portfolio III	$89
U.S. Large Cap Value Portfolio III	122
Tax-Managed U.S. Marketwide Value Portfolio II	55

E. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2020, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2019, and October 31, 2020, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
DFA International Value Portfolio III
2019	$87,795	$54,686	—	$142,481
2020	78,153	—	—	78,153
U.S. Large Cap Value Portfolio III
2019	83,655	233,059	—	316,714
2020	81,726	123,050	—	204,776
Tax-Managed U.S. Marketwide Value Portfolio II
2019	36,772	63,588	—	100,360
2020	34,911	31,937	—	66,848

21

As of October 31, 2020, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA International Value Portfolio III	$(4,784)	—	$(4,784)
U.S. Large Cap Value Portfolio III	(2,351)	—	(2,351)
Tax-Managed U.S. Marketwide Value Portfolio II	(1,250)	—	(1,250)

As of October 31, 2020, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
DFA International Value Portfolio III	$8,070	—	$(137,689)	$(347,797)	$(477,416)
U.S. Large Cap Value Portfolio III	5,769	—	(34,526)	825,376	796,619
Tax-Managed U.S. Marketwide Value Portfolio II	2,700	—	(20,858)	705,824	687,666

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
DFA International Value Portfolio III	$137,689	$137,689
U.S. Large Cap Value Portfolio III	34,526	34,526
Tax-Managed U.S. Marketwide Value Portfolio II	20,858	20,858

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA International Value Portfolio III	$2,890,221	—	$(348,226)	$(348,226)
U.S. Large Cap Value Portfolio III	2,478,383	$825,351	—	825,351
Tax-Managed U.S. Marketwide Value Portfolio II	858,117	705,824	—	705,824

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no additional provision for income tax is required in the Portfolios’

22

financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 7, 2021.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2021.

There were no borrowings by the Portfolios under the lines of credit during the year ended October 31, 2020.

G. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolios’ adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios’ early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based

23

investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

I. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

J. Other:

As of October 31, 2020, the following number of shareholders held the following approximate percentages of the Portfolios’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA International Value Portfolio III	5	95%
U.S. Large Cap Value Portfolio III	5	94%
Tax-Managed U.S. Marketwide Value Portfolio II	3	97%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against the Portfolios, individually or in aggregate, will not have a material adverse impact on the Portfolios’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series have been named as defendants in a multi-district litigation pending in the United States District Court for the Southern District of New York (the “District Court”), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the “Tribune MDL”). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company (“Tribune”) (the “LBO”) and Tribune’s subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the “Individual Creditor Actions”) and a lawsuit brought by the trustee of a litigation trust (the “Trustee”) to whom Tribune’s committee of unsecured creditors assigned claims (the “Committee Action,” and with the Individual Creditor Actions, collectively referred to as the “Tribune Lawsuits”). The Tribune Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO.

On September 23, 2013, the District Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lacked standing to pursue their claims. The parties appealed the District Court’s dismissal order to the United States Court of Appeals for the Second Circuit (the “Second Circuit”), and on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs’ claims are preempted and barred by the Bankruptcy Code’s safe harbor for securities

24

transactions. The individual creditor plaintiffs filed a petition for certiorari with the Supreme Court of the United States (the “Supreme Court”), seeking review of the Second Circuit’s ruling. Thereafter, the individual creditor plaintiffs moved the Second Circuit to review its prior ruling in light of the Supreme Court’s decision in Merit Management Group, LP v. FTI Consulting, Inc., 138 S.Ct. 883 (2018) (“Merit Mgmt.”), which addressed the scope of the Bankruptcy Code’s safe harbor for securities transactions. The Second Circuit agreed to review the matter and withdrew its mandate with respect to the affirmance of the dismissal order. Consequently, the Supreme Court dismissed the individual creditor plaintiffs’ petition for certiorari. On December 19, 2019, the Second Circuit again affirmed the District Court’s dismissal of the Individual Creditor Actions on the grounds that the individual creditor plaintiffs’ claims are preempted and barred by the Bankruptcy Code’s safe harbor for securities transactions. The individual creditor plaintiffs moved the Second Circuit for rehearing, which the Second Circuit denied. The individual creditor plaintiffs recently filed a second petition for certiorari with the Supreme Court, which is pending.

On January 6, 2017, the District Court granted the shareholder defendants’ motion to dismiss the claims against them in the Committee Action. The Trustee moved for leave from the District Court to file an amended complaint to assert new constructive fraudulent transfer claims against the shareholder defendants in light of the Merit Mgmt. decision. The District Court denied the motion, ruling that the proposed amendment would unduly prejudice the shareholder defendants and would be futile because the Trustee’s proposed constructive fraudulent transfer claims would be barred by the Bankruptcy Code’s safe harbor for securities transactions, notwithstanding the Merit Mgmt. decision. The Trustee appealed the District Court’s dismissal order and order denying the Trustee’s motion for leave to amend to the Second Circuit. The Second Circuit held oral argument on August 24, 2020, and the parties await the Second Circuit’s ruling.

Litigation counsel to The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series in the Tribune Lawsuits has advised management that it does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Tribune Lawsuits or quantify the ultimate exposure to The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series arising from the Tribune Lawsuits. Until The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series can do so, no reduction of the respective net asset values of The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series will be made relating to the Tribune Lawsuits. However, even if the plaintiffs in the Tribune Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the respective net asset values of The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series at this time.

The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series also cannot quantify the cost of the Tribune Lawsuits that could potentially be deducted from their respective net asset values. Therefore, at this time, those investors buying or redeeming shares of The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series will pay or receive, as the case may be, a price based on the respective net asset values of The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series, with no adjustment relating to the Tribune Lawsuits. The attorneys’ fees and costs relating to the Tribune Lawsuits will be borne by The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series as incurred and in a manner similar to any other expenses incurred by The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series.

K. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of DFA International Value Portfolio III, U.S. Large Cap Value Portfolio III and Tax-Managed U.S. Marketwide Value Portfolio II

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of DFA International Value Portfolio III, U.S. Large Cap Value Portfolio III and Tax-Managed U.S. Marketwide Value Portfolio II (three of the portfolios constituting Dimensional Investment Group Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020, and each of the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the transfer agent of the investee funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The DFA International Value Series vs.

MSCI World ex USA Index (net dividends)

October 31, 2010-October 31, 2020

The U.S. Large Cap Value Series vs.

Russell 1000® Value Index

October 31, 2010-October 31, 2020

27

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The Tax-Managed U.S. Marketwide Value Series vs.

Russell 3000® Value Index

October 31, 2010-October 31, 2020

28

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2020

Performance of non-U.S. developed markets was mostly negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI World ex USA Index	-6.79%
MSCI World ex USA Mid Cap Index	-3.83%
MSCI World ex USA Small Cap Index	-0.65%
MSCI World ex USA Value Index	-18.72%
MSCI World ex USA Growth Index	5.65%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against most non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2020

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-2.97%	0.33%
United Kingdom	-22.19%	-22.25%
France	-17.43%	-13.79%
Switzerland	-4.37%	2.95%
Canada	-4.70%	-6.05%
Germany	-10.77%	-6.84%
Australia	-11.01%	-9.29%
Netherlands	4.14%	8.62%
Hong Kong	-8.06%	-7.15%
Sweden	0.79%	9.10%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

Emerging markets had mostly positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI Emerging Markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

29

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI Emerging Markets Index	8.25%
MSCI Emerging Markets Mid Cap Index	-3.22%
MSCI Emerging Markets Small Cap Index	2.39%
MSCI Emerging Markets Value Index	-8.47%
MSCI Emerging Markets Growth Index	25.97%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2020

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	33.57%	35.19%
Taiwan	18.86%	26.49%
Korea	11.33%	14.15%
India	1.83%	-2.54%
Brazil	-11.13%	-38.13%
South Africa	-6.49%	-13.31%
Saudi Arabia	-0.90%	-0.90%
Russia	-14.17%	-29.27%
Thailand	-28.54%	-30.77%
Malaysia	-6.02%	-5.49%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2020, these differences generally contributed positively to the Portfolios’ relative performance.

30

The DFA International Value Series

The DFA International Value Series invests in developed ex U.S. large company value stocks. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher-profitability within the large-cap value segment of developed ex U.S. markets. As of October 31, 2020, the Series held approximately 540 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were -18.68% for the Series and -6.79% for the MSCI World ex USA Index (net dividends), the Series’ benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks for the period, the Series’ focus on value stocks detracted from performance relative to the style-neutral benchmark.

U.S. Equity Market Review	12 Months Ended October 31, 2020

U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, gained approximately 10.15%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2020

Russell 3000® Index	10.15%
Russell 1000® Index (large-cap stocks)	10.87%
Russell Midcap® Index (mid-cap stocks)	4.12%
Russell 2000® Index (small-cap stocks)	-0.14%
Russell Microcap® Index (micro-cap stocks)	3.15%
Dow Jones U.S. Select REIT Index SM	-25.14%

Total Return for 12 Months Ended October 31, 2020

Russell 1000® Value Index (large-cap value stocks)	-7.57%
Russell 1000® Growth Index (large-cap growth stocks)	29.22%
Russell 2000® Value Index (small-cap value stocks)	-13.92%
Russell 2000® Growth Index (small-cap growth stocks)	13.37%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Large Cap Value Series

The U.S. Large Cap Value Series is designed to capture the returns of U.S. large company low relative price (value) stocks. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap value segment of the U.S. market. As of October 31, 2020, the Series held approximately 340 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

31

For the 12 months ended October 31, 2020, total returns were -11.42% for the Series and -7.57% for the Russell 1000® Value Index, the Series’ benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Series’ greater emphasis on value stocks had a negative impact on performance relative to the benchmark. Conversely, the Series’ exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in the U.S.

Tax-Managed U.S. Marketwide Value Series

The Tax-Managed U.S. Marketwide Value Series invests in a broadly diversified group of U.S. low relative price (value) stocks while considering the federal tax implications of investment decisions. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Series held approximately 1,090 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were -9.34% for the Series and -8.00% for the Russell 3000® Value Index, the Series’ benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Series’ greater emphasis on value stocks detracted from performance relative to the benchmark. Additionally, the Series’ greater emphasis on stocks with smaller market capitalizations detracted from relative performance as small-cap stocks underperformed large-cap stocks. Conversely, the Series’ exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs generally underperformed in the U.S.

32

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2020

EXPENSE TABLES

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

The DFA International Value Series
Actual Fund Return	$1,000.00	$1,073.80	0.21%	$1.09
Hypothetical 5% Annual Return	$1,000.00	$1,024.08	0.21%	$1.07

The U.S. Large Cap Value Series
Actual Fund Return	$1,000.00	$1,070.40	0.11%	$0.57
Hypothetical 5% Annual Return	$1,000.00	$1,024.58	0.11%	$0.56

33

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

The Tax-Managed U.S. Marketwide Value Series
Actual Fund Return	$1,000.00	$1,078.50	0.21%	$1.10
Hypothetical 5% Annual Return	$1,000.00	$1,024.08	0.21%	$1.07

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

34

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following tables, which present portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, are provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

The DFA International Value Series
Communication Services	4.4%
Consumer Discretionary	17.6%
Consumer Staples	4.9%
Energy	8.8%
Financials	27.2%
Health Care	5.8%
Industrials	11.9%
Information Technology	2.0%
Materials	13.3%
Real Estate	2.8%
Utilities	1.3%

100.0%

The U.S. Large Cap Value Series
Communication Services	12.4%
Consumer Discretionary	7.4%
Consumer Staples	5.4%
Energy	6.4%
Financials	19.2%
Health Care	18.4%
Industrials	13.2%
Information Technology	10.2%
Materials	6.8%
Real Estate	0.3%
Utilities	0.3%

100.0%

The Tax-Managed U.S. Marketwide Value Series
Communication Services	15.3%
Consumer Discretionary	6.8%
Consumer Staples	7.6%
Energy	4.9%
Financials	18.0%
Health Care	19.8%
Industrials	14.5%
Information Technology	9.1%
Materials	3.7%
Real Estate	0.2%
Utilities	0.1%

100.0%

35

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.9%)
AUSTRALIA — (5.9%)
Australia & New Zealand Banking Group, Ltd.	6,888,410	$91,413,550	1.0%
Fortescue Metals Group, Ltd.	3,858,031	47,197,184	0.5%
National Australia Bank, Ltd.	6,504,106	85,093,076	0.9%
Westpac Banking Corp.	7,945,749	100,568,235	1.1%
Other Securities		244,177,886	2.5%

TOTAL AUSTRALIA		568,449,931	6.0%

AUSTRIA — (0.0%)
Other Security		100,701	0.0%

BELGIUM — (0.8%)
Other Securities		74,612,067	0.8%

CANADA — (7.9%)
# Bank of Montreal	351,836	20,949,598	0.2%
Bank of Montreal	1,441,562	85,729,692	0.9%
# Bank of Nova Scotia (The)	1,681,875	69,898,725	0.7%
# Canadian Imperial Bank of Commerce	811,294	60,516,699	0.6%
Canadian Natural Resources, Ltd.	3,417,479	54,508,790	0.6%
Magna International, Inc.	1,443,051	73,754,337	0.8%
Other Securities		389,247,461	4.2%

TOTAL CANADA		754,605,302	8.0%

DENMARK — (2.9%)
DSV Panalpina A.S.	300,849	48,810,172	0.5%
# Vestas Wind Systems A.S.	648,241	111,214,830	1.2%
Other Securities		117,828,228	1.2%

TOTAL DENMARK		277,853,230	2.9%

FINLAND — (1.0%)
Other Securities		96,376,631	1.0%

FRANCE — (9.1%)
* BNP Paribas SA	1,948,140	67,940,925	0.7%
* Cie de Saint-Gobain	2,006,077	78,143,737	0.8%
Cie Generale des Etablissements Michelin SCA	664,554	71,772,475	0.8%
Orange SA	5,978,647	67,137,941	0.7%
* Peugeot SA	3,133,702	56,294,471	0.6%
Total SE	6,874,996	208,289,750	2.2%
Other Securities		325,344,909	3.4%

TOTAL FRANCE		874,924,208	9.2%

GERMANY — (6.7%)
Allianz SE	415,799	73,244,904	0.8%
BASF SE	1,039,248	56,907,335	0.6%
Bayer AG	1,103,211	51,840,454	0.5%
Bayerische Motoren Werke AG	1,138,372	77,794,893	0.8%
Daimler AG	3,237,994	167,367,009	1.8%
Volkswagen AG	125,075	19,456,967	0.2%

36

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (Continued)
Other Securities		$197,549,481	2.1%

TOTAL GERMANY		644,161,043	6.8%

HONG KONG — (2.5%)
Other Securities		242,062,056	2.6%

IRELAND — (0.5%)
Other Securities		51,864,566	0.5%

ISRAEL — (0.4%)
Other Securities		35,298,492	0.4%

ITALY — (1.8%)
Other Securities		171,182,101	1.8%

JAPAN — (23.3%)
Hitachi, Ltd.	1,579,000	53,219,083	0.6%
Honda Motor Co., Ltd.	4,590,300	108,574,060	1.1%
Honda Motor Co., Ltd., Sponsored ADR	26,040	615,065	0.0%
Mitsubishi UFJ Financial Group, Inc.	11,934,650	47,045,252	0.5%
Sumitomo Mitsui Financial Group, Inc.	1,921,900	53,201,841	0.6%
Toyota Motor Corp.	3,715,890	243,936,611	2.6%
# Toyota Motor Corp., Sponsored ADR	208,099	27,321,318	0.3%
Other Securities		1,702,340,630	17.9%

TOTAL JAPAN		2,236,253,860	23.6%

NETHERLANDS — (4.5%)
Koninklijke Ahold Delhaize NV	4,984,523	136,654,529	1.4%
Koninklijke DSM NV	596,336	95,370,511	1.0%
Other Securities		199,416,701	2.2%

TOTAL NETHERLANDS		431,441,741	4.6%

NEW ZEALAND — (0.2%)
Other Securities		22,507,812	0.2%

NORWAY — (0.8%)
Other Securities		76,530,313	0.8%

PORTUGAL — (0.1%)
Other Securities		11,536,966	0.1%

SINGAPORE — (1.0%)
Other Securities		93,149,536	1.0%

SPAIN — (1.3%)
#* Banco Santander SA	40,951,091	82,006,822	0.9%
Other Securities		42,258,088	0.4%

TOTAL SPAIN		124,264,910	1.3%

SWEDEN — (3.1%)
* Volvo AB, Class B	2,416,322	46,966,507	0.5%

37

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SWEDEN — (Continued)
Other Securities		$247,271,384	2.6%

TOTAL SWEDEN		294,237,891	3.1%

SWITZERLAND — (10.4%)
ABB, Ltd.	3,432,303	83,284,859	0.9%
# Cie Financiere Richemont SA	1,165,784	72,865,902	0.8%
Lonza Group AG	145,001	87,857,559	0.9%
Novartis AG	1,817,557	141,628,729	1.5%
Novartis AG, Sponsored ADR	723,453	56,487,210	0.6%
UBS Group AG	6,275,625	73,060,635	0.8%
Zurich Insurance Group AG	444,872	147,762,264	1.6%
Other Securities		334,120,482	3.4%

TOTAL SWITZERLAND		997,067,640	10.5%

UNITED KINGDOM — (11.7%)
Anglo American P.L.C.	2,846,495	66,787,802	0.7%
Aviva P.L.C.	16,319,347	54,434,377	0.6%
BP P.L.C., Sponsored ADR	5,009,282	77,543,685	0.8%
British American Tobacco P.L.C.	3,024,009	95,847,087	1.0%
# British American Tobacco P.L.C., Sponsored ADR	838,885	26,743,654	0.3%
* Glencore P.L.C.	26,692,936	53,845,933	0.6%
HSBC Holdings P.L.C.	13,949,143	58,455,175	0.6%
# HSBC Holdings P.L.C., Sponsored ADR	2,590,482	54,348,312	0.6%
* Lloyds Banking Group P.L.C.	181,694,609	66,156,212	0.7%
Royal Dutch Shell P.L.C., Class B	283,225	3,415,504	0.0%
Royal Dutch Shell P.L.C., Sponsored ADR, Class B	7,267,547	175,511,260	1.9%
Vodafone Group P.L.C.	58,351,986	77,839,689	0.8%
# Vodafone Group P.L.C., Sponsored ADR	4,011,201	54,191,329	0.6%
Other Securities		256,528,572	2.6%

TOTAL UNITED KINGDOM		1,121,648,591	11.8%

TOTAL COMMON STOCKS		9,200,129,588	97.0%

PREFERRED STOCKS — (1.3%)

GERMANY — (1.3%)
Volkswagen AG	701,336	102,159,454	1.1%
Other Securities		25,125,926	0.3%

TOTAL GERMANY		127,285,380	1.4%

TOTAL INVESTMENT SECURITIES
(Cost $11,119,510,563)		9,327,414,968

		Value†

SECURITIES LENDING COLLATERAL — (2.8%)
@§ The DFA Short Term Investment Fund	22,816,650	264,011,461	2.8%

TOTAL INVESTMENTS—(100.0%)
(Cost $11,383,404,927)		$9,591,426,429	101.2%

38

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

As of October 31, 2020, The DFA International Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	526	12/18/20	$88,097,893	$85,861,610	$(2,236,283)

Total Futures Contracts			$88,097,893	$85,861,610	$(2,236,283)

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$568,449,931	—	$568,449,931
Austria	—	100,701	—	100,701
Belgium	—	74,612,067	—	74,612,067
Canada	$754,605,302	—	—	754,605,302
Denmark	—	277,853,230	—	277,853,230
Finland	—	96,376,631	—	96,376,631
France	—	874,924,208	—	874,924,208
Germany	15,533,044	628,627,999	—	644,161,043
Hong Kong	—	242,062,056	—	242,062,056
Ireland	14,317,368	37,547,198	—	51,864,566
Israel	6,943,405	28,355,087	—	35,298,492
Italy	27,912,392	143,269,709	—	171,182,101
Japan	47,057,395	2,189,196,465	—	2,236,253,860
Netherlands	15,884,061	415,557,680	—	431,441,741
New Zealand	—	22,507,812	—	22,507,812
Norway	—	76,530,313	—	76,530,313
Portugal	—	11,536,966	—	11,536,966
Singapore	—	93,149,536	—	93,149,536
Spain	2,776,007	121,488,903	—	124,264,910
Sweden	—	294,237,891	—	294,237,891
Switzerland	84,409,679	912,657,961	—	997,067,640
United Kingdom	446,924,683	674,723,908	—	1,121,648,591
Preferred Stocks
Germany	—	127,285,380	—	127,285,380
Securities Lending Collateral	—	264,011,461	—	264,011,461
Futures Contracts**	(2,236,283)	—	—	(2,236,283)

TOTAL	$1,414,127,053	$8,175,063,093	—	$9,589,190,146

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

39

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (99.0%)
COMMUNICATION SERVICES — (12.2%)
AT&T, Inc.	24,711,997	$667,718,159	3.0%
#* Charter Communications, Inc., Class A	891,570	538,347,797	2.4%
Comcast Corp., Class A	16,600,301	701,196,714	3.2%
* T-Mobile US, Inc.	1,353,820	148,338,057	0.7%
Walt Disney Co. (The)	2,459,943	298,268,089	1.3%
Other Securities		357,671,282	1.6%

TOTAL COMMUNICATION SERVICES		2,711,540,098	12.2%

CONSUMER DISCRETIONARY — (7.3%)
DR Horton, Inc.	3,067,017	204,907,406	0.9%
General Motors Co.	5,891,402	203,430,111	0.9%
Target Corp.	987,920	150,381,182	0.7%
Other Securities		1,063,310,893	4.8%

TOTAL CONSUMER DISCRETIONARY		1,622,029,592	7.3%

CONSUMER STAPLES — (5.4%)
Mondelez International, Inc., Class A	3,319,883	176,352,185	0.8%
Walmart, Inc.	2,527,593	350,703,529	1.6%
Other Securities		662,983,656	3.0%

TOTAL CONSUMER STAPLES		1,190,039,370	5.4%

ENERGY — (6.3%)
Chevron Corp.	5,532,109	384,481,575	1.7%
ConocoPhillips	5,021,111	143,704,197	0.7%
Exxon Mobil Corp.	11,469,927	374,149,019	1.7%
Other Securities		502,010,792	2.2%

TOTAL ENERGY		1,404,345,583	6.3%

FINANCIALS — (19.1%)
Bank of America Corp.	11,516,295	272,936,215	1.2%
Bank of New York Mellon Corp. (The)	3,558,490	122,269,716	0.6%
* Berkshire Hathaway, Inc., Class B	2,382,817	481,090,752	2.2%
Capital One Financial Corp.	1,607,170	117,451,984	0.5%
Citigroup, Inc.	6,244,483	258,646,486	1.2%
Goldman Sachs Group, Inc. (The)	1,149,360	217,275,014	1.0%
JPMorgan Chase & Co.	6,419,313	629,349,446	2.9%
Morgan Stanley	4,487,383	216,067,491	1.0%
PNC Financial Services Group, Inc. (The)	1,160,536	129,840,768	0.6%
Travelers Cos., Inc. (The)	1,133,690	136,847,720	0.6%
Truist Financial Corp.	2,913,713	122,725,592	0.6%
Wells Fargo & Co.	6,860,993	147,168,300	0.7%
Other Securities		1,369,718,762	6.0%

TOTAL FINANCIALS		4,221,388,246	19.1%

HEALTH CARE — (18.2%)
Anthem, Inc.	1,214,817	331,402,078	1.5%
Bristol-Myers Squibb Co.	2,042,046	119,357,589	0.5%
Cigna Corp.	1,527,633	255,068,882	1.1%
CVS Health Corp.	5,429,176	304,522,482	1.4%
Danaher Corp.	1,305,032	299,557,045	1.3%

40

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
Humana, Inc.	517,327	$206,558,325	0.9%
* Laboratory Corp. of America Holdings	758,731	151,571,692	0.7%
Medtronic P.L.C.	2,765,500	278,126,335	1.3%
Pfizer, Inc.	19,158,608	679,747,412	3.1%
Quest Diagnostics, Inc.	971,775	118,692,598	0.5%
Thermo Fisher Scientific, Inc.	972,192	459,963,479	2.1%
Other Securities		831,973,850	3.8%

TOTAL HEALTH CARE		4,036,541,767	18.2%

INDUSTRIALS — (13.1%)
Eaton Corp. P.L.C.	1,799,024	186,720,701	0.8%
FedEx Corp.	1,020,334	264,746,063	1.2%
Kansas City Southern	679,296	119,651,197	0.5%
Norfolk Southern Corp.	1,309,901	273,926,497	1.2%
Raytheon Technologies Corp.	2,533,591	137,624,663	0.6%
Republic Services, Inc.	1,835,706	161,854,198	0.7%
Stanley Black & Decker, Inc.	768,993	127,806,637	0.6%
Other Securities		1,631,200,985	7.5%

TOTAL INDUSTRIALS		2,903,530,941	13.1%

INFORMATION TECHNOLOGY — (10.1%)
Corning, Inc.	3,975,481	127,096,128	0.6%
Fidelity National Information Services, Inc.	1,257,803	156,709,676	0.7%
HP, Inc.	9,358,742	168,083,006	0.8%
Intel Corp.	14,455,761	640,101,097	2.9%
* Micron Technology, Inc.	5,123,071	257,895,394	1.2%
Other Securities		893,925,025	3.9%

TOTAL INFORMATION TECHNOLOGY		2,243,810,326	10.1%

MATERIALS — (6.7%)
Linde P.L.C.	730,934	161,053,998	0.7%
Nucor Corp.	2,509,981	119,876,693	0.5%
Other Securities		1,199,231,605	5.5%

TOTAL MATERIALS		1,480,162,296	6.7%

REAL ESTATE — (0.3%)
Other Securities		62,240,689	0.3%

UTILITIES — (0.3%)
Other Securities		61,725,648	0.3%

TOTAL COMMON STOCKS		21,937,354,556	99.0%

PREFERRED STOCKS — (0.0%)

CONSUMER DISCRETIONARY — (0.0%)
Other Security		186,347	0.0%

TOTAL PREFERRED STOCKS		186,347	0.0%

41

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
RIGHTS/WARRANTS — (0.0%)
ENERGY — (0.0%)
Other Security		$631,660	0.0%

TOTAL RIGHTS/WARRANTS		631,660	0.0%

TOTAL INVESTMENT SECURITIES
(Cost $17,495,389,506)		21,938,172,563

TEMPORARY CASH INVESTMENTS — (0.5%)
State Street Institutional U.S. Government Money Market Fund, 0.026%.	105,448,025	105,448,025	0.5%

SECURITIES LENDING COLLATERAL — (0.5%)
@§ The DFA Short Term Investment Fund	10,482,747	121,295,861	0.5%

TOTAL INVESTMENTS—(100.0%)
(Cost $17,722,105,628)		$22,164,916,449	100.0%

As of October 31, 2020, The U.S. Large Cap Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	929	12/18/20	$155,725,134	$151,646,315	$(4,079,819)

Total Futures Contracts			$155,725,134	$151,645,315	$(4,079,819)

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$2,711,540,098	—	—	$2,711,540,098
Consumer Discretionary	1,622,029,592	—	—	1,622,029,592
Consumer Staples	1,190,039,370	—	—	1,190,039,370
Energy	1,404,345,583	—	—	1,404,345,583
Financials	4,221,388,246	—	—	4,221,388,246
Health Care	4,036,541,767	—	—	4,036,541,767
Industrials	2,903,530,941	—	—	2,903,530,941
Information Technology	2,243,810,326	—	—	2,243,810,326
Materials	1,480,162,296	—	—	1,480,162,296
Real Estate	62,240,689	—	—	62,240,689
Utilities	61,725,648	—	—	61,725,648
Preferred Stocks
Consumer Discretionary	186,347	—	—	186,347
Rights/Warrants
Energy	—	$631,660	—	631,660
Temporary Cash Investments	105,448,025	—	—	105,448,025

42

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	—	$121,295,861	—	$121,295,861
Futures Contracts**	$(4,079,819)	—	—	(4,079,819)

TOTAL	$22,038,909,109	$121,927,521	—	$22,160,836,630

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

43

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (98.8%)
COMMUNICATION SERVICES — (15.1%)
Activision Blizzard, Inc.	496,359	$37,589,267	0.7%
AT&T, Inc.	7,109,251	192,091,962	3.4%
#* Charter Communications, Inc., Class A	339,394	204,932,885	3.6%
Comcast Corp., Class A	5,775,217	243,945,166	4.3%
* T-Mobile US, Inc.	282,437	30,946,622	0.5%
Walt Disney Co. (The)	498,715	60,469,194	1.1%
Other Securities		101,138,335	1.7%

TOTAL COMMUNICATION SERVICES		871,113,431	15.3%

CONSUMER DISCRETIONARY — (6.7%)
Ford Motor Co.	2,868,969	22,177,130	0.4%
General Motors Co.	1,095,598	37,830,999	0.7%
Target Corp.	259,962	39,571,416	0.7%
Other Securities		285,518,006	5.0%

TOTAL CONSUMER DISCRETIONARY		385,097,551	6.8%

CONSUMER STAPLES — (7.5%)
Archer-Daniels-Midland Co.	750,362	34,696,739	0.6%
Mondelez International, Inc., Class A	2,081,099	110,547,979	2.0%
Tyson Foods, Inc., Class A	405,030	23,179,867	0.4%
Walgreens Boots Alliance, Inc.	624,054	21,242,798	0.4%
Walmart, Inc.	1,115,621	154,792,414	2.7%
Other Securities		88,996,694	1.5%

TOTAL CONSUMER STAPLES		433,456,491	7.6%

ENERGY — (4.8%)
Chevron Corp.	1,161,733	80,740,443	1.4%
ConocoPhillips	1,439,649	41,202,754	0.7%
Marathon Petroleum Corp.	1,004,662	29,637,529	0.5%
Phillips 66	723,574	33,761,963	0.6%
Valero Energy Corp.	605,899	23,393,760	0.4%
Other Securities		67,853,194	1.2%

TOTAL ENERGY		276,589,643	4.8%

FINANCIALS — (17.8%)
Bank of America Corp.	5,929,136	140,520,547	2.5%
Capital One Financial Corp.	333,920	24,402,874	0.4%
Citigroup, Inc.	1,441,183	59,693,800	1.1%
Goldman Sachs Group, Inc. (The)	198,993	37,617,637	0.7%
JPMorgan Chase & Co.	2,307,658	226,242,790	4.0%
Morgan Stanley.	1,127,557	54,291,870	1.0%
Wells Fargo & Co.	1,288,810	27,644,974	0.5%
Other Securities		454,123,923	7.8%

TOTAL FINANCIALS		1,024,538,415	18.0%

HEALTH CARE — (19.6%)
Abbott Laboratories	915,297	96,206,868	1.7%
Anthem, Inc.	504,640	137,665,792	2.4%
Cigna Corp.	285,386	47,650,900	0.8%
CVS Health Corp.	1,510,745	84,737,687	1.5%

44

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
Danaher Corp.	375,873	$86,277,888	1.5%
Humana, Inc.	198,071	79,085,789	1.4%
Medtronic P.L.C.	814,175	81,881,580	1.4%
Pfizer, Inc.	3,696,959	131,168,105	2.3%
Thermo Fisher Scientific, Inc.	435,609	206,095,330	3.6%
UnitedHealth Group, Inc.	89,716	27,375,940	0.5%
Other Securities		150,097,524	2.7%

TOTAL HEALTH CARE		1,128,243,403	19.8%

INDUSTRIALS — (14.4%)
CSX Corp.	1,008,000	79,571,520	1.4%
Eaton Corp. P.L.C.	265,270	27,532,373	0.5%
FedEx Corp.	144,562	37,509,502	0.7%
Norfolk Southern Corp.	545,229	114,018,288	2.0%
Republic Services, Inc.	429,755	37,891,498	0.7%
Southwest Airlines Co.	531,263	21,000,826	0.4%
Stanley Black & Decker, Inc.	129,900	21,589,380	0.4%
Trane Technologies P.L.C.	213,109	28,290,220	0.5%
Union Pacific Corp.	295,838	52,419,535	0.9%
Other Securities		408,009,562	7.0%

TOTAL INDUSTRIALS		827,832,704	14.5%

INFORMATION TECHNOLOGY — (9.0%)
Corning, Inc.	785,955	25,126,981	0.5%
Fidelity National Information Services, Inc.	198,899	24,780,826	0.4%
Intel Corp.	4,073,898	180,392,203	3.2%
* Micron Technology, Inc.	878,203	44,208,739	0.8%
Other Securities		242,132,476	4.2%

TOTAL INFORMATION TECHNOLOGY		516,641,225	9.1%

MATERIALS — (3.6%)
Newmont Corp.	502,635	31,585,583	0.6%
Other Securities		176,417,858	3.0%

TOTAL MATERIALS		208,003,441	3.6%

REAL ESTATE — (0.2%)
Other Securities		11,883,755	0.2%

UTILITIES — (0.1%)
Other Securities		8,312,129	0.1%

TOTAL COMMON STOCKS		5,691,712,188	99.8%

PREFERRED STOCKS — (0.0%)

CONSUMER DISCRETIONARY — (0.0%)
Other Security		1,224,315	0.0%

45

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (0.0%)
Other Security		$327,880	0.0%

TOTAL PREFERRED STOCKS		1,552,195	0.0%

TOTAL INVESTMENT SECURITIES (Cost $3,184,925,593)		5,693,264,383

TEMPORARY CASH INVESTMENTS — (0.0%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	716,493	716,493	0.0%

SECURITIES LENDING COLLATERAL — (1.2%)
@§ The DFA Short Term Investment Fund	5,788,274	66,976,114	1.2%

TOTAL INVESTMENTS—(100.0%) (Cost $3,252,609,084)		$5,760,956,990	101.0%

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$871,113,431	—	—	$871,113,431
Consumer Discretionary	385,095,188	$2,363	—	385,097,551
Consumer Staples.	433,456,491	—	—	433,456,491
Energy	276,589,643	—	—	276,589,643
Financials	1,024,534,233	4,182	—	1,024,538,415
Health Care	1,128,243,403	—	—	1,128,243,403
Industrials	827,832,704	—	—	827,832,704
Information Technology	516,641,225	—	—	516,641,225
Materials	208,003,441	—	—	208,003,441
Real Estate	11,883,755	—	—	11,883,755
Utilities	8,312,129	—	—	8,312,129
Preferred Stocks
Consumer Discretionary	1,224,315	—	—	1,224,315
Industrials	327,880	—	—	327,880
Temporary Cash Investments	716,493	—	—	716,493
Securities Lending Collateral	—	66,976,114	—	66,976,114

TOTAL	$5,693,974,331	$66,982,659	—	$5,760,956,990

See accompanying Notes to Financial Statements.

46

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands)

	The DFA International Value Series*	The U.S. Large Cap Value Series*	The Tax-Managed U.S. Marketwide Value Series*
ASSETS:
Investment Securities at Value (including $255,131, $381,072 and $168,416 of securities on loan, respectively)	$9,327,415	$21,938,172	$5,693,265
Temporary Cash Investments at Value & Cost	—	105,448	716
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $263,894, $121,268 and $66,967, respectively)	264,011	121,296	66,976
Segregated Cash for Futures Contracts	6,312	11,148	—
Foreign Currencies at Value	78,986	5	—
Cash	3,081	—	133
Receivables:
Investment Securities Sold	15,422	66,772	193
Dividends, Interest and Tax Reclaims	59,766	39,240	10,047
Securities Lending Income	100	60	163
Unrealized Gain on Foreign Currency Contracts	18	—	—
Prepaid Expenses and Other Assets	1	1	—

Total Assets	9,755,112	22,282,142	5,771,493

LIABILITIES:
Payables:
Due to Custodian	—	3	—
Upon Return of Securities Loaned	263,837	121,608	66,979
Investment Securities Purchased	5,880	—	—
Due to Advisor	1,689	1,964	1,006
Line of Credit	—	—	1
Futures Margin Variation	989	1,746	—
Unrealized Loss on Foreign Currency Contracts	5	—	—
Accrued Expenses and Other Liabilities	1,162	2,416	619

Total Liabilities	273,562	127,737	68,605

NET ASSETS	$9,481,550	$22,154,405	$5,702,888

Investment Securities at Cost	$11,119,511	$17,495,390	$3,184,926

Foreign Currencies at Cost	$79,598	$5	$—

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

47

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	The DFA International Value Series#	The U.S. Large Cap Value Series#	The Tax-Managed U.S. Marketwide Value Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $33,423, $0 and $23, respectively)	$314,389	$674,187	$151,096
Income from Securities Lending	5,774	1,543	1,050

Total Investment Income	320,163	675,730	152,146

Expenses
Investment Management Fees	21,518	25,565	12,568
Accounting & Transfer Agent Fees	491	1,159	281
Custodian Fees	610	278	71
Shareholders’ Reports	44	85	38
Directors’/Trustees’ Fees & Expenses	87	200	48
Professional Fees	215	343	86
Other	428	579	171

Total Expenses	23,393	28,209	13,263

Fees Paid Indirectly (Note C)	815	—	—

Net Expenses	22,578	28,209	13,263

Net Investment Income (Loss)	297,585	647,521	138,883

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(566,996)	(556,816)	(86,283)
Affiliated Investment Companies Shares Sold	72	(345)	(12)
Futures	40,717	70,664	—
Foreign Currency Transactions	3,123	(1)	—
In-Kind Redemptions	—	32,114	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(2,004,930)	(3,555,408)	(810,076)
Affiliated Investment Companies Shares	85	(15)	(7)
Futures	(3,281)	(5,465)	—
Translation of Foreign Currency-Denominated Amounts	1,379	—	—

Net Realized and Unrealized Gain (Loss)	(2,529,831)	(4,015,272)	(896,378)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,232,246)	$(3,367,751)	$(757,495)

**	Net of foreign capital gain taxes withheld of $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

48

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The DFA International Value Series		The U.S. Large Cap Value Series		The Tax-Managed U.S. Marketwide Value Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019

Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$297,585	$472,464	$647,521	$725,339	$138,883	$151,159
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(566,996)	(46,440)	(556,816)	699,155	(86,283)	102,290
Affiliated Investment Companies Shares Sold	72	14	(345)	35	(12)	—
Futures	40,717	3,070	70,664	(1,255)	—	(2,039)
Foreign Currency Transactions	3,123	928	(1)	—	—	—
In-Kind Redemptions	—	—	32,114	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(2,004,930)	(6,446)	(3,555,408)	565,227	(810,076)	326,938
Affiliated Investment Companies Shares	85	(10)	(15)	21	(7)	9
Futures	(3,281)	7,836	(5,465)	15,103	—	—
Translation of Foreign Currency-Denominated Amounts	1,379	652	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,232,246)	432,068	(3,367,751)	2,003,625	(757,495)	578,357

Transactions in Interest:
Contributions	1,038,679	903,879	715,292	1,481,953	246,812	305,972
Withdrawals	(1,745,733)	(1,068,437)	(5,122,814)	(2,798,695)	(1,064,184)	(436,360)

Net Increase (Decrease) from Transactions in Interest	(707,054)	(164,558)	(4,407,522)	(1,316,742)	(817,372)	(130,388)

Total Increase (Decrease) in Net Assets	(2,939,300)	267,510	(7,775,273)	686,883	(1,574,867)	447,969
Net Assets
Beginning of Year	12,420,850	12,153,340	29,929,678	29,242,795	7,277,755	6,829,786

End of Year	$9,481,550	$12,420,850	$22,154,405	$29,929,678	$5,702,888	$7,277,755

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

49

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The DFA International Value Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016

Total Return	(18.68%)	3.60%	(8.10%)	26.53%	(0.10%)

Net Assets, End of Year (thousands)	$9,481,550	$12,420,850	$12,153,340	$12,732,150	$9,729,540
Ratio of Expenses to Average Net Assets	0.21%	0.21%	0.22%	0.22%	0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.22%	0.22%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to Average Net Assets	2.77%	3.92%	3.21%	3.33%	3.72%
Portfolio Turnover Rate	12%	16%	20%	17%	17%

See accompanying Notes to Financial Statements.

50

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The U.S. Large Cap Value Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016

Total Return	(11.42%)	7.15%	2.95%	24.31%	4.75%

Net Assets, End of Year (thousands)	$22,154,405	$29,929,678	$29,242,795	$27,676,546	$20,916,568
Ratio of Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	2.53%	2.50%	2.14%	2.19%	2.39%
Portfolio Turnover Rate	4%	10%	13%	15%	15%

See accompanying Notes to Financial Statements.

51

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Tax-Managed U.S. Marketwide Value Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016

Total Return	(9.34%)	8.83%	4.26%	22.61%	2.79%

Net Assets, End of Year (thousands)	$5,702,888	$7,277,755	$6,829,786	$6,667,096	$5,538,404
Ratio of Expenses to Average Net Assets	0.21%	0.21%	0.21%	0.21%	0.21%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.21%	0.21%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to Average Net Assets	2.21%	2.20%	1.99%	2.02%	2.05%
Portfolio Turnover Rate	6%	10%	5%	7%	9%

See accompanying Notes to Financial Statements.

52

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, The Trust consists of eleven portfolios, three of which, The DFA International Value Series, The U.S. Large Cap Value Series, and The Tax-Managed U.S. Marketwide Value Series (the “Series”), are presented in this section of the report. The remaining operational portfolios are presented in separate reports. The Series are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Series use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

The DFA International Value Series (the “International Series”) will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset value of the International Series is computed. Due

53

to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the International Series’ shares at the close of the NYSE, the International Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on International Series’ foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Series uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the International Series uses fair value pricing, the values assigned to the International Series’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables are included at the end of the Summary Schedules of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the International Series, whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Series enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The International Series does not isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Series and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred

54

compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees, generally based on average net assets. The International Series may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to each Series. For the year ended October 31, 2020, the investment management fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20%, 0.10% and 0.20% of the average daily net assets for The DFA International Value Series, The U.S. Large Cap Value Series, and The Tax-Managed U.S. Marketwide Value Series, respectively.

Earned Income Credit:

Additionally, certain Series have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Series’ custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Series’ net assets. During the year ended October 31, 2020, expenses reduced were as follows (amount in thousands):

Fees Paid Indirectly
The DFA International Value Series	$815

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2020, the total related amounts paid by the Trust to the CCO was $63 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

55

D. Deferred Compensation:

As of October 31, 2020, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

The DFA International Value Series	$418
The U.S. Large Cap Value Series	706
The Tax-Managed U.S. Marketwide Value Series	196

E. Purchases and Sales of Securities:

For the year ended October 31, 2020, the Series’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Other Investment Securities
	Purchases	Sales
The DFA International Value Series	$1,238,662	$1,565,966
The U.S. Large Cap Value Series	1,093,026	4,660,576
The Tax-Managed U.S. Marketwide Value Series	354,544	996,056

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2020, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions
The DFA International Value Series
The DFA Short Term Investment Fund	$257,592	$4,172,345	$4,166,083	$72	$85	$264,011	22,817	$3,330	—

Total	$257,592	$4,172,345	$4,166,083	$72	$85	$264,011	22,817	$3,330	—

The U.S. Large Cap Value Series
The DFA Short Term Investment Fund	$255,892	$3,283,521	$3,417,757	$(345)	$(15)	$121,296	10,483	$1,904	—

Total	$255,892	$3,283,521	$3,417,757	$(345)	$(15)	$121,296	10,483	$1,904	—

The Tax-Managed U.S. Marketwide Value Series
The DFA Short Term Investment Fund	$101,760	$852,432	$887,197	$(12)	$(7)	$66,976	5,788	$720	—

Total	$101,760	$852,432	$887,197	$(12)	$(7)	$66,976	5,788	$720	—

56

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series are treated as partnerships for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The DFA International Value Series	$11,412,254	$988,071	$(2,808,885)	$(1,820,814)
The U.S. Large Cap Value Series	17,701,341	7,289,185	(2,825,608)	4,463,577
The Tax-Managed U.S. Marketwide Value Series	3,251,479	2,818,127	(308,649)	2,509,478

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series’ tax positions and has concluded that no additional provision for income tax is required in the Series’ financial statements. The Series are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Series may be inhibited.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Series.

2. Forward Currency Contracts: The International Series may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge the International Series’ currency exposure with respect to a foreign market will be based primarily on the Series’ existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Series as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Series record a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on forward currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

57

3. Futures Contracts: The Series may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Series. The Series, however, do not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, a Series deposits cash or pledges U.S. government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by a Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2020 was as follows (amounts in thousands):

Futures*
The DFA International Value Series	$109,918
The U.S. Large Cap Value Series	220,044

*	Average Notional Value of contracts

The following is a summary of the Series’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2020 (amounts in thousands):

	Liability Derivatives Value
	Total Value at October 31, 2020	Equity Contracts (1)
The DFA International Value Series	$(2,236)	$(2,236)
The U.S. Large Cap Value Series	(4,080)	(4,080)

(1)	Presented on Statements of Assets and Liabilities as Payables: Futures Margin Variation.

The following is a summary of the realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2020 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
The DFA International Value Series	$40,717	$40,717
The U.S. Large Cap Value Series	70,664	70,664

58

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
The DFA International Value Series	$(3,281)	$(3,281)
The U.S. Large Cap Value Series	(5,465)	(5,465)

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

H. Line of Credit and Interfund Lending Program:

The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 7, 2021.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2021.

For the year ended October 31, 2020, borrowings by the Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2020
The DFA International Value Series	1.05%	$5,051	27	$4	$26,672	—
The U.S. Large Cap Value Series	2.30%	20,086	1	1	20,086	—
The Tax-Managed U.S. Marketwide Value Series	1.14%	12,396	81	27	58,044	—

*	Number of Days Outstanding represents the total single or consecutive days during the year ended October 31, 2020, that each Series’ available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending

59

portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. lnterfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Series did not use the interfund lending program during the year ended October 31, 2020.

I. Affiliated Trades:

Cross trades for the year ended October 31, 2020, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Series complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Trust.

For the year ended October 31, 2020, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

Series	Purchases	Sales	Realized Gain (Loss)
The DFA International Value Series	$74,530	$141,663	$(89,237)
The U.S. Large Cap Value Series	165,206	273,568	(11,170)
The Tax-Managed U.S. Marketwide Value Series	38,024	22,248	(562)

J. Securities Lending:

As of October 31, 2020, the Series had securities on loan to brokers/dealers, for which the Series received cash collateral. Additionally, each Series received non-cash collateral consisting of short-and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash Collateral Market Value
The DFA International Value Series	$9,145
The U.S. Large Cap Value Series	269,299
The Tax-Managed U.S. Marketwide Value Series	106,259

Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay

60

the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Series with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Such Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
The DFA International Value Series
Common Stocks	$263,837	—	—	—	$263,837
The U.S. Large Cap Value Series
Common Stocks	121,608	—	—	—	121,608
The Tax-Managed U.S. Marketwide Value Series
Common Stocks, Preferred Stocks	66,979	—	—	—	66,979

K. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Series’ adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing

61

standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Series’ early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

M. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

N. Other:

The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against the Series and the Trust, individually or in aggregate, will not have a material adverse impact on the Series’ and the Trust’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series have been named as defendants in a multi-district litigation pending in the United States District Court for the Southern District of New York (the “District Court”), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the “Tribune MDL”). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company (“Tribune”) (the “LBO”) and Tribune’s subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the “Individual Creditor Actions”) and a lawsuit brought by the trustee of a litigation trust (the “Trustee”) to whom Tribune’s committee of unsecured creditors assigned claims (the “Committee Action,” and with the Individual Creditor Actions, collectively referred to as the “Tribune Lawsuits”). The Tribune Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO.

On September 23, 2013, the District Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lacked standing to pursue their claims. The parties appealed the District Court’s dismissal order to the United States Court of Appeals for the Second Circuit (the “Second Circuit”), and on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs’ claims are preempted and barred by the Bankruptcy Code’s safe harbor for securities transactions. The individual creditor plaintiffs filed a petition for certiorari with the Supreme Court of the United States (the “Supreme Court”), seeking review of the Second Circuit’s ruling. Thereafter, the individual creditor plaintiffs moved the Second Circuit to review its prior ruling in light of the Supreme Court’s decision in Merit Management Group, LP v. FTI Consulting, Inc., 138 S.Ct. 883 (2018) (“Merit Mgmt.”), which addressed the scope of the Bankruptcy Code’s safe harbor for securities transactions. The Second Circuit agreed to review the matter and withdrew its mandate with respect to the affirmance of the dismissal order. Consequently, the Supreme Court dismissed the individual creditor plaintiffs’ petition for certiorari. On December 19, 2019, the Second Circuit again affirmed the

62

District Court’s dismissal of the Individual Creditor Actions on the grounds that the individual creditor plaintiffs’ claims are preempted and barred by the Bankruptcy Code’s safe harbor for securities transactions. The individual creditor plaintiffs moved the Second Circuit for rehearing, which the Second Circuit denied. The individual creditor plaintiffs recently filed a second petition for certiorari with the Supreme Court, which is pending.

On January 6, 2017, the District Court granted the shareholder defendants’ motion to dismiss the claims against them in the Committee Action. The Trustee moved for leave from the District Court to file an amended complaint to assert new constructive fraudulent transfer claims against the shareholder defendants in light of the Merit Mgmt. decision. The District Court denied the motion, ruling that the proposed amendment would unduly prejudice the shareholder defendants and would be futile because the Trustee’s proposed constructive fraudulent transfer claims would be barred by the Bankruptcy Code’s safe harbor for securities transactions, notwithstanding the Merit Mgmt. decision. The Trustee appealed the District Court’s dismissal order and order denying the Trustee’s motion for leave to amend to the Second Circuit. The Second Circuit held oral argument on August 24, 2020, and the parties await the Second Circuit’s ruling.

Litigation counsel to The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series in the Tribune Lawsuits has advised management that it does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Tribune Lawsuits or quantify the ultimate exposure to The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series arising from the Tribune Lawsuits. Until The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series can do so, no reduction of the respective net asset values of The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series will be made relating to the Tribune Lawsuits. However, even if the plaintiffs in the Tribune Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the respective net asset values of The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series at this time.

The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series also cannot quantify the cost of the Tribune Lawsuits that could potentially be deducted from their respective net asset values. Therefore, at this time, those investors buying or redeeming shares of The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series will pay or receive, as the case may be, a price based on the respective net asset values of The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series, with no adjustment relating to the Tribune Lawsuits. The attorneys’ fees and costs relating to the Tribune Lawsuits will be borne by The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series as incurred and in a manner similar to any other expenses incurred by The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series.

O. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The DFA International Value Series, The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, of The DFA International Value Series, The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series (three of the series constituting The DFA Investment Trust Company, hereafter collectively referred to as the “Series”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Series as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020, and each of the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodians, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios” ) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2020.

Each Board’s Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Abbie J. Smith, Douglas W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee did not meet during the fiscal year ended October 31, 2020.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2020.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

65

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	DFAIDG - Since 1983; DIG & DEM – Since 1993; DFAITC – Since 1992	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	132 portfolios in 5 investment companies	None
Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	Since 2017 for the Funds	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1988). Visiting Scholar, Federal Reserve Bank of Richmond (since 1990). Formerly, Fischer Black Visiting Professor of Financial Economics, Alfred P. Sloan School of Management, Massachusetts Institute of Technology (2015 to 2016).	132 portfolios in 5 investment companies	None
Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	Since March 2019 for the Funds	Dean Witter Distinguished Professor of Finance, Graduate School of Business, Stanford University (since 1984).	132 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008-April 2018).
Roger G. Ibbotson Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1943	Director	DFAIDG - Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992	Professor in Practice Emeritus of Finance, Yale School of Management (since 1984). Chairman and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Consultant to Morningstar, Inc. (2006 - 2016).	132 portfolios in 5 investment companies	None
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	DFAIDG - Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992	Chief Investment Strategist, Janus Henderson Investors (since 2014). Frank E. Buck Professor of Finance, Emeritus, Graduate School of Business, Stanford University (since 1981).	132 portfolios in 5 investment companies	Formerly, Adviser, Kuapay, Inc. (2013-2014). Formerly, Director, American Century Fund Complex (registered investment companies) (43 Portfolios) (1980-2014).

66

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000 for the Funds	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	132 portfolios in 5 investment companies	Director (since 2000) and formerly, Lead Director (2014- 2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (19 portfolios) (since 2009).
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	Since March 2019 for the Funds	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since January 2018). President, Western Finance Association (global association of academic researchers and practitioners in finance) (since June 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since January 2019). Member, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (since 2016). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016).	132 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

67

Interested Director

The following interested Director is described as such because he is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman and Director	DFAIDG - Since 1981; DIG & DFAITC – Since 1992; DEM – Since 1993	Chairman, Director/Trustee, and formerly, President and Co-Chief Executive Officer (each until March 2017) of “DEM, DFAIDG, “DIG and DFAITC. Executive Chairman, and formerly, President and Co- Chief Executive Officer (each until February 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”). Formerly, Chairman and Director (2009-2018) and Co-Chief Executive Officer (2010 – June 2017) of Dimensional Fund Advisors Canada ULC. Trustee, University of Chicago (since 2002). Trustee, University of Kansas Endowment Association (since 2005). Member of Hoover Institution Board (since September 2019). Formerly, Director of Dimensional Fund Advisors Ltd. (2002 – July 2017), DFA Australia Limited (1994 – July 2017), Dimensional Advisors Ltd. (2012 – July 2017), Dimensional Funds plc (2006 – July 2017) and Dimensional Funds II plc (2006 – July 2017). Formerly, Director and President of Dimensional Japan Ltd. (2012 – April 2017). Formerly, President, Dimensional SmartNest (US) LLC (2009-2014); and Limited Partner, VSC Investors, LLC (2007-2015). Formerly, Chairman, Director, President and Co-Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (2010-September 2017).	132 portfolios in 5 investment companies	None

1	Each Director holds office for an indefinite term until his or her successor is elected and qualified.
2

Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

68

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

○    all the DFA Entities (since 2001)

○   DFA Australia Limited (since 2002)

○    Dimensional Fund Advisors Ltd. (since 2002)

○   Dimensional Cayman Commodity Fund I Ltd. (since 2010)

○    Dimensional Fund Advisors Pte. Ltd. (since 2012)

○    Dimensional Hong Kong Limited (since 2012)

○   Dimensional ETF Trust (since June 2020)

Director, Vice President and Assistant Secretary (since 2003) of

○    Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since September 2019

Vice President and Assistant Secretary of

○    DFAIDG, DIG, DFAITC and DEM (since September 2019)

○    Dimensional ETF Trust (since June 2020)

Vice President (since January 2018) of

○   Dimensional Holdings Inc.

○   Dimensional Fund Advisors LP

○    Dimensional Investment LLC

○   DFA Securities LLC

David P. Butler 1964	Co-Chief Executive Officer	Since 2017

Co-Chief Executive Officer of

○    all the DFA entities (since 2017)

○   Dimensional ETF Trust (since June 2020)

Director (since 2017) of

○    Dimensional Holdings Inc.

○   Dimensional Fund Advisors Canada ULC

○    Dimensional Japan Ltd.

○   Dimensional Advisors Ltd.

○    Dimensional Fund Advisors Ltd.

○   DFA Australia Limited

Director and Co-Chief Executive Officer (since 2017) of

○    Dimensional Cayman Commodity Fund I Ltd.

Head of Global Financial Advisor Services (since 2007) for

○   Dimensional Fund Advisors LP

Formerly, Vice President (2007 – 2017) of

○    all the DFA Entities

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

○    all the DFA entities (since 2017)

○   Dimensional ETF Trust (since June 2020)

Director and Vice President (since 2016) of

○    Dimensional Japan Ltd.

President and Director (since 2016) of

○   Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

○    DFA Australia Limited

Director (since 2016) of

○    Dimensional Advisors Ltd.

69

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

○   Dimensional Fund Advisors Pte. Ltd.

○   Dimensional Hong Kong Limited

Vice President (since 2016) of

○    Dimensional Fund Advisors Pte. Ltd.

Formerly, Vice President (2004 – 2017) of

○    all the DFA Entities

Formerly, Vice President (2010 – 2016) of

○   Dimensional Fund Advisors Canada ULC

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

○    Dimensional Fund Advisors LP

Randy Olson 1980	Chief Compliance Officer	Since August 2020

Chief Compliance Officer (since August 2020)

○    DFA Investment Dimensions Group Inc.

○   Dimensional Investment Group Inc.

○    The DFA Investment Trust Company

○   Dimensional Emerging Markets Value Fund

Chief Compliance Officer (since September 2020)

○    Dimensional ETF Trust

Formerly, Vice President – Senior Compliance Officer

○   Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan

○    Dimensional Investment Advisors LP (April 2017 – January 2020)

Lisa M. Dallmer 1972	Vice President, Chief Financial Officer, and Treasurer	Since March 2020

Vice President, Chief Financial Officer, and Treasurer of

○    the DFA Fund Complex (since March 2020)

○   Dimensional ETF Trust (since June 2020)

Executive Vice President (since January 2020)

○    Dimensional Holdings Inc.

○   Dimensional Fund Advisors LP

○    Dimensional Investments LLC

○   DFA Securities LLC

Chief Operating Officer (since December 2019)

○    Dimensional Holdings Inc.

○   Dimensional Fund Advisors LP

○    Dimensional Investments LLC

○   DFA Securities LLC

Formerly, Interim Chief Financial Officer and Treasurer (April 2020 - September 2020)

○    Dimensional Fund Advisors Canada ULC

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President (since 2004) and Assistant Secretary (2017-2019) of

○    all the DFA Entities

Vice President (since June 2020)

○    Dimensional ETF Trust

Vice President and Assistant Secretary (since 2010) of

○    Dimensional Cayman Commodity Fund I Ltd.

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017	Vice President (since 2015) of ○ all the DFA Entities Assistant Treasurer (since 2017) of ○ the DFA Fund Complex Vice President and Assistant Treasurer (since June 2020) ○ Dimensional ETF Trust

70

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Formerly, Senior Tax Manager (2013 – 2015) for ○ Dimensional Fund Advisors LP
Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of ○ all the DFA Entities (since 2010) ○ Dimensional ETF Trust (since June 2020) ○ Dimensional Cayman Commodity Fund I Ltd. (since 2010)
Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

○    the DFA Fund Complex (since 2017)

○   Dimensional ETF Trust (since June 2020)

General Counsel (since 2001) of

○    all the DFA Entities (since 2001)

○   Dimensional ETF Trust (since June 2020)

Executive Vice President (since 2017) and Secretary (since 2000) of

○    Dimensional Fund Advisors LP

○   Dimensional Holdings Inc.

○    DFA Securities LLC

○   Dimensional Investment LLC

Director (since 2002), Vice President (since 1997) and Secretary (since 2002) of

○    DFA Australia Limited

○   Dimensional Fund Advisors Ltd.

Vice President and Secretary of

○    Dimensional Fund Advisors Canada ULC (since 2003)

○    Dimensional Cayman Commodity Fund I Ltd. (since 2010)

○   Dimensional Japan Ltd. (since 2012)

○    Dimensional Advisors Ltd (since 2012)

○   Dimensional Fund Advisors Pte. Ltd. (since 2012)

Director of

○   Dimensional Funds plc (since 2002)

○    Dimensional Funds II plc (since 2006)

○   Director of Dimensional Japan Ltd. (since 2012)

○    Dimensional Advisors Ltd. (since 2012)

○   Dimensional Fund Advisors Pte. Ltd. (since 2012)

○    Dimensional Hong Kong Limited (since 2012)

○   Dimensional Ireland Limited (since 2019)

Formerly, Vice President and Secretary (2010 – 2014) of

○    Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

○   the DFA Fund Complex

Formerly, Vice President of

○    Dimensional Fund Advisors LP (1997 – 2017)

○   Dimensional Holdings Inc. (2006 – 2017)

○    DFA Securities LLC (1997 – 2017)

○   Dimensional Investment LLC (2009 – 2017)

Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President (since 2010) and Secretary (since 2017) of

○    the DFA Fund Complex

Vice President and Secretary of

○    Dimensional ETF Trust (since June 2020)

Vice President (since 2010) and Assistant Secretary (since 2016) of

○   Dimensional Fund Advisors LP

○    Dimensional Holdings Inc.

○   Dimensional Investment LLC

71

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Vice President of ○ DFA Securities LLC (since 2010) ○ Dimensional Cayman Commodity Fund I Ltd. (since 2010) ○ Dimensional Fund Advisors Canada ULC (since 2016)
Gerard K. O’Reilly 1976	Co-Chief Executive Officer and Chief Investment Officer	Co-Chief Executive Officer and Chief Investment Officer since 2017

Co-Chief Executive Officer and Chief Investment Officer of

○    all the DFA Entities (since 2017)

○   Dimensional Fund Advisors Canada ULC (since 2017)

○    Dimensional ETF Trust (since June 2020)

Director, Chief Investment Officer and Vice President (since 2017) of

○   DFA Australia Limited

Chief Investment Officer (since 2017) and Vice President (since 2016) of

○    Dimensional Japan Ltd.

Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of

○   Dimensional Cayman Commodity Fund I Ltd.

Director of

○    Dimensional Funds plc (since 2014)

○   Dimensional Fund II plc (since 2014)

○    Dimensional Holdings Inc. (since 2017)

○   Dimensional Ireland Limited (since 2019)

Formerly, Co-Chief Investment Officer of

○    Dimensional Japan Ltd. (2016 – 2017)

○   DFA Australia Limited (2014 – 2017)

Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of

○    all the DFA Entities

Formerly, Vice President (2007 – 2017) of

○   all the DFA Entities

Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of

○    Dimensional Fund Advisors Canada ULC

Formerly, Director (2017 – 2018) of

○   Dimensional Fund Advisors Pte. Ltd.

James J. Taylor 1983	Vice President and Assistant Treasurer	Since March 2020

Vice President and Assistant Treasurer of

○    the DFA Fund Complex (since March 2020)

○   Dimensional ETF Trust (since June 2020)

Vice President (since 2016) of

○    Dimensional Holdings Inc.

○   Dimensional Fund Advisors LP

○    Dimensional Investment LLC

○   DFA Securities LLC

Formerly, Accounting Manager (2015-2016)

○    Dimensional Fund Advisors LP

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Directors/Trustees and until his or her successor is elected and qualified.

72

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at http://us.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

73

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2019 to October 31, 2020, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualifying For Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualifying Interest Income (6)	Qualifying Short- Term Capital Gain (7)
DFA International Value Portfolio III	100%	—	—	—	—	100%	—	83%	—	7%	93%	—	—
U.S. Large Cap Value Portfolio III	40%	—	60%	—	—	100%	75%	99%	—	—	5%	—	—
Tax-Managed U.S. Marketwide Value Portfolio II	52%	—	48%	—	—	100%	78%	100%	—	—	3%	—	—

(1)

Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(4)	“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5)	“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(6)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(7)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

74

DFA103120-008A
00253046

Annual Report

Year Ended: October 31, 2020

DIMENSIONAL INVESTMENT GROUP INC.

Emerging Markets Portfolio II

See the inside front cover for important information about access to your fund’s annual and semi-annual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on the Portfolio’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Portfolio anytime by contacting the Portfolio’s transfer agent at (888) 576-1167 or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

[THIS PAGE INTENTIONALLY LEFT BLANK]

December 2020

Dear Fellow Shareholder,

As we come to the end of a year that saw an array of challenges, we want to thank you for the honor of serving you. We recognize that your financial assets play a vital role in your future, and we have tremendous gratitude for the faith you place in us by entrusting those assets with Dimensional.

Since the day our firm was founded nearly 40 years ago, we have focused on bringing the great ideas in finance to life for investors. We believe that a sensible, financial science-based approach offers people the best chance at a successful investment experience. With that as a guiding principle, we continue to innovate in the strategies we offer and how they are executed. We look forward to further work on these efforts—if there’s a better way to do something, we want to pursue it.

We also place great value on helping our clients understand what they can expect from us. We strive to be transparent about what we can deliver, and to then excel in our execution.

That’s how we help clients achieve their financial goals. And at Dimensional, we believe that when investors win, we all win. On behalf of over 1,400 employees, we send our deepest appreciation for letting us serve as the investment manager of your assets.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and
CHIEF INVESTMENT OFFICER

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

ANNUAL REPORT

This report is submitted for the information of the Portfolio’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedule of Investments/Summary Schedule of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
SA	Special Assessment

Investment Footnotes
†	See Note B to Financial Statements.
»	Securities that have generally been fair value factored. See Note B to Financial
Statements.
‡	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*	Non-Income Producing Securities.
Ω	Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.
#	Total or Partial Securities on Loan.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Fund.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHART

(Unaudited)

Emerging Markets Portfolio II vs. MSCI Emerging Markets Index (net dividends) October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

2

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2020

Performance of non-U.S. developed markets was mostly negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI World ex USA Index	-6.79%
MSCI World ex USA Mid Cap Index	-3.83%
MSCI World ex USA Small Cap Index	-0.65%
MSCI World ex USA Value Index	-18.72%
MSCI World ex USA Growth Index	5.65%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against most non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2020

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-2.97%	0.33%
United Kingdom	-22.19%	-22.25%
France	-17.43%	-13.79%
Switzerland	-4.37%	2.95%
Canada	-4.70%	-6.05%
Germany	-10.77%	-6.84%
Australia	-11.01%	-9.29%
Netherlands	4.14%	8.62%
Hong Kong	-8.06%	-7.15%
Sweden	0.79%	9.10%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

Emerging markets had mostly positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI Emerging Markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

3

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI Emerging Markets Index	8.25%
MSCI Emerging Markets Mid Cap Index	-3.22%
MSCI Emerging Markets Small Cap Index	2.39%
MSCI Emerging Markets Value Index	-8.47%
MSCI Emerging Markets Growth Index	25.97%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2020

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	33.57%	35.19%
Taiwan	18.86%	26.49%
Korea	11.33%	14.15%
India	1.83%	-2.54%
Brazil	-11.13%	-38.13%
South Africa	-6.49%	-13.31%
Saudi Arabia	-0.90%	-0.90%
Russia	-14.17%	-29.27%
Thailand	-28.54%	-30.77%
Malaysia	-6.02%	-5.49%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2020, these differences generally contributed positively to the Portfolios’ relative performance.

4

Emerging Markets Portfolio II

The Emerging Markets II Portfolio invests in large-cap stocks in emerging markets by purchasing shares of The Emerging Markets Series, a Master Fund managed by Dimensional that invests in such securities. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher-profitability within the large-cap segment of emerging markets. As of October 31, 2020, the Master Fund held approximately 1,610 securities in 24 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2020, total returns were 2.45% for the Portfolio and 8.25% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. The Master Fund’s greater emphasis on low relative price (value) stocks had a negative impact on performance relative to the benchmark, as value stocks underperformed high relative price (growth) stocks in emerging markets for the period. The Master Fund’s greater allocation to stocks with smaller market capitalizations within the large cap universe also detracted from relative performance, as these stocks underperformed their larger counterparts for the period.

5

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2020

EXPENSE TABLE

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Emerging Markets Portfolio II (2)
Actual Fund Return	$1,000.00	$1,194.60	0.36%	$1.99
Hypothetical 5% Annual Return	$1,000.00	$1,023.33	0.36%	$1.83

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

(2)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

6

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere in the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Affiliated Investment Company’s holdings, which reflect the investments by category.

Affiliated Investment Company
Emerging Markets Portfolio II	100.0%

7

EMERGING MARKETS PORTFOLIO II

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Emerging Markets Series of The DFA Investment Trust Company	$66,443,287

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES.	$66,443,287

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

8

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

Emerging Markets Portfolio II
ASSETS:
Investment in Affiliated Investment Company at Value	$66,443
Receivables:
Fund Shares Sold	340
Prepaid Expenses and Other Assets	11

Total Assets	66,794

LIABILITIES:
Payables:
Due to Advisor	8
Accrued Expenses and Other Liabilities	27

Total Liabilities	35

NET ASSETS	$66,759

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	2,900,332

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$23.02

NET ASSETS CONSIST OF:
Paid-In Capital	$520
Total Distributable Earnings (Loss)	66,239

NET ASSETS	$66,759

(1) NUMBER OF SHARES AUTHORIZED	300,000,000

See accompanying Notes to Financial Statements.

9

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

Emerging Markets Portfolio II*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $210)	$1,538
Income from Securities Lending	36
Expenses Allocated from Affiliated Investment Companies	(88)

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	1,486

Fund Expenses
Investment Management Fees	158
Accounting & Transfer Agent Fees	10
Filing Fees	21
Shareholders’ Reports	13
Professional Fees	2
Other	2

Total Fund Expenses	206

Fees Waived, Expenses Reimbursed by Advisor (Note C)	63

Net Expenses	143

Net Investment Income (Loss)	1,343

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company**	7,123
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	(7,110)

Net Realized and Unrealized Gain (Loss)	13

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,356

**	Net of foreign capital gain taxes withheld of $0.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

10

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets Portfolio II***
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,343	$1,861
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company*,**	7,123	5,991
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	(7,110)	(1,123)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,356	6,729

Distributions:
Institutional Class Shares	(7,895)	(4,951)
Capital Share Transactions (1):
Shares Issued	19,396	18,130
Shares Issued in Lieu of Cash Distributions	7,894	4,951
Shares Redeemed	(20,409)	(21,304)

Net Increase (Decrease) from Capital Share Transactions	6,881	1,777

Total Increase (Decrease) in Net Assets	342	3,555
Net Assets
Beginning of Year	66,417	62,862

End of Year	$66,759	$66,417

(1) Shares Issued and Redeemed:
Shares Issued	894	729
Shares Issued in Lieu of Cash Distributions	333	215
Shares Redeemed	(951)	(863)

Net Increase (Decrease) from Shares Issued and Redeemed	276	81

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

11

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Portfolio II
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016

Net Asset Value, Beginning of Year	$25.30	$24.71	$28.65	$23.46	$21.80

Income from Investment Operations (A)
Net Investment Income (Loss)	0.47	0.69	0.63	0.49	0.48
Net Gains (Losses) on Securities (Realized and Unrealized)	0.23	1.87	(4.01)	5.22	1.85

Total from Investment Operations	0.70	2.56	(3.38)	5.71	2.33

Less Distributions:
Net Investment Income	(0.98)	(0.73)	(0.56)	(0.52)	(0.67)
Net Realized Gains	(2.00)	(1.24)	—	—	—

Total Distributions	(2.98)	(1.97)	(0.56)	(0.52)	(0.67)

Net Asset Value, End of Year	$23.02	$25.30	$24.71	$28.65	$23.46

Total Return	2.45%	11.14%	(12.03%)	25.04%	11.26%

Net Assets, End of Year (thousands)	$66,759	$66,417	$62,862	$83,299	$83,330
Ratio of Expenses to Average Net Assets (B)	0.36%	0.38%	0.34%	0.34%	0.34%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (B)	0.46%	0.48%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets (B)	2.12%	2.79%	2.21%	1.95%	2.25%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

12

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of eleven portfolios, one of which, Emerging Markets Portfolio II (the “Portfolio”), is presented in this report. The remaining portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

The Portfolio invests substantially all of its assets in The Emerging Markets Series (the “Series”), a corresponding series of The DFA Investment Trust Company. As of October 31, 2020, the Portfolio owned 1% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolio’s investments reflect its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolio’s investments is disclosed previously in this note. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

13

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

3. Other: The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities and foreign currency from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or the Portfolio are allocated using methods approved by the Board, generally based on average net assets.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio.

For the year ended October 31, 2020, the Portfolio’s investment management fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.25% of the Portfolio’s average daily net assets. Pursuant to an Amended and Restated Fee Waiver Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the “Money Market Series”), to the rate listed below as a percentage of the average net assets of a class of the Portfolio on an annualized basis. The Fee Waiver Agreement will remain in effect permanently, unless terminated by the Fund.

During the year ended October 31, 2020, the Portfolio had a total management fee limit based on a percentage of its average net assets on an annualized basis and waived fees (amount in thousands) as reflected below.

Institutional Class Shares	Total Management Fee Limit	Net Waived Fees/ Expenses Assumed (Recovered Previously Waived Fees/Expenses Assumed)
Emerging Markets Portfolio II	0.25%	$63

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2020, the total related amount paid by the Fund to the CCO was $30 (in thousands). The total related amount paid by the Portfolio is included in Other Expenses on the Statement of Operations.

14

D. Deferred Compensation:

As of October 31, 2020, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

Emerging Markets Portfolio II	$7

E. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2020, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2019, and October 31, 2020, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
Emerging Markets Portfolio II
2019	$1,831	$3,120	—	$4,951
2020	2,597	5,297	—	7,894

As of October 31, 2020, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Emerging Markets Portfolio II	$1,238	$6,967	$58,040	$66,245

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Portfolio did not have any capital loss carryforwards available to offset future realized capital gains.

15

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Emerging Markets Portfolio II	$8,267	$58,175	—	$58,175

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no additional provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 7, 2021.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2021.

There were no borrowings by the Portfolio under the lines of credit during the year ended October 31, 2020.

G. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

H. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio’s adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolio’s early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

I. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

J. Other:

As of October 31, 2020, one shareholder held 100% of the outstanding shares of the Portfolio. The one shareholder is an omnibus account, which typically hold shares for the benefit of several other underlying investors.

The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against the Portfolio, individually or in aggregate, will not have a material adverse impact on the Portfolio’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

K. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of Emerging Markets Portfolio II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Portfolio II (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the “Portfolio”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHART

(Unaudited)

The Emerging Markets Series vs. MSCI Emerging Markets Index (net dividends) October 31, 2010- October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

19

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2020

Performance of non-U.S. developed markets was mostly negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI World ex USA Index	-6.79%
MSCI World ex USA Mid Cap Index	-3.83%
MSCI World ex USA Small Cap Index	-0.65%
MSCI World ex USA Value Index	-18.72%
MSCI World ex USA Growth Index	5.65%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against most non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2020

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-2.97%	0.33%
United Kingdom	-22.19%	-22.25%
France	-17.43%	-13.79%
Switzerland	-4.37%	2.95%
Canada	-4.70%	-6.05%
Germany	-10.77%	-6.84%
Australia	-11.01%	-9.29%
Netherlands	4.14%	8.62%
Hong Kong	-8.06%	-7.15%
Sweden	0.79%	9.10%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

Emerging markets had mostly positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI Emerging Markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

20

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI Emerging Markets Index	8.25%
MSCI Emerging Markets Mid Cap Index	-3.22%
MSCI Emerging Markets Small Cap Index	2.39%
MSCI Emerging Markets Value Index	-8.47%
MSCI Emerging Markets Growth Index	25.97%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2020

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	33.57%	35.19%
Taiwan	18.86%	26.49%
Korea	11.33%	14.15%
India	1.83%	-2.54%
Brazil	-11.13%	-38.13%
South Africa	-6.49%	-13.31%
Saudi Arabia	-0.90%	-0.90%
Russia	-14.17%	-29.27%
Thailand	-28.54%	-30.77%
Malaysia	-6.02%	-5.49%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2020, these differences generally contributed positively to the Portfolios’ relative performance.

21

The Emerging Markets Series

The Emerging Markets Series invests in large-cap stocks in emerging markets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher-profitability within the large-cap segment of emerging markets. As of October 31, 2020, the Series held approximately 1,610 securities in 24 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were 2.67% for the Series and 8.25% for the MSCI Emerging Markets Index (net dividends), the Series’ benchmark. The Series’ greater emphasis on low relative price (value) stocks had a negative impact on performance relative to the benchmark, as value stocks underperformed high relative price (growth) stocks in emerging markets for the period. The Series’ greater allocation to mid-caps also detracted from relative performance, as mid-cap stocks underperformed large-cap stocks in emerging markets.

22

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2020

EXPENSE TABLE

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
The Emerging Markets Series
Actual Fund Return	$1,000.00	$1,195.80	0.13%	$0.72
Hypothetical 5% Annual Return	$1,000.00	$1,024.48	0.13%	$0.66

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

23

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

INTERNATIONAL EQUITY PORTFOLIO

The Emerging Markets Series

Communication Services	11.9%
Consumer Discretionary	15.6%
Consumer Staples	7.3%
Energy	4.7%
Financials	16.8%
Health Care	3.7%
Industrials	5.9%
Information Technology	19.7%
Materials	8.9%
Real Estate	3.2%
Utilities	2.3%

100.0%

24

THE EMERGING MARKETS SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value»	Percentage of Net Assets‡
	COMMON STOCKS — (97.8%)
	BRAZIL — (3.5%)
	Vale SA	3,260,013	$34,401,443	0.6%
	Other Securities		167,323,796	2.9%

	TOTAL BRAZIL		201,725,239	3.5%

	CHILE — (0.6%)
	Other Securities		34,802,860	0.6%

	CHINA — (37.9%)
*	Alibaba Group Holding Ltd	531,400	20,136,789	0.4%
*	Alibaba Group Holding, Ltd., Sponsored ADR	929,746	283,284,309	5.0%
*	Baidu, Inc., Sponsored ADR	256,028	34,064,525	0.6%
	BYD Co., Ltd., Class H	1,095,886	22,153,115	0.4%
	China Construction Bank Corp., Class H	90,026,590	62,038,499	1.1%
	China Mengniu Dairy Co., Ltd	3,900,000	18,385,826	0.3%
	China Merchants Bank Co., Ltd., Class H	3,814,554	19,869,756	0.4%
	China Mobile, Ltd., Sponsored ADR	985,751	30,292,128	0.5%
	China Overseas Land & Investment, Ltd	8,252,500	20,728,548	0.4%
	China Pacific Insurance Group Co., Ltd., Class H	4,718,600	14,766,684	0.3%
	China Resources Land, Ltd	5,456,666	22,315,938	0.4%
	CNOOC, Ltd	21,810,000	19,955,184	0.4%
	Country Garden Holdings Co., Ltd	14,905,519	18,421,149	0.3%
	CSPC Pharmaceutical Group, Ltd	15,713,200	16,686,241	0.3%
	Geely Automobile Holdings, Ltd	10,164,000	20,885,552	0.4%
	Industrial & Commercial Bank of China, Ltd., Class H	53,639,185	30,459,764	0.5%
*	JD.com, Inc., ADR	375,265	30,591,603	0.5%
	Li Ning Co., Ltd	2,852,000	14,864,451	0.3%
Ω	Longfor Group Holdings, Ltd	3,028,500	16,593,483	0.3%
*	Meituan Dianping, Class B	1,349,300	50,300,768	0.9%
	NetEase, Inc., ADR	334,090	28,995,671	0.5%
*	New Oriental Education & Technology Group, Inc., Sponsored ADR	93,806	15,044,606	0.3%
	Ping An Insurance Group Co. of China, Ltd., Class H	5,805,000	60,021,804	1.1%
	Sino Biopharmaceutical, Ltd	20,119,500	20,380,930	0.4%
#	Sunac China Holdings, Ltd	5,686,000	21,073,171	0.4%
	Sunny Optical Technology Group Co., Ltd	983,200	16,324,179	0.3%
	Tencent Holdings, Ltd	4,259,000	325,411,486	5.7%
*	Vipshop Holdings, Ltd., ADR	978,073	20,930,762	0.4%
	Yum China Holdings, Inc	495,373	26,368,705	0.5%
	Other Securities		884,618,737	14.9%

	TOTAL CHINA		2,185,964,363	38.2%

	COLOMBIA — (0.2%)
	Other Securities		12,542,296	0.2%

	CZECH REPUBLIC — (0.1%)
	Other Securities		4,863,295	0.1%

	EGYPT — (0.1%)
	Other Securities		4,967,481	0.1%

	GREECE — (0.2%)
	Other Securities		11,392,080	0.2%

25

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
HONG KONG — (0.3%)
Shenzhou International Group Holdings, Ltd	1,090,300	$18,970,528	0.3%

HUNGARY — (0.3%)
Other Securities		16,303,330	0.3%

INDIA — (10.2%)
* HDFC Bank, Ltd	2,413,140	38,500,245	0.7%
Hindustan Unilever, Ltd	707,479	19,816,710	0.4%
Housing Development Finance Corp., Ltd	751,775	19,477,620	0.4%
Infosys, Ltd	2,138,472	30,632,413	0.5%
Infosys, Ltd., Sponsored ADR	1,345,607	19,201,812	0.3%
Reliance Industries, Ltd	2,124,250	59,176,691	1.0%
Tata Consultancy Services, Ltd	789,149	28,427,406	0.5%
Other Securities		372,127,710	6.5%

TOTAL INDIA		587,360,607	10.3%

INDONESIA — (1.6%)
Other Securities		93,889,203	1.7%

MALAYSIA — (2.0%)
Other Securities		114,863,184	2.0%

MEXICO — (2.3%)
# America Movil S.A.B. de C.V	30,206,745	18,356,313	0.3%
* Grupo Financiero Banorte S.A.B. de C.V., Class O	3,719,595	16,588,817	0.3%
Other Securities		97,357,142	1.7%

TOTAL MEXICO		132,302,272	2.3%

PERU — (0.1%)
Other Securities		7,481,034	0.1%

PHILIPPINES — (0.9%)
Other Securities		52,952,150	0.9%

POLAND — (0.6%)
Other Securities		34,538,730	0.6%

QATAR — (0.2%)
Other Securities		12,874,411	0.2%

RUSSIA — (1.1%)
Other Securities		59,468,156	1.0%

SAUDI ARABIA — (1.7%)
Other Securities		99,441,875	1.7%

SOUTH AFRICA — (4.2%)
Gold Fields, Ltd., Sponsored ADR	2,253,137	24,626,787	0.4%
Naspers, Ltd., Class N	149,803	29,245,654	0.5%
Other Securities		186,680,460	3.3%

TOTAL SOUTH AFRICA		240,552,901	4.2%

SOUTH KOREA — (13.5%)
Kia Motors Corp	342,300	15,351,859	0.3%

26

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (Continued)
LG Electronics, Inc	320,927	$23,857,535	0.4%
Samsung Electronics Co., Ltd	4,886,904	245,643,203	4.3%
Samsung Electronics Co., Ltd., GDR	15,174	19,143,068	0.3%
SK Hynix, Inc	649,088	46,048,152	0.8%
Other Securities		426,339,230	7.5%

TOTAL SOUTH KOREA		776,383,047	13.6%

TAIWAN — (13.8%)
E.Sun Financial Holding Co., Ltd	17,382,049	14,778,493	0.3%
Hon Hai Precision Industry Co., Ltd	6,081,322	16,493,336	0.3%
Taiwan Semiconductor Manufacturing Co., Ltd	18,986,808	287,264,205	5.0%
Other Securities		475,431,205	8.3%

TOTAL TAIWAN		793,967,239	13.9%

THAILAND — (1.8%)
Other Securities		102,358,960	1.8%

TURKEY — (0.4%)
Other Securities		23,041,102	0.4%

UNITED ARAB EMIRATES — (0.2%)
Other Securities		10,706,415	0.2%

TOTAL COMMON STOCKS		5,633,712,758	98.4%

PREFERRED STOCKS — (0.7%)

BRAZIL — (0.7%)
Other Securities		39,615,119	0.7%

CHILE — (0.0%)
Other Security		898,604	0.0%

COLOMBIA — (0.0%)
Other Securities		2,129,608	0.1%

SOUTH KOREA — (0.0%)
Other Security		34,939	0.0%

TOTAL PREFERRED STOCKS		42,678,270	0.8%

RIGHTS/WARRANTS — (0.0%)

SOUTH KOREA — (0.0%)
Other Securities		542,505	0.0%

THAILAND — (0.0%)
Other Security		19,192	0.0%

TOTAL RIGHTS/WARRANTS		561,697	0.0%

TOTAL INVESTMENT SECURITIES
(Cost $3,825,169,035)		5,676,952,725

27

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
SECURITIES LENDING COLLATERAL — (1.5%)
@§ The DFA Short Term Investment Fund	7,504,709	$86,836,989	1.5%

TOTAL INVESTMENTS—(100.0%)
(Cost $3,911,982,853)		$5,763,789,714	100.7%

As of October 31, 2020, The Emerging Markets Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	650	12/18/20	$35,489,791	$35,811,750	$321,959
S&P 500® Emini Index	25	12/18/20	4,365,618	4,080,875	(284,743)

Total Futures Contracts			$39,855,409	$39,892,625	$37,216

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$201,725,239	—	—	$201,725,239
Chile	18,460,290	$16,342,570	—	34,802,860
China	565,124,620	1,620,839,743	—	2,185,964,363
Colombia	12,542,296	—	—	12,542,296
Czech Republic	—	4,863,295	—	4,863,295
Egypt	2,976	4,964,505	—	4,967,481
Greece	16,925	11,375,155	—	11,392,080
Hong Kong	—	18,970,528	—	18,970,528
Hungary	—	16,303,330	—	16,303,330
India	37,978,024	549,382,583	—	587,360,607
Indonesia	1,480,028	92,409,175	—	93,889,203
Malaysia	—	114,863,184	—	114,863,184
Mexico	132,302,272	—	—	132,302,272
Peru	7,481,034	—	—	7,481,034
Philippines	2,416,364	50,535,786	—	52,952,150
Poland	—	34,538,730	—	34,538,730
Qatar	—	12,874,411	—	12,874,411
Russia	11,010,692	48,457,464	—	59,468,156
Saudi Arabia	—	99,441,875	—	99,441,875
South Africa	44,310,917	196,241,984	—	240,552,901
South Korea	11,623,692	764,759,355	—	776,383,047
Taiwan	6,455,067	787,512,172	—	793,967,239
Thailand	102,358,960	—	—	102,358,960
Turkey	—	23,041,102	—	23,041,102
United Arab Emirates	—	10,706,415	—	10,706,415
Preferred Stocks
Brazil	39,615,119	—	—	39,615,119
Chile	—	898,604	—	898,604
Colombia	2,129,608	—	—	2,129,608
South Korea	—	34,939	—	34,939

28

THE EMERGING MARKETS SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Rights/Warrants
South Korea	—	$542,505	—	$542,505
Thailand	—	19,192	—	19,192
Securities Lending Collateral	—	86,836,989	—	86,836,989
Futures Contracts**	$37,216	—	—	37,216

TOTAL	$1,197,071,339	$4,566,755,591	—	$5,763,826,930

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

29

THE DFA INVESTMENT TRUST COMPANY

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands)

The Emerging Markets Series*
ASSETS:
Investment Securities at Value (including $143,862 of securities on loan, respectively)	$5,676,953
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $86,814)	86,837
Segregated Cash for Futures Contracts	3,400
Foreign Currencies at Value	21,390
Cash	13,853
Receivables:
Investment Securities Sold	23,006
Dividends, Interest and Tax Reclaims	5,438
Securities Lending Income	188
Unrealized Gain on Foreign Currency Contracts	11

Total Assets	5,831,076

LIABILITIES:
Payables:
Upon Return of Securities Loaned	86,841
Investment Securities Purchased	5,592
Due to Advisor	496
Futures Margin Variation	495
Unrealized Loss on Foreign Currency Contracts	3
Deferred Taxes Payable	12,536
Accrued Expenses and Other Liabilities	788

Total Liabilities	106,751

NET ASSETS	$5,724,325

Investment Securities at Cost	$3,825,169

Foreign Currencies at Cost	$20,836

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

30

THE DFA INVESTMENT TRUST COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

The Emerging Markets Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $19,423)	$142,518
Income from Securities Lending	3,313

Total Investment Income	145,831

Expenses
Investment Management Fees	5,796
Accounting & Transfer Agent Fees	264
Custodian Fees	1,438
Shareholders’ Reports	37
Directors’/Trustees’ Fees & Expenses	50
Professional Fees	311
Other	556

Total Expenses	8,452

Fees Paid Indirectly (Note C)	456

Net Expenses	7,996

Net Investment Income (Loss)	137,835

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	52,822
Affiliated Investment Companies Shares Sold	(9)
Futures	20,410
Foreign Currency Transactions	(3,976)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	21,823
Affiliated Investment Companies Shares	3
Futures	(366)
Translation of Foreign Currency-Denominated Amounts	(16)

Net Realized and Unrealized Gain (Loss)	90,691

Net Increase (Decrease) in Net Assets Resulting from Operations	$228,526

**	Net of foreign capital gain taxes withheld of $163.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

31

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Emerging Markets Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$137,835	$177,871
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	52,822	(58,802)
Affiliated Investment Companies Shares Sold	(9)	(6)
Futures	20,410	1,845
Foreign Currency Transactions	(3,976)	(438)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	21,823	502,945
Affiliated Investment Companies Shares	3	9
Futures	(366)	3,110
Translation of Foreign Currency-Denominated Amounts	(16)	21

Net Increase (Decrease) in Net Assets Resulting from Operations	228,526	626,555

Transactions in Interest:
Contributions	607,207	437,177
Withdrawals	(1,145,570)	(499,219)

Net Increase (Decrease) from Transactions in Interest	(538,363)	(62,042)

Total Increase (Decrease) in Net Assets	(309,837)	564,513
Net Assets
Beginning of Year	6,034,162	5,469,649

End of Year	$5,724,325	$6,034,162

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $163.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0.

See accompanying Notes to Financial Statements.

32

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Emerging Markets Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Total Return	2.67%	11.40%	(11.83%)	25.26%	11.44%

Net Assets, End of Year (thousands)	$5,724,325	$6,034,162	$5,469,649	$6,723,207	$4,997,731
Ratio of Expenses to Average Net Assets	0.13%	0.14%	0.14%	0.15%	0.15%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.14%	0.15%	0.14%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.38%	3.04%	2.40%	2.23%	2.45%
Portfolio Turnover Rate	22%	9%	12%	8%	5%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

33

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of eleven portfolios, one of which, The Emerging Markets Series (the “Series”), is presented in this section of the report. The remaining operational portfolios are presented in separate reports. The Series is an investment company, and accordingly, follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Series uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

The Series will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset value of the Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the Series’ shares at the close of the NYSE, the Series will fair value its foreign

34

investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Series’ foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Series uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Series uses fair value pricing, the values assigned to the foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables are included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Series, whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate this translation, the Series enters into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The Series does not isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Series and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred

35

fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees generally based on average net assets.

The Series may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Series is subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the year ended October 31, 2020, investment management fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% of average daily net assets for the Series.

Earned Income Credit:

Additionally, the Series has entered into arrangements with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of its custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Series’ net assets. During the year ended October 31, 2020, expenses reduced were as follows (amount in thousands):

Fees Paid Indirectly
The Emerging Markets Series	$456

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2020, the total related amount paid by the Trust to the CCO was $63 (in thousands). The total related amount paid by the Series is included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

As of October 31, 2020, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

The Emerging Markets Series	$179

36

E. Purchases and Sales of Securities:

For the year ended October 31, 2020, the Series’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Other Investment Securities
	Purchases	Sales
The Emerging Markets Series	$1,257,893	$1,636,494

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2020, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions
The Emerging Markets Series
The DFA Short Term Investment Fund	$133,344	$643,133	$689,634	$(9)	$3	$86,837	7,505	$998	—

Total	$133,344	$643,133	$689,634	$(9)	$3	$86,837	7,505	$998	—

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to its partners.

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The Emerging Markets Series	$3,937,373	$2,325,868	$(499,442)	$1,826,426

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series’ tax positions and has concluded that no additional provision for income tax is required in the Series’ financial statements. The Series is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

37

G. Financial Instruments:

In accordance with the Series’ investment objective and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by the Series may be inhibited.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Series.

2. Forward Currency Contracts: The Series may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge the Series’ currency exposure with respect to a foreign market will be based primarily on the Series’ existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Series as an unrealized gain or loss, which is presented in the Statement of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Series records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as a net realized gain or loss on forward currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

3. Futures Contracts: The Series may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Series. The Series, however, does not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. Entering into stock index futures subjects the Series to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2020 was as follows (amount in thousands):

Futures*
The Emerging Markets Series	$54,034

*	Average Notional Value of contracts

38

The following is a summary of the Series’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2020 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2020	Equity Contracts*, (1)
The Emerging Markets Series	$322	$322

	Liability Derivatives Value
	Total Value at October 31, 2020	Equity Contracts (2)
The Emerging Markets Series	$(285)	$(285)

(1)	Presented on Statement of Assets and Liabilities as Receivables: Futures Margin Variation.
(2)	Presented on Statement of Assets and Liabilities as Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2020 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
The Emerging Markets Series	$20,410	$20,410

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
The Emerging Markets Series	$(366)	$(366)

(1)	Presented on Statement of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

H. Line of Credit and Interfund Lending Program:

The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 7, 2021.

39

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2021.

For the year ended October 31, 2020, borrowings by the Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2020
The Emerging Markets Series	1.00%	$6,009	9	$1	$23,073	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2020, that the Series’ available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. lnterfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Series did not use the interfund lending program during the year ended October 31, 2020.

I. Affiliated Trades:

Cross trades for the year ended October 31, 2020, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Series complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Trust.

For the year ended October 31, 2020, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

Series	Purchases	Sales	Realized Gain (Loss)
The Emerging Markets Series	$1,169	$2,421	$(1,126)

40

J. Securities Lending:

As of October 31, 2020, the Series had securities on loan to brokers/dealers, for which the Series received cash collateral. Additionally, the Series received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amount in thousands):

Non-Cash Collateral Market Value
The Emerging Markets Series	$67,242

The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to its stated investment policies, the Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
The Emerging Markets Series
Common Stocks	$86,841	—	—	—	$86,841

41

K. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Series’ adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Series’ early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

M. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

N. Other:

The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against the Series and the Trust, individually or in aggregate, will not have a material adverse impact on the Series’ and the Trust’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

42

O. Subsequent Event Evaluations:

On November 12, 2020, President Trump issued an Executive Order titled “Addressing the Threat from Securities Investments that Finance Communist Chinese Military Companies” (the “Order”). Beginning January 11, 2021, the Order will prohibit U.S. entities from participating in certain types of transactions involving securities of Chinese companies known to be associated with the Chinese military. Management is currently evaluating the Order’s effect on the Funds.

43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The Emerging Markets Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of The Emerging Markets Series (one of the series constituting The DFA Investment Trust Company, hereafter referred to as the “Series”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2020.

Each Board’s Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Abbie J. Smith, Douglas W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee did not meet during the fiscal year ended October 31, 2020.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2020.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

45

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	DFAIDG - Since 1983; DIG & DEM –Since 1993; DFAITC – Since 1992	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	132 portfolios in 5 investment companies	None
Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	Since 2017 for the Funds	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1988). Visiting Scholar, Federal Reserve Bank of Richmond (since 1990). Formerly, Fischer Black Visiting Professor of Financial Economics, Alfred P. Sloan School of Management, Massachusetts Institute of Technology (2015 to 2016).	132 portfolios in 5 investment companies	None
Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	Since March 2019 for the Funds	Dean Witter Distinguished Professor of Finance, Graduate School of Business, Stanford University (since 1984).	132 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008- April 2018).
Roger G. Ibbotson Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1943	Director	DFAIDG - Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992	Professor in Practice Emeritus of Finance, Yale School of Management (since 1984). Chairman and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Consultant to Morningstar, Inc. (2006 - 2016).	132 portfolios in 5 investment companies	None
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	DFAIDG - Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992	Chief Investment Strategist, Janus Henderson Investors (since 2014). Frank E. Buck Professor of Finance, Emeritus, Graduate School of Business, Stanford University (since 1981).	132 portfolios in 5 investment companies	Formerly, Adviser, Kuapay, Inc. (2013-2014). Formerly, Director, American Century Fund Complex (registered investment companies) (43 Portfolios) (1980- 2014).

46

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000 for the Funds	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	132 portfolios in 5 investment companies	Director (since 2000) and formerly, Lead Director (2014- 2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (19 portfolios) (since 2009).
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	Since March 2019 for the Funds	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since January 2018). President, Western Finance Association (global association of academic researchers and practitioners in finance) (since June 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since January 2019). Member, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (since 2016). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016).	132 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

47

Interested Director

The following interested Director is described as such because he is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman and Director	DFAIDG - Since 1981; DIG & DFAITC – Since 1992; DEM – Since 1993	Chairman, Director/Trustee, and formerly, President and Co-Chief Executive Officer (each until March 2017) of “DEM, DFAIDG, “DIG and DFAITC. Executive Chairman, and formerly, President and Co- Chief Executive Officer (each until February 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”). Formerly, Chairman and Director (2009-2018) and Co-Chief Executive Officer (2010 – June 2017) of Dimensional Fund Advisors Canada ULC. Trustee, University of Chicago (since 2002). Trustee, University of Kansas Endowment Association (since 2005). Member of Hoover Institution Board (since September 2019). Formerly, Director of Dimensional Fund Advisors Ltd. (2002 – July 2017), DFA Australia Limited (1994 – July 2017), Dimensional Advisors Ltd. (2012 – July 2017), Dimensional Funds plc (2006 – July 2017) and Dimensional Funds II plc (2006 – July 2017). Formerly, Director and President of Dimensional Japan Ltd. (2012 – April 2017). Formerly, President, Dimensional SmartNest (US) LLC (2009-2014); and Limited Partner, VSC Investors, LLC (2007-2015). Formerly, Chairman, Director, President and Co-Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (2010- September 2017).	132 portfolios in 5 investment companies	None

1	Each Director holds office for an indefinite term until his or her successor is elected and qualified.
2

Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

48

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

•  all the DFA Entities (since 2001)

•  DFA Australia Limited (since 2002)

•  Dimensional Fund Advisors Ltd. (since 2002)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional ETF Trust (since June 2020)

Director, Vice President and Assistant Secretary (since 2003) of

•  Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since September 2019

Vice President and Assistant Secretary of

•  DFAIDG, DIG, DFAITC and DEM (since September 2019)

•  Dimensional ETF Trust (since June 2020)

Vice President (since January 2018) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

David P. Butler 1964	Co-Chief Executive Officer	Since 2017

Co-Chief Executive Officer of

•  all the DFA entities (since 2017)

•  Dimensional ETF Trust (since June 2020)

Director (since 2017) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors Canada ULC

•  Dimensional Japan Ltd.

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Ltd.

•  DFA Australia Limited

Director and Co-Chief Executive Officer (since 2017) of

•  Dimensional Cayman Commodity Fund I Ltd.

Head of Global Financial Advisor Services (since 2007) for

•  Dimensional Fund Advisors LP

Formerly, Vice President (2007 – 2017) of

•  all the DFA Entities

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

•  all the DFA entities (since 2017)

•  Dimensional ETF Trust (since June 2020)

Director and Vice President (since 2016) of

•  Dimensional Japan Ltd.

President and Director (since 2016) of

•  Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

•  DFA Australia Limited

Director (since 2016) of

•  Dimensional Advisors Ltd.

49

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Hong Kong Limited

Vice President (since 2016) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Vice President (2004 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2010 – 2016) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global

Institutional Services (2014-2018) for

•  Dimensional Fund Advisors LP

Randy Olson 1980	Chief Compliance Officer	Since August 2020

Chief Compliance Officer (since August 2020)

•  DFA Investment Dimensions Group Inc.

•  Dimensional Investment Group Inc.

•  The DFA Investment Trust Company

•  Dimensional Emerging Markets Value Fund

Chief Compliance Officer (since September 2020)

•  Dimensional ETF Trust

Formerly, Vice President – Senior Compliance Officer

•  Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan

•  Dimensional Investment Advisors LP (April 2017 – January 2020)

Lisa M. Dallmer 1972	Vice President, Chief Financial Officer, and Treasurer	Since March 2020

Vice President, Chief Financial Officer, and Treasurer of

•  the DFA Fund Complex (since March 2020)

•  Dimensional ETF Trust (since June 2020)

Executive Vice President (since January 2020)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investments LLC

•  DFA Securities LLC

Chief Operating Officer (since December 2019)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investments LLC

•  DFA Securities LLC

Formerly, Interim Chief Financial Officer and Treasurer (April 2020 - September 2020)

•  Dimensional Fund Advisors Canada ULC

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President (since 2004) and Assistant Secretary (2017-2019) of

•  all the DFA Entities

Vice President (since June 2020)

•  Dimensional ETF Trust

Vice President and Assistant Secretary (since 2010) of

•  Dimensional Cayman Commodity Fund I Ltd.

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017	Vice President (since 2015) of • all the DFA Entities Assistant Treasurer (since 2017) of • the DFA Fund Complex Vice President and Assistant Treasurer (since June 2020)

50

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
• Dimensional ETF Trust Formerly, Senior Tax Manager (2013 – 2015) for • Dimensional Fund Advisors LP
Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010) • Dimensional ETF Trust (since June 2020) • Dimensional Cayman Commodity Fund I Ltd. (since 2010)
Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

•  the DFA Fund Complex (since 2017)

•  Dimensional ETF Trust (since June 2020)

General Counsel (since 2001) of

•  all the DFA Entities (since 2001)

•  Dimensional ETF Trust (since June 2020)

Executive Vice President (since 2017) and Secretary (since 2000) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  DFA Securities LLC

•  Dimensional Investment LLC

Director (since 2002), Vice President (since 1997) and Secretary (since 2002) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Ltd.

Vice President and Secretary of

•  Dimensional Fund Advisors Canada ULC (since 2003)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

Director of

•  Dimensional Funds plc (since 2002)

•  Dimensional Funds II plc (since 2006)

•  Director of Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd. (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional Ireland Limited (since 2019)

Formerly, Vice President and Secretary (2010 – 2014) of

•  Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

•  the DFA Fund Complex

Formerly, Vice President of

•  Dimensional Fund Advisors LP (1997 – 2017)

•  Dimensional Holdings Inc. (2006 – 2017)

•  DFA Securities LLC (1997 – 2017)

•  Dimensional Investment LLC (2009 – 2017)

Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President (since 2010) and Secretary (since 2017) of

•  the DFA Fund Complex

Vice President and Secretary of

•  Dimensional ETF Trust (since June 2020)

Vice President (since 2010) and Assistant Secretary (since 2016) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

51

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Vice President of • DFA Securities LLC (since 2010) • Dimensional Cayman Commodity Fund I Ltd. (since 2010) • Dimensional Fund Advisors Canada ULC (since 2016)
Gerard K. O’Reilly 1976	Co-Chief Executive Officer and Chief Investment Officer	Co-Chief Executive Officer and Chief Investment Officer since 2017

Co-Chief Executive Officer and Chief Investment Officer of

•  all the DFA Entities (since 2017)

•  Dimensional Fund Advisors Canada ULC (since 2017)

•  Dimensional ETF Trust (since June 2020)

Director, Chief Investment Officer and Vice President (since 2017) of

•  DFA Australia Limited

Chief Investment Officer (since 2017) and Vice President (since 2016) of

•  Dimensional Japan Ltd.

Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017)

of

•  Dimensional Cayman Commodity Fund I Ltd.

Director of

•  Dimensional Funds plc (since 2014)

•  Dimensional Fund II plc (since 2014)

•  Dimensional Holdings Inc. (since 2017)

•  Dimensional Ireland Limited (since 2019)

Formerly, Co-Chief Investment Officer of

•  Dimensional Japan Ltd. (2016 – 2017)

•  DFA Australia Limited (2014 – 2017)

Formerly, Executive Vice President (2017) and Co-Chief Investment Officer

(2014 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2007 – 2017) of

•  all the DFA Entities

Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Director (2017 – 2018) of

•  Dimensional Fund Advisors Pte. Ltd.

James J. Taylor 1983	Vice President and Assistant Treasurer	Since March 2020

Vice President and Assistant Treasurer of

•  the DFA Fund Complex (since March 2020)

•  Dimensional ETF Trust (since June 2020)

Vice President (since 2016) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Formerly, Accounting Manager (2015-2016)

•  Dimensional Fund Advisors LP

1	Each officer holds office for an indefinite term at the pleasure of the Boards of Directors/Trustees and until his or her successor is elected and qualified.

52

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at http://us.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

53

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2019 to October 31, 2020, the Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualifying For Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualifying Interest Income (6)	Qualifying Short- Term Capital Gain (7)
Emerging Markets Portfolio II	33%	—	67%	—	—	100%	—	61%	—	4%	91%	—	—

(1)

Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(4)	“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5)	“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(6)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(7)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

54

DFA103120-011A
00253047

Annual Report

Year Ended: October 31, 2020

DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC.

DFA Investment Dimensions Group Inc.

DFA One-Year Fixed Income Portfolio

DFA Two-Year Global Fixed Income Portfolio

DFA Selectively Hedged Global Fixed Income Portfolio

DFA Five-Year Global Fixed Income Portfolio

DFA World ex U.S. Government Fixed Income Portfolio

DFA Short-Term Government Portfolio

DFA Intermediate Government Fixed Income Portfolio

DFA Short-Term Extended Quality Portfolio

DFA Intermediate-Term Extended Quality Portfolio

DFA Targeted Credit Portfolio

DFA Global Core Plus Fixed Income Portfolio

DFA Investment Grade Portfolio

DFA Diversified Fixed Income Portfolio

DFA LTIP Portfolio

DFA Inflation-Protected Securities Portfolio

DFA Short-Duration Real Return Portfolio

DFA Municipal Real Return Portfolio

DFA California Municipal Real Return Portfolio

DFA Municipal Bond Portfolio

DFA Short-Term Municipal Bond Portfolio

DFA Intermediate-Term Municipal Bond Portfolio

DFA Selective State Municipal Bond Portfolio

DFA California Short-Term Municipal Bond Portfolio

DFA California Intermediate-Term Municipal Bond Portfolio

DFA NY Municipal Bond Portfolio

DFA MN Municipal Bond Portfolio

DFA Oregon Municipal Bond Portfolio

Dimensional Investment Group Inc.

DFA Two-Year Fixed Income Portfolio DFA Two-Year Government Portfolio

See the inside front cover for important information about access to your fund’s annual and semi-annual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a Portfolio’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio’s transfer agent at (888) 576-1167 or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform a Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

[THIS PAGE INTENTIONALLY LEFT BLANK]

December 2020

Dear Fellow Shareholder,

As we come to the end of a year that saw an array of challenges, we want to thank you for the honor of serving you. We recognize that your financial assets play a vital role in your future, and we have tremendous gratitude for the faith you place in us by entrusting those assets with Dimensional.

Since the day our firm was founded nearly 40 years ago, we have focused on bringing the great ideas in finance to life for investors. We believe that a sensible, financial science-based approach offers people the best chance at a successful investment experience. With that as a guiding principle, we continue to innovate in the strategies we offer and how they are executed. We look forward to further work on these efforts—if there’s a better way to do something, we want to pursue it.

We also place great value on helping our clients understand what they can expect from us. We strive to be transparent about what we can deliver, and to then excel in our execution.

That’s how we help clients achieve their financial goals. And at Dimensional, we believe that when investors win, we all win. On behalf of over 1,400 employees, we send our deepest appreciation for letting us serve as the investment manager of your assets.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and
CHIEF INVESTMENT OFFICER

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

i

CONTINUED

This report is submitted for the information of the Portfolio’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ii

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments

Investment Abbreviations

LIBOR	London Interbank Offered Rate

SA	Special Assessment

SOFR	Secured Overnight Financing Rate

USTMMR	U.S. Treasury Money Market Rate

P.L.C.	Public Limited Company

BBSW	Bank Bill Swap Rate

CDOR	Canadian Dollar Offered Rate

EURIBOR	Euro Interbank Offered Rate

SONIO/N	Sterling Overnight Index Average

AGM	Assured Guaranty Municipal Corporation

BAN	Bond Anticipation Note

ETM	Escrowed to Maturity

GO	General Obligation

NATL-IBC	National Public Finance Guarantee Corporation Insurance Bond Certificate

PSF-GTD	Public School Fund Guarantee

Q-SBLF	School Bond Qualification and Loan Program

RB	Revenue Bond

RN	Revenue Note

SCH BD GTY	School Bond Guaranty

SCSDE	South Carolina State Department of Education

ST	Special Tax

ST AID DIR DEP	State Aid Direct Deposit

ST AID WITHHLDG	State Aid Withholding

AMBAC	American Municipal Bond Assurance Corporation

BAM	Build America Mutual

SD CRED PROG	School District Credit Program

ST HGR ED INTER	Higher Education Revenue Bond Intercept Program

NPFGC	National Public Finance Guarantee Corp.

SCH BD RES FD	School Board Resolution Fund

ST GTD	State Guaranteed

FGIC	Federal Guaranty Insurance Corporation

MN CRED PROG	Minnesota School District Credit Program

USD	United States Dollar

AUD	Australian Dollars

CAD	Canadian Dollars

DKK	Danish Krone

EUR	Euro

GBP	British Pounds

NOK	Norwegian Krone

SEK	Swedish Krona

SGD	Singapore Dollars
JPY	Japanese Yen

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

Investment Footnotes

†	See Note B to Financial Statements.

(r)	The adjustable rate shown is effective as of October 31, 2020. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

Ω	Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.

#	Total or Partial Securities on Loan.

@	Security purchased with cash collateral received from Securities on Loan.

§	Affiliated Fund.

^	Denominated in USD, unless otherwise noted.

¥	Rates reflect the effective yields at purchase date.

±	Face Amount of security is not adjusted for inflation.

~	Security pledged as collateral for Swap Agreements.

¤	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities that are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).

Financial Highlights

*	Tax return of capital is calculated based on the average shares method. Amounts are less than $0.01 per share.

(A)	Computed using average shares outstanding.

(B)	Non-Annualized

(C)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Underlying Funds.

(D)	Annualized

(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.

SEC	Securities and Exchange Commission

CPI	Consumer Price Index

Ʊ	Commencement of Operations.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA One-Year Fixed Income Portfolio vs.

ICE BofAML US 6-Month Treasury Bill Index,

ICE BofAML 1-Year US Treasury Note Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ICE BofA index data copyright 2020 ICE Data Indices, LLC

Average Annual Total Return	One Year	Five Years	Ten Years
	0.84%	1.30%	0.90%

DFA Two-Year Global Fixed Income Portfolio vs.

FTSE World Government Bond Index, 1-2 Years, Currency-Hedged in USD Terms

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FTSE fixed income indices © 2020 FTSE Fixed Income LLC. All rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	1.23%	1.45%	1.05%

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Selectively Hedged Global Fixed Income Portfolio vs.

FTSE World Government Bond Index,

1-3 Years, in USD Terms (Unhedged)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FTSE fixed income indices © 2020 FTSE Fixed Income LLC. All rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	2.20%	2.80%	1.42%

DFA Five-Year Global Fixed Income Portfolio vs.

FTSE World Government Bond Index,

1-5 Years, Currency-Hedged in USD Terms

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FTSE fixed income indices © 2020 FTSE Fixed Income LLC. All rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	1.64%	2.09%	2.16%

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA World ex U.S. Government Fixed Income Portfolio vs.

FTSE Non-USD World Government Bond Index, Currency-Hedged in USD Terms

December 6, 2011-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FTSE fixed income indices © 2020 FTSE Fixed Income LLC. All rights reserved.

Average Annual Total Return	One Year	Five Years	Since Inception
	4.28%	5.17%	4.99%

DFA Short-Term Government Portfolio vs.

ICE BofAML 1-5 Year US Treasury & Agency Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ICE BofA index data copyright 2020 ICE Data Indices, LLC

Average Annual Total Return	One Year	Five Years	Ten Years
	0.63%	1.00%	1.11%

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Intermediate Government Fixed Income Portfolio vs.

Bloomberg Barclays U.S. Government Bond Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Bloomberg Barclays data provided by Bloomberg Finance L.P.

Average Annual Total Return	One Year	Five Years	Ten Years
	7.67%	3.88%	3.33%

DFA Short-Term Extended Quality Portfolio vs.

ICE BofAML 1-5 Year US Corporate & Government Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ICE BofA index data copyright 2020 ICE Data Indices, LLC

Average Annual Total Return	One Year	Five Years	Ten Years
	2.13%	2.26%	2.01%

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Intermediate-Term Extended Quality Portfolio vs.

Bloomberg Barclays U.S. Credit Bond Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Bloomberg Barclays data provided by Bloomberg Finance L.P.

Average Annual Total Return	One Year	Five Years	Ten Years
	7.37%	5.37%	4.65%

DFA Targeted Credit Portfolio vs.

Bloomberg Barclays Global Aggregate Credit 1-5 year (Hedged to USD)

May 20, 2015-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Bloomberg Barclays data provided by Bloomberg Finance L.P.

Average Annual Total Return	One Year	Five Years	Since Inception
	2.32%	2.77%	2.58%

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Global Core Plus Fixed Income Portfolio vs.

Bloomberg Barclays Global Aggregate Bond Index (hedged to USD)

January 11, 2018-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Bloomberg Barclays data provided by Bloomberg Finance L.P.

Average Annual Total Return	One Year	Since Inception
	5.69%	6.10%

DFA Investment Grade Portfolio vs.

Bloomberg Barclays U.S. Aggregate Bond Index

March 7, 2011-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Bloomberg Barclays data provided by Bloomberg Finance L.P.

Average Annual Total Return	One Year	Five Years	Since Inception
	7.54%	4.52%	4.29%

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Diversified Fixed Income Portfolio vs.

Bloomberg Barclays U.S. Intermediate Government Bond Index

August 10, 2016-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Bloomberg Barclays data provided by Bloomberg Finance L.P.

Average Annual Total Return	One Year	Since Inception
	5.26%	2.65%

DFA LTIP Portfolio vs.

FTSE U.S. Inflation-Linked Securities Index, 20+ Years

March 7, 2012-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FTSE fixed income indices © 2020 FTSE Fixed Income LLC. All rights reserved.

Average Annual Total Return	One Year	Five Years	Since Inception
	21.75%	9.54%	4.46%

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Inflation-Protected Securities Portfolio vs.

Bloomberg Barclays U.S. TIPS Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Bloomberg Barclays data provided by Bloomberg Finance L.P.

Average Annual Total Return	One Year	Five Years	Ten Years
	9.69%	4.50%	3.34%

DFA Short Duration Real Return Portfolio vs.

Bloomberg Barclays U.S. TIPS 1-5 Years Index

November 5, 2013-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Bloomberg Barclays data provided by Bloomberg Finance L.P.

Average Annual Total Return	One Year	Five Years	Since Inception
	2.43%	2.47%	1.61%

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Municipal Real Return Portfolio vs.

S&P Intermediate Term National AMT-Free Municipal Bond Index

November 4, 2014-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2020 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

Average Annual Total Return	One Year	Five Years	Since Inception
	3.77%	2.44%	1.69%

DFA California Municipal Real Return Portfolio vs.

S&P Intermediate Term California AMT-Free Municipal Bond Index

November 1, 2017-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2020 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

Average Annual Total Return	One Year	Since Inception
	2.04%	1.62%

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Municipal Bond Portfolio vs.

S&P Intermediate Term National AMT-Free Municipal Bond Index

March 10, 2015-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2020 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

Average Annual Total Return	One Year	Five Years	Since Inception
	3.11%	2.09%	2.17%

DFA Short-Term Municipal Bond Portfolio vs.

ICE BofAML 1-3 Year US Municipal Securities Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ICE BofA index data copyright 2020 ICE Data Indices, LLC

Average Annual Total Return	One Year	Five Years	Ten Years
	1.02%	0.94%	0.95%

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Intermediate-Term Municipal Bond Portfolio vs.

S&P Intermediate Term National AMT-Free Municipal Bond Index

March 1, 2012-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2020 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

Average Annual Total Return	One Year	Five Years	Since Inception
	3.47%	2.28%	2.08%

DFA Selective State Municipal Bond Portfolio vs.

S&P Intermediate Term National AMT-Free Municipal Bond Index

September 30, 2020-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2020 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

Average Annual Total Return	Since Inception
-0.10%

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA California Short-Term Municipal Bond Portfolio vs.

ICE BofAML 1-3 Year California including Puerto Rico Municipal Securities Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ICE BofA index data copyright 2020 ICE Data Indices, LLC

Average Annual Total Return	One Year	Five Years	Ten Years
	0.82%	0.88%	0.97%

DFA California Intermediate-Term Municipal Bond Portfolio vs.

S&P Intermediate Term California AMT-Free Municipal Bond Index

November 29, 2011-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2020 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

Average Annual Total Return	One Year	Five Years	Since Inception
	2.66%	1.99%	2.40%

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA NY Municipal Bond Portfolio vs.

S&P Intermediate Term New York AMT-Free Municipal Bond Index

June 16, 2015-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2020 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

Average Annual Total Return	One Year	Five Years	Since Inception
	1.39%	1.46%	1.69%

DFA MN Municipal Bond Portfolio vs.

S&P Intermediate Term National AMT-Free Municipal Bond Index

July 25, 2017-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2020 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

Average Annual Total Return	One Year	Since Inception
	2.13%	1.55%

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Oregon Municipal Bond Portfolio vs.

S&P Intermediate Term National AMT-Free Municipal Bond Index

September 10, 2019-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2020 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

Average Annual Total Return	One Year	Since Inception
	3.03%	2.69%

MANAGEMENT’S DISCUSSION AND ANALYSIS

Fixed Income Market Review	12 Months Ended October 31, 2020

Bond yields decreased in the U.S. during the 12 months ended October 31, 2020. Short-term yields decreased more than long-term yields. However, given their longer duration, long-term bonds generally outperformed short-term bonds for the period. Bond yields also generally decreased in Germany, Italy, Spain, and the U.K., resulting in outperformance of longer-term bonds in these markets as well. Bond yields, however, generally increased in Japan during the period.

Long-term bond indices generally outperformed short-term bond indices in global developed fixed income markets for the 12 months ended October 31, 2020. For example, the FTSE World Government Bond Index 1-3 Years (hedged to USD) returned 2.44%, while the FTSE World Government Bond Index 20+ Years (hedged to USD) returned 8.76%. Within the U.S., the Bloomberg Barclays U.S. Treasury Bond Index 1-3 Years returned 3.25%, while the Bloomberg Barclays U.S. Treasury Bond Index 20+ Years returned 14.04%.

	October 31, 2019	October 31, 2020	Change
One-Month Treasury Bill (yield)	1.59%	0.08%	-1.51%
Ten-Year U.S. Treasury Notes (yield)	1.69%	0.88%	-0.81%

Source:	Bloomberg

Many of Dimensional’s fixed income strategies use a variable maturity approach that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields. During the period under review, the short-term Portfolios employing a variable maturity approach generally focused on the shorter-end of their eligible duration range, reflecting the relatively flat to inverted short-term segments of eligible yield curves. The intermediate-term Portfolios employing a variable maturity approach generally continued to maintain a duration near the longer end of their eligible range, reflecting the upward slope of the term structure from the intermediate to longer end of eligible yield curves.

Some of Dimensional’s fixed income strategies use a variable credit approach that varies exposure to lower quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing high expected credit premiums. Credit spreads began the period relatively narrow and then widened in early 2020 before narrowing at the end of the period. As a result, the variable credit Portfolios began the period positioned below their maximum allowable weights in single-A, BBB, and BB rated bonds. As credit spreads widened during the period, the variable credit Portfolios generally increased their allocations to single-A, BBB, and, where appropriate, BB rated bonds. Realized credit premiums were generally positive for short-term bonds but negative for intermediate- and long-term bonds. Credit bonds did, however, generally outperform securitized bonds, such as mortgage backed securities, over the period.

DFA One-Year Fixed Income Portfolio

The DFA One-Year Fixed Income Portfolio is designed to achieve a stable real return in excess of the rate of inflation by generally investing in high-quality fixed income securities and maintaining a weighted average portfolio maturity of one year or less. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional’s expectations for term premiums. The weighted average duration of the Portfolio was 0.19 years as of October 31, 2020, compared to 0.15 years as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 0.84% for the Portfolio, 1.30% for the ICE BofA U.S. 6-Month Treasury Bill Index, and 2.02% for the ICE BofA 1-Year U.S. Treasury Note Index, the Portfolio’s benchmarks. The U.S. Treasury yield curve was flat along the Portfolio’s eligible maturity range, indicating smaller expected term premiums during the period. As a result, the Portfolio was focused at the shorter end of the eligible duration range. Interest rates decreased across the eligible maturity range and realized term premiums were positive for the period. As such, the Portfolio’s shorter weighted average duration detracted from performance relative to both the ICE BofA U.S. 6-Month Treasury Bill Index, and the ICE BofA 1-Year U.S. Treasury Note Index.

DFA Two-Year Global Fixed Income Portfolio

The DFA Two-Year Global Fixed Income Portfolio is designed to maximize risk-adjusted total returns consistent with the preservation of capital by investing in U.S. and foreign government securities, high-quality corporate securities, and global fixed income instruments maturing in three years or less (under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities that mature within two years). The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The investment strategy uses a variable maturity approach and shifts maturities and country allocations based on changes in the eligible yield curves. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies for each eligible country. Maturity targets and country allocations are shifted based on Dimensional’s expectations for term premiums. The weighted average duration of the Portfolio decreased to 0.33 years as of October 31, 2020, from 0.56 years as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 1.23% for the Portfolio and 2.10% for the FTSE World Government Bond Index, 1-2 Years, Currency-Hedged in USD terms, the Portfolio’s benchmark. During the period, yield curves in global developed markets were generally flat along the Portfolio’s eligible maturity range, indicating smaller expected term premiums. As a result, the Portfolio’s weighted average duration was decreased. Realized term premiums, however, were generally positive in global developed markets for the period. As such, the Portfolio’s allocation to securities with maturities less than one year and shorter weighted average duration detracted from performance relative to the benchmark.

DFA Selectively Hedged Global Fixed Income Portfolio

The DFA Selectively Hedged Global Fixed Income Portfolio is designed to maximize total returns by investing in U.S. and foreign government securities, investment grade corporate securities, and global fixed income instruments. The Portfolio primarily invests in securities that mature within five years and maintains a weighted average portfolio maturity and duration of three years or less. The Portfolio hedges foreign currency exposure on a selective basis to capture higher interest rates that may be offered in foreign yield curves. The investment strategy uses both variable maturity and variable credit approaches and shifts maturities and country allocations based on changes in the eligible yield curves for each country. Using current yield curves, the strategy identifies the countries and maturity ranges offering favorable expected returns. Maturity targets and country allocations are shifted as expected return premiums change. The Portfolio may emphasize investment grade obligations rated in the lower half of the investment grade spectrum or may deemphasize these securities when Dimensional believes the expected credit premium for holding such bonds is relatively low. The weighted average duration of the Portfolio decreased to 1.58 years as of October 31, 2020, from 1.68 years as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 2.20% for the Portfolio and 3.50% for the FTSE World Government Bond Index 1-3 Years (unhedged) in USD terms, the Portfolio’s benchmark. During the period, yield curves in global developed markets were generally flat along the Portfolio’s eligible maturity range, indicating smaller expected term premiums. As a result, the Portfolio’s weighted average duration was decreased. Realized term premiums, however, were generally positive in global developed markets for the period. As such, the Portfolio’s allocation to securities with maturities less than one year, and shorter weighted average duration relative to the benchmark, detracted from relative performance. The Portfolio was fully hedged to the U.S. dollar during the period. However, during the period, the U.S. dollar generally depreciated relative to the euro. As a result, the Portfolio’s lack of unhedged exposure to euro-denominated securities detracted from performance relative to the unhedged benchmark.

DFA Five-Year Global Fixed Income Portfolio

The DFA Five-Year Global Fixed Income Portfolio is designed to provide a market rate of return by investing in U.S. and foreign government securities, high-quality corporate fixed income securities, and currency-hedged global fixed income instruments maturing in five years or less. The currency exposure associated with non-U.S. dollar denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The investment strategy uses a variable maturity approach and shifts maturities and country allocations based on changes in the eligible yield curves. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies for each eligible country. Maturity targets and country allocations are shifted based on Dimensional’s expectations for term premiums. The weighted average duration of the Portfolio decreased to 1.00 year as of October 31, 2020, from 2.01 years as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 1.64% for the Portfolio and 3.12% for the FTSE World Government Bond Index, 1-5 Years, Currency-Hedged in USD terms, the Portfolio’s benchmark. During the period, yield curves in global developed markets were generally flat along the Portfolio’s eligible maturity range, indicating smaller expected term premiums. As a result, the

Portfolio’s weighted average duration was decreased. Realized term premiums, however, were generally positive in global developed markets for the period. As such, the Portfolio’s shorter weighted average duration relative to the benchmark—primarily due to an underweight to U.S. dollar-denominated securities in the three- to five-year maturity range and allocation to securities with maturities shorter than one year—detracted from relative performance. The Portfolio’s relative overweight to British pound- and euro-denominated securities also detracted from performance relative to the benchmark.

DFA World ex U.S. Government Fixed Income Portfolio

The DFA World ex U.S. Government Fixed Income Portfolio is designed to maximize total returns by investing in high-quality debt securities issued primarily by non-U.S. government issuers and supranational organizations and their agencies. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The Portfolio primarily invests in securities that mature within 15 years and generally maintains a weighted average duration of no more than a quarter of a year greater than, and no less than one year below, the weighted average duration of the Portfolio’s benchmark. The weighted average duration of the Portfolio increased to 9.84 years as of October 31, 2020, from 9.76 years as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 4.28% for the Portfolio and 3.06% for the FTSE Non-USD World Government Bond Index, Currency-Hedged in USD terms, the Portfolio’s benchmark. Global developed yield curves were generally upwardly sloped in the intermediate- to long-term segments, indicating positive expected term premiums for intermediate-term strategies. Realized term premiums were generally positive during the period. As a result, the Portfolio’s underweight to securities in the one- to five-year maturity range and overweight to intermediate-term securities denominated in the British pound, Canadian dollar, and euro contributed positively to performance relative to the benchmark. The Portfolio’s underweight to securities denominated in Japanese yen also contributed positively to relative performance.

DFA Short-Term Government Portfolio

The DFA Short-Term Government Portfolio is designed to maximize risk-adjusted total returns by investing in U.S. government and U.S. government agency securities maturing in five years or less. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional’s expectations for term premiums. The weighted average duration of the Portfolio modestly increased to 0.10 year as of October 31, 2020, from 0.03 year as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 0.63% for the Portfolio and 4.11% for the ICE BofA 1-5 Year U.S. Treasury and Agency Index, the Portfolio’s benchmark. The U.S. Treasury yield curve was generally flat along the Portfolio’s eligible maturity range, indicating smaller expected term premiums during the period. As a result, the Portfolio was positioned towards the shorter end of its eligible duration range. Interest rates decreased during the period, resulting in positive realized term premiums. As such, the Portfolio’s underweight to securities in the three- to five-year maturity range and shorter weighted average duration relative to the benchmark detracted from relative performance.

DFA Intermediate Government Fixed Income Portfolio

The DFA Intermediate Government Fixed Income Portfolio is designed to provide current income consistent with the preservation of capital from investing generally in U.S. Treasury and government agency issues with maturities of between five and 15 years. The weighted average duration of the Portfolio increased to 7.08 years as of October 31, 2020, from 6.44 years as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 7.67% for the Portfolio and 6.90% for the Bloomberg Barclays U.S. Government Bond Index, the Portfolio’s benchmark. Interest rates generally decreased during the period and realized term premiums were positive. The Portfolio’s emphasis on the intermediate segment of the yield curve contributed positively to performance relative to the benchmark, as the intermediate segment outperformed the combination of the short- and long-term segments of the yield curve.

DFA Short-Term Extended Quality Portfolio

The DFA Short-Term Extended Quality Portfolio is designed to maximize total returns by investing in U.S. and foreign corporate debt securities with an investment grade credit rating. The Portfolio uses both variable maturity and variable credit approaches and generally emphasizes investment grade obligations rated in the lower half of the investment grade spectrum except when Dimensional believes the expected credit premium is relatively low. The Portfolio primarily invests in securities that mature within five years and maintains a weighted average portfolio maturity and duration of three years or less. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The weighted average duration of the Portfolio modestly increased to 1.45 years as of October 31, 2020, from 1.28 years as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 2.13% for the Portfolio and 4.41% for the ICE BofA 1-5 Year U.S. Corporate & Government Index, the Portfolio’s benchmark. During the period, yield curves in global developed markets were generally flat along the Portfolio’s eligible maturity range, indicating smaller expected term premiums. As a result, the Portfolio was positioned towards the shorter end of its eligible duration range. Interest rates decreased during the period, resulting in positive realized term premiums. As such, the Portfolio’s shorter weighted average duration—due to an underweight to securities in the three- to five-year maturity range and focus on securities with maturities less than one year—detracted from performance relative to the benchmark.

DFA Intermediate-Term Extended Quality Portfolio

The DFA Intermediate-Term Extended Quality Portfolio is designed to maximize total returns by investing in U.S. and foreign corporate debt securities with an investment grade credit rating. The Portfolio uses a variable credit approach and generally emphasizes investment grade obligations rated in the lower half of the investment grade spectrum, except when Dimensional believes the expected credit premium is relatively low. The Portfolio primarily invests in securities that mature within 15 years and generally maintains a weighted average duration of no more than a quarter of a year greater than, and no less than one year below, the weighted average duration of the Portfolio’s benchmark. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The weighted average duration of the Portfolio was increased to 7.80 years as of October 31, 2020, compared to 6.79 years as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 7.37% for the Portfolio and 6.66% for the Bloomberg Barclays U.S. Credit Bond Index, the Portfolio’s benchmark. The U.S. yield curve was upwardly sloped in the intermediate- to long-term segments, indicating positive expected term premiums for intermediate-term strategies. As such, the Portfolio was focused in the intermediate segment of the yield curve. Realized term premiums were positive during the period. Intermediate-term corporate bonds outperformed a combination of short- and long-term term bonds during the period. As a result, the Portfolio’s underweight to short- and long-term bonds and focus on intermediate-term corporate bonds contributed positively to relative performance.

DFA Targeted Credit Portfolio

The DFA Targeted Credit Portfolio seeks to maximize total returns by investing in U.S. and foreign corporate debt securities rated in the lower half of the investment grade spectrum as well as BB-rated securities that mature within five years. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The investment strategy uses both variable maturity and variable credit approaches and shifts maturities and country allocations based on changes in the eligible yield curves. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies for each eligible country. Maturity targets and country allocations are shifted based on Dimensional’s expectations for term premiums. While the Portfolio targets debt securities rated single-A, BBB, and BB, it may vary its exposure to credit within this range. The weighted average duration of the Portfolio decreased to 2.09 years as of October 31, 2020, from 2.17 years as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 2.32% for the Portfolio and 3.95% for the Bloomberg Barclays Global Aggregate Credit Index 1-5 Years (hedged to USD), the Portfolio’s benchmark. During the period, yield curves in global developed markets were generally flat along the Portfolio’s eligible maturity range, indicating smaller expected term premiums. As a result, the Portfolio was underweight securities in the three- to five-year maturity range and focused on securities with maturities less than one-year, which resulted in a shorter weighted average duration relative to the benchmark. Realized term premiums, however, were generally positive in global developed markets for the period. As such, the Portfolio’s shorter weighted average duration detracted from relative performance. Additionally, the Portfolio’s allocation to BB-rated corporate bonds also detracted from relative performance.

DFA Global Core Plus Fixed Income Portfolio

The DFA Global Core Plus Fixed Income Portfolio is designed to maximize total returns by investing in a universe of U.S. and foreign fixed income securities using a variable credit approach. The Portfolio emphasizes investment grade obligations rated in the lower half of the investment grade spectrum, as well as BB-rated securities, except when Dimensional believes the expected credit premium is relatively low. The Portfolio primarily invests in securities that mature within 15 years and generally maintains a weighted average duration of no more than half a year greater than, and no less than one year below, the weighted average duration of the Portfolio’s benchmark. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The weighted average duration of the Portfolio modestly increased to 7.28 years as of October 31, 2020, from 7.21 years as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 5.69% for the Portfolio and 4.32% for the Bloomberg Barclays Global Aggregate Bond Index (hedged to USD), the Portfolio’s benchmark. Global developed yield curves were generally upwardly sloped in the intermediate- to long-term segments, indicating positive expected term premiums for intermediate-term strategies. As such, the Portfolio maintained a duration similar to the benchmark. Realized term premiums were positive during the period. As a result, the Portfolio’s underweight to securities in the one- to five -year maturity range and overweight to intermediate-term securities contributed positively to relative performance. Due to narrow credit spreads at the beginning of the period, the Portfolio began the period below its maximum allowable weight in single-A, BBB, and BB rated corporate securities. As credit spreads widened over the period, indicating larger expected credit premiums, the Portfolio’s allocation to single-A, BBB, and BB rated corporate securities was increased. These securities contributed positively to relative performance as they generally outperformed government and securitized securities during the latter part of the period. The Portfolio’s underweight to Japanese yen-denominated securities also contributed positively to performance relative to the benchmark.

DFA Investment Grade Portfolio

The DFA Investment Grade Portfolio is designed to maximize total returns through exposure to a broad portfolio of investment grade debt securities of U.S. and non-U.S. corporate and government issuers using a variable credit approach. The Portfolio emphasizes investment grade obligations rated in the lower half of the investment grade spectrum, except when Dimensional believes the expected credit premium is relatively low. The Portfolio primarily invests in securities that mature within 15 years and generally maintains a weighted average duration of no more than a quarter of a year greater than, and no less than one year below, the weighted average duration of the Portfolio’s benchmark. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The weighted average duration of the Portfolio increased to 6.02 years as of October 31, 2020, from 5.67 years as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 7.54% for the Portfolio and 6.19% for the Bloomberg Barclays U.S. Aggregate Bond Index, the Portfolio’s benchmark. The U.S. yield curve was upwardly sloped in the intermediate- to long-term segment, indicating positive expected term premiums for intermediate-term strategies. As such, the Portfolio maintained a duration similar to the benchmark. Realized term premiums were positive during the period. As a result, the Portfolio’s underweight to securities in the one- to five-year maturity range and overweight to intermediate-term securities contributed positively to relative performance. Due to narrow credit spreads at the beginning of the period, the Portfolio began the period below its maximum allowable weight in single-A, and BBB rated corporate securities. As credit spreads widened over the period, indicating larger expected credit premiums, the Portfolio’s allocation to single-A, and BBB rated corporate securities was increased. These securities contributed positively to relative performance as they generally outperformed government and securitized securities during the latter part of the period.

DFA Diversified Fixed Income Portfolio

The DFA Diversified Fixed Income Portfolio is designed to provide a market rate of return for a fixed income portfolio with low relative volatility by investing directly or through other funds managed by Dimensional (“Underlying Funds”) in a universe of U.S. and foreign debt securities, including inflation-protected securities. The Underlying Funds may include the DFA Two-Year Global Fixed Income Portfolio and DFA Intermediate Government Fixed Income Portfolio and/or other Underlying Funds. Generally, the Portfolio or the Underlying Funds will purchase debt securities that mature within 20 years. The average duration of the Portfolio increased to 4.35 years as of October 31, 2020, from 4.09 years as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 5.26% for the Portfolio and 5.28% for the Bloomberg Barclays U.S. Intermediate Government Bond Index, the Portfolio’s benchmark. The Portfolio outperformed the benchmark before fees and expenses. Realized term premiums were positive during the period as longer-term government bonds generally outperformed shorter-term government bonds. As a result, the Portfolio’s underweight to shorter-term government bonds and overweight to intermediate-term government bonds contributed positively to performance relative to the benchmark.

DFA LTIP Portfolio

The DFA LTIP Portfolio seeks to provide total return composed of income and capital appreciation consistent with inflation protected long-term instruments. The Portfolio generally invests in inflation-protected securities issued by the U.S. government and its agencies and instrumentalities with maturities longer than 10 years. The weighted average duration of the Portfolio increased to 25.80 years as of October 31, 2020, from 24.74 years as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 21.75% for the Portfolio and 20.47% for the FTSE U.S. Inflation-Linked Securities Index, 20+ Years, the Portfolio’s benchmark. The Portfolio’s longer duration contributed positively to performance relative to the benchmark, as realized term premiums were positive in the U.S. Treasury Inflation-Protected Securities market.

DFA Inflation-Protected Securities Portfolio

The DFA Inflation-Protected Securities Portfolio is designed to provide inflation protection and current income by investing in inflation-protected securities (TIPS) issued by the U.S. government and its agencies and instrumentalities with maturities of between five and 20 years. The weighted average duration of the Portfolio increased to 7.81 years as of October 31, 2020, from 7.73 years as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 9.69% for the Portfolio and 9.09% for the Bloomberg Barclays U.S. TIPS Index, the Portfolio’s benchmark. Real interest rates generally decreased during the period and realized real term premiums were positive. The Portfolio’s emphasis on the intermediate segment of the real yield curve contributed positively to performance relative to the benchmark, as the intermediate segment outperformed the combination of the short- and long-term segments of the real yield curve.

DFA Short-Duration Real Return Portfolio

The DFA Short-Duration Real Return Portfolio is designed to seek inflation protection and maximize total returns. The strategy pursues its investment objective by using both variable maturity and variable credit approaches and investing in a combination of investment grade debt securities, inflation-protected securities that mature within five years, and derivative instruments such as inflation swaps. The Portfolio maintains a weighted average portfolio duration of three years or less. The weighted average duration of the Portfolio decreased to 1.37 years as of October 31, 2020, from 1.76 years as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 2.43% for the Portfolio and 4.80% for the Bloomberg Barclays U.S. TIPS 1-5 Years Index, the Portfolio’s benchmark. The eligible segment of the U.S. real yield was relatively flat over the period, indicating smaller expected real term premiums. As such, the Portfolio’s duration was shortened during the period. Real interest rates decreased during the period, and longer duration securities generally outperformed shorter duration securities. As a result, the Portfolio’s shorter duration relative to the benchmark detracted from relative performance.

DFA Municipal Real Return Portfolio

The DFA Municipal Real Return Portfolio seeks to provide inflation protection and current income that is exempt from federal personal income taxes by investing in a universe of investment grade municipal securities, including inflation-protected municipal securities, and in derivative instruments to provide inflation protection. The Portfolio maintains an average portfolio duration of five years or less. The weighted average duration of the Portfolio decreased to 3.30 years as of October 31, 2020, from 4.19 years as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 3.77% for the Portfolio and 3.30% for the S&P Intermediate Term National AMT-Free Municipal Bond Index, the Portfolio’s benchmark. During the period, municipal yield curves and the real yield curve were relatively flat, indicating smaller expected term premiums. As a result, the Portfolio’s duration was decreased, although the Portfolio remained overweight intermediate-term municipal securities and underweight short-term municipal securities relative to the benchmark. Intermediate-term municipal securities outperformed shorter-term municipal securities during the period. As such, the Portfolio’s overweight to intermediate-term municipal securities contributed positively to relative performance. The Portfolio’s focus on higher-quality municipal securities also contributed positively to relative performance as higher-quality municipal securities generally outperformed lower-quality municipal securities. Conversely, the Portfolio’s zero-coupon inflation swaps, designed for protection from unexpected inflation, detracted from relative performance as breakeven inflation rates slightly decreased over the period. The benchmark is a nominal interest rate benchmark that does not contain an inflation-protection component.

DFA California Municipal Real Return Portfolio

The DFA California Municipal Real Return Portfolio seeks to provide inflation protection and current income that is exempt from both federal personal income taxes and California state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of California state or local governments and their agencies, instrumentalities, and regional governmental authorities. The Portfolio also invests in derivative instruments to provide inflation protection. The Portfolio maintains an average portfolio duration of five years or less. The weighted average duration of the Portfolio decreased to 2.79 years as of October 31, 2020, from 4.01 years as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 2.04% for the Portfolio and 3.55% for the S&P Intermediate Term California AMT-Free Municipal Bond Index, the Portfolio’s benchmark. During the period, the California municipal yield curve and the real yield curve were relatively flat, indicating smaller expected term premiums. As a result, the Portfolio’s duration was decreased. Realized term premiums were, however, positive during the period. As such, the Portfolio’s overweight to shorter-term municipal securities and lack of exposure to municipal securities with maturities longer than 10 years detracted from performance relative to the benchmark. The Portfolio’s zero-coupon inflation swaps, designed for protection from unexpected inflation, detracted from relative performance as breakeven inflation rates decreased over the period. The benchmark is a nominal interest rate benchmark that does not contain an inflation-protection component.

DFA Municipal Bond Portfolio

The DFA Municipal Bond Portfolio is designed to provide current income exempt from federal personal income tax by investing in a universe of investment grade municipal securities. The investment strategy uses a variable maturity approach. The Portfolio will maintain a weighted average duration of more than three years but less than five years. The weighted average duration of the Portfolio was decreased to 3.14 years as of October 31, 2020, compared to 3.24 years as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 3.11% for the Portfolio and 3.30% for S&P Intermediate Term National AMT-Free Municipal Bond Index, the Portfolio’s benchmark. The Portfolio performed in line with the benchmark before fees and expenses. The Portfolio’s focus on higher-quality municipal securities contributed positively to relative performance, as higher-quality municipal securities generally outperformed lower-quality municipal securities. During the period, municipal yield curves were relatively flat, indicating smaller expected term premiums. As a result, the Portfolio was focused on the shorter end of its eligible duration range. Realized term premiums were, however, positive during the period. As such, the Portfolio’s overweight to shorter-term municipal securities and lack of exposure to municipal securities with maturities longer than 10 years detracted from performance relative to the benchmark.

DFA Short-Term Municipal Bond Portfolio

The DFA Short-Term Municipal Bond Portfolio seeks to provide current income exempt from federal personal income tax by investing in high-quality municipal securities. The investment strategy uses a variable maturity approach. The weighted average maturity of the Portfolio generally will not exceed three years. The weighted average duration of the Portfolio was relatively unchanged at 0.73 years as of October 31, 2020, compared to 0.74 years as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 1.02% for the Portfolio and 2.20% for the ICE BofA 1-3 Year U.S. Municipal Securities Index, the Portfolio’s benchmark. During the period, municipal yield curves were relatively flat, indicating smaller expected term premiums. As a result, the Portfolio was focused on the shorter end of its eligible duration range. Realized term premiums were, however, positive during the period. As such, the Portfolio’s overweight to shorter-term municipal securities detracted from performance relative to the benchmark.

DFA Intermediate-Term Municipal Bond Portfolio

The DFA Intermediate-Term Municipal Bond Portfolio is designed to provide current income exempt from federal personal income tax by investing in high-quality municipal securities. The Portfolio will generally maintain a weighted average duration of no more than half a year greater than, and no less than one year below, the weighted average duration of the Portfolio’s benchmark. The weighted average duration of the Portfolio decreased to 3.48 years as of October 31, 2020, compared to 3.69 years as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 3.47% for the Portfolio and 3.30% for the S&P Intermediate Term National AMT-Free Municipal Bond Index, the Portfolio’s

benchmark. The Portfolio’s focus on higher-quality municipal securities contributed positively to relative performance, as higher-quality municipal securities generally outperformed lower-quality municipal securities. During the period, municipal yield curves were relatively flat, indicating smaller expected term premiums. As a result, the Portfolio maintained a shorter weighted average duration than its benchmark. Realized term premiums were, however, positive during the period. The Portfolio’s overweight to securities in the zero- to four-year maturity range and underweight to securities with maturities greater than 10 years detracted from performance relative to the benchmark.

DFA Selective State Municipal Bond Portfolio

The DFA Selective State Municipal Bond Portfolio is designed to provide current income exempt from federal personal income tax by investing in investment grade municipal securities. The Portfolio is expected to emphasize investments in municipal bonds issued on behalf of: (i) states with no personal income tax; (ii) states that generally tax income earned from both in-state and out-of-state municipal securities; and (iii) states that do not tax income earned from in-state municipal securities and certain out-of-state municipal securities. The Portfolio will maintain a weighted average duration of more than three years but less than five years. The weighted average duration of the Portfolio was 4.51 years as of October 31, 2020.

The DFA Selective State Municipal Bond Portfolio was launched on September 30, 2020. For the one-month period ended October 31, 2020, total returns were -0.10% for the Portfolio and -0.18% for the S&P Intermediate Term National AMT-Free Municipal Bond Index, the Portfolio’s benchmark. During the one-month period, municipal yield curves indicated positive expected term premiums for full investment grade rated municipal bonds. As a result, the Portfolio was focused on the longer end of its eligible duration range but was underweight municipal securities with maturities greater than 10 years relative to the benchmark. Realized term premiums were, however, negative during the period. As such, the Portfolio’s underweight to municipal securities with maturities longer than 10 years contributed positively to relative performance.

DFA California Short-Term Municipal Bond Portfolio

The DFA California Short-Term Municipal Bond Portfolio is designed to provide current income that is exempt from both federal personal income taxes and California state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of California state or local governments and their agencies, instrumentalities, and regional governmental authorities. The investment strategy uses a variable maturity approach. The weighted average maturity of the Portfolio generally will not exceed three years. The weighted average duration of the Portfolio was relatively unchanged at 1.10 years as of October 31, 2020, compared to 1.11 years as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 0.82% for the Portfolio and 1.95% for the ICE BofA 1-3 Year California including Puerto Rico Municipal Securities Index, the Portfolio’s benchmark. During the period, the California municipal yield curve was relatively flat, indicating smaller expected term premiums. As a result, the Portfolio was focused on the shorter end of its eligible duration range. Realized term premiums were, however, positive during the period. The Portfolio’s allocation to securities with maturities shorter than one year and underweight to securities in the two- to three-year maturity range detracted from performance relative to the benchmark.

DFA California Intermediate-Term Municipal Bond Portfolio

The DFA California Intermediate-Term Municipal Bond Portfolio is designed to provide current income that is exempt from both federal personal income taxes and California state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of California state or local governments and their agencies, instrumentalities, and regional governmental authorities. The Portfolio will generally maintain a weighted average duration of no more than half a year greater than, and no less than one year below, the weighted average duration of the Portfolio’s benchmark. The weighted average duration of the Portfolio decreased to 3.43 years as of October 31, 2020, from 3.65 years as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 2.66% for the Portfolio and 3.55% for the S&P Intermediate Term California AMT-Free Municipal Bond Index, the Portfolio’s benchmark. During the period, the California municipal yield curve was relatively flat, indicating smaller expected term premiums. As a result, the Portfolio maintained a shorter weighted average duration than its benchmark. Realized term premiums were, however, positive during the period. The Portfolio’s overweight to securities in the zero- to five-year maturity range and underweight to securities with maturities greater than nine years detracted from performance relative to the benchmark.

DFA NY Municipal Bond Portfolio

The DFA NY Municipal Bond Portfolio seeks to provide current income that is exempt from both federal personal income taxes and New York state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of New York state or local governments and their agencies, instrumentalities, and regional governmental authorities. The investment strategy uses a variable maturity approach. The Portfolio maintains an average portfolio duration of five years or less. The average duration of the Portfolio decreased to 1.14 years as of October 31, 2020, from 1.49 years as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 1.39% for the Portfolio and 2.20% for the S&P Intermediate Term New York AMT-Free Municipal Bond Index, the Portfolio’s benchmark. During the period, the New York municipal yield curve was relatively flat, indicating smaller expected term premiums. As a result, the Portfolio was focused on the shorter end of its eligible duration range. Realized term premiums were, however, positive during the period. As such, the Portfolio’s overweight to shorter-term municipal securities and lack of exposure to municipal securities with maturities longer than seven years detracted from performance relative to the benchmark.

DFA MN Municipal Bond Portfolio

The DFA MN Municipal Bond Portfolio seeks to provide current income that is exempt from federal personal income taxes and Minnesota state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of Minnesota state or local governments and their agencies, instrumentalities, and regional governmental authorities. The investment strategy uses a variable maturity approach. The average duration of the Portfolio was unchanged at 2.11 years as of October 31, 2020, compared to 2.11 years as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 2.13% for the Portfolio and 3.30% for the S&P Intermediate Term National AMT-Free Municipal Bond Index. The Portfolio’s focus on Minnesota securities detracted from performance relative to the S&P Intermediate-Term National AMT-Free Municipal Bond Index, as the national municipal bond market outperformed the Minnesota bond market. During the period, the Minnesota municipal yield curve was relatively flat, indicating smaller expected term premiums. As a result, the Portfolio was focused on the shorter end of its eligible duration range. Realized term premiums were, however, positive during the period. As such, the Portfolio’s overweight to shorter-term municipal securities and lack of exposure to municipal securities with maturities longer than seven years detracted from performance relative to the benchmark.

DFA Oregon Municipal Bond Portfolio

The DFA Oregon Municipal Bond Portfolio seeks to provide current income that is exempt from federal personal income taxes and Oregon state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of Oregon state or local governments and their agencies, instrumentalities, and regional governmental authorities. The average duration of the Portfolio decreased to 3.38 years as of October 31, 2020 from 3.76 as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 3.03% for the Portfolio and 3.30% for the S&P Intermediate Term National AMT-Free Municipal Bond Index. During the period, the Oregon municipal yield curve was relatively flat, indicating smaller expected term premiums. As a result, the Portfolio was focused on the shorter end of its eligible duration range. Realized term premiums were, however, positive during the period. As such, the Portfolio’s overweight to shorter-term municipal securities and lack of exposure to municipal securities with maturities longer than 10 years detracted from performance relative to the benchmark.

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2020
EXPENSE TABLES
	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA One-Year Fixed Income Portfolio
Actual Fund Return	$1,000.00	$1,001.20	0.17%	$0.86
Hypothetical 5% Annual Return	$1,000.00	$1,024.28	0.17%	$0.87

DFA Two-Year Global Fixed Income Portfolio
Actual Fund Return	$1,000.00	$1,003.00	0.17%	$0.86
Hypothetical 5% Annual Return	$1,000.00	$1,024.28	0.17%	$0.87

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

DFA Selectively Hedged Global Fixed Income Portfolio
Actual Fund Return	$1,000.00	$1,020.90	0.17%	$0.86
Hypothetical 5% Annual Return	$1,000.00	$1,024.28	0.17%	$0.87

DFA Five-Year Global Fixed Income Portfolio
Actual Fund Return	$1,000.00	$1,007.40	0.26%	$1.31
Hypothetical 5% Annual Return	$1,000.00	$1,023.83	0.26%	$1.32

DFA World ex U.S. Government Fixed Income Portfolio
Actual Fund Return	$1,000.00	$1,026.50	0.19%	$0.97
Hypothetical 5% Annual Return	$1,000.00	$1,024.18	0.19%	$0.97

DFA Short-Term Government Portfolio
Actual Fund Return	$1,000.00	$999.60	0.20%	$1.01
Hypothetical 5% Annual Return	$1,000.00	$1,024.13	0.20%	$1.02

DFA Intermediate Government Fixed Income Portfolio
Actual Fund Return	$1,000.00	$998.30	0.12%	$0.60
Hypothetical 5% Annual Return	$1,000.00	$1,024.53	0.12%	$0.61

DFA Short-Term Extended Quality Portfolio
Actual Fund Return	$1,000.00	$1,015.70	0.22%	$1.11
Hypothetical 5% Annual Return	$1,000.00	$1,024.03	0.22%	$1.12

DFA Intermediate-Term Extended Quality Portfolio
Actual Fund Return	$1,000.00	$1,056.40	0.22%	$1.14
Hypothetical 5% Annual Return	$1,000.00	$1,024.03	0.22%	$1.12

DFA Targeted Credit Portfolio
Actual Fund Return	$1,000.00	$1,032.50	0.20%	$1.02
Hypothetical 5% Annual Return	$1,000.00	$1,024.13	0.20%	$1.02

DFA Global Core Plus Fixed Income Portfolio
Actual Fund Return	$1,000.00	$1,059.20	0.29%	$1.50
Hypothetical 5% Annual Return	$1,000.00	$1,023.68	0.29%	$1.48

DFA Investment Grade Portfolio
Actual Fund Return	$1,000.00	$1,029.10	0.22%	$1.12
Hypothetical 5% Annual Return	$1,000.00	$1,024.03	0.22%	$1.12

DFA Diversified Fixed Income Portfolio (2)
Actual Fund Return	$1,000.00	$1,006.70	0.15%	$0.76
Hypothetical 5% Annual Return	$1,000.00	$1,024.38	0.15%	$0.76

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

DFA LTIP Portfolio
Actual Fund Return	$1,000.00	$1,028.10	0.14%	$0.71
Hypothetical 5% Annual Return	$1,000.00	$1,024.43	0.14%	$0.71

DFA Inflation-Protected Securities Portfolio
Actual Fund Return	$1,000.00	$1,046.40	0.12%	$0.62
Hypothetical 5% Annual Return	$1,000.00	$1,024.53	0.12%	$0.61

DFA Short-Duration Real Return Portfolio
Actual Fund Return	$1,000.00	$1,040.40	0.23%	$1.18
Hypothetical 5% Annual Return	$1,000.00	$1,023.98	0.23%	$1.17

DFA Municipal Real Return Portfolio
Actual Fund Return	$1,000.00	$1,070.20	0.24%	$1.25
Hypothetical 5% Annual Return	$1,000.00	$1,023.93	0.24%	$1.22

DFA California Municipal Real Return Portfolio
Actual Fund Return	$1,000.00	$1,059.60	0.27%	$1.40
Hypothetical 5% Annual Return	$1,000.00	$1,023.78	0.27%	$1.37

DFA Municipal Bond Portfolio
Actual Fund Return	$1,000.00	$1,026.50	0.23%	$1.17
Hypothetical 5% Annual Return	$1,000.00	$1,023.98	0.23%	$1.17

DFA Short-Term Municipal Bond Portfolio
Actual Fund Return	$1,000.00	$1,004.70	0.22%	$1.11
Hypothetical 5% Annual Return	$1,000.00	$1,024.03	0.22%	$1.12

DFA Intermediate-Term Municipal Bond Portfolio
Actual Fund Return	$1,000.00	$1,028.80	0.23%	$1.17
Hypothetical 5% Annual Return	$1,000.00	$1,023.98	0.23%	$1.17

DFA Selective State Municipal Bond Portfolio (3)
Actual Fund Return	$1,000.00	$999.90	0.23%	$0.19
Hypothetical 5% Annual Return	$1,000.00	$1,023.98	0.23%	$1.17

DFA California Short-Term Municipal Bond Portfolio
Actual Fund Return	$1,000.00	$1,004.20	0.22%	$1.11
Hypothetical 5% Annual Return	$1,000.00	$1,024.03	0.22%	$1.12

DFA California Intermediate-Term Municipal Bond Portfolio
Actual Fund Return	$1,000.00	$1,029.40	0.23%	$1.17
Hypothetical 5% Annual Return	$1,000.00	$1,023.98	0.23%	$1.17

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

DFA NY Municipal Bond Portfolio
Actual Fund Return	$1,000.00	$1,010.20	0.24%	$1.21
Hypothetical 5% Annual Return	$1,000.00	$1,023.93	0.24%	$1.22

DFA MN Municipal Bond Portfolio
Actual Fund Return	$1,000.00	$1,015.70	0.30%	$1.52
Hypothetical 5% Annual Return	$1,000.00	$1,023.63	0.30%	$1.53

DFA Oregon Municipal Bond Portfolio
Actual Fund Return	$1,000.00	$1,026.20	0.29%	$1.48
Hypothetical 5% Annual Return	$1,000.00	$1,023.68	0.29%	$1.48

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

(2)

DFA Diversified Fixed Income Portfolio invests directly and indirectly through other funds. The expenses shown reflect the direct expenses of the Portfolio and the Portfolio’s portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

(3)

DFA Selective State Municipal Bond Portfolio commenced operations on September 30, 2020. Expenses are equal to the fund’s annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by the number of days since inception (31), then divided by the number of days in the year (366) to reflect the period. The “Ending Account Value” is derived from the fund’s share class actual return since inception. The “Hypothetical 5% Annual Return” information reflects the 184 day period for the period ended October 31, 2020 to allow for comparability.

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following tables, which present portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, are provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

FIXED INCOME PORTFOLIOS

DFA One-Year Fixed Income Portfolio		DFA Two-Year Global Fixed Income Portfolio		DFA Selectively Hedged Global Fixed Income Portfolio
Corporate	1.8%	Corporate	7.4%	Corporate	40.9%
Government	46.4%	Government	7.8%	Government	10.1%
Foreign Corporate	8.4%	Foreign Corporate	37.0%	Foreign Corporate	34.6%
Foreign Government	22.9%	Foreign Government	28.1%	Foreign Government	6.9%
Supranational	20.5%	Supranational	19.7%	Supranational	7.5%

	100.0%		100.0%		100.0%

DFA Five-Year Global Fixed Income Portfolio		DFA World ex U.S. Government Fixed Income Portfolio		DFA Short-Term Government Portfolio
Corporate	5.9%	Government	3.2%	Government	100.0%

Government	1.0%	Foreign Government	84.4%		100.0%
Foreign Corporate	36.4%	Supranational	12.4%

Foreign Government	37.2%		100.0%
Supranational	19.5%

	100.0%

DFA Intermediate Government Fixed Income Portfolio		DFA Short-Term Extended Quality Portfolio		DFA Intermediate-Term Extended Quality Portfolio
Government	100.0%	Corporate	39.2%	Corporate	74.5%

	100.0%	Government	9.1%	Government	7.5%
		Foreign Corporate	32.1%	Foreign Corporate	18.0%

		Foreign Government	11.9%		100.0%
		Supranational	7.7%

			100.0%

DFA Targeted Credit Portfolio		DFA Global Core Plus Fixed Income Portfolio		DFA Investment Grade Portfolio
Corporate	59.1%	Corporate	47.6%	Corporate	47.0%
Government	2.6%	Government	9.1%	Government	40.6%
Foreign Corporate	36.7%	Foreign Corporate	23.3%	Foreign Corporate	12.2%
Foreign Government	1.4%	Foreign Government	17.6%	Foreign Government	0.2%

Supranational	0.2%	Supranational	2.4%		100.0%

	100.0%		100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

DFA Diversified Fixed Income Portfolio		DFA LTIP Portfolio		DFA Inflation-Protected Securities Portfolio
Government	19.8%	Government	100.0%	Government	100.0%

Affiliated Investment Companies	80.2%		100.0%		100.0%

	100.0%

DFA Short-Duration Real Return Portfolio		DFA Municipal Real Return Portfolio		DFA California Municipal Real Return Portfolio
Corporate	44.3%	Muni G.O. Local	51.1%	Muni G.O. Local	45.3%
Government	12.6%	Muni G.O. State	21.0%	Muni G.O. State	16.9%
Foreign Corporate	32.3%	Muni Revenue	24.2%	Muni Revenue	21.1%
Foreign Government	9.3%	Muni Pre-Refunded	3.7%	Muni Pre-Refunded	16.7%

Supranational	1.5%		100.0%		100.0%

	100.0%

DFA Municipal Bond Portfolio		DFA Short-Term Municipal Bond Portfolio		DFA Intermediate-Term Municipal Bond Portfolio
Muni G.O. Local	58.7%	Muni G.O. Local	55.8%	Muni G.O. Local	51.4%
Muni G.O. State	22.9%	Muni G.O. State	16.1%	Muni G.O. State	29.3%
Muni Revenue	15.8%	Muni Revenue	18.0%	Muni Revenue	16.9%
Muni Pre-Refunded	2.6%	Muni Pre-Refunded	10.1%	Muni Pre-Refunded	2.4%

	100.0%		100.0%		100.0%

DFA Selective State Municipal Bond Portfolio		DFA California Short-Term Municipal Bond Portfolio		DFA California Intermediate-Term Municipal Bond Portfolio
Muni G.O. Local	38.5%	Muni G.O. Local	54.0%	Muni G.O. Local	37.6%
Muni G.O. State	8.6%	Muni G.O. State	15.8%	Muni G.O. State	19.4%
Muni Insured	1.6%	Muni Insured	0.3%	Muni Insured	0.1%
Muni Revenue	47.6%	Muni Revenue	16.9%	Muni Revenue	27.9%
Muni Pre-Refunded	3.7%	Muni Pre-Refunded	13.0%	Muni Pre-Refunded	15.0%

	100.0%		100.0%		100.0%

DFA NY Municipal Bond Portfolio		DFA MN Municipal Bond Portfolio		DFA Oregon Municipal Bond Portfolio
Muni G.O. Local	64.2%	Muni G.O. Local	75.1%	Muni G.O. Local	49.0%
Muni G.O. State	3.0%	Muni G.O. State	6.8%	Muni G.O. State	10.1%
Muni Revenue	25.8%	Muni Revenue	16.8%	Muni Revenue	29.4%
Muni Pre-Refunded	7.0%	Muni Pre-Refunded	1.3%	Muni Pre-Refunded	11.5%

	100.0%		100.0%		100.0%

DFA ONE-YEAR FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount	Value†
	(000)
AGENCY OBLIGATIONS — (2.4%)
Federal Farm Credit Bank, Floating Rate Note, 1M USD LIBOR + 0.015%, FRN
(r) 0.162%, 03/17/21	50,000	$49,997,743
Federal Farm Credit Banks Funding Corp., Floating Rate Note, 1M USD LIBOR + 0.045%, FRN
(r) 0.191%, 04/16/21	112,000	112,028,130

TOTAL AGENCY OBLIGATIONS		162,025,873

BONDS — (18.8%)
African Development Bank, Floating Rate Note, 3M USD LIBOR + 0.010%, FRN
(r) 0.260%, 12/15/21	87,000	86,995,189
Agence Francaise de Developpement
Ω 2.750%, 03/22/21	8,600	8,681,304
Apple, Inc., Floating Rate Note, 3M USD LIBOR + 0.500%, FRN
(r) 0.743%, 02/09/22	5,110	5,140,505
Apple, Inc., Floating Rate Note, 3M USD LIBOR + 1.130%, FRN
#(r) 1.386%, 02/23/21	10,500	10,536,608
Asian Development Bank, Floating Rate Note, 3M USD LIBOR + 0.010%, FRN
(r) 0.260%, 12/15/21	151,500	151,483,335
Asian Development Bank, Floating Rate Note, SOFR + 0.240%, FRN
(r) 0.328%, 09/10/21	50,750	50,767,198
Bank of Montreal
3.100%, 04/13/21	23,072	23,370,406
Bank of Montreal, Floating Rate Note, 3M USD LIBOR + 0.460%, FRN
(r) 0.684%, 04/13/21	16,178	16,211,249

	Face Amount	Value†
	(000)
Bank of Nova Scotia (The), Floating Rate Note, 3M USD LIBOR + 0.290%, FRN
(r) 0.520%, 01/08/21	39,053	$39,073,010
Bank of Nova Scotia (The), Floating Rate Note, 3M USD LIBOR + 0.440%, FRN
(r) 0.658%, 04/20/21	6,000	6,010,976
Caisse d’Amortissement de la Dette Sociale
Ω 2.375%, 01/29/21	11,500	11,558,420
Canadian Imperial Bank of Commerce, Floating Rate Note, 3M USD LIBOR + 0.315%, FRN
(r) 0.529%, 02/02/21	21,180	21,193,869
CDP Financial, Inc.
Ω 2.125%, 06/11/21	3,000	3,032,970
EUROFIMA, Floating Rate Note, 3M USD LIBOR + 0.090%, FRN
(r)Ω 0.370%, 11/15/21	22,500	22,503,825
European Investment Bank, Floating Rate Note, 3M USD LIBOR + 0.110%, FRN
(r)Ω 0.333%, 03/24/21	2,043	2,043,602
European Investment Bank, Floating Rate Note, SOFR + 0.290%, FRN
(r)Ω 0.378%, 06/10/22	18,750	18,758,620
Inter-American Development Bank, Floating Rate Note, 3M USD LIBOR - 0.020%, FRN
(r) 0.195%, 10/25/21	74,365	74,329,305
Inter-American Development Bank, Floating Rate Note, 3M USD LIBOR + 0.000%, FRN
(r) 0.237%, 01/15/22	159	158,936
Inter-American Development Bank, Floating Rate Note, SOFR + 0.260%, FRN
(r) 0.348%, 09/16/22	15,500	15,511,780

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
Inter-American Investment Corp., Floating Rate Note, 3M USD LIBOR + 0.090%, FRN
(r)Ω 0.314%, 10/12/21	34,250	$34,240,958
International Finance Corp., Floating Rate Note, 1M USD LIBOR + 0.130%, FRN
(r) 0.278%, 08/23/21	23,500	23,485,786
Kommunalbanken A.S., Floating Rate Note, 3M USD LIBOR + 0.040%, FRN
(r)Ω 0.289%, 03/12/21	71,522	71,531,266
Kommunalbanken A.S., Floating Rate Note, 3M USD LIBOR + 0.080%, FRN
(r)Ω 0.336%, 02/24/22	110,500	110,565,113
Kommunalbanken A.S., Floating Rate Note, 3M USD LIBOR + 0.130%, FRN
(r)Ω 0.378%, 09/08/21	7,000	7,005,377
Kuntarahoitus Oyj, Floating Rate Note, 3M USD LIBOR + 0.050%, FRN
(r)Ω 0.330%, 02/17/21	27,200	27,204,507
Landeskreditbank Baden-Wuerttemberg Foerderbank, Floating Rate Note, 3M USD LIBOR + 0.120%, FRN
(r)Ω 0.353%, 09/27/21	9,187	9,192,953
Landeskreditbank Baden-Wuerttemberg Foerderbank, Floating Rate Note, SOFR + 0.035%, FRN
(r)Ω 0.437%, 03/15/22	46,800	46,834,632
Nederlandse Waterschapsbank NV, Floating Rate Note, 3M USD LIBOR + 0.070%, FRN
(r)Ω 0.320%, 12/15/21	157,200	157,286,930
NRW. Bank, Floating Rate Note, 3M USD LIBOR + 0.040%, FRN
(r)Ω 0.283%, 02/08/21	30,200	30,200,604

	Face Amount	Value†
	(000)
NRW. Bank, Floating Rate Note, 3M USD LIBOR + 0.060%, FRN
(r)Ω 0.308%, 03/05/21	36,000	$36,003,672
Oesterreichische Kontrollbank AG, Floating Rate Note, 3M USD LIBOR + 0.010%, FRN
(r)Ω 0.266%, 11/22/21	20,000	19,997,545
Royal Bank of Canada, Floating Rate Note, 3M USD LIBOR + 0.390%, FRN
(r) 0.604%, 04/30/21	16,700	16,729,392
Svensk Exportkredit AB, Floating Rate Note, 3M USD LIBOR + 0.050%, FRN
(r) 0.299%, 12/14/20	2,000	2,000,244
Svenska Handelsbanken AB, Floating Rate Note, 3M USD LIBOR + 0.047%, FRN
(r) 0.726%, 05/24/21	7,000	7,018,366
Toronto-Dominion Bank (The), Floating Rate Note, 3M USD LIBOR + 0.240%, FRN
(r) 0.455%, 01/25/21	26,510	26,523,865
Toronto-Dominion Bank (The), Floating Rate Note, 3M USD LIBOR + 0.430%, FRN
(r) 0.680%, 06/11/21	18,350	18,397,065
Toronto-Dominion Bank (The), Floating Rate Note, 3M USD LIBOR + 0.930%, FRN
(r) 1.179%, 12/14/20	20,000	20,022,066
Toyota Motor Credit Corp., Floating Rate Note, 3M USD LIBOR + 0.280%, FRN
(r) 0.504%, 04/13/21	3,327	3,330,813
Toyota Motor Credit Corp., Floating Rate Note, 3M USD LIBOR + 0.540%, FRN
(r) 0.770%, 01/08/21	19,750	19,769,142

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
Walmart, Inc., Floating Rate Note, 3M USD LIBOR + 0.230%, FRN
(r) 0.453%, 06/23/21	4,105	$4,111,633

TOTAL BONDS		1,258,813,036

U.S. TREASURY OBLIGATIONS — (13.9%)
U.S. Treasury Bills
0.109%, 11/12/20	21,000	20,999,563
# 0.097%, 11/27/20	25,000	24,998,524
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.055%, FRN
(r) 0.155%, 07/31/22	298,000	297,986,843
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.114%, FRN
(r) 0.214%, 04/30/22	581,500	582,109,244

TOTAL U.S. TREASURY OBLIGATIONS		926,094,174

TOTAL INVESTMENT SECURITIES (Cost $2,346,222,916)		2,346,933,083

CERTIFICATES OF DEPOSIT — (5.6%)
Bank of Montreal, Floating Rate Note, 3M USD LIBOR + 0.050%, FRN
(r) 0.272%, 01/28/21	40,000	40,006,685
National Australia Bank, Ltd.
(r)Ω 0.369%, 05/26/21	55,000	55,044,907
(r)Ω 0.372%, 05/28/21	89,000	89,073,084
Svenska Handelsbanken AB, Floating Rate Note, 3M USD LIBOR + 0.120%, FRN
(r)Ω 0.373%, 05/11/21	10,000	10,000,000
Toronto-Dominion Bank (The)
(r) 0.392%, 05/07/21	20,000	20,016,254
(r)Ω 0.301%, 02/03/21	50,000	50,005,108
(r)Ω 0.327%, 07/15/21	60,000	60,029,482
Westpac Banking Corp., Floating Rate Note, 3M USD LIBOR + 0.090%, FRN
(r)Ω 0.341%, 06/04/21	50,000	50,023,420

TOTAL CERTIFICATES OF DEPOSIT (Cost $374,000,000)		374,198,940

	Face Amount	Value†
	(000)
COMMERCIAL PAPER — (58.7%)
Australia & New Zealand Banking Group, Ltd.
Ω 0.180%, 03/09/21	100,000	$99,939,694
Ω 0.185%, 03/09/21	20,000	19,987,939
Ω 0.183%, 03/10/21	87,500	87,446,827
Banque Et Caisse d’Epargne de l’Etat
Ω 0.300%, 12/04/20	6,000	5,999,463
Ω 0.160%, 12/04/20	10,000	9,999,106
0.193%, 03/01/21	12,750	12,744,124
0.200%, 03/02/21	112,000	111,947,957
0.180%, 03/04/21	25,250	25,237,989
0.200%, 04/05/21	30,000	29,980,113
BNG Bank NV
Ω 0.152%, 12/07/20	50,000	49,992,189
Ω 0.180%, 12/07/20	64,000	63,990,002
Ω 0.193%, 03/03/21	14,500	14,492,159
Ω 0.183%, 03/08/21	27,000	26,984,520
Ω 0.210%, 03/15/21	37,000	36,977,216
Caisse Des Depots Et Consignations
Ω 0.180%, 02/02/21	11,500	11,494,629
Ω 0.173%, 02/25/21	22,250	22,236,289
Ω 0.190%, 03/03/21	35,000	34,977,095
Ω 0.190%, 03/18/21	14,000	13,989,459
0.160%, 02/03/21	60,000	59,971,520
Ω 0.172%, 02/16/21	55,000	54,969,359
DNB NOR Bank ASA
0.170%, 04/22/21	40,000	39,962,493
Erste Abwicklungsanstalt
Ω 0.254%, 11/20/20	10,000	9,999,545
Ω 0.220%, 11/24/20	95,000	94,994,524
European Investment Bank
0.170%, 02/05/21	85,000	84,968,994
0.183%, 04/13/21	89,000	88,930,654
Exxon Mobil Corp.
0.390%, 01/04/21	137,000	136,971,870
0.400%, 02/01/21	49,000	48,984,391
0.190%, 01/04/21	18,000	17,996,304
FMS Wertmanagement
Ω 0.215%, 11/20/20	125,000	124,994,312
Ω 0.223%, 02/10/21	69,000	68,973,349
Her Majesty RGT
0.170%, 01/26/21	39,000	38,989,609
Hydro-Quebec
Ω 0.228%, 11/17/20	75,000	74,997,300
KFW International Finance, Inc.
Ω 0.200%, 02/02/21	35,000	34,984,114
Ω 0.183%, 03/08/21	100,000	99,934,425
Ω 0.180%, 04/12/21	9,000	8,992,005
Kingdom of Denmark
0.264%, 01/25/21	39,000	38,992,366

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
0.140%, 11/02/20	1,000	$999,994
0.142%, 11/05/20	50,000	49,999,416
0.140%, 11/19/20	70,000	69,997,161
0.130%, 01/08/21	20,000	19,996,617
Landesbank Hessen-Thuringen
0.162%, 11/03/20	50,000	49,999,405
Ω 0.190%, 01/06/21	70,000	69,982,150
Loreal USA, Inc.
Ω 0.280%, 11/04/20	14,000	13,999,837
National Australia Bank, Ltd.
Ω 0.200%, 03/01/21	7,500	7,496,924
Nederlandse Waterschapsbank NV
Ω 0.200%, 02/04/21	2,750	2,748,970
Ω 0.190%, 02/18/21	33,000	32,986,162
Nestle Finance International Ltd.
Ω 0.140%, 02/19/21	13,294	13,290,857
Nordea Bank AB
Ω 0.188%, 03/11/21	80,000	79,950,720
Ω 0.195%, 03/15/21	100,000	99,935,400
Ω 0.198%, 03/16/21	28,000	27,981,779
Novartis Finance SA
0.180%, 04/12/21	38,400	38,374,634
NRW. Bank
Ω 0.193%, 12/09/20	57,750	57,741,209
Ω 0.175%, 02/04/21	35,000	34,983,214
Oesterreichische Kontrollbank AG
0.157%, 02/22/21	55,000	54,985,769
Oesterreichische Postsparkasse AG
0.150%, 01/25/21	40,000	39,989,463
Pfizer, Inc.
Ω 0.120%, 11/18/20	25,000	24,999,037
Ω 0.105%, 11/30/20	55,000	54,995,264
Province of Alberta
Ω 0.200%, 03/09/21	19,750	19,740,729
Ω 0.210%, 06/21/21	20,000	19,977,640
Ω 0.180%, 04/19/21	70,500	70,450,773
Province of British Columbia
0.290%, 11/02/20	27,500	27,499,840
Province of British Columbia Canada
0.170%, 03/09/21	33,100	33,082,429
PSP Capital, Inc.
Ω 0.250%, 12/08/20	49,500	49,495,013
Ω 0.220%, 01/15/21	36,525	36,516,328

	Face Amount	Value†
	(000)
Ω 0.180%, 03/16/21	18,000	$17,990,958
Ω 0.183%, 04/15/21	10,050	10,043,939
0.190%, 03/23/21	26,750	26,735,983
Ω 0.190%, 03/24/21	38,000	37,979,950
Ω 0.200%, 05/18/21	9,250	9,243,987
Queensland Treasury Corp.
0.200%, 12/21/20	85,000	84,989,318
0.203%, 12/22/20	65,000	64,991,579
0.223%, 01/19/21	45,000	44,989,470
Royal Bank Of Canada
0.180%, 04/26/21	65,000	64,957,898
Shell International Finance BV
Ω 0.220%, 02/02/21	31,400	31,378,953
Ω 0.220%, 02/16/21	26,400	26,380,976
Skandinaviska Enskilda Banken AB
Ω 0.213%, 03/18/21	89,000	88,929,210
Ω 0.210%, 03/22/21	47,000	46,961,168
Ω 0.223%, 04/20/21	70,000	69,927,425
Svenska Handelsbanken AB
Ω 0.244%, 12/10/20	55,000	54,993,924
Ω 0.244%, 12/17/20	50,000	49,993,200
Ω 0.180%, 03/04/21	55,000	54,965,625
Ω 0.203%, 03/16/21	16,250	16,238,869
Toronto-Dominion Bank (The)
Ω 0.183%, 04/15/21	13,200	13,187,998
Total Capital Canada, Ltd.
0.183%, 11/03/20	100,000	99,999,033
Ω 0.223%, 02/03/21	85,750	85,714,557
Ω 0.221%, 02/03/21	20,000	19,991,733

TOTAL COMMERCIAL PAPER (Cost $3,929,391,991)		3,929,806,391

	Shares

TEMPORARY CASH INVESTMENTS — (0.2%)
State Street Institutional U.S. Government Money Market Fund
0.026%	15,210,844	15,210,844

SECURITIES LENDING COLLATERAL — (0.4%)
@§ The DFA Short Term Investment Fund	2,205,738	25,522,591

TOTAL INVESTMENTS — (100.0%) (Cost $6,690,348,233)		$6,691,671,849

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$162,025,873	—	$162,025,873
Bonds	—	1,258,813,036	—	1,258,813,036
U.S. Treasury Obligations	—	926,094,174	—	926,094,174
Certificates of Deposit	—	374,198,940	—	374,198,940
Commercial Paper	—	3,929,806,391	—	3,929,806,391
Temporary Cash Investments	$15,210,844	—	—	15,210,844
Securities Lending Collateral	—	25,522,591	—	25,522,591

TOTAL	$15,210,844	$6,676,461,005	—	$6,691,671,849

See accompanying Notes to Financial Statements.

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount^		Value†
	(000)
AGENCY OBLIGATIONS — (0.6%)
Federal Farm Credit Banks Funding Corp.
(r) 0.147%, 08/09/21		8,000	$8,000,183
Federal Home Loan Bank Discount Notes
0.000%, 12/30/20		25,000	24,996,375

TOTAL AGENCY OBLIGATIONS			32,996,558

BONDS — (77.1%)

AUSTRALIA — (5.4%)
Australia & New Zealand Banking Group, Ltd. Floating Rate Note
Australia & New Zealand Banking Group, Ltd. Floating Rate Note
(r)Ω 1.263%, 04/07/21	AUD	16,000	11,298,887
(r) 0.830%, 07/16/21	AUD	1,000	706,139
(r)Ω 1.230%, 08/16/21	AUD	4,497	3,186,486
(r)Ω 0.910%, 12/06/21	AUD	2,000	1,416,401
(r)Ω 0.982%, 02/08/22	AUD	9,000	6,386,119
(r)Ω 1.090%, 03/07/22	AUD	13,540	9,626,040
(r) 0.670%, 08/29/22	AUD	12,000	8,499,360
(r)Ω 0.850%, 01/18/23	AUD	17,350	12,349,082
(r)Ω 1.002%, 05/09/23	AUD	12,000	8,582,918
Australia & New Zealand Banking Group, Ltd.
2.950%, 07/16/21	AUD	27,700	19,850,914
Commonwealth Bank of Australia
2.400%, 11/02/20		19,446	19,446,000
Ω 2.900%, 07/12/21	AUD	6,000	4,297,163
2.750%, 08/16/21	AUD	10,500	7,530,023
Commonwealth Bank of Australia Floating Rate Note
(r) 0.830%, 08/16/21	AUD	2,000	1,412,685
#(r)Ω 1.078%, 09/06/21		6,626	6,669,706
(r) 0.940%, 07/25/22	AUD	17,500	12,455,581
National Australia Bank, Ltd.
2.500%, 01/12/21		6,000	6,023,520
2.750%, 04/16/21	AUD	8,000	5,688,896
National Australia Bank, Ltd. Floating Rate Note
(r) 0.780%, 04/16/21	AUD	4,000	2,819,312
(r)Ω 1.270%, 05/12/21	AUD	5,000	3,534,071
(r)Ω 1.110%, 10/21/21	AUD	1,500	1,063,825
(r)Ω 0.959%, 11/04/21		2,507	2,522,181

	Face Amount^		Value†
	(000)
AUSTRALIA — (Continued)
(r) 0.990%, 07/05/22	AUD	6,000	$4,270,446
(r)Ω 0.902%, 02/10/23	AUD	47,626	33,931,379
(r) 1.000%, 05/16/23	AUD	2,000	1,429,913
(r) 1.010%, 09/26/23	AUD	9,500	6,810,659
Queensland Treasury Corp.
Ω 5.500%, 06/21/21	AUD	45,000	32,706,797
South Australian Government Financing Authority
5.000%, 05/20/21	AUD	3,534	2,550,413
Western Australian Treasury Corp.
7.000%, 07/15/21	AUD	40,000	29,470,369
Westpac Banking Corp. Floating Rate Note
Westpac Banking Corp. Floating Rate Note
(r)Ω 1.210%, 02/07/22	AUD	7,800	5,549,730
(r)Ω 0.720%, 05/16/22	AUD	14,100	9,983,701
(r)Ω 0.866%, 10/27/22	AUD	5,000	3,557,629

TOTAL AUSTRALIA			285,626,345

BELGIUM — (2.8%)
Dexia Credit Local SA
Ω 2.000%, 01/22/21	EUR	38,250	44,794,750
Ω 0.200%, 03/16/21	EUR	55,300	64,571,186
Ω 0.875%, 09/07/21	GBP	7,800	10,164,293
Ω 0.625%, 01/21/22	EUR	7,400	8,740,497
Ω 1.125%, 06/15/22	GBP	400	525,591
Kingdom of Belgium Treasury Bill
(0.584%), 03/11/21	EUR	17,500	20,427,861

TOTAL BELGIUM			149,224,178

CANADA — (18.7%)
Bank of Montreal
1.880%, 03/31/21	CAD	88,000	66,481,843
1.610%, 10/28/21	CAD	7,500	5,699,561
Ω 0.250%, 11/17/21	EUR	28,000	32,839,582
Bank of Montreal Floating Rate Note
(r) 1.041%, 08/27/21		10,200	10,265,506
(r)Ω 0.861%, 09/07/21	AUD	9,500	6,710,372
(r)Ω 0.007%, 09/28/21	EUR	12,019	14,053,529
(r)Ω 0.012%, 03/14/22	EUR	1,500	1,755,099
(r)Ω 1.010%, 10/06/22	AUD	11,570	8,229,736
Bank of Nova Scotia (The)
3.270%, 01/11/21	CAD	131,280	99,115,760
2.873%, 06/04/21	CAD	15,000	11,424,341
1.900%, 12/02/21	CAD	18,000	13,723,125

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
CANADA — (Continued)
Ω 0.375%, 04/06/22	EUR	2,000	$2,350,460
Ω 1.250%, 06/08/22	GBP	1,000	1,312,090
Canada Housing Trust No 1 Floating Rate Note
Canada Housing Trust No 1 Floating Rate Note
(r)Ω 0.680%, 03/15/21	CAD	32,500	24,435,375
(r)Ω 0.665%, 03/15/22	CAD	172,000	129,808,812
Canadian Imperial Bank of Commerce Floating Rate Note
(r) 0.529%, 02/02/21		5,000	5,003,274
1.900%, 04/26/21	CAD	65,940	49,873,466
2.900%, 09/14/21	CAD	73,000	55,982,557
Export Development Canada
2.400%, 06/07/21	AUD	15,000	10,683,674
Hydro-Quebec Floating Rate Note
(r) 0.700%, 04/14/23	CAD	11,600	8,760,033
Province of Alberta Canada
1.350%, 09/01/21	CAD	15,000	11,362,869
Province of British Columbia Canada
3.700%, 12/18/20	CAD	2,500	1,884,861
Province of Manitoba Canada
Ω 0.750%, 12/15/21	GBP	10,760	14,003,614
Province of Nova Scotia Canada Floating Rate Note
(r) 0.635%, 11/09/22	CAD	7,589	5,711,316
Province of Ontario Canada Floating Rate Note
Province of Ontario Canada Floating Rate Note
(r)Ω 0.161%, 11/10/20	GBP	10,000	12,955,047
(r) 0.750%, 10/27/21	CAD	10,000	7,541,620
(r) 0.655%, 06/27/22	CAD	96,300	72,725,546
(r) 0.561%, 08/21/23	CAD	85,000	64,285,596
Province of Quebec Canada
4.500%, 12/01/20	CAD	70,300	52,938,966
4.250%, 12/01/21	CAD	15,000	11,740,824
Province of Quebec Canada Floating Rate Note
(r) 0.913%, 04/19/22	CAD	10,000	7,584,328
Royal Bank of Canada Floating Rate Note
Royal Bank of Canada Floating Rate Note
(r)Ω 0.093%, 01/19/21	EUR	3,767	4,392,475
(r) 0.604%, 04/30/21		3,057	3,062,380
Ω 2.860%, 03/04/21	CAD	56,000	42,405,404
2.030%, 03/15/21	CAD	65,000	49,106,395
1.650%, 07/15/21	CAD	32,660	24,736,585
1.583%, 09/13/21	CAD	15,000	11,377,730

	Face Amount^		Value†
	(000)
CANADA — (Continued)
2.000%, 03/21/22	CAD	20,000	$15,320,123
Toronto-Dominion Bank (The)
Ω 0.625%, 03/08/21	EUR	13,805	16,136,840

TOTAL CANADA			987,780,714

DENMARK — (0.9%)
Denmark Government Bond
3.000%, 11/15/21	DKK	285,000	46,246,511

FINLAND — (1.5%)
Finland T-Bill
Ω (0.583%), 05/11/21	EUR	47,500	55,481,080
Kuntarahoitus Oyj
Ω 0.750%, 12/15/20	GBP	2,373	3,076,496
Kuntarahoitus Oyj Floating Rate Note
(r)Ω 0.330%, 02/17/21		17,600	17,602,916
Nordea Bank Abp Floating Rate Note
(r)Ω 0.007%, 09/27/21	EUR	2,500	2,924,040

TOTAL FINLAND			79,084,532

FRANCE — (5.6%)
Agence Francaise de Developpement EPIC
Ω 2.125%, 02/15/21	EUR	6,000	7,038,814
Ω 0.125%, 03/31/21	EUR	13,000	15,176,939
Agence Francaise de Developpement EPIC Floating Rate Note
(r)Ω 0.368%, 06/07/21		9,400	9,402,914
Bpifrance Financement SA
Ω 0.125%, 11/25/20	EUR	5,000	5,824,927
Ω 0.100%, 02/19/21	EUR	25,000	29,161,382
Ω 0.750%, 10/25/21	EUR	12,600	14,846,020
Caisse Centrale du Credit Immobilier de France SA
Ω 0.125%, 03/01/21	EUR	2,000	2,333,446
Caisse d’Amortissement de la Dette Sociale
Ω 3.375%, 04/25/21	EUR	2,527	2,997,147
Caisse des Depots et Consignations
Ω 1.000%, 01/25/21	GBP	200	259,598
France Treasury Bill BTF
Ω (0.588%), 11/18/20	EUR	10,000	11,649,510
Ω (0.622%), 12/02/20	EUR	15,000	17,478,481
Ω (0.585%), 12/09/20	EUR	37,125	43,264,458
Sanofi
Ω 0.875%, 09/22/21	EUR	16,300	19,123,897
Ω 1.125%, 03/10/22	EUR	1,000	1,183,720
Ω 0.000%, 03/21/22	EUR	4,400	5,147,654

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
FRANCE — (Continued)
Ω 0.000%, 09/13/22	EUR	9,800	$11,479,998
SNCF Reseau
Ω 0.100%, 05/27/21	EUR	15,800	18,453,142
Ω 5.500%, 12/01/21	GBP	32,992	45,152,661
Total Capital International SA
Ω 2.125%, 11/19/21	EUR	16,800	20,059,422
Total Capital International SA
Ω 2.250%, 12/17/20	GBP	2,078	2,698,337
Total Capital SA
4.125%, 01/28/21		3,500	3,531,200
UNEDIC ASSEO
0.000%, 11/25/20	EUR	6,400	7,454,879

TOTAL FRANCE			293,718,546

GERMANY — (7.4%)
Deutsche Bahn Finance GMBH
Ω 3.750%, 06/01/21	EUR	1,452	1,731,573
Ω 4.375%, 09/23/21	EUR	6,403	7,769,400
Erste Abwicklungsanstalt
Ω 0.000%, 02/25/21	EUR	2,000	2,333,027
FMS Wertmanagement Floating Rate Note
(r)Ω 0.334%, 01/14/22	GBP	20,000	25,944,194
Kreditanstalt fuer Wiederaufbau
3.500%, 01/22/21	SEK	2,000	226,489
Ω 1.375%, 02/01/21	GBP	21,000	27,295,324
Ω 2.800%, 02/17/21	AUD	3,000	2,124,860
6.250%, 05/19/21	AUD	4,000	2,904,646
Ω 5.550%, 06/07/21	GBP	5,000	6,689,286
1.000%, 10/12/21	NOK	80,000	8,431,020
0.125%, 06/03/22	SEK	126,000	14,195,783
Land Baden-Wuerttemberg Floating Rate Note
Land Baden-Wuerttemberg Floating Rate Note
(r)Ω 0.348%, 07/19/21	EUR	3,856	4,515,797
(r) 0.352%, 01/23/23	EUR	5,000	5,921,710
(r) 0.394%, 10/12/23	EUR	7,000	8,370,089
Landeskreditbank Baden-Wuerttemberg Foerderbank Floating Rate Note
(r)Ω 0.353%, 09/27/21		76,000	76,049,248
Landwirtschaftliche Rentenbank Floating Rate Note
Landwirtschaftliche Rentenbank Floating Rate Note
(r)Ω 0.000%, 01/15/21	EUR	6,000	6,995,797

	Face Amount^		Value†
	(000)
GERMANY — (Continued)
(r)Ω 0.501%, 06/03/21		6,728	$6,737,352
NRW Bank
Ω 0.000%, 12/16/20	EUR	18,000	20,975,860
Ω 0.125%, 01/18/21	EUR	18,700	21,807,748
0.000%, 02/01/22	EUR	2,000	2,344,897
NRW. Bank Floating Rate Note
NRW. Bank Floating Rate Note
(r)Ω 0.283%, 02/08/21		19,000	19,000,380
(r)Ω 0.308%, 03/05/21		24,000	24,002,448
State of North Rhine-Westphalia Germany
Ω 0.000%, 02/16/21	EUR	3,000	3,499,310
State of North Rhine-Westphalia Germany Floating Rate Note
(r)Ω 0.109%, 10/29/21	GBP	68,900	89,184,594

TOTAL GERMANY			389,050,832

JAPAN — (1.5%)
Total Capital Canada, Ltd.
Ω 1.125%, 03/18/22	EUR	2,500	2,969,531
Toyota Credit Canada, Inc.
2.200%, 02/25/21	CAD	5,000	3,775,726
Toyota Finance Australia, Ltd.
Ω 0.000%, 04/09/21	EUR	6,980	8,141,809
Toyota Motor Credit Corp. Floating Rate Note
(r) 0.770%, 01/08/21		2,549	2,551,471
4.250%, 01/11/21		1,000	1,007,590
Ω 1.000%, 03/09/21	EUR	6,566	7,679,975
Ω 0.000%, 07/21/21	EUR	2,844	3,320,910
Ω 1.000%, 09/10/21	EUR	9,914	11,669,517
Ω 0.750%, 07/21/22	EUR	17,419	20,624,535
Toyota Motor Finance Netherlands BV
Ω 0.250%, 01/10/22	EUR	15,692	18,381,871

TOTAL JAPAN			80,122,935

NETHERLANDS — (3.5%)
Allianz Finance II B.V.
Ω 3.500%, 02/14/22	EUR	3,600	4,399,230
BNG Bank NV
Ω 1.125%, 05/24/21	GBP	5,403	7,037,480
Ω 5.375%, 06/07/21	GBP	2,000	2,671,900
Cooperatieve Rabobank UA
4.500%, 01/11/21		2,962	2,985,706
Ω 4.125%, 01/12/21	EUR	500	587,394
4.625%, 01/13/21	GBP	850	1,110,504
2.500%, 01/19/21		12,410	12,468,869

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
NETHERLANDS — (Continued)
Nederlandse Waterschapsbank NV Floating Rate Note
Nederlandse Waterschapsbank NV Floating Rate Note
(r)Ω 0.253%, 11/10/20		18,000	$18,000,363
(r)Ω 0.320%, 12/15/21		50,000	50,027,650
(r)Ω 0.320%, 12/15/21		23,000	23,012,719
Shell International Finance BV
2.250%, 11/10/20		19,639	19,646,307
Ω 1.625%, 03/24/21	EUR	26,010	30,526,710
1.875%, 05/10/21		2,909	2,932,074
Ω 1.250%, 03/15/22	EUR	2,882	3,429,888
Ω 1.000%, 04/06/22	EUR	2,836	3,364,548

TOTAL NETHERLANDS			182,201,342

NORWAY — (2.7%)
Equinor ASA
Ω 5.625%, 03/11/21	EUR	9,326	11,090,270
Ω 0.875%, 02/17/23	EUR	4,758	5,671,096
Kommunalbanken A.S. Floating Rate Note
Kommunalbanken A.S. Floating Rate Note
(r)Ω 0.289%, 03/12/21		3,600	3,600,466
(r)Ω 0.289%, 03/12/21		3,000	3,000,389
(r)Ω 0.277%, 04/15/21		5,500	5,500,800
(r)Ω 0.336%, 02/24/22		100,000	100,062,519
Kommunalbanken A.S.
Ω 1.500%, 04/19/22	NOK	100,000	10,631,478

TOTAL NORWAY			139,557,018

SINGAPORE — (0.9%)
DBS Bank, Ltd. Floating Rate Note
(r) 0.720%, 09/13/22	AUD	2,000	1,415,242
Monetary Authority of Singapore Bill
0.261%, 01/08/21	SGD	25,000	18,293,172
0.270%, 01/15/21	SGD	27,000	19,755,479
Oversea-Chinese Banking Corp., Ltd. Floating Rate Note
(r)Ω 0.760%, 04/23/21	AUD	2,500	1,762,117
Temasek Financial I, Ltd.
Ω 0.500%, 03/01/22	EUR	2,000	2,346,187

	Face Amount^		Value†
	(000)
SINGAPORE — (Continued)
United Overseas Bank, Ltd. Floating Rate Note
(r)Ω 0.590%, 07/25/22	AUD	9,000	$6,354,459

TOTAL SINGAPORE			49,926,656

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (16.3%)
African Development Bank Floating Rate Note
(r) 0.260%, 12/15/21		50,000	49,997,235
African Development Bank
5.250%, 03/23/22	AUD	13,000	9,767,197
Asian Development Bank Floating Rate Note
Asian Development Bank Floating Rate Note
(r) 0.328%, 09/10/21		5,500	5,501,864
(r) 0.260%, 12/15/21		144,000	143,984,160
(r) 0.314%, 02/01/22	GBP	5,000	6,485,543
EUROFIMA
Ω 4.000%, 10/27/21	EUR	6,950	8,455,260
EUROFIMA Floating Rate Note
(r)Ω 0.370%, 11/15/21		20,000	20,003,400
(r)Ω 0.350%, 03/11/22		5,285	5,281,987
European Bank for Reconstruction & Development Floating Rate Note
European Bank for Reconstruction & Development Floating Rate Note
(r) 0.346%, 08/19/22		33,957	33,950,825
(r) 0.348%, 03/13/23		26,495	26,494,991
European Financial Stability Facility
Ω 0.100%, 01/19/21	EUR	9,000	10,497,469
European Investment Bank
Ω 1.250%, 11/05/20	CAD	85,000	63,800,720
Ω 1.000%, 05/25/21	NOK	47,220	4,966,814
Ω 2.250%, 07/30/21	CAD	15,000	11,424,341
Ω 2.250%, 07/30/21	CAD	10,000	7,619,380
Ω 4.250%, 12/07/21	GBP	1,674	2,268,130
Ω 1.500%, 05/12/22	NOK	225,000	23,966,737
European Investment Bank Floating Rate Note
#(r)Ω 0.333%, 03/24/21		9,000	9,002,652
(r)Ω 0.334%, 01/10/22	GBP	20,947	27,187,304
(r)Ω 0.404%, 06/29/23	GBP	3,051	3,969,518
European Stability Mechanism Treasury Bill
(0.610%), 11/05/20	EUR	34,400	40,065,120

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (Continued)
(0.572%), 11/19/20	EUR	31,309	$36,472,458
(0.562%), 12/03/20	EUR	9,758	11,369,582
(0.375%), 01/07/21	EUR	28,080	32,734,108
(0.572%), 03/18/21	EUR	25,000	29,175,332
Inter-American Development Bank
6.000%, 02/26/21	AUD	6,000	4,294,359
Inter-American Development Bank Floating Rate Note
(r) 0.195%, 10/25/21		50,000	49,976,000
(r) 0.237%, 01/15/22		159	158,936
Inter-American Investment Corp. Floating Rate Note
(r)Ω 0.314%, 10/12/21		72,750	72,730,794
International Bank for Reconstruction & Development
1.375%, 12/15/20	GBP	19,656	25,503,045
2.800%, 01/13/21	AUD	20,120	14,214,367
International Finance Corp.
2.700%, 02/05/21	AUD	41,709	29,508,794
International Finance Corp. Floating Rate Note
(r) 0.278%, 08/23/21		21,000	20,987,298
(r) 0.304%, 01/18/22	GBP	15,000	19,448,895

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			861,264,615

SWEDEN — (2.9%)
Kommuninvest I Sverige AB
Ω 2.500%, 12/01/20	SEK	526,380	59,274,637
Ω 1.000%, 09/15/21	SEK	430,000	48,735,975
Skandinaviska Enskilda Banken AB
Ω 0.750%, 08/24/21	EUR	2,800	3,291,720
Svensk Exportkredit AB Floating Rate Note
Svensk Exportkredit AB Floating Rate Note
(r) 0.299%, 12/14/20		28,929	28,932,533
(r)Ω 0.369%, 12/13/21		12,000	12,012,139
Svenska Handelsbanken AB
Ω 3.000%, 11/20/20	GBP	1,000	1,297,199

TOTAL SWEDEN			153,544,203

SWITZERLAND — (1.5%)
Nestle Finance International, Ltd.
Ω 0.750%, 11/08/21	EUR	2,356	2,773,989

	Face Amount^		Value†
	(000)
SWITZERLAND — (Continued)
Nestle Holdings, Inc.
Ω 1.750%, 12/09/20	GBP	6,900	$8,952,534
Novartis Finance SA
Ω 0.000%, 03/31/21	EUR	50,532	58,924,486
Ω 0.750%, 11/09/21	EUR	5,500	6,475,998

TOTAL SWITZERLAND			77,127,007

UNITED STATES — (5.5%)
3M Co.
Ω 1.875%, 11/15/21	EUR	1,400	1,668,361
0.375%, 02/15/22	EUR	2,000	2,346,523
Apple, Inc. Floating Rate Note
Apple, Inc. Floating Rate Note
(r) 1.386%, 02/23/21		800	802,789
(r) 0.743%, 02/09/22		4,000	4,023,879
Berkshire Hathaway, Inc.
0.250%, 01/17/21	EUR	1,074	1,251,610
Chevron Corp. Floating Rate Note
#(r) 0.810%, 11/15/21		6,000	6,029,493
International Finance Corp. Floating Rate Note
(r) 0.430%, 12/15/21		15,000	15,011,169
Johnson & Johnson
0.250%, 01/20/22	EUR	30,363	35,628,194
Merck & Co., Inc.
1.125%, 10/15/21	EUR	46,986	55,266,516
Microsoft Corp.
2.125%, 12/06/21	EUR	10,406	12,375,358
Oracle Corp.
2.250%, 01/10/21	EUR	25,525	29,870,683
2.250%, 01/10/21	EUR	22,330	26,131,728
Pfizer, Inc.
0.250%, 03/06/22	EUR	13,190	15,470,342
Procter & Gamble Co. (The)
Ω 4.125%, 12/07/20	EUR	13,722	16,045,350
2.000%, 11/05/21	EUR	20,124	23,978,307
Toyota Motor Credit Corp. Floating Rate Note
(r) 0.379%, 08/13/21		15,094	15,105,013
Walmart, Inc. Floating Rate Note
(r) 0.453%, 06/23/21		25,925	25,966,888
Walmart, Inc.
1.900%, 04/08/22	EUR	500	597,967

TOTAL UNITED STATES			287,570,170

TOTAL BONDS			4,062,045,604

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
U.S. TREASURY OBLIGATIONS — (5.9%)
U.S. Treasury Bills
0.109%, 11/12/20	20,000	$19,999,583
0.105%, 01/26/21	25,000	24,991,736
U.S. Treasury Notes
(r) 0.214%, 04/30/22	263,500	263,776,072

TOTAL U.S. TREASURY OBLIGATIONS		308,767,391

TOTAL INVESTMENT SECURITIES (Cost $4,375,019,645)		4,403,809,553

CERTIFICATES OF DEPOSIT — (2.2%)
Bank of Montreal, Floating Rate Note, 3M USD LIBOR + 0.050%, FRN
(r) 0.272%, 01/28/21	10,000	10,001,671
National Australia Bank, Ltd., Floating Rate Note, 1M USD LIBOR +0.220%, FRN
(r)Ω 0.369%, 05/26/21	50,000	50,040,825
Svenska Handelsbanken AB, Floating Rate Note, 3M USD LIBOR +0.120%, FRN
(r)Ω 0.373%, 05/11/21	10,000	10,000,000
Toronto-Dominion Bank (The), Floating Rate Note, 3M USD LIBOR + 0.150%, FRN
(r) 0.392%, 05/07/21	45,000	45,036,571

TOTAL CERTIFICATES OF DEPOSIT (Cost $115,000,000)		115,079,067

COMMERCIAL PAPER — (14.2%)
Banque ET Caisse D’epargnede L’etat
0.305%, 12/01/20	10,000	9,999,191
BNG Bank NV
Ω 0.180%, 12/09/20	50,000	49,991,666
Ω 0.215%, 02/12/21	25,000	24,988,552
Caisse Des Depots Et
Ω 0.300%, 11/13/20	26,000	25,998,999

	Face Amount^	Value†
	(000)
Ω 0.162%, 02/03/21	20,000	$19,990,507
Ω 0.190%, 04/16/21	12,528	12,516,073
Corpoerative Centrale
0.200%, 05/14/21	10,645	10,633,119
Erste Abwicklungsanstalt
Ω 0.200%, 03/04/21	50,000	49,977,083
Exxon Mobil Corp.
0.290%, 11/23/20	32,200	32,198,004
0.390%, 02/01/21	25,000	24,992,036
0.190%, 04/19/21	50,000	49,958,675
0.200%, 05/24/21	19,000	18,979,452
FMS Wertmanagement
Ω 0.195%, 11/25/20	25,000	24,998,465
Ω 0.190%, 11/30/20	25,000	24,998,063
0.190%, 02/02/21	28,000	27,990,690
Ω 0.225%, 02/16/21	17,000	16,992,691
Ω 0.200%, 02/17/21	35,000	34,984,707
Nederlandse Waterschapsbank NV
Ω 0.200%, 02/04/21	30,000	29,988,764
Ω 0.210%, 02/16/21	23,500	23,490,252
Nordea Bank AB
Ω 0.195%, 03/15/21	25,000	24,983,850
NRW. Bank
Ω 0.205%, 03/03/21	10,000	9,993,524
Oesterreichische Postsparkasse AG
0.150%, 01/25/21	50,000	49,986,829
Skandinaviska Enskilda Banken AG
Ω 0.210%, 04/01/21	75,000	74,932,744
Svenska Handelsbanken AB
0.190%, 03/16/21	5,500	5,496,233
Ω 0.200%, 04/08/21	20,000	19,983,733
Total Capital Canada, Ltd.
Ω 0.160%, 11/17/20	50,000	49,998,150

TOTAL COMMERCIAL PAPER (Cost $748,963,770)		749,042,052

	Shares
SECURITIES LENDING COLLATERAL — (0.0%)
@§ The DFA Short Term Investment Fund	48,338	559,322

TOTAL INVESTMENTS — (100.0%) (Cost $5,239,542,640)		$5,268,489,994

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

As of October 31, 2020, DFA Two-Year Global Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	19,548,249	GBP	15,057,804	JP Morgan	11/03/20	$40,870
USD	133,859,444	AUD	184,418,773	UBS AG	11/05/20	4,229,864
USD	129,198,987	AUD	178,945,966	Bank of America Corp.	11/06/20	3,415,525
USD	78,017,318	AUD	110,920,103	Bank of America Corp.	11/09/20	48,699
USD	6,739,394	AUD	9,583,063	Bank of New York Mellon Corp.	11/09/20	3,211
USD	3,425,867	AUD	4,872,735	Citibank, N.A.	11/09/20	696
USD	7,312,612	AUD	10,209,163	JP Morgan	11/09/20	136,327
USD	38,253,682	SGD	51,962,300	JP Morgan	11/13/20	212,708
USD	137,883,054	EUR	117,018,274	Barclays Capital	12/31/20	1,399,086
USD	56,976,374	GBP	43,937,655	State Street Bank and Trust	12/31/20	27,316
USD	130,686,094	EUR	368,441,503	Bank of America Corp.	01/06/21	1,245,486
USD	19,154,613	CAD	25,409,270	Bank of New York Mellon Corp.	01/06/21	75,527
USD	5,904,457	EUR	5,050,391	Citibank, N.A.	01/06/21	13,021
USD	39,354,463	EUR	33,419,492	HSBC Bank	01/06/21	369,599
USD	113,446,648	CAD	150,662,276	State Street Bank and Trust	01/06/21	318,703
USD	113,336,725	CAD	150,029,206	Morgan Stanley and Co. International	01/07/21	683,988
USD	9,054,311	GBP	6,902,490	Citibank, N.A.	01/08/21	107,218
USD	50,579,448	NOK	462,724,409	Bank of America Corp.	01/12/21	2,118,430
USD	86,841,864	CAD	113,796,276	Barclays Capital	01/12/21	1,394,868
USD	118,601,808	EUR	100,605,164	Citibank, N.A.	01/13/21	1,224,961
USD	14,876,632	EUR	12,748,172	UBS AG	01/13/21	3,238
USD	106,273,224	EUR	90,616,968	Bank of America Corp.	01/14/21	547,390
USD	37,845,114	EUR	32,154,525	HSBC Bank	01/14/21	329,359
USD	123,373,451	EUR	104,907,131	Citibank, N.A.	01/15/21	972,151
USD	148,007,946	EUR	125,331,366	Bank of America Corp.	01/19/21	1,763,795
USD	116,156,632	CAD	152,906,662	State Street Bank and Trust	01/19/21	1,341,510
USD	250,878,146	CAD	267,340,277	State Street Bank and Trust	01/20/21	3,062,656
USD	134,661,813	EUR	113,433,867	JP Morgan	01/21/21	2,294,629
USD	117,448,885	CAD	154,483,572	State Street Bank and Trust	01/21/21	1,449,387
USD	134,636,846	EUR	113,616,364	JP Morgan	01/22/21	2,053,825
USD	135,978,097	GBP	104,171,409	Citibank, N.A.	01/25/21	939,807
USD	120,270,959	CAD	158,270,605	Morgan Stanley and Co. International	01/26/21	1,427,063

Total Appreciation						$33,250,913

USD	37,182,885	GBP	28,849,121	Citibank, N.A.	11/03/20	$(191,139)
GBP	43,906,925	USD	56,917,864	State Street Bank and Trust	11/03/20	(36,462)
AUD	5,188,941	USD	3,725,071	Citibank, N.A.	11/05/20	(77,719)
USD	4,414,619	AUD	6,284,772	Bank of America Corp.	11/09/20	(3,111)
USD	145,101,152	CAD	194,378,548	Citibank, N.A.	11/09/20	(800,210)
CAD	405,881	USD	307,521	Citibank, N.A.	11/09/20	(2,865)
USD	124,100,198	SEK	1,106,308,834	State Street Bank and Trust	12/23/20	(311,471)
EUR	6,980,566	USD	8,298,153	JP Morgan	12/31/20	(156,388)
EUR	5,666,549	USD	6,701,777	UBS AG	12/31/20	(92,611)
CAD	5,237,332	USD	3,986,578	Barclays Capital	01/06/21	(54,017)
USD	145,470,757	GBP	112,888,382	State Street Bank and Trust	01/06/21	(855,265)

Total (Depreciation)						$(2,581,258)

Total Appreciation (Depreciation)						$30,669,655

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$285,626,345	—	$285,626,345
Belgium	—	149,224,178	—	149,224,178
Canada	—	987,780,714	—	987,780,714
Denmark	—	46,246,511	—	46,246,511
Finland	—	79,084,532	—	79,084,532
France	—	293,718,546	—	293,718,546
Germany	—	389,050,832	—	389,050,832
Japan	—	80,122,935	—	80,122,935
Netherlands	—	182,201,342	—	182,201,342
Norway	—	139,557,018	—	139,557,018
Singapore	—	49,926,656	—	49,926,656
Supranational Organization Obligations	—	861,264,615	—	861,264,615
Sweden	—	153,544,203	—	153,544,203
Switzerland	—	77,127,007	—	77,127,007
United States	—	287,570,170	—	287,570,170
Agency Obligations	—	32,996,558	—	32,996,558
U.S. Treasury Obligations	—	308,767,391	—	308,767,391
Certificates of Deposit	—	115,079,067	—	115,079,067
Commercial Paper	—	749,042,052	—	749,042,052
Securities Lending Collateral	—	559,322	—	559,322
Forward Currency Contracts**	—	30,669,655	—	30,669,655

TOTAL	—	$5,299,159,649	—	$5,299,159,649

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount^		Value†
	(000)
BONDS — (89.2%)
AUSTRALIA — (3.4%)
ASB Finance, Ltd.
Ω 0.500%, 06/10/22	EUR	2,000	$2,351,210
Australia & New Zealand
Banking Group, Ltd.
Floating Rate Note
Australia & New Zealand
Banking Group, Ltd.
Floating Rate Note
(r)Ω 0.740%, 05/17/21		6,000	6,014,617
(r) 0.830%, 07/16/21	AUD	2,500	1,765,348
(r)Ω 1.230%, 08/16/21	AUD	1,000	708,580
(r)Ω 1.120%, 12/06/23	AUD	500	359,888
Commonwealth Bank of Australia
3.250%, 01/17/22	AUD	1,500	1,093,001
Ω 0.500%, 07/11/22	EUR	5,725	6,758,181
Glencore Funding, LLC
Ω 4.125%, 03/12/24		825	891,840
National Australia Bank, Ltd. Floating Rate Note
(r)Ω 0.959%, 11/04/21		3,245	3,264,650
Ω 0.875%, 01/20/22	EUR	1,112	1,314,116
Ω 0.350%, 09/07/22	EUR	1,500	1,766,131
Westpac Banking Corp.
Floating Rate Note
Westpac Banking Corp.
Floating Rate Note
(r) 0.555%, 01/25/21		1,114	1,114,790
#(r) 1.118%, 08/19/21		540	543,602
Westpac Banking Corp.
Ω 0.250%, 01/17/22	EUR	8,500	9,968,030

TOTAL AUSTRALIA			37,913,984

BELGIUM — (3.3%)
Anheuser-Busch InBev SA
Ω 0.800%, 04/20/23	EUR	1,439	1,717,669
Dexia Credit Local SA
Ω 2.000%, 01/22/21	EUR	2,000	2,342,209
Ω 0.625%, 01/21/22	EUR	1,250	1,476,435
Ω 0.250%, 06/02/22	EUR	2,000	2,358,114
Ω 1.125%, 06/15/22	GBP	2,000	2,627,957
Ω 0.750%, 01/25/23	EUR	6,000	7,180,375
Ω 0.250%, 06/01/23	EUR	12,900	15,315,541
Euroclear Bank SA Floating Rate Note
(r)Ω 0.000%, 03/08/21	EUR	2,000	2,332,706

	Face Amount^		Value†
	(000)
BELGIUM — (Continued)
Euroclear Bank SA
Ω 0.250%, 09/07/22	EUR	1,404	$1,652,443

TOTAL BELGIUM			37,003,449

CANADA — (8.2%)
Bank of Montreal Floating Rate Note
Bank of Montreal Floating Rate Note
(r)Ω 0.861%, 09/07/21	AUD	2,800	1,977,794
(r)Ω 0.007%, 09/28/21	EUR	1,000	1,169,276
(r)Ω 1.081%, 09/07/23	AUD	2,500	1,785,598
Bank of Montreal
Ω 0.250%, 11/17/21	EUR	1,500	1,759,263
Bank of Nova Scotia (The) Floating Rate Note
(r) 0.658%, 04/20/21		5,000	5,009,147
Bank of Nova Scotia (The)
1.900%, 12/02/21	CAD	4,000	3,049,583
Canadian Imperial Bank of Commerce
Ω 0.750%, 03/22/23	EUR	6,750	8,042,955
Ω 0.375%, 05/03/24	EUR	1,740	2,040,097
Canadian Natural Resources, Ltd.
2.950%, 01/15/23		2,000	2,073,367
3.900%, 02/01/25		1,110	1,196,802
CPPIB Capital, Inc.
Ω 2.375%, 01/29/21		7,000	7,035,630
Enbridge, Inc.
4.000%, 10/01/23		3,000	3,240,896
Export Development Canada Floating Rate Note
Export Development Canada Floating Rate Note
(r)Ω 0.153%, 11/15/21	GBP	4,000	5,179,925
(r)Ω 0.365%, 05/29/24	GBP	1,000	1,297,041
Penske Truck Leasing Canada, Inc.
2.850%, 12/07/22	CAD	1,000	775,936
Province of Quebec Canada Floating Rate Note
(r) 0.905%, 10/13/24	CAD	4,000	3,065,946
Royal Bank of Canada
Ω 2.860%, 03/04/21	CAD	25,000	18,930,984
Ω 1.968%, 03/02/22	CAD	8,000	6,120,303
Suncor Energy, Inc.
3.100%, 05/15/25		2,400	2,562,752

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
CANADA — (Continued)
Toronto-Dominion Bank (The) Floating Rate Note
(r) 1.500%, 12/22/20	AUD	5,000	$3,520,794
Ω 0.625%, 03/08/21	EUR	3,379	3,949,756
1.994%, 03/23/22	CAD	10,000	7,660,137
Ω 0.625%, 07/20/23	EUR	1,000	1,190,359

TOTAL CANADA			92,634,341

DENMARK — (1.0%)
AP Moller—Maersk A.S.
Ω 1.500%, 11/24/22	EUR	2,680	3,220,107
Danske Bank A.S.
Ω 2.800%, 03/10/21		5,000	5,043,192
Ω 0.875%, 05/22/23	EUR	2,500	2,954,863

TOTAL DENMARK			11,218,162

FINLAND — (0.7%)
Nordea Bank Abp
Ω 0.300%, 06/30/22	EUR	5,000	5,883,358
OP Corporate Bank P.L.C.
Ω 0.750%, 03/03/22	EUR	725	855,745
Ω 0.375%, 10/11/22	EUR	500	589,322

TOTAL FINLAND			7,328,425

FRANCE — (2.4%)
Agence Francaise de Developpement EPIC
Ω 0.125%, 03/31/21	EUR	1,000	1,167,457
BNP Paribas SA
Ω 1.000%, 06/27/24	EUR	5,000	5,993,114
BPCE SA
Ω 1.125%, 12/14/22	EUR	2,200	2,632,614
Ω 0.375%, 10/05/23	EUR	500	591,811
Ω 0.625%, 09/26/24	EUR	800	945,273
Pernod Ricard SA
Ω 4.450%, 01/15/22		3,450	3,611,245
Sanofi
Ω 0.500%, 03/21/23	EUR	5,000	5,933,962
Societe Generale SA
Ω 2.500%, 04/08/21		3,200	3,228,602
Ω 3.250%, 01/12/22		1,000	1,028,222
Total Capital International SA
Ω 2.125%, 11/19/21	EUR	1,200	1,432,816
UNEDIC ASSEO
0.000%, 11/25/20	EUR	600	698,895

TOTAL FRANCE			27,264,011

GERMANY — (3.4%)
BMW Finance NV
Ω 0.125%, 01/12/21	EUR	645	751,660
Ω 0.625%, 10/06/23	EUR	2,000	2,383,675

	Face Amount^		Value†
	(000)
GERMANY — (Continued)
BMW US Capital LLC
#Ω 3.450%, 04/12/23		5,000	$5,310,879
Daimler Finance North America LLC
Ω 2.850%, 01/06/22		7,200	7,376,639
Deutsche Bahn Finance GMBH
Ω 3.750%, 06/01/21	EUR	624	744,147
Deutsche Bank AG
3.125%, 01/13/21		1,500	1,506,342
Land Baden-Wuerttemberg Floating Rate Note
(r)Ω 0.348%, 07/19/21	EUR	500	585,555
NRW Bank
Ω 0.125%, 03/10/23	EUR	7,000	8,281,720
State of North
Rhine-Westphalia Germany
Floating Rate Note
(r)Ω 0.109%, 10/29/21	GBP	5,000	6,472,031
Volkswagen Financial Services AG
Ω 1.375%, 10/16/23	EUR	1,000	1,202,569
Volkswagen Group of America Finance LLC
Floating Rate Note
(r)Ω 1.197%, 11/12/21		600	603,793
Volkswagen Group of America Finance LLC
Ω 4.000%, 11/12/21		2,400	2,484,093
Volkswagen International Finance NV
Ω 0.875%, 01/16/23	EUR	300	355,839

TOTAL GERMANY			38,058,942

ITALY — (1.8%)
Enel Finance International NV
Ω 5.000%, 09/14/22	EUR	2,000	2,557,581
Eni SpA
Ω 1.750%, 01/18/24	EUR	1,170	1,444,849
Intesa Sanpaolo SpA
Ω 3.125%, 07/14/22		400	411,843
Ω 1.000%, 07/04/24	EUR	6,100	7,248,070
Republic of Italy Government International Bond
6.875%, 09/27/23		2,500	2,910,450
2.375%, 10/17/24		4,562	4,769,189
UniCredit SpA
Ω 7.830%, 12/04/23		500	585,772

TOTAL ITALY			19,927,754

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
JAPAN — (6.3%)
American Honda Finance Corp. Floating Rate Note
(r) 0.600%, 06/11/21		5,000	$5,009,750
1.375%, 11/10/22	EUR	2,000	2,402,040
0.550%, 03/17/23	EUR	2,606	3,084,137
Daiwa Securities Group, Inc.
Ω 3.129%, 04/19/22		700	722,641
Mitsubishi UFJ Financial Group, Inc.
Ω 0.680%, 01/26/23	EUR	2,150	2,543,270
Ω 0.980%, 10/09/23	EUR	4,000	4,791,044
Mizuho Financial Group, Inc.
Ω 2.632%, 04/12/21		4,000	4,041,040
2.953%, 02/28/22		400	413,268
Ω 0.523%, 06/10/24	EUR	3,000	3,542,027
Mizuho Financial Group, Inc. Floating Rate Note
(r) 1.389%, 09/13/21		3,735	3,767,949
Sumitomo Mitsui Financial Group, Inc.
2.058%, 07/14/21		1,650	1,670,250
Ω 0.819%, 07/23/23	EUR	4,544	5,411,752
Sumitomo Mitsui Financial Group, Inc. Floating Rate Note
(r) 1.358%, 10/19/21		800	807,706
Total Capital Canada, Ltd.
Ω 1.125%, 03/18/22	EUR	1,500	1,781,719
Toyota Credit Canada, Inc.
2.200%, 02/25/21	CAD	10,000	7,551,452
Ω 2.020%, 02/28/22	CAD	4,000	3,057,329
Toyota Motor Credit Corp. Floating Rate Note
Toyota Motor Credit Corp. Floating Rate Note
(r) 0.770%, 01/08/21		992	992,962
(r) 0.504%, 04/13/21		17,000	17,019,483
Ω 1.000%, 09/10/21	EUR	500	588,537
Ω 0.750%, 07/21/22	EUR	1,010	1,195,866
Toyota Motor Finance Netherlands BV
Ω 0.250%, 01/10/22	EUR	500	585,708

TOTAL JAPAN			70,979,930

JERSEY, CHANNEL ISLANDS — (0.0%)
Glencore Finance Europe, Ltd.
Ω 0.625%, 09/11/24	EUR	483	564,172

NETHERLANDS — (4.3%)
ABN AMRO Bank NV
Ω 0.500%, 07/17/23	EUR	911	1,081,628

	Face Amount^		Value†
	(000)
NETHERLANDS — (Continued)
Cooperatieve Rabobank UA
Ω 0.125%, 10/11/21	EUR	900	$1,053,562
Ω 4.000%, 01/11/22	EUR	980	1,201,178
Ω 4.750%, 06/06/22	EUR	1,367	1,720,812
ING Bank NV Floating Rate Note
(r)Ω 0.000%, 11/26/21	EUR	2,000	2,340,458
ING Groep NV
Ω 1.000%, 09/20/23	EUR	5,000	5,996,317
Koninklijke Philips NV
Ω 0.500%, 09/06/23	EUR	2,000	2,373,091
LeasePlan Corp. NV
Ω 2.875%, 10/24/24		1,000	1,032,472
Nederlandse Waterschapsbank NV Floating Rate Note
(r)Ω 0.320%, 12/15/21		30,000	30,016,590
Shell International Finance BV
Ω 1.250%, 03/15/22	EUR	647	769,999
Ω 1.000%, 04/06/22	EUR	929	1,102,138

TOTAL NETHERLANDS			48,688,245

SINGAPORE — (0.4%)
DBS Bank, Ltd. Floating Rate Note
(r) 0.720%, 09/13/22	AUD	3,200	2,264,387
Temasek Financial I, Ltd.
Ω 0.500%, 03/01/22	EUR	320	375,390
United Overseas Bank Ltd/Sydney Floating Rate Note
(r)Ω 0.900%, 04/06/21	AUD	2,000	1,410,006
United Overseas Bank, Ltd. Floating Rate Note
(r)Ω 0.590%, 07/25/22	AUD	1,000	706,051

TOTAL SINGAPORE			4,755,834

SPAIN — (2.1%)
Banco Santander SA
3.848%, 04/12/23		2,000	2,137,892
Iberdrola International BV
Ω 1.750%, 09/17/23	EUR	1,000	1,229,596
Santander Holdings USA, Inc.
3.400%, 01/18/23		9,525	9,999,631
Spain Government Bond
Ω 5.400%, 01/31/23	EUR	2,500	3,303,180
Telefonica Emisiones SA
Ω 0.750%, 04/13/22	EUR	2,200	2,599,167
Ω 3.987%, 01/23/23	EUR	1,700	2,165,112

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
SPAIN — (Continued)
Ω 1.069%, 02/05/24 EUR	1,400	$1,690,002

TOTAL SPAIN		23,124,580

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (7.4%)
African Development Bank Floating Rate Note
(r) 0.260%, 12/15/21	10,000	9,999,447
African Development Bank
5.250%, 03/23/22 AUD	1,000	751,323
Asian Development Bank Floating Rate Note
Asian Development Bank Floating Rate Note
(r) 0.314%, 02/01/22 GBP	1,000	1,297,108
(r) 0.344%, 03/19/24 GBP	4,280	5,549,961
Asian Development Bank
0.370%, 06/26/23 SEK	20,000	2,269,029
European Bank for Reconstruction & Development Floating Rate Note
(r) 0.355%, 02/28/24 GBP	1,800	2,335,831
European Investment Bank Floating Rate Note
European Investment Bank Floating Rate Note
(r)Ω 0.334%, 01/10/22 GBP	11,000	14,277,001
(r)Ω 0.404%, 06/29/23 GBP	14,686	19,107,289
Inter-American Development Bank Floating Rate Note
(r) 0.195%, 10/25/21	1,000	999,520
International Bank for Reconstruction & Development
0.294%, 10/04/23 GBP	2,000	2,592,694
International Bank for Reconstruction & Development Floating Rate Note
(r) 0.325%, 05/15/24 GBP	1,784	2,314,199
(r) 0.398%, 09/18/25	17,000	17,024,983
International Finance Corp. Floating Rate Note
(r) 0.278%, 08/23/21	5,000	4,996,976

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS		83,515,361

SWEDEN — (2.0%)
Kommuninvest I Sverige AB
Ω 0.250%, 06/01/22 SEK	57,430	6,485,773

	Face Amount^		Value†
	(000)
SWEDEN — (Continued)
Ω 0.750%, 02/22/23	SEK	32,500	$3,714,634
Ω 1.000%, 11/13/23	SEK	12,500	1,445,213
Skandinaviska Enskilda Banken AB
Ω 0.300%, 02/17/22	EUR	1,250	1,467,251
Ω 1.250%, 08/05/22	GBP	2,000	2,626,785
Svenska Handelsbanken AB
Ω 0.250%, 02/28/22	EUR	4,600	5,401,375
Swedbank AB
Ω 0.250%, 11/07/22	EUR	800	939,848

TOTAL SWEDEN			22,080,879

SWITZERLAND — (1.2%)
Credit Suisse Group Funding Guernsey, Ltd.
Ω 1.250%, 04/14/22	EUR	1,000	1,187,205
3.750%, 03/26/25		2,207	2,441,805
Novartis Finance SA
Ω 0.750%, 11/09/21	EUR	1,200	1,412,945
UBS Group AG
Ω 1.750%, 11/16/22	EUR	4,700	5,682,902
Ω 2.125%, 03/04/24	EUR	2,400	2,985,539

TOTAL SWITZERLAND			13,710,396

UNITED KINGDOM — (5.5%)
Barclays P.L.C.
3.250%, 01/12/21		1,000	1,005,507
BAT International Finance P.L.C.
Ω 4.875%, 02/24/21	EUR	743	878,360
Ω 0.875%, 10/13/23	EUR	5,100	6,064,152
BP Capital Markets P.L.C.
Ω 1.109%, 02/16/23	EUR	5,000	6,009,618
BP Capital Markets PLC
3.497%, 11/09/20	CAD	4,000	3,003,258
British Telecommunications P.L.C.
Ω 0.500%, 06/23/22	EUR	400	470,403
Ω 1.125%, 03/10/23	EUR	7,000	8,378,784
CNH Industrial Capital LLC
4.375%, 04/05/22		3,700	3,881,267
HSBC Holdings P.L.C. Floating Rate Note
(r) 1.910%, 05/25/21		3,082	3,107,729
Linde, Inc.
1.200%, 02/12/24	EUR	3,372	4,112,446
Lloyds Banking Group P.L.C.
3.000%, 01/11/22		1,000	1,027,670
Mead Johnson Nutrition Co.
3.000%, 11/15/20		2,800	2,802,476

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED KINGDOM — (Continued)
National Grid North America, Inc.
Ω 0.750%, 08/08/23	EUR	6,050	$7,208,391
Nationwide Building Society
Ω 0.625%, 04/19/23	EUR	3,000	3,552,879
NatWest Markets P.L.C.
Ω 1.000%, 05/28/24	EUR	3,130	3,723,662
PPL WEM, Ltd. / Western Power Distribution P.L.C.
Ω 5.375%, 05/01/21		500	505,568
Royalty Pharma P.L.C.
Ω 1.200%, 09/02/25		4,500	4,476,873
Vodafone Group P.L.C.
Ω 1.750%, 08/25/23	EUR	1,300	1,593,078

TOTAL UNITED KINGDOM			61,802,121

UNITED STATES — (35.8%)
3M Co.
Ω 1.875%, 11/15/21	EUR	1,865	2,222,495
Abbott Ireland Financing DAC
Ω 0.875%, 09/27/23	EUR	3,420	4,107,456
AbbVie, Inc.
Ω 3.450%, 03/15/22		6,000	6,209,954
Ω 3.250%, 10/01/22		3,200	3,343,365
2.900%, 11/06/22		1,080	1,130,868
Aetna, Inc.
2.750%, 11/15/22		5,000	5,188,308
Altria Group, Inc.
2.850%, 08/09/22		5,700	5,934,310
1.000%, 02/15/23	EUR	1,500	1,784,340
American International Group, Inc.
1.500%, 06/08/23	EUR	2,000	2,408,562
4.125%, 02/15/24		307	339,824
Amgen, Inc.
1.250%, 02/25/22	EUR	270	319,364
Anthem, Inc.
3.300%, 01/15/23		5,000	5,297,174
Assurant, Inc.
4.200%, 09/27/23		1,500	1,623,102
AT&T, Inc.
2.500%, 03/15/23	EUR	5,000	6,153,895
1.950%, 09/15/23	EUR	175	214,863
Autodesk, Inc.
3.600%, 12/15/22		2,239	2,356,527
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.
2.773%, 12/15/22		800	836,210
Bank of America Corp.
Ω 1.625%, 09/14/22	EUR	1,500	1,804,431
Ω 0.750%, 07/26/23	EUR	2,000	2,378,542

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Baxter International, Inc.
0.400%, 05/15/24	EUR	2,000	$2,373,911
Berkshire Hathaway, Inc.
0.625%, 01/17/23	EUR	1,000	1,184,531
0.750%, 03/16/23	EUR	1,500	1,782,036
Booking Holdings, Inc.
0.800%, 03/10/22	EUR	1,900	2,236,736
2.150%, 11/25/22	EUR	5,000	6,045,699
3.650%, 03/15/25		1,000	1,097,836
4.100%, 04/13/25		1,000	1,120,501
Bristol-Myers Squibb Co.
3.550%, 08/15/22		1,777	1,874,778
Broadcom Corp. / Broadcom Cayman Finance Ltd.
3.000%, 01/15/22		2,425	2,490,394
Broadcom, Inc.
4.700%, 04/15/25		5,050	5,738,484
Brown & Brown, Inc.
4.200%, 09/15/24		1,429	1,583,102
Bunge, Ltd. Finance Corp.
3.500%, 11/24/20		1,000	1,001,768
4.350%, 03/15/24		6,000	6,599,798
1.630%, 08/17/25		500	503,683
Campbell Soup Co.
3.650%, 03/15/23		286	306,139
Capital One Financial Corp.
3.750%, 04/24/24		700	761,743
0.800%, 06/12/24	EUR	2,000	2,338,338
3.200%, 02/05/25		1,000	1,079,558
Cardinal Health, Inc.
3.200%, 06/15/22		4,000	4,159,870
Carrier Global Corp.
Ω 2.242%, 02/15/25		3,129	3,267,760
Caterpillar Financial Services Corp. Floating Rate Note
Caterpillar Financial Services Corp. Floating Rate Note
(r) 0.480%, 03/15/21		1,000	1,000,878
(r) 0.670%, 05/17/21		2,766	2,771,696
(r) 0.528%, 09/07/21		2,000	2,003,996
Church & Dwight Co., Inc.
2.875%, 10/01/22		2,000	2,091,702
CNA Financial Corp.
3.950%, 05/15/24		7,000	7,727,249
CNH Industrial Capital LLC
# 4.200%, 01/15/24		380	411,294
Coca-Cola Co. (The)
0.750%, 03/09/23	EUR	2,000	2,377,400
Conagra Brands, Inc.
4.300%, 05/01/24		1,409	1,572,720
Constellation Brands, Inc.
2.700%, 05/09/22		565	582,126
Cox Communications, Inc.
Ω 3.250%, 12/15/22		5,000	5,265,111

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Daimler Finance North America LLC
Ω 3.300%, 05/19/25		500	$545,233
Discovery Communications LLC
3.450%, 03/15/25		200	218,277
DuPont de Nemours, Inc.
2.169%, 05/01/23		8,200	8,289,054
DXC Technology Co.
4.125%, 04/15/25		1,000	1,076,621
E*TRADE Financial Corp.
2.950%, 08/24/22		5,000	5,203,827
eBay, Inc.
2.600%, 07/15/22		760	783,332
Edison International
# 2.400%, 09/15/22		1,300	1,319,608
# 4.950%, 04/15/25		6,000	6,635,387
Energy Transfer Operating L.P.
3.600%, 02/01/23		2,794	2,878,725
Enterprise Products Operating LLC
3.350%, 03/15/23		1,200	1,270,694
Equifax, Inc.
3.300%, 12/15/22		1,000	1,048,941
ERAC USA Finance LLC
#Ω 3.850%, 11/15/24		4,000	4,391,429
Exelon Corp.
3.950%, 06/15/25		1,700	1,912,611
Exelon Generation Co. LLC
3.400%, 03/15/22		815	843,701
3.250%, 06/01/25		2,000	2,175,364
FedEx Corp.
1.000%, 01/11/23	EUR	7,000	8,322,352
Fidelity & Guaranty Life Holdings, Inc.
Ω 5.500%, 05/01/25		721	825,783
GATX Corp.
4.750%, 06/15/22		5,000	5,312,574
GE Capital Funding LLC
Ω 3.450%, 05/15/25		2,000	2,137,114
General Electric Co.
0.375%, 05/17/22	EUR	1,000	1,169,705
3.150%, 09/07/22		3,000	3,131,511
1.250%, 05/26/23	EUR	1,500	1,792,382
General Mills, Inc.
1.000%, 04/27/23	EUR	1,809	2,160,787
General Motors Co.
6.125%, 10/01/25		500	585,955
General Motors Financial Co., Inc.
# 4.200%, 03/01/21		500	503,740
3.450%, 01/14/22		3,705	3,802,479

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
# 3.250%, 01/05/23		900	$933,043
2.750%, 06/20/25		2,000	2,064,245
Glencore Funding LLC
Ω 4.625%, 04/29/24		1,200	1,316,290
Global Payments, Inc.
3.750%, 06/01/23		1,000	1,069,902
Goldman Sachs Group, Inc. (The)
3.550%, 02/12/21	CAD	4,000	3,027,606
5.250%, 07/27/21		3,000	3,107,475
Harley-Davidson Financial Services, Inc.
Ω 2.550%, 06/09/22		1,924	1,961,408
Ω 0.900%, 11/19/24	EUR	2,000	2,326,924
Hewlett Packard Enterprise Co.
4.450%, 10/02/23		4,000	4,418,484
4.650%, 10/01/24		3,500	3,950,288
Honeywell International, Inc.
1.300%, 02/22/23	EUR	8,000	9,632,960
Humana, Inc.
3.850%, 10/01/24		6,850	7,561,842
International Business Machines Corp.
1.875%, 11/06/20	EUR	312	363,436
0.500%, 09/07/21	EUR	2,250	2,639,194
1.250%, 05/26/23	EUR	2,923	3,536,324
Interpublic Group of Cos., Inc. (The)
4.200%, 04/15/24		2,000	2,210,447
JM Smucker Co. (The)
3.500%, 03/15/25		1,000	1,116,914
Johnson Controls International P.L.C.
1.000%, 09/15/23	EUR	4,501	5,409,501
JPMorgan Chase & Co.
Ω 2.625%, 04/23/21	EUR	4,000	4,724,892
Ω 0.625%, 01/25/24	EUR	3,333	3,948,817
Kellogg Co.
0.800%, 11/17/22	EUR	1,790	2,125,007
Keurig Dr Pepper, Inc.
2.700%, 11/15/22		4,684	4,860,845
Kinder Morgan, Inc.
4.300%, 06/01/25		2,000	2,245,300
Lazard Group LLC
3.750%, 02/13/25		2,460	2,669,634
LyondellBasell Industries NV
5.750%, 04/15/24		500	570,605
Marathon Petroleum Corp.
3.400%, 12/15/20		3,500	3,503,065
4.500%, 05/01/23		200	214,970
4.700%, 05/01/25		3,900	4,328,681

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Mastercard, Inc.
1.100%, 12/01/22	EUR	1,000	$1,195,360
Medtronic Global Holdings SCA
0.000%, 12/02/22	EUR	2,062	2,411,537
Micron Technology, Inc.
2.497%, 04/24/23		300	312,118
Molson Coors Beverage Co.
1.250%, 07/15/24	EUR	7,112	8,406,805
Mondelez International, Inc.
2.375%, 01/26/21	EUR	300	351,537
Morgan Stanley
2.375%, 03/31/21	EUR	1,000	1,177,750
3.125%, 08/05/21	CAD	4,000	3,060,572
1.875%, 03/30/23	EUR	1,500	1,826,602
1.750%, 03/11/24	EUR	3,314	4,071,159
Mosaic Co. (The)
# 3.750%, 11/15/21		6,000	6,124,694
MPLX L.P.
4.875%, 12/01/24		165	184,769
Mylan NV
Ω 2.250%, 11/22/24	EUR	2,000	2,493,874
Mylan, Inc.
Ω 3.125%, 01/15/23		3,550	3,728,717
4.200%, 11/29/23		331	362,438
National Rural Utilities Cooperative Finance Corp. Floating Rate Note
(r) 0.595%, 06/30/21		2,600	2,606,162
NetApp, Inc.
3.250%, 12/15/22		500	522,692
Newmont Corp.
3.625%, 06/09/21		500	506,866
Omnicom Group, Inc. / Omnicom Capital, Inc.
3.625%, 05/01/22		5,914	6,186,056
Oracle Corp.
2.250%, 01/10/21	EUR	1,140	1,334,087
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
Ω 3.375%, 02/01/22		361	372,137
Pfizer, Inc.
0.250%, 03/06/22	EUR	6,680	7,834,866
Philip Morris International, Inc.
2.875%, 05/30/24	EUR	2,000	2,575,286
Phillips 66 Partners L.P.
2.450%, 12/15/24		851	881,451
Procter & Gamble Co. (The)
Ω 2.000%, 08/16/22	EUR	400	485,568
Prudential Financial, Inc.
3.500%, 05/15/24		3,000	3,287,465

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Ross Stores, Inc.
4.600%, 04/15/25		2,000	$2,309,018
Ryder System, Inc.
3.400%, 03/01/23		2,325	2,458,299
2.500%, 09/01/24		2,000	2,111,112
Sempra Energy
4.050%, 12/01/23		1,000	1,090,768
Simon Property Group L.P.
3.500%, 09/01/25		2,000	2,188,947
Sky, Ltd.
Ω 1.875%, 11/24/23	EUR	2,748	3,399,565
Southwest Airlines Co.
4.750%, 05/04/23		1,000	1,071,155
Steel Dynamics, Inc.
2.400%, 06/15/25		100	104,925
Stryker Corp.
1.125%, 11/30/23	EUR	2,277	2,753,688
Sysco Corp.
3.550%, 03/15/25		7,667	8,387,820
United Parcel Service, Inc.
0.375%, 11/15/23	EUR	8,546	10,119,487
3.900%, 04/01/25		1,500	1,701,814
Valero Energy Corp.
# 2.850%, 04/15/25		2,000	2,048,438
Ventas Realty L.P.
3.100%, 01/15/23		500	524,418
# 3.500%, 04/15/24		1,000	1,079,045
Verizon Communications, Inc.
3.376%, 02/15/25		1,000	1,109,764
VF Corp.
2.050%, 04/23/22		800	818,603
ViacomCBS, Inc.
4.750%, 05/15/25		4,500	5,164,211
Volkswagen Group of America Finance LLC
#Ω 2.850%, 09/26/24		1,000	1,063,493
Wells Fargo & Co.
Ω 1.500%, 09/12/22	EUR	300	359,002
Wells Fargo Bank NA Floating Rate Note
(r) 0.726%, 10/22/21		6,000	6,023,955
Whirlpool Corp.
3.700%, 03/01/23		1,000	1,065,747
Williams Cos., Inc. (The)
3.700%, 01/15/23		1,670	1,758,796

TOTAL UNITED STATES			402,192,350

TOTAL BONDS			1,002,762,936

U.S. TREASURY OBLIGATIONS — (10.0%)
U.S. Treasury Notes
(r) 0.239%, 04/30/21		33,500	33,522,443
(r) 0.320%, 07/31/21		22,000	22,031,244

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
(r) 0.214%, 04/30/22	22,000	$22,023,050
(r) 0.155%, 07/31/22	35,000	34,998,455

TOTAL U.S. TREASURY OBLIGATIONS		112,575,192

TOTAL INVESTMENT SECURITIES (Cost $1,092,334,681)		1,115,338,128

COMMERCIAL PAPER — (0.5%)
Walt Disney Co. (The)
0.700%, 04/30/21	6,000	5,990,324

	Shares	Value†
SECURITIES LENDING COLLATERAL — (0.3%)
@§ The DFA Short Term Investment Fund	283,788	$3,283,716

TOTAL INVESTMENTS — (100.0%) (Cost $1,101,597,316)		$1,124,612,168

As of October 31, 2020, DFA Selectively Hedged Global Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	6,131,157	CAD	8,121,297	Citibank, N.A.	11/02/20	$35,461
CAD	79,453,056	USD	59,464,864	HSBC Bank	11/02/20	171,146
USD	20,401,947	AUD	28,306,757	Citibank, N.A.	11/06/20	504,757
USD	11,629,413	EUR	9,847,326	Citibank, N.A.	01/12/21	140,709
USD	104,438,245	EUR	88,567,649	HSBC Bank	01/14/21	1,103,420
USD	65,974,759	GBP	50,739,647	State Street Bank and Trust	01/19/21	202,245
USD	104,126,985	EUR	88,209,045	UBS AG	01/19/21	1,199,383
USD	86,480,199	EUR	73,057,245	Bank of America Corp.	01/20/21	1,230,775
USD	118,413,303	SEK	212,209,387	JP Morgan	01/25/21	1,786,642

Total Appreciation						$6,374,538

USD	53,287,586	CAD	71,331,759	HSBC Bank	11/02/20	$(252,727)
AUD	5,012,787	USD	3,566,533	JP Morgan	11/06/20	(42,980)
EUR	9,919,991	USD	11,684,634	Citibank, N.A.	01/14/21	(110,650)
EUR	2,044,048	USD	2,420,333	HSBC Bank	01/19/21	(35,215)
USD	59,771,401	CAD	79,830,683	HSBC Bank	01/28/21	(172,857)

Total (Depreciation)						$(614,429)

Total Appreciation (Depreciation)						$5,760,109

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$37,913,984	—	$37,913,984
Belgium	—	37,003,449	—	37,003,449

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Canada	—	$92,634,341	—	$92,634,341
Denmark	—	11,218,162	—	11,218,162
Finland	—	7,328,425	—	7,328,425
France	—	27,264,011	—	27,264,011
Germany	—	38,058,942	—	38,058,942
Italy	—	19,927,754	—	19,927,754
Japan	—	70,979,930	—	70,979,930
Jersey, Channel Islands	—	564,172	—	564,172
Netherlands	—	48,688,245	—	48,688,245
Singapore	—	4,755,834	—	4,755,834
Spain	—	23,124,580	—	23,124,580
Supranational Organization Obligations	—	83,515,361	—	83,515,361
Sweden	—	22,080,879	—	22,080,879
Switzerland	—	13,710,396	—	13,710,396
United Kingdom	—	61,802,121	—	61,802,121
United States	—	402,192,350	—	402,192,350
U.S. Treasury Obligations	—	112,575,192	—	112,575,192
Commercial Paper	—	5,990,324	—	5,990,324
Securities Lending Collateral	—	3,283,716	—	3,283,716
Forward Currency Contracts**	—	5,760,109	—	5,760,109

TOTAL	—	$1,130,372,277	—	$1,130,372,277

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount^		Value†
	(000)
BONDS — (96.6%)
AUSTRALIA — (6.2%)
ANZ New Zealand International, Ltd.
0.400%, 03/01/22	EUR	27,377	$32,154,624
ASB Finance, Ltd.
0.500%, 06/10/22	EUR	41,239	48,480,765
Australia & New Zealand Banking Group, Ltd. Floating Rate Note
Australia & New Zealand Banking Group, Ltd. Floating Rate Note
(r)Ω 0.563%, 11/09/20		1,495	1,495,081
(r) 1.263%, 04/07/21	AUD	3,500	2,471,631
(r) 0.830%, 07/16/21	AUD	27,500	19,418,831
(r) 1.230%, 08/16/21	AUD	6,000	4,251,482
(r) 0.910%, 12/06/21	AUD	2,000	1,416,401
(r) 0.982%, 02/08/22	AUD	9,000	6,386,119
(r) 1.090%, 03/07/22	AUD	11,000	7,820,269
(r) 0.670%, 08/29/22	AUD	4,450	3,151,846
(r) 0.850%, 01/18/23	AUD	20,000	14,235,253
(r) 1.002%, 05/09/23	AUD	31,000	22,172,539
(r) 1.120%, 12/06/23	AUD	36,793	26,482,686
(r) 1.202%, 02/08/24	AUD	47,000	33,916,024
(r) 0.860%, 08/29/24	AUD	41,000	29,311,300
(r) 0.840%, 01/16/25	AUD	94,150	67,311,854
Australia & New Zealand Banking Group, Ltd.
2.800%, 08/16/21	AUD	6,649	4,769,996
Commonwealth Bank of Australia
2.900%, 07/12/21	AUD	2,000	1,432,388
0.500%, 07/11/22	EUR	16,950	20,008,939
Commonwealth Bank of Australia Floating Rate Note
(r) 1.078%, 09/06/21		1,651	1,661,890
(r) 1.190%, 01/17/22	AUD	1,300	924,510
(r) 0.940%, 07/25/22	AUD	11,060	7,871,927
(r) 0.860%, 04/25/23	AUD	3,000	2,139,385
(r) 1.210%, 01/11/24	AUD	7,150	5,163,092
National Australia Bank, Ltd. Floating Rate Note
National Australia Bank, Ltd. Floating Rate Note
(r) 0.780%, 04/16/21	AUD	11,500	8,105,522
(r) 1.270%, 05/12/21	AUD	29,500	20,851,020
(r) 1.110%, 10/21/21	AUD	4,000	2,836,868
(r) 0.990%, 07/05/22	AUD	11,455	8,152,992
(r) 0.902%, 02/10/23	AUD	14,906	10,619,853

	Face Amount^		Value†
	(000)
AUSTRALIA — (Continued)
(r) 1.000%, 05/16/23	AUD	7,084	$5,064,751
(r) 1.010%, 09/26/23	AUD	78,732	56,443,871
(r) 1.135%, 02/26/24	AUD	13,211	9,512,454
(r) 1.010%, 06/19/24	AUD	42,150	30,279,579
(r) 0.830%, 01/21/25	AUD	120,327	86,062,723
3.000%, 05/12/21	AUD	3,500	2,496,716
0.875%, 01/20/22	EUR	9,168	10,834,365
0.350%, 09/07/22	EUR	27,190	32,014,061
Westpac Banking Corp. Floating Rate Note
Westpac Banking Corp. Floating Rate Note
(r) 1.260%, 06/03/21	AUD	500	353,628
(r) 1.210%, 02/07/22	AUD	7,500	5,336,278
(r) 0.720%, 05/16/22	AUD	7,000	4,956,447
(r) 0.920%, 03/06/23	AUD	17,000	12,119,408
(r) 1.050%, 11/16/23	AUD	12,300	8,828,740
(r) 1.200%, 04/24/24	AUD	79,500	57,481,278
(r) 0.980%, 08/16/24	AUD	72,100	51,765,382
0.250%, 01/17/22	EUR	12,912	15,142,024
2.625%, 12/14/22	GBP	5,416	7,313,696

TOTAL AUSTRALIA			811,020,488

AUSTRIA — (0.4%)
Autobahnen- und Schnell- strassen-Finanzierungs AG
1.375%, 04/09/21	EUR	2,500	2,935,355
Oesterreichische Kontrollbank AG Floating Rate Note
(r) 0.266%, 11/22/21		37,200	37,195,433
0.750%, 03/07/22	GBP	8,000	10,444,235
1.125%, 12/15/22	GBP	2,907	3,837,963

TOTAL AUSTRIA			54,412,986

BELGIUM — (3.2%)
Dexia Credit Local SA
2.000%, 01/22/21	EUR	61,500	72,022,931
0.200%, 03/16/21	EUR	34,650	40,459,161
0.875%, 09/07/21	GBP	9,900	12,900,834
0.625%, 01/21/22	EUR	30,650	36,202,194
0.250%, 06/02/22	EUR	72,400	85,363,712
1.125%, 06/15/22	GBP	35,400	46,514,845
0.750%, 01/25/23	EUR	60,100	71,923,425
0.250%, 06/01/23	EUR	6,600	7,835,858
Euroclear Bank SA Floating Rate Note
(r) 0.000%, 03/08/21	EUR	167	194,781

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
BELGIUM — (Continued)
Kingdom of Belgium Treasury Bill
(0.584%), 03/11/21	EUR	37,500	$43,773,988

TOTAL BELGIUM			417,191,729

CANADA — (20.2%)
Bank of Montreal
1.880%, 03/31/21	CAD	129,816	98,072,807
1.610%, 10/28/21	CAD	143,800	109,279,581
0.250%, 11/17/21	EUR	24,840	29,133,401
1.375%, 12/29/21	GBP	2,613	3,423,501
Bank of Montreal Floating Rate Note
(r) 0.861%, 09/07/21	AUD	3,400	2,401,607
(r) 0.007%, 09/28/21	EUR	57,052	66,709,538
(r) 0.012%, 03/14/22	EUR	9,953	11,645,664
(r) 1.010%, 10/06/22	AUD	11,000	7,824,295
(r) 1.081%, 09/07/23	AUD	8,100	5,785,336
Bank of Nova Scotia (The)
3.270%, 01/11/21	CAD	32,000	24,159,844
1.900%, 12/02/21	CAD	67,000	51,080,522
0.375%, 04/06/22	EUR	29,000	34,081,663
1.250%, 06/08/22	GBP	3,890	5,104,029
1.750%, 12/23/22	GBP	25,148	33,427,912
Canada Housing Trust No 1 Floating Rate Note
Canada Housing Trust No 1 Floating Rate Note
(r)Ω 0.665%, 03/15/22	CAD	73,500	55,470,626
(r)Ω 0.605%, 09/15/22	CAD	50,000	37,750,507
(r)Ω 0.505%, 03/15/23	CAD	70,000	52,783,983
(r)Ω 0.445%, 09/15/23	CAD	86,000	64,773,369
(r)Ω 0.455%, 03/15/24	CAD	215,000	161,975,381
(r)Ω 0.465%, 03/15/25	CAD	35,000	26,373,865
Canadian Imperial Bank of Commerce
1.900%, 04/26/21	CAD	114,200	86,374,732
2.900%, 09/14/21	CAD	43,000	32,976,026
0.750%, 03/22/23	EUR	2,000	2,383,098
Export Development Canada Floating Rate Note
Export Development Canada Floating Rate Note
(r) 0.153%, 11/15/21	GBP	28,000	36,259,478
(r) 0.344%, 01/31/22	GBP	32,000	41,502,004
(r) 0.365%, 05/29/24	GBP	5,399	7,002,725
(r) 0.384%, 01/17/25	GBP	51,500	66,690,203
Hydro-QuebecFloating Rate Note
(r) 0.700%, 04/14/23	CAD	32,000	24,165,608
Provinceof Manitoba Canada
0.750%, 12/15/21	GBP	8,500	11,062,334

	Face Amount^		Value†
	(000)
CANADA — (Continued)
1.500%, 12/15/22	GBP	36,230	$48,050,303
Province of Ontario Canada Floating Rate Note
Province of Ontario Canada Floating Rate Note
(r) 0.161%, 11/10/20	GBP	50,500	65,422,990
(r) 0.750%, 10/27/21	CAD	102,250	77,113,062
(r) 0.655%, 06/27/22	CAD	10,000	7,551,978
(r) 0.561%, 08/21/23	CAD	235,500	178,108,917
Province of Ontario Canada
3.150%, 06/02/22	CAD	85,200	66,836,244
Provinceof Quebec Canada
0.875%, 05/24/22	GBP	11,551	15,099,492
Province of Quebec Canada
Floating Rate Note
(r) 1.043%, 10/19/23	CAD	173,500	133,012,760
(r) 0.905%, 10/13/24	CAD	119,900	91,901,735
Quebec, Province of Canada
1.500%, 12/15/23	GBP	20,000	26,855,725
2.375%, 01/22/24	EUR	7,728	9,818,284
Royal Bank of Canada
2.860%, 03/04/21	CAD	40,000	30,289,574
2.030%, 03/15/21	CAD	137,500	103,878,912
1.968%, 03/02/22	CAD	304,434	232,903,549
2.000%, 03/21/22	CAD	30,000	22,980,185
Toronto-Dominion Bank (The)
0.625%, 03/08/21	EUR	13,483	15,760,450
2.621%, 12/22/21	CAD	57,179	43,986,157
1.994%, 03/23/22	CAD	313,467	240,120,004
3.005%, 05/30/23	CAD	39,680	31,567,089
0.625%, 07/20/23	EUR	20,865	24,836,831

TOTAL CANADA			2,655,767,880

DENMARK — (1.2%)
Kommunekredit
0.000%, 09/08/22	EUR	30,214	35,542,666
0.250%, 03/29/23	EUR	66,308	78,748,352
0.250%, 05/15/23	EUR	36,868	43,825,253
0.125%, 08/28/23	EUR	3,193	3,789,941

TOTAL DENMARK			161,906,212

FINLAND — (2.1%)
Finland T-Bill
(0.583%), 05/11/21	EUR	27,500	32,120,625
Kuntarahoitus Oyj Floating Rate Note
(r) 0.330%, 02/17/21		76,100	76,112,609
Municipality Finance P.L.C.
1.250%, 12/07/22	GBP	55,568	73,496,475
Nordea Bank Abp Floating Rate Note
(r) 0.007%, 09/27/21	EUR	5,930	6,935,824

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
FINLAND — (Continued)
OP Corporate Bank P.L.C.
0.750%, 03/03/22	EUR	56,018	$66,120,169
2.500%, 05/20/22	GBP	2,550	3,410,769
0.375%, 10/11/22	EUR	16,840	19,848,374

TOTAL FINLAND			278,044,845

FRANCE — (8.8%)
Agence Francaise de Developpement
0.125%, 04/30/22	EUR	58,200	68,422,502
Agence Francaise de Developpement EPIC
0.125%, 03/31/21	EUR	30,000	35,023,706
0.500%, 10/25/22	EUR	19,600	23,270,399
Agence Francaise de Developpement EPIC Floating Rate Note
(r) 0.368%, 06/07/21		47,600	47,614,756
Bpifrance Financement SA
0.100%, 02/19/21	EUR	6,100	7,115,377
0.750%, 10/25/21	EUR	12,400	14,610,368
Caisse Centrale du Credit Immobilier de France SA
0.125%, 03/01/21	EUR	7,200	8,400,407
Caisse d’Amortissement de la Dette Sociale
0.125%, 11/25/22	EUR	249,200	294,259,202
0.500%, 05/25/23	EUR	23,900	28,586,407
0.125%, 10/25/23	EUR	46,900	55,765,510
Caisse des Depots et Consignations
1.000%, 01/25/21	GBP	3,900	5,062,171
FranceTreasury Bill BTF
(0.588%), 11/18/20	EUR	30,000	34,948,531
(0.585%), 12/09/20	EUR	105,125	122,509,795
(0.580%), 02/10/21	EUR	7,000	8,167,374
Sanofi
0.875%, 09/22/21	EUR	9,000	10,559,207
0.000%, 03/21/22	EUR	23,000	26,908,189
0.000%, 09/13/22	EUR	12,200	14,291,426
0.500%, 03/21/23	EUR	132,300	157,012,635
SNCF Reseau
0.100%, 05/27/21	EUR	19,600	22,891,240
5.500%, 12/01/21	GBP	2,066	2,827,516
Total Capital International SA
2.125%, 03/15/23	EUR	4,500	5,538,243
0.250%, 07/12/23	EUR	7,000	8,268,154
Total Capital International SA
2.250%, 12/17/20	GBP	5,880	7,635,332
Unedic Asseo
0.250%, 11/24/23	EUR	5,000	5,957,031
UNEDICASSEO
0.000%, 11/25/20	EUR	19,800	23,063,531

	Face Amount^		Value†
	(000)
FRANCE — (Continued)
0.875%, 10/25/22	EUR	97,900	$117,100,726

TOTAL FRANCE			1,155,809,735

GERMANY — (7.4%)
Bayerische Landesbodenkreditanstalt
2.500%, 02/09/22	EUR	17,829	21,568,051
Deutsche Bahn Finance GMBH
3.750%, 06/01/21	EUR	2,903	3,461,954
4.375%, 09/23/21	EUR	2,080	2,523,872
2.500%, 09/12/23	EUR	1,000	1,255,905
Deutsche Bahn Finance GMBH Floating Rate Note
(r) 0.000%, 10/13/23	EUR	3,635	4,261,817
Erste Abwicklungsanstalt
0.000%, 02/25/21	EUR	10,000	11,665,135
FMS Wertmanagement Floating Rate Note
(r) 0.000%, 04/06/21	EUR	3,000	3,501,847
FMS Wertmanagement
1.125%, 09/07/23	GBP	20,300	27,017,278
Kreditanstalt fuer Wiederaufbau
0.375%, 12/15/20	GBP	5,000	6,479,959
2.800%, 02/17/21	AUD	11,020	7,805,320
6.250%, 05/19/21	AUD	10,600	7,697,313
5.550%, 06/07/21	GBP	30,000	40,135,716
Land Baden-Wuerttemberg Floating Rate Note
Land Baden-Wuerttemberg Floating Rate Note
(r) 0.348%, 07/19/21	EUR	13,412	15,706,917
(r) 0.352%, 01/23/23	EUR	29,000	34,345,917
(r) 0.552%, 07/22/25	EUR	18,500	22,517,537
Landeskreditbank Baden-Wuertteberg Foerderbank
1.125%, 05/17/21	GBP	16,400	21,361,305
Landeskreditbank Baden-Wuerttemberg Foerderbank
0.125%, 11/05/20	EUR	3,500	4,076,414
0.875%, 03/07/22	GBP	5,485	7,171,459
Landeskreditbank Baden-Wuerttemberg Foerderbank Floating Rate Note
(r) 0.353%, 09/27/21		37,335	37,359,193
(r) 0.437%, 03/15/22		9,600	9,607,104

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
GERMANY — (Continued)
Landwirtschaftliche Rentenbank Floating Rate Note
(r) 0.000%, 01/15/21	EUR	17,000	$19,821,424
Landwirtschaftliche Rentenbank
0.050%, 06/12/23	EUR	43,300	51,326,184
NRW Bank
0.000%, 11/11/22	EUR	93,540	110,171,316
0.125%, 03/10/23	EUR	29,500	34,901,532
0.125%, 07/07/23	EUR	110,300	130,813,279
State of North Rhine-Westphalia Germany
0.375%, 10/19/21	EUR	10,090	11,856,987
0.000%, 12/05/22	EUR	71,030	83,759,489
0.375%, 02/16/23	EUR	71,009	84,539,403
0.125%, 03/16/23	EUR	6,735	7,977,108
0.200%, 04/17/23	EUR	15,500	18,407,846
State of North Rhine-Westphalia Germany Floating Rate Note
(r) 0.109%, 10/29/21	GBP	103,700	134,229,932
(r) 0.434%, 10/15/24	GBP	400	518,933
TOTALGERMANY			977,843,446

JAPAN — (2.6%)
Total Capital Canada, Ltd.
1.125%, 03/18/22	EUR	21,600	25,656,753
Toyota Credit Canada, Inc.
2.200%, 02/25/21	CAD	13,000	9,816,888
2.020%, 02/28/22	CAD	43,966	33,604,636
2.350%, 07/18/22	CAD	34,200	26,373,763
Toyota Finance Australia, Ltd.
0.000%, 04/09/21	EUR	11,735	13,688,271
1.625%, 07/11/22	GBP	2,000	2,643,596
0.500%, 04/06/23	EUR	12,500	14,800,111
0.250%, 04/09/24	EUR	4,000	4,726,756
Toyota Motor Credit Corp.
1.000%, 03/09/21	EUR	9,640	11,275,504
0.000%, 07/21/21	EUR	19,201	22,420,812
1.125%, 09/07/21	GBP	3,352	4,371,314
2.600%, 01/11/22		48,709	49,997,564
0.750%, 07/21/22	EUR	61,577	72,908,719
2.375%, 02/01/23	EUR	20,648	25,435,006
Toyota Motor Credit Corp. Floating Rate Note
(r) 0.510%, 10/07/21		3,000	3,006,258
Toyota Motor Finance Netherlands BV
0.250%, 01/10/22	EUR	13,693	16,040,209
0.625%, 09/26/23	EUR	4,000	4,771,292

TOTAL JAPAN			341,537,452

	Face Amount^		Value†
	(000)
NETHERLANDS — (8.6%)
Allianz Finance II B.V.
3.500%, 02/14/22	EUR	6,900	$8,431,858
Allianz Finance II BV Floating Rate Note
(r) 0.020%, 12/07/20	EUR	4,000	4,660,585
BNG Bank NV
1.250%, 12/15/21	GBP	79,900	104,804,088
1.000%, 03/15/22	GBP	5,030	6,590,806
1.000%, 06/17/22	GBP	15,457	20,291,744
0.250%, 02/22/23	EUR	33,100	39,268,257
0.050%, 07/11/23	EUR	184,891	218,886,317
Cooperatieve Rabobank UA
0.125%, 10/11/21	EUR	18,733	21,929,313
2.750%, 01/10/22		31,570	32,490,416
4.000%, 01/11/22	EUR	1,230	1,507,601
4.750%, 06/06/22	EUR	35,519	44,712,158
0.500%, 12/06/22	EUR	22,849	27,052,568
Nederlandse Waterschapsbank NV Floating Rate Note
Nederlandse Waterschapsbank NV Floating Rate Note
(r)Ω 0.320%, 12/15/21		295,000	295,163,132
(r) 0.320%, 12/15/21		17,000	17,009,401
Nederlandse Waterschapsbank NV
0.125%, 09/25/23	EUR	55,009	65,414,027
Shell International Finance BV
1.625%, 03/24/21	EUR	40,143	47,113,945
1.250%, 03/15/22	EUR	43,619	51,911,277
1.000%, 04/06/22	EUR	55,401	65,726,129
# 2.375%, 08/21/22		24,379	25,255,869
Toyota Motor Finance Netherlands BV Floating Rate Note
(r) 0.207%, 09/30/21	EUR	31,000	36,198,023

TOTAL NETHERLANDS			1,134,417,514

NORWAY — (3.3%)
Equinor ASA
5.625%, 03/11/21	EUR	1,210	1,438,905
0.875%, 02/17/23	EUR	28,954	34,510,491
Kommunalbanken A.S.
0.875%, 12/08/20	GBP	7,700	9,983,028
1.125%, 12/15/21	GBP	12,237	16,015,331
0.125%, 03/21/22	SEK	200,000	22,484,377
1.125%, 11/30/22	GBP	57,699	76,155,507
1.500%, 12/15/23	GBP	4,000	5,384,676

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
NORWAY — (Continued)
Kommunalbanken A.S. Floating Rate Note
(r) 0.289%, 03/12/21		20,000	$20,002,591
(r) 0.277%, 04/15/21		47,000	47,006,833
(r) 0.378%, 09/08/21		25,000	25,013,200
(r)Ω 0.336%, 02/24/22		137,500	137,585,964
(r) 0.336%, 02/24/22		39,000	39,013,322

TOTAL NORWAY			434,594,225

SINGAPORE — (1.7%)
DBS Bank, Ltd. Floating Rate Note
DBS Bank, Ltd. Floating Rate Note
(r) 0.830%, 08/23/21	AUD	6,000	4,236,508
(r) 0.720%, 09/13/22	AUD	10,000	7,076,209
Monetary Authority of Singapore Bill
0.278%, 11/27/20	SGD	41,145	30,116,668
0.270%, 01/15/21	SGD	125,000	91,460,549
Oversea-Chinese Banking Corp., Ltd. Floating Rate Note
Oversea-Chinese Banking Corp., Ltd. Floating Rate Note
(r) 0.760%, 04/23/21	AUD	36,100	25,444,979
(r) 0.810%, 09/06/21	AUD	1,000	706,412
(r) 0.730%, 05/23/22	AUD	25,000	17,680,659
(r) 0.720%, 12/05/22	AUD	5,000	3,541,281
Temasek Financial I, Ltd.
0.500%, 03/01/22	EUR	7,685	9,015,226
4.625%, 07/26/22	GBP	4,200	5,830,898
United Overseas Bank, Ltd. Floating Rate Note
United Overseas Bank, Ltd. Floating Rate Note
(r) 0.870%, 01/24/22	AUD	800	566,386
(r) 0.590%, 07/25/22	AUD	37,500	26,476,912

TOTAL SINGAPORE			222,152,687

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (19.1%)
African Development Bank Floating Rate Note
(r) 0.260%, 12/15/21		109,500	109,493,945
5.250%, 03/23/22	AUD	2,500	1,878,307
0.250%, 01/24/24	EUR	2,790	3,329,900

	Face Amount^		Value†
	(000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (Continued)
Asian Development Bank Floating Rate Note
Asian Development Bank Floating Rate Note
(r) 0.314%, 02/01/22	GBP	69,500	$90,149,046
(r) 0.344%, 03/19/24	GBP	58,306	75,606,552
(r) 0.340%, 05/28/24		15,000	15,005,324
1.000%, 12/15/22	GBP	22,333	29,463,070
0.200%, 05/25/23	EUR	142,622	169,363,365
0.370%, 06/26/23	SEK	200,000	22,690,287
Council Of Europe Development Bank
0.375%, 10/27/22	EUR	34,897	41,445,476
0.125%, 05/25/23	EUR	51,555	61,208,259
EUROFIMA Floating Rate Note
EUROFIMA Floating Rate Note
(r) 0.370%, 11/15/21		94,700	94,716,099
(r) 0.350%, 03/11/22		20,782	20,770,154
EUROFIMA
0.250%, 04/25/23	EUR	3,373	4,003,176
European Bank for Reconstruction & Development Floating Rate Note
European Bank for Reconstruction & Development Floating Rate Note
(r) 0.314%, 01/18/22	GBP	32,000	41,483,348
(r) 0.346%, 08/19/22		104,539	104,519,990
(r) 0.304%, 02/27/23	GBP	23,695	30,739,533
(r) 0.348%, 03/13/23		43,290	43,289,985
(r) 0.355%, 02/28/24	GBP	20,500	26,602,521
(r) 0.369%, 10/15/24		136,000	135,901,717
(r) 0.365%, 11/13/24	GBP	9,000	11,683,748
European Financial Stability Facility
0.100%, 01/19/21	EUR	11,478	13,387,772
0.200%, 01/17/24	EUR	33,094	39,587,828
European Investment Bank Floating Rate Note
European Investment Bank Floating Rate Note
(r) 0.334%, 01/10/22	GBP	39,750	51,591,890
(r) 0.404%, 06/29/23	GBP	54,491	70,895,770
(r) 0.368%, 03/05/24		23,443	23,427,224
(r) 0.364%, 01/15/25	GBP	133,000	173,082,657
1.500%, 05/12/22	NOK	108,160	11,521,077
0.500%, 07/19/22	SEK	130,000	14,733,548

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (Continued)
1.054%, 09/08/25	GBP	35,370	$47,528,591
European Stability Mechanism
0.100%, 07/31/23	EUR	93,029	110,564,946
European Stability Mechanism Treasury Bill
(0.572%), 11/19/20	EUR	21,000	24,463,305
(0.562%), 12/03/20	EUR	40,000	46,606,199
(0.552%), 12/17/20	EUR	36,913	43,018,069
(0.572%), 03/18/21	EUR	24,000	28,008,319
Inter-American Development Bank
6.000%, 02/26/21	AUD	8,000	5,725,811
4.750%, 08/27/24	AUD	23,000	18,843,531
Inter-American Development Bank Floating Rate Note
(r) 0.437%, 07/15/21		31,158	31,180,371
(r) 0.237%, 01/15/22		259	258,896
(r) 0.348%, 09/16/22		62,135	62,182,223
Inter-American Investment Corp. Floating Rate Note
(r) 0.314%, 10/12/21		37,805	37,795,019
International Bank for Reconstruction & Development
2.800%, 01/13/21	AUD	5,000	3,532,397
1.000%, 12/19/22	GBP	11,785	15,551,681
0.294%, 10/04/23	GBP	26,000	33,705,017
International Bank for Reconstruction & Development Floating Rate Note
(r) 0.325%, 05/15/24	GBP	41,627	53,998,406
(r) 0.478%, 06/17/24		37,003	36,976,033
(r) 0.387%, 08/06/24		259,182	259,381,241
International Finance Corp.
2.700%, 02/05/21	AUD	10,005	7,078,460
International Finance Corp. Floating Rate Note
(r) 0.278%, 08/23/21		36,000	35,978,225
(r) 0.304%, 01/18/22	GBP	40,500	52,512,017
Nordic Investment Bank
1.500%, 08/31/22	NOK	100,000	10,680,156
1.375%, 06/19/23	NOK	200,000	21,439,982

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			2,518,580,463

SWEDEN — (6.2%)
Kommuninvest I Sverige AB
0.250%, 06/01/22	SEK	2,142,600	241,971,378

	Face Amount^		Value†
	(000)
SWEDEN — (Continued)
0.750%, 02/22/23	SEK	698,750	$79,864,637
1.000%, 11/13/23	SEK	535,920	61,961,481
Skandinaviska Enskilda Banken AB Floating Rate Note
(r) 0.416%, 03/22/21	GBP	890	1,153,940
0.300%, 02/17/22	EUR	31,728	37,242,354
1.250%, 08/05/22	GBP	5,351	7,027,964
Svensk Exportkredit AB
0.625%, 12/07/20	GBP	32,191	41,724,862
1.375%, 12/15/22	GBP	31,487	41,772,224
1.375%, 12/15/23	GBP	8,000	10,717,657
Svensk Exportkredit AB Floating Rate Note
(r) 0.299%, 12/14/20		22,500	22,502,748
(r) 0.357%, 07/15/21		6,000	6,010,500
(r) 0.369%, 12/13/21		103,200	103,304,396
Svenska Handelsbanken AB Floating Rate Note
(r) 1.590%, 03/02/21	AUD	8,000	5,647,972
2.375%, 01/18/22	GBP	1,000	1,326,294
0.250%, 02/28/22	EUR	57,386	67,383,321
2.625%, 08/23/22	EUR	10,905	13,382,603
2.750%, 12/05/22	GBP	5,000	6,794,895
1.125%, 12/14/22	EUR	53,008	63,642,789

TOTAL SWEDEN			813,432,015

SWITZERLAND — (0.8%)
Nestle Finance International, Ltd.
0.750%, 11/08/21	EUR	8,000	9,419,317
1.750%, 09/12/22	EUR	12,765	15,459,942
0.750%, 05/16/23	EUR	4,500	5,376,456
Nestle Holdings, Inc.
1.750%, 12/09/20	GBP	11,266	14,617,283
Novartis Finance SA
0.750%, 11/09/21	EUR	5,300	6,240,507
0.500%, 08/14/23	EUR	31,860	37,909,685
0.125%, 09/20/23	EUR	10,000	11,813,791
Roche Finance Europe BV
0.500%, 02/27/23	EUR	6,000	7,124,416

TOTAL SWITZERLAND			107,961,397

UNITED KINGDOM — (0.3%)
Transport for London
2.250%, 08/09/22	GBP	29,447	39,285,861

UNITED STATES — (4.5%)
3M Co.
1.875%, 11/15/21	EUR	3,625	4,319,863
0.375%, 02/15/22	EUR	55,027	64,561,060
0.375%, 02/15/22	EUR	5,500	6,452,938

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
0.950%, 05/15/23	EUR	6,000	$7,219,941
Apple, Inc. Floating Rate Note
(r) 1.386%, 02/23/21		800	802,789
Apple, Inc.
1.000%, 11/10/22	EUR	27,825	33,289,203
Berkshire Hathaway, Inc.
0.625%, 01/17/23	EUR	37,658	44,607,055
0.750%, 03/16/23	EUR	26,918	31,979,228
1.300%, 03/15/24	EUR	4,271	5,197,436
Coca-Cola Co. (The)
0.750%, 03/09/23	EUR	22,430	26,662,543
International Finance Corp. Floating Rate Note
(r) 0.430%, 12/15/21		42,000	42,031,274
Johnson & Johnson
0.250%, 01/20/22	EUR	41,680	48,907,656
Merck & Co., Inc.
1.125%, 10/15/21	EUR	29,745	34,987,071
Oracle Corp.
2.250%, 01/10/21	EUR	25,881	30,287,293
Pfizer, Inc.
# 2.200%, 12/15/21		4,772	4,875,555
0.250%, 03/06/22	EUR	96,493	113,175,110
Procter & Gamble Co. (The)
4.125%, 12/07/20	EUR	1,500	1,753,974
2.000%, 11/05/21	EUR	9,900	11,796,126
2.000%, 08/16/22	EUR	25,959	31,512,135
Walmart, Inc. Floating Rate Note
(r) 0.453%, 06/23/21		35,000	35,056,550
1.900%, 04/08/22	EUR	8,445	10,099,670
1.900%, 04/08/22	EUR	5,000	5,979,675

TOTAL UNITED STATES			595,554,145

TOTAL BONDS			12,719,513,080

U.S. TREASURY OBLIGATIONS — (1.0%)
U.S. Treasury Notes
(r) 0.214%, 04/30/22		57,000	57,059,719
(r) 0.155%, 07/31/22		75,000	74,996,689

TOTAL U.S. TREASURY OBLIGATIONS			132,056,408

TOTAL INVESTMENT SECURITIES (Cost $12,793,251,683)			12,851,569,488

	Face Amount^	Value†
	(000)
CERTIFICATES OF DEPOSIT — (1.1%)
National Australia Bank, Ltd., Floating Rate Note, 1M USD LIBOR + 0.220%, FRN
(r)Ω 0.369%, 05/26/21	100,000	$100,081,649
Svenska Handelsbanken AB, Floating Rate Note, 3M USD LIBOR + 0.120%, FRN
(r)Ω 0.373%, 05/11/21	50,000	50,000,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $150,000,000)		150,081,649

COMMERCIAL PAPER — (1.3%)
EXXON MOBIL Corp.
0.407%, 02/03/21	76,000	75,975,072
Shell International Finance BV
0.500%, 05/25/21	64,750	64,653,571
Total Capital Canada, Ltd.
0.220%, 02/03/21	25,000	24,989,667

TOTAL COMMERCIAL PAPER (Cost $165,471,903)		165,618,310

	Shares
SECURITIES LENDING COLLATERAL — (0.0%)
@§ The DFA Short Term Investment Fund	444,296	5,140,946

TOTAL INVESTMENTS — (100.0%) (Cost $13,113,864,960)		$13,172,410,393

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

As of October 31, 2020, DFA Five-Year Global Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	144,113,368	EUR	121,457,633	Bank of America Corp.	11/02/20	$2,657,727
USD	133,520,684	GBP	102,772,799	Citibank, N.A.	11/02/20	378,568
USD	115,898,055	CAD	152,892,496	HSBC Bank	11/02/20	1,139,746
CAD	270,937,869	USD	258,971,702	State Street Bank and Trust	11/02/20	392,038
USD	11,586,652	CAD	15,272,574	UBS AG	11/02/20	123,337
USD	215,823,118	EUR	813,078,632	Bank of America Corp.	11/03/20	2,822,707
USD	144,961,402	EUR	122,608,002	Bank of America Corp.	11/04/20	2,162,831
USD	66,016,839	SEK	582,582,042	HSBC Bank	11/05/20	544,920
USD	141,973,235	EUR	119,023,384	UBS AG	11/05/20	3,346,521
USD	148,466,343	EUR	124,648,496	Bank of America Corp.	11/06/20	3,284,849
USD	147,042,419	EUR	124,319,016	Bank of America Corp.	11/09/20	2,235,087
USD	6,820,461	EUR	5,817,219	JP Morgan	11/09/20	44,539
USD	170,573,174	EUR	165,835,456	JP Morgan	11/10/20	2,659,924
USD	105,091,055	AUD	149,400,577	UBS AG	11/10/20	72,872
USD	150,449,583	EUR	133,009,841	Mellon Bank	11/12/20	1,854,500
USD	120,108,628	AUD	168,665,977	Morgan Stanley and Co. International	11/12/20	1,547,040
USD	147,252,654	EUR	124,918,553	Barclays Capital	11/13/20	1,734,158
USD	140,965,733	EUR	118,505,902	Bank of America Corp.	11/16/20	2,908,262
USD	6,363,811	EUR	5,366,298	Citibank, N.A.	11/16/20	112,160
USD	144,045,019	EUR	121,353,493	Bank of America Corp.	11/17/20	2,667,037
USD	141,400,194	EUR	118,870,921	JP Morgan	11/18/20	2,911,384
USD	121,791,873	EUR	102,569,083	Citibank, N.A.	11/19/20	2,292,647
USD	58,963,585	SGD	80,000,000	JP Morgan	11/19/20	396,213
USD	32,657,285	EUR	27,642,611	UBS AG	11/19/20	451,960
USD	146,723,996	EUR	124,127,167	State Street Bank and Trust	11/20/20	2,105,106
USD	143,503,317	EUR	122,519,709	JP Morgan	11/23/20	747,826
USD	34,022,450	NOK	313,704,149	Morgan Stanley and Co. International	11/23/20	1,165,239
USD	140,685,613	EUR	120,661,913	Barclays Capital	11/24/20	91,663
USD	146,685,198	EUR	125,525,384	UBS AG	11/27/20	414,723
USD	6,064,324	AUD	8,461,584	Mellon Bank	11/30/20	115,832
USD	112,043,555	AUD	158,588,706	UBS AG	11/30/20	555,726
USD	114,604,889	AUD	162,004,257	Bank of America Corp.	12/01/20	715,365
USD	137,942,741	EUR	117,441,406	State Street Bank and Trust	12/23/20	996,390
USD	128,404,087	EUR	108,231,472	UBS AG	12/28/20	2,179,345
USD	115,454,076	AUD	162,076,977	ANZ Securities	12/29/20	1,495,183
USD	131,545,920	EUR	112,160,110	Bank of America Corp.	12/29/20	735,695
USD	127,122,668	CAD	168,330,295	Barclays Capital	12/30/20	734,110
USD	138,553,198	EUR	118,080,838	State Street Bank and Trust	12/30/20	833,825
USD	123,640,544	EUR	104,945,215	Barclays Capital	12/31/20	1,237,958
USD	252,316,609	CAD	258,236,108	State Street Bank and Trust	12/31/20	390,082
USD	262,851,695	CAD	279,682,344	Bank of America Corp.	01/04/21	1,837,439
USD	13,210,411	EUR	11,218,579	JP Morgan	01/04/21	124,162
USD	146,363,107	EUR	123,808,849	Bank of America Corp.	01/05/21	1,939,417
USD	90,474,475	EUR	76,522,379	Bank of America Corp.	01/06/21	1,208,770
USD	25,500,622	EUR	21,665,858	JP Morgan	01/06/21	226,733
USD	128,310,301	CAD	170,442,939	State Street Bank and Trust	01/06/21	329,628
USD	24,823,882	EUR	21,185,209	UBS AG	01/06/21	110,686
USD	196,843,878	EUR	187,692,542	Bank of America Corp.	01/07/21	1,781,061
USD	3,121,921	GBP	2,394,147	Citibank, N.A.	01/07/21	18,612
USD	27,425,059	CAD	36,068,667	JP Morgan	01/07/21	342,105
USD	22,511,251	CAD	28,058,540	Mellon Bank	01/07/21	97,593
USD	19,202,689	CAD	25,560,796	State Street Bank and Trust	01/07/21	9,802
USD	127,425,195	EUR	108,197,338	Bank of America Corp.	01/08/21	1,204,198
USD	126,991,450	CAD	167,105,547	State Street Bank and Trust	01/08/21	1,516,403
USD	139,679,157	EUR	118,790,046	Bank of America Corp.	01/11/21	1,091,880

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	121,016,082	CAD	158,569,901	Barclays Capital	01/12/21	$1,949,605
USD	114,077,562	AUD	160,837,538	Citibank, N.A.	01/12/21	982,358
USD	130,545,286	EUR	110,548,106	State Street Bank and Trust	01/12/21	1,570,729
USD	224,685,015	SEK	818,844,937	Bank of America Corp.	01/13/21	2,380,515
USD	143,724,265	GBP	110,191,689	Citibank, N.A.	01/13/21	889,328
USD	139,985,388	EUR	119,353,470	Bank of America Corp.	01/14/21	731,720
USD	44,161,353	SEK	391,198,065	Morgan Stanley and Co. International	01/14/21	154,448
USD	5,290,247	EUR	4,504,569	Bank of America Corp.	01/15/21	34,502
USD	1,197,763	EUR	1,011,492	Citibank, N.A.	01/15/21	17,596
USD	125,086,693	EUR	105,915,554	Bank of America Corp.	01/19/21	1,498,075
USD	119,138,155	AUD	167,512,145	Citibank, N.A.	01/19/21	1,346,088
USD	30,708,210	EUR	26,088,686	HSBC Bank	01/19/21	266,367
USD	121,491,530	CAD	159,901,490	State Street Bank and Trust	01/19/21	1,424,106
USD	128,618,164	GBP	98,804,044	UBS AG	01/19/21	540,995
USD	245,427,973	EUR	261,756,112	State Street Bank and Trust	01/20/21	2,963,782
USD	116,834,189	GBP	89,429,940	Citibank, N.A.	01/21/21	907,419
USD	133,387,041	EUR	112,327,083	JP Morgan	01/21/21	2,311,375
USD	126,535,587	CAD	166,421,628	State Street Bank and Trust	01/21/21	1,571,974
USD	132,531,879	EUR	111,840,031	JP Morgan	01/22/21	2,021,725
USD	246,901,741	GBP	252,714,248	State Street Bank and Trust	01/22/21	3,153,401
USD	140,598,556	EUR	118,709,358	JP Morgan	01/25/21	2,063,314
USD	43,088,150	SEK	376,414,204	Morgan Stanley and Co. International	01/25/21	739,604
USD	124,570,405	CAD	164,194,607	State Street Bank and Trust	01/25/21	1,278,391
USD	123,213,467	CAD	162,125,561	Morgan Stanley and Co. International	01/26/21	1,474,921
USD	148,685,824	EUR	125,428,940	State Street Bank and Trust	01/26/21	2,305,571
USD	146,612,094	EUR	124,668,134	Bank of America Corp.	01/27/21	1,116,571
USD	120,188,753	CAD	159,418,458	Barclays Capital	01/27/21	482,790
USD	27,678,412	NOK	258,626,587	HSBC Bank	01/27/21	593,489
USD	68,636,295	SEK	606,324,221	State Street Bank and Trust	01/27/21	420,301
USD	142,433,488	EUR	121,457,633	State Street Bank and Trust	01/28/21	681,743
USD	78,719,723	SEK	698,670,922	Bank of America Corp.	01/29/21	112,445
USD	136,298,907	EUR	116,476,116	State Street Bank and Trust	01/29/21	358,078

Total Appreciation						$103,436,910

EUR	121,457,633	USD	142,132,151	State Street Bank and Trust	11/02/20	$(676,510)
SEK	697,493,470	USD	78,496,883	Bank of America Corp.	11/03/20	(112,739)
USD	137,040,462	GBP	106,320,000	Citibank, N.A.	11/03/20	(697,052)
GBP	221,905,162	USD	272,824,462	State Street Bank and Trust	11/03/20	(470,680)
EUR	16,494,528	USD	19,488,351	UBS AG	11/04/20	(277,574)
EUR	27,298,089	USD	32,303,024	Barclays Capital	11/09/20	(506,091)
USD	245,308,615	GBP	256,225,825	Citibank, N.A.	11/09/20	(2,600,005)
EUR	3,761,424	USD	4,419,107	Citibank, N.A.	11/09/20	(37,784)
EUR	99,663,557	USD	116,501,839	Mellon Bank	11/09/20	(413,293)
USD	683,034	EUR	586,835	UBS AG	11/09/20	(514)
USD	241,848,513	GBP	254,551,727	Citibank, N.A.	11/10/20	(2,540,590)
USD	30,032,026	SGD	41,127,719	HSBC Bank	11/10/20	(76,995)
USD	114,359,963	CAD	152,827,853	Citibank, N.A.	11/12/20	(354,282)
AUD	6,561,927	USD	4,671,103	JP Morgan	11/12/20	(58,480)
EUR	2,699,094	USD	3,151,772	Citibank, N.A.	11/13/20	(7,579)
EUR	37,357,613	USD	43,896,167	Bank of America Corp.	11/19/20	(372,274)
EUR	49,712,318	USD	58,837,884	Barclays Capital	11/19/20	(920,007)
EUR	30,291,691	USD	35,798,929	HSBC Bank	11/19/20	(507,265)
EUR	12,850,072	USD	15,147,081	JP Morgan	11/19/20	(175,965)
NOK	152,439,523	USD	16,008,032	Bank of America Corp.	11/23/20	(41,595)
USD	121,319,970	EUR	104,142,051	Bank of America Corp.	11/25/20	(27,888)
USD	125,874,700	GBP	97,568,521	Citibank, N.A.	11/30/20	(546,402)
EUR	5,531,645	USD	6,542,528	HSBC Bank	12/28/20	(91,258)
USD	129,709,286	GBP	101,056,716	State Street Bank and Trust	12/29/20	(1,270,846)

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	133,148,348	GBP	102,772,799	State Street Bank and Trust	12/30/20	$(57,453)
EUR	39,416,910	USD	46,646,618	Barclays Capital	01/04/21	(667,578)
USD	68,619,246	SEK	610,250,502	JP Morgan	01/04/21	(22,498)
USD	128,769,695	GBP	99,415,599	State Street Bank and Trust	01/04/21	(91,767)
USD	122,085,794	GBP	94,508,878	JP Morgan	01/07/21	(417,234)
USD	137,713,911	GBP	106,363,782	Citibank, N.A.	01/08/21	(156,124)
USD	126,806,678	GBP	98,083,359	Mellon Bank	01/14/21	(333,506)
EUR	5,516,061	USD	6,528,457	HSBC Bank	01/15/21	(92,545)
USD	124,673,106	GBP	96,425,244	Citibank, N.A.	01/20/21	(321,031)
USD	18,430,514	GBP	14,241,945	State Street Bank and Trust	01/20/21	(31,038)
USD	28,766,630	GBP	22,228,769	State Street Bank and Trust	01/21/21	(48,210)
USD	125,662,926	CAD	167,827,588	State Street Bank and Trust	01/28/21	(357,544)

Total (Depreciation)						$(15,380,196)

Total Appreciation (Depreciation)						$88,056,714

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$811,020,488	—	$811,020,488
Austria	—	54,412,986	—	54,412,986
Belgium	—	417,191,729	—	417,191,729
Canada	—	2,655,767,880	—	2,655,767,880
Denmark	—	161,906,212	—	161,906,212
Finland	—	278,044,845	—	278,044,845
France	—	1,155,809,735	—	1,155,809,735
Germany	—	977,843,446	—	977,843,446
Japan	—	341,537,452	—	341,537,452
Netherlands	—	1,134,417,514	—	1,134,417,514
Norway	—	434,594,225	—	434,594,225
Singapore	—	222,152,687	—	222,152,687
Supranational Organization Obligations	—	2,518,580,463	—	2,518,580,463
Sweden	—	813,432,015	—	813,432,015
Switzerland	—	107,961,397	—	107,961,397
United Kingdom	—	39,285,861	—	39,285,861
United States	—	595,554,145	—	595,554,145
U.S. Treasury Obligations	—	132,056,408	—	132,056,408
Certificates of Deposit	—	150,081,649	—	150,081,649
Commercial Paper	—	165,618,310	—	165,618,310
Securities Lending Collateral	—	5,140,946	—	5,140,946
Forward Currency Contracts**	—	88,056,714	—	88,056,714

TOTAL	—	$13,260,467,107	—	$13,260,467,107

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount^		Value†
	(000)
BONDS — (96.8%)
AUSTRALIA — (7.8%)
New South Wales Treasury Corp.
2.000%, 03/20/31	AUD	20,000	$15,172,986
Queensland Treasury Corp.
Ω 3.500%, 08/21/30	AUD	61,500	53,001,764
Ω 1.750%, 08/21/31	AUD	7,000	5,166,793
Ω 1.750%, 07/20/34	AUD	7,000	4,992,912
South Australian Government Financing Authority
Ω 1.750%, 05/24/32	AUD	6,000	4,373,337
Treasury Corp. of Victoria
4.250%, 12/20/32	AUD	10,000	9,293,663
2.250%, 11/20/34	AUD	36,000	27,207,447
Western Australian Treasury Corp.
Ω 2.750%, 07/24/29	AUD	4,400	3,571,364
Ω 2.000%, 10/24/34	AUD	10,000	7,370,497

TOTAL AUSTRALIA			130,150,763

BELGIUM — (5.9%)
Dexia Credit Local SA
Ω 1.000%, 10/18/27	EUR	32,450	41,016,780
Kingdom of Belgium Government Bond
Ω 0.800%, 06/22/28	EUR	1,500	1,927,071
Ω 1.000%, 06/22/31	EUR	32,300	42,969,010
Ω 1.250%, 04/22/33	EUR	9,000	12,453,067

TOTAL BELGIUM			98,365,928

CANADA — (17.2%)
CPPIB Capital, Inc.
Ω 0.875%, 02/06/29	EUR	15,000	18,960,061
Ω 1.500%, 03/04/33	EUR	31,520	42,949,183
Province of Alberta Canada
3.500%, 06/01/31	CAD	28,000	24,817,924
3.900%, 12/01/33	CAD	36,000	33,370,592
Province of Manitoba Canada
6.300%, 03/05/31	CAD	5,000	5,449,786
Province of Ontario Canada
6.200%, 06/02/31	CAD	7,000	7,689,754
5.850%, 03/08/33	CAD	45,000	49,949,899
5.600%, 06/02/35	CAD	5,000	5,610,411
Province of Quebec Canada
Ω 0.875%, 05/04/27	EUR	32,763	41,090,974
Ω 0.875%, 07/05/28	EUR	3,000	3,776,604
Ω 0.000%, 10/15/29	EUR	10,000	11,752,600

	Face Amount^		Value†
	(000)
CANADA — (Continued)
Province of Saskatchewan Canada
6.400%, 09/05/31	CAD	36,200	$40,214,524

TOTAL CANADA			285,632,312

FINLAND — (6.2%)
Finland Government Bond
Ω 1.125%, 04/15/34	EUR	45,000	62,368,584
Kuntarahoitus Oyj
Ω 1.250%, 02/23/33	EUR	30,511	41,554,277

TOTAL FINLAND			103,922,861

FRANCE — (19.0%)
Action Logement Services
Ω 0.500%, 10/30/34	EUR	25,200	30,822,159
Agence Francaise de Developpement
Ω 1.000%, 01/31/28	EUR	28,000	35,633,796
Ω 0.875%, 05/25/31	EUR	5,500	7,038,706
Ω 1.375%, 07/05/32	EUR	13,000	17,534,792
French Republic Government Bond OAT
Ω 1.250%, 05/25/34	EUR	82,000	114,124,061
SNCF Mobilites
Ω 1.500%, 02/02/29	EUR	21,000	27,489,618
SNCF Reseau
Ω 5.250%, 12/07/28	GBP	16,713	29,149,013
Ω 1.125%, 05/25/30	EUR	8,000	10,384,877
5.000%, 10/10/33	EUR	11,000	20,860,858
Societe Nationale SNCF SA
Ω 5.375%, 03/18/27	GBP	4,226	6,995,938
Unedic Asseo
Ω 1.500%, 04/20/32	EUR	9,000	12,431,475
Ω 1.250%, 05/25/33	EUR	3,400	4,607,801

TOTAL FRANCE			317,073,094

GERMANY — (4.5%)
Deutsche Bahn Finance GMBH
Ω 0.625%, 09/26/28	EUR	1,000	1,237,091
Ω 1.125%, 12/18/28	EUR	1,500	1,924,583
Ω 1.625%, 08/16/33	EUR	4,773	6,466,172
Kreditanstalt fuer Wiederaufbau
2.050%, 02/16/26	JPY	1,029,000	11,015,348
2.050%, 02/16/26	JPY	399,000	4,271,257
5.750%, 06/07/32	GBP	5,000	10,179,155
Ω 0.050%, 09/29/34	EUR	10,000	11,978,543

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
GERMANY — (Continued)
State of North Rhine-Westphalia Germany
Ω 2.375%, 05/13/33	EUR	9,000	$13,812,564
Ω 1.100%, 03/13/34	EUR	10,000	13,525,055

TOTAL GERMANY			74,409,768

NETHERLANDS — (3.3%)
BNG Bank NV
Ω 0.750%, 01/11/28	EUR	12,300	15,491,410
Ω 3.300%, 04/26/29	AUD	27,000	22,356,890
Nederlandse Waterschapsbank NV
Ω 1.000%, 03/01/28	EUR	7,600	9,745,102
Ω 0.500%, 04/29/30	EUR	6,500	8,103,609

TOTAL NETHERLANDS			55,697,011

NORWAY — (5.5%)
Equinor ASA
Ω 6.875%, 03/11/31	GBP	19,124	38,285,757
Norway Government Bond
Ω 1.750%, 09/06/29	NOK	459,224	52,657,564

TOTAL NORWAY			90,943,321

SINGAPORE — (4.0%)
Singapore Government Bond
2.875%, 09/01/30	SGD	9,000	7,854,599
3.375%, 09/01/33	SGD	62,000	58,428,257

TOTAL SINGAPORE			66,282,856

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (14.9%)
African Development Bank
0.500%, 03/21/29	EUR	3,500	4,327,406
Asian Development Bank
2.350%, 06/21/27	JPY	1,830,000	20,381,522
EUROFIMA
Ω 3.350%, 05/21/29	AUD	15,000	12,279,670
Ω 0.150%, 10/10/34	EUR	30,000	35,082,754
European Financial Stability Facility
Ω 1.250%, 05/24/33	EUR	30,000	41,527,695
European Investment Bank
Ω 1.900%, 01/26/26	JPY	2,297,800	24,285,106
2.150%, 01/18/27	JPY	517,100	5,635,096

	Face Amount^		Value†
	(000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (Continued)
Ω 1.375%, 05/12/28	SEK	110,000	$13,272,094
5.625%, 06/07/32	GBP	5,800	11,660,968
European Stability
Mechanism
Ω 1.200%, 05/23/33	EUR	38,500	52,650,821
European Union
Ω 1.250%, 04/04/33	EUR	10,000	13,770,823
International Bank for Reconstruction & Development
1.200%, 08/08/34	EUR	10,000	13,687,434

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			248,561,389

SWEDEN — (1.4%)
Sweden Government Bond
Ω 2.250%, 06/01/32	SEK	165,000	23,349,658

UNITED KINGDOM — (7.1%)
Network Rail Infrastructure Finance P.L.C.
Ω 4.375%, 12/09/30	GBP	16,700	29,713,985
Transport for London
Ω 4.000%, 09/12/33	GBP	11,396	19,506,196
United Kingdom Gilt
Ω 4.250%, 06/07/32	GBP	18,650	34,754,728
Ω 4.500%, 09/07/34	GBP	17,000	33,807,471

TOTAL UNITED KINGDOM			117,782,380

TOTAL BONDS			1,612,171,341

U.S. TREASURY OBLIGATIONS — (3.2%)
U.S. Treasury Notes
0.625%, 05/15/30		54,500	53,341,875

TOTAL INVESTMENT SECURITIES (Cost $ 1,548,108,443)			1,665,513,216

TOTAL INVESTMENTS — (100.0%) (Cost $ 1,548,108,443)			$1,665,513,216

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED

As of October 31, 2020, DFA World ex U.S. Government Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	97,186,306	AUD	132,587,409	UBS AG	11/02/20	$3,990,584
USD	5,596,371	CAD	7,440,779	Citibank, N.A.	11/09/20	11,291
USD	59,042,606	EUR	50,539,878	Bank of America Corp.	11/10/20	172,236
USD	66,876,945	SGD	91,237,173	JP Morgan	12/01/20	82,161
USD	54,862,097	EUR	46,780,886	Bank of America Corp.	12/29/20	302,430
USD	93,548,966	AUD	133,025,434	State Street Bank and Trust	12/30/20	16,133
USD	68,643,058	AUD	95,286,497	ANZ Securities	12/31/20	1,644,837
USD	2,122,024	AUD	2,996,525	State Street Bank and Trust	12/31/20	15,096
USD	3,840,038	AUD	5,382,411	UBS AG	12/31/20	55,536
JPY	944,687,440	USD	8,956,350	JP Morgan	01/08/21	76,123
USD	63,213,577	EUR	53,256,125	JP Morgan	01/12/21	1,080,580
USD	120,150,369	GBP	92,166,146	Mellon Bank	01/12/21	681,394
USD	12,140,089	EUR	10,257,181	State Street Bank and Trust	01/12/21	173,214
USD	179,417,146	EUR	610,662,088	Citibank, N.A.	01/14/21	3,344,301
USD	37,234,830	SEK	330,099,003	JP Morgan	01/15/21	100,744
USD	123,857,769	EUR	105,672,386	State Street Bank and Trust	01/15/21	563,601
USD	109,174,800	EUR	92,445,572	UBS AG	01/19/21	1,303,764
USD	122,676,535	EUR	103,645,965	State Street Bank and Trust	01/20/21	1,733,584
USD	82,225,993	CAD	108,156,626	Citibank, N.A.	01/21/21	1,012,734
USD	181,586,017	GBP	143,986,252	JP Morgan	01/21/21	1,990,708
USD	3,166,392	CAD	4,216,296	Mellon Bank	01/21/21	436
USD	124,791,677	EUR	105,307,237	JP Morgan	01/22/21	1,904,876

Total Appreciation						$20,256,363

AUD	132,587,409	USD	93,212,926	State Street Bank and Trust	11/02/20	$(17,205)
USD	78,270,502	CAD	104,875,342	Citibank, N.A.	11/09/20	(449,374)
USD	74,332,366	JPY	7,861,264,623	Bank of America Corp.	01/08/21	(831,811)
GBP	14,106,915	USD	18,383,964	JP Morgan	01/12/21	(98,088)

Total (Depreciation)						$(1,396,478)

Total Appreciation (Depreciation)						$18,859,885

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$130,150,763	—	$130,150,763
Belgium	—	98,365,928	—	98,365,928
Canada	—	285,632,312	—	285,632,312
Finland	—	103,922,861	—	103,922,861
France	—	317,073,094	—	317,073,094
Germany	—	74,409,768	—	74,409,768
Netherlands	—	55,697,011	—	55,697,011
Norway	—	90,943,321	—	90,943,321
Singapore	—	66,282,856	—	66,282,856
Supranational Organization Obligations	—	248,561,389	—	248,561,389

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Sweden	—	$23,349,658	—	$23,349,658
United Kingdom	—	117,782,380	—	117,782,380
U.S. Treasury Obligations	—	53,341,875	—	53,341,875
Forward Currency Contracts**	—	18,859,885	—	18,859,885

TOTAL	—	$1,684,373,101	—	$1,684,373,101

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA SHORT-TERM GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount	Value†
	(000)
AGENCY OBLIGATIONS — (28.8%)
Federal Farm Credit Notes
0.000%, 11/06/20	50,000	$49,999,556
Federal Home Loan Bank
0.000%, 11/20/20	42,998	42,996,280
0.000%, 11/27/20	150,000	149,991,666
0.000%, 11/30/20	54,000	53,996,640
0.000%, 01/06/21	180,000	179,967,499
0.000%, 01/08/21	5,000	4,999,069
0.000%, 01/20/21	245,000	244,946,237

TOTAL AGENCY OBLIGATIONS		726,896,947

U.S. TREASURY OBLIGATIONS — (71.0%)
U.S. Treasury Bills
¥ 0.000%, 11/03/20	28,000	27,999,949
¥ 0.109%, 11/12/20	100,000	99,997,917
¥ 0.093%, 12/08/20	153,000	152,986,230
¥ 0.101%, 12/29/20	175,000	174,974,370
¥ 0.097%, 01/05/21	130,000	129,979,200
¥ 0.096%, 01/12/21	65,000	64,989,103
¥ 0.096%, 01/21/21	26,000	25,994,655
¥ 0.105%, 01/26/21	115,000	114,961,986
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.114%, FRN
(r) 0.214%, 04/30/22	265,500	265,778,167
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.139%, FRN
(r) 0.239%, 04/30/21	28,300	28,318,959
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.154%, FRN
(r) 0.254%, 01/31/22	261,500	261,888,241
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.220%, FRN
(r) 0.320%, 07/31/21	188,000	188,267,000
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.300%, FRN
(r) 0.400%, 10/31/21	253,600	254,319,628

TOTAL U.S. TREASURY OBLIGATIONS		1,790,455,405

TOTAL INVESTMENT SECURITIES
(Cost $2,516,688,948)		2,517,352,352

	Shares
TEMPORARY CASH INVESTMENTS — (0.2%)
State Street Institutional U.S. Government Money Market Fund 0.026%	5,439,722	5,439,722

TOTAL INVESTMENTS — (100.0%)
(Cost $2,522,128,670)		$2,522,792,074

DFA SHORT-TERM GOVERNMENT PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$726,896,947	—	$726,896,947
U.S. Treasury Obligations	—	1,790,455,405	—	1,790,455,405
Temporary Cash Investments	$5,439,722	—	—	5,439,722

TOTAL	$5,439,722	$2,517,352,352	—	$2,522,792,074

See accompanying Notes to Financial Statements.

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount	Value†
	(000)
AGENCY OBLIGATIONS — (26.6%)
Federal Home Loan Bank
5.375%, 08/15/24	19,950	$23,777,177
5.365%, 09/09/24	1,400	1,667,058
2.875%, 09/13/24	6,500	7,151,260
3.125%, 06/13/25	11,480	12,888,979
3.125%, 09/12/25	43,715	49,254,037
4.375%, 03/13/26	14,080	16,931,100
5.750%, 06/12/26	31,080	39,937,732
1.875%, 09/11/26	2,500	2,684,379
3.000%, 09/11/26	62,930	71,641,529
2.125%, 12/11/26	30,250	32,906,578
2.500%, 12/10/27	97,640	109,153,798
3.000%, 03/10/28	41,265	47,853,016
3.250%, 06/09/28	202,360	237,275,111
3.250%, 11/16/28	245,180	290,716,462
2.125%, 09/14/29	11,305	12,336,471
2.125%, 12/14/29	28,270	30,865,531
Tennessee Valley Authority
2.875%, 09/15/24	87,775	96,248,983
6.750%, 11/01/25	57,282	74,502,463
2.875%, 02/01/27	170,019	191,627,990
7.125%, 05/01/30	120,440	184,070,288
4.650%, 06/15/35	2,635	3,589,799

TOTAL AGENCY OBLIGATIONS		1,537,079,741

U.S. TREASURY OBLIGATIONS — (73.3%)
U.S. Treasury Bonds
6.750%, 08/15/26	80,183	108,866,944
6.500%, 11/15/26	15,000	20,343,750
6.125%, 11/15/27	20,000	27,606,250
5.250%, 11/15/28	69,132	93,722,604
5.250%, 02/15/29	10,000	13,645,313
6.125%, 08/15/29	6,278	9,154,354
6.250%, 05/15/30	99,039	148,663,556
5.375%, 02/15/31	209,250	302,685,030

	Face Amount	Value†
	(000)
U.S. Treasury Notes
2.250%, 11/15/25	88,500	$96,672,422
1.625%, 02/15/26	156,000	165,731,718
2.375%, 04/30/26	63,000	69,546,094
1.625%, 05/15/26	178,000	189,159,765
1.500%, 08/15/26	124,000	131,013,750
2.000%, 11/15/26	122,550	133,215,680
2.250%, 02/15/27	161,500	178,362,871
2.375%, 05/15/27	130,000	144,889,062
2.250%, 08/15/27	160,400	177,818,437
2.250%, 11/15/27	12,000	13,324,687
2.750%, 02/15/28	102,000	117,088,828
2.875%, 05/15/28	151,000	175,177,696
2.875%, 08/15/28	1,750	2,035,879
2.375%, 05/15/29	212,000	239,965,781
1.625%, 08/15/29	227,000	243,049,608
1.750%, 11/15/29	105,000	113,625,586
1.500%, 02/15/30	414,000	438,775,312
0.625%, 05/15/30	514,500	503,566,875
0.625%, 08/15/30	394,750	385,559,727

TOTAL U.S. TREASURY OBLIGATIONS		4,243,267,579

TOTAL INVESTMENT SECURITIES (Cost $5,409,529,774)		5,780,347,320

	Shares
TEMPORARY CASH INVESTMENTS — (0.1%)
State Street Institutional U.S. Government Money Market Fund 0.026%	8,650,354	8,650,354

TOTAL INVESTMENTS — (100.0%) (Cost $5,418,180,128) $5,788,997,674

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations.	—	$1,537,079,741	—	$1,537,079,741
U.S. Treasury Obligations.	—	4,243,267,579	—	4,243,267,579
Temporary Cash Investments	$8,650,354	—	—	8,650,354

TOTAL.	$8,650,354	$5,780,347,320	—	$5,788,997,674

See accompanying Notes to Financial Statements.

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount^		Value†
	(000)
BONDS — (84.9%) 3M Co.
1.875%, 11/15/21	EUR	2,730	$3,253,304
0.375%, 02/15/22	EUR	2,200	2,581,175
Abbott Ireland Financing DAC
0.875%, 09/27/23	EUR	23,016	27,642,457
AbbVie, Inc.
Ω 3.450%, 03/15/22		12,220	12,647,607
Ω 3.250%, 10/01/22		18,630	19,464,655
2.900%, 11/06/22		3,252	3,405,169
ABN AMRO Bank NV
0.500%, 07/17/23	EUR	17,291	20,529,567
Aetna, Inc.
2.750%, 11/15/22		2,000	2,075,323
3.500%, 11/15/24		1,236	1,351,515
Aflac, Inc.
3.625%, 06/15/23		706	764,544
African Development Bank, Floating Rate Note, 3M USD LIBOR + 0.010%, FRN
(r) 0.260%, 12/15/21		25,000	24,998,618
Agence Francaise de Developpement EPIC
0.125%, 03/31/21	EUR	10,000	11,674,569
Agence Francaise de Developpement EPIC, Floating Rate Note, 3M USD LIBOR + 0.120%, FRN
(r) 0.368%, 06/07/21		2,000	2,000,620
Airbus Finance BV
Ω 2.700%, 04/17/23		7,000	7,309,034
Albemarle Corp.
1.875%, 12/08/21	EUR	3,000	3,542,831
4.150%, 12/01/24		3,455	3,766,504
Alimentation Couche-Tard, Inc.
Ω 2.700%, 07/26/22		3,445	3,556,610
Altria Group, Inc.
1.000%, 02/15/23	EUR	17,875	21,263,383
American Express Co.
2.500%, 08/01/22		1,220	1,262,469
2.650%, 12/02/22		12,256	12,838,328
American Honda Finance Corp.
1.375%, 11/10/22	EUR	5,000	6,005,099
0.550%, 03/17/23	EUR	4,193	4,962,313

	Face Amount^		Value†
	(000)
American Honda Finance Corp., Floating Rate Note, 3M USD LIBOR + 0.210%, FRN
(r) 0.467%, 02/12/21		30,000	$30,017,008
American Honda Finance Corp., Floating Rate Note, 3M USD LIBOR + 0.350%, FRN
(r) 0.600%, 06/11/21		8,767	8,784,096
American International Group, Inc.
6.400%, 12/15/20		11,283	11,361,755
1.500%, 06/08/23	EUR	7,600	9,152,534
4.125%, 02/15/24		12,338	13,657,145
3.750%, 07/10/25		7,821	8,764,838
AmerisourceBergen Corp.
3.400%, 05/15/24		4,200	4,555,035
Anheuser-Busch InBev SA
0.800%, 04/20/23	EUR	5,000	5,968,273
Anthem, Inc.
2.500%, 11/21/20		1,360	1,361,496
3.125%, 05/15/22		2,235	2,326,779
ANZ New Zealand International, Ltd.
0.400%, 03/01/22	EUR	9,750	11,451,495
AP Moller - Maersk A.S.
1.500%, 11/24/22	EUR	540	648,827
ArcelorMittal SA
0.950%, 01/17/23	EUR	12,000	13,947,626
Arrow Electronics, Inc.
3.250%, 09/08/24		1,000	1,080,157
ASB Finance, Ltd.
0.500%, 06/10/22	EUR	2,200	2,586,331
Asian Development Bank
0.370%, 06/26/23	SEK	80,000	9,076,115
Asian Development Bank, Floating Rate Note, 1M USD LIBOR + 0.290%, FRN
(r) 0.344%, 03/19/24	GBP	9,250	11,994,659
Asian Development Bank, Floating Rate Note, 3M USD LIBOR + 0.010%, FRN
(r) 0.260%, 12/15/21		100,000	99,989,000
Asian Development Bank, Floating Rate Note, 3M USD LIBOR + 0.050%, FRN
(r) 0.287%, 03/16/21		2,000	2,000,420

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
Asian Development Bank, Floating Rate Note, SONIO/N + 0.260%, FRN
(r) 0.314%, 02/01/22	GBP	7,000	$9,079,760
Assurant, Inc.
4.000%, 03/15/23		8,305	8,814,053
4.200%, 09/27/23		6,000	6,492,408
AstraZeneca P.L.C.
2.375%, 11/16/20		23,256	23,274,837
AT&T, Inc.
2.500%, 03/15/23	EUR	15,000	18,461,684
1.950%, 09/15/23	EUR	5,200	6,384,505
Australia & New Zealand Banking Group, Ltd.
3.300%, 03/07/22	AUD	22,166	16,226,504
Australia & New Zealand Banking Group, Ltd., Floating Rate Note, 3M USD LIBOR + 0.320%, FRN
(r)Ω 0.563%, 11/09/20		4,000	4,000,216
Australia & New Zealand Banking Group, Ltd., Floating Rate Note, 3M USD LIBOR + 0.460%, FRN
(r) 0.740%, 05/17/21		12,500	12,530,453
Australia & New Zealand Banking Group, Ltd., Floating Rate Note, 3M USD LIBOR + 0.770%, FRN
(r) 0.850%, 01/18/23	AUD	3,000	2,135,288
Australia & New Zealand Banking Group, Ltd., Floating Rate Note, 3M USD LIBOR + 0.870%, FRN
(r)Ω 1.126%, 11/23/21		2,050	2,067,343
(r) 1.126%, 11/23/21		10,000	10,084,598
Australia & New Zealand Banking Group, Ltd., Floating Rate Note, BBSW 3M + 0.770%, FRN
(r) 0.860%, 08/29/24	AUD	10,000	7,149,098
Australia & New Zealand Banking Group, Ltd., Floating Rate Note, BBSW 3M + 1.130%, FRN
(r) 1.230%, 08/16/21	AUD	4,500	3,188,611

	Face Amount^		Value†
	(000)
Australia & New Zealand Banking Group, Ltd., Floating Rate Note, BBSW 3M + 1.18%, FRN
(r) 1.263%, 04/07/21	AUD	6,500	$4,590,173
Australia & New Zealand Banking Group, Ltd., Floating Rate Note, FRN
(r) 0.830%, 07/16/21	AUD	6,000	4,236,836
(r) 0.910%, 12/06/21	AUD	3,000	2,124,601
Autodesk, Inc.
3.600%, 12/15/22		1,000	1,052,491
AutoZone, Inc.
2.875%, 01/15/23		22,501	23,499,209
Avnet, Inc.
# 4.875%, 12/01/22		4,291	4,587,049
Banco Santander SA
3.848%, 04/12/23		25,400	27,151,232
Bank of America Corp.
5.700%, 01/24/22		19,171	20,423,105
3.228%, 06/22/22	CAD	4,130	3,228,920
3.300%, 01/11/23		563	597,000
Bank of Montreal
1.900%, 08/27/21		5,254	5,325,460
Bank of Montreal, Floating Rate Note, 1M USD LIBOR + 0.920%, FRN
(r) 1.010%, 10/06/22	AUD	8,500	6,046,046
Bank of Montreal, Floating Rate Note, 1M USD LIBOR + 0.990%, FRN
(r) 1.081%, 09/07/23	AUD	4,000	2,856,956
Bank of Montreal, Floating Rate Note, 3M USD LIBOR + 0.400%, FRN
#(r) 0.616%, 01/22/21		22,772	22,790,289
Bank of Montreal, Floating Rate Note, 3M USD LIBOR + 0.460%, FRN
(r) 0.684%, 04/13/21		5,000	5,010,276
Bank of Montreal, Floating Rate Note, 3M USD LIBOR + 0.790%, FRN
(r) 1.041%, 08/27/21		4,608	4,637,593
Bank of Nova Scotia
3.400%, 02/11/24		2,801	3,040,429
Bank of Nova Scotia (The)
3.270%, 01/11/21	CAD	5,000	3,774,976
2.450%, 03/22/21		37,679	38,008,460
1.900%, 12/02/21	CAD	25,000	19,059,896
# 2.700%, 03/07/22		3,305	3,412,813

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
Bank of Nova Scotia (The), Floating Rate Note, 3M USD LIBOR + 0.290%, FRN
(r) 0.520%, 01/08/21		1,898	$1,898,972
Bank of Nova Scotia (The), Floating Rate Note, 3M USD LIBOR + 0.440%, FRN
(r) 0.658%, 04/20/21		5,515	5,525,089
Barclays P.L.C.
3.200%, 08/10/21		12,000	12,249,624
1.500%, 04/01/22	EUR	1,764	2,094,422
3.650%, 03/16/25		11,000	11,914,297
BAT International Finance P.L.C.
4.875%, 02/24/21	EUR	1,487	1,757,902
3.625%, 11/09/21	EUR	1,078	1,302,426
2.375%, 01/19/23	EUR	12,041	14,756,563
0.875%, 10/13/23	EUR	3,487	4,146,216
7.250%, 03/12/24	GBP	2,443	3,813,633
Bayer Capital Corp. BV
1.250%, 11/13/23	EUR	17,005	20,613,111
Bayer U.S. Finance LLC
#Ω 3.375%, 10/08/24		1,000	1,082,183
Beam Suntory, Inc.
3.250%, 06/15/23		10,000	10,543,068
Berkshire Hathaway, Inc.
0.625%, 01/17/23	EUR	4,000	4,738,123
Biogen, Inc.
3.625%, 09/15/22		6,426	6,798,834
BMW Finance NV
0.125%, 01/12/21	EUR	2,322	2,705,978
0.500%, 11/22/22	EUR	4,200	4,967,760
0.375%, 07/10/23	EUR	3,000	3,546,092
0.625%, 10/06/23	EUR	12,085	14,403,358
BMW US Capital LLC
0.625%, 04/20/22	EUR	2,000	2,359,395
Ω 3.800%, 04/06/23		4,000	4,298,251
BMW US Capital LLC, Floating Rate Note, 3M USD LIBOR + 0.500%, FRN
(r)Ω 0.754%, 08/13/21		20,407	20,446,600
BNG Bank NV
0.050%, 07/11/23	EUR	4,000	4,735,467
BNP Paribas SA
2.875%, 10/24/22	EUR	5,000	6,183,651
1.125%, 11/22/23	EUR	15,500	18,617,503
1.000%, 06/27/24	EUR	8,000	9,588,983
Boeing Co. (The)
# 2.200%, 10/30/22		3,900	3,941,126
2.800%, 03/01/23		4,000	4,077,684

	Face Amount^		Value†
	(000)
Booking Holdings, Inc.
0.800%, 03/10/22	EUR	7,866	$9,260,089
3.650%, 03/15/25		5,000	5,489,181
4.100%, 04/13/25		6,107	6,842,901
BP Capital Markets America, Inc.
# 2.112%, 09/16/21		1,000	1,013,633
BP Capital Markets P.L.C.
2.500%, 11/06/22		2,000	2,080,692
1.109%, 02/16/23	EUR	5,000	6,009,618
1.117%, 01/25/24	EUR	7,650	9,252,788
BPCE SA
2.750%, 12/02/21		1,000	1,026,195
1.125%, 12/14/22	EUR	2,500	2,991,608
1.125%, 01/18/23	EUR	1,600	1,908,222
0.625%, 09/26/23	EUR	10,000	11,920,426
Ω 2.375%, 01/14/25		14,627	15,281,183
Bristol-Myers Squibb Co.
3.550%, 08/15/22		9,995	10,544,969
British Telecommunications P.L.C.
0.625%, 03/10/21	EUR	4,647	5,427,824
0.500%, 06/23/22	EUR	1,600	1,881,613
1.125%, 03/10/23	EUR	10,326	12,359,903
0.875%, 09/26/23	EUR	15,480	18,454,046
Broadcom Corp. / Broadcom Cayman Finance Ltd.
3.000%, 01/15/22		9,465	9,720,237
Broadcom, Inc.
4.700%, 04/15/25		32,760	37,226,282
Brown & Brown, Inc.
4.200%, 09/15/24		4,094	4,535,493
Bunge, Ltd. Finance Corp.
3.500%, 11/24/20		2,800	2,804,952
3.000%, 09/25/22		600	623,867
4.350%, 03/15/24		36,460	40,104,770
1.630%, 08/17/25		800	805,894
Caisse d’Amortissement de la Dette Sociale
0.125%, 11/25/22	EUR	20,000	23,616,308
Campbell Soup Co.
3.950%, 03/15/25		7,000	7,803,874
Canada Housing Trust No 1, Floating Rate Note, 3M CDOR - 0.050%, FRN
(r)Ω 0.455%, 03/15/24	CAD	25,000	18,834,347
Canada Housing Trust No 1, Floating Rate Note, 3M CDOR + 0.175%, FRN
(r)Ω 0.680%, 03/15/21	CAD	25,000	18,796,442
Canadian Imperial Bank of Commerce
2.040%, 03/21/22	CAD	5,000	3,832,132
0.750%, 03/22/23	EUR	24,900	29,669,566

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
0.375%, 05/03/24	EUR	2,880	$3,376,712
Canadian Imperial Bank of Commerce, Floating Rate Note, 3M USD LIBOR + 0.315%, FRN
(r) 0.529%, 02/02/21		645	645,422
Canadian Natural Resources, Ltd.
2.950%, 01/15/23		5,215	5,406,304
3.900%, 02/01/25		3,389	3,654,019
2.050%, 07/15/25		1,109	1,121,386
Capital One Financial Corp.
3.750%, 04/24/24		1,959	2,131,792
0.800%, 06/12/24	EUR	5,125	5,991,991
3.200%, 02/05/25		17,612	19,013,182
Cardinal Health, Inc.
3.079%, 06/15/24		6,000	6,452,274
Carrier Global Corp.
Ω 2.242%, 02/15/25		4,000	4,177,386
Caterpillar Financial Services Corp., Floating Rate Note, 3M USD LIBOR + 0.230%, FRN
(r) 0.480%, 03/15/21		15,503	15,516,612
Caterpillar Financial Services Corp., Floating Rate Note, 3M USD LIBOR + 0.280%, FRN
(r) 0.528%, 09/07/21		7,723	7,738,431
Caterpillar Financial Services Corp., Floating Rate Note, 3M USD LIBOR + 0.390%, FRN
(r) 0.670%, 05/17/21		3,935	3,943,103
Chevron Corp.
2.498%, 03/03/22		540	554,653
Chubb INA Holdings, Inc.
2.300%, 11/03/20		7,229	7,229,000
Church & Dwight Co., Inc.
# 2.875%, 10/01/22		7,000	7,320,958
Cigna Corp.
3.250%, 04/15/25		1,260	1,379,550
Citigroup, Inc.
0.750%, 10/26/23	EUR	26,478	31,496,296
Citigroup, Inc., Floating Rate Note, 3M USD LIBOR + 1.190%, FRN
#(r) 1.404%, 08/02/21		10,105	10,187,187
Citizens Bank NA
2.650%, 05/26/22		8,635	8,912,277
CNA Financial Corp.
3.950%, 05/15/24		11,000	12,142,820

	Face Amount^		Value†
	(000)
CNH Industrial Capital LLC
4.375%, 04/05/22		200	$209,798
1.950%, 07/02/23		4,000	4,068,817
# 4.200%, 01/15/24		2,570	2,781,644
Coca-Cola Co. (The)
3.150%, 11/15/20		1,020	1,020,972
Coca-Cola European Partners P.L.C.
2.625%, 11/06/23	EUR	4,620	5,799,892
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22		11,000	13,028,689
Comerica, Inc.
# 3.700%, 07/31/23		3,000	3,236,972
Commonwealth Bank of Australia
2.400%, 11/02/20		10,000	10,000,000
2.900%, 07/12/21	AUD	8,610	6,166,430
3.250%, 01/17/22	AUD	18,780	13,684,366
Ω 2.750%, 03/10/22		11,500	11,880,095
3.250%, 03/31/22	AUD	3,200	2,345,504
Conagra Brands, Inc.
4.300%, 05/01/24		1,409	1,572,720
Constellation Brands, Inc.
2.700%, 05/09/22		4,935	5,084,586
3.200%, 02/15/23		5,191	5,475,369
Cooperatieve Rabobank UA
2.500%, 01/19/21		8,935	8,977,385
0.125%, 10/11/21	EUR	2,750	3,219,218
2.750%, 01/10/22		4,928	5,071,675
4.000%, 01/11/22	EUR	2,500	3,064,229
3.875%, 02/08/22		15,799	16,508,429
4.750%, 06/06/22	EUR	3,000	3,776,471
0.500%, 12/06/22	EUR	3,496	4,139,165
Cox Communications, Inc.
Ω 3.250%, 12/15/22		770	810,827
Ω 3.850%, 02/01/25		2,000	2,205,771
CPPIB Capital, Inc.
2.375%, 01/29/21		35,700	35,881,713
Credit Agricole SA
0.750%, 12/05/23	EUR	2,000	2,396,859
Credit Suisse Group Funding Guernsey, Ltd.
1.250%, 04/14/22	EUR	10,220	12,133,232
3.750%, 03/26/25		7,157	7,918,441
CVS Health Corp.
2.750%, 12/01/22		2,120	2,207,404
3.875%, 07/20/25		1,000	1,122,535
CVS Health Corp., Floating Rate Note, 3M USD LIBOR + 0.720%, FRN
(r) 0.962%, 03/09/21		2,185	2,189,320

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount^		Value†
		(000)
Daimler AG
	0.875%, 01/12/21	EUR	1,500	$1,750,871
	1.400%, 01/12/24	EUR	1,355	1,645,382
Daimler Finance North America LLC
Ω	2.875%,03/10/21		318	320,720
Ω	2.850%,01/06/22		3,000	3,073,599
Ω	2.700%,06/14/24		3,000	3,174,156
Ω	3.300%,05/19/25		200	218,093
Daimler Finance North America LLC, Floating Rate Note, 3M USD LIBOR + 0.670%, FRN
(r)	0.919%,11/05/21		13,000	13,029,464
Daimler International Finance BV
	0.200%, 09/13/21	EUR	6,893	8,062,854
	0.625%, 02/27/23	EUR	8,000	9,473,133
	2.000%, 09/04/23	GBP	2,000	2,669,807
Daiwa Securities Group, Inc.
Ω	3.129%,04/19/22		11,000	11,355,780
Danone SA
Ω	2.077%,11/02/21		5,000	5,065,558
Danske Bank A.S.
	0.875%, 05/22/23	EUR	3,000	3,545,835
Deutsche Bahn Finance GMBH
	3.750%, 06/01/21	EUR	1,645	1,961,734
	4.375%, 09/23/21	EUR	175	212,345
Deutsche Bank AG
	3.125%, 01/13/21		1,500	1,506,342
	3.150%, 01/22/21		8,800	8,842,856
Dexia Credit Local SA
	2.000%, 01/22/21	EUR	2,400	2,810,651
	0.200%, 03/16/21	EUR	6,000	7,005,915
	0.625%, 01/21/22	EUR	750	885,861
	0.250%, 06/02/22	EUR	8,000	9,432,454
	0.750%, 01/25/23	EUR	1,200	1,436,075
Discovery Communications LLC
	3.450%, 03/15/25		1,200	1,309,663
Dollar General Corp.
	3.250%, 04/15/23		8,009	8,491,457
Dollar Tree, Inc.
	3.700%, 05/15/23		6,702	7,186,354
Dominion Energy Gas Holdings LLC
	2.800%, 11/15/20		5,000	5,003,603
Dominion Energy Gas Holdings LLC, Floating Rate Note, 3M USD LIBOR + 0.600%, FRN
(r)	0.850%,06/15/21		18,669	18,726,949

		Face Amount^		Value†
		(000)
	Dow Chemical Co. (The)
	3.500%, 10/01/24		595	$649,761
	DTE Energy Co.
	2.600%, 06/15/22		3,418	3,531,059
	DuPont de Nemours, Inc.
#	2.169%, 05/01/23		46,250	46,752,288
	DXC Technology Co.
	4.450%, 09/18/22		1,250	1,308,942
	4.000%, 04/15/23		5,000	5,295,213
	4.250%, 04/15/24		2,000	2,152,261
	4.125%, 04/15/25		24,250	26,108,061
	E*TRADE Financial Corp.
	2.950%, 08/24/22		4,060	4,225,507
	Eaton Corp.
	2.750%, 11/02/22		1,285	1,344,688
	eBay, Inc.
	3.800%, 03/09/22		1,636	1,705,280
	Edison International
#	2.400%, 09/15/22		2,600	2,639,215
	2.950%, 03/15/23		2,000	2,062,730
#	4.950%, 04/15/25		33,300	36,826,399
	Electricite de France SA
	2.750%, 03/10/23	EUR	11,700	14,553,683
	Electronic Arts, Inc.
	3.700%, 03/01/21		11,879	11,976,047
	Enbridge, Inc.
	2.900%, 07/15/22		18,189	18,842,095
	3.190%, 12/05/22	CAD	5,000	3,913,233
	2.500%, 01/15/25		6,000	6,259,449
	Enel Finance International N.V.
Ω	4.250%, 09/14/23		2,000	2,187,450
	Enel Finance International NV
Ω	2.875%, 05/25/22		2,200	2,268,959
	5.000%, 09/14/22	EUR	2,000	2,557,581
	Energy Transfer Operating L.P.
	3.600%, 02/01/23		1,500	1,545,486
	Eni SpA
	1.750%, 01/18/24	EUR	4,406	5,441,029
	Enterprise Products Operating LLC
	3.350%, 03/15/23		3,960	4,193,292
	Equifax, Inc.
	3.950%, 06/15/23		10,000	10,802,846
	Equinor ASA
	2.900%, 11/08/20		5,259	5,260,913
	ERAC USA Finance LLC
Ω	3.850%, 11/15/24		15,000	16,467,859
	Erste Abwicklungsanstalt
	2.000%, 11/16/20		2,200	2,201,408
	0.000%, 02/25/21	EUR	16,000	18,664,216

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount^		Value†
		(000)
	EUROFIMA, Floating Rate Note, 3M USD LIBOR + 0.100%, FRN
(r)	0.350%, 03/11/22		18,458	$18,447,479
	European Bank for Reconstruction & Development, Floating Rate Note, SOFR + 0.260%, FRN
(r)	0.348%, 03/13/23		1,450	1,450,000
	European Investment Bank
	5.000%, 12/01/20	SEK	24,630	2,778,575
	0.500%, 07/19/22	SEK	40,000	4,533,399
	European Investment Bank, Floating Rate Note, SOFR + 0.250%, FRN
(r)	0.342%, 01/30/23		32,000	31,985,487
	European Investment Bank, Floating Rate Note, SOFR + 0.280%, FRN
(r)	0.368%, 03/05/24		102,750	102,680,854
(r)Ω	0.368%, 03/05/24		25,000	24,983,176
	European Investment Bank, Floating Rate Note, SONIO/N + 0.350%, FRN
(r)	0.404%, 06/29/23	GBP	1,653	2,150,643
	European Stability Mechanism
	0.100%, 07/31/23	EUR	7,000	8,319,498
	Eversource Energy
	2.500%, 03/15/21		5,500	5,533,303
	Exelon Corp.
	2.450%, 04/15/21		447	450,201
	3.950%, 06/15/25		3,300	3,712,716
	Exelon Generation Co. LLC
	3.400%, 03/15/22		1,600	1,656,346
#	3.250%, 06/01/25		14,000	15,227,548
	FedEx Corp.
	0.700%, 05/13/22	EUR	4,060	4,790,186
	1.000%, 01/11/23	EUR	21,955	26,102,462
	Fidelity & Guaranty Life Holdings, Inc.
Ω	5.500%, 05/01/25		27,262	31,223,986
	FirstEnergy Corp.
	2.050%, 03/01/25		4,000	3,992,018
	Flex, Ltd.
	4.750%, 06/15/25		2,050	2,304,970
	GATX Corp.
	4.750%, 06/15/22		12,125	12,882,991
	GE Capital Funding LLC
Ω	3.450%, 05/15/25		7,003	7,483,106

		Face Amount^		Value†
		(000)
GE Capital International Funding Co., Unlimited Co.
	2.342%, 11/15/20		14,874	$14,883,817
General Dynamics Corp., Floating Rate Note, 3M USD LIBOR + 0.38%, FRN
(r)	0.633%, 05/11/21		15,000	15,028,649
General Electric Co.
	0.375%, 05/17/22	EUR	1,500	1,754,557
	3.375%, 03/11/24		731	786,735
General Mills, Inc.
	1.000%, 04/27/23	EUR	5,922	7,073,622
General Motors Co.
	6.125%, 10/01/25		3,000	3,515,729
General Motors Financial Co., Inc.
	3.200%, 07/06/21		7,234	7,331,654
	3.450%, 01/14/22		12,773	13,109,058
	3.250%, 01/05/23		1,300	1,347,728
	2.750%, 06/20/25		19,100	19,713,541
Gilead Sciences, Inc.
	4.500%, 04/01/21		1,198	1,206,097
GlaxoSmithKline Capital, Inc.
	2.800%, 03/18/23		5,700	6,005,547
Glencore Funding LLC
Ω	4.625%, 04/29/24		16,455	18,049,627
Ω	1.625%, 09/01/25		5,000	4,969,223
Glencore Funding, LLC
Ω	4.125%, 03/12/24		2,145	2,318,784
Global Payments, Inc.
	3.800%, 04/01/21		1,531	1,548,690
	3.750%, 06/01/23		1,000	1,069,902
	2.650%, 02/15/25		10,500	11,109,252
Goldman Sachs Group, Inc. (The)
	5.250%, 07/27/21		400	414,330
	2.500%, 10/18/21	EUR	9,411	11,254,702
	5.750%, 01/24/22		5,000	5,322,381
	3.250%, 02/01/23	EUR	12,360	15,465,550
	3.500%, 01/23/25		10,000	10,924,731
Halliburton Co.
#	3.500%, 08/01/23		2,800	2,954,482
Harley-Davidson Financial Services, Inc.
Ω	3.550%, 05/21/21		3,000	3,042,497
Ω	2.550%, 06/09/22		11,012	11,226,107
#Ω	3.350%, 02/15/23		500	518,653
Hewlett Packard Enterprise Co.
	4.450%, 10/02/23		20,200	22,313,344
	4.650%, 10/01/24		19,768	22,311,226
#	4.900%, 10/15/25		2,000	2,299,056
HP, Inc.
	2.200%, 06/17/25		19,000	19,887,238

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount^		Value†
		(000)
	HSBC Holdings P.L.C.
	4.000%, 03/30/22		2,450	$2,573,662
	HSBC Holdings P.L.C., Floating Rate Note, 3M USD LIBOR + 1.660%, FRN
(r)	1.910%, 05/25/21		34,826	35,116,727
	Humana, Inc.
	3.850%, 10/01/24		17,000	18,766,615
	Iberdrola International BV
	1.750%, 09/17/23	EUR	3,000	3,688,787
	IBM Credit LLC, Floating Rate Note, 3M USD LIBOR + 0.160%, FRN
(r)	0.409%, 02/05/21		14,000	14,004,508
	IBM Credit LLC, Floating Rate Note, 3M USD LIBOR + 0.260%, FRN
(r)	0.478%, 01/20/21		26,000	26,013,965
	IBM Credit LLC, Floating Rate Note, 3M USD LIBOR + 0.47%, FRN
	(r) 0.726%, 11/30/20		6,536	6,538,103
	ING Bank NV
Ω	2.750%, 03/22/21		6,000	6,058,335
	ING Bank NV, Floating Rate Note, 3M EURIBOR + 0.420%, FRN
(r)	0.000%, 11/26/21	EUR	15,400	18,021,523
	ING Groep NV
	1.000%, 09/20/23	EUR	4,200	5,036,907
	Integrys Holding, Inc.
	4.170%, 11/01/20		1,000	1,000,000
	Inter-American Development Bank, Floating Rate Note, 3M USD LIBOR - 0.020%, FRN
(r)	0.195%, 10/25/21		15,000	14,992,800
	International Bank for Reconstruction & Development
	2.600%, 09/20/22	AUD	6,000	4,406,663
	International Bank for Reconstruction & Development, Floating Rate Note, 1M USD LIBOR + 0.270%, FRN
(r)	0.325%, 05/15/24	GBP	4,182	5,424,876

		Face Amount^		Value†
		(000)
	International Bank for Reconstruction & Development, Floating Rate Note, SOFR + 0.310%, FRN
(r)	0.398%, 09/18/25		50,000	$50,073,481
	International Bank for Reconstruction & Development, Floating Rate Note, SOFR + 0.390%, FRN
(r)	0.478%, 06/17/24		14,551	14,540,396
	International Business Machines Corp.
	1.875%, 11/06/20	EUR	3,938	4,587,218
	1.250%, 05/26/23	EUR	4,000	4,839,307
	Interpublic Group of Cos., Inc. (The)
	4.200%, 04/15/24		2,000	2,210,447
	Intesa Sanpaolo SpA
	0.875%, 06/27/22	EUR	3,000	3,542,279
Ω	3.125%, 07/14/22		1,025	1,055,349
	Ireland Government Bond
	3.400%, 03/18/24	EUR	15,000	19,878,341
	Japan Bank for International Cooperation
	1.750%, 10/17/24		1,000	1,046,975
	JM Smucker Co. (The)
	3.500%, 03/15/25		1,000	1,116,914
	Johnson Controls International P.L.C.
	1.000%, 09/15/23	EUR	15,011	18,040,885
	JPMorgan Chase & Co.
	2.625%, 04/23/21	EUR	3,000	3,543,669
	0.625%, 01/25/24	EUR	14,800	17,534,501
	Kellogg Co.
	0.800%, 11/17/22	EUR	8,770	10,411,346
	Keurig Dr Pepper, Inc.
	3.200%, 11/15/21		5,000	5,106,980
	2.700%, 11/15/22		2,000	2,075,510
	KeyCorp
	5.100%, 03/24/21		8,008	8,157,750
	Kinder Morgan, Inc.
	4.300%, 06/01/25		9,000	10,103,850
	Kinross Gold Corp.
	5.950%, 03/15/24		3,715	4,214,267
	Kommunalbanken A.S., Floating Rate Note, 3M USD LIBOR + 0.040%, FRN
(r)	0.277%, 04/15/21		3,000	3,000,436

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount^		Value†
		(000)
	Kommunalbanken A.S., Floating Rate Note, 3M USD LIBOR + 0.130%, FRN
(r)	0.378%, 09/08/21		10,000	$10,005,280
	Kommunekredit
	0.000%, 09/08/22	EUR	1,750	2,058,637
	Kommuninvest I Sverige AB
	2.500%, 12/01/20	SEK	20,000	2,252,161
	0.250%, 06/01/22	SEK	839,890	94,851,741
	0.750%, 02/22/23	SEK	97,500	11,143,903
	1.000%, 11/13/23	SEK	312,190	36,094,482
	Kroger Co. (The)
	2.950%, 11/01/21		786	804,359
	3.400%, 04/15/22		10,000	10,369,705
	Kuntarahoitus Oyj, Floating Rate Note, 3M USD LIBOR + 0.050%, FRN
(r)	0.330%, 02/17/21		29,000	29,004,805
	Landeskreditbank Baden-Wuerttemberg Foerderbank, Floating Rate Note, 3M USD LIBOR + 0.120%, FRN
(r)	0.353%, 09/27/21		1,000	1,000,648
	Las Vegas Sands Corp.
	3.200%, 08/08/24		2,000	2,022,820
	Lazard Group LLC
	3.750%, 02/13/25		2,000	2,170,434
	LeasePlan Corp. NV
Ω	2.875%, 10/24/24		15,100	15,590,320
	Liberty Mutual Group, Inc.
Ω	5.000%, 06/01/21		2,500	2,566,336
Ω	4.950%, 05/01/22		1,200	1,277,698
	Linde, Inc.
	1.200%, 02/12/24	EUR	1,580	1,926,947
	Lloyds Banking Group P.L.C.
	3.100%, 07/06/21		10,250	10,440,377
	3.000%, 01/11/22		27,304	28,059,502
	LyondellBasell Industries NV
	5.750%, 04/15/24		8,855	10,105,415
	Manufacturers & Traders Trust Co.
	2.500%, 05/18/22		1,780	1,837,204
	Marathon Petroleum Corp.
	4.500%, 05/01/23		24,288	26,105,932
	4.700%, 05/01/25		10,096	11,205,733
	Marsh & McLennan Cos., Inc.
	2.750%, 01/30/22		4,650	4,780,633
	3.500%, 06/03/24		2,165	2,360,914
	Mastercard, Inc.
	1.100%, 12/01/22	EUR	15,162	18,124,042
	McDonald’s Corp.
	1.000%, 11/15/23	EUR	12,500	15,086,586

		Face Amount^		Value†
		(000)
	0.625%, 01/29/24	EUR	5,000	$5,965,804
	Medtronic Global Holdings SCA
	0.000%, 12/02/22	EUR	3,438	4,020,788
	Micron Technology, Inc.
	2.497%, 04/24/23		3,000	3,121,180
	Mitsubishi UFJ Financial Group, Inc.
	2.950%, 03/01/21		1,002	1,010,773
	2.190%, 09/13/21		1,300	1,319,804
	2.998%, 02/22/22		2,500	2,582,443
	0.680%, 01/26/23	EUR	15,142	17,911,721
	0.980%, 10/09/23	EUR	5,004	5,993,596
	2.193%, 02/25/25		3,000	3,144,764
	Mitsubishi UFJ Financial Group, Inc., Floating Rate Note, 3M USD LIBOR + 0.650%, FRN
(r)	0.865%, 07/26/21		6,254	6,279,491
	Mitsubishi UFJ Financial Group, Inc., Floating Rate Note, 3M USD LIBOR + 1.060%, FRN
(r)	1.309%,09/13/21		9,092	9,166,664
	Mizuho Financial Group, Inc.
Ω	2.632%,04/12/21		5,000	5,051,300
	2.953%, 02/28/22		600	619,902
	Mizuho Financial Group, Inc., Floating Rate Note, 3M USD LIBOR + 1.140%, FRN
(r)	1.389%,09/13/21		22,001	22,195,086
	Molson Coors Beverage Co.
	1.250%, 07/15/24	EUR	2,000	2,364,119
	Molson Coors Brewing Co.
#	2.100%, 07/15/21		3,000	3,031,110
	Mondelez International Holdings Netherlands BV
#Ω	2.000%,10/28/21		13,012	13,200,069
	Mondelez International, Inc.
	2.375%, 01/26/21	EUR	700	820,253
	Morgan Stanley
	2.375%, 03/31/21	EUR	7,000	8,244,250
	3.125%, 08/05/21	CAD	5,000	3,825,715
	1.000%, 12/02/22	EUR	600	714,862
	1.875%, 03/30/23	EUR	5,000	6,088,674
	1.750%, 03/11/24	EUR	18,985	23,322,557
	Morgan Stanley, Floating Rate Note, 3M USD LIBOR + 1.400%, FRN
(r)	1.609%, 04/21/21		15,237	15,330,948
	MPLX L.P.
	4.500%, 07/15/23		275	296,905
#	4.875%,12/01/24		6,290	$7,043,618

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount^		Value†
		(000)
MPLX LP
#	4.000%, 02/15/25		1,000	1,086,273
Mylan N.V.
	3.150%, 06/15/21		1,500	1,521,723
Mylan NV
	3.750%, 12/15/20		781	781,911
Mylan, Inc.
Ω	3.125%, 01/15/23		5,125	5,383,008
	4.200%, 11/29/23		663	725,971
National Australia Bank, Ltd.
	3.000%, 05/12/21	AUD	6,000	4,280,084
#	1.875%, 07/12/21		2,500	2,529,278
	2.800%, 01/10/22		17,631	18,140,225
	2.500%, 05/22/22		35,800	37,033,488
	0.350%, 09/07/22	EUR	7,800	9,183,879
National Australia Bank, Ltd., Floating Rate Note, BBSW 3M + 0.770%, FRN
(r)	0.830%, 01/21/25	AUD	3,000	2,145,721
National Australia Bank, Ltd., Floating Rate Note, BBSW 3M + 0.920%, FRN
(r)	1.010%, 06/19/24	AUD	1,000	718,377
National Australia Bank, Ltd., Floating Rate Note, BBSW 3M + 1.170%, FRN
(r)	1.270%, 05/12/21	AUD	4,000	2,827,257
National Bank of Canada
	2.100%, 02/01/23		1,120	1,157,716
National Bank of Canada, Floating Rate Note, 3M USD LIBOR + 0.400%, FRN
(r)Ω	0.627%, 03/21/21		14,390	14,407,830
National Grid North America, Inc.
	0.750%, 08/08/23	EUR	25,400	30,263,329
National Rural Utilities Cooperative Finance Corp., Floating Rate Note, 3M USD LIBOR + 0.375%, FRN
(r)	0.595%, 06/30/21		2,500	2,505,925
Natwest Group P.L.C.
	2.500%, 03/22/23	EUR	5,000	6,127,573
Natwest Markets P.L.C.
Ω	3.625%, 09/29/22		200	210,514

		Face Amount^		Value†
		(000)
	Nederlandse Waterschapsbank NV, Floating Rate Note, 3M USD LIBOR + 0.010%, FRN
(r)	0.253%, 11/10/20		37,123	$37,123,748
	Nederlandse Waterschapsbank NV, Floating Rate Note, 3M USD LIBOR + 0.070%, FRN
(r)Ω	0.320%, 12/15/21		125,000	125,069,124
	Nestle Holdings, Inc.
	1.875%, 03/09/21		8,000	8,033,696
	NetApp, Inc.
	1.875%, 06/22/25		5,000	5,163,116
	Newmont Corp.
	3.625%, 06/09/21		4,927	4,994,654
	Noble Energy, Inc.
#	3.900%, 11/15/24		6,000	6,629,091
	Nomura Holdings, Inc.
	2.648%, 01/16/25		11,228	11,834,459
	1.851%, 07/16/25		13,000	13,240,140
	Nordea Bank AB
	1.000%, 02/22/23	EUR	3,000	3,595,554
	Norfolk Southern Corp.
	3.000%, 04/01/22		1,352	1,393,559
	Northrop Grumman Corp.
	2.550%, 10/15/22		4,000	4,159,188
	NRW Bank
	0.125%, 01/18/21	EUR	14,500	16,909,751
	0.125%, 07/07/23	EUR	4,000	4,743,909
	NRW Bank, Floating Rate Note, FRN
(r)	0.316%, 12/17/21		10,000	10,003,400
	NRW. Bank, Floating Rate Note, 3M USD LIBOR + 0.040%, FRN
(r)	0.283%, 02/08/21		22,200	22,200,444
	Nutrien, Ltd.
	3.625%, 03/15/24		4,350	4,727,627
	Omnicom Group, Inc. / Omnicom Capital, Inc.
	3.625%, 05/01/22		3,795	3,969,578
	3.650%, 11/01/24		4,000	4,388,604
	ONEOK Partners L.P.
	5.000%, 09/15/23		3,688	3,975,541
	OP Corporate Bank P.L.C.
	0.375%, 10/11/22	EUR	325	383,059
	Oracle Corp.
	1.900%, 09/15/21		51,207	51,841,732
#	2.500%,05/15/22		1,329	1,368,204
	3.400%,07/08/24		5,000	5,465,258

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount^		Value†
		(000)
Penske Truck Leasing Canada, Inc.
	2.850%, 12/07/22	CAD	2,000	$1,551,873
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
Ω	3.375%, 02/01/22		15,000	15,462,758
Ω	4.250%, 01/17/23		9,025	9,711,107
Ω	4.125%, 08/01/23		2,707	2,937,865
Pernod Ricard SA
Ω	5.750%, 04/07/21		320	327,153
Ω	4.450%, 01/15/22		18,077	18,921,877
Perrigo Finance Unlimited Co.
#	3.900%, 12/15/24		2,000	2,156,264
Pfizer, Inc.
	0.250%, 03/06/22	EUR	14,700	17,241,397
Philip Morris International, Inc.
	2.875%, 05/30/24	EUR	5,000	6,438,214
Phillips 66
	3.850%, 04/09/25		5,000	5,500,916
Phillips 66 Partners L.P.
#	2.450%, 12/15/24		11,084	11,480,609
	3.605%, 02/15/25		4,667	4,943,393
PPL Capital Funding, Inc.
	3.400%, 06/01/23		3,000	3,183,357
Procter & Gamble Co. (The)
	2.000%, 11/05/21	EUR	550	655,340
Province of Ontario Canada
	3.150%, 06/02/22	CAD	15,300	12,002,283
Province of Ontario Canada, Floating Rate Note, 3M CDOR + 0.050%, FRN
(r)	0.561%, 08/21/23	CAD	15,000	11,344,517
Province of Quebec Canada, Floating Rate Note, 3M CDOR + 0.405%, FRN
(r)	0.905%, 10/13/24	CAD	30,000	22,994,596
Province of Quebec Canada, Floating Rate Note, 3M CDOR + 0.545%, FRN
(r)	1.043%, 10/19/23	CAD	15,000	11,499,662
Prudential Financial, Inc.
	4.500%, 11/15/20		3,801	3,806,379
	3.500%, 05/15/24		12,500	13,697,771
Republic of Italy Government International Bond
	6.875%, 09/27/23		14,450	16,822,401
	2.375%, 10/17/24		23,379	24,440,786
Republic Services, Inc.
	3.550%, 06/01/22		2,000	2,081,336
Reynolds American, Inc.
	4.450%, 06/12/25		8,000	9,036,306

		Face Amount^		Value†
		(000)
Ross Stores, Inc.
	4.600%, 04/15/25		7,200	$8,312,466
Royal Bank of Canada
	1.968%, 03/02/22	CAD	10,000	7,650,379
Royal Bank of Canada, Floating Rate Note, 3M USD LIBOR + 0.350%, FRN
(r)	0.580%, 07/08/21		3,050	3,056,510
Royalty Pharma P.L.C.
Ω	1.200%, 09/02/25		4,500	4,476,873
Ryder System, Inc.
	2.875%, 06/01/22		2,367	2,447,767
	2.500%, 09/01/22		15,225	15,741,251
	3.400%, 03/01/23		18,180	19,222,310
	3.875%, 12/01/23		290	315,607
	2.500%, 09/01/24		6,000	6,333,335
Sanofi
	0.000%, 03/21/22	EUR	1,500	1,754,882
	0.500%, 03/21/23	EUR	8,000	9,494,339
Santander Holdings USA, Inc.
	3.400%, 01/18/23		18,560	19,484,845
Santander UK Group Holdings P.L.C.
	3.125%, 01/08/21		15,000	15,071,054
	2.875%, 08/05/21		1,000	1,017,902
Sempra Energy, Floating Rate Note, 3M USD LIBOR + 0.450%, FRN
(r)	0.700%, 03/15/21		700	700,857
Shell International Finance BV
	2.250%, 11/10/20		12,956	12,960,821
	1.625%, 03/24/21	EUR	2,500	2,934,132
	1.875%, 05/10/21		17,301	17,438,228
#	1.750%, 09/12/21		4,897	4,960,163
	1.000%, 04/06/22	EUR	1,000	1,186,371
Sherwin-Williams Co. (The)
	2.750%, 06/01/22		341	352,131
Siemens Financieringsmaatschappij NV
Ω	1.700%, 09/15/21		3,020	3,059,442
Simon Property Group L.P.
	3.500%, 09/01/25		15,000	16,417,099
Skandinaviska Enskilda Banken AB
	1.250%, 08/05/22	GBP	2,000	2,626,785
Sky, Ltd.
	1.875%, 11/24/23	EUR	12,700	15,711,237
Societe Generale SA
Ω	2.500%, 04/08/21		4,200	4,237,540
#Ω	3.250%, 01/12/22		2,000	2,056,444

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount^		Value†
		(000)
	0.500%, 01/13/23	EUR	5,000	$5,867,414
Ω	4.250%, 09/14/23		500	542,675
#Ω	2.625%, 10/16/24		2,000	2,079,975
	Southern Power Co.
	1.000%, 06/20/22	EUR	17,310	20,513,741
	Southwest Airlines Co.
	4.750%, 05/04/23		5,185	5,553,938
	Spain Government Bond
	5.400%, 01/31/23	EUR	17,000	22,461,628
	4.800%, 01/31/24	EUR	3,500	4,781,177
	Spectra Energy Partners L.P.
	3.500%, 03/15/25		5,000	5,422,223
	Standard Chartered P.L.C
	1.625%, 06/13/21	EUR	2,400	2,826,656
	Starbucks Corp.
	2.100%, 02/04/21		1,770	1,774,954
	State of North Rhine-Westphalia Germany
	0.200%, 04/17/23	EUR	9,000	10,688,427
	State of North Rhine-Westphalia Germany, Floating Rate Note, SONIO/N + 0.380%, FRN
(r)	0.434%, 10/15/24	GBP	4,000	5,189,326
	Stryker Corp.
	2.625%, 03/15/21		6,121	6,159,825
	1.125%, 11/30/23	EUR	7,278	8,801,645
	Sumitomo Mitsui Financial Group, Inc.
	2.934%, 03/09/21		4,000	4,036,920
	2.058%, 07/14/21		5,000	5,061,364
	2.784%, 07/12/22		1,150	1,194,906
	0.819%, 07/23/23	EUR	8,946	10,654,386
	Sumitomo Mitsui Financial Group, Inc., Floating Rate Note, 3M USD LIBOR + 1.140%, FRN
(r)	1.358%, 10/19/21		705	711,791
	Sumitomo Mitsui Financial Group, Inc., Floating Rate Note, 3M USD LIBOR + 1.680%, FRN
(r)	1.922%, 03/09/21		11,647	11,710,066
	Suncor Energy, Inc.
	3.100%, 05/15/25		18,000	19,220,640
	Sunoco Logistics Partners Operations L.P.
	3.450%, 01/15/23		5,260	5,383,961

	Face Amount^		Value†
	(000)
Svensk Exportkredit AB, Floating Rate Note, 3M USD LIBOR + 0.050%, FRN
(r) 0.299%, 12/14/20		22,250	$22,252,717
Svensk Exportkredit AB, Floating Rate Note, 3M USD LIBOR + 0.120%, FRN
(r) 0.369%, 12/13/21		29,000	29,029,336
Svenska Handelsbanken AB
0.250%, 02/28/22	EUR	13,000	15,264,754
2.625%, 08/23/22	EUR	3,000	3,681,596
Svenska Handelsbanken AB, Floating Rate Note, 3M USD LIBOR + 0.047%, FRN
(r) 0.726%, 05/24/21		6,625	6,642,383
Swedbank AB
0.300%, 09/06/22	EUR	12,020	14,126,122
0.250%, 11/07/22	EUR	1,200	1,409,773
0.400%, 08/29/23	EUR	250	295,312
Sysco Corp.
3.550%, 03/15/25		16,102	17,615,844
5.650%, 04/01/25		10,000	11,787,531
Takeda Pharmaceutical Co., Ltd.
1.125%, 11/21/22	EUR	2,350	2,802,504
Telefonica Emisiones SA
3.961%, 03/26/21	EUR	1,100	1,302,251
3.987%, 01/23/23	EUR	7,800	9,934,044
1.069%, 02/05/24	EUR	1,300	1,569,287
Temasek Financial I, Ltd.
0.500%, 03/01/22	EUR	3,180	3,730,438
Toronto-Dominion Bank (The)
0.625%, 03/08/21	EUR	3,000	3,506,738
1.994%, 03/23/22	CAD	15,000	11,490,205
Toronto-Dominion Bank (The), Floating Rate Note, 3M USD LIBOR + 0.430%, FRN
(r) 0.680%, 06/11/21		15,246	15,285,103
Toronto-Dominion Bank (The), Floating Rate Note, 3M USD LIBOR + 1.000%, FRN
(r) 1.220%, 04/07/21		6,116	6,142,463
Total Capital International SA
2.750%, 06/19/21		2,000	2,030,779
# 2.875%, 02/17/22		1,416	1,462,194
0.250%, 07/12/23	EUR	500	590,582
Total Capital SA
4.125%, 01/28/21		10,000	10,089,143

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount^		Value†
		(000)
	Toyota Credit Canada, Inc.
	2.020%, 02/28/22	CAD	10,000	$7,643,324
	2.350%, 07/18/22	CAD	10,000	7,711,627
	Toyota Finance Australia, Ltd.
	0.000%, 04/09/21	EUR	500	583,224
	Toyota Motor Credit Corp.
	1.900%, 04/08/21		28,176	28,374,641
	2.600%, 01/11/22		5,277	5,416,599
	0.750%, 07/21/22	EUR	6,700	7,932,969
	2.375%, 02/01/23	EUR	2,000	2,463,677
	Toyota Motor Credit Corp., Floating Rate Note, 3M USD LIBOR + 0.540%, FRN
(r)	0.770%, 01/08/21		1,300	1,301,260
	Toyota Motor Finance Netherlands BV
	0.250%, 01/10/22	EUR	3,000	3,514,250
	TransCanada PipeLines, Ltd.
	2.500%, 08/01/22		300	309,370
	Truist Financial Corp.
	2.900%, 03/03/21		7,565	7,616,033
	2.050%, 05/10/21		1,292	1,302,098
	Tyson Foods, Inc.
	4.500%, 06/15/22		750	791,075
	UBS Group AG
	1.750%, 11/16/22	EUR	9,052	10,945,027
	2.125%, 03/04/24	EUR	5,000	6,219,872
	UBS Group AG, Floating Rate Note, 3M USD LIBOR + 1.780%, FRN
(r)	2.004%, 04/14/21		3,900	3,928,993
	UNEDIC ASSEO
	0.000%, 11/25/20	EUR	1,600	1,863,720
	0.875%, 10/25/22	EUR	27,300	32,654,237
	UniCredit SpA
Ω	7.830%, 12/04/23		2,500	2,928,862
	United Parcel Service, Inc.
	0.375%, 11/15/23	EUR	2,000	2,368,239
#	3.900%, 04/01/25		10,947	12,419,835
	UnitedHealth Group, Inc.
	4.700%, 02/15/21		925	927,849
	2.375%, 10/15/22		6,225	6,468,146
	Unum Group
	4.500%, 03/15/25		1,000	1,111,972
	Valero Energy Corp.
	2.700%, 04/15/23		2,000	2,057,799
#	3.650%, 03/15/25		2,000	2,126,341
	2.850%, 04/15/25		26,400	27,039,379
	Ventas Realty L.P.
	3.100%, 01/15/23		3,200	3,356,274
#	3.500%, 04/15/24		1,000	1,079,045
	2.650%, 01/15/25		2,000	2,110,477

		Face Amount^		Value†
		(000)
	Verizon Communications, Inc.
	1.625%, 03/01/24	EUR	5,000	$6,177,805
	3.376%, 02/15/25		5,000	5,548,821
	VF Corp.
	2.050%, 04/23/22		6,900	7,060,455
	ViacomCBS, Inc.
	4.750%, 05/15/25		33,200	38,100,401
	VMware, Inc.
	2.950%, 08/21/22		2,000	2,076,374
	Vodafone Group P.L.C.
	1.750%, 08/25/23	EUR	5,600	6,862,491
	0.500%, 01/30/24	EUR	2,304	2,730,312
	Volkswagen Bank GMBH
	1.250%, 06/10/24	EUR	6,900	8,290,444
	Volkswagen Financial Services AG
	0.875%, 04/12/23	EUR	5,000	5,926,869
	1.375%, 10/16/23	EUR	12,000	14,430,825
	Volkswagen Group of America Finance LLC
Ω	4.000%, 11/12/21		3,850	3,984,899
Ω	2.850%, 09/26/24		1,000	1,063,493
	Volkswagen International Finance NV
	0.875%, 01/16/23	EUR	4,200	4,981,740
	Volkswagen Leasing GmbH
	2.125%, 04/04/22	EUR	2,496	2,997,809
	1.375%, 01/20/25	EUR	3,000	3,637,901
	Walgreen Co.
	3.100%, 09/15/22		4,127	4,330,289
	Walgreens Boots Alliance, Inc.
	3.300%, 11/18/21		4,000	4,100,339
	3.800%, 11/18/24		1,907	2,104,679
	Wells Fargo & Co.
	2.550%, 12/07/20		6,690	6,704,986
	1.500%, 09/12/22	EUR	2,700	3,231,018
	2.250%, 05/02/23	EUR	5,700	6,997,516
	3.000%, 02/19/25		2,800	3,022,295
	Wells Fargo & Co., Floating Rate Note, 3M USD LIBOR + 1.025%, FRN
(r)	1.240%, 07/26/21		3,400	3,421,998
	Wells Fargo & Co., Floating Rate Note, 3M USD LIBOR + 1.340%, FRN
(r)	1.591%, 03/04/21		15,234	15,302,078
	Western Australian Treasury Corp.
	2.750%, 10/20/22	AUD	27,000	19,942,990
	Westpac Banking Corp.
	2.600%, 11/23/20		29,052	29,090,684
	2.800%, 01/11/22		15,512	15,982,789
	2.500%, 06/28/22		3,140	3,249,779

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
Westpac Banking Corp., Floating Rate Note, 3M USD LIBOR + 1.140%, FRN
(r) 1.200%, 04/24/24	AUD	8,000	$5,784,280
Westpac Banking Corp., Floating Rate Note, 3M USD LIBOR +0.880%, FRN
(r) 0.980%, 08/16/24	AUD	8,000	5,743,732
Westpac Banking Corp., Floating Rate Note, BBSW 3M + 1.170%, FRN
(r) 1.260%, 06/03/21	AUD	1,500	1,060,883
Whirlpool Corp.
3.700%, 03/01/23		1,525	1,625,265
Williams Cos, Inc. (The)
4.300%, 03/04/24		5,100	5,557,334
3.900%, 01/15/25		5,442	5,900,063
Williams Cos., Inc. (The)
3.700%, 01/15/23		6,726	7,083,629
Williams Partners LP
3.350%, 08/15/22		4,600	4,766,752
Xcel Energy, Inc.
2.400%, 03/15/21		4,070	4,094,169
Zimmer Biomet Holdings, Inc.
3.550%, 04/01/25		14,145	15,571,382
Zoetis, Inc.
3.250%, 02/01/23		3,015	3,176,939

TOTAL BONDS			5,261,037,902

U.S. TREASURY OBLIGATIONS — (8.5%)
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.055%, FRN
(r) 0.155%, 07/31/22		60,000	59,997,351
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.114%, FRN
(r) 0.214%, 04/30/22		25,000	25,026,193
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.139%, FRN
(r) 0.239%, 04/30/21		38,300	38,325,658

	Face Amount^	Value†
	(000)
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.220%, FRN
(r) 0.320%, 07/31/21	404,200	$404,774,049

TOTAL U.S. TREASURY OBLIGATIONS		528,123,251

TOTAL INVESTMENT SECURITIES (Cost $5,707,177,328)		5,789,161,153

COMMERCIAL PAPER — (6.4%)
BP Capital Markets P.L.C.
1.070%, 12/01/20	4,200	4,199,563
Caisse des Depots et Consignations
0.274%, 11/06/20	25,000	24,999,563
0.345%, 01/19/21	50,000	49,980,312
0.370%, 02/09/21	50,000	49,974,359
Erste Abwicklungsanstalt
0.254%, 11/04/20	25,000	24,999,684
Exxon Mobil Corp.
0.300%, 11/23/20	10,000	9,999,380
FMS Wertmanagement
0.230%, 01/21/21	9,250	9,247,547
0.220%, 01/26/21	25,600	25,592,553
0.233%, 02/02/21	15,150	15,144,963
Harley-Davidson Financial Services, Inc.
0.815%, 01/04/21	8,000	7,993,341
Natwest Market P.L.C.
1.150%, 01/07/21	12,500	12,495,544
Natwest Markets P.L.C.
1.080%, 01/08/21	15,000	14,994,663
1.021%, 01/15/21	10,000	9,996,471
Shell International Finance BV
0.499%, 05/25/21	50,000	49,925,538
Total Capital Canada, Ltd.
0.270%, 01/05/21	50,000	49,987,437
Walgreens Boots Alliance, Inc.
1.430%, 11/09/20	31,500	31,498,617
Walt Disney Co. (The)
0.700%, 03/26/21	3,500	3,495,584

TOTAL COMMERCIAL PAPER (Cost $394,301,127)		394,525,119

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Shares	Value†

SECURITIES LENDING COLLATERAL — (0.2%)
@§	The DFA Short Term Investment Fund	1,397,916	$16,175,285

TOTAL INVESTMENTS — (100.0%) (Cost $6,117,652,015)			$6,199,861,557

As of October 31, 2020, DFA Short-Term Extended Quality Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	120,833,751	AUD	168,017,408	Mellon Bank	11/19/20	$2,723,975
USD	137,709,977	EUR	116,063,242	JP Morgan	01/06/21	2,318,641
USD	72,302,078	SEK	641,697,250	JP Morgan	01/07/21	120,972
USD	135,542,630	EUR	114,640,716	HSBC Bank	01/08/21	1,804,909
USD	133,531,206	EUR	113,073,956	Citibank, N.A.	01/12/21	1,609,784
USD	27,382,101	SEK	240,891,730	Bank of America Corp.	01/13/21	283,827
USD	135,312,104	EUR	115,411,276	Bank of America Corp.	01/14/21	657,925
USD	123,775,971	EUR	105,231,507	Citibank, N.A.	01/15/21	996,203
USD	133,264,764	CAD	175,671,913	State Street Bank and Trust	01/15/21	1,356,268
USD	134,106,401	EUR	113,554,799	Bank of America Corp.	01/19/21	1,603,854
USD	138,898,323	EUR	117,358,170	Bank of America Corp.	01/20/21	1,954,801
USD	175,246,046	EUR	165,820,866	Citibank, N.A.	01/21/21	2,856,714
USD	123,701,275	EUR	104,392,354	JP Morgan	01/22/21	1,882,084
USD	126,983,706	EUR	107,211,422	JP Morgan	01/25/21	1,866,693

Total Appreciation						$22,036,650

USD	66,553,893	SEK	593,247,556	State Street Bank and Trust	12/23/20	$(160,677)
USD	43,162,296	GBP	33,323,314	State Street Bank and Trust	01/04/21	(31,036)
SEK	39,946,884	USD	4,549,073	Bank of America Corp.	01/07/21	(55,661)
EUR	8,343,500	USD	9,924,243	Mellon Bank	01/20/21	(188,335)

Total (Depreciation)						$(435,709)

Total Appreciation
(Depreciation)						$21,600,941

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds	—	$5,261,037,902	—	$5,261,037,902
U.S. Treasury Obligations	—	528,123,251	—	528,123,251
Commercial Paper	—	394,525,119	—	394,525,119

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	—	$16,175,285	—	$16,175,285
Forward Currency Contracts**	—	21,600,941	—	21,600,941

TOTAL	—	$6,221,462,498	—	$6,221,462,498

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount	Value†
	(000)
AGENCY OBLIGATIONS — (5.0%)
Federal Home Loan Bank
2.125%, 09/14/29	5,000	$5,456,201
2.125%, 12/14/29	5,000	5,459,061
Federal Home Loan Mortgage Corp.
6.750%, 09/15/29	5,000	7,461,090
6.750%, 03/15/31	6,000	9,231,288
6.250%, 07/15/32	16,000	24,720,794
Federal National Mortgage Association
6.250%, 05/15/29	5,000	7,132,048
7.125%, 01/15/30	3,000	4,583,839
7.250%, 05/15/30	11,000	17,062,677
0.875%, 08/05/30	10,000	9,716,202
6.625%, 11/15/30	10,000	15,144,696
Tennessee Valley Authority
7.125%, 05/01/30	2,000	3,056,630

TOTAL AGENCY OBLIGATIONS		109,024,526

BONDS — (89.9%)
3M Co.
2.875%, 10/15/27	12,500	13,821,175
# 3.375%, 03/01/29	4,500	5,161,167
2.375%, 08/26/29	11,000	11,771,031
Abbott Laboratories
# 5.300%, 05/27/40	3,000	4,316,678
AbbVie, Inc.
4.250%, 11/14/28	4,000	4,719,054
Activision Blizzard, Inc.
3.400%, 06/15/27	600	678,660
Aetna, Inc.
6.750%, 12/15/37	1,000	1,473,939
Affiliated Managers Group, Inc.
3.300%, 06/15/30	5,200	5,512,090
Agilent Technologies, Inc.
2.750%, 09/15/29	1,400	1,499,746
Ahold Finance USA LLC
6.875%, 05/01/29	388	540,983
Airbus SE
Ω 3.150%, 04/10/27	1,000	1,062,872
Alimentation Couche-Tard, Inc.
Ω 3.550%, 07/26/27	1,185	1,314,955
Allstate Corp. (The)
5.350%, 06/01/33	1,900	2,606,326
Altria Group, Inc.
4.800%, 02/14/29	4,000	4,693,291
3.400%, 05/06/30	2,500	2,713,013

	Face Amount	Value†
	(000)
Ameren Corp.
3.650%, 02/15/26	1,890	$2,124,430
American Express Credit Corp.
3.300%, 05/03/27	8,500	9,581,053
American Honda Finance Corp.
2.300%, 09/09/26	1,500	1,598,469
American International Group, Inc.
3.900%, 04/01/26	5,000	5,697,763
4.700%, 07/10/35	5,000	6,256,411
Ameriprise Financial, Inc.
2.875%, 09/15/26	1,000	1,097,848
AmerisourceBergen Corp.
3.450%, 12/15/27	8,000	9,045,677
# 2.800%, 05/15/30	4,800	5,101,821
Amgen, Inc.
2.600%, 08/19/26	5,176	5,610,215
2.300%, 02/25/31	8,100	8,397,316
Amphenol Corp.
2.800%, 02/15/30	6,000	6,556,420
Anheuser-Busch InBev Worldwide, Inc.
4.000%, 04/13/28	3,000	3,452,328
4.900%, 01/23/31	8,000	10,029,559
Anthem, Inc.
3.650%, 12/01/27	555	626,910
4.101%, 03/01/28	5,000	5,762,925
2.250%, 05/15/30	8,100	8,342,236
ANZ New Zealand International, Ltd.
#Ω 3.450%, 07/17/27	11,000	12,331,371
Aon Corp.
3.750%, 05/02/29	10,800	12,435,210
2.800%, 05/15/30	500	535,148
AP Moller - Maersk A.S.
Ω 3.875%, 09/28/25	914	998,168
Appalachian Power Co.
7.000%, 04/01/38	1,600	2,387,905
Apple, Inc.
3.200%, 05/11/27	8,405	9,460,769
2.900%, 09/12/27	551	613,408
3.000%, 11/13/27	11,000	12,321,798
2.200%, 09/11/29	5,000	5,335,999
Applied Materials, Inc.
3.300%, 04/01/27	1,111	1,251,041
Archer-Daniels-Midland Co.
2.500%, 08/11/26	3,963	4,312,174
Arrow Electronics, Inc.
3.875%, 01/12/28	5,330	5,922,305

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
AstraZeneca P.L.C.
4.000%, 01/17/29	3,000	$3,559,333
AstraZeneca PLC
6.450%, 09/15/37	1,250	1,866,143
AT&T, Inc.
3.800%, 02/15/27	2,000	2,250,519
2.750%, 06/01/31	7,542	7,812,448
Autodesk, Inc.
3.500%, 06/15/27	4,340	4,881,188
Avnet, Inc.
4.625%, 04/15/26	5,400	5,994,209
AXIS Specialty Finance P.L.C.
4.000%, 12/06/27	4,780	5,227,863
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.
# 3.337%, 12/15/27	10,970	11,749,682
# 3.138%, 11/07/29	2,000	2,082,639
Banco Santander SA
3.800%, 02/23/28	5,800	6,397,586
3.490%, 05/28/30	600	648,903
Barclays P.L.C.
4.375%, 01/12/26	2,700	3,053,416
BAT Capital Corp.
4.906%, 04/02/30	9,000	10,480,871
4.390%, 08/15/37	2,000	2,133,890
Baxter International, Inc.
2.600%, 08/15/26	2,783	3,020,212
Bayer U.S. Finance II LLC
Ω 5.500%, 08/15/25	3,984	4,652,728
Ω 4.375%, 12/15/28	7,000	8,062,994
Bemis Co., Inc.
# 2.630%, 06/19/30	375	392,809
Best Buy Co., Inc.
4.450%, 10/01/28	5,000	5,902,559
Biogen, Inc.
2.250%, 05/01/30	15,000	15,120,425
Black Hills Corp.
4.350%, 05/01/33	8,837	10,497,501
BlackRock, Inc.
3.200%, 03/15/27	10,045	11,395,195
3.250%, 04/30/29	1,365	1,560,658
BMW US Capital LLC
Ω 2.800%, 04/11/26	5,500	5,921,076
#Ω 3.300%, 04/06/27	4,000	4,371,267
Ω 4.150%, 04/09/30	4,000	4,692,353
BNP Paribas SA
Ω 3.500%, 11/16/27	8,631	9,496,776
Boeing Co. (The)
# 2.950%, 02/01/30	3,000	2,852,600
6.125%, 02/15/33	3,335	3,983,266
3.600%, 05/01/34	3,000	2,929,335
3.250%, 02/01/35	700	649,132

	Face Amount	Value†
	(000)
Booking Holdings, Inc.
4.625%, 04/13/30	4,900	$5,797,748
BP Capital Markets America, Inc.
3.017%, 01/16/27	7,600	8,185,536
# 1.749%, 08/10/30	1,800	1,753,184
Bristol-Myers Squibb Co.
4.125%, 06/15/39	3,900	4,811,123
Broadcom, Inc.
4.300%, 11/15/32	5,000	5,712,497
Brookfield Finance, Inc.
4.350%, 04/15/30	2,000	2,343,584
Bunge, Ltd. Finance Corp.
3.750%, 09/25/27	6,075	6,634,011
CA, Inc.
4.700%, 03/15/27	7,900	8,683,526
Camden Property Trust
2.800%, 05/15/30	2,000	2,156,471
Campbell Soup Co.
4.150%, 03/15/28	905	1,048,111
Canadian Natural Resources, Ltd.
2.950%, 07/15/30	5,980	5,854,920
5.850%, 02/01/35	2,000	2,332,009
Canadian Pacific Railway Co.
3.700%, 02/01/26	1,000	1,118,503
Capital One Financial Corp.
3.750%, 03/09/27	2,000	2,234,216
Cardinal Health, Inc.
3.410%, 06/15/27	10,000	11,068,009
Cargill, Inc.
Ω 2.125%, 04/23/30	3,470	3,612,388
Carrier Global Corp.
Ω 2.700%, 02/15/31	2,500	2,612,867
Ω 3.377%, 04/05/40	1,000	1,056,998
CenterPoint Energy Resources Corp.
4.000%, 04/01/28	3,000	3,469,900
CenterPoint Energy, Inc.
2.950%, 03/01/30	2,000	2,167,083
Charles Schwab Corp. (The)
4.625%, 03/22/30	5,000	6,243,344
Chevron Corp.
2.236%, 05/11/30	10,000	10,465,620
Choice Hotels International, Inc.
3.700%, 12/01/29	1,580	1,648,777
Chubb Corp
6.500%, 05/15/38	500	771,180
Cigna Corp.
3.400%, 03/01/27	3,500	3,891,696
4.375%, 10/15/28	5,000	5,922,612
2.400%, 03/15/30	4,000	4,142,338
3.200%, 03/15/40	1,000	1,046,857

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
Cincinnati Financial Corp.
6.920%, 05/15/28	900	$1,188,884
Citigroup, Inc.
8.125%, 07/15/39	6,000	10,386,493
Clorox Co. (The)
3.900%, 05/15/28	1,000	1,178,380
CME Group, Inc.
3.750%, 06/15/28	813	952,729
CNA Financial Corp.
4.500%, 03/01/26	5,346	6,249,872
CNO Financial Group, Inc.
5.250%, 05/30/29	2,750	3,200,051
Coca-Cola Co. (The)
2.900%, 05/25/27	8,000	8,879,234
Comcast Corp.
4.250%, 10/15/30	1,000	1,215,604
4.250%, 01/15/33	4,000	4,897,454
7.050%, 03/15/33	5,337	8,075,475
Comerica, Inc.
4.000%, 02/01/29	1,000	1,143,698
Commonwealth Bank of Australia
#Ω 2.850%, 05/18/26	5,373	5,903,154
Conagra Brands, Inc.
5.300%, 11/01/38	5,000	6,489,790
ConocoPhillips
5.900%, 10/15/32	8,000	10,706,373
6.500%, 02/01/39	1,500	2,142,345
Consolidated Edison Co. of New York, Inc.
6.750%, 04/01/38	1,300	1,954,653
5.500%, 12/01/39	1,400	1,899,150
5.700%, 06/15/40	294	408,983
Cox Communications, Inc.
Ω 6.450%, 12/01/36	1,745	2,359,924
Credit Agricole SA
3.875%, 04/15/24	78	85,951
CRH America Finance, Inc.
Ω 3.950%, 04/04/28	2,280	2,598,025
CSX Corp.
2.400%, 02/15/30	2,000	2,119,213
CVS Health Corp.
3.250%, 08/15/29	7,000	7,657,054
2.700%, 08/21/40	1,000	954,329
Daimler Finance North America LLC
# 8.500%, 01/18/31	9,188	14,172,610
Danske Bank A.S.
Ω 4.375%, 06/12/28	6,000	6,777,752
Deere & Co.
5.375%, 10/16/29	650	847,977
Dentsply Sirona, Inc.
3.250%, 06/01/30	3,833	4,151,373
Diageo Capital P.L.C.
2.375%, 10/24/29	7,400	7,866,649
2.125%, 04/29/32	4,600	4,770,275

	Face Amount	Value†
	(000)
Discovery Communications LLC
3.625%, 05/15/30	9,000	$9,945,696
Dollar Tree, Inc.
4.200%, 05/15/28	5,234	6,120,822
Dow Chemical Co
4.250%, 10/01/34	2,000	2,301,865
Dow Chemical Co. (The)
7.375%, 11/01/29	1,000	1,396,706
DTE Energy Co.
6.375%, 04/15/33	10,407	14,817,141
DuPont de Nemours, Inc.
# 5.319%, 11/15/38	8,000	10,355,684
DXC Technology Co.
# 4.750%, 04/15/27	8,000	8,958,119
E*TRADE Financial Corp.
4.500%, 06/20/28	2,500	2,957,355
Eaton Corp.
4.000%, 11/02/32	12,600	15,106,922
eBay, Inc.
3.600%, 06/05/27	2,000	2,232,622
Ecolab, Inc.
# 2.700%, 11/01/26	2,000	2,214,594
EI du Pont de Nemours and Co.
2.300%, 07/15/30	1,225	1,279,718
Enbridge, Inc.
3.700%, 07/15/27	3,000	3,308,807
Enel Finance International NV
Ω 3.500%, 04/06/28	4,500	4,975,807
Ω 4.875%, 06/14/29	7,000	8,499,475
Enterprise Products Operating LLC
6.875%, 03/01/33	2,035	2,699,817
6.650%, 10/15/34	1,500	2,015,179
EOG Resources, Inc.
# 4.375%, 04/15/30	9,000	10,578,282
Equinor ASA
2.375%, 05/22/30	2,000	2,079,534
Estee Lauder Cos., Inc. (The)
2.600%, 04/15/30	2,400	2,606,120
Exelon Corp.
3.400%, 04/15/26	5,400	6,028,263
Exxon Mobil Corp.
2.440%, 08/16/29	7,000	7,424,816
Fairfax Financial Holdings, Ltd.
4.850%, 04/17/28	400	435,501
4.625%, 04/29/30	3,000	3,205,546
FedEx Corp.
3.100%, 08/05/29	1,500	1,661,817
4.900%, 01/15/34	7,988	10,112,903
3.900%, 02/01/35	2,000	2,316,373

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
Fidelity National Financial, Inc.
3.400%, 06/15/30	8,900	$9,476,673
2.450%, 03/15/31	1,000	977,581
Fifth Third Bancorp
# 3.950%, 03/14/28	2,943	3,396,353
FirstEnergy Corp.
7.375%, 11/15/31	2,000	2,661,799
Flex, Ltd.
4.875%, 06/15/29	2,789	3,196,193
4.875%, 05/12/30	2,500	2,888,389
FMR LLC
Ω 4.950%, 02/01/33	9,555	12,761,616
Fortune Brands Home & Security, Inc.
3.250%, 09/15/29	4,700	5,184,178
Fox Corp.
# 5.476%, 01/25/39	5,000	6,619,747
GATX Corp.
3.250%, 09/15/26	2,200	2,396,488
General Electric Co.
6.750%, 03/15/32	9,273	11,945,311
General Mills, Inc.
4.200%, 04/17/28	3,000	3,521,992
General Motors Financial Co., Inc.
4.350%, 01/17/27	959	1,050,156
Georgia Power Co.
# 2.650%, 09/15/29	5,000	5,391,548
Georgia-Pacific LLC
7.750%, 11/15/29	4,960	7,288,867
Ω 2.300%, 04/30/30	7,000	7,318,630
GlaxoSmithKline Capital, Inc.
3.875%, 05/15/28	2,800	3,289,166
5.375%, 04/15/34	8,000	11,047,533
Global Payments, Inc.
4.450%, 06/01/28	1,071	1,241,757
Goldman Sachs Group, Inc. (The)
# 6.125%, 02/15/33	10,000	14,225,768
Halliburton Co.
2.920%, 03/01/30	3,000	2,912,330
6.700%, 09/15/38	5,400	6,436,689
Hasbro, Inc.
3.500%, 09/15/27	2,820	2,968,820
Health Care Service Corp. A Mutual Legal Reserve Co.
Ω 2.200%, 06/01/30	4,000	4,082,270
Home Depot Inc
5.875%, 12/16/36	2,400	3,536,208
3.300%, 04/15/40	5,000	5,651,737
HP, Inc.
3.400%, 06/17/30	11,000	11,738,965

	Face Amount	Value†
	(000)
HSBC Holdings P.L.C.
4.300%, 03/08/26	3,700	$4,207,688
4.950%, 03/31/30	3,556	4,323,058
ING Groep NV
3.950%, 03/29/27	6,550	7,443,129
4.550%, 10/02/28	206	247,209
Intel Corp.
4.000%, 12/15/32	2,000	2,477,669
Intercontinental Exchange, Inc.
2.100%, 06/15/30	5,581	5,730,013
International Business Machines Corp.
3.300%, 01/27/27	3,191	3,555,901
3.500%, 05/15/29	1,000	1,141,908
1.950%, 05/15/30	2,000	2,027,695
5.875%, 11/29/32	66	94,650
4.150%, 05/15/39	1,000	1,215,674
Interstate Power and Light Co.
2.300%, 06/01/30	2,228	2,339,917
ITC Holdings Corp.
Ω 2.950%, 05/14/30	1,500	1,605,005
Jabil, Inc.
3.600%, 01/15/30	5,000	5,294,511
3.000%, 01/15/31	6,567	6,630,979
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.
4.850%, 01/15/27	3,000	3,447,687
Johnson & Johnson
6.950%, 09/01/29	1,000	1,444,311
# 4.950%, 05/15/33	2,800	3,827,836
Juniper Networks, Inc.
3.750%, 08/15/29	7,000	7,912,780
Kellogg Co.
3.250%, 04/01/26	6,741	7,495,136
4.300%, 05/15/28	3,000	3,508,642
7.450%, 04/01/31	1,100	1,612,700
Kemper Corp.
# 2.400%, 09/30/30	7,000	6,879,570
KeyCorp
# 2.550%, 10/01/29	9,783	10,398,050
Kilroy Realty L.P.
2.500%, 11/15/32	1,000	968,886
Kinder Morgan Energy Partners L.P.
6.500%, 09/01/39	1,565	1,944,049
Kroger Co. (The)
7.500%, 04/01/31	7,725	10,976,201
Laboratory Corp. of America Holdings
3.600%, 09/01/27	3,100	3,507,011

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
Lam Research Corp.
4.000%, 03/15/29	2,000	$2,379,248
Lazard Group LLC
4.500%, 09/19/28	7,000	8,064,391
Lear Corp.
3.800%, 09/15/27	639	684,385
3.500%, 05/30/30	3,995	4,152,248
Legg Mason, Inc.
4.750%, 03/15/26	3,205	3,796,589
Leggett & Platt, Inc.
4.400%, 03/15/29	11,000	12,292,094
Liberty Mutual Group, Inc.
Ω 4.569%, 02/01/29	5,000	6,027,740
Lincoln National Corp.
3.050%, 01/15/30	11,900	12,748,491
3.400%, 01/15/31	60	66,100
Lloyds Banking Group P.L.C.
3.750%, 01/11/27	5,000	5,538,314
4.375%, 03/22/28	4,000	4,639,596
Loews Corp.
3.750%, 04/01/26	5,500	6,264,947
6.000%, 02/01/35	1,900	2,603,652
LYB International Finance II BV
3.500%, 03/02/27	2,000	2,197,656
Markel Corp.
3.350%, 09/17/29	8,000	8,772,191
Mars, Inc.
Ω 3.600%, 04/01/34	13,159	15,564,698
Marsh & McLennan Cos. Inc.
4.375%, 03/15/29	2,262	2,717,984
Marsh & McLennan Cos., Inc.
# 2.250%, 11/15/30	8,300	8,622,146
5.875%, 08/01/33	2,500	3,501,568
Maxim Integrated Products, Inc.
3.450%, 06/15/27	2,950	3,274,520
McKesson Corp.
3.950%, 02/16/28	1,000	1,151,211
4.750%, 05/30/29	3,100	3,730,159
Medtronic, Inc.
4.375%, 03/15/35	2,000	2,665,746
Merck Sharp & Dohme Corp.
# 6.400%, 03/01/28	1,591	2,095,486
MetLife, Inc.
6.500%, 12/15/32	300	444,348
5.700%, 06/15/35	6,900	9,941,293
Micron Technology, Inc.
# 4.663%, 02/15/30	4,334	5,097,569
Mitsubishi UFJ Financial Group, Inc.
3.850%, 03/01/26	697	795,027
3.677%, 02/22/27	2,000	2,249,535
3.195%, 07/18/29	1,002	1,102,373
# 2.048%, 07/17/30	5,000	5,042,838
3.751%, 07/18/39	4,200	4,802,984

	Face Amount	Value†
	(000)
Mizuho Financial Group, Inc.
2.839%, 09/13/26	10,000	$10,879,910
Molson Coors Beverage Co.
3.000%, 07/15/26	2,000	2,149,405
Morgan Stanley
3.625%, 01/20/27	6,400	7,244,161
7.250%, 04/01/32	4,000	6,046,012
Mosaic Co. (The)
# 4.050%, 11/15/27	4,000	4,412,614
Motorola Solutions, Inc.
4.600%, 05/23/29	10,500	12,330,612
MPLX L.P.
4.125%, 03/01/27	6,700	7,320,160
Mylan NV
3.950%, 06/15/26	5,000	5,626,437
National Australia Bank, Ltd.
Ω 3.500%, 01/10/27	7,790	8,822,961
Natwest Group P.L.C.
4.800%, 04/05/26	1,000	1,160,333
NetApp, Inc.
2.700%, 06/22/30	10,000	10,296,868
NextEra Energy Capital Holdings, Inc.
3.550%, 05/01/27	2,000	2,244,225
2.750%, 11/01/29	2,000	2,145,718
Nomura Holdings, Inc.
3.103%, 01/16/30	7,625	8,038,116
2.679%, 07/16/30	2,000	2,046,635
Norfolk Southern Corp.
5.640%, 05/17/29	2,048	2,555,445
Northern Trust Corp.
1.950%, 05/01/30	9,100	9,369,558
Northrop Grumman Corp.
# 5.150%, 05/01/40	2,000	2,671,500
Novartis Capital Corp.
3.100%, 05/17/27	5,678	6,340,075
Nucor Corp.
# 3.950%, 05/01/28	6,000	6,941,933
# 2.700%, 06/01/30	4,300	4,585,094
Nutrien, Ltd.
2.950%, 05/13/30	2,000	2,161,293
Omnicom Group, Inc.
# 4.200%, 06/01/30	3,270	3,806,140
Oracle Corp.
3.250%, 11/15/27	8,500	9,553,393
# 3.250%, 05/15/30	7,966	9,060,295
O’Reilly Automotive, Inc.
3.600%, 09/01/27	3,900	4,392,057
Owens Corning
3.875%, 06/01/30	6,300	7,032,479
Parker-Hannifin Corp.
3.250%, 06/14/29	2,850	3,197,176

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
Ω 3.400%, 11/15/26	4,000	$4,393,422
PepsiCo, Inc.
3.500%, 03/19/40	6,800	8,054,085
PerkinElmer, Inc.
3.300%, 09/15/29	2,700	2,976,715
Perrigo Finance Unlimited Co.
3.150%, 06/15/30	9,667	9,956,308
Pfizer, Inc.
3.450%, 03/15/29	5,000	5,808,085
Philip Morris International, Inc.
3.375%, 08/15/29	7,000	7,859,465
2.100%, 05/01/30	5,000	5,086,620
Phillips 66
# 2.150%, 12/15/30	3,000	2,816,804
Phillips 66 Partners L.P.
3.550%, 10/01/26	4,550	4,814,188
3.150%, 12/15/29	5,500	5,477,249
PNC Financial Services Group, Inc. (The)
3.450%, 04/23/29	1,000	1,141,802
PPG Industries, Inc.
# 3.750%, 03/15/28	2,000	2,393,816
# 2.800%, 08/15/29	5,500	5,931,197
2.550%, 06/15/30	4,000	4,238,456
Principal Financial Group, Inc.
3.100%, 11/15/26	300	332,342
Procter & Gamble Co. (The)
# 2.850%, 08/11/27	7,000	7,810,766
Progress Energy, Inc.
6.000%, 12/01/39	4,010	5,447,187
Progressive Corp. (The)
6.250%, 12/01/32	900	1,309,347
Prudential Financial, Inc.
3.878%, 03/27/28	4,900	5,716,802
# 5.750%, 07/15/33	4,625	6,175,600
3.000%, 03/10/40	2,000	2,069,545
Prudential P.L.C.
# 3.125%, 04/14/30	3,000	3,343,174
QUALCOMM, Inc.
2.150%, 05/20/30	14,000	14,510,538
Quest Diagnostics, Inc.
# 2.800%, 06/30/31	5,600	5,986,763
Raytheon Technologies Corp.
7.500%, 09/15/29	5,114	7,305,847
4.450%, 11/16/38	2,500	3,049,804
Reinsurance Group of America, Inc.
3.950%, 09/15/26	7,358	8,268,772
3.150%, 06/15/30	1,600	1,749,809

	Face Amount	Value†
	(000)
RELX Capital, Inc.
3.000%, 05/22/30	900	$971,805
Republic Services, Inc.
6.200%, 03/01/40	230	337,325
Rio Tinto Finance USA, Ltd.
7.125%, 07/15/28	2,120	2,971,082
Rolls-Royce P.L.C.
Ω 3.625%, 10/14/25	1,958	1,867,443
Royalty Pharma PLC
Ω 3.300%, 09/02/40	3,000	2,934,002
salesforce.com, Inc.
3.700%, 04/11/28	2,000	2,346,677
Santander Holdings USA, Inc.
4.400%, 07/13/27	2,000	2,231,544
Schlumberger Investment SA
2.650%, 06/26/30	2,450	2,462,396
Sempra Energy
3.800%, 02/01/38	3,000	3,334,946
Shell International Finance B.V.
2.375%, 11/07/29	10,000	10,460,325
Shell International Finance BV
2.875%, 05/10/26	8,051	8,891,306
2.500%, 09/12/26	6,200	6,713,087
Sherwin-Williams Co. (The)
2.950%, 08/15/29	1,230	1,341,633
Siemens Financieringsmaatschappij NV
Ω 6.125%, 08/17/26	2,080	2,675,592
Simon Property Group L.P.
# 2.650%, 07/15/30	4,000	3,998,438
Societe Generale S.A.
Ω 3.000%, 01/22/30	5,400	5,569,145
Southwest Gas Corp.
2.200%, 06/15/30	5,700	5,914,665
Standard Chartered P.L.C.
Ω 4.050%, 04/12/26	1,962	2,175,387
Statoil ASA
Ω 6.500%, 12/01/28	5,000	6,644,777
Steel Dynamics, Inc.
3.250%, 01/15/31	9,626	10,387,790
Sumitomo Mitsui Financial Group, Inc.
3.784%, 03/09/26	4,000	4,538,369
3.544%, 01/17/28	6,000	6,706,756
3.040%, 07/16/29	3,000	3,253,788
Suncor Energy, Inc.
5.950%, 12/01/34	8,000	9,595,813
Sysco Corp.
3.300%, 07/15/26	12,345	13,460,265

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
Takeda Pharmaceutical Co. Ltd.
3.025%, 07/09/40	9,961	$10,205,935
TD Ameritrade Holding Corp.
2.750%, 10/01/29	3,000	3,302,858
Telefonica Europe BV
8.250%, 09/15/30	9,275	13,832,051
Tesco P.L.C.
Ω 6.150%, 11/15/37	5,000	6,360,035
Textron, Inc.
2.450%, 03/15/31	6,750	6,692,506
TJX Cos., Inc. (The)
2.250%, 09/15/26	1,975	2,106,828
3.875%, 04/15/30	2,000	2,366,270
Total Capital International SA
# 2.829%, 01/10/30	9,400	10,245,279
Total Capital S.A.
# 3.883%, 10/11/28	4,928	5,752,037
Toyota Motor Credit Corp.
3.200%, 01/11/27	5,500	6,133,006
3.050%, 01/11/28	13,430	14,910,822
TransCanada PipeLines, Ltd.
4.625%, 03/01/34	10,545	12,164,845
Travelers Cos. Inc
6.250%, 06/15/37	670	1,001,018
Travelers Property Casualty Corp.
6.375%, 03/15/33	6,744	9,956,830
Union Pacific Corp.
3.950%, 09/10/28	4,930	5,772,414
United Parcel Service, Inc.
# 6.200%, 01/15/38	2,000	2,990,266
5.200%, 04/01/40	7,260	9,819,693
United Technologies Corp.
5.700%, 04/15/40	1,080	1,514,829
UnitedHealth Group Inc.
2.750%, 05/15/40	2,000	2,086,185
UnitedHealth Group, Inc.
# 3.875%, 12/15/28	3,000	3,550,373
4.625%, 07/15/35	6,300	8,247,411
Unum Group
3.875%, 11/05/25	7,000	7,561,745
4.000%, 06/15/29	3,775	4,132,033
Valero Energy Corp.
7.500%, 04/15/32	5,400	6,959,607
6.625%, 06/15/37	1,300	1,528,729
Ventas Realty L.P.
3.000%, 01/15/30	3,800	3,901,077
Verizon Communications, Inc.
4.016%, 12/03/29	4,307	5,088,105
4.500%, 08/10/33	4,500	5,590,169
ViacomCBS, Inc.
2.900%, 01/15/27	6,600	7,125,630
# 4.200%, 05/19/32	4,800	5,514,796

	Face Amount	Value†
	(000)
Virginia Electric & Power Co.
8.875%, 11/15/38	670	$1,190,852
VMware, Inc.
4.700%, 05/15/30	3,000	3,536,564
Vodafone Group P.L.C.
7.875%, 02/15/30	8,125	11,836,731
Walgreens Boots Alliance, Inc.
3.450%, 06/01/26	3,000	3,271,950
# 3.200%, 04/15/30	4,604	4,876,869
Walmart, Inc.
2.375%, 09/24/29	16,000	17,383,558
7.550%, 02/15/30	3,000	4,580,635
Walt Disney Co. (The)
2.650%, 01/13/31	5,035	5,401,400
6.200%, 12/15/34	6,200	9,056,730
Wells Fargo & Co.
3.000%, 04/22/26	5,700	6,207,994
4.150%, 01/24/29	8,000	9,310,652
Welltower, Inc.
3.100%, 01/15/30	2,000	2,105,259
2.750%, 01/15/31	7,500	7,658,049
Westlake Chemical Corp.
3.375%, 06/15/30	3,000	3,214,435
Westpac Banking Corp.
2.700%, 08/19/26	7,595	8,312,039
3.350%, 03/08/27	7,000	7,904,319
WestRock MWV LLC
8.200%, 01/15/30	3,885	5,392,001
7.950%, 02/15/31	3,112	4,330,855
Whirlpool Corp.
4.750%, 02/26/29	2,000	2,413,751
Williams Cos., Inc. (The)
3.750%, 06/15/27	2,771	3,018,575
8.750%, 03/15/32	5,000	7,064,951
WRKCo, Inc.
4.200%, 06/01/32	2,000	2,362,473
Yara International ASA
Ω 3.148%, 06/04/30	7,454	7,937,887
Zoetis, Inc.
3.000%, 09/12/27	1,500	1,654,786

TOTAL BONDS		1,949,533,201

U.S. TREASURY OBLIGATIONS — (2.3%)
U.S. Treasury Notes
0.625%, 05/15/30	41,000	40,128,750
0.625%, 08/15/30	10,000	9,767,188

TOTAL U.S. TREASURY OBLIGATIONS		49,895,938

TOTAL INVESTMENT SECURITIES (Cost $1,974,576,439)		2,108,453,665

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Shares	Value†
SECURITIES LENDING COLLATERAL — (2.8%)
@§ The DFA Short Term Investment Fund	5,214,583	$60,337,940

TOTAL INVESTMENTS — (100.0%) (Cost $2,034,908,071)		$2,168,791,605

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations.	—	$109,024,526	—	$109,024,526
Bonds.	—	1,949,533,201	—	1,949,533,201
U.S. Treasury Obligations.	—	49,895,938	—	49,895,938
Securities Lending Collateral	—	60,337,940	—	60,337,940

TOTAL.	—	$2,168,791,605	—	$2,168,791,605

See accompanying Notes to Financial Statements.

DFA TARGETED CREDIT PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount^		Value†
	(000)
BONDS — (94.9%)
AUSTRALIA — (2.4%)
Australia & New Zealand Banking Group, Ltd.
2.550%, 11/23/21		886	$906,969
0.625%, 02/21/23	EUR	2,000	2,373,604
BHP Billiton Finance USA, Ltd.
# 2.875%, 02/24/22		704	726,434
BHP Billiton Finance, Ltd.
0.750%, 10/28/22	EUR	2,554	3,023,298
Commonwealth Bank of Australia Floating Rate Note
(r) 1.078%, 09/06/21		594	597,918
Commonwealth Bank of Australia
Ω 2.750%, 03/10/22		991	1,023,754
FMG Resources August 2006 Pty, Ltd.
4.750%, 05/15/22		1,300	1,330,290
#Ω 5.125%,05/15/24		1,500	1,604,828
National Australia Bank, Ltd.
2.800%, 01/10/22		1,000	1,028,882
2.500%, 05/22/22		4,500	4,655,047
Westpac Banking Corp.
2.500%, 06/28/22		1,000	1,034,961
0.750%, 10/17/23	EUR	1,374	1,644,188

TOTAL AUSTRALIA			19,950,173

BELGIUM — (0.1%)
Anheuser-Busch InBev SA
0.800%, 04/20/23	EUR	1,000	1,193,655

CANADA — (4.9%)
Alimentation Couche-Tard, Inc.
Ω 2.700%, 07/26/22		2,000	2,064,796
Bank of Montreal
1.900%, 08/27/21		500	506,801
Bank of Nova Scotia (The)
2.700%, 03/07/22		950	980,990
0.375%, 04/06/22	EUR	1,000	1,175,230
Canadian Imperial Bank of Commerce
2.300%, 07/11/22	CAD	3,000	2,318,735
Canadian National Railway Co.
2.850%, 12/15/21		565	577,395

	Face Amount^		Value†
	(000)
CANADA — (Continued)
Canadian Natural Resources, Ltd.
3.450%, 11/15/21		2,800	$2,859,139
2.950%, 01/15/23		1,000	1,036,683
3.900%, 02/01/25		200	215,640
2.050%, 07/15/25		250	252,792
CPPIB Capital, Inc.
2.375%, 01/29/21		6,000	6,030,540
Enbridge, Inc.
2.900%, 07/15/22		2,167	2,244,808
3.190%, 12/05/22	CAD	1,000	782,647
# 2.500%, 01/15/25		2,200	2,295,132
Kinross Gold Corp.
# 5.125%, 09/01/21		2,250	2,308,429
National Bank of Canada Floating Rate Note
(r)Ω 0.627%, 03/21/21		2,000	2,002,478
Nutrien, Ltd.
3.625%, 03/15/24		1,250	1,358,513
Penske Truck Leasing Canada, Inc.
2.850%, 12/07/22	CAD	1,000	775,936
Rogers Communications, Inc.
4.000%, 06/06/22	CAD	2,500	1,972,003
Spectra Energy Partners L.P.
4.750%, 03/15/24		500	555,676
Toronto-Dominion Bank (The) Floating Rate Note
(r) 1.220%, 04/07/21		2,500	2,510,817
2.125%, 04/07/21		1,000	1,007,980
3.250%, 06/11/21		1,000	1,018,502
1.800%, 07/13/21		1,000	1,011,368
TransCanada PipeLines, Ltd.
2.500%, 08/01/22		600	618,741
Videotron, Ltd.
5.000%, 07/15/22		1,980	2,079,178

TOTAL CANADA			40,560,949

DENMARK — (0.5%)
Danske Bank A.S.
Ω 2.800%, 03/10/21		700	706,047
0.875%, 05/22/23	EUR	1,000	1,181,945
Ω 5.375%, 01/12/24		2,000	2,246,412

TOTAL DENMARK			4,134,404

FINLAND — (0.8%)
Nokia Oyj
3.375%, 06/12/22		2,228	2,278,130
Nordea Bank AB
1.000%, 02/22/23	EUR	1,803	2,160,928

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
FINLAND — (Continued)
Nordea Bank Abp
0.875%, 06/26/23	EUR	2,000	$2,392,232

TOTAL FINLAND			6,831,290

FRANCE — (2.7%)
Airbus Finance BV
Ω 2.700%, 04/17/23		500	522,074
BNP Paribas SA
5.000%, 01/15/21		531	536,071
0.500%, 06/01/22	EUR	2,800	3,303,251
1.000%, 06/27/24	EUR	1,000	1,198,623
BPCE SA
2.750%, 12/02/21		1,000	1,026,195
1.125%, 12/14/22	EUR	1,200	1,435,972
0.625%, 09/26/24	EUR	2,000	2,363,182
Credit Agricole SA
0.750%, 12/01/22	EUR	2,300	2,741,098
Danone SA
Ω 2.077%, 11/02/21		2,770	2,806,319
Pernod Ricard SA
Ω 5.750%, 04/07/21		1,099	1,123,567
Societe Generale SA
Ω 2.500%, 04/08/21		1,000	1,008,938
4.250%, 07/13/22	EUR	1,500	1,877,324
0.500%, 01/13/23	EUR	1,500	1,760,224
#Ω 2.625%, 10/16/24		800	831,990

TOTAL FRANCE			22,534,828

GERMANY — (5.3%)
Bayer Capital Corp BV
0.625%, 12/15/22	EUR	2,500	2,959,230
Bayer Capital Corp. BV
1.250%, 11/13/23	EUR	1,260	1,527,346
Bayer U.S. Finance LLC
#Ω 3.375%, 10/08/24		1,000	1,082,183
BMW Finance NV
0.125%, 01/12/21	EUR	90	104,883
1.250%, 09/05/22	EUR	600	718,286
0.500%, 11/22/22	EUR	1,400	1,655,920
0.375%, 07/10/23	EUR	3,000	3,546,092
BMW US Capital LLC
0.625%, 04/20/22	EUR	750	884,773
Daimler Canada Finance, Inc.
2.230%, 12/16/21	CAD	2,000	1,524,206
Daimler Finance North America LLC Floating Rate Note
(r) 0.919%, 11/05/21		1,000	1,002,267
Daimler Finance North America LLC
Ω 2.850%, 01/06/22		2,500	2,561,333

	Face Amount^		Value†
	(000)
GERMANY — (Continued)
Daimler International Finance BV
0.625%, 02/27/23	EUR	500	$592,071
Deutsche Bank AG
3.125%, 01/13/21		500	502,114
1.500%, 01/20/22	EUR	1,700	2,004,278
Deutsche Telekom International Finance BV
4.250%, 07/13/22	EUR	800	1,003,164
E.ON SE
0.000%, 10/24/22	EUR	1,981	2,317,231
EMD Finance LLC
Ω 2.950%, 03/19/22		3,288	3,384,671
NRW. Bank Floating Rate Note
(r) 0.283%, 02/08/21		5,000	5,000,100
Siemens Financieringsmaatschappij NV
0.375%, 09/06/23	EUR	1,966	2,332,748
T-Mobile USA, Inc.
# 4.000%, 04/15/22		1,239	1,278,010
Volkswagen Bank GMBH
1.250%, 06/10/24	EUR	500	600,757
Volkswagen International Finance NV
0.875%, 01/16/23	EUR	1,000	1,186,129
Volkswagen Leasing GmbH
2.125%, 04/04/22	EUR	900	1,080,941
2.375%, 09/06/22	EUR	1,800	2,188,485
ZF North America Capital, Inc.
Ω 4.500%, 04/29/22		2,299	2,363,924

TOTAL GERMANY			43,401,142

IRELAND — (0.4%)
AerCap Ireland Capital DAC /AerCap Global Aviation Trust
6.500%, 07/15/25		2,000	2,201,000
Perrigo Finance Unlimited Co.
3.900%, 12/15/24		1,000	1,078,132

TOTAL IRELAND			3,279,132

ITALY — (2.1%)
Enel Finance International NV
Ω 2.875%, 05/25/22		4,250	4,383,216
5.000%, 09/14/22	EUR	622	795,408
Intesa Sanpaolo SpA
0.875%, 06/27/22	EUR	500	590,380

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
ITALY — (Continued)
Ω 3.125%, 07/14/22		2,200	$2,265,139
1.000%, 07/04/24	EUR	2,000	2,376,416
#Ω 3.250%, 09/23/24		800	843,466
Italy Buoni Poliennali Del Tesoro
1.200%, 04/01/22	EUR	2,820	3,357,192
0.950%, 03/01/23	EUR	400	478,997
Republic of Italy Government International Bond
6.875%, 09/27/23		750	873,135
2.375%, 10/17/24		1,161	1,213,728

TOTAL ITALY			17,177,077

JAPAN — (3.4%)
American Honda Finance Corp.
0.550%, 03/17/23	EUR	1,500	1,775,213
Daiwa Securities Group, Inc.
Ω 3.129%, 04/19/22		1,500	1,548,515
Honda Canada Finance, Inc.
2.268%, 07/15/22	CAD	5,500	4,234,955
Mitsubishi UFJ Financial Group, Inc.
2.950%, 03/01/21		581	586,087
0.980%, 10/09/23	EUR	1,500	1,796,642
0.339%, 07/19/24	EUR	1,000	1,172,337
Mizuho Financial Group, Inc.
Ω 2.632%, 04/12/21		800	808,208
MUFG Bank, Ltd.
0.875%, 03/11/22	EUR	2,068	2,445,199
Nissan Motor Acceptance Corp.
Ω 2.650%, 07/13/22		1,000	1,010,247
Nomura Holdings, Inc.
2.648%, 01/16/25		5,500	5,797,072
Shire Acquisitions Investments Ireland DAC
2.400%, 09/23/21		996	1,012,054
Sumitomo Mitsui Banking Corp.
1.000%, 01/19/22	EUR	1,000	1,181,013
Sumitomo Mitsui Financial Group, Inc. Floating Rate Note
(r) 1.358%, 10/19/21		765	772,369
Sumitomo Mitsui Financial Group, Inc.
0.819%, 07/23/23	EUR	450	535,935
Takeda Pharmaceutical Co., Ltd.
1.125%, 11/ 21/22	EUR	1,300	1,550,322

	Face Amount^		Value†
	(000)
JAPAN — (Continued)
Toyota Motor Credit Corp.
2.600%, 01/11/22		776	$796,529

TOTAL JAPAN			28,127,262

JERSEY, CHANNEL ISLANDS — (0.3%)
Glencore Finance Europe, Ltd
0.625%, 09/11/24	EUR	1,975	2,306,914

LUXEMBOURG — (0.4%)
ArcelorMittal SA
0.950%, 01/17/23	EUR	3,000	3,486,906

NETHERLANDS — (2.3%)
ABN AMRO Bank NV
0.500%, 07/17/23	EUR	500	593,649
Cooperatieve Rabobank UA
0.750%, 08/29/23	EUR	300	357,259
Heineken NV
Ω 3.400%, 04/01/22		1,011	1,044,629
ING Bank NV
4.500%, 02/21/22	EUR	1,000	1,237,562
ING Groep NV
0.750%, 03/09/22	EUR	1,600	1,884,646
Koninklijke Philips NV
0.500%, 09/06/23	EUR	1,000	1,186,545
LeasePlan Corp. NV
1.000%, 05/02/23	EUR	2,000	2,360,839
Ω 2.875%, 10/24/24		3,000	3,097,415
Schlumberger Finance BV
0.000%, 10/15/24	EUR	3,375	3,946,574
Sensata Technologies B.V.
Ω 5.625%, 11/01/24		2,000	2,194,400
Shell International Finance BV
1.875%, 05/10/21		816	822,472

TOTAL NETHERLANDS			18,725,990

NEW ZEALAND — (0.4%)
Westpac Securities NZ, Ltd.
0.300%, 06/25/24	EUR	3,000	3,533,795

NORWAY — (0.3%)
DNB Bank ASA
4.375%, 02/24/21	EUR	429	507,069
0.600%, 09/25/23	EUR	1,500	1,788,378

TOTAL NORWAY			2,295,447

SINGAPORE — (0.1%)
Flex, Ltd.
4.750%, 06/15/25		650	730,844

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
SPAIN — (1.5%)
Banco Santander SA
3.848%, 04/12/23		3,000	$3,206,838
Iberdrola International BV
1.750%, 09/17/23	EUR	500	614,798
Santander Holdings USA, Inc
3.700%, 03/28/22		1,000	1,036,436
3.400%, 01/18/23		1,000	1,049,830
Santander UK Group Holdings P.L.C.
2.875%, 08/05/21		1,000	1,017,902
Telefonica Emisiones SA
5.462%, 02/16/21		1,185	1,201,788
3.961%, 03/26/21	EUR	800	947,091
3.987%, 01/23/23	EUR	300	382,079
1.069%, 02/05/24	EUR	2,000	2,414,288
Telefonica Emisiones SAU
2.242%, 05/27/22	EUR	400	484,010

TOTAL SPAIN			12,355,060

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (0.2%)
EUROFIMA Floating Rate Note
EUROFIMA Floating Rate Note
(r) 0.370%, 11/15/21		2,000	2,000,340

SWEDEN — (0.8%)
Svenska Handelsbanken AB
0.500%, 03/21/23	EUR	900	1,067,755
Swedbank AB
0.250%, 11/07/22	EUR	3,000	3,524,431
Telefonaktiebolaget LM Ericsson
4.125%, 05/15/22		1,806	1,864,695

TOTAL SWEDEN			6,456,881

SWITZERLAND — (1.2%)
ABB Finance BV
0.625%, 05/03/23	EUR	2,500	2,971,203
Credit Suisse AG
3.000%, 10/29/21		1,457	1,496,205
Credit Suisse Group Funding Guernsey, Ltd.
1.250%, 04/14/22	EUR	2,100	2,493,130
3.750%, 03/26/25		1,500	1,659,586
UBS AG
0.625%, 01/23/23	EUR	1,000	1,185,819

TOTAL SWITZERLAND			9,805,943

	Face Amount^		Value†
	(000)
UNITED KINGDOM — (7.1%)
Barclays P.L.C.
1.500%, 04/01/22	EUR	1,100	$1,306,046
3.125%, 01/17/24	GBP	2,000	2,722,928
3.650%, 03/16/25		1,650	1,787,144
BAT International Finance P.L.C.
3.625%, 11/09/21	EUR	407	491,732
1.000%, 05/23/22	EUR	1,333	1,573,779
2.375%, 01/19/23	EUR	500	612,763
BP Capital Markets P.L.C.
1.373%, 03/03/22	EUR	3,146	3,744,743
British Telecommunications P.L.C.
0.500%, 06/23/22	EUR	3,100	3,645,625
0.875%, 09/26/23	EUR	1,500	1,788,183
CNH Industrial Capital LLC
3.875%, 10/15/21		1,000	1,026,429
4.375%, 04/05/22		250	262,248
Coca-Cola European Partners P.L.C
0.750%, 02/24/22	EUR	1,846	2,175,206
2.625%, 11/06/23	EUR	1,200	1,506,466
Diageo Finance P.L.C.
0.125%, 10/12/23	EUR	1,000	1,176,406
GlaxoSmithKline Capital P.L.C.
0.000%, 09/23/23	EUR	1,111	1,302,158
HSBC Bank Canada
2.449%, 01/29/21	CAD	2,000	1,508,714
HSBC Holdings P.L.C. Floating Rate Note
(r) 1.910%, 05/25/21		1,900	1,915,861
HSBC Holdings P.L.C.
4.000%, 03/30/22		700	735,332
Lloyds Banking Group P.L.C.
3.100%, 07/06/21		1,000	1,018,573
3.000%, 01/11/22		4,000	4,110,680
National Grid North America, Inc.
0.750%, 08/08/23	EUR	4,100	4,885,025
Nationwide Building Society
0.625%, 04/19/23	EUR	3,600	4,263,455
Natwest Markets P.L.C.
Ω 3.625%, 09/29/22		200	210,514
1.125%, 06/14/23	EUR	1,500	1,790,193
NatWest Markets P.L.C.
1.000%, 05/28/24	EUR	2,500	2,974,171
PPL WEM, Ltd. / Western Power Distribution P.L.C
Ω 5.375%, 05/01/21		500	505,568
Rolls-Royce P.L.C.
0.875%, 05/09/24	EUR	4,500	4,722,179

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED KINGDOM — (Continued)
Royalty Pharma P.L.C.
Ω 1.200%, 09/02/25		1,000	$994,861
TechnipFMC P.L.C.
3.450%, 10/01/22		1,000	1,029,320
Vodafone Group P.L.C.
1.250%, 08/25/21	EUR	1,000	1,179,092
1.750%, 08/25/23	EUR	1,750	2,144,528

TOTAL UNITED KINGDOM			59,109,922

UNITED STATES — (57.7%)
Abbott Ireland Financing DAC
0.875%, 09/27/23	EUR	4,500	5,404,547
AbbVie, Inc.
Ω 3.450%, 03/15/22		3,000	3,104,977
Ω 3.250%, 10/01/22		1,000	1,044,802
2.900%, 11/06/22		2,500	2,617,750
Ω 1.500%, 11/15/23	EUR	1,100	1,338,804
Aetna, Inc.
2.750%, 11/15/22		221	229,323
3.500%, 11/15/24		412	450,505
Albemarle Corp.
1.875%, 12/08/21	EUR	3,785	4,469,871
Ally Financial, Inc.
5.125%, 09/30/24		3,000	3,391,015
Altria Group, Inc.
1.000%, 02/15/23	EUR	2,000	2,379,120
American Express Credit Corp.
0.625%, 11/22/21	EUR	1,445	1,696,985
American International Group, Inc
1.500%, 06/08/23	EUR	1,400	1,685,993
4.125%, 02/15/24		3,300	3,652,827
Amgen, Inc.
1.250%, 02/25/22	EUR	4,160	4,920,574
Anthem, Inc.
3.125%, 05/15/22		3,000	3,123,193
Ares Capital Corp.
# 4.200%, 06/10/24		3,000	3,133,412
Arrow Electronics, Inc.
3.500%, 04/01/22		700	721,775
3.250%, 09/08/24		1,400	1,512,220
AT&T, Inc.
1.450%, 06/01/22	EUR	400	476,244
1.050%, 09/05/23	EUR	500	600,278
1.950%, 09/15/23	EUR	1,500	1,841,684
2.400%, 03/15/24	EUR	1,000	1,252,637
AutoZone, Inc.
2.500%, 04/15/21		1,695	1,708,580
Avient Corp.
5.250%, 03/15/23		1,400	1,499,778
Avnet, Inc.
4.875%, 12/01/22		3,000	3,206,979

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.
2.773%, 12/15/22		1,000	$1,045,263
Bank of America Corp.
3.228%, 06/22/22	CAD	2,000	1,563,642
1.625%, 09/14/22	EUR	1,050	1,263,102
3.300%, 01/11/23		2,000	2,120,780
0.750%, 07/26/23	EUR	1,500	1,783,906
Baxter International, Inc.
0.400%, 05/15/24	EUR	2,000	2,373,911
Becton Dickinson and Co.
3.125%, 11/08/21		1,600	1,641,373
Bemis Co., Inc.
4.500%, 10/15/21		500	513,551
Best Buy Co., Inc.
5.500%, 03/15/21		2,000	2,011,700
Biogen, Inc.
3.625%, 09/15/22		1,500	1,587,029
Boardwalk Pipelines L.P.
# 4.950%, 12/15/24		3,937	4,287,623
Boeing Co. (The)
2.200%, 10/30/22		3,500	3,536,908
Booking Holdings, Inc.
0.800%, 03/10/22	EUR	2,900	3,413,966
2.150%, 11/25/22	EUR	2,910	3,518,597
Boston Scientific Corp.
3.375%, 05/15/22		2,500	2,609,461
3.850%, 05/15/25		318	359,510
Broadcom, Inc.
4.700%, 04/15/25		5,150	5,852,117
Brown & Brown, Inc.
4.200%, 09/15/24		1,840	2,038,424
Bunge, Ltd. Finance Corp.
3.000%, 09/25/22		1,000	1,039,778
4.350%, 03/15/24		4,319	4,750,754
Campbell Soup Co.
2.500%, 08/02/22		886	915,478
3.950%, 03/15/25		1,000	1,114,839
3.300%, 03/19/25		1,223	1,333,261
Capital One Financial Corp.
4.750%, 07/15/21		1,900	1,958,766
3.200%, 01/30/23		2,500	2,635,456
3.200%, 02/05/25		1,000	1,079,558
Carrier Global Corp.
Ω 2.242%, 02/15/25		564	589,011
CF Industries, Inc.
3.450%, 06/01/23		240	245,400
Chevron Corp. Floating Rate Note
(r) 0.810%, 11/15/21		3,750	3,768,433
CIT Group, Inc.
5.000%, 08/01/23		335	360,962

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Citigroup, Inc.
1.375%, 10/27/21	EUR	400	$473,633
3.390%, 11/18/21	CAD	2,000	1,545,162
4.500%, 01/14/22		2,000	2,096,717
Citizens Bank NA
2.650%, 05/26/22		1,000	1,032,111
CMS Energy Corp.
5.050%, 03/15/22		500	524,706
CNH Industrial Capital LLC
1.950%, 07/02/23		800	813,763
# 4.200%, 01/15/24		1,567	1,696,045
Coca-Cola Co. (The)
0.500%, 03/08/24	EUR	1,650	1,969,253
Comerica, Inc.
# 3.700%, 07/31/23		1,000	1,078,991
Conagra Brands, Inc.
4.300%, 05/01/24		704	785,802
Consolidated Edison, Inc.
2.000%, 05/15/21		1,860	1,874,525
Constellation Brands, Inc.
2.700%, 05/09/22		2,475	2,550,021
3.200%, 02/15/23		1,000	1,054,781
Cox Communications, Inc.
Ω 3.250%, 12/15/22		2,192	2,308,225
Ω 3.850%, 02/01/25		380	419,097
CVS Health Corp. Floating Rate Note
(r) 0.962%, 03/09/21		2,000	2,003,954
2.125%, 06/01/21		500	504,331
2.750%, 12/01/22		1,000	1,041,228
Daimler Finance North America LLC
#Ω 3.300%, 05/19/25		300	327,140
DCP Midstream Operating L.P.
4.950%, 04/01/22		450	456,750
5.375%, 07/15/25		2,000	2,100,000
Dell, Inc.
# 4.625%, 04/01/21		500	505,740
DH Europe Finance Sarl
1.700%, 01/04/22	EUR	4,600	5,474,396
Discover Financial Services
3.850%, 11/21/22		1,197	1,277,965
3.750%, 03/04/25		1,200	1,308,769
Dollar Tree, Inc.
3.700%, 05/15/23		4,544	4,872,395
DPL, Inc.
Ω 4.125%, 07/01/25		2,000	2,090,000
DuPont de Nemours, Inc.
2.169%, 05/01/23		5,800	5,862,990
DXC Technology Co.
4.250%, 04/15/24		2,000	2,152,261
4.125%, 04/15/25		3,400	3,660,512

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
E*TRADE Financial Corp.
2.950%, 08/24/22		3,500	$3,642,679
Eastman Chemical Co.
3.600%, 08/15/22		2,000	2,090,319
1.500%, 05/26/23	EUR	1,000	1,194,486
3.800%, 03/15/25		1,000	1,098,087
eBay, Inc.
2.600%, 07/15/22		500	515,350
2.750%, 01/30/23		816	853,070
Edgewell Personal Care Co.
4.700%, 05/24/22		850	875,500
Edison International
# 2.400%, 09/15/22		2,454	2,491,013
4.950%, 04/15/25		3,000	3,317,694
Electronic Arts, Inc.
3.700%, 03/01/21		1,962	1,978,029
EMC Corp.
3.375%, 06/01/23		131	133,561
Emerson Electric Co.
0.375%, 05/22/24	EUR	1,020	1,208,506
Energy Transfer Operating L.P.
3.600%, 02/01/23		2,500	2,575,810
Enterprise Products Operating LLC
# 2.850%, 04/15/21		1,500	1,513,193
Equifax, Inc.
3.300%, 12/15/22		2,652	2,781,793
Evergy, Inc.
4.850%, 06/01/21		915	928,511
Eversource Energy
2.500%, 03/15/21		206	207,247
Exelon Generation Co. LLC
3.400%, 03/15/22		1,000	1,035,216
4.250%, 06/15/22		500	526,165
3.250%, 06/01/25		2,500	2,719,205
Expedia Group, Inc.
4.500%, 08/15/24		3,467	3,688,787
FedEx Corp.
0.700%, 05/13/22	EUR	2,250	2,654,660
1.000%, 01/11/23	EUR	1,000	1,188,907
Fidelity & Guaranty Life
Holdings, Inc.
Ω 5.500%, 05/01/25		1,700	1,947,061
Fifth Third Bancorp
3.500%, 03/15/22		1,825	1,893,678
Flex, Ltd.
5.000%, 02/15/23		1,700	1,850,804
Ford Credit Canada Co.
2.766%, 06/22/22	CAD	2,500	1,846,600
Ford Motor Credit Co. LLC
3.200%, 01/15/21		800	800,000
3.336%, 03/18/21		1,500	1,500,000

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
GATX Corp.
4.750%, 06/15/22		3,000	$3,187,544
GE Capital Funding LLC
Ω 3.450%, 05/15/25		800	854,846
General Electric Co.
0.375%, 05/17/22	EUR	3,000	3,509,114
2.700%, 10/09/22		1,500	1,555,408
3.375%, 03/11/24		183	196,953
General Mills, Inc. Floating Rate Note
(r) 0.770%, 04/16/21		1,000	1,001,630
General Mills, Inc.
3.150%, 12/15/21		985	1,008,262
General Motors Financial Co., Inc.
3.200%, 07/06/21		2,800	2,837,798
3.450%, 01/14/22		800	821,048
3.250%, 01/05/23		500	518,357
2.750%, 06/20/25		1,800	1,857,821
Glencore Funding LLC
Ω 4.625%, 04/29/24		3,400	3,729,488
Global Payments, Inc.
3.800%, 04/01/21		234	236,704
GLP Capital L.P. / GLP Financing II, Inc.
3.350%, 09/01/24		3,125	3,172,531
Goldman Sachs Group, Inc.
2.000%, 07/27/23	EUR	1,000	1,228,524
Goldman Sachs Group, Inc. (The)
3.550%, 02/12/21	CAD	1,000	756,902
5.250%, 07/27/21		750	776,869
3.250%, 02/01/23	EUR	291	364,116
Graphic Packaging International LLC
4.875%, 11/15/22		700	724,500
4.125%, 08/15/24		824	867,260
Halliburton Co.
3.500%, 08/01/23		800	844,138
Harley-Davidson Financial Services, Inc.
Ω 2.550%, 06/09/22		3,500	3,568,051
0.900%, 11/19/24	EUR	1,500	1,745,193
Hasbro, Inc.
3.150%, 05/15/21		1,384	1,396,025
HCA, Inc.
5.375%, 02/01/25		3,250	3,598,822
Hewlett Packard Enterprise Co.
4.450%, 10/02/23		3,500	3,866,173
4.650%, 10/01/24		1,600	1,805,846
Honeywell International, Inc.
1.300%, 02/22/23	EUR	1,465	1,764,036

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Howmet Aerospace, Inc.
6.875%, 05/01/25		3,100	$3,448,750
Humana, Inc.
3.850%, 10/01/24		3,000	3,311,756
Huntington Bancshares, Inc.
3.150%, 03/14/21		1,500	1,512,156
2.300%, 01/14/22		400	408,543
Hyatt Hotels Corp.
3.375%, 07/15/23		714	734,293
Illinois Tool Works, Inc.
1.250%, 05/22/23	EUR	1,000	1,205,990
International Business Machines Corp.
0.500%, 09/07/21	EUR	750	879,731
0.375%, 01/31/23	EUR	2,625	3,098,876
1.250%, 05/26/23	EUR	1,500	1,814,740
Interpublic Group of Cos., Inc. (The)
4.200%, 04/15/24		1,000	1,105,223
John Deere Cash Management SA
0.500%, 09/15/23	EUR	800	955,748
Johnson Controls International P.L.C.
1.000%, 09/15/23	EUR	3,401	4,087,473
JPMorgan Chase & Co.
2.750%, 08/24/22	EUR	2,868	3,515,979
0.625%, 01/25/24	EUR	1,333	1,579,290
Kellogg Co.
4.000%, 12/15/20		130	130,559
0.800%, 11/17/22	EUR	2,840	3,371,519
Keurig Dr Pepper, Inc.
2.700%, 11/15/22		1,000	1,037,755
KeyCorp
5.100%, 03/24/21		751	765,044
Kinder Morgan Energy Partners L.P.
3.950%, 09/01/22		706	741,899
Kraft Heinz Foods Co.
# 3.950%, 07/15/25		2,000	2,164,857
Kroger Co. (The)
3.300%, 01/15/21		1,167	1,171,263
3.400%, 04/15/22		975	1,011,046
2.800%, 08/01/22		1,500	1,556,218
L3Harris Technologies, Inc.
4.950%, 02/15/21		164	164,543
Laboratory Corp. of America Holdings
3.200%, 02/01/22		900	930,320
3.750%, 08/23/22		779	818,301
Lazard Group LLC
3.750%, 02/13/25		1,000	1,085,217

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Lennar Corp.
8.375%, 01/15/21		500	$506,500
4.125%, 01/15/22		1,400	1,433,250
Liberty Mutual Group, Inc.
Ω 5.000%, 06/01/21		2,400	2,463,683
Ω 4.950%, 05/01/22		615	654,820
Lincoln National Corp.
3.350%, 03/09/25		1,000	1,088,645
LyondellBasell Industries NV
6.000%, 11/15/21		1,677	1,746,271
Marathon Oil Corp.
3.850%, 06/01/25		920	940,967
Marathon Petroleum Corp.
3.400%, 12/15/20		2,100	2,101,839
4.500%, 05/01/23		300	322,455
4.700%, 05/01/25		1,900	2,108,844
Marriott International, Inc.
2.875%, 03/01/21		800	804,618
McDonald’s Corp.
1.000%, 11/15/23	EUR	2,000	2,413,854
0.625%, 01/29/24	EUR	1,500	1,789,741
McKesson Corp.
3.650%, 11/30/20		1,165	1,167,965
Medtronic Global Holdings SCA
0.000%, 12/02/22	EUR	3,258	3,810,275
MGM Resorts International
7.750%, 03/15/22		1,500	1,575,487
Micron Technology, Inc.
2.497%, 04/24/23		2,577	2,681,094
Molson Coors Beverage Co.
1.250%, 07/15/24	EUR	2,000	2,364,119
Molson Coors Brewing Co.
2.100%, 07/15/21		495	500,133
Morgan Stanley
2.500%, 04/21/21		750	757,879
3.125%, 08/05/21	CAD	1,600	1,224,229
1.875%, 03/30/23	EUR	500	608,867
Mosaic Co. (The)
3.750%, 11/15/21		2,000	2,041,565
3.250%, 11/15/22		1,750	1,826,766
MPLX L.P.
4.875%, 12/01/24		1,165	1,304,581
Mylan NV
3.750%, 12/15/20		87	87,102
2.250%, 11/22/24	EUR	1,642	2,047,471
Mylan, Inc.
Ω 3.125%, 01/15/23		1,000	1,050,343
NetApp, Inc.
3.250%, 12/15/22		935	977,433
Netflix, Inc.
5.875%, 02/15/25		2,000	2,262,500
Newell Brands, Inc.
4.875%, 06/01/25		2,000	2,165,600

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Newmont Corp.
3.625%, 06/09/21		1,700	$1,723,343
NextEra Energy Capital Holdings, Inc.
4.500%, 06/01/21		1,000	1,013,699
Nissan Motor Acceptance Corp.
1.900%, 09/14/21		270	271,175
Ω 3.450%, 03/15/23		1,000	1,027,316
Nordstrom, Inc.
4.000%, 10/15/21		1,000	993,998
NortonLifeLock, Inc.
3.950%, 06/15/22		1,200	1,228,500
NuStar Logistics L.P.
6.750%, 02/01/21		813	820,114
Omnicom Group, Inc. / Omnicom Capital, Inc.
3.625%, 05/01/22		5,175	5,413,061
3.650%, 11/01/24		500	548,576
ONEOK, Inc.
4.250%, 02/01/22		1,066	1,098,878
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
Ω 3.375%, 02/01/22		2,104	2,168,910
Ω 4.250%, 01/17/23		1,709	1,838,923
Philip Morris International, Inc.
1.875%, 03/03/21	EUR	2,000	2,345,060
0.625%, 11/08/24	EUR	1,800	2,147,153
Phillips 66 Partners L.P.
2.450%, 12/15/24		1,000	1,035,782
3.605%, 02/15/25		1,000	1,059,223
Plains All American Pipeline L.P. / PAA Finance Corp.
2.850%, 01/31/23		1,500	1,521,048
PPG Industries, Inc.
0.875%, 03/13/22	EUR	1,500	1,765,042
Radian Group, Inc.
4.500%, 10/01/24		3,500	3,552,500
Raytheon Technologies Corp.
Ω 2.800%, 03/15/22		2,000	2,058,318
Reynolds American, Inc.
4.450%, 06/12/25		1,500	1,694,307
Roper Technologies, Inc.
3.000%, 12/15/20		1,200	1,199,880
Ryder System, Inc.
3.450%, 11/15/21		900	925,561
2.500%, 09/01/22		2,000	2,067,816
3.400%, 03/01/23		2,000	2,114,666
Sealed Air Corp.
Ω 4.875%, 12/01/22		800	842,000
Sempra Energy
2.875%, 10/01/22		600	621,497

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Sherwin-Williams Co. (The)
2.750%, 06/01/22		98	$101,199
Simon Property Group L.P.
3.500%, 09/01/25		1,000	1,094,473
Southern Power Co.
2.500%, 12/15/21		898	916,583
1.000%, 06/20/22	EUR	1,950	2,310,907
Southwest Airlines Co.
4.750%, 05/04/23		1,000	1,071,155
5.250%, 05/04/25		3,500	3,891,551
Springleaf Finance Corp.
6.875%, 03/15/25		585	643,500
Steel Dynamics, Inc.
# 2.400%, 06/15/25		100	104,925
Stryker Corp.
1.125%, 11/30/23	EUR	1,833	2,216,737
Sunoco Logistics Partners Operations L.P.
4.650%, 02/15/22		2,750	2,853,770
3.450%, 01/15/23		500	511,783
Sysco Corp.
2.600%, 06/12/22		1,577	1,626,361
1.250%, 06/23/23	EUR	375	446,210
3.550%, 03/15/25		300	328,205
5.650%, 04/01/25		3,000	3,536,259
Tapestry, Inc.
4.250%, 04/01/25		3,400	3,568,506
Thermo Fisher Scientific, Inc.
2.150%, 07/21/22	EUR	500	602,402
Time Warner Cable LLC
4.125%, 02/15/21		100	100,207
Travelers Cos., Inc. (The)
3.900%, 11/01/20		250	250,000
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc.
5.875%, 06/15/24		250	270,469
Truist Bank
2.450%, 08/01/22		1,750	1,808,296
Tyson Foods, Inc.
4.500%, 06/15/22		1,000	1,054,767
United Parcel Service, Inc.
0.375%, 11/15/23	EUR	3,632	4,300,723
UnitedHealth Group, Inc.
2.875%, 12/15/21		500	513,362
Unum Group
4.000%, 03/15/24		2,800	3,021,558
4.500%, 03/15/25		2,000	2,223,944
Valero Energy Corp.
2.700%, 04/15/23		2,000	2,057,799
2.850%, 04/15/25		800	819,375
Ventas Realty L.P.
3.100%, 01/15/23		365	382,825
3.500%, 04/15/24		1,000	1,079,045
2.650%, 01/15/25		500	527,619

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Verizon Communications, Inc.
3.450%, 03/15/21		215	$217,542
ViacomCBS, Inc.
4.750%, 05/15/25		4,900	5,623,252
VMware, Inc.
2.950%, 08/21/22		1,000	1,038,187
Walgreen Co.
3.100%, 09/15/22		296	310,580
Walgreens Boots Alliance, Inc.
3.300%, 11/18/21		1,000	1,025,085
3.800%, 11/18/24		200	220,732
Waste Management, Inc.
4.600%, 03/01/21		1,139	1,142,748
Wells Fargo & Co.
2.094%, 04/25/22	CAD	3,000	2,292,029
1.500%, 09/12/22	EUR	750	897,505
Whirlpool Corp.
4.850%, 06/15/21		436	447,438
Williams Cos, Inc. (The)
4.300%, 03/04/24		1,000	1,089,673
3.900%, 01/15/25		596	646,166
Williams Cos., Inc. (The)
7.875%, 09/01/21		1,200	1,271,599
# 4.000%, 11/15/21		1,848	1,894,258
WR Berkley Corp.
4.625%, 03/15/22		975	1,027,790
Wyndham Destinations, Inc.
4.250%, 03/01/22		2,400	2,406,000
Xerox Holdings Corp.
Ω 5.000%, 08/15/25		3,500	3,455,515
Xilinx, Inc.
3.000%, 03/15/21		989	996,742
Zimmer Biomet Holdings, Inc.
3.150%, 04/01/22		1,345	1,388,079
3.550%, 04/01/25		4,250	4,678,570
Zoetis, Inc.
3.250%, 02/01/23		1,000	1,053,711

TOTAL UNITED STATES			477,377,632

TOTAL BONDS			785,375,586

U.S. TREASURY OBLIGATIONS — (2.5%)
U.S. Treasury Notes
(r) 0.239%, 04/30/21		1,500	1,501,005
#(r) 0.320%, 07/31/21		13,147	13,165,772
(r) 0.254%, 01/31/22		6,000	6,008,908

TOTAL U.S. TREASURY OBLIGATIONS			20,675,685

TOTAL INVESTMENT SECURITIES (Cost $787,837,864)			806,051,271

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

	Shares	Value†
SECURITIES LENDING COLLATERAL — (2.6%)
@§ The DFA Short Term Investment Fund	1,855,456	$21,469,481

TOTAL INVESTMENTS — (100.0%)
(Cost $809,307,304)		$827,520,752

As of October 31, 2020, DFA Targeted Credit Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	79,023,079	EUR	67,679,286	Citibank, N.A.	11/10/20	$188,211
USD	75,083,017	EUR	63,852,743	Citibank, N.A.	01/11/21	588,747
USD	22,741,036	CAD	29,908,699	Citibank, N.A.	01/21/21	283,023
USD	121,687,236	EUR	102,934,370	State Street Bank and Trust	01/22/21	1,569,419

Total Appreciation						$2,629,400

EUR	5,568,837	USD	6,580,504	Citibank, N.A.	11/10/20	$(93,756)
USD	2,811,731	GBP	2,171,295	Citibank, N.A.	01/08/21	(2,728)

Total (Depreciation)						$(96,484)

Total Appreciation (Depreciation)						$2,532,916

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$19,950,173	—	$19,950,173
Belgium	—	1,193,655	—	1,193,655
Canada	—	40,560,949	—	40,560,949
Denmark	—	4,134,404	—	4,134,404
Finland	—	6,831,290	—	6,831,290
France	—	22,534,828	—	22,534,828
Germany	—	43,401,142	—	43,401,142
Ireland	—	3,279,132	—	3,279,132
Italy	—	17,177,077	—	17,177,077
Japan	—	28,127,262	—	28,127,262
Jersey, Channel Islands	—	2,306,914	—	2,306,914
Luxembourg	—	3,486,906	—	3,486,906
Netherlands	—	18,725,990	—	18,725,990
New Zealand	—	3,533,795	—	3,533,795
Norway	—	2,295,447	—	2,295,447
Singapore	—	730,844	—	730,844
Spain	—	12,355,060	—	12,355,060
Supranational Organization Obligations	—	2,000,340	—	2,000,340

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Sweden	—	$6,456,881	—	$6,456,881
Switzerland	—	9,805,943	—	9,805,943
United Kingdom	—	59,109,922	—	59,109,922
United States	—	477,377,632	—	477,377,632
U.S. Treasury Obligations.	—	20,675,685	—	20,675,685
Securities Lending Collateral	—	21,469,481	—	21,469,481
Forward Currency Contracts**	—	2,532,916	—	2,532,916

TOTAL	—	$830,053,668	—	$830,053,668

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount^		Value†
	(000)
AGENCY OBLIGATIONS — (8.9%)
Fannie Mae or Freddie Mac
2.500%, 11/01/35		32,000	$33,246,875
3.000%, 11/01/50		63,400	66,262,906
3.500%, 11/01/50		73,500	77,618,584
4.000%, 11/01/50		33,900	36,204,141
Federal Farm Credit Bank
2.630%, 08/03/26		67	74,657
5.770%, 01/05/27		22	28,774
Federal Home Loan Bank
4.750%, 03/10/23		170	188,198
5.375%, 08/15/24		65	77,470
4.375%, 03/13/26		70	84,174
Federal National Mortgage Association
7.125%, 01/15/30		75	114,596
0.875%, 08/05/30		13,200	12,825,387
Ginnie Mae
3.500%, 11/01/50		4,500	4,743,545

TOTAL AGENCY OBLIGATIONS			231,469,307

BONDS — (89.5%)

AUSTRALIA — (4.3%)
BHP Billiton Finance USA, Ltd.
2.875%, 02/24/22		13	13,414
BHP Billiton Finance, Ltd.
3.250%, 09/24/27	EUR	1,800	2,559,907
Commonwealth Bank of Australia
Ω 2.850%, 05/18/26		266	292,246
Ω 3.150%, 09/19/27		10	11,151
FMG Resources August 2006 Pty, Ltd.
#Ω 5.125%, 05/15/24		2,690	2,877,991
Ω 4.500%, 09/15/27		4,000	4,283,720
Macquarie Bank, Ltd.
Ω 3.900%, 01/15/26		289	331,353
National Australia Bank, Ltd.
Ω 3.500%, 01/10/27		351	397,543
New South Wales Treasury Corp.
2.000%, 03/20/31	AUD	8,000	6,069,195
2.000%, 03/08/33	AUD	8,000	5,986,159
Queensland Treasury Corp.
1.750%, 08/21/31	AUD	4,000	2,952,453
1.750%, 07/20/34	AUD	34,000	24,251,285
Rio Tinto Finance P.L.C.
4.000%, 12/11/29	GBP	3,500	5,655,962

	Face Amount^		Value†
	(000)
AUSTRALIA — (Continued)
Rio Tinto Finance USA, Ltd.
7.125%, 07/15/28		1,400	$1,962,036
South Australian Government Financing Authority
1.750%, 05/24/32	AUD	24,000	17,493,348
Telstra Corp., Ltd.
1.375%, 03/26/29	EUR	3,000	3,872,024
Treasury Corp. of Victoria
1.500%, 09/10/31	AUD	5,000	3,584,759
2.250%, 11/20/34	AUD	21,500	16,248,892
Western Australian Treasury Corp.
2.000%, 10/24/34	AUD	15,500	11,424,270
Westpac Banking Corp.
2.850%, 05/13/26		104	114,453
2.700%, 08/19/26		23	25,171

TOTAL AUSTRALIA			110,407,332

BELGIUM — (0.5%)
Anheuser-Busch InBev SA
2.700%, 03/31/26	EUR	1,000	1,335,248
2.000%, 03/17/28	EUR	1,000	1,312,510
2.250%, 05/24/29	GBP	600	837,508
1.650%, 03/28/31	EUR	1,500	1,931,459
Anheuser-Busch InBev Worldwide, Inc.
4.000%, 04/13/28		2,500	2,876,940
4.900%, 01/23/31		2,925	3,667,058

TOTAL BELGIUM			11,960,723

CANADA — (11.0%)
Alimentation Couche-Tard, Inc.
1.875%, 05/06/26	EUR	700	876,489
Ω 3.550%, 07/26/27		1,620	1,797,660
Canadian Natural Resources, Ltd.
3.420%, 12/01/26	CAD	1,000	792,479
3.850%, 06/01/27		3,865	4,082,562
Canadian Pacific Railway Co.
2.900%, 02/01/25		535	578,657
3.700%, 02/01/26		45	50,333
Cenovus Energy, Inc.
3.000%, 08/15/22		3,000	2,971,528
3.800%, 09/15/23		3,000	3,047,088
Enbridge, Inc.
4.000%, 10/01/23		34	36,730
3.500%, 06/10/24		15	16,159

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
CANADA — (Continued)
Fairfax Financial Holdings, Ltd.
4.850%, 04/17/28		1,000	$1,088,753
Husky Energy, Inc.
3.600%, 03/10/27	CAD	4,000	2,959,574
4.400%, 04/15/29		3,038	3,087,910
ITC Holdings Corp.
3.650%, 06/15/24		113	123,122
Nova Scotia, Province of Canada
2.000%, 09/01/30	CAD	5,000	3,935,600
Nutrien, Ltd.
3.625%, 03/15/24		540	586,878
3.000%, 04/01/25		40	43,120
Province of Alberta Canada
3.600%, 04/11/28	AUD	2,500	2,055,086
2.050%, 06/01/30	CAD	19,000	14,882,121
3.500%, 06/01/31	CAD	4,000	3,545,418
3.900%, 12/01/33	CAD	45,600	42,269,417
Province of British Columbia Canada
# 6.500%, 01/15/26		93	119,079
5.400%, 06/18/35	CAD	25,000	27,752,008
Province of Manitoba Canada
2.050%, 06/02/30	CAD	15,000	11,854,650
Province of Ontario Canada
5.850%, 03/08/33	CAD	16,600	18,425,963
5.600%, 06/02/35	CAD	42,000	47,127,449
Province of Quebec Canada
1.900%, 09/01/30	CAD	14,000	11,023,673
6.250%, 06/01/32	CAD	15,000	16,860,955
Province of Saskatchewan Canada
2.200%, 06/02/30	CAD	7,000	5,528,965
6.400%, 09/05/31	CAD	23,000	25,550,664
Rogers Communications, Inc.
3.000%, 03/15/23		21	22,116
4.000%, 03/13/24	CAD	2,000	1,634,272
Spectra Energy Partners L.P.
4.750%, 03/15/24		22	24,450
Suncor Energy, Inc.
3.600%, 12/01/24		87	94,411
Thomson Reuters Corp.
4.300%, 11/23/23		60	65,733
3.350%, 05/15/26		2,000	2,229,444
Toronto-Dominion Bank (The)
1.994%, 03/23/22	CAD	58	44,429
Total Capital Canada, Ltd.
2.125%, 09/18/29	EUR	10,400	14,258,235
TransAlta Corp.
4.500%, 11/15/22		1,000	1,035,000
TransCanada PipeLines, Ltd.
4.875%, 01/15/26		3,000	3,510,223

	Face Amount^		Value†
	(000)
CANADA — (Continued)
4.625%, 03/01/34		4,200	$4,845,173
5.600%, 03/31/34		1,000	1,250,454
Videotron Ltd.
Ω 5.375%, 06/15/24		930	1,011,375
Videotron, Ltd.
5.000%, 07/15/22		921	967,133

TOTAL CANADA			284,062,538

DENMARK — (0.2%)
AP Moller—Maersk A.S.
1.750%, 03/16/26	EUR	4,500	5,561,806

FINLAND — (0.3%)
Nokia Oyj
4.375%, 06/12/27		7,250	7,734,880

FRANCE — (3.7%)
BNP Paribas SA
3.250%, 03/03/23		22	23,421
1.500%, 11/17/25	EUR	1,200	1,478,793
BPCE S.A.
Ω 3.500%, 10/23/27		5,000	5,484,461
BPCE SA
4.000%, 04/15/24		500	552,949
Credit Agricole SA
1.375%, 05/03/27	EUR	2,000	2,531,274
Electricite de France SA
Ω 3.625%, 10/13/25		40	44,671
6.250%, 05/30/28	GBP	1,000	1,730,092
5.875%, 07/18/31	GBP	3,200	5,831,017
6.125%, 06/02/34	GBP	1,500	2,888,232
Orange SA
8.125%, 11/20/28	GBP	1,964	3,873,448
2.000%, 01/15/29	EUR	1,200	1,610,074
3.250%, 01/15/32	GBP	600	906,347
Pernod Ricard SA
1.500%, 05/18/26	EUR	800	1,006,546
#Ω 3.250%, 06/08/26		173	192,405
Sanofi
1.375%, 03/21/30	EUR	9,200	12,128,060
SNCF Reseau
1.875%, 03/30/34	EUR	3,000	4,299,362
5.250%, 01/31/35	GBP	3,000	5,889,367
Societe Generale S.A.
#Ω 3.000%, 01/22/30		1,400	1,443,852
Societe Generale SA
1.125%, 01/23/25	EUR	1,200	1,436,514
Ω 4.750%, 09/14/28		1,000	1,160,816
2.125%, 09/27/28	EUR	2,000	2,553,425
Total Capital Internatioal SA
1.491%, 09/04/30	EUR	800	1,049,573
Total Capital International SA
3.750%, 04/10/24		112	123,672

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
FRANCE — (Continued)
0.696%,05/31/28	EUR	7,300	$8,910,923
1.375%,10/04/29	EUR	3,200	4,147,205
1.405%,09/03/31	GBP	4,000	5,329,219
TOTAL CAPITAL INTL SA
0.750%,07/12/28	EUR	8,600	10,559,198
Total Capital S.A.
# 3.883%,10/11/28		7,200	8,403,950

TOTAL FRANCE			95,588,866

GERMANY — (3.0%)
Bayer Capital Corp BV
1.500%,06/26/26	EUR	5,700	7,066,304
Bayer Capital Corp. B.V. Co.
2.125%,12/15/29	EUR	900	1,173,911
Bayer U.S. Finance II LLC
Ω 5.500%,08/15/25		26	30,364
BMW Finance NV
1.125%,01/10/28	EUR	750	944,149
1.500%,02/06/29	EUR	2,600	3,347,101
BMW US Capital LLC
Ω 2.800%,04/11/26		194	208,853
Ω 3.300%,04/06/27		58	63,383
1.000%,04/20/27	EUR	1,800	2,232,131
Daimler AG
1.000%,11/15/27	EUR	4,300	5,222,911
2.000%,02/27/31	EUR	1,000	1,310,522
1.125%,08/08/34	EUR	1,900	2,288,665
Daimler Finance North America LLC
8.500%,01/18/31		1,304	2,011,437
Deutsche Bank AG
3.125%,01/13/21		23	23,096
3.700%,05/30/24		113	119,551
Deutsche Telekom AG
3.125%,02/06/34	GBP	3,000	4,529,629
1.375%,07/05/34	EUR	3,000	3,817,420
Deutsche Telekom International Finance BV
1.375%,01/30/27	EUR	500	633,552
2.250%,04/13/29	GBP	1,600	2,215,603
E.ON International Finance BV
6.375%,06/07/32	GBP	2,150	4,152,395
E.ON SE
1.625%,05/22/29	EUR	1,200	1,561,684
EMD Finance LLC
Ω 2.950%,03/19/22		60	61,764
Fresenius Medical Care US Finance III, Inc.
Ω 2.375%,02/16/31		5,700	5,598,174
Kreditanstalt fuer Wiederaufbau
2.050%,02/16/26	JPY	1,023,000	10,951,119

	Face Amount^		Value†
	(000)
GERMANY — (Continued)
3.200%, 03/15/28	AUD	10,000	$8,216,735
T-Mobile USA, Inc.
# 4.000%, 04/15/22		800	825,188
Volkswagen International Finance NV
1.875%, 03/30/27	EUR	5,400	6,836,263
ZF North America Capital, Inc.
Ω 4.500%, 04/29/22		3,243	3,334,582

TOTAL GERMANY			78,776,486

IRELAND — (0.3%)
Perrigo Finance Unlimited Co.
3.150%, 06/15/30		7,130	7,343,383

ITALY — (1.2%)
Enel Finance International NV
1.375%, 06/01/26	EUR	1,500	1,876,447
1.125%, 09/16/26	EUR	2,000	2,483,686
Ω 4.875%, 06/14/29		6,000	7,285,265
Eni SpA
1.500%, 01/17/27	EUR	1,000	1,257,733
1.125%, 09/19/28	EUR	1,700	2,110,539
Intesa Sanpaolo SpA
#Ω 3.875%, 07/14/27		1,500	1,615,500
1.750%, 07/04/29	EUR	3,800	4,687,626
Ω 4.000%, 09/23/29		2,000	2,185,329
2.500%, 01/15/30	GBP	3,850	5,047,515
Italy Buoni Poliennali Del Tesoro
1.250%, 12/01/26	EUR	2,100	2,591,533

TOTAL ITALY			31,141,173

JAPAN — (2.3%)
American Honda Finance Corp.
2.300%, 09/09/26		130	138,534
Beam Suntory, Inc.
3.250%, 06/15/23		21	22,140
Honda Canada Finance, Inc.
3.444%, 05/23/25	CAD	5,000	4,115,477
Japan Government Twenty Year Bond
1.800%, 09/20/31	JPY	1,280,000	14,485,964
1.500%, 03/20/34	JPY	550,000	6,154,883
Mitsubishi UFJ Financial Group, Inc.
3.677%, 02/22/27		35	39,367
# 3.195%, 07/18/29		2,551	2,806,539

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
JAPAN — (Continued)
Mizuho Financial Group, Inc.
3.170%, 09/11/27		1,100	$1,195,809
MUFG Americas Holdings Corp.
3.500%, 06/18/22		64	67,169
Nomura Holdings, Inc.
3.103%, 01/16/30		10,168	10,718,894
Shire Acquisitions Investments Ireland DAC
3.200%, 09/23/26		800	889,133
StanCorp Financial Group, Inc.
5.000%, 08/15/22		37	38,799
Sumitomo Mitsui Financial Group, Inc.
3.784%, 03/09/26		434	492,413
3.944%, 07/19/28		700	805,022
3.040%, 07/16/29		9,750	10,574,811
2.750%, 01/15/30		790	840,950
2.130%, 07/08/30		1,000	1,011,179
Toyota Credit Canada, Inc.
2.020%, 02/28/22	CAD	58	44,331
Toyota Motor Corp.
# 3.669%, 07/20/28		2,615	3,028,889
Toyota Motor Credit Corp.
2.625%, 01/10/23		75	78,605
3.050%, 01/11/28		500	555,131
# 3.650%, 01/08/29		2,000	2,329,217

TOTAL JAPAN			60,433,256

LUXEMBOURG — (0.6%)
ArcelorMittal SA
3.600%, 07/16/24		5,000	5,204,172
4.550%, 03/11/26		3,000	3,229,494
Telecom Italia Capital S.A.
6.000%, 09/30/34		6,000	6,981,000

TOTAL LUXEMBOURG			15,414,666

NETHERLANDS — (2.4%)
Ahold Finance USA LLC
6.875%, 05/01/29		8	11,154
Allianz Finance II BV
1.500%, 01/15/30	EUR	2,900	3,845,031
0.500%, 01/14/31	EUR	2,300	2,773,007
BNG Bank NV
3.300%, 04/26/29	AUD	5,000	4,140,165
Cooperatieve Rabobank UA
3.875%, 02/08/22		83	86,727
Heineken NV
Ω 2.750%, 04/01/23		26	27,206
1.375%, 01/29/27	EUR	1,200	1,513,104

	Face Amount^		Value†
	(000)
NETHERLANDS — (Continued)
ING Groep NV
3.950%, 03/29/27		1,100	$1,249,991
1.375%, 01/11/28	EUR	3,100	3,911,568
4.050%, 04/09/29		300	351,552
Koninklijke Ahold Delhaize NV
1.125%, 03/19/26	EUR	520	643,952
Koninklijke KPN NV
5.750%, 09/17/29	GBP	1,500	2,347,718
Koninklijke Philips NV
1.375%, 05/02/28	EUR	2,000	2,567,611
Nederlandse Waterschapsbank NV
3.300%, 05/02/29	AUD	4,500	3,718,088
SHELL INTERNATIONAL FIN
1.250%, 05/12/28	EUR	5,600	7,077,653
Shell International Finance B.V.
0.125%, 11/08/27	EUR	5,000	5,857,572
3.875%, 11/13/28		3,200	3,698,382
2.375%, 11/07/29		13,250	13,859,931
Shell International Finance BV
2.250%, 11/10/20		54	54,020
1.625%, 01/20/27	EUR	1,208	1,548,572
0.750%, 08/15/28	EUR	2,000	2,441,246

TOTAL NETHERLANDS			61,724,250

NORWAY — (2.2%)
Aker BP ASA
Ω 2.875%, 01/15/26		4,000	3,959,636
Ω 3.750%, 01/15/30		4,000	3,830,391
Equinor ASA
2.650%, 01/15/24		81	85,796
# 3.625%, 09/10/28		2,500	2,887,985
6.125%, 11/27/28	GBP	1,250	2,242,655
6.875%, 03/11/31	GBP	18,350	36,736,229
Kommunalbanken A.S.
3.400%, 07/24/28	AUD	8,500	7,032,982

TOTAL NORWAY			56,775,674

SINGAPORE — (0.5%)
Singapore Government Bond
2.875%, 09/01/30	SGD	14,000	12,218,266

SPAIN — (0.6%)
Banco Santander SA
# 3.490%, 05/28/30		4,000	4,326,021
Santander Holdings USA, Inc.
4.500%, 07/17/25		206	228,466
4.400%, 07/13/27		2,000	2,231,544

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
SPAIN — (Continued)
Santander UK P.L.C.
4.000%, 03/13/24		103	$113,827
3.875%, 10/15/29	GBP	1,478	2,317,676
Telefonica Emisiones SA
5.462%, 02/16/21		10	10,142
5.445%, 10/08/29	GBP	650	1,104,964
Telefonica Emisiones SAU
1.715%, 01/12/28	EUR	4,300	5,520,864
Telefonica Europe BV
8.250%, 09/15/30		500	745,663

TOTAL SPAIN			16,599,167

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (2.4%)
African Development Bank
3.300%, 07/27/27	AUD	3,000	2,420,163
Asian Development Bank
2.350%, 06/21/27	JPY	2,720,000	30,293,847
EUROFIMA
3.350%, 05/21/29	AUD	8,000	6,549,158
European Investment Bank
1.900%, 01/26/26	JPY	568,700	6,010,506
2.150%, 01/18/27	JPY	1,489,600	16,232,912

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			61,506,586

SWEDEN — (0.2%)
Svenska Handelsbanken AB
0.250%, 02/28/22	EUR	110	129,163
Telefonaktiebolaget LM Ericsson
4.125%, 05/15/22		4,323	4,463,498

TOTAL SWEDEN			4,592,661

SWITZERLAND — (0.4%)
ABB Finance USA, Inc.
2.875%, 05/08/22		45	46,759
Credit Suisse AG
1.500%, 04/10/26	EUR	700	884,684
Novartis Capital Corp.
2.200%, 08/14/30		2,000	2,122,991
Novartis Finance SA
1.375%, 08/14/30	EUR	4,000	5,276,890
UBS Group AG
Ω 4.125%, 09/24/25		625	710,636
1.250%, 09/01/26	EUR	1,800	2,212,777

TOTAL SWITZERLAND			11,254,737

UNITED KINGDOM — (5.0%)
AstraZeneca P.L.C.
2.375%, 11/16/20		34	34,027

	Face Amount^		Value†
	(000)
UNITED KINGDOM — (Continued)
3.375%, 11/16/25		802	$899,648
1.250%, 05/12/28	EUR	1,200	1,528,561
4.000%, 01/17/29		1,000	1,186,444
5.750%, 11/13/31	GBP	450	864,333
BAE Systems Holdings, Inc.
Ω 2.850%, 12/15/20		14	14,026
Barclays P.L.C.
4.375%, 01/12/26		2,000	2,261,790
3.250%, 02/12/27	GBP	1,657	2,308,646
3.250%, 01/17/33	GBP	6,500	9,156,872
BAT International Finance P.L.C.
4.000%, 09/04/26	GBP	1,220	1,790,986
1.250%, 03/13/27	EUR	1,000	1,201,826
3.125%, 03/06/29	EUR	3,200	4,325,119
BP Capital Markets America, Inc.
3.245%, 05/06/22		33	34,397
3.119%, 05/04/26		1,635	1,787,599
3.017%, 01/16/27		127	136,785
BP Capital Markets P.L.C.
3.535%, 11/04/24		26	28,547
1.077%, 06/26/25	EUR	1,200	1,464,854
1.594%, 07/03/28	EUR	1,233	1,558,611
1.231%, 05/08/31	EUR	2,500	3,072,126
British Telecommunications P.L.C.
1.000%, 11/21/24	EUR	1,200	1,441,240
1.500%, 06/23/27	EUR	2,500	3,100,173
5.125%, 12/04/28		1,000	1,208,369
Ω 3.250%, 11/08/29		4,000	4,322,511
3.125%, 11/21/31	GBP	1,500	2,157,598
Centrica P.L.C.
4.375%, 03/13/29	GBP	1,000	1,562,606
CNH Industrial Capital LLC
4.375%, 04/05/22		406	425,890
CNH Industrial Finance Europe SA
1.750%, 03/25/27	EUR	2,000	2,429,295
1.625%, 07/03/29	EUR	2,550	3,045,568
Coca-Cola European Partners P.L.C.
1.750%, 05/26/28	EUR	1,400	1,812,084
Diageo Finance P.L.C.
1.500%, 10/22/27	EUR	1,000	1,281,737
Diageo Investment Corp.
2.875%, 05/11/22		2	2,076
Fiat Chrysler Automobiles NV
5.250%, 04/15/23		6,380	6,802,675
GlaxoSmithKline Capital P.L.C.
1.000%, 09/12/26	EUR	1,500	1,858,089
5.250%, 12/19/33	GBP	1,388	2,651,208

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED KINGDOM — (Continued)
HSBC Holdings P.L.C.
4.000%, 03/30/22		59	$61,978
2.625%, 08/16/28	GBP	5,164	7,124,847
4.950%, 03/31/30		1,700	2,066,704
HSBC USA, Inc.
3.500%, 06/23/24		147	159,888
Janus Capital Group, Inc.
4.875%, 08/01/25		106	121,399
Linde, Inc.
2.200%, 08/15/22		9	9,250
Lloyds Banking Group P.L.C.
4.450%, 05/08/25		300	340,066
3.750%, 01/11/27		3,500	3,876,820
1.500%, 09/12/27	EUR	2,100	2,621,337
4.550%, 08/16/28		2,300	2,712,299
Mead Johnson Nutrition Co.
4.125%, 11/15/25		69	79,516
Nationwide Building Society
3.250%, 01/20/28	GBP	1,500	2,251,934
Natwest Group P.L.C.
4.800%, 04/05/26		3,000	3,480,999
Prudential P.L.C.
3.125%, 04/14/30		100	111,439
Rolls-Royce P.L.C.
Ω 3.625%, 10/14/25		5,720	5,455,450
3.375%, 06/18/26	GBP	800	957,233
TechnipFMC P.L.C.
3.450%, 10/01/22		49	50,437
Transport for London
4.000%, 09/12/33	GBP	7,900	13,522,196
Unilever NV
1.000%, 02/14/27	EUR	1,500	1,873,914
1.375%, 07/31/29	EUR	700	917,164
Vodafone Group P.L.C.
1.125%, 11/20/25	EUR	500	613,578
1.500%, 07/24/27	EUR	1,750	2,206,720
4.200%, 12/13/27	AUD	1,800	1,447,544
7.875%, 02/15/30		77	112,176
1.625%, 11/24/30	EUR	2,500	3,211,008
5.900%, 11/26/32	GBP	3,250	6,120,241

TOTAL UNITED KINGDOM			129,262,453

UNITED STATES — (48.4%)
3M Co.
1.500%, 11/09/26	EUR	1,100	1,412,235
2.875%, 10/15/27		368	406,895
Abbott Ireland Financing DAC
1.500%, 09/27/26	EUR	5,000	6,335,696
Abbott Laboratories
2.950%, 03/15/25		146	159,853
AbbVie, Inc.
Ω 3.450%, 03/15/22		150	155,249
Ω 3.250%, 10/01/22		88	91,943

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
2.900%, 11/06/22		33	$34,554
Ω 3.800%, 03/15/25		529	587,445
3.600%, 05/14/25		1,000	1,108,296
4.250%, 11/14/28		2,400	2,831,432
2.625%, 11/15/28	EUR	3,416	4,682,590
2.125%, 06/01/29	EUR	1,500	1,982,310
Activision Blizzard, Inc.
3.400%, 06/15/27		1,052	1,189,917
Adobe, Inc.
3.250%, 02/01/25		22	24,301
Advance Auto Parts, Inc.
3.900%, 04/15/30		7,100	7,984,080
AECOM
5.875%, 10/15/24		1,500	1,650,000
5.125%, 03/15/27		5,660	6,190,342
Aetna, Inc.
2.750%, 11/15/22		97	100,653
3.500%, 11/15/24		63	68,888
Affiliated Managers Group, Inc.
3.500%, 08/01/25		1,730	1,903,119
3.300%, 06/15/30		2,600	2,756,045
Aflac, Inc.
3.250%, 03/17/25		129	142,457
# 3.600%, 04/01/30		4,025	4,662,472
Aircastle Ltd.
4.250%, 06/15/26		3,500	3,290,525
Alabama Power Co.
2.800%, 04/01/25		30	32,219
Albemarle Corp.
4.150%, 12/01/24		86	93,754
Ally Financial Inc.
3.875%, 05/21/24		2,000	2,150,786
Ally Financial, Inc.
4.125%, 02/13/22		1,250	1,302,370
5.125%, 09/30/24		2,000	2,260,677
8.000%, 11/01/31		2,000	2,759,459
Alphabet, Inc.
1.998%, 08/15/26		86	91,750
Altria Group, Inc.
4.750%, 05/05/21		2	2,046
2.200%, 06/15/27	EUR	4,700	5,952,292
4.800%, 02/14/29		3,250	3,813,299
3.400%, 05/06/30		400	434,082
Amazon.com, Inc.
1.500%, 06/03/30		5,300	5,334,371
American Express Credit Corp.
2.250%, 05/05/21		2	2,017
3.300%, 05/03/27		131	147,661
American International Group, Inc.
4.125%, 02/15/24		118	130,616
3.750%, 07/10/25		2,903	3,253,334

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
3.900%, 04/01/26		46	$52,419
1.875%, 06/21/27	EUR	4,075	5,117,690
American Water Capital Corp.
3.850%, 03/01/24		25	27,255
Ameriprise Financial, Inc.
4.000%, 10/15/23		43	47,382
2.875%, 09/15/26		65	71,360
AmerisourceBergen Corp.
3.400%, 05/15/24		433	469,602
2.800%, 05/15/30		6,900	7,333,868
Amgen, Inc.
3.625%, 05/22/24		75	82,113
3.125%, 05/01/25		37	40,385
2.600%, 08/19/26		28	30,349
4.000%, 09/13/29	GBP	1,836	2,930,144
2.300%, 02/25/31		2,413	2,501,571
Amphenol Technologies Holding GmbH
2.000%, 10/08/28	EUR	4,000	5,276,498
Analog Devices, Inc.
3.900%, 12/15/25		35	39,893
3.500%, 12/05/26		23	26,003
Anthem, Inc.
3.125%, 05/15/22		25	26,027
3.500%, 08/15/24		58	63,338
3.650%, 12/01/27		4,424	4,997,209
2.250%, 05/15/30		1,550	1,596,354
Aon Corp.
4.500%, 12/15/28		960	1,151,915
3.750%, 05/02/29		5,000	5,757,042
2.800%, 05/15/30		2,550	2,729,255
Aon P.L.C.
4.000%, 11/27/23		47	51,235
3.500%, 06/14/24		107	116,529
2.875%, 05/14/26	EUR	1,400	1,847,166
Apache Corp.
4.375%, 10/15/28		400	367,640
Apple, Inc.
2.500%, 02/09/25		53	56,983
2.450%, 08/04/26		200	216,943
3.000%, 06/20/27		64	71,536
3.000%, 11/13/27		81	90,733
3.050%, 07/31/29	GBP	2,156	3,355,448
2.200%, 09/11/29		1,400	1,494,080
0.500%, 11/15/31	EUR	2,000	2,436,453
Applied Materials, Inc.
3.300%, 04/01/27		59	66,437
Archer-Daniels-Midland Co.
2.500%, 08/11/26		58	63,110
Arconic, Inc.
5.900%, 02/01/27		2,700	2,963,250
# 6.750%, 01/15/28		700	798,819
Ares Capital Corp.
4.200%, 06/10/24		6,000	6,266,823

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
3.875%, 01/15/26		4,000	$4,102,437
Arizona Public Service Co.
3.150%, 05/15/25		71	77,530
Arrow Electronics, Inc.
3.875%, 01/12/28		1,903	2,114,474
Ashland LLC
# 4.750%, 08/15/22		101	106,212
Assurant, Inc.
4.000%, 03/15/23		75	79,597
AT&T, Inc.
1.800%, 09/05/26	EUR	800	1,011,269
3.800%, 02/15/27		653	734,794
4.375%, 09/14/29	GBP	500	783,719
2.600%, 12/17/29	EUR	1,463	1,987,157
2.750%, 06/01/31		3,500	3,625,506
3.550%, 12/17/32	EUR	1,500	2,224,438
Autodesk, Inc.
4.375%, 06/15/25		35	39,888
3.500%, 06/15/27		3,236	3,639,521
Automatic Data Processing, Inc.
3.375%, 09/15/25		144	162,209
AutoZone, Inc.
2.875%, 01/15/23		140	146,211
3.125%, 07/15/23		15	15,851
3.250%, 04/15/25		72	78,571
3.125%, 04/21/26		1,187	1,300,134
Avient Corp.
5.250%, 03/15/23		1,170	1,253,386
Avnet, Inc.
4.625%, 04/15/26		65	72,153
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.
3.337%, 12/15/27		2,000	2,142,148
Ball Corp.
5.000%, 03/15/22		1,035	1,078,004
5.250%, 07/01/25		500	565,512
4.875%, 03/15/26		4,000	4,450,000
2.875%, 08/15/30		2,000	1,977,500
Baltimore Gas & Electric Co.
# 2.400%, 08/15/26		8	8,594
Bank of America Corp.
3.300%, 01/11/23		52	55,140
4.000%, 04/01/24		72	79,663
7.000%, 07/31/28	GBP	1,500	2,753,079
Bank of America Corp. Floating Rate Note
(r) 3.419%, 12/20/28		184	204,481
Bank of New York Mellon Corp. (The)
3.650%, 02/04/24		123	134,503
3.000%, 02/24/25		330	360,289

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
2.800%, 05/04/26		64	$70,350
BAT Capital Corp.
2.726%, 03/25/31		3,200	3,156,933
Baxter International, Inc.
2.600%, 08/15/26		49	53,177
1.300%, 05/15/29	EUR	1,300	1,638,930
Belo Corp.
7.250%, 09/15/27		1,000	1,100,000
Bemis Co., Inc.
4.500%, 10/15/21		7	7,190
Berkshire Hathaway Finance Corp.
1.450%, 10/15/30		3,000	2,958,176
Berkshire Hathaway, Inc.
3.400%, 01/31/22		37	38,452
0.440%, 09/13/29	JPY	1,920,000	17,648,977
Best Buy Co., Inc.
4.450%, 10/01/28		5,000	5,902,559
Biogen, Inc.
4.050%, 09/15/25		1,000	1,136,216
2.250%, 05/01/30		3,000	3,024,085
Black Hills Corp.
4.350%, 05/01/33		655	778,077
BlackRock, Inc.
3.200%, 03/15/27		3,756	4,260,861
3.250%, 04/30/29		8,100	9,261,048
BMW US Capital LLC
# 3.300%, 04/06/27		500	546,408
Boeing Co. (The)
8.750%, 08/15/21		11	11,659
2.500%, 03/01/25		75	74,590
# 2.600%, 10/30/25		42	41,949
2.950%, 02/01/30		2,000	1,901,733
Booking Holdings, Inc.
2.375%, 09/23/24	EUR	1,000	1,248,733
3.600%, 06/01/26		108	119,814
1.800%, 03/03/27	EUR	800	994,652
3.550%, 03/15/28		2,300	2,532,284
4.625%, 04/13/30		5,182	6,131,414
BP Capital Markets America Inc.
# 3.633%, 04/06/30		800	901,468
BP Capital Markets America, Inc.
# 4.234%, 11/06/28		230	267,161
Bristol-Myers Squibb Co.
2.000%, 08/01/22		79	81,258
4.000%, 08/15/23		96	105,660
3.625%, 05/15/24		52	57,027
3.450%, 11/15/27		600	683,823
British Telecommunications PLC
5.750%, 12/07/28	GBP	1,000	1,682,481

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Broadcom, Inc.
4.300%, 11/15/32		2,700	$3,084,748
Brown & Brown, Inc.
4.200%, 09/15/24		54	59,823
4.500%, 03/15/29		1,500	1,716,450
Brown-Forman Corp.
1.200%, 07/07/26	EUR	3,000	3,662,701
2.600%, 07/07/28	GBP	1,100	1,580,616
Buckeye Partners L.P.
4.150%, 07/01/23		22	21,643
3.950%, 12/01/26		87	80,693
Bunge, Ltd. Finance Corp.
3.750%, 09/25/27		2,900	3,166,853
Burlington Northern Santa Fe LLC
3.000%, 04/01/25		50	54,540
7.000%, 12/15/25		10	12,811
CA, Inc.
4.700%, 03/15/27		205	225,332
Camden Property Trust
2.800%, 05/15/30		6,188	6,672,121
Campbell Soup Co.
2.500%, 08/02/22		23	23,765
3.300%, 03/19/25		47	51,237
4.150%, 03/15/28		2,883	3,338,901
2.375%, 04/24/30		1,460	1,505,215
Capital One Financial Corp.
4.750%, 07/15/21		23	23,711
3.750%, 04/24/24		54	58,763
3.750%, 03/09/27		1,800	2,010,794
3.800%, 01/31/28		4,400	4,944,504
1.650%, 06/12/29	EUR	2,800	3,361,179
Cardinal Health, Inc.
3.200%, 06/15/22		45	46,799
3.410%, 06/15/27		4,067	4,501,359
Cargill, Inc.
Ω 2.125%, 04/23/30		2,000	2,082,068
Caterpillar, Inc.
2.600%, 06/26/22		30	30,922
CBS Corp.
# 5.500%, 05/15/33		400	492,663
CF Industries Inc.
5.150%, 03/15/34		4,000	4,685,000
CF Industries, Inc.
3.450%, 06/01/23		3,048	3,116,580
Charles Schwab Corp
4.000%, 02/01/29		1,530	1,810,399
3.250%, 05/22/29		750	847,948
Charles Schwab Corp. (The)
3.000%, 03/10/25		99	107,700
3.200%, 03/02/27		1,000	1,110,042
Chemours Co. (The)
# 5.375%, 05/15/27		1,600	1,570,000

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO CONTINUED

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Chevron Corp.
2.954%, 05/16/26		133	$147,080
2.236%, 05/11/30		10,000	10,465,620
Choice Hotels International, Inc.
3.700%, 12/01/29		1,500	1,565,295
Chubb INA Holdings, Inc.
2.700%, 03/13/23		35	36,828
3.350%, 05/15/24		60	65,490
1.550%, 03/15/28	EUR	4,900	6,113,223
Cigna Corp.
3.500%, 06/15/24		97	105,480
3.400%, 03/01/27		174	193,473
4.375%, 10/15/28		3,000	3,553,567
CIT Group, Inc.
5.000%, 08/01/23		3,200	3,448,000
5.250%, 03/07/25		2,965	3,305,975
Citigroup Inc
1.500%, 10/26/28	EUR	1,900	2,378,355
Citigroup, Inc.
4.500%, 01/14/22		17	17,822
3.875%, 10/25/23		33	36,166
3.300%, 04/27/25		90	99,246
5.150%, 05/21/26	GBP	1,323	2,075,023
CME Group, Inc.
3.000%, 03/15/25		33	36,131
CMS Energy Corp.
3.875%, 03/01/24		20	21,778
3.600%, 11/15/25		37	41,071
3.000%, 05/15/26		58	63,668
CNA Financial Corp.
4.500%, 03/01/26		75	87,681
CNO Financial Group, Inc.
5.250%, 05/30/25		2,220	2,540,932
5.250%, 05/30/29		2,000	2,327,310
Coca Cola Co. (The)
1.875%, 09/22/26	EUR	1,400	1,823,497
Coca-Cola Co. (The)
2.250%, 09/01/26		147	159,313
2.900%, 05/25/27		275	305,224
Colgate-Palmolive Co.
1.375%, 03/06/34	EUR	2,000	2,717,152
Comcast Corp.
3.375%, 08/15/25		49	54,645
3.150%, 03/01/26		102	113,125
4.250%, 01/15/33		3,150	3,856,745
Comerica, Inc.
4.000%, 02/01/29		3,500	4,002,944
ConocoPhillips Co.
4.950%, 03/15/26		173	205,911
ConocoPhillips Holding Co.
6.950%, 04/15/29		800	1,092,893

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Consolidated Edison Co. of New York, Inc.
# 3.300%, 12/01/24		15	$16,336
Constellation Brands, Inc.
3.500%, 05/09/27		3,000	3,346,300
Corning, Inc.
# 3.700%, 11/15/23		32	34,479
Cox Communications, Inc.
Ω 3.850%, 02/01/25		79	87,128
Ω 3.500%, 08/15/27		800	889,999
CSX Corp.
4.250%, 06/01/21		9	9,121
CVS Health Corp.
2.125%, 06/01/21		15	15,130
3.375%, 08/12/24		174	189,054
3.875%, 07/20/25		1,985	2,228,231
3.250%, 08/15/29		1,000	1,093,865
Darden Restaurants, Inc.
3.850%, 05/01/27		4,000	4,262,319
DCP Midstream Operating L.P.
5.375%, 07/15/25		6,100	6,405,000
Deere & Co.
5.375%, 10/16/29		5	6,523
DH Europe Finance SA
1.200%, 06/30/27	EUR	1,300	1,610,453
Discover Bank
4.650%, 09/13/28		2,600	3,043,229
Discovery Communications LLC
3.900%, 11/15/24		63	69,722
3.450%, 03/15/25		66	72,031
1.900%, 03/19/27	EUR	5,700	7,007,343
3.625%, 05/15/30		3,000	3,315,232
Dollar General Corp.
3.250%, 04/15/23		79	83,759
4.150%, 11/01/25		13	14,952
4.125%, 05/01/28		2,000	2,325,839
Dollar Tree, Inc.
4.200%, 05/15/28		3,600	4,209,965
Dominion Energy Gas Holdings LLC
2.800%, 11/15/20		84	84,061
Dominion Energy, Inc.
3.900%, 10/01/25		117	132,513
Dover Corp.
1.250%, 11/09/26	EUR	3,100	3,844,998
Dow Chemical Co. (The)
3.500%, 10/01/24		58	63,338
DPL, Inc.
Ω 4.125%, 07/01/25		940	982,300
DTE Energy Co.
3.850%, 12/01/23		11	11,986

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
2.850%, 10/01/26		500	$542,396
Duke Energy Corp.
3.050%, 08/15/22		131	136,074
3.750%, 04/15/24		67	73,560
DXC Technology Co.
4.450%, 09/18/22		37	38,745
1.750%, 01/15/26	EUR	2,350	2,776,264
4.750%, 04/15/27		3,075	3,443,277
E*TRADE Financial Corp.
4.500%, 06/20/28		3,297	3,900,160
Eastman Chemical Co.
3.600%, 08/15/22		3	3,135
3.800%, 03/15/25		51	56,002
1.875%, 11/23/26	EUR	5,000	6,099,913
Eaton Corp.
# 4.000%, 11/02/32		500	599,481
Eaton Vance Corp.
3.500%, 04/06/27		517	575,239
eBay, Inc.
2.600%, 07/15/22		31	31,952
3.600%, 06/05/27		2,215	2,472,629
Ecolab, Inc.
# 2.700%, 11/01/26		52	57,579
Edgewell Personal Care Co.
4.700%, 05/24/22		1,185	1,220,550
Edison International
4.125%, 03/15/28		995	1,041,083
EI du Pont de Nemours and Co.
2.300%, 07/15/30		1,000	1,044,668
EMC Corp.
3.375%, 06/01/23		1,255	1,279,535
Emerson Electric Co.
3.150%, 06/01/25		62	68,812
Energy Transfer Operating L.P.
# 4.750%, 01/15/26		2,567	2,749,981
Energy Transfer Operating LP
3.750%, 05/15/30		5,000	4,899,804
EnerSys
Ω 4.375%, 12/15/27		3,700	3,792,500
Enterprise Products Operating LLC
3.900%, 02/15/24		24	26,168
# 3.700%, 02/15/26		62	69,355
EOG Resources, Inc.
4.100%, 02/01/21		20	20,181
3.150%, 04/01/25		79	85,849
Equifax, Inc.
3.250%, 06/01/26		900	969,489
3.100%, 05/15/30		4,000	4,317,597

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Equitable Holdings, Inc.
4.350%, 04/20/28		800	$918,050
ERAC USA Finance LLC
Ω 3.850%, 11/15/24		1,388	1,523,826
Evergy, Inc.
4.850%, 06/01/21		29	29,428
Eversource Energy
2.800%, 05/01/23		55	57,685
Exelon Corp.
2.450%, 04/15/21		15	15,107
3.950%, 06/15/25		27	30,377
3.400%, 04/15/26		1,225	1,367,523
Exelon Generation Co. LLC
3.250%, 06/01/25		2,200	2,392,900
Expedia Group, Inc.
3.800%, 02/15/28		4,426	4,444,587
3.250%, 02/15/30		2,500	2,425,117
Exxon Mobil Corp.
2.440%, 08/16/29		7,300	7,743,023
FedEx Corp.
2.625%, 08/01/22		51	52,841
4.000%, 01/15/24		99	109,187
3.200%, 02/01/25		44	48,269
1.625%, 01/11/27	EUR	2,000	2,523,273
# 3.400%, 02/15/28		1,000	1,122,870
3.100%, 08/05/29		910	1,008,169
4.900%, 01/15/34		1,300	1,645,815
Fidelity & Guaranty Life Holdings, Inc.
Ω 5.500%, 05/01/25		8,000	9,162,640
Fidelity National Financial, Inc.
3.400%, 06/15/30		2,907	3,095,358
2.450%, 03/15/31		1,550	1,515,251
Fidelity National Information Services, Inc.
2.000%, 05/21/30	EUR	3,000	3,913,623
3.360%, 05/21/31	GBP	3,143	4,729,817
FirstEnergy Corp.
7.375%, 11/15/31		750	998,175
Fiserv, Inc.
1.625%, 07/01/30	EUR	8,800	11,103,988
3.000%, 07/01/31	GBP	2,000	2,923,585
Flex, Ltd.
4.875%, 06/15/29		394	451,524
4.875%, 05/12/30		9,200	10,629,271
FLIR Systems, Inc.
# 2.500%, 08/01/30		2,000	2,060,720
Ford Motor Credit Co. LLC
4.134%, 08/04/25		4,000	3,973,240
Ford Motor Credit Co., LLC
5.113%, 05/03/29		4,000	4,155,000
GATX Corp.
3.250%, 03/30/25		60	64,686

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
3.250%, 09/15/26		32	$34,858
3.500%, 03/15/28		500	547,093
GE Capital Funding LLC
Ω 4.550%, 05/15/32		4,000	4,389,137
General Electric Co.
0.375%, 05/17/22	EUR	135	157,910
3.375%, 03/11/24		37	39,821
0.875%, 05/17/25	EUR	500	582,860
6.750%, 03/15/32		221	284,688
General Mills, Inc.
3.150%, 12/15/21		9	9,213
3.200%, 02/10/27		1,007	1,114,374
1.500%, 04/27/27	EUR	2,000	2,506,117
General Motors Co.
6.125%, 10/01/25		2,000	2,343,819
4.200%, 10/01/27		1,400	1,519,955
6.800%, 10/01/27		1,035	1,269,430
General Motors Financial Co., Inc.
5.250%, 03/01/26		178	202,855
4.350%, 01/17/27		1,058	1,158,567
Georgia Power Co.
3.250%, 03/30/27		154	168,849
Gilead Sciences, Inc.
4.400%, 12/01/21		17	17,568
3.700%, 04/01/24		124	135,048
3.650%, 03/01/26		757	853,721
Glencore Funding LLC
Ω 2.500%, 09/01/30		10,110	9,820,416
Global Payments, Inc.
4.800%, 04/01/26		69	80,588
GLP Capital L.P. / GLP Financing II, Inc.
3.350%, 09/01/24		2,000	2,030,420
5.300%, 01/15/29		5,000	5,582,300
Goldman Sachs Group Inc(The)
4.250%, 01/29/26	GBP	2,300	3,425,458
Goldman Sachs Group, Inc. (The)
5.250%, 07/27/21		26	26,931
4.000%, 03/03/24		250	275,446
3.750%, 05/22/25		87	96,696
1.625%, 07/27/26	EUR	1,175	1,459,157
2.000%, 03/22/28	EUR	2,000	2,568,403
# 3.800%, 03/15/30		950	1,094,842
6.125%, 02/15/33		2,484	3,533,681
Goodyear Tire & Rubber Co. (The)
# 4.875%, 03/15/27		2,739	2,657,871
Graphic Packaging International LLC
4.125%, 08/15/24		922	970,405

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Ω 3.500%, 03/15/28		3,000	$3,001,200
Graphic Packaging International, LLC
Ω 4.750%, 07/15/27		1,151	1,248,835
Halliburton Co.
3.500%, 08/01/23		4	4,221
# 3.800%, 11/15/25		124	134,407
2.920%, 03/01/30		500	485,388
Hanesbrands, Inc.
Ω 4.875%, 05/15/26		7,800	8,435,934
Harley-Davidson, Inc.
# 3.500%, 07/28/25		42	44,911
Hasbro, Inc.
3.500%, 09/15/27		3,912	4,118,448
HCA, Inc.
5.375%, 02/01/25		6,805	7,535,381
Health Care Service Corp. A Mutual Legal Reserve Co.
Ω 2.200%, 06/01/30		2,800	2,857,589
Hess Corp.
4.300%, 04/01/27		7,000	7,239,423
Hewlett Packard Enterprise Co.
4.900%, 10/15/25		1,905	2,189,851
Honeywell International, Inc.
2.500%, 11/01/26		102	111,609
2.250%, 02/22/28	EUR	3,905	5,258,104
Hormel Foods Corp.
4.125%, 04/15/21		17	17,127
Howmet Aerospace, Inc.
5.125%, 10/01/24		2,000	2,101,140
6.875%, 05/01/25		1,000	1,112,500
HP, Inc.
3.400%, 06/17/30		3,000	3,201,536
Humana, Inc.
3.850%, 10/01/24		91	100,457
Huntington Bancshares, Inc.
3.150%, 03/14/21		18	18,146
2.300%, 01/14/22		38	38,812
Huntsman International LLC
4.500%, 05/01/29		5,550	6,184,950
Hyatt Hotels Corp.
# 3.375%, 07/15/23		1,756	1,805,908
4.375%, 09/15/28		5,300	5,392,965
Illinois Tool Works, Inc.
3.500%, 03/01/24		75	81,630
Intercontinental Exchange,
Inc.
2.100%, 06/15/30		1,380	1,416,846
International Business Machines Corp.
3.625%, 02/12/24		112	122,827
3.300%, 01/27/27		306	341,046

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
1.750%, 03/07/28	EUR	1,000	$1,298,584
3.500%, 05/15/29		800	913,526
International Paper Co.
3.800%, 01/15/26		5	5,701
Interpublic Group of Cos, Inc.
4.650%, 10/01/28		500	589,149
Interpublic Group of Cos., Inc. (The)
4.200%, 04/15/24		546	603,452
Jabil, Inc.
3.600%, 01/15/30		3,283	3,476,376
3.000%, 01/15/31		3,475	3,508,855
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.
4.850%, 01/15/27		57	65,506
JM Smucker Co. (The)
3.500%, 03/15/25		58	64,781
Johnson & Johnson
2.450%, 03/01/26		38	41,211
2.900%, 01/15/28		1,300	1,457,227
Johnson Controls International P.L.C.
3.625%, 07/02/24		11	11,931
JPMorgan Chase & Co.
3.625%, 05/13/24		142	156,533
3.900%, 07/15/25		129	145,961
2.950%, 10/01/26		500	550,435
Juniper Networks, Inc.
4.500%, 03/15/24		49	54,542
3.750%, 08/15/29		4,000	4,521,589
Kellogg Co.
1.250%, 03/10/25	EUR	500	612,660
3.250%, 04/01/26		661	734,948
7.450%, 04/01/31		61	89,432
Kemper Corp.
# 2.400%, 09/30/30		4,400	4,324,301
Kilroy Realty L.P.
2.500%, 11/15/32		10,500	10,173,300
Kimberly-Clark Corp.
2.400%, 06/01/23		22	23,053
Kimco Realty Corp.
# 1.900%, 03/01/28		400	393,970
Kraft Heinz Foods Co.
# 3.950%, 07/15/25		1,385	1,499,163
2.250%, 05/25/28	EUR	200	240,858
4.625%, 01/30/29		3,421	3,812,839
Ω 3.750%, 04/01/30		2,000	2,098,923
Kroger Co
3.700%, 08/01/27		3,394	3,875,155
Kroger Co. (The)
3.850%, 08/01/23		39	42,249
7.500%, 04/01/31		90	127,878

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
L3Harris Technologies, Inc.
3.950%, 05/28/24		29	$31,749
Laboratory Corp. of America Holdings
4.000%, 11/01/23		45	49,029
Lam Research Corp.
4.000%, 03/15/29		3,200	3,806,797
Lazard Group LLC
4.500%, 09/19/28		1,800	2,073,701
Lear Corp.
3.800%, 09/15/27		5,100	5,462,224
4.250%, 05/15/29		1,000	1,096,322
Legg Mason, Inc.
3.950%, 07/15/24		55	61,019
4.750%, 03/15/26		23	27,245
Leggett & Platt, Inc.
4.400%, 03/15/29		9,326	10,421,461
Lennar Corp.
4.500%, 04/30/24		1,000	1,077,625
4.750%, 05/30/25		3,465	3,801,607
Liberty Mutual Group, Inc.
2.750%, 05/04/26	EUR	5,200	6,775,388
Ω 4.569%, 02/01/29		78	94,033
Lincoln National Corp.
3.050%, 01/15/30		4,900	5,249,379
3.400%, 01/15/31		127	139,912
Lockheed Martin Corp.
3.550%, 01/15/26		56	63,305
Loews Corp.
2.625%, 05/15/23		44	46,148
3.750%, 04/01/26		125	142,385
Lowe’s Cos., Inc.
3.120%, 04/15/22		3	3,100
3.375%, 09/15/25		61	67,853
LYB International Finance II
BV
3.500%, 03/02/27		2,035	2,236,115
1.625%, 09/17/31	EUR	6,500	8,104,683
Marathon Oil Corp.
3.850%, 06/01/25		1,840	1,881,934
Marathon Petroleum Corp.
3.625%, 09/15/24		96	101,864
Markel Corp.
3.350%, 09/17/29		4,300	4,715,052
Marriott International, Inc.
2.875%, 03/01/21		12	12,069
3.750%, 03/15/25		1,500	1,546,722
# 4.000%, 04/15/28		5,901	6,038,823
Mars, Inc.
Ω 3.600%, 04/01/34		595	703,777
Marsh & McLennan Cos. Inc.
4.375%, 03/15/29		800	961,267
Marsh & McLennan Cos., Inc.
3.500%, 06/03/24		97	105,778

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
1.349%, 09/21/26	EUR	6,000	$7,380,006
2.250%, 11/15/30		1,650	1,714,041
Maxim Integrated Products, Inc.
3.450%, 06/15/27		69	76,590
McDonald’s Corp.
2.625%, 01/15/22		22	22,600
2.875%, 12/17/25	EUR	600	796,935
1.500%, 11/28/29	EUR	1,000	1,289,352
5.875%, 04/23/32	GBP	750	1,407,772
McKesson Corp.
3.796%, 03/15/24		51	55,719
# 3.950%, 02/16/28		3,050	3,511,195
3.125%, 02/17/29	GBP	4,420	6,300,231
4.750%, 05/30/29		1,000	1,203,277
Medtronic, Inc.
3.500%, 03/15/25		7	7,865
Merck & Co., Inc.
2.750%, 02/10/25		136	147,335
Meritage Homes Corp.
7.000%, 04/01/22		272	289,340
6.000%, 06/01/25		5,008	5,624,360
Methanex Corp.
5.250%, 12/15/29		1,000	1,013,226
MetLife, Inc.
3.600%, 04/10/24		189	207,933
6.500%, 12/15/32		281	416,206
MGM Resorts International
7.750%, 03/15/22		1,100	1,155,357
5.750%, 06/15/25		2,928	3,041,460
# 4.625%, 09/01/26		2,693	2,646,721
Micron Technology, Inc.
5.327%, 02/06/29		550	661,093
Molson Coors Beverage Co.
3.500%, 05/01/22		33	34,345
1.250%, 07/15/24	EUR	1,200	1,418,471
3.000%, 07/15/26		687	738,321
Mondelez International, Inc.
1.625%, 03/08/27	EUR	2,500	3,176,210
Morgan Stanley
3.875%, 04/29/24		140	154,715
3.875%, 01/27/26		1,095	1,242,935
1.375%, 10/27/26	EUR	2,550	3,152,136
1.875%, 04/27/27	EUR	1,856	2,371,481
Mosaic Co. (The)
4.250%, 11/15/23		46	50,016
4.050%, 11/15/27		5,000	5,515,768
Motorola Solutions, Inc.
4.600%, 02/23/28		500	582,917
4.600%, 05/23/29		4,260	5,002,705
MPLX L.P.
4.125%, 03/01/27		2,876	3,142,206
4.000%, 03/15/28		1,500	1,626,952

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Mylan NV
2.250%, 11/22/24	EUR	1,000	$1,246,937
3.950%, 06/15/26		2,173	2,445,249
3.125%, 11/22/28	EUR	3,400	4,611,480
Mylan, Inc.
4.200%, 11/29/23		52	56,939
Nasdaq, Inc.
4.250%, 06/01/24		33	36,728
1.750%, 03/28/29	EUR	5,924	7,594,486
National Oilwell Varco, Inc.
3.600%, 12/01/29		5,000	4,750,343
National Rural Utilities Cooperative Finance Corp.
8.000%, 03/01/32		32	50,451
NetApp, Inc.
3.250%, 12/15/22		13	13,590
3.300%, 09/29/24		1,800	1,946,616
Netflix, Inc.
5.875%, 02/15/25		885	1,001,156
4.375%, 11/15/26		900	976,933
4.875%, 04/15/28		3,040	3,419,088
5.875%, 11/15/28		2,500	2,986,987
Ω 5.375%, 11/15/29		1,000	1,171,250
Newell Brands, Inc.
4.000%, 06/15/22		76	77,900
4.875%, 06/01/25		6,500	7,038,200
Newmont Corp.
3.625%, 06/09/21		46	46,632
NextEra Energy Capital Holdings, Inc.
4.500%, 06/01/21		10	10,137
3.550%, 05/01/27		1,184	1,328,581
NextEra Energy Operating Partners L.P.
Ω 3.875%, 10/15/26		2,980	3,085,328
#Ω 4.500%, 09/15/27		4,700	5,134,750
Noble Energy, Inc.
3.850%, 01/15/28		5,250	5,993,576
Nordstrom, Inc.
4.000%, 10/15/21		11	10,934
# 4.000%, 03/15/27		2,500	2,093,636
Norfolk Southern Corp.
2.900%, 06/15/26		526	578,110
Northrop Grumman Corp.
3.250%, 08/01/23		12	12,939
Nucor Corp.
# 2.700%, 06/01/30		400	426,520
NuStar Logistics L.P.
5.625%, 04/28/27		432	423,360
Nuveen Finance LLC
Ω 4.125%, 11/01/24		32	36,061
Ohio Power Co.
5.375%, 10/01/21		27	28,214

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Omnicom Group, Inc.
4.200%, 06/01/30		900	$1,047,562
Omnicom Group, Inc. / Omnicom Capital, Inc.
3.650%, 11/01/24		2,038	2,235,994
ONEOK, Inc.
# 4.000%, 07/13/27		77	79,413
4.550%, 07/15/28		1,766	1,878,736
4.350%, 03/15/29		3,073	3,199,920
6.350%, 01/15/31		2,000	2,315,406
Oracle Corp.
2.500%, 10/15/22		22	22,927
2.650%, 07/15/26		2,078	2,262,385
3.250%, 11/15/27		5,956	6,694,119
O’Reilly Automotive, Inc.
# 3.600%, 09/01/27		2,200	2,477,571
Owens Corning
3.875%, 06/01/30		583	650,783
Packaging Corp. of America
4.500%, 11/01/23		45	49,645
Parker-Hannifin Corp.
3.300%, 11/21/24		71	77,444
3.250%, 06/14/29		2,750	3,084,994
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
Ω 3.400%, 11/15/26		3,000	3,295,066
PepsiCo, Inc.
2.750%, 03/05/22		33	34,101
0.875%, 07/18/28	EUR	1,500	1,859,092
PerkinElmer, Inc.
3.300%, 09/15/29		1,100	1,212,736
Perrigo Finance Unlimited Co.
4.375%, 03/15/26		2,500	2,782,492
Pfizer, Inc.
3.450%, 03/15/29		9,000	10,454,554
1.700%, 05/28/30		6,200	6,340,089
Philip Morris International, Inc.
3.250%, 11/10/24		68	74,518
2.875%, 05/14/29	EUR	2,650	3,736,531
3.375%, 08/15/29		2,000	2,245,562
2.100%, 05/01/30		6,400	6,510,873
0.800%, 08/01/31	EUR	3,200	3,726,150
Phillips 66
4.300%, 04/01/22		49	51,470
Phillips 66 Partners L.P.
3.550%, 10/01/26		752	795,664
3.750%, 03/01/28		700	729,098
3.150%, 12/15/29		2,000	1,991,727
Plains All American Pipeline L.P. / PAA Finance Corp.
4.650%, 10/15/25		800	853,313

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
3.800%, 09/15/30		5,000	$4,826,316
PNC Financial Services Group, Inc. (The)
3.300%, 03/08/22		9	9,333
3.150%, 05/19/27		1,000	1,114,411
PPG Industries, Inc.
1.400%, 03/13/27	EUR	1,800	2,229,921
2.800%, 08/15/29		947	1,021,244
2.550%, 06/15/30		6,000	6,357,684
PPL Capital Funding, Inc.
3.100%, 05/15/26		1,100	1,216,098
Principal Financial Group, Inc.
3.125%, 05/15/23		52	55,590
3.100%, 11/15/26		53	58,714
Procter & Gamble Co. (The)
2.450%, 11/03/26		13	14,238
Proctor + Gamble Co. Ltd.
6.250%, 01/31/30	GBP	563	1,068,138
Progress Energy, Inc.
7.750%, 03/01/31		1,130	1,641,942
7.000%, 10/30/31		630	885,304
Progressive Corp.
# 2.450%, 01/15/27		500	539,136
PSEG Power LLC
4.300%, 11/15/23		68	74,433
Puget Energy, Inc.
6.000%, 09/01/21		92	95,912
PulteGroup, Inc.
5.500%, 03/01/26		1,649	1,904,595
5.000%, 01/15/27		5,400	6,183,000
QUALCOMM, Inc.
3.250%, 05/20/27		2,800	3,112,287
Ω 1.650%, 05/20/32		1,848	1,805,118
Quest Diagnostics, Inc.
3.500%, 03/30/25		4	4,438
4.200%, 06/30/29		925	1,088,632
Radian Group, Inc.
4.500%, 10/01/24		6,000	6,090,000
Raytheon Technologies Corp.
2.250%, 07/01/30		800	831,713
Reinsurance Group of America, Inc.
5.000%, 06/01/21		11	11,294
4.700%, 09/15/23		45	49,778
3.950%, 09/15/26		3,111	3,496,079
Republic Services, Inc.
3.550%, 06/01/22		52	54,115
Rockwell Automation, Inc.
2.875%, 03/01/25		67	72,772
Roper Technologies, Inc.
3.000%, 12/15/20		15	14,999
Ryder System, Inc.
# 4.625%, 06/01/25		600	690,124

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Seagate HDD Cayman
Ω 4.125%, 01/15/31		2,000	$2,152,835
Sealed Air Corp.
Ω 4.875%, 12/01/22		1,180	1,241,950
Ω 5.125%, 12/01/24		1,817	1,982,801
Ω 5.500%, 09/15/25		2,600	2,908,750
Ω 4.000%, 12/01/27		2,000	2,095,000
Sempra Energy
4.050%, 12/01/23		49	53,448
3.550%, 06/15/24		76	82,577
Sensata Technologies BV
Ω 5.000%, 10/01/25		5,859	6,395,948
Sensata Technologies, Inc.
Ω 4.375%, 02/15/30		2,000	2,090,000
Sherwin-Williams Co. (The)
3.450%, 08/01/25		53	58,492
2.950%, 08/15/29		4,670	5,093,841
Simon Property Group L.P.
3.375%, 12/01/27		405	431,766
2.650%, 07/15/30		7,264	7,261,163
Sky Ltd.
2.500%, 09/15/26	EUR	2,000	2,669,097
Southern Co. (The)
3.250%, 07/01/26		556	618,759
Southern Power Co.
4.150%, 12/01/25		1,017	1,166,133
1.850%, 06/20/26	EUR	1,200	1,525,473
Southwest Airlines Co.
4.750%, 05/04/23		6,000	6,426,929
# 3.000%, 11/15/26		1,107	1,117,624
Southwest Gas Corp.
2.200%, 06/15/30		900	933,895
Springleaf Finance Corp.
6.875%, 03/15/25		3,500	3,850,000
7.125%, 03/15/26		5,000	5,544,300
State Street Corp.
3.300%, 12/16/24		163	179,946
3.550%, 08/18/25		96	108,574
Steel Dynamics, Inc.
3.250%, 01/15/31		1,100	1,187,053
Steelcase Inc.
5.125%, 01/18/29		4,342	4,850,112
Stryker Corp.
3.375%, 05/15/24		6	6,514
3.375%, 11/01/25		109	121,423
2.125%, 11/30/27	EUR	4,709	6,207,347
Sysco Corp.
3.300%, 07/15/26		2,523	2,750,931
Tapestry, Inc.
4.250%, 04/01/25		1,000	1,049,561
Target Corp.
# 2.500%, 04/15/26		52	56,940

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Taylor Morrison Communities, Inc.
Ω 5.750%, 01/15/28		5,000	$5,550,000
TC PipeLines L.P.
3.900%, 05/25/27		2,000	2,187,823
TD Ameritrade Holding Corp.
2.950%, 04/01/22		21	21,678
3.625%, 04/01/25		86	95,958
2.750%, 10/01/29		2,000	2,201,905
Textron, Inc.
2.450%, 03/15/31		1,000	991,482
Thermo Fisher Scientific, Inc.
2.000%, 04/15/25	EUR	1,000	1,266,406
1.450%, 03/16/27	EUR	1,000	1,261,709
1.375%, 09/12/28	EUR	1,315	1,668,083
TJX Cos., Inc. (The)
2.250%, 09/15/26		600	640,049
3.750%, 04/15/27		1,400	1,613,254
Toll Brothers Finance Corp.
4.875%, 03/15/27		1,800	2,038,500
4.350%, 02/15/28		3,800	4,148,916
3.800%, 11/01/29		2,000	2,124,680
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc.
5.875%, 06/15/24		4,050	4,381,594
Trimble, Inc.
4.900%, 06/15/28		500	585,878
Trinity Industries, Inc.
4.550%, 10/01/24		1,190	1,227,485
TWDC Enterprises 18 Corp.
3.150%, 09/17/25		75	83,105
Twitter, Inc.
Ω 3.875%, 12/15/27		7,000	7,341,600
Tyson Foods, Inc.
4.500%, 06/15/22		65	68,560
Under Armour, Inc.
# 3.250%, 06/15/26		7,250	7,004,515
Union Pacific Corp.
2.750%, 04/15/23		7	7,334
3.250%, 01/15/25		111	121,439
UnitedHealth Group, Inc.
2.750%, 02/15/23		101	105,689
3.750%, 07/15/25		137	155,543
3.850%, 06/15/28		500	585,245
Unum Group
4.000%, 03/15/24		734	792,080
3.875%, 11/05/25		23	24,846
4.000%, 06/15/29		5,100	5,582,350
US Bancorp
2.350%, 01/29/21		9	9,030
Valero Energy Corp.
# 3.400%, 09/15/26		1,046	1,101,955
Ventas Realty LP
4.125%, 01/15/26		1,500	1,695,715

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
VeriSign, Inc.
5.250%, 04/01/25		4,807	$5,385,883
Verizon Communications, Inc.
3.376%, 02/15/25		26	28,854
2.625%, 08/15/26		24	26,099
1.375%, 10/27/26	EUR	1,500	1,879,529
4.329%, 09/21/28		200	239,824
1.375%, 11/02/28	EUR	2,000	2,528,008
4.016%, 12/03/29		183	216,188
2.625%, 12/01/31	EUR	2,500	3,540,746
VF Corp.
2.950%, 04/23/30		701	759,931
ViacomCBS, Inc.
3.875%, 04/01/24		57	62,139
3.500%, 01/15/25		28	30,568
4.000%, 01/15/26		775	876,003
2.900%, 01/15/27		3,269	3,529,346
7.875%, 07/30/30		2,013	2,900,734
# 4.950%, 01/15/31		1,200	1,455,564
# 4.200%, 05/19/32		2,000	2,297,832
Visa, Inc.
1.100%, 02/15/31		5,000	4,817,212
VMware, Inc.
4.650%, 05/15/27		1,000	1,158,100
3.900%, 08/21/27		5,021	5,539,936
4.700%, 05/15/30		2,000	2,357,709
Walgreens Boots Alliance, Inc.
3.450%, 06/01/26		3,035	3,310,123
2.125%, 11/20/26	EUR	2,700	3,382,214
# 3.200%, 04/15/30		730	773,266
Walmart, Inc.
4.875%, 09/21/29	EUR	1,166	1,947,952
2.375%, 09/24/29		4,000	4,345,889
5.750%, 12/19/30	GBP	3,919	7,481,275
5.625%, 03/27/34	GBP	3,175	6,412,077
Walt Disney Co
2.200%, 01/13/28		700	730,913
Walt Disney Co.
# 3.800%, 03/22/30		500	585,725
Walt Disney Co. (The)
3.700%, 09/15/24		168	185,891
2.650%, 01/13/31		1,000	1,072,771
Waste Management, Inc.
3.500%, 05/15/24		58	63,075
3.125%, 03/01/25		40	43,847
WEC Energy Group, Inc.
3.550%, 06/15/25		52	58,035
Wells Fargo & Co.
3.500%, 03/08/22		102	106,209
3.000%, 02/19/25		190	205,084
3.000%, 04/22/26		32	34,852
2.000%, 04/27/26	EUR	800	1,002,451
2.975%, 05/19/26	CAD	3,000	2,389,282

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
1.375%, 10/26/26	EUR	500	$607,168
1.000%, 02/02/27	EUR	800	950,783
4.150%, 01/24/29		1,000	1,163,832
2.500%, 05/02/29	GBP	750	1,039,157
Welltower, Inc.
3.100%, 01/15/30		1,000	1,052,630
Western Digital Corp.
# 4.750%, 02/15/26		7,980	8,594,859
Western Power Distribution South West P.L.C.
5.875%, 03/25/27	GBP	900	1,500,353
2.375%, 05/16/29	GBP	1,300	1,824,304
Westlake Chemical Corp.
1.625%, 07/17/29	EUR	6,000	6,972,080
3.375%, 06/15/30		1,100	1,178,626
WestRock MWV LLC
8.200%, 01/15/30		180	249,822
Whirlpool Corp.
4.700%, 06/01/22		22	23,377
3.700%, 05/01/25		145	161,703
4.750%, 02/26/29		1,000	1,206,875
Whirlpool Finance Luxembourg Sarl
1.250%, 11/02/26	EUR	1,200	1,472,745
1.100%, 11/09/27	EUR	500	608,970
Williams Cos., Inc. (The)
7.875%, 09/01/21		498	527,714
3.700%, 01/15/23		100	105,317
4.000%, 09/15/25		136	150,038
3.750%, 06/15/27		16	17,430
Wisconsin Electric Power Co.
3.100%, 06/01/25		37	40,190
WRKCo, Inc.
4.200%, 06/01/32		2,600	3,071,215
3.000%, 06/15/33		3,100	3,296,718
Xerox Corp.
4.070%, 03/17/22		13	13,279
# 3.800%, 05/15/24		2,050	2,108,322
Xerox Holdings Corp.
Ω 5.000%, 08/15/25		5,000	4,936,450
Ω 5.500%, 08/15/28		1,000	987,200
Xilinx, Inc.
3.000%, 03/15/21		11	11,086
ZF North America Capital, Inc.
Ω 4.750%, 04/29/25		3,010	3,115,350
Zimmer Biomet Holdings, Inc.
3.550%, 04/01/25		731	804,714

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
UNITED STATES —(Continued)
Zoetis, Inc.
3.000%, 09/12/27	62	$68,398

TOTAL UNITED STATES		1,250,816,421

TOTAL BONDS		2,313,175,324

TOTAL INVESTMENT SECURITIES
(Cost $2,434,882,801)		2,544,644,631

	Shares	Value†
SECURITIES LENDING COLLATERAL — (1.6%)
@§ The DFA Short Term Investment Fund	3,545,531	$41,025,345

TOTAL INVESTMENTS — (100.0%)
(Cost $2,475,904,096)		$2,585,669,976

As of October 31, 2020, DFAGlobal Core Plus Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	62,753,358	AUD	87,258,516	Mellon Bank	11/19/20	1,413,977
USD	53,706,805	AUD	75,980,269	Citibank, N.A.	11/30/20	292,691
USD	5,145,681	AUD	7,211,533	Mellon Bank	11/30/20	75,975
USD	4,008,518	AUD	5,637,594	State Street Bank and Trust	11/30/20	45,291
USD	36,156,993	EUR	30,678,896	Citibank, N.A.	12/31/20	374,741
USD	80,624,006	GBP	62,168,466	State Street Bank and Trust	12/31/20	45,387
USD	77,270,373	EUR	65,615,566	State Street Bank and Trust	01/07/21	726,139
USD	9,548,390	GBP	7,324,280	Citibank, N.A.	01/08/21	54,569
USD	7,693,246	GBP	5,897,196	Mellon Bank	01/08/21	49,229
USD	4,678,617	CAD	6,184,269	Citibank, N.A.	01/13/21	34,986
USD	60,825,986	CAD	79,826,804	State Street Bank and Trust	01/13/21	885,805
USD	79,658,747	EUR	67,728,610	Citibank, N.A.	01/15/21	635,807
USD	88,093,077	CAD	116,110,693	State Street Bank and Trust	01/19/21	907,449
USD	96,552,897	GBP	73,968,858	Citibank, N.A.	01/20/21	668,529
USD	85,198,768	EUR	71,989,957	State Street Bank and Trust	01/20/21	1,194,746
USD	81,443,252	EUR	68,733,877	Citibank, N.A.	01/21/21	1,236,961
USD	87,201,813	EUR	73,448,909	State Street Bank and Trust	01/22/21	1,491,640
USD	92,738,080	CAD	122,020,778	State Street Bank and Trust	01/26/21	1,113,835

Total Appreciation						$11,336,824
USD	8,266,998	GBP	6,414,761	State Street Bank and Trust	12/31/20	$(47,388)
USD	3,430,515	JPY	361,293,277	Goldman Sachs	01/12/21	(24,098)
USD	98,402,224	JPY	10,365,961,817	State Street Bank and Trust	01/12/21	(715,018)

Total (Depreciation)						$(786,504)

Total Appreciation (Depreciation)						$10,550,320

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$110,407,332	—	$110,407,332
Belgium	—	11,960,723	—	11,960,723
Canada	—	284,062,538	—	284,062,538
Denmark	—	5,561,806	—	5,561,806
Finland	—	7,734,880	—	7,734,880
France	—	95,588,866	—	95,588,866
Germany	—	78,776,486	—	78,776,486
Ireland	—	7,343,383	—	7,343,383
Italy	—	31,141,173	—	31,141,173
Japan	—	60,433,256	—	60,433,256
Luxembourg	—	15,414,666	—	15,414,666
Netherlands	—	61,724,250	—	61,724,250
Norway	—	56,775,674	—	56,775,674
Singapore	—	12,218,266	—	12,218,266
Spain	—	16,599,167	—	16,599,167
Supranational Organization Obligations	—	61,506,586	—	61,506,586
Sweden	—	4,592,661	—	4,592,661
Switzerland	—	11,254,737	—	11,254,737
United Kingdom	—	129,262,453	—	129,262,453
United States	—	1,250,816,421	—	1,250,816,421
Agency Obligations	—	231,469,307	—	231,469,307
Securities Lending Collateral	—	41,025,345	—	41,025,345
Forward Currency Contracts**	—	10,550,320	—	10,550,320

TOTAL	—	$2,596,220,296	—	$2,596,220,296

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA INVESTMENT GRADE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount^		Value†
	(000)
AGENCY OBLIGATIONS — (17.6%)
Federal Farm Credit Bank
2.630%, 08/03/26		5,760	$6,418,302
5.770%, 01/05/27		1,920	2,511,153
Federal Home Loan Bank
3.250%, 03/08/24		9,405	10,347,187
5.375%, 08/15/24		5,490	6,543,193
2.875%, 09/13/24		67,240	73,977,034
2.750%, 12/13/24		86,645	94,960,818
3.125%, 09/12/25		10,000	11,267,079
4.375%, 03/13/26		5,950	7,154,833
5.750%, 06/12/26		11,775	15,130,849
2.500%, 12/10/27		4,000	4,471,684
3.000%, 03/10/28		30,815	35,734,659
3.250%, 06/09/28		100,515	117,857,817
# 3.250%, 11/16/28		86,250	102,268,924
2.125%, 09/14/29		10,000	10,912,402
2.125%, 12/14/29		23,735	25,914,163
Federal Home Loan Mortgage Corp.
# 6.750%, 09/15/29		69,465	103,656,925
6.750%, 03/15/31		78,926	121,431,442
# 6.250%, 07/15/32		72,977	112,753,085
Federal National Mortgage Association
# 2.625%, 09/06/24		50,000	54,432,308
# 2.125%, 04/24/26		86,970	94,432,633
# 1.875%, 09/24/26		158,929	170,492,765
6.250%, 05/15/29		88,908	126,819,228
7.125%, 01/15/30		44,279	67,655,928
7.250%, 05/15/30		59,581	92,419,212
# 0.875%, 08/05/30		135,600	131,751,703
6.625%, 11/15/30		103,212	156,311,432
Tennessee Valley Authority
2.875%, 09/15/24		68,801	75,443,193
6.750%, 11/01/25		25,327	32,940,957
2.875%, 02/01/27		31,804	35,846,209
# 7.125%, 05/01/30		70,383	107,567,412

TOTAL AGENCY OBLIGATIONS			2,009,424,529

BONDS — (57.4%)

AUSTRALIA — (1.5%)
ANZ New Zealand
International, Ltd.
#Ω 3.450%, 07/17/27		6,000	6,726,202
Australia & New Zealand Banking Group, Ltd.
0.625%, 02/21/23	EUR	7,326	8,694,509
3.700%, 11/16/25		6,110	6,977,170

	Face Amount^		Value†
	(000)
AUSTRALIA — (Continued)
BHP Billiton Finance USA, Ltd.
# 2.875%, 02/24/22		1,077	$1,111,319
Commonwealth Bank of Australia
2.400%, 11/02/20		3,605	3,605,000
Ω 2.850%, 05/18/26		23,284	25,581,432
Ω 3.150%, 09/19/27		890	992,411
Macquarie Bank, Ltd.
Ω 3.900%, 01/15/26		24,711	28,332,449
National Australia Bank, Ltd.
2.500%, 05/22/22		1,000	1,034,455
3.375%, 01/14/26		3,000	3,366,592
Ω 3.500%, 01/10/27		29,999	33,976,895
Rio Tinto Finance USA, Ltd.
7.125%, 07/15/28		1,270	1,779,847
Westpac Banking Corp.
2.500%, 06/28/22		3,538	3,661,693
2.850%, 05/13/26		10,267	11,298,936
# 2.700%, 08/19/26		5,052	5,528,956
3.350%, 03/08/27		27,267	30,789,581

TOTAL AUSTRALIA			173,457,447

BELGIUM — (0.4%)
Anheuser-Busch InBev Worldwide, Inc.
4.000%, 04/13/28		14,000	16,110,865
4.900%, 01/23/31		2,000	2,507,390
Dexia Credit Local SA
1.375%, 12/07/22	GBP	20,000	26,512,255
Solvay Finance America LLC
Ω 4.450%, 12/03/25		865	988,685

TOTAL BELGIUM			46,119,195

CANADA — (1.5%)
Alimentation Couche-Tard, Inc.
Ω 3.550%, 07/26/27		2,780	3,084,874
Bank of Montreal
1.375%, 12/29/21	GBP	1,900	2,489,342
Bank of Nova Scotia (The)
4.375%, 01/13/21		2,092	2,108,673
1.750%, 12/23/22	GBP	6,650	8,839,495
Brookfield Finance, Inc.
4.350%, 04/15/30		5,500	6,444,857
Canadian Imperial Bank of Commerce
0.750%, 03/22/23	EUR	18,319	21,827,983

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
CANADA — (Continued)
Canadian Natural Resources, Ltd.
3.850%, 06/01/27		3,898	$4,117,420
2.950%, 07/15/30		12,722	12,455,901
5.850%, 02/01/35		3,000	3,498,013
Canadian Pacific Railway Co.
2.900%, 02/01/25		3,024	3,270,764
3.700%, 02/01/26		4,880	5,458,296
Enbridge, Inc.
3.500%, 06/10/24		1,280	1,378,889
3.700%, 07/15/27		275	303,307
Fairfax Financial Holdings, Ltd.
4.850%, 04/17/28		2,254	2,454,050
4.625%, 04/29/30		17,988	19,220,457
ITC Holdings Corp.
3.650%, 06/15/24		9,714	10,584,146
Nutrien, Ltd.
3.625%, 03/15/24		3,460	3,760,365
3.000%, 04/01/25		3,460	3,729,892
Rogers Communications, Inc.
3.000%, 03/15/23		1,765	1,858,830
Spectra Energy Partners L.P.
4.750%, 03/15/24		1,915	2,128,240
Suncor Energy, Inc.
3.600%, 12/01/24		1,826	1,981,543
Thomson Reuters Corp.
# 4.300%, 11/23/23		5,120	5,609,208
Toronto-Dominion Bank (The)
2.125%, 04/07/21		7,407	7,466,108
0.625%, 07/20/23	EUR	9,326	11,101,284
TransCanada PipeLines, Ltd.
# 4.875%, 01/15/26		4,060	4,750,501
4.250%, 05/15/28		1,300	1,484,958
4.625%, 03/01/34		17,266	19,918,275

TOTAL CANADA			171,325,671

DENMARK — (0.4%)
Danske Bank A.S.
Ω 2.800%, 03/10/21		6,530	6,586,409
0.875%, 05/22/23	EUR	4,900	5,791,531
0.750%, 06/02/23	EUR	4,700	5,603,972
Ω 4.375%, 06/12/28		2,000	2,259,251
Kommunekredit
0.000%, 09/08/22	EUR	21,894	25,755,316

TOTAL DENMARK			45,996,479

FINLAND — (0.0%)
Nordea Bank Abp
0.875%, 06/26/23	EUR	1,000	1,196,116

	Face Amount^		Value†
	(000)
FRANCE — (1.1%)
Airbus SE
Ω 3.150%, 04/10/27		7,500	$7,971,539
BNP Paribas SA
3.250%, 03/03/23		1,920	2,043,983
Ω 3.500%, 11/16/27		500	550,155
Ω 4.400%, 08/14/28		2,600	3,036,361
BPCE SA
0.375%, 10/05/23	EUR	8,100	9,587,340
4.000%, 04/15/24		10,414	11,516,816
Credit Agricole SA
3.875%, 04/15/24		8,591	9,466,694
Electricite de France SA
Ω 3.625%, 10/13/25		6,638	7,413,108
Pernod Ricard SA
Ω 4.450%, 01/15/22		6,474	6,776,580
#Ω 3.250%, 06/08/26		14,827	16,490,142
Sanofi
3.625%, 06/19/28		20,000	23,197,511
Societe Generale S.A.
Ω 3.000%, 01/22/30		5,000	5,156,616
Total Capital International SA
2.125%, 03/15/23	EUR	4,700	5,784,387
# 3.750%, 04/10/24		9,600	10,600,434

TOTAL FRANCE			119,591,666

GERMANY — (1.4%)
Bayer U.S. Finance II LLC
Ω 5.500%, 08/15/25		2,240	2,615,992
Ω 4.375%, 12/15/28		14,000	16,125,988
Bayer U.S. Finance LLC
#Ω 3.375%, 10/08/24		9,544	10,328,359
BMW US Capital LLC
Ω 2.800%, 04/11/26		21,530	23,178,323
Ω 3.300%, 04/06/27		6,742	7,367,770
#Ω 4.150%, 04/09/30		1,330	1,560,207
Daimler Finance North
America LLC
Ω 3.250%, 08/01/24		2,072	2,234,672
# 8.500%, 01/18/31		28,596	44,109,702
EMD Finance LLC
Ω 2.950%, 03/19/22		5,120	5,270,534
Fresenius Medical Care US Finance III, Inc.
Ω 2.375%, 02/16/31		16,000	15,714,173
Siemens Financieringsmaatschappij NV
Ω 6.125%, 08/17/26		7,621	9,803,214
Volkswagen Financial Services AG
0.875%, 04/12/23	EUR	4,500	5,334,182
1.375%, 10/16/23	EUR	3,500	4,208,991

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
GERMANY — (Continued)
Volkswagen Financial Services NV	GBP	5,000	$6,543,167
1.625%, 06/09/22

TOTAL GERMANY			154,395,274

IRELAND — (0.3%)
Allegion P.L.C.
3.500%, 10/01/29		10,000	10,942,799
CRH America Finance, Inc.
#Ω 3.950%, 04/04/28		1,520	1,732,017
Perrigo Finance Unlimited Co.
3.150%, 06/15/30		15,833	16,306,841

TOTAL IRELAND			28,981,657

ITALY — (0.3%)
Enel Finance International NV
#Ω 3.500%, 04/06/28		2,800	3,096,058
#Ω 4.875%, 06/14/29		10,000	12,142,108
Intesa Sanpaolo SpA
Ω 4.000%, 09/23/29		15,800	17,264,101

TOTAL ITALY			32,502,267

JAPAN — (2.0%)
American Honda Finance Corp.
1.950%, 05/20/22		10,000	10,243,331
0.550%, 03/17/23	EUR	4,900	5,799,030
2.300%, 09/09/26		21,110	22,495,791
Beam Suntory, Inc.
3.250%, 06/15/23		1,743	1,837,657
Mitsubishi UFJ Financial Group, Inc.
0.680%, 01/26/23	EUR	3,822	4,521,107
3.850%, 03/01/26		1,195	1,363,066
3.677%, 02/22/27		4,465	5,022,087
3.741%, 03/07/29		3,500	4,019,123
3.195%, 07/18/29		2,777	3,055,178
Mizuho Financial Group, Inc.
Ω 2.632%, 04/12/21		2,000	2,020,520
1.020%, 10/11/23	EUR	5,461	6,536,203
2.839%, 09/13/26		18,000	19,583,838
MUFG Americas Holdings Corp.
3.500%, 06/18/22		5,472	5,742,909
MUFG Bank, Ltd.
3.250%, 09/08/24		3,237	3,526,870
Nomura Holdings, Inc.
3.103%, 01/16/30		10,062	10,607,151
2.679%, 07/16/30		3,600	3,683,944

	Face Amount^		Value†
	(000)
JAPAN — (Continued)
StanCorp Financial Group, Inc.
5.000%, 08/15/22		3,200	$3,355,586
Sumitomo Mitsui Banking Corp.
3.950%, 07/19/23		5,931	6,451,218
Sumitomo Mitsui Financial Group, Inc.
0.606%, 01/18/22	EUR	4,000	4,697,313
# 3.784%, 03/09/26		5,242	5,947,533
3.040%, 07/16/29		18,167	19,703,855
2.130%, 07/08/30		12,200	12,336,389
Takeda Pharmaceutical Co., Ltd.
1.125%, 11/21/22	EUR	5,000	5,962,776
Toyota Motor Credit Corp.
3.300%, 01/12/22		2,605	2,693,008
# 2.625%, 01/10/23		2,999	3,143,166
3.200%, 01/11/27		26,976	30,080,724
3.050%, 01/11/28		11,550	12,823,529
# 3.650%, 01/08/29		11,108	12,936,469

TOTAL JAPAN			230,189,371

NETHERLANDS — (1.2%)
ABN AMRO Bank NV
0.500%, 07/17/23	EUR	911	1,081,628
Ahold Finance USA LLC
6.875%, 05/01/29		704	981,577
Cooperatieve Rabobank UA
3.875%, 02/08/22		4,090	4,273,655
0.750%, 08/29/23	EUR	1,200	1,429,036
3.375%, 05/21/25		17,522	19,636,866
Heineken NV
Ω 2.750%, 04/01/23		2,219	2,321,881
ING Bank NV
#Ω 2.050%, 08/15/21		5,000	5,069,286
ING Groep NV
1.000%, 09/20/23	EUR	2,400	2,878,232
3.950%, 03/29/27		4,000	4,545,422
4.050%, 04/09/29		4,000	4,687,364
Shell International Finance BV
2.250%, 11/10/20		4,646	4,647,729
3.250%, 05/11/25		31,117	34,373,671
2.875%, 05/10/26		29,810	32,921,356
2.500%, 09/12/26		11,169	12,093,302
4.125%, 05/11/35		9,350	11,108,383

TOTAL NETHERLANDS			142,049,388

NORWAY — (0.2%)
Equinor ASA
2.450%, 01/17/23		3,586	3,737,939

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
NORWAY — (Continued)
0.875%, 02/17/23	EUR	2,913	$3,472,027
2.650%, 01/15/24		6,950	7,361,510
# 1.750%, 01/22/26		3,000	3,113,130
Yara International ASA
Ω 3.148%, 06/04/30		5,800	6,176,515

TOTAL NORWAY			23,861,121

SPAIN — (0.7%)
Banco Santander SA
3.800%, 02/23/28		7,000	7,721,225
# 3.490%, 05/28/30		4,000	4,326,021
Santander Holdings USA, Inc.
4.500%, 07/17/25		17,590	19,508,350
4.400%, 07/13/27		2,000	2,231,544
Santander UK P.L.C.
4.000%, 03/13/24		8,788	9,711,729
Telefonica Emisiones SA
5.462%, 02/16/21		829	840,745
3.987%, 01/23/23	EUR	1,000	1,273,595
4.570%, 04/27/23		7,532	8,251,607
Telefonica Europe BV
8.250%, 09/15/30		16,567	24,706,803

TOTAL SPAIN			78,571,619

SUPRANATIONAL ORGANIZATION OBLIGATIONS —(0.0%)
Inter-American Development Bank
6.750%, 07/15/27		1,942	2,611,119

SWEDEN — (0.2%)
Svenska Handelsbanken AB
0.250%, 02/28/22	EUR	9,390	11,025,849
0.500%, 03/21/23	EUR	1,000	1,186,394
Swedbank AB
0.300%, 09/06/22	EUR	4,800	5,641,047

TOTAL SWEDEN			17,853,290

SWITZERLAND — (0.7%)
ABB Finance USA, Inc.
2.875%, 05/08/22		3,884	4,035,787
Credit Suisse AG
3.000%, 10/29/21		3,011	3,092,020
3.625%, 09/09/24		16,390	18,122,604
Novartis Capital Corp.
3.100%, 05/17/27		10,983	12,263,658
2.200%, 08/14/30		5,000	5,307,479
Roche Holdings, Inc.
Ω 2.625%, 05/15/26		1,000	1,093,247
#Ω 2.375%, 01/28/27		14,000	15,062,438

	Face Amount^		Value†
	(000)
SWITZERLAND — (Continued)
UBS Group AG
Ω 4.125%, 09/24/25		20,990	$23,866,001

TOTAL SWITZERLAND			82,843,234

UNITED KINGDOM — (2.6%)
AstraZeneca P.L.C.
2.375%, 11/16/20		2,316	2,317,876
3.375%, 11/16/25		8,259	9,264,584
4.000%, 01/17/29		2,000	2,372,889
BAE Systems Holdings, Inc.
Ω 2.850%, 12/15/20		1,239	1,241,285
Barclays P.L.C.
1.500%, 04/01/22	EUR	2,800	3,324,480
3.650%, 03/16/25		14,330	15,521,079
4.375%, 01/12/26		9,970	11,275,023
BAT International Finance P.L.C.
2.375%, 01/19/23	EUR	5,895	7,224,478
BP Capital Markets America, Inc.
3.245%, 05/06/22		2,848	2,968,556
3.119%, 05/04/26		8,415	9,200,395
3.017%, 01/16/27		6,773	7,294,821
BP Capital Markets P.L.C.
# 3.535%, 11/04/24		2,240	2,459,415
3.017%, 01/16/27		1,700	1,808,846
3.279%, 09/19/27		11,000	12,066,178
British Telecommunications P.L.C.
1.125%, 03/10/23	EUR	2,800	3,351,514
0.875%, 09/26/23	EUR	4,900	5,841,397
5.125%, 12/04/28		7,200	8,700,257
Ω 3.250%, 11/08/29		3,000	3,241,883
Coca-Cola European Partners P.L.C.
1.125%, 05/26/24	EUR	7,555	9,179,116
Diageo Capital P.L.C.
2.375%, 10/24/29		1,350	1,435,132
2.125%, 04/29/32		14,300	14,829,335
Diageo Investment Corp.
2.875%, 05/11/22		131	135,974
GlaxoSmithKline Capital, Inc.
3.875%, 05/15/28		7,700	9,045,207
HSBC Holdings P.L.C.
4.000%, 03/30/22		1,509	1,585,165
4.300%, 03/08/26		13,770	15,659,422
3.900%, 05/25/26		12,666	14,166,836
4.950%, 03/31/30		13,500	16,412,061
HSBC USA, Inc.
3.500%, 06/23/24		7,593	8,258,683
Janus Capital Group, Inc.
4.875%, 08/01/25		9,046	10,360,166

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED KINGDOM — (Continued)
Linde, Inc.
2.200%, 08/15/22		800	$822,250
Lloyds Banking Group P.L.C.
1.000%, 11/09/23	EUR	300	358,353
3.750%, 01/11/27		10,250	11,353,544
4.375%, 03/22/28		9,000	10,439,090
Mead Johnson Nutrition Co.
4.125%, 11/15/25		5,931	6,834,898
National Grid North America, Inc.
0.750%, 08/08/23	EUR	450	536,161
Nationwide Building Society
Ω 3.900%, 07/21/25		4,600	5,185,724
Natwest Group P.L.C.
2.500%, 03/22/23	EUR	4,900	6,005,022
4.800%, 04/05/26		4,800	5,569,598
NatWest Markets P.L.C.
0.625%, 03/02/22	EUR	6,800	7,976,005
Prudential P.L.C.
# 3.125%, 04/14/30		1,500	1,671,587
Rolls-Royce P.L.C.
Ω 3.625%, 10/14/25		10,425	9,942,844
Standard Chartered P.L.C.
Ω 4.050%, 04/12/26		4,380	4,856,369
TechnipFMC P.L.C.
3.450%, 10/01/22		4,235	4,359,171
Unilever Capital Corp.
# 2.000%, 07/28/26		1,900	2,021,804
Vodafone Group P.L.C.
7.875%, 02/15/30		7,107	10,353,679

TOTAL UNITED KINGDOM			298,828,152

UNITED STATES — (42.9%)
3M Co.
2.875%, 10/15/27		14,390	15,910,936
Abbott Laboratories
# 2.950%, 03/15/25		12,469	13,652,071
AbbVie, Inc.
Ω 3.450%, 03/15/22		12,881	13,331,737
Ω 3.250%, 10/01/22		7,562	7,900,790
2.900%, 11/06/22		2,800	2,931,880
# 3.600%, 05/14/25		18,850	20,891,372
4.250%, 11/14/28		25,500	30,083,970
Activision Blizzard, Inc.
3.400%, 06/15/27		6,308	7,134,980
1.350%, 09/15/30		8,000	7,720,104
Adobe, Inc.
3.250%, 02/01/25		1,920	2,120,850
Aetna, Inc.
2.750%, 11/15/22		8,320	8,633,344
3.500%, 11/15/24		5,359	5,859,844

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Affiliated Managers Group, Inc.
3.500%, 08/01/25		3,410	$3,751,234
3.300%, 06/15/30		20,900	22,154,362
Aflac, Inc.
3.250%, 03/17/25		11,007	12,155,199
3.600%, 04/01/30		2,000	2,316,756
Alabama Power Co.
2.800%, 04/01/25		2,560	2,749,353
Albemarle Corp.
4.150%, 12/01/24		7,365	8,029,031
Allstate Corp. (The)
5.350%, 06/01/33		7,500	10,288,129
Alphabet, Inc.
1.998%, 08/15/26		7,385	7,878,802
Altria Group, Inc.
4.750%, 05/05/21		208	212,756
4.800%, 02/14/29		2,500	2,933,307
3.400%, 05/06/30		10,500	11,394,653
Amazon.com, Inc.
3.150%, 08/22/27		9,200	10,419,976
Ameren Corp.
3.650%, 02/15/26		10,631	11,949,639
American Express Credit Corp.
2.250%, 05/05/21		148	149,232
3.300%, 05/03/27		16,929	19,082,076
American International Group, Inc.
1.500%, 06/08/23	EUR	2,000	2,408,562
# 4.125%, 02/15/24		10,069	11,145,550
3.750%, 07/10/25		9,247	10,362,928
3.900%, 04/01/26		6,429	7,326,184
4.200%, 04/01/28		2,100	2,443,181
American Water Capital Corp.
3.850%, 03/01/24		2,115	2,305,804
2.950%, 09/01/27		584	641,086
Ameriprise Financial, Inc.
4.000%, 10/15/23		3,722	4,101,260
# 2.875%, 09/15/26		6,175	6,779,210
AmerisourceBergen Corp.
3.400%, 05/15/24		1,223	1,326,383
3.450%, 12/15/27		3,000	3,392,129
# 2.800%, 05/15/30		29,884	31,763,087
Amgen, Inc.
3.625%, 05/22/24		6,399	7,005,888
3.125%, 05/01/25		3,200	3,492,798
2.600%, 08/19/26		10,375	11,245,359
2.300%, 02/25/31		5,000	5,183,528
Analog Devices, Inc.
3.900%, 12/15/25		4,965	5,659,067
# 3.500%, 12/05/26		11,977	13,540,579

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
Anheuser-Busch InBev
Worldwide, Inc.
5.875%, 06/15/35	2,846	$3,998,856
Anthem, Inc.
3.125%, 05/15/22	1,277	1,329,439
3.500%, 08/15/24	4,986	5,444,881
# 3.650%, 12/01/27	4,000	4,518,272
4.101%, 03/01/28	16,600	19,132,910
5.950%, 12/15/34	1,300	1,804,851
Aon Corp.
4.500%, 12/15/28	2,300	2,759,797
3.750%, 05/02/29	1,500	1,727,113
2.800%, 05/15/30	5,000	5,351,481
Aon P.L.C.
4.000%, 11/27/23	4,000	4,360,401
# 3.500%, 06/14/24	9,147	9,961,621
Apple, Inc.
3.250%, 02/23/26	19,942	22,291,572
2.450%, 08/04/26	17,090	18,537,804
3.350%, 02/09/27	33,607	37,986,059
3.000%, 06/20/27	11,436	12,782,607
3.000%, 11/13/27	26,919	30,153,680
Applied Materials, Inc.
3.300%, 04/01/27	16,750	18,861,327
Archer-Daniels-Midland Co.
2.500%, 08/11/26	4,942	5,377,432
Arizona Public Service Co.
3.150%, 05/15/25	9,580	10,461,086
Arrow Electronics, Inc.
3.875%, 01/12/28	12,338	13,709,082
Assurant, Inc.
4.000%, 03/15/23	6,399	6,791,225
AT&T, Inc.
3.800%, 02/15/27	8,782	9,882,027
2.750%, 06/01/31	1,000	1,035,859
Autodesk, Inc.
4.375%, 06/15/25	3,015	3,436,031
3.500%, 06/15/27	12,009	13,506,493
Automatic Data Processing, Inc.
3.375%, 09/15/25	12,356	13,918,470
1.250%, 09/01/30	3,575	3,491,375
AutoZone, Inc.
2.875%, 01/15/23	11,988	12,519,822
3.125%, 07/15/23	1,270	1,342,072
3.250%, 04/15/25	6,203	6,769,074
3.125%, 04/21/26	988	1,082,167
Avnet, Inc.
4.625%, 04/15/26	5,560	6,171,815
AXIS Specialty Finance P.L.C.
4.000%, 12/06/27	20,320	22,223,884

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.
3.337%, 12/15/27		1,900	$2,035,041
Baltimore Gas & Electric Co.
# 2.400%, 08/15/26		692	743,354
Bank of America Corp.
4.000%, 04/01/24		6,120	6,771,336
3.875%, 08/01/25		2,350	2,660,223
Bank of America Corp. Floating Rate Note
(r) 3.419%, 12/20/28		15,341	17,048,611
Bank of New York Mellon Corp. (The)
# 3.650%, 02/04/24		10,524	11,508,186
3.000%, 02/24/25		1,913	2,088,587
1.600%, 04/24/25		21,050	21,812,364
2.800%, 05/04/26		7,088	7,791,294
BAT Capital Corp.
4.906%, 04/02/30		21,000	24,455,366
Baxter International, Inc.
2.600%, 08/15/26		4,951	5,373,004
Bemis Co., Inc.
# 4.500%, 10/15/21		640	657,345
2.630%, 06/19/30		2,500	2,618,729
Berkshire Hathaway Finance Corp.
1.850%, 03/12/30		14,000	14,435,487
Berkshire Hathaway, Inc.
0.750%, 03/16/23	EUR	650	772,216
# 3.125%, 03/15/26		33,128	36,975,621
Best Buy Co., Inc.
4.450%, 10/01/28		19,493	23,011,718
Biogen, Inc.
4.050%, 09/15/25		8,950	10,169,135
# 2.250%, 05/01/30		20,320	20,483,135
Black Hills Corp.
# 2.500%, 06/15/30		2,850	2,933,666
4.350%, 05/01/33		1,750	2,078,831
BlackRock, Inc.
3.200%, 03/15/27		24,563	27,864,626
# 3.250%, 04/30/29		6,942	7,937,061
2.400%, 04/30/30		24,000	25,764,685
Boeing Co. (The)
# 8.750%, 08/15/21		977	1,035,553
# 2.500%, 03/01/25		6,399	6,364,048
# 2.600%, 10/30/25		2,568	2,564,868
# 3.200%, 03/01/29		5,000	4,886,281
# 2.950%, 02/01/30		5,000	4,754,333
3.250%, 02/01/35		2,463	2,284,018
Booking Holdings, Inc.
0.800%, 03/10/22	EUR	2,000	2,354,459
2.150%, 11/25/22	EUR	4,020	4,860,742

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
3.600%, 06/01/26		4,494	$4,985,587
4.625%, 04/13/30		7,210	8,530,971
BP Capital Markets America, Inc.
4.234%, 11/06/28		1,267	1,471,711
Bristol-Myers Squibb Co.
2.000%, 08/01/22		4,244	4,365,326
4.000%, 08/15/23		8,237	9,065,861
3.625%, 05/15/24		4,433	4,861,555
Broadcom, Inc.
4.300%, 11/15/32		31,000	35,417,481
Brown & Brown, Inc.
4.200%, 09/15/24		4,660	5,162,529
2.375%, 03/15/31		3,000	3,007,935
Bunge, Ltd. Finance Corp.
3.750%, 09/25/27		15,000	16,380,274
Burlington Northern Santa Fe LLC
3.000%, 04/01/25		4,279	4,667,522
7.000%, 12/15/25		858	1,099,154
CA, Inc.
4.700%, 03/15/27		17,502	19,237,858
Camden Property Trust
2.800%, 05/15/30		1,500	1,617,353
Campbell Soup Co.
2.500%, 08/02/22		1,939	2,003,513
3.300%, 03/19/25		4,045	4,409,683
4.150%, 03/15/28		5,628	6,517,980
Capital One Financial Corp.
4.750%, 07/15/21		1,956	2,016,498
3.750%, 04/24/24		4,607	5,013,356
0.800%, 06/12/24	EUR	2,650	3,098,298
3.200%, 02/05/25		2,700	2,914,808
3.750%, 03/09/27		14,165	15,823,835
# 3.800%, 01/31/28		5,600	6,293,006
Cardinal Health, Inc.
3.200%, 06/15/22		3,840	3,993,475
3.410%, 06/15/27		17,718	19,610,299
Cargill, Inc.
Ω 2.125%, 04/23/30		6,060	6,308,666
Carrier Global Corp.
#Ω 2.700%, 02/15/31		2,500	2,612,867
Caterpillar, Inc.
2.600%, 06/26/22		2,531	2,608,754
CenterPoint Energy Resources Corp.
4.000%, 04/01/28		4,800	5,551,840
Charles Schwab Corp. (The)
# 3.000%, 03/10/25		12,777	13,899,878
Chevron Corp.
1.554%, 05/11/25		10,000	10,319,986
2.954%, 05/16/26		11,356	12,558,241
# 2.236%, 05/11/30		5,000	5,232,810

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
Choice Hotels International, Inc.
3.700%, 12/01/29	2,750	$2,869,708
Chubb INA Holdings, Inc.
2.875%, 11/03/22	1,852	1,935,628
# 2.700%, 03/13/23	2,965	3,119,826
3.350%, 05/15/24	5,120	5,588,520
Cigna Corp.
3.500%, 06/15/24	8,342	9,071,295
3.250%, 04/15/25	4,500	4,926,963
3.400%, 03/01/27	14,920	16,589,743
4.375%, 10/15/28	2,500	2,961,306
2.400%, 03/15/30	2,700	2,796,078
Cincinnati Financial Corp.
6.920%, 05/15/28	4,000	5,283,928
Citigroup, Inc.
4.500%, 01/14/22	1,472	1,543,184
3.300%, 04/27/25	5,679	6,262,430
Citizens Bank N.A.
3.750%, 02/18/26	4,000	4,554,658
Clorox Co. (The)
3.100%, 10/01/27	5,077	5,664,590
3.900%, 05/15/28	16,112	18,986,055
CME Group, Inc.
# 3.000%, 03/15/25	2,833	3,101,831
CMS Energy Corp.
3.875%, 03/01/24	1,725	1,878,332
3.600%, 11/15/25	3,163	3,511,032
3.000%, 05/15/26	4,942	5,424,937
CNA Financial Corp.
4.500%, 03/01/26	22,057	25,786,275
3.900%, 05/01/29	2,450	2,779,434
Coca-Cola Co. (The)
3.200%, 11/01/23	13,789	14,917,108
2.250%, 09/01/26	12,603	13,658,688
# 2.900%, 05/25/27	13,535	15,022,554
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	2,731	3,234,668
Comcast Corp.
3.375%, 08/15/25	4,946	5,515,800
3.150%, 03/01/26	9,198	10,201,242
3.150%, 02/15/28	5,000	5,565,509
4.250%, 10/15/30	10,000	12,156,036
4.250%, 01/15/33	22,000	26,935,998
7.050%, 03/15/33	2,200	3,328,845
Comerica, Inc.
4.000%, 02/01/29	6,000	6,862,190
Conagra Brands, Inc.
3.200%, 01/25/23	4,643	4,878,364
4.850%, 11/01/28	970	1,188,348
ConocoPhillips Co.
4.950%, 03/15/26	14,112	16,796,602

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
Consolidated Edison Co. of New York, Inc.
# 3.300%, 12/01/24	1,280	$1,393,974
5.300%, 03/01/35	400	529,275
Constellation Brands, Inc.
3.600%, 02/15/28	10,825	12,178,028
3.150%, 08/01/29	7,000	7,658,234
Corning, Inc.
3.700%, 11/15/23	2,710	2,919,943
Costco Wholesale Corp.
3.000%, 05/18/27	19,300	21,499,001
Cox Communications, Inc.
Ω 3.850%, 02/01/25	6,790	7,488,594
Ω 3.500%, 08/15/27	1,200	1,334,999
CSX Corp.
4.250%, 06/01/21	748	758,041
CVS Health Corp.
3.375%, 08/12/24	11,857	12,882,838
3.875%, 07/20/25	13,408	15,050,945
3.250%, 08/15/29	4,000	4,375,459
Danaher Corp.
3.350%, 09/15/25	1,483	1,645,977
Deere & Co.
5.375%, 10/16/29	467	609,239
Dentsply Sirona, Inc.
# 3.250%, 06/01/30	5,500	5,956,836
Discover Bank
4.650%, 09/13/28	2,800	3,277,323
Discovery Communications LLC
3.900%, 11/15/24	5,376	5,949,624
3.450%, 03/15/25	5,671	6,189,250
# 3.625%, 05/15/30	5,000	5,525,387
Dollar General Corp.
3.250%, 04/15/23	5,733	6,078,352
4.150%, 11/01/25	1,604	1,844,900
Dollar Tree, Inc.
4.200%, 05/15/28	21,641	25,307,738
Dominion Energy Gas Holdings LLC
2.800%, 11/15/20	2,916	2,918,101
Dominion Energy, Inc.
3.900%, 10/01/25	10,013	11,340,661
Dow Chemical Co. (The)
3.500%, 10/01/24	4,594	5,016,810
DTE Energy Co.
3.850%, 12/01/23	960	1,046,038
2.850%, 10/01/26	1,000	1,084,792
6.375%, 04/15/33	2,305	3,281,782
Duke Energy Corp.
3.750%, 04/15/24	5,205	5,714,633
DXC Technology Co.
4.450%, 09/18/22	3,200	3,350,891
# 4.750%, 04/15/27	35,329	39,560,174

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
E*TRADE Financial Corp.
4.500%, 06/20/28		8,496	$10,050,275
Eastman Chemical Co.
3.600%, 08/15/22		297	310,412
1.500%, 05/26/23	EUR	7,630	9,113,929
3.800%, 03/15/25		9,527	10,461,476
Eaton Corp.
4.000%, 11/02/32		13,775	16,515,703
Eaton Vance Corp.
3.500%, 04/06/27		10,462	11,640,532
eBay, Inc.
3.800%, 03/09/22		5,177	5,396,232
# 2.600%, 07/15/22		1,688	1,739,821
3.600%, 06/05/27		13,375	14,930,662
Ecolab, Inc.
# 2.700%, 11/01/26		4,448	4,925,257
EI du Pont de Nemours and Co.
2.300%, 07/15/30		4,000	4,178,671
Electronic Arts, Inc.
4.800%, 03/01/26		15,000	17,768,658
Emerson Electric Co.
# 3.150%, 06/01/25		5,312	5,895,639
Enterprise Products Operating LLC
3.900%, 02/15/24		1,680	1,831,730
# 3.700%, 02/15/26		4,976	5,566,292
6.875%, 03/01/33		1,800	2,388,044
EOG Resources, Inc.
# 4.100%, 02/01/21		1,722	1,737,564
# 3.150%, 04/01/25		6,718	7,300,403
4.375%, 04/15/30		6,000	7,052,188
ERAC USA Finance LLC
Ω 3.850%, 11/15/24		6,590	7,234,879
ERP Operating L.P.
2.500%, 02/15/30		2,800	2,947,160
Evergy, Inc.
4.850%, 06/01/21		2,466	2,502,413
Eversource Energy
2.800%, 05/01/23		4,743	4,974,576
4.250%, 04/01/29		1,000	1,186,990
Exelon Corp.
2.450%, 04/15/21		370	372,649
3.950%, 06/15/25		417	469,152
3.400%, 04/15/26		20,540	22,929,726
Exxon Mobil Corp.
3.176%, 03/15/24		2,929	3,147,644
# 2.440%, 08/16/29		1,500	1,591,032
FedEx Corp.
2.625%, 08/01/22		2,607	2,701,092
1.000%, 01/11/23	EUR	8,560	10,177,047
4.000%, 01/15/24		6,991	7,710,344
3.200%, 02/01/25		1,744	1,913,218
# 3.400%, 02/15/28		5,250	5,895,065

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
4.900%, 01/15/34	2,075	$2,626,975
3.900%, 02/01/35	800	926,549
Fidelity National Financial, Inc.
3.400%, 06/15/30	18,654	19,862,681
Fifth Third Bancorp
# 3.950%, 03/14/28	26,032	30,042,084
FirstEnergy Corp.
7.375%, 11/15/31	2,368	3,151,571
Flex, Ltd.
4.875%, 06/15/29	1,700	1,948,199
4.875%, 05/12/30	4,000	4,621,422
FMR LLC
Ω 4.950%, 02/01/33	2,400	3,205,429
Fortune Brands Home & Security, Inc.
3.250%, 09/15/29	4,300	4,742,972
GATX Corp.
3.250%, 03/30/25	5,120	5,519,851
3.250%, 09/15/26	7,749	8,441,083
GE Capital Funding LLC
Ω 4.550%, 05/15/32	4,000	4,389,137
General Electric Co.
6.750%, 03/15/32	29,038	37,406,227
General Mills, Inc.
4.200%, 04/17/28	8,600	10,096,376
General Motors Financial Co., Inc.
5.250%, 03/01/26	14,136	16,109,894
4.350%, 01/17/27	1,863	2,040,085
Georgia Power Co.
3.250%, 04/01/26	3,000	3,330,382
# 3.250%, 03/30/27	15,966	17,505,440
Georgia-Pacific LLC
7.750%, 11/15/29	1,000	1,469,530
Gilead Sciences, Inc.
4.400%, 12/01/21	1,414	1,461,267
# 3.700%, 04/01/24	10,612	11,557,484
3.650%, 03/01/26	8,806	9,931,136
Glencore Funding LLC
Ω 2.500%, 09/01/30	5,000	4,856,784
Global Payments, Inc.
4.800%, 04/01/26	7,031	8,211,813
4.450%, 06/01/28	8,020	9,298,685
Goldman Sachs Group, Inc. (The)
5.250%, 07/27/21	2,240	2,320,248
4.000%, 03/03/24	26,404	29,091,553
3.750%, 05/22/25	8,213	9,128,323
3.750%, 02/25/26	10,350	11,635,668
2.600%, 02/07/30	5,000	5,272,782
3.800%, 03/15/30	12,000	13,829,586
6.125%, 02/15/33	967	1,375,632

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Halliburton Co.
3.500%, 08/01/23		333	$351,372
2.920%, 03/01/30		1,000	970,777
Harley-Davidson, Inc.
# 3.500%, 07/28/25		5,593	5,980,643
Hasbro, Inc.
3.500%, 09/15/27		3,300	3,474,151
Health Care Service Corp. A Mutual Legal Reserve Co.
Ω 2.200%, 06/01/30		27,600	28,167,661
Hewlett Packard Enterprise Co.
# 4.900%, 10/15/25		6,965	8,006,461
Honeywell International, Inc.
2.500%, 11/01/26		9,698	10,611,610
Hormel Foods Corp.
# 4.125%, 04/15/21		1,479	1,490,005
HP, Inc.
3.400%, 06/17/30		50,835	54,250,027
Humana, Inc.
3.850%, 10/01/24		7,825	8,638,162
Huntington Bancshares, Inc.
3.150%, 03/14/21		1,582	1,594,821
2.300%, 01/14/22		2,292	2,340,950
Illinois Tool Works, Inc.
1.250%, 05/22/23	EUR	1,000	1,205,991
3.500%, 03/01/24		6,399	6,964,684
Intel Corp.
# 3.150%, 05/11/27		2,500	2,794,742
4.000%, 12/15/32		3,200	3,964,271
Intercontinental Exchange, Inc.
3.750%, 12/01/25		12,500	14,167,750
International Business Machines Corp.
3.375%, 08/01/23		4,409	4,770,189
3.625%, 02/12/24		9,600	10,527,986
3.300%, 01/27/27		26,154	29,148,806
1.950%, 05/15/30		22,940	23,257,661
International Paper Co.
3.800%, 01/15/26		1,136	1,295,155
Interpublic Group of Cos., Inc. (The)
4.200%, 04/15/24		3,903	4,313,687
# 4.750%, 03/30/30		1,175	1,413,161
Interstate Power and Light Co.
2.300%, 06/01/30		3,978	4,177,824
Jabil, Inc.
3.600%, 01/15/30		23,550	24,937,149
3.000%, 01/15/31		15,033	15,179,460

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.
4.850%, 01/15/27		6,594	$7,578,015
JM Smucker Co. (The)
3.500%, 03/15/25		6,042	6,748,393
Johnson & Johnson
2.450%, 03/01/26		3,212	3,483,410
Johnson Controls International P.L.C.
1.000%, 09/15/23	EUR	13,315	16,002,557
3.625%, 07/02/24		915	992,455
JPMorgan Chase & Co.
2.750%, 02/01/23	EUR	5,750	7,123,990
3.625%, 05/13/24		12,131	13,372,535
# 3.900%, 07/15/25		22,416	25,363,250
3.200%, 06/15/26		676	750,389
2.950%, 10/01/26		500	550,435
Juniper Networks, Inc.
# 4.500%, 03/15/24		4,224	4,701,766
3.750%, 08/15/29		4,000	4,521,589
Kellogg Co.
3.250%, 04/01/26		13,739	15,276,023
3.400%, 11/15/27		14,600	16,321,117
7.450%, 04/01/31		6,959	10,202,529
Kemper Corp.
# 2.400%, 09/30/30		5,000	4,913,978
Keurig Dr Pepper, Inc.
3.400%, 11/15/25		5,885	6,537,091
KeyBank NA
# 3.300%, 06/01/25		750	833,560
KeyCorp
5.100%, 03/24/21		101	102,889
Kilroy Realty L.P.
3.050%, 02/15/30		8,000	8,274,604
2.500%, 11/15/32		17,100	16,567,947
Kimberly-Clark Corp.
2.400%, 06/01/23		1,920	2,011,871
Kroger Co. (The)
3.850%, 08/01/23		3,341	3,619,326
7.500%, 04/01/31		16,177	22,985,372
L3Harris Technologies, Inc.
3.950%, 05/28/24		2,469	2,703,006
Laboratory Corp. of America Holdings
4.000%, 11/01/23		3,840	4,183,778
3.600%, 09/01/27		2,500	2,828,234
Lam Research Corp.
3.800%, 03/15/25		4,094	4,600,166
4.000%, 03/15/29		3,000	3,568,872
Lazard Group LLC
4.500%, 09/19/28		18,426	21,227,782

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Lear Corp.
3.800%, 09/15/27		3,495	$3,743,230
Legg Mason, Inc.
3.950%, 07/15/24		4,736	5,254,315
4.750%, 03/15/26		9,317	11,036,760
Liberty Mutual Group, Inc.
Ω 4.569%, 02/01/29		10,665	12,857,168
Lincoln National Corp.
# 3.400%, 01/15/31		8,680	9,562,480
Lockheed Martin Corp.
# 2.900%, 03/01/25		4,480	4,872,828
3.550%, 01/15/26		4,800	5,426,111
Loews Corp.
2.625%, 05/15/23		3,761	3,944,592
3.750%, 04/01/26		11,870	13,520,894
Lowe’s Cos., Inc.
3.120%, 04/15/22		292	301,767
3.375%, 09/15/25		5,183	5,765,274
LYB International Finance II BV
1.875%, 03/02/22	EUR	4,900	5,819,962
3.500%, 03/02/27		4,166	4,577,718
LYB International Finance III LLC
# 3.375%, 05/01/30		8,800	9,548,071
LyondellBasell Industries NV
5.750%, 04/15/24		5,827	6,649,831
Manufacturers & Traders Trust Co.
2.900%, 02/06/25		8,028	8,720,325
Marathon Petroleum Corp.
# 3.625%, 09/15/24		7,691	8,160,809
Marriott International, Inc.
2.875%, 03/01/21		609	612,515
Mars, Inc.
Ω 1.625%, 07/16/32		4,400	4,299,798
Marsh & McLennan Cos., Inc.
3.500%, 06/03/24		8,320	9,072,889
3.750%, 03/14/26		3,300	3,744,131
Mastercard, Inc.
1.100%, 12/01/22	EUR	405	484,121
# 2.950%, 11/21/26		2,700	3,018,995
Maxim Integrated Products, Inc.
3.450%, 06/15/27		5,931	6,583,450
McDonald’s Corp.
2.000%, 06/01/23	EUR	3,100	3,816,317
0.625%, 01/29/24	EUR	8,900	10,619,130
McKesson Corp.
# 3.796%, 03/15/24		3,348	3,657,768
4.750%, 05/30/29		7,500	9,024,578
Medtronic, Inc.
# 3.500%, 03/15/25		616	692,091

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
4.375%, 03/15/35	4,465	$5,951,277
Merck & Co., Inc.
# 2.750%, 02/10/25	11,609	12,576,529
3.400%, 03/07/29	8,000	9,246,285
1.450%, 06/24/30	1,200	1,200,563
MetLife, Inc.
# 3.600%, 04/10/24	6,140	6,755,084
5.700%, 06/15/35	7,400	10,661,677
Micron Technology, Inc.
4.663%, 02/15/30	330	388,140
Microsoft Corp.
2.700%, 02/12/25	1,567	1,702,368
2.400%, 08/08/26	29,634	32,241,427
3.300%, 02/06/27	14,692	16,700,340
Molson Coors Beverage Co.
3.500%, 05/01/22	2,787	2,900,571
3.000%, 07/15/26	18,416	19,791,722
Morgan Stanley
3.875%, 04/29/24	8,982	9,926,093
3.875%, 01/27/26	18,683	21,207,090
3.625%, 01/20/27	19,726	22,327,863
7.250%, 04/01/32	7,000	10,580,520
Mosaic Co. (The)
4.250%, 11/15/23	2,565	2,788,908
# 4.050%, 11/15/27	6,000	6,618,921
Motorola Solutions, Inc.
4.600%, 05/23/29	4,700	5,519,417
2.300%, 11/15/30	22,000	21,850,662
MPLX L.P.
4.125%, 03/01/27	12,020	13,132,585
Mylan NV
3.950%, 06/15/26	18,167	20,443,095
Mylan, Inc.
4.200%, 11/29/23	4,480	4,905,506
Nasdaq, Inc.
4.250%, 06/01/24	1,666	1,854,206
National Rural Utilities Cooperative Finance Corp.
8.000%, 03/01/32	2,708	4,269,382
NetApp, Inc.
3.250%, 12/15/22	1,088	1,137,377
3.300%, 09/29/24	3,451	3,732,096
2.700%, 06/22/30	5,000	5,148,434
Newmont Corp.
3.625%, 06/09/21	3,975	4,029,582
NextEra Energy Capital Holdings, Inc.
4.500%, 06/01/21	828	839,342
3.550%, 05/01/27	25,641	28,772,086
NIKE, Inc.
2.375%, 11/01/26	28,083	30,559,827
Northern Trust Corp.
1.950%, 05/01/30	23,270	23,959,297

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
Northrop Grumman Corp.
3.250%, 08/01/23	988	$1,065,347
Nucor Corp.
# 3.950%, 05/01/28	10,245	11,853,351
# 2.700%, 06/01/30	9,000	9,596,707
Nuveen Finance LLC
Ω 4.125%, 11/01/24	2,748	3,096,761
NVIDIA Corp.
# 3.200%, 09/16/26	3,800	4,269,510
Ohio Power Co.
5.375%, 10/01/21	2,308	2,411,785
Omnicom Group, Inc.
4.200%, 06/01/30	13,055	15,195,462
Omnicom Group, Inc. / Omnicom Capital, Inc.
3.650%, 11/01/24	6,057	6,645,444
Oracle Corp.
2.950%, 05/15/25	15,400	16,764,835
2.650%, 07/15/26	39,785	43,315,197
3.250%, 11/15/27	36,794	41,353,828
O’Reilly Automotive, Inc.
3.600%, 09/01/27	21,580	24,302,716
Owens Corning
3.875%, 06/01/30	8,826	9,852,168
Packaging Corp. of America
4.500%, 11/01/23	3,888	4,289,312
Parker-Hannifin Corp.
3.300%, 11/21/24	3,093	3,373,720
# 3.250%, 06/14/29	6,200	6,955,259
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
Ω 3.400%, 11/15/26	1,000	1,098,355
PepsiCo, Inc.
2.750%, 03/05/22	2,810	2,903,788
3.500%, 07/17/25	10,309	11,577,486
PerkinElmer, Inc.
3.300%, 09/15/29	1,700	1,874,228
Pfizer, Inc.
3.000%, 12/15/26	42,108	47,361,214
3.450%, 03/15/29	5,000	5,808,085
# 1.700%, 05/28/30	5,000	5,112,975
Philip Morris International, Inc.
# 3.250%, 11/10/24	7,098	7,778,408
# 3.125%, 08/17/27	2,000	2,201,842
3.375%, 08/15/29	6,000	6,736,685
2.100%, 05/01/30	10,750	10,936,232
Phillips 66
4.300%, 04/01/22	2,235	2,347,650
Phillips 66 Partners L.P.
3.550%, 10/01/26	23,603	24,973,469
3.750%, 03/01/28	3,265	3,400,720
3.150%, 12/15/29	18,000	17,925,541

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
PNC Bank NA
2.950%, 02/23/25	8,093	$8,816,285
3.250%, 06/01/25	8,000	8,838,770
PNC Financial Services Group, Inc. (The)
3.300%, 03/08/22	795	824,395
PPG Industries, Inc.
# 3.750%, 03/15/28	12,376	14,812,935
2.800%, 08/15/29	2,603	2,807,074
2.550%, 06/15/30	9,250	9,801,429
PPL Capital Funding, Inc.
3.400%, 06/01/23	3,334	3,537,771
3.100%, 05/15/26	11,200	12,382,086
Precision Castparts Corp.
3.250%, 06/15/25	30,987	34,233,525
Principal Financial Group, Inc.
3.125%, 05/15/23	4,444	4,750,849
3.400%, 05/15/25	5,700	6,351,551
3.100%, 11/15/26	5,472	6,061,919
Procter & Gamble Co. (The)
2.450%, 11/03/26	1,077	1,179,573
# 2.850%, 08/11/27	12,850	14,338,334
Progress Energy, Inc.
7.750%, 03/01/31	2,500	3,632,615
Prudential Financial, Inc.
3.878%, 03/27/28	1,215	1,417,533
PSEG Power LLC
4.300%, 11/15/23	5,815	6,365,106
8.625%, 04/15/31	1,000	1,451,421
Puget Energy, Inc.
6.000%, 09/01/21	7,900	8,235,909
QUALCOMM, Inc.
2.150%, 05/20/30	5,000	5,182,335
Ω 1.650%, 05/20/32	17,843	17,428,959
Quest Diagnostics, Inc.
3.500%, 03/30/25	384	426,039
Raytheon Technologies Corp.
7.500%, 09/15/29	615	878,587
Reinsurance Group of America, Inc.
5.000%, 06/01/21	960	985,620
4.700%, 09/15/23	3,840	4,247,764
3.950%, 09/15/26	16,189	18,192,871
3.900%, 05/15/29	4,725	5,372,071
# 3.150%, 06/15/30	15,855	17,339,514
RELX Capital, Inc.
3.000%, 05/22/30	900	971,805
Republic Services, Inc.
3.550%, 06/01/22	4,488	4,670,517
Rockwell Automation, Inc.
2.875%, 03/01/25	5,738	6,232,337
Roper Technologies, Inc.
3.000%, 12/15/20	1,285	1,284,872

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
Royalty Pharma P.L.C.
Ω 2.200%, 09/02/30	5,000	$4,914,661
salesforce.com, Inc.
3.700%, 04/11/28	12,800	15,018,736
Schlumberger Investment SA
2.650%, 06/26/30	9,852	9,901,847
Sempra Energy
4.050%, 12/01/23	2,205	2,405,145
3.550%, 06/15/24	6,528	7,092,944
Sherwin-Williams Co. (The)
3.450%, 08/01/25	6,794	7,498,046
3.450%, 06/01/27	1,035	1,159,888
# 2.950%, 08/15/29	6,000	6,544,549
Simon Property Group L.P.
# 2.650%, 07/15/30	20,000	19,992,188
Southern Co. (The)
3.250%, 07/01/26	8,992	10,006,977
Southern Power Co.
4.150%, 12/01/25	5,433	6,229,698
Southwest Gas Corp.
3.700%, 04/01/28	2,900	3,290,832
# 2.200%, 06/15/30	13,700	14,215,950
Stanley Black & Decker, Inc.
2.300%, 03/15/30	3,000	3,200,331
Starbucks Corp.
# 3.850%, 10/01/23	1,231	1,340,810
State Street Corp.
3.300%, 12/16/24	13,947	15,396,982
3.550%, 08/18/25	8,254	9,335,139
Steel Dynamics, Inc.
3.250%, 01/15/31	18,125	19,559,391
Stryker Corp.
2.625%, 03/15/21	896	901,683
3.375%, 05/15/24	512	555,845
3.375%, 11/01/25	11,427	12,729,338
# 3.650%, 03/07/28	25,656	29,329,678
Sysco Corp.
3.750%, 10/01/25	685	761,563
3.300%, 07/15/26	18,844	20,546,394
3.250%, 07/15/27	4,934	5,361,327
Target Corp.
# 2.500%, 04/15/26	4,468	4,892,444
TCI Communications, Inc.
7.875%, 02/15/26	1,520	2,047,166
TD Ameritrade Holding Corp.
2.950%, 04/01/22	1,785	1,842,640
3.625%, 04/01/25	7,358	8,209,972
Texas Instruments, Inc.
2.900%, 11/03/27	3,500	3,885,273
Textron, Inc.
2.450%, 03/15/31	15,590	15,457,211
TJX Cos., Inc. (The)
# 2.250%, 09/15/26	20,681	22,061,427
3.750%, 04/15/27	2,800	3,226,508

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Toyota Motor Credit Corp.
2.150%, 09/08/22		6,000	$6,199,715
Travelers Property Casualty Corp.
6.375%, 03/15/33		800	1,181,119
Truist Financial Corp.
2.900%, 03/03/21		748	753,046
3.700%, 06/05/25		14,345	16,147,675
TWDC Enterprises 18 Corp.
3.150%, 09/17/25		9,588	10,624,094
7.000%, 03/01/32		1,340	1,977,672
Tyson Foods, Inc.
4.500%, 06/15/22		5,527	5,829,698
U.S. Bank NA
# 2.800%, 01/27/25		5,950	6,435,977
Union Pacific Corp.
2.750%, 04/15/23		640	670,496
# 3.250%, 01/15/25		9,515	10,409,839
3.950%, 09/10/28		22,950	26,871,580
United Parcel Service, Inc.
0.375%, 11/15/23	EUR	850	1,006,502
3.050%, 11/15/27		2,127	2,379,908
UnitedHealth Group, Inc.
2.750%, 02/15/23		8,672	9,074,578
3.750%, 07/15/25		12,530	14,225,975
# 3.100%, 03/15/26		1,290	1,434,838
3.850%, 06/15/28		1,500	1,755,734
Unum Group
4.000%, 03/15/24		5,051	5,450,675
3.875%, 11/05/25		1,977	2,135,653
4.000%, 06/15/29		10,963	11,999,863
US Bancorp
2.350%, 01/29/21		806	808,675
Valero Energy Corp.
# 3.400%, 09/15/26		8,918	9,395,059
7.500%, 04/15/32		580	747,513
Ventas Realty L.P.
3.000%, 01/15/30		1,100	1,129,259
Verizon Communications, Inc.
3.376%, 02/15/25		531	589,285
# 2.625%, 08/15/26		2,026	2,203,205
4.125%, 03/16/27		3,000	3,517,241
4.329%, 09/21/28		2,000	2,398,240
4.016%, 12/03/29		17,153	20,263,818
VF Corp.
2.800%, 04/23/27		1,000	1,078,507
2.950%, 04/23/30		516	559,378
ViacomCBS, Inc.
3.875%, 04/01/24		4,899	5,340,692
3.500%, 01/15/25		2,364	2,580,786
2.900%, 01/15/27		26,061	28,136,521
7.875%, 07/30/30		1,137	1,638,417
# 4.950%, 01/15/31		3,993	4,843,390
# 4.200%, 05/19/32		12,600	14,476,340

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
Visa, Inc.
3.150%, 12/14/25	14,555	$16,189,381
2.050%, 04/15/30	54,150	57,108,739
VMware, Inc.
# 4.650%, 05/15/27	6,600	7,643,461
3.900%, 08/21/27	1,024	1,129,833
Walgreen Co.
3.100%, 09/15/22	3,807	3,994,527
Walgreens Boots Alliance, Inc.
3.300%, 11/18/21	7,828	8,024,363
3.450%, 06/01/26	1,465	1,597,802
# 3.200%, 04/15/30	23,552	24,947,877
Walmart, Inc.
3.700%, 06/26/28	5,000	5,838,920
3.250%, 07/08/29	8,465	9,767,773
2.375%, 09/24/29	14,101	15,320,347
Walt Disney Co. (The)
3.700%, 09/15/24	14,364	15,893,653
1.750%, 01/13/26	5,000	5,203,206
2.650%, 01/13/31	24,000	25,746,494
6.200%, 12/15/34	1,700	2,483,297
Waste Management, Inc.
4.600%, 03/01/21	1,831	1,837,026
3.500%, 05/15/24	4,942	5,374,425
# 3.125%, 03/01/25	3,460	3,792,777
WEC Energy Group, Inc.
3.550%, 06/15/25	6,271	6,998,798
Wells Fargo & Co.
3.500%, 03/08/22	2,768	2,882,208
3.000%, 02/19/25	16,264	17,555,216
3.000%, 04/22/26	9,473	10,317,251
3.000%, 10/23/26	1,490	1,626,156
4.150%, 01/24/29	1,200	1,396,598
5.375%, 02/07/35	1,500	2,011,508
Welltower, Inc.
4.125%, 03/15/29	1,550	1,759,448
2.750%, 01/15/31	11,393	11,633,087
Westlake Chemical Corp.
3.375%, 06/15/30	11,785	12,627,372
WestRock MWV LLC
8.200%, 01/15/30	19,367	26,879,507
Whirlpool Corp.
4.700%, 06/01/22	1,920	2,040,189
3.700%, 05/01/25	15,463	17,244,199
# 4.750%, 02/26/29	1,300	1,568,938
Williams Cos., Inc. (The)
4.000%, 09/15/25	12,364	13,640,211
3.750%, 06/15/27	7,863	8,565,519
3.500%, 11/15/30	15,200	16,302,300
Wisconsin Electric Power Co.
3.100%, 06/01/25	3,200	3,475,860
WRKCo, Inc.
4.200%, 06/01/32	1,800	2,126,226

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
3.000%, 06/15/33	19,705	$20,955,429
Zimmer Biomet Holdings, Inc.
3.550%, 04/01/25	5,634	6,202,133
Zoetis, Inc.
# 3.000%, 09/12/27	26,275	28,986,330

TOTAL UNITED STATES		4,885,211,907

TOTAL BONDS		6,535,584,973

U.S. TREASURY OBLIGATIONS — (21.5%)
U.S. Treasury Bonds
6.750%, 08/15/26	38,863	52,765,767
6.625%, 02/15/27	44,651	61,471,594
6.125%, 11/15/27	29,407	40,590,021
5.250%, 11/15/28	10,442	14,156,388
5.250%, 02/15/29	60,685	82,806,579
6.125%, 08/15/29	35,585	51,888,331
6.250%, 05/15/30	45,710	68,613,510
5.375%, 02/15/31	54,500	78,835,527
U.S. Treasury Notes
2.125%, 05/15/25	28,730	31,030,212
2.000%, 08/15/25	10,000	10,771,094
2.250%, 11/15/25	98,895	108,027,335
1.625%, 02/15/26	90,499	96,144,901
1.625%, 05/15/26	80,000	85,015,625
1.500%, 08/15/26	83,787	88,526,519
1.625%, 09/30/26	45,000	47,898,633
2.000%, 11/15/26	40,000	43,481,250
1.625%, 11/30/26	39,750	42,324,433
1.500%, 01/31/27	59,500	62,937,520

	Face Amount^	Value†
	(000)
2.250%, 02/15/27	60,000	$66,264,844
2.375%, 05/15/27	81,200	90,499,937
2.250%, 08/15/27	100,000	110,859,375
2.250%, 11/15/27	79,018	87,741,179
2.750%, 02/15/28	88,300	101,362,192
2.875%, 05/15/28	45,000	52,205,273
2.875%, 08/15/28	63,000	73,291,641
3.125%, 11/15/28	75,000	88,983,398
2.625%, 02/15/29	70,000	80,486,328
2.375%, 05/15/29	73,000	82,629,726
1.625%, 08/15/29	98,000	104,928,906
1.750%, 11/15/29	92,500	100,098,731
1.500%, 02/15/30	94,700	100,367,203
0.625%, 05/15/30	120,000	117,450,000
0.625%, 08/15/30	125,000	122,089,844

TOTAL U.S. TREASURY OBLIGATIONS		2,446,543,816

TOTAL INVESTMENT SECURITIES (Cost $10,132,271,075)		10,991,553,318

	Shares
SECURITIES LENDING COLLATERAL — (3.5%)
@§ The DFA Short Term Investment Fund	34,594,833	400,296,815

TOTAL INVESTMENTS — (100.0%) (Cost $10,532,522,771)		$11,391,850,133

As of October 31, 2020, DFA Investment Grade Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD 89,661,476	EUR 75,931,214	Bank of America Corp.	01/19/21	$1,060,383
USD 144,220,559	EUR 121,703,203	JP Morgan	01/21/21	2,203,799
USD 55,739,321	EUR 46,945,254	State Street Bank and Trust	01/22/21	957,216

Total Appreciation				$4,221,398
USD 44,343,080	GBP 34,331,056	JP Morgan	01/07/21	$(157,060)

Total (Depreciation)				$(157,060)

Total Appreciation (Depreciation)				$4,064,338

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$173,457,447	—	$173,457,447
Belgium	—	46,119,195	—	46,119,195
Canada	—	171,325,671	—	171,325,671
Denmark	—	45,996,479	—	45,996,479
Finland	—	1,196,116	—	1,196,116
France	—	119,591,666	—	119,591,666
Germany	—	154,395,274	—	154,395,274
Ireland	—	28,981,657	—	28,981,657
Italy	—	32,502,267	—	32,502,267
Japan	—	230,189,371	—	230,189,371
Netherlands	—	142,049,388	—	142,049,388
Norway	—	23,861,121	—	23,861,121
Spain	—	78,571,619	—	78,571,619
Supranational Organization Obligations	—	2,611,119	—	2,611,119
Sweden	—	17,853,290	—	17,853,290
Switzerland	—	82,843,234	—	82,843,234
United Kingdom.	—	298,828,152	—	298,828,152
United States	—	4,885,211,907	—	4,885,211,907
Agency Obligations	—	2,009,424,529	—	2,009,424,529
U.S. Treasury Obligations	—	2,446,543,816	—	2,446,543,816
Securities Lending Collateral	—	400,296,815	—	400,296,815
Forward Currency Contracts**	—	4,064,338	—	4,064,338

TOTAL	—	$11,395,914,471	—	$11,395,914,471

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA DIVERSIFIED FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount±	Value†
	(000)
U.S. TREASURY OBLIGATIONS — (19.6%)
Treasury Inflation Protected Security
0.125%, 04/15/21	40,229	$40,188,658
0.125%, 01/15/22	38,467	38,878,424
0.125%, 04/15/22	41,570	42,064,946
0.125%, 01/15/23	32,427	33,233,949
2.375%, 01/15/25	35,673	41,061,656
0.625%, 01/15/26	22,039	24,105,235
1.750%, 01/15/28	14,639	17,632,709
3.625%, 04/15/28	26,513	35,908,060
2.500%, 01/15/29	3,026	3,904,815
3.875%, 04/15/29	15,967	22,671,228

TOTAL U.S. TREASURY OBLIGATIONS.		299,649,680

	Shares
AFFILIATED INVESTMENT COMPANIES — (79.7%)
Investment in DFA Intermediate Government Fixed Income Portfolio of DFA Investment Dimensions Group Inc	55,426,457	761,005,259
Investment in DFA Two-Year Global Fixed Income Portfolio of DFA Investment Dimensions Group Inc	45,523,441	455,234,405

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES		1,216,239,664

TOTAL INVESTMENT SECURITIES (Cost $1,451,885,086)		1,515,889,344

TEMPORARY CASH INVESTMENTS — (0.7%) State Street Institutional U.S. Government Money Market Fund 0.026%	11,005,535	11,005,535

SECURITIES LENDING COLLATERAL — (0.0%)
@§ The DFA Short Term Investment Fund	169	1,951

TOTAL INVESTMENTS — (100.0%) (Cost $1,462,892,571)		$1,526,896,830

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations.	—	$299,649,680	—	$299,649,680
Affiliated Investment Companies	$1,216,239,664	—	—	1,216,239,664
Temporary Cash Investments	11,005,535	—	—	11,005,535
Securities Lending Collateral	—	1,951	—	1,951

TOTAL.	$1,227,245,199	$299,651,631	—	$1,526,896,830

See accompanying Notes to Financial Statements.

DFA LTIP PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount±	Value†
	(000)
U.S. TREASURY OBLIGATIONS — (100.0%)
Treasury Inflation Protected Security
0.875%, 02/15/47	21,115	$29,421,508
1.000%, 02/15/48	60,985	86,152,200
1.000%, 02/15/49	62,800	87,861,443
0.250%, 02/15/50	73,200	84,482,132

TOTAL U.S. TREASURY OBLIGATIONS Cost ($246,112,733)		287,917,283

TOTAL INVESTMENTS — (100.0%) (Cost $246,112,733)		$287,917,283

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations.	—	$287,917,283	—	$287,917,283

TOTAL	—	$287,917,283	—	$287,917,283

See accompanying Notes to Financial Statements.

DFA INFLATION-PROTECTED SECURITIES PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount±	Value†
	(000)
U.S. TREASURY OBLIGATIONS — (99.5%)
Treasury Inflation Protected Security
0.125%, 01/15/23	0	$129
0.625%, 01/15/26	242,000	289,502,077
0.125%, 07/15/26	396,950	463,159,931
0.375%, 01/15/27	445,000	522,340,460
2.375%, 01/15/27	182,500	287,220,539
0.375%, 07/15/27	401,500	469,426,581
0.500%, 01/15/28	153,600	179,650,638
1.750%, 01/15/28	221,700	331,285,732
3.625%, 04/15/28	172,500	375,402,450
0.750%, 07/15/28	91,000	107,354,267
0.875%, 01/15/29	445,500	527,888,799
2.500%, 01/15/29	302,500	472,482,657
3.875%, 04/15/29	222,745	499,990,369
0.250%, 07/15/29	139,500	156,674,154
0.125%, 01/15/30	70,000	77,126,162
3.375%, 04/15/32	197,000	430,946,924
2.125%, 02/15/40	219,000	396,061,185
TOTAL U.S. TREASURY OBLIGATIONS Cost ($5,066,817,768)		5,586,513,054

	Shares
TEMPORARY CASH INVESTMENTS — (0.5%) State Street Institutional U.S. Government Money Market Fund 0.026%	28,180,503	28,180,503

TOTAL INVESTMENTS — (100.0%) (Cost $5,094,998,271)		$5,614,693,557

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations.	—	$5,586,513,054	—	$5,586,513,054
Temporary Cash Investments	$28,180,503		—	28,180,503

TOTAL.	$28,180,503	$5,586,513,054	—	$5,614,693,557

See accompanying Notes to Financial Statements.

DFA SHORT-DURATION REAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount^		Value†
	(000)
BONDS — (81.3%)
AUSTRALIA — (4.1%)
ANZ New Zealand International, Ltd.
Ω 0.400%, 03/01/22	EUR	200	$234,902
ASB Finance, Ltd.
Ω 0.500%, 06/10/22	EUR	3,800	4,467,298
Australia & New Zealand Banking Group, Ltd. Floating Rate Note
Australia & New Zealand Banking Group, Ltd. Floating Rate Note
(r)Ω 0.740%, 05/17/21		2,000	2,004,872
(r) 0.830%, 07/16/21	AUD	2,000	1,412,279
(r)Ω 1.126%, 11/23/21		4,000	4,033,839
(r)Ω 0.850%, 01/18/23	AUD	1,000	711,763
(r)Ω 1.120%, 12/06/23	AUD	1,000	719,775
(r) 0.840%, 01/16/25	AUD	1,000	714,943
Ω 2.800%, 08/16/21	AUD	1,000	717,401
2.550%, 11/23/21		2,700	2,763,901
Ω 3.300%, 03/07/22	AUD	1,000	732,045
2.625%, 05/19/22		250	258,973
Commonwealth Bank of Australia
Ω 2.750%, 03/10/22		4,974	5,138,399
Ω 2.750%, 03/10/22		200	206,610
Ω 0.500%, 07/11/22	EUR	2,500	2,951,171
National Australia Bank, Ltd.
2.800%, 01/10/22		3,000	3,086,647
Ω 0.875%, 01/20/22	EUR	1,700	2,008,990
2.500%, 05/22/22		1,635	1,691,334
Ω 0.350%, 09/07/22	EUR	1,600	1,883,873
National Australia Bank, Ltd. Floating Rate Note
(r) 1.010%, 09/26/23	AUD	6,000	4,301,469
(r)Ω 1.135%, 02/26/24	AUD	2,500	1,800,101
(r) 1.010%, 06/19/24	AUD	4,000	2,873,507
(r) 0.830%, 01/21/25	AUD	600	429,144
Westpac Banking Corp.
2.100%, 05/13/21		461	465,450
2.800%, 01/11/22		11,749	12,105,582
Ω 0.250%, 01/17/22	EUR	450	527,719
Westpac Banking Corp. Floating Rate Note
(r)Ω 0.920%, 03/06/23	AUD	500	356,453
(r)Ω 1.200%, 04/24/24	AUD	500	361,517
(r)Ω 0.980%, 08/16/24	AUD	1,000	717,967

TOTAL AUSTRALIA			59,677,924

	Face Amount^		Value†
	(000)
BELGIUM — (1.2%)
Anheuser-Busch InBev SA
Ω 0.800%, 04/20/23	EUR	1,700	$2,029,213
Dexia Credit Local SA
Ω 0.250%, 06/02/22	EUR	350	412,670
Ω 0.750%, 01/25/23	EUR	7,750	9,274,651
Ω 0.250%, 06/01/23	EUR	5,400	6,411,157

TOTAL BELGIUM			18,127,691

CANADA — (13.1%)
Alimentation Couche-Tard, Inc.
Ω 2.700%, 07/26/22		371	383,020
Bank of Montreal Floating Rate Note
Bank of Montreal Floating Rate Note
(r) 1.041%, 08/27/21		800	805,138
(r)Ω 1.010%, 10/06/22	AUD	3,500	2,489,548
(r)Ω 1.081%, 09/07/23	AUD	10,070	7,192,387
Bank of Nova Scotia Floating Rate Note
(r) 1.011%, 09/08/22	AUD	5,500	3,911,640
Canada Housing Trust No 1 Floating Rate Note
Canada Housing Trust No 1 Floating Rate Note
(r)Ω 0.455%, 03/15/24	CAD	9,000	6,780,365
(r)Ω 0.465%, 03/15/25	CAD	29,225	22,022,177
Canadian Imperial Bank of Commerce
2.900%, 09/14/21	CAD	3,000	2,300,653
Canadian Natural Resources, Ltd.
2.950%, 01/15/23		1,568	1,625,519
3.900%, 02/01/25		559	602,714
2.050%, 07/15/25		555	561,198
Enbridge, Inc.
2.900%, 07/15/22		6,010	6,225,795
Export Development Canada Floating Rate Note
(r)Ω 0.344%, 01/31/22	GBP	4,000	5,187,750
Province of Ontario Canada Floating Rate Note
Province of Ontario Canada Floating Rate Note
(r) 0.750%, 10/27/21	CAD	5,000	3,770,810
(r) 0.655%, 06/27/22	CAD	5,000	3,775,989
(r) 0.561%, 08/21/23	CAD	14,000	10,588,216

DFA SHORT-DURATION REAL RETRUN PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
CANADA — (Continued)
Province of Quebec Canada Floating Rate Note
Province of Quebec Canada Floating Rate Note
(r) 1.043%, 10/19/23	CAD	14,000	$10,733,018
(r) 0.905%, 10/13/24	CAD	37,775	28,954,028
Rogers Communications, Inc.
# 4.100%, 10/01/23		3,000	3,283,387
Royal Bank of Canada Floating Rate Note
(r) 0.604%, 04/30/21		11,812	11,832,789
1.583%, 09/13/21	CAD	17,500	13,274,019
Ω 1.968%, 03/02/22	CAD	2,300	1,759,587
2.000%, 03/21/22	CAD	7,000	5,362,043
Suncor Energy, Inc.
3.100%, 05/15/25		2,000	2,135,627
Toronto-Dominion Bank (The)
2.500%, 12/14/20		11,681	11,714,654
1.994%, 03/23/22	CAD	16,300	12,486,023
3.005%, 05/30/23	CAD	5,000	3,977,708
Ω 0.625%, 07/20/23	EUR	7,300	8,689,617

TOTAL CANADA			192,425,419

FINLAND — (0.7%)
Kuntarahoitus Oyj Floating Rate Note
(r)Ω 0.330%, 02/17/21		5,000	5,000,828
Nordea Bank Abp
Ω 2.250%, 05/27/21		3,800	3,842,116
Ω 0.300%, 06/30/22	EUR	1,000	1,176,672

TOTAL FINLAND			10,019,616

FRANCE — (2.5%)
Agence Francaise de Developpement EPIC Floating Rate Note
(r)Ω 0.368%, 06/07/21		3,000	3,000,930
Agence Francaise de Developpement EPIC
Ω 0.500%, 10/25/22	EUR	500	593,633
BNP Paribas SA
Ω 2,950%, 05/23/22		2,500	2,593,250
BPCE SA
2.650%, 02/03/21		1,300	1,307,608
Ω 2.375%, 01/14/25		2,200	2,298,394
Credit Agricole SA
Ω 3.375%, 01/10/22		2,000	2,064,872
Pernod Ricard SA
Ω 5.750%, 04/07/21		2,450	2,504,767
Sanofi
Ω 0.500%, 03/21/23	EUR	5,900	7,002,075
Ω 2.500%, 11/14/23	EUR	3,500	4,403,396

	Face Amount^		Value†
	(000)
FRANCE — (Continued)
Societe Generale SA
#Ω 3.250%, 01/12/22		2,000	$2,056,443
Ω 4.250%, 09/14/23		5,000	5,426,751
#Ω 2.625%, 10/16/24		1,700	1,767,979
Total Capital International SA
Ω 0.250%, 07/12/23	EUR	1,500	1,771,747

TOTAL FRANCE			36,791,845

GERMANY — (3.9%)
BMW Finance NV
Ω 0.625%, 10/06/23	EUR	2,200	2,622,043
BMW US Capital LLC Floating Rate Note
(r)Ω 0.754%, 08/13/21		5,463	5,473,601
BMW US Capital LLC
Ω 3.450%, 04/12/23		2,000	2,124,352
Daimler Finance North America LLC
Ω 2.850%, 01/06/22		3,000	3,073,599
Daimler Finance North America, LLC Floating Rate Note
(r)Ω 0.706%, 02/22/21		2,125	2,126,547
Deutsche Bahn Finance GMBH
Ω 4.375%, 09/23/21	EUR	850	1,031,390
Landwirtschaftliche Rentenbank Floating Rate Note
(r)Ω 0.501%, 06/03/21		4,806	4,812,680
NRW. Bank Floating Rate Note
NRW. Bank Floating Rate Note
(r)Ω 0.283%, 02/08/21		16,600	16,600,332
(r)Ω 0.308%, 03/05/21		12,600	12,601,285
Volkswagen Group of America Finance LLC Floating Rate Note
(r)Ω 1.024%, 11/13/20		2,890	2,890,565
Volkswagen Group of America Finance LLC
Ω 4.000%, 11/12/21		3,000	3,105,117

TOTAL GERMANY			56,461,511

IRELAND — (0.0%)
Perrigo Finance Unlimited Co.
3.900%, 12/15/24		500	539,066

DFA SHORT-DURATION REAL RETRUN PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
ITALY — (1.2%)
Enel Finance International NV
Ω 2.875%, 05/25/22		2,500	$2,578,362
Intesa Sanpaolo SpA
Ω 3.125%, 07/14/22		400	411,843
Ω 3.250%, 09/23/24		4,200	4,428,196
Republic of Italy Government International Bond
6.875%, 09/27/23		5,500	6,402,990
2.375%, 10/17/24		3,961	4,140,894

TOTAL ITALY			17,962,285

JAPAN — (5.1%)
American Honda Finance Corp. Floating Rate Note
American Honda Finance Corp. Floating Rate Note
(r) 0.467%, 02/12/21		3,000	3,001,701
(r) 0.599%, 11/05/21		1,000	1,002,421
American Honda Finance Corp.
0.550%, 03/17/23	EUR	3,000	3,550,426
Daiwa Securities Group, Inc.
Ω 3.129%, 04/19/22		1,770	1,827,248
Mitsubishi UFJ Financial Group, Inc.
# 2.950%, 03/01/21		2,905	2,930,435
2.190%, 09/13/21		1,104	1,120,819
3.407%, 03/07/24		1,000	1,082,475
2.193%, 02/25/25		8,500	8,910,164
Mizuho Financial Group, Inc. Floating Rate Note
(r) 1.389%, 09/13/21		1,786	1,801,756
Mizuho Financial Group, Inc.
2.953%, 02/28/22		5,000	5,165,851
Nomura Holdings, Inc.
2.648%, 01/16/25		600	632,408
Shire Acquisitions Investments Ireland DAC
2.875%, 09/23/23		5,000	5,303,929
Sumitomo Mitsui Financial Group, Inc. Floating Rate Note
(r) 1.922%, 03/09/21		1,000	1,005,415
2.934%, 03/09/21		5,000	5,046,150
2.058%, 07/14/21		400	404,909
Total Capital Canada, Ltd.
Ω 1.125%, 03/18/22	EUR	5,000	5,939,063
Toyota Credit Canada, Inc.
Ω 2.020%, 02/28/22	CAD	8,500	6,496,825
2.350%, 07/18/22	CAD	3,000	2,313,488
2.700%, 01/25/23	CAD	4,000	3,125,572

	Face Amount^		Value†
	(000)
JAPAN — (Continued)
Toyota Finance Australia, Ltd.
Ω 0.000%, 04/09/21	EUR	738	$860,839
Toyota Motor Credit Corp.
1.900%, 04/08/21		5,500	5,538,775
Ω 1.000%, 09/10/21	EUR	1,800	2,118,734
Toyota Motor Credit Corp. Floating Rate Note
(r) 0.510%, 10/07/21		2,000	2,004,172
Toyota Motor Finance Netherlands BV
Ω 0.250%, 01/10/22	EUR	1,000	1,171,417
Ω 0.625%, 09/26/23	EUR	1,500	1,789,234

TOTAL JAPAN			74,144,226

NETHERLANDS — (2.7%)
Allianz Finance II B.V.
Ω 3.500%, 02/14/22	EUR	1,000	1,222,008
Allianz Finance II BV Floating Rate Note
(r)Ω 0.020%, 12/07/20	EUR	1,000	1,165,146
Cooperatieve Rabobank UA
4.500%, 01/11/21		3,000	3,024,010
2.750%, 01/10/22		5,000	5,145,774
ING Bank NV
Ω 2.750%, 03/22/21		3,000	3,029,168
LeasePlan Corp. NV
Ω 2.875%, 10/24/24		1,000	1,032,472
Nederlandse Waterschapsbank NV Floating Rate Note
(r)Ω 0.253%, 11/10/20		6,500	6,500,131
Shell International Finance
BV
1.875%, 05/10/21		1,900	1,915,070
1.750%, 09/12/21		7,500	7,596,738
Ω 1.250%, 03/15/22	EUR	2,006	2,387,355
Ω 1.000%, 04/06/22	EUR	6,000	7,118,225

TOTAL NETHERLANDS			40,136,097

NORWAY — (0.3%)
Equinor ASA
Ω 5.625%, 03/11/21	EUR	800	951,342
Kommunalbanken A.S. Floating Rate Note
Kommunalbanken A.S. Floating Rate Note
(r)Ω 0.289%, 03/12/21		2,250	2,250,292
(r)Ω 0.289%, 03/12/21		1,200	1,200,155

TOTAL NORWAY			4,401,789

DFA SHORT-DURATION REAL RETRUN PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
SPAIN — (0.6%)
Banco Santander SA
3.848%, 04/12/23		2,000	$2,137,892
Santander Holdings USA, Inc.
3.700%, 03/28/22		780	808,420
3.400%, 01/18/23		3,650	3,831,880
Santander UK Group Holdings P.L.C.
2.875%, 08/05/21		750	763,427
Telefonica Emisiones SA
5.462%, 02/16/21		1,000	1,014,167

TOTAL SPAIN			8,555,786

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (1.4%)
Asian Development Bank Floating Rate Note
(r) 0.260%, 12/15/21		5,400	5,399,406
EUROFIMA Floating Rate Note
(r)Ω 0.370%, 11/15/21		11,350	11,351,929
Inter-American Development Bank Floating Rate Note
(r) 0.437%, 07/15/21		1,123	1,123,806
Inter-American Investment Corp. Floating Rate Note
(r)Ω 0.314%, 10/12/21		1,500	1,499,604
International Bank for Reconstruction & Development Floating Rate Note
(r) 0.325%, 05/15/24	GBP	1,000	1,297,197

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			20,671,942

SWEDEN — (1.7%)
Kommuninvest I Sverige AB
Ω 1.000%, 11/13/23	SEK	27,410	3,169,063
Skandinaviska Enskilda Banken AB Floating Rate Note
(r)Ω 0.710%, 05/17/21		4,823	4,833,280
Svensk Exportkredit AB Floating Rate Note
(r)Ω 0.369%, 12/13/21		7,000	7,007,081
Svenska Handelsbanken AB
1.875%, 09/07/21		447	452,897
Swedbank AB
Ω 0.300%, 09/06/22	EUR	3,000	3,525,655
Ω 0.250%, 11/07/22	EUR	4,400	5,169,166

	Face Amount^		Value†
	(000)
SWEDEN — (Continued)
Ω 0.400%, 08/29/23	EUR	250	$295,312

TOTAL SWEDEN			24,452,454

SWITZERLAND — (0.9%)
Credit Suisse AG
3.000%, 10/29/21		480	492,916
Nestle Finance International, Ltd.
Ω 0.750%, 11/08/21	EUR	1,500	1,766,122
Nestle Holdings, Inc.
Ω 1.750%, 12/09/20	GBP	1,000	1,297,469
Novartis Finance SA
Ω 0.750%, 11/09/21	EUR	200	235,491
Ω 0.500%, 08/14/23	EUR	3,000	3,569,650
Ω 0.125%, 09/20/23	EUR	3,000	3,544,137
UBS Group AG Floating Rate Note
(r)Ω 2.004%, 04/14/21		2,850	2,871,187

TOTAL SWITZERLAND			13,776,972

UNITED KINGDOM — (2.6%)
AstraZeneca P.L.C.
2.375%, 11/16/20		5,071	5,075,107
Barclays P.L.C.
3.250%, 01/12/21		3,500	3,519,276
3.200%, 08/10/21		5,500	5,614,411
BP Capital Markets P.L.C. Floating Rate Note
(r) 1.107%, 09/16/21		137	137,819
Ω 1.117%, 01/25/24	EUR	3,000	3,628,544
3.814%, 02/10/24		709	776,021
CNH Industrial Capital LLC
4.375%, 04/05/22		3,000	3,146,973
HSBC Holdings P.L.C.
4.000%, 03/30/22		1,700	1,785,806
3.600%, 05/25/23		775	832,621
Linde, Inc.
1.200%, 02/12/24	EUR	6,625	8,079,761
Lloyds Banking Group P.L.C.
3.100%, 07/06/21		1,156	1,177,471
3.000%, 01/11/22		2,500	2,569,175
Mead Johnson Nutrition Co.
3.000%, 11/15/20		700	700,619
Unilever Capital Corp.
4.250%, 02/10/21		1,200	1,213,103

TOTAL UNITED KINGDOM			38,256,707

UNITED STATES — (39.3%)
3M Co.
Ω 1.875%, 11/15/21	EUR	2,600	3,098,384
AbbVie, Inc.
Ω 3.450%, 03/15/22		7,800	8,072,941

DFA SHORT-DURATION REAL RETRUN PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Ω 3.250%, 10/01/22		2,300	$2,403,044
2.900%, 11/06/22		1,000	1,047,100
Aetna, Inc.
2.750%, 11/15/22		825	856,071
Agilent Technologies, Inc.
3.200%, 10/01/22		2,000	2,087,180
Albemarle Corp.
4.150%, 12/01/24		600	654,096
Altria Group, Inc.
4.750%, 05/05/21		500	511,433
4.000%, 01/31/24		6,000	6,576,672
American Express Co.
2.500%, 08/01/22		7,383	7,640,007
American International Group, Inc.
6.400%, 12/15/20		2,475	2,492,276
3.300%, 03/01/21		500	503,686
AmerisourceBergen Corp.
3.400%, 05/15/24		4,000	4,338,128
Anthem, Inc.
3.125%, 05/15/22		1,907	1,985,310
3.300%, 01/15/23		825	874,034
Aon P.L.C.
3.500%, 06/14/24		200	217,812
Apple, Inc. Floating Rate Note
Apple, Inc. Floating Rate Note
(r) 1.386%, 02/23/21		496	497,729
(r) 0.743%, 02/09/22		3,800	3,822,685
Apple, Inc.
1.000%, 11/10/22	EUR	2,700	3,230,219
Arrow Electronics, Inc.
3.250%, 09/08/24		1,400	1,512,220
Assurant, Inc.
4.000%, 03/15/23		3,000	3,183,884
AT&T, Inc.
3.000%, 06/30/22		620	643,502
Autodesk, Inc.
3.600%, 12/15/22		1,000	1,052,491
AutoZone, Inc.
3.700%, 04/15/22		750	779,044
Baker Hughes a GE Co. LLC / Baker Hughes
Co-Obligor, Inc.
2.773%, 12/15/22		3,000	3,135,788
Baltimore Gas & Electric Co.
3.350%, 07/01/23		610	650,448
Bank of America Corp.
3.300%, 01/11/23		500	530,195
Bayer U.S. Finance II LLC
#Ω 3.375%, 07/15/24		5,000	5,387,592

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Berkshire Hathaway, Inc.
0.625%, 01/17/23	EUR	1,500	$1,776,796
0.750%, 03/16/23	EUR	600	712,814
Biogen, Inc.
3.625%, 09/15/22		4,500	4,761,088
BMW US Capital LLC
Ω 3.900%, 04/09/25		2,800	3,121,679
Boeing Co. (The)
2.800%, 03/01/23		1,000	1,019,421
Booking Holdings, Inc.
2.750%, 03/15/23		4,500	4,710,359
3.650%, 03/15/25		1,697	1,863,028
4.100%, 04/13/25		3,536	3,962,092
Bristol-Myers Squibb Co.
2.750%, 02/15/23		5,500	5,780,989
Broadcom Corp. / Broadcom Cayman Finance Ltd.
3.000%, 01/15/22		5,000	5,134,832
Broadcom, Inc.
4.700%, 04/15/25		4,350	4,943,050
Brown & Brown, Inc.
4.200%, 09/15/24		428	474,155
Bunge, Ltd. Finance Corp.
3.000%, 09/25/22		3,000	3,119,334
4.350%, 03/15/24		5,034	5,537,230
1.630%, 08/17/25		400	402,947
Campbell Soup Co.
2.500%, 08/02/22		1,000	1,033,271
3.650%, 03/15/23		3,143	3,364,320
Capital One Financial Corp.
3.200%, 01/30/23		6,000	6,325,094
3.200%, 02/05/25		1,900	2,051,161
Caterpillar Financial Services Corp. Floating Rate Note
Caterpillar Financial Services Corp. Floating Rate Note
(r) 0.480%, 03/15/21		4,000	4,003,512
(r) 0.528%, 09/07/21		1,319	1,321,635
Caterpillar Financial Services Corp.
2.625%, 03/01/23		500	525,910
Chevron Corp.
2.419%, 11/17/20		800	800,660
# 2.498%, 03/03/22		4,680	4,806,988
Chubb INA Holdings, Inc.
2.300%, 11/03/20		425	425,000
Church & Dwight Co., Inc.
# 2.875%, 10/01/22		1,000	1,045,851
Cigna Corp.
3.750%, 07/15/23		2,000	2,164,575
Cisco Systems, Inc.
1.850%, 09/20/21		4,700	4,760,017

DFA SHORT-DURATION REAL RETRUN PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
Citigroup, Inc.
4.500%, 01/14/22	115	$120,561
3.875%, 10/25/23	530	580,852
Citizens Bank N.A.
3.700%, 03/29/23	8,178	8,770,834
CMS Energy Corp.
5.050%, 03/15/22	2,549	2,674,949
CNA Financial Corp.
3.950%, 05/15/24	3,000	3,311,678
CNH Industrial Capital LLC
# 4.200%, 01/15/24	210	227,294
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	1,159	1,372,750
Conagra Brands, Inc.
3.200%, 01/25/23	2,075	2,180,186
Constellation Brands, Inc.
2.700%, 05/09/22	7,000	7,212,179
3.200%, 02/15/23	1,706	1,799,457
Cox Communications, Inc.
Ω 3.250%, 12/15/22	975	1,026,697
CVS Health Corp.
2.125%, 06/01/21	500	504,331
3.500%, 07/20/22	2,500	2,616,950
2.750%, 12/01/22	2,500	2,603,071
Daimler Finance North America LLC
Ω 3.300%, 05/19/25	2,231	2,432,829
Discover Financial Services
3.750%, 03/04/25	250	272,660
Discovery Communications LLC
3.450%, 03/15/25	200	218,277
Dollar General Corp.
# 3.250%, 04/15/23	2,320	2,459,755
Dollar Tree, Inc.
3.700%, 05/15/23	8,393	8,999,562
Dominion Energy Gas Holdings LLC Floating Rate Note
(r) 0.850%, 06/15/21	4,500	4,513,968
DTE Energy Co.
3.300%, 06/15/22	503	522,402
Duke Energy Corp.
2.400%, 08/15/22	1,357	1,401,478
DuPont de Nemours, Inc.
2.169%, 05/01/23	9,200	9,299,915
DXC Technology Co.
4.125%, 04/15/25	6,000	6,459,727
E*TRADE Financial Corp.
2.950%, 08/24/22	8,280	8,617,537

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
eBay, Inc.
2.750%, 01/30/23	417	$435,944
Edison International
# 2.400%, 09/15/22	300	304,525
# 2.950%, 03/15/23	2,998	3,092,033
4.950%, 04/15/25	4,500	4,976,540
Electronic Arts, Inc.
3.700%, 03/01/21	2,000	2,016,339
Enel Finance International N.V.
Ω 4.250%, 09/14/23	1,000	1,093,725
Enterprise Products
3.350%, 03/15/23	1,200	1,270,694
Equifax, Inc.
3.950%, 06/15/23	5,000	5,401,423
ERAC USA Finance LLC
Ω 3.850%, 11/15/24	1,000	1,097,857
Exelon Generation Co. LLC
3.250%, 06/01/25	4,000	4,350,728
Exxon Mobil Corp.
# 2.397%, 03/06/22	11,161	11,436,353
FedEx Corp.
3.200%, 02/01/25	300	329,109
Fidelity & Guaranty Life Holdings, Inc.
Ω 5.500%, 05/01/25	1,000	1,145,330
Fifth Third Bancorp
3.500%, 03/15/22	2,000	2,075,263
Flex, Ltd.
# 5.000%, 02/15/23	8,000	8,709,664
Franklin Resources, Inc.
2.850%, 03/30/25	1,700	1,846,403
GE Capital Funding LLC
Ω 3.450%, 05/15/25	3,125	3,339,241
GE Capital International Funding Co., Unlimited Co.
2.342%, 11/15/20	4,303	4,305,840
General Mills, Inc. Floating Rate Note
(r) 0.770%, 04/16/21	5,479	5,487,933
3.150%, 12/15/21	500	511,808
2.600%, 10/12/22	4,385	4,560,285
General Motors Financial Co., Inc.
3.200%, 07/06/21	3,200	3,243,198
3.250%, 01/05/23	500	518,357
2.750%, 06/20/25	6,300	6,502,372
Glencore Funding LLC
Ω 4.625%, 04/29/24	9,283	10,182,600
Global Payments, Inc.
3.750%, 06/01/23	4,480	4,793,160
2.650%, 02/15/25	2,500	2,645,060

DFA SHORT-DURATION REAL RETRUN PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Goldman Sachs Group, Inc. (The)
5.250%, 07/27/21		400	$414,330
5.750%, 01/24/22		5,500	5,854,619
3.625%, 01/22/23		205	218,709
3.750%, 05/22/25		1,500	1,667,172
Halliburton Co.
3.500%, 08/01/23		500	527,586
Harley-Davidson Financial Services, Inc.
Ω 2.850%, 01/15/21		500	501,211
Ω 3.550%, 05/21/21		1,000	1,014,166
Ω 2.550%, 06/09/22		2,924	2,980,851
Ω 3.350%, 02/15/23		500	518,653
Hewlett Packard Enterprise Co. Floating Rate Note
(r) 0.929%, 03/12/21		500	500,823
4.450%, 10/02/23		1,000	1,104,621
4.650%, 10/01/24		6,100	6,884,787
HP, Inc.
2.200%, 06/17/25		5,500	5,756,832
IBM Credit LLC Floating Rate Note
IBM Credit LLC Floating Rate Note
(r) 0.478%, 01/20/21		7,200	7,203,867
(r) 0.409%, 02/05/21		1,000	1,000,322
International Business Machines Corp.
0.375%, 01/31/23	EUR	1,000	1,180,524
JM Smucker Co. (The)
3.500%, 03/15/25		1,000	1,116,914
JPMorgan Chase & Co.
3.250%, 09/23/22		2,422	2,555,307
Kellogg Co.
4.000%, 12/15/20		162	162,697
Kroger Co. (The)
3.400%, 04/15/22		1,000	1,036,971
2.800%, 08/01/22		500	518,739
L3Harris Technologies, Inc.
# 4.950%, 02/15/21		701	703,320
Laboratory Corp. of America Holdings
3.200%, 02/01/22		1,500	1,550,534
4.000%, 11/01/23		5,000	5,447,628
Las Vegas Sands Corp.
3.200%, 08/08/24		1,000	1,011,410
Lazard Group LLC
3.750%, 02/13/25		1,000	1,085,217
Liberty Mutual Group, Inc.
Ω 5.000%, 06/01/21		2,900	2,976,950
LyondellBasell Industries NV
6.000%, 11/15/21		3,853	4,012,154

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
5.750%, 04/15/24	440	$502,132
Manufacturers & Traders Trust Co.
2.900%, 02/06/25	1,500	1,629,358
Marathon Petroleum Corp.
4.500%, 05/01/23	5,810	6,244,872
4.700%, 05/01/25	2,000	2,219,836
Marsh & McLennan Cos., Inc.
2.750%, 01/30/22	1,500	1,542,140
McKesson Corp.
2.700%, 12/15/22	2,451	2,546,372
2.850%, 03/15/23	1,220	1,273,204
Micron Technology, Inc.
2.497%, 04/24/23	550	572,216
Microsoft Corp.
2.375%, 02/12/22	14,000	14,363,760
2.650%, 11/03/22	5,950	6,207,751
Mondelez International Holdings Netherlands BV
Ω 2.000%, 10/28/21	2,258	2,290,636
Morgan Stanley
3.125%, 01/23/23	5,400	5,706,579
Mosaic Co. (The)
3.750%, 11/15/21	1,000	1,020,782
3.250%, 11/15/22	1,000	1,043,866
MPLX L.P.
4.875%, 12/01/24	1,330	1,489,350
Mylan, Inc.
4.200%, 11/29/23	200	218,996
National Rural Utilities Cooperative Finance Corp. Floating Rate Note
(r) 0.595%, 06/30/21	7,000	7,016,590
NetApp, Inc.
3.250%, 12/15/22	2,000	2,090,767
Newmont Corp.
3.625%, 06/09/21	398	403,465
Nucor Corp.
2.000%, 06/01/25	2,000	2,090,665
NVIDIA Corp.
2.200%, 09/16/21	575	583,503
Omnicom Group, Inc. / Omnicom Capital, Inc.
3.625%, 05/01/22	7,335	7,672,425
ONEOK Partners L.P.
# 5.000%, 09/15/23	922	993,885
ONEOK, Inc.
4.250%, 02/01/22	2,605	2,685,345
Oracle Corp.
2.500%, 10/15/22	2,000	2,084,264
PACCAR Financial Corp.
2.650%, 05/10/22	4,750	4,916,198

DFA SHORT-DURATION REAL RETRUN PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
Ω 3.375%, 02/01/22		1,605	$1,654,515
Ω 4.250%, 01/17/23		822	884,491
Ω 4.125%, 08/01/23		700	759,699
Pfizer, Inc.
0.250%, 03/06/22	EUR	4,500	5,277,979
Philip Morris International, Inc.
2.375%, 08/ 17/22		200	206,862
Phillips 66
4.300%, 04/01/22		990	1,039,899
Phillips 66 Partners L.P.
2.450%, 12/15/24		3,393	3,514,409
3.605%, 02/15/25		3,333	3,530,390
Principal Financial Group, Inc.
3.300%, 09/15/22		1,516	1,595,528
3.125%, 05/15/23		890	951,453
Procter & Gamble Co. (The)
Ω 4.125%, 12/07/20	EUR	400	467,726
Ω 2.000%, 08/16/22	EUR	1,600	1,942,271
Regions Financial Corp.
2.750%, 08/14/22		2,750	2,856,538
Reinsurance Group of
America, Inc.
# 4.700%, 09/15/23		4,600	5,088,467
Reynolds American, Inc.
4.450%, 06/12/25		1,500	1,694,307
Ross Stores, Inc.
4.600%, 04/15/25		1,000	1,154,509
Ryder System, Inc.
2.875%, 06/01/22		383	396,069
3.400%, 03/01/23		1,200	1,268,799
Santander Holdings USA, Inc.
3.500%, 06/07/24		1,550	1,669,070
Sempra Energy
4.050%, 12/01/23		735	801,715
Sherwin-Williams Co. (The)
2.750%, 06/01/22		207	213,757
Southern Power Co.
2.500%, 12/15/21		539	550,154
Southwest Airlines Co.
4.750%, 05/04/23		1,000	1,071,155
5.250%, 05/04/25		3,000	3,335,615
Steel Dynamics, Inc.
2.400%, 06/15/25		100	104,925
Stryker Corp.
2.625%, 03/15/21		2,378	2,393,084
Sunoco Logistics Partners Operations L.P.
3.450%, 01/15/23		740	757,439

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Sysco Corp.
3.550%, 03/15/25		5,567	$6,090,387
Thermo Fisher Scientific, Inc.
3.000%, 04/15/23		1,200	1,269,387
Truist Financial Corp.
2.900%, 03/03/21		3,000	3,020,238
2.050%, 05/10/21		731	736,713
2.750%, 04/01/22		1,090	1,125,012
Tyson Foods, Inc.
4.500%, 06/15/22		2,000	2,109,534
United Parcel Service, Inc.
2.450%, 10/01/22		300	312,411
# 3.900%, 04/01/25		2,000	2,269,085
UnitedHealth Group, Inc.
2.125%, 03/15/21		2,000	2,013,640
Valero Energy Corp.
2.850%, 04/15/25		2,200	2,253,282
Ventas Realty L.P.
2.650%, 01/15/25		800	844,191
Verizon Communications, Inc.
3.376%, 02/15/25		1,000	1,109,764
VF Corp.
2.400%, 04/23/25		5,700	6,055,743
ViacomCBS, Inc.
3.500%, 01/15/25		100	109,170
4.750%, 05/15/25		6,900	7,918,457
Volkswagen Group of America Finance LLC
#Ω 2.850%, 09/26/24		500	531,746
Walgreen Co.
3.100%, 09/15/22		1,500	1,573,888
Walgreens Boots Alliance, Inc.
3.300%, 11/18/21		500	512,542
Walmart, Inc. Floating Rate Note
(r) 0.453%, 06/23/21		4,880	4,887,885
Waste Management, Inc.
2.400%, 05/15/23		200	208,564
Wells Fargo & Co.
2.094%, 04/25/22	CAD	1,000	764,010
2.625%, 07/22/22		999	1,034,804
Wells Fargo Bank NA Floating Rate Note
(r) 0.726%, 10/22/21		8,000	8,031,940
Whirlpool Corp.
3.700%, 03/01/23		2,170	2,312,672
Williams Cos, Inc. (The)
3.900%, 01/15/25		2,161	2,342,895
Williams Cos., Inc. (The)
3.700%, 01/15/23		3,190	3,359,616
Zimmer Biomet Holdings, Inc.
3.150%, 04/01/22		950	980,428

DFA SHORT-DURATION REAL RETRUN PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
3.550%,04/01/25	800	$880,672
Zoetis, Inc.
3.250%,02/01/23	2,976	3,135,844

TOTAL UNITED STATES		575,494,678

TOTAL BONDS		1,191,896,008

U.S. TREASURY OBLIGATIONS — (11.7%)
Treasury Inflation Protected Security
~± 0.125%,04/15/21	11,400	12,488,332
U.S. Treasury Notes
#(r) 0.320%,07/31/21	72,000	72,102,255
(r) 0.400%,10/31/21	29,500	29,583,711
(r) 0.214%,04/30/22	51,000	51,053,434
(r) 0.155%,07/31/22	6,000	5,999,735

TOTAL U.S. TREASURY OBLIGATIONS		171,227,467

TOTAL INVESTMENT SECURITIES (Cost $1,338,950,896)		1,363,123,475

	Face Amount^	Value†
	(000)
COMMERCIAL PAPER — (1.6%)
AstraZeneca P.L.C.
Ω 1.850%, 12/11/20	4,000	$3,998,301
Campbell Soup Company
Ω 0.850%, 03/01/21	5,500	5,493,066
Intesa Sanpaolo Funding LLC
0.840%, 12/07/20	5,000	4,997,293
Natwest Markets P.L.C.
Ω 0.870%, 11/02/20	500	499,994
Ω 1.021%, 01/15/21	5,000	4,998,235
Walt Disney Co. (The)
Ω 0.700%, 04/30/21	2,500	2,495,968

TOTAL COMMERCIAL PAPER (Cost $22,452,816)		22,482,857

	Shares
SECURITIES LENDING COLLATERAL — (5.4%)
@§ The DFA Short Term Investment Fund	6,860,229	79,379,706

TOTAL INVESTMENTS — (100.0%) (Cost $1,440,788,815)		$1,464,986,038

As of October 31, 2020, DFA Short-Duration Real Return Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD 4,332,374	AUD 6,127,967	Bank of New York Mellon Corp.	11/10/20	$24,841
USD 19,730,129	AUD 27,695,501	Citibank, N.A.	11/10/20	262,123
USD 45,088,280	EUR 38,236,307	Citibank, N.A.	01/14/21	476,707
USD 14,774,684	CAD 19,552,893	Bank of New York Mellon Corp.	01/15/21	92,811
USD 22,847,165	SEK 54,246,239	Citibank, N.A.	01/15/21	190,815
USD 45,472,692	EUR 38,429,392	Citibank, N.A.	01/20/21	630,000
USD 45,592,520	EUR 38,405,952	Citibank, N.A.	01/22/21	775,234

Total Appreciation				$2,452,531
USD 104,223,938	CAD139,490,567	Citibank, N.A.	11/05/20	$(476,476)
USD 5,735,548	AUD8,160,040	Citibank, N.A.	11/10/20	(390)
USD 7,775,405	GBP6,026,902	Citibank, N.A.	11/30/20	(33,749)

Total (Depreciation)				$(510,615)

Total Appreciation (Depreciation)				$1,941,916

DFA SHORT-DURATION REAL RETRUN PORTFOLIO

CONTINUED

As of October 31, 2020, DFA Short-Duration Real Return Portfolio had entered into the following outstanding Inflation Swaps:

Counterparty	Payments made by Fund	Payments received by Fund	Payment Frequency	Notional Amount	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
Bank of America Corp	1.633% Fixed	CPI	Maturity	USD 27,000,000	04/14/21	—	—	$395,120	$395,120
Bank of America Corp	1.598% Fixed	CPI	Maturity	USD 42,000,000	07/23/23	—	—	397,495	397,495
Bank of America Corp	1.525% Fixed	CPI	Maturity	USD 43,000,000	08/31/21	—	—	511,629	511,629
Bank of America Corp	1.310% Fixed	CPI	Maturity	USD 38,000,000	06/24/24	—	—	801,569	801,569
Bank of America Corp	0.995% Fixed	CPI	Maturity	USD 48,000,000	03/04/21	—	—	8,583	8,583
Bank of America Corp	0.165% Fixed	CPI	Maturity	USD 30,000,000	06/03/21	—	—	381,742	381,742
Citibank, N.A	1.365% Fixed	CPI	Maturity	USD 60,000,000	07/06/21	—	—	514,734	514,734
Citibank, N.A	1.303% Fixed	CPI	Maturity	USD 25,000,000	06/22/25	—	—	724,754	724,754
Citibank, N.A	1.213% Fixed	CPI	Maturity	USD 30,000,000	11/03/21	—	—	9,744	9,744
Citibank, N.A	0.675% Fixed	CPI	Maturity	USD 20,000,000	06/10/21	—	—	190,180	190,180
Citibank, N.A	0.530% Fixed	CPI	Maturity	USD 35,000,000	03/11/22	—	—	387,714	387,714
Citibank, N.A	0.058% Fixed	CPI	Maturity	USD 25,000,000	06/02/21	—	—	338,272	338,272
Deutsche Bank AG	1.645% Fixed	CPI	Maturity	USD 43,000,000	08/12/21	—	—	251,877	251,877
Deutsche Bank AG	1.540% Fixed	CPI	Maturity	USD 20,000,000	07/15/25	—	—	416,762	416,762
Deutsche Bank AG	1.518% Fixed	CPI	Maturity	USD 34,000,000	07/20/24	—	—	567,365	567,365

Total Appreciation								$5,897,540	$5,897,540
Bank of America Corp	2.340% Fixed	CPI	Maturity	USD 21,000,000	09/26/23	—	—	(905,185)	(905,185)
Bank of America Corp	2.254% Fixed	CPI	Maturity	USD 30,000,000	10/24/23	—	—	(1,132,170)	(1,132,170)
Bank of America Corp	2.228% Fixed	CPI	Maturity	USD 26,000,000	03/12/22	—	—	(714,997)	(714,997)
Bank of America Corp	2.208% Fixed	CPI	Maturity	USD 26,000,000	02/01/23	—	—	(808,601)	(808,601)
Bank of America Corp	1.628% Fixed	CPI	Maturity	USD 26,000,000	01/16/21	—	—	(119,205)	(119,205)
Bank of America Corp	1.325% Fixed	CPI	Maturity	USD 42,000,000	02/26/21	—	—	(118,023)	(118,023)
Citibank, N.A	2.318% Fixed	CPI	Maturity	USD 24,000,000	07/05/22	—	—	(818,544)	(818,544)
Citibank, N.A	2.196% Fixed	CPI	Maturity	USD 24,000,000	05/31/23	—	—	(786,345)	(786,345)
Citibank, N.A	2.190% Fixed	CPI	Maturity	USD 23,000,000	08/13/21	—	—	(549,120)	(549,120)
Citibank, N.A	2.182% Fixed	CPI	Maturity	USD 23,000,000	01/19/23	—	—	(669,568)	(669,568)
Citibank, N.A	2.149% Fixed	CPI	Maturity	USD 38,000,000	01/23/21	—	—	(424,226)	(424,226)
Citibank, N.A	2.144% Fixed	CPI	Maturity	USD 44,000,000	01/11/21	—	—	(463,502)	(463,502)
Citibank, N.A	2.041% Fixed	CPI	Maturity	USD 24,000,000	10/17/22	—	—	(382,149)	(382,149)
Citibank, N.A	2.009% Fixed	CPI	Maturity	USD 42,000,000	10/23/22	—	—	(609,098)	(609,098)
Citibank, N.A	1.998% Fixed	CPI	Maturity	USD 23,000,000	12/10/23	—	—	(553,598)	(553,598)
Citibank, N.A	1.879% Fixed	CPI	Maturity	USD 54,000,000	07/26/21	—	—	(264,808)	(264,808)
Citibank, N.A	1.849% Fixed	CPI	Maturity	USD 20,000,000	10/27/21	—	—	(65,776)	(65,776)
Citibank, N.A	1.640% Fixed	CPI	Maturity	USD 22,000,000	11/20/20	—	—	(64,078)	(64,078)
Citibank, N.A	1.630% Fixed	CPI	Maturity	USD 48,000,000	10/14/21	—	—	(118,735)	(118,735)
Citibank, N.A	1.533% Fixed	CPI	Maturity	USD 24,000,000	10/26/21	—	—	(57,404)	(57,404)
Citibank, N.A	1.269% Fixed	CPI	Maturity	USD 40,000,000	02/12/21	—	—	(80,724)	(80,724)
Deutsche Bank AG	2.333% Fixed	CPI	Maturity	USD 40,000,000	07/11/21	—	—	(1,062,214)	(1,062,214)
Deutsche Bank AG	2.289% Fixed	CPI	Maturity	USD 33,000,000	06/13/22	—	—	(1,054,843)	(1,054,843)

DFA SHORT-DURATION REAL RETRUN PORTFOLIO

CONTINUED

Counterparty	Payments made by Fund	Payments received by Fund	Payment Frequency	Notional Amount	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	2.203% Fixed	CPI	Maturity	USD 31,000,000	10/25/22	—	—	$(941,731)	$(941,731)
Deutsche Bank AG	2.135% Fixed	CPI	Maturity	USD 30,000,000	04/05/21	—	—	(510,343)	(510,343)
Deutsche Bank AG	2.128% Fixed	CPI	Maturity	USD 34,000,000	11/15/22	—	—	(919,272)	(919,272)
Deutsche Bank AG	1.983% Fixed	CPI	Maturity	USD 32,000,000	05/12/22	—	—	(543,012)	(543,012)
Deutsche Bank AG	1.938% Fixed	CPI	Maturity	USD 25,000,000	09/08/22	—	—	(257,941)	(257,941)

Total (Depreciation)								$(14,995,212)	$(14,995,212)

Total Appreciation (Depreciation)								$(9,097,672)	$(9,097,672)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$59,677,924	—	$59,677,924
Belgium.	—	18,127,691	—	18,127,691
Canada.	—	192,425,419	—	192,425,419
Finland.	—	10,019,616	—	10,019,616
France.	—	36,791,845	—	36,791,845
Germany	—	56,461,511	—	56,461,511
Ireland.	—	539,066	—	539,066
Italy.	—	17,962,285	—	17,962,285
Japan.	—	74,144,226	—	74,144,226
Netherlands.	—	40,136,097	—	40,136,097
Norway.	—	4,401,789	—	4,401,789
Spain.	—	8,555,786	—	8,555,786
Supranational Organization Obligations	—	20,671,942	—	20,671,942
Sweden	—	24,452,454	—	24,452,454
Switzerland	—	13,776,972	—	13,776,972
United Kingdom.	—	38,256,707	—	38,256,707
United States	—	575,494,678	—	575,494,678
U.S. Treasury Obligations.	—	171,227,467	—	171,227,467
Commercial Paper.	—	22,482,857	—	22,482,857
Securities Lending Collateral	—	79,379,706	—	79,379,706
Forward Currency Contracts**	—	1,941,916	—	1,941,916
Swap Agreements**	—	(9,097,672)	—	(9,097,672)

TOTAL.	—	$1,457,830,282	—	$1,457,830,282

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA MUNICIPAL REAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount^	Value†
	(000)
MUNICIPAL BONDS — (100.0%)

ALABAMA — (0.4%)
Alabama Highway Finance Corp. (RB) Series A
4.000%, 08/01/21	1,165	$1,197,375
Alabama State (GO) Series A
5.000%, 08/01/23	2,200	2,480,896

TOTAL ALABAMA		3,678,271

ALASKA — (0.5%)
City of Anchorage (GO) Series B
5.000%, 09/01/21	900	935,478
5.000%, 09/01/23	600	679,458
City of Anchorage (GO) Series D
5.000%, 09/01/23	2,585	2,927,332

TOTAL ALASKA		4,542,268

ARIZONA — (0.9%)
Arizona Department of Transportation State Highway Fund Revenue (RB) Series A
¤ 5.000%, 07/01/23 (Pre-refunded @ $100, 7/1/21)	900	928,584
Arizona State University (RB) Series A
¤ 5.000%, 07/01/42 (Pre-refunded @ $100, 7/1/22)	4,000	4,314,760
City of Tucson (GO) Series A
5.000%, 07/01/22	500	539,430
Maricopa County High School District No. 210-Phoenix (GO)
3.000%, 07/01/23	650	695,714
Scottsdale Municipal Property Corp. (RB)
3.000%, 07/01/21	805	819,772

TOTAL ARIZONA		7,298,260

ARKANSAS — (0.9%)
Arkansas State (GO)
5.000%, 10/01/21	7,195	7,507,839

	Face Amount^	Value†
	(000)
CALIFORNIA — (4.6%)
California State (GO)
~ 5.000%, 08/01/26	9,000	$11,259,270
3.500%, 08/01/27	1,500	1,778,220
~ 5.000%, 08/01/27	4,000	5,136,760
California State (GO) Series B
5.000%, 09/01/25	3,140	3,828,948
City of Los Angeles (RN)
4.000%, 06/24/21	8,000	8,192,000
Los Angeles Unified School District/CA (GO) Series A
5.000%, 07/01/23	6,935	7,783,913
Los County Angeles (RN) Series A
4.000%, 06/30/21	1,070	1,096,632

TOTAL CALIFORNIA		39,075,743

COLORADO — (4.9%)
City & County of Denver (GO) Series C
5.000%, 08/01/21	785	812,891
City of Colorado Springs CO Utilities System Revenue (RB) Series A-1
5.000%, 11/15/26	3,000	3,795,000
Colorado State (RN)
4.000%, 06/25/21	25,000	25,610,750
Colorado State Education Loan Program (RN) Series A
3.000%, 06/29/21	5,000	5,091,050
Denver City & County School District No. 1 (GO) (ST AID WITHHLDG) Series B
5.000%, 12/01/24	900	1,068,381
El Paso County School District No. 20 Academy (GO) (ST AID WITHHLDG)
5.000%, 12/15/21	1,240	1,306,067
Jefferson County School District R-1 (GO) (ST AID WITHHLDG) Series 1
5.250%, 12/15/24	1,000	1,201,690
Weld County School District No. RE-4 (GO) (ST AID WITHHLDG)
4.000%, 12/01/23	2,425	2,699,122

TOTAL COLORADO		41,584,951

DFA MUNICIPAL REAL RETRUN PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CONNECTICUT — (0.1%)
City of Danbury (BAN)
2.000%, 07/15/21	1,000	$1,011,920

DELAWARE — (0.6%)
Delaware State (GO)
5.000%, 03/01/22	1,000	1,063,610
New Castle County (GO)
5.000%, 10/01/23	2,275	2,589,360
New Castle County (GO) Series B
5.000%, 07/15/22	1,450	1,567,537

TOTAL DELAWARE		5,220,507

DISTRICT OF COLUMBIA — (1.3%)
District of Columbia (GO) Series E
5.000%, 06/01/21	2,550	2,620,329
5.000%, 06/01/26	1,875	2,339,081
Washington Metropolitan Area Transit Authority (RB) Series A-1
5.000%, 07/01/27	4,535	5,760,675

TOTAL DISTRICT OF COLUMBIA		10,720,085

FLORIDA — (3.0%)
Florida Department of Environmental Protection (RB) Series A
5.000%, 07/01/26	5,000	6,232,250
Florida State (GO)
5.000%, 07/01/24	500	585,695
Florida State (GO) Series A
5.000%, 06/01/23	700	784,959
Florida State (GO) Series B
5.000%, 06/01/23	650	728,891
Florida State (GO) Series C
5.000%, 06/01/21	2,000	2,054,920
JEA Water & Sewer System Revenue (RB) Series A
¤ 4.500%, 10/01/37 (Pre-refunded @ $100, 4/1/21)	1,000	1,017,580
Miami-Dade County (GO) Series A
5.000%, 07/01/26	1,810	2,253,794
Miami-Dade County Water & Sewer System Revenue (RB)
5.000%, 10/01/21	1,500	1,564,800

	Face Amount^	Value†
	(000)
FLORIDA — (Continued)
School Board of Miami-Dade County (The) (RN)
1.500%, 02/25/21	6,000	$6,023,520
School District of Broward County (RN)
2.000%, 06/30/21	880	890,278
State of Florida (GO) Series B
5.000%, 06/01/25	3,000	3,628,170

TOTAL FLORIDA		25,764,857

GEORGIA — (2.3%)
Georgia State (GO) Series A
5.000%, 07/01/26	1,200	1,505,640
~ 5.000%, 07/01/27	8,000	10,305,920
Georgia State (GO) Series C
5.000%, 10/01/21	1,000	1,043,580
Georgia State (GO) Series C-1
5.000%, 07/01/24	3,200	3,753,568
Georgia State Road & Tollway Authority (RB) (MUN GOVT GTD)
5.000%, 10/01/23	1,580	1,797,819
Henry County (GO)
5.000%, 05/01/21	550	562,985
5.000%, 05/01/22	400	428,448

TOTAL GEORGIA		19,397,960

HAWAII — (0.9%)
City & County of Honolulu (GO) Series B
5.000%, 10/01/23	2,150	2,443,711
5.000%, 10/01/25	450	551,291
Hawaii State (GO)
5.000%, 05/01/23	1,800	2,008,116
Hawaii State (GO) Series EF
5.000%, 11/01/22	300	328,143
Hawaii State (GO) Series EH-2017
5.000%, 08/01/23	970	1,093,277
Hawaii State (GO) (ETM) Series EH
5.000%, 08/01/23	1,225	1,377,562
Hawaii State (GO) (ETM) Series EH-2017
5.000%, 08/01/23	305	342,985

TOTAL HAWAII		8,145,085

DFA MUNICIPAL REAL RETRUN PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
IOWA — (0.3%)
City of West Des Moines (GO) Series A
5.000%, 06/01/21	2,735	$2,810,431
KANSAS — (0.5%)
City of Lenexa (GO) Series A
5.000%, 09/01/21	600	623,706
City of Merriam (GO)
5.000%, 10/01/25	200	245,346
Johnson County (GO) Series B
5.000%, 09/01/22	1,405	1,526,083
Johnson County Unified School District No. 229 Blue Valley (GO) Series A
5.000%, 10/01/26	1,500	1,889,445
TOTAL KANSAS		4,284,580

KENTUCKY — (0.7%)
Louisville & Jefferson County Metropolitan Government (GO)
5.000%, 12/01/25	3,800	4,656,330
Louisville & Jefferson County Metropolitan Government (GO) Series A
5.000%, 12/01/22	1,500	1,645,320
TOTAL KENTUCKY		6,301,650

LOUISIANA — (0.2%)
Louisiana State (GO) Series C
5.000%, 07/15/22	250	269,953
5.000%, 08/01/23	1,100	1,241,086
Louisiana State (GO) Series D-2
5.000%, 12/01/21	600	630,456
TOTAL LOUISIANA		2,141,495

MAINE — (0.1%)
Maine State (GO) Series B
5.000%, 06/01/23	495	555,078

MARYLAND — (8.8%)
Anne County Arundel (GO)
5.000%, 04/01/23	4,000	4,456,360
Baltimore County (GO)
5.000%, 08/01/21	500	517,765
3.000%, 11/01/24	5,015	5,516,951

	Face Amount^	Value†
	(000)
MARYLAND — (Continued)
City of Baltimore (GO) Series B
5.000%, 10/15/22	645	$704,824
County of Prince George’s MD (GO) Series B
4.000%, 07/15/22	1,000	1,063,930
Howard County (GO) Series A
5.000%, 02/15/28	3,000	3,915,540
Howard County (GO) Series D
5.000%, 02/15/24	4,000	4,620,640
5.000%, 02/15/25	8,390	10,065,063
Maryland State (GO) Series A
5.000%, 08/01/21	1,000	1,035,610
~ 5.000%, 03/15/28	7,000	9,160,270
Maryland State (GO) Series B
4.000%, 08/01/23	1,785	1,966,749
Maryland State (GO) Series B
5.000%, 08/01/26	6,500	8,156,850
Montgomery County (GO) Series A
4.000%, 08/01/22	5,000	5,327,950
Montgomery County (GO) Series C
~ 5.000%, 10/01/27	6,655	8,613,367
Montgomery County (GO) Series D
3.000%, 11/01/23	2,000	2,151,820
Prince County George’s (GO) Series A
5.000%, 07/15/21	240	248,018
Washington Suburban Sanitary Commission (RB) (CNTY GTD)
5.000%, 06/01/24	4,325	5,054,887
3.000%, 06/01/26	2,080	2,350,338
TOTAL MARYLAND		74,926,932

MASSACHUSETTS — (6.5%)
City of Beverly (BAN)
2.000%, 03/26/21	2,000	2,012,380
City of Quincy (GO)
2.000%, 01/15/21	10,000	10,035,400
City of Quincy (BAN)
2.000%, 06/11/21	5,000	5,053,150
City of Somerville (BAN) Series A
2.000%, 06/04/21	8,000	8,079,920

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
MASSACHUSETTS — (Continued)
Commonwealth of Massachusetts (GO) Series A
¤ 5.000%, 04/01/24 (Pre-refunded @ $100, 4/1/21)	1,500	$1,529,760
Commonwealth of Massachusetts (GO) Series B
5.250%, 08/01/21	500	518,695
Commonwealth of Massachusetts (GO) Series C
5.000%, 04/01/23	4,000	4,455,320
5.000%, 08/01/24	1,360	1,598,816
Commonwealth of Massachusetts (GO) Series E
5.000%, 11/01/27	1,000	1,293,040
Massachusetts School Building Authority (RB) (ETM) Series A
5.000%, 11/15/25	3,240	3,980,113
Massachusetts School Building Authority (RB) Series B
¤ 5.000%, 10/15/41 (Pre-refunded @ $100, 10/15/21)	1,530	1,599,370
Massachusetts Water Resources Authority (RB) (AGM) Series B
5.250%, 08/01/28	9,000	12,016,710
Town of Lexington (GO)
4.000%, 02/15/27	1,000	1,215,550
Town of Nantucket (BAN)
1.250%, 11/13/20	1,000	1,000,260
Town of Westport (BAN)
1.250%, 11/03/20	1,000	1,000,000

TOTAL MASSACHUSETTS		55,388,484

MICHIGAN — (0.6%)
Ann Arbor School District (GO) (Q-SBLF)
3.000%, 05/01/21	3,485	3,532,501
Michigan State (GO) Series A
5.000%, 05/01/25	1,500	1,808,040

TOTAL MICHIGAN		5,340,541

	Face Amount^	Value†
	(000)
MINNESOTA — (3.7%)
City of Minneapolis (GO)
4.000%, 12/01/20	200	$200,588
Metropolitan Council (GO) Series A
5.000%, 03/01/21	1,700	1,726,316
Metropolitan Council (GO) Series C
5.000%, 03/01/24	6,250	7,232,625
Minnesota State (GO) Series A
5.000%, 08/01/25	7,000	8,537,200
~ 5.000%, 08/01/28	6,000	7,930,380
Minnesota State (GO) Series B
2.000%, 08/01/21	1,500	1,519,965
2.000%, 08/01/22	1,300	1,340,261
Minnesota State (GO) Series D
5.000%, 08/01/21	2,700	2,796,147

TOTAL MINNESOTA		31,283,482

MISSOURI — (0.6%)
Columbia School District (GO) Series B
5.000%, 03/01/23	2,500	2,776,675
North Kansas City School District No. 74 (GO) (ST AID DIR DEP)
4.000%, 03/01/26	1,845	2,183,797

TOTAL MISSOURI		4,960,472

NEBRASKA — (1.3%)
Douglas County School District No. 17 (GO)
4.000%, 12/15/26	3,000	3,615,600
Omaha School District (GO)
5.000%, 12/15/25	1,345	1,658,277
5.000%, 12/15/26	3,975	5,034,656
University of Nebraska (RB)
¤ 5.000%, 07/01/42 (Pre-refunded @ $100, 1/1/22)	570	601,441

TOTAL NEBRASKA		10,909,974

NEVADA — (3.0%)
City of Henderson NV (GO)
5.000%, 06/01/21	600	616,374
Clark County (GO) Series B
5.000%, 11/01/24	8,665	10,236,224
Nevada State (GO) Series D
5.000%, 04/01/25	11,625	13,954,185

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
NEVADA — (Continued)
Washoe County School District (GO) Series F
5.000%, 06/01/21	900	$924,021

TOTAL NEVADA		25,730,804

NEW HAMPSHIRE — (0.3%)
City of Nashua (GO)
4.000%, 07/15/24	2,000	2,271,980

NEW JERSEY — (2.2%)
Bergen County (BAN)
2.000%, 06/10/21	2,000	2,021,100
City of Hoboken (GO)
3.000%, 02/01/27	1,000	1,135,380
City of Jersey (GO) Series A
3.000%, 01/13/21	3,000	3,016,440
City of Jersey City (BAN) Series C AND D
2.000%, 06/17/21	2,000	2,021,720
Mercer County (BAN) Series A
2.000%, 06/10/21	3,000	3,031,380
Middlesex County (BAN)
2.000%, 06/03/21	5,000	5,051,200
New Jersey Transportation Trust Fund Authority (RB) Series B
¤ 5.250%, 06/15/24 (Pre-refunded @ $100, 6/15/21)	1,000	1,031,300
Township of Parsippany-Troy Hills (GO)
2.000%, 09/15/21	1,515	1,535,816

TOTAL NEW JERSEY		18,844,336

NEW MEXICO — (1.1%)
New Mexico State (GO)
5.000%, 03/01/21	2,105	2,137,880
New Mexico State Severance Tax Permanent Fund (RB) Series D
5.000%, 07/01/26	5,580	6,962,278

TOTAL NEW MEXICO		9,100,158

NEW YORK — (6.2%)
Bethlehem Central School District (BAN) (ST AID WITHHLDG) Series A
1.500%, 06/29/21	1,000	1,007,360

	Face Amount^	Value†
	(000)
NEW YORK — (Continued)
City of New York (GO) Series C
5.000%, 08/01/26	4,150	$5,109,895
City of New York (GO) Series E
5.000%, 08/01/26	3,825	4,709,722
City of New York (GO) Series J
5.000%, 08/01/22	650	701,331
Corning City School District (BAN) Series A
1.500%, 06/16/21	1,000	1,007,080
Corning City School District (BAN) Series B
1.500%, 06/29/21	1,000	1,007,490
New York State Dormitory Authority (RB) Series A
5.000%, 02/15/25	500	593,305
New York State Dormitory Authority (RB) Series B-GRP A
5.000%, 02/15/22	2,500	2,649,700
5.000%, 02/15/24	700	804,160
New York State Dormitory Authority (RB) Series C
5.000%, 03/15/27	14,000	17,569,300
New York State Dormitory Authority (RB) Series E-GROUP 1
5.000%, 03/15/27	7,000	8,784,650
New York State Urban Development Corp. (RB) Series A
5.000%, 03/15/26	6,890	8,458,922
Riverhead Central School District (GO) (ST AID WITHHLDG)
2.000%, 10/15/22	700	724,234

TOTAL NEW YORK		53,127,149

NORTH CAROLINA — (2.7%)
City of Charlotte NC Water & Sewer System Revenue (RB)
5.000%, 07/01/21	1,800	1,856,556
Gaston County (GO)
5.000%, 02/01/26	2,500	3,090,600
Iredell County (GO) Series B
2.500%, 02/01/24	2,285	2,436,404

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
NORTH CAROLINA — (Continued)
North Carolina Eastern Municipal Power Agency (RB) (NATL-IBC) (ETM) Series B
6.000%, 01/01/22	650	$692,276
North Carolina Medical Care Commission (RB) Series A
¤ 5.000%, 06/01/42 (Pre- refunded @ $100, 6/1/22)	985	1,058,629
Wake County (GO)
5.000%, 09/01/24	4,000	4,721,000
Wake County (GO) Series C
5.000%, 03/01/25	7,530	9,055,277

TOTAL NORTH CAROLINA		22,910,742

NORTH DAKOTA — (0.1%)
North Dakota State University of Agriculture & Applied Science (RB) Series A
5.000%, 04/01/21	545	555,469

OHIO — (5.1%)
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds (RB)
¤ 6.250%, 06/01/37 (Pre-refunded @ $100, 6/1/22)	2,640	2,885,283
City of Columbus (GO)
4.000%, 08/15/25	3,500	4,103,015
City of Columbus (GO) Series 1
4.000%, 04/01/27	4,205	5,104,744
City of Columbus (GO) Series A
4.000%, 04/01/24	4,000	4,508,520
Franklin County (GO)
5.000%, 06/01/21	1,830	1,880,471
Ohio State (GO) Series A
5.000%, 09/15/25	1,950	2,383,134
~ 5.000%, 09/01/28	2,500	3,294,900
Ohio State (GO) Series B
~ 5.000%, 09/01/27	9,300	11,982,492
5.000%, 09/15/27	3,500	4,513,880
Ohio Water Development Authority (RB) Series A
5.000%, 06/01/22	700	752,437

	Face Amount^	Value†
	(000)
OHIO — (Continued)
Upper Arlington City School District (GO) Series A
5.000%, 12/01/26	1,530	$1,934,746

TOTAL OHIO		43,343,622

OKLAHOMA — (0.1%)
City of Tulsa (GO)
5.000%, 03/01/22	1,000	1,063,340

OREGON — (1.2%)
City of Portland Sewer System Revenue (RB) Series A
5.000%, 10/01/23	3,570	4,061,053
Clackamas County (GO)
3.000%, 06/01/21	1,000	1,016,040
3.000%, 06/01/22	470	490,492
Multnomah County School District No. 1 Portland (GO) (SCH BD GTY) Series B
5.000%, 06/15/23	1,005	1,128,233
Oregon State (GO)
5.000%, 06/01/22	540	580,543
Oregon State (GO) Series A
5.000%, 05/01/21	800	818,888
Oregon State (GO) Series G
5.000%, 12/01/22	2,050	2,252,192

TOTAL OREGON		10,347,441

PENNSYLVANIA — (0.5%)
Commonwealth of Pennsylvania (GO) Series 1
5.000%, 04/01/22	3,925	4,184,560

RHODE ISLAND — (0.2%)
Rhode Island State (GO) Series D
5.000%, 08/01/22	600	649,248
Rhode State Island (GO) Series A
5.000%, 04/01/27	1,060	1,348,034

TOTAL RHODE ISLAND		1,997,282

SOUTH CAROLINA — (2.0%)
Beaufort County (GO) (ST AID WITHHLDG)
4.000%, 03/01/22	640	672,058

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
SOUTH CAROLINA — (Continued)
City of Charleston Waterworks & Sewer System Revenue (RB)
¤ 5.000%, 01/01/41 (Pre-refunded @ $100, 1/1/21)	2,000	$2,015,540
Clemson University (RB) Series B
5.000%, 05/01/25	750	898,087
Lexington & Richland School District No. 5 (GO) (SCSDE)
5.000%, 03/01/24	2,750	3,177,377
Richland County (GO) (BAN) (ST AID WITHHLDG)
3.000%, 02/25/21	5,000	5,043,100
Richland County (GO) (ST AID WITHHLDG) Series A
5.000%, 03/01/26	1,870	2,324,934
South Carolina State (GO) (ST AID WITHHLDG) Series A
5.000%, 10/01/23	3,000	3,413,580

TOTAL SOUTH CAROLINA		17,544,676

TENNESSEE — (3.2%)
City of Kingsport (GO) Series A
5.000%, 09/01/21	510	530,150
Metropolitan Government of Nashville & Davidson County (GO)
5.000%, 07/01/21	5,000	5,157,100
5.000%, 01/01/26	5,000	6,175,400
Rutherford County (GO) Series B
5.000%, 04/01/23	4,085	4,546,850
Shelby County (GO)
5.000%, 04/01/25	5,000	6,018,800
Sullivan County (GO) Series A
5.000%, 04/01/21	1,000	1,019,380
Sumner County (GO)
5.000%, 06/01/21	650	667,927
5.000%, 12/01/21	900	946,287
Washington County (GO) Series A
4.000%, 06/01/26	1,705	2,026,086

TOTAL TENNESSEE		27,087,980

	Face Amount^	Value†
	(000)
TEXAS — (16.2%)
Bexar County (GO)
5.000%, 06/15/21	2,575	$2,650,808
City of Arlington (GO)
5.000%, 08/15/25	1,000	1,220,200
City of Dallas (GO)
5.000%, 02/15/22	1,000	1,059,350
City of Dallas Waterworks & Sewer System Revenue (RB) Series A
5.000%, 10/01/22	9,000	9,809,100
City of Dallas Waterworks & Sewer System Revenue (RB) Series C
5.000%, 10/01/21	245	255,699
City of Denton (GO)
2.000%, 02/15/21	3,130	3,145,775
2.000%, 02/15/22	1,000	1,022,800
City of Fort Worth (GO)
3.000%, 03/01/21	2,000	2,017,880
City of Frisco (GO) Series A
5.000%, 02/15/25	2,000	2,394,580
City of Garland (GO) Series A
5.000%, 02/15/24	400	460,500
City of Houston (RN)
5.000%, 06/30/21	4,000	4,125,400
City of Houston (GO) Series A
5.000%, 03/01/27	5,000	6,288,200
City of Lubbock (GO)
5.000%, 02/15/23	4,000	4,425,520
City of San Antonio (GO)
4.000%, 02/01/21	1,490	1,503,633
5.000%, 02/01/21	1,000	1,011,600
City of San Antonio Electric & Gas Systems Revenue (RB) (ETM)
5.000%, 02/01/24	8,690	9,980,291
City of San Antonio Electric & Gas Systems Revenue (RB)
5.000%, 02/01/24	825	948,626
5.000%, 02/01/26	2,850	3,516,615
City of Sugar Land (GO)
5.000%, 02/15/21	1,050	1,064,207
Conroe Independent School District (GO) (PSF-GTD) Series A
5.000%, 02/15/26	8,710	10,763,382

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
TEXAS — (Continued)
Corpus Christi Independent School District (GO) (PSF-GTD)
3.000%, 08/15/21	245	$250,307
Cypress-Fairbanks Independent School District (GO) (PSF-GTD)
5.000%, 02/15/21	800	810,800
Dallas County Community College District (GO)
5.000%, 02/15/21	2,155	2,183,597
Denton Independent School District (GO) (PSF-GTD)
3.000%, 08/15/21	1,675	1,711,280
El Paso Independent School District (GO) (PSF-GTD)
5.000%, 08/15/24	3,035	3,567,066
Fort Bend Independent School District (GO) (PSF-GTD) Series A
4.000%, 08/15/21	250	257,373
4.000%, 08/15/22	325	346,733
Georgetown Independent School District (GO) (PSF-GTD) Series A
4.000%, 02/15/21	3,405	3,441,331
Goose Creek Consolidated Independent School District (GO) (PSF-GTD)
5.000%, 02/15/21	295	298,983
5.000%, 02/15/27	3,000	3,795,840
Highland Park Independent School District (GO)
5.000%, 02/15/23	3,120	3,451,157
Houston Independent School District (GO) (PSF-GTD)
3.000%, 02/15/21	1,000	1,007,840
5.000%, 02/15/22	2,000	2,122,180
5.000%, 02/15/27	1,000	1,268,810
Magnolia Independent School District (GO) (PSF-GTD)
5.000%, 08/15/21	500	518,655
McKinney Independent School District (GO)
5.000%, 02/15/21	1,300	1,317,628
North Texas Tollway Authority (RB) Series D
¤ 5.250%, 09/01/27 (Pre-refunded @ $100, 9/1/21)	2,000	2,082,460

	Face Amount^	Value†
	(000)
TEXAS — (Continued)
Permanent University Fund - University of Texas System (RB) Series B
5.250%, 07/01/28	2,610	$3,459,790
Plano Independent School District (GO) (PSF-GTD)
5.000%, 02/15/24	2,225	2,566,270
Round Rock Independent School District (GO) Series B
2.000%, 08/01/21	530	537,012
Texas State (RN)
4.000%, 08/26/21	7,700	7,936,082
Texas State (GO)
~ 5.000%, 10/01/23	4,200	4,773,762
Texas Transportation Commission State Highway Fund (RB)
5.000%, 10/01/21	3,000	3,130,440
University of Texas System (The) (RB) Series J
5.000%, 08/15/25	12,500	15,252,500
5.000%, 08/15/26	3,850	4,826,206

TOTAL TEXAS		138,578,268

UTAH — (0.7%)
City of American Fork (GO)
5.000%, 05/01/26	1,165	1,423,222
Davis School District (GO) (SCH BD GTY) Series B
5.000%, 06/01/23	1,000	1,121,640
Nebo School District (GO) (SCH BD GTY)
4.000%, 07/01/21	700	717,234
4.000%, 07/01/22	1,015	1,077,524
Tooele County School District (GO) (SCH BD GTY) Series B
5.000%, 06/01/22	650	698,263
Utah State (GO) Series B
5.000%, 07/01/21	620	639,567
Weber School District (GO) (SCH BD GTY)
5.000%, 06/15/21	650	668,928

TOTAL UTAH		6,346,378

VIRGINIA — (3.8%)
Arlington County (GO)
5.000%, 08/15/27	7,820	10,136,284

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
VIRGINIA — (Continued)
Arlington County (GO) Series B
5.000%, 08/15/22	4,830	$5,244,318
City of Lynchburg (GO)
5.000%, 02/01/26	1,930	2,388,201
City of Manassas (GO) (ST AID WITHHLDG) Series C
5.000%, 07/01/21	1,040	1,072,822
City of Richmond (GO) (ST AID WITHHLDG) Series A
5.000%, 03/01/21	900	914,085
City of Virginia Beach (GO) (ST AID WITHHLDG) Series B
5.000%, 09/15/24	3,000	3,541,020
Fairfax County (GO) (ST AID WITHHLDG) Series A
4.000%, 10/01/22	1,000	1,071,450
5.000%, 10/01/26	5,535	6,997,845
Virginia Public Building Authority (RB) Series C
5.000%, 08/01/23	600	677,664
Virginia Resources Authority (RB) Series D
5.000%, 11/01/20	200	200,000

TOTAL VIRGINIA		32,243,689

WASHINGTON — (3.3%)
City of Seattle Municipal Light & Power Revenue (RB) Series B
5.000%, 04/01/24	3,000	3,477,660
City of Spokane (GO)
5.000%, 12/01/25	1,165	1,432,787
Clark County Public Utility District No. 1 (RB)
5.000%, 01/01/22	220	232,054
Clark County School District No. 119 Battleground (GO) (SCH BD GTY)
4.000%, 12/01/21	510	530,573
King County (GO) Series A
5.000%, 12/01/25	1,830	2,253,755
King County School District No. 405 Bellevue (GO) (SCH BD GTY)
5.000%, 12/01/24	2,265	2,693,832
King County School District No. 414 Lake Washington (GO) (SCH BD GTY)
5.000%, 12/01/22	925	1,016,002

	Face Amount^	Value†
	(000)
WASHINGTON — (Continued)
North Thurston Public Schools (GO) (SCH BD GTY)
4.000%, 12/01/21	255	$265,371
5.000%, 12/01/22	2,080	2,283,778
Port of Seattle (GO)
5.000%, 06/01/21	3,150	3,236,499
Snohomish County Public Utility District No. 1 (RB) Series A
5.000%, 12/01/21	200	210,196
Washington State (GO) Series A
5.000%, 08/01/21	500	517,765
5.000%, 08/01/26	1,480	1,851,524
Washington State (GO) Series C
5.000%, 02/01/25	1,930	2,306,659
Washington State (GO) Series R-2012C
4.000%, 07/01/21	150	153,744
Washington State (GO) Series R-2018C
~ 5.000%, 08/01/27	4,800	6,164,112

TOTAL WASHINGTON		28,626,311

WISCONSIN — (4.4%)
City of Milwaukee (GO) Series N2
4.000%, 03/01/24	6,500	7,237,815
City of Milwaukee (GO) Series N4
5.000%, 04/01/27	1,510	1,885,899
~ 5.000%, 04/01/28	9,990	12,755,132
City of Oshkosh (GO) Series B
3.000%, 12/01/23	650	701,292
Germantown School District (GO) Series A
5.000%, 04/01/27	2,200	2,788,324
Janesville School District (GO) (ETM)
3.000%, 03/01/24	225	243,774
Janesville School District (GO)
3.000%, 03/01/24	1,020	1,106,425
Oregon School District (GO)
3.000%, 03/01/21	1,900	1,916,853
Wisconsin State (GO) Series 1
5.000%, 11/01/24	4,025	4,774,213

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
WISCONSIN — (Continued)
Wisconsin State (GO) Series 2
5.000%, 11/01/20	800	$800,000
Wisconsin State (GO) Series A
5.000%, 05/01/21	990	1,013,324
Wisconsin State (GO) Series A
5.000%, 05/01/22	1,950	2,088,392

TOTAL WISCONSIN		37,311,443

TOTAL MUNICIPAL BONDS Cost ($ 813,398,528)		854,066,493

TOTAL INVESTMENTS — (100.0%) (Cost $ 813,398,528)		$854,066,493

As of October 31, 2020, DFA Municipal Real Return Portfolio had entered into the following outstanding Inflation Swaps:

Counterparty	Payments made by Fund	Payments received by Fund	Payment Frequency	Notional Amount	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
Bank of America Corp.	1.743% Fixed	CPI	Maturity	USD 24,000,000	08/14/22	—	—	$75,475	$75,475
Bank of America Corp.	1.723% Fixed	CPI	Maturity	USD 8,000,000	08/18/22	—	—	23,571	23,571
Bank of America Corp.	1.715% Fixed	CPI	Maturity	USD 11,000,000	09/28/23	—	—	41,794	41,794
Bank of America Corp.	1.706% Fixed	CPI	Maturity	USD 11,000,000	06/14/22	—	—	70,932	70,932
Bank of America Corp.	1.680% Fixed	CPI	Maturity	USD 23,000,000	08/07/22	—	—	124,252	124,252
Bank of America Corp.	1.619% Fixed	CPI	Maturity	USD 12,000,000	10/14/22	—	—	19,101	19,101
Bank of America Corp.	1.610% Fixed	CPI	Maturity	USD 20,000,000	12/31/20	—	—	250,756	250,756
Bank of America Corp.	1.609% Fixed	CPI	Maturity	USD 17,000,000	06/24/21	—	—	219,401	219,401
Bank of America Corp.	1.548% Fixed	CPI	Maturity	USD 8,000,000	01/08/21	—	—	128,733	128,733
Bank of America Corp.	1.530% Fixed	CPI	Maturity	USD 19,000,000	12/24/20	—	—	315,311	315,311
Bank of America Corp.	1.033% Fixed	CPI	Maturity	USD 11,000,000	06/09/23	—	—	192,923	192,923
Citibank, N.A.	1.752% Fixed	CPI	Maturity	USD 17,000,000	05/20/23	—	—	84,747	84,747
Citibank, N.A.	1.698% Fixed	CPI	Maturity	USD 22,000,000	06/02/22	—	—	173,196	173,196
Citibank, N.A.	1.577% Fixed	CPI	Maturity	USD 10,000,000	11/18/21	—	—	73,377	73,377
Citibank, N.A.	1.558% Fixed	CPI	Maturity	USD 7,000,000	07/17/25	—	—	140,313	140,313
Citibank, N.A.	1.555% Fixed	CPI	Maturity	USD 10,000,000	12/11/20	—	—	148,703	148,703
Citibank, N.A.	1.535% Fixed	CPI	Maturity	USD 28,000,000	08/03/22	—	—	248,341	248,341
Citibank, N.A.	1.533% Fixed	CPI	Maturity	USD 10,000,000	11/10/20	—	—	125,997	125,997
Citibank, N.A.	1.481% Fixed	CPI	Maturity	USD 17,000,000	08/18/21	—	—	258,238	258,238
Citibank, N.A.	1.253% Fixed	CPI	Maturity	USD 12,000,000	02/11/22	—	—	375,121	375,121

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

Counterparty	Payments made by Fund	Payments received by Fund	Payment Frequency	Notional Amount	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
Citibank, N.A.	0.680% Fixed	CPI	Maturity	USD 25,000,000	05/22/23	—	—	$585,157	$585,157
Citibank, N.A.	0.485% Fixed	CPI	Maturity	USD 11,000,000	05/28/22	—	—	195,529	195,529

Total Appreciation								$3,870,968	$3,870,968
Bank of America Corp.	2.373% Fixed	CPI	Maturity	USD 18,000,000	07/13/26	—	—	(1,038,217)	(1,038,217)
Bank of America Corp.	2.349% Fixed	CPI	Maturity	USD 14,000,000	08/13/27	—	—	(831,372)	(831,372)
Bank of America Corp.	2.349% Fixed	CPI	Maturity	USD 14,000,000	09/20/26	—	—	(782,825)	(782,825)
Bank of America Corp.	2.327% Fixed	CPI	Maturity	USD 17,000,000	07/30/24	—	—	(805,268)	(805,268)
Bank of America Corp.	2.243% Fixed	CPI	Maturity	USD 15,000,000	11/01/27	—	—	(690,666)	(690,666)
Bank of America Corp.	2.195% Fixed	CPI	Maturity	USD 15,000,000	01/09/24	—	—	(534,191)	(534,191)
Bank of America Corp.	2.192% Fixed	CPI	Maturity	USD 14,000,000	03/29/25	—	—	(576,726)	(576,726)
Bank of America Corp.	2.186% Fixed	CPI	Maturity	USD 20,000,000	11/20/25	—	—	(760,349)	(760,349)
Bank of America Corp.	2.177% Fixed	CPI	Maturity	USD 11,000,000	09/20/27	—	—	(363,811)	(363,811)
Bank of America Corp.	2.149% Fixed	CPI	Maturity	USD 14,000,000	08/10/27	—	—	(441,788)	(441,788)
Bank of America Corp.	2.064% Fixed	CPI	Maturity	USD 13,000,000	10/24/24	—	—	(278,741)	(278,741)
Bank of America Corp.	2.029% Fixed	CPI	Maturity	USD 15,000,000	05/24/25	—	—	(340,883)	(340,883)
Bank of America Corp.	2.004% Fixed	CPI	Maturity	USD 14,000,000	06/13/25	—	—	(272,807)	(272,807)
Bank of America Corp.	1.971% Fixed	CPI	Maturity	USD 25,000,000	02/21/25	—	—	(478,876)	(478,876)
Bank of America Corp.	1.902% Fixed	CPI	Maturity	USD 25,000,000	07/14/22	—	—	(248,417)	(248,417)
Bank of America Corp.	0.022% Fixed	CPI	Maturity	USD 16,000,000	02/14/24	—	—	(577,159)	(577,159)
Citibank, N.A.	2.367% Fixed	CPI	Maturity	USD 10,000,000	05/04/28	—	—	(642,766)	(642,766)
Citibank, N.A.	2.171% Fixed	CPI	Maturity	USD 11,000,000	04/07/24	—	—	(410,528)	(410,528)
Citibank, N.A.	2.148% Fixed	CPI	Maturity	USD 19,000,000	01/04/24	—	—	(575,880)	(575,880)
Citibank, N.A.	2.141% Fixed	CPI	Maturity	USD 17,000,000	04/16/28	—	—	(501,504)	(501,504)
Citibank, N.A.	2.114% Fixed	CPI	Maturity	USD 14,000,000	12/19/23	—	—	(403,091)	(403,091)
Citibank, N.A.	2.112% Fixed	CPI	Maturity	USD 11,000,000	05/02/24	—	—	(355,217)	(355,217)
Citibank, N.A.	2.112% Fixed	CPI	Maturity	USD 27,000,000	12/21/24	—	—	(795,947)	(795,947)
Citibank, N.A.	2.102% Fixed	CPI	Maturity	USD 11,000,000	11/21/26	—	—	(316,756)	(316,756)
Citibank, N.A.	2.100% Fixed	CPI	Maturity	USD 18,000,000	12/11/25	—	—	(530,462)	(530,462)
Citibank, N.A.	2.087% Fixed	CPI	Maturity	USD 23,000,000	12/29/22	—	—	(535,275)	(535,275)
Citibank, N.A.	2.005% Fixed	CPI	Maturity	USD 12,000,000	11/09/25	—	—	(217,436)	(217,436)
Citibank, N.A.	1.986% Fixed	CPI	Maturity	USD 20,000,000	07/24/23	—	—	(327,343)	(327,343)
Citibank, N.A.	1.789% Fixed	CPI	Maturity	USD 21,000,000	03/31/24	—	—	(458)	(458)
Citibank, N.A.	1.678% Fixed	CPI	Maturity	USD 15,000,000	06/17/23	—	—	(113,639)	(113,639)
Citibank, N.A.	1.675% Fixed	CPI	Maturity	USD 20,000,000	09/03/24	—	—	(84,852)	(84,852)
Citibank, N.A.	1.455% Fixed	CPI	Maturity	USD 20,000,000	01/30/22	—	—	(138,852)	(138,852)

Total (Depreciation)								$(14,972,102)	$(14,972,102)

Total Appreciation (Depreciation)								$(11,101,134)	$(11,101,134)

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$854,066,493	—	$854,066,493
Swap Agreements**	—	(11,101,134)	—	(11,101,134)

TOTAL	—	$842,965,359	—	$842,965,359

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount^	Value†
	(000)
MUNICIPAL BONDS — (100.0%)

CALIFORNIA — (100.0%)
Albany Unified School District (GO)
5.000%, 08/01/25	230	$279,298
Alhambra Unified School District (GO) Series A
1.750%, 08/01/22	300	308,040
Alhambra Unified School District (GO) Series B
5.000%, 08/01/23	100	113,062
Anaheim Housing & Public Improvements Authority (RB)
¤ 5.000%, 10/01/33 (Pre-refunded @ $100, 10/01/21)	500	521,460
¤ 5.000%, 10/01/41 (Pre-refunded @ $100, 10/01/21)	1,320	1,376,654
Bay Area Toll Authority (RB) Series F-1
¤ 5.000%, 04/01/23 (Pre-refunded @ $100, 4/1/22)	1,485	1,585,386
Bay Area Toll Authority (RB) Series S-4
¤ 5.250%, 04/01/53 (Pre-refunded @ $100, 4/1/23)	250	280,158
Berkeley Unified School District (GO) Series E
5.000%, 08/01/27	695	899,413
Beverly Hills Unified School District (GO)
2.000%, 08/01/22	150	154,673
Burbank Unified School District (GO)
5.000%, 08/01/24	565	658,920
Cajon Valley Union School District (GO)
5.000%, 08/01/24	305	359,433
California Infrastructure & Economic Development Bank (RB) (AMBAC) Series A
¤ 5.000%, 07/01/36 (Pre-refunded @ $100, 01/01/28)	100	132,193

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
California Municipal Finance Authority (RB)
¤ 6.000%, 01/01/42 (Pre-refunded @ $100, 01/01/22)	2,000	$2,127,420
California State (GO)
5.000%, 09/01/21	500	519,540
5.000%, 11/01/21	1,000	1,046,940
5.000%, 08/01/23	585	660,032
5.000%, 10/01/25	1,700	2,078,930
California State (GO)
~ 5.000%, 08/01/26	4,920	6,155,067
4.000%, 11/01/26	1,735	2,082,226
3.500%, 08/01/27	2,835	3,360,836
~ 5.000%, 08/01/27	4,200	5,393,598
5.000%, 11/01/27	200	258,450
5.000%, 08/01/28	730	957,161
California State (GO) Series B
5.000%, 09/01/26	2,015	2,526,185
California State (GO) (AMBAC)
5.000%, 02/01/27	625	792,206
California State Department of Water Resources (RB)
3.000%, 12/01/20	325	325,705
California State Department of Water Resources (RB) Series AQ
¤ 4.000%, 12/01/32 (Pre-refunded @ $100, 06/01/23)	3,500	3,838,940
California State Department of Water Resources (RB) Series AS
5.000%, 12/01/24	775	923,467
California State Department of Water Resources Power Supply Revenue (RB) Series O
5.000%, 05/01/22	1,675	1,794,913
California State Public Works Board (RB) Series D
¤ 5.000%, 09/01/24 (Pre-refunded @ $100, 9/1/22)	935	1,015,756
¤ 5.000%, 09/01/29 (Pre-refunded @ $100, 9/1/22)	1,250	1,357,962

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
California State University (RB) Series
4.000%, 11/01/21	1,210	$1,255,907
California State University (RB) Series A
5.000%, 11/01/20	570	570,000
5.000%, 11/01/21	250	261,968
5.000%, 11/01/23	375	427,804
Camrosa Water District Financing Authority (RB) Series A
4.000%, 01/15/22	205	214,332
Carlsbad Unified School District (GO)
5.000%, 08/01/26	310	390,823
City & County of San Francisco (GO) Series
5.000%, 06/15/21	1,195	1,230,480
5.000%, 06/15/22	200	215,486
5.000%, 06/15/24	800	934,544
City & County of San Francisco (GO) Series R1
5.000%, 06/15/21	250	257,423
City of Berkeley (RN)
1.750%, 07/27/21	1,500	1,517,430
City of Grover Beach (GO)
5.000%, 09/01/22	390	424,059
5.000%, 09/01/26	345	435,914
5.000%, 09/01/27	445	577,833
City of Long Beach CA Harbor Revenue (RB) Series A
5.000%, 12/15/20	2,000	2,011,100
City of Los Angeles (RN)
4.000%, 06/24/21	2,400	2,457,600
City of Pacifica COP
5.000%, 01/01/24	250	287,375
City of Pasadena Electric Revenue (RB) Series A
4.000%, 06/01/22	1,175	1,245,112
City of Pittsburg Water Revenue (RB) Series A
5.000%, 08/01/24	275	324,079
City of San Francisco Public Utilities Commission Water Revenue (RB)
5.000%, 11/01/20	250	250,000
5.000%, 11/01/23	645	735,403
City of San Francisco Public Utilities Commission Water Revenue (RB) Series D
5.000%, 11/01/25	220	270,536

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
5.000%, 11/01/26	150	$190,052
City of Santa Rosa Wastewater Revenue (RB) Series A
5.000%, 09/01/21	330	343,009
5.000%, 09/01/22	1,000	1,086,760
Cloverdale Unified School District (GO) (AGM) Series A
¤ 5.250%, 08/01/32 (Pre-refunded @ $100, 8/1/21)	235	243,895
Coast Community College District (GO) Series A
5.000%, 08/01/21	400	414,276
Conejo Valley Unified School District (GO) Series
4.000%, 08/01/27	525	630,068
Contra Costa Transportation Authority (RB) Series A
5.000%, 03/01/24	2,750	3,168,467
Culver City Unified School District (GO) Series C
8.000%, 08/01/23	460	557,819
Desert Community College District (GO)
3.000%, 08/01/21	1,350	1,378,107
4.000%, 08/01/22	200	213,192
Desert Sands Unified School District (GO) Series A
5.000%, 06/01/23	375	420,720
Dixie School District (GO)
5.000%, 08/01/21	500	517,845
Dublin-San Ramon Services District Water Revenue (RB)
¤ 5.500%, 08/01/34 (Pre-refunded @ $100, 2/1/21)	1,425	1,443,696
El Monte Union High School District (GO)
5.000%, 06/01/24	250	289,280
Elsinore Valley Municipal Water District Financing Authority (RB) Series A
~ 5.000%, 07/01/24	400	469,836
Emery Unified School District (GO)
5.000%, 08/01/27	600	777,390
Fairfield-Suisun Unified School District (GO)
5.000%, 08/01/26	695	876,200

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Fresno County (RN)
5.000%, 06/30/21	3,000	$3,094,260
Grossmont Healthcare District (GO) Series
5.000%, 07/15/23	1,000	1,123,610
Grossmont Healthcare District (GO) Series B
¤ 6.125%, 07/15/40 (Pre-refunded @ $100, 7/15/21)	500	520,820
Grossmont Union High School District (GO)
5.000%, 08/01/21	200	207,106
Hartnell Community College District (GO) Series
4.000%, 08/01/21	170	174,803
Kern High School District (GO) Series E
4.000%, 08/01/24	200	226,874
Lodi Unified School District (GO) Series 2020
4.000%, 08/01/21	1,260	1,295,305
Los Angeles Community College District Series B-1
5.000%, 08/01/21	4,000	4,143,040
Los Angeles Community College District (GO) Series C
5.000%, 08/01/22	360	390,074
5.000%, 06/01/26	530	664,498
Los Angeles County Metropolitan Transportation Authority (RB)
¤ 5.000%, 07/01/23 (Pre-refunded @$100, 7/1/21)	1,000	1,031,690
Los Angeles County Metropolitan Transportation Authority (RB) Series A
5.000%, 07/01/22	1,600	1,724,784
5.000%, 07/01/24	600	702,834
Los Angeles County Metropolitan Transportation Authority (RB) Series A-
5.000%, 07/01/25	570	693,131
Los Angeles County Schools (RN) Series A-
3.000%, 02/01/21	300	302,043
Los Angeles Department of Water (RB) Series A
5.000%, 07/01/21	400	412,624
5.000%, 07/01/24	250	293,348

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Los Angeles Department of Water (RB) Series B
5.000%, 07/01/21	365	$376,519
Los Angeles Department of Water & Power Power System Revenue (RB) Series
5.000%, 07/01/26	335	420,750
Los Angeles Department of Water & Power Power System Revenue (RB) Series B
5.000%, 07/01/26	400	502,388
Los Angeles Department of Water & Power Power System Revenue (RB) Series D
5.000%, 07/01/27	1,000	1,290,510
Los Angeles Unified School District (GO) Series A
5.000%, 07/01/21	500	515,645
5.000%, 07/01/24	425	494,628
5.000%, 07/01/26	1,085	1,341,483
5.000%, 07/01/27	480	607,949
Los Angeles Unified School District (GO) Series B-1
5.000%, 07/01/27	175	221,648
Los Angeles Unified School District/CA Series D
5.000%, 07/01/21	1,350	1,392,241
Los County Angeles (RN) Series A
4.000%, 06/30/21	1,070	1,096,632
Los Rios Community College District (GO) Series
4.000%, 08/01/21	1,945	1,999,946
Metropolitan Water District of Southern California (RB)
5.000%, 01/01/22	300	316,692
Millbrae Public Financing Authority (RB)
5.000%, 12/01/25	390	482,524
5.000%, 12/01/26	265	336,192
5.000%, 12/01/27	385	501,597
Milpitas Unified School District (RN)
3.000%, 06/30/21	500	509,310
Morongo Unified School District (GO) Series A
5.000%, 08/01/25	20	24,466
5.000%, 08/01/26	280	353,002
5.000%, 08/01/27	130	168,435

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Mount Diablo Unified School District (GO) Series G
3.000%, 08/01/24	130	$143,151
Municipal Improvement Corp. of Los Angeles (RB) Series A
5.000%, 11/01/22	1,100	1,201,112
5.000%, 11/01/23	750	852,953
5.000%, 11/01/24	425	502,065
Napa Valley Community College District (GO) Series A
5.000%, 08/01/21	250	258,865
New Haven Unified School District (GO)
5.000%, 08/01/26	150	188,235
North Orange County Community College District (GO) Series B
4.000%, 08/01/22	1,000	1,065,960
Northern California Transmission Agency (RB) Series
5.000%, 05/01/24	280	322,787
Northern Humboldt Union High School District (GO)
4.000%, 08/01/25	120	141,142
Novato Sanitary District (RB)
5.000%, 02/01/22	340	360,274
Oak Park Unified School District (GO)
4.000%, 08/01/22	200	213,264
Oakdale Joint Unified School District (GO)
4.000%, 08/01/23	400	441,308
Oakland Unified School District/Alameda County (GO) (AGM)
5.000%, 08/01/25	1,075	1,293,623
Oakland Unified School District/Alameda County (GO)
¤ 6.625%, 08/01/38 (Pre-refunded @ $100, 8/1/21)	800	837,840
Oakland Unified School District/Alameda County (GO) Series A
5.000%, 08/01/25	200	239,636

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Ontario Montclair School District (GO) (AGM) Series B
5.000%, 08/01/21	160	$165,710
Otay Water District (RB)
5.000%, 09/01/22	740	804,624
Pacific Grove Unified School District (GO)
3.000%, 08/01/26	210	240,927
Palm Springs Financing Authority (RB)
5.000%, 11/01/25	260	320,159
Palomar Community College District (GO)
5.000%, 05/01/23	200	223,762
Pasadena Unified School District (GO)
5.000%, 08/01/26	525	656,791
Pasadena Unified School District (GO) Series B
5.000%, 08/01/26	1,000	1,251,030
Peralta Community College District (GO) Series
5.000%, 08/01/21	1,000	1,034,310
Peralta Community College District (GO) Series A
5.000%, 08/01/21	585	605,071
Placentia-Yorba Linda Unified School District (GO)
5.000%, 08/01/23	205	231,656
Redondo Beach Unified School District (GO) (AGM) Series A
5.000%, 08/01/23	255	288,308
Reed Union School District (GO)
4.000%, 08/01/26	250	301,313
Regents of the University of California Medical Center Pooled Revenue (RB) Series J
¤ 5.000%, 05/15/25 Pre-refunded @
$100, 5/15/23)	530	591,676
¤ 5.250%, 05/15/27 (Pre-refunded @
$100, 5/15/23)	260	291,892
Riverside County (RN)
4.000%, 06/30/21	3,500	3,586,870
Ross Valley Public Financing Authority (RB)
5.000%, 01/01/25	410	490,991

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
San Diego Community College District (GO)
5.000%, 08/01/23	500	$565,310
5.000%, 08/01/26	1,660	2,094,937
¤ 5.000%, 08/01/4 (Pre-refunded @ $100, 8/1/21)	1,000	1,035,990
¤ 5.000%, 08/01/43 (Pre-refunded @ $100, 08/01/23)	1,500	1,695,180
San Diego County Water Authority (RB)
5.000%, 05/01/24	940	1,096,811
San Diego Unified School District (RN) Series A
5.000%, 06/30/21	680	701,461
San Diego Unified School District (GO) Series D-
5.000%, 07/01/22	600	647,106
San Diego Unified School District (GO) Series K-
4.000%, 07/01/21	1,500	1,537,125
San Diego Unified School District (GO) Series R-5
5.000%, 07/01/26	200	250,558
San Diego Unified School District (GO) (AGM) Series F-1
5.250%, 07/01/27	475	618,939
San Diego Unified School District/CA (GO) Series R-4
5.000%, 07/01/24	605	707,965
San Francisco Community College District (GO)
5.000%, 06/15/24	1,315	1,524,808
San Francisco County Transportation Authority (RB)
3.000%, 02/01/22	1,300	1,345,214
San Francisco Unified School District (GO)
5.000%, 06/15/21	2,045	2,105,450
San Francisco Unified School District (GO) Series A
5.000%, 06/15/25	650	788,502
5.000%, 06/15/26	880	1,100,572
San Gabriel Unified School District (GO) Series A
5.000%, 08/01/25	230	281,361

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
San Jose Evergreen Community College District (GO) Series B
4.000%, 09/01/21	315	$324,894
San Lorenzo Unified School District (GO)
5.000%, 08/01/21	140	144,964
San Mateo Union High School District (GO) Series A
4.000%, 09/01/21	170	175,340
4.000%, 09/01/22	140	149,674
San Mateo Union High School District (GO) Series C
4.000%, 09/01/26	320	386,333
San Matro County Community College District (GO) Series B
5.000%, 09/01/28	100	133,226
San Rafael City High School District (GO) Series B
5.000%, 08/01/27	100	129,565
Santa Ana Community Redevelopment Agency Successor Agency
¤ 6.750%, 09/01/28 (Pre-refunded @ $100, 3/1/21)	250	255,380
Santa Clara Valley Transportation Authority (RB) Series A
5.000%, 06/01/26	400	501,508
Santa County Clara (GO) Series C
~ 5.000%, 08/01/26	1,100	1,386,792
Santa Monica-Malibu Unified School District
4.000%, 08/01/21	500	514,125
Santee School District (GO)
5.000%, 08/01/24	290	341,756
Scotts Valley Unified School District (GO) Series B
4.000%, 08/01/24	150	171,180
4.000%, 08/01/25	250	294,045
5.000%, 08/01/26	250	315,180
Sierra Joint Community College District
4.000%, 08/01/21	500	514,125
Southern California Public Power Authority (RB)
5.000%, 07/01/21	110	113,486

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Southwestern Community College District (GO) Series B
4.000%, 08/01/25	250	$294,045
Southwestern Community College District (GO) Series B-
3.000%, 08/01/22	490	513,790
State of California
5.000%, 10/01/22	500	544,950
Sylvan Union School District (GO)
5.000%, 08/01/26	620	781,646
Sylvan Union School District (GO) Series
5.000%, 08/01/25	380	464,858
Tahoe-Truckee Unified School District (GO)
5.000%, 08/01/26	100	126,072
University of California (RB) Series AF
5.000%, 05/15/22	750	804,608

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
¤ 5.000%, 05/15/27 (Pre-refunded @ $100, 5/15/23)	4,240	$4,739,133
¤ 5.000%, 05/15/33 (Pre-refunded @ $100, 5/15/23)	1,000	1,117,720
Washington Union School District/Monterey County (GO)
5.000%, 08/01/27	135	174,913
West Valley-Mission Community College District (GO) Series B
5.000%, 08/01/27	220	285,382

TOTAL MUNICIPAL BONDS Cost ($150,404,869)		156,096,529

TOTAL INVESTMENTS — (100.0%) (Cost $150,404,869)		$156,096,529

As of October 31, 2020, DFACalifornia Municipal Real Return Portfolio had entered into the following outstanding Inflation Swaps:

Counterparty	Payments made by Fund	Payments received by Fund	Payment Frequency	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
Bank of America
Corp	0.870% Fixed	CPI	Maturity	USD	4,000,000	06/15/21	—	—	$35,631	$35,631
Bank of America
Corp	0.073% Fixed	CPI	Maturity	USD	8,000,000	04/27/22	—	—	184,879	184,879
Citibank, N.A	1.635% Fixed	CPI	Maturity	USD	4,000,000	07/27/24	—	—	49,326	49,326
Citibank, N.A	0.723% Fixed	CPI	Maturity	USD	7,000,000	05/28/23	—	—	165,582	165,582
Citibank, N.A	0.050% Fixed	CPI	Maturity	USD	5,000,000	05/11/22	—	—	113,719	113,719

Total Appreciation									$549,137	$549,137
Bank of America
Corp	2.367% Fixed	CPI	Maturity	USD	6,000,000	07/17/25	—	—	(321,163)	(321,163)
Bank of America
Corp	2.317% Fixed	CPI	Maturity	USD	6,000,000	05/09/25	—	—	(245,175)	(245,175)
Bank of America
Corp	2.265% Fixed	CPI	Maturity	USD	7,000,000	02/23/24	—	—	(275,119)	(275,119)
Bank of America
Corp	2.065% Fixed	CPI	Maturity	USD	9,000,000	12/12/26	—	—	(259,673)	(259,673)
Bank of America
Corp	2.062% Fixed	CPI	Maturity	USD	4,000,000	11/08/23	—	—	(87,712)	(87,712)
Bank of America
Corp	2.057% Fixed	CPI	Maturity	USD	11,000,000	12/12/22	—	—	(241,108)	(241,108)
Bank of America
Corp	1.885% Fixed	CPI	Maturity	USD	8,000,000	01/22/24	—	—	(141,224)	(141,224)
Bank of America
Corp	1.495% Fixed	CPI	Maturity	USD	5,000,000	01/28/22	—	—	(38,271)	(38,271)
Bank of America

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

Counterparty	Payments made by Fund	Payments received by Fund	Payment Frequency	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
Corp	1.210% Fixed	CPI	Maturity	USD	8,000,000	03/05/22	—	—	$(17,965)	$(17,965)
Citibank, N.A	2.312% Fixed	CPI	Maturity	USD	7,000,000	07/24/23	—	—	(290,217)	(290,217)
Citibank, N.A	2.260 Fixed	CPI	Maturity	USD	10,000,000	08/08/22	—	—	(335,936)	(335,936)
Citibank, N.A	2.160% Fixed	CPI	Maturity	USD	7,000,000	01/09/23	—	—	(192,173)	(192,173)
Citibank, N.A	2.143% Fixed	CPI	Maturity	USD	8,000,000	01/18/22	—	—	(174,364)	(174,364)
Citibank, N.A	2.054% Fixed	CPI	Maturity	USD	10,000,000	11/06/22	—	—	(182,555)	(182,555)
Citibank, N.A	1.986% Fixed	CPI	Maturity	USD	6,000,000	02/20/26	—	—	(116,935)	(116,935)
Citibank, N.A	1.808% Fixed	CPI	Maturity	USD	4,000,000	07/01/25	—	—	(41,762)	(41,762)
Citibank, N.A	1.676% Fixed	CPI	Maturity	USD	10,000,000	01/14/22	—	—	(109,522)	(109,522)
Citibank, N.A	1.475% Fixed	CPI	Maturity	USD	4,000,000	02/11/22	—	—	(29,751)	(29,751)

Total (Depreciation)									$(3,100,625)	$(3,100,625)

Total Appreciation (Depreciation)									$(2,551,488)	$(2,551,488)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$156,096,529	—	$156,096,529
Swap Agreements**	—	(2,551,488)	—	(2,551,488)

TOTAL.	—	$153,545,041	—	$153,545,041

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount^	Value†
	(000)
MUNICIPAL BONDS — (100.0%)
ALABAMA — (0.3%)
Alabama State (GO) Series A
5.000%, 08/01/21	1,000	$1,035,530
5.000%, 08/01/23	300	338,304

TOTAL ALABAMA		1,373,834

ALASKA — (0.3%)
Borough of Fairbanks North Star (GO) Series S
4.000%, 10/01/21	560	579,202
City of Anchorage (GO) Series A
3.000%, 09/01/22	765	803,480

TOTAL ALASKA		1,382,682

ARIZONA — (0.6%)
City of Phoenix (GO)
4.000%, 07/01/21	500	512,480
City of Tucson (GO) Series
5.000%, 07/01/23	2,000	2,251,080
Maricopa County School District No. 3 Tempe Elementary (GO)
3.000%, 07/01/21	550	560,092

TOTAL ARIZONA		3,323,652

ARKANSAS — (0.5%)
Arkansas State (GO)
5.000%, 04/01/21	400	407,852
5.000%, 06/15/21	1,250	1,286,800
5.000%, 04/01/22	1,110	1,184,548

TOTAL ARKANSAS		2,879,200

CALIFORNIA — (1.9%)
California State (GO)
3.500%, 08/01/27	5,000	5,927,400
5.000%, 10/01/27	2,000	2,579,160
California State (GO) Series B
5.000%, 09/01/26	1,195	1,498,160
Southern California Public Power Authority (RB)
5.000%, 07/01/23	140	157,297

TOTAL CALIFORNIA		10,162,017

	Face Amount^	Value†
	(000)
COLORADO — (2.4%)
Boulder Valley School District No. Re-2 Boulder (GO) (ST AID WITHHLDG) Series B
4.000%, 12/01/24	1,000	$1,148,850
City of Colorado Springs Utilities System Revenue (RB) Series A
5.000%, 11/15/23	1,170	1,337,216
Denver City & County School District No. 1 (GO) (ST AID WITHHLDG)
5.000%, 12/01/25	4,150	5,099,230
Denver City & County School District No. 1 (GO) (ST AID WITHHLDG) Series B
5.000%, 12/01/24	550	652,900
Pueblo City Schools (GO) (ST AID WITHHLDG)
5.000%, 12/15/20	550	553,069
Weld County School District No. RE-4 (GO) (ST AID WITHHLDG)
4.000%, 12/01/22	1,140	1,227,837
5.000%, 12/01/24	2,280	2,708,617

TOTAL COLORADO		12,727,719

CONNECTICUT — (0.1%)
City of Waterbury (GO) Series B
4.000%, 09/01/23	500	549,610

DELAWARE — (0.6%)
Delaware State (GO) Series B
5.000%, 07/01/24	780	914,620
Kent County (GO)
4.000%, 09/01/24	415	473,499
New Castle County (GO)
5.000%, 10/01/23	1,600	1,821,088

TOTAL DELAWARE		3,209,207

DISTRICT OF COLUMBIA — (0.7%)
District of Columbia (RB) Series
5.000%, 05/01/23	1,400	1,564,472

DFA CALIFORNIA BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
DISTRICT OF COLUMBIA — (Continued)
Washington Metropolitan Area Transit Authority (RB) Series
5.000%, 07/01/25	720	$867,751
Washington Metropolitan Area Transit Authority (RB) Series B
5.000%, 07/01/27	1,000	1,270,270

TOTAL DISTRICT OF COLUMBIA		3,702,493

FLORIDA — (0.9%)
Flagler County (GO) (BAM)
5.000%, 07/01/22	465	501,754
Florida State (GO) Series A
5.000%, 06/01/24	350	408,656
Florida State (GO) Series C
5.000%, 06/01/23	1,015	1,138,190
Orange County Water Utility System Revenue (RB)
5.000%, 10/01/21	525	547,827
Orlando Utilities Commission (RB) Series C
5.250%, 10/01/22	1,000	1,094,860
Palm Beach County (RB)
5.000%, 11/01/23	810	923,530

TOTAL FLORIDA		4,614,817

GEORGIA — (2.6%)
Georgia State (GO) Series A
5.000%, 07/01/26	1,200	1,505,640
Georgia State (GO) Series E
5.000%, 12/01/26	2,000	2,537,300
Georgia State (GO) Series F
5.000%, 07/01/26	1,450	1,819,315
Georgia State Road & Tollway Authority (RB) (MUN GOVT GTD)
5.000%, 10/01/23	4,590	5,222,777
Henry County (GO)
5.000%, 05/01/23	1,000	1,117,480
Private Colleges & Universities Authority (RB) Series B
5.000%, 09/01/25	1,080	1,321,024

TOTAL GEORGIA		13,523,536

HAWAII — (2.2%)
City & County of Honolulu (GO) Series B
5.000%, 10/01/23	150	170,491

	Face Amount^	Value†
	(000)
HAWAII — (Continued)
5.000%, 10/01/25	725	$888,190
City & County of Honolulu (GO) Series D
5.000%, 07/01/24	1,005	1,176,443
Hawaii State (GO) Series
5.000%, 04/01/24	2,975	3,443,176
Hawaii State (GO) Series EO
5.000%, 08/01/22	1,000	1,082,080
Hawaii State (GO) Series FE
5.000%, 10/01/24	1,005	1,185,689
5.000%, 10/01/25	2,790	3,395,207

TOTAL HAWAII		11,341,276

INDIANA — (0.5%)
Indiana University (RB) Series A
5.000%, 06/01/21	2,755	2,830,983

IOWA — (0.6%)
City of Davenport (GO) Series C
4.000%, 06/01/24	1,410	1,587,547
Waukee Community School District (GO) Series B
5.000%, 06/01/24	1,290	1,500,709

TOTAL IOWA		3,088,256

KANSAS — (0.9%)
City of Merriam (GO)
5.000%, 10/01/25	800	981,384
City of Wichita (GO) Series
5.000%, 06/01/22	550	591,294
Johnson County (GO) Series B
5.000%, 09/01/22	650	706,017
Johnson County Unified School District No. 229 Blue Valley (GO) Series A
5.000%, 10/01/26	225	283,417
Johnson County Unified School District No. 229 Blue Valley (GO) Series B
5.000%, 10/01/23	750	853,395
Kansas State Department of Transportation (RB) Series
5.000%, 09/01/26	1,000	1,251,740

TOTAL KANSAS		4,667,247

DFA CALIFORNIA BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
KENTUCKY — (2.1%)
Louisville & Jefferson County (RB)
¤ 5.000%, 12/01/35 (Pre-refunded @ $100, 12/1/35)	2,200	$2,360,820
Louisville & Jefferson County (GO) Series B
5.000%, 11/01/21	1,700	1,778,064
Louisville & Jefferson County Metropolitan Sewer District (RB) Series C
5.000%, 05/15/23	1,850	2,067,689
Louisville Water Co (RB)
5.000%, 11/15/29	3,000	4,047,480
Louisville Water Co. (RB) Series A
4.000%, 11/15/21	800	831,112

TOTAL KENTUCKY		11,085,165

LOUISIANA — (0.3%)
Louisiana State (GO) Series C
5.000%, 08/01/21	1,000	1,035,070
5.000%, 08/01/23	500	564,130

TOTAL LOUISIANA		1,599,200

MAINE — (0.2%)
Maine State (GO) Series B
5.000%, 06/01/23	1,000	1,121,370

MARYLAND — (7.4%)
Anne County Arundel (GO)
5.000%, 10/01/24	1,520	1,796,534
Anne County Arundel (GO) Series B
5.000%, 10/01/23	1,490	1,694,949
Baltimore County (GO)
5.000%, 08/01/22	600	649,794
5.000%, 03/01/28	1,335	1,744,298
Carroll County (GO)
5.000%, 11/01/21	550	576,103
City of Baltimore (GO) Series B
5.000%, 10/15/27	2,025	2,613,890
Howard County (GO) Series D
5.000%, 02/15/24	1,300	1,501,708
Maryland State (GO) Series 1
5.000%, 06/01/23	3,000	3,365,760

	Face Amount^	Value†
	(000)
MARYLAND — (Continued)
Maryland State (GO) Series A
5.000%, 08/01/27	3,500	$4,510,660
Maryland State (GO) Series B
4.000%, 08/01/23	850	936,547
5.000%, 08/01/24	1,000	1,174,780
5.000%, 08/01/27	500	644,380
Montgomery County (GO) Series
5.000%, 11/01/24	2,000	2,375,780
Montgomery County (GO) Series A_WWW
4.000%, 08/01/23	1,000	1,101,820
Montgomery County (GO) Series B
5.000%, 12/01/21	350	368,000
Montgomery County (GO) Series D
3.000%, 11/01/23	3,000	3,227,730
Prince County George’s (GO) Series A
5.000%, 07/15/24	770	904,273
4.000%, 09/01/24	2,500	2,853,425
5.000%, 07/15/29	3,500	4,709,495
Washington Suburban Sanitary Commission (RB) (CNTY GTD)
5.000%, 06/01/24	655	765,538
Worcester County (GO) Series B
4.000%, 08/01/21	1,000	1,028,100

TOTAL MARYLAND		38,543,564

MASSACHUSETTS — (1.9%)
City of Lowell (GO) (ST AID WITHHLDG)
4.000%, 09/01/23	250	275,328
City of Springfield (GO) (ST AID WITHHLDG) Series C
4.000%, 08/01/23	285	312,947
Commonwealth of Massachusetts (GO) Series
5.000%, 01/01/22	1,000	1,055,400
Commonwealth of Massachusetts (GO) Series A-
5.000%, 07/01/26	1,250	1,564,400

DFA CALIFORNIA BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
MASSACHUSETTS — (Continued)
Commonwealth of
Massachusetts (GO) Series B
5.000%, 08/01/22	1,165	$1,261,683
Commonwealth of Massachusetts (GO) Series C
5.000%, 04/01/22	1,275	1,360,629
Commonwealth of Massachusetts (GO) (AGM) Series B
5.250%, 09/01/24	400	475,568
Massachusetts Development Finance Agency (RB) Series
¤ 6.750%, 01/01/36 (Pre-refunded @
$100, 1/1/21)	2,865	2,895,197
Town of Holbrook (GO)
5.000%, 12/01/21	755	793,490

TOTAL MASSACHUSETTS		9,994,642

MICHIGAN — (0.3%)
Michigan State (GO) Series A
5.000%, 12/01/24	1,275	1,518,104

MINNESOTA — (3.7%)
Bloomington Independent School District No. 271 (GO) (SD CRED PROG) Series A
5.000%, 02/01/21	1,100	1,112,705
City of Minneapolis (GO)
3.000%, 12/01/23	2,000	2,165,500
City of Saint Paul (GO) Series A
5.000%, 09/01/21	400	415,700
City of Saint Paul (GO) Series B
5.000%, 11/01/20	100	100,000
Elk River Independent School District No. 728 (GO) (SD CRED PROG) Series A
5.000%, 02/01/21	520	526,006
Elk River Independent School District No. 728 (GO) (SD CRED PROG) Series C
5.000%, 02/01/21	3,000	3,034,650
Hennepin County (GO) Series B
5.000%, 12/01/21	350	368,000

	Face Amount^	Value†
	(000)
MINNESOTA — (Continued)
Metropolitan Council (GO) Series
5.000%, 03/01/24	1,295	$1,498,600
Minnesota State (GO) Series
5.000%, 10/01/27	2,000	2,593,240
Minnesota State (GO) Series D
5.000%, 08/01/24	1,800	2,114,604
Minnesota State (GO) Series E
5.000%, 08/01/22	760	823,217
4.000%, 10/01/22	3,000	3,216,150
Saint Paul Independent School District No. 625 (GO) (SD CRED PROG) Series B
5.000%, 02/01/21	1,425	1,441,459

TOTAL MINNESOTA		19,409,831

MISSOURI — (2.3%)
Cass County Reorganized School District No. R-2 (GO) (ST AID DIR DEP)
5.000%, 03/01/21	1,110	1,127,372
Columbia School District (GO) Series B
5.000%, 03/01/25	1,725	2,073,588
Saint Louis County Reorganized School District No R-6 (GO)
5.000%, 02/01/26	5,000	6,181,200
State County Louis (GO)
5.000%, 02/01/23	2,545	2,815,406

TOTAL MISSOURI		12,197,566

MONTANA — (0.1%)
City & County of Butte-Silver Bow (GO)
4.000%, 07/01/21	500	512,310

NEBRASKA — (1.5%)
Lancaster County School District 001 (GO)
5.000%, 01/15/21	700	706,685
Metropolitan Utilities District of Omaha (RB)
5.000%, 12/01/20	300	301,110
Omaha School District (GO)
5.000%, 12/15/25	4,000	4,931,680

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
NEBRASKA — (Continued)
Omaha School District Series B
5.000%, 12/15/22	1,375	$1,512,527
Southern Public Power District (RB)
5.000%, 12/15/21	400	420,616

TOTAL NEBRASKA		7,872,618

NEVADA — (1.1%)
Clark County School District (GO) Series A
5.000%, 06/15/21	1,250	1,284,037
Nevada State (GO) Series C
5.000%, 11/01/24	450	532,382
Nevada State (GO) Series D1
5.000%, 03/01/22	250	265,558
Washoe County School District (GO) Series D
5.000%, 06/01/21	3,335	3,424,011

TOTAL NEVADA		5,505,988

NEW HAMPSHIRE — (0.2%)
City of Nashua (GO)
4.000%, 07/15/24	770	874,712

NEW JERSEY — (1.4%)
City of Hoboken (GO)
3.000%, 02/01/23	2,000	2,118,400
3.000%, 02/01/25	910	1,008,171
Montville Township (GO)
3.000%, 10/01/25	500	563,145
Princeton (GO)
3.000%, 09/15/24	1,515	1,669,363
Township of Parsippany-Troy Hills (GO)
2.000%, 09/15/21	2,000	2,027,480

TOTAL NEW JERSEY		7,386,559

NEW MEXICO — (1.3%)
New Mexico State (GO)
5.000%, 03/01/21	1,000	1,015,620
New Mexico State Severance Tax Permanent Fund (RB) Series A
5.000%, 07/01/27	4,000	5,116,880
Santa Fe County (GO)
5.000%, 07/01/22	710	766,118

TOTAL NEW MEXICO		6,898,618

	Face Amount^	Value†
	(000)
NEW YORK — (5.9%)
City of New York (GO) Series
5.000%, 08/01/21	265	$274,172
City of New York (GO) Series A
City of New York (GO) Series A
5.000%, 08/01/24	3,100	3,606,509
5.000%, 08/01/25	1,500	1,802,715
City of New York (GO) Series C
5.000%, 08/01/22	500	539,485
City of New York (GO) Series E
5.000%, 08/01/22	1,000	1,078,970
City of New York (GO) Series F
5.000%, 08/01/21	450	465,574
City of New York (GO) Series H
5.000%, 08/01/22	2,010	2,168,730
Kingston City School District (GO) (ST AID WITHHLDG)
3.000%, 06/01/26	1,530	1,699,524
Middle Country Central School District (GO) (ST AID WITHHLDG)
2.000%, 08/15/21	400	405,600
New York State Dormitory Authority (RB) Series
5.000%, 02/15/22	2,000	2,119,760
New York State Dormitory Authority (RB) Series A
5.000%, 03/15/21	1,000	1,017,240
5.000%, 03/15/23	600	665,094
5.000%, 02/15/25	500	593,305
5.000%, 03/15/28	4,000	5,091,080
New York State Dormitory Authority (RB) Series B-GRP A
5.000%, 02/15/22	800	847,904
5.000%, 02/15/24	300	344,640
New York State Dormitory Authority (RB) Series E
5.000%, 02/15/21	100	101,333
New York State Urban Development Corp. (RB) Series A
5.000%, 03/15/25	500	595,940
North Shore Central School District (GO) (ST AID WITHHLDG)
2.000%, 12/15/23	315	330,816

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
NEW YORK — (Continued)
Riverhead Central School District (GO) (ST AID WITHHLDG)
2.000%, 10/15/22	540	$558,695
Triborough Bridge & Tunnel Authority (RB) Series B
5.000%, 11/15/20	4,700	4,707,379
4.000%, 11/15/27	1,500	1,786,380

TOTAL NEW YORK		30,800,845

NORTH CAROLINA — (4.2%)
City of Charlotte (GO) Series A
5.000%, 06/01/29	2,000	2,682,780
New Hanover County (GO)
5.000%, 02/01/23	1,550	1,715,060
North Carolina Eastern Municipal Power Agency (RB) (NATL-IBC) (ETM) Series B
6.000%, 01/01/22	1,725	1,837,194
North Carolina State (GO)
5.000%, 06/01/25	2,000	2,427,920
North Carolina State (GO) Series A
5.000%, 06/01/24	2,200	2,572,130
5.000%, 06/01/25	655	795,144
North Carolina State (GO) Series B
5.000%, 06/01/25	3,455	4,194,232
North Carolina State (GO) Series C
4.000%, 05/01/22	1,530	1,616,246
North Carolina State (GO) Series D
4.000%, 06/01/23	350	383,873
Wake County (GO)
5.000%, 09/01/21	1,300	1,351,363
Wake County (GO) Series B
5.000%, 03/01/21	2,390	2,427,403

TOTAL NORTH CAROLINA		22,003,345

NORTH DAKOTA — (0.4%)
City of West Fargo (GO) Series A
5.000%, 05/01/24	1,150	1,322,282
North Dakota State University of Agriculture & Applied Science (RB) Series A
5.000%, 04/01/21	500	509,605

TOTAL NORTH DAKOTA		1,831,887

	Face Amount^	Value†
	(000)
OHIO — (4.9%)
City of Columbus (GO) Series
5.000%, 04/01/29	2,000	$2,675,800
City of Columbus (GO) Series 3
5.000%, 02/15/27	1,250	1,590,425
City of Columbus (GO) Series A
3.000%, 07/01/22	835	873,326
5.000%, 02/15/23	4,000	4,433,280
City of Columbus (GO) Series B
5.000%, 02/15/23	475	526,452
City of Columbus (GO) Series A
4.000%, 04/01/24	1,500	1,690,695
Hamilton County Sewer System Revenue (RB) Series A
5.000%, 12/01/21	500	525,715
Ohio State (GO) Series
5.000%, 02/01/24	2,820	3,247,512
Ohio State (GO) Series A
5.000%, 09/15/21	800	833,088
5.000%, 09/15/22	2,250	2,448,900
Ohio State (GO) Series B
5.000%, 08/01/21	1,000	1,035,530
5.000%, 06/15/22	450	484,466
5.000%, 09/15/23	1,000	1,135,160
5.000%, 09/01/24	2,000	2,356,300
Ohio State (GO) Series W
4.000%, 05/01/24	215	242,580
4.000%, 05/01/25	215	249,686
Ohio State Water Development Authority (RB) Series A
5.000%, 06/01/21	1,550	1,592,842

TOTAL OHIO		25,941,757

OKLAHOMA — (1.3%)
City of Oklahoma City (GO)
4.000%, 03/01/23	1,680	1,824,480
4.000%, 03/01/25	1,255	1,452,336
City of Tulsa (GO)
5.000%, 03/01/24	200	231,082
5.000%, 03/01/26	2,750	3,400,980

TOTAL OKLAHOMA		6,908,878

OREGON — (2.1%)
City of McMinnville (GO)
5.000%, 02/01/22	290	307,029

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
OREGON — (Continued)
City of Portland Water System Revenue (RB) Series A
5.000%, 04/01/21	1,250	$1,274,538
Clackamas County School District No. 7J Lake Oswego (GO) (SCH BD GTY)
5.000%, 06/01/24	400	466,724
Jackson County (GO)
4.000%, 06/01/23	40	43,795
Lane County School District No. 4J Eugene (GO) (SCH BD GTY)
3.000%, 06/15/25	940	1,051,512
5.000%, 06/15/28	2,500	3,277,425
Oregon State (GO) Series E
5.000%, 08/01/21	410	424,567
Washington & Multnomah Counties School District No. 48J Beaverton (GO) (SCH BD GTY)
¤ 5.000%, 06/15/26 (Pre-refunded @ $100, 6/15/24)	650	759,811
Washington County (GO)
5.000%, 03/01/24	3,000	3,468,390

TOTAL OREGON		11,073,791

PENNSYLVANIA — (0.5%)
Berks County (GO)
5.000%, 11/15/22	445	488,036
Commonwealth of Pennsylvania (GO) Series REF
5.000%, 07/01/21	550	567,094
5.000%, 07/01/22	1,025	1,104,222
Pennsylvania State University (RB) Series E
5.000%, 03/01/24	55	63,409
5.000%, 03/01/25	130	155,341

TOTAL PENNSYLVANIA		2,378,102

RHODE ISLAND — (0.2%)
Rhode Island State (GO) Series A
5.000%, 08/01/21	1,000	1,035,150

	Face Amount^	Value†
	(000)
SOUTH CAROLINA — (3.6%)
Anderson County School District No. 4 (GO) (SCSDE) Series A
5.000%, 03/01/21	500	$507,860
City of North Charleston (GO) (ST AID WITHHLDG)
5.000%, 06/01/21	500	513,730
Clemson University (RB) Series B
5.000%, 05/01/25	750	898,087
Florence School District One (GO) (SCSDE)
5.000%, 03/01/22	2,000	2,126,680
Lexington County School District No. 1 (GO) (SCSDE) Series
4.000%, 02/01/23	3,985	4,317,429
Richland County (GO) (ST AID WITHHLDG) Series
5.000%, 03/01/25	535	643,369
Richland County School District No. 2 (GO) (SCSDE)
5.000%, 03/01/21	1,235	1,254,328
5.000%, 03/01/28	3,000	3,907,320
York County (GO) (ST AID WITHHLDG)
5.000%, 04/01/24	4,195	4,870,689

TOTAL SOUTH CAROLINA		19,039,492

TENNESSEE — (3.7%)
Blount County (GO) Series B
5.000%, 06/01/22	2,635	2,832,836
City of Knoxville Wastewater System Revenue (RB) Series
4.000%, 04/01/22	310	326,318
City of Memphis (GO) Series A
5.000%, 04/01/25	1,250	1,501,662
Hamilton County (GO) Series B
5.000%, 03/01/22	1,735	1,843,923
Knox County (GO) Series
5.000%, 06/01/25	1,000	1,207,750
Metropolitan Government of Nashville & Davidson County (GO)
5.000%, 07/01/22	650	701,149

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
TENNESSEE — (Continued)
Metropolitan Government of Nashville & Davidson County (GO) Series A
5.000%, 01/01/22	615	$648,923
5.000%, 07/01/25	2,325	2,826,061
Sullivan County (GO) Series A
5.000%, 04/01/21	450	458,721
Sumner County (GO)
5.000%, 12/01/21	230	241,829
5.000%, 12/01/22	640	703,123
Town of Collierville (GO) Series
5.000%, 01/01/21	1,095	1,103,421
Williamson County (GO)
5.000%, 04/01/29	3,620	4,825,858

TOTAL TENNESSEE		19,221,574

TEXAS — (16.9%)
Alvin Independent School District (GO) (PSF-GTD)
5.000%, 02/15/23	140	154,759
Austin Independent School District (GO) (PSF-GTD)
5.000%, 08/01/24	250	293,695
Bexar County (GO)
5.000%, 06/15/21	1,275	1,312,536
Bexar County (GO) Series B
¤ 5.000%, 06/15/25 (Pre-refunded @ $100, 6/15/23)	1,500	1,684,875
Bridgeport Independent School District (GO) (PSF-GTD)
5.000%, 08/15/24	1,600	1,884,464
City of Amarillo (GO)
2.000%, 02/15/24	725	760,329
2.000%, 02/15/25	725	769,921
City of Arlington (GO) Series
5.000%, 08/15/23	2,090	2,364,333
City of Austin (GO)
5.000%, 09/01/23	500	566,215
5.000%, 11/01/23	1,895	2,160,603
5.000%, 09/01/27	2,255	2,901,937
City of Brownsville Utilities System Revenue (RB) Series A
¤ 5.000%, 09/01/28 (Pre-refunded @ $100, 9/1/23)	2,000	2,262,660
City of Dallas (GO) Series A
5.000%, 02/15/21	500	506,560

	Face Amount^	Value†
	(000)
TEXAS — (Continued)
City of Dallas Waterworks & Sewer System Revenue (RB) Series C
5.000%, 10/01/24	120	$141,780
City of Denton (GO)
3.000%, 02/15/23	3,475	3,688,330
City of Fort Worth Water & Sewer System Revenue (RB)
5.000%, 02/15/21	1,745	1,768,610
City of Fort Worth Water & Sewer System Revenue (RB) Series A
5.000%, 02/15/24	3,310	3,817,688
City of Fort Worth Water & Sewer System Revenue (RB) Series A
5.000%, 02/15/25	4,380	5,246,189
City of Garland (GO) Series A
5.000%, 02/15/24	200	230,250
City of Houston (GO) Series A
5.000%, 03/01/21	3,000	3,046,440
City of San Antonio (GO)
5.000%, 02/01/23	1,655	1,829,669
City of San Antonio Electric & Gas Systems Revenue (RB) (ETM)
5.000%, 02/01/21	700	708,260
City of San Antonio Electric & Gas Systems Revenue (RB)
5.000%, 02/01/22	3,360	3,558,609
Conroe Independent School District (GO) (PSF-GTD)
5.000%, 02/15/26	2,000	2,471,500
Corpus Christi Independent School District (GO) (PSF-GTD)
4.000%, 08/15/23	160	176,333
4.000%, 08/15/24	140	159,285
Cypress-Fairbanks Independent School District (GO) (PSF-GTD)
5.000%, 02/15/21	790	800,665
Dallas Independent School District (GO) (PSF-GTD)
5.000%, 02/15/23	3,000	3,323,520

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
TEXAS — (Continued)
Dallas Independent School District (GO) (PSF-GTD) Series A
5.000%, 08/15/24	3,250	$3,826,485
El Paso Independent School District (GO) (PSF-GTD)
5.000%, 08/15/24	500	587,655
Fort Bend Independent School District (GO) (PSF-GTD) Series C
5.000%, 02/15/24	1,275	1,470,559
Fort Worth Independent School District (GO) (PSF-GTD)
5.000%, 02/15/26	445	550,959
Goose Creek Consolidated Independent School District (GO) (PSF-GTD)
5.000%, 02/15/23	215	238,029
Harris County (GO) Series A
5.000%, 10/01/23	1,565	1,779,280
Highland Park Independent School District (GO)
5.000%, 02/15/23	2,000	2,212,280
Houston Independent School District (GO) (PSF-GTD)
5.000%, 02/15/24	2,000	2,304,620
Houston Independent School District (GO) (PSF-GTD) Series A
5.000%, 02/15/26	750	927,255
Katy Independent School District (GO) (PSF-GTD) Series A
5.000%, 02/15/21	400	405,400
Leander Independent School District (GO) (PSF-GTD) Series C
5.000%, 08/15/24	700	823,879
McAllen Independent School District (GO) (PSF-GTD) Series A
5.000%, 02/15/22	2,725	2,887,083
North Texas Municipal Water District Water System Revenue (RB)
5.000%, 09/01/23	125	141,630
Northwest Independent School District (GO) (PSF-GTD) Series A
5.000%, 02/15/24	1,000	1,152,310

	Face Amount^	Value†
	(000)
TEXAS — (Continued)
Port Authority of Houston of Harris County Texas (GO) Series A-2
5.000%, 10/01/23	70	$79,497
Port Neches-Groves Independent School District (GO) (PSF-GTD)
5.000%, 02/15/24	1,000	1,152,670
Texas State (GO)
5.000%, 10/01/23	375	426,229
¤ 4.000%, 10/01/33 (Pre-refunded @ $100, 4/1/24)	1,500	1,688,760
Texas State (GO) Series A
5.000%, 04/01/25	2,185	2,630,215
5.000%, 10/01/25	2,465	3,019,847
Texas Transportation Commission State Highway Fund Series A
5.000%, 04/01/23	500	556,660
University of Texas System (The) (RB) Series
5.000%, 08/15/21	615	637,792
University of Texas System (The) (RB) Series C
5.000%, 08/15/24	1,000	1,178,210
University of Texas System (The) (RB) Series J
5.000%, 08/15/25	3,000	3,660,600
Williamson County (GO)
5.000%, 02/15/21	5,640	5,716,309

TOTAL TEXAS		88,644,228

UTAH — (2.6%)
Alpine School District (GO) (SCH BD GTY)
5.000%, 03/15/21	550	559,526
Davis School District (GO) (SCH BD GTY) Series B
5.000%, 06/01/23	2,445	2,742,410
Granite School District Board of Education (GO) (SCH BD GTY)
5.000%, 06/01/25	2,500	3,027,275
Salt Lake County (GO) Series B
5.000%, 12/15/24	1,600	1,909,248
Snyderville Basin Special Recreation District (GO) Series B
4.000%, 12/15/20	540	542,387

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
UTAH — (Continued)
State of Utah (GO)
5.000%, 07/01/22	1,045	$1,127,597
Utah State (GO)
5.000%, 07/01/22	800	863,232
5.000%, 07/01/24	2,000	2,345,980
Utah State (GO) Series B
5.000%, 07/01/24	575	674,699

TOTAL UTAH		13,792,354

VERMONT — (0.2%)
Vermont State (GO) Series B
5.000%, 08/15/23	1,000	1,131,860

VIRGINIA — (4.8%)
Arlington County (GO)
5.000%, 06/15/22	3,000	3,233,310
Chesterfield County (GO) (ST AID WITHHLDG)
5.000%, 01/01/23	2,905	3,202,937
City of Alexandria (GO) (ST AID WITHHLDG) Series D
5.000%, 07/01/26	2,235	2,804,254
City of Hampton (GO) (ST AID WITHHLDG) Series B
5.000%, 09/01/21	840	873,188
5.000%, 09/01/22	475	516,301
City of Richmond (GO) (ST AID WITHHLDG) Series B
5.000%, 07/15/22	1,065	1,151,137
City of Suffolk (GO) (ST AID WITHHLDG)
5.000%, 02/01/23	1,575	1,744,234
Commonwealth of Virginia (GO) Series A
5.000%, 06/01/25	1,430	1,735,963
Henrico County (GO) (ST AID WITHHLDG)
5.000%, 08/01/27	3,000	3,868,560
Loudoun County (GO) (ST AID WITHHLDG) Series
5.000%, 12/01/20	550	552,041
Loudoun County (GO) (ST AID WITHHLDG) Series A
5.000%, 12/01/22	1,225	1,345,552
Loudoun County (GO) (ST AID WITHHLDG) Series B
5.000%, 12/01/24	2,000	2,382,240
Pittsylvania County (GO) (ST AID WITHHLDG)
5.000%, 02/01/21	1,830	1,851,137

TOTAL VIRGINIA		25,260,854

	Face Amount^	Value†
	(000)
WASHINGTON — (5.9%)
Chelan County Public Utility District No. 1 (RB) Series A
5.000%, 07/01/24	200	$233,322
5.000%, 07/01/25	100	120,880
City of Seattle (GO) Series
5.000%, 05/01/26	3,165	3,945,457
City of Seattle Drainage & Wastewater Revenue (RB)
5.000%, 04/01/21	445	453,735
County of Kitsap WA (GO)
5.000%, 06/01/21	1,455	1,495,129
King County (GO) Series E
5.000%, 12/01/25	1,275	1,570,239
King County School District No. 405 Bellevue (GO) (SCH BD GTY) Series
5.000%, 12/01/20	1,350	1,355,036
King County School District No. 411 Issaquah (GO) (SCH BD GTY)
5.000%, 12/01/23	1,440	1,648,282
King County School District No. 414 Lake Washington (GO) (SCH BD GTY)
5.000%, 12/01/22	2,000	2,196,760
King County Sewer Revenue (RB)
5.000%, 01/01/21	585	589,499
King County Sewer Revenue (RB) Series B
5.000%, 07/01/25	1,305	1,584,883
Snohomish County Public Utility District No. 1 (RB) Series A
5.000%, 12/01/23	595	680,275
Snohomish County School District No. 6 Mukilteo (GO) (SCH BD GTY)
5.000%, 12/01/25	2,000	2,463,120
Spokane County (GO)
5.000%, 12/01/20	450	451,674
Tacoma Metropolitan Park District (GO) Series B
5.000%, 12/01/21	350	368,001
Washington State (GO) Series 2013A
5.000%, 08/01/21	200	207,106
Washington State (GO) Series A
5.000%, 08/01/26	1,675	2,095,475

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
WASHINGTON — (Continued)
Washington State (GO) Series A-1
5.000%, 08/01/21	800	$828,424
Washington State (GO) Series B
5.000%, 07/01/24	800	936,472
5.000%, 07/01/25	475	576,137
Washington State (GO) Series C
5.000%, 02/01/23	500	552,650
Washington State (GO) Series R-2012C
4.000%, 07/01/21	100	102,496
Washington State (GO) Series R-2013A
5.000%, 07/01/21	1,520	1,567,971
Washington State (GO) Series R-2018C
5.000%, 08/01/25	2,500	3,041,100
Washington State (GO) Series R-2018D
5.000%, 08/01/25	1,365	1,660,441

TOTAL WASHINGTON		30,724,564

WEST VIRGINIA — (0.5%)
West Virginia State (GO)
4.000%, 11/01/20	1,975	1,975,000
West Virginia State (GO) Series A
5.000%, 12/01/23	500	571,825

TOTAL WEST VIRGINIA		2,546,825

WISCONSIN — (3.4%)
City of Madison Water Utility Revenue (RB)
5.000%, 01/01/21	1,000	1,007,690
Germantown School District (GO) Series A
5.000%, 04/01/27	1,000	1,267,420

	Face Amount^	Value†
	(000)
WISCONSIN — (Continued)
Janesville School District (GO) (ETM)
3.000%, 03/01/24	355	$384,621
Janesville School District (GO)
3.000%, 03/01/24	1,645	1,784,381
Milwaukee County (GO) Series E
2.000%, 12/01/20	1,060	1,061,314
Milwaukee County Metropolitan Sewer District (GO) Series A
5.000%, 10/01/25	2,635	3,222,341
Wisconsin State (GO) Series
5.000%, 05/01/27	3,000	3,834,480
Wisconsin State (GO) Series 2
5.000%, 11/01/20	600	600,000
Wisconsin State (GO) Series 3
5.000%, 11/01/22	1,875	2,052,469
Wisconsin State (GO) Series A
5.000%, 05/01/24	975	1,134,315
5.000%, 05/01/25	970	1,170,160
Wisconsin State (GO) Series B
5.000%, 05/01/21	400	409,424

TOTAL WISCONSIN		17,928,615

TOTAL MUNICIPAL BONDS Cost ($ 506,745,284)		524,160,897

TOTAL INVESTMENTS — (100.0%) (Cost $ 506,745,284)		$524,160,897

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$524,160,897	—	$524,160,897

TOTAL.	—	$524,160,897	—	$524,160,897

See accompanying Notes to Financial Statements.

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount^	Value†
	(000)
MUNICIPAL BONDS — (100.0%)
ALABAMA — (0.4%)
Alabama Highway Finance Corp. (RB) Series A
4.000%, 08/01/21	2,710	$2,785,311
Alabama State (GO) Series A
5.000%, 08/01/21	7,480	7,745,764

TOTAL ALABAMA		10,531,075

ARIZONA — (0.7%)
Arizona Department of Transportation State Highway Fund Revenue (RB) Series A
¤ 5.000%, 07/01/23 (Pre-refunded @ $100, 7/1/21)	2,000	2,063,520
Arizona State University (RB) Series A
¤ 5.000%, 07/01/42 (Pre-refunded @ $100, 7/1/22)	6,000	6,472,140
City of Phoenix (GO)
4.000%, 07/01/21	5,970	6,119,011
City of Tucson (GO) Series A
5.000%, 07/01/22	1,500	1,618,290
Maricopa County School District No. 3 Tempe Elementary (GO)
3.000%, 07/01/21	1,410	1,435,874

TOTAL ARIZONA		17,708,835

ARKANSAS — (0.8%)
Arkansas State (GO)
Arkansas State (GO)
5.000%, 04/01/21	10,795	11,006,906
5.000%, 06/15/21	8,730	8,987,011

TOTAL ARKANSAS		19,993,917

CALIFORNIA — (4.6%)
Bay Area Toll Authority (RB) Series F-1
¤ 5.000%, 04/01/26 (Pre-refunded @ $100, 4/1/22)	3,995	4,265,062
California State (GO)
5.000%, 10/01/21	2,215	2,310,267
City of Los Angeles (RN)
4.000%, 06/24/21	31,800	32,563,200

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
City of Los Angeles Solid Waste Resources Revenue (RB) Series A
5.000%, 02/01/21	3,375	$3,414,724
Los Angeles Unified School District (GO) Series RYQ
5.000%, 07/01/21	9,745	10,049,921
Los Angeles Unified School District/CA (GO) Series A
5.000%, 07/01/23	9,000	10,101,690
Los County Angeles (RN) Series A
4.000%, 06/30/21	13,860	14,204,975
Riverside County (RN)
4.000%, 06/30/21	8,500	8,710,970
San Mateo Union High School District (GO) Series A
4.000%, 09/01/21	1,965	2,026,721
4.000%, 09/01/22	1,600	1,710,560
Santa County Cruz (RN)
3.000%, 07/09/21	5,835	5,946,157
Southern California Public Power Authority (RB)
5.000%, 07/01/21	690	711,866
5.000%, 07/01/22	820	885,379
University of California (RB) Series G
¤ 5.000%, 05/15/37 (Pre-refunded @ $100, 05/15/22)	10,385	11,139,470
Ventura County (RN)
4.000%, 06/30/21	12,650	12,965,744

TOTAL CALIFORNIA		121,006,706

COLORADO — (3.1%)
Board of Governors of Colorado State University System (RB) (ST HGR ED INTER) Series A
¤ 5.000%, 03/01/38 (Pre-refunded @ $100, 3/1/22)	1,250	1,328,825
Board of Water Commissioners City & County of Denver/The (RB) Series B
5.000%, 09/15/21	1,275	1,328,193
5.000%, 09/15/22	3,420	3,723,696

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
COLORADO — (Continued)
City & County of Denver (GO) Series A
5.000%, 08/01/22	3,845	$4,164,096
City & County of Denver (GO) Series C
5.000%, 08/01/21	1,000	1,035,530
City of Colorado Springs Utilities System Revenue (RB) Series A
5.000%, 11/15/21	2,900	3,042,999
5.000%, 11/15/22	1,200	1,316,052
Colorado State (RN)
4.000%, 06/25/21	35,000	35,855,050
Colorado State Education Loan Program (RN) Series A
3.000%, 06/29/21	20,000	20,364,200
Denver City & County School District No. 1 (GO) (ST AID WITHHLDG)
5.000%, 12/01/20	2,000	2,007,440
Jefferson County School District R-1 (GO) (ST AID WITHHLDG)
5.000%, 12/15/20	3,510	3,529,586
Larimer County School District No. R-1 Poudre (GO) (ST AID WITHHLDG)
5.000%, 12/15/20	2,000	2,011,160
Weld County School District No. RE-4 (GO) (ST AID WITHHLDG)
4.000%, 12/01/22	1,000	1,077,050

TOTAL COLORADO		80,783,877

CONNECTICUT — (2.3%)
City of Danbury (BAN)
2.000%, 07/15/21	8,000	8,095,360
City of Middletown (GO)
5.000%, 04/01/21	1,905	1,942,643
City of Milford (GO)
2.500%, 11/03/20	6,790	6,790,407
Connecticut State Health & Educational Facilities Authority (RB) Series M
¤ 5.375%, 07/01/41 (Pre-refunded @ $100, 7/1/21)	3,000	3,102,720

	Face Amount^	Value†
	(000)
CONNECTICUT — (Continued)
The Metropolitan District (RB) Series A
¤ 5.000%, 04/01/32 (Pre-refunded @ $100, 4/1/22)	5,550	$5,921,906
Town of Bethel (BAN)
2.000%, 07/23/21	10,000	10,127,400
Town of Greenwich (GO) (BAN)
1.500%, 01/14/21	25,000	25,060,500

TOTAL CONNECTICUT		61,040,936

DELAWARE — (0.3%)
Delaware State (GO)
5.000%, 03/01/22	3,000	3,190,830
Delaware State (GO) Series A
5.000%, 01/01/21	2,000	2,015,460
Delaware State (GO) Series B
5.000%, 07/01/21	830	856,303
5.000%, 07/01/22	1,250	1,349,225

TOTAL DELAWARE		7,411,818

DISTRICT OF COLUMBIA — (0.1%)
District of Columbia (RB) Series G
¤ 5.000%, 12/01/30 (Pre-refunded @ $100, 12/1/21)	2,430	2,554,416

FLORIDA — (2.9%)
Florida State (GO) Series A
5.000%, 01/01/21	2,340	2,357,924
5.000%, 06/01/21	7,500	7,705,950
Florida State (GO) Series C
5.000%, 06/01/21	13,000	13,356,980
JEA Water & Sewer System Revenue (RB) Series A
¤ 4.500%, 10/01/37 (Pre-refunded @ $100, 4/1/21)	1,500	1,526,370
Miami-Dade County (GO) Series A
5.000%, 11/01/21	1,735	1,816,979
Miami-Dade County Water & Sewer System Revenue (RB)
5.000%, 10/01/21	3,500	3,651,200

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
FLORIDA — (Continued)
Orange County Water Utility System Revenue (RB)
5.000%, 10/01/21	2,500	$2,608,700
School Board of Miami-Dade County (The) (RN)
1.500%, 02/25/21	20,000	20,078,400
School District of Broward County (RN)
2.000%, 06/30/21	21,120	21,366,682

TOTAL FLORIDA		74,469,185

GEORGIA — (3.1%)
City of Atlanta GA (GO)
5.000%, 12/01/21	1,805	1,897,831
Cobb County (GO)
5.000%, 01/01/21	3,710	3,738,530
5.000%, 01/01/22	500	527,700
Cobb County School District (GO)
2.000%, 12/16/20	20,000	20,039,600
DeKalb County (GO)
5.000%, 12/01/20	4,270	4,285,884
Georgia State (GO) Series A
5.000%, 08/01/21	15,000	15,534,150
5.000%, 08/01/22	5,000	5,415,900
Georgia State (GO) Series E
5.000%, 12/01/20	13,120	13,168,938
Georgia State (GO) Series F
5.000%, 01/01/21	2,330	2,347,964
Georgia State (GO) Series J-2
4.000%, 11/01/20	5,000	5,000,000
Henry County (GO)
5.000%, 05/01/21	800	818,888
5.000%, 05/01/22	600	642,672
Henry County School District (GO) (ST AID WITHHLDG)
5.000%, 08/01/23	5,800	6,554,174

TOTAL GEORGIA		79,972,231

HAWAII — (2.8%)
City & County of Honolulu (GO) Series B
5.000%, 10/01/21	3,685	3,843,492
City & County of Honolulu (GO) Series F
5.000%, 07/01/21	850	876,537
5.000%, 07/01/22	1,250	1,347,700

	Face Amount^	Value†
	(000)
HAWAII — (Continued)
City & Henrico County (GO) Series B
¤ 5.000%, 12/01/30 (Pre-refunded @ $100, 12/1/20)	5,000	$5,018,800
Hawaii State (GO) Series A
5.000%, 04/01/22	2,000	2,132,840
Hawaii State (GO) Series DZ
¤ 5.000%, 12/01/22 (Pre-refunded @ $100, 12/1/21)	2,000	2,101,300
Hawaii State (GO) Series EF
5.000%, 11/01/20	5,555	5,555,000
5.000%, 11/01/21	5,500	5,758,115
Hawaii State (GO) Series EO
5.000%, 08/01/22	6,000	6,492,480
Hawaii State (GO) Series EY
5.000%, 10/01/22	9,055	9,869,044
Hawaii State (GO) Series EZ
5.000%, 10/01/21	7,080	7,384,440
5.000%, 10/01/22	7,040	7,672,896
Hawaii State (GO) Series FE
5.000%, 10/01/21	3,260	3,400,180
Hawaii State (GO) Series FH
5.000%, 10/01/21	3,715	3,874,745
Hawaii State (GO) Series FN
5.000%, 10/01/21	6,070	6,331,010
Maui County (GO)
5.000%, 03/01/22	500	531,325

TOTAL HAWAII		72,189,904

ILLINOIS — (0.4%)
Chicago O’Hare International Airport (RB)
¤ 5.625%, 01/01/35 (Pre-refunded @ $100, 1/1/21)	1,995	2,012,357
Illinois Finance Authority (RB)
¤ 4.000%, 06/01/47 (Pre-refunded @ $100, 6/1/22)	7,575	8,009,653

TOTAL ILLINOIS		10,022,010

IOWA — (0.1%)
City of West Des Moines (GO) Series A 5.000%, 06/01/21	2,945	3,026,223

KANSAS — (1.0%)
City of Olathe Series A
3.000%, 08/01/21	3,250	3,313,960

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
KANSAS — (Continued)
City of Topeka
2.000%, 10/01/21	5,000	$5,074,750
City of Wichita Series 302-NTS
3.500%, 10/15/21	15,000	15,462,150
Johnson County (GO) Series A
3.000%, 09/01/22	1,135	1,191,455

TOTAL KANSAS		25,042,315

KENTUCKY — (0.6%)
Louisville & Jefferson County (RB)
5.000%, 12/01/35 (Pre-refunded @ $100, 12/1/35)	3,115	3,342,707
Louisville Water Co (RB)
5.000%, 11/15/20	8,280	8,293,165
5.000%, 11/15/21	2,825	2,963,990

TOTAL KENTUCKY		14,599,862

LOUISIANA — (0.2%)
Louisiana State (GO) Series C
5.000%, 08/01/21	5,000	5,175,350

MAINE — (0.2%)
Cumberland County (GO)
2.000%, 11/06/20	5,000	5,000,950
Maine State (GO) Series B
5.000%, 06/01/21	1,500	1,541,370

TOTAL MAINE		6,542,320

MARYLAND — (6.3%)
Anne County Arundel (GO)
5.000%, 04/01/21	12,740	12,990,086
5.000%, 10/01/21	2,950	3,078,266
5.000%, 10/01/22	4,115	4,489,095
Baltimore County (GO)
5.000%, 02/01/21	3,520	3,561,078
3.000%, 11/01/21	6,080	6,247,808
Baltimore County (GO) (BAN)
4.000%, 03/22/21	24,075	24,430,347
City of Baltimore (GO) Series A
4.000%, 10/15/21	1,520	1,574,492
Howard County (GO)
5.000%, 02/15/21	2,775	2,812,546
Howard County (GO) Series A
5.000%, 08/15/21	100	103,739

	Face Amount^	Value†
	(000)
MARYLAND — (Continued)
5.000%, 08/15/22	5,385	$5,841,863
Maryland State (GO) Series B
5.000%, 08/01/21	6,500	6,731,465
Maryland State Department of Transportation (RB)
5.000%, 11/01/21	5,020	5,258,249
5.000%, 12/01/21	2,460	2,586,518
5.000%, 12/15/22	11,270	12,404,438
5.000%, 09/01/23	2,630	2,979,080
Montgomery County (RB)
¤ 5.000%, 12/01/40 (Pre-refunded @ $100, 12/1/21)	3,000	3,153,600
Montgomery County (GO) Series A
Montgomery County (GO) Series A
5.000%, 11/01/20	14,500	14,500,000
4.000%, 08/01/21	11,000	11,309,100
4.000%, 08/01/22	11,000	11,721,490
Montgomery County (GO) Series B
5.000%, 06/01/21	2,315	2,378,848
5.000%, 12/01/21	4,000	4,205,720
Prince County George’s (GO) Series A
5.000%, 07/15/21	760	785,392
5.000%, 09/15/21	3,500	3,644,760
5.000%, 07/15/22	10,000	10,808,800
Talbot County (GO)
2.000%, 12/15/21	1,330	1,356,387
Washington Suburban Sanitary Commission (RB) (CNTY GTD)
5.000%, 06/01/21	4,450	4,572,731

TOTAL MARYLAND		163,525,898

MASSACHUSETTS — (7.1%)
City of Attleboro (GO)
5.000%, 10/15/21	1,440	1,504,296
City of Beverly (BAN)
2.000%, 03/26/21	13,000	13,080,470
City of Boston (GO) Series B
5.000%, 04/01/22	1,300	1,387,685
City of Lowell (GO)
5.000%, 09/01/21	1,910	1,984,643
City of Quincy (GO)
2.000%, 01/15/21	10,000	10,035,400
City of Quincy (BAN)
2.000%, 06/11/21	35,000	35,372,050

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
MASSACHUSETTS — (Continued)
City of Somerville (BAN) Series A
2.000%, 06/04/21	31,000	$31,309,690
City of Springfield (GO) (ST AID WITHHLDG)
5.000%, 09/01/21	4,240	4,403,876
Commonwealth of Massachusetts (GO) Series A
5.000%, 05/01/21	10,000	10,236,100
¤ 5.000%, 04/01/24 (Pre-refunded @ $100, 4/1/21)	1,500	1,529,760
¤ 5.000%, 12/01/38 (Pre-refunded @ $100, 12/1/21)	5,000	5,256,000
Commonwealth of Massachusetts (GO) Series C
5.000%, 07/01/21	3,170	3,270,045
5.000%, 10/01/21	8,000	8,347,840
Commonwealth of Massachusetts (GO) (AGM) Series B
5.250%, 09/01/21	2,405	2,504,976
Massachusetts School Building Authority (RB) Series B
¤ 5.000%, 10/15/41 (Pre-refunded @ $100, 10/15/21)	6,000	6,272,040
North Middlesex Regional School District (GO)
2.000%, 02/05/21	10,000	10,042,300
Town of Nantucket (BAN)
1.250%, 11/13/20	7,000	7,001,820
Town of Plymouth (BAN)
2.000%, 06/10/21	7,451	7,529,831
Town of Westport (BAN)
1.250%, 11/03/20	24,000	24,000,000

TOTAL MASSACHUSETTS		185,068,822

MICHIGAN — (2.4%)
Ann Arbor School District (GO) (Q-SBLF) 3.000%, 05/01/21	11,750	11,910,152
Michigan State Hospital Finance Authority (RB)
¤ 5.000%, 12/01/34 (Pre-refunded @ $100, 6/1/22)	26,810	28,769,811

	Face Amount^	Value†
	(000)
MICHIGAN — (Continued)
University of Michigan
0.120%, 12/02/20	23,035	$23,033,959

TOTAL MICHIGAN		63,713,922

MINNESOTA — (3.3%)
Bloomington Independent School District No. 271 (GO) (SD CRED PROG) Series A
5.000%, 02/01/21	1,290	1,304,899
Chaska Independent School District No. 112 (GO) (SD CRED PROG) Series A
5.000%, 02/01/21	590	596,815
City of Maple Grove (GO) Series E
5.000%, 02/01/22	330	349,038
City of Minneapolis (GO)
4.000%, 12/01/20	1,600	1,604,704
5.000%, 12/01/20	3,220	3,231,978
3.000%, 12/01/21	5,600	5,766,264
City of Saint Paul Sewer Revenue (RB) Series D
3.000%, 12/01/21	340	350,057
Elk River Independent School District No. 728 (GO) (SD CRED PROG) Series A
5.000%, 02/01/21	1,000	1,011,550
Elk River Independent School District No. 728 (GO) (SD CRED PROG) Series C
5.000%, 02/01/21	2,000	2,023,100
Hennepin County (GO) Series B
5.000%, 12/01/21	650	683,430
Metropolitan Council (GO) Series A
5.000%, 03/01/21	6,100	6,194,428
Metropolitan Council (GO) Series E
5.000%, 09/01/21	770	800,423
Minnesota State (GO) Series B
2.000%, 08/01/21	6,105	6,186,258
2.000%, 08/01/22	2,500	2,577,425
5.000%, 08/01/24	1,230	1,444,979
Minnesota State (GO) Series D
Minnesota State (GO) Series D
5.000%, 08/01/21	34,730	35,966,735
5.000%, 08/01/22	10,000	10,831,800

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
MINNESOTA — (Continued)
Osseo Independent School District No. 279 (GO) (SD CRED PROG) Series C
5.000%, 02/01/21	4,650	$4,703,335

TOTAL MINNESOTA		85,627,218

MISSOURI — (0.7%)
Columbia School District (GO) (ST AID DIR DEP) Series B
5.000%, 03/01/22	2,250	2,392,515
5.000%, 03/01/23	1,750	1,943,673
Jackson County Reorganized School District No. 7 (GO)
3.000%, 03/01/21	2,375	2,396,613
Missouri State (GO) Series A
5.000%, 12/01/20	4,515	4,531,796
Missouri State Environmental Improvement & Energy Resources Authority (RB)
¤ 5.000%, 07/01/24 (Pre-refunded @ $100, 1/1/21)	1,760	1,773,534
North Kansas City School District No. 74 (GO) (ST AID DIR DEP)
5.000%, 03/01/21	1,000	1,015,650
5.000%, 03/01/22	830	882,572
State County Louis (GO)
5.000%, 02/01/22	2,420	2,563,675

TOTAL MISSOURI		17,500,028

NEBRASKA — (1.0%)
Lancaster County School District 001 (GO)
5.000%, 01/15/21	1,620	1,635,471
Metropolitan Utilities District of Omaha (RB)
5.000%, 12/01/20	4,340	4,356,058
Nebraska Public Power District (RB) Series A
¤ 5.000%, 01/01/24 (Pre-refunded @ $100, 1/1/22)	1,290	1,361,156
Omaha Public Power District (RB) Series B
¤ 5.000%, 02/01/36 (Pre-refunded @ $100, 2/1/21)	14,265	14,433,327

	Face Amount^	Value†
	(000)
NEBRASKA — (Continued)
University of Nebraska (RB)
¤ 5.000%, 07/01/42 (Pre-refunded @ $100, 1/1/22)	3,000	$3,165,480

TOTAL NEBRASKA		24,951,492

NEVADA — (0.2%)
Nevada State (GO)
5.000%, 05/01/21	4,700	4,809,040

NEW HAMPSHIRE — (0.1%)
City of Nashua (GO)
4.000%, 07/15/21	1,720	1,765,322

NEW JERSEY — (8.4%)
Bergen County (GO)
2.000%, 12/11/20	10,000	10,019,200
Bergen County (BAN)
2.000%, 06/10/21	15,000	15,158,160
City of Jersey (GO) Series A
3.000%, 01/13/21	20,000	20,109,600
City of Jersey City (BAN) Series C AND D
2.000%, 06/17/21	18,000	18,195,480
Cumberland County (GO)
2.000%, 11/13/20	4,410	4,412,425
Essex County (GO) Series A&C
5.000%, 03/01/22	3,580	3,806,757
Hudson County (GO)
2.000%, 12/08/20	33,569	33,627,410
Mercer County (BAN) Series A
2.000%, 06/10/21	47,000	47,491,620
Middlesex County (BAN)
2.000%, 06/03/21	13,000	13,133,120
Monmouth County (GO)
5.000%, 07/15/21	3,770	3,895,956
5.000%, 07/15/22	3,415	3,691,205
New Jersey Transportation Trust Fund Authority (RB) Series B
¤ 5.250%, 06/15/24 (Pre-refunded @ $100, 6/15/21)	1,695	1,748,054
Ocean County (GO) Series A
5.000%, 08/01/21	2,410	2,494,350
Township of Berkeley Heights (BAN) Series A
2.000%, 07/09/21	12,000	12,138,000

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
NEW JERSEY — (Continued)
Township of Edison (GO) (BAN)
2.500%, 01/13/21	20,000	$20,089,800
Township of Montclair (GO) Series A
2.000%, 10/15/21	2,200	2,236,718
Township of Parsippany-Troy Hills (GO)
2.000%, 11/13/20	8,000	8,004,160

TOTAL NEW JERSEY		220,252,015

NEW MEXICO — (1.2%)
City of Albuquerque (GO) Series D
5.000%, 07/01/21	15,255	15,733,244
New Mexico State (GO)
5.000%, 03/01/21	9,000	9,140,580
New Mexico State (GO) Series B
5.000%, 03/01/22	5,000	5,316,000

TOTAL NEW MEXICO		30,189,824

NEW YORK — (5.4%)
Amityville Union Free School District (BAN) (ST AID WITHHLDG)
4.000%, 06/18/21	8,000	8,180,400
Bethlehem Central School District (BAN) (ST AID WITHHLDG) Series A
1.500%, 06/29/21	7,500	7,555,200
City of New York (GO) Series B
5.000%, 08/01/22	2,220	2,395,313
City of New York (GO) Series E
City of New York (GO) Series E
5.000%, 08/01/21	15,400	15,932,994
5.000%, 08/01/22	3,000	3,236,910
City of New York (GO) Series F
5.000%, 08/01/21	1,000	1,034,610
City of New York (GO) Series G
5.000%, 08/01/21	5,915	6,119,718
Corning City School District (BAN) Series A
1.500%, 06/16/21	8,000	8,056,640

	Face Amount^	Value†
	(000)
NEW YORK — (Continued)
Corning City School District (BAN) Series B
1.500%, 06/29/21	5,000	$5,037,450
Hilton Central School District (GO) (ST AID WITHHLDG)
2.000%, 06/15/21	685	692,336
Island Trees Union Free School District (BAN) (ST AID WITHHLDG)
2.500%, 05/28/21	8,250	8,353,703
Lancaster Central School District (GO) (ST AID WITHHLDG) Series A
5.000%, 06/01/21	1,135	1,166,371
5.000%, 06/01/22	1,535	1,650,493
Metropolitan Transportation Authority (RB) (ETM) Series A
5.000%, 11/15/21	85	89,209
Metropolitan Transportation Authority (RB) Series D
¤ 5.250%, 11/15/40 (Pre-refunded @ $100, 11/15/20)	4,235	4,242,242
Monroe County Industrial Development Corp. (RB) Series B
¤ 5.000%, 07/01/41 (Pre-refunded @ $100, 7/1/21)	7,000	7,223,790
New York State Dormitory Authority (RB) Series A
New York State Dormitory Authority (RB) Series A
5.000%, 03/15/21	3,795	3,860,426
5.000%, 12/15/21	3,545	3,731,006
¤ 5.000%, 05/01/22 (Pre-refunded @ $100, 5/1/21)	2,400	2,457,024
New York State Dormitory Authority (RB) Series A-GROUP 1
5.000%, 03/15/21	17,900	18,208,596
5.000%, 03/15/22	10,000	10,637,700
New York State Dormitory Authority (RB) Series B
5.000%, 03/15/21	3,150	3,204,306
New York State Dormitory Authority (RB) Series B-GRP A
5.000%, 02/15/22	4,000	4,239,520

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
NEW YORK — (Continued)
New York State Dormitory Authority (RB) Series D
5.000%, 02/15/21	4,000	$4,053,320
New York State Dormitory Authority (RB) Series E
5.000%, 03/15/21	3,945	4,013,012
New York State Urban Development Corp. (RB) Series A
5.000%, 03/15/21	3,585	3,646,806
Town of Hempstead (GO) Series A
5.000%, 06/15/21	250	257,280
Triborough Bridge & Tunnel Authority (RB) Series B
5.000%, 11/15/20	2,430	2,433,815
West Islip Union Free School District (GO) (ST AID WITHHLDG)
5.000%, 06/15/21	355	365,359

TOTAL NEW YORK		142,075,549

NORTH CAROLINA — (2.1%)
City of Charlotte (GO)
5.000%, 12/01/20	1,605	1,610,955
City of Fayetteville Public Works Commission Revenue (RB)
5.000%, 03/01/22	1,705	1,812,995
City of Greensboro (GO) Series D
5.000%, 10/01/21	1,555	1,622,611
City of Raleigh Combined Enterprise System Revenue (RB) Series B
5.000%, 12/01/20	4,810	4,827,893
Guilford County (GO) Series A
5.000%, 02/01/21	2,430	2,458,358
Mecklenburg County (GO)
5.000%, 02/01/21	950	961,086
5.000%, 03/01/21	9,555	9,704,536
North Carolina Eastern Municipal Power Agency (RB) Series A
¤ 5.000%, 01/01/23 (Pre-refunded @ $100, 1/1/21)	5,110	5,149,705

	Face Amount^	Value†
	(000)
NORTH CAROLINA — (Continued)
North Carolina Medical Care Commission (RB) Series A
¤ 5.000%, 06/01/42 (Pre-refunded @ $100, 6/1/22)	6,515	$7,001,996
North Carolina State (GO) Series A
5.000%, 06/01/21	12,440	12,783,842
North Carolina State (GO) Series B
5.000%, 06/01/22	2,880	3,096,691
North Carolina State (GO) Series D
4.000%, 06/01/21	2,925	2,988,970
Wake County (GO) Series C
5.000%, 03/01/22	1,825	1,940,595

TOTAL NORTH CAROLINA		55,960,233

OHIO — (3.3%)
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds (RB)
¤ 6.250%, 06/01/37 (Pre-refunded @ $100, 6/1/22)	18,350	20,054,898
City of Columbus (GO) Series 1
5.000%, 07/01/21	4,500	4,642,020
City of Columbus (GO) Series A
4.000%, 02/15/21	1,690	1,708,083
City of Columbus (GO) Series A
5.000%, 04/01/21	9,045	9,222,554
3.000%, 07/01/21	12,830	13,065,430
5.000%, 07/01/21	1,010	1,041,876
Hamilton County (RB)
¤ 6.125%, 01/01/31 (Pre-refunded @ $100, 1/1/21)	2,465	2,488,541
Ohio State (GO) Series A
5.000%, 09/15/21	9,035	9,408,688
Ohio State (GO) Series B
5.000%, 06/15/21	9,500	9,779,680
5.000%, 08/01/21	1,000	1,035,530
Ohio State (GO) Series T
5.000%, 04/01/21	2,040	2,080,045
Ohio State (GO) Series W
4.000%, 05/01/21	1,050	1,069,709
4.000%, 05/01/22	1,440	1,521,619

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
OHIO — (Continued)
Ohio State Water Development Authority (RB) Series A
5.000%, 06/01/21	1,825	$1,875,443
Ohio University (RB)
¤ 5.000%, 12/01/39 (Pre-refunded @ $100, 12/1/22)	5,160	5,665,370
Ohio Water Development Authority (RB) Series A
5.000%, 06/01/22	700	752,437

TOTAL OHIO		85,411,923

OKLAHOMA — (1.0%)
City of Tulsa (GO)
5.000%, 03/01/22	17,000	18,076,780
City of Tulsa (GO) Series A
5.000%, 12/01/21	7,650	8,043,440

TOTAL OKLAHOMA		26,120,220

OREGON — (0.8%)
City of Portland Sewer System Revenue (RB)
5.000%, 06/15/22	1,000	1,076,930
Clackamas County (GO)
3.000%, 06/01/21	1,240	1,259,889
3.000%, 06/01/22	815	850,534
Columbia Multnomah & Washington Counties School District No. 1J (GO) (SCH BD GTY)
5.000%, 06/15/23	1,155	1,296,303
Metro (GO) Series A
5.000%, 06/01/21	2,110	2,168,194
Multnomah County (GO)
5.000%, 06/01/21	1,850	1,901,023
Multnomah County School District No. 3 Parkrose (GO) (SCH BD GTY)
¤ 5.000%, 06/30/29 (Pre-refunded @ $100, 6/30/21)	730	752,944
Oregon State (GO)
5.000%, 06/01/22	2,000	2,150,160
¤ 5.000%, 08/01/36 (Pre-refunded @ $100, 8/2/21)	1,190	1,232,626
Oregon State (GO) Series D
4.000%, 05/01/21	6,085	6,198,607
Oregon State (GO) Series M
5.000%, 11/01/20	2,000	2,000,000

	Face Amount^	Value†
	(000)
OREGON — (Continued)
Oregon State (GO) Series N
5.000%, 05/01/21	1,000	$1,023,610
Tri-County Metropolitan Transportation District of Oregon (RB)
¤ 5.000%, 09/01/23 (Pre-refunded @ $100, 9/1/22)	250	271,640

TOTAL OREGON		22,182,460

PENNSYLVANIA — (0.6%)
Commonwealth Financing Authority (RB) Series B
¤ 5.000%, 06/01/42 (Pre-refunded @ $100, 6/1/22)	7,000	7,523,250
Commonwealth of Pennsylvania (GO) Series REF
5.000%, 07/01/22	2,000	2,154,580
General Authority of Southcentral Pennsylvania (RB)
¤ 5.500%, 11/01/31 (Pre-refunded @ $100, 5/1/21)	1,500	1,538,730
Pennsylvania Higher Educational Facilities Authority (RB)
¤ 6.250%, 10/01/43 (Pre-refunded @ $100, 10/1/21)	3,000	3,162,570
Pennsylvania State University/The (RB) Series E
5.000%, 03/01/21	585	593,997
5.000%, 03/01/22	725	770,117

TOTAL PENNSYLVANIA		15,743,244

RHODE ISLAND — (0.0%)
Rhode Island Health and Educational Building Corp. (RB)
¤ 8.375%, 01/01/46 (Pre-refunded @ $100, 1/1/21)	1,450	1,468,908

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
SOUTH CAROLINA — (4.0%)
Beaufort County (GO) (ST AID WITHHLDG)
5.000%, 03/01/21	3,600	$3,656,340
5.000%, 03/01/22	1,095	1,164,358
5.000%, 03/01/23	1,130	1,254,221
Beaufort County School District (GO) (SCSDE) Series A
5.000%, 03/01/21	3,245	3,295,784
Berkeley County School District (GO) (ST AID WITHHLDG) Series A
5.000%, 06/01/21	3,000	3,082,740
Charleston County (GO) (ST AID WITHHLDG)
5.000%, 11/01/20	3,175	3,175,000
Charleston County (GO) Series B
5.000%, 11/01/20	12,000	12,000,000
Charleston County School District (BAN) (SCSDE)
5.000%, 05/12/21	25,000	25,626,000
City of Charleston Waterworks & Sewer System Revenue (RB)
5.000%, 01/01/22	1,175	1,240,095
¤ 5.000%, 01/01/41 (Pre-refunded @ $100, 1/1/21)	3,000	3,023,310
Dorchester County School District No. 2 (GO) (SCSDE) Series A
5.000%, 03/01/21	1,885	1,914,632
Greenville County School District (GO) (SCSDE) Series C
3.000%, 06/01/21	10,000	10,162,400
Lexington & Richland School District No. 5 (GO) (SCSDE) Series B
5.000%, 03/01/21	1,660	1,686,095
Richland County (GO) (BAN) (ST AID WITHHLDG)
3.000%, 02/25/21	10,000	10,086,200
Richland County School District No. 2 (GO) (SCSDE)
5.000%, 03/01/21	11,270	11,446,376
Richland County School District No. 2 (GO) (SCSDE) Series A
5.000%, 02/01/21	7,000	7,081,690

	Face Amount^	Value†
	(000)
SOUTH CAROLINA — (Continued)
Spartanburg County School District No. 6 (GO) (SCSDE)
5.000%, 04/01/21	3,905	$3,981,655

TOTAL SOUTH CAROLINA		103,876,896

TENNESSEE — (1.2%)
City of Chattanooga (GO) Series B
5.000%, 03/01/21	1,470	1,493,006
City of Memphis (GO) Series A
5.000%, 04/01/21	4,550	4,639,316
Hamilton County (GO) Series A
5.000%, 05/01/21	3,895	3,986,182
5.000%, 01/01/22	1,170	1,234,245
Knox County (GO) Series B
5.000%, 06/01/21	515	529,142
5.000%, 06/01/22	550	591,113
Metropolitan Government of Nashville & Davidson County (GO)
5.000%, 07/01/21	9,055	9,339,508
Metropolitan Government of Nashville & Davidson County (GO) Series C
5.000%, 07/01/21	750	773,565
Shelby County (GO) Series A
5.000%, 03/01/21	2,550	2,589,907
Sumner County (GO)
5.000%, 12/01/20	2,950	2,960,974
5.000%, 12/01/21	3,070	3,227,890

TOTAL TENNESSEE		31,364,848

TEXAS — (14.4%)
Aldine Independent School District (GO) (PSF-GTD)
5.000%, 02/15/21	1,350	1,368,225
Alief Independent School District (GO) (PSF-GTD)
5.000%, 02/15/21	1,160	1,175,660
5.000%, 02/15/22	1,730	1,835,686
Alvin Independent School District (GO) (PSF-GTD)
5.000%, 02/15/21	750	759,975
5.000%, 02/15/22	615	651,992
5.000%, 02/15/23	210	232,138
Arlington County (GO) Series A
5.000%, 08/15/22	2,090	2,267,316

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
TEXAS — (Continued)
Bexar County (GO)
5.000%, 06/15/21	7,500	$7,720,800
Bexar County (GO) Series A
5.000%, 06/15/21	460	473,542
5.000%, 06/15/22	330	355,387
Brazosport Independent School District (GO) (PSF-GTD)
5.000%, 02/15/21	7,480	7,580,980
City of Allen (GO)
5.000%, 08/15/21	1,840	1,908,798
City of Amarillo (GO)
2.000%, 02/15/21	3,820	3,837,610
2.000%, 02/15/22	6,220	6,349,687
City of Austin (GO)
5.000%, 09/01/21	2,250	2,338,515
City of Cedar Park (GO)
4.000%, 02/15/21	1,080	1,091,394
City of Dallas (GO)
5.000%, 02/15/21	5,045	5,111,190
5.000%, 02/15/22	1,250	1,324,187
City of Dallas Waterworks & Sewer System Revenue (RB) Series C
5.000%, 10/01/21	1,155	1,205,439
City of Denton (GO)
2.000%, 02/15/21	4,000	4,020,160
2.000%, 02/15/22	6,180	6,320,904
4.000%, 02/15/22	1,900	1,991,979
City of Fort Worth (GO)
3.000%, 03/01/21	16,000	16,143,040
3.000%, 03/01/22	4,520	4,683,443
4.000%, 03/01/22	1,380	1,448,172
City of Fort Worth Water & Sewer System Revenue (RB) Series A
5.000%, 02/15/21	2,530	2,564,231
City of Frisco (GO) Series A
5.000%, 02/15/21	4,825	4,889,703
City of Houston
0.160%, 12/01/20	4,200	4,199,890
0.160%, 12/02/20	2,100	2,099,962
City of Houston (RN)
5.000%, 06/30/21	31,000	31,971,850
City of Houston (GO) Series A
5.000%, 03/01/21	4,625	4,696,595
5.000%, 03/01/22	10,000	10,626,500
City of McKinney (GO) Series A
5.000%, 08/15/21	1,310	1,358,981
5.000%, 08/15/22	1,300	1,410,292

	Face Amount^	Value†
	(000)
TEXAS — (Continued)
City of San Antonio (GO)
4.000%, 02/01/21	7,510	$7,578,716
City of San Antonio (GO)
5.000%, 02/01/21	5,675	5,740,830
5.000%, 08/01/21	6,000	6,211,800
5.000%, 02/01/22	1,500	1,588,080
Collin County (GO)
5.000%, 02/15/21	3,500	3,547,355
Conroe Independent School District (GO) (PSF-GTD) Series A
4.000%, 02/15/21	1,940	1,960,642
4.000%, 02/15/22	2,500	2,620,375
Corpus Christi Independent School District (GO) (PSF-GTD)
3.000%, 08/15/21	660	674,296
Dallas Independent School District (GO) (PSF-GTD)
5.000%, 02/15/21	4,665	4,727,977
5.000%, 02/15/24	5,690	6,568,820
Denton Independent School District (GO) (PSF-GTD)
3.000%, 08/15/21	6,700	6,845,122
3.000%, 08/15/22	2,000	2,098,160
Fort Bend Independent School District (GO) (PSF-GTD) Series A
4.000%, 08/15/21	320	329,437
4.000%, 08/15/22	440	469,423
Fort Worth Independent School District (GO) (PSF-GTD)
5.000%, 02/15/21	1,000	1,013,500
5.000%, 02/15/22	750	795,817
Goose Creek Consolidated Independent School District (GO) (PSF-GTD)
5.000%, 02/15/21	905	917,217
5.000%, 02/15/22	750	795,818
5.000%, 02/15/23	410	453,915
Grapevine-Colleyville Independent School District (GO) (PSF-GTD) Series B
4.000%, 08/01/21	2,030	2,086,881
Highland Park Independent School District/Dallas County (GO) (PSF-GTD)
5.250%, 02/15/21	2,000	2,028,420

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
TEXAS — (Continued)
Houston Higher Education Finance Corp. (RB) Series A
¤ 6.875%, 05/15/41 (Pre-refunded @ $100, 5/15/21)	6,000	$6,211,080
Houston Independent School District (GO) (PSF-GTD)
5.000%, 02/15/22	4,000	4,244,360
Katy Independent School District (GO) (PSF-GTD)
5.000%, 02/15/21	1,500	1,520,250
5.000%, 02/15/22	2,485	2,636,809
Katy Independent School District (GO) (PSF-GTD) Series D
5.000%, 02/15/21	1,640	1,662,140
Magnolia Independent School District (GO) (PSF-GTD)
5.000%, 08/15/21	1,560	1,618,204
McKinney Independent School District (GO)
5.000%, 02/15/21	2,700	2,736,612
North Texas Municipal Water District Water System Revenue (RB)
5.000%, 09/01/21	780	811,083
5.000%, 09/01/22	600	651,936
North Texas Tollway Authority (RB) Series D
¤ 5.250%, 09/01/27 (Pre-refunded @ $100, 9/1/21)	3,000	3,123,690
¤ 5.000%, 09/01/30 (Pre-refunded @ $100, 9/1/21)	3,515	3,652,683
Port Authority of Houston of Harris County Texas (GO) Series A-1
5.000%, 10/01/22	500	544,750
Port Authority of Houston of Harris County Texas (GO) Series A-2
5.000%, 10/01/21	740	771,687
Round Rock Independent School District (GO) Series B
2.000%, 08/01/21	2,000	2,026,460
3.000%, 08/01/22	1,690	1,771,441

	Face Amount^	Value†
	(000)
TEXAS — (Continued)
San Antonio Water System (RB)
¤ 5.000%, 05/15/25 (Pre-refunded @ $100, 5/15/22)	2,245	$2,404,866
Texas State (GO)
Texas State (GO)
5.000%, 04/01/21	13,395	13,657,408
5.000%, 10/01/21	8,175	8,529,713
5.000%, 10/01/23	1,425	1,619,669
¤ 5.000%, 04/01/31 (Pre-refunded @ $100, 4/1/22) 7,500		8,002,575
¤ 5.000%, 04/01/32 (Pre-refunded @ $100, 4/1/22)	5,160	5,505,772
Texas State (GO) Series A
5.000%, 10/01/21	4,780	4,987,404
Texas State (RN)
4.000%, 08/26/21	75,000	77,299,500
Texas Transportation Commission State Highway Fund (RB)
5.000%, 10/01/21	7,000	7,304,360
Texas Transportation Commission State Highway Fund (RB) Series A
5.000%, 10/01/21	4,050	4,226,094
5.000%, 04/01/22	2,630	2,806,631

TOTAL TEXAS		375,394,001

UTAH — (0.9%)
Alpine School District (GO) (SCH BD GTY)
5.000%, 03/15/21	940	956,281
Jordan School District (GO) (SCH BD GTY)
5.000%, 06/15/22	4,400	4,734,752
Nebo School District (GO) (SCH BD GTY)
4.000%, 07/01/21	1,170	1,198,805
Ogden City School District (GO) (SCH BD GTY)
5.000%, 06/15/21	3,060	3,149,107
Utah State (GO)
5.000%, 07/01/21	2,820	2,908,999
5.000%, 07/01/22	9,690	10,455,898
Utah State (GO) Series B
5.000%, 07/01/21	980	1,010,929

TOTAL UTAH		24,414,771

    DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
VIRGINIA — (3.3%)
Arlington County (GO) (ST AID WITHHLDG)
4.000%, 08/15/21	2,125	$2,188,686
Chesterfield County (GO) (ST AID WITHHLDG)
5.000%, 01/01/21	1,950	1,964,996
5.000%, 01/01/22	2,375	2,506,575
City of Hampton (GO) (ST AID WITHHLDG) Series B
5.000%, 09/01/21	2,700	2,806,677
City of Norfolk Water Revenue (RB)
¤ 5.000%, 11/01/24 (Pre-refunded @ $100, 5/1/22)	5,825	6,238,400
City of Richmond (GO) (ST AID WITHHLDG) Series A
5.000%, 07/15/21	6,930	7,161,531
Commonwealth of Virginia (GO) Series A
5.000%, 06/01/21	1,050	1,078,959
Commonwealth of Virginia (GO) Series B
5.000%, 06/01/21	6,985	7,177,646
Commonwealth of Virginia (GO) (ST AID WITHHLDG) Series B
5.000%, 06/01/21	13,645	14,021,329
Fairfax County (GO) (ST AID WITHHLDG) Series A
4.000%, 10/01/22	11,730	12,568,109
Hanover County (GO) (ST AID WITHHLDG)
5.000%, 01/15/21	1,245	1,256,890
Henrico County (GO) (ST AID WITHHLDG)
5.000%, 08/01/21	2,980	3,085,879
Loudoun County (GO) Series A
5.000%, 12/01/20	705	707,616
University of Virginia (RB) (ETM) Series B
5.000%, 08/01/21	13,090	13,552,077
University of Virginia (RB) Series B
5.000%, 08/01/21	5,410	5,603,083

	Face Amount^	Value†
	(000)
VIRGINIA — (Continued)
Virginia Commonwealth Transportation Board (RB)
¤ 5.000%, 05/15/33 (Pre-refunded @ $100, 5/15/21)	4,000	$4,102,960

TOTAL VIRGINIA		86,021,413

WASHINGTON — (6.4%)
City of Seattle (GO) Series A
5.000%, 04/01/21	9,000	9,176,310
5.000%, 08/01/21	7,345	7,605,454
5.000%, 08/01/22	2,700	2,922,588
City of Seattle Drainage & Wastewater Revenue (RB)
5.000%, 04/01/21	3,000	3,058,890
City of Seattle Municipal Light & Power Revenue (RB) Series A
5.000%, 01/01/21	4,275	4,307,875
5.000%, 07/01/21	2,410	2,486,060
5.000%, 07/01/22	2,055	2,217,057
City of Seattle Municipal Light & Power Revenue (RB) Series B
5.000%, 02/01/21	21,795	22,049,348
City of Seattle Municipal Light & Power Revenue (RB) Series C
5.000%, 09/01/21	3,750	3,898,162
5.000%, 10/01/21	11,130	11,613,932
City of Seattle WA Municipal Light & Power Revenue (RB) Series B
5.000%, 04/01/21	4,360	4,445,587
Clark County Public Utility District No. 1 (RB)
5.000%, 01/01/21	590	594,519
5.000%, 01/01/22	780	822,736
Clark County School District No. 114 Evergreen (GO) (SCH BD GTY)
5.000%, 12/01/21	395	414,529
King & Snohomich Countries School District No. 417 (GO) (SCH BD GTY)
5.000%, 12/01/20	2,000	2,007,460
5.000%, 12/01/21	4,700	4,942,238
King County (GO)
5.000%, 12/01/20	3,000	3,011,160
5.000%, 12/01/21	3,000	3,154,290
King County (GO) Series A
5.000%, 12/01/21	1,235	1,298,516

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
WASHINGTON — (Continued)
King County (GO) Series C
5.000%, 01/01/21	4,450	$4,484,220
5.000%, 01/01/22	4,700	4,959,816
King County (GO) Series D
5.000%, 12/01/20	2,630	2,639,784
King County School District No. 405 Bellevue (GO) (SCH BD GTY)
5.000%, 12/01/20	2,150	2,158,019
King County School District No. 414 Lake Washington (GO)
4.000%, 12/01/20	1,405	1,409,131
4.000%, 12/01/21	1,420	1,477,439
4.000%, 12/01/22	1,685	1,815,857
King County Sewer Revenue (RB) Series A
5.000%, 01/01/22	2,090	2,205,535
North Thurston Public Schools (GO) (SCH BD GTY)
4.000%, 12/01/21	1,095	1,139,534
Pierce County (GO) Series A
5.000%, 07/01/21	1,530	1,577,353
Pierce County School District No. 403 Bethel (GO) (SCH BD GTY)
4.000%, 12/01/20	425	426,250
4.000%, 12/01/21	850	884,569
4.000%, 12/01/22	800	861,464
Snohomish County Public Utility District No. 1 (RB) Series A
5.000%, 12/01/21	500	525,490
Snohomish County School District No. 201 Snohomish (GO) (SCH BD GTY)
5.000%, 12/01/21	4,000	4,204,360
Spokane County School District No. 81 Spokane (GO) (SCH BD GTY)
5.000%, 12/01/20	7,505	7,532,919
Washington State (GO) Series 2013A
5.000%, 08/01/21	4,245	4,395,825
Washington State (GO) Series A
¤ 5.000%, 08/01/34 (Pre-refunded @ $100, 8/1/21)	10,000	10,356,900

	Face Amount^	Value†
	(000)
WASHINGTON — (Continued)
Washington State (GO) Series A-1
5.000%, 08/01/21	1,500	$1,553,295
Washington State (GO) Series C
5.000%, 02/01/21	14,700	14,871,549
Washington State (GO) Series R-2017A
5.000%, 08/01/22	2,500	2,706,100
Washington State (GO) Series -R-2020D
5.000%, 07/01/21	4,000	4,126,240

TOTAL WASHINGTON		166,338,360

WEST VIRGINIA — (0.4%)
West Virginia State (GO) Series A
5.000%, 06/01/21	9,620	9,885,320

WISCONSIN — (1.9%)
City of Madison (GO) Series A
4.000%, 10/01/21	10,870	11,243,819
DeForest Area School District (GO)
5.000%, 04/01/22	1,000	1,066,280
Wisconsin State (GO) Series 2
5.000%, 11/01/21	6,160	6,451,676
5.000%, 11/01/22	4,250	4,652,263
Wisconsin State (GO) Series A
5.000%, 05/01/21	7,540	7,717,642
Wisconsin State (GO) Series A
5.000%, 05/01/22	8,545	9,151,439
Wisconsin State (GO) Series B
5.000%, 05/01/21	9,655	9,882,472

TOTAL WISCONSIN		50,165,591

TOTAL MUNICIPAL BONDS
Cost ($ 2,599,185,282)		2,605,898,298

TOTAL INVESTMENTS — (100.0%)
(Cost $ 2,599,185,282)		$2,605,898,298

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$2,605,898,298	—	$2,605,898,298

TOTAL	—	$2,605,898,298	—	$2,605,898,298

See accompanying Notes to Financial Statements.

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount^	Value†
	(000)
MUNICIPAL BONDS — (100.0%)
ALABAMA — (0.2%)
Alabama State (GO) Series A
5.000%, 08/01/21	250	$258,882
AlabamaState (GO) Series C
5.000%, 08/01/24	3,000	3,518,220

TOTAL ALABAMA		3,777,102

ALASKA — (0.4%)
City of Anchorage (GO) Series B
5.000%, 09/01/21	3,845	3,996,570
5.000%, 09/01/23	200	226,486
City of Anchorage (GO) Series C
5.000%, 09/01/24	2,765	3,251,806

TOTAL ALASKA		7,474,862

ARIZONA — (0.2%)
City of Tucson (GO) Series 2012-C
3.000%, 07/01/22	1,455	1,521,537
City of Tucson (GO) Series A
5.000%, 07/01/24	700	819,973
Maricopa County High School District No. 210-Phoenix (GO)
3.000%, 07/01/23	1,810	1,937,297

TOTAL ARIZONA		4,278,807

ARKANSAS — (0.6%)
Arkansas State (GO)
5.000%, 04/01/21	1,000	1,019,630
5.000%, 06/15/21	3,750	3,860,400
5.000%, 04/01/22	2,800	2,988,048
4.250%, 06/01/23	3,325	3,660,925

TOTAL ARKANSAS		11,529,003

CALIFORNIA — (2.1%)
California State (GO)
5.000%, 11/01/24	1,175	1,391,141
California State (GO)
5.000%, 08/01/25	4,915	5,976,247
5.000%, 11/01/25	1,985	2,434,344
California State (GO)
5.000%, 08/01/26	8,200	10,258,446
3.500%, 08/01/27	800	948,384
5.000%, 11/01/27	5,580	7,210,755
5.000%, 04/01/29	2,000	2,649,100

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
California State (GO) Series B
5.000%, 09/01/21	250	$259,770
5.000%, 09/01/25	9,000	10,974,690
Southern California Public Power Authority (RB)
5.000%, 07/01/23	430	483,127

TOTAL CALIFORNIA		42,586,004

COLORADO — (0.9%)
Adams & Arapahoe Joint School District 28J (GO) (ST AID WITHHLDG)
5.000%, 12/01/21	425	446,858
Boulder Valley School District No. Re-2 Boulder (GO) (ST AID WITHHLDG) Series B
4.000%, 12/01/24	2,185	2,510,237
City & County of Denver (GO) Series C
5.000%, 08/01/23	1,830	2,067,955
City of Colorado Springs CO Utilities System Revenue (RB) Series A-1
5.000%, 11/15/23	1,500	1,714,380
City of Colorado Springs Utilities System Revenue (RB) Series A
5.000%, 11/15/23	1,830	2,091,543
Denver City & County School District No. 1 (GO) (NATL ST AID WITHHLDG) Series A
5.250%, 12/01/21	2,490	2,624,759
Denver City & County School District No. 1 (GO) (ST AID WITHHLDG) Series C
3.000%, 12/01/23	1,540	1,664,971
Platte River Power Authority (RB) Series JJ
5.000%, 06/01/23	4,425	4,965,691

TOTAL COLORADO		18,086,394

CONNECTICUT — (0.2%)
City of Middletown (GO)
4.000%, 04/01/22	1,350	1,422,252

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CONNECTICUT — (Continued)
City of Waterbury (GO) Series B
4.000%, 09/01/23	1,500	$1,648,830

TOTAL CONNECTICUT		3,071,082

DELAWARE — (0.8%)
Delaware State (GO)
5.000%, 02/01/24	2,000	2,306,720
5.000%, 02/01/29	5,000	6,676,050
Delaware State (GO) Series A
5.000%, 08/01/23	2,225	2,514,317
5.000%, 10/01/23	1,290	1,467,839
Delaware State (GO) Series B
5.000%, 07/01/24	470	551,117
New Castle County (GO)
5.000%, 10/01/23	1,000	1,138,180
New Castle County (GO) Series B
5.000%, 07/15/22	700	756,742

TOTAL DELAWARE		15,410,965

DISTRICT OF COLUMBIA — (1.9%)
District of Columbia (GO) Series A
5.000%, 06/01/23	2,000	2,242,740
5.000%, 06/01/25	1,500	1,814,850
District of Columbia (GO) Series B
5.000%, 06/01/23	13,505	15,144,102
5.000%, 06/01/25	4,500	5,444,550
Washington Metropolitan Area Transit Authority (RB) Series B
5.000%, 07/01/26	3,500	4,336,150
5.000%, 07/01/27	8,100	10,289,187

TOTAL DISTRICT OF COLUMBIA		39,271,579

FLORIDA — (2.4%)
Board of Governors State University System of Florida (RB) Series A
3.000%, 07/01/24	2,580	2,740,089
Florida Department of Environmental Protection (RB) Series A
5.000%, 07/01/25	1,000	1,205,720
Florida State (GO)
5.000%, 07/01/24	5,000	5,856,950

	Face Amount^	Value†
	(000)
FLORIDA — (Continued)
Florida State (GO) Series A
5.000%, 06/01/23	1,300	$1,457,781
5.000%, 06/01/24	1,400	1,634,626
5.000%, 06/01/25	6,500	7,861,035
Florida State (GO) Series B
5.000%, 06/01/23	350	392,479
Florida State (GO) Series C
5.000%, 06/01/23	7,000	7,849,590
5.000%, 06/01/27	2,000	2,564,860
Florida State (GO) Series D
5.000%, 06/01/22	1,000	1,074,750
Florida State (GO) (ST GTD) Series A
5.000%, 06/01/27	6,565	8,419,153
Orlando Utilities Commission (RB) Series C
5.250%, 10/01/22	1,745	1,910,531
Peace River Manasota Regional Water Supply Authority (RB)
5.000%, 10/01/25	2,030	2,475,869
Tampa Bay Water (RB) Series A
5.000%, 10/01/25	2,850	3,488,400

TOTAL FLORIDA		48,931,833

GEORGIA — (3.7%)
Cobb County Water & Sewerage Revenue (RB)
5.000%, 07/01/23	5,935	6,683,463
DeKalb County Water & Sewerage Revenue (RB) Series B
5.250%, 10/01/24	2,830	3,360,172
Georgia State (GO) Series A
5.000%, 07/01/26	1,340	1,681,298
5.000%, 07/01/27	6,090	7,845,382
Georgia State (GO) Series C-1
5.000%, 07/01/23	10,915	12,294,656
5.000%, 07/01/26	9,200	11,543,240
Georgia State (GO) Series E
5.000%, 12/01/25	3,960	4,890,481
5.000%, 12/01/26	3,000	3,805,950
Georgia State (GO) Series F
5.000%, 07/01/26	5,335	6,693,825
5.000%, 01/01/27	2,000	2,543,220
Georgia State Road & Tollway Authority (RB) (MUN GOVT GTD)
5.000%, 10/01/23	6,000	6,827,160

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
GEORGIA — (Continued)
Gwinnett County School
District (GO)
5.000%, 08/01/22	1,890	$2,046,511
Henry County (GO)
5.000%, 05/01/24	1,200	1,396,992
Private Colleges & Universities Authority (RB) Series B
5.000%, 09/01/25	2,420	2,960,071

TOTAL GEORGIA		74,572,421

HAWAII — (2.3%)
City & County of Honolulu (GO) Series B
5.000%, 10/01/23	200	227,322
5.000%, 10/01/24	6,870	8,119,859
5.000%, 10/01/25	4,925	6,033,568
City & County of Honolulu (GO) Series D
5.000%, 07/01/24	675	790,148
Hawaii State (GO) Series EA
5.000%, 12/01/21	850	893,231
Hawaii State (GO) Series EF
5.000%, 11/01/22	2,240	2,450,134
Hawaii State (GO) Series ET
3.000%, 10/01/23	3,710	3,995,114
Hawaii State (GO) Series FE
5.000%, 10/01/24	1,500	1,769,685
Hawaii State (GO) Series FH
5.000%, 10/01/25	1,640	1,995,749
Hawaii State (GO) Series FT
5.000%, 01/01/27	10,000	12,543,600
Hawaii State (GO) Series FW
5.000%, 01/01/26	5,000	6,115,150
Maui County (GO)
5.000%, 03/01/24	880	1,016,761

TOTAL HAWAII		45,950,321

IOWA — (0.1%)
Waukee Community School District (GO) Series B
5.000%, 06/01/24	2,150	2,501,181

KANSAS — (0.7%)
City of Lenexa (GO) Series A
5.000%, 09/01/21	525	545,743
Johnson County (GO) Series B
3.000%, 09/01/22	2,260	2,372,412

	Face Amount^	Value†
	(000)
KANSAS — (Continued)
Johnson County Unified School District No. 229 Blue Valley (GO) Series B
5.000%, 10/01/23	445	$506,348
Johnson County Unified School District No. 233 Olathe (GO) Series B
5.000%, 09/01/23	4,380	4,949,400
Kansas State Department of Transportation (RB) Series A
5.000%, 09/01/21	3,250	3,378,668
5.000%, 09/01/27	1,500	1,922,280
Sedgwick County Unified School District No. 260 Derby (GO)
5.000%, 10/01/21	1,325	1,381,988

TOTAL KANSAS		15,056,839

KENTUCKY — (0.9%)
Louisville & Jefferson County Metropolitan Government (GO) Series A
5.000%, 12/01/22	5,645	6,191,888
Louisville Water Co. (RB)
5.000%, 11/15/22	9,665	10,595,546
Louisville Water Co. (RB) Series A
4.000%, 11/15/21	1,215	1,262,251

TOTAL KENTUCKY		18,049,685

LOUISIANA — (0.8%)
Louisiana State (GO) Series A
5.000%, 02/01/24	2,000	2,298,300
Louisiana State (GO) Series C
5.000%, 07/15/22	12,765	13,783,775

TOTAL LOUISIANA		16,082,075

MAINE — (0.1%)
Maine State (GO) Series B
5.000%, 06/01/27	2,000	2,558,940

MARYLAND — (9.8%)
Anne County Arundel (GO)
5.000%, 04/01/22	2,475	2,641,221
5.000%, 04/01/23	1,165	1,297,915
Baltimore County (GO)
5.000%, 08/01/21	1,980	2,050,349
5.000%, 02/01/22	2,100	2,224,677

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
MARYLAND — (Continued)
5.000%, 08/01/22	400	$433,196
3.000%, 11/01/24	1,000	1,100,090
5.000%, 03/01/27	5,000	6,373,150
5.000%, 11/01/27	2,175	2,820,953
5.000%, 03/01/28	4,000	5,226,360
Baltimore County (GO) Series B
5.000%, 08/01/24	5,800	6,818,480
Carroll County (GO)
5.000%, 11/01/20	5,450	5,450,000
City of Baltimore (GO) Series B
5.000%, 10/15/21	2,500	2,613,350
5.000%, 10/15/22	8,060	8,807,565
5.000%, 10/15/23	2,640	3,005,429
Frederick County (GO) Series A
5.000%, 08/01/27	4,725	6,089,391
Howard County (GO) Series A
5.000%, 02/15/28	1,220	1,592,320
Howard County (GO) Series D
5.000%, 02/15/24	5,140	5,937,522
Maryland State (GO) Series 1
5.000%, 06/01/23	5,000	5,609,600
Maryland State (GO) Series A
5.000%, 03/15/26	8,155	10,130,223
Maryland State (GO) Series A
5.000%, 08/01/27	7,000	9,021,320
Maryland State (GO) Series B
5.000%, 08/01/26	10,000	12,549,000
5.000%, 08/01/27	5,945	7,661,678
5.000%, 08/01/28	4,000	5,279,840
Montgomery County (GO) Series A
5.000%, 11/01/27	2,500	3,242,475
Montgomery County (GO) Series C
5.000%, 10/01/27	8,500	11,001,295
Montgomery County (GO) Series D
3.000%, 11/01/23	4,000	4,303,640
4.000%, 11/01/26	9,500	11,432,205
Prince County George’s (GO) Series A
5.000%, 07/15/24	230	270,107
5.000%, 07/15/25	17,780	21,650,528
4.000%, 07/01/26	2,000	2,391,520
3.000%, 09/15/27	10,950	12,559,869

	Face Amount^	Value†
	(000)
MARYLAND — (Continued)
Prince County George’s (GO) Series B
4.000%, 03/01/22	2,480	$2,604,223
State of Maryland Department of Transportation (RB)
5.000%, 02/15/23	1,000	1,106,630
University System of Maryland (RB) Series C
4.000%, 04/01/23	10,515	11,443,475
Worcester County (GO) Series B
4.000%, 08/01/21	2,000	2,056,200

TOTAL MARYLAND		198,795,796

MASSACHUSETTS — (3.8%)
City of Boston (GO) Series A
5.000%, 03/01/28	6,800	8,924,524
City of Boston (GO) Series B
4.000%, 01/01/23	1,795	1,941,239
5.000%, 04/01/24	3,000	3,485,430
City of Springfield (GO) (ST AID WITHHLDG) Series C
4.000%, 08/01/23	150	164,709
City of Woburn (GO)
4.000%, 09/01/22	350	374,118
Commonwealth of Massachusetts (GO) Series B
5.250%, 08/01/21	5,000	5,186,950
Commonwealth of Massachusetts (GO) Series B
5.000%, 07/01/28	5,725	7,497,918
Commonwealth of Massachusetts (GO) Series C
5.000%, 10/01/21	1,005	1,048,697
5.000%, 04/01/23	10,000	11,138,300
5.000%, 08/01/24	1,500	1,763,400
5.000%, 04/01/26	4,000	4,972,600
Commonwealth of Massachusetts (GO) Series E
5.000%, 11/01/23	970	1,106,896
5.000%, 11/01/27	9,000	11,637,360
Commonwealth of Massachusetts (GO) (AGM) Series B
5.250%, 09/01/24	3,700	4,399,004

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
MASSACHUSETTS — (Continued)
Commonwealth of Massachusetts (GO) (AMBAC) Series C
5.500%, 12/01/23	3,500	$4,061,015
Massachusetts Bay Transportation Authority (RB) (NPFGC ) Series B
5.500%, 07/01/24	3,020	3,591,324
Massachusetts Water Resources Authority (RB) Series A
5.000%, 08/01/22	3,000	3,248,970
Massachusetts Water Resources Authority (RB) (AGM) Series B
5.250%, 08/01/28	1,000	1,335,190
Town of Nantucket (GO)
3.000%, 10/01/22	1,115	1,173,861

TOTAL MASSACHUSETTS		77,051,505

MICHIGAN — (0.4%)
Farmington Public School District (GO) (AGM)
5.000%, 05/01/25	2,140	2,560,446
Kentwood Public Schools (GO)
4.000%, 05/01/22	500	527,410
Michigan State (GO) Series A
5.000%, 05/01/25	2,000	2,410,720
Michigan State Comprehensive Transportation Revenue (RB) (AGM)
5.250%, 05/15/21	1,000	1,024,780
University of Michigan (RB) Series A
4.000%, 04/01/23	1,000	1,089,050

TOTAL MICHIGAN		7,612,406

MINNESOTA — (3.9%)
City of Minneapolis (GO)
3.000%, 12/01/23	4,000	4,331,000
City of Saint Cloud (GO) Series B
5.000%, 02/01/21	1,275	1,289,726
Dakota County Community Development Agency (RB) (CNTY GTD) Series B
5.000%, 01/01/23	800	881,320

	Face Amount^	Value†
	(000)
MINNESOTA — (Continued)
Elk River Independent School District No. 728 (GO) (SD CRED PROG) Series A
5.000%, 02/01/21	5,000	$5,057,750
Hennepin County (GO) Series A
5.000%, 12/01/23	2,410	2,760,197
Hennepin County (GO) Series C
5.000%, 12/01/26	4,070	5,157,830
5.000%, 12/01/27	5,800	7,542,552
Lakeville Independent School District No. 194 (GO) (SD CRED PROG) Series D
5.000%, 02/01/22	4,000	4,234,880
Metropolitan Council (GO) Series B
5.000%, 03/01/23	2,015	2,237,496
Metropolitan Council (GO) Series C
5.000%, 03/01/23	4,200	4,663,764
5.000%, 03/01/26	700	870,296
Minnesota State (GO) Series A
5.000%, 08/01/27	5,000	6,455,250
5.000%, 08/01/28	6,130	8,102,205
Minnesota State (GO) Series B
5.000%, 10/01/21	4,660	4,862,617
2.000%, 08/01/24	5,000	5,315,850
Minnesota State (GO) Series D
5.000%, 08/01/24	500	587,390
Minnesota State (GO) Series F
5.000%, 10/01/21	12,025	12,549,050
Morris Area Schools Independent School District No. 2769 (GO) (SD CRED PROG) Series A
4.000%, 02/01/24	1,125	1,254,229
Rochester Independent School District No. 535 (GO) (SD CRED PROG) Series A
3.000%, 02/01/22	1,240	1,281,552

TOTAL MINNESOTA		79,434,954

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
MISSISSIPPI — (1.0%)
Mississippi State (GO) Series A
5.000%, 10/01/27	9,110	$11,712,636
Mississippi State (GO) Series F
5.000%, 11/01/21	7,750	8,117,815

TOTAL MISSISSIPPI		19,830,451

MISSOURI — (1.4%)
Cass County Reorganized School District No. R-2 (GO) (ST AID DIR DEP)
5.000%, 03/01/21	1,000	1,015,650
City of Belton (GO) Series C
5.000%, 03/01/27	2,150	2,720,588
City of Kansas City (GO) Series A
4.000%, 02/01/22	1,150	1,203,993
5.000%, 02/01/23	3,955	4,362,049
Columbia School District (GO) Series B
5.000%, 03/01/23	1,120	1,243,950
5.000%, 03/01/24	4,100	4,743,126
Columbia School District (GO) (ST AID DIR DEP) Series B
5.000%, 03/01/24	1,500	1,735,290
North Kansas City School District No. 74 (GO) (ST AID DIR DEP)
4.000%, 03/01/23	5,335	5,789,915
Saint Louis County (GO)
5.000%, 02/01/24	2,680	3,092,908
Saint Louis County Reorganized School District No R-6 (GO)
5.000%, 02/01/26	2,000	2,472,480

TOTAL MISSOURI		28,379,949

MONTANA — (0.0%)
City & County of Butte-Silver Bow (GO)
4.000%, 07/01/21	615	630,141

NEBRASKA — (0.3%)
City of Omaha (GO) Series B
3.000%, 11/15/22	1,665	1,758,506
Douglas County School District No. 17 (GO)
4.000%, 12/15/26	2,260	2,723,752

	Face Amount^	Value†
	(000)
NEBRASKA — (Continued)
Lancaster County School District 001 (GO)
5.000%, 01/15/21	2,470	$2,493,589

TOTAL NEBRASKA		6,975,847

NEVADA — (0.2%)
City of Henderson NV (GO)
5.000%, 06/01/21	490	503,372
Clark County (GO) Series A
5.000%, 07/01/25	2,700	3,260,979

TOTAL NEVADA		3,764,351

NEW JERSEY — (1.0%)
City of Hoboken (GO)
3.000%, 02/01/26	2,945	3,314,480
3.000%, 02/01/27	3,035	3,445,878
3.000%, 02/01/28	4,560	5,216,275
Montville Township (GO)
3.000%, 10/01/25	505	568,776
Princeton Regional School District (GO) (ST AID WITHHLDG)
1.750%, 02/01/22	1,095	1,115,805
South Orange & Maplewood School District (GO) (SCH BD RES FD)
3.000%, 03/01/22	350	362,418
Township of Livingston (GO)
3.000%, 01/15/21	350	351,852
Township of Parsippany-Troy Hills (GO) Series ABCD
2.000%, 09/15/22	4,100	4,217,219
Union County (GO) (ETM) Series B
3.000%, 03/01/22	45	46,566
Union County (GO) Series B
3.000%, 03/01/22	2,315	2,400,285

TOTAL NEW JERSEY		21,039,554

NEW MEXICO — (0.7%)
City of Albuquerque (GO) Series A
5.000%, 07/01/24	1,300	1,519,180
New Mexico State (GO)
5.000%, 03/01/23	5,000	5,539,750
New Mexico State Severance Tax Permanent Fund (RB) Series A
5.000%, 07/01/27	2,000	2,558,440
Santa Fe County (GO)
5.000%, 07/01/22	1,000	1,079,040

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
NEW MEXICO — (Continued)
Santa Fe Public School District (GO) (ST AID WITHHLDG)
5.000%, 08/01/24	2,000	$2,348,740

TOTAL NEW MEXICO		13,045,150

NEW YORK — (5.1%)
City of New York (GO) Series A
5.000%, 08/01/24	3,860	4,490,685
5.000%, 08/01/26	7,015	8,637,569
City of New York (GO) Series B
5.000%, 08/01/21	450	465,575
5.000%, 08/01/22	600	647,382
City of New York (GO) Series B-1
5.000%, 12/01/22	2,240	2,448,656
City of New York (GO) Series C
5.000%, 08/01/22	1,500	1,618,455
City of New York (GO) Series D
5.000%, 08/01/22	1,055	1,138,313
City of New York (GO) Series E
5.000%, 08/01/21	3,975	4,112,575
City of New York (GO) Series E
5.000%, 08/01/23	9,725	10,904,059
5.000%, 08/01/26	2,500	3,078,250
City of New York (GO) Series H
5.000%, 08/01/22	1,000	1,078,970
Kingston City School District (GO) (ST AID WITHHLDG)
3.000%, 06/01/26	2,000	2,221,600
New York State Dormitory Authority (RB) Series A
5.000%, 12/15/22	10,000	10,971,200
New York State Dormitory Authority (RB) Series A
5.000%, 03/15/23	2,700	2,992,298
5.000%, 02/15/25	4,055	4,811,704
New York State Dormitory Authority (RB) Series B-GRP A
5.000%, 02/15/22	10,200	10,810,776
5.000%, 02/15/24	4,900	5,629,120
New York State Dormitory Authority (RB) Series C
5.000%, 03/15/27	1,265	1,587,512

	Face Amount^	Value†
	(000)
NEW YORK — (Continued)
New York State Dormitory Authority (RB) Series D
5.000%, 02/15/23	2,000	$2,208,920
5.000%, 02/15/24	9,950	11,430,560
New York State Dormitory Authority (RB) Series E
5.000%, 03/15/21	2,000	2,034,480
5.000%, 03/15/28	2,505	3,206,625
New York State Urban Development Corp. (RB) Series A
5.000%, 03/15/22	1,250	1,329,713
5.000%, 03/15/25	3,440	4,100,067
Town of Cheektowaga (GO)
5.000%, 07/15/23	300	338,469
Town of Huntington (GO)
2.000%, 12/01/23	100	105,056
Triborough Bridge & Tunnel Authority (RB) Series B
4.000%, 11/15/27	1,250	1,488,650

TOTAL NEW YORK		103,887,239

NORTH CAROLINA — (6.1%)
City of Charlotte (GO) Series A
5.000%, 06/01/24	2,500	2,922,875
City of Greensboro (GO) Series B
5.000%, 10/01/27	4,430	5,747,526
Forsyth County (GO)
4.000%, 12/01/21	3,500	3,642,345
Guilford County (GO)
5.000%, 03/01/24	2,300	2,661,606
Guilford County (GO) Series A
5.000%, 02/01/22	1,800	1,906,866
Guilford County (GO) Series B
5.000%, 05/01/24	6,600	7,688,472
Johnston County (GO) Series A
5.000%, 02/01/21	2,995	3,029,952
Moore County (GO)
5.000%, 06/01/22	2,740	2,945,719
New Hanover County (GO)
5.000%, 02/01/23	250	276,623
North Carolina Eastern Municipal Power Agency (RB) (NATL-IBC) (ETM) Series B
6.000%, 01/01/22	9,700	10,330,888

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
NORTH CAROLINA — (Continued)
North Carolina State (GO) Series A
5.000%, 06/01/24	4,800	$5,611,920
5.000%, 06/01/25	10,000	12,139,600
5.000%, 06/01/26	5,000	6,262,600
5.000%, 06/01/28	5,035	6,642,877
North Carolina State (GO) Series B
5.000%, 06/01/25	10,545	12,801,208
North Carolina State (GO) Series D
4.000%, 06/01/23	8,700	9,541,986
Wake County (GO) Series A
5.000%, 03/01/24	5,000	5,786,100
5.000%, 03/01/28	2,000	2,621,520
Wake County (GO) Series B
5.000%, 03/01/24	10,000	11,572,200
5.000%, 03/01/25	5,000	6,012,800
Wake County (GO) Series C
5.000%, 03/01/24	3,000	3,471,660

TOTAL NORTH CAROLINA		123,617,343

OHIO — (5.0%)
City of Cincinnati (GO) Series A
4.000%, 12/01/21	2,645	2,750,800
City of Columbus (GO) Series 1
5.000%, 07/01/22	4,100	4,424,064
5.000%, 07/01/26	4,260	5,345,022
4.000%, 04/01/27	3,690	4,479,549
City of Columbus (GO) Series A
3.000%, 07/01/21	470	478,625
3.000%, 07/01/22	700	732,130
2.000%, 08/15/22	6,160	6,353,917
5.000%, 04/01/23	750	835,762
4.000%, 07/01/23	4,995	5,492,502
4.000%, 04/01/27	8,800	10,682,936
City of Columbus (GO) Series A
4.000%, 04/01/24	4,000	4,508,520
Hamilton County Sewer System Revenue (RB) Series A
5.000%, 12/01/21	200	210,286
Ohio State (GO) Series A
3.000%, 02/01/22	500	517,135
5.000%, 08/01/22	3,000	3,247,890
Ohio State (GO) Series A
5.000%, 09/15/22	750	816,300
5.000%, 03/01/25	3,525	4,225,558

	Face Amount^	Value†
	(000)
OHIO — (Continued)
5.000%, 09/01/25	5,550	$6,773,719
Ohio State (GO) Series B
5.000%, 06/15/23	2,000	2,246,920
5.000%, 08/01/23	4,025	4,545,996
5.000%, 09/15/23	1,980	2,247,617
5.000%, 08/01/24	2,970	3,487,879
5.000%, 09/01/24	2,665	3,139,770
5.000%, 09/01/27	625	805,275
5.000%, 09/15/27	1,500	1,934,520
Ohio State (GO) Series C
5.000%, 09/15/21	1,000	1,041,360
5.000%, 08/01/27	6,880	8,845,685
Ohio State (GO) Series U
5.000%, 05/01/28	4,325	5,661,944
Ohio State (GO) Series W
4.000%, 05/01/24	785	885,700
4.000%, 05/01/25	785	911,644
Upper Arlington City School District (GO) Series A
5.000%, 12/01/27	3,190	4,135,612

TOTAL OHIO		101,764,637

OKLAHOMA — (1.0%)
City of Oklahoma City (GO)
4.000%, 03/01/23	1,000	1,086,000
City of Tulsa (GO)
5.000%, 03/01/24	10,050	11,611,870
5.000%, 03/01/26	6,250	7,729,500

TOTAL OKLAHOMA		20,427,370

OREGON — (2.8%)
City of Beaverton Water Revenue (RB)
5.000%, 04/01/29	600	794,160
City of Portland (GO) Series A
5.000%, 06/15/24	400	468,216
City of Portland Sewer System Revenue (RB) Series A
5.000%, 10/01/23	700	796,285
City of Portland Sewer System Revenue (RB) Series A
5.000%, 06/15/26	1,550	1,936,554
City of Portland Water System Revenue (RB) Series A
5.000%, 04/01/21	8,000	8,157,040
City of Salem (GO)
5.000%, 06/01/25	530	643,129

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
OREGON — (Continued)
Clackamas County School District No. 46 Oregon Trail (GO) (SCH BD GTY)
5.000%, 06/15/22	1,215	$1,308,057
Deschutes County Administrative School District No. 1 Bend-La Pine (GO) (SCH BD GTY)
5.000%, 06/15/27	4,680	5,990,306
Lane County School District No. 4J Eugene (GO) (SCH BD GTY) Series A
5.000%, 06/15/23	3,355	3,767,329
Oregon State (GO) Series E
5.000%, 06/01/24	500	584,185
Oregon State (GO) Series A
5.000%, 05/01/24	3,545	4,126,947
Oregon State (GO) Series A
5.000%, 05/01/21	200	204,722
Oregon State (GO) Series G
5.000%, 12/01/24	2,290	2,727,665
Oregon State (GO) Series H
5.000%, 05/01/25	2,420	2,926,603
Oregon State (GO) Series N
5.000%, 05/01/23	1,350	1,509,665
Oregon State Department of Transportation (RB) Series B
5.000%, 11/15/26	3,500	4,410,910
Washington & Multnomah Counties School District No. 48J Beaverton (GO) (SCH BD GTY)
¤ 5.000%, 06/15/26 (Pre-refunded @ $100, 6/15/24)	1,000	1,168,940
Washington & Multnomah Counties School District No. 48J Beaverton (GO) (SCH BD GTY) Series C
5.000%, 06/15/27	2,390	3,055,591
Washington & Multnomah Counties School District No. 48J Beaverton (GO) (SCH BD GTY) Series D
5.000%, 06/15/24	2,300	2,687,711
Washington County (GO)
5.000%, 03/01/24	2,400	2,774,712
5.000%, 03/01/25	5,100	6,120,867
5.000%, 03/01/26	300	371,196

TOTAL OREGON		56,530,790

	Face Amount^	Value†
	(000)
PENNSYLVANIA — (1.8%)
Commonwealth of Pennsylvania (GO)
5.000%, 07/15/22	12,820	$13,834,062
Commonwealth of Pennsylvania (GO) Series 1
5.000%, 04/01/22	11,260	12,004,624
Commonwealth of Pennsylvania (GO) Series REF
5.000%, 07/01/22	2,000	2,154,580
Montgomery County (GO)
5.000%, 05/01/23	5,255	5,876,509
Pennsylvania State University (RB) Series E
5.000%, 03/01/24	205	236,342
5.000%, 03/01/25	540	645,262
West View Municipal Authority Water Revenue (RB)
4.000%, 11/15/20	1,100	1,101,353

TOTAL PENNSYLVANIA		35,852,732

RHODE ISLAND — (0.1%)
Rhode Island State (GO) Series A
5.000%, 08/01/22	1,605	1,736,738
Rhode Island State (GO) Series D
5.000%, 08/01/22	685	741,225

TOTAL RHODE ISLAND		2,477,963

SOUTH CAROLINA — (2.4%)
Beaufort County (GO) (ST AID WITHHLDG)
5.000%, 03/01/24	1,135	1,312,616
Berkeley County School District (GO) (SCSDE) Series B
5.000%, 03/01/22	4,120	4,379,807
Charleston County (GO)
5.000%, 11/01/23	1,000	1,141,770
Charleston County (GO) Series A
5.000%, 11/01/22	4,780	5,233,431
Charleston County (GO) Series B
5.000%, 11/01/23	3,560	4,064,701
Charleston County (GO) (ST AID WITHHLDG) Series C
5.000%, 11/01/27	2,855	3,711,985

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
SOUTH CAROLINA — (Continued)
Charleston County School District (GO) (SCSDE) Series A
5.000%, 02/01/21	2,020	$2,043,674
City of North Charleston (GO) (ST AID WITHHLDG)
5.000%, 06/01/21	385	395,572
Clemson University (RB)
3.000%, 05/01/21	350	354,456
Dorchester County School District No. 2 (GO) (SCSDE) Series B
5.000%, 03/01/25	1,430	1,714,870
Florence School District One (GO) (SCSDE)
5.000%, 03/01/21	3,170	3,219,832
Lexington County School District No. 1 (GO) (SCSDE) Series C
4.000%, 02/01/24	3,590	4,020,908
Richland County School District No. 1 (GO) (SCSDE) Series A
5.000%, 03/01/23	3,970	4,403,445
South Carolina State (GO) (ST AID WITHHLDG) Series A
5.000%, 10/01/23	5,500	6,258,230
South Carolina State (GO) (ST AID WITHHLDG) Series B
4.000%, 08/01/26	1,405	1,682,769
York County School District No. 1 (GO) (SCSDE)
5.000%, 03/01/21	3,790	3,849,200

TOTAL SOUTH CAROLINA		47,787,266

TENNESSEE — (3.5%)
City of Maryville (GO) Series A
5.000%, 06/01/22	1,865	2,001,947
City of Memphis (GO) Series A
5.000%, 04/01/25	1,945	2,336,587
City of Pigeon Forge (GO)
4.000%, 06/01/21	670	684,418
Hamilton County (GO) Series A
5.000%, 04/01/26	3,000	3,734,880

	Face Amount^	Value†
	(000)
TENNESSEE — (Continued)
Hamilton County (GO) Series B
3.000%, 03/01/22	4,550	$4,715,119
Knox County (GO)
5.000%, 04/01/24	3,440	3,986,444
Knox County (GO) Series A
5.000%, 08/01/23	1,300	1,467,505
Maury County (GO)
5.000%, 04/01/21	5,105	5,205,211
Metropolitan Government of Nashville & Davidson County (GO)
5.000%, 07/01/22	1,000	1,078,690
5.000%, 01/01/26	5,840	7,212,867
5.000%, 07/01/27	3,510	4,503,225
4.000%, 07/01/28	10,000	12,297,500
Putnam County (GO)
4.000%, 04/01/23	975	1,060,352
Sumner County (GO)
5.000%, 06/01/21	110	113,034
5.000%, 12/01/23	3,395	3,889,448
Tennessee State (GO) Series A
5.000%, 09/01/24	4,075	4,809,519
5.000%, 02/01/27	7,720	9,839,603
Town of Greeneville (GO)
3.000%, 06/01/21	1,360	1,381,420
Williamson County (GO) Series A
4.000%, 05/01/22	300	316,725

TOTAL TENNESSEE		70,634,494

TEXAS — (15.7%)
Aldine Independent School District (GO) (PSF-GTD)
5.000%, 02/15/25	4,750	5,682,615
Alvin Independent School District (GO) (PSF-GTD)
5.000%, 02/15/24	1,000	1,149,830
Austin Independent School District (GO) (PSF-GTD)
5.000%, 08/01/24	750	881,085
Brazosport Independent School District (GO) (PSF-GTD)
5.000%, 02/15/24	3,105	3,576,836
Carroll Independent School District (GO) (PSF-GTD) Series A
5.000%, 02/15/24	1,000	1,153,380
City of Amarillo (GO)
2.000%, 02/15/24	4,900	5,138,777

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
TEXAS — (Continued)
2.000%, 02/15/25	5,015	$5,325,729
City of Austin (GO)
5.000%, 09/01/24	1,215	1,431,452
City of Dallas (GO)
5.000%, 02/15/21	9,505	9,629,706
City of Dallas Waterworks & Sewer System Revenue (RB) Series C
5.000%, 10/01/24	680	803,420
City of Denton (GO)
4.000%, 02/15/22	2,510	2,631,509
3.000%, 02/15/24	3,615	3,933,445
4.000%, 02/15/25	3,790	4,378,511
City of Fort Worth (GO) Series A
5.000%, 03/01/25	5,000	5,993,700
City of Fort Worth Water & Sewer System Revenue (RB) Series A
5.000%, 02/15/24	7,900	9,111,702
5.000%, 02/15/25	9,470	11,342,787
City of Houston (GO) Series A
5.000%, 03/01/22	5,890	6,259,009
City of Lubbock (GO)
5.000%, 02/15/23	1,000	1,106,380
City of Richardson (GO)
5.000%, 02/15/27	1,715	2,174,792
City of San Antonio Electric & Gas Systems Revenue (RB) (ETM)
5.000%, 02/01/21	720	728,496
City of Southlake (GO)
3.000%, 02/15/23	1,510	1,600,932
Clear Creek Independent School District (GO) (PSF-GTD) Series A
4.000%, 02/15/23	4,380	4,752,694
5.000%, 02/15/25	2,175	2,607,173
Conroe Independent School District (GO) (PSF-GTD)
5.000%, 02/15/26	2,260	2,792,795
Corpus Christi Independent School District (GO) (PSF-GTD)
4.000%, 08/15/23	330	363,686
4.000%, 08/15/24	410	466,478
Cypress-Fairbanks Independent School District (GO) (PSF-GTD)
5.000%, 02/15/21	3,500	3,547,250

	Face Amount^	Value†
	(000)
TEXAS — (Continued)
Dallas Area Rapid Transit (RB) Series B
5.000%, 12/01/21	2,545	$2,675,024
El Paso Independent School District (GO) (PSF-GTD)
5.000%, 08/15/24	500	587,655
Fort Bend Independent School District (GO) (PSF-GTD)
5.000%, 08/15/24	1,000	1,176,140
Fort Bend Independent School District (GO) (PSF-GTD) Series A
4.000%, 08/15/23	620	683,835
4.000%, 08/15/24	500	569,685
Fort Worth Independent School District (GO) (PSF-GTD)
5.000%, 02/15/23	3,815	4,224,540
5.000%, 02/15/24	3,000	3,460,140
Frisco Independent School District (GO) (PSF-GTD)
5.000%, 08/15/24	2,000	2,353,940
Galveston County (GO)
5.000%, 02/01/22	1,000	1,059,370
Goose Creek Consolidated Independent School District (GO) (PSF-GTD)
5.000%, 02/15/24	1,000	1,153,020
Grayson County (GO)
5.000%, 01/01/21	1,990	2,005,303
Harris County (GO) Series A
5.000%, 10/01/23	2,900	3,297,068
Hays Consolidated Independent School District (GO) (PSF-GTD)
5.000%, 08/15/23	1,355	1,528,819
Hidalgo County Drain District No. 1 (GO)
5.000%, 09/01/22	1,000	1,085,990
Houston Higher Education Finance Corp. (RB) Series A
¤ 6.875%, 05/15/41 (Pre-refunded @ $100, 5/15/21)	3,225	3,338,456
Houston Independent School District (GO) (PSF-GTD)
5.000%, 02/15/24	1,000	1,152,310
5.000%, 02/15/26	7,020	8,679,107

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
TEXAS — (Continued)
Humble Independent School District (GO) (PSF-GTD) Series A
5.500%, 02/15/25	7,000	$8,502,970
Hurst-Euless-Bedford Independent School District (GO) (PSF-GTD) Series B
5.000%, 08/15/24	1,520	1,788,994
La Porte Independent School District (GO)
5.000%, 02/15/21	1,700	1,723,001
Leander Independent School District (GO) (PSF-GTD) Series C
5.000%, 08/15/24	2,000	2,353,940
Mansfield Independent School District (GO) (PSF-GTD) Series A
5.000%, 02/15/22	895	949,550
North Texas Municipal Water District Water System Revenue (RB)
5.000%, 09/01/23	300	339,912
5.000%, 09/01/24	5,715	6,733,127
Northside Independent School District (GO) (PSF-GTD)
5.000%, 02/15/23	4,535	5,018,567
5.000%, 08/15/25	1,880	2,285,986
Northside Independent School District (GO) (PSF-GTD) Series A
4.000%, 08/15/24	5,215	5,922,780
Northwest Independent School District (GO) (PSF-GTD) Series A
5.000%, 02/15/24	1,695	1,953,165
Permanent University Fund - Texas A&M University System (RB)
5.000%, 07/01/23	3,500	3,939,390
Permanent University Fund - University of Texas System (RB) Series B
5.000%, 07/01/26	5,500	6,862,460
Plano Independent School District (GO) (PSF-GTD)
5.000%, 02/15/24	11,000	12,687,180

	Face Amount^	Value†
	(000)
TEXAS — (Continued)
Port Authority of Houston of Harris County Texas (GO) Series A-2
5.000%, 10/01/23	355	$403,163
San Antonio Independent School District (GO) (PSF-GTD)
5.000%, 08/15/26	4,340	5,429,210
Spring Independent School District (GO) (BAM)
5.000%, 08/15/24	4,985	5,826,069
Tarrant Regional Water District (RB)
6.000%, 09/01/24	3,450	4,184,022
Texas A&M University (RB) Series B
5.000%, 05/15/21	4,000	4,102,280
¤ 5.000%, 05/15/30 (Pre-refunded @ $100, 5/15/23)	10,370	11,593,556
Texas State (GO)
5.000%, 04/01/23	5,000	5,566,600
5.000%, 10/01/23	15,345	17,441,281
5.000%, 10/01/26	2,845	3,583,647
Texas State (GO) Series A
5.000%, 10/01/23	2,690	3,057,481
5.000%, 04/01/25	1,000	1,203,760
¤ 5.000%, 10/01/39 (Pre-refunded @ $100, 10/1/24)	15,000	17,732,700
Texas Transportation Commission State Highway Fund (RB)
5.000%, 10/01/25	10,000	12,240,000
5.250%, 04/01/26	300	376,401
5.000%, 10/01/26	4,340	5,458,158
Trinity River Authority Central Regional Wastewater System Revenue (RB)
5.000%, 08/01/27	3,150	4,021,353
University of Texas System (The) (RB) Series C
5.000%, 08/15/24	1,850	2,179,689
University of Texas System (The) (RB) Series D
5.000%, 08/15/26	2,000	2,507,120
University of Texas System (The) (RB) Series E
5.000%, 08/15/26	4,835	6,060,963
University of Texas System (The) (RB) Series J
5.000%, 08/15/25	2,500	3,050,500

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
TEXAS — (Continued)
5.000%, 08/15/26	1,500	$1,880,340

TOTAL TEXAS		316,553,886

UTAH — (2.5%)
Nebo School District (GO) (SCH BD GTY)
4.000%, 07/01/24	1,100	1,249,369
North Davis County Sewer District (RB)
3.000%, 03/01/21	2,135	2,154,429
Salt County Lake (GO)
5.000%, 12/15/26	1,095	1,388,405
Utah State (GO)
5.000%, 07/01/22	11,285	12,176,966
5.000%, 07/01/24	12,350	14,486,427
5.000%, 07/01/26	4,450	5,586,263
Utah State (GO)
5.000%, 07/01/27	6,100	7,858,264
Utah State (GO) Series B
5.000%, 07/01/24	1,010	1,185,124
Washington County School District Board of Education/St George (GO) (SCH BD GTY)
5.000%, 03/01/22	4,465	4,744,732

TOTAL UTAH		50,829,979

VERMONT — (0.1%)
Vermont State (GO) Series B
5.000%, 08/15/23	1,270	1,437,462
Vermont State (GO) Series C
4.000%, 08/15/23	225	248,432

TOTAL VERMONT		1,685,894

VIRGINIA — (4.9%)
Arlington County (GO)
5.000%, 08/15/22	3,000	3,257,340
Chesterfield County (GO) (ST AID WITHHLDG)
5.000%, 01/01/24	2,130	2,448,435
City of Alexandria (GO) (ST AID WITHHLDG) Series A
5.000%, 07/15/27	3,160	4,077,348
City of Hampton (GO) (ST AID WITHHLDG) Series B
5.000%, 09/01/21	3,000	3,118,530
5.000%, 09/01/22	2,050	2,228,247
City of Norfolk (GO) (ST AID WTHHLDG)
5.000%, 08/01/28	2,405	3,178,761

	Face Amount^	Value†
	(000)
VIRGINIA — (Continued)
City of Richmond (GO) (ST AID WITHHLDG) Series A
5.000%, 07/15/23	4,315	$4,867,061
5.000%, 07/15/24	3,170	3,722,784
City of Richmond (GO) (ST AID WITHHLDG) Series B
5.000%, 07/15/26	3,635	4,565,524
City of Richmond (GO) (ST AID WITHHLDG) Series D
5.000%, 03/01/27	3,275	4,183,780
City of Richmond (GO) Series B
5.000%, 07/15/25	5,350	6,520,259
City of Suffolk (GO) (ST AID WITHHLDG)
5.000%, 02/01/23	2,000	2,214,900
City of Virginia Beach (GO) (ST AID WITHHLDG) Series A
5.000%, 07/15/23	2,725	3,071,266
5.000%, 02/01/25	2,590	3,097,899
City of Virginia Beach (GO) (ST AID WITHHLDG) Series B
5.000%, 07/15/25	1,000	1,215,600
Commonwealth of Virginia (GO) Series A
5.000%, 06/01/24	2,250	2,631,465
5.000%, 06/01/25	500	606,980
Commonwealth of Virginia (GO) (ST AID WITHHLDG) Series B
5.000%, 06/01/23	10,000	11,230,200
Fairfax County (GO) (ST AID WITHHLDG) Series A
5.000%, 10/01/23	4,775	5,433,281
5.000%, 10/01/24	5,000	5,924,650
5.000%, 10/01/26	1,000	1,264,290
5.000%, 10/01/27	1,000	1,297,410
Henrico County (GO) (ST AID WITHHLDG)
5.000%, 08/01/27	1,680	2,166,394
5.000%, 08/01/28	2,905	3,837,069
Loudoun County (GO) (ST AID WITHHLDG) Series B
5.000%, 12/01/24	4,000	4,764,480
Pittsylvania County (GO) (ST AID WITHHLDG)
5.000%, 02/01/21	250	252,887
University of Virginia (RB) (ETM) Series B
5.000%, 08/01/21	4,420	4,576,026

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
VIRGINIA — (Continued)
University of Virginia (RB) Series B
5.000%, 08/01/21	1,830	$1,895,313
Virginia Resources Authority (RB) Series D
5.000%, 11/01/20	745	745,000

TOTAL VIRGINIA		98,393,179

WASHINGTON — (6.2%)
Benton County School District No. 400 Richland (GO) (SCH BD GTY)
5.000%, 12/01/22	4,705	5,159,785
Chelan County Public Utility District No. 1 (RB) Series A
5.000%, 07/01/24	1,000	1,166,610
5.000%, 07/01/25	900	1,087,920
City of Seattle Drainage & Wastewater Revenue (RB)
5.000%, 07/01/27	8,400	10,789,548
City of Seattle Municipal Light & Power Revenue (RB) Series A
5.000%, 06/01/22	310	333,222
5.000%, 07/01/24	2,265	2,651,386
City of Seattle Municipal Light & Power Revenue (RB) Series B
5.000%, 02/01/23	12,040	13,313,591
City of Seattle Water System Revenue (RB)
5.000%, 09/01/22	6,000	6,521,700
Clark County Public Utility District No. 1 (RB)
5.000%, 01/01/24	270	308,985
Clark County School District No. 119 Battleground (GO) (SCH BD GTY)
4.000%, 12/01/21	1,000	1,040,340
4.000%, 12/01/22	2,630	2,830,353
County of Kitsap WA (GO)
5.000%, 06/01/21	200	205,516
King County (GO)
5.000%, 01/01/21	425	428,268
King County (GO) Series A
5.000%, 06/01/28	3,555	4,659,610
5.000%, 06/01/29	2,050	2,741,855
King County (GO) Series E
5.000%, 12/01/25	955	1,176,140

	Face Amount^	Value†
	(000)
WASHINGTON — (Continued)
King County School District No. 400 Mercer Island (GO) (SCH BD GTY)
5.000%, 12/01/22	1,145	$1,257,679
King County School District No. 405 Bellevue (GO) (SCH BD GTY) Series B
3.000%, 12/01/22	6,105	6,447,674
King County School District No. 411 Issaquah (GO) (SCH BD GTY)
5.000%, 12/01/23	3,500	4,006,240
King County School District No. 412 Shoreline (GO) (SCH BD GTY)
4.000%, 12/01/21	1,000	1,040,670
King County School District No. 414 Lake Washington (GO)
4.000%, 12/01/24	2,850	3,277,984
King County Sewer Revenue (RB) Series A
5.000%, 01/01/24	2,310	2,651,395
North Thurston Public Schools (GO) (SCH BD GTY)
5.000%, 12/01/20	2,880	2,890,714
Skagit County School District No. 103 Anacortes (GO) (SCH BD GTY)
5.000%, 12/01/20	2,245	2,253,307
Snohomish County School District No. 15 Edmonds (GO) (SCH BD GTY)
5.000%, 12/01/20	2,555	2,564,505
Snohomish County School District No. 201 Snohomish (GO) (SCH BD GTY)
5.000%, 12/01/25	4,000	4,926,240
Spokane County (GO)
5.000%, 12/01/22	1,025	1,125,194
Tacoma Metropolitan Park District (GO) Series B
5.000%, 12/01/21	150	157,715
Thurston County School District No. 111 Olympia (GO) (SCH BD GTY)
5.000%, 12/01/21	425	446,811
University of Washington (RB) Series A
5.000%, 07/01/22	6,505	7,019,155

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
WASHINGTON — (Continued)
Washington State (GO) Series 2013A
5.000%, 08/01/21	225	$232,994
Washington State (GO) Series A
5.000%, 07/01/23	3,800	4,273,822
5.000%, 08/01/23	750	846,420
Washington State (GO) Series B
5.000%, 07/01/24	1,200	1,404,708
5.000%, 07/01/25	1,500	1,819,380
Washington State (GO) Series C
5.000%, 02/01/23	1,500	1,657,950
Washington State (GO) Series D
5.000%, 06/01/27	3,000	3,836,190
Washington State (GO) Series E
5.000%, 02/01/23	1,940	2,144,282
Washington State (GO) Series R-2012C
4.000%, 07/01/21	1,610	1,650,186
Washington State (GO) Series R-2018D
5.000%, 08/01/25	3,635	4,421,759
Washington State (GO) Series R-2020C
5.000%, 07/01/24	4,070	4,764,301
Washington State (GO) Series R-C
5.000%, 07/01/23	3,500	3,936,415

TOTAL WASHINGTON		125,468,519

	Face Amount^	Value†
	(000)
WEST VIRGINIA — (0.0%)
West Virginia State (GO) Series A
5.000%, 12/01/23	500	$571,825

WISCONSIN — (2.0%)
City of Milwaukee (GO) Series N4
5.000%, 04/01/27	2,000	2,497,880
City of Oshkosh (GO) Series B
3.000%, 12/01/23	445	480,115
DeForest Area School District (GO)
5.000%, 04/01/24	1,810	2,089,482
Oregon School District (GO)
3.000%, 03/01/21	430	433,814
Wisconsin State (GO)
5.000%, 05/01/24	2,515	2,925,951
Wisconsin State (GO) Series 3
5.000%, 11/01/22	3,110	3,404,362
Wisconsin State (GO) Series A
5.000%, 05/01/23	8,515	9,515,342
5.000%, 05/01/24	7,720	8,981,448
5.000%, 05/01/25	7,885	9,512,070

TOTAL WISCONSIN		39,840,464

TOTAL MUNICIPAL BONDS Cost ($ 1,930,258,764)		2,022,072,777

TOTAL INVESTMENTS — (100.0%) (Cost $ 1,930,258,764)		$2,022,072,777

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$2,022,072,777	—	$2,022,072,777

TOTAL	—	$2,022,072,777	—	$2,022,072,777

See accompanying Notes to Financial Statements.

DFA SELECTIVE STATE MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount^	Value†
	(000)
MUNICIPAL BONDS — (100.0%)
ALABAMA — (0.6%)
UAB Medicine Finance Authority (RB) Series B2
5.000%, 09/01/30	200	$242,256
University of South Alabama (RB) (AGM)
4.000%, 04/01/38	250	284,095

TOTAL ALABAMA		526,351

ALASKA — (0.8%)
Alaska State (GO) Series
5.000%, 08/01/36	250	325,138
Borough of Matanuska-Susitna AK
5.250%, 09/01/28	265	311,571

TOTAL ALASKA		636,709

ARIZONA — (0.1%)
Apache County Industrial Development Authority Series A
4.500%, 03/01/30	115	118,962

ARKANSAS — (0.3%)
Pulaski County Special School District (GO) (ST AID WITHHLDG)
2.000%, 02/01/29	250	258,425

CALIFORNIA — (2.9%)
California Health Facilities Financing Authority (RB) Series A
5.000%, 04/01/33	250	316,487
California Statewide Communities Development Authority
4.125%, 03/01/34	150	167,160
City of El Cerrito (RB) (NPFGC )
5.000%, 05/01/29	250	297,270
City of Sacramento Transient Occupancy Tax Revenue (RB) Series
5.000%, 06/01/26	250	290,895
Lower Tule River Irrigation District (RB) Series A
5.000%, 08/01/26	300	360,804

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Mountain House Public Financing Authority (RB) (BAM) Series A
4.000%, 12/01/29	165	$199,271
Oakland Unified School District/Alameda County (GO) Series A
5.000%, 08/01/23	300	335,409
San Francisco City & County Airport Comm-San Francisco International Airport (RB) Series SER 2020B
4.000%, 05/01/40	210	241,063
Victor Valley Transit Authority
3.000%, 07/01/37	210	221,279

TOTAL CALIFORNIA		2,429,638

COLORADO — (2.1%)
Cherokee Metropolitan District (RB) (BAM)
4.000%, 08/01/34	150	180,967
E-470 Public Highway Authority (RB) Series A
5.000%, 09/01/34	200	260,648
5.000%, 09/01/36	300	387,582
Fossil Ridge Metropolitan District No. 3 (GO) (BAM)
5.000%, 12/01/29	200	256,084
Sand Creek Metropolitan District (GO) (AGM) Series A
4.000%, 12/01/24	250	282,325
South Suburban Park & Recreation District
5.000%, 12/15/31	200	256,218
Upper Eagle Regional Water Authority (RB) (AGM)
5.000%, 12/01/29	100	131,489

TOTAL COLORADO		1,755,313

CONNECTICUT — (0.7%)
Connecticut State Special Tax Revenue (RB)
5.000%, 05/01/38	500	627,270

DFA SELECTIVE STATE MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
DISTRICT OF COLUMBIA — (0.4%)
Washington Metropolitan
Area Transit Authority (RB)
5.000%, 07/01/31	250	$309,808

FLORIDA — (10.1%)
Central Florida Expressway Authority Series A
4.000%, 07/01/37	250	280,020
City of Gainesville Utilities System Revenue (RB) Series
5.000%, 10/01/25	1,500	1,833,540
City of Hollywood Water & Sewer Revenue (RB)
5.000%, 10/01/28	250	328,070
County of Seminole FL Water & Sewer Revenue Series A
5.000%, 10/01/27	535	652,507
Hillsborough County School Board
5.000%, 07/01/30	500	633,000
Miami Beach Redev. Agency
5.000%, 02/01/29	325	369,067
Miami-Dade County Aviation Revenue (RB)
5.000%, 10/01/30	300	355,908
Miami-Dade County Expressway Authority (RB) Series A
5.000%, 07/01/33	300	353,751
Miami-Dade County Water & Sewer System Revenue (RB) Series B
5.000%, 10/01/28	1,310	1,673,001
North Broward Hospital District (RB) Series B
5.000%, 01/01/35	250	290,558
Pasco County (GO) Series
5.000%, 10/01/24	570	672,725
5.000%, 10/01/25	570	696,432
School Board of Miami-Dade County/The Series A
5.000%, 05/01/31	250	293,762

TOTAL FLORIDA		8,432,341

GEORGIA — (1.9%)
Board of Water Light & Sinking Fund Commissioners of The City of Dalton/The (RB)
5.000%, 03/01/29	250	299,755

	Face Amount^	Value†
	(000)
GEORGIA — (Continued)
Brookhaven Dev. Authority (RB)
5.000%, 07/01/34	250	$316,638
City of Atlanta Department of Aviation (RB) Series E
5.000%, 07/01/34	375	475,301
Dev. Authority for Fulton County (RB)
5.000%, 10/01/30	200	246,814
Dev. Authority of Cobb County/The (RB)
4.000%, 07/15/24	195	215,736

TOTAL GEORGIA		1,554,244

HAWAII — (0.3%)
Hawaii State Airports System Revenue (RB) Series D
4.000%, 07/01/39	250	280,715

IDAHO — (0.3%)
Idaho Health Facilities Auth.
5.000%, 03/01/37	200	242,028

ILLINOIS — (5.9%)
Chicago O’Hare International Airport
5.000%, 01/01/33	290	333,100
Chicago O’Hare International Airport (RB) Series B
5.000%, 01/01/27	265	289,102
DuPage & Cook Counties Township High School District No. 86 Hinsdale (GO)
5.000%, 01/15/25	500	591,340
Grundy & Will Counties Community Unit School District No. 1 Coal City (GO)
5.000%, 02/01/27	500	608,545
Illinois Finance Authority (RB)
5.000%, 08/01/27	250	286,047
Knox & Warren Counties Community Unit School District No. 205 Galesburg (GO) (BAM) Series B
4.000%, 01/01/27	500	583,375
Springfield Electric Revenue
5.000%, 03/01/28	140	164,588
Village of Glencoe (GO) Series A
3.000%, 12/15/24	915	1,009,867

DFA SELECTIVE STATE MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
ILLINOIS — (Continued)
Village of Schaumburg (GO) Series
4.000%, 12/01/26	500	$594,540
Will County Community Unit School District No. 201-U Crete-Monee (GO) (AGM) Series B
5.000%, 01/01/27	400	485,808

TOTAL ILLINOIS		4,946,312

INDIANA — (1.3%)
Ball State University (RB) Series R
5.000%, 07/01/29	255	316,991
City of Hobart (GO) (ST INTERCEPT) Series B
3.000%, 01/01/26	300	317,295
Indiana State University (RB) Series T
4.000%, 10/01/39	110	126,943
Indianapolis Local Public Improvement Bond Bank (RB) Series A
5.000%, 01/15/29	300	328,671

TOTAL INDIANA		1,089,900

IOWA — (2.9%)
Pottawattamie County (GO) Series
3.000%, 06/01/22	750	781,853
Sioux City IA
5.000%, 06/01/25	1,350	1,622,038

TOTAL IOWA		2,403,891

KENTUCKY — (1.5%)
Campbell Kenton & Boone Counties Sanitation District No. 1 (RB)
2.000%, 08/01/30	300	313,794
Kentucky Bond Dev. Corp. (RB)
5.000%, 09/01/24	250	288,437
Kentucky State Property & Building Commission (RB) Series A
5.000%, 11/01/29	500	631,250

TOTAL KENTUCKY		1,233,481

	Face Amount^	Value†
	(000)
LOUISIANA — (0.4%)
Louisiana Public Facilities Authority (RB)
5.000%, 05/15/31	250	$317,143

MAINE — (0.3%)
City of Portland General Airport Revenue (RB)
5.000%, 01/01/27	210	244,490

MASSACHUSETTS — (1.1%)
Massachusetts Dev. Finance Agency (RB) Series H
5.000%, 01/01/24	300	336,258
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue (RB) Series A
5.000%, 01/01/33	445	560,549

TOTAL MASSACHUSETTS		896,807

MICHIGAN — (1.0%)
Karegnondi Water Authority (RB)
5.000%, 11/01/29	500	628,520
Michigan Finance Authority
4.000%, 11/15/35	200	222,518

TOTAL MICHIGAN		851,038

MINNESOTA — (0.3%)
Plymouth Intermediate District No. 287 Series A
5.000%, 02/01/30	205	250,723

MISSISSIPPI — (0.3%)
Mississippi State (RB) Series
5.000%, 10/15/23	250	277,493

MISSOURI — (0.3%)
Missouri Dev. Finance Board (RB) Series A
5.000%, 06/01/26	250	272,803

NEBRASKA — (0.2%)
Public Power Generation Agency (RB)
5.000%, 01/01/28	165	192,492

NEVADA — (4.0%)
Clark County NV (GO) Series
5.000%, 11/01/27	1,000	1,284,380

DFA SELECTIVE STATE MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
NEVADA — (Continued)
Clark County NV Passenger Facility Charge Revenue (RB)
5.000%, 07/01/32	240	$301,262
Nevada State (GO) Series D
5.000%, 04/01/27	1,500	1,793,985

TOTAL NEVADA		3,379,627

NEW JERSEY — (2.1%)
ATLANTIC CNTY NJ ATL 04/28 FIXED OID 3
3.000%, 04/01/28	555	598,529
City of Vineland (GO) (AGM)
3.000%, 10/01/28	500	557,010
New Jersey State (GO)
4.000%, 06/01/30	300	320,475
New Jersey Turnpike Authority (RB) Series
5.000%, 01/01/30	230	261,919

TOTAL NEW JERSEY		1,737,933

NEW YORK — (2.8%)
City of New York (GO) Series B-
5.000%, 12/01/29	500	607,905
City of Syracuse (GO) Series A
4.000%, 05/15/29	450	520,205
Monroe County Industrial Dev. Corp. (RB)
5.000%, 07/01/27	150	185,388
5.000%, 12/01/28	250	310,860
New York State Dormitory Authority (RB)
5.000%, 07/01/23	280	309,159
Port Authority of New York & New Jersey (RB) Series
5.000%, 11/15/28	300	375,831

TOTAL NEW YORK		2,309,348

NORTH CAROLINA — (0.3%)
University of North Carolina at Greensboro (RB)
5.000%, 04/01/27	250	284,230

OHIO — (0.8%)
Akron OH Income Tax Revenue Akrgen
5.000%, 12/01/26	395	462,075

	Face Amount^	Value†
	(000)
OHIO — (Continued)
City of Mansfield (GO) (BAM)
5.000%, 12/01/25	190	$229,737

TOTAL OHIO		691,812

OKLAHOMA — (1.1%)
Oklahoma Turnpike Authority (RB) Series A
5.000%, 01/01/28	500	645,465
University of Oklahoma/The (RB)
5.000%, 07/01/27	215	260,344

TOTAL OKLAHOMA		905,809

OREGON — (0.8%)
Deschutes County Hospital Facilities Authority (RB)
5.000%, 01/01/28	115	144,899
Metro (RB)
5.000%, 06/15/30	225	279,999
Salem Hospital Facility Authority (RB)
5.000%, 05/15/37	200	246,568

TOTAL OREGON		671,466

PENNSYLVANIA — (5.3%)
Butler Area Sewer Authority (RB) (BAM) Series A
2.000%, 07/01/29	300	313,779
Catasauqua Area School District (GO) (BAM ST AID WITHHLDG)
4.000%, 02/15/28	200	234,628
Chester County School Authority (RB)
5.000%, 03/01/28	235	281,452
City of Philadelphia Airport Revenue (RB) Series
4.000%, 07/01/36	250	283,295
Commonwealth of
Pennsylvania Series
5.000%, 03/15/28	350	415,117
Derry Township Industrial & Commercial Dev. Authority (RB)
4.000%, 11/15/29	400	475,488
DuBois Hospital Authority
5.000%, 07/15/32	250	298,268
Montgomery County Higher Education and Health Authority (RB) Series
5.000%, 09/01/27	295	364,116

DFA SELECTIVE STATE MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
PENNSYLVANIA — (Continued)
Pennsylvania Higher Educational Facilities Authority Series AT-
5.000%, 06/15/30	150	$179,049
Pennsylvania Turnpike Commission (RB) Series
5.000%, 12/01/37	500	637,330
Philadelphia Gas Works Co (RB) (AGM) Series
5.000%, 08/01/28	250	321,097
Westmoreland County (GO) Series
5.000%, 08/15/29	500	636,195

TOTAL PENNSYLVANIA		4,439,814

SOUTH CAROLINA — (0.5%)
South Carolina Public Service Authority (RB) Series A
5.000%, 12/01/31	335	389,900

SOUTH DAKOTA — (1.3%)
Sioux Falls SD Sales Tax Revenue
5.000%, 11/15/26	750	940,372
South Dakota Health & Educational Facilities Authority (RB)
3.250%, 09/01/32	100	109,221

TOTAL SOUTH DAKOTA		1,049,593

TEXAS — (22.6%)
Alamo Community College District
5.000%, 08/15/27	950	1,218,270
Alief Independent School District (GO) (PSF-GTD)
5.000%, 02/15/26	1,485	1,834,213
Bexar County (GO) Series B
¤ 5.000%, 06/15/25 (Pre-refunded @ $100, 6/15/23)	1,500	1,684,875
Brazosport Independent School District (GO) (PSF-GTD)
5.000%, 02/15/23	530	586,641
City of Austin (GO) Series A
5.000%, 09/01/24	1,200	1,413,780
City of Austin Water & Wastewater System Revenue (RB)
5.000%, 11/15/24	675	785,120

	Face Amount^	Value†
	(000)
TEXAS — (Continued)
City of El Paso (GO) Series B
5.000%, 08/15/23	455	$514,450
City of Lewisville (GO)
5.000%, 02/15/25	895	1,070,304
City of Lubbock (GO)
5.000%, 02/15/23	720	796,594
City of San Antonio Electric & Gas Systems Revenue (RB)
5.000%, 02/01/22	1,000	1,059,110
Conroe Independent School District (GO) (PSF-GTD) Series A
5.000%, 02/15/25	585	697,934
Dallas Fort Worth International Airport (RB) Series F
5.125%, 11/01/25	80	90,382
Edinburg Consolidated Independent School District (GO)
5.000%, 02/15/25	235	277,622
Fort Bend County Municipal Management District No. 1 (GO) (BAM)
2.000%, 09/01/30	245	249,435
Grand Parkway Transportation Corp. (RB)
5.000%, 02/01/23	300	327,621
Harris County Cultural Education Facilities Finance Corp. (RB)
5.000%, 12/01/22	220	240,013
Harris County Municipal Utility District No. 165 (GO) (AGM)
3.000%, 03/01/24	500	538,400
Hunt Memorial Hospital District Charitable Health (GO)
5.000%, 02/15/28	250	304,430
Katy Independent School District Series D
5.000%, 02/15/25	1,000	1,199,650
Lower Colorado River Authority (RB)
5.000%, 05/15/24	320	371,014
Stephen F Austin State University (RB)
5.000%, 10/15/29	230	277,872

DFA SELECTIVE STATE MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
TEXAS — (Continued)
Texas Transportation Commission State Highway Fund Series A
5.000%, 04/01/23	1,500	$1,669,980
Trinity River Authority Denton Creek Wastewater Treatment System Revenue (RB)
5.000%, 02/01/24	755	866,363
5.000%, 02/01/25	400	475,732
Washington County Junior College District (RB) (AGM)
5.000%, 10/01/24	350	409,353

TOTAL TEXAS		18,959,158

UTAH — (4.2%)
Davis School District (GO) (SCH BD GTY) Series
5.000%, 06/01/21	1,005	1,032,426
Granite School District Board of Education (GO) (SCH BD GTY)
5.000%, 06/01/25	1,000	1,210,910
Ogden City School District (GO) (SCH BD GTY)
5.000%, 06/15/26	1,000	1,248,760

TOTAL UTAH		3,492,096

WASHINGTON — (12.7%)
Central Washington University (RB)
4.000%, 05/01/26	270	287,210
City of Everett Water & Sewer Revenue (RB)
5.000%, 12/01/27	1,640	2,057,134
King County (GO) Series C
¤ 5.000%, 01/01/32 (Pre-refunded @ $100, 7/1/22)	1,295	1,396,904
Pierce County (GO)
4.000%, 08/01/24	1,360	1,543,831
Pierce County School District No. 10 Tacoma (GO) (SCH BD GTY)
5.000%, 12/01/26	500	633,295
Pierce County Sewer Revenue (RB)
4.000%, 08/01/28	350	431,546

	Face Amount^	Value†
	(000)
WASHINGTON — (Continued)
Port of Everett (RB)
4.000%, 12/01/28	215	$244,997
Snohomish County School District No 201 Snohomish
5.000%, 12/01/27	1,500	1,827,075
Washington Health Care Facilities Auth.
4.000%, 07/01/37	200	220,218
Washington State (GO)
5.000%, 08/01/31	1,000	1,207,010
Washington State (GO) Series R-2018C
5.000%, 08/01/27	625	802,619

TOTAL WASHINGTON		10,651,839

WISCONSIN — (5.5%)
City of Madison (GO) Series A
3.000%, 10/01/21	425	435,748
City of Milwaukee (GO) Series
4.000%, 04/01/28	300	346,767
City of Milwaukee WI Series
5.000%, 04/01/26	300	365,937
Wisconsin Health & Educational Facilities Authority (RB)
5.000%, 04/04/32	320	399,178
Wisconsin Health & Educational Facilities Authority
5.000%, 07/01/34	220	262,629
Wisconsin State (GO) (ETM) Series 1
5.000%, 05/01/22	1,500	1,606,455
Wisconsin State (GO) Series 1
5.000%, 11/01/24	1,000	1,186,140

TOTAL WISCONSIN		4,602,854

TOTAL MUNICIPAL BONDS Cost ($ 83,818,049)		83,713,856

TOTAL INVESTMENTS — (100.0%) (Cost $ 83,818,049)		$83,713,856

DFA SELECTIVE STATE MUNICIPAL BOND PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$83,713,856	—	$83,713,856

TOTAL.	—	$83,713,856	—	$83,713,856

See accompanying Notes to Financial Statements.

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount^	Value†
	(000)
MUNICIPAL BONDS — (100.0%)
CALIFORNIA — (100.0%)
Anaheim Housing & Public Improvements Authority (RB)
¤ 5.000%, 10/01/33 (Pre-refunded @ $100, 10/01/21)	1,910	$1,991,977
¤ 5.000%, 10/01/34 (Pre-refunded @ $100, 10/01/21)	3,225	3,363,417
Bay Area Toll Authority (RB) Series F-1
5.000%, 04/01/22	1,000	1,067,450
¤ 5.000%, 04/01/23 (Pre-refunded @ $100, 4/1/22)	1,005	1,072,938
¤ 5.000%, 04/01/26 (Pre-refunded @ $100, 4/1/22)	11,660	12,448,216
Bay Area Toll Authority (RB) Series F-2
4.000%, 04/01/21	5,365	5,448,748
Berkeley Unified School District (GO) Series
5.000%, 08/01/22	3,000	3,248,190
5.000%, 08/01/23	295	333,533
Beverly Hills Unified School District (GO) Series
5.000%, 08/01/21	9,700	10,046,193
California Education Notes Program (RN) Series A
4.000%, 06/30/21	6,500	6,660,030
California Municipal Finance Authority (RB)
¤ 6.000%, 01/01/42 (Pre-refunded @ $100, 01/01/22)	1,750	1,861,492
California State (GO)
5.000%, 11/01/20	8,000	8,000,000
5.000%, 12/01/20	1,000	1,003,720
5.000%, 02/01/21	1,900	1,922,173
5.000%, 04/01/21	795	810,606
California State (GO)
5.000%, 08/01/21	28,440	29,443,931
California State (GO)
5.000%, 09/01/21	17,955	18,656,682
5.000%, 10/01/21	17,155	17,892,837

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
California State (GO)
5.000%, 11/01/21	5,500	$5,758,170
5.000%, 12/01/21	2,000	2,101,740
5.000%, 03/01/22	10,000	10,626,500
5.000%, 08/01/22	785	849,433
5.250%, 09/01/22	11,420	12,453,967
5.000%, 10/01/22	12,000	13,078,800
5.250%, 10/01/22	500	547,330
2.000%, 11/01/22	1,500	1,551,270
California State (GO) Series B
5.000%, 09/01/21	840	872,827
California State Department of Water Resources (RB)
5.000%, 12/01/21	1,000	1,051,430
California State Department of Water Resources (RB) Series AS
5.000%, 12/01/22	3,355	3,685,166
California State Department of Water Resources (RB) Series BA
5.000%, 12/01/21	4,005	4,210,977
California State Department of Water Resources (RB) (ETM) Series AS
5.000%, 12/01/22	35	38,382
California State Department of Water Resources Power Supply Revenue (RB) Series O
5.000%, 05/01/21	15,855	16,236,471
5.000%, 05/01/22	11,320	12,130,399
California State Public Works Board (RB) (ETM) Series
5.000%, 09/01/21	1,050	1,091,927
California State Public Works Board (RB) Series
5.000%, 11/01/22	2,475	2,710,298
California State Public Works Board (RB) Series B
¤ 5.250%, 10/01/24 (Pre-refunded @ $100, 10/1/21)	550	575,372
California State University Series A
5.000%, 11/01/21	1,425	1,493,215

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
California State University (RB) Series A
5.000%, 11/01/22	2,700	$2,958,417
Campbell Union High School District Series B
4.000%, 08/01/21	1,000	1,028,250
Carlsbad Unified School District (GO) Series A
5.000%, 08/01/21	1,160	1,201,400
Cerritos Community College District (GO) Series
4.000%, 08/01/21	1,250	1,285,313
Chabot-Las Positas Community College District (GO)
4.000%, 08/01/22	3,050	3,251,178
Chico Unified School District (GO) Series
4.000%, 08/01/21	625	642,513
City & County of San Francisco (GO) Series D-
5.000%, 06/15/21	5,000	5,148,450
City & County of San Francisco (GO) Series R1
City & County of San Francisco (GO) Series R1
5.000%, 06/15/21	1,100	1,132,660
5.000%, 06/15/22	1,000	1,077,430
City of Berkeley (RN)
1.750%, 07/27/21	20,000	20,232,400
City of Campbell (GO)
3.000%, 09/01/21	1,660	1,698,429
City of Long Beach CA Harbor Revenue (RB) Series A
5.000%, 12/15/20	14,930	15,012,861
City of Los Angeles (RN)
4.000%, 06/24/21	20,950	21,452,800
City of Los Angeles Wastewater System Revenue (RB) Series B
5.000%, 06/01/21	1,400	1,438,780
City of Pasadena Electric Revenue (RB) Series A
5.000%, 06/01/22	385	414,033

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
City of San Francisco Public Utilities Commission Water Revenue (RB)
City of San Francisco Public Utilities Commission Water Revenue (RB)
5.000%, 11/01/20	4,895	$4,895,000
4.000%, 11/01/22	3,000	3,221,190
5.000%, 11/01/22	1,345	1,471,174
¤ 5.000%, 11/01/22 (Pre-refunded @ $100, 11/1/21)	850	890,596
5.000%, 11/01/23	1,835	2,092,194
¤ 5.000%, 11/01/27 (Pre-refunded @ $100, 11/1/21)	5,690	5,961,754
City of San Francisco Public Utilities Commission Water Revenue (RB) Series
¤ 5.000%, 11/01/28 (Pre-refunded @ $100, 11/1/20)	6,200	6,200,000
City of San Francisco Public Utilities Commission Water Revenue (RB) Series A
¤ 5.000%, 11/01/32 (Pre-refunded @ $100, 5/1/22)	500	535,795
City of Santa Rosa Wastewater Revenue (RB) Series A
5.000%, 09/01/21	1,760	1,829,379
Contra Costa Community College District (GO)
5.000%, 08/01/21	1,250	1,294,613
Contra Costa Community College District (GO) Series
4.000%, 08/01/21	5,220	5,367,465
Desert Community College District (GO)
3.000%, 08/01/21	7,510	7,666,358
5.000%, 08/01/21	665	688,734
4.000%, 08/01/22	800	852,768
Desert Sands Unified School District (GO)
4.000%, 08/01/21	450	462,713
East Bay Regional Park District (GO) Series A
4.000%, 09/01/21	210	216,596

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
El Monte Union High School District (GO)
2.000%, 06/01/22	1,080	$1,106,633
El Segundo Unified School District (GO) Series
5.000%, 08/01/21	600	621,414
Fontana Unified School District (GO)
4.000%, 08/01/21	530	545,137
Fresno County (RN)
5.000%, 06/30/21	38,000	39,193,960
Fresno Unified School District (GO) Series
4.000%, 08/01/21	1,165	1,197,643
Gavilan Joint Community College District (GO) Series A
4.000%, 08/01/21	1,500	1,541,925
Gilroy School Facilities Financing Authority (RB) Series A-
¤ 5.000%, 08/01/46 (Pre-refunded @ $100, 8/1/23)	3,000	3,390,360
Gilroy Unified School District (GO) (AGM)
4.000%, 08/01/23	1,900	2,096,213
Glendale Community College District (GO) Series
3.000%, 08/01/21	525	535,931
4.000%, 08/01/22	625	666,225
4.000%, 08/01/23	500	551,635
Hartnell Community College District (GO) Series
4.000%, 08/01/21	980	1,007,685
4.000%, 08/01/22	1,015	1,081,949
Huntington Beach City School District (GO) Series
4.000%, 08/01/21	390	401,018
4.000%, 08/01/22	180	191,873
Imperial Irrigation District Electric System Revenue (RB) Series A
¤ 5.500%, 11/01/41 (Pre-refunded @ $100, 11/1/20)	9,105	9,105,000
Kern Community College District (GO) Series C
4.000%, 08/01/22	575	612,398
Kern High School District (GO) (AGM) Series
2.000%, 08/01/22	5,295	5,459,939

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Laguna Beach Unified School District (GO)
2.000%, 08/01/21	1,885	$1,910,221
Local Public Schools Funding Authority School Improvement District No. 2016-1 (GO) (BAM) Series
5.000%, 08/01/21	1,550	1,604,606
5.000%, 08/01/22	1,500	1,623,120
Lodi Unified School District (GO) Series 2020
4.000%, 08/01/21	2,390	2,456,968
Long Beach Unified School District (GO) Series B
5.000%, 08/01/21	11,115	11,511,694
5.000%, 08/01/22	11,555	12,518,225
Los Altos Elementary School District (RN)
3.000%, 07/15/21	5,000	5,097,550
Los Altos Elementary School District (GO)
4.000%, 08/01/21	1,550	1,593,788
Los Angeles Community College District (GO)
5.000%, 08/01/21	2,890	2,993,346
Los Angeles Community College District (GO) Series
5.000%, 08/01/23	3,350	3,783,624
Los Angeles Community College District (GO) Series A
5.000%, 08/01/23	1,585	1,790,162
Los Angeles Community College District (GO) Series J
3.000%, 08/01/22	2,980	3,125,215
Los Angeles Community College District Series B-1
5.000%, 08/01/21	15,690	16,251,074
Los Angeles County Capital Asset Leasing Corp. (RB) Series
5.000%, 12/01/20	6,350	6,373,685
5.000%, 06/01/21	3,855	3,961,783
Los Angeles County Metropolitan Transportation Authority (RB)
5.000%, 07/01/21	2,470	2,546,940

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Los Angeles County Metropolitan Transportation Authority (RB) Series A
5.000%, 07/01/21	9,000	$9,280,350
5.000%, 07/01/22	1,765	1,902,652
5.000%, 07/01/23	18,000	20,249,460
Los Angeles County Metropolitan Transportation Authority (RB) Series C
5.000%, 07/01/21	1,400	1,443,610
5.000%, 07/01/23	1,500	1,687,455
Los Angeles County Schools (RN) Series A-
3.000%, 02/01/21	2,200	2,214,982
Los Angeles Department of Water (RB) Series A
5.000%, 07/01/21	1,675	1,727,863
5.000%, 07/01/22	675	728,352
Los Angeles Department of Water (RB) Series B
4.000%, 07/01/21	700	717,472
5.000%, 07/01/21	1,500	1,547,340
Los Angeles Department of Water & Power Power System Revenue (RB) Series A
5.000%, 07/01/21	3,750	3,867,337
Los Angeles Department of Water & Power Power System Revenue (RB) Series D
5.000%, 07/01/21	875	902,379
Los Angeles Unified School District (GO) Series A
Los Angeles Unified School District (GO) Series A
5.000%, 07/01/21	5,150	5,311,143
5.000%, 07/01/23	20,000	22,448,200
Los Angeles Unified School District (GO) Series A-2
5.000%, 07/01/21	5,345	5,512,245
Los Angeles Unified School District (GO) Series B
5.000%, 07/01/22	1,350	1,454,342
Los Angeles Unified School District (GO) Series C
5.000%, 07/01/22	5,560	5,989,732
Los County Angeles (RN) Series A
4.000%, 06/30/21	15,000	15,373,350

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Los Rios Community College District (GO) Series
4.000%, 08/01/21	8,970	$9,223,402
Mammoth Unified School District (GO) Series
4.000%, 08/01/22	1,000	1,065,410
Manhattan Beach Unified School District (GO) Series B
3.000%, 09/01/21	1,360	1,391,484
3.000%, 09/01/22	1,400	1,471,218
3.000%, 09/01/23	1,100	1,186,031
Manhattan Beach Unified School District (GO) Series F
4.000%, 09/01/21	500	515,705
Metropolitan Water District of Southern California (RB)
5.000%, 01/01/22	700	738,948
Metropolitan Water District of Southern California (RB) Series C
5.000%, 07/01/21	300	309,507
5.000%, 07/01/22	475	512,706
Metropolitan Water District of Southern California (GO) Series A
5.000%, 03/01/22	1,105	1,175,289
Milpitas Unified School District (RN)
3.000%, 06/30/21	5,000	5,093,100
Miracosta Community College District (GO) Series
2.000%, 08/01/21	14,155	14,344,394
4.000%, 08/01/22	3,270	3,485,689
Miracosta Community College District Series
4.000%, 08/01/23	2,000	2,203,640
Mount San Jacinto Community College District (GO) Series B
5.000%, 08/01/21	1,630	1,687,914
Napa Valley Unified School District (RAN)
4.000%, 02/26/21	3,000	3,035,010
New Haven Unified School District (GO) (BAM) Series B
5.000%, 08/01/21	3,100	3,209,926

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
North Orange County Community College District Series B
4.000%, 08/01/21	1,865	$1,917,686
North Orange County Community College District (GO) Series B
4.000%, 08/01/22	1,350	1,439,046
Norwalk-La Mirada Unified School District (GO) Series
4.000%, 08/01/21	1,205	1,238,764
4.000%, 08/01/22	1,000	1,065,410
Orange County Sanitation District (RB) Series A
5.000%, 02/01/24	5,295	6,112,654
Oxnard Union High School District (GO) Series
4.000%, 08/01/22	600	639,576
Palo Alto Unified School District (GO)
5.000%, 08/01/21	1,000	1,035,690
Palomar Community College District (GO)
5.000%, 05/01/23	715	799,949
Peralta Community College District (GO) Series
5.000%, 08/01/21	9,000	9,308,790
Peralta Community College District (GO) Series A
4.000%, 08/01/23	1,515	1,666,197
Peralta Community College District (GO) Series B
5.000%, 08/01/22	1,845	1,992,711
Pittsburg Unified School District Financing Authority (RB) (AGM)
¤ 5.500%, 09/01/46 (Pre-refunded @ $100, 9/1/21)	1,065	1,111,935
Riverside County (RN)
4.000%, 06/30/21	38,000	38,943,160
Sacramento Municipal Utility District (RB) Series X
5.000%, 08/15/21	750	778,043
¤ 5.000%, 08/15/25 (Pre-refunded @ $100, 8/15/21)	2,985	3,095,624
¤ 5.000%, 08/15/26 (Pre-refunded @ $100, 8/15/21)	6,065	6,289,769

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
San Diego Community College District (GO)
¤ 5.000%, 08/01/41 (Pre-refunded @ $100, 8/1/21)	26,875	$27,842,231
¤ 5.000%, 08/01/43 (Pre-refunded @ $100, 08/01/23)	8,500	9,606,020
San Diego County Regional Transportation Commission (RB) Series
¤ 5.000%, 04/01/36 (Pre-refunded @ $100, 4/1/22)	1,000	1,067,600
San Diego County Water Authority (RB)
5.000%, 05/01/22	1,270	1,360,716
San Diego County Water Authority Financing Corp. (RB)
5.000%, 05/01/21	550	563,041
San Diego Public Facilities Financing Authority Sewer Revenue (RB)
5.000%, 05/15/22	7,395	7,935,796
San Diego Unified School District (GO) Series
5.000%, 07/01/21	11,480	11,839,898
San Diego Unified School District (GO) Series D-
5.000%, 07/01/22	2,400	2,588,424
San Diego Unified School District (GO) Series K-
4.000%, 07/01/21	13,000	13,321,750
San Diego Unified School District (GO) Series R-3
5.000%, 07/01/23	2,000	2,249,380
San Diego Unified School District (RN) Series A
5.000%, 06/30/21	7,820	8,066,799
San Diego Unified School District (GO) (AGM) Series C-2
5.500%, 07/01/21	1,390	1,438,164
San Francisco Bay Area Rapid Transit District Series C-1
5.000%, 08/01/24	955	1,122,698
San Francisco Unified School District (GO)
4.000%, 06/15/21	4,455	4,559,292
5.000%, 06/15/21	5,000	5,147,800

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
San Francisco Unified School District (GO) Series B
4.000%, 06/15/21	8,000	$8,187,280
4.000%, 06/15/22	6,000	6,366,780
San Francisco Unified School District (GO) Series F&C
2.000%, 06/15/22	1,750	1,800,522
San Joaquin County Transportation Authority (RB) Series A
¤ 6.000%, 03/01/36 (Pre-refunded @ $100, 03/01/21)	1,175	1,197,313
San Jose Evergreen Community College District (GO)
5.000%, 09/01/21	250	259,920
San Jose Evergreen Community College District (GO) Series B
4.000%, 09/01/21	1,435	1,480,073
4.000%, 09/01/22	1,800	1,924,380
San Juan Unified School District (GO)
3.000%, 08/01/22	7,000	7,332,360
San Leandro Unified School District (GO) (BAM) Series
4.000%, 08/01/21	575	590,807
4.000%, 08/01/22	550	585,277
San Leandro Unified School District (GO) Series B
4.000%, 08/01/21	265	272,285
San Mateo County Community College District (GO)
4.000%, 09/01/21	1,310	1,351,147
San Mateo Union High School District (GO) Series A
4.000%, 09/01/21	810	835,442
4.000%, 09/01/22	1,660	1,774,706
San Ramon Valley Unified School District (GO)
4.000%, 08/01/21	4,920	5,058,990
Santa Ana Community Redevelopment Agency Successor Agency
¤ 6.750%, 09/01/28 (Pre-refunded @ $100, 3/1/21)	1,000	1,021,520

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Santa Barbara Unified School District (RN)
3.000%, 06/30/21	6,335	$6,453,845
Santa Clara Valley Transportation Authority Series A
5.000%, 06/01/21	675	693,698
Santa County Cruz (RN)
3.000%, 07/09/21	1,165	1,187,193
Santa Monica Community College District (GO) Series A
4.000%, 08/01/21	1,400	1,439,550
Santa Monica-Malibu Unified School District
4.000%, 08/01/21	4,500	4,627,125
Santa Monica-Malibu Unified School District Series D
¤ 5.000%, 08/01/43 (Pre-refunded @ $100, 8/1/23)	835	943,650
Sierra Joint Community College District
4.000%, 08/01/21	1,025	1,053,956
Simi Valley Unified School
District (GO) Series
4.000%, 08/01/22	600	639,462
Sonoma County Junior College District Series
4.000%, 08/01/21	1,000	1,028,250
Southern California Public Power Authority (RB)
Southern California Public Power Authority (RB)
5.000%, 07/01/21	4,275	4,407,874
5.000%, 07/01/22	430	464,284
Southwestern Community College District (GO) Series B-
3.000%, 08/01/22	5,010	5,253,235
Southwestern Community College District (GO) Series E-2
3.000%, 08/01/22	750	786,413
3.000%, 08/01/23	820	882,263
State of California
State of California
5.000%, 09/01/22	11,050	12,000,190
5.000%, 10/01/22	14,500	15,803,550
5.000%, 11/01/23	7,000	7,978,880

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Stockton Public Financing Authority (RB) Series A-REMK
¤ 6.250%, 10/01/40 (Pre-refunded @ $100, 10/01/23)	6,200	$7,272,352
Tustin Unified School District (GO)
¤ 6.000%, 08/01/36 (Pre-refunded @ $100, 8/1/21)	1,500	1,564,905
University of California (RB) Series AF
¤ 5.000%, 05/15/33 (Pre-refunded @ $100, 5/15/23)	3,645	4,074,089
University of California (RB) Series BE
5.000%, 05/15/21	3,145	3,224,914
5.000%, 05/15/22	2,125	2,279,721
5.000%, 05/15/23	2,800	3,130,232
University of California (RB) Series G
¤ 5.000%, 05/15/37 (Pre-refunded @ $100, 05/15/22)	17,770	19,060,990
Upper Santa Clara Valley Joint Powers Authority (RB) Series A
5.000%, 08/01/22	905	980,441

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Ventura County (RN)
4.000%, 06/30/21	35,300	$36,181,088
Visalia Unified School District (GO)
5.000%, 08/01/21	3,550	3,675,883
5.000%, 08/01/22	3,275	3,546,203
Walnut Valley Unified School District (GO) Series B
4.000%, 08/01/21	2,500	2,570,625
4.000%, 08/01/22	3,250	3,464,370
4.000%, 08/01/23	2,200	2,427,854
West Valley-Mission Community College District (GO) Series B
5.000%, 08/01/21	1,345	1,393,003
Western Placer Unified School District (RN)
5.000%, 06/30/21	7,000	7,221,410

TOTAL MUNICIPAL BONDS Cost ($1,018,087,226)		1,023,308,539

TOTAL INVESTMENTS — (100.0%) (Cost $1,018,087,226)		$1,023,308,539

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$1,023,308,539	—	$1,023,308,539

TOTAL	—	$1,023,308,539	—	$1,023,308,539

See accompanying Notes to Financial Statements.

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount^	Value†
	(000)
MUNICIPAL BONDS — (100.0%)

CALIFORNIA — (100.0%)
Albany Unified School District (GO)
4.000%, 08/01/21	240	$246,725
Anaheim Housing & Public Improvements Authority (RB)
¤ 5.000%, 10/01/32 (Pre-refunded @ $100, 10/01/21)	235	245,086
¤ 5.000%, 10/01/33 (Pre-refunded @ $100, 10/01/21)	965	1,006,418
¤ 5.000%, 10/01/34 (Pre-refunded @ $100, 10/01/21)	400	417,168
¤ 5.000%, 10/01/41 (Pre-refunded @ $100, 10/01/21)	960	1,001,203
Anaheim Union High School District (GO)
5.000%, 08/01/23	1,905	2,153,831
Antelope Valley Community College District (GO) Series A
5.000%, 08/01/24	850	998,563
Antelope Valley Union High School District (GO)
4.000%, 08/01/21	500	514,010
5.000%, 08/01/22	1,650	1,786,636
Arcadia Unified School District (GO)
3.000%, 08/01/26	1,035	1,186,783
Azusa Unified School District (GO)
4.000%, 07/01/21	400	409,956
5.000%, 07/01/21	825	850,979
Bay Area Toll Authority (RB) Series
¤ 5.000%, 10/01/54 (Pre-refunded @ $100, 10/01/24)	10,700	12,640,124
Bay Area Toll Authority (RB) Series S-4
¤ 5.000%, 04/01/30 (Pre-refunded @ $100, 04/01/23)	10,500	11,703,510

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Bay Area Toll Authority Series F-1
¤ 5.000%, 04/01/54	1,475	$1,712,283
Berkeley Unified School District (GO) Series
5.000%, 08/01/23	600	678,372
Berkeley Unified School District (GO) Series E
5.000%, 08/01/27	455	588,825
5.000%, 08/01/28	2,540	3,366,186
Beverly Hills Unified School District (GO)
2.000%, 08/01/22	2,805	2,892,376
Buena Park School District (GO) (AGM)
2.500%, 08/01/21	75	76,158
Burbank Unified School District (GO)
5.000%, 08/01/24	300	349,869
California Infrastructure & Economic Dev. Bank (RB) (FGIC) (ETM) Series A
5.000%, 07/01/25	2,500	3,042,150
California Infrastructure & Economic Development Bank (RB) (FGIC) Series A
5.000%, 07/01/26	6,500	8,188,570
California Infrastructure & Economic Development Bank (RB) (AMBAC) Series A
¤ 5.000%, 07/01/36 (Pre-refunded @ $100, 01/01/28)	225	297,434
California Municipal Finance Authority (RB)
¤ 5.750%, 01/01/33 (Pre-refunded @ $100, 01/01/22)	750	795,975
¤ 6.000%, 01/01/42 (Pre-refunded @ $100, 01/01/22)	3,905	4,153,788
California State (GO)
5.000%, 11/01/20	750	750,000
5.000%, 02/01/21	700	708,169
5.000%, 04/01/21	475	484,324
California State (GO)
5.000%, 09/01/21	4,165	4,327,768
5.000%, 10/01/21	200	208,602

DFS CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
4.000%, 09/01/22	525	$560,579
5.250%, 09/01/22	2,585	2,819,046
5.250%, 10/01/22	2,380	2,605,291
5.000%, 12/01/22	1,245	1,366,425
5.000%, 02/01/23	1,400	1,547,084
5.000%, 08/01/23	1,500	1,692,390
5.000%, 09/01/23	1,985	2,247,258
5.000%, 10/01/23	100	113,598
5.000%, 11/01/23	875	997,360
5.000%, 05/01/24	975	1,132,462
5.000%, 09/01/24	1,000	1,176,480
5.000%, 10/01/24	2,400	2,832,528
5.000%, 11/01/24	850	1,006,358
5.500%, 02/01/25	1,000	1,215,730
California State (GO)
5.000%, 08/01/25	7,775	9,453,778
5.000%, 09/01/25	840	1,024,304
5.000%, 10/01/25	1,000	1,222,900
5.000%, 11/01/25	4,000	4,905,480
3.000%, 03/01/26	3,000	3,396,750
California State (GO)
5.000%, 08/01/26	5,050	6,317,701
3.500%, 08/01/27	2,220	2,631,766
5.000%, 08/01/27	8,750	11,236,662
5.000%, 10/01/27	2,500	3,223,950
5.000%, 04/01/28	1,000	1,301,590
5.000%, 08/01/28	1,000	1,311,180
California State (GO)
5.000%, 10/01/28	6,750	8,881,987
5.000%, 04/01/29	5,000	6,622,750
California State (GO) Series B
California State (GO) Series B
5.000%, 09/01/21	2,760	2,867,861
5.000%, 09/01/23	2,285	2,586,894
5.000%, 08/01/25	3,000	3,647,760
5.000%, 08/01/26	1,000	1,251,030
California State Department of Water Resources (RB) Series
5.000%, 12/01/22	3,210	3,525,896
5.000%, 12/01/23	900	1,030,779
¤ 5.000%, 12/01/24
(Pre-refunded @ $100, 06/01/24)	1,905	2,225,611
California State Department of Water Resources (RB) Series AM
5.000%, 12/01/22	4,105	4,508,973

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
California State Department of Water Resources (RB) Series AQ
¤ 4.000%, 12/01/32
(Pre-refunded @ $100, 06/01/23)	5,000	$5,484,200
California State Department of Water Resources (RB) Series AS
5.000%, 12/01/22	1,485	1,631,139
5.000%, 12/01/24	1,000	1,191,570
California State Department of Water Resources (RB) Series BA
5.000%, 12/01/28	4,000	5,359,080
California State Department of Water Resources (RB) Series BB
5.000%, 12/01/23	3,000	3,435,930
California State Department of Water Resources (RB) (ETM) Series AS
5.000%, 12/01/22	15	16,449
California State Department of Water Resources Power Supply Revenue (RB) Series O
5.000%, 05/01/22	7,410	7,940,482
California State Public Works Board (RB) (ETM) Series
5.000%, 09/01/21	1,740	1,809,478
California State Public Works Board (RB) Series D
5.000%, 11/01/23	570	648,056
California State University (RB) Series
5.000%, 11/01/29	1,500	2,029,770
California State University (RB) Series A
5.000%, 11/01/25	3,015	3,707,576
California State University (RB) (AGM) Series C
5.000%, 11/01/22	100	109,571
California Statewide Communities Dev. Authority (RB)
¤ 6.000%, 06/01/33
(Pre-refunded @ $100, 06/01/21)	1,295	1,337,968

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Capistrano Unified School District School Facilities Improvement District No. 1 (GO)
4.000%, 08/01/22	170	$181,120
Carlsbad Unified School District (GO)
5.000%, 08/01/21	230	238,209
5.000%, 08/01/24	2,035	2,396,518
Central Marin Sanitation Agency (RB)
4.000%, 09/01/21	1,425	1,469,759
Cerritos Community College District (GO) Series
5.000%, 08/01/29	400	542,308
Chabot-Las Positas Community College District (GO)
5.000%, 08/01/22	900	975,024
4.000%, 08/01/23	1,970	2,168,891
Chaffey Community College District (GO) Series E
4.000%, 06/01/22	335	354,989
Chico Unified School District (GO) Series A-2
4.000%, 08/01/24	250	285,300
Chino Valley Unified School District (GO) Series A
4.000%, 08/01/21	200	205,650
Chula Vista Elementary School District (GO)
5.000%, 08/01/22	1,835	1,986,956
Chula Vista Municipal Financing Authority (RB) Series F
5.000%, 05/01/25	250	299,363
City & County of San Francisco (GO) Series
5.000%, 06/15/24	1,000	1,168,180
City & County of San Francisco (GO) Series D-
5.000%, 06/15/24	1,265	1,477,748
City & County of San Francisco (GO) Series R1
5.000%, 06/15/21	1,315	1,354,042
5.000%, 06/15/23	1,750	1,963,605
5.000%, 06/15/25	1,250	1,516,350
City of Grover Beach (GO)
5.000%, 09/01/23	360	408,438
City of Long Beach Harbor Revenue (RB) Series
5.000%, 05/15/28	500	641,625

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
5.000%, 05/15/29	375	$488,588
City of Los Angeles (GO) Series B
5.000%, 09/01/24	1,000	1,182,350
City of Oakland (GO) Series A
5.000%, 01/15/25	500	597,780
City of Pacifica COP
5.000%, 01/01/24	250	287,375
City of Pasadena Electric Revenue (RB) Series A
5.000%, 06/01/22	1,000	1,075,410
City of San Francisco Public Utilities Commission Water Revenue (RB)
5.000%, 11/01/21	865	906,053
5.000%, 11/01/22	1,335	1,460,236
5.000%, 11/01/23	1,475	1,681,736
5.000%, 11/01/24	1,250	1,482,125
5.000%, 11/01/25	1,000	1,229,710
City of San Francisco Public Utilities Commission Water Revenue (RB) Series
¤ 5.000%, 11/01/23 (Pre-refunded @ $100, 11/01/20)	1,000	1,000,000
¤ 5.500%, 11/01/30 (Pre-refunded @ $100, 11/01/20)	1,000	1,000,000
Clovis Unified School District (GO) Series B
¤ 5.000%, 08/01/38 (Pre-refunded @ $100, 08/01/23)	985	1,113,168
Coachella Valley Unified School District (GO) (BAM)
4.000%, 08/01/22	825	875,531
Coast Community College District (GO) Series A
¤ 5.000%, 08/01/27 (Pre-refunded @ $100, 08/01/23)	4,075	4,605,239
Colton Joint Unified School District (GO)
5.000%, 08/01/21	900	931,914
Conejo Valley Unified School District (GO) Series
5.000%, 08/01/21	500	517,230
Contra Costa Transportation Authority (RB) Series A
5.000%, 03/01/22	470	499,572
5.000%, 03/01/24	1,250	1,440,212

    DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Contra Costa Transportation Authority (RB) Series B
5.000%, 03/01/27	1,250	$1,580,862
Contra Costa Water District (RB) Series Q
5.000%, 10/01/22	505	551,011
Corona-Norco Unified School District (GO) Series B
3.000%, 08/01/23	500	537,110
5.000%, 08/01/27	150	192,857
Culver City School Facilities Financing Authority (RB) (AGM)
5.500%, 08/01/26	855	1,088,218
Cupertino Union School District (GO) Series B
4.000%, 08/01/21	400	411,300
Davis Joint Unified School District Community Facilities District (ST) (AGM)
3.000%, 08/15/22	1,000	1,049,630
Del Mar Union School District (GO) Series
4.000%, 08/01/28	240	301,018
Desert Sands Unified School District (GO)
5.000%, 08/01/21	3,000	3,107,070
Dublin Unified School District (GO)
5.000%, 08/01/22	875	947,940
5.000%, 08/01/23	1,665	1,882,482
East Bay Regional Park District (GO) Series A-
5.000%, 09/01/27	550	715,033
East Side Union High School District (GO)
4.000%, 08/01/21	600	616,812
East Side Union High School District (GO) Series A
3.000%, 08/01/21	575	586,839
El Rancho Unified School District (GO) (AGM)
4.000%, 08/01/21	1,285	1,319,245
Elsinore Valley Municipal Water District Financing Authority (RB) Series A
5.000%, 07/01/24	200	234,918

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Folsom Cordova Unified School District School Facilities Improvement Dist No. 5 (GO) (AGM) Series B
5.000%, 10/01/26	250	$316,573
Folsom Cordova Unified School District School Facilities Improvement Dist No. 5 (GO) Series C
5.000%, 10/01/25	100	123,057
Fontana Unified School District (GO)
4.000%, 08/01/21	1,585	1,630,268
4.000%, 08/01/22	875	932,715
Fountain Valley Public Finance Authority (RB) Series
5.000%, 07/01/24	250	293,648
Franklin-Mckinley School District (GO)
4.000%, 08/01/23	325	357,435
Fremont Union High School District (GO) Series
5.000%, 08/01/25	795	973,374
Gilroy Unified School District (GO) (AGM)
4.000%, 08/01/24	2,615	2,984,238
Grossmont Healthcare District (GO) Series
5.000%, 07/15/23	100	112,361
Grossmont Union High School District (GO)
5.000%, 08/01/27	500	646,290
Hacienda La Puente Unified School District (GO) (NPFGC )
5.000%, 08/01/23	225	254,192
Hartnell Community College District (GO) Series
4.000%, 08/01/23	500	551,635
Kern Community College District (GO) Series C
4.000%, 08/01/25	265	310,137
Kern High School District (GO) Series A
3.000%, 08/01/26	895	1,017,526
Kern High School District (GO) Series E
3.000%, 08/01/21	465	474,681

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Lakeside Union School District/San Diego County (GO)
5.000%, 08/01/23	695	$785,781
Liberty Union High School District (GO)
4.000%, 08/01/21	500	514,050
Lodi Unified School District (GO) Series 2020
4.000%, 08/01/27	325	399,584
Long Beach Community College District (GO) Series
5.000%, 08/01/28	140	185,910
Long Beach Unified School District (GO)
5.000%, 08/01/26	200	252,144
Los Alamitos Unified School District (GO)
¤ 5.250%, 08/01/39 (Pre-refunded @ $100, 08/01/23)	5,905	6,696,329
Los Altos Elementary School District (GO)
4.000%, 08/01/21	720	740,341
Los Angeles Community College District (GO) Series
5.000%, 08/01/23	650	734,136
Los Angeles Community College District (GO) Series A
5.000%, 08/01/23	340	384,010
5.000%, 08/01/24	250	293,900
Los Angeles Community College District (GO) Series C
5.000%, 08/01/22	400	433,416
5.000%, 08/01/25	1,240	1,512,961
5.000%, 06/01/26	2,500	3,134,425
Los Angeles Community College District (GO) Series J
3.000%, 08/01/23	1,020	1,096,286
Los Angeles County Metropolitan Transportation Authority (RB) Series
5.000%, 07/01/27	3,565	4,587,192
Los Angeles County Metropolitan Transportation Authority (RB) Series A
5.000%, 07/01/21	520	536,198

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
5.000%, 07/01/22	870	$937,851
5.000%, 07/01/23	5,000	5,624,850
5.000%, 07/01/25	1,590	1,933,472
Los Angeles County Metropolitan Transportation Authority (RB) Series A-
5.000%, 07/01/25	3,435	4,177,029
Los Angeles County Public Works Financing Authority (RB) Series
5.000%, 12/01/25	165	201,533
Los Angeles Department of Water (RB) Series A Los Angeles Department of Water (RB) Series A
5.000%, 07/01/24	4,825	5,661,607
5.000%, 07/01/25	265	323,210
Los Angeles Department of Water (RB) Series B
5.000%, 07/01/22	435	469,382
3.000%, 07/01/26	8,425	9,655,134
5.000%, 07/01/28	750	994,035
Los Angeles Department of Water & Power (RB) Series A
5.000%, 07/01/25	3,700	4,503,122
5.000%, 07/01/26	1,000	1,255,970
Los Angeles Department of Water & Power Power System Revenue (RB) Series
5.000%, 07/01/26	1,665	2,091,190
Los Angeles Department of Water & Power Power System Revenue (RB) Series A
5.000%, 07/01/21	1,000	1,031,290
Los Angeles Department of Water & Power Power System Revenue (RB) Series B
5.000%, 07/01/24	5,000	5,856,950
Los Angeles Unified School District (GO) Series
5.000%, 07/01/23	1,000	1,122,410
Los Angeles Unified School District (GO) Series A
2.000%, 07/01/22	1,515	1,556,875
Los Angeles Unified School District (GO) Series A
5.000%, 07/01/24	2,220	2,583,703
5.000%, 07/01/26	2,270	2,806,605

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
5.000%, 07/01/27	1,500	$1,899,840
5.000%, 07/01/28	1,000	1,293,350
Los Angeles Unified School District (GO) Series A-1
5.000%, 07/01/21	1,710	1,763,506
Los Angeles Unified School District (GO) Series A-2
5.000%, 07/01/21	2,600	2,681,354
Los Angeles Unified School District (GO) Series B-1
5.000%, 07/01/27	500	633,280
Los Angeles Unified School District (GO) Series C
5.000%, 07/01/22	500	538,645
5.000%, 07/01/23	3,050	3,423,350
Los Rios Community College District (GO) Series B
5.000%, 08/01/23	510	576,616
Los Rios Community College District (GO) Series F
3.000%, 08/01/21	800	816,656
Lynwood Unified School District (GO) (AGM)
5.000%, 08/01/21	450	464,958
5.000%, 08/01/22	485	523,121
Mammoth Unified School District (GO) Series
4.000%, 08/01/23	1,000	1,103,270
Manhattan Beach Unified School District (GO) Series B
3.000%, 09/01/24	950	1,050,462
Manhattan Beach Unified School District (GO) Series C
3.500%, 09/01/21	1,185	1,217,327
Manhattan Beach Unified School District (GO) Series E
3.000%, 09/01/22	660	693,574
Menlo Park City School District (GO)
4.000%, 07/01/23	500	549,800
Metropolitan Water District of Southern California (RB) Series C
5.000%, 07/01/24	1,650	1,938,733
5.000%, 07/01/25	200	243,932
Moreland School District (GO) Series B
5.000%, 08/01/21	500	517,730

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Moreno Valley Public Financing Authority (RB)
5.000%, 11/01/20	1,470	$1,470,000
Morongo Unified School District (GO)
3.000%, 08/01/22	480	503,050
Morongo Unified School District (GO) Series A
5.000%, 08/01/24	100	117,847
5.000%, 08/01/25	80	97,865
5.000%, 08/01/26	220	277,358
5.000%, 08/01/27	120	155,478
Mount Diablo Unified School District (GO) Series G
3.000%, 08/01/24	800	880,928
Municipal Improvement Corp. of Los Angeles (RB) Series A
5.000%, 11/01/24	325	383,932
Municipal Improvement Corp. of Los Angeles (RB) Series B
5.000%, 11/01/23	3,025	3,440,242
North Orange County Community College District (GO) Series B
4.000%, 08/01/22	2,500	2,664,900
Northern Humboldt Union High School District (GO)
4.000%, 08/01/26	220	264,878
Novato Sanitary District (RB)
5.000%, 02/01/28	1,475	1,938,047
Oak Park Unified School District (GO)
4.000%, 08/01/22	445	474,512
Oakland Unified School District/Alameda County (GO)
5.000%, 08/01/22	1,500	1,609,440
5.000%, 08/01/24	900	1,043,055
5.000%, 08/01/26	575	705,824
Oakland Unified School District/Alameda County (GO) Series
4.000%, 08/01/22	350	369,485
4.000%, 08/01/24	500	561,030
5.000%, 08/01/25	540	647,017
Oakland Unified School District/Alameda County (GO) Series A
5.000%, 08/01/22	3,000	3,218,880
5.000%, 08/01/25	750	898,635

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Oakland Unified School District/Alameda County (GO) Series B
5.000%, 08/01/24	1,675	$1,941,241
Oakland Unified School District/Alameda County (GO) Series C
5.000%, 08/01/26	500	613,760
Oakland Unified School District/Alameda County (GO) (AGM)
5.000%, 08/01/23	300	336,282
5.000%, 08/01/24	1,125	1,308,364
5.000%, 08/01/25	1,250	1,504,212
Orange County Sanitation District (RB) Series A
5.000%, 02/01/23	1,240	1,372,643
Oxnard Union High School District (GO)
4.000%, 08/01/21	320	329,040
4.000%, 08/01/22	500	532,980
Palomar Community College District (GO)
5.000%, 05/01/21	965	987,880
Palomar Community College District (GO) Series D
5.000%, 08/01/23	150	169,593
Palos Verdes Peninsula Unified School District (GO) Series B
5.000%, 11/01/21	250	261,915
Pasadena Unified School District (GO) Series B
5.000%, 08/01/24	800	938,520
Placentia-Yorba Linda Unified School District (GO)
4.000%, 08/01/29	1,000	1,271,410
Plumas Unified School District (GO) (AGM)
5.250%, 08/01/21	800	829,112
Redlands Financing Authority (RB) Series
5.000%, 09/01/22	1,290	1,402,411
Redlands Unified School District (GO)
5.000%, 07/01/26	300	377,367
5.000%, 07/01/27	500	646,390
Redwood City School District (GO)
5.000%, 08/01/27	50	64,783
5.000%, 08/01/28	85	112,874

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Reed Union School District (GO)
4.000%, 08/01/27	460	$566,251
Regents of the University of California Medical Center Pooled Revenue (RB) Series
¤ 5.000%, 05/15/33 (Pre-refunded @ $100, 05/15/23)	500	558,860
Regents of the University of California Medical Center Pooled Revenue (RB) Series J
¤ 5.250%, 05/15/29 (Pre-refunded @ $100, 05/15/23)	670	752,182
Riverside County Infrastructure Financing Authority (RB) Series A
5.000%, 11/01/24	1,100	1,289,904
Sacramento County Sanitation Districts Financing Authority (RB) Series A
5.000%, 12/01/24	1,000	1,193,820
5.000%, 12/01/25	1,000	1,237,240
5.000%, 12/01/26	300	381,624
Sacramento Municipal Utility District (RB) Series D
5.000%, 08/15/22	525	569,541
Sacramento Municipal Utility District (RB) Series E
5.000%, 08/15/23	8,035	9,089,674
5.000%, 08/15/26	1,000	1,256,150
Sacramento Municipal Utility District (RB) Series F
5.000%, 08/15/22	1,000	1,084,840
5.000%, 08/15/24	1,895	2,231,135
Saddleback Valley Unified School District (GO)
5.000%, 08/01/22	465	503,762
San Diego Community College District (GO)
5.000%, 08/01/24	1,300	1,532,011
¤ 5.000%, 08/01/43 (Pre-refunded @ $100, 08/01/23)	5,000	5,650,600
San Diego County Water Authority (RB)
5.000%, 05/01/24	940	1,096,811

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
San Diego County Water Authority Financing Corp. (RB)
5.000%, 05/01/21	310	$317,350
San Diego Public Facilities Financing Authority (RB)
5.000%, 05/15/25	1,020	1,236,260
San Diego Public Facilities Financing Authority Sewer Revenue (RB)
5.000%, 05/15/22	700	751,191
5.000%, 05/15/23	2,070	2,318,607
San Diego Unified School District (GO) Series C-
5.000%, 07/01/29	895	1,205,162
San Diego Unified School District (GO) Series R-3
5.000%, 07/01/23	300	337,407
San Diego Unified School District (GO) Series R-5
5.000%, 07/01/26	110	137,807
San Diego Unified School District (GO) (AGM) Series C-2
5.500%, 07/01/21	4,270	4,417,955
5.500%, 07/01/25	2,550	3,161,133
San Diego Unified School District (GO) (AGM) Series E-2
5.500%, 07/01/27	3,000	3,957,990
San Diego Unified School District (GO) (NPFGC ) Series D-1
5.500%, 07/01/24	190	225,792
5.500%, 07/01/25	445	550,714
San Diego Unified School District/CA (GO) Series R-4
5.000%, 07/01/24	1,000	1,170,190
San Dieguito Union High School District (GO) Series A-2
5.000%, 08/01/23	490	554,004
San Francisco Bay Area Rapid Transit District Series C-1
5.000%, 08/01/24	1,045	1,228,502
5.000%, 08/01/25	1,000	1,221,720
San Francisco Bay Area Rapid Transit District Sales Tax Revenue (RB)
4.000%, 07/01/26	375	445,639

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
San Francisco City & County Airport Comm-San Francisco International Airport (RB) Series D
¤ 5.000%, 05/01/23 (Pre-refunded @ $100, 05/03/21)	875	$896,289
San Francisco Community College District (GO)
5.000%, 06/15/22	2,070	2,228,893
5.000%, 06/15/23	3,775	4,215,807
5.000%, 06/15/24	1,365	1,582,786
San Francisco County Transportation Authority (RB)
3.000%, 02/01/22	2,000	2,069,560
San Francisco Unified School District (GO)
5.000%, 06/15/21	230	236,799
San Francisco Unified School District (GO) Series A
5.000%, 06/15/26	1,595	1,994,787
San Francisco Unified School District (GO) Series F&C
2.000%, 06/15/22	1,580	1,625,615
San Francisco Unified School District
4.000%, 06/15/24	12,000	13,587,000
San Francisco Unified School District Series B
4.000%, 06/15/24	4,000	4,529,000
San Joaquin County Transportation Authority (RB) Series A
¤ 6.000%, 03/01/36
(Pre-refunded @ $100, 03/01/21)	335	341,362
San Jose Evergreen Community College District (GO)
5.000%, 09/01/21	1,750	1,819,440
San Jose Evergreen Community College District (GO) Series A
4.000%, 09/01/23	100	110,638
San Juan Unified School District (GO)
3.000%, 08/01/22	1,480	1,550,270
5.000%, 08/01/22	800	865,808

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
San Juan Unified School District (GO)
3.000%, 08/01/24	2,610	$2,868,912
3.000%, 08/01/25	1,475	1,656,454
3.000%, 08/01/26	3,135	3,567,975
San Juan Water District (RB)
5.000%, 02/01/26	500	621,350
San Leandro Unified School District (GO) (BAM) Series
4.000%, 08/01/24	200	226,556
4.000%, 08/01/25	125	145,480
San Lorenzo Unified School District (GO)
5.000%, 08/01/21	265	274,397
San Mateo County Community College District (GO) Series B
5.000%, 09/01/27	450	585,027
San Matro County Community College District (GO) Series B
5.000%, 09/01/28	400	532,904
San Ramon Valley Unified School District (GO)
4.000%, 08/01/21	1,600	1,645,200
Santa Ana Unified School District (GO)
5.000%, 08/01/25	350	428,159
Santa Clara Unified School District (GO)
5.000%, 07/01/24	1,000	1,172,190
Santa County Clara (GO) Series C
5.000%, 08/01/26	900	1,134,648
5.000%, 08/01/27	3,405	4,411,688
Santa Cruz City High School District (GO)
4.000%, 08/01/22	715	762,161
Santa Monica Community College District (GO) Series A
Santa Monica Community College District (GO) Series A
5.000%, 08/01/22	625	677,100
5.000%, 08/01/26	105	132,376
Simi Valley Unified School District (GO)
5.000%, 08/01/23	260	293,732

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Sonoma Valley Unified School District (GO) Series B
5.000%, 08/01/25	500	$611,655
Southern California Public Power Authority (RB)
5.000%, 07/01/23	2,230	2,505,517
Southern California Public Power Authority (RB) Series A
5.000%, 07/01/26	5,500	6,883,360
Southwestern Community College District (GO) Series E-2
3.000%, 08/01/24	900	993,528
3.000%, 08/01/25	200	225,812
4.000%, 08/01/26	245	294,978
Standard Elementary School District (GO) Series A
4.000%, 08/01/24	240	271,006
State of California (GO)
5.000%, 10/01/25	5,000	6,114,500
5.000%, 04/01/29	2,000	2,649,100
Stockton Public Financing Authority (RB) Series A-REMK
¤ 6.250%, 10/01/40
(Pre-refunded @ $100, 10/01/23)	2,000	2,345,920
Sunnyvale Elementary School District (GO)
5.000%, 09/01/25	600	736,812
Sylvan Union School District (GO) Series
5.000%, 08/01/26	405	510,592
Torrance Unified School District (GO)
¤ 5.000%, 08/01/26
(Pre-refunded @ $100, 08/01/23)	445	502,903
Tustin Unified School District (GO) Series B
¤ 5.250%, 08/01/31
(Pre-refunded @ $100, 08/01/21)	415	430,708
University of California (RB) Series AF
5.000%, 05/15/22	3,000	3,218,430
¤ 5.000%, 05/15/26
(Pre-refunded @ $100, 05/15/23)	400	447,088

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
University of California (RB) Series BE
5.000%, 05/15/24	1,205	$1,402,174
University of California (RB) Series G
¤ 5.000%, 05/15/37
(Pre-refunded @ $100, 05/15/22)	305	327,158
Upland Unified School District (GO) Series A
5.000%, 08/01/21	500	517,730
Upper Santa Clara Valley Joint Powers Authority (RB) (ETM) Series A
4.000%, 08/01/21	1,125	1,156,702
Upper Santa Clara Valley Joint Powers Authority (RB) Series A
5.000%, 08/01/23	350	395,511
5.000%, 08/01/24	300	352,680
Walnut Creek Elementary School District Contra Costa County (GO)
4.000%, 09/01/25	100	117,848
West Contra Costa Unified School District (GO)
5.000%, 08/01/21	430	445,016
West Contra Costa Unified School District (GO) Series A
5.000%, 08/01/24	1,095	1,276,573

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
West Contra Costa Unified School District (GO) Series A-1
5.000%, 08/01/25	520	$627,375
5.000%, 08/01/26	545	674,508
5.000%, 08/01/27	575	727,576
West Covina Unified School District (GO) (AGM)
5.000%, 08/01/21	385	398,741
West Valley-Mission Community College District (GO) Series
5.000%, 08/01/29	135	183,437
Westside Union School District (GO) Series A
3.000%, 08/01/21	300	306,177
4.000%, 08/01/23	700	772,289
Windsor Unified School District (GO)
4.000%, 08/01/26	105	126,419
Yuba Community College District (GO) Series B
4.000%, 08/01/21	355	365,029

TOTAL MUNICIPAL BONDS Cost ($ 538,415,600)		558,742,688

TOTAL INVESTMENTS — (100.0%) (Cost $ 538,415,600)		$558,742,688

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$558,742,688	—	$558,742,688

TOTAL.	—	$558,742,688	—	$558,742,688

See accompanying Notes to Financial Statements.

DFA NY MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount^	Value†
	(000)
MUNICIPAL BONDS — (100.0%)
NEW YORK — (100.0%)
Albany County (GO)
5.000%, 06/01/21	370	$380,097
Albany County (GO) Series A
5.000%, 09/15/21	740	770,273
Albany County (GO) Series B
5.000%, 09/15/21	350	364,319
Amityville Union Free School District (BAN) (ST AID WITHHLDG)
4.000%, 06/18/21	2,000	2,045,100
Ardsley Union Free School District (GO) (ST AID WITHHLDG)
2.250%, 08/15/23	290	304,889
Bedford Central School District (GO)
3.000%, 07/01/22	500	523,035
Bethlehem Central School District (BAN) (ST AID WITHHLDG) Series A
1.500%, 06/29/21	1,500	1,511,040
Bridgehampton Union Free School District (GO) (ST AID WITHHLDG)
3.000%, 03/15/23	600	638,316
Bronxville Union Free School District (GO) (ST AID WITHHLDG)
5.000%, 09/15/21	700	729,015
Chappaqua Central School District (GO) (ST AID WITHHLDG)
5.000%, 01/15/22	475	502,251
City of Ithaca (GO) Series A
3.000%, 02/15/21	225	226,778
City of Middletown (BAN)
1.500%, 08/26/21	1,500	1,514,910
City of New York (GO) Series
5.000%, 08/01/21	715	739,746
5.000%, 08/01/22	310	334,481
City of New York (GO) Series A
5.000%, 08/01/23	1,200	1,345,488
5.000%, 08/01/24	620	721,302
5.000%, 08/01/25	220	264,398
City of New York (GO) Series B
5.000%, 08/01/21	1,000	1,034,610

	Face Amount^	Value†
	(000)
NEW YORK — (Continued)
City of New York (GO) Series C
5.000%, 08/01/21	300	$310,383
City of New York (GO) Series E
5.000%, 08/01/21	625	646,631
5.000%, 08/01/23	1,000	1,121,240
City of New York (GO) Series F
5.000%, 08/01/21	300	310,383
City of New York (GO) Series F-
5.000%, 06/01/21	300	308,097
City of New York (GO) Series I-
5.000%, 03/01/22	265	280,980
City of New York (GO) Series E
5.000%, 08/01/21	350	362,114
City of New York NY Series A
5.000%, 08/01/22	1,020	1,100,549
City of New York NY Series B
5.000%, 08/01/21	875	905,284
City of Rochester (GO) Series
4.000%, 02/15/21	1,080	1,091,210
City of Rochester (GO) Series I
4.000%, 10/15/21	675	698,476
Corning City School District (BAN) Series A
1.500%, 06/16/21	1,000	1,007,080
Corning City School District (BAN) Series B
1.500%, 06/29/21	1,000	1,007,490
Dutchess County (GO)
4.000%, 10/01/21	850	878,356
Eastport-South Manor Central School District (GO) (ST AID WITHHLDG)
4.000%, 08/01/23	500	551,200
Grand Island Central School District (GO) (ST AID WITHHLDG)
5.000%, 12/01/21	500	525,770
Hauppauge Union Free School District (GO) (ST AID WITHHLDG)
5.000%, 07/15/22	235	254,049

DFA NY MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
NEW YORK — (Continued)
Haverstraw-Stony Point Central School District (GO) (ST AID WITHHLDG)
3.000%, 08/15/22	200	$209,524
3.000%, 08/15/23	360	386,467
Herricks Union Free School District (GO) (ST AID WITHHLDG)
4.000%, 06/15/21	150	153,501
Herricks Union Free School District (GO) (ST AID WIHTHHLDG)
5.000%, 08/01/21	130	134,629
5.000%, 08/01/22	430	465,767
Hicksville Union Free School District (GO) (ST AID WITHHLDG)
5.000%, 12/15/21	475	500,365
Hilton Central School District (GO) (ST AID WITHHLDG)
2.000%, 06/15/21	450	454,820
Hudson Yards Infrastructure Corp. (RB)
¤ 5.750%, 02/15/47 (Pre-refunded @ $100, 2/15/21)	1,000	1,015,740
Island Park Union Free School District (GO) (ST AID WITHHLDG)
4.000%, 07/15/24	580	659,796
Island Trees Union Free School District (BAN) (ST AID WITHHLDG)
2.500%, 05/28/21	1,750	1,771,997
Lancaster Central School District (GO) (ST AID WITHHLDG) Series A
5.000%, 06/01/21	705	724,486
5.000%, 06/01/22	360	387,086
Lindenhurst Union Free School District (GO) (ST AID WITHHLDG)
2.250%, 09/01/23	195	205,111
Longwood Central School District Suffolk County (GO) (ST AID WITHHLDG)
2.000%, 06/15/21	1,195	1,208,169
Lynbrook Union Free School District (GO) (ST AID WITHHLDG)
5.000%, 06/15/21	400	411,800

	Face Amount^	Value†
	(000)
NEW YORK — (Continued)
5.000%, 06/15/22	230	$247,731
Metropolitan Transportation Authority (RB) (ETM) Series A
5.000%, 11/15/21	145	152,180
Metropolitan Transportation Authority (RB) Series D
¤ 5.250%, 11/15/40 (Pre-refunded @ $100, 11/15/20)	2,000	2,003,420
Metropolitan Transportation Authority (RB) Series G
¤ 5.250%, 11/15/24 (Pre-refunded @ $100, 11/15/20)	1,500	1,502,565
Middle Country Central School District (GO) (ST AID WITHHLDG)
2.000%, 08/15/21	500	507,000
Middle Country Central School District At Centereach (GO) (ST AID WITHHLDG)
3.000%, 01/15/23	725	766,753
Middletown City School District (GO) (ST AID WITHHLDG)
5.000%, 09/15/24	130	152,949
Monroe County Industrial Development Corp. (RB) Series B
¤ 5.000%, 07/01/41 (Pre-refunded @ $100, 7/1/21)	415	428,268
Nassau Country Ny Nas Series B
4.000%, 12/21/20	1,250	1,256,287
Nassau County Interim Finance Authority (RB) Series A
5.000%, 11/15/21	505	529,684
New Hartford Central School District (GO) (AGM ST AID WITHHLDG)
2.125%, 06/15/21	250	252,870
New York State (GO) Series
5.000%, 03/15/22	160	170,430
5.000%, 03/01/23	2,000	2,217,880
New York State (GO) Series C
5.000%, 04/15/22	825	881,933

DFA NY MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
NEW YORK — (Continued)
New York State Dormitory Authority (RB) Series
5.000%, 02/15/21	1,750	$1,773,327
5.000%, 02/15/22	235	249,072
5.000%, 03/15/22	1,475	1,569,061
5.000%, 03/15/23	650	720,518
New York State Dormitory Authority (RB) Series A
5.000%, 12/15/20	265	266,458
New York State Dormitory Authority (RB) Series A
5.000%, 03/15/21	2,685	2,731,289
5.000%, 10/01/21	770	803,480
5.000%, 12/15/21	150	157,871
5.000%, 10/01/22	475	518,182
4.000%, 12/15/22	100	107,606
5.000%, 12/15/22	500	548,560
5.000%, 03/15/23	325	360,259
¤ 5.000%, 02/15/30 (Pre-refunded @ $100, 2/15/23)	1,135	1,257,943
New York State Dormitory Authority (RB) Series B
5.000%, 03/15/21	310	315,344
New York State Dormitory Authority (RB) Series B-GRP A
5.000%, 02/15/22	1,000	1,059,880
5.000%, 02/15/24	455	522,704
5.000%, 02/15/25	550	652,635
New York State Dormitory Authority (RB) Series D
5.000%, 02/15/21	2,245	2,274,926
5.000%, 02/15/24	300	344,640
New York State Dormitory
Authority (RB) Series E
5.000%, 02/15/21	900	911,997
5.000%, 03/15/21	3,000	3,051,720
New York State Urban Development Corp. (RB)
5.000%, 03/15/21	500	508,620
New York State Urban Development Corp. (RB) Series A
5.000%, 03/15/21	550	559,482
5.000%, 03/15/22	760	808,465
5.000%, 03/15/25	1,200	1,430,256
New York State Urban Development Corp. (RB) Series A-
5.000%, 03/15/21	800	813,792

	Face Amount^	Value†
	(000)
NEW YORK — (Continued)
New York State Urban Development Corp. (RB) Series A-1
5.000%, 03/15/21	360	$366,206
New York State Urban Development Corp. Series
5.000%, 03/15/22	1,080	1,148,872
New York State Urban Development Corp.(RB)
5.000%, 03/15/22	100	106,377
Niagara County (GO)
2.000%, 12/01/21	250	254,678
North Shore Central School District (GO) (ST AID WITHHLDG)
2.000%, 12/15/22	285	295,468
2.000%, 12/15/23	550	577,615
North Tonawanda City School District (GO) (ST AID WITHHLDG)
4.000%, 09/15/21	650	671,027
Oceanside Union Free School District (GO) (ST AID WITHHLDG)
2.500%, 07/01/23	520	546,712
Onondaga County (GO)
4.000%, 05/01/22	590	622,710
5.000%, 06/01/22	700	751,975
Onondaga County Trust for Cultural Resources (RB)
¤ 5.000%, 12/01/29 (Pre-refunded @ $100, 12/1/21)	1,135	1,193,498
Orange County (GO)
3.000%, 08/15/21	830	848,111
Orange County (GO) Series
5.000%, 03/15/21	325	330,701
Pittsford Central School District (GO) (ST AID WITHHLDG)
4.000%, 10/01/21	1,225	1,267,238
Port Washington Union Free School District (GO) (ST AID WITHHLDG)
3.000%, 08/01/21	135	137,800
Riverhead Central School District (GO) (ST AID WITHHLDG)
5.000%, 11/15/20	585	585,936
3.000%, 03/15/22	120	124,566
2.000%, 10/15/22	280	289,694

DFA NY MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
NEW YORK — (Continued)
Schenectady County (GO)
5.000%, 12/15/20	800	$804,152
5.000%, 06/15/25	140	169,544
Schenectady County (GO) Series B
3.000%, 12/15/21	470	482,798
Sewanhaka Central High School District of Elmont (GO) (ST AID WITHHLDG)
3.000%, 07/15/23	590	628,798
Smithtown Central School District (GO) (ST AID WITHHLDG)
5.000%, 10/15/21	295	308,402
Spackenkill Union Free School District (GO) (ST AID WITHHLDG) Series B
5.000%, 09/15/21	665	692,265
Spencerport Central School District (GO) (ST AID WITHHLDG)
2.000%, 06/15/21	500	505,355
Suffern Central School District (GO) (ST AID WITHHLDG)
5.000%, 10/15/21	215	224,767
Syosset Central School District (GO) (ST AID WITHHLDG)
2.000%, 12/15/20	1,210	1,212,541
Taconic Hills Central School District at Craryville (GO) (ST AID WITHHLDG)
4.000%, 06/15/22	250	265,243
Town of Babylon (GO)
4.000%, 08/15/21	865	890,647
4.000%, 08/15/22	445	474,922
3.000%, 07/01/25	375	422,085
Town of Bedford (GO) Series A
3.000%, 03/15/21	455	459,650
3.000%, 03/15/25	330	367,415
Town of Brookhaven (GO) Series
3.000%, 03/15/22	650	674,732
Town of Brookhaven (GO) Series B
4.000%, 12/15/23	500	557,215
Town of Cheektowaga (GO)
5.000%, 07/15/23	265	298,981
Town of Clarence (GO)
2.000%, 08/01/21	250	253,328

	Face Amount^	Value†
	(000)
NEW YORK — (Continued)
2.250%, 08/01/24	210	$224,488
Town of East Hampton (GO) Series
5.000%, 08/15/21	580	601,733
5.000%, 08/15/22	600	651,018
Town of Eastchester (GO)
2.500%, 07/15/22	330	342,758
Town of Hempstead (GO)
5.000%, 04/15/21	270	275,740
Town of Hempstead (GO) Series A
5.000%, 06/15/21	750	771,840
Town of Hempstead (GO) Series B
5.000%, 09/15/21	2,250	2,342,047
Town of Huntington (GO)
2.000%, 12/01/23	220	231,123
Town of Huntington (GO) Series B
5.000%, 11/01/20	2,280	2,280,000
Town of Islip (GO) Series A
5.000%, 03/01/21	1,120	1,137,494
5.000%, 03/01/22	500	531,530
Town of North Hempstead (GO) Series A
3.000%, 04/01/24	425	464,755
Town of North Hempstead (BAN) Series C
1.500%, 09/24/21	2,000	2,021,960
Triborough Bridge & Tunnel Authority (RB) Series A
5.000%, 11/15/20	405	405,636
5.000%, 01/01/22	190	199,909
Triborough Bridge & Tunnel Authority (RB) Series B
5.000%, 11/15/20	670	671,052
Triborough Bridge & Tunnel Authority (RB) Series B
5.000%, 11/15/22	485	528,578
Triborough Bridge & Tunnel Authority Series B
4.000%, 11/15/20	940	941,166
Tuckahoe Union Free School District (GO) (ST AID WITHHLDG)
5.000%, 07/15/21	230	237,618
Ulster County (GO)
2.000%, 11/15/22	240	248,662
Village of Bronxville (GO) Series A
2.000%, 11/15/22	515	531,459

DFA NY MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
NEW YORK — (Continued)
Village of Croton-On-Hudson (GO) Series A
3.000%, 04/01/21	300	$303,276
Village of Farmingdale (GO)
3.000%, 07/15/21	215	219,193
Village of Garden City (GO) Series B
2.000%, 10/15/21	340	345,773
2.000%, 10/15/22	470	484,593
Village of Mamaroneck (GO)
5.000%, 08/15/22	1,090	1,182,683
Wantagh Union Free School District (GO) (ST AID WITHHLDG)
2.000%, 11/15/22	250	258,248

	Face Amount^	Value†
	(000)
NEW YORK — (Continued)
West Islip Union Free School District (GO) (ST AID WITHHLDG)
5.000%, 06/15/21	385	$396,234
Yorktown Central School District (GO) (ST AID WITHHLDG)
2.000%, 07/01/21	400	404,728

TOTAL MUNICIPAL BONDS
Cost ($ 107,110,166)		108,433,953

TOTAL INVESTMENTS — (100.0%)
(Cost $ 107,110,166)		$108,433,953

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$108,433,953	—	$108,433,953

TOTAL.	—	$108,433,953	—	$108,433,953

See accompanying Notes to Financial Statements.

DFA MN MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount^	Value†
	(000)
MUNICIPAL BONDS — (100.0%)
MINNESOTA — (100.0%)
Bloomington Independent School District No. 271 (GO) (SD CRED PROG) Series A
5.000%, 02/01/21	100	$101,155
Chaska Independent School District No. 112 (GO) (SD CRED PROG) Series A
5.000%, 02/01/21	1,150	1,163,282
City of Brainerd (GO) (MN CRED PROG) Series A
5.000%, 10/01/21	570	594,516
City of Cambridge (GO) Series A
3.000%, 02/01/23	375	396,593
City of Chaska (GO) Series B
5.000%, 02/01/21	385	389,447
5.000%, 02/01/23	180	198,484
City of Circle Pines (GO) Series B
3.000%, 02/01/21	215	216,432
City of Duluth (GO) Series D
3.000%, 02/01/21	100	100,632
City of Hopkins (GO) Series D
3.000%, 02/01/22	130	134,406
City of Kasson (GO)
4.000%, 02/01/23	320	345,418
City of Lakeville (GO) Series B
5.000%, 02/01/24	710	816,393
City of Maple Grove (GO) Series E
5.000%, 02/01/22	700	740,383
City of Marshall (GO) Series A
5.000%, 02/01/22	225	238,212
City of Marshall (GO) Series B
5.000%, 02/01/21	110	111,271
City of Minneapolis (GO)
3.000%, 12/01/27	3,000	3,287,070
City of Minnetonka (GO) Series A
4.000%, 02/01/22	415	434,484
City of Red Wing (GO) Series A
4.000%, 02/01/26	700	821,562

	Face Amount^	Value†
	(000)
MINNESOTA — (Continued)
City of Richfield (GO) Series A
3.000%, 02/01/24	255	$276,514
City of Rochester (GO) Series A
5.000%, 02/01/22	195	206,603
City of Saint Cloud (GO) Series A
3.000%, 02/01/24	450	475,897
City of Saint Paul (GO) Series A
5.000%, 09/01/21	610	633,942
City of Saint Paul (GO) Series H
5.000%, 11/01/21	285	298,438
City of Saint Paul Sewer Revenue (RB) Series D
3.000%, 12/01/21	700	720,706
City of Shoreview (GO) Series A
3.000%, 02/01/21	290	291,931
City of Waconia (GO) Series A
3.000%, 02/01/23	450	477,265
3.000%, 02/01/26	820	927,412
City of West Saint Paul (GO) Series A
3.000%, 02/01/23	230	242,979
City of Woodbury (GO) Series A
2.000%, 02/01/22	145	148,206
Cloquet Independent School District No. 94 (GO) (SD CRED PROG) Series A
5.000%, 04/01/22	910	970,442
Cook County (GO) Series A
3.000%, 02/01/21	180	181,199
Dakota County Community Development Agency (RB) (CNTY GTD) Series B
5.000%, 01/01/23	1,180	1,299,947
Fosston Independent School District No. 601 (GO) (SD CRED PROG)
4.000%, 02/01/25	550	632,186
Hennepin County (GO) Series A
5.000%, 12/01/22	1,125	1,235,711

DFA MN MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
MINNESOTA — (Continued)
Hennepin County (GO) Series B
5.000%, 12/01/21	1,500	$1,577,145
Houston County (GO) Series A
5.000%, 02/01/22	375	397,020
Itasca County (GO) Series A
5.000%, 02/01/23	865	951,976
Luverne Independent School District No. 2184 (GO) (SD CRED PROG) Series A
4.000%, 02/01/21	510	514,646
Metropolitan Council (GO) Series A
5.000%, 03/01/22	150	159,542
5.000%, 03/01/23	650	721,773
Metropolitan Council (GO) Series C
5.000%, 03/01/26	1,050	1,305,444
Milaca Independent School District No. 912 (GO) (SD CRED PROG) Series A
4.000%, 02/01/23	825	891,495
Minneapolis Special School District No. 1 (GO) (SD CRED PROG) Series B
5.000%, 02/01/24	1,200	1,380,240
Minnesota Higher Education Facilities Authority (RB) Series K2
¤ 6.000%, 10/01/40 (Pre-refunded@ $100, 10/1/21)	450	473,148
Minnesota State (GO) Series A
5.000%, 08/01/21	700	724,927
Minnesota State (GO) Series B
5.000%, 08/01/23	1,340	1,513,450
Minnesota State (GO) Series D
5.000%, 08/01/21	100	103,561
Minnesota State (GO) Series F
5.000%, 10/01/21	205	213,934
Moorhead Independent School District No. 152 (GO) (SD CRED PROG) Series A
4.000%, 02/01/24	600	670,776

	Face Amount^	Value†
	(000)
MINNESOTA — (Continued)
Morris Area Schools Independent School District No. 2769 (GO) (SD CRED PROG) Series A
4.000%, 02/01/24	300	$334,461
New London-Spicer Independent School District No. 345 (GO) (SD CRED PROG) Series A
3.000%, 02/01/23	150	158,880
North Saint Paul-Maplewood-Oakdale Independent School District No. 622 (GO) (SD CRED PROG) Series A
5.000%, 02/01/22	255	269,808
3.000%, 02/01/24	255	276,430
Northern Municipal Power Agency (RB)
5.000%, 01/01/23	740	812,853
Olmsted County (GO) Series A
5.000%, 02/01/24	675	777,809
Osseo Independent School District No. 279 (GO) (SD CRED PROG) Series C
5.000%, 02/01/21	350	354,015
5.000%, 02/01/22	100	105,833
Pine City Independent School District No. 578 (GO) (SD CRED PROG) Series A
2.000%, 02/01/21	300	301,266
Polk County (GO) Series A
5.000%, 02/01/22	200	211,614
Rochester Independent School District No. 535 (GO) (SD CRED PROG) Series B
3.000%, 02/01/22	500	516,680
5.000%, 02/01/22	210	222,249
Rosemount-Apple Valley-Eagan Independent School District No. 196 (GO) (SD CRED PROG) Series A
5.000%, 02/01/21	765	773,836
Swift County (GO) Series A
3.000%, 02/01/23	215	227,429
Washington County (GO) Series A
5.000%, 02/01/21	310	313,618

DFA MN MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
MINNESOTA — (Continued)
White Bear Lake Independent School District No. 624 (GO) (SD CRED PROG) Series A
3.000%, 02/01/23	350	$361,554
Wright County (GO) Series A
5.000%, 12/01/21	515	541,486

TOTAL MUNICIPAL BONDS Cost ($ 36,383,879)		37,268,016

TOTAL INVESTMENTS — (100.0%) (Cost $ 36,383,879)		$37,268,016

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$37,268,016	—	$37,268,016

TOTAL.	—	$37,268,016	—	$37,268,016

See accompanying Notes to Financial Statements.

DFA OREGON MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount^	Value†
	(000)
MUNICIPAL BONDS — (100.0%)
OREGON — (100.0%)
Blue Mountain Community College District (GO) (SCH BD GTY)
4.000%, 06/15/23	185	$202,816
City of Beaverton Water Revenue (RB)
5.000%, 04/01/22	525	560,259
5.000%, 04/01/29	100	132,360
City of Bend Water Revenue (RB)
5.000%, 12/01/21	255	268,115
5.000%, 12/01/23	400	457,328
5.000%, 12/01/26	200	249,004
City of Cottage Grove (GO)
5.000%, 09/01/26	500	621,330
4.000%, 06/01/29	100	123,102
City of Eugene Electric Utility System Revenue (RB)
4.000%, 08/01/22	150	159,839
5.000%, 08/01/24	125	146,541
City of Lake Oswego (GO)
5.000%, 12/01/26	250	316,308
City of Medford (GO)
5.000%, 06/01/24	470	548,584
City of Newberg (GO)
4.000%, 12/01/25	100	117,307
City of Portland (GO) Series A
5.000%, 06/15/23	100	112,402
5.000%, 02/01/24	500	575,980
5.000%, 06/15/24	1,080	1,264,183
5.000%, 03/01/26	100	122,726
City of Portland (GO) Series B
5.000%, 06/15/23	500	562,010
5.000%, 06/15/26	100	125,318
City of Portland (GO) Series C
5.000%, 06/15/25	100	121,513
City of Portland Sewer System Revenue (RB)
5.000%, 06/15/22	580	624,619
City of Portland Sewer System Revenue (RB) Series A
5.000%, 06/15/23	140	157,324
5.000%, 10/01/23	225	255,949
5.000%, 05/01/24	260	302,879
5.000%, 06/15/27	700	872,375

	Face Amount^	Value†
	(000)
OREGON — (Continued)
City of Portland Water System Revenue (RB) Series A
5.000%, 04/01/24	125	$145,134
5.000%, 04/01/25	100	120,571
City of Redmond (GO) Series B
5.000%, 06/01/30	80	103,701
City of Salem (GO)
5.000%, 06/01/23	145	162,718
5.000%, 06/01/25	375	455,044
5.000%, 06/01/26	150	187,314
City of Salem Water & Sewer Revenue (RB)
5.000%, 06/01/25	600	723,516
City of Springfield Sewer System Revenue (RB)
4.000%, 04/01/24	150	168,524
4.000%, 04/01/26	250	295,965
4.000%, 04/01/27	265	318,928
Clackamas Community College District (GO) Series B
4.000%, 06/15/25	110	128,075
Clackamas County (GO)
5.000%, 06/01/23	500	561,095
5.000%, 06/01/24	100	116,681
Clackamas County School District No. 7J Lake Oswego (GO) (SCH BD GTY)
5.000%, 06/01/24	600	700,086
Clackamas County School District No. 7J Lake Oswego (GO) AGM
5.250%, 06/01/25	215	262,238
Clackamas County School District No. 86 Canby (GO) (SCH BD GTY) Series A
5.000%, 06/15/23	50	56,131
Clackamas County Service District No. 1 (RB)
5.000%, 12/01/23	100	114,498
5.000%, 12/01/26	230	290,531
Clatsop County School District No. 30 Warrenton-Hammond (GO) (SCH BD GTY) Series B
5.000%, 06/15/29	500	664,360

DFA OREGON MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
OREGON — (Continued)
Columbia Gorge Community College District (GO)
4.000%, 04/01/26	75	$88,176
Columbia Multnomah & Washington Counties School District No. 1J (GO) (SCH BD GTY)
5.000%, 06/15/23	600	673,404
County of Clackamas (GO)
5.000%, 06/01/21	750	770,685
Deschutes County Administrative School District No. 1 Bend-La Pine (GO) (SCH BD GTY)
5.000%, 06/15/26	515	642,792
Jackson County (GO)
4.000%, 06/01/23	135	147,809
Linn & Benton Counties School District No. 8J Greater Albany (GO) (SCH BD GTY)
5.000%, 06/15/26	380	475,726
Metropolitan Wastewater Management Commission (RB)
5.000%, 11/01/22	170	186,126
5.000%, 11/01/23	785	895,787
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow (GO) (SCH BD GTY) Series B
5.000%, 06/15/27	500	639,990
Multnomah County (GO)
5.000%, 06/01/24	650	758,933
5.000%, 06/01/29	250	317,655
Multnomah County School District No. 1 Portland (GO) (SCH BD GTY)
5.000%, 06/15/23	200	224,524
5.000%, 06/15/24	155	181,128
5.000%, 06/15/25	800	970,056
Multnomah County School District No. 3 Parkrose (GO) (SCH BD GTY)
¤ 5.000%, 06/30/29 (Pre-refunded@ $100, 6/30/21)	350	361,000
Oregon State (GO) Series C
5.000%, 05/01/24	400	465,664
Oregon State (GO) Series D
5.000%, 06/01/24	350	408,929

	Face Amount^	Value†
	(000)
OREGON — (Continued)
Oregon State (GO) Series E
5.000%, 06/01/24	500	$584,185
Oregon State (GO) (ETM) Series L
5.000%, 05/01/21	140	143,340
Oregon State (GO)
5.000%, 06/01/22	160	172,013
¤ 5.000%, 05/01/30 (Pre-refunded@ $100, 5/1/23)	1,200	1,341,012
¤ 5.000%, 08/01/36 (Pre-refunded@ $100, 8/2/21)	100	103,582
¤ 5.000%, 08/01/43 (Pre-refunded@ $100, 8/1/24)	205	240,764
Oregon State (GO) Series N
5.000%, 08/01/23	250	282,508
Oregon State (GO) Series P
5.000%, 08/01/23	100	113,003
Oregon State (GO) Series A
5.000%, 05/01/24	400	465,664
5.000%, 05/01/29	100	133,918
Oregon State (GO) Series H
5.000%, 05/01/24	150	174,624
Oregon State (GO) Series K
5.000%, 11/01/26	340	429,865
Oregon State Department of Transportation (RB) Series A
5.000%, 11/15/20	350	350,557
5.000%, 11/15/23	125	142,784
Oregon State Lottery (RB)
¤ 5.250%, 04/01/27 (Pre-refunded@ $100, 4/1/21)	1,000	1,020,450
Portland Community College District (GO)
Portland Community College District (GO)
5.000%, 06/15/23	620	696,545
5.000%, 06/15/25	100	121,257
5.000%, 06/15/26	325	405,236
Salem-Keizer School District No. 24J (GO) (SCH BD GTY)
5.000%, 06/15/25	675	818,140
State of Oregon (GO) Series D
5.000%, 06/01/28	150	197,382

DFA OREGON MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
OREGON — (Continued)
State of Oregon (GO) Series P
5.000%, 11/01/20	100	$100,000
State of Oregon Series H
5.000%, 08/01/23	105	118,653
State of Oregon (GO)
5.000%, 06/01/25	215	260,782
State of Oregon Department of Transportation (RB) Series A
5.000%, 11/15/25	520	638,700
Tri-County Metropolitan Transportation District of Oregon (RB) Series A
5.000%, 09/01/22	725	788,039
5.000%, 09/01/23	325	368,335
5.000%, 09/01/24	435	513,043
5.000%, 09/01/29	395	493,920
Tri-County Metropolitan Transportation District of Oregon (RB)
¤ 5.000%, 09/01/23 (Pre-refunded@ $100, 9/1/22)	750	814,920
Tualatin Hills Park & Recreation District (GO)
3.000%, 06/01/22	225	234,810
5.000%, 06/01/22	200	215,016
4.000%, 06/01/26	110	130,915
Washington & Clackamas Counties School District No. 23J Tigard-Tualatin (GO) (SCH BD GTY) Series J
5.000%, 06/15/28	140	178,174
Washington & Multnomah Counties School District No. 48J Beaverton (GO) (SCH BD GTY)
¤ 5.000%, 06/15/26 (Pre-refunded@ $100, 6/15/24)	350	409,129

	Face Amount^	Value†
	(000)
OREGON — (Continued)
Washington & Multnomah Counties School District No. 48J Beaverton (GO) (SCH BD GTY) Series B
¤ 4.000%, 06/15/24 (Pre-refunded@ $100, 6/15/22)	300	$318,138
Washington & Multnomah Counties School District No. 48J Beaverton (GO) (SCH BD GTY) Series D
5.000%, 06/15/24	200	233,714
Washington Clackamas & Yamhill Counties School District No. 88J (GO) (SCH BD GTY)
5.000%, 06/15/25	345	417,981
Washington County (GO)
5.000%, 03/01/25	510	612,087
5.000%, 03/01/26	380	470,182
Washington County Clean Water Services (RB)
5.000%, 10/01/23	310	352,737
5.000%, 10/01/24	225	266,321

TOTAL MUNICIPAL BONDS Cost ($37,933,050)		38,656,090

TOTAL INVESTMENTS — (100.0%) (Cost $37,933,050)		$38,656,090

DFA OREGON MUNICIPAL BOND PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$38,656,090	—	$38,656,090

TOTAL	—	$38,656,090	—	$38,656,090

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	DFA One-Year Fixed Income Portfolio*	DFA Two-Year Global Fixed Income Portfolio*	DFA Selectively Hedged Global Fixed Income Portfolio*	DFA Five-Year Global Fixed Income Portfolio*
ASSETS:
Investment Securities at Value (including $25,004, $535, $3,210 and $5,036 of securities on loan, respectively)	$6,650,938	$5,267,931	$1,121,328	$13,167,269
Temporary Cash Investments at Value & Cost	15,211	—	—	—
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $25,522, $559, $3,284 and $5,141, respectively)	25,523	559	3,284	5,141
Foreign Currencies at Value	—	1,049	121	3,838
Cash	2	46,041	256	96,578
Receivables:
Investment Securities Sold	—	24,754	—	109,836
Dividends and Interest	1,416	19,565	5,613	31,938
Securities Lending Income	1	—	—	1
Fund Shares Sold	8,593	2,405	248	7,242
Unrealized Gain on Forward Currency Contracts	—	33,251	6,375	103,437
Unrealized Gain on Foreign Currency Contracts	—	—	—	130
Prepaid Expenses and Other Assets	83	48	17	110

Total Assets	6,701,767	5,395,603	1,137,242	13,525,520

LIABILITIES:
Payables:
Upon Return of Securities Loaned	25,505	548	3,283	5,142
Investment Securities Purchased	—	66,210	—	202,173
Fund Shares Redeemed	18,289	3,264	2,138	10,047
Due to Advisor	802	632	135	2,487
Unrealized Loss on Forward Currency Contracts	—	2,581	614	15,380
Unrealized Loss on Foreign Currency Contracts	—	20	—	21
Accrued Expenses and Other Liabilities	1,285	914	172	1,884

Total Liabilities	45,881	74,169	6,342	237,134

NET ASSETS	$6,655,886	$5,321,434	$1,130,900	$13,288,386

Institutional Class Shares — based on net assets of $6,655,886; $5,321,434; $1,130,900 and $13,288,386 and shares outstanding of 646,042,068, 532,286,056, 115,852,837 and 1,220,505,400, respectively	$10.30	$10.00	$9.76	$10.89

NUMBER OF SHARES AUTHORIZED	4,000,000,000	4,000,000,000	1,000,000,000	6,600,000,000

Investment Securities at Cost	$6,649,614	$5,238,983	$1,098,314	$13,108,724

Foreign Currencies at Cost	$—	$1,051	$122	$3,864

NET ASSETS CONSIST OF:
Paid-In Capital	$6,665,607	$5,304,676	$1,185,511	$13,298,941
Total Distributable Earnings (Loss)	(9,721)	16,758	(54,611)	(10,555)

NET ASSETS	$6,655,886	$5,321,434	$1,130,900	$13,288,386

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	DFA World ex U.S. Government Fixed Income Portfolio	DFA Short-Term Government Portfolio	DFA Intermediate Government Fixed Income Portfolio	DFA Short-Term Extended Quality Portfolio*
ASSETS:
Investment Securities at Value (including $0, $0, $0 and $15,773 of securities on loan, respectively)	$1,665,513	$2,517,352	$5,780,348	$6,183,686
Temporary Cash Investments at Value & Cost	—	5,440	8,650	—
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $0, $0, $0 and $16, 174, respectively)	—	—	—	16,175
Foreign Currencies at Value	542	—	—	730
Cash	9,505	—	—	6,781
Receivables:
Investment Securities Sold	—	—	13,593	5,204
Dividends and Interest	11,629	761	44,537	31,386
Securities Lending Income	—	—	—	2
Fund Shares Sold	1,848	1,716	9,476	7,990
Unrealized Gain on Forward Currency Contracts	20,256	—	—	22,037
Prepaid Expenses and Other Assets	35	55	84	50

Total Assets	1,709,328	2,525,324	5,856,688	6,274,041

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	—	—	16,152
Investment Securities Purchased	3,763	—	13,180	6,080
Fund Shares Redeemed	1,280	5,819	3,322	2,794
Due to Advisor	229	347	448	962
Unrealized Loss on Forward Currency Contracts	1,396	—	—	436
Unrealized Loss on Foreign Currency Contracts	1	—	—	—
Accrued Expenses and Other Liabilities	202	397	770	881

Total Liabilities	6,871	6,563	17,720	27,305

NET ASSETS	$1,702,457	$2,518,761	$5,838,968	$6,246,736

Institutional Class Shares — based on net assets of $1,702,457; $2,518,761; $5,838,968 and $6,246,736 and shares outstanding of 156,888,067, 238,511,769, 425,426,717 and 569,344,051, respectively	$10.85	$10.56	$13.72	$10.97

NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,500,000,000	1,700,000,000	3,000,000,000

Investment Securities at Cost	$1,548,108	$2,516,689	$5,409,530	$6,101,478

Foreign Currencies at Cost	$547	$—	$—	$740

NET ASSETS CONSIST OF:
Paid-In Capital	$1,590,299	$2,542,574	$5,323,184	$6,189,427
Total Distributable Earnings (Loss)	112,158	(23,813)	515,784	57,309

NET ASSETS	$1,702,457	$2,518,761	$5,838,968	$6,246,736

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	DFA Intermediate- Term Extended Quality Portfolio*	DFA Targeted Credit Portfolio*	DFA Global Core Plus Fixed Income Portfolio*	DFA Investment Grade Portfolio *
ASSETS:
Investment Securities at Value (including $59,045, $21,009, $40,177 and $391,934 of securities on loan, respectively)	$2,108,454	$806,052	$2,544,645	$10,991,553
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $60,332, $21,469, $41,021 and $400,252, respectively)	60,338	21,469	41,025	400,297
Foreign Currencies at Value	—	49	421	1
Cash	2,469	4,953	12,825	70,545
Receivables:
Investment Securities Sold	1,181	—	—	—
Dividends and Interest	19,031	6,125	21,774	91,499
Securities Lending Income	7	2	6	63
Fund Shares Sold	1,576	587	2,409	24,006
Unrealized Gain on Forward Currency Contracts	—	2,629	11,337	4,221
Prepaid Expenses and Other Assets	42	28	—	184

Total Assets	2,193,098	841,894	2,634,442	11,582,369

LIABILITIES:
Payables:
Upon Return of Securities Loaned	60,371	21,471	41,037	400,477
Investment Securities Purchased	—	—	221,684	10,391
Fund Shares Redeemed	1,118	1,188	1,428	5,859
Due to Advisor	332	98	477	1,758
Unrealized Loss on Forward Currency Contracts	—	96	787	157
Accrued Expenses and Other Liabilities	256	130	287	1,126

Total Liabilities	62,077	22,983	265,700	419,768

NET ASSET	$2,131,021	$818,911	$2,368,742	$11,162,601

Institutional Class Shares — based on net assets of $2,131,021; $818,911; $2,368,742 and $11,162,601 and shares outstanding of 180,725,613, 80,460,608, 217,123,882 and 933,432,702, respectively	$11.79	$10.18	$10.91	$11.96

NUMBER OF SHARES AUTHORIZED	2,000,000,000	1,000,000,000	2,000,000,000	2,000,000,000

Investment Securities at Cost	$1,974,576	$787,838	$2,434,883	$10,132,271

Foreign Currencies at Cost	$—	$49	$423	$1

NET ASSETS CONSIST OF:
Paid-In Capital	$1,981,580	$807,348	$2,239,418	$10,273,710
Total Distributable Earnings (Loss)	149,441	11,563	129,324	888,891

NET ASSETS	$2,131,021	$818,911	$2,368,742	$11,162,601

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	DFA Diversified Fixed Income Portfolio	DFA LTIP Portfolio	DFA Inflation- Protected Securities Portfolio	DFA Short- Duration Real Return Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	$1,216,240	—	—	—
Investment Securities at Value (including $0, $0, $0 and $77,768 of securities on loan, respectively)	299,651	$287,917	$5,586,513	$1,385,606
Temporary Cash Investments at Value & Cost	11,006	—	28,181	—
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $2, $0, $0 and $79,385, respectively)	2	—	—	79,380
Foreign Currencies at Value	—	—	—	44
Segregated Cash for Swaps Contracts	—	—	—	1,104
Cash	—	1,086	—	22,541
Receivables:
Dividends and Interest	495	355	11,963	6,916
Securities Lending Income	—	—	—	8
Fund Shares Sold	1,864	1,450	10,886	1,062
Due from Advisor	2	—	—	—
Unrealized Gain on Swap Contracts	—	—	—	5,898
Unrealized Gain on Forward Currency Contracts	—	—	—	2,453
Prepaid Expenses and Other Assets	47	26	81	30

Total Assets	1,529,307	290,834	5,637,624	1,505,042

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	—	—	79,377
Investment Securities/Affiliated Investment Companies Purchased	—	—	—	13,678
Fund Shares Redeemed	1,127	82	14,085	1,794
Due to Advisor	—	26	429	213
Segregated Cash for Swap Contracts	—	—	—	684
Unrealized Loss on Swap Contracts	—	—	—	14,995
Unrealized Loss on Forward Currency Contracts	—	—	—	511
Accrued Expenses and Other Liabilities	102	51	627	236

Total Liabilities	1,229	159	15,141	111,488

NET ASSETS	$1,528,078	$290,675	$5,622,483	$1,393,554

Institutional Class Shares — based on net assets of $1,528,078; $290,675; $5,622,483 and $1,393,554 and shares outstanding of 147,538,693, 23,908,312, 430,835,354 and 138,674,376, respectively	$10.36	$12.16	$13.05	$10.05

NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,000,000,000	1,500,000,000	1,500,000,000

Investments in Affiliated Investment Companies at Cost	$1,163,209	$—	$—	$—

Investment Securities at Cost	$288,676	$246,113	$5,066,818	$1,361,404

Foreign Currencies at Cost	$—	$—	$—	$44

NET ASSETS CONSIST OF:
Paid-In Capital	$1,461,830	$232,386	$5,075,971	$1,397,720
Total Distributable Earnings (Loss)	66,248	58,289	546,512	(4,166)

NET ASSETS	$1,528,078	$290,675	$5,622,483	$1,393,554

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	DFA Municipal Real Return Portfolio	DFA California Municipal Real Return Portfolio	DFA Municipal Bond Portfolio	DFA Short- Term Municipal Bond Portfolio
ASSETS:
Investment Securities at Value	$854,066	$156,097	$524,161	$2,605,898
Cash	4,771	3,461	1,094	2,063
Receivables:
Dividends and Interest	8,158	1,967	5,823	29,958
Fund Shares Sold	1,239	109	572	2,203
Unrealized Gain on Swap Contracts	3,871	549	—	—
Prepaid Expenses and Other Assets	30	13	14	109

Total Assets	872,135	162,196	531,664	2,640,231

LIABILITIES:
Payables:
Investment Securities Purchased	—	—	2,709	4,332
Fund Shares Redeemed	451	2,828	1,165	1,938
Due to Advisor	145	27	73	406
Due to Broker	35	—	—	—
Unrealized Loss on Swap Contracts	14,972	3,101	—	—
Accrued Expenses and Other Liabilities	146	48	84	351

Total Liabilities	15,749	6,004	4,031	7,027

NET ASSETS	$856,386	$156,192	$527,633	$2,633,204

Institutional Class Shares — based on net assets of $856,386; $156,192; $527,633 and $2,633,204 and shares outstanding of 83,884,331, 15,467,984, 50,265,787 and 258,511,181, respectively	$10.21	$10.10	$10.50	$10.19

NUMBER OF SHARES AUTHORIZED	1,000,000,000	500,000,000	1,000,000,000	1,500,000,000

Investment Securities at Cost	$813,399	$150,405	$506,745	$2,599,185

NET ASSETS CONSIST OF:
Paid-In Capital	$833,262	$155,504	$510,551	$2,626,826
Total Distributable Earnings (Loss)	23,124	688	17,082	6,378

NET ASSETS	$856,386	$156,192	$527,633	$2,633,204

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	DFA Intermediate- Term Municipal Bond Portfolio	DFA Selective State Municipal Bond Portfolio	DFA California Short-Term Municipal Bond Portfolio	DFA California Intermediate- Term Municipal Bond Portfolio
ASSETS:
Investment Securities at Value	$2,022,073	$83,714	$1,023,309	$558,743
Cash	4,667	14,528	11,062	5,185
Receivables:
Dividends and Interest	22,351	660	11,831	6,220
Fund Shares Sold	1,316	281	1,224	736
Deferred Offering Costs	—	57	—	—
Prepaid Expenses and Other Assets	35	27	9	17

Total Assets	2,050,442	99,267	1,047,435	570,901

LIABILITIES:
Payables:
Investment Securities Purchased	2,503	13,746	9,654	1,793
Fund Shares Redeemed	3,301	—	498	76
Due to Advisor	312	63	159	77
Accrued Expenses and Other Liabilities	261	8	154	88

Total Liabilities	6,377	13,817	10,465	2,034

NET ASSETS	$2,044,065	$85,450	$1,036,970	$568,867

Institutional Class Shares — based on net assets of $2,044,065; $85,450; $1,036,970 and $568,867 and shares outstanding of 193,210,044, 8,555,948, 100,764,406 and 52,441,573, respectively	$10.58	$9.99	$10.29	$10.85

NUMBER OF SHARES AUTHORIZED	1,500,000,000	500,000,000	1,000,000,000	1,000,000,000

Investment Securities at Cost	$1,930,259	$83,818	$1,018,087	$538,416

NET ASSETS CONSIST OF:
Paid-In Capital	$1,952,880	$85,549	$1,033,614	$548,936
Total Distributable Earnings (Loss)	91,185	(99)	3,356	19,931

NET ASSETS	$2,044,065	$85,450	$1,036,970	$568,867

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	DFA NY Municipal Bond Portfolio	DFA MN Municipal Bond Portfolio	DFA Oregon Municipal Bond Portfolio
ASSETS:
Investment Securities at Value	$108,434	$37,268	$38,656
Cash	912	980	260
Receivables:
Dividends and Interest	1,016	403	562
Fund Shares Sold	17	2	20
Due from Advisor	—	1	8
Prepaid Expenses and Other Assets	7	8	12

Total Assets	110,386	38,662	39,518

LIABILITIES:
Payables:
Investment Securities Purchased	—	517	—
Fund Shares Redeemed	207	10	20
Due to Advisor	10	—	—
Accrued Expenses and Other Liabilities	41	32	85

Total Liabilities	258	559	105

NET ASSETS.	$110,128	$38,103	$39,413

Institutional Class Shares — based on net assets of $110,128; $38,103 and $39,413 and shares outstanding of 10,700,015, 3,755,022 and 3, 859, 737, respectively	$10.29	$10.15	$10.21

NUMBER OF SHARES AUTHORIZED	1,000,000,000	500,000,000	500,000,000

Investment Securities at Cost	$107,110	$36,384	$37,933

NET ASSETS CONSIST OF:
Paid-In Capital	$108,924	$36,866	$38,795
Total Distributable Earnings (Loss)	1,204	1,237	618

NET ASSETS	$110,128	$38,103	$39,413

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	DFA One-Year Fixed Income Portfolio#	DFA Two-Year Global Fixed Income Portfolio#	DFA Selectively Hedged Global Fixed Income Portfolio#	DFA Five-Year Global Fixed Income Portfolio#
Investment Income
Interest	$81,076	$53,078	$14,020	$89,961
Income from Securities Lending	203	12	17	7

Total Investment Income	81,279	53,090	14,037	89,968

Expenses
Investment Management Fees	10,377	7,835	1,703	32,561
Accounting & Transfer Agent Fees	1,262	976	165	2,879
Custodian Fees	152	163	54	586
Filing Fees	205	138	42	323
Shareholders’ Reports	277	189	48	581
Directors’/Trustees’ Fees & Expenses	67	48	11	128
Professional Fees	108	92	21	237
Other	161	141	30	341

Total Expenses	12,609	9,582	2,074	37,636

Fees Paid Indirectly (Note C)	—	225	20	839

Net Expenses	12,609	9,357	2,054	36,797

Net Investment Income (Loss)	68,670	43,733	11,983	53,171

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	982	(20,377)	(6,461)	(68,018)
Affiliated Investment Companies Shares Sold	22	—	2	(8)
Foreign Currency Transactions	—	(2,533)	115	(12,648)
Forward Currency Contracts	—	(58,082)	(16,347)	(239,386)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(3,740)	40,133	24,250	296,048
Affiliated Investment Companies Shares	(4)	—	(1)	(1)
Translation of Foreign Currency-Denominated Amounts	—	261	44	306
Forward Currency Contracts	—	62,888	10,648	190,190

Net Realized and Unrealized Gain (Loss)	(2,740)	22,290	12,250	166,483

Net Increase (Decrease) in Net Assets Resulting from Operations	$65,930	$66,023	$24,233	$219,654

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	DFA World ex U.S. Government Fixed Income Portfolio	DFA Short- Term Government Portfolio	DFA Intermediate Government Fixed Income Portfolio	DFA Short- Term Extended Quality Portfolio#
Investment Income
Interest	$13,285	$17,799	$110,493	$89,880
Income from Securities Lending	—	—	—	76

Total Investment Income	13,285	17,799	110,493	89,956

Expenses
Investment Management Fees	2,681	4,019	5,213	12,282
Accounting & Transfer Agent Fees	293	518	1,098	1,245
Custodian Fees	84	44	58	205
Filing Fees	116	86	135	247
Shareholders’ Reports	67	104	213	258
Directors’/Trustees’ Fees & Expenses	13	24	49	56
Professional Fees	24	35	82	101
Previously Waived Fees Recovered by Advisor (Note C)	19	19	—	74
Other	36	53	120	140

Total Expenses	3,333	4,902	6,968	14,608

Fees Waived, Expenses Reimbursed by Advisor (Note C)	237	—	—	635
Fees Paid Indirectly (Note C)	104	—	—	68

Net Expenses	2,992	4,902	6,968	13,905

Net Investment Income (Loss)	10,293	12,897	103,525	76,051

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	11,616	543	188,250	(12,624)
Affiliated Investment Companies Shares Sold	—	—	—	10
Foreign Currency Transactions	20	—	—	516
Forward Currency Contracts	(63,182)	—	—	(85,854)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	69,147	1,261	127,352	101,788
Affiliated Investment Companies Shares	—	—	—	(4)
Translation of Foreign Currency-Denominated Amounts	(60)	—	—	231
Forward Currency Contracts	38,139	—	—	44,615

Net Realized and Unrealized Gain (Loss)	55,680	1,804	315,602	48,678

Net Increase (Decrease) in Net Assets Resulting from Operations	$65,973	$14,701	$419,127	$124,729

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	DFA Intermediate- Term Extended Quality Portfolio#	DFA Targeted Credit Portfolio#	DFA Global Core Plus Fixed Income Portfolio#	DFA Investment Grade Portfolio #
Investment Income
Interest	$57,969	$14,218	$40,013	$261,680
Income from Securities Lending	193	40	193	1,434

Total Investment Income	58,162	14,258	40,206	263,114

Expenses
Investment Management Fees	3,719	1,444	4,454	19,557
Accounting & Transfer Agent Fees	361	188	350	2,018
Custodian Fees	17	32	91	112
Filing Fees	104	69	215	226
Shareholders’ Reports	79	50	73	326
Directors’/Trustees’ Fees & Expenses	16	7	15	89
Professional Fees	29	12	55	155
Previously Waived Fees Recovered by Advisor (Note C)	6	8	65	128
Other	42	19	101	212

Total Expenses	4,373	1,829	5,419	22,823

Fees Waived, Expenses Reimbursed by Advisor (Note C)	136	253	—	556
Fees Paid Indirectly (Note C)	6	10	30	37

Net Expenses	4,231	1,566	5,389	22,230

Net Investment Income (Loss)	53,931	12,692	34,817	240,884

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	31,351	(5,876)	1,604	58,689
Affiliated Investment Companies Shares Sold	(13)	—	(13)	(166)
Foreign Currency Transactions	—	(25)	(205)	165
Forward Currency Contracts	—	(12,061)	(29,694)	(19,756)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	43,455	16,189	67,367	392,132
Affiliated Investment Companies Shares	(5)	(3)	(2)	(23)
Translation of Foreign Currency-Denominated Amounts	—	26	(59)	39
Forward Currency Contracts	—	5,632	24,807	10,137

Net Realized and Unrealized Gain (Loss)	74,788	3,882	63,805	441,217

Net Increase (Decrease) in Net Assets Resulting from Operations	$128,719	$16,574	$98,622	$682,101

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	DFA Diversified Fixed Income Portfolio#	DFA LTIP Portfolio	DFA Inflation- Protected Securities Portfolio	DFA Short- Duration Real Return Portfolio#
Investment Income
Income Distributions	$16,486	—	—	—

Total Investment Income	16,486	—	—	—

Fund Investment Income
Interest	3,833	$4,626	$82,289	$26,788
Income from Securities Lending	5	—	—	33

Total Fund Investment Income	3,838	4,626	82,289	26,821

Expenses
Investment Management Fees	1,476	250	4,763	2,625
Accounting & Transfer Agent Fees	258	31	681	322
Custodian Fees	3	3	51	68
Filing Fees	103	19	109	51
Shareholders’ Reports	36	24	179	92
Directors’/Trustees’ Fees & Expenses	11	2	47	13
Professional Fees	5	3	74	24
Previously Waived Fees Recovered by Advisor (Note C)	—	17	—	37
Other	10	8	129	50

Total Expenses	1,902	357	6,033	3,282

Fees Waived, Expenses Reimbursed by Advisor (Note C)	1,433	—	—	—
Fees Paid Indirectly (Note C)	—	1	—	13

Net Expenses	469	356	6,033	3,269

Net Investment Income (Loss)	19,855	4,270	76,256	23,552

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(357)	20,979	10,978	(7,195)
Affiliated Investment Companies Shares Sold	2,252	—	—	4
Swap Contracts	—	—	—	(10,398)
Foreign Currency Transactions	—	—	—	(320)
Forward Currency Contracts	—	—	—	(2,318)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	8,883	20,683	372,655	16,576
Affiliated Investment Companies Shares	27,503	—	—	(9)
Swap Contracts	—	—	—	3,898
Translation of Foreign Currency-Denominated Amounts	—	—	—	20
Forward Currency Contracts	—	—	—	5,352

Net Realized and Unrealized Gain (Loss)	38,281	41,662	383,633	5,610

Net Increase (Decrease) in Net Assets Resulting from Operations	$58,136	$45,932	$459,889	$29,162

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	DFA Municipal Real Return Portfolio	DFA California Municipal Real Return Portfolio	DFA Municipal Bond Portfolio	DFA Short- Term Municipal Bond Portfolio
Investment Income
Interest	$14,724	$2,228	$8,493	$28,639

Total Investment Income	14,724	2,228	8,493	28,639

Expenses
Investment Management Fees	1,683	299	959	4,856
Accounting & Transfer Agent Fees	210	48	128	515
Custodian Fees	15	2	—	23
Filing Fees	62	21	52	82
Shareholders’ Reports	36	25	33	78
Directors’/Trustees’ Fees & Expenses	7	1	4	24
Professional Fees	13	3	8	38
Previously Waived Fees Recovered by Advisor (Note C)	—	11	28	—
Other	35	64	16	57

Total Expenses	2,061	474	1,228	5,673

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	—	45	—
Fees Paid Indirectly (Note C)	51	21	23	73

Net Expenses	2,010	453	1,160	5,600

Net Investment Income (Loss)	12,714	1,775	7,333	23,039

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	2,257	(208)	(418)	(123)
Swap Contracts	(6,402)	(2,167)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	13,018	1,733	7,587	1,179
Swap Contracts	1,262	794	—	—

Net Realized and Unrealized Gain (Loss)	10,135	152	7,169	1,056

Net Increase (Decrease) in Net Assets Resulting from Operations	$22,849	$1,927	$14,502	$24,095

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	DFA Intermediate- Term Municipal Bond Portfolio	DFA Selective State Municipal Bond PortfolioƱ	DFA California Short-Term Municipal Bond Portfolio	DFA California Intermediate- Term Municipal Bond Portfolio
Investment Income
Interest	$35,596	$22	$12,498	$8,707

Total Investment Income	35,596	22	12,498	8,707

Expenses
Investment Management Fees	3,850	13	2,136	1,013
Accounting & Transfer Agent Fees	442	1	275	140
Custodian Fees	25	—	6	2
Filing Fees	125	—	39	35
Shareholders’ Reports	66	6	39	33
Directors’/Trustees’ Fees & Expenses	19	1	10	4
Professional Fees	30	1	18	9
Organizational & Offering Costs	—	6	—	—
Previously Waived Fees Recovered by Advisor (Note C)	108	—	—	37
Other	56	—	27	15

Total Expenses	4,721	28	2,550	1,288

Fees Waived, Expenses Reimbursed by Advisor (Note C)	7	13	—	38
Fees Paid Indirectly (Note C)	61	—	40	24

Net Expenses	4,653	15	2,510	1,226

Net Investment Income (Loss)	30,943	7	9,988	7,481

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(950)	—	(1,202)	(257)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	36,549	(104)	(104)	6,748

Net Realized and Unrealized Gain (Loss)	35,599	(104)	(1,306)	6,491

Net Increase (Decrease) in Net Assets Resulting from Operations	$66,542	$(97)	$8,682	$13,972

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
Ʊ	The Portfolio commenced operations on September 30, 2020.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	DFA NY Municipal Bond Portfolio	DFA MN Municipal Bond Portfolio	DFA Oregon Municipal Bond Portfolio
Investment Income
Interest	$1,507	$913	$381

Total Investment Income	1,507	913	381

Expenses
Investment Management Fees	230	169	82
Accounting & Transfer Agent Fees	41	31	11
Custodian Fees	—	2	3
Filing Fees	23	19	11
Shareholders’ Reports	24	23	37
Directors’/Trustees’ Fees & Expenses	1	—	—
Professional Fees	3	2	69
Organizational & Offering Costs	—	—	51
Previously Waived Fees Recovered by Advisor (Note C)	1	1	—
Other	4	3	20

Total Expenses	327	250	284

Fees Waived, Expenses Reimbursed by Advisor (Note C)	39	34	179
Fees Paid Indirectly (Note C)	14	13	10

Net Expenses	274	203	95

Net Investment Income (Loss)	1,233	710	286

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(128)	395	(104)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	224	406	723

Net Realized and Unrealized Gain (Loss)	96	801	619

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,329	$1,511	$905

**	Net of foreign capital gain taxes withheld of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA One-Year Fixed Income Portfolio		DFA Two-Year Global Fixed Income Portfolio		DFA Selectively Hedged Global Fixed Income Portfolio		DFA Five-Year Global Fixed Income Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$68,670	$175,087	$43,733	$102,228	$11,983	$19,467	$53,171	$93,996
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	982	7,758	(20,377)	(14,551)	(6,461)	(7,643)	(68,018)	(223,369)
Affiliated Investment Companies Shares Sold	22	23	—	3	2	—	(8)	—
Foreign Currency Transactions	—	—	(2,533)	(1,144)	115	(12)	(12,648)	(1,934)
Forward Currency Contracts	—	—	(58,082)	91,348	(16,347)	32,151	(239,386)	806,336
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(3,740)	37,497	40,133	57,063	24,250	28,079	296,048	374,136
Affiliated Investment Companies Shares	(4)	(9)	—	(2)	(1)	1	(1)	—
Translation of Foreign Currency-Denominated Amounts	—	—	261	193	44	43	306	1,187
Forward Currency Contracts	—	—	62,888	(46,587)	10,648	(10,404)	190,190	(329,331)

Net Increase (Decrease) in Net Assets Resulting from Operations	65,930	220,356	66,023	188,551	24,233	61,682	219,654	721,021

Distributions:
Institutional Class Shares	(68,850)	(170,989)	(87,479)	(141,446)	(30,567)	(37,788)	(335,646)	(619,057)
Capital Share Transactions (1):
Shares Issued	3,941,731	3,514,943	1,655,183	1,273,102	281,755	186,134	3,952,051	3,716,149
Shares Issued in Lieu of Cash Distributions	64,147	158,775	76,847	129,904	30,491	37,698	331,642	583,539
Shares Redeemed	(4,765,606)	(4,274,622)	(1,907,560)	(1,522,630)	(411,009)	(222,433)	(6,434,968)	(3,976,985)

Net Increase (Decrease) from Capital Share Transactions	(759,728)	(600,904)	(175,530)	(119,624)	(98,763)	1,399	(2,151,275)	322,703

Total Increase (Decrease) in Net Assets	(762,648)	(551,537)	(196,986)	(72,519)	(105,097)	25,293	(2,267,267)	424,667
Net Assets
Beginning of Year	7,418,534	7,970,071	5,518,420	5,590,939	1,235,997	1,210,704	15,555,653	15,130,986

End of Year	$6,655,886	$7,418,534	$5,321,434	$5,518,420	$1,130,900	$1,235,997	$13,288,386	$15,555,653

(1) Shares Issued and Redeemed:
Shares Issued	382,449	341,528	165,867	128,270	29,212	19,503	365,108	344,630
Shares Issued in Lieu of Cash Distributions	6,228	15,430	7,762	13,178	3,186	4,036	30,908	55,469
Shares Redeemed	(462,425)	(415,202)	(191,528)	(153,222)	(42,829)	(23,331)	(594,289)	(369,922)

Net Increase (Decrease) from Shares Issued and Redeemed	(73,748)	(58,244)	(17,899)	(11,774)	(10,431)	208	(198,273)	30,177

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA World ex U.S. Government Fixed Income Portfolio		DFA Short-Term Government Portfolio		DFA Intermediate Government Fixed Income Portfolio		DFA Short-Term Extended Quality Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$10,293	$11,077	$12,897	$45,460	$103,525	$118,378	$76,051	$103,772
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	11,616	8,592	543	(15,943)	188,250	6,761	(12,624)	(23,319)
Affiliated Investment Companies Shares Sold	—	—	—	—	—	—	10	(1)
Foreign Currency Transactions	20	(339)	—	—	—	—	516	(77)
Forward Currency Contracts	(63,182)	79,266	—	—	—	—	(85,854)	113,274
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	69,147	82,846	1,261	56,188	127,352	448,239	101,788	145,875
Affiliated Investment Companies Shares	—	—	—	—	—	—	(4)	3
Translation of Foreign Currency-Denominated Amounts	(60)	436	—	—	—	—	231	212
Forward Currency Contracts	38,139	(37,331)	—	—	—	—	44,615	(44,073)

Net Increase (Decrease) in Net Assets Resulting from Operations	65,973	144,547	14,701	85,705	419,127	573,378	124,729	295,666

Distributions:
Institutional Class Shares	(61,037)	(83,829)	(16,913)	(44,098)	(106,230)	(116,094)	(125,151)	(142,314)
Capital Share Transactions (1):
Shares Issued	714,742	523,406	1,413,234	641,748	2,091,544	1,165,957	2,148,804	2,062,765
Shares Issued in Lieu of Cash Distributions	59,290	81,438	16,492	40,238	104,227	110,257	122,157	139,001
Shares Redeemed	(563,884)	(304,226)	(1,215,611)	(721,109)	(2,280,887)	(1,086,981)	(2,557,849)	(1,471,131)

Net Increase (Decrease) from Capital Share Transactions	210,148	300,618	214,115	(39,123)	(85,116)	189,233	(286,888)	730,635

Total Increase (Decrease) in Net Assets	215,084	361,336	211,903	2,484	227,781	646,517	(287,310)	883,987
Net Assets
Beginning of Year	1,487,373	1,126,037	2,306,858	2,304,374	5,611,187	4,964,670	6,534,046	5,650,059

End of Year	$1,702,457	$1,487,373	$2,518,761	$2,306,858	$5,838,968	$5,611,187	$6,246,736	$6,534,046

(1) Shares Issued and Redeemed:
Shares Issued	67,517	50,680	133,644	61,021	153,647	93,063	197,554	191,700
Shares Issued in Lieu of Cash Distributions	5,751	8,301	1,563	3,825	7,712	8,798	11,281	13,107
Shares Redeemed	(53,523)	(29,575)	(115,031)	(68,502)	(167,856)	(87,670)	(236,085)	(137,209)

Net Increase (Decrease) from Shares Issued and Redeemed	19,745	29,406	20,176	(3,656)	(6,497)	14,191	(27,250)	67,598

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Intermediate- Term Extended Quality Portfolio		DFA Targeted Credit Portfolio		DFA Global Core Plus Fixed Income Portfolio		DFA Investment Grade Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$53,931	$56,416	$12,692	$15,049	$34,817	$18,564	$240,884	$242,730
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	31,351	596	(5,876)	688	1,604	(3,435)	58,689	(26,638)
Affiliated Investment Companies Shares Sold	(13)	(4)	—	—	(13)	(3)	(166)	13
Foreign Currency Transactions	—	—	(25)	(37)	(205)	35,410	165	(111)
Forward Currency Contracts	—	—	(12,061)	14,795	(29,694)	—	(19,756)	24,616
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	43,455	189,030	16,189	21,583	67,367	74,421	392,132	836,659
Affiliated Investment Companies Shares	(5)	9	(3)	3	(2)	7	(23)	57
Translation of Foreign Currency-Denominated Amounts	—	—	26	32	(59)	256	39	21
Forward Currency Contracts	—	—	5,632	(6,974)	24,807	(21,664)	10,137	(10,327)

Net Increase (Decrease) in Net Assets Resulting from Operations	128,719	246,047	16,574	45,139	98,622	103,556	682,101	1,067,020

Distributions:
Institutional Class Shares	(53,409)	(55,145)	(18,598)	(16,395)	(27,050)	(35,318)	(229,667)	(241,381)
Capital Share Transactions (1):
Shares Issued	894,761	437,804	297,392	278,164	1,278,169	1,027,377	4,131,499	2,817,218
Shares Issued in Lieu of Cash Distributions	50,165	51,783	17,968	15,909	27,049	35,318	226,392	237,758
Shares Redeemed	(601,591)	(750,304)	(261,032)	(207,990)	(529,427)	(201,879)	(3,491,018)	(2,676,114)

Net Increase (Decrease) from Capital Share Transactions	343,335	(260,717)	54,328	86,083	775,791	860,816	866,873	378,862

Total Increase (Decrease) in Net Assets	418,645	(69,815)	52,304	114,827	847,363	929,054	1,319,307	1,204,501
Net Assets
Beginning of Year	1,712,376	1,782,191	766,607	651,780	1,521,379	592,325	9,843,294	8,638,793

End of Year	$2,131,021	$1,712,376	$818,911	$766,607	$2,368,742	$1,521,379	$11,162,601	$9,843,294

(1) Shares Issued and Redeemed:
Shares Issued	77,622	40,841	29,617	27,911	120,914	101,960	351,037	258,905
Shares Issued in Lieu of Cash Distributions	4,356	4,827	1,788	1,613	2,619	3,728	19,533	21,807
Shares Redeemed	(52,978)	(70,148)	(26,150)	(20,861)	(51,353)	(20,658)	(301,834)	(248,227)

Net Increase (Decrease) from Shares Issued and Redeemed	29,000	(24,480)	5,255	8,663	72,180	85,030	68,736	32,485

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Diversified Fixed Income Portfolio		DFA LTIP Portfolio		DFA Inflation- Protected Securities Portfolio		DFA Short-Duration Real Return Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$19,855	$20,361	$4,270	$4,943	$76,256	$99,024	$23,552	$28,809
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(357)	(360)	20,979	(1,051)	10,978	19,214	(7,195)	(6,498)
Affiliated Investment Companies Shares Sold	2,252	(338)	—	—	—	—	4	2
Swap Contracts.	—	—	—	—	—	—	(10,398)	(2,983)
Foreign Currency Transactions	—	—	—	—	—	—	(320)	(43)
Forward Currency Contracts	—	—	—	—	—	—	(2,318)	25,856
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	8,883	6,084	20,683	36,494	372,655	286,465	16,576	43,174
Affiliated Investment Companies Shares	27,503	43,274	—	—	—	—	(9)	3
Swap Contracts.	—	—	—	—	—	—	3,898	(20,599)
Translation of Foreign Currency-Denominated Amounts.	—	—	—	—	—	—	20	27
Forward Currency Contracts	—	—	—	—	—	—	5,352	(9,099)

Net Increase (Decrease) in Net Assets Resulting from Operations	58,136	69,021	45,932	40,386	459,889	404,703	29,162	58,649

Distributions:
Institutional Class Shares.	(18,821)	(20,204)	(3,208)	(5,453)	(57,432)	(96,788)	(37,127)	(38,948)
Capital Share Transactions (1):
Shares Issued	786,152	430,279	144,835	58,343	1,982,544	1,231,285	467,499	425,606
Shares Issued in Lieu of Cash Distributions	18,817	20,200	3,208	5,453	56,270	91,253	36,198	38,094
Shares Redeemed	(381,156)	(230,642)	(115,132)	(52,337)	(1,706,524)	(1,234,043)	(586,975)	(440,322)

Net Increase (Decrease) from Capital Share Transactions	423,813	219,837	32,911	11,459	332,290	88,495	(83,278)	23,378

Total Increase (Decrease) in Net Assets	463,128	268,654	75,635	46,392	734,747	396,410	(91,243)	43,079
Net Assets
Beginning of Year	1,064,950	796,296	215,040	168,648	4,887,736	4,491,326	1,484,797	1,441,718

End of Year	$1,528,078	$1,064,950	$290,675	$215,040	$5,622,483	$4,887,736	$1,393,554	$1,484,797

(1) Shares Issued and Redeemed:
Shares Issued	76,437	44,054	12,395	6,328	157,067	104,817	47,262	43,208
Shares Issued in Lieu of Cash Distributions	1,857	2,073	278	579	4,474	7,698	3,664	3,960
Shares Redeemed	(37,246)	(23,679)	(10,037)	(5,546)	(136,993)	(105,557)	(59,889)	(44,873)

Net Increase (Decrease) from Shares Issued and Redeemed	41,048	22,448	2,636	1,361	24,548	6,958	(8,963)	2,295

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Municipal Real Return Portfolio		DFA California Municipal Real Return Portfolio		DFA Municipal Bond Portfolio		DFA Short-Term Municipal Bond Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$12,714	$14,042	$1,775	$1,914	$7,333	$7,287	$23,039	$31,974
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	2,257	(167)	(208)	(28)	(418)	(14)	(123)	(40)
Swap Contracts	(6,402)	320	(2,167)	(48)	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	13,018	49,821	1,733	6,441	7,587	17,118	1,179	19,393
Swap Contracts	1,262	(25,584)	794	(3,484)	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	22,849	38,432	1,927	4,795	14,502	24,391	24,095	51,327

Distributions:
Institutional Class Shares	(12,801)	(14,027)	(1,824)	(1,907)	(7,369)	(7,271)	(23,645)	(32,121)
Return of Capital	—	—	(44)	—	—	—	—	—

Total Distributions	(12,801)	(14,027)	(1,868)	(1,907)	(7,369)	(7,271)	(23,645)	(32,121)

Capital Share Transactions (1):
Shares Issued	371,317	290,520	80,234	64,370	184,158	166,180	1,175,347	1,033,600
Shares Issued in Lieu of Cash Distributions	12,787	14,011	1,868	1,907	7,325	7,226	20,544	28,928
Shares Redeemed	(421,908)	(310,504)	(61,544)	(55,958)	(180,813)	(134,143)	(1,181,386)	(1,016,742)

Net Increase (Decrease) from Capital Share Transactions	(37,804)	(5,973)	20,558	10,319	10,670	39,263	14,505	45,786

Total Increase (Decrease) in Net Assets	(27,756)	18,432	20,617	13,207	17,803	56,383	14,955	64,992
Net Assets
Beginning of Year	884,142	865,710	135,575	122,368	509,830	453,447	2,618,249	2,553,257

End of Year	$856,386	$884,142	$156,192	$135,575	$527,633	$509,830	$2,633,204	$2,618,249

(1) Shares Issued and Redeemed:
Shares Issued	37,070	29,354	8,083	6,482	17,643	16,318	115,265	101,744
Shares Issued in Lieu of Cash Distributions	1,276	1,408	186	191	702	706	2,016	2,846
Shares Redeemed	(42,955)	(31,450)	(6,330)	(5,633)	(17,449)	(13,193)	(115,956)	(100,079)

Net Increase (Decrease) from Shares Issued and Redeemed	(4,609)	(688)	1,939	1,040	896	3,831	1,325	4,511

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Intermediate- Term Municipal Bond Portfolio		DFA Selective State Municipal Bond Portfolio	DFA California Short-Term Municipal Bond Portfolio		DFA California Intermediate-Term Municipal Bond Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Period Sep 30, 2020 Ʊ to Oct 31, 2020	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$30,943	$30,152	$7	$9,988	$14,721	$7,481	$7,185
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(950)	(132)	—	(1,202)	(521)	(257)	(113)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	36,549	81,331	(104)	(104)	9,345	6,748	17,427

Net Increase (Decrease) in Net Assets Resulting from Operations	66,542	111,351	(97)	8,682	23,545	13,972	24,499

Distributions:
Institutional Class Shares	(30,959)	(30,101)	(2)	(10,276)	(14,735)	(7,659)	(7,149)
Return of Capital	—	—	—	(234)	—	(69)	—

Total Distributions	(30,959)	(30,101)	(2)	(10,510)	(14,735)	(7,728)	(7,149)

Capital Share Transactions (1):
Shares Issued	618,097	764,488	86,233	312,860	386,341	187,912	163,979
Shares Issued in Lieu of Cash Distributions	29,729	28,921	2	9,989	14,141	7,612	7,052
Shares Redeemed	(709,003)	(587,680)	(686)	(512,377)	(366,699)	(152,332)	(104,499)

Net Increase (Decrease) from Capital Share Transactions	(61,177)	205,729	85,549	(189,528)	33,783	43,192	66,532

Total Increase (Decrease) in Net Assets	(25,594)	286,979	85,450	(191,356)	42,593	49,436	83,882
Net Assets
Beginning of Year	2,069,659	1,782,680	—	1,228,326	1,185,733	519,431	435,549

End of Year	$2,044,065	$2,069,659	$85,450	$1,036,970	$1,228,326	$568,867	$519,431

(1) Shares Issued and Redeemed:
Shares Issued	58,952	74,969	8,625	30,376	37,575	17,550	15,534
Shares Issued in Lieu of Cash Distributions	2,827	2,819	—	969	1,374	705	664
Shares Redeemed	(68,033)	(57,788)	(69)	(49,795)	(35,640)	(14,271)	(9,902)

Net Increase (Decrease) from Shares Issued and Redeemed	(6,254)	20,000	8,556	(18,450)	3,309	3,984	6,296

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA NY Municipal Bond Portfolio		DFA MN Municipal Bond Portfolio		DFA Oregon Municipal Bond Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Period Sep 10, 2019 Ʊ to Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,233	$1,503	$710	$799	$286	$14
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(128)	—	395	(16)	(104)	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	224	1,739	406	2,198	723	—

Net Increase (Decrease) in Net Assets Resulting from Operations	1,329	3,242	1,511	2,981	905	14

Distributions:
Institutional Class Shares	(1,253)	(1,493)	(730)	(795)	(290)	(11)
Return of Capital	—	—	—	—	(9)	—

Total Distributions	(1,253)	(1,493)	(730)	(795)	(299)	(11)

Capital Share Transactions (1):
Shares Issued	44,688	40,618	18,722	19,440	20,069	23,898
Shares Issued in Lieu of Cash Distributions	1,253	1,493	730	795	298	11
Shares Redeemed	(57,058)	(23,123)	(56,269)	(14,600)	(4,704)	(768)

Net Increase (Decrease) from Capital Share Transactions	(11,117)	18,988	(36,817)	5,635	15,663	23,141

Total Increase (Decrease) in Net Assets	(11,041)	20,737	(36,036)	7,821	16,269	23,144
Net Assets
Beginning of Year	121,169	100,432	74,139	66,318	23,144	—

End of Year	$110,128	$121,169	$38,103	$74,139	$39,413	$23,144

(1) Shares Issued and Redeemed:
Shares Issued	4,339	3,975	1,851	1,961	1,988	2,390
Shares Issued in Lieu of Cash Distributions	122	146	72	80	29	1
Shares Redeemed	(5,570)	(2,261)	(5,545)	(1,480)	(471)	(77)

Net Increase (Decrease) from Shares Issued and Redeemed	(1,109)	1,860	(3,622)	561	1,546	2,314

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA One-Year Fixed Income Portfolio					DFA Two-Year Global Fixed Income Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$10.31	$10.24	$10.29	$10.31	$10.32	$10.03	$9.95	$9.99	$9.99	$9.96

Income from Investment Operations (A)
Net Investment Income (Loss)	0.10	0.23	0.18	0.11	0.07	0.08	0.18	0.17	0.12	0.08
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.01)	0.06	(0.06)	(0.02)	—	0.04	0.15	(0.08)	(0.03)	—

Total from Investment Operations	0.09	0.29	0.12	0.09	0.07	0.12	0.33	0.09	0.09	0.08

Less Distributions:
Net Investment Income	(0.10)	(0.22)	(0.17)	(0.11)	(0.07)	(0.15)	(0.25)	(0.13)	(0.09)	(0.05)
Net Realized Gains	—	—	—	—	(0.01)	—	—	—	—	—

Total Distributions	(0.10)	(0.22)	(0.17)	(0.11)	(0.08)	(0.15)	(0.25)	(0.13)	(0.09)	(0.05)

Net Asset Value, End of Year	$10.30	$10.31	$10.24	$10.29	$10.31	$10.00	$10.03	$9.95	$9.99	$9.99

Total Return	0.84%	2.90%	1.22%	0.86%	0.70%	1.23%	3.42%	0.87%	0.95%	0.81%

Net Assets, End of Year (thousands)	$6,655,886	$7,418,534	$7,970,071	$7,458,011	$6,985,789	$5,321,434	$5,518,420	$5,590,939	$5,201,650	$4,724,757
Ratio of Expenses to Average Net Assets	0.17%	0.18%	0.17%	0.17%	0.17%	0.17%	0.18%	0.17%	0.17%	0.17%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.17%	0.18%	0.17%	0.17%	0.17%	0.18%	0.18%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to Average Net Assets	0.95%	2.22%	1.76%	1.08%	0.69%	0.80%	1.83%	1.73%	1.21%	0.79%
Portfolio Turnover Rate	83%	30%	68%	86%	64%	51%	59%	81%	121%	87%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Selectively Hedged Global Fixed Income Portfolio					DFA Five-Year Global Fixed Income Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$9.79	$9.60	$9.66	$9.72	$9.41	$10.96	$10.90	$11.03	$11.16	$11.08

Income from Investment Operations (A)
Net Investment Income (Loss)	0.10	0.15	0.15	0.17	0.17	0.04	0.07	0.11	0.18	0.18
Net Gains (Losses) on Securities (Realized and Unrealized)	0.11	0.34	(0.04)	(0.08)	0.24	0.14	0.44	(0.07)	(0.08)	0.10

Total from Investment Operations	0.21	0.49	0.11	0.09	0.41	0.18	0.51	0.04	0.10	0.28

Less Distributions:
Net Investment Income	(0.24)	(0.30)	(0.17)	(0.15)	(0.10)	(0.25)	(0.45)	(0.16)	(0.19)	(0.17)
Net Realized Gains	—	—	—	—	—	—	—	(0.01)	(0.04)	(0.03)

Total Distributions	(0.24)	(0.30)	(0.17)	(0.15)	(0.10)	(0.25)	(0.45)	(0.17)	(0.23)	(0.20)

Net Asset Value, End of Year	$9.76	$9.79	$9.60	$9.66	$9.72	$10.89	$10.96	$10.90	$11.03	$11.16

Total Return	2.20%	5.29%	1.12%	1.00%	4.44%	1.64%	4.88%	0.38%	0.95%	2.63%

Net Assets, End of Year (thousands)	$1,130,900	$1,235,997	$1,210,704	$1,137,725	$988,751	$13,288,386	$15,555,653	$15,130,986	$14,085,116	$12,597,375
Ratio of Expenses to Average Net Assets	0.17%	0.18%	0.17%	0.17%	0.17%	0.26%	0.28%	0.27%	0.27%	0.27%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.17%	0.18%	0.17%	0.17%	0.17%	0.27%	0.29%	0.27%	0.27%	0.27%
Ratio of Net Investment Income to Average Net Assets	1.01%	1.60%	1.62%	1.77%	1.75%	0.38%	0.63%	1.03%	1.66%	1.60%
Portfolio Turnover Rate	45%	62%	63%	52%	54%	47%	46%	67%	69%	41%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA World Ex U.S. Government Fixed Income Portfolio					DFA Short-Term Government Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$10.85	$10.45	$10.22	$10.37	$10.48	$10.57	$10.38	$10.59	$10.75	$10.75

Income from Investment Operations (A)
Net Investment Income (Loss)	0.07	0.09	0.10	0.10	0.11	0.06	0.20	0.16	0.12	0.11
Net Gains (Losses) on Securities (Realized and Unrealized)	0.37	1.08	0.15	0.02	0.50	0.01	0.19	(0.22)	(0.13)	0.04

Total from Investment Operations	0.44	1.17	0.25	0.12	0.61	0.07	0.39	(0.06)	(0.01)	0.15

Less Distributions:
Net Investment Income	(0.33)	(0.73)	(0.02)	(0.25)	(0.71)	(0.08)	(0.20)	(0.15)	(0.12)	(0.11)
Net Realized Gains	(0.11)	(0.04)	—	(0.02)	(0.01)	—	—	—	(0.03)	(0.04)

Total Distributions	(0.44)	(0.77)	(0.02)	(0.27)	(0.72)	(0.08)	(0.20)	(0.15)	(0.15)	(0.15)

Net Asset Value, End of Year	$10.85	$10.85	$10.45	$10.22	$10.37	$10.56	$10.57	$10.38	$10.59	$10.75

Total Return	4.28%	11.92%	2.42%	1.31%	6.26%	0.63%	3.75%	(0.60%)	(0.10%)	1.40%

Net Assets, End of Year (thousands)	$1,702,457	$1,487,373	$1,126,037	$933,640	$772,664	$2,518,761	$2,306,858	$2,304,374	$2,221,841	$2,094,510
Ratio of Expenses to Average Net Assets	0.19%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.19%	0.19%	0.19%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.22%	0.22%	0.21%	0.21%	0.22%	0.20%	0.20%	0.19%	0.19%	0.19%
Ratio of Net Investment Income to Average Net Assets	0.66%	0.85%	0.94%	1.04%	1.09%	0.52%	1.92%	1.52%	1.17%	1.02%
Portfolio Turnover Rate	41%	49%	37%	51%	48%	85%	58%	30%	34%	51%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Intermediate Government Fixed Income Portfolio					DFA Short-Term Extended Quality Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$12.99	$11.88	$12.45	$12.86	$12.67	$10.95	$10.68	$10.85	$10.90	$10.82

Income from Investment Operations (A)
Net Investment Income (Loss)	0.25	0.29	0.27	0.26	0.26	0.13	0.19	0.19	0.20	0.19
Net Gains (Losses) on Securities (Realized and Unrealized)	0.74	1.10	(0.57)	(0.39)	0.24	0.10	0.35	(0.16)	(0.07)	0.10

Total from Investment Operations	0.99	1.39	(0.30)	(0.13)	0.50	0.23	0.54	0.03	0.13	0.29

Less Distributions:
Net Investment Income	(0.26)	(0.28)	(0.26)	(0.25)	(0.25)	(0.21)	(0.27)	(0.19)	(0.18)	(0.19)
Net Realized Gains	—	—	(0.01)	(0.03)	(0.06)	—	—	(0.01)	—	(0.02)

Total Distributions	(0.26)	(0.28)	(0.27)	(0.28)	(0.31)	(0.21)	(0.27)	(0.20)	(0.18)	(0.21)

Net Asset Value, End of Year	$13.72	$12.99	$11.88	$12.45	$12.86	$10.97	$10.95	$10.68	$10.85	$10.90

Total Return	7.67%	11.81%	(2.44%)	(0.93%)	3.95%	2.13%	5.11%	0.22%	1.19%	2.70%

Net Assets, End of Year (thousands)	$5,838,968	$5,611,187	$4,964,670	$4,629,841	$3,811,636	$6,246,736	$6,534,046	$5,650,059	$5,559,764	$4,723,470
Ratio of Expenses to Average Net Assets	0.12%	0.13%	0.12%	0.12%	0.12%	0.22%	0.22%	0.22%	0.22%	0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.12%	0.13%	0.12%	0.12%	0.12%	0.23%	0.23%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to Average Net Assets	1.85%	2.28%	2.22%	2.06%	2.01%	1.20%	1.73%	1.76%	1.85%	1.77%
Portfolio Turnover Rate	45%	25%	16%	12%	17%	40%	51%	27%	23%	25%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Intermediate-Term Extended Quality Portfolio					DFA Targeted Credit Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Period	$11.29	$10.11	$10.85	$10.97	$10.67	$10.19	$9.80	$10.06	$10.08	$9.96

Income from Investment Operations (A)
Net Investment Income (Loss)	0.32	0.35	0.33	0.33	0.32	0.16	0.21	0.22	0.22	0.21
Net Gains (Losses) on Securities (Realized and Unrealized)	0.50	1.17	(0.71)	(0.11)	0.37	0.07	0.42	(0.24)	(0.03)	0.12

Total from Investment Operations	0.82	1.52	(0.38)	0.22	0.69	0.23	0.63	(0.02)	0.19	0.33

Less Distributions:
Net Investment Income	(0.32)	(0.34)	(0.33)	(0.32)	(0.34)	(0.24)	(0.24)	(0.22)	(0.21)	(0.21)
Net Realized Gains	—	—	(0.03)	(0.02)	(0.05)	(—)	—	(0.02)	—	—

Total Distributions	(0.32)	(0.34)	(0.36)	(0.34)	(0.39)	(0.24)	(0.24)	(0.24)	(0.21)	(0.21)

Net Asset Value, End of Period	$11.79	$11.29	$10.11	$10.85	$10.97	$10.18	$10.19	$9.80	$10.06	$10.08

Total Return	7.37%	15.27%	(3.53%)	2.05%	6.61%	2.32%	6.51%	(0.18%)	1.94%	3.39%

Net Assets, End of Period (thousands)	$2,131,021	$1,712,376	$1,782,191	$1,804,891	$1,414,041	$818,911	$766,607	$651,780	$514,588	$356,579
Ratio of Expenses to Average Net Assets	0.22%	0.22%	0.22%	0.22%	0.22%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.23%	0.23%	0.22%	0.22%	0.22%	0.23%	0.24%	0.23%	0.23%	0.24%
Ratio of Net Investment Income to Average Net Assets	2.80%	3.25%	3.21%	3.03%	2.99%	1.61%	2.12%	2.25%	2.25%	2.06%
Portfolio Turnover Rate	42%	19%	24%	18%	28%	35%	17%	19%	41%	21%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Global Core Plus Fixed Income Portfolio				DFA Investment Grade Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Period Jan 11, 2018 Ʊ to Oct 31, 2018		Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Period	$10.50	$9.89	$10.00		$11.38	$10.38	$10.90	$11.04	$10.80

Income from Investment Operations (A)
Net Investment Income (Loss)	0.20	0.20	0.15		0.28	0.29	0.27	0.25	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	0.39	0.96	(0.21)		0.57	1.00	(0.53)	(0.16)	0.25

Total from Investment Operations	0.59	1.16	(0.06)		0.85	1.29	(0.26)	0.09	0.49

Less Distributions:
Net Investment Income	(0.18)	(0.55)	(0.05)		(0.27)	(0.29)	(0.26)	(0.23)	(0.22)
Net Realized Gains	—	—	—		—	—	—	—	(0.03)

Total Distributions	(0.18)	(0.55)	(0.05)		(0.27)	(0.29)	(0.26)	(0.23)	(0.25)

Net Asset Value, End of Period	$10.91	$10.50	$9.89		$11.96	$11.38	$10.38	$10.90	$11.04

Total Return	5.69%	12.33%	(0.56	%)(B)	7.54%	12.60%	(2.38%)	0.86%	4.62%

Net Assets, End of Period (thousands)	$2,368,742	$1,521,379	$592,325		$11,162,601	$9,843,294	$8,638,793	$8,185,290	$6,193,789
Ratio of Expenses to Average Net Assets *	0.29%	0.30%	0.30	%(C)(D)(E)	0.22%	0.22%	0.22%	0.22%	0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly) *	0.29%	0.30%	0.31	%(C)(D)(E)	0.23%	0.23%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to Average Net Assets	1.90%	1.99%	1.82	%(D)(E)	2.38%	2.69%	2.55%	2.32%	2.20%
Portfolio Turnover Rate	32%	14%	68	%(B)	22%	21%	15%	18%	7%
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	N/A	N/A	0.01%		N/A	N/A	N/A	N/A	N/A

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Diversified Fixed Income Portfolio										DFA LTIP Portfolio
	Year Ended Oct 31, 2020		Year Ended Oct 31, 2019		Year Ended Oct 31, 2018		Year Ended Oct 31, 2017		Period Aug 10, 2016 Ʊ to Oct 31, 2016		Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Period	$10.00		$9.47		$9.76		$9.92		$10.00		$10.11	$8.47	$9.31	$9.81	$8.67

Income from Investment Operations (A)
Net Investment Income (Loss)	0.17		0.22		0.19		0.15		0.02		0.20	0.24	0.33	0.25	0.26
Net Gains (Losses) on Securities (Realized and Unrealized)	0.35		0.53		(0.29)		(0.16)		(0.08)		1.99	1.66	(0.83)	(0.50)	1.03

Total from Investment Operations	0.52		0.75		(0.10)		(0.01)		(0.06)		2.19	1.90	(0.50)	(0.25)	1.29

Less Distributions:
Net Investment Income	(0.16)		(0.22)		(0.19)		(0.15)		(0.02)		(0.14)	(0.22)	(0.34)	(0.24)	(0.15)
Net Realized Gains	—		—		(—)		—		—		—	(0.04)	—	(0.01)	—

Total Distributions	(0.16)		(0.22)		(0.19)		(0.15)		(0.02)		(0.14)	(0.26)	(0.34)	(0.25)	(0.15)

Net Asset Value, End of Period	$10.36		$10.00		$9.47		$9.76		$9.92		$12.16	$10.11	$8.47	$9.31	$9.81

Total Return	5.26%		7.97%		(1.05%)		(0.05%)		(0.64	%)(B)	21.75%	22.69%	(5.73%)	(2.52%)	14.90%

Net Assets, End of Period (thousands)	$1,528,078		$1,064,950		$796,296		$530,016		$112,561		$290,675	$215,040	$168,648	$124,591	$63,267
Ratio of Expenses to Average Net Assets *	0.15	%(C)	0.15	%(C)	0.15	%(C)	0.15	%(C)	0.15	%(C)(D)(E)	0.14%	0.15%	0.15%	0.15%	0.15%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly) *	0.27	%(C)	0.27	%(C)	0.26	%(C)	0.29	%(C)	0.45	%(C)(D)(E)	0.14%	0.15%	0.14%	0.14%	0.21%
Ratio of Net Investment Income to Average Net Assets	1.61%		2.21%		1.93%		1.56%		0.91	%(D)(E)	1.71%	2.52%	3.52%	2.75%	2.76%
Portfolio Turnover Rate	12%		3%		3%		5%		N/A		65%	38%	53%	2%	4%
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.11%		0.12%		0.11%		0.11%		0.11%		N/A	N/A	N/A	N/A	N/A

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Inflation-Protected Securities Portfolio					DFA Short-Duration Real Return Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$12.03	$11.25	$11.79	$12.09	$11.54	$10.06	$9.92	$10.02	$10.02	$9.79

Income from Investment Operations (A)
Net Investment Income (Loss)	0.19	0.25	0.35	0.25	0.16	0.17	0.20	0.18	0.17	0.17
Net Gains (Losses) on Securities (Realized and Unrealized)	0.97	0.78	(0.52)	(0.29)	0.53	0.07	0.20	(0.11)	(0.03)	0.18

Total from Investment Operations	1.16	1.03	(0.17)	(0.04)	0.69	0.24	0.40	0.07	0.14	0.35

Less Distributions:
Net Investment Income	(0.13)	(0.25)	(0.37)	(0.23)	(0.13)	(0.25)	(0.26)	(0.17)	(0.14)	(0.12)
Net Realized Gains	(0.01)	—	—	(0.03)	(0.01)	—	—	—	—	—

Total Distributions	(0.14)	(0.25)	(0.37)	(0.26)	(0.14)	(0.25)	(0.26)	(0.17)	(0.14)	(0.12)

Net Asset Value, End of Year	$13.05	$12.03	$11.25	$11.79	$12.09	$10.05	$10.06	$9.92	$10.02	$10.02

Total Return	9.69%	9.16%	(1.53%)	(0.26%)	5.96%	2.43%	4.16%	0.70%	1.42%	3.67%

Net Assets, End of Year (thousands)	$5,622,483	$4,887,736	$4,491,326	$4,359,301	$3,514,067	$1,393,554	$1,484,797	$1,441,718	$1,130,418	$914,956
Ratio of Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%	0.23%	0.24%	0.23%	0.24%	0.24%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.12%	0.12%	0.12%	0.12%	0.12%	0.23%	0.24%	0.23%	0.23%	0.23%
Ratio of Net Investment Income to Average Net Assets	1.49%	2.13%	3.01%	2.14%	1.35%	1.68%	1.98%	1.78%	1.72%	1.68%
Portfolio Turnover Rate	15%	28%	24%	16%	19%	44%	42%	39%	35%	62%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Municipal Real Return Portfolio					DFA California Municipal Real Return Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Period Nov 1, 2017 Ʊ to Oct 31, 2018
Net Asset Value, Beginning of Period	$9.99	$9.71	$9.94	$9.93	$9.72	$10.02	$9.80	$10.00

Income from Investment Operations (A)
Net Investment Income (Loss)	0.15	0.16	0.15	0.13	0.12	0.12	0.15	0.13
Net Gains (Losses) on Securities (Realized and Unrealized)	0.22	0.28	(0.23)	0.01	0.21	0.08	0.21	(0.22)

Total from Investment Operations	0.37	0.44	(0.08)	0.14	0.33	0.20	0.36	(0.09)

Less Distributions:
Net Investment Income	(0.15)	(0.16)	(0.15)	(0.13)	(0.12)	(0.12)	(0.14)	(0.11)
Return of Capital	—	—	—	—	—	(0.00)*	—	—

Total Distributions	(0.15)	(0.16)	(0.15)	(0.13)	(0.12)	(0.12)	(0.14)	(0.11)

Net Asset Value, End of Period	$10.21	$9.99	$9.71	$9.94	$9.93	$10.10	$10.02	$9.80

Total Return	3.77%	4.56%	(0.86%)	1.42%	3.40%	2.04%	3.73%	(0.86	%)(B)

Net Assets, End of Period (thousands)	$856,386	$884,142	$865,710	$716,821	$473,985	$156,192	$135,575	$122,368
Ratio of Expenses to Average Net Assets	0.24%	0.23%	0.23%	0.23%	0.26%	0.27%	0.28%	0.30	%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.24%	0.24%	0.24%	0.24%	0.24%	0.28%	0.29%	0.32	%(D)(E)
Ratio of Net Investment Income to Average Net Assets	1.51%	1.62%	1.51%	1.34%	1.19%	1.19%	1.46%	1.31	%(D)(E)
Portfolio Turnover Rate	34%	6%	8%	4%	N/A	21%	12%	2	%(B)

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Municipal Bond Portfolio					DFA Short-Term Municipal Bond Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Period	$10.33	$9.96	$10.18	$10.22	$10.12	$10.18	$10.10	$10.18	$10.21	$10.24

Income from Investment Operations (A)
Net Investment Income (Loss)	0.15	0.15	0.14	0.12	0.12	0.09	0.12	0.11	0.10	0.09
Net Gains (Losses) on Securities (Realized and Unrealized)	0.17	0.37	(0.23)	(0.04)	0.10	0.01	0.08	(0.08)	(0.03)	(0.02)

Total from Investment Operations	0.32	0.52	(0.09)	0.08	0.22	0.10	0.20	0.03	0.07	0.07

Less Distributions:
Net Investment Income	(0.15)	(0.15)	(0.13)	(0.12)	(0.12)	(0.09)	(0.12)	(0.11)	(0.10)	(0.10)

Total Distributions	(0.15)	(0.15)	(0.13)	(0.12)	(0.12)	(0.09)	(0.12)	(0.11)	(0.10)	(0.10)

Net Asset Value, End of Period	$10.50	$10.33	$9.96	$10.18	$10.22	$10.19	$10.18	$10.10	$10.18	$10.21

Total Return	3.11%	5.28%	(0.84%)	0.76%	2.22%	1.02%	2.03%	0.28%	0.67%	0.68%

Net Assets, End of Period (thousands)	$527,633	$509,830	$453,447	$351,938	$220,721	$2,633,204	$2,618,249	$2,553,257	$2,531,941	$2,103,981
Ratio of Expenses to Average Net Assets	0.23%	0.22%	0.23%	0.23%	0.23%	0.22%	0.23%	0.22%	0.22%	0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.23%	0.25%	0.24%	0.24%	0.25%	0.22%	0.23%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to Average Net Assets	1.43%	1.51%	1.38%	1.17%	1.13%	0.88%	1.22%	1.08%	0.96%	0.92%
Portfolio Turnover Rate	33%	13%	11%	8%	2%	140%	90%	31%	16%	11%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Intermediate-Term Municipal Bond Portfolio					DFA Selective State Municipal Bond Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Period Sep 30, 2020 Ʊ to Oct 31, 2020
Net Asset Value, Beginning of Period	$10.38	$9.93	$10.19	$10.25	$10.17	$10.00

Income from Investment Operations (A)
Net Investment Income (Loss)	0.16	0.16	0.15	0.14	0.14	—
Net Gains (Losses) on Securities (Realized and Unrealized)	0.20	0.45	(0.26)	(0.06)	0.09	(0.01)

Total from Investment Operations	0.36	0.61	(0.11)	0.08	0.23	(0.01)

Less Distributions:
Net Investment Income	(0.16)	(0.16)	(0.15)	(0.14)	(0.15)	(—)

Total Distributions	(0.16)	(0.16)	(0.15)	(0.14)	(0.15)	—

Net Asset Value, End of Period	$10.58	$10.38	$9.93	$10.19	$10.25	$9.99

Total Return	3.47%	6.17%	(1.08%)	0.75%	2.23%	(0.10	%)(B)

Net Assets, End of Period (thousands)	$2,044,065	$2,069,659	$1,782,680	$1,667,648	$1,264,647	$85,450
Ratio of Expenses to Average Net Assets	0.23%	0.23%	0.22%	0.23%	0.23%	0.23	%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.23%	0.23%	0.22%	0.23%	0.22%	0.34	%(D)(E)
Ratio of Net Investment Income to Average Net Assets	1.50%	1.57%	1.51%	1.35%	1.34%	0.11	%(D)(E)
Portfolio Turnover Rate	31%	12%	6%	4%	3%	0	%(B)

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA California Short-Term Municipal Bond Portfolio					DFA California Intermediate-Term Municipal Bond Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$10.30	$10.23	$10.31	$10.33	$10.34	$10.72	$10.33	$10.58	$10.62	$10.56

Income from Investment Operations (A)
Net Investment Income (Loss)	0.09	0.12	0.11	0.09	0.09	0.15	0.16	0.15	0.14	0.15
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.01)	0.07	(0.09)	(0.02)	(0.01)	0.13	0.38	(0.25)	(0.04)	0.07

Total from Investment Operations	0.08	0.19	0.02	0.07	0.08	0.28	0.54	(0.10)	0.10	0.22

Less Distributions:
Net Investment Income	(0.09)	(0.12)	(0.10)	(0.09)	(0.09)	(0.15)	(0.15)	(0.15)	(0.14)	(0.16)
Return of Capital	(0.00)*	—	—	—	—	(0.00)*	—	—	—	—

Total Distributions	(0.09)	(0.12)	(0.10)	(0.09)	(0.09)	(0.15)	(0.15)	(0.15)	(0.14)	(0.16)

Net Asset Value, End of Year	$10.29	$10.30	$10.23	$10.31	$10.33	$10.85	$10.72	$10.33	$10.58	$10.62

Total Return	0.82%	1.88%	0.22%	0.68%	0.79%	2.66%	5.30%	(0.96%)	0.97%	2.10%

Net Assets, End of Year (thousands)	$1,036,970	$1,228,326	$1,185,733	$1,031,539	$880,209	$568,867	$519,431	$435,549	$347,302	$255,893
Ratio of Expenses to Average Net Assets	0.22%	0.23%	0.22%	0.22%	0.22%	0.23%	0.22%	0.23%	0.23%	0.23%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.22%	0.24%	0.22%	0.22%	0.22%	0.23%	0.24%	0.23%	0.23%	0.23%
Ratio of Net Investment Income to Average Net Assets	0.87%	1.19%	1.02%	0.88%	0.84%	1.38%	1.47%	1.45%	1.36%	1.42%
Portfolio Turnover Rate	83%	97%	39%	19%	20%	33%	19%	7%	7%	4%
See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA NY Municipal Bond Portfolio					DFA MN Municipal Bond Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Period Jul 25, 2017 Ʊ to Oct 31, 2017
Net Asset Value, Beginning of Period	$10.26	$10.10	$10.24	$10.25	$10.14	$10.05	$9.73	$9.95	$10.00

Income from Investment Operations (A)
Net Investment Income (Loss)	0.11	0.14	0.12	0.11	0.11	0.11	0.11	0.11	0.02
Net Gains (Losses) on Securities (Realized and Unrealized)	0.03	0.15	(0.14)	(0.01)	0.12	0.10	0.32	(0.22)	(0.05)

Total from Investment Operations	0.14	0.29	(0.02)	0.10	0.23	0.21	0.43	(0.11)	(0.03)

Less Distributions:
Net Investment Income	(0.11)	(0.13)	(0.12)	(0.11)	(0.12)	(0.11)	(0.11)	(0.11)	(0.02)

Total Distributions	(0.11)	(0.13)	(0.12)	(0.11)	(0.12)	(0.11)	(0.11)	(0.11)	(0.02)

Net Asset Value, End of Period	$10.29	$10.26	$10.10	$10.24	$10.25	$10.15	$10.05	$9.73	$9.95

Total Return	1.39%	2.92%	(0.20%)	0.94%	2.29%	2.13%	4.47%	(1.16%)	(0.28	%)(B)

Net Assets, End of Period (thousands)	$110,128	$121,169	$100,432	$91,204	$57,581	$38,103	$74,139	$66,318	$61,259
Ratio of Expenses to Average Net Assets	0.24%	0.23%	0.25%	0.25%	0.25%	0.30%	0.30%	0.32%	0.24	%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.28%	0.29%	0.25%	0.25%	0.34%	0.37%	0.38%	0.38%	0.37	%(D)(E)
Ratio of Net Investment Income to Average Net Assets	1.07%	1.32%	1.20%	1.06%	1.10%	1.05%	1.14%	1.09%	0.96	%(D)(E)
Portfolio Turnover Rate	91%	40%	27%	15%	1%	27%	14%	14%	N/A	(B)

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Oregon Municipal Bond Portfolio
	Year Ended Oct 31, 2020	Period Sep 10, 2019 Ʊ to Oct 31, 2019
Net Asset Value, Beginning of Period	$10.00	$10.00

Income from Investment Operations (A)
Net Investment Income (Loss)	0.09	0.01
Net Gains (Losses) on Securities (Realized and Unrealized)	0.21	(0.01)

Total from Investment Operations	0.30	—

Less Distributions:
Net Investment Income	(0.09)	(—)
Return of Capital	(0.00)*	—

Total Distributions	(0.09)	—

Net Asset Value, End of Period	$10.21	$10.00

Total Return	3.03%	0.05	%(B)

Net Assets, End of Period (thousands)	$39,413	$23,144
Ratio of Expenses to Average Net Assets	0.29%	0.32	%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.87%	0.65	%(D)(E)
Ratio of Net Investment Income to Average Net Assets	0.87%	0.47	%(D)(E)
Portfolio Turnover Rate	11%	0	%(B)

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and six operational portfolios, of which twenty-seven (the “Portfolios”) are included in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

The DFA Diversified Fixed Income Portfolio achieves its investment objective by investing directly in securities as listed on its Schedule of Investments and/or in other series of the Fund as indicated below (collectively, the “Underlying Funds”). The Underlying Funds’ shareholder reports are included in this report. As of October 31, 2020, the Portfolio was the owner of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

Fund of Funds	Underlying Funds	Percentage Ownership at 10/31/20
DFA Diversified Fixed Income Portfolio	DFA Two-Year Global Fixed Income Portfolio	9%
	DFA Intermediate Government Fixed Income Portfolio	13%

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These valuations are generally categorized as Level 2 in the hierarchy.

Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy. Swap agreements will be valued at the price provided by an independent third-party pricing service or source. If a price is not available from an independent third-party pricing service or source, the swap agreement will be valued in good faith at fair value in accordance with procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy.

Shares held by the Portfolios in other investment companies (such as the Underlying Funds shares held by the DFA Diversified Fixed Income Portfolio) are valued at their respective daily net asset values as reported by their administrator. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA World ex U.S. Government Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA Targeted Credit Portfolio, DFA Global Core Plus Fixed Income Portfolio (the “International Fixed Income Portfolios”), DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The International Fixed Income Portfolios, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio also enter into forward currency contracts for the purpose of hedging against fluctuations in currency exchange rates or to transfer balances from one currency to another. DFA Selectively Hedged Global Fixed Income Portfolio may hedge the currency exposure of its foreign securities or leave some or all of the currency exposure unhedged. Forward currency contracts are marked-to-market daily based on daily forward exchange rates.

The International Fixed Income Portfolios, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Fixed Income Portfolios, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3. Treasury Inflation-Protected Securities (TIPS): Inflation-protected securities (also known as inflation indexed securities) are securities whose principal and/or interest payments are adjusted for inflation, unlike conventional debt securities that make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation-Protected Securities (“TIPS”), which are securities issued by the U.S. Treasury. The principal value of TIPS is adjusted for inflation (payable at maturity) and the semi-annual interest payments by TIPS equal a fixed percentage of the inflation-adjusted principal amount. These inflation adjustments are based upon the Consumer Price Index for Urban Consumers (CPI-U). The original principal value of TIPS is guaranteed, even during period of deflation. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or par amount at original issue. Other types of inflation-protected securities may use other methods to adjust for inflation and other measures of inflation. Additionally, inflation-protected securities issued by entities other than the U.S. Treasury may not provide a guarantee of principal value at maturity.

4. To-Be-Announced (TBA) Commitments: TBA commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 90 days. TBA’s may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in each Portfolio’s other assets. Unsettled TBA’s are valued at the current market value of the underlying securities, according to the procedures described in the section entitled “Valuation of Securities”.

5. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

6. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

The Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

C. Investment Advisor and Administrator:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2020, the Portfolios’ investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

DFA One-Year Fixed Income Portfolio	0.14	%*
DFA Two-Year Global Fixed Income Portfolio	0.14	%*
DFA Selectively Hedged Global Fixed Income Portfolio	0.14	%*
DFA Five-Year Global Fixed Income Portfolio	0.23	%*
DFA World ex U.S. Government Fixed Income Portfolio	0.17	%*
DFA Short-Term Government Portfolio	0.16	%*
DFA Intermediate Government Fixed Income Portfolio	0.09	%*
DFA Short-Term Extended Quality Portfolio	0.19	%*
DFA Intermediate-Term Extended Quality Portfolio	0.19	%*
DFA Targeted Credit Portfolio	0.18	%*
DFA Global Core Plus Fixed Income Portfolio	0.24	%*
DFA Investment Grade Portfolio	0.19	%*
DFA Diversified Fixed Income Portfolio	0.12%
DFA LTIP Portfolio	0.10%
DFA Inflation-Protected Securities Portfolio	0.09	%*
DFA Short-Duration Real Return Portfolio	0.19	%*
DFA Municipal Real Return Portfolio	0.20%
DFA California Municipal Real Return Portfolio	0.20%
DFA Municipal Bond Portfolio	0.19	%*
DFA Short-Term Municipal Bond Portfolio	0.19	%*
DFA Intermediate-Term Municipal Bond Portfolio	0.19	%*
DFA Selective State Municipal Bond Portfolio	0.20%
DFA California Short-Term Municipal Bond Portfolio	0.19	%*
DFA California Intermediate-Term Municipal Bond Portfolio	0.19	%*
DFA NY Municipal Bond Portfolio	0.20%
DFA MN Municipal Bond Portfolio	0.25%
DFA Oregon Municipal Bond Portfolio	0.25%

*	Effective as of February 28, 2020, the management fees payable by the following Portfolios were reduced as follows:

Portfolio	Management Fee Prior to February 28, 2020	Management Fee Effective February 28, 2020
DFA One-Year Fixed Income Portfolio	0.15%	0.14%
DFA Two-Year Global Fixed Income Portfolio	0.15%	0.14%
DFA Selectively Hedged Global Fixed Income Portfolio	0.15%	0.14%
DFA Five-Year Global Fixed Income Portfolio	0.25%	0.22%
DFA World ex U.S. Government Fixed Income Portfolio	0.18%	0.17%
DFA Short-Term Government Portfolio	0.17%	0.16%
DFA Intermediate Government Fixed Income Portfolio	0.10%	0.09%
DFA Short-Term Extended Quality Portfolio	0.20%	0.19%
DFA Intermediate-Term Extended Quality Portfolio	0.20%	0.19%
DFA Targeted Credit Portfolio	0.19%	0.18%
DFA Global Core Plus Fixed Income Portfolio	0.25%	0.24%
DFA Investment Grade Portfolio	0.20%	0.19%
DFA Inflation-Protected Securities Portfolio	0.10%	0.09%
DFA Short-Duration Real Return Portfolio	0.20%	0.18%

Portfolio	Management Fee Prior to February 28, 2020	Management Fee Effective February 28, 2020
DFA Municipal Bond Portfolio	0.20%	0.18%
DFA Short-Term Municipal Bond Portfolio	0.20%	0.18%
DFA Intermediate-Term Municipal Bond Portfolio	0.20%	0.18%
DFA California Short-Term Municipal Bond Portfolio	0.20%	0.18%
DFA California Intermediate-Term Municipal Bond Portfolio	0.20%	0.18%

Pursuant to Amended and Restated Fee Waiver and/or Expense Assumption Agreements (each, a “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for the Portfolios will remain in effect through February 28, 2021, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. During the year ended October 31, 2020, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2020, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2020, are also reflected below (amounts in thousands). At any time that the Portfolio Expenses (defined below) of the Institutional Class of a Portfolio are less than the Expense Limitation Amount listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount in place for the Portfolio. The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to the DFA Short-Duration Real Return Portfolio, the Advisor shall also not be reimbursed for any management fees previously waived to offset the Portfolio’s proportionate share of the management fees paid by such Portfolio through its investment in other funds managed by the Advisor.

Institutional Class Shares	Expense Limitation Amount	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
DFA Selectively Hedged Global Fixed Income Portfolio (1)	0.25%	—	—	—
DFA World ex U.S. Government Fixed Income Portfolio (1)	0.20%	$19	$237	$604
DFA Short-Term Government Portfolio (2)	0.20%	19	—	—
DFA Short-Term Extended Quality Portfolio (1)	0.22%	74	635	1,620
DFA Intermediate-Term Extended Quality Portfolio (1)	0.22%	6	136	326
DFA Targeted Credit Portfolio (1)	0.20%	8	253	667
DFA Global Core Plus Fixed Income Portfolio (3)	0.30%	65	—	—
DFA Investment Grade Portfolio (4)	0.22%	128	556	1,564
DFA Diversified Fixed Income Portfolio (3)	0.15%	—	1,433	3,332
DFA LTIP Portfolio (1)	0.15%	17	—	1
DFA Inflation-Protected Securities Portfolio (1)	0.20%	—	—	—
DFA Short-Duration Real Return Portfolio (5)	0.24%	37	—	—

Institutional Class Shares	Expense Limitation Amount	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
DFA Municipal Real Return Portfolio (1)	0.27%	—	—	—
DFA California Municipal Real Return Portfolio (3)	0.30%	$11	—	—
DFA Municipal Bond Portfolio (1)	0.23%	28	$45	$159
DFA Short-Term Municipal Bond Portfolio (2)	0.30%	—	—	—
DFA Intermediate-Term Municipal Bond Portfolio (1)	0.23%	108	7	7
DFA Selective State Municipal Bond Portfolio (1)	0.23%	—	13	13
DFA California Short-Term Municipal Bond Portfolio (1)	0.30%	—	—	—
DFA California Intermediate-Term Municipal Bond Portfolio (1)	0.23%	37	38	68
DFA NY Municipal Bond Portfolio (1)	0.25%	1	39	91
DFA MN Municipal Bond Portfolio (1)	0.32%	1	34	114
DFA Oregon Municipal Bond Portfolio (1)	0.32%	—	179	189

(1) The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of each of the Portfolios listed above (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of each Portfolio, on an annualized basis, to the rates listed above as a percentage of a class of the respective Portfolio’s average net assets (the “Expense Limitation Amount”).

(2) The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through its investment in other investment companies) (“Portfolio Expenses”) of a class of each of the Portfolios listed above so that such Portfolio Expenses, on an annualized basis, do not exceed the rate reflected above for a class of each such Portfolio (the “Expense Limitation Amount”).

(3) The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(4) The Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund (the “Money Market Series”) and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit Portfolio Expenses of a class of the Portfolio, on an annualized basis, to the rate listed above as a percentage of the average net assets of a class of the Portfolio (the “Expense Limitation Amount”).

(5) The Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.18% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (the “Underlying Funds”). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series and the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

Earned Income Credit:

Additionally, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios’ custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio’s net assets. During the year ended October 31, 2020, expenses reduced were as follows (amounts in thousands):

Fees Paid Indirectly
DFA Two-Year Global Fixed Income Portfolio	$225
DFA Selectively Hedged Global Fixed Income Portfolio	20
DFA Five-Year Global Fixed Income Portfolio	839
DFA World ex U.S. Government Fixed Income Portfolio	104
DFA Short-Term Extended Quality Portfolio	68
DFA Intermediate-Term Extended Quality Portfolio	6
DFA Targeted Credit Portfolio	10
DFA Global Core Plus Fixed Income Portfolio	30
DFA Investment Grade Portfolio	37
DFA LTIP Portfolio	1
DFA Short-Duration Real Return Portfolio	13
DFA Municipal Real Return Portfolio	51
DFA California Municipal Real Return Portfolio	21
DFA Municipal Bond Portfolio	23
DFA Short-Term Municipal Bond Portfolio	73
DFA Intermediate-Term Municipal Bond Portfolio	61
DFA California Short-Term Municipal Bond Portfolio	40
DFA California Intermediate-Term Municipal Bond Portfolio	24
DFA NY Municipal Bond Portfolio	14
DFA MN Municipal Bond Portfolio	13
DFA Oregon Municipal Bond Portfolio	10

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2020, the total related amount paid by the Fund to the CCO was $309 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2020, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

DFA One-Year Fixed Income Portfolio	$422
DFA Two-Year Global Fixed Income Portfolio	333
DFA Selectively Hedged Global Fixed Income Portfolio	35
DFA Five-Year Global Fixed Income Portfolio	391
DFA World ex U.S. Government Fixed Income Portfolio	18
DFA Short-Term Government Portfolio	91
DFA Intermediate Government Fixed Income Portfolio	153
DFA Short-Term Extended Quality Portfolio	119

DFA Intermediate-Term Extended Quality Portfolio	$38
DFA Targeted Credit Portfolio	7
DFA Global Core Plus Fixed Income Portfolio	6
DFA Investment Grade Portfolio	128
DFA Diversified Fixed Income Portfolio	8
DFA LTIP Portfolio	2
DFA Inflation-Protected Securities Portfolio	116
DFA Short-Duration Real Return Portfolio	18
DFA Municipal Real Return Portfolio	9
DFA California Municipal Real Return Portfolio	1
DFA Municipal Bond Portfolio	5
DFA Short-Term Municipal Bond Portfolio	93
DFA Intermediate-Term Municipal Bond Portfolio	26
DFA Selective State Municipal Bond Portfolio	—
DFA California Short-Term Municipal Bond Portfolio	27
DFA California Intermediate-Term Municipal Bond Portfolio	6
DFA NY Municipal Bond Portfolio	1
DFA MN Municipal Bond Portfolio	—
DFA Oregon Municipal Bond Portfolio	—

E.Purchases and Sales of Securities:

For the year ended October 31, 2020, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and in-kind redemptions (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
DFA One-Year Fixed Income Portfolio	$1,095,092	$603,652	$858,468	$2,218,276
DFA Two-Year Global Fixed Income Portfolio	511,285	1,149,271	1,474,643	2,079,507
DFA Selectively Hedged Global Fixed Income Portfolio	57,015	149,029	438,081	351,055
DFA Five-Year Global Fixed Income Portfolio	920,094	2,523,216	4,808,241	4,778,852
DFA World ex U.S. Government Fixed Income Portfolio	134,616	80,507	621,929	550,522
DFA Short-Term Government Portfolio	1,022,477	730,189	—	—
DFA Intermediate Government Fixed Income Portfolio	2,521,647	2,561,901	—	—
DFA Short-Term Extended Quality Portfolio	85,020	548,231	2,068,261	1,638,680
DFA Intermediate-Term Extended Quality Portfolio	214,229	129,674	936,603	670,459
DFA Targeted Credit Portfolio	6,004	1,001	314,410	267,560
DFA Global Core Plus Fixed Income Portfolio	18,266	12,577	1,336,688	567,117
DFA Investment Grade Portfolio	1,618,315	1,461,262	1,593,364	725,442
DFA Diversified Fixed Income Portfolio	118,893	45,601	261,420	59,953
DFA LTIP Portfolio	190,496	161,032	—	—

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
DFA Inflation-Protected Securities Portfolio	$1,074,670	$748,820	—	—
DFA Short-Duration Real Return Portfolio	94,596	124,152	$493,985	$595,288
DFA Municipal Real Return Portfolio	—	—	272,968	345,521
DFA California Municipal Real Return
Portfolio	—	—	51,595	28,845
DFA Municipal Bond Portfolio	—	—	197,059	166,798
DFA Short-Term Municipal Bond Portfolio	—	—	2,662,361	2,532,229
DFA Intermediate-Term Municipal Bond Portfolio	—	—	636,301	638,138
DFA Selective State Municipal Bond Portfolio	—	—	82,452	—
DFA California Short-Term Municipal Bond Portfolio	—	—	784,878	892,193
DFA California Intermediate-Term Municipal Bond Portfolio	—	—	224,125	175,698
DFA NY Municipal Bond Portfolio	—	—	86,819	87,634
DFA MN Municipal Bond Portfolio	—	—	16,579	45,907
DFA Oregon Municipal Bond Portfolio	—	—	21,759	3,288

For the year ended October 31, 2020, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments, Statements of Assets and Liabilities or Statements of Operations due to rounding.The amounts are as follows (amounts in thousands):

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) Appreciation/ on Sales	Change in Unrealized Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions
DFA One-Year Fixed Income Portfolio
The DFA Short Term Investment Fund	$132,331	$5,198,925	$5,305,751	$22	$(4)	$25,523	2,206	$923	—

Total	$132,331	$5,198,925	$5,305,751	$22	$(4)	$25,523	2,206	$923	—

DFA Two-Year Global Fixed Income Portfolio
The DFA Short Term Investment Fund	$8,262	$513,629	$521,332	—	—	$559	48	$50	—

Total	$8,262	$513,629	$521,332	—	—	$559	48	$50	—

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) Appreciation/ on Sales	Change in Unrealized Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions
DFA Selectively Hedged Global Fixed Income Portfolio
The DFA Short Term Investment Fund	$6,987	$164,723	$168,427	$2	$(1)	$3,284	284	$41	—

Total	$6,987	$164,723	$168,427	$2	$(1)	$3,284	284	$41	—

DFA Five-Year Global Fixed Income Portfolio
The DFA Short Term Investment Fund	$10,366	$648,791	$654,007	$(8)	$(1)	$5,141	444	$61	—

Total	$10,366	$648,791	$654,007	$(8)	$(1)	$5,141	444	$61	—

DFA Short-Term Extended Quality Portfolio
The DFA Short Term Investment Fund	$53,504	$1,730,933	$1,768,268	$10	$(4)	$16,175	1,398	$300	—

Total	$53,504	$1,730,933	$1,768,268	$10	$(4)	$16,175	1,398	$300	—

DFA Intermediate-Term Extended Quality Portfolio
The DFA Short Term Investment Fund	$110,406	$552,072	$602,122	$(13)	$(5)	$60,338	5,215	$899	—

Total	$110,406	$552,072	$602,122	$(13)	$(5)	$60,338	5,215	$899	—

DFA Targeted Credit Portfolio
The DFA Short Term Investment Fund	$20,916	$105,009	$104,453	—	$(3)	$21,469	1,855	$138	—

Total	$20,916	$105,009	$104,453	—	$(3)	$21,469	1,855	$138	—

DFA Global Core Plus Fixed Income Portfolio
The DFA Short Term Investment Fund	$75,815	$330,853	$365,628	$(13)	$(2)	$41,025	3,546	—	—

Total	$75,815	$330,853	$365,628	$(13)	$(2)	$41,025	3,546	—	—

DFA Investment Grade Portfolio
The DFA Short Term Investment Fund	$693,614	$3,193,121	$3,486,249	$(166)	$(23)	$400,297	34,595	$6,035	—

Total	$693,614	$3,193,121	$3,486,249	$(166)	$(23)	$400,297	34,595	$6,035	—

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) Appreciation/ on Sales	Change in Unrealized Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions
DFA Diversified Fixed Income Portfolio
DFA Intermediate Government Fixed Income	$529,102	$261,419	$59,953	$2,444	$27,993	$761,005	55,426	$11,564	—
DFA Two-Year Global Fixed Income	315,511	162,472	22,065	(194)	(490)	455,234	45,523	4,922	—
The DFA Short Term Investment Fund	—	273,383	273,383	2	—	2	—	—	—

Total	$844,613	$697,274	$355,401	$2,252	$27,503	$1,216,241	100,949	$16,486	—

DFA Short-Duration Real Return Portfolio
The DFA Short Term Investment Fund	$36,970	$204,601	$162,186	$4	$(9)	$79,380	6,860	$163	—

Total	$36,970	$204,601	$162,186	$4	$(9)	$79,380	6,860	$163	—

F.Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2020, can occur as a result of realized gains on securities considered to be “passive foreign investment companies, “non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2019, and October 31, 2020, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total*
DFA One-Year Fixed Income Portfolio
2019	$170,989	—	—	$170,989
2020	68,850	—	—	68,850
DFA Two-Year Global Fixed Income Portfolio
2019	141,446	—	—	141,446
2020	87,479	—	—	87,479

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total*
DFA Selectively Hedged Global Fixed Income Portfolio
2019	$37,788	—	—	$37,788
2020	30,567	—	—	30,567
DFA Five-Year Global Fixed Income Portfolio
2019	619,058	—	—	619,058
2020	335,646	—	—	335,646
DFA World ex U.S. Government Fixed Income Portfolio
2019	79,500	$4,329	—	83,829
2020	48,102	12,935	—	61,037
DFA Short-Term Government Portfolio
2019	44,098	—	—	44,098
2020	16,913	—	—	16,913
DFA Intermediate Government Fixed Income Portfolio
2019	116,094	—	—	116,094
2020	106,230	—	—	106,230
DFA Short-Term Extended Quality Portfolio
2019	142,314	—	—	142,314
2020	125,151	—	—	125,151
DFA Intermediate-Term Extended Quality Portfolio
2019	55,145	—	—	55,145
2020	53,409	—	—	53,409
DFA Targeted Credit Portfolio
2019	16,395	—	—	16,395
2020	18,526	72	—	18,598
DFA Global Core Plus Fixed Income Portfolio
2019	35,318	—	—	35,318
2020	27,050	—	—	27,050
DFA Investment Grade Portfolio
2019	241,381	—	—	241,381
2020	229,667	—	—	229,667
DFA Diversified Fixed Income Portfolio
2019	20,185	19	—	20,204
2020	18,821	—	—	18,821
DFA LTIP Portfolio
2019	4,624	829	—	5,453
2020	3,208	—	—	3,208
DFA Inflation-Protected Securities Portfolio
2019	96,788	—	—	96,788
2020	53,806	3,626	—	57,432
DFA Short-Duration Real Return Portfolio
2019	38,949	—	—	38,949
2020	37,128	—	—	37,128
DFA Municipal Real Return Portfolio
2019	—	—	$14,027	14,027

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total*
2020	—	—	$12,801	$12,801
DFA California Municipal Real Return Portfolio
2019	—	—	1,907	1,907
2020	—	—	1,824	1,824
DFA Municipal Bond Portfolio
2019	—	—	7,271	7,271
2020	—	—	7,369	7,369
DFA Short-Term Municipal Bond Portfolio
2019	—	—	32,120	32,120
2020	—	—	23,645	23,645
DFA Intermediate-Term Municipal Bond Portfolio
2019	—	—	30,101	30,101
2020	—	—	30,959	30,959
DFA Selective State Municipal Bond Portfolio
2020	—	—	2	2
DFA California Short-Term Municipal Bond Portfolio
2019	—	—	14,735	14,735
2020	—	—	10,276	10,276
DFA California Intermediate-Term Municipal Bond
Portfolio
2019	—	—	7,150	7,150
2020	—	—	7,660	7,660
DFA NY Municipal Bond Portfolio
2019	—	—	1,493	1,493
2020	—	—	1,253	1,253
DFA MN Municipal Bond Portfolio
2019	—	—	796	796
2020	—	—	730	730
DFA Oregon Municipal Bond Portfolio
2019	—	—	11	11
2020	—	—	289	289

* Totals do not include distributions from return of capital during the year ended October 31, 2019, of $0, $0, $0 and $0, and during the year ended October 31, 2020, of $44, $234, $69 and $9, for the DFA California Municipal Real Return Portfolio, DFA California Short-Term Municipal Bond Portfolio, DFA California Intermediate-Term Municipal Bond Portfolio and DFA Oregon Municipal Bond Portfolio, respectively.

The DFA Selective State Municipal Bond Portfolio commenced operations on September 30, 2020, and did not pay any distributions for the year ended October 31, 2019.

As of October 31, 2020, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA One-Year Fixed Income Portfolio	$(89)	—	$(89)
DFA Two-Year Global Fixed Income Portfolio	—	—	—
DFA Selectively Hedged Global Fixed Income Portfolio	—	—	—
DFA Five-Year Global Fixed Income Portfolio	—	—	—
DFA World ex U.S. Government Fixed Income Portfolio	—	—	—
DFA Short-Term Government Portfolio	—	—	—
DFA Intermediate Government Fixed Income Portfolio	(11,746)	$(18,561)	(30,307)
DFA Short-Term Extended Quality Portfolio	(95)	—	(95)
DFA Intermediate-Term Extended Quality Portfolio	(1,298)	(1,943)	(3,241)
DFA Targeted Credit Portfolio	(185)	—	(185)
DFA Global Core Plus Fixed Income Portfolio	(4,189)	—	(4,189)
DFA Investment Grade Portfolio	(11,697)	—	(11,697)
DFA Diversified Fixed Income Portfolio	(178)	—	(178)
DFA LTIP Portfolio	(482)	(3,793)	(4,275)
DFA Inflation-Protected Securities Portfolio	(7,204)	—	(7,204)
DFA Short-Duration Real Return Portfolio	(992)	—	(992)
DFA Municipal Real Return Portfolio	—	—	—
DFA California Municipal Real Return Portfolio	—	—	—
DFA Municipal Bond Portfolio	—	—	—
DFA Short-Term Municipal Bond Portfolio	—	—	—
DFA Intermediate-Term Municipal Bond Portfolio	—	—	—
DFA Selective State Municipal Bond Portfolio	—	—	—
DFA California Short-Term Municipal Bond Portfolio	—	—	—
DFA California Intermediate-Term Municipal Bond Portfolio	—	—	—
DFA NY Municipal Bond Portfolio	—	—	—
DFA MN Municipal Bond Portfolio	—	—	—
DFA Oregon Municipal Bond Portfolio	—	—	—

As of October 31, 2020, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
DFA One-Year Fixed Income Portfolio	$1,042	—	$(11,659)	$1,318	$(9,299)
DFA Two-Year Global Fixed Income Portfolio	29,899	—	(19,373)	6,626	17,152
DFA Selectively Hedged Global Fixed Income Portfolio	—	—	(77,522)	22,966	(54,556)
DFA Five-Year Global Fixed Income Portfolio	—	—	(113,708)	103,597	(10,111)

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
DFA World ex U.S. Government Fixed Income Portfolio	$16,896	$10,937	—	$84,343	$112,176
DFA Short-Term Government Portfolio	—	—	$(24,386)	663	(23,723)
DFA Intermediate Government Fixed Income Portfolio	14,199	130,969	—	370,770	515,938
DFA Short-Term Extended Quality Portfolio	2,246	—	(17,837)	82,037	66,446
DFA Intermediate-Term Extended Quality Portfolio	—	15,928	—	133,602	149,530
DFA Targeted Credit Portfolio	3,449	—	(4,757)	12,865	11,557
DFA Global Core Plus Fixed Income Portfolio	33,389	2,629	—	93,340	129,358
DFA Investment Grade Portfolio	40,132	—	—	848,886	889,018
DFA Diversified Fixed Income Portfolio	1,297	1,453	—	63,507	66,257
DFA LTIP Portfolio	1,283	15,345	—	41,662	58,290
DFA Inflation-Protected Securities Portfolio	17,135	18,151	—	511,342	546,628
DFA Short-Duration Real Return Portfolio	8,349	—	(28,375)	15,877	(4,149)
DFA Municipal Real Return Portfolio	—	—	(6,669)	29,567	22,898
DFA California Municipal Real Return Portfolio	—	—	(2,452)	3,140	688
DFA Municipal Bond Portfolio	—	—	(464)	17,416	16,952
DFA Short-Term Municipal Bond Portfolio	—	—	(298)	6,713	6,415
DFA Intermediate-Term Municipal Bond Portfolio	—	—	(1,277)	91,814	90,537
DFA Selective State Municipal Bond Portfolio	—	—	—	(104)	(104)
DFA California Short-Term Municipal Bond Portfolio	—	—	(1,839)	5,221	3,382
DFA California Intermediate-Term Municipal Bond Portfolio	—	—	(391)	20,327	19,936
DFA NY Municipal Bond Portfolio	—	—	(138)	1,324	1,186
DFA MN Municipal Bond Portfolio	15	337	—	884	1,236
DFA Oregon Municipal Bond Portfolio	—	—	(105)	723	618

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end.Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. Additionally, such losses must be used prior to the losses incurred in the years preceding enactment. As of October 31, 2020, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
DFA One-Year Fixed Income Portfolio	$11,659	$11,659
DFA Two-Year Global Fixed Income Portfolio	19,373	19,373
DFA Selectively Hedged Global Fixed Income Portfolio	77,522	77,522
DFA Five-Year Global Fixed Income Portfolio	113,708	113,708
DFA World ex U.S. Government Fixed Income Portfolio	—	—
DFA Short-Term Government Portfolio	24,386	24,386
DFA Intermediate Government Fixed Income Portfolio	—	—
DFA Short-Term Extended Quality Portfolio	17,837	17,837
DFA Intermediate-Term Extended Quality Portfolio	—	—
DFA Targeted Credit Portfolio	4,757	4,757
DFA Global Core Plus Fixed Income Portfolio	—	—
DFA Investment Grade Portfolio	—	—
DFA Diversified Fixed Income Portfolio	—	—
DFA LTIP Portfolio	—	—
DFA Inflation-Protected Securities Portfolio	—	—
DFA Short-Duration Real Return Portfolio	28,375	28,375
DFA Municipal Real Return Portfolio	6,669	6,669
DFA California Municipal Real Return Portfolio	2,452	2,452
DFA Municipal Bond Portfolio	464	464
DFA Short-Term Municipal Bond Portfolio	298	298
DFA Intermediate-Term Municipal Bond Portfolio	1,277	1,277
DFA Selective State Municipal Bond Portfolio	—	—
DFA California Short-Term Municipal Bond Portfolio	1,839	1,839
DFA California Intermediate-Term Municipal Bond Portfolio	391	391
DFA NY Municipal Bond Portfolio	138	138
DFA MN Municipal Bond Portfolio	—	—
DFA Oregon Municipal Bond Portfolio	105	105

During the year ended October 31, 2020, the following Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

DFA One-Year Fixed Income Portfolio	$930
DFA Two-Year Global Fixed Income Portfolio	2,709
DFA Five-Year Global Fixed Income Portfolio	32,257
DFA Short-Term Government Portfolio	543
DFA Intermediate Government Fixed Income Portfolio	22,991
DFA Intermediate-Term Extended Quality Portfolio	13,399
DFA Global Core Plus Fixed Income Portfolio	2,784
DFA Investment Grade Portfolio	59,642
DFA Diversified Fixed Income Portfolio	478
DFA LTIP Portfolio	1,188
DFA MN Municipal Bond Portfolio	43

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA One-Year Fixed Income Portfolio	$6,690,354	$817	$(112)	$705
DFA Two-Year Global Fixed Income Portfolio	5,262,854	23,027	(16,806)	6,221
DFA Selectively Hedged Global Fixed Income Portfolio	1,101,887	25,061	(2,165)	22,896
DFA Five-Year Global Fixed Income Portfolio	13,068,881	188,528	(85,399)	103,129
DFA World ex U.S. Government Fixed Income Portfolio	1,581,337	87,907	(3,736)	84,171
DFA Short-Term Government Portfolio	2,522,129	676	(12)	664
DFA Intermediate Government Fixed Income Portfolio	5,418,228	387,735	(16,966)	370,769
DFA Short-Term Extended Quality Portfolio	6,118,058	105,264	(23,674)	81,590
DFA Intermediate-Term Extended Quality Portfolio	2,035,241	144,191	(10,589)	133,602
DFA Targeted Credit Portfolio	814,690	14,865	(2,034)	12,831
DFA Global Core Plus Fixed Income Portfolio	2,492,538	100,512	(7,265)	93,247
DFA Investment Grade Portfolio	10,543,004	864,861	(16,015)	848,846
DFA Diversified Fixed Income Portfolio	1,463,390	63,535	(28)	63,507
DFA LTIP Portfolio	246,255	44,054	(2,392)	41,662
DFA Inflation-Protected Securities Portfolio	5,103,352	512,314	(972)	511,342
DFA Short-Duration Real Return Portfolio	1,440,028	42,691	(26,831)	15,860
DFA Municipal Real Return Portfolio	813,399	44,684	(15,118)	29,566
DFA California Municipal Real Return Portfolio	150,405	6,259	(3,118)	3,141
DFA Municipal Bond Portfolio	506,745	17,674	(258)	17,416
DFA Short-Term Municipal Bond Portfolio	2,599,185	7,583	(870)	6,713
DFA Intermediate-Term Municipal Bond Portfolio	1,930,259	92,306	(492)	91,814
DFA Selective State Municipal Bond Portfolio	83,818	54	(158)	(104)
DFA California Short-Term Municipal Bond Portfolio	1,018,087	5,688	(467)	5,221
DFA California Intermediate-Term Municipal Bond Portfolio	538,416	20,618	(291)	20,327
DFA NY Municipal Bond Portfolio	107,110	1,348	(24)	1,324
DFA MN Municipal Bond Portfolio	36,384	888	(4)	884
DFA Oregon Municipal Bond Portfolio	37,933	747	(24)	723

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no additional provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

2. Inflation Protection Risks: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by the DFA Diversified Fixed Income Portfolio, DFA LTIP Portfolio, DFA Inflation-Protected Securities Portfolio, DFA Short-Duration Real Return Portfolio, DFA Municipal Real Return Portfolio and DFA California Municipal Real Return Portfolio may be irregular. Although the U.S.Treasury guarantees to pay at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Also, inflation-protected securities, including those issued by the U.S. Treasury, are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a Portfolio will decline and the Portfolio may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in a Portfolio’s value. For example, if interest rates rise due to reasons other than inflation, the Portfolio’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. Additionally, positive adjustments to principal generally will result in taxable income to a Portfolio at the time of such adjustments (which generally would be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by Portfolios.

3. Forward Currency Contracts: The Portfolios listed below may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge a Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statement of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as a net realized gain or loss on forward currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

4. Swap Agreements: The Portfolios noted below may enter into inflation swap agreements to seek inflation protection. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used by the Portfolios to hedge the inflation risk in nominal bonds (i.e. non-inflation indexed bonds) thereby creating “synthetic” inflation-indexed bonds. Among other reasons, one factor that may lead to changes in the values of inflation swap agreements are changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a change in the value of an inflation swap agreement. Additionally, payments received by the Portfolios from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, which will increase the amount of taxable distributions received by shareholders.

The Advisor and the Fund do not believe that a Portfolio’s obligations under swap contracts are senior securities and, accordingly, the Portfolio will not treat them as being subject to the Portfolio’s borrowing or senior securities restrictions. Most swap agreements entered into by the Portfolio will calculate the obligations of the parties to the agreement on a “net” basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid to avoid any potential leveraging of the Portfolio’s portfolio. To the extent that a Portfolio reasonably expects a swap cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio’s net assets. Inflation swap agreements are not currently subject to mandatory central clearing and exchange-trading.

Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, the Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio’s rights as a creditor.

5. Repurchase Agreements: The Portfolios may engage in repurchase agreement transactions with institutions that the Advisor has determined are creditworthy. The Portfolios, through their custodian, receive delivery of underlying securities collateralizing a repurchase agreement. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Portfolios and the counterparty. The counterparty will be required to maintain collateral with a value at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delay or restrictions upon the Portfolios’ ability to dispose of the collateral and a possible decline in the value of the collateral during the period while the Portfolios seek to assert its rights.

Repurchase agreements (“RA”) permit the Portfolios, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the RA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolios. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the RA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the RA, the Portfolios receive securities as collateral with a market value in excess of the repurchase price to be received by the Portfolios upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the RA counterparty, the Portfolios would recognize a liability with respect to such excess collateral to reflect the Portfolios’ obligation under bankruptcy law to return the excess to the counterparty.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2020 was as follows (amounts in thousands):

	Forward Currency Contracts*	Swap Contracts**
DFA Two-Year Global Fixed Income Portfolio	$3,138,343	$—
DFA Selectively Hedged Global Fixed Income Portfolio	801,414	—
DFA Five-Year Global Fixed Income Portfolio	13,664,532	—

	Forward Currency Contracts*	Swap Contracts**
DFA World ex U.S. Government Fixed Income Portfolio	$1,825,536	$—
DFA Short-Term Extended Quality Portfolio	2,146,805	—
DFA Targeted Credit Portfolio	356,287	—
DFA Global Core Plus Fixed Income Portfolio	1,143,794	—
DFA Investment Grade Portfolio	467,033	—
DFA Short-Duration Real Return Portfolio	335,797	1,379,538
DFA Municipal Real Return Portfolio	—	851,231
DFA California Municipal Real Return Portfolio	—	147,923

*	Average amount of Currency Purchased/Sold in USD

**	Average Notional Value of agreements

The following is a summary of the Portfolios’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2020 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2020	Forward Currency Contracts (1)	Swap Contracts (2)
DFA Two-Year Global Fixed Income Portfolio	$33,251	$33,251	—
DFA Selectively Hedged Global Fixed Income Portfolio	6,375	6,375	—
DFA Five-Year Global Fixed Income Portfolio	103,437	103,437	—
DFA World ex U.S. Government Fixed Income Portfolio	20,256	20,256	—
DFA Short-Term Extended Quality Portfolio	22,037	22,037	—
DFA Targeted Credit Portfolio	2,629	2,629	—
DFA Global Core Plus Fixed Income Portfolio	11,337	11,337	—
DFA Investment Grade Portfolio	4,221	4,221	—
DFA Short-Duration Real Return Portfolio	8,351	2,453	$5,898
DFA Municipal Real Return Portfolio	3,871	—	3,871
DFA California Municipal Real Return Portfolio	549	—	549

	Liability Derivatives Value
	Total Value at October 31, 2020	Forward Currency Contracts (3)	Swap Contracts (4)
DFA Two-Year Global Fixed Income Portfolio	$(2,581)	$(2,581)	—
DFA Selectively Hedged Global Fixed Income Portfolio	(614)	(614)	—
DFA Five-Year Global Fixed Income Portfolio	(15,380)	(15,380)	—
DFA World ex U.S. Government Fixed Income Portfolio	(1,396)	(1,396)	—
DFA Short-Term Extended Quality Portfolio	(436)	(436)	—
DFA Targeted Credit Portfolio	(96)	(96)	—
DFA Global Core Plus Fixed Income Portfolio	(787)	(787)	—
DFA Investment Grade Portfolio	(157)	(157)	—
DFA Short-Duration Real Return Portfolio	(15,506)	(511)	$(14,995)
DFA Municipal Real Return Portfolio	(14,972)	—	(14,972)
DFA California Municipal Real Return Portfolio	(3,101)	—	(3,101)

(1)	Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.

(2)	Presented on Statements of Assets and Liabilities as Unrealized Gain on Swap Contracts.

(3)	Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.

(4)	Presented on Statements of Assets and Liabilities as Unrealized Loss on Swap Contracts.

The following is a summary of the realized and change in unrealized gains and losses from the Portfolios’ derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2020 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Forward Currency Contracts (1)	Swap Contracts (2)
DFA Two-Year Global Fixed Income Portfolio	$(58,082)	$(58,082)	—
DFA Selectively Hedged Global Fixed Income Portfolio	(16,347)	(16,347)	—
DFA Five-Year Global Fixed Income Portfolio	(239,386)	(239,386)	—
DFA World ex U.S. Government Fixed Income Portfolio	(63,182)	(63,182)	—
DFA Short-Term Extended Quality Portfolio	(85,854)	(85,854)	—
DFA Targeted Credit Portfolio	(12,061)	(12,061)	—
DFA Global Core Plus Fixed Income Portfolio	(29,694)	(29,694)	—
DFA Investment Grade Portfolio	(19,756)	(19,756)	—
DFA Short-Duration Real Return Portfolio	(12,716)	(2,318)	$(10,398)
DFA Municipal Real Return Portfolio	(6,402)	—	(6,402)
DFA California Municipal Real Return Portfolio	(2,167)	—	(2,167)

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Forward Currency Contracts (3)	Swap Contracts (4)
DFA Two-Year Global Fixed Income Portfolio	$62,888	$62,888	—
DFA Selectively Hedged Global Fixed Income Portfolio	10,648	10,648	—
DFA Five-Year Global Fixed Income Portfolio	190,190	190,190	—
DFA World ex U.S. Government Fixed Income Portfolio	38,139	38,139	—
DFA Short-Term Extended Quality Portfolio	44,615	44,615	—
DFA Targeted Credit Portfolio	5,632	5,632	—
DFA Global Core Plus Fixed Income Portfolio	24,807	24,807	—
DFA Investment Grade Portfolio	10,137	10,137	—
DFA Short-Duration Real Return Portfolio	9,250	5,352	$3,898
DFA Municipal Real Return Portfolio	1,262	—	1,262
DFA California Municipal Real Return Portfolio	794	—	794

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Forward Currency Contracts.

(2)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Swap Contracts.

(3)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.

(4)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Swap Contracts.

Offsetting of Derivative Assets and Derivative Liabilities

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Portfolios are subject to master netting agreements (“MNA”) with certain counterparties that govern the terms of derivative transactions and reduce the counterparty risk associated with such transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different MNA, possibly resulting in the need for multiple agreements with a single counterparty. As the MNA’s are specific to unique operations of different asset types, they allow each Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single MNA with a counterparty. Certain MNA’s contain provisions which allow for the net settlement of receivable and payable positions with the same counterparty if defined conditions are met.

The following table presents the Portfolios’ gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of October 31, 2020 (amounts in thousands):

		Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities				Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Assets (a)		Financial Instruments (b)	Cash Collateral Received	Net Amount (c)	Gross Amounts of Recognized Liabilities (a)		Financial Instruments (d)	Cash Collateral Pledged	Net Amount (e)
	Assets					Liabilities
DFA Two-Year Global Fixed Income Portfolio
Citibank, N.A	$3,258	$3,258	$(1,072)	—	$2,186	$1,072	$1,072	$(1,072)	—	—
UBS AG.	4,233	4,233	(93)	—	4,140	93	93	(93)	—	—
Bank of America Corp	9,139	9,139	(3)	—	9,136	33		(3)	—	—
JP Morgan	4,738	4,738	(156)	—	4,582	156	156	(156)	—	—
State Street Bank and Trust	6,200	6,200	(1,203)	—	4,997	1,203	1,203	(1,203)	—	—
Barclays Capital.	2,794	2,794	(54)	—	2,740	54	54	(54)	—	—
Bank of New York Mellon Corp	79	79	—	—	79	—	—	—	—	—
Morgan Stanley and Co. International	2,111	2,111	—	—	2,111	—	—	—	—	—
HSBC Bank.	699	699	—	—	699	—	—	—	—	—

Total	$33,251	$33,251	$(2,581)	—	$30,670	$2,581	$2,581	$(2,581)	—	—

Description	Gross Amounts of Recognized Assets (a)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount (c)	Gross Amounts of Recognized Liabilities (a)	Net Amounts of Liabilities Presented in the Statements Recognized of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount (e)
			Financial Instruments (b)	Cash Collateral Received				Financial Instruments (d)	Cash Collateral Pledged

	Assets					Liabilities
DFA Selectively Hedged Global Fixed Income Portfolio
Citibank, N.A	$681	$681	$(111)	—	$570	$111	$111	$(111)	—	—
HSBC Bank.	1,275	1,275	(461)	—	814	461	461	(461)	—	—
JP Morgan	1,787	1,787	(43)	—	1,744	43	43	(43)	—	—
UBS AG.	1,199	1,199	—	—	1,199	—	—	—	—	—
State Street Bank and Trust	202	202	—	—	202	—	—	—	—	—
Bank of America Corp	1,231	1,231	—	—	1,231	—	—	—	—	—

Total	$6,375	$6,375	$(615)	—	$5,760	$615	$615	$(615)	—	—

DFA Five-Year Global Fixed Income Portfolio
Bank of America Corp	$35,126	$35,126	$(554)	—	$34,572	$554	$554	$(554)	—	—
UBS AG.	7,796	7,796	(278)	—	7,518	278	278	(278)	—	—
JP Morgan	13,849	13,849	(674)	—	13,175	674	674	(674)	—	—
Mellon Bank.	2,068	2,068	(747)	—	1,321	747	747	(747)	—	—
Barclays Capital.	6,230	6,230	(2,093)	—	4,137	2,093	2,093	(2,093)	—	—
Citibank, N.A	6,945	6,945	(6,945)	—	—	7,261	7,261	(6,945)	—	$316
HSBC Bank.	2,545	2,545	(768)	—	1,777	768	768	(768)	—	—
State Street Bank and Trust	22,301	22,301	(3,004)	—	19,297	3,004	3,004	(3,004)	—	—
ANZ Securities.	1,495	1,495	—	—	1,495	—	—	—	—	—
Morgan Stanley and Co. International	5,081	5,081	—	—	5,081	—	—	—	—	—

Total	$103,436	$103,436	$(15,063)	—	$88,373	$15,379	$15,379	$(15,063)	—	$316

DFA World ex U.S. Government Fixed Income Portfolio
UBS AG.	$5,350	$5,350	—	—	$5,350	—	—	—	—	—
Citibank, N.A	4,368	4,368	$(449)	—	3,919	$449	$449	$(449)	—	—
Bank of America Corp	475	475	(475)	—	—	832	832	(475)	—	$357
ANZ Securities.	1,645	1,645	—	—	1,645	—	—	—	—	—
JP Morgan	5,235	5,235	(98)	—	5,137	98	98	(98)	—	—
Mellon Bank.	682	682	—	—	682	—	—	—	—	—
State Street Bank and Trust	2,501	2,501	(17)	—	2,484	17	17	(17)	—	—

Total	$20,256	$20,256	$(1,039)	—	$19,217	$1,396	$1,396	$(1,039)	—	$357

DFA Short-Term Extended Quality Portfolio
State Street Bank and Trust	$1,356	$1,356	$(192)	—	$1,164	$192	$192	$(192)	—	—
JP Morgan	6,188	6,188	—	—	6,188	—	—	—	—	—
Bank of America Corp	4,501	4,501	(56)	—	4,445	56	56	(56)	—	—
HSBC Bank.	1,805	1,805	—	—	1,805	—	—	—	—	—
Mellon Bank.	2,724	2,724	(188)	—	2,536	188	188	(188)	—	—
Citibank, N.A	5,463	5,463	—	—	5,463	—	—	—	—	—

Total	$22,037	$22,037	$(436)	—	$21,601	$436	$436	$(436)	—	—

DFA Targeted Credit Portfolio
Citibank, N.A	$1,060	$1,060	$(96)	—	$964	$96	$96	$(96)	—	—
State Street Bank and Trust	1,569	1,569	—	—	1,569	—	—	—	—	—

Total	$2,629	$2,629	$(96)	—	$2,533	$96	$96	$(96)	—	—

Description	Gross Amounts of Recognized Assets (a)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount (c)	Gross Amounts of Recognized Liabilities (a)	Net Amounts of Liabilities Presented in the Statements Recognized of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount (e)
			Financial Instruments (b)	Cash Collateral Received				Financial Instruments (d)	Cash Collateral Pledged

	Assets					Liabilities
DFA Global Core Plus Fixed Income Portfolio
Citibank, N.A	$3,298	$3,298	—	—	$3,298	—	—	—	—	—
State Street Bank and Trust	6,410	6,410	$(762)	—	5,648	$762	$762	$(762)	—	—
Mellon Bank.	1,628	1,628	—	—	1,628	—	—	—	—	—
Goldman Sachs.	—	—	—	—	—	24	24	—	—	$24

Total	$11,336	$11,336	$(762)	—	$10,574	$786	$786	$(762)	—	$24

DFA Investment Grade Portfolio
JP Morgan	$2,204	$2,204	$(157)	—	$2,047	$157	$157	$(157)	—	—
Bank of America Corp	1,060	1,060	—	—	1,060	—	—	—	—	—
State Street Bank and Trust	957	957	—	—	957	—	—	—	—	—

Total	$4,221	$4,221	$(157)	—	$4,064	$157	$157	$(157)	—	—

DFA Short-Duration Real Return Portfolio
Bank of America Corp	$2,496	$2,496	$(2,496)	—	—	$3,798	$3,798	$(2,496)	—	$1,302
Citibank, N.A	4,500	4,500	(4,500)	—	—	6,418	6,418	(4,500)	—	1,918
Deutsche Bank AG	1,236	1,236	(1,236)	—	—	5,290	5,290	(1,236)	—	4,054
Bank of New York Mellon Corp	118	118	—	—	$118	—	—	—	—	—

Total	$8,350	$8,350	$(8,232)	—	$118	$15,506	$15,506	$(8,232)	—	$7,274

DFA Municipal Real Return Portfolio
Citibank, N.A	$2,409	$2,409	$(2,409)	—	—	$5,950	$5,950	$(2,409)	—	$3,541
Bank of America Corp	1,462	1,462	(1,462)	—	—	9,022	9,022	(1,462)	—	7,560

Total	$3,871	$3,871	$(3,871)	—	—	$14,972	$14,972	$(3,871)	—	$11,101

DFA California Municipal Real Return Portfolio
Citibank, N.A	$329	$329	$(329)	—	—	$1,473	$1,473	$(329)	—	$1,144
Bank of America Corp	220	220	(220)	—	—	1,382	1,382	(220)	—	1,162
Merrill Lynch Capital Services, Inc	—	—	—	—	—	245	245	—	—	245

Total	$549	$549	$(549)	—	—	$3,100	$3,100	$(549)	—	$2,551

(a)	No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(c)	Represents the net amount due from counterparties in the event of default.
(d)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

Note I contains information regarding securities lending amounts that are subject to netting arrangements.

H. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 7, 2021.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2021.

For the year ended October 31, 2020, borrowings by the following Portfolio under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2020
DFA World ex U.S. Government Fixed Income Portfolio	2.30%	$5,276	1	—	$5,276	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2020, that the Portfolio’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor. The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Portfolios did not use the interfund lending program during the year ended October 31, 2020.

I. Securities Lending:

Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Such Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
DFA One-Year Fixed Income Portfolio
Agency Obligations, Bonds, U.S. Treasury Obligations	$25,505	—	—	—	$25,505
DFA Two-Year Global Fixed Income Portfolio
Bonds	548	—	—	—	548
DFA Selectively Hedged Global Fixed Income Portfolio
Bonds	3,283	—	—	—	3,283
DFA Five-Year Global Fixed Income Portfolio
Bonds	5,142	—	—	—	5,142
DFA Short-Term Extended Quality Portfolio
Bonds, U.S. Treasury Obligations	16,152	—	—	—	16,152
DFA Intermediate-Term Extended Quality Portfolio
Agency Obligations, Bonds	60,371	—	—	—	60,371
DFA Targeted Credit Portfolio
Bonds	21,471	—	—	—	21,471
DFA Global Core Plus Fixed Income Portfolio
Bonds	41,037	—	—	—	41,037
DFA Investment Grade Portfolio
Agency Obligations, Bonds	400,477	—	—	—	400,477
DFA Diversified Fixed Income Portfolio
U.S. Treasury Obligations	—	—	—	—	—
DFA Short-Duration Real Return Portfolio
Bonds	79,377	—	—	—	79,377

J. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolios’ adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios’ early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

L. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

M. Other:

As of October 31, 2020, the following number of shareholders held the following approximate percentages of the Portfolios’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA One-Year Fixed Income Portfolio	4	70%
DFA Two-Year Global Fixed Income Portfolio	6	87%
DFA Selectively Hedged Global Fixed Income Portfolio	3	83%
DFA Five-Year Global Fixed Income Portfolio	3	79%
DFA World ex U.S. Government Fixed Income Portfolio	4	74%
DFA Short-Term Government Portfolio	4	85%

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA Intermediate Government Fixed Income Portfolio	4	84%
DFA Short-Term Extended Quality Portfolio	4	78%
DFA Intermediate-Term Extended Quality Portfolio	4	76%
DFA Targeted Credit Portfolio	3	86%
DFA Global Core Plus Fixed Income Portfolio	5	94%
DFA Investment Grade Portfolio	4	84%
DFA Diversified Fixed Income Portfolio	3	97%
DFA LTIP Portfolio	8	90%
DFA Inflation-Protected Securities Portfolio	4	54%
DFA Short-Duration Real Return Portfolio	4	84%
DFA Municipal Real Return Portfolio	4	97%
DFA California Municipal Real Return Portfolio	4	100%
DFA Municipal Bond Portfolio	4	95%
DFA Short-Term Municipal Bond Portfolio	5	85%
DFA Intermediate-Term Municipal Bond Portfolio	4	85%
DFA Selective State Municipal Bond Portfolio	3	100%
DFA California Short-Term Municipal Bond Portfolio	3	90%
DFA California Intermediate-Term Municipal Bond Portfolio	3	94%
DFA NY Municipal Bond Portfolio	4	95%
DFA MN Municipal Bond Portfolio	2	90%
DFA Oregon Municipal Bond Portfolio	3	92%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders).Although management currently believes that resolving claims against the Portfolios, individually or in aggregate, will not have a material adverse impact on the Portfolios’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

N. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of each of the twenty-seven portfolios listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the portfolios indicated in the table below (twenty-seven of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2020, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Portfolio	Statement of operations	Statement of changes in net assets	Financial highlights

DFA One-Year Fixed Income Portfolio

DFA Two-Year Global Fixed Income Portfolio

DFA Selectively Hedged Global Fixed Income Portfolio

DFA Five-Year Global Fixed Income Portfolio

DFA World ex U.S. Government Fixed Income Portfolio

DFA Short-Term Government Portfolio

DFA Intermediate Government Fixed Income Portfolio

DFA Short-Term Extended Quality Portfolio

DFA Intermediate-Term Extended Quality Portfolio

DFA Targeted Credit Portfolio DFA Global Core Plus Fixed
Income Portfolio

DFA Investment Grade Portfolio

DFA Diversified Fixed Income Portfolio

DFA LTIP Portfolio

DFA Inflation-Protected Securities Portfolio

DFA Short-Duration Real Return Portfolio

DFA Municipal Real Return Portfolio

DFA California Municipal Real Return Portfolio

DFA Municipal Bond Portfolio

DFA Short-Term Municipal Bond Portfolio

DFA Intermediate-Term Municipal Bond Portfolio

DFA California Short-Term Municipal Bond Portfolio

DFA California Intermediate-Term Municipal Bond Portfolio

DFA NY Municipal Bond Portfolio

DFA MN Municipal Bond Portfolio

	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019	For each of the periods indicated therein

DFA Oregon Municipal Bond Portfolio	For the year ended October 31, 2020	For the year ended October 31, 2020 and the period from September 10, 2019 (commencement of operations) to October 31, 2019

DFA Selective State Municipal Bond Portfolio	For the period September 30, 2020 (commencement of operations) to October 31, 2020

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodians, brokers and transfer agents of the investee funds; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

NOTIFICATION OF SOURCE OF DISTRIBUTIONS PURSUANT TO

RULE 19A-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

As noted in the table provided below, the following Portfolios paid distributions to shareholders of record, a portion of which is estimated to be in excess of a Portfolio’s current and accumulated undistributed net income. Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940 and is not being provided for tax reporting purposes. The amounts and sources of distributions reported in this 19(a) Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. A final determination of the tax character of distributions paid by the Fund will not be known until the completion of the fiscal year. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The final determination of the tax character of the distributions paid in 2020 will be reported to shareholders in early 2021 on Form 1099-DIV.

Portfolio Name	Total Distribution per Share	Net Investment Income	Proceeds from the sales of securities	Return of Capital
DFA Diversified Fixed Income Portfolio Institutional Class
Payable Date: June 30, 2020	$0.01856	$0.01532	$0.00000	$0.00324
DFA California Municipal Real Return Portfolio Institutional Class
Payable Date: October 30, 2020	$0.01018	$0.00739	$0.00000	$0.00279
DFA California Short-Term Municipal Bond Portfolio Institutional Class
Payable Date: October 30, 2020	$0.00442	$0.00209	$0.00000	$0.00233
DFA California Intermediate-Term Municipal Bond Portfolio Institutional Class
Payable Date: October 30, 2020	$0.01146	$0.01015	$0.00000	$0.00131
DFA Oregon Municipal Bond Portfolio Institutional Class
Payable Date: October 30, 2020	$0.00441	$0.00201	$0.00000	$0.00240

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Two-Year Fixed Income Portfolio vs.

ICE BofAML 1-3 Year US Corporate & Government Index

October 31, 2010-October 31, 2020

DFA Two-Year Government Portfolio vs.

ICE BofAML 1-3 Year US Treasury & Agency Index

October 31, 2010-October 31, 2020

MANAGEMENT’S DISCUSSION AND ANALYSIS

Fixed Income Market Review	12 Months Ended October 31, 2020

Bond yields decreased in the U.S. during the 12 months ended October 31, 2020. Short-term yields decreased more than long-term yields. However, given their longer duration, long-term bonds generally outperformed short-term bonds for the period. Bond yields also generally decreased in Germany, Italy, Spain, and the U.K., resulting in outperformance of longer-term bonds in these markets as well. Bond yields, however, generally increased in Japan during the period.

Long-term bond indices generally outperformed short-term bond indices in global developed fixed income markets for the 12 months ended October 31, 2020. For example, the FTSE World Government Bond Index 1-3 Years (hedged to USD) returned 2.44%, while the FTSE World Government Bond Index 20+ Years (hedged to USD) returned 8.76%. Within the U.S., the Bloomberg Barclays U.S. Treasury Bond Index 1-3 Years returned 3.25%, while the Bloomberg Barclays U.S. Treasury Bond Index 20+ Years returned 14.04%.

	October 31, 2019	October 31, 2020	Change
One-Month Treasury Bill (yield)	1.59%	0.08%	-1.51%
Ten-Year U.S. Treasury Notes (yield)	1.69%	0.88%	-0.81%

Source: Bloomberg

Many of Dimensional’s fixed income strategies use a variable maturity approach that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields. During the period under review, the short-term Portfolios employing a variable maturity approach generally focused on the shorter-end of their eligible duration range, reflecting the relatively flat to inverted short-term segments of eligible yield curves. The intermediate-term Portfolios employing a variable maturity approach generally continued to maintain a duration near the longer end of their eligible range, reflecting the upward slope of the term structure from the intermediate to longer end of eligible yield curves.

Some of Dimensional’s fixed income strategies use a variable credit approach that varies exposure to lower quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing high expected credit premiums. Credit spreads began the period relatively narrow and then widened in early 2020 before narrowing at the end of the period. As a result, the variable credit Portfolios began the period positioned below their maximum allowable weights in single-A, BBB, and BB rated bonds. As credit spreads widened during the period, the variable credit Portfolios generally increased their allocations to single-A, BBB, and, where appropriate, BB rated bonds. Realized credit premiums were generally positive for short-term bonds but negative for intermediate- and long-term bonds. Credit bonds did, however, generally outperform securitized bonds, such as mortgage backed securities, over the period.

DFA Two-Year Fixed Income Portfolio

The DFA Two-Year Fixed Income Portfolio is designed to maximize total returns consistent with preservation of capital by investing in high-quality fixed income securities maturing in three years or less. The weighted average maturity of the Portfolio will not exceed two years. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional’s expectations for term premiums. The weighted average duration of the Portfolio was relatively unchanged at 0.20 years as of October 31, 2020, compared to 0.17 years as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 1.00% for the Portfolio and 3.39% for the ICE BofA 1-3 Year U.S. Corporate & Government Index, the Portfolio’s benchmark. The U.S. Treasury yield curve was flat along the Portfolio’s eligible maturity range, indicating smaller expected term premiums. As a result, the Portfolio’s weighted average duration was focused at the shorter end of the eligible duration range. Interest rates decreased during the period and realized term premiums were positive. As such, the Portfolio’s shorter weighted average duration relative to the benchmark detracted from relative performance.

DFA Two-Year Government Portfolio

The DFA Two-Year Government Portfolio is designed to maximize total returns consistent with preservation of capital by investing in securities of the U.S. government and its agencies maturing in three years or less. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional’s expectations for term premiums. The weighted average duration of the Portfolio was relatively unchanged at 0.09 year as of October 31, 2020, compared to 0.04 year as of October 31, 2019.

For the 12 months ended October 31, 2020, total returns were 0.77% for the Portfolio and 3.18% for the ICE BofA 1-3 Year U.S. Treasury & Agency Index, the Portfolio’s benchmark. The U.S. Treasury yield curve was flat along the Portfolio’s eligible maturity range, indicating smaller expected term premiums. As a result, the Portfolio’s weighted average duration was focused at the shorter end of the eligible duration range. Interest rates decreased during the period and realized term premiums were positive. As such, the Portfolio’s shorter weighted average duration relative to the benchmark detracted from relative performance.

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.Afund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

		Six Months Ended October 31, 2020

EXPENSE TABLES

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA Two-Year Fixed Income Portfolio
Actual Fund Return.	$1,000.00	$1,001.70	0.22%	$1.11
Hypothetical 5% Annual Return.	$1,000.00	$1,024.03	0.22%	$1.12

DFA Two-Year Government Portfolio
Actual Fund Return.	$1,000.00	$1,000.40	0.21%	$1.06
Hypothetical 5% Annual Return.	$1,000.00	$1,024.08	0.21%	$1.07

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following tables, which present portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, are provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

FIXED INCOME PORTFOLIOS

DFA Two-Year Fixed Income Portfolio
Corporate.	6.2%
Government.	30.6%
Foreign Corporate	18.9%
Foreign Government	21.1%
Supranational.	23.2%

100.0%

DFA Two-Year Government Portfolio
Government	100.0%

100.0%

DFA TWO-YEAR FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount	Value†
	(000)
AGENCY OBLIGATIONS — (1.4%)
Federal Farm Credit Banks Funding Corp., Floating Rate Note, 1M USD LIBOR + 0.045%, FRN
(r) 0.191%, 04/16/21	1,450	$1,450,364

BONDS — (27.3%)
Apple, Inc., Floating Rate Note, 3M USD LIBOR + 1.130%, FRN
(r) 1.386%, 02/23/21	1,409	1,413,912
Asian Development Bank, Floating Rate Note, 3M USD LIBOR + 0.010%, FRN
(r) 0.260%, 12/15/21	2,000	1,999,780
Asian Development Bank, Floating Rate Note, SOFR + 0.240%, FRN
(r) 0.328%, 09/10/21	750	750,254
Australia & New Zealand Banking Group, Ltd., Floating Rate Note, 3M USD LIBOR + 0.870%, FRN
(r)Ω 1.126%, 11/23/21	1,000	1,008,460
Bank of Nova Scotia (The), Floating Rate Note, 3M USD LIBOR + 0.290%, FRN
(r) 0.520%, 01/08/21	1,000	1,000,512
BNG BANK NV SR UNSECURED REGS 04/21 1.625
1.625%, 04/19/21	500	503,155
European Bank for Reconstruction & Development, Floating Rate Note, SOFR + 0.260%, FRN
(r) 0.348%, 03/13/23	1,500	1,500,000
Inter-American Development Bank, Floating Rate Note, SOFR + 0.260%, FRN
(r) 0.348%, 09/16/22	1,750	1,751,330

	Face Amount	Value†
	(000)
Inter-American Investment Corp., Floating Rate Note, 3M USD LIBOR + 0.090%, FRN
(r)Ω 0.314%, 10/12/21	2,750	$2,749,274
International Finance Corp., Floating Rate Note, 1M USD LIBOR + 0.130%, FRN
(r) 0.278%, 08/23/21	500	499,698
Kommunalbanken A.S., Floating Rate Note, 3M USD LIBOR + 0.040%, FRN
(r)Ω 0.289%, 03/12/21	700	700,091
Kommunalbanken A.S., Floating Rate Note, 3M USD LIBOR + 0.080%, FRN
(r)Ω 0.336%, 02/24/22	2,000	2,001,250
Kuntarahoitus Oyj, Floating Rate Note, 3M USD LIBOR + 0.050%, FRN
(r)Ω 0.330%, 02/17/21	400	400,066
Landeskreditbank Baden-Wuerttemberg Foerderbank, Floating Rate Note, 3M USD LIBOR + 0.120%, FRN
(r)Ω 0.353%, 09/27/21	2,000	2,001,296
Landeskreditbank Baden-Wuerttemberg Foerderbank, Floating Rate Note, SOFR + 0.035%, FRN
(r)Ω 0.437%, 03/15/22	800	800,592
Nederlandse Waterschapsbank NV, Floating Rate Note, 3M USD LIBOR + 0.070%, FRN
(r)Ω 0.320%, 12/15/21	800	800,442
NRW. Bank, Floating Rate Note, 3M USD LIBOR + 0.040%, FRN
(r)Ω 0.283%, 02/08/21	1,200	1,200,024

DFA TWO-YEAR FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
Royal Bank of Canada, Floating Rate Note, 3M USD LIBOR + 0.390%, FRN
(r) 0.604%, 04/30/21	2,000	$2,003,520
Svenska Handelsbanken AB
2.450%, 03/30/21	2,750	2,774,679
Toronto-Dominion Bank (The), Floating Rate Note, 3M USD LIBOR + 0.240%, FRN
(r) 0.455%, 01/25/21	750	750,392
Toyota Motor Credit Corp., Floating Rate Note, 3M USD LIBOR + 0.125%, FRN
(r) 0.379%, 08/13/21	378	378,276
Toyota Motor Credit Corp., Floating Rate Note, 3M USD LIBOR + 0.540%, FRN
(r) 0.770%, 01/08/21	191	191,185
Walmart, Inc., Floating Rate Note, 3M USD LIBOR + 0.230%, FRN
(r) 0.453%, 06/23/21	500	500,808

TOTAL BONDS		27,678,996

U.S. TREASURY OBLIGATIONS — (10.6%)
U.S. Treasury Bills
# 0.098%, 11/17/20	750	749,975
U.S. Treasury Cash Management Bill
0.093%, 12/15/20	1,000	999,891
0.091%, 02/09/21	500	499,835
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.055%, FRN
(r) 0.155%, 07/31/22	7,250	7,249,680
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.114%, FRN
(r) 0.214%, 04/30/22	1,250	1,251,310

TOTAL U.S. TREASURY OBLIGATIONS		10,750,691

TOTAL INVESTMENT SECURITIES (Cost $39,869,473)		39,880,051

	Face Amount	Value†
	(000)
CERTIFICATES OF DEPOSIT — (3.2%)
National Australia Bank, Ltd., Floating Rate Note, 1M USD LIBOR + 0.220%, FRN
(r) 0.372%, 05/28/21	2,750	$2,752,258
Toronto-Dominion Bank (The), Floating Rate Note, 3M USD LIBOR + 0.150%, FRN
(r) 0.392%, 05/07/21	500	500,407

TOTAL CERTIFICATES OF DEPOSIT (Cost $3,250,000)		3,252,665

COMMERCIAL PAPER — (56.1%)
Australia & New Zealand Banking Group, Ltd.
0.180%, 03/09/21	1,750	1,748,945
Banque Et Caisse
0.180%, 12/04/20	400	399,964
Banque Et Caisse d’Epargne de l’Etat
0.300%, 12/04/20	900	899,919
0.300%, 12/09/20	1,500	1,499,845
BNG Bank NV
0.193%, 03/03/21	500	499,730
0.183%, 03/08/21	1,750	1,748,997
Caisse Des Depots Et Consignations
0.180%, 02/02/21	2,000	1,999,066
0.190%, 03/18/21	750	749,435
Commonwealth Bank of Australia
0.190%, 03/05/21	1,500	1,499,349
Corpoerative Centrale Bank
0.203%, 05/13/21	1,000	998,890
Erste Abwicklungsanstalt
0.220%, 11/24/20	1,500	1,499,914
0.140%, 12/29/20	1,000	999,833
European Investment Bank
0.170%, 02/05/21	1,500	1,499,453
0.183%, 04/13/21	1,350	1,348,948
Exxon Mobil Corp.
0.390%, 01/04/21	1,500	1,499,692
0.400%, 02/01/21	1,250	1,249,602
FMS Wertmanagement
0.230%, 12/11/20	1,250	1,249,863
0.240%, 01/11/21	500	499,889
0.244%, 01/14/21	250	249,941
0.223%, 02/10/21	750	749,710

    DFA TWO-YEAR FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
KFW International Finance, Inc.
0.183%, 03/08/21	1,000	$999,344
Kingdom of Denmark
0.140%, 11/19/20	2,000	1,999,919
Kreditanstalt fuer Wiederaufbau
0.270%, 12/15/20	1,000	999,833
Massachusetts Mutual Life Insurance Co.
0.101%, 11/16/20	1,000	999,966
Nederlandse Waterschapsbank NV
0.200%, 02/04/21	2,000	1,999,251
Nordea Bank AB
0.195%, 03/15/21	1,000	999,354
0.198%, 03/16/21	1,000	999,349
Novartis Finance SA
0.180%, 04/12/21	2,750	2,748,183
NRW. Bank
0.193%, 12/09/20	500	499,924
0.175%, 02/04/21	500	499,760
0.205%, 03/03/21	250	249,838
Oesterreichische Postsparkasse AG
0.150%, 01/25/21	1,500	1,499,605
Pfizer, Inc.
0.250%, 11/02/20	750	749,996
0.120%, 11/18/20	1,000	999,961
0.105%, 11/30/20	1,000	999,914
Province of Alberta
0.200%, 03/09/21	1,250	1,249,413
0.180%, 04/19/21	1,500	1,498,953
PSP Capital, Inc.
0.250%, 12/08/20	500	499,950
0.180%, 03/16/21	1,000	999,498
0.183%, 04/15/21	325	324,804

	Face Amount	Value†
	(000)
0.190%, 03/05/21	1,000	$999,531
Queensland Treasury Corp.
0.205%, 01/28/21	2,750	2,749,244
Royal Bank Of Canada
0.180%, 04/26/21	750	749,514
Shell International Finance BV
0.500%, 05/25/21	750	748,883
Skandinaviska Enskilda Banken AB
0.200%, 02/19/21	750	749,545
0.213%, 03/18/21	1,000	999,205
0.223%, 04/20/21	1,000	998,963
Toronto Dominion Bank
0.160%, 11/24/20	1,500	1,499,882
Total Capital Canada, Ltd.
0.160%, 11/17/20	500	499,981
0.223%, 02/03/21	2,000	1,999,173
0.200%, 03/18/21	250	249,816

TOTAL COMMERCIAL PAPER (Cost $56,943,481)		56,951,537

	Shares
TEMPORARY CASH INVESTMENTS — (0.6%)
State Street Institutional U.S. Government Money Market Fund 0.026%	602,935	602,935

SECURITIES LENDING COLLATERAL — (0.8%)
@§ The DFA Short Term
Investment Fund	66,234	766,390

TOTAL INVESTMENTS — (100.0%) (Cost $101,432,345)		$101,453,578

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$1,450,364	—	$1,450,364
Bonds	—	27,678,996	—	27,678,996
U.S. Treasury Obligations	—	10,750,691	—	10,750,691
Certificates of Deposit	—	3,252,665	—	3,252,665
Commercial Paper	—	56,951,537	—	56,951,537
Temporary Cash Investments	$602,935	—	—	602,935
Securities Lending Collateral	—	766,390	—	766,390

TOTAL	$602,935	$100,850,643	—	$101,453,578

DFA TWO-YEAR GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount	Value†
	(000)
AGENCY OBLIGATIONS — (25.1%)
Federal Home Loan Bank
0.000%, 11/20/20	2,000	$1,999,920
0.000%, 11/27/20	7,000	6,999,611
0.000%, 11/30/20	12,500	12,499,222
0.000%, 01/06/21	2,000	1,999,639
0.000%, 01/08/21	1,000	999,814
0.000%, 01/20/21	15,000	14,996,708

TOTAL AGENCY OBLIGATIONS.		39,494,914

U.S. TREASURY OBLIGATIONS — (74.6%)
U.S. Treasury Bills
0.109%, 11/12/20	15,500	15,499,677
0.093%, 12/08/20	11,000	10,999,010
0.096%, 01/12/21	7,250	7,248,784
0.096%, 01/21/21	2,000	1,999,589
0.105%, 01/26/21	6,400	6,397,884
U.S. Treasury Cash Management Bill
0.093%, 12/15/20	12,500	12,498,638
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.114%, FRN
(r) 0.214%, 04/30/22	19,590	19,610,525
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.154%, FRN
(r) 0.254%, 01/31/22	19,560	19,589,040
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.220%, FRN
(r) 0.320%, 07/31/21	3,700	3,705,255
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.300%, FRN
(r) 0.400%, 10/31/21	19,540	19,595,448

TOTAL U.S. TREASURY OBLIGATIONS		117,143,850

TOTAL INVESTMENT SECURITIES (Cost $156,580,084)		156,638,764

	Shares
TEMPORARY CASH INVESTMENTS — (0.3%)
State Street Institutional U.S. Government Money Market Fund 0.026%	426,740	426,740

TOTAL INVESTMENTS — (100.0%) (Cost $157,006,824)		$157,065,504

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$39,494,914	—	$39,494,914
U.S. Treasury Obligations	—	117,143,850	—	117,143,850
Temporary Cash Investments	$426,740	—	—	426,740

TOTAL	$426,740	$156,638,764	—	$157,065,504

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	DFA Two-Year Fixed Income Portfolio*	DFA Two-Year Government Portfolio
ASSETS:
Investment Securities at Value (including $750 and $0 of securities on loan, respectively)	$100,085	$156,639
Temporary Cash Investments at Value & Cost	603	427
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $766 and $0, respectively)	766	—
Receivables:
Dividends and Interest	24	47
Fund Shares Sold	32	660
Prepaid Expenses and Other Assets	8	12

Total Assets	101,518	157,785

LIABILITIES:
Payables:
Upon Return of Securities Loaned	765	—
Investment Securities Purchased	250	—
Fund Shares Redeemed	3	1
Due to Advisor	—	4
Accrued Expenses and Other Liabilities	53	56

Total Liabilities	1,071	61

NET ASSETS	$100,447	$157,724

Institutional Class Shares — based on net assets of $100,447 and $157,724 and shares outstanding of 10,089,388 and 16,134,185, respectively	$9.96	$9.78

NUMBER OF SHARES AUTHORIZED	300,000,000	300,000,000

Investment Securities at Cost	$100,063	$156,580

NET ASSETS CONSIST OF:
Paid-In Capital	$100,692	$159,069
Total Distributable Earnings (Loss)	(245)	(1,345)

NET ASSETS	$100,447	$157,724

*	See Note H in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020 (Amounts in thousands)

	DFA Two-Year Fixed Income Portfolio#	DFA Two-Year Government Portfolio
Investment Income
Interest.	$1,207	$1,042
Income from Securities Lending	2	—

Total Investment Income.	1,209	1,042

Fund Expenses
Investment Management Fees.	145	226
Accounting & Transfer Agent Fees.	38	53
Custodian Fees	5	4
Filing Fees.	30	30
Shareholders’ Reports.	30	30
Directors’/Trustees’ Fees & Expenses.	1	2
Professional Fees.	2	2
Other.	4	4

Total Fund Expenses.	255	351

Fees Waived, Expenses Reimbursed by Advisor (Note C)	33	20

Net Expenses	222	331

Net Investment Income (Loss)	987	711

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:	29	48
Investment Securities Sold**
Change in Unrealized Appreciation (Depreciation) of:	(78)	90
Investment Securities and Foreign Currency.
Affiliated Investment Companies Shares	(1)	—

Net Realized and Unrealized Gain (Loss)	(50)	138

Net Increase (Decrease) in Net Assets Resulting from Operations.	$937	$849

**	Net of foreign capital gain taxes withheld of $0 and $0, respectively.

#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Two-Year Fixed Income Portfolio		DFA Two-Year Government Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$987	$2,769	$711	$2,597
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	29	332	48	131
Affiliated Investment Companies Shares Sold.	—	1	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency.	(78)	658	90	636
Affiliated Investment Companies Shares.	(1)	1	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	937	3,761	849	3,364

Distributions:
Institutional Class Shares.	(1,122)	(2,848)	(888)	(2,614)
Capital Share Transactions (1):
Shares Issued.	26,138	36,301	116,726	37,078
Shares Issued in Lieu of Cash Distributions.	1,122	2,848	888	2,613
Shares Redeemed.	(31,801)	(63,458)	(80,999)	(43,503)

Net Increase (Decrease) from Capital Share Transactions	(4,541)	(24,309)	36,615	(3,812)

Total Increase (Decrease) in Net Assets	(4,726)	(23,396)	36,576	(3,062)
Net Assets
Beginning of Year.	105,173	128,569	121,148	124,210

End of Year.	$100,447	$105,173	$157,724	$121,148

(1) Shares Issued and Redeemed:
Shares Issued.	2,622	3,644	11,930	3,798
Shares Issued in Lieu of Cash Distributions.	113	286	91	268
Shares Redeemed	(3,190)	(6,366)	(8,281)	(4,453)

Net Increase (Decrease) from Shares Issued and Redeemed	(455)	(2,436)	3,740	(387)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0 and $0, respectively.

**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Two-Year Fixed Income Portfolio					DFA Two-Year Government Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year.	$9.97	$9.91	$9.98	$10.00	$10.02	$9.77	$9.72	$9.81	$9.88	$9.90

Income from Investment Operations (A)
Net Investment Income (Loss)	0.10	0.23	0.19	0.11	0.08	0.04	0.20	0.17	0.09	0.05
Net Gains (Losses) on Securities (Realized and Unrealized)	—	0.07	(0.10)	(0.02)	(0.01)	0.03	0.05	(0.11)	(0.07)	0.01

Total from Investment Operations	0.10	0.30	0.09	0.09	0.07	0.07	0.25	0.06	0.02	0.06

Less Distributions:
Net Investment Income	(0.11)	(0.24)	(0.16)	(0.11)	(0.07)	(0.06)	(0.20)	(0.15)	(0.09)	(0.05)
Net Realized Gains	—	—	—	—	(0.02)	—	—	—	—	(0.03)

Total Distributions	(0.11)	(0.24)	(0.16)	(0.11)	(0.09)	(0.06)	(0.20)	(0.15)	(0.09)	(0.08)

Net Asset Value, End of Year.	$9.96	$9.97	$9.91	$9.98	$10.00	$9.78	$9.77	$9.72	$9.81	$9.88

Total Return	1.00%	3.07%	0.86%	0.92%	0.74%	0.77%	2.63%	0.60%	0.19%	0.58%

Net Assets, End of Year (thousands)	$100,447	$105,173	$128,569	$78,815	$81,168	$157,724	$121,148	$124,210	$112,934	$115,499
Ratio of Expenses to Average Net Assets	0.22%	0.25%	0.21%	0.24%	0.29%	0.21%	0.26%	0.20%	0.23%	0.28%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.25%	0.25%	0.21%	0.24%	0.29%	0.22%	0.26%	0.20%	0.23%	0.28%
Ratio of Net Investment Income to Average Net Assets	0.98%	2.34%	1.92%	1.14%	0.75%	0.45%	2.06%	1.76%	0.93%	0.55%
Portfolio Turnover Rate	65%	50%	89%	115%	93%	103%	57%	115%	176%	118%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the _Fund_) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of eleven portfolios, two of which, DFA Two-Year Fixed Income Portfolio and DFA Two-Year Government Portfolio (the “Portfolios”) are presented in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the FinancialAccounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional FundAdvisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio,

U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

C. Investment Advisor:

TheAdvisor, Dimensional FundAdvisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2020, the Portfolios’ investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

DFA Two-Year Fixed Income Portfolio	0.14	%*
DFA Two-Year Government Portfolio.	0.14	%*

*	Effective as of February 28, 2020, the management fee payable by the Portfolio was reduced from 0.15% to 0.14% .

Pursuant to Fee Waiver and/or ExpenseAssumptionAgreements (each, a “Fee WaiverAgreement”), theAdvisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described below. The Fee Waiver Agreement for the Portfolios will remain in effect through February 28, 2021, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. During the year ended October 31, 2020, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2020, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2020, are also reflected below (amounts in thousands).At any time that the Portfolio Expenses (defined below) of the Institutional Class of a Portfolio are less than the Expense LimitationAmount listed below, theAdvisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount in place for the Portfolio. The Fund, on behalf of the Portfolios, is not obligated to reimburse theAdvisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Institutional Class Shares	Expense Limitation Amount	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
DFA Two-Year Fixed Income Portfolio (1)	0.21%	—	$33	$33
DFA Two-Year Government Portfolio (1)	0.20%	—	20	20

(1) The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of a Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio, on an annualized basis, to the rates listed above as a percentage of a class of the Portfolio’s average net assets (the “Expense Limitation Amount”).

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2020, the total related amount paid by the Fund to the CCO was $30 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2020, the total liability for deferred compensation to Directors is included inAccrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

DFA Two-Year Fixed Income Portfolio	$5
DFA Two-Year Government Portfolio	8

E. Purchases and Sales of Securities:

For the year ended October 31, 2020, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and in-kind redemptions (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
DFA Two-Year Fixed Income Portfolio	$11,003	$13,762	$14,238	$39,891
DFA Two-Year Government Portfolio	83,081	58,783	—	—

For the year ended October 31, 2020, transactions related toAffiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions
DFA Two-Year Fixed Income Portfolio
The DFA Short Term Investment Fund	$1,035	$62,635	$62,903	—	$(1)	$766	66	$6	—

Total	$1,035	$62,635	$62,903	—	$(1)	$766	66	$6	—

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders.Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2020, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2019, and October 31, 2020, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
DFA Two-Year Fixed Income Portfolio
2019.	$2,848	—	—	$2,848
2020.	1,122	—	—	1,122
DFA Two-Year Government Portfolio
2019.	2,614	—	—	2,614
2020.	888	—	—	888

As of October 31, 2020, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA Two-Year Fixed Income Portfolio.	$(2)	—	$(2)
DFA Two-Year Government Portfolio.	(1)	—	(1)

As of October 31, 2020, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
DFA Two-Year Fixed Income Portfolio	$11	—	$ (272)	$21	$ (240)
DFA Two-Year Government Portfolio	1	—	(1,396)	59	(1,336)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
DFA Two-Year Fixed Income Portfolio.	$272	$272
DFA Two-Year Government Portfolio.	1,396	1,396

During the year ended October 31, 2020, the Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

DFA Two-Year Fixed Income Portfolio.	$29
DFA Two-Year Government Portfolio	49

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation		Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA Two-Year Fixed Income Portfolio.	$101,432	$14		$(4)	$10
DFA Two-Year Government Portfolio	157,007	59	(1)		58

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no additional provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 7, 2021.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2021.

There were no borrowings by the Portfolios under the lines of credit during the year ended October 31, 2020.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor. The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Portfolios did not use the interfund lending program during the year ended October 31, 2020.

H. Securities Lending:

Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Such Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities.Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
DFA Two-Year Fixed Income Portfolio
Bonds, U.S. Treasury Obligations.	$765	—	—	—	$765

I. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolios’ adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios’ early adoption of all of theASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

K. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

L. Other:

As of October 31, 2020, the following number of shareholders held the following approximate percentages of the Portfolios’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA Two-Year Fixed Income Portfolio	4	99%
DFA Two-Year Government Portfolio	4	95%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against the Portfolios, individually or in aggregate, will not have a material adverse impact on the Portfolios’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

M. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of DFA Two-Year Fixed Income Portfolio and DFA Two-Year Government Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of DFA Two-Year Fixed Income Portfolio and DFA Two-Year Government Portfolio (two of the portfolios constituting Dimensional Investment Group Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020, and each of the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, broker and transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. TheAudit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2020.

Each Board’s Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Abbie J. Smith, Douglas W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee did not meet during the fiscal year ended October 31, 2020.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2020.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years

George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	DFAIDG - Since 1983; DIG & DEM – Since 1993; DFAITC – Since 1992	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	132 portfolios in 5 investment companies	None

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	Since 2017 for the Funds	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1988). Visiting Scholar, Federal Reserve Bank of Richmond (since 1990). Formerly, Fischer Black Visiting Professor of Financial Economics, Alfred P. Sloan School of Management, Massachusetts Institute of Technology (2015 to 2016).	132 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	Since March 2019 for the Funds	Dean Witter Distinguished Professor of Finance, Graduate School of Business, Stanford University (since 1984).	132 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008- April 2018).

Roger G. Ibbotson Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1943	Director	DFAIDG - Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992	Professor in Practice Emeritus of Finance, Yale School of Management (since 1984). Chairman and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Consultant to Morningstar, Inc. (2006 - 2016).	132 portfolios in 5 investment companies	None

Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	DFAIDG - Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992	Chief Investment Strategist, Janus Henderson Investors (since 2014). Frank E. Buck Professor of Finance, Emeritus, Graduate School of Business, Stanford University (since 1981).	132 portfolios in 5 investment companies	Formerly, Adviser, Kuapay, Inc. (2013-2014). Formerly, Director, American Century Fund Complex (registered investment companies) (43 Portfolios) (1980- 2014).

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000 for the Funds	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	132 portfolios in 5 investment companies	Director (since 2000) and formerly, Lead Director (2014- 2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (19 portfolios) (since 2009).

Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	Since March 2019 for the Funds	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since January 2018). President, Western Finance Association (global association of academic researchers and practitioners in finance) (since June 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since January 2019). Member, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (since 2016). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016).	132 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

Interested Director

The following interested Director is described as such because he is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years

David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman and Director	DFAIDG - Since 1981; DIG & DFAITC – Since 1992; DEM – Since 1993	Chairman, Director/Trustee, and formerly, President and Co-Chief Executive Officer (each until March 2017) of “DEM, DFAIDG, “DIG and DFAITC. Executive Chairman, and formerly, President and Co- Chief Executive Officer (each until February 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”). Formerly, Chairman and Director (2009-2018) and Co-Chief Executive Officer (2010 – June 2017) of Dimensional Fund Advisors Canada ULC. Trustee, University of Chicago (since 2002). Trustee, University of Kansas Endowment Association (since 2005). Member of Hoover Institution Board (since September 2019). Formerly, Director of Dimensional Fund Advisors Ltd. (2002 – July 2017), DFA Australia Limited (1994 – July 2017), Dimensional Advisors Ltd. (2012 – July 2017), Dimensional Funds plc (2006 – July 2017) and Dimensional Funds II plc (2006 – July 2017). Formerly, Director and President of Dimensional Japan Ltd. (2012 – April 2017). Formerly, President, Dimensional SmartNest (US) LLC (2009-2014); and Limited Partner, VSC Investors, LLC (2007-2015). Formerly, Chairman, Director, President and Co-Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (2010- September 2017).	132 portfolios in 5 investment companies	None

1	Each Director holds office for an indefinite term until his or her successor is elected and qualified.
2

Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

•   all the DFA Entities (since 2001)

•   DFA Australia Limited (since 2002)

•   Dimensional Fund Advisors Ltd. (since 2002)

•   Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•   Dimensional Fund Advisors Pte. Ltd. (since 2012)

•   Dimensional Hong Kong Limited (since 2012)

•   Dimensional ETF Trust (since June 2020)

Director, Vice President and Assistant Secretary (since 2003) of

•   Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since September 2019

Vice President and Assistant Secretary of

•   DFAIDG, DIG, DFAITC and DEM (since September 2019)

•   Dimensional ETF Trust (since June 2020)

Vice President (since January 2018) of

•   Dimensional Holdings Inc.

•   Dimensional Fund Advisors LP

•   Dimensional Investment LLC

•   DFA Securities LLC

David P. Butler 1964	Co-Chief Executive Officer	Since 2017

Co-Chief Executive Officer of

•   all the DFA entities (since 2017)

•   Dimensional ETF Trust (since June 2020)

Director (since 2017) of

•   Dimensional Holdings Inc.

•   Dimensional Fund Advisors Canada ULC

•   Dimensional Japan Ltd.

•   Dimensional Advisors Ltd.

•   Dimensional Fund Advisors Ltd.

•   DFA Australia Limited

Director and Co-Chief Executive Officer (since 2017) of

•   Dimensional Cayman Commodity Fund I Ltd.

Head of Global Financial Advisor Services (since 2007) for

•   Dimensional Fund Advisors LP

Formerly, Vice President (2007 – 2017) of

•   all the DFA Entities

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

•   all the DFA entities (since 2017)

•   Dimensional ETF Trust (since June 2020)

Director and Vice President (since 2016) of

•   Dimensional Japan Ltd.

President and Director (since 2016) of

•   Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

•   DFA Australia Limited

Director (since 2016) of

•   Dimensional Advisors Ltd.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•   Dimensional Fund Advisors Pte. Ltd.

•   Dimensional Hong Kong Limited

Vice President (since 2016) of

•   Dimensional Fund Advisors Pte. Ltd.

Formerly, Vice President (2004 – 2017) of

•   all the DFA Entities

Formerly, Vice President (2010 – 2016) of

•   Dimensional Fund Advisors Canada ULC

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

•   Dimensional Fund Advisors LP

Randy Olson 1980	Chief Compliance Officer	Since August 2020

Chief Compliance Officer (since August 2020)

•   DFA Investment Dimensions Group Inc.

•   Dimensional Investment Group Inc.

•   The DFA Investment Trust Company

•   Dimensional Emerging Markets Value Fund

Chief Compliance Officer (since September 2020)

•   Dimensional ETF Trust

Formerly, Vice President – Senior Compliance Officer

•   Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan

•   Dimensional Investment Advisors LP (April 2017 – January 2020)

Lisa M. Dallmer 1972	Vice President, Chief Financial Officer, and Treasurer	Since March 2020

Vice President, Chief Financial Officer, and Treasurer of

•   the DFA Fund Complex (since March 2020)

•   Dimensional ETF Trust (since June 2020)

Executive Vice President (since January 2020)

•   Dimensional Holdings Inc.

•   Dimensional Fund Advisors LP

•   Dimensional Investments LLC

•   DFA Securities LLC

Chief Operating Officer (since December 2019)

•   Dimensional Holdings Inc.

•   Dimensional Fund Advisors LP

•   Dimensional Investments LLC

•   DFA Securities LLC

Formerly, Interim Chief Financial Officer and Treasurer (April 2020 - September 2020)

•   Dimensional Fund Advisors Canada ULC

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President (since 2004) and Assistant Secretary (2017-2019) of

•   all the DFA Entities

Vice President (since June 2020)

•   Dimensional ETF Trust

Vice President and Assistant Secretary (since 2010) of

•   Dimensional Cayman Commodity Fund I Ltd.

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017	Vice President (since 2015) of • all the DFA Entities Assistant Treasurer (since 2017) of • the DFA Fund Complex Vice President and Assistant Treasurer (since June 2020)

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional ETF Trust Formerly, Senior Tax Manager (2013 – 2015) for • Dimensional Fund Advisors LP

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010) • Dimensional ETF Trust (since June 2020) • Dimensional Cayman Commodity Fund I Ltd. (since 2010)

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

•   the DFA Fund Complex (since 2017)

•   Dimensional ETF Trust (since June 2020)

General Counsel (since 2001) of

•   all the DFA Entities (since 2001)

•   Dimensional ETF Trust (since June 2020)

Executive Vice President (since 2017) and Secretary (since 2000) of

•   Dimensional Fund Advisors LP

•   Dimensional Holdings Inc.

•   DFA Securities LLC

•   Dimensional Investment LLC

Director (since 2002), Vice President (since 1997) and Secretary (since 2002) of

•   DFA Australia Limited

•   Dimensional Fund Advisors Ltd.

Vice President and Secretary of

•   Dimensional Fund Advisors Canada ULC (since 2003)

•   Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•   Dimensional Japan Ltd. (since 2012)

•   Dimensional Advisors Ltd (since 2012)

•   Dimensional Fund Advisors Pte. Ltd. (since 2012)

Director of

•   Dimensional Funds plc (since 2002)

•   Dimensional Funds II plc (since 2006)

•   Director of Dimensional Japan Ltd. (since 2012)

•   Dimensional Advisors Ltd. (since 2012)

•   Dimensional Fund Advisors Pte. Ltd. (since 2012)

•   Dimensional Hong Kong Limited (since 2012)

•   Dimensional Ireland Limited (since 2019)

Formerly, Vice President and Secretary (2010 – 2014) of

•   Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

•   the DFA Fund Complex

Formerly, Vice President of

•   Dimensional Fund Advisors LP (1997 – 2017)

•   Dimensional Holdings Inc. (2006 – 2017)

•   DFA Securities LLC (1997 – 2017)

•   Dimensional Investment LLC (2009 – 2017)

Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President (since 2010) and Secretary (since 2017) of

•   the DFA Fund Complex

Vice President and Secretary of

•   Dimensional ETF Trust (since June 2020)

Vice President (since 2010) and Assistant Secretary (since 2016) of

•   Dimensional Fund Advisors LP

•   Dimensional Holdings Inc.

•   Dimensional Investment LLC

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Vice President of • DFA Securities LLC (since 2010) • Dimensional Cayman Commodity Fund I Ltd. (since 2010) • Dimensional Fund Advisors Canada ULC (since 2016)

Gerard K. O’Reilly 1976	Co-Chief Executive Officer and Chief Investment Officer	Co-Chief Executive Officer and Chief Investment Officer since 2017

Co-Chief Executive Officer and Chief Investment Officer of

•   all the DFA Entities (since 2017)

•   Dimensional Fund Advisors Canada ULC (since 2017)

•   Dimensional ETF Trust (since June 2020)

Director, Chief Investment Officer and Vice President (since 2017) of

•   DFA Australia Limited

Chief Investment Officer (since 2017) and Vice President (since 2016) of

•   Dimensional Japan Ltd.

Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of

•   Dimensional Cayman Commodity Fund I Ltd.

Director of

•   Dimensional Funds plc (since 2014)

•   Dimensional Fund II plc (since 2014)

•   Dimensional Holdings Inc. (since 2017)

•   Dimensional Ireland Limited (since 2019)

Formerly, Co-Chief Investment Officer of

•   Dimensional Japan Ltd. (2016 – 2017)

•   DFA Australia Limited (2014 – 2017)

Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of

•   all the DFA Entities

Formerly, Vice President (2007 – 2017) of

•   all the DFA Entities

Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of

•   Dimensional Fund Advisors Canada ULC

Formerly, Director (2017 – 2018) of

•   Dimensional Fund Advisors Pte. Ltd.

James J. Taylor 1983	Vice President and Assistant Treasurer	Since March 2020

Vice President and Assistant Treasurer of

•   the DFA Fund Complex (since March 2020)

•   Dimensional ETF Trust (since June 2020)

Vice President (since 2016) of

•   Dimensional Holdings Inc.

•   Dimensional Fund Advisors LP

•   Dimensional Investment LLC

•   DFA Securities LLC

Formerly, Accounting Manager (2015-2016)

•   Dimensional Fund Advisors LP

1	Each officer holds office for an indefinite term at the pleasure of the Boards of Directors/Trustees and until his or her successor is elected and qualified.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at http://us.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2019 to October 31, 2020, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A -3(d).

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualifying For Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualifying Interest Income (6)	Qualifying Short- Term Capital Gain (7)
DFA One-Year Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	11%	—	—	59%	—
DFA Two-Year Global Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	—	—	—	—	—
DFA Selectively Hedged Global Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	—	—	—	—	—
DFA Five-Year Global Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	—	—	—	—	—
DFA World ex U.S. Government Fixed Income Portfolio	75%	4%	21%	—	—	100%	—	—	—	—	—	—	—
DFA Short-Term Government Portfolio	100%	—	—	—	—	100%	—	—	100%	—	—	100%	—
DFA Intermediate Government Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	98%	—	—	100%	100%
DFA Short-Term Extended Quality Portfolio	100%	—	—	—	—	100%	—	—	25%	—	—	100%	—
DFA Intermediate-Term Extended Quality Portfolio	100%	—	—	—	—	100%	—	—	7%	—	—	90%	—
DFA Targeted Credit Portfolio	100%	—	—	—	—	100%	—	—	3%	—	—	100%	—
DFA Global Core Plus Fixed
Income Portfolio	100%	—	—	—	—	100%	—	—	—	1%	—	82%	3%
DFA Investment Grade Portfolio	100%	—	—	—	—	100%	—	—	33%	—	—	81%	100%
DFA Diversified Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	51%	—	—	51%	—
DFA LTIP Portfolio	100%	—	—	—	—	100%	—	—	100%	—	—	100%	100%
DFA Inflation-Protected Securities Portfolio	94%	—	6%	—	—	100%	—	—	100%	—	—	100%	—
DFA Short-Duration Real Return Portfolio	100%	—	—	—	—	100%	—	—	—	—	—	—	—
DFA Municipal Real Return Portfolio	—	—	—	—	100%	100%	—	—	—	—	—	—	—
DFA California Municipal Real Return Portfolio	—	—	—	—	100%	100%	—	—	—	—	—	—	—
DFA Municipal Bond Portfolio	—	—	—	—	100%	100%	—	—	—	—	—	—	—
DFA Short-Term Municipal Bond Portfolio	—	—	—	—	100%	100%	—	—	—	—	—	1%	—

See accompanying Notes to Financial Statements.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualifying For Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualifying Interest Income (6)	Qualifying Short- Term Capital Gain (7)
DFA Intermediate-Term Municipal Bond Portfolio	—	—	—	—	100%	100%	—	—	—	—	—	—	—
DFA Selective State Municipal Bond Portfolio	—	—	—	—	100%	100%	—	—	—	—	—	—	—
DFA California Short-Term Municipal Bond Portfolio	—	—	—	—	100%	100%	—	—	—	—	—	—	—
DFA California Intermediate-Term Municipal Bond Portfolio	—	—	—	—	100%	100%	—	—	—	—	—	—	—
DFA NY Municipal Bond Portfolio	—	—	—	—	100%	100%	—	—	—	—	—	—	—
DFA MN Municipal Bond Portfolio	—	—	—	—	100%	100%	—	—	—	—	—	—	—
DFA Oregon Municipal Bond Portfolio	—	—	—	—	100%	100%	—	—	—	—	—	—	—
Dimensional Investment Group Inc.
DFA Two-Year Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	9%	—	—	46%	—
DFA Two-Year Government Portfolio	100%	—	—	—	—	100%	—	—	100%	—	—	100%	—

(1)

Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(4)

“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income. (5) “Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.

(6)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(7)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

See accompanying Notes to Financial Statements.

DFA103120-024A 00253049

Annual Report

Year Ended: October 31, 2020

DIMENSIONAL INVESTMENT GROUP INC.

Global Equity Portfolio

Global Allocation 60/40 Portfolio

Global Allocation 25/75 Portfolio

See the inside front cover for important information about access to your fund’s annual and semi-annual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a Portfolio’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio’s transfer agent at (888) 576-1167 or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform a Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

[THIS PAGE INTENTIONALLY LEFT BLANK]

December 2020

Dear Fellow Shareholder,

As we come to the end of a year that saw an array of challenges, we want to thank you for the honor of serving you. We recognize that your financial assets play a vital role in your future, and we have tremendous gratitude for the faith you place in us by entrusting those assets with Dimensional.

Since the day our firm was founded nearly 40 years ago, we have focused on bringing the great ideas in finance to life for investors. We believe that a sensible, financial science-based approach offers people the best chance at a successful investment experience. With that as a guiding principle, we continue to innovate in the strategies we offer and how they are executed. We look forward to further work on these efforts—if there’s a better way to do something, we want to pursue it.

We also place great value on helping our clients understand what they can expect from us. We strive to be transparent about what we can deliver, and to then excel in our execution.

That’s how we help clients achieve their financial goals. And at Dimensional, we believe that when investors win, we all win. On behalf of over 1,400 employees, we send our deepest appreciation for letting us serve as the investment manager of your assets.

Sincerely

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and
CHIEF INVESTMENT OFFICER

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

ANNUAL REPORT

This report is submitted for the information of the Global Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments

Investment Footnotes

†	See Note B to Financial Statements.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Underlying Funds.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Global Equity Portfolio - Institutional Class vs.

MSCI World Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data© MSCI 2020, all rights reserved.

Global Equity Portfolio - Class R2 vs.

MSCI World Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data© MSCI 2020, all rights reserved.

2

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Global Allocation 60/40 Portfolio - Institutional Class vs.

MSCI World Index (net dividends),

FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms,

Global 60/40 Composite Index (MSCI/FTSE)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data© MSCI 2020, all rights reserved.

FTSE fixed income indices© 2020 FTSE Fixed Income LLC. All rights reserved.

Data includes composite data from multiple sources; see data descriptions for additional details. MSCI data© MSCI 2020, all rights reserved. FTSE fixed income indices© 2020 FTSE Fixed Income LLC. All rights reserved.

Global Allocation 60/40 Portfolio - Class R2 vs.

MSCI World Index (net dividends),

FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms,

Global 60/40 Composite Index (MSCI/FTSE)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data© MSCI 2020, all rights reserved.

FTSE fixed income indices© 2020 FTSE Fixed Income LLC. All rights reserved.

Data includes composite data from multiple sources; see data descriptions for additional details. MSCI data© MSCI 2020, all rights reserved. FTSE fixed income indices© 2020 FTSE Fixed Income LLC. All rights reserved.

3

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Global Allocation 25/75 Portfolio - Institutional Class vs.

MSCI World Index (net dividends),

FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms,

Global 25/75 Composite Index (MSCI/FTSE)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data© MSCI 2020, all rights reserved.

FTSE fixed income indices© 2020 FTSE Fixed Income LLC. All rights reserved.

Data includes composite data from multiple sources; see data descriptions for additional details. MSCI data© MSCI 2020, all rights reserved. FTSE fixed income indices© 2020 FTSE Fixed Income LLC. All rights reserved.

Global Allocation 25/75 Portfolio - Class R2 vs.

MSCI World Index (net dividends),

FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms,

Global 25/75 Composite Index (MSCI/FTSE)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data© MSCI 2020, all rights reserved.

FTSE fixed income indices© 2020 FTSE Fixed Income LLC. All rights reserved.

Data includes composite data from multiple sources; see data descriptions for additional details. MSCI data© MSCI 2020, all rights reserved. FTSE fixed income indices© 2020 FTSE Fixed Income LLC. All rights reserved.

4

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2020

U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, gained approximately 10.15%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2020

Russell 3000® Index	10.15%
Russell 1000® Index (large-cap stocks)	10.87%
Russell Midcap® Index (mid-cap stocks)	4.12%
Russell 2000® Index (small-cap stocks)	-0.14%
Russell Microcap® Index (micro-cap stocks)	3.15%
Dow Jones U.S. Select REIT Index SM	-25.14%

Total Return for 12 Months Ended October 31, 2020

Russell 1000® Value Index (large-cap value stocks)	-7.57%
Russell 1000® Growth Index (large-cap growth stocks)	29.22%
Russell 2000® Value Index (small-cap value stocks)	-13.92%
Russell 2000® Growth Index (small-cap growth stocks)	13.37%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

International Equity Market Review	12 Months Ended October 31, 2020

Performance of non-U.S. developed markets was mostly negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2020
Return in U.S. Dollars
MSCI World ex USA Index	-6.79%
MSCI World ex USA Mid Cap Index	-3.83%
MSCI World ex USA Small Cap Index	-0.65%
MSCI World ex USA Value Index	-18.72%
MSCI World ex USA Growth Index	5.65%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against most non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

5

12 Months Ended October 31, 2020
Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-2.97%	0.33%
United Kingdom	-22.19%	-22.25%
France	-17.43%	-13.79%
Switzerland	-4.37%	2.95%
Canada	-4.70%	-6.05%
Germany	-10.77%	-6.84%
Australia	-11.01%	-9.29%
Netherlands	4.14%	8.62%
Hong Kong	-8.06%	-7.15%
Sweden	0.79%	9.10%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

Emerging markets had mostly positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI Emerging Markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

12 Months Ended October 31, 2020
Return in U.S. Dollars
MSCI Emerging Markets Index	8.25%
MSCI Emerging Markets Mid Cap Index	-3.22%
MSCI Emerging Markets Small Cap Index	2.39%
MSCI Emerging Markets Value Index	-8.47%
MSCI Emerging Markets Growth Index	25.97%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

6

12 Months Ended October 31, 2020
Ten Largest Emerging Markets by Market Cap Dollars	Local Return	Return in U.S. Dollars
China	33.57%	35.19%
Taiwan	18.86%	26.49%
Korea	11.33%	14.15%
India	1.83%	-2.54%
Brazil	-11.13%	-38.13%
South Africa	-6.49%	-13.31%
Saudi Arabia	-0.90%	-0.90%
Russia	-14.17%	-29.27%
Thailand	-28.54%	-30.77%
Malaysia	-6.02%	-5.49%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2020, these differences generally contributed positively to the Portfolios’ relative performance.

Fixed Income Market Review	12 Months Ended October 31, 2020

Bond yields decreased in the U.S. during the 12 months ended October 31, 2020. Short-term yields decreased more than long-term yields. However, given their longer duration, long-term bonds generally outperformed short-term bonds for the period. Bond yields also generally decreased in Germany, Italy, Spain, and the U.K., resulting in outperformance of longer-term bonds in these markets as well. Bond yields, however, generally increased in Japan during the period.

Long-term bond indices generally outperformed short-term bond indices in global developed fixed income markets for the 12 months ended October 31, 2020. For example, the FTSE World Government Bond Index 1-3 Years (hedged to USD) returned 2.44%, while the FTSE World Government Bond Index 20+ Years (hedged to USD) returned 8.76%. Within the U.S., the Bloomberg Barclays U.S. Treasury Bond Index 1-3 Years returned 3.25%, while the Bloomberg Barclays U.S. Treasury Bond Index 20+ Years returned 14.04%.

	October 31, 2019	October 31, 2020	Change
One-Month Treasury Bill (yield)	1.59%	0.08%	-1.51%
Ten-Year U.S. Treasury Notes (yield)	1.69%	0.88%	-0.81%

Source: Bloomberg

7

Many of Dimensional’s fixed income strategies use a variable maturity approach that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields. During the period under review, the short-term Portfolios employing a variable maturity approach generally focused on the shorter-end of their eligible duration range, reflecting the relatively flat to inverted short-term segments of eligible yield curves. The intermediate-term Portfolios employing a variable maturity approach generally continued to maintain a duration near the longer end of their eligible range, reflecting the upward slope of the term structure from the intermediate to longer end of eligible yield curves.

Some of Dimensional’s fixed income strategies use a variable credit approach that varies exposure to lower quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing high expected credit premiums. Credit spreads began the period relatively narrow and then widened in early 2020 before narrowing at the end of the period. As a result, the variable credit Portfolios began the period positioned below their maximum allowable weights in single-A, BBB, and BB rated bonds. As credit spreads widened during the period, the variable credit Portfolios generally increased their allocations to single-A, BBB, and, where appropriate, BB rated bonds. Realized credit premiums were generally positive for short-term bonds but negative for intermediate- and long-term bonds. Credit bonds did, however, generally outperform securitized bonds, such as mortgage backed securities, over the period.

Global Equity Portfolio

The Global Equity Portfolio seeks long-term capital appreciation by investing in a combination of mutual funds managed by Dimensional that invest in domestic and international equity securities, including emerging markets securities. As of the date of this report, the Portfolio’s investments in the domestic equity funds included the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, and the DFA Real Estate Securities Portfolio; and the Portfolio’s investments in the international equity funds included the International Core Equity Portfolio and the Emerging Markets Core Equity Portfolio (collectively, the “Underlying Funds”). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Underlying Funds collectively held approximately 13,750 securities in 47 eligible developed and emerging markets.

For the 12 months ended October 31, 2020, total returns were 1.48% for the Portfolio’s Institutional Class shares, 1.27% for the Portfolio’s Class R2 shares, and 4.36% for the MSCI World Index (net dividends), the Portfolio’s benchmark. The Underlying Funds’ greater emphasis on low relative price (value) stocks had a negative impact on performance relative to the benchmark, as value stocks underperformed high relative price (growth) stocks globally. With small-caps underperforming large-caps globally for the period, the Underlying Funds’ inclusion of and emphasis on small-cap stocks also detracted from performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

8

Global Allocation 60/40 Portfolio

The Global Allocation 60/40 Portfolio seeks capital appreciation and current income by investing in a combination of mutual funds managed by Dimensional that invest in domestic and international equity securities, including emerging markets securities, and fixed income securities. As of the date of this report, the Portfolio’s investments in domestic equity funds included the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, and the DFA Real Estate Securities Portfolio; the Portfolio’s investments in international equity funds included the International Core Equity Portfolio and the Emerging Markets Core Equity Portfolio (collectively, the “Equity Underlying Funds”); and the Portfolio’s investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio, the DFA Five-Year Global Fixed Income Portfolio, the Global Core Plus Fixed Income Portfolio, the DFA Inflation-Protected Securities Portfolio, the DFA Selectively Hedged Global Fixed Income Portfolio, the DFA Intermediate-Term Extended Quality Portfolio, and the DFA World ex U.S. Government Fixed Income Portfolio (the “Fixed Income Underlying Funds,” and, collectively with the Equity Underlying Funds, the “Equity and Fixed Income Underlying Funds”). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Equity Underlying Funds collectively held approximately 13,750 securities in 47 eligible developed and emerging markets and the Fixed Income Underlying Funds collectively held approximately 1,880 fixed income securities in 21 countries, excluding supranationals.

For the 12 months ended October 31, 2020, total returns were 3.88% for the Portfolio’s Institutional Class shares, 3.58% for the Portfolio’s Class R2 shares, and 4.27% for the Portfolio’s composite benchmark, a hypothetical composite index composed of 60% MSCI World Index (net dividends), the Portfolio’s equity benchmark, and 40% FTSE World Government Bond Index 1-3 Years (hedged to USD), the Portfolio’s fixed income benchmark. The Portfolio’s equity component underperformed the equity component of the composite benchmark and detracted from the Portfolio’s performance relative to the composite benchmark. The Portfolio’s fixed income component outperformed the fixed income component of the composite benchmark and contributed positively to the Portfolio’s performance relative to the composite benchmark.

The Equity Underlying Funds’ greater emphasis on low relative price (value) stocks detracted from performance relative to the benchmark, as value stocks underperformed high relative price (growth) stocks globally. With small-caps underperforming large-caps globally for the period, the Equity Underlying Funds’ inclusion of and emphasis on small-cap stocks also detracted from performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

During the period ended October 31, 2020, interest rates generally decreased and realized term premiums were generally positive as longer-term bonds generally outperformed shorter-term bonds. As a result, the Fixed Income Underlying Funds’ exposure to intermediate-term government and corporate bonds contributed positively to performance relative to the fixed income benchmark. The Fixed Income Underlying Funds’ underweight to Japanese yen-denominated securities also contributed positively to performance relative to the fixed income benchmark. The Fixed Income Underlying Funds’ allocation to inflation-protected securities contributed positively to performance relative to the nominal fixed income benchmark.

9

Global Allocation 25/75 Portfolio

The Global Allocation 25/75 Portfolio seeks total return consistent with current income and preservation of capital with some capital appreciation by investing in a combination of mutual funds managed by Dimensional that invest in domestic and international equity securities, including emerging markets securities, and fixed income securities. The Portfolio allocates the majority of its assets to fixed income funds, but also invests a portion of its assets in domestic and international equity funds. As of the date of this report, the Portfolio’s investments in domestic equity funds included the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, and the DFA Real Estate Securities Portfolio; the Portfolio’s investments in international equity funds included the International Core Equity Portfolio and the Emerging Markets Core Equity Portfolio (collectively, the “Equity Underlying Funds”); and the Portfolio’s investments in fixed income funds included the DFA Two-Year Global Fixed Income Portfolio, the DFA Inflation-Protected Securities Portfolio, the DFA Short-Term Extended Quality Portfolio, and the DFA World ex U.S. Government Fixed Income Portfolio (the “Fixed Income Underlying Funds,” and, collectively with the Equity Underlying Funds, the “Equity and Fixed Income Underlying Funds”). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Equity Underlying Funds collectively held approximately 13,750 securities in 47 eligible developed and emerging markets and the Fixed Income Underlying Funds collectively held approximately 900 fixed income securities in 21 countries, excluding supranationals.

For the 12 months ended October 31, 2020, total returns were 4.05% for the Portfolio’s Institutional Class shares, 3.73% for the Portfolio’s Class R2 shares, and 3.44% for the Portfolio’s composite benchmark, hypothetical composite index composed of 25% MSCI World Index (net dividends), the Portfolio’s equity benchmark, and 75% FTSE World Government Bond Index, 1-3 Years (hedged to USD), the Portfolio’s fixed income benchmark. The Portfolio’s equity component underperformed the equity component of the composite benchmark and detracted from the Portfolio’s performance relative to the composite benchmark. The Portfolio’s fixed income component outperformed the fixed income component of the composite benchmark and contributed positively to the Portfolio’s performance relative to the composite benchmark.

The Equity Underlying Funds’ greater emphasis on low relative price (value) stocks detracted from relative performance to the benchmark, as value stocks underperformed high relative price (growth) stocks globally. With small-caps underperforming large-caps globally for the period, the Equity Underlying Funds’ inclusion of and emphasis on small-cap stocks also detracted from performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

During the period ended October 31, 2020, interest rates generally decreased and realized term premiums were generally positive as longer-term bonds generally outperformed shorter-term bonds. As a result, the Fixed Income Underlying Funds’ exposure to intermediate-term government and corporate bonds contributed positively to performance relative to the fixed income benchmark. The Fixed Income Underlying Funds’ underweight to Japanese yen-denominated securities also contributed positively to performance relative to the fixed income benchmark. The Fixed Income Underlying Funds’ allocation to inflation-protected securities contributed positively to performance relative to the nominal fixed income benchmark.

10

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

		Six Months Ended October 31, 2020
EXPENSE TABLES
	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Global Equity Portfolio (2)
Actual Fund Return
Class R2 Shares	$1,000.00	$1,144.40	0.55%	$2.96
Institutional Class Shares	$1,000.00	$1,145.40	0.30%	$1.62
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,022.37	0.55%	$2.80
Institutional Class Shares	$1,000.00	$1,023.63	0.30%	$1.53

11

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

Global Allocation 60/40 Portfolio (2)
Actual Fund Return
Class R2 Shares	$1,000.00	$1,097.00	0.52%	$2.74
Institutional Class Shares	$1,000.00	$1,098.50	0.27%	$1.42
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,022.52	0.52%	$2.64
Institutional Class Shares	$1,000.00	$1,023.78	0.27%	$1.37

Global Allocation 25/75 Portfolio (2)
Actual Fund Return
Class R2 Shares	$1,000.00	$1,047.50	0.50%	$2.57
Institutional Class Shares	$1,000.00	$1,049.60	0.26%	$1.34
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,022.62	0.50%	$2.54
Institutional Class Shares	$1,000.00	$1,023.83	0.26%	$1.32

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

(2)

The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds’ portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

12

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

Affiliated Investment Companies
Global Equity Portfolio	100.0%
Global Allocation 60/40 Portfolio	100.0%
Global Allocation 25/75 Portfolio	100.0%

13

GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group Inc.	159,012,307	$3,623,890,472
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group Inc.	112,535,226	1,359,425,526
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group Inc.	49,921,127	1,260,009,251
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc.	27,970,987	568,929,872
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc.	4,835,766	165,431,569
Investment in DFA International Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc.	2,512	9,472

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $4,577,414,116)		$6,977,696,162

Summary of the Global Fund’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$6,977,696,162	—	—	$6,977,696,162

TOTAL	$6,977,696,162	—	—	$6,977,696,162

See accompanying Notes to Financial Statements.

14

GLOBAL ALLOCATION 60/40 PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group Inc.	50,821,018	$1,158,210,997
Investment in DFA Selectively Hedged Global Fixed Income Portfolio of DFA Investment Dimensions Group Inc.	59,579,391	581,494,855
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group Inc.	39,458,301	476,656,270
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group Inc.	16,276,142	410,809,832
Investment in DFA Short-Term Extended Quality Portfolio of DFA Investment Dimensions Group Inc.	35,403,854	388,380,280
Investment in DFA Global Core Plus Fixed Income Portfolio of DFA Investment Dimensions Group Inc.	18,046,771	196,890,268
Investment in DFA Five-Year Global Fixed Income Portfolio of DFA Investment Dimensions Group Inc.	17,501,997	190,596,753
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc.	8,684,649	176,645,767
Investment in DFA Inflation-Protected Securities Portfolio of DFA Investment Dimensions Group Inc.	7,595,198	99,117,336
Investment in DFA World ex U.S. Government Fixed Income Portfolio of DFA Investment Dimensions Group Inc.	8,566,751	92,949,246
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc.	1,364,047	46,664,057
Investment in DFA International Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc.	2,513	9,472

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $2,899,805,078)		$3,818,425,133

Summary of the Global Fund’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$3,818,425,133	—	—	$3,818,425,133

TOTAL	$3,818,425,133	—	—	$3,818,425,133

See accompanying Notes to Financial Statements.

15

GLOBAL ALLOCATION 25/75 PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (99.9%)
Investment in DFA Two-Year Global Fixed Income Portfolio of DFA Investment Dimensions Group Inc.	27,489,074	$274,890,743
Investment in DFA Short-Term Extended Quality Portfolio of DFA Investment Dimensions Group Inc.	25,035,587	274,640,388
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group Inc.	4,991,605	113,758,665
Investment in DFA Inflation-Protected Securities Portfolio of DFA Investment Dimensions Group Inc.	7,664,124	100,016,813
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group Inc.	3,795,589	45,850,720
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group Inc.	1,632,388	41,201,467
Investment in DFA World ex U.S. Government Fixed Income Portfolio of DFA Investment Dimensions Group Inc.	3,370,540	36,570,362
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc.	861,096	17,514,688
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc.	114,574	3,919,586
Investment in DFA International Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc.	2,513	9,472

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $784,569,229)		$908,372,904

TEMPORARY CASH INVESTMENTS — (0.1%)
State Street Institutional U.S. Government Money Market Fund, 0.026% (Cost $1,087,025)	1,087,025	1,087,025

TOTAL INVESTMENTS — (100.0%) (Cost $785,656,254)		$909,459,929

Summary of the Global Fund’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$908,372,904	—	—	$908,372,904
Temporary Cash Investments	1,087,025	—	—	1,087,025

TOTAL	$909,459,929	—	—	$909,459,929

See accompanying Notes to Financial Statements.

16

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	Global Equity Portfolio	Global Allocation 60/40 Portfolio	Global Allocation 25/75 Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$6,977,696	$3,818,425	$908,373
Temporary Cash Investments at Value & Cost	—	—	1,087
Receivables:
Affiliated Investment Companies Sold	4,805	1,334	—
Fund Shares Sold	3,037	1,540	2,149
Due from Advisor	—	119	—
Prepaid Expenses and Other Assets	79	39	23

Total Assets	6,985,617	3,821,457	911,632

LIABILITIES:
Payables:
Affiliated Investment Companies Purchased	—	11	64
Fund Shares Redeemed	6,250	2,973	1,754
Due to Advisor	161	—	13
Line of Credit	3,548	746	—
Accrued Expenses and Other Liabilities	487	329	91

Total Liabilities	10,446	4,059	1,922

NET ASSETS.	$6,975,171	$3,817,398	$909,710

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares — based on net assets of $16,613; $3,077 and $838 and shares outstanding of 705,585, 163,049 and 60,088, respectively	$23.55	$18.87	$13.94

NUMBER OF SHARES AUTHORIZED	500,000,000	300,000,000	300,000,000

Institutional Class Shares — based on net assets of $6,958,558; $3,814,321 and $908,873 and shares outstanding of 297,450,216, 203,530,226 and 64,979,233, respectively	$23.39	$18.74	$13.99

NUMBER OF SHARES AUTHORIZED	700,000,000	500,000,000	300,000,000

Investments in Affiliated Investment Companies at Cost	$4,577,414	$2,899,805	$784,569

NET ASSETS CONSIST OF:
Paid-In Capital	$4,672,669	$2,851,287	$784,364
Total Distributable Earnings (Loss)	2,302,502	966,111	125,346

NET ASSETS	$6,975,171	$3,817,398	$909,710

See accompanying Notes to Financial Statements.

17

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	Global Equity Portfolio	Global Allocation 60/40 Portfolio	Global Allocation 25/75 Portfolio
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Income Distributions	$125,426	$78,643	$15,432

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	125,426	78,643	15,432

Fund Expenses
Investment Management Fees	18,242	8,718	1,669
Accounting & Transfer Agent Fees	1,120	586	157
Custodian Fees	2	3	2
Shareholder Servicing Fees Class R2 Shares	54	8	2
Filing Fees	198	135	63
Shareholders’ Reports	227	123	32
Directors’/Trustees’ Fees & Expenses	58	34	8
Professional Fees	64	37	8
Other	49	85	11

Total Fund Expenses	20,014	9,729	1,952

Fees Waived, Expenses Reimbursed by Advisor (Note C)
Class R2 Shares	49	6	1
Institutional Class Shares	15,796	7,938	1,423

Net Expenses	4,169	1,785	528

Net Investment Income (Loss)	121,257	76,858	14,904

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Companies	107,254	37,236	3,606
Net Realized Gain (Loss) on:
Affiliated Investment Companies Shares Sold	(20,897)	57,522	7,792
Change in Unrealized Appreciation (Depreciation) of:
Affiliated Investment Companies Shares	(126,318)	(55,743)	6,644

Net Realized and Unrealized Gain (Loss)	(39,961)	39,015	18,042

Net Increase (Decrease) in Net Assets Resulting from Operations	$81,296	$115,873	$32,946

See accompanying Notes to Financial Statements.

18

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Global Equity Portfolio		Global Allocation 60/40 Portfolio		Global Allocation 25/75 Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$121,257	$143,509	$76,858	$101,189	$14,904	$21,389
Capital Gain Distributions Received from Affiliated Investment Companies	107,254	43,816	37,236	16,128	3,606	1,540
Net Realized Gain (Loss) on:
Affiliated Investment Companies Shares Sold	(20,897)	(25,704)	57,522	10,387	7,792	2,386
Futures	—	—	—	859	—	—
Change in Unrealized Appreciation (Depreciation) of:
Affiliated Investment Companies Shares	(126,318)	523,723	(55,743)	239,509	6,644	32,290

Net Increase (Decrease) in Net Assets Resulting from Operations	81,296	685,344	115,873	368,072	32,946	57,605

Distributions:
Class R2 Shares	(434)	(604)	(72)	(76)	(15)	(23)
Institutional Class Shares	(159,027)	(182,149)	(105,427)	(117,163)	(19,474)	(25,191)

Total Distributions	(159,461)	(182,753)	(105,499)	(117,239)	(19,489)	(25,214)

Capital Share Transactions:
Shares Issued	1,550,761	1,750,264	814,413	1,081,298	270,812	280,660
Shares Issued in Lieu of Cash Distributions	158,181	181,214	103,910	115,009	19,421	25,123
Shares Redeemed	(2,185,712)	(1,605,300)	(1,356,993)	(1,251,196)	(290,159)	(308,250)

Net Increase (Decrease) from Capital Share Transactions	(476,770)	326,178	(438,670)	(54,889)	74	(2,467)

Total Increase (Decrease) in Net Assets	(554,935)	828,769	(428,296)	195,944	13,531	29,924
Net Assets
Beginning of Year	7,530,106	6,701,337	4,245,694	4,049,750	896,179	866,255

End of Year	$6,975,171	$7,530,106	$3,817,398	$4,245,694	$909,710	$896,179

(1) Shares Issued and Redeemed:
Shares Issued	72,561	78,971	44,814	61,854	19,790	21,098
Shares Issued in Lieu of Cash Distributions	6,967	8,368	5,670	6,740	1,420	1,925
Shares Redeemed	(100,816)	(72,315)	(76,124)	(70,859)	(21,379)	(23,127)

Net Increase (Decrease) from Shares Issued and Redeemed	(21,288)	15,024	(25,640)	(2,265)	(169)	(104)

See accompanying Notes to Financial Statements.

19

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Equity Portfolio-Class R2 Shares
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$23.71	$22.14	$22.66	$18.58	$18.32

Income from Investment Operations (A)
Net Investment Income (Loss)	0.33	0.40	0.35	0.34	0.34
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.04)	1.70	(0.44)	4.08	0.26

Total from Investment Operations	0.29	2.10	(0.09)	4.42	0.60

Less Distributions:
Net Investment Income	(0.33)	(0.40)	(0.36)	(0.34)	(0.34)
Net Realized Gains	(0.12)	(0.13)	(0.07)	—	—

Total Distributions	(0.45)	(0.53)	(0.43)	(0.34)	(0.34)

Net Asset Value, End of Year	$23.55	$23.71	$22.14	$22.66	$18.58

Total Return	1.27%	9.73%	(0.47%)	23.98%	3.37%

Net Assets, End of Year (thousands)	$16,613	$26,463	$27,415	$30,644	$19,844
Ratio of Expenses to Average Net Assets *(B)	0.55%	0.57%	0.55%	0.55%	0.55%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(B)	0.77%	0.83%	0.82%	0.82%	0.83%
Ratio of Net Investment Income to Average Net Assets	1.42%	1.79%	1.49%	1.62%	1.89%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.24%	0.26%	0.25%	0.26%	0.27%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

20

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Equity Portfolio-Institutional Class Shares
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$23.57	$22.01	$22.53	$18.46	$18.17

Income (loss) from Investment Operations (A)
Net Investment Income (Loss)	0.39	0.46	0.42	0.38	0.36
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.06)	1.69	(0.46)	4.07	0.29

Total from Investment Operations	0.33	2.15	(0.04)	4.45	0.65

Less Distributions:
Net Investment Income	(0.39)	(0.46)	(0.41)	(0.38)	(0.36)
Net Realized Gains	(0.12)	(0.13)	(0.07)	—	—

Total Distributions	(0.51)	(0.59)	(0.48)	(0.38)	(0.36)

Net Asset Value, End of Year	$23.39	$23.57	$22.01	$22.53	$18.46

Total Return	1.48%	10.03%	(0.24%)	24.33%	3.65%

Net Assets, End of Year (thousands)	$6,958,558	$7,503,643	$6,673,922	$6,390,088	$4,781,441
Ratio of Expenses to Average Net Assets *(B)	0.30%	0.32%	0.30%	0.30%	0.30%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(B)	0.52%	0.58%	0.57%	0.57%	0.58%
Ratio of Net Investment Income to Average Net Assets	1.70%	2.04%	1.78%	1.85%	1.99%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.24%	0.26%	0.25%	0.26%	0.27%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

21

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Allocation 60/40 Portfolio-Class R2 Shares
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$18.64	$17.58	$17.94	$15.99	$15.70

Income from Investment Operations (A)
Net Investment Income (Loss)	0.30	0.34	0.28	0.26	0.26
Net Gains (Losses) on Securities (Realized and Unrealized)	0.36	1.18	(0.31)	1.99	0.33

Total from Investment Operations	0.66	1.52	(0.03)	2.25	0.59

Less Distributions:
Net Investment Income	(0.30)	(0.39)	(0.28)	(0.28)	(0.30)
Net Realized Gains	(0.13)	(0.07)	(0.05)	(0.02)	—

Total Distributions	(0.43)	(0.46)	(0.33)	(0.30)	(0.30)

Net Asset Value, End of Year	$18.87	$18.64	$17.58	$17.94	$15.99

Total Return	3.58%	8.85%	(0.22%)	14.21%	3.86%

Net Assets, End of Year (thousands)	$3,077	$3,166	$6,774	$6,902	$5,793
Ratio of Expenses to Average Net Assets *(B)	0.52%	0.55%	0.53%	0.53%	0.53%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(B)	0.72%	0.76%	0.74%	0.74%	0.75%
Ratio of Net Investment Income to Average Net Assets	1.64%	1.94%	1.55%	1.56%	1.67%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.23%	0.24%	0.23%	0.24%	0.25%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

22

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Allocation 60/40 Portfolio-Institutional Class Shares
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$18.51	$17.49	$17.84	$15.89	$15.57

Income (loss) from Investment Operations (A)
Net Investment Income (Loss)	0.35	0.43	0.32	0.30	0.30
Net Gains (Losses) on Securities (Realized and Unrealized)	0.36	1.10	(0.30)	1.98	0.33

Total from Investment Operations	0.71	1.53	0.02	2.28	0.63

Less Distributions:
Net Investment Income	(0.35)	(0.44)	(0.32)	(0.31)	(0.31)
Net Realized Gains	(0.13)	(0.07)	(0.05)	(0.02)	—

Total Distributions	(0.48)	(0.51)	(0.37)	(0.33)	(0.31)

Net Asset Value, End of Year	$18.74	$18.51	$17.49	$17.84	$15.89

Total Return	3.88%	9.01%	0.06%	14.54%	4.09%

Net Assets, End of Year (thousands)	$3,814,321	$4,242,376	$4,042,976	$3,839,348	$3,093,230
Ratio of Expenses to Average Net Assets *(B)	0.27%	0.30%	0.28%	0.28%	0.28%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(B)	0.47%	0.51%	0.49%	0.49%	0.50%
Ratio of Net Investment Income to Average Net Assets	1.92%	2.43%	1.78%	1.80%	1.93%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.23%	0.24%	0.23%	0.24%	0.25%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

23

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Allocation 25/75 Portfolio-Class R2 Shares
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$13.70	$13.22	$13.44	$12.89	$12.74

Income from Investment Operations (A)
Net Investment Income (Loss)	0.18	0.29	0.19	0.16	0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	0.33	0.55	(0.18)	0.61	0.19

Total from Investment Operations	0.51	0.84	0.01	0.77	0.35

Less Distributions:
Net Investment Income	(0.20)	(0.30)	(0.19)	(0.18)	(0.20)
Net Realized Gains	(0.07)	(0.06)	(0.04)	(0.04)	—

Total Distributions	(0.27)	(0.36)	(0.23)	(0.22)	(0.20)

Net Asset Value, End of Year	$13.94	$13.70	$13.22	$13.44	$12.89

Total Return	3.73%	6.46%	0.08%	6.06%	2.78%

Net Assets, End of Year (thousands)	$838	$742	$983	$902	$848
Ratio of Expenses to Average Net Assets *(B)	0.50%	0.53%	0.51%	0.51%	0.50%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(B)	0.66%	0.69%	0.67%	0.67%	0.67%
Ratio of Net Investment Income to Average Net Assets	1.31%	2.15%	1.40%	1.26%	1.22%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.20%	0.21%	0.20%	0.20%	0.21%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

24

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Allocation 25/75 Portfolio-Institutional Class Shares
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$13.74	$13.26	$13.48	$12.92	$12.72

Income (loss) from Investment Operations (A)
Net Investment Income (Loss)	0.23	0.33	0.22	0.20	0.19
Net Gains (Losses) on Securities (Realized and Unrealized)	0.32	0.54	(0.19)	0.60	0.19

Total from Investment Operations	0.55	0.87	0.03	0.80	0.38

Less Distributions:
Net Investment Income	(0.23)	(0.33)	(0.21)	(0.20)	(0.18)
Net Realized Gains	(0.07)	(0.06)	(0.04)	(0.04)	—

Total Distributions	(0.30)	(0.39)	(0.25)	(0.24)	(0.18)

Net Asset Value, End of Year	$13.99	$13.74	$13.26	$13.48	$12.92

Total Return	4.05%	6.73%	0.24%	6.34%	3.04%

Net Assets, End of Year (thousands)	$908,873	$895,437	$865,272	$841,546	$726,458
Ratio of Expenses to Average Net Assets *(B)	0.26%	0.28%	0.26%	0.26%	0.25%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(B)	0.42%	0.44%	0.42%	0.42%	0.42%
Ratio of Net Investment Income to Average Net Assets	1.67%	2.44%	1.65%	1.49%	1.53%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.20%	0.21%	0.20%	0.20%	0.21%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

25

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund currently offers eleven portfolios, three of which, the Global Equity Portfolio, Global Allocation 60/40 Portfolio and Global Allocation 25/75 Portfolio (each a “Global Fund” and collectively, the “Global Funds”), are presented in this report. The remaining operational portfolios are presented in separate reports.

The Global Funds are investment companies and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

The Global Funds are “Funds of Funds” that achieve their investment objectives by allocating their assets among other portfolios within DFA Investment Dimensions Group Inc. (“IDG”) (collectively, the “Underlying Funds”). The Global Funds may also invest in affiliated and unaffiliated registered and unregistered money market funds. The Underlying Funds’ shareholder reports are not included in this report. Copies of the Underlying Funds’ shareholder reports are available from the EDGAR database on the SEC’s website at http://www.sec.gov. As of October 31, 2020, the Global Funds were the owners of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

Funds of Funds	Underlying Funds	Percentage Ownership at 10/31/20
Global Equity Portfolio	U.S. Core Equity 1 Portfolio (IDG)	5%
	U.S. Core Equity 2 Portfolio (IDG)	14%
	DFA Real Estate Securities Portfolio (IDG)	2%
	International Core Equity Portfolio (IDG)	5%
	Emerging Markets Core Equity Portfolio (IDG)	2%
	DFA International Real Estate Securities Portfolio (IDG)	—

Global Allocation 60/40 Portfolio	U.S. Core Equity 1 Portfolio (IDG)	2%
	U.S. Core Equity 2 Portfolio (IDG)	5%
	DFA Real Estate Securities Portfolio (IDG)	1%
	International Core Equity Portfolio (IDG)	2%
	DFA Selectively Hedged Global Fixed Income Portfolio (IDG)	51%
	Emerging Markets Core Equity Portfolio (IDG)	1%
	DFA Five-Year Global Fixed Income Portfolio (IDG)	1%
	DFA Inflation-Protected Securities Portfolio (IDG)	2%
	DFA Short-Term Extended Quality Portfolio (IDG)	6%
	DFA World ex U.S. Government Fixed Income Portfolio (IDG)	5%
	DFA Global Core Plus Fixed Income Portfolio (IDG)	8%
	DFA International Real Estate Securities Portfolio (IDG)	—

26

Funds of Funds	Underlying Funds	Percentage Ownership at 10/31/20
Global Allocation 25/75 Portfolio	U.S. Core Equity 1 Portfolio (IDG)	—
	U.S. Core Equity 2 Portfolio (IDG)	—
	DFA Real Estate Securities Portfolio (IDG)	—
	International Core Equity Portfolio (IDG)	—
	DFA Two-Year Global Fixed Income Portfolio (IDG)	5%
	Emerging Markets Core Equity Portfolio (IDG)	—
	DFA Inflation-Protected Securities Portfolio (IDG)	2%
	DFA Short-Term Extended Quality Portfolio (IDG)	4%
	DFA World ex U.S. Government Fixed Income Portfolio (IDG)	2%
	DFA International Real Estate Securities Portfolio (IDG)	—

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Global Funds use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•

Level 1 – inputs are quoted prices in active markets for identical securities, including, though not limited to, equity securities and futures contracts. Underlying Fund and money market fund shares are valued at their respective daily net asset values as reported by their administrator, as they are treated as regulated investment companies and are also included as Level 1 investments.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a Global Fund’s own assumptions in determining the fair value of investments)

A valuation hierarchy table is included at the end of the Global Funds’ Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

27

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

3. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of affiliated investment company shares are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Global Funds estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Global Fund are directly charged. Common expenses of the Fund or Global Funds are allocated using methods approved by the Board, generally based on average net assets.

Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of its Global Fund. Income, gains and losses, and common expenses of each Global Fund are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Global Funds. For the year ended October 31, 2020, the Global Funds’ investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Global Equity Portfolio	0.26	%*
Global Allocation 60/40 Portfolio	0.22	%*
Global Allocation 25/75 Portfolio	0.19	%*

*	Effective as of February 28, 2020, the management fees payable by the Global Funds were reduced as follows:

Portfolio	Management Fee Prior to February 28, 2020	Management Fee Effective February 28, 2020
Global Equity Portfolio	0.30%	0.23%
Global Allocation 60/40 Portfolio	0.25%	0.20%
Global Allocation 25/75 Portfolio	0.20%	0.18%

Pursuant to an Amended and Restated Fee Waiver Agreement (the “Fee Waiver Agreement”), the Advisor has agreed to waive certain fees of the Global Funds, as described below. The Fee Waiver Agreement for the Global Funds will remain in effect through February 28, 2021 and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

Effective February 28, 2020, pursuant to the Fee Waiver Agreement, in order to limit the total management fees received by the Advisor, the Advisor has agreed to waive the management fee each Global Fund pays to the Advisor to the extent necessary to limit the proportionate share of the total combined management fee paid by a class of each Global Fund and management fees paid by each Global Fund’s Underlying Funds to the Advisor, except for fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund on an

28

annualized basis (the “Annualized Expense Ratio”), to the Total Management Fee Limits listed below based on a percentage of average net assets of a class of a Global Fund on an annualized basis. The maximum amount waived under this waiver is the full amount of a Global Fund’s management fee to the Advisor.

During the year ended October 31, 2020, the Global Funds had Total Management Fee Limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees (amounts in thousands), as listed below. The net amount of waived fees (recovered previously waived fees) during the year ended October 31, 2020 and the previously waived fees subject to future recovery as of October 31, 2020, are also reflected below (amounts in thousands). At anytime that the Annualized Expense Ratio of a class of a Global Fund is less than the Total Management Fee Limit listed below for such class of the Global Fund, the Advisor retains the right to recover fees previously waived to the extent that the Annualized Expense Ratio following such recovery would be less than the Total Management Fee Limit that was in place when such prior year fees were waived, and less than the current Total Management Fee Limit in place for the Global Fund. The Global Funds are not obligated to reimburse the Advisor for fees previously waived by the Advisor more than thirty-six months before the date of such reimbursement.

Institutional Class Shares	Total Management Fee Limit	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
Global Equity Portfolio	0.23%	—	$15,796	$52,213
Global Allocation 60/40 Portfolio	0.20%	—	7,938	25,032
Global Allocation 25/75 Portfolio	0.18%	—	1,423	4,165

Class R2 Shares
Global Equity Portfolio	0.23%	—	49	198
Global Allocation 60/40 Portfolio	0.20%	—	6	28
Global Allocation 25/75 Portfolio	0.18%	—	1	4
From July 21, 2015 to February 28, 2020, the Annualized Expense Limit in the Fee Waiver Agreement was 0.27% of the average net assets of a class of the Global Equity Portfolio, 0.25% of the average net assets of a class of the Global Allocation 60/40 Portfolio and 0.22% of the average net assets of a class of the Global Allocation 25/75 Portfolio on an annualized basis.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2020, the total related amounts paid by the Fund to the CCO was $30 ( in thousands). The total related amount paid by each of the Global Funds are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2020, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

Global Equity Portfolio	$150
Global Allocation 60/40 Portfolio	93
Global Allocation 25/75 Portfolio	23

29

E. Purchases and Sales of Securities:

For the year ended October 31, 2020, the Global Funds’ transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Schedules of Investments, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions

Global Equity Portfolio
U.S. Core Equity 2 Portfolio	$3,877,488	$156,601	$421,547	$3,080	$13,073	$3,628,695	159,223	$56,092	$85,178
International Core Equity Portfolio	1,606,177	50,204	154,494	(21,355)	(121,106)	1,359,426	112,535	32,782	—
U.S. Core Equity 1 Portfolio	1,294,148	41,510	98,059	(1,177)	23,587	1,260,009	49,921	19,724	21,786
Emerging Markets Core Equity Portfolio	536,947	42,042	5,608	(1,072)	(3,379)	568,930	27,971	12,399	—
DFA Real Estate Securities Portfolio	217,204	5,379	18,286	(373)	(38,492)	165,432	4,836	4,429	290
DFA International Real Estate Securities Portfolio of	—	10	—	—	(1)	9	3	—	—

Total	$7,531,964	$295,746	$697,994	$(20,897)	$(126,318)	$6,982,501	354,489	$125,426	$107,254

Global Allocation 60/40 Portfolio
U.S. Core Equity 2 Portfolio	$1,319,142	$166,780	$364,879	$60,253	$(23,085)	$1,158,211	50,820	$19,146	$28,551
DFA Selectively Hedged Global Fixed Income Portfolio	628,235	105,890	147,429	(7,761)	3,883	582,818	59,715	15,499	—
International Core Equity Portfolio	550,460	33,845	67,001	(20)	(40,628)	476,656	39,458	11,369	—
U.S. Core Equity 1 Portfolio	443,047	26,739	75,698	15,421	1,301	410,810	16,276	6,768	7,401
DFA Short-Term Extended Quality Portfolio	420,043	50,976	82,117	(903)	381	388,380	35,404	7,984	—
DFA Global Core Plus Fixed Income Portfolio	196,752	26,359	32,833	(1,292)	7,904	196,890	18,047	3,408	—
DFA Five-Year Global Fixed Income Portfolio	212,366	35,151	54,998	(1,763)	(159)	190,597	17,502	4,777	—
Emerging Markets Core Equity Portfolio	184,607	14,886	18,310	(5,822)	1,285	176,646	8,685	3,951	—
DFA Inflation-Protected Securities Portfolio	108,628	2,027	19,552	552	7,462	99,117	7,595	1,048	82
DFA World ex U.S. Government Fixed Income Portfolio	108,105	9,452	23,752	(2)	(854)	92,949	8,567	3,292	1,103
DFA Real Estate Securities Portfolio	74,308	1,500	14,771	(1,141)	(13,232)	46,664	1,364	1,401	99
DFA International Real Estate Securities Portfolio of	—	10	—	—	(1)	9	3	—	—

Total	$4,245,693	$473,615	$901,340	$57,522	$(55,743)	$3,819,747	263,436	$78,643	$37,236

30

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions

Global Allocation 25/75 Portfolio
DFA Two-Year Global Fixed Income Portfolio	$268,684	$52,768	$45,706	$(653)	$(202)	$274,891	27,487	$4,127	—
DFA Short-Term Extended Quality Portfolio	268,661	43,313	37,584	(243)	493	274,640	25,036	5,177	—
U.S. Core Equity 2 Portfolio	115,418	41,003	49,625	7,172	(209)	113,759	4,992	1,804	$2,506
DFA Inflation-Protected Securities Portfolio	98,389	10,736	17,066	674	7,284	100,017	7,664	1,022	75
International Core Equity Portfolio	47,943	12,621	13,952	777	(1,538)	45,851	3,796	1,069	—
U.S. Core Equity 1 Portfolio	38,576	7,917	7,888	1,000	1,596	41,201	1,632	641	645
DFA World ex U.S. Government Fixed Income Portfolio	35,553	9,434	8,359	10	(68)	36,570	3,371	1,106	371
Emerging Markets Core Equity Portfolio	16,174	4,671	3,164	(703)	537	17,515	861	372	—
DFA Real Estate Securities Portfolio	6,526	1,029	2,145	(242)	(1,248)	3,920	115	114	9
DFA International Real Estate Securities Portfolio of	—	10	—	—	(1)	9	3	—	—

Total	$895,924	$183,502	$185,489	$7,792	$6,644	$908,373	74,957	$15,432	$3,606

F. Federal Income Taxes:

Each Global Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2020 can occur as a result of realized gains on securities considered to be passive foreign investment companies, short-term distributions received from underlying RICs, return of capital, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2019, and October 31, 2020, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
Global Equity Portfolio
2019	$143,524	$39,228	—	$182,752

31

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
2020	$120,905	$38,556	—	$159,461
Global Allocation 60/40 Portfolio
2019	102,372	14,867	—	117,239
2020	76,896	28,603	—	105,499
Global Allocation 25/75 Portfolio
2019	21,990	3,224	—	25,214
2020	14,901	4,589	—	19,490

As of October 31, 2020, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Global Equity Portfolio	$(363)	$(13,544)	$(13,907)
Global Allocation 60/40 Portfolio	(142)	(11,905)	(12,047)
Global Allocation 25/75 Portfolio	(112)	(670)	(782)

As of October 31, 2020, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Global Equity Portfolio	—	$75,876	$2,226,775	$2,302,651
Global Allocation 60/40 Portfolio	—	90,355	875,698	966,053
Global Allocation 25/75 Portfolio	$226	11,706	113,438	125,370

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Global Funds after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Global Funds did not have any capital loss carryforwards available to offset future realized capital gains.

During the year ended October 31, 2020, the Global Funds did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

32

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Global Equity Portfolio	$4,755,725	$2,226,776	$(1)	$2,226,775
Global Allocation 60/40 Portfolio	2,944,050	875,699	(1)	875,698
Global Allocation 25/75 Portfolio	796,022	113,439	(1)	113,438

The difference between GAAP-basis and tax-basis unrealized gain (losses) can occur as a result of wash sales and other book to tax differences.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Global Fund’s tax positions and has concluded that no additional provision for income tax is required in any Global Fund’s financial statements. No Global Fund is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Global Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended October 31, 2020		Year Ended October 31, 2019
	Amount	Shares	Amount	Shares
Global Equity Portfolio
Class R2 Shares
Shares Issued	$4,305	189	$5,221	235
Shares Issued in Lieu of Cash Distributions	435	19	604	28
Shares Redeemed	(14,233)	(618)	(8,554)	(385)

Net Increase (Decrease) — Class R2 Shares	$(9,493)	(410)	$(2,729)	(122)

Institutional Class Shares
Shares Issued	$1,546,457	72,372	$1,745,043	78,736
Shares Issued in Lieu of Cash Distributions	157,746	6,948	180,610	8,340
Shares Redeemed	(2,171,480)	(100,198)	(1,596,746)	(71,930)

Net Increase (Decrease) — Institutional Class Shares	$(467,277)	(20,878)	$328,907	15,146

33

	Year Ended October 31, 2020		Year Ended October 31, 2019
	Amount	Shares	Amount	Shares

Global Allocation 60/40 Portfolio

Class R2 Shares
Shares Issued	$878	47	$822	47
Shares Issued in Lieu of Cash Distributions	72	4	76	4
Shares Redeemed	(1,063)	(58)	(4,743)	(267)

Net Increase (Decrease) — Class R2 Shares	$(113)	(7)	$(3,845)	(216)

Institutional Class Shares
Shares Issued	$813,536	44,767	$1,080,476	61,807
Shares Issued in Lieu of Cash Distributions	103,838	5,666	114,933	6,735
Shares Redeemed	(1,355,931)	(76,066)	(1,246,453)	(70,593)

Net Increase (Decrease) — Institutional Class Shares	$(438,557)	(25,633)	$(51,044)	(2,051)

	Year Ended October 31, 2020		Year Ended October 31, 2019
	Amount	Shares	Amount	Shares

Global Allocation 25/75 Portfolio

Class R2 Shares
Shares Issued	$457	34	$56	4
Shares Issued in Lieu of Cash Distributions	15	1	22	2
Shares Redeemed	(382)	(29)	(355)	(26)

Net Increase (Decrease) — Class R2 Shares	$90	6	$(277)	(20)

Institutional Class Shares
Shares Issued	$270,354	19,757	$280,604	21,094
Shares Issued in Lieu of Cash Distributions	19,406	1,419	25,101	1,924
Shares Redeemed	(289,777)	(21,350)	(307,895)	(23,101)

Net Increase (Decrease) — Institutional Class Shares	$(17)	(174)	$(2,190)	(83)

H. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 7, 2021.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment

34

limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2021.

For the year ended October 31, 2020, borrowings by the following Global Funds under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2020
Global Equity Portfolio	1.20%	$2,665	230	$17	$12,491	$3,548
Global Allocation 60/40 Portfolio	1.26%	2,332	218	17	17,772	746
Global Allocation 25/75 Portfolio	1.49%	1,015	89	3	4,601	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2020, that each Global Fund’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Global Funds may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Global Funds did not use the interfund lending program during the year ended October 31, 2020.

I. Shareholder Servicing Fees:

The Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the Global Funds’ Class R2 Shares.

J. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those

35

annual periods. The Global Funds’ adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Global Funds’ early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

L. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

M. Other:

As of October 31, 2020, the following number of shareholders held the following approximate percentages of the Global Funds’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Global Equity Portfolio-Class R2	6	90%
Global Equity Portfolio-Institutional Class	3	78%
Global Allocation 60/40 Portfolio-Class R2	3	91%
Global Allocation 60/40 Portfolio-Institutional Class	4	79%
Global Allocation 25/75 Portfolio-Class R2	2	99%
Global Allocation 25/75 Portfolio-Institutional Class	4	87%

The Global Funds are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against the Global Funds, individually or in aggregate, will not have a material adverse impact on the Global Funds’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

36

N. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Global Funds through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

37

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of Global Equity Portfolio, Global Allocation 60/40 Portfolio and Global Allocation 25/75 Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Global Equity Portfolio, Global Allocation 60/40 Portfolio and Global Allocation 25/75 Portfolio (three of the funds constituting Dimensional Investment Group Inc., hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020, and each of the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and transfer agent of the investee funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

NOTIFICATION OF SOURCE OF DISTRIBUTIONS PURSUANT TO

RULE 19A-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

As noted in the table provided below, the following Portfolios paid distributions to shareholders of record, a portion of which is estimated to be in excess of a Portfolio’s current and accumulated undistributed net income. Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940 and is not being provided for tax reporting purposes. The amounts and sources of distributions reported in this 19(a) Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. A final determination of the tax character of distributions paid by the Fund will not be known until the completion of the fiscal year. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The final determination of the tax character of the distributions paid in 2020 will be reported to shareholders in early 2021 on Form 1099-DIV.

Portfolio Name	Total Distribution per Share	Net Investment Income	Proceeds from the sales of securities	Return of Capital
Global Equity Portfolio Institutional Class
Payable Date: June 30, 2020	$0.11244	$0.11228	$0.00000	$0.00016
Global Equity Portfolio Class R2
Payable Date: June 30, 2020	$0.09765	$0.09751	$0.00000	$0.00014

39

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2020.

Each Board’s Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Abbie J. Smith, Douglas W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee did not meet during the fiscal year ended October 31, 2020.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2020.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

40

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years

George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	DFAIDG - Since 1983; DIG & DEM –Since 1993; DFAITC –Since 1992	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	132 portfolios in 5 investment companies	None

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	Since 2017 for the Funds	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1988). Visiting Scholar, Federal Reserve Bank of Richmond (since 1990). Formerly, Fischer Black Visiting Professor of Financial Economics, Alfred P. Sloan School of Management, Massachusetts Institute of Technology (2015 to 2016).	132 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	Since March 2019 for the Funds	Dean Witter Distinguished Professor of Finance, Graduate School of Business, Stanford University (since 1984).	132 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008-April 2018).

Roger G. Ibbotson Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1943	Director	DFAIDG - Since 1981; DIG & DEM– Since 1993; DFAITC –Since 1992	Professor in Practice Emeritus of Finance, Yale School of Management (since 1984). Chairman and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Consultant to Morningstar, Inc. (2006 - 2016).	132 portfolios in 5 investment companies	None

Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	DFAIDG - Since 1981; DIG & DEM– Since 1993; DFAITC –Since 1992	Chief Investment Strategist, Janus Henderson Investors (since 2014). Frank E. Buck Professor of Finance, Emeritus, Graduate School of Business, Stanford University (since 1981).	132 portfolios in 5 investment companies	Formerly, Adviser, Kuapay, Inc. (2013-2014). Formerly, Director, American Century Fund Complex (registered investment companies) (43 Portfolios) (1980-2014).

41

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000 for the Funds	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	132 portfolios in 5 investment companies	Director (since 2000) and formerly, Lead Director (2014-2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (19 portfolios) (since 2009).

Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	Since March 2019 for the Funds	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since January 2018). President, Western Finance Association (global association of academic researchers and practitioners in finance) (since June 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since January 2019). Member, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (since 2016). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016).	132 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

42

Interested Director

The following interested Director is described as such because he is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years

David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman and Director	DFAIDG -Since 1981; DIG & DFAITC –Since 1992; DEM – Since 1993	Chairman, Director/Trustee, and formerly, President and Co-Chief Executive Officer (each until March 2017) of “DEM, DFAIDG, “DIG and DFAITC. Executive Chairman, and formerly, President and Co-Chief Executive Officer (each until February 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”). Formerly, Chairman and Director (2009-2018) and Co-Chief Executive Officer (2010 – June 2017) of Dimensional Fund Advisors Canada ULC. Trustee, University of Chicago (since 2002). Trustee, University of Kansas Endowment Association (since 2005). Member of Hoover Institution Board (since September 2019). Formerly, Director of Dimensional Fund Advisors Ltd. (2002 – July 2017), DFA Australia Limited (1994 – July 2017), Dimensional Advisors Ltd. (2012 – July 2017), Dimensional Funds plc (2006 – July 2017) and Dimensional Funds II plc (2006 – July 2017). Formerly, Director and President of Dimensional Japan Ltd. (2012 – April 2017). Formerly, President, Dimensional SmartNest (US) LLC (2009-2014); and Limited Partner, VSC Investors, LLC (2007-2015). Formerly, Chairman, Director, President and Co-Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (2010-September 2017).	132 portfolios in 5 investment companies	None

1	Each Director holds office for an indefinite term until his or her successor is elected and qualified.
2

Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

43

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

•  all the DFA Entities (since 2001)

•  DFA Australia Limited (since 2002)

•  Dimensional Fund Advisors Ltd. (since 2002)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional ETF Trust (since June 2020)

Director, Vice President and Assistant Secretary (since 2003) of

•  Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since September 2019

Vice President and Assistant Secretary of

•  DFAIDG, DIG, DFAITC and DEM (since September 2019)

•  Dimensional ETF Trust (since June 2020)

Vice President (since January 2018) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

David P. Butler 1964	Co-Chief Executive Officer	Since 2017

Co-Chief Executive Officer of

•  all the DFA entities (since 2017)

•  Dimensional ETF Trust (since June 2020)

Director (since 2017) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors Canada ULC

•  Dimensional Japan Ltd.

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Ltd.

•  DFA Australia Limited

Director and Co-Chief Executive Officer (since 2017) of

•  Dimensional Cayman Commodity Fund I Ltd.

Head of Global Financial Advisor Services (since 2007) for

•  Dimensional Fund Advisors LP

Formerly, Vice President (2007 – 2017) of

•  all the DFA Entities

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

•  all the DFA entities (since 2017)

•  Dimensional ETF Trust (since June 2020)

Director and Vice President (since 2016) of

•  Dimensional Japan Ltd.

President and Director (since 2016) of

•  Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

•  DFA Australia Limited

Director (since 2016) of

•  Dimensional Advisors Ltd.

44

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Hong Kong Limited

Vice President (since 2016) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Vice President (2004 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2010 – 2016) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

•  Dimensional Fund Advisors LP

Randy Olson 1980	Chief Compliance Officer	Since August 2020

Chief Compliance Officer (since August 2020)

•  DFA Investment Dimensions Group Inc.

•  Dimensional Investment Group Inc.

•  The DFA Investment Trust Company

•  Dimensional Emerging Markets Value Fund

Chief Compliance Officer (since September 2020)

•  Dimensional ETF Trust

Formerly, Vice President – Senior Compliance Officer

•  Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan

•  Dimensional Investment Advisors LP (April 2017 – January 2020)

Lisa M. Dallmer 1972	Vice President, Chief Financial Officer, and Treasurer	Since March 2020

Vice President, Chief Financial Officer, and Treasurer of

•  the DFA Fund Complex (since March 2020)

•  Dimensional ETF Trust (since June 2020)

Executive Vice President (since January 2020)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investments LLC

•  DFA Securities LLC

Chief Operating Officer (since December 2019)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investments LLC

•  DFA Securities LLC

Formerly, Interim Chief Financial Officer and Treasurer (April 2020 - September 2020)

•  Dimensional Fund Advisors Canada ULC

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President (since 2004) and Assistant Secretary (2017-2019) of

•  all the DFA Entities

Vice President (since June 2020)

•  Dimensional ETF Trust

Vice President and Assistant Secretary (since 2010) of

•  Dimensional Cayman Commodity Fund I Ltd.

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President (since 2015) of

•  all the DFA Entities

Assistant Treasurer (since 2017) of

•  the DFA Fund Complex

Vice President and Assistant Treasurer (since June 2020)

•  Dimensional ETF Trust

Formerly, Senior Tax Manager (2013 – 2015) for

•  Dimensional Fund Advisors LP

45

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010) • Dimensional ETF Trust (since June 2020) • Dimensional Cayman Commodity Fund I Ltd. (since 2010)
Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

•  the DFA Fund Complex (since 2017)

•  Dimensional ETF Trust (since June 2020)

General Counsel (since 2001) of

•  all the DFA Entities (since 2001)

•  Dimensional ETF Trust (since June 2020)

Executive Vice President (since 2017) and Secretary (since 2000) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  DFA Securities LLC

•  Dimensional Investment LLC

Director (since 2002), Vice President (since 1997) and Secretary (since 2002) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Ltd.

Vice President and Secretary of

•  Dimensional Fund Advisors Canada ULC (since 2003)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

Director of

•  Dimensional Funds plc (since 2002)

•  Dimensional Funds II plc (since 2006)

•  Director of Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd. (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional Ireland Limited (since 2019)

Formerly, Vice President and Secretary (2010 – 2014) of

•  Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

•  the DFA Fund Complex

Formerly, Vice President of

•  Dimensional Fund Advisors LP (1997 – 2017)

•  Dimensional Holdings Inc. (2006 – 2017)

•  DFA Securities LLC (1997 – 2017)

•  Dimensional Investment LLC (2009 – 2017)

Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President (since 2010) and Secretary (since 2017) of

•  the DFA Fund Complex

Vice President and Secretary of

•  Dimensional ETF Trust (since June 2020)

Vice President (since 2010) and Assistant Secretary (since 2016) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

46

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Vice President of • DFA Securities LLC (since 2010) • Dimensional Cayman Commodity Fund I Ltd. (since 2010) • Dimensional Fund Advisors Canada ULC (since 2016)

Gerard K. O’Reilly 1976	Co-Chief Executive Officer and Chief Investment Officer	Co-Chief Executive Officer and Chief Investment Officer since 2017

Co-Chief Executive Officer and Chief Investment Officer of

•  all the DFA Entities (since 2017)

•  Dimensional Fund Advisors Canada ULC (since 2017)

•  Dimensional ETF Trust (since June 2020)

Director, Chief Investment Officer and Vice President (since 2017) of

•  DFA Australia Limited

Chief Investment Officer (since 2017) and Vice President (since 2016) of

•  Dimensional Japan Ltd.

Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of

•  Dimensional Cayman Commodity Fund I Ltd.

Director of

•  Dimensional Funds plc (since 2014)

•  Dimensional Fund II plc (since 2014)

•  Dimensional Holdings Inc. (since 2017)

•  Dimensional Ireland Limited (since 2019)

Formerly, Co-Chief Investment Officer of

•  Dimensional Japan Ltd. (2016 – 2017)

•  DFA Australia Limited (2014 – 2017)

Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2007 – 2017) of

•  all the DFA Entities

Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Director (2017 – 2018) of

•  Dimensional Fund Advisors Pte. Ltd.

James J. Taylor 1983	Vice President and Assistant Treasurer	Since March 2020

Vice President and Assistant Treasurer of

•  the DFA Fund Complex (since March 2020)

•  Dimensional ETF Trust (since June 2020)

Vice President (since 2016) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Formerly, Accounting Manager (2015-2016)

•  Dimensional Fund Advisors LP

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Directors/Trustees and until his or her successor is elected and qualified.

47

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at http://us.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

48

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2019 to October 31, 2020, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A -3(d).

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualifying For Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualifying Interest Income (6)	Qualifying Short- Term Capital Gain (7)
Global Equity Portfolio	76%	—	24%	—	—	100%	—	55%	—	—	—	—	—
Global Allocation 60/40 Portfolio	73%	—	27%	—	—	100%	—	48%	—	—	—	—	—
Global Allocation 25/75 Portfolio	76%	—	24%	—	—	100%	—	36%	—	—	—	—	—

(1)

Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(4)	“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5)	“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(6)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(7)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

49

Recycled	DFA103120-025A
Recyclable	00253051

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted, as of the end of the period covered by this Form N-CSR (the “Report”), a code of ethics that applies to the Registrant’s Co-Principal Executive Officers and Principal Financial Officer (the “Code of Business Ethics”). The Registrant has not made any substantive amendments to the Code of Business Ethics during the period covered by this Report. The Registrant also has not granted any waiver from any provisions of the Code of Business Ethics during the period covered by this Report. A copy of the Code of Business Ethics is filed as an exhibit to this Report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors has determined that Abbie J. Smith possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s Audit Committee and has designated Ms. Smith as the “audit committee financial expert.” Ms. Smith earned a Ph.D. in Accounting, and has taught Accounting at the graduate level since 1980. Ms. Smith’s education and career have provided her with an understanding of generally accepted accounting principles and financial statements; the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; and experience preparing, analyzing and evaluating financial statements that present a breadth and level of complexity of issues that can reasonably be expected to be raised by the Registrant’s financial statements. In addition, Ms. Smith has served on the boards of directors and audit committees of entities other than the Registrant. Ms. Smith is independent under the standards set forth in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Fiscal Year Ended October 31, 2020: $233,797

Fiscal Year Ended October 31, 2019: $254,002

(b)	Audit-Related Fees

Fees for Registrant	Fiscal Year Ended October 31, 2020: $19,007
Fiscal Year Ended October 31, 2019: $20,899

For fiscal years ended October 31, 2020 and October 31, 2019, Audit-Related Fees included fees for services related to limited procedures performed in connection with the production of the Registrant’s semi-annual financial statements.

Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X

Fiscal Year Ended October 31, 2020: $215,000
Fiscal Year Ended October 31, 2019: $210,000

For the fiscal years ended October 31, 2020 and October 31, 2019, Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X included fees for services rendered in connection with the issuance of a Type II SSAE 16 over controls at the Registrant’s investment adviser.

(c) Tax Fees

Fees for Registrant	Fiscal Year Ended October 31, 2020: $0
Fiscal Year Ended October 31, 2019: $0

There were no Tax Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d) All Other Fees

Fees for Registrant	Fiscal Year Ended October 31, 2020: $0
Fiscal Year Ended October 31, 2019: $0

There were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1) Audit Committee’s Pre-Approval Policies and Procedures

Pre-Approval Policies and Procedures

as adopted by the

Audit Committees

of

DFA Investment Dimensions Group Inc.

Dimensional Emerging Markets Value Fund

Dimensional Investment Group Inc.

The DFA Investment Trust Company

(together, the “Funds”)

The Sarbanes-Oxley Act of 2002 (the “Act”) and the rules (the “Rules”) adopted by the U.S. Securities and Exchange Commission (the “SEC”) require that the Funds’ Audit Committees (together, the “Committee”) pre-approve all audit services and non-audit services provided to the Funds by their independent registered public accounting firm (the “Auditor”). The Act and the Rules also require that the Committee pre-approve all non-audit services provided by the Auditor to Dimensional Fund Advisors LP (“Dimensional”), the Funds’ investment advisor, and to affiliates of Dimensional that provide ongoing services to the Funds (with Dimensional, together the “Service Affiliates”) if the services directly impact the Funds’ operations and financial reporting.

The following policies and procedures govern the ways in which the Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Funds and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide mechanisms by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.	General

1.	The Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

2.

The Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Funds, if the non- audit services to the Service Affiliate directly impact the Funds’ operations and financial reporting.

B.	Pre-Approval of Audit Services to the Funds

1.

The Committee shall approve the engagement of an independent registered public accounting firm to certify the Funds’ financial statements for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member (as that term is defined in Section D below). In approving the Engagement, the Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Funds will receive.

2.

The Committee shall report to the Boards of Directors/Trustees of the Funds (together, the “Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.

Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) (the “Independent Directors”).

C.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—by Types of Services

1.	The Committee may pre-approve types of non-audit services (including tax services) to the Funds and their Service Affiliates pursuant to this Section C.

2.

Annually, at such time as the Committee considers the Engagement of the Auditor, management of the Funds, in consultation with the Auditor, shall provide to the Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3.

The lists submitted to the Committee shall describe the types of non-audit services in reasonable detail (which may include a range of tax services) and shall include an estimated budget (or budgeted range) of fees, where possible, and such other information as the Committee may request. If management and the Auditor desire the Committee to preapprove the furnishing of a range of tax services, the Auditor shall provide an estimated range of fees for such tax services for the consideration and approval by the Committee.

4.

The Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Funds to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

5.

A list of the types of non-audit services pre-approved by the Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—Project-by-Project Basis

1.	The Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2.

Management of the Funds, in consultation with the Auditor, may submit either to the Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects. The request so submitted shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Committee or the Designated Member, as appropriate, shall request.

3.

The Committee, from time to time, shall designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Committee’s behalf, any non-audit services, whether to the Funds or to any Service Affiliate, that have not been pre-approved by the Committee. The Designated Member also shall review, on the Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Funds’ management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.	The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Funds or to a Service Affiliate; or

(b)	refer such matter to the full Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member’s authority shall be limited to approving non-audit services or proposed material changes that do not exceed $10,000 in value.

5.

The Designated Member’s pre-approval (or pre-approval subject to conditions) of the requested non-audit services or proposed material change in services pursuant to this Section D shall constitute authorization for the management of the Funds or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

E.	Amendment; Annual Review

1.	The Committee may amend these procedures from time to time.

2.	These procedures shall be reviewed annually by the Committee.

F.	Recordkeeping

1.	The Funds shall maintain a written record of all decisions made by the Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting materials.

2.

In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.

A copy of these Procedures (and of any amendments to these Procedures) shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

(e)(2)	The fees disclosed in Items 4(b), 4(c) or 4(d) were approved by the Registrant’s Audit Committee but not pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31, 2020 that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was not greater than 50%.

(g)	Aggregate Non-Audit Fees

Fiscal Year Ended October 31, 2020: $1,313,133

Fiscal Year Ended October 31, 2019: $1,276,961

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is not applicable to the Registrant because it is not a listed issuer.

ITEM 6.	INVESTMENTS.

(a) Please see the schedules of investments contained in the reports to stockholders included under Item 1 of this Report except as discussed below. Provided below is a complete schedule of investments for each series of the Registrant or the master fund in which the series of the Registrant invests that provided a summary schedule of portfolio holdings in a report to stockholders included under Item 1 in lieu of a complete schedule of investments. The schedules of investments for the following series are provided below:

Name of Entity for which Schedule of Investments is Provided	Relationship to Series of the Registrant
U.S. Large Company Portfolio	Series of Registrant

The U.S. Large Cap Value Series	Master fund for U.S. Large Cap Value Portfolio III

The DFA International Value Series	Master fund for DFA International Value Portfolio and DFA International Value Portfolio III

The Emerging Markets Series	Master fund for Emerging Markets Portfolio II

The Tax-Managed U.S. Marketwide Value Series	Master fund for Tax-Managed U.S. Marketwide Value Portfolio II

U.S. LARGE COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

		Shares	Value†
COMMON STOCKS — (99.8%)
COMMUNICATION SERVICES — (11.1%)
	Activision Blizzard, Inc.	272,456	$20,633,093
*	Alphabet, Inc., Class A	105,892	171,133,120
*	Alphabet, Inc., Class C	103,468	167,722,663
	AT&T, Inc.	2,510,983	67,846,761
#	CenturyLink, Inc.	343,616	2,961,970
*	Charter Communications, Inc., Class A	52,784	31,872,035
	Comcast Corp., Class A	1,606,556	67,860,925
# *	Discovery, Inc., Class A	55,271	1,118,685
*	Discovery, Inc., Class C	111,372	2,040,335
*	DISH Network Corp., Class A	88,111	2,245,949
*	Electronic Arts, Inc.	101,771	12,195,219
*	Facebook, Inc., Class A	847,314	222,936,786
	Fox Corp., Class A	122,305	3,243,529
*	Fox Corp., Class B	55,942	1,462,324
	Interpublic Group of Cos., Inc. (The)	139,912	2,531,008
*	Live Nation Entertainment, Inc.	50,022	2,441,074
*	Netflix, Inc.	155,422	73,940,462
	News Corp., Class A	134,599	1,767,285
	News Corp., Class B	40,741	530,448
#	Omnicom Group, Inc.	75,399	3,558,833
*	Take-Two Interactive Software, Inc.	40,537	6,279,992
*	T-Mobile US, Inc.	204,791	22,438,950
*	Twitter, Inc.	279,207	11,548,001
	Verizon Communications, Inc.	1,458,328	83,110,113
#	ViacomCBS, Inc., Class B	197,755	5,649,860
	Walt Disney Co. (The)	636,843	77,217,214

TOTAL COMMUNICATION SERVICES			1,066,286,634

CONSUMER DISCRETIONARY — (11.5%)
	Advance Auto Parts, Inc.	24,164	3,558,874
*	Amazon.com, Inc.	150,045	455,559,127
	Aptiv P.L.C.	95,005	9,167,032
*	AutoZone, Inc.	8,258	9,323,117
	Best Buy Co., Inc.	81,551	9,097,014
*	Booking Holdings, Inc.	14,423	23,401,317
	BorgWarner, Inc.	86,601	3,029,303
*	CarMax, Inc.	57,984	5,012,137
#	Carnival Corp.	184,962	2,535,829
*	Chipotle Mexican Grill, Inc.	9,834	11,815,354
	Darden Restaurants, Inc.	45,928	4,221,702
	Dollar General Corp.	87,967	18,359,593
*	Dollar Tree, Inc.	83,580	7,548,946
	Domino’s Pizza, Inc.	13,776	5,211,736
	DR Horton, Inc.	116,693	7,796,259
	eBay, Inc.	234,366	11,162,853
*	Etsy, Inc.	41,954	5,101,187
	Expedia Group, Inc.	47,283	4,451,694
	Ford Motor Co.	1,382,415	10,686,068
	Gap, Inc. (The)	71,934	1,399,116
	Garmin, Ltd.	52,468	5,457,721
	General Motors Co.	443,439	15,311,949
	Genuine Parts Co.	50,519	4,568,433
#	Hanesbrands, Inc.	124,204	1,995,958
	Hasbro, Inc.	44,758	3,702,382
	Hilton Worldwide Holdings, Inc.	97,977	8,603,360

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
CONSUMER DISCRETIONARY — (Continued)
	Home Depot, Inc. (The)	379,363	$101,179,906
	L Brands, Inc.	82,977	2,656,094
	Las Vegas Sands Corp.	115,112	5,532,283
#	Leggett & Platt, Inc.	46,336	1,933,601
	Lennar Corp., Class A	97,153	6,823,055
*	LKQ Corp.	99,983	3,198,456
	Lowe’s Cos., Inc.	266,586	42,147,247
	Marriott International, Inc., Class A	93,903	8,721,711
	McDonald’s Corp.	262,236	55,856,268
	MGM Resorts International	146,224	3,007,828
*	Mohawk Industries, Inc.	21,029	2,169,983
	Newell Brands, Inc.	133,898	2,364,639
	NIKE, Inc., Class B	438,692	52,678,135
# *	Norwegian Cruise Line Holdings, Ltd.	94,170	1,566,047
*	NVR, Inc.	1,216	4,806,957
*	O’Reilly Automotive, Inc.	26,008	11,355,093
	Pool Corp.	14,198	4,966,886
	PulteGroup, Inc.	93,624	3,816,114
	PVH Corp.	24,810	1,446,175
	Ralph Lauren Corp.	17,307	1,156,973
	Ross Stores, Inc.	125,411	10,681,255
#	Royal Caribbean Cruises, Ltd.	61,986	3,497,250
	Starbucks Corp.	411,643	35,796,475
	Tapestry, Inc.	96,098	2,136,259
	Target Corp.	176,509	26,868,200
	Tiffany & Co.	38,145	4,990,892
	TJX Cos., Inc. (The)	422,173	21,446,388
	Tractor Supply Co.	41,185	5,486,254
*	Ulta Beauty, Inc.	19,859	4,106,245
*	Under Armour, Inc., Class A	63,150	873,996
# *	Under Armour, Inc., Class C	70,917	867,315
	VF Corp.	112,831	7,582,243
	Whirlpool Corp.	21,757	4,024,175
	Wynn Resorts, Ltd.	34,516	2,499,994
	Yum! Brands, Inc.	106,405	9,930,779

TOTAL CONSUMER DISCRETIONARY			1,106,249,232

CONSUMER STAPLES — (7.0%)
	Altria Group, Inc.	654,721	23,622,334
	Archer-Daniels-Midland Co.	195,756	9,051,757
#	Brown-Forman Corp., Class B	64,541	4,499,153
	Campbell Soup Co.	72,304	3,374,428
	Church & Dwight Co., Inc.	87,648	7,747,207
	Clorox Co. (The)	44,379	9,197,548
	Coca-Cola Co. (The)	1,362,414	65,477,617
	Colgate-Palmolive Co.	301,905	23,817,285
	Conagra Brands, Inc.	171,994	6,035,269
	Constellation Brands, Inc., Class A	59,101	9,765,258
	Costco Wholesale Corp.	155,601	55,646,030
	Estee Lauder Cos., Inc. (The), Class A	79,424	17,446,276
	General Mills, Inc.	215,140	12,719,077
	Hershey Co. (The)	52,274	7,185,584
#	Hormel Foods Corp.	99,239	4,831,947
	JM Smucker Co. (The)	40,305	4,522,221
	Kellogg Co.	89,456	5,625,888
	Kimberly-Clark Corp.	120,339	15,955,748
	Kraft Heinz Co. (The)	228,215	6,981,097
	Kroger Co. (The)	274,828	8,852,210
	Lamb Weston Holdings, Inc.	51,310	3,255,619

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Shares	Value†
CONSUMER STAPLES — (Continued)
McCormick & Co., Inc. Non-Voting	43,431	$7,839,730
Molson Coors Beverage Co., Class B	65,397	2,305,898
Mondelez International, Inc., Class A	503,589	26,750,648
* Monster Beverage Corp.	130,564	9,997,285
PepsiCo, Inc.	487,971	65,041,655
Philip Morris International, Inc.	548,817	38,976,983
Procter & Gamble Co. (The)	877,389	120,290,032
Sysco Corp.	178,666	9,882,016
Tyson Foods, Inc., Class A	103,492	5,922,847
Walgreens Boots Alliance, Inc.	254,015	8,646,671
Walmart, Inc.	489,347	67,896,896

TOTAL CONSUMER STAPLES		669,160,214

ENERGY — (2.0%)
Apache Corp.	135,754	1,126,758
Baker Hughes Co.	234,162	3,458,573
Cabot Oil & Gas Corp.	141,109	2,510,329
Chevron Corp.	678,094	47,127,533
Concho Resources, Inc.	68,197	2,830,858
ConocoPhillips	378,927	10,844,891
Devon Energy Corp.	139,208	1,243,127
Diamondback Energy, Inc.	57,319	1,488,001
EOG Resources, Inc.	204,612	7,005,915
Exxon Mobil Corp.	1,489,042	48,572,550
Halliburton Co.	306,133	3,691,964
Hess Corp.	97,629	3,633,751
HollyFrontier Corp.	52,979	980,641
Kinder Morgan, Inc.	686,496	8,169,302
Marathon Oil Corp.	288,427	1,142,171
Marathon Petroleum Corp.	229,193	6,761,194
National Oilwell Varco, Inc.	138,625	1,164,450
Occidental Petroleum Corp.	298,977	2,729,660
ONEOK, Inc.	157,968	4,581,072
Phillips 66	153,990	7,185,173
Pioneer Natural Resources Co.	57,445	4,570,324
Schlumberger, Ltd.	490,839	7,333,135
TechnipFMC P.L.C.	144,765	800,551
Valero Energy Corp.	142,760	5,511,964
Williams Cos., Inc. (The)	425,138	8,158,398

TOTAL ENERGY		192,622,285

FINANCIALS — (9.9%)
Aflac, Inc.	234,175	7,950,241
Allstate Corp. (The)	110,299	9,789,036
American Express Co.	229,618	20,950,346
American International Group, Inc.	302,600	9,528,874
Ameriprise Financial, Inc.	42,363	6,813,241
Aon P.L.C., Class A	81,543	15,004,727
Arthur J Gallagher & Co.	67,922	7,044,191
Assurant, Inc.	21,400	2,661,518
Bank of America Corp.	2,686,983	63,681,497
Bank of New York Mellon Corp. (The)	288,404	9,909,562
* Berkshire Hathaway, Inc., Class B	698,571	141,041,485
BlackRock, Inc.	50,024	29,974,881
Capital One Financial Corp.	160,303	11,714,943
Cboe Global Markets, Inc.	38,869	3,159,661
Charles Schwab Corp. (The)	522,156	21,465,833
Chubb, Ltd.	158,974	20,652,312

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
FINANCIALS — (Continued)
	Cincinnati Financial Corp.	52,227	$3,694,538
	Citigroup, Inc.	734,565	30,425,682
	Citizens Financial Group, Inc.	149,595	4,076,464
	CME Group, Inc.	126,681	19,093,360
	Comerica, Inc.	49,472	2,251,471
	Discover Financial Services	107,240	6,971,672
	Everest Re Group, Ltd.	13,999	2,758,923
	Fifth Third Bancorp	250,238	5,810,526
	First Republic Bank	60,589	7,642,697
	Franklin Resources, Inc.	95,534	1,791,263
	Globe Life, Inc.	34,038	2,760,141
	Goldman Sachs Group, Inc. (The)	121,185	22,908,812
	Hartford Financial Services Group, Inc. (The)	127,291	4,903,249
	Huntington Bancshares, Inc.	361,881	3,778,038
	Intercontinental Exchange, Inc.	198,282	18,717,821
	Invesco, Ltd.	130,302	1,708,259
	JPMorgan Chase & Co.	1,074,033	105,298,195
	KeyCorp.	342,880	4,450,582
	Lincoln National Corp.	64,877	2,277,183
	Loews Corp.	83,295	2,888,671
	M&T Bank Corp.	45,333	4,695,592
	MarketAxess Holdings, Inc.	13,382	7,210,891
	Marsh & McLennan Cos., Inc.	178,069	18,423,019
	MetLife, Inc.	272,715	10,322,263
	Moody’s Corp.	56,716	14,910,636
	Morgan Stanley	503,794	24,257,681
	MSCI, Inc.	29,581	10,348,617
	Nasdaq, Inc.	40,847	4,942,079
	Northern Trust Corp.	73,827	5,778,439
	People’s United Financial, Inc.	146,377	1,561,843
	PNC Financial Services Group, Inc. (The)	149,710	16,749,555
	Principal Financial Group, Inc.	90,949	3,567,020
	Progressive Corp. (The)	206,612	18,987,643
	Prudential Financial, Inc.	139,462	8,928,357
	Raymond James Financial, Inc.	42,641	3,259,478
	Regions Financial Corp.	340,552	4,529,342
	S&P Global, Inc.	84,989	27,428,500
	State Street Corp.	124,876	7,355,196
*	SVB Financial Group	18,167	5,281,147
	Synchrony Financial	190,263	4,760,380
	T Rowe Price Group, Inc.	80,015	10,134,700
	Travelers Cos., Inc. (The)	89,491	10,802,459
	Truist Financial Corp.	475,142	20,012,981
	U.S. Bancorp	482,952	18,810,980
	Unum Group	72,263	1,276,165
	Wells Fargo & Co.	1,449,963	31,101,706
	Willis Towers Watson P.L.C.	45,450	8,293,716
	WR Berkley Corp.	49,232	2,959,828
	Zions Bancorp NA	58,417	1,885,117

TOTAL FINANCIALS			944,125,225

HEALTH CARE — (14.0%)
	Abbott Laboratories	623,968	65,585,276
	AbbVie, Inc.	621,667	52,903,862
*	ABIOMED, Inc.	15,943	4,015,723
	Agilent Technologies, Inc.	108,874	11,114,947
*	Alexion Pharmaceuticals, Inc.	77,387	8,910,339
*	Align Technology, Inc.	25,393	10,819,449
	AmerisourceBergen Corp.	51,487	4,946,356

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
HEALTH CARE — (Continued)
	Amgen, Inc.	206,199	$44,732,811
	Anthem, Inc.	88,614	24,173,899
	Baxter International, Inc.	178,290	13,829,955
	Becton Dickinson and Co.	102,064	23,590,052
*	Biogen, Inc.	55,816	14,069,539
*	Bio-Rad Laboratories, Inc., Class A	7,491	4,392,872
*	Boston Scientific Corp.	505,287	17,316,186
	Bristol-Myers Squibb Co.	793,543	46,382,588
	Cardinal Health, Inc.	102,557	4,696,085
*	Catalent, Inc.	57,537	5,050,023
*	Centene Corp.	203,571	12,031,046
	Cerner Corp.	107,740	7,551,497
	Cigna Corp.	129,230	21,577,533
	Cooper Cos., Inc. (The)	17,184	5,482,555
	CVS Health Corp.	461,212	25,869,381
	Danaher Corp.	222,347	51,037,530
*	DaVita, Inc.	26,704	2,303,220
	DENTSPLY SIRONA, Inc.	77,571	3,660,576
*	DexCom, Inc.	33,676	10,762,176
*	Edwards Lifesciences Corp.	219,567	15,740,758
	Eli Lilly and Co.	279,775	36,499,447
	Gilead Sciences, Inc.	441,836	25,692,763
	HCA Healthcare, Inc.	93,056	11,533,361
*	Henry Schein, Inc.	49,955	3,176,139
*	Hologic, Inc.	92,012	6,332,266
	Humana, Inc.	46,605	18,608,444
*	IDEXX Laboratories, Inc.	29,913	12,707,641
*	Illumina, Inc.	51,464	15,063,513
*	Incyte Corp.	65,286	5,656,379
*	Intuitive Surgical, Inc.	41,273	27,532,393
*	IQVIA Holdings, Inc.	67,640	10,415,884
	Johnson & Johnson	927,856	127,218,336
*	Laboratory Corp. of America Holdings	34,311	6,854,308
	McKesson Corp.	57,002	8,407,225
	Medtronic P.L.C.	473,452	47,615,068
	Merck & Co., Inc.	891,352	67,038,584
*	Mettler-Toledo International, Inc.	8,465	8,447,308
*	Mylan NV	183,040	2,661,402
	PerkinElmer, Inc.	39,738	5,148,058
	Perrigo Co. P.L.C.	48,769	2,139,496
	Pfizer, Inc.	1,958,348	69,482,187
	Quest Diagnostics, Inc.	47,279	5,774,657
*	Regeneron Pharmaceuticals, Inc.	36,770	19,986,701
	ResMed, Inc.	51,188	9,825,025
	STERIS P.L.C.	30,152	5,342,633
	Stryker Corp.	115,107	23,252,765
	Teleflex, Inc.	16,364	5,207,516
	Thermo Fisher Scientific, Inc.	139,413	65,959,079
	UnitedHealth Group, Inc.	334,916	102,196,268
	Universal Health Services, Inc., Class B	27,413	3,003,094
*	Varian Medical Systems, Inc.	31,844	5,502,643
*	Vertex Pharmaceuticals, Inc.	91,628	19,091,610
*	Waters Corp.	21,803	4,858,144
	West Pharmaceutical Services, Inc.	26,076	7,094,497
	Zimmer Biomet Holdings, Inc.	73,234	9,674,211
	Zoetis, Inc.	167,450	26,549,198

TOTAL HEALTH CARE			1,344,094,477

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
INDUSTRIALS — (8.4%)
	3M Co.	202,728	$32,428,371
	Alaska Air Group, Inc.	44,438	1,683,756
	Allegion P.L.C.	32,213	3,172,981
#	American Airlines Group, Inc.	182,469	2,058,250
	AMETEK, Inc.	80,830	7,937,506
	AO Smith Corp.	47,218	2,440,698
	Boeing Co. (The)	187,180	27,026,920
	Carrier Global Corp.	285,827	9,543,764
	Caterpillar, Inc.	191,018	29,999,377
#	CH Robinson Worldwide, Inc.	47,625	4,211,479
	Cintas Corp.	30,734	9,667,380
*	Copart, Inc.	73,093	8,066,543
	CSX Corp.	269,859	21,302,669
	Cummins, Inc.	51,894	11,410,972
	Deere & Co.	110,364	24,932,331
	Delta Air Lines, Inc.	224,748	6,886,279
	Dover Corp.	51,158	5,663,702
	Eaton Corp. P.L.C.	141,128	14,647,675
	Emerson Electric Co.	211,025	13,672,310
	Equifax, Inc.	43,031	5,878,035
	Expeditors International of Washington, Inc.	58,973	5,211,444
	Fastenal Co.	201,612	8,715,687
	FedEx Corp.	85,035	22,064,031
	Flowserve Corp.	44,838	1,305,683
	Fortive Corp.	118,989	7,329,722
	Fortune Brands Home & Security, Inc.	49,202	3,978,966
	General Dynamics Corp.	81,637	10,721,387
	General Electric Co.	3,079,502	22,849,905
	Honeywell International, Inc.	247,321	40,795,599
	Howmet Aerospace, Inc.	139,412	2,404,857
	Huntington Ingalls Industries, Inc.	14,022	2,067,965
	IDEX Corp.	26,847	4,574,460
	IHS Markit, Ltd.	131,912	10,667,723
	Illinois Tool Works, Inc.	101,161	19,815,417
*	Ingersoll Rand, Inc.	129,833	4,536,365
	Jacobs Engineering Group, Inc.	45,778	4,348,910
	JB Hunt Transport Services, Inc.	29,480	3,588,895
	Johnson Controls International P.L.C.	261,611	11,042,600
	Kansas City Southern	33,332	5,871,098
	L3Harris Technologies, Inc.	76,086	12,258,215
	Lockheed Martin Corp.	86,818	30,397,586
	Masco Corp.	91,664	4,913,190
	Nielsen Holdings P.L.C.	124,439	1,681,171
	Norfolk Southern Corp.	90,117	18,845,267
	Northrop Grumman Corp.	54,649	15,838,373
	Old Dominion Freight Line, Inc.	33,854	6,444,786
	Otis Worldwide Corp.	143,079	8,767,881
	PACCAR, Inc.	121,507	10,374,268
	Parker-Hannifin Corp.	45,322	9,443,292
	Pentair P.L.C.	58,009	2,886,528
	Quanta Services, Inc.	48,102	3,003,008
	Raytheon Technologies Corp.	539,097	29,283,749
	Republic Services, Inc.	73,745	6,502,097
	Robert Half International, Inc.	39,781	2,016,499
	Rockwell Automation, Inc.	40,799	9,674,259
	Rollins, Inc.	51,293	2,967,300
	Roper Technologies, Inc.	36,985	13,734,010
	Snap-on, Inc.	19,180	3,021,425
	Southwest Airlines Co.	208,106	8,226,430

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
INDUSTRIALS — (Continued)
	Stanley Black & Decker, Inc.	56,391	$9,372,184
*	Teledyne Technologies, Inc.	12,891	3,985,253
	Textron, Inc.	81,202	2,907,032
	Trane Technologies P.L.C.	84,330	11,194,807
	TransDigm Group, Inc.	19,150	9,142,402
	Union Pacific Corp.	239,027	42,353,194
*	United Airlines Holdings, Inc.	103,924	3,518,867
	United Parcel Service, Inc., Class B	249,189	39,150,084
*	United Rentals, Inc.	25,351	4,519,830
	Verisk Analytics, Inc.	57,077	10,157,994
	Waste Management, Inc.	136,698	14,751,081
	Westinghouse Air Brake Technologies Corp.	62,754	3,721,312
	WW Grainger, Inc.	15,812	5,534,516
	Xylem, Inc.	63,941	5,571,819

TOTAL INDUSTRIALS.			800,681,421

INFORMATION TECHNOLOGY — (27.4%)
	Accenture P.L.C., Class A	224,077	48,604,542
*	Adobe, Inc.	169,043	75,579,125
*	Advanced Micro Devices, Inc.	413,192	31,109,226
*	Akamai Technologies, Inc.	57,187	5,439,627
	Amphenol Corp., Class A	104,929	11,840,188
	Analog Devices, Inc.	130,088	15,419,331
*	ANSYS, Inc.	30,214	9,196,235
	Apple, Inc.	5,665,617	616,759,175
	Applied Materials, Inc.	322,605	19,107,894
*	Arista Networks, Inc.	19,085	3,986,856
*	Autodesk, Inc.	77,455	18,243,751
	Automatic Data Processing, Inc.	151,858	23,987,490
	Broadcom, Inc.	141,684	49,536,977
	Broadridge Financial Solutions, Inc.	40,253	5,538,813
*	Cadence Design Systems, Inc.	98,498	10,772,726
	CDW Corp.	50,308	6,167,761
	Cisco Systems, Inc.	1,491,938	53,560,574
	Citrix Systems, Inc.	43,399	4,915,805
	Cognizant Technology Solutions Corp., Class A	191,449	13,673,288
	Corning, Inc.	267,017	8,536,533
	DXC Technology Co.	89,881	1,655,608
*	F5 Networks, Inc.	21,905	2,912,051
	Fidelity National Information Services, Inc.	218,582	27,233,131
*	Fiserv, Inc.	196,349	18,745,439
*	FleetCor Technologies, Inc.	29,636	6,546,889
	FLIR Systems, Inc.	47,227	1,638,305
*	Fortinet, Inc.	47,165	5,205,601
*	Gartner, Inc.	31,455	3,777,745
	Global Payments, Inc.	105,673	16,668,859
	Hewlett Packard Enterprise Co.	451,665	3,902,386
	HP, Inc.	485,080	8,712,037
	Intel Corp.	1,498,837	66,368,502
	International Business Machines Corp.	313,754	35,033,772
	Intuit, Inc.	92,353	29,061,642
*	IPG Photonics Corp.	12,541	2,332,124
	Jack Henry & Associates, Inc.	26,733	3,963,167
	Juniper Networks, Inc.	115,618	2,279,987
*	Keysight Technologies, Inc.	65,654	6,885,135
	KLA Corp.	54,600	10,766,028
	Lam Research Corp.	51,435	17,594,885
	Leidos Holdings, Inc.	47,111	3,910,213
	Mastercard, Inc., Class A	311,312	89,857,096

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
INFORMATION TECHNOLOGY — (Continued)
	Maxim Integrated Products, Inc.	94,095	$6,553,717
#	Microchip Technology, Inc.	89,137	9,366,516
*	Micron Technology, Inc.	390,641	19,664,868
	Microsoft Corp.	2,666,982	539,983,846
	Motorola Solutions, Inc.	60,077	9,495,771
	NetApp, Inc.	79,007	3,467,617
	NortonLifeLock, Inc.	206,268	4,242,933
	NVIDIA Corp.	217,442	109,016,721
	Oracle Corp.	681,320	38,228,865
	Paychex, Inc.	113,216	9,312,016
*	Paycom Software, Inc.	17,258	6,283,465
*	PayPal Holdings, Inc.	413,493	76,963,452
*	Qorvo, Inc.	40,197	5,119,490
	QUALCOMM, Inc.	397,381	49,020,920
*	salesforce.com, Inc.	320,701	74,489,221
	Seagate Technology P.L.C.	78,734	3,765,060
*	ServiceNow, Inc.	67,506	33,588,960
	Skyworks Solutions, Inc.	58,657	8,287,648
*	Synopsys, Inc.	53,685	11,481,074
	TE Connectivity, Ltd.	116,004	11,238,468
	Teradyne, Inc.	58,152	5,108,653
	Texas Instruments, Inc.	322,490	46,628,829
*	Tyler Technologies, Inc.	14,086	5,414,377
*	VeriSign, Inc.	35,490	6,767,943
#	Visa, Inc., Class A	594,180	107,968,448
*	Vontier Corp.	47,595	1,367,880
	Western Digital Corp.	106,014	3,999,908
	Western Union Co. (The)	145,118	2,821,094
	Xerox Holdings Corp.	63,696	1,107,036
	Xilinx, Inc.	85,683	10,169,715
*	Zebra Technologies Corp., Class A	18,773	5,324,774

TOTAL INFORMATION TECHNOLOGY			2,623,275,804

MATERIALS — (2.7%)
	Air Products & Chemicals, Inc.	77,746	21,476,555
	Albemarle Corp.	37,289	3,475,708
	Amcor P.L.C.	552,410	5,761,636
	Avery Dennison Corp.	29,126	4,030,747
	Ball Corp.	115,150	10,248,350
	Celanese Corp.	41,590	4,720,881
	CF Industries Holdings, Inc.	76,746	2,118,957
	Corteva, Inc.	264,693	8,729,575
	Dow, Inc.	260,410	11,846,051
	DuPont de Nemours, Inc.	258,692	14,714,401
	Eastman Chemical Co.	48,145	3,892,042
	Ecolab, Inc.	87,626	16,087,257
	FMC Corp.	45,680	4,693,163
	Freeport-McMoRan, Inc.	510,445	8,851,116
#	International Flavors & Fragrances, Inc.	37,974	3,898,411
	International Paper Co.	137,968	6,036,100
	Linde P.L.C.	185,147	40,795,290
	LyondellBasell Industries NV, Class A	90,775	6,213,549
	Martin Marietta Materials, Inc.	21,891	5,830,668
	Mosaic Co. (The)	122,452	2,265,362
	Newmont Corp.	283,133	17,792,078
	Nucor Corp.	105,798	5,052,912
	Packaging Corp. of America	33,593	3,846,063
	PPG Industries, Inc.	83,104	10,780,251
	Sealed Air Corp.	55,541	2,198,868

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
MATERIALS — (Continued)
	Sherwin-Williams Co. (The)	28,947	$19,914,957
	Vulcan Materials Co.	46,768	6,773,877
	WestRock Co.	90,755	3,407,850

TOTAL MATERIALS			255,452,675

REAL ESTATE — (2.6%)
#	Alexandria Real Estate Equities, Inc.	41,286	6,255,655
	American Tower Corp.	156,223	35,876,612
	Apartment Investment & Management Co., Class A	52,790	1,684,001
	AvalonBay Communities, Inc.	49,827	6,932,431
	Boston Properties, Inc.	50,164	3,632,375
*	CBRE Group, Inc., Class A.	118,802	5,987,621
	Crown Castle International Corp.	147,782	23,083,548
#	Digital Realty Trust, Inc.	94,760	13,673,868
	Duke Realty Corp.	130,263	4,948,691
	Equinix, Inc.	31,155	22,781,782
	Equity Residential	120,519	5,661,983
	Essex Property Trust, Inc.	23,221	4,750,784
	Extra Space Storage, Inc.	45,087	5,227,838
#	Federal Realty Investment Trust	23,619	1,624,515
	Healthpeak Properties, Inc.	191,173	5,155,936
	Host Hotels & Resorts, Inc.	247,733	2,596,242
#	Iron Mountain, Inc.	100,631	2,622,444
	Kimco Realty Corp.	151,671	1,556,144
	Mid-America Apartment Communities, Inc.	40,589	4,733,895
	Prologis, Inc.	260,356	25,827,315
	Public Storage	53,439	12,241,272
	Realty Income Corp.	121,665	7,039,537
	Regency Centers Corp.	56,342	2,005,212
	SBA Communications Corp.	39,333	11,421,123
#	Simon Property Group, Inc.	108,044	6,786,244
#	SL Green Realty Corp.	26,161	1,119,952
	UDR, Inc.	105,504	3,295,945
	Ventas, Inc.	132,278	5,221,013
#	Vornado Realty Trust	54,651	1,679,425
	Welltower, Inc.	146,448	7,874,509
	Weyerhaeuser Co.	261,660	7,140,701

TOTAL REAL ESTATE			250,438,613

UTILITIES — (3.2%)
	AES Corp.	234,059	4,564,151
	Alliant Energy Corp.	88,054	4,867,625
	Ameren Corp.	87,380	7,088,266
	American Electric Power Co., Inc.	175,214	15,756,995
	American Water Works Co., Inc.	63,682	9,584,778
	Atmos Energy Corp.	43,028	3,944,377
	CenterPoint Energy, Inc.	191,008	4,035,999
	CMS Energy Corp.	101,055	6,399,813
	Consolidated Edison, Inc.	117,802	9,246,279
	Dominion Energy, Inc.	295,811	23,765,456
	DTE Energy Co.	67,894	8,379,477
#	Duke Energy Corp.	259,652	23,916,546
	Edison International	133,320	7,471,253
	Entergy Corp.	70,938	7,180,344
	Evergy, Inc.	79,222	4,373,054
	Eversource Energy	121,105	10,568,833
	Exelon Corp.	343,323	13,695,154
	FirstEnergy Corp.	191,678	5,696,670

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
	UTILITIES — (Continued)
	NextEra Energy, Inc.	689,856	$50,504,358
	NiSource, Inc.	136,535	3,136,209
	NRG Energy, Inc.	85,132	2,691,874
	Pinnacle West Capital Corp.	39,434	3,216,631
	PPL Corp.	270,934	7,450,685
	Public Service Enterprise Group, Inc.	177,750	10,336,163
	Sempra Energy	101,660	12,744,098
	Southern Co. (The)	371,540	21,344,973
	WEC Energy Group, Inc.	111,480	11,209,314
	Xcel Energy, Inc.	185,635	13,000,019

	TOTAL UTILITIES		306,169,394

	TOTAL COMMON STOCKS
	Cost ($ 3,414,367,019)		9,558,555,974

	TEMPORARY CASH INVESTMENTS — (0.0%)
	State Street Institutional U.S. Government Money Market Fund 0.026%	2,390,876	2,390,876

	SECURITIES LENDING COLLATERAL — (0.2%)
@ §	The DFA Short Term Investment Fund	1,663,696	19,250,624

	TOTAL INVESTMENTS — (100.0%)
	(Cost $ 3,436,001,210)		$9,580,197,474

P.L.C.	Public Limited Company
†	See Note B to Financial Statements.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

As of October 31, 2020, U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	50	12/18/20	$8,567,664	$8,161,750	$(405,914)

Total Futures Contracts			$8,567,664	$8,161,750	$(405,914)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$1,066,286,634	—	—	$1,066,286,634
Consumer Discretionary	1,106,249,232	—	—	1,106,249,232
Consumer Staples	669,160,214	—	—	669,160,214
Energy	192,622,285	—	—	192,622,285
Financials	944,125,225	—	—	944,125,225
Health Care	1,344,094,477	—	—	1,344,094,477
Industrials	800,681,421	—	—	800,681,421
Information Technology	2,623,275,804	—	—	2,623,275,804
Materials	255,452,675	—	—	255,452,675

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Real Estate	$250,438,613	—	—	$250,438,613
Utilities	306,169,394	—	—	306,169,394
Temporary Cash Investments	2,390,876	—	—	2,390,876
Securities Lending Collateral	—	$19,250,624	—	19,250,624
Futures Contracts**	(405,914)	—	—	(405,914)

TOTAL	$9,560,540,936	$19,250,624	—	$9,579,791,560

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

THE U.S. LARGE CAP VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2020

		Shares	Value†
COMMON STOCKS — (99.0%)
COMMUNICATION SERVICES — (12.2%)
	Activision Blizzard, Inc.	71,997	$5,452,333
	AT&T, Inc.	24,711,997	667,718,159
#	CenturyLink, Inc.	6,786,363	58,498,449
# *	Charter Communications, Inc., Class A	891,570	538,347,797
	Comcast Corp., Class A	16,600,301	701,196,714
# *	Discovery, Inc., Class A	1,025,284	20,751,748
*	Discovery, Inc., Class C	1,499,030	27,462,230
*	DISH Network Corp., Class A	631,400	16,094,386
#	Fox Corp., Class A	827,381	21,942,144
# *	Fox Corp., Class B	322,091	8,419,459
*	GCI Liberty, Inc., Class A	59,566	4,838,546
	Interpublic Group of Cos., Inc. (The)	603,319	10,914,041
*	Liberty Broadband Corp., Class A	27,366	3,846,291
*	Liberty Broadband Corp., Class C	180,191	25,534,867
# *	Liberty Media Corp.-Liberty Formula One, Class A	39,281	1,308,057
*	Liberty Media Corp.-Liberty Formula One, Class C	78,562	2,838,445
*	Liberty Media Corp.-Liberty SiriusXM, Class A	157,126	5,431,846
*	Liberty Media Corp.-Liberty SiriusXM, Class C	358,516	12,404,654
*	Madison Square Garden Entertainment Corp.	12,866	836,290
	News Corp., Class A	527,829	6,930,395
	News Corp., Class B	64,856	844,425
*	T-Mobile US, Inc.	1,353,820	148,338,057
	Verizon Communications, Inc.	1,569,276	89,433,039
	ViacomCBS, Inc., Class A	2,909	86,863
#	ViacomCBS, Inc., Class B	1,162,684	33,217,882
	Walt Disney Co. (The)	2,459,943	298,268,089
# *	Zillow Group, Inc., Class C	6,600	584,892

TOTAL COMMUNICATION SERVICES			2,711,540,098

CONSUMER DISCRETIONARY — (7.3%)
	Advance Auto Parts, Inc.	260,851	38,418,135
	Aptiv P.L.C	26,888	2,594,423
	Aramark	1,078,429	29,915,620
#	Autoliv, Inc.	417,162	31,620,880
	BorgWarner, Inc.	1,104,771	38,644,890
*	Capri Holdings, Ltd.	24,034	510,002
# *	CarMax, Inc.	284,293	24,574,287
#	Carnival Corp.	1,362,066	18,673,925
*	Dollar Tree, Inc.	461,159	41,651,881
	DR Horton, Inc.	3,067,017	204,907,406
	Ford Motor Co.	14,472,891	111,875,447
	Gap, Inc. (The)	942,706	18,335,632
	Garmin, Ltd.	538,112	55,974,410
	General Motors Co.	5,891,402	203,430,111
	Gentex Corp.	1,383,656	38,285,762
	Genuine Parts Co.	729	65,923
#	Harley-Davidson, Inc.	351,262	11,549,495
	Hasbro, Inc.	7,221	597,321
#	Hyatt Hotels Corp., Class A	139,548	7,694,677
#	Kohl’s Corp.	522,185	11,117,319
	Lear Corp.	354,145	42,784,257
	Lennar Corp., Class A	976,815	68,601,717
	Lennar Corp., Class B	37,985	2,160,967
*	LKQ Corp.	1,704,698	54,533,289
	MGM Resorts International	2,363,685	48,621,000

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
CONSUMER DISCRETIONARY — (Continued)
*	Mohawk Industries, Inc.	566,921	$58,500,578
	Newell Brands, Inc.	402,281	7,104,282
# *	Norwegian Cruise Line Holdings, Ltd.	89,903	1,495,087
	PulteGroup, Inc.	2,382,974	97,130,020
	PVH Corp.	289,789	16,891,801
	Qurate Retail, Inc., Class A	63,525	430,064
	Ralph Lauren Corp.	235,179	15,721,716
#	Royal Caribbean Cruises, Ltd.	823,583	46,466,553
*	Skechers U.S.A., Inc., Class A	31,900	1,011,549
	Tapestry, Inc.	357,469	7,946,536
	Target Corp.	987,920	150,381,182
	Tiffany & Co.	56,092	7,339,077
	Toll Brothers, Inc.	212,428	8,981,456
# *	Veoneer, Inc.	289,615	4,451,383
#	Whirlpool Corp.	492,212	91,039,532

TOTAL CONSUMER DISCRETIONARY			1,622,029,592

CONSUMER STAPLES — (5.4%)
	Archer-Daniels-Midland Co.	1,086,745	50,251,089
	Bunge, Ltd.	586,403	33,266,642
	Conagra Brands, Inc.	578,611	20,303,460
	Constellation Brands, Inc., Class A	213,175	35,222,905
#	Coty, Inc., Class A	164,915	478,254
	Ingredion, Inc.	242,779	17,210,603
#	JM Smucker Co. (The)	861,442	96,653,792
	Kraft Heinz Co. (The)	972,558	29,750,549
	Kroger Co. (The)	2,814,340	90,649,891
#	Molson Coors Beverage Co., Class B	612,291	21,589,381
	Mondelez International, Inc., Class A	3,319,883	176,352,185
*	Pilgrim’s Pride Corp.	6,211	103,972
*	Post Holdings, Inc.	410,543	35,265,644
	Seaboard Corp.	13	44,785
	Tyson Foods, Inc., Class A	1,702,938	97,459,142
*	US Foods Holding Corp.	1,048,790	21,919,711
	Walgreens Boots Alliance, Inc.	3,314,155	112,813,836
	Walmart, Inc.	2,527,593	350,703,529

TOTAL CONSUMER STAPLES			1,190,039,370

ENERGY — (6.3%)
	Baker Hughes Co.	835,609	12,341,945
	Cabot Oil & Gas Corp.	91,300	1,624,227
	Chevron Corp.	5,532,109	384,481,575
	Cimarex Energy Co.	11,916	302,309
	Concho Resources, Inc.	713,342	29,610,826
	ConocoPhillips	5,021,111	143,704,197
	EOG Resources, Inc.	509,074	17,430,694
	Exxon Mobil Corp.	11,469,927	374,149,019
	Halliburton Co.	750,288	9,048,473
	Hess Corp.	1,025,197	38,157,832
	HollyFrontier Corp.	677,592	12,542,228
	Kinder Morgan, Inc.	4,348,380	51,745,722
	Marathon Petroleum Corp.	3,025,264	89,245,288
	National Oilwell Varco, Inc.	367,500	3,087,000
	Occidental Petroleum Corp.	3,379,021	30,850,462
	Parsley Energy, Inc., Class A	89,221	893,102
	Phillips 66	938,504	43,790,597
	Pioneer Natural Resources Co.	472,250	37,572,210
	Schlumberger, Ltd.	1,726,615	25,795,628

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
ENERGY — (Continued)
	Targa Resources Corp.	435,529	$6,990,240
	Valero Energy Corp.	2,205,565	85,156,865
	Williams Cos., Inc. (The)	303,551	5,825,144

TOTAL ENERGY			1,404,345,583

FINANCIALS — (19.1%)
	Aflac, Inc.	1,550,399	52,636,046
	Alleghany Corp.	33,873	18,526,160
	Allstate Corp. (The)	789,514	70,069,367
	Ally Financial, Inc.	3,002,913	80,117,719
	American Financial Group, Inc.	352,608	26,424,444
	American International Group, Inc.	1,394,612	43,916,332
*	Arch Capital Group, Ltd.	522,976	15,799,105
	Assurant, Inc.	225,564	28,053,395
*	Athene Holding, Ltd., Class A.	122,622	3,933,714
	Axis Capital Holdings, Ltd.	76,336	3,258,784
	Bank of America Corp.	11,516,295	272,936,215
	Bank of New York Mellon Corp. (The)	3,558,490	122,269,716
*	Berkshire Hathaway, Inc., Class B	2,382,817	481,090,752
#	BOK Financial Corp.	6,114	359,136
	Capital One Financial Corp.	1,607,170	117,451,984
	Charles Schwab Corp. (The)	3,700	152,107
	Chubb, Ltd.	588,566	76,460,609
	Citigroup, Inc.	6,244,483	258,646,486
	Citizens Financial Group, Inc.	912,076	24,854,071
	CNA Financial Corp.	188,355	5,611,095
	Comerica, Inc.	155,103	7,058,738
	East West Bancorp, Inc.	105,524	3,849,516
	Equitable Holdings, Inc.	1,600	34,384
	Everest Re Group, Ltd.	128,328	25,290,882
	Fifth Third Bancorp.	4,725,885	109,735,050
#	Franklin Resources, Inc.	47,772	895,725
	Goldman Sachs Group, Inc. (The)	1,149,360	217,275,014
	Hartford Financial Services Group, Inc. (The)	2,301,121	88,639,181
	Huntington Bancshares, Inc.	6,599,570	68,899,511
	Invesco, Ltd.	87,616	1,148,646
#	Jefferies Financial Group, Inc.	303,442	5,920,153
	JPMorgan Chase & Co.	6,419,313	629,349,446
	KeyCorp.	3,705,439	48,096,598
#	Lincoln National Corp.	716,472	25,148,167
	Loews Corp.	1,034,793	35,886,621
	M&T Bank Corp.	159,324	16,502,780
*	Markel Corp.	299	278,907
	MetLife, Inc.	1,658,135	62,760,410
	Morgan Stanley	4,487,383	216,067,491
	New York Community Bancorp, Inc.	866,415	7,199,909
	Northern Trust Corp.	7,507	587,573
	Old Republic International Corp.	789,063	12,845,946
	People’s United Financial, Inc.	396,896	4,234,880
	PNC Financial Services Group, Inc. (The)	1,160,536	129,840,768
	Principal Financial Group, Inc.	1,679,227	65,859,283
	Prosperity Bancshares, Inc.	47,592	2,622,795
	Prudential Financial, Inc.	748,601	47,925,436
	Raymond James Financial, Inc.	1,486	113,590
	Regions Financial Corp.	5,577,353	74,178,795
	Reinsurance Group of America, Inc.	221,354	22,361,181
	RenaissanceRe Holdings, Ltd.	112,797	18,241,531
#	Santander Consumer USA Holdings, Inc.	811,033	16,496,411
	Signature Bank	400	32,296

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
FINANCIALS — (Continued)
	State Street Corp.	411,456	$24,234,758
	Synchrony Financial	1,127,396	28,207,448
	Synovus Financial Corp.	149,872	3,896,672
#	TCF Financial Corp.	136,600	3,716,886
	Travelers Cos., Inc. (The)	1,133,690	136,847,720
	Truist Financial Corp.	2,913,713	122,725,592
	U.S. Bancorp.	657,735	25,618,778
	Unum Group.	708,633	12,514,459
#	Voya Financial, Inc.	184,436	8,840,017
	Wells Fargo & Co.	6,860,993	147,168,300
	WR Berkley Corp.	260,023	15,632,583
	Zions Bancorp NA	744,970	24,040,182

TOTAL FINANCIALS			4,221,388,246

HEALTH CARE — (18.2%)
	Abbott Laboratories	442,207	46,480,378
	AbbVie, Inc.	132,116	11,243,072
*	Alexion Pharmaceuticals, Inc.	240,764	27,721,567
	Anthem, Inc.	1,214,817	331,402,078
	Becton Dickinson and Co.	110,653	25,575,228
*	Biogen, Inc.	218,663	55,118,382
*	Bio-Rad Laboratories, Inc., Class A	28,257	16,570,470
*	Boston Scientific Corp.	2,600	89,102
	Bristol-Myers Squibb Co.	2,042,046	119,357,589
	Cardinal Health, Inc.	594,680	27,230,397
*	Centene Corp.	1,663,793	98,330,166
*	Change Healthcare, Inc.	1,125,378	15,924,099
	Cigna Corp.	1,527,633	255,068,882
	CVS Health Corp.	5,429,176	304,522,482
	Danaher Corp.	1,305,032	299,557,045
# *	DaVita, Inc.	1,052,762	90,800,722
	DENTSPLY SIRONA, Inc.	248,765	11,739,220
*	Elanco Animal Health, Inc.	77,428	2,401,042
#	Envista Holdings Corp.	589,075	15,563,362
	Gilead Sciences, Inc.	2,830	164,565
*	Henry Schein, Inc.	212,081	13,484,110
	Humana, Inc.	517,327	206,558,325
*	IQVIA Holdings, Inc.	252,261	38,845,671
*	Jazz Pharmaceuticals P.L.C.	215,831	31,101,247
*	Laboratory Corp. of America Holdings	758,731	151,571,692
	McKesson Corp.	564,863	83,311,644
	Medtronic P.L.C.	2,765,500	278,126,335
# *	Mylan NV.	3,247,346	47,216,411
	PerkinElmer, Inc.	110,802	14,354,399
	Perrigo Co. P.L.C.	386,545	16,957,729
	Pfizer, Inc.	19,158,608	679,747,412
	Quest Diagnostics, Inc.	971,775	118,692,598
	STERIS P.L.C.	209,232	37,073,818
# *	Syneos Health, Inc.	13,705	727,461
	Thermo Fisher Scientific, Inc.	972,192	459,963,479
*	United Therapeutics Corp.	2,261	303,494
	UnitedHealth Group, Inc.	5,974	1,822,906
	Universal Health Services, Inc., Class B	541,236	59,292,404
	Zimmer Biomet Holdings, Inc.	321,959	42,530,784

TOTAL HEALTH CARE			4,036,541,767

INDUSTRIALS — (13.1%)
*	AECOM	520,350	23,332,494

U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
INDUSTRIALS — (Continued)
	AGCO Corp.	237,816	$18,318,966
	Alaska Air Group, Inc.	384,393	14,564,651
	AMERCO	84,561	29,356,197
	AMETEK, Inc.	142,769	14,019,916
	Arcosa, Inc.	75,409	3,481,634
#	Carlisle Cos., Inc.	360,180	44,615,497
	Carrier Global Corp.	2,459,412	82,119,767
	Cummins, Inc.	402,700	88,549,703
	Deere & Co.	52,188	11,789,791
	Delta Air Lines, Inc.	2,870,455	87,950,741
	Dover Corp.	414,398	45,878,003
	Eaton Corp. P.L.C.	1,799,024	186,720,701
	Emerson Electric Co.	244,394	15,834,287
	FedEx Corp.	1,020,334	264,746,063
	Fluor Corp.	363	4,120
	Fortive Corp.	175,819	10,830,450
	Fortune Brands Home & Security, Inc.	521,389	42,164,728
	General Dynamics Corp.	176,445	23,172,522
	General Electric Co.	4,443,488	32,970,681
	Howmet Aerospace, Inc.	2,015,303	34,763,977
	Hubbell, Inc.	28,196	4,102,800
*	Ingersoll Rand, Inc.	794,995	27,777,125
	Jacobs Engineering Group, Inc.	414,256	39,354,320
# *	JetBlue Airways Corp.	1,277,141	15,287,378
	Johnson Controls International P.L.C.	1,549,925	65,422,334
	Kansas City Southern	679,296	119,651,197
	L3Harris Technologies, Inc.	22,363	3,602,903
	ManpowerGroup, Inc.	187,231	12,707,368
	Nielsen Holdings P.L.C.	1,069,797	14,452,957
	Norfolk Southern Corp.	1,309,901	273,926,497
	nVent Electric P.L.C.	13,164	237,610
	Oshkosh Corp.	237,884	16,023,866
	Otis Worldwide Corp.	1,229,706	75,356,384
	Owens Corning	523,034	34,243,036
	PACCAR, Inc.	767,237	65,506,695
	Parker-Hannifin Corp.	122,428	25,509,098
	Pentair P.L.C.	1,022,156	50,862,483
	Quanta Services, Inc.	652,376	40,727,834
	Raytheon Technologies Corp.	2,533,591	137,624,663
	Republic Services, Inc.	1,835,706	161,854,198
	Roper Technologies, Inc.	163	60,528
*	Sensata Technologies Holding P.L.C.	637,677	27,872,862
#	Snap-on, Inc.	314,577	49,555,315
	Southwest Airlines Co.	1,535,086	60,681,950
	Stanley Black & Decker, Inc.	768,993	127,806,637
	Textron, Inc.	1,933,985	69,236,663
	Trane Technologies P.L.C.	838,276	111,281,139
*	United Airlines Holdings, Inc.	1,819,118	61,595,335
*	United Rentals, Inc.	234,610	41,828,617
	Westinghouse Air Brake Technologies Corp.	306,885	18,198,280
# *	XPO Logistics, Inc.	844,422	75,997,980

TOTAL INDUSTRIALS			2,903,530,941

INFORMATION TECHNOLOGY — (10.1%)
*	Akamai Technologies, Inc.	37,876	3,602,765
	Amdocs, Ltd.	720,716	40,633,968
	Analog Devices, Inc.	608,583	72,135,343
*	Arrow Electronics, Inc.	474,688	36,973,448
	Avnet, Inc.	5,178	127,741

U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
INFORMATION TECHNOLOGY — (Continued)
*	CACI International, Inc., Class A	4,400	$917,532
# *	Cerence, Inc.	658	35,914
*	Ciena Corp.	75,200	2,962,128
	Cognizant Technology Solutions Corp., Class A	401,267	28,658,489
	Corning, Inc.	3,975,481	127,096,128
	Dolby Laboratories, Inc., Class A	16,857	1,265,624
	DXC Technology Co.	784,579	14,451,945
	Fidelity National Information Services, Inc.	1,257,803	156,709,676
*	Fiserv, Inc.	371,625	35,479,039
*	Flex, Ltd.	1,342,960	19,002,884
	Global Payments, Inc.	229,842	36,255,277
	Hewlett Packard Enterprise Co.	8,061,105	69,647,947
	HP, Inc.	9,358,742	168,083,006
	Intel Corp.	14,455,761	640,101,097
*	IPG Photonics Corp.	2,234	415,435
	Jabil, Inc.	219,735	7,282,018
	Juniper Networks, Inc.	1,222,205	24,101,883
	Lam Research Corp.	69,154	23,656,200
	Leidos Holdings, Inc.	736,625	61,139,875
	Marvell Technology Group, Ltd.	1,118,990	41,973,315
#	Microchip Technology, Inc.	36,736	3,860,219
*	Micron Technology, Inc.	5,123,071	257,895,394
# *	Nuance Communications, Inc.	4,368	139,383
# *	ON Semiconductor Corp.	2,093,562	52,527,471
*	Qorvo, Inc.	508,098	64,711,361
	Skyworks Solutions, Inc.	383,586	54,196,866
	SS&C Technologies Holdings, Inc.	269,664	15,969,502
	SYNNEX Corp.	94,091	12,386,139
	TE Connectivity, Ltd.	987,862	95,704,070
*	Vontier Corp.	70,327	2,021,198
	Western Digital Corp.	1,124,286	42,419,311
	Xerox Holdings Corp.	1,684,162	29,270,735

TOTAL INFORMATION TECHNOLOGY			2,243,810,326

MATERIALS — (6.7%)
	Air Products & Chemicals, Inc.	379,320	104,783,357
#	Albemarle Corp.	582,606	54,304,705
	Amcor P.L.C.	583,530	6,086,218
*	Arconic Corp.	504,858	10,975,613
	Ball Corp.	644	57,316
	Celanese Corp.	48,836	5,543,374
	CF Industries Holdings, Inc.	1,280,508	35,354,826
	Corteva, Inc.	1,042,756	34,390,093
	Dow, Inc.	1,428,019	64,960,584
	DuPont de Nemours, Inc.	1,041,364	59,232,784
	Eastman Chemical Co.	1,055,366	85,315,787
	Freeport-McMoRan, Inc.	5,292,912	91,779,094
	Huntsman Corp.	314,029	7,627,764
#	International Flavors & Fragrances, Inc.	36,015	3,697,300
	International Paper Co.	2,093,651	91,597,231
	Linde P.L.C.	730,934	161,053,998
	LyondellBasell Industries NV, Class A	639,100	43,746,395
	Martin Marietta Materials, Inc.	261,794	69,728,832
	Mosaic Co. (The)	646,659	11,963,192
	Newmont Corp.	1,816,840	114,170,226
	Nucor Corp.	2,509,981	119,876,693
	Packaging Corp. of America	104,846	12,003,819
	PPG Industries, Inc.	9,531	1,236,361
	Reliance Steel & Aluminum Co.	457,864	49,902,597

U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
	MATERIALS — (Continued)
	Royal Gold, Inc.	120,793	$14,351,416
	Sonoco Products Co.	172,782	8,447,312
	Steel Dynamics, Inc.	1,692,329	53,274,517
	Valvoline, Inc.	1,033,732	20,333,508
	Vulcan Materials Co.	530,519	76,840,372
#	Westlake Chemical Corp.	372,164	25,165,730
	WestRock Co.	1,128,130	42,361,282

	TOTAL MATERIALS		1,480,162,296

	REAL ESTATE — (0.3%)
*	CBRE Group, Inc., Class A	741,002	37,346,501
*	Howard Hughes Corp. (The)	4,513	280,663
#	Jones Lang LaSalle, Inc.	218,089	24,613,525

	TOTAL REAL ESTATE		62,240,689

	UTILITIES — (0.3%)
	MDU Resources Group, Inc.	248,941	5,914,838
	NRG Energy, Inc.	1,169,432	36,977,440
	Vistra Corp.	1,084,247	18,833,370

	TOTAL UTILITIES		61,725,648

	TOTAL COMMON STOCKS		21,937,354,556

	RIGHTS/WARRANTS — (0.0%)

	ENERGY — (0.0%)
# * »	Occidental Petroleum Corp. 08/03/2027	255,733	631,660

	PREFERRED STOCKS — (0.0%)

	CONSUMER DISCRETIONARY — (0.0%)
	Qurate Retail, Inc	1,905	186,347

	TOTAL INVESTMENT SECURITIES (Cost $17,495,389,506)		21,938,172,563

	TEMPORARY CASH INVESTMENTS — (0.5%)
	State Street Institutional U.S. Government Money Market Fund 0.026%	105,448,025	105,448,025

	SECURITIES LENDING COLLATERAL — (0.5%)
@ §	The DFA Short Term Investment Fund	10,482,747	121,295,861

	TOTAL INVESTMENTS — (100.0%) (Cost $17,722,105,628)		$22,164,916,449

P.L.C.	Public Limited Company

†	See Note B to Financial Statements.

#	Total or Partial Securities on Loan.

*	Non-Income Producing Securities.

»	Securities that have generally been fair value factored. See Note B to Financial Statements.

@	Security purchased with cash collateral received from Securities on Loan.

§	Affiliated Fund.

U.S. LARGE CAP VALUE SERIES

CONTINUED

As of October 31, 2020, The U.S. Large Cap Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	929	12/18/20	$155,725,134	$151,645,315	$(4,079,819)

Total Futures Contracts			$155,725,134	$151,645,315	$(4,079,819)

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$2,711,540,098	—	—	$2,711,540,098
Consumer Discretionary	1,622,029,592	—	—	1,622,029,592
Consumer Staples	1,190,039,370	—	—	1,190,039,370
Energy	1,404,345,583	—	—	1,404,345,583
Financials	4,221,388,246	—	—	4,221,388,246
Health Care	4,036,541,767	—	—	4,036,541,767
Industrials	2,903,530,941	—	—	2,903,530,941
Information Technology	2,243,810,326	—	—	2,243,810,326
Materials	1,480,162,296	—	—	1,480,162,296
Real Estate	62,240,689	—	—	62,240,689
Utilities	61,725,648	—	—	61,725,648
Preferred Stocks
Consumer Discretionary	186,347	—	—	186,347
Rights/Warrants
Energy	—	$631,660	—	631,660
Temporary Cash Investments	105,448,025	—	—	105,448,025
Securities Lending Collateral	—	121,295,861	—	121,295,861
Futures Contracts**	(4,079,819)	—	—	(4,079,819)

TOTAL	$22,038,909,109	$121,927,521	—	$22,160,836,630

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

THE DFA INTERNATIONAL VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2020

		Shares	Value»
COMMON STOCKS — (95.9%)
AUSTRALIA — (5.9%)
	AMP, Ltd.	7,139,150	$7,682,381
	Aurizon Holdings, Ltd.	1,818,522	4,822,100
	Australia & New Zealand Banking Group, Ltd.	6,888,410	91,413,550
	BlueScope Steel, Ltd.	3,397,511	35,091,843
	Boral, Ltd.	4,276,326	13,694,098
	Cleanaway Waste Management, Ltd.	51,534	74,292
	Crown Resorts, Ltd.	161,839	942,209
	Fortescue Metals Group, Ltd.	3,858,031	47,197,184
#	Harvey Norman Holdings, Ltd.	2,695,782	8,433,076
	Incitec Pivot, Ltd.	6,817,226	9,198,004
	Lendlease Corp., Ltd.	1,673,113	14,074,451
	National Australia Bank, Ltd.	6,504,106	85,093,076
	Newcrest Mining, Ltd.	454,353	9,422,141
	Oil Search, Ltd.	3,372,770	6,089,424
	Origin Energy, Ltd.	3,705,200	10,422,763
	QBE Insurance Group, Ltd.	1,248,585	7,220,172
	Qube Holdings, Ltd.	86,299	160,633
	Santos, Ltd.	7,088,455	23,564,758
#	Seven Group Holdings, Ltd.	21,126	288,473
#	South32, Ltd.	16,280,864	23,232,483
	Suncorp Group, Ltd.	3,668,708	21,187,847
	Tabcorp Holdings, Ltd.	5,238,418	12,104,005
*	TPG Telecom, Ltd.	11,918	60,154
	Westpac Banking Corp.	7,945,749	100,568,235
	Woodside Petroleum, Ltd.	2,572,203	31,726,181
#	Worley, Ltd.	703,009	4,686,398

TOTAL AUSTRALIA			568,449,931

AUSTRIA — (0.0%)
*	Erste Group Bank AG	4,899	100,701

BELGIUM — (0.8%)
	Ageas SA	402,474	16,207,242
	KBC Group NV	565,642	27,946,569
	Solvay SA	258,796	21,027,254
	UCB SA	95,483	9,431,002

TOTAL BELGIUM			74,612,067

CANADA — (7.9%)
#	Bank of Montreal	351,836	20,949,598
	Bank of Montreal	1,441,562	85,729,692
	Bank of Nova Scotia (The)	450,696	18,724,029
#	Bank of Nova Scotia (The)	1,681,875	69,898,725
	Barrick Gold Corp.	267,644	7,154,124
	Cameco Corp.	312,057	2,965,279
#	Cameco Corp.	233,278	2,218,474
#	Canadian Imperial Bank of Commerce	811,294	60,516,699
	Canadian Imperial Bank of Commerce	248,491	18,542,398
	Canadian Natural Resources, Ltd.	511,528	8,139,603
	Canadian Natural Resources, Ltd.	3,417,479	54,508,790
# *	Canopy Growth Corp.	29,400	552,132
#	Cenovus Energy, Inc.	1,520,078	4,985,856
	Fairfax Financial Holdings, Ltd.	97,836	25,719,493
#	First Quantum Minerals, Ltd.	1,762,535	20,254,003
	Genworth MI Canada, Inc.	473	15,692
#	Great-West Lifeco, Inc.	345,157	7,033,711

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
CANADA — (Continued)
	Husky Energy, Inc.	563,743	$1,451,354
	iA Financial Corp., Inc.	66,557	2,318,979
#	Imperial Oil, Ltd.	208,007	2,766,557
#	Imperial Oil, Ltd.	499,213	6,654,509
#	Kinross Gold Corp.	5,569,521	44,312,034
	Lundin Mining Corp.	2,996,201	18,103,594
	Magna International, Inc.	12,386	632,455
	Magna International, Inc.	1,443,051	73,754,337
	Manulife Financial Corp.	1,542,260	20,906,114
#	Manulife Financial Corp.	1,671,414	22,697,802
	Nutrien, Ltd.	3,682	149,679
#	Nutrien, Ltd.	1,123,986	45,723,742
	Onex Corp.	30,744	1,329,171
#	Ovintiv, Inc.	272,952	2,511,155
#	Ovintiv, Inc.	513,177	4,726,174
	Pembina Pipeline Corp.	196,511	4,112,975
#	Sun Life Financial, Inc.	224,837	8,953,009
	Suncor Energy, Inc.	3,183,710	35,916,212
	Suncor Energy, Inc.	1,502,973	16,968,565
	Teck Resources, Ltd., Class B	12,383	162,746
#	Teck Resources, Ltd., Class B	1,720,887	22,612,455
	Toronto-Dominion Bank (The)	28,914	1,275,662
	Toronto-Dominion Bank (The)	51,163	2,262,940
	Yamana Gold, Inc.	1,150,141	6,394,784

TOTAL CANADA			754,605,302

DENMARK — (2.9%)
	AP Moller - Maersk A.S., Class A	3,625	5,360,126
	AP Moller - Maersk A.S., Class B	3,509	5,623,645
	Carlsberg A.S., Class B	288,439	36,522,370
*	Danske Bank A.S.	884,653	11,790,273
*	Demant A.S.	187,775	5,928,671
	DSV Panalpina A.S.	300,849	48,810,172
*	Genmab A.S.	58,472	19,531,101
	GN Store Nord A.S.	72,061	5,188,175
	H Lundbeck A.S.	236,230	6,659,668
	Novozymes A.S., Class B	148,375	8,923,444
	Rockwool International A.S., Class B	22,552	8,827,252
	Tryg A.S.	125,159	3,473,503
#	Vestas Wind Systems A.S.	648,241	111,214,830

TOTAL DENMARK			277,853,230

FINLAND — (1.0%)
	Fortum Oyj.	823,282	15,474,925
# *	Nokia Oyj.	4,351,573	14,670,006
*	Nordea Bank Abp.	3,874,650	29,080,262
	Stora Enso Oyj, Class R	1,165,514	17,008,282
	UPM-Kymmene Oyj.	712,806	20,143,156

TOTAL FINLAND			96,376,631

FRANCE — (9.1%)
* Ω	Amundi SA	15,838	1,038,847
	Arkema SA	237,138	23,225,234
# *	Atos SE	212,422	14,511,791
	AXA SA	2,595,269	41,678,196
*	BNP Paribas SA	1,948,140	67,940,925
	Bollore SA	1,717,699	6,157,083
#	Bouygues SA	1,023,747	33,572,169

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
FRANCE — (Continued)
	Capgemini SE	36,753	$4,243,788
	Carrefour SA	2,495,917	38,791,275
*	Cie de Saint-Gobain	2,006,077	78,143,737
	Cie Generale des Etablissements Michelin SCA	664,554	71,772,475
*	CNP Assurances	573,388	6,467,032
*	Credit Agricole SA	1,053,519	8,333,900
*	Eiffage SA	86,999	6,314,164
	Electricite de France SA	1,705,570	19,796,653
*	Engie SA	2,838,450	34,329,781
*	EssilorLuxottica SA	56,812	7,013,946
	Iliad SA	3,398	656,941
# *	Natixis SA	2,149,383	5,006,333
	Orange SA	5,978,647	67,137,941
*	Peugeot SA	3,133,702	56,294,471
#	Publicis Groupe SA	316,314	10,989,471
# *	Renault SA	509,688	12,622,819
	Sanofi	44,503	4,018,324
*	SCOR SE	105,385	2,559,301
	SES SA	107,379	857,671
*	Societe Generale SA	1,357,954	18,451,756
	Total SE	6,874,996	208,289,750
	Valeo SA	650,352	19,674,062
	Vivendi SA	174,420	5,034,372

TOTAL FRANCE			874,924,208

GERMANY — (6.7%)
	Allianz SE	415,799	73,244,904
	BASF SE	1,039,248	56,907,335
	Bayer AG	1,103,211	51,840,454
	Bayerische Motoren Werke AG	1,138,372	77,794,893
# *	Commerzbank AG	770,401	3,646,550
	Continental AG	242,904	25,808,767
Ω	Covestro AG	260,164	12,416,580
	Daimler AG	3,237,994	167,367,009
# *	Deutsche Bank AG	1,938,873	17,917,389
*	Deutsche Bank AG	1,679,248	15,533,044
# *	Deutsche Lufthansa AG	887,970	7,596,647
	Evonik Industries AG	444,408	10,699,958
	Fresenius SE & Co. KGaA	597,229	22,153,275
# Ω	Hapag-Lloyd AG	25,653	1,600,970
	HeidelbergCement AG	448,245	25,636,666
	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	9,260	2,170,333
	RWE AG	527,466	19,520,330
*	Talanx AG	162,600	4,793,636
	Telefonica Deutschland Holding AG	3,595,005	9,067,569
	Uniper SE	635,694	18,987,767
	Volkswagen AG	125,075	19,456,967

TOTAL GERMANY			644,161,043

HONG KONG — (2.5%)
	Bank of East Asia, Ltd. (The)	168,325	303,661
Ω	BOC Aviation, Ltd.	647,400	4,008,795
	BOC Hong Kong Holdings, Ltd.	4,037,500	11,214,102
*	Cathay Pacific Airways, Ltd.	9,539,999	6,482,439
	CK Asset Holdings, Ltd.	4,411,000	20,482,433
	CK Hutchison Holdings, Ltd.	7,657,984	46,254,047
	CK Infrastructure Holdings, Ltd.	443,000	2,089,750
	Guoco Group, Ltd.	9,000	110,453

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
HONG KONG — (Continued)
	Hang Lung Group, Ltd.	180,000	$399,566
	Hang Lung Properties, Ltd.	5,009,000	12,194,353
	Henderson Land Development Co., Ltd.	2,256,485	7,970,084
	Kerry Properties, Ltd.	2,023,000	4,963,487
	MTR Corp., Ltd.	2,070,933	10,262,022
	New World Development Co., Ltd.	4,946,042	23,614,315
	NWS Holdings, Ltd.	96,397	84,616
*	Shangri-La Asia, Ltd.	56,000	44,063
	Sino Land Co., Ltd.	8,949,867	10,606,288
	SJM Holdings, Ltd.	5,394,000	5,600,637
	Sun Hung Kai Properties, Ltd.	3,632,420	46,755,828
	Swire Pacific, Ltd., Class A	1,979,500	9,026,907
	Swire Pacific, Ltd., Class B	2,855,000	2,324,911
Ω	WH Group, Ltd.	18,682,500	14,714,824
	Wharf Holdings, Ltd. (The)	1,233,990	2,554,475

TOTAL HONG KONG			242,062,056

IRELAND — (0.5%)
	CRH P.L.C.	293,793	10,280,338
#	CRH P.L.C., Sponsored ADR	407,322	14,317,368
*	Flutter Entertainment P.L.C.	94,565	16,530,762
*	Flutter Entertainment P.L.C.	61,968	10,736,098

TOTAL IRELAND			51,864,566

ISRAEL — (0.4%)
	Bank Hapoalim BM	1,877,669	10,960,537
#	Bank Leumi Le-Israel BM	1,906,353	8,984,704
	First International Bank Of Israel, Ltd.	48,459	1,071,244
#	Israel Discount Bank, Ltd., Class A	2,621,812	7,338,602
*	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	796,262	6,943,405

TOTAL ISRAEL			35,298,492

ITALY — (1.8%)
#	Eni SpA	3,780,702	26,483,984
*	Fiat Chrysler Automobiles NV	2,776,827	34,065,033
# *	Fiat Chrysler Automobiles NV	1,793,632	22,043,737
*	Intesa Sanpaolo SpA	19,844,993	32,944,750
	Mediobanca Banca di Credito Finanziario SpA	164,012	1,164,439
#	Telecom Italia SpA	63,812,045	21,675,198
	Telecom Italia SpA	6,225,918	2,266,276
	Telecom Italia SpA, Sponsored ADR	1,771,402	5,868,655
# *	UniCredit SpA	3,293,998	24,670,029

TOTAL ITALY			171,182,101

JAPAN — (23.3%)
	AEON Financial Service Co., Ltd.	15,000	153,628
	AGC, Inc.	895,500	27,962,841
	Air Water, Inc.	14,300	204,316
	Aisin Seiki Co., Ltd.	609,000	18,451,525
	Alfresa Holdings Corp.	176,100	3,224,379
	Alps Alpine Co., Ltd.	352,800	5,089,963
	Amada Co., Ltd.	907,100	7,895,085
	Aozora Bank, Ltd.	253,300	4,161,471
	Asahi Kasei Corp.	1,769,400	15,332,864
	Bank of Kyoto, Ltd. (The)	113,679	5,020,575
	Bridgestone Corp.	454,400	14,811,167
	Brother Industries, Ltd.	200,600	3,099,706

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
JAPAN — (Continued)
	Canon Marketing Japan, Inc.	153,000	$3,259,375
	Canon, Inc.	402,100	6,999,032
	Chiba Bank, Ltd. (The)	1,064,000	5,495,868
	Chugoku Bank, Ltd. (The)	256,900	2,225,571
	Coca-Cola Bottlers Japan Holdings, Inc.	360,357	5,086,772
	Concordia Financial Group, Ltd.	2,530,100	8,351,993
	Credit Saison Co., Ltd.	393,600	4,254,717
	Dai Nippon Printing Co., Ltd.	521,600	9,717,106
#	Daicel Corp.	1,087,400	7,760,387
	Daido Steel Co., Ltd.	11,400	373,353
	Dai-ichi Life Holdings, Inc.	1,214,647	18,141,254
	Daio Paper Corp.	39,000	563,866
	Daiwa House Industry Co., Ltd.	207,600	5,454,639
	Daiwa Securities Group, Inc.	3,735,400	15,135,161
	DeNA Co., Ltd.	139,700	2,383,575
	Denka Co., Ltd.	234,800	7,233,660
	Denso Corp.	633,300	29,509,598
	Dentsu Group, Inc.	471,400	13,589,528
	DIC Corp.	361,500	8,801,013
	Dowa Holdings Co., Ltd.	189,000	5,408,960
	Ebara Corp.	278,900	7,752,433
	ENEOS Holdings, Inc.	7,925,403	26,742,576
	Fuji Media Holdings, Inc.	52,200	502,030
	FUJIFILM Holdings Corp.	54,400	2,773,995
	Fukuoka Financial Group, Inc.	386,600	6,466,792
	Fukuyama Transporting Co., Ltd.	50,893	2,133,028
	Furukawa Electric Co., Ltd.	60,800	1,523,666
	Fuyo General Lease Co., Ltd.	5,300	304,316
	Hachijuni Bank, Ltd. (The)	622,531	2,299,052
	Hankyu Hanshin Holdings, Inc.	703,300	21,474,102
	Haseko Corp.	441,400	5,292,005
	Heiwa Corp.	173,900	2,811,455
	Hino Motors, Ltd.	185,100	1,418,185
	Hitachi Capital Corp.	199,000	4,208,672
	Hitachi Construction Machinery Co., Ltd.	9,200	226,895
	Hitachi Metals, Ltd.	431,500	5,722,237
	Hitachi, Ltd.	1,579,000	53,219,083
	Honda Motor Co., Ltd., Sponsored ADR	26,040	615,065
	Honda Motor Co., Ltd.	4,590,300	108,574,060
	Ibiden Co., Ltd.	147,600	6,018,166
	Idemitsu Kosan Co., Ltd.	606,038	12,256,491
	IHI Corp.	236,700	2,866,610
	Iida Group Holdings Co., Ltd.	674,550	12,204,042
	Inpex Corp.	2,596,983	12,315,924
	Isetan Mitsukoshi Holdings, Ltd.	549,300	2,675,171
	Isuzu Motors, Ltd.	1,169,200	9,486,297
	ITOCHU Corp.	1,156,800	27,784,608
	Itoham Yonekyu Holdings, Inc.	196,800	1,317,585
	Iyo Bank, Ltd. (The)	492,300	3,089,631
	Izumi Co., Ltd.	3,900	132,264
	J Front Retailing Co., Ltd.	1,025,800	7,816,819
	Japan Post Holdings Co., Ltd.	1,170,410	8,030,701
	Japan Post Insurance Co., Ltd.	76,700	1,215,780
*	JFE Holdings, Inc.	1,295,595	9,103,068
	JGC Holdings Corp.	257,700	2,118,906
	JSR Corp.	374,500	8,464,457
	JTEKT Corp.	980,500	7,813,353
	Kajima Corp.	660,500	7,057,725
	Kamigumi Co., Ltd.	342,200	6,122,263

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
JAPAN — (Continued)
	Kandenko Co., Ltd.	402,500	$3,020,476
	Kaneka Corp.	244,908	6,853,569
*	Kawasaki Heavy Industries, Ltd.	677,300	8,091,803
	Kinden Corp.	222,800	3,493,470
	Kokuyo Co., Ltd.	20,200	274,471
	Komatsu, Ltd.	575,200	12,968,152
	Konica Minolta, Inc.	143,200	364,841
	K’s Holdings Corp.	403,300	5,150,489
	Kuraray Co., Ltd.	1,529,300	14,144,455
	Kurita Water Industries, Ltd.	7,500	223,153
	Kyocera Corp.	179,600	9,891,012
	Kyushu Financial Group, Inc.	668,749	3,128,099
	LIXIL Group Corp.	961,800	20,884,745
	Mabuchi Motor Co., Ltd.	81,200	3,347,774
	Maeda Road Construction Co., Ltd.	2,200	36,674
	Marubeni Corp.	2,948,900	15,396,813
	Maruichi Steel Tube, Ltd.	15,500	355,594
	Mazda Motor Corp.	1,884,700	9,896,231
	Mebuki Financial Group, Inc.	1,258,420	2,528,403
	Medipal Holdings Corp.	329,250	5,869,172
	Mitsubishi Chemical Holdings Corp.	3,181,900	17,908,237
	Mitsubishi Corp.	1,911,500	42,648,168
	Mitsubishi Gas Chemical Co., Inc.	727,100	13,254,579
	Mitsubishi Heavy Industries, Ltd.	724,500	15,566,042
	Mitsubishi Logistics Corp.	89,600	2,358,025
	Mitsubishi Materials Corp.	518,200	9,508,580
*	Mitsubishi Motors Corp.	2,168,000	3,976,162
#	Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	3,913,483	15,419,123
	Mitsubishi UFJ Financial Group, Inc.	11,934,650	47,045,252
	Mitsubishi UFJ Lease & Finance Co., Ltd.	1,638,400	6,941,885
#	Mitsui & Co., Ltd., Sponsored ADR	11,723	3,701,889
	Mitsui & Co., Ltd.	1,157,000	18,122,659
	Mitsui Chemicals, Inc.	823,660	21,095,861
	Mitsui Fudosan Co., Ltd.	940,400	16,012,714
	Mitsui OSK Lines, Ltd.	546,400	12,334,698
	Mizuho Financial Group, Inc.	2,740,680	33,743,309
	MS&AD Insurance Group Holdings, Inc.	636,453	17,416,685
	Nagase & Co., Ltd.	251,300	3,276,986
	NEC Corp.	404,210	20,360,129
	NGK Insulators, Ltd.	130,100	1,858,562
	NGK Spark Plug Co., Ltd.	270,400	4,755,508
	NH Foods, Ltd.	314,767	12,893,788
	NHK Spring Co., Ltd.	743,000	4,492,636
#	Nikon Corp.	902,000	5,497,111
	Nippo Corp.	285,900	7,343,669
	Nippon Express Co., Ltd.	316,124	17,728,077
	Nippon Kayaku Co., Ltd.	162,000	1,394,127
	Nippon Paper Industries Co., Ltd.	378,300	4,272,033
#	Nippon Shokubai Co., Ltd.	115,900	5,675,452
*	Nippon Steel Corp.	1,311,693	12,722,273
	Nippon Yusen K.K.	740,687	13,671,280
	Nipro Corp.	136,100	1,432,068
*	Nissan Motor Co., Ltd.	5,856,200	20,734,065
	Nitto Denko Corp.	19,300	1,355,936
	NOK Corp.	258,720	2,950,446
	Nomura Holdings, Inc.	4,705,602	21,073,745
	Nomura Real Estate Holdings, Inc.	521,500	9,108,736
	NSK, Ltd.	1,295,100	10,368,669
	Obayashi Corp.	2,342,282	19,601,006

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
JAPAN — (Continued)
	Oji Holdings Corp.	3,568,100	$15,037,460
	ORIX Corp.	3,324,900	38,885,489
	Panasonic Corp.	1,927,800	17,808,111
	Rengo Co., Ltd.	899,500	6,920,702
	Resona Holdings, Inc.	2,696,600	8,890,619
	Ricoh Co., Ltd.	2,366,400	15,540,665
	Rohm Co., Ltd.	184,800	14,208,696
	Sankyo Co., Ltd.	30,900	787,554
	Sawai Pharmaceutical Co., Ltd.	14,800	713,354
	SBI Holdings, Inc.	18,500	426,448
	Sega Sammy Holdings, Inc.	52,200	654,148
	Seibu Holdings, Inc.	73,200	731,847
	Seiko Epson Corp.	524,700	6,093,704
	Seino Holdings Co., Ltd.	481,500	6,222,117
	Sekisui Chemical Co., Ltd.	40,900	637,562
	Sekisui House, Ltd.	1,200,200	19,939,285
	Seven & I Holdings Co., Ltd.	493,300	14,993,688
	Shimamura Co., Ltd.	61,300	6,535,238
	Shimizu Corp.	995,300	6,910,720
	Shinsei Bank, Ltd.	313,400	3,770,685
	Shizuoka Bank, Ltd. (The)	851,000	5,723,608
	Showa Denko K.K.	234,100	3,980,560
	SoftBank Group Corp.	105,700	6,884,640
	Sojitz Corp.	3,534,500	7,777,411
	Sompo Holdings, Inc.	430,256	16,063,983
	Stanley Electric Co., Ltd.	18,900	538,268
	Subaru Corp.	317,084	5,819,433
	Sumitomo Chemical Co., Ltd.	8,266,400	27,040,912
	Sumitomo Corp.	1,719,300	18,810,132
#	Sumitomo Dainippon Pharma Co., Ltd.	79,531	932,184
	Sumitomo Electric Industries, Ltd.	3,161,100	34,898,774
	Sumitomo Forestry Co., Ltd.	598,600	9,429,492
	Sumitomo Heavy Industries, Ltd.	524,600	11,243,893
	Sumitomo Metal Mining Co., Ltd.	609,264	18,938,200
	Sumitomo Mitsui Financial Group, Inc.	1,921,900	53,201,841
	Sumitomo Mitsui Trust Holdings, Inc.	391,544	10,527,598
	Sumitomo Realty & Development Co., Ltd.	174,600	4,672,178
	Sumitomo Rubber Industries, Ltd.	770,500	6,777,488
	Suzuken Co., Ltd.	74,900	2,703,937
	Suzuki Motor Corp.	134,100	5,759,286
	T&D Holdings, Inc.	1,378,500	13,776,835
	Taiheiyo Cement Corp.	528,721	12,410,178
	Taisei Corp.	84,600	2,632,575
	Taisho Pharmaceutical Holdings Co., Ltd.	28,700	1,726,830
	Takeda Pharmaceutical Co., Ltd.	229,971	7,106,699
	TBS Holdings, Inc.	70,800	1,093,328
	TDK Corp.	75,700	8,902,367
	Teijin, Ltd.	855,090	13,098,232
	THK Co., Ltd.	178,200	4,730,301
	Toda Corp.	717,800	4,100,265
	Tokio Marine Holdings, Inc.	254,919	11,393,532
	Tokyo Tatemono Co., Ltd.	870,300	10,009,487
	Tokyu Fudosan Holdings Corp.	2,556,700	11,172,313
	Toppan Printing Co., Ltd.	656,900	8,353,399
	Toray Industries, Inc.	2,709,300	12,259,318
	Toshiba Corp.	13,600	344,024
	Tosoh Corp.	1,241,700	20,127,502
	Toyo Seikan Group Holdings, Ltd.	416,349	3,889,706
	Toyo Tire Corp.	24,100	357,516

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
JAPAN — (Continued)
	Toyoda Gosei Co., Ltd.	311,200	$7,909,118
#	Toyota Boshoku Corp.	4,100	59,556
	Toyota Industries Corp.	275,700	17,816,661
#	Toyota Motor Corp., Sponsored ADR	208,099	27,321,318
	Toyota Motor Corp.	3,715,890	243,936,611
	Toyota Tsusho Corp.	524,100	14,625,168
	TS Tech Co., Ltd.	145,000	4,013,420
	Tsumura & Co.	24,700	724,978
	TV Asahi Holdings Corp.	31,700	478,936
	Ube Industries, Ltd.	504,100	8,654,355
	Yamada Holdings Co., Ltd.	1,918,800	9,355,677
	Yamaguchi Financial Group, Inc.	25,248	164,237
	Yamaha Motor Co., Ltd.	698,000	9,980,019
	Yamazaki Baking Co., Ltd.	39,100	642,250
	Yokohama Rubber Co., Ltd. (The)	563,500	8,094,331
	Zeon Corp.	404,300	4,918,886

TOTAL JAPAN			2,236,253,860

NETHERLANDS — (4.5%)
*Ω	ABN AMRO Bank NV	838,120	6,884,539
#	Aegon NV	2,369,336	6,373,553
#	Aegon NV	390,842	1,055,273
	Akzo Nobel NV	29,483	2,835,887
# *	ArcelorMittal SA	652,213	8,844,020
*	ArcelorMittal SA	590,702	8,033,549
	ASM International NV	6,676	953,539
	Coca-Cola European Partners P.L.C.	53,843	1,920,063
#	Heineken NV	230,702	20,421,175
# *	ING Groep NV, Sponsored ADR	760,447	5,186,249
*	ING Groep NV	5,659,246	38,764,234
	Koninklijke Ahold Delhaize NV	4,984,523	136,654,529
	Koninklijke DSM NV	596,336	95,370,511
*	Koninklijke Philips NV	980,333	45,405,838
*	Koninklijke Philips NV	34,602	1,608,990
	Koninklijke Vopak NV	191,677	9,955,011
	NN Group NV	792,319	27,573,438
*	Randstad NV	272,591	13,601,343

TOTAL NETHERLANDS			431,441,741

NEW ZEALAND — (0.2%)
*	Auckland International Airport, Ltd.	2,324,809	10,754,281
	Chorus, Ltd.	289,771	1,611,351
	EBOS Group, Ltd.	201,357	3,427,382
*	Fletcher Building, Ltd.	1,461,322	3,957,441
#	Fonterra Co-operative Group, Ltd.	293,628	895,308
	Mainfreight, Ltd.	13,725	489,392
	Ryman Healthcare, Ltd.	148,330	1,372,657

TOTAL NEW ZEALAND			22,507,812

NORWAY — (0.8%)
*	DNB ASA	2,102,699	28,396,504
#	Equinor ASA	1,229,349	15,686,136
*	Norsk Hydro ASA	3,886,430	10,922,286
*	SpareBank 1 SR-Bank ASA	369,350	2,945,550
*	Storebrand ASA	1,436,496	7,580,891
# *	Subsea 7 SA	453,890	3,014,488

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
NORWAY — (Continued)
	Yara International ASA	228,157	$7,984,458

TOTAL NORWAY			76,530,313

PORTUGAL — (0.1%)
*	Banco Espirito Santo SA	2,631,973	0
	EDP Renovaveis SA	606,867	11,536,966

TOTAL PORTUGAL			11,536,966

SINGAPORE — (1.0%)
	CapitaLand, Ltd.	8,450,300	15,901,659
	City Developments, Ltd.	1,714,600	7,962,382
	Frasers Property, Ltd.	492,700	393,109
	Hongkong Land Holdings, Ltd.	1,361,700	4,999,013
	Jardine Cycle & Carriage, Ltd.	45,600	593,171
	Keppel Corp., Ltd.	6,501,200	20,891,362
	Olam International, Ltd.	464,700	435,949
	Oversea-Chinese Banking Corp., Ltd.	2,186,685	13,486,918
	Singapore Airlines, Ltd.	7,543,500	18,720,063
	United Industrial Corp., Ltd.	1,355,670	2,164,406
	UOL Group, Ltd.	1,203,774	5,487,034
	Yangzijiang Shipbuilding Holdings, Ltd.	3,140,700	2,114,470

TOTAL SINGAPORE			93,149,536

SPAIN — (1.3%)
	ACS Actividades de Construccion y Servicios SA	59,114	1,405,182
	Banco Bilbao Vizcaya Argentaria SA	9,752,876	28,138,525
#	Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	960,556	2,776,007
# *	Banco Santander SA	40,951,091	82,006,822
	CaixaBank SA	724,209	1,321,384
	Naturgy Energy Group SA	74,479	1,383,681
	Repsol SA	1,152,156	7,233,309

TOTAL SPAIN			124,264,910

SWEDEN — (3.1%)
	BillerudKorsnas AB	504,958	7,887,985
	Boliden AB	1,195,043	32,587,745
*Ω	Dometic Group AB	132,948	1,437,098
#	Getinge AB, Class B	567,120	11,104,192
	Holmen AB, Class A	5,562	225,427
	Holmen AB, Class B	257,280	9,743,044
	Husqvarna AB, Class B	170,464	1,757,757
#	ICA Gruppen AB	165,222	7,821,336
#	Intrum AB	180,447	4,409,570
	Millicom International Cellular SA	133,262	3,913,798
*	Peab AB, Class B	213,986	1,980,439
# *	Saab AB, Class B	77,854	1,786,020
*	Skandinaviska Enskilda Banken AB, Class A	4,107,944	35,251,244
*	Skandinaviska Enskilda Banken AB, Class C	28,685	263,786
#	SKF AB, Class B	1,179,544	24,146,402
*	SSAB AB, Class A	488,788	1,418,419
*	SSAB AB, Class B	1,359,160	3,666,606
# *	Svenska Cellulosa AB SCA, Class A	63,918	884,259
# *	Svenska Cellulosa AB SCA, Class B	1,580,289	21,375,800
*	Svenska Handelsbanken AB, Class A	1,957,160	15,858,241
# *	Svenska Handelsbanken AB, Class B	37,204	359,152
# *	Swedbank AB, Class A	886,833	13,883,910
	Tele2 AB, Class B	140,411	1,657,123

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
SWEDEN — (Continued)
#	Telia Co. AB	7,857,507	$30,063,995
*	Trelleborg AB, Class B	662,912	11,030,699
# *	Volvo AB, Class A	142,032	2,757,337
*	Volvo AB, Class B	2,416,322	46,966,507

TOTAL SWEDEN			294,237,891

SWITZERLAND — (10.4%)
	ABB, Ltd.	3,432,303	83,284,859
	Adecco Group AG	545,168	26,731,728
*	Alcon, Inc.	63,250	3,595,153
*	Alcon, Inc.	498,598	28,346,818
	Baloise Holding AG	129,056	17,649,087
	Banque Cantonale Vaudoise	49,760	4,821,755
	Barry Callebaut AG	484	999,286
#	Chocoladefabriken Lindt & Spruengli AG	6	518,726
#	Cie Financiere Richemont SA	1,165,784	72,865,902
#	Clariant AG	157,372	2,699,828
	Credit Suisse Group AG	1,363,427	12,858,985
#	Credit Suisse Group AG, Sponsored ADR	1,052,790	9,906,754
	Julius Baer Group, Ltd.	716,015	31,866,414
	LafargeHolcim, Ltd.	804,630	34,534,421
	LafargeHolcim, Ltd.	375,078	16,122,849
	Lonza Group AG	145,001	87,857,559
	Novartis AG, Sponsored ADR	723,453	56,487,210
	Novartis AG	1,817,557	141,628,729
#	Swatch Group AG (The)	85,556	18,118,271
	Swatch Group AG (The)	143,968	5,884,767
	Swiss Life Holding AG	78,824	26,515,492
	Swiss Prime Site AG	120,516	10,139,003
#	Swiss Re AG	324,348	23,275,405
	Swisscom AG	76,438	38,876,432
	UBS Group AG	6,275,625	73,060,635
#	UBS Group AG	1,233,581	14,420,562
	Vifor Pharma AG	55,433	6,238,746
	Zurich Insurance Group AG	444,872	147,762,264

TOTAL SWITZERLAND			997,067,640

UNITED KINGDOM — (11.7%)
	3i Group P.L.C.	462,581	5,777,493
	Anglo American P.L.C.	2,846,495	66,787,802
	Antofagasta P.L.C.	246,621	3,288,489
	Aviva P.L.C.	16,319,347	54,434,377
# *	Barclays P.L.C., Sponsored ADR	7,035,082	38,904,003
*	Barclays P.L.C.	191,609	265,584
*	Barratt Developments P.L.C.	3,333,144	20,834,099
	Bellway P.L.C.	31,714	959,513
	BP P.L.C., Sponsored ADR	5,009,282	77,543,685
	BP P.L.C.	5,808,183	14,814,835
#	British American Tobacco P.L.C., Sponsored ADR	838,885	26,743,654
	British American Tobacco P.L.C.	3,024,009	95,847,087
	BT Group P.L.C.	5,814,685	7,636,710
	Carnival P.L.C.	102,449	1,158,192
#	Carnival P.L.C., ADR	20,467	241,511
*	DS Smith P.L.C.	611,450	2,242,919
*	Glencore P.L.C.	26,692,936	53,845,933
*	GVC Holdings P.L.C.	69,102	865,643
	HSBC Holdings P.L.C.	13,949,143	58,455,175
#	HSBC Holdings P.L.C., Sponsored ADR	2,590,482	54,348,312

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
UNITED KINGDOM — (Continued)
	Investec P.L.C.	1,312,079	$2,441,630
	J Sainsbury P.L.C.	7,868,098	20,537,501
*	Kingfisher P.L.C.	7,975,671	29,661,394
*	Lloyds Banking Group P.L.C.	181,694,609	66,156,212
# *	Lloyds Banking Group P.L.C., ADR	1,844,768	2,601,123
	M&G P.L.C.	2,081,294	3,958,965
*	Melrose Industries P.L.C.	4,863,312	7,544,298
*	Natwest Group P.L.C.	5,175,515	8,344,776
# *	Natwest Group P.L.C., Sponsored ADR	1,051,278	3,353,577
*	Ninety One P.L.C.	656,039	1,763,578
#	Pearson P.L.C.	515,601	3,406,457
#	Pearson P.L.C., Sponsored ADR	1,119,256	7,476,630
	Phoenix Group Holdings P.L.C.	577,549	4,959,552
	Royal Dutch Shell P.L.C., Sponsored ADR, Class B	7,267,547	175,511,260
	Royal Dutch Shell P.L.C., Class B	283,225	3,415,504
*	Standard Chartered P.L.C.	4,078,355	18,637,281
	Standard Life Aberdeen P.L.C.	490,582	1,429,444
	Vodafone Group P.L.C.	58,351,986	77,839,689
#	Vodafone Group P.L.C., Sponsored ADR	4,011,201	54,191,329
	Wm Morrison Supermarkets P.L.C.	9,034,593	19,070,876
#	WPP P.L.C., Sponsored ADR	150,428	6,009,599
	WPP P.L.C.	2,296,513	18,342,900

TOTAL UNITED KINGDOM			1,121,648,591

TOTAL COMMON STOCKS			9,200,129,588

PREFERRED STOCKS — (1.3%)

GERMANY — (1.3%)
	Bayerische Motoren Werke AG	152,008	7,859,343
	Porsche Automobil Holding SE	322,304	17,266,583
	Volkswagen AG	701,336	102,159,454

TOTAL GERMANY			127,285,380

TOTAL INVESTMENT SECURITIES
(Cost $11,119,510,563)			9,327,414,968

			Value†
SECURITIES LENDING COLLATERAL — (2.8%)
@ §	The DFA Short Term Investment Fund	22,816,650	264,011,461

TOTAL INVESTMENTS — (100.0%)
(Cost $11,383,404,927)			$9,591,426,429

ADR	American Depositary Receipt
P.L.C.	Public Limited Company
SA	Special Assessment
»	Securities that have generally been fair value factored. See Note B to Financial Statements.
#	Total or Partial Securities on Loan.
*	Non-Income Producing Securities.
Ω

Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.

†	See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

As of October 31, 2020, The DFA International Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	526	12/18/20	$88,097,893	$85,861,610	$(2,236,283)
Total Futures Contracts			$88,097,893	$85,861,610	$(2,236,283)

Summary of the Series’ investments as of October 31,2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$568,449,931	—	$568,449,931
Austria	—	100,701	—	100,701
Belgium	—	74,612,067	—	74,612,067
Canada	$754,605,302	—	—	754,605,302
Denmark	—	277,853,230	—	277,853,230
Finland	—	96,376,631	—	96,376,631
France	—	874,924,208	—	874,924,208
Germany	15,533,044	628,627,999	—	644,161,043
Hong Kong	—	242,062,056	—	242,062,056
Ireland	14,317,368	37,547,198	—	51,864,566
Israel	6,943,405	28,355,087	—	35,298,492
Italy	27,912,392	143,269,709	—	171,182,101
Japan	47,057,395	2,189,196,465	—	2,236,253,860
Netherlands	15,884,061	415,557,680	—	431,441,741
New Zealand	—	22,507,812	—	22,507,812
Norway	—	76,530,313	—	76,530,313
Portugal	—	11,536,966	—	11,536,966
Singapore	—	93,149,536	—	93,149,536
Spain	2,776,007	121,488,903	—	124,264,910
Sweden	—	294,237,891	—	294,237,891
Switzerland	84,409,679	912,657,961	—	997,067,640
United Kingdom	446,924,683	674,723,908	—	1,121,648,591
Preferred Stocks
Germany	—	127,285,380	—	127,285,380
Securities Lending Collateral	—	264,011,461	—	264,011,461
Futures Contracts**	(2,236,283)	—	—	(2,236,283)
TOTAL	$1,414,127,053	$8,175,063,093	—	$9,589,190,146

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SERIES

SCHEDULE OF INVESTMENTS

October 31, 2020

		Shares	Value»
COMMON STOCKS — (97.8%)
BRAZIL — (3.5%)
	Ambev SA, ADR	2,551,959	$5,461,192
	Atacadao SA	247,864	796,990
*	B2W Cia Digital	60,195	789,319
	B3 SA - Brasil Bolsa Balcao	1,101,857	9,803,118
	Banco Bradesco SA, ADR	64,163	224,570
	Banco Bradesco SA	574,924	1,820,575
	Banco BTG Pactual SA	210,458	2,659,174
	Banco do Brasil SA	467,950	2,430,295
	Banco Santander Brasil SA	175,562	980,622
	BB Seguridade Participacoes SA	636,043	2,624,892
	Braskem SA, Sponsored ADR	111,084	884,229
*	BRF SA	588,923	1,722,240
	CCR SA	2,445,817	4,756,981
	Centrais Eletricas Brasileiras SA	107,077	579,617
	Cia Brasileira de Distribuicao	294,340	3,177,853
	Cia de Saneamento Basico do Estado de Sao Paulo	288,020	2,133,314
	Cia de Saneamento Basico do Estado de Sao Paulo, ADR	40,965	302,322
	Cia Energetica de Minas Gerais	156,898	317,736
	Cia Paranaense de Energia, Sponsored ADR	8,700	93,960
	Cia Paranaense de Energia	19,900	190,435
#	Cia Siderurgica Nacional SA, Sponsored ADR	525,351	1,875,503
	Cia Siderurgica Nacional SA	1,343,065	4,807,737
	Cosan SA	199,698	2,261,848
	CPFL Energia SA	121,800	591,599
	Energisa SA	228,135	1,668,684
	Engie Brasil Energia SA	157,476	1,094,767
	Equatorial Energia SA	1,237,021	4,296,627
	Gerdau SA	107,316	338,522
Ω	Hapvida Participacoes e Investimentos SA	90,409	1,014,235
	Hypera SA	382,463	1,859,674
	Itau Unibanco Holding SA	273,403	1,047,307
	JBS SA	1,943,203	6,586,899
	Klabin SA	1,710,990	7,078,992
	Localiza Rent a Car SA	560,114	5,923,321
	Lojas Americanas SA	148,413	521,701
	Lojas Renner SA	1,008,565	6,582,623
	Magazine Luiza SA	1,554,684	6,673,440
	Natura & Co. Holding SA	784,107	6,299,695
	Notre Dame Intermedica Participacoes S.A.	357,492	4,096,428
	Petrobras Distribuidora SA	688,555	2,301,603
#	Petroleo Brasileiro SA, Sponsored ADR	1,299,604	8,590,382
	Petroleo Brasileiro SA, Sponsored ADR	556,265	3,688,037
	Petroleo Brasileiro SA	3,033,556	10,044,975
	Porto Seguro SA	250,037	2,066,375
	Raia Drogasil SA	962,685	4,036,668
*	Rumo SA	1,324,031	4,231,952
	Sul America SA	557,325	3,884,214
*	Suzano SA	480,607	4,192,156
# *	Suzano SA, Sponsored ADR	74,273	643,203
	TIM SA	762,836	1,575,407
	Ultrapar Participacoes SA	1,019,063	2,909,097
#	Ultrapar Participacoes SA, Sponsored ADR	22,860	64,922
#	Vale SA, Sponsored ADR	749,681	7,924,134
	Vale SA	3,260,013	34,401,443
	WEG SA	363,333	4,801,635

TOTAL BRAZIL			201,725,239

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHILE — (0.6%)
	AES Gener SA	1,289,563	$200,130
	Aguas Andinas SA, Class A	3,788,127	984,840
#	Banco de Chile, ADR	128,473	2,023,439
	Banco de Credito e Inversiones SA	46,525	1,456,554
#	Banco Santander Chile, ADR	123,046	1,707,878
	Cencosud SA	2,385,792	3,322,022
	Cia Cervecerias Unidas SA	109,017	605,872
#	Cia Cervecerias Unidas SA, Sponsored ADR	56,575	608,747
	Colbun SA	10,640,694	1,607,255
	Embotelladora Andina SA, ADR, Class B	24,029	300,122
	Empresa Nacional de Telecomunicaciones SA	260,143	1,469,385
	Empresas CMPC SA	1,495,711	3,112,378
	Empresas COPEC SA	254,120	1,937,655
	Enel Americas SA, ADR	1,054,708	6,855,603
	Enel Chile SA, ADR	719,579	2,396,199
	Falabella SA	394,725	1,083,645
	Itau CorpBanca Chile SA	162,071,150	427,781
	Itau CorpBanca Chile SA, ADR	9,425	35,909
	Parque Arauco SA	31,373	40,291
	Plaza SA	74,670	94,762
#	Sociedad Quimica y Minera de Chile SA, Sponsored ADR	122,464	4,532,393

TOTAL CHILE			34,802,860

CHINA — (37.9%)
	360 Security Technology, Inc., Class A	62,500	147,860
*	51job, Inc., ADR	36,065	2,528,156
	AAC Technologies Holdings, Inc.	1,726,500	9,075,139
	Accelink Technologies Co. Ltd, Class A	20,400	95,799
	Addsino Co., Ltd., Class A	59,500	179,050
	AECC Aero-Engine Control Co., Ltd., Class A	17,900	47,851
	AECC Aviation Power Co., Ltd., Class A	79,700	435,609
	Aerospace CH UAV Co., Ltd.	6,500	23,021
	Agile Group Holdings, Ltd.	4,030,000	5,529,811
	Agricultural Bank of China, Ltd., Class H	24,424,000	8,309,443
	Aier Eye Hospital Group Co., Ltd., Class A	147,348	1,372,531
	Air China, Ltd., Class H	4,598,000	2,974,528
	Aisino Corp., Class A	148,300	344,541
*	Alibaba Group Holding Ltd.	531,400	20,136,789
*	Alibaba Group Holding, Ltd., Sponsored ADR	929,746	283,284,309
# *	Alibaba Health Information Technology, Ltd.	1,060,000	2,779,776
# Ω	A-Living Services Co., Ltd., Class H	58,500	246,360
# *	Aluminum Corp. of China, Ltd., ADR	30,726	167,457
*	Aluminum Corp. of China, Ltd., Class H	3,820,000	834,367
	Angang Steel Co., Ltd., Class H	1,276,200	374,720
	Angel Yeast Co., Ltd., Class A	35,900	283,466
	Anhui Anke Biotechnology Group Co., Ltd., Class A	9,200	23,887
	Anhui Conch Cement Co., Ltd., Class H	2,235,000	13,981,018
	Anhui Gujing Distillery Co., Ltd., Class A	14,516	456,325
	Anhui Kouzi Distillery Co., Ltd., Class A	67,000	549,161
	ANTA Sports Products, Ltd.	912,000	10,124,246
	Apeloa Pharmaceutical Co., Ltd., Class A	94,020	287,283
	Asymchem Laboratories Tianjin Co., Ltd., Class A	5,200	213,410
	Autobio Diagnostics Co., Ltd., Class A	4,600	119,882
	Avary Holding Shenzhen Co., Ltd., Class A	14,876	109,126
	AVIC Aircraft Co., Ltd., Class A	113,100	409,734
	Avic Capital Co., Ltd., Class A	327,700	214,463
	AVIC Electromechanical Systems Co., Ltd., Class A	142,400	225,168
	AVIC Jonhon Optronic Technology Co., Ltd., Class A	54,602	452,515
	AVIC Shenyang Aircraft Co., Ltd., Class A	30,900	239,483

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	AVICOPTER P.L.C., Class A	22,704	$170,015
*	BAIC BluePark New Energy Technology Co., Ltd., Class A	90,250	89,756
Ω	BAIC Motor Corp., Ltd., Class H	290,500	107,436
*	Baidu, Inc., Sponsored ADR	256,028	34,064,525
	Bank of Beijing Co., Ltd., Class A	474,700	331,205
	Bank of Changsha Co., Ltd., Class A	105,084	141,492
	Bank of Chengdu Co., Ltd., Class A	183,200	283,501
	Bank of China, Ltd., Class H	43,242,181	13,658,522
	Bank of Communications Co., Ltd., Class H	8,604,515	4,233,272
	Bank of Hangzhou Co., Ltd., Class A	399,504	774,674
	Bank of Jiangsu Co., Ltd., Class A	777,900	698,597
	Bank of Nanjing Co., Ltd., Class A	674,280	771,110
	Bank of Ningbo Co., Ltd., Class A	212,482	1,079,633
	Bank of Shanghai Co., Ltd., Class A	534,383	626,916
	Bank of Tianjin Co., Ltd., Class A	61,800	36,348
	Baoshan Iron & Steel Co., Ltd., Class A	651,400	520,196
	BBMG Corp., Class H	686,500	129,552
*	BeiGene, Ltd., ADR	3,348	992,749
# *	BeiGene, Ltd.	106,500	2,366,312
	Beijing Capital Co., Ltd., Class A	487,760	212,472
	Beijing Capital Development Co., Ltd., Class A	73,900	68,186
	Beijing Dabeinong Technology Group Co., Ltd., Class A	133,652	165,831
*	Beijing Easpring Material Technology Co., Ltd., Class A	3,000	22,804
	Beijing E-Hualu Information Technology Co., Ltd., Class A	25,480	121,040
	Beijing Enlight Media Co., Ltd., Class A	88,100	160,125
	Beijing Kunlun Tech Co., Ltd., Class A	97,700	359,076
	Beijing New Building Materials P.L.C., Class A	78,603	406,357
	Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A	121,206	673,042
	Beijing Originwater Technology Co., Ltd., Class A	158,400	183,896
	Beijing Shiji Information Technology Co., Ltd., Class A	25,100	138,759
*	Beijing Shougang Co., Ltd., Class A	14,600	8,010
	Beijing Shunxin Agriculture Co., Ltd., Class A	35,300	290,106
	Beijing Sinnet Technology Co., Ltd., Class A	50,737	144,964
	Beijing Thunisoft Corp., Ltd., Class A.	6,300	22,003
	Beijing Tiantan Biological Products Corp., Ltd., Class A	44,847	231,339
	Beijing Tongrentang Co., Ltd., Class A	25,500	102,636
	Beijing Yanjing Brewery Co., Ltd., Class A	112,400	146,109
*	Berry Genomics Co., Ltd., Class A	24,500	182,915
	Betta Pharmaceuticals Co., Ltd., Class A	2,500	40,127
	BGI Genomics Co., Ltd., Class A	14,000	312,555
	Blue Sail Medical Co., Ltd., Class A	15,500	55,181
*	Bluefocus Intelligent Communications Group Co., Ltd., Class A	69,200	71,025
	BOE Technology Group Co., Ltd., Class A	1,281,100	907,424
*	Bohai Leasing Co., Ltd., Class A	447,000	169,871
	Boya Bio-pharmaceutical Group Co., Ltd., Class A	4,500	25,146
	Bright Dairy & Food Co., Ltd., Class A	111,085	257,474
	Brilliance China Automotive Holdings, Ltd.	1,110,000	958,165
	BTG Hotels Group Co., Ltd., Class A	13,900	36,017
	BYD Co., Ltd., Class H	1,095,886	22,153,115
	BYD Electronic International Co., Ltd.	1,343,500	5,789,869
	C&S Paper Co., Ltd., Class A	86,900	263,043
	Caitong Securities Co., Ltd., Class A	154,300	296,850
Ω	CGN Power Co., Ltd., Class H	5,516,000	1,183,035
	Chacha Food Co., Ltd., Class A	30,700	272,791
	Changchun High & New Technology Industry Group, Inc., Class A	16,500	924,594
	Changjiang Securities Co., Ltd., Class A	234,302	264,019
	Changzhou Xingyu Automotive Lighting Systems Co., Ltd., Class A	7,800	189,355
	Chaozhou Three-Circle Group Co., Ltd., Class A	80,605	374,250
	Chengdu Kanghong Pharmaceutical Group Co., Ltd., Class A	3,600	22,863

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	China Aerospace Times Electronics Co., Ltd., Class A	95,100	$94,092
	China Avionics Systems Co., Ltd., Class A	42,000	101,026
	China Baoan Group Co., Ltd., Class A	43,000	48,770
	China Cinda Asset Management Co., Ltd., Class H	12,063,000	2,262,971
	China CITIC Bank Corp., Ltd., Class H	9,406,928	3,828,687
	China Coal Energy Co., Ltd., Class H	3,334,777	814,592
	China Common Rich Renewable Energy Investments, Ltd.	5,416,000	654,950
	China Communications Construction Co., Ltd., Class H	5,670,000	2,968,930
	China Communications Services Corp., Ltd., Class H	2,004,000	1,167,643
	China Conch Venture Holdings, Ltd.	2,237,000	9,960,918
	China Construction Bank Corp., Class H	90,026,590	62,038,499
*	China CSSC Holdings, Ltd., Class A	41,400	110,362
#	China Eastern Airlines Corp., Ltd., ADR	11,904	233,914
#	China Eastern Airlines Corp., Ltd., Class H	3,272,000	1,303,623
	China Everbright Bank Co., Ltd., Class H	5,515,000	1,911,224
#	China Evergrande Group	3,952,000	7,881,145
	China Film Co., Ltd., Class A	47,900	90,655
	China Fortune Land Development Co., Ltd., Class A	532,281	1,121,755
	China Galaxy Securities Co., Ltd., Class H	4,860,500	2,667,557
	China Gas Holdings, Ltd.	4,754,600	14,611,120
	China Gezhouba Group Co., Ltd., Class A	320,800	333,772
	China Great Wall Securities Co., Ltd., Class A	26,100	48,404
	China Greatwall Technology Group Co., Ltd., Class A	145,000	328,986
	China Hongqiao Group, Ltd.	2,630,000	1,902,913
Ω	China Huarong Asset Management Co., Ltd., Class H	8,334,000	873,199
* Ω	China International Capital Corp., Ltd., Class H	2,061,200	4,816,175
	China International Marine Containers Group Co., Ltd., Class H	198,520	269,800
#	China Jinmao Holdings Group, Ltd.	5,038,000	2,552,514
	China Jushi Co., Ltd., Class A	283,700	592,353
	China Life Insurance Co., Ltd., ADR	455,615	4,984,428
	China Life Insurance Co., Ltd., Class H	1,387,000	3,026,330
* Ω	China Literature, Ltd.	228,400	1,876,404
	China Longyuan Power Group Corp., Ltd., Class H	2,872,000	1,968,498
	China Meheco Co., Ltd., Class A	55,300	124,466
	China Mengniu Dairy Co., Ltd.	3,900,000	18,385,826
	China Merchants Bank Co., Ltd., Class H	3,814,554	19,869,756
* Ω	China Merchants Securities Co., Ltd., Class H	535,860	664,632
	China Merchants Shekou Industrial Zone Holdings Co., Ltd., Class A	168,800	355,318
	China Minsheng Banking Corp., Ltd., Class H	5,821,600	3,186,091
	China Mobile, Ltd.	1,195,500	7,312,323
	China Mobile, Ltd., Sponsored ADR	985,751	30,292,128
	China Molybdenum Co., Ltd., Class H	4,239,966	1,543,124
	China National Accord Medicines Corp., Ltd., Class A	25,200	187,407
	China National Building Material Co., Ltd., Class H	10,930,000	12,581,102
	China National Chemical Engineering Co., Ltd., Class A	207,900	164,674
	China National Medicines Corp., Ltd., Class A	41,500	266,162
	China National Nuclear Power Co., Ltd., Class A	1,600,390	1,060,688
*	China Northern Rare Earth Group High-Tech Co., Ltd., Class A	78,700	118,788
	China Oilfield Services, Ltd., Class H	4,074,000	2,460,212
	China Overseas Land & Investment, Ltd.	8,252,500	20,728,548
	China Pacific Insurance Group Co., Ltd., Class H	4,718,600	14,766,684
#	China Petroleum & Chemical Corp., ADR	72,061	2,834,147
	China Petroleum & Chemical Corp., Class H	18,710,800	7,306,024
	China Railway Construction Corp., Ltd., Class H	3,991,000	2,703,530
	China Railway Group, Ltd., Class H	7,348,000	3,382,379
# Ω	China Railway Signal & Communication Corp., Ltd., Class H	1,963,000	647,399
	China Reinsurance Group Corp., Class H	3,038,000	290,770
	China Resources Beer Holdings Co., Ltd.	1,559,611	9,676,726
	China Resources Cement Holdings, Ltd.	6,138,000	8,037,277

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	China Resources Gas Group, Ltd.	2,102,000	$9,133,634
	China Resources Land, Ltd.	5,456,666	22,315,938
	China Resources Power Holdings Co., Ltd.	2,194,517	2,284,096
	China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., Class A	68,758	278,438
	China Shenhua Energy Co., Ltd., Class H	5,876,500	10,181,861
	China South Publishing & Media Group Co., Ltd., Class A	26,400	41,408
*	China Southern Airlines Co., Ltd., Sponsored ADR	11,404	305,855
#*	China Southern Airlines Co., Ltd., Class H	4,054,000	2,123,422
	China Spacesat Co., Ltd., Class A	26,500	124,380
	China State Construction Engineering Corp., Ltd., Class A	1,922,400	1,469,586
	China Taiping Insurance Holdings Co., Ltd.	3,127,306	4,722,690
	China Telecom Corp., Ltd., ADR	55,096	1,730,014
	China Telecom Corp., Ltd., Class H	3,440,000	1,079,848
	China Tourism Group Duty Free Corp., Ltd., Class A	65,400	1,949,635
Ω	China Tower Corp., Ltd., Class H	12,532,000	1,961,190
	China TransInfo Technology Co., Ltd., Class A	49,000	162,763
	China Unicom Hong Kong, Ltd.	6,884,000	4,243,225
#	China Unicom Hong Kong, Ltd., ADR	549,731	3,402,835
	China United Network Communications, Ltd., Class A	1,471,368	1,049,941
	China Vanke Co., Ltd., Class H	3,093,100	9,600,871
	China Yangtze Power Co., Ltd., Class A	748,847	2,124,410
	China Zhenhua Group Science & Technology Co., Ltd., Class A	8,800	55,053
	Chinese Universe Publishing and Media Group Co., Ltd., Class A	28,600	49,491
	Chongqing Brewery Co., Ltd., Class A	8,400	134,144
*	Chongqing Changan Automobile Co., Ltd., Class A	168,500	416,979
	Chongqing Fuling Zhacai Group Co., Ltd., Class A	66,300	414,215
	Chongqing Rural Commercial Bank Co., Ltd., Class H	3,818,000	1,524,550
	Chongqing Zhifei Biological Products Co., Ltd., Class A	65,100	1,559,271
	CIFI Holdings Group Co., Ltd.	4,673,191	3,237,498
	CITIC Securities Co., Ltd., Class H	1,707,500	3,702,201
	CITIC, Ltd.	9,875,000	7,060,014
	CNHTC Jinan Truck Co., Ltd., Class A	65,438	342,434
	CNOOC, Ltd.	21,810,000	19,955,184
	CNOOC, Ltd., Sponsored ADR	116,097	10,694,856
	COFCO Biotechnology Co., Ltd., Class A	21,900	26,805
	Contemporary Amperex Technology Co., Ltd., Class A	92,400	3,393,486
*	COSCO SHIPPING Holdings Co., Ltd., Class H	5,157,500	3,300,205
	Country Garden Holdings Co., Ltd.	14,905,519	18,421,149
	Country Garden Services Holdings Co., Ltd.	1,687,492	10,627,315
	CRRC Corp., Ltd., Class H	4,225,000	1,638,797
Ω	CSC Financial Co., Ltd., Class H	1,036,000	1,256,278
	CSPC Pharmaceutical Group, Ltd	15,713,200	16,686,241
	Da An Gene Co., Ltd. of Sun Yat-Sen University, Class A	14,900	84,260
Ω	Dali Foods Group Co., Ltd.	4,627,500	2,873,042
	Daqin Railway Co., Ltd., Class A	489,500	468,842
	DaShenLin Pharmaceutical Group Co., Ltd., Class A	14,256	201,748
	Datang International Power Generation Co., Ltd., Class H	3,446,000	436,072
	Dawning Information Industry Co., Ltd., Class A	35,600	190,552
	DHC Software Co., Ltd., Class A	109,900	150,229
	Dian Diagnostics Group Co., Ltd., Class A	29,629	172,887
	Digital China Group Co., Ltd., Class A	44,951	172,324
	Dong-E-E-Jiao Co Ltd, Class A	24,500	140,250
	Dongfeng Motor Group Co., Ltd., Class H	3,016,000	2,124,547
	Dongxing Securities Co., Ltd., Class A	82,500	150,739
	East Money Information Co., Ltd., Class A	193,000	676,163
	ENN Ecological Holdings Co., Ltd., Class A	141,400	271,526
	ENN Energy Holdings, Ltd.	848,700	10,741,232
	Eoptolink Technology, Inc., Ltd., Class A	9,800	87,334
	Eve Energy Co., Ltd., Class A	65,105	519,147

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
Ω	Everbright Securities Co., Ltd., Class H	466,600	$379,516
*	Fangda Carbon New Material Co., Ltd., Class A	276,347	259,536
*	FAW Jiefang Group Co., Ltd.	187,400	347,337
	Fiberhome Telecommunication Technologies Co., Ltd., Class A	51,400	181,392
	Financial Street Holdings Co., Ltd., Class A	105,300	105,024
	First Capital Securities Co., Ltd., Class A	112,900	167,846
	Focus Media Information Technology Co., Ltd., Class A	591,500	827,239
	Foshan Haitian Flavouring & Food Co., Ltd., Class A	108,838	2,604,887
#	Fosun International, Ltd.	3,440,222	4,154,180
*	Founder Securities Co., Ltd., Class A	486,300	677,052
	Fujian Star-net Communication Co., Ltd., Class A	12,700	45,545
	Fujian Sunner Development Co., Ltd., Class A	157,863	520,810
Ω	Fuyao Glass Industry Group Co., Ltd., Class H	1,160,400	4,923,287
Ω	Ganfeng Lithium Co., Ltd., Class H	75,600	439,793
	Gansu Shangfeng Cement Co., Ltd., Class A	91,171	299,637
	G-bits Network Technology Xiamen Co., Ltd., Class A	3,100	218,730
# *	GDS Holdings, Ltd., ADR	45,771	3,846,595
	Geely Automobile Holdings, Ltd.	10,164,000	20,885,552
	GEM Co., Ltd., Class A	135,300	97,410
	Gemdale Corp., Class A	253,600	506,597
	GF Securities Co., Ltd., Class H	1,637,200	2,117,048
	Giant Network Group Co., Ltd., Class A	15,300	43,440
	Gigadevice Semiconductor Beijing, Inc., Class A	10,682	310,512
	Glodon Co., Ltd., Class A	8,600	91,563
	GoerTek, Inc., Class A	180,000	1,221,648
*	Gotion High-tech Co., Ltd., Class A	41,700	164,734
	Grandblue Environment Co., Ltd., Class A	4,600	17,200
	Grandjoy Holdings Group Co., Ltd., Class A	12,600	8,598
	Great Wall Motor Co., Ltd., Class H	3,312,500	5,363,168
	Gree Electric Appliances, Inc., Class A	170,033	1,490,681
*	Gree Real Estate Co., Ltd., Class A	60,500	87,649
	Greenland Holdings Corp., Ltd., Class A	389,300	360,783
	GRG Banking Equipment Co., Ltd., Class A	79,400	137,405
# *	GSX Techedu, Inc., ADR	18,400	1,222,128
	Guangdong Haid Group Co., Ltd., Class A	71,100	654,812
*	Guangdong HEC Technology Holding Co., Ltd., Class A	338,100	287,894
	Guangdong Hongda Blasting Co., Ltd., Class A	18,800	134,486
	Guangdong Investment, Ltd.	2,648,000	3,927,273
	Guangdong Tapai Group Co., Ltd., Class A	109,417	215,080
	Guangdong Xinbao Electrical Appliances Holdings Co., Ltd., Class A	33,800	223,957
*	Guanghui Energy Co., Ltd., Class A	328,500	141,532
	Guangshen Railway Co., Ltd., Sponsored ADR	6,606	54,500
	Guangxi Guiguan Electric Power Co., Ltd., Class A	34,400	22,814
	Guangzhou Automobile Group Co., Ltd., Class H	3,777,162	3,883,237
	Guangzhou Baiyun International Airport Co., Ltd., Class A	164,100	308,192
	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H	264,000	627,670
	Guangzhou Haige Communications Group, Inc. Co., Class A	87,052	145,741
	Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	8,701	137,200
#	Guangzhou R&F Properties Co., Ltd., Class H	1,030,800	1,310,847
	Guangzhou Shiyuan Electronic Technology Co., Ltd., Class A	36,000	553,379
	Guangzhou Tinci Materials Technology Co., Ltd., Class A	14,100	131,284
	Guangzhou Wondfo Biotech Co., Ltd., Class A	20,067	228,415
	Guangzhou Yuexiu Financial Holdings Group Co., Ltd., Class A	57,400	134,356
	Guizhou Space Appliance Co., Ltd., Class A	11,400	77,671
	Guosen Securities Co., Ltd., Class A	39,300	78,543
Ω	Guotai Junan Securities Co., Ltd., Class H	720,600	939,294
	Guoyuan Securities Co., Ltd., Class A	80,800	101,316
	Haier Electronics Group Co., Ltd.	2,965,000	11,303,254
	Haier Smart Home Co., Ltd., Class A	240,600	895,257

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Hainan Poly Pharm Co., Ltd., Class A	11,167	$70,595
	Haisco Pharmaceutical Group Co., Ltd., Class A	14,100	47,529
*	Haitong Securities Co., Ltd., Class H	2,817,200	2,386,585
*	Hang Zhou Great Star Industrial Co., Ltd., Class A	50,000	194,765
	Hangzhou First Applied Material Co., Ltd., Class A	10,600	120,375
	Hangzhou Hikvision Digital Technology Co Ltd, Class A	389,028	2,615,004
	Hangzhou Oxygen Plant Group Co., Ltd., Class A	71,200	306,845
	Hangzhou Robam Appliances Co., Ltd., Class A	42,573	233,068
	Hangzhou Silan Microelectronics Co., Ltd., Class A	8,100	18,298
	Hangzhou Tigermed Consulting Co., Ltd., Class A	6,100	113,302
	Han’s Laser Technology Industry Group Co. Ltd., Class A	66,500	400,382
	Hefei Meiya Optoelectronic Technology, Inc., Class A	8,334	52,643
	Heilongjiang Agriculture Co., Ltd., Class A	115,500	300,715
	Henan Shuanghui Investment & Development Co., Ltd., Class A	124,429	930,144
	Hengan International Group Co., Ltd.	1,801,500	12,566,460
	Hengdian Group DMEGC Magnetics Co., Ltd., Class A	162,321	341,737
	Hengli Petrochemical Co., Ltd., Class A	379,600	1,096,247
	Hengtong Optic-electric Co., Ltd., Class A	116,300	254,916
	Hengyi Petrochemical Co., Ltd., Class A	205,288	353,844
*	Hesteel Co., Ltd., Class A	1,316,800	405,615
	Hithink RoyalFlush Information Network Co., Ltd., Class A	15,681	317,294
	Holitech Technology Co., Ltd., Class A	85,900	56,978
	Hongfa Technology Co., Ltd., Class A	59,589	458,609
	Huaan Securities Co., Ltd., Class A	155,900	185,926
	Huadian Power International Corp., Ltd., Class H	1,678,000	416,351
	Huadong Medicine Co., Ltd., Class A	144,700	604,081
	Huagong Tech Co., Ltd., Class A	14,200	49,505
	Hualan Biological Engineering, Inc., Class A	53,100	406,745
	Huaneng Power International, Inc., Sponsored ADR	33,132	494,329
	Huaneng Power International, Inc., Class H	2,986,000	1,115,474
Ω	Huatai Securities Co., Ltd., Class H	1,506,600	2,440,103
	Huaxi Securities Co., Ltd., Class A	125,200	217,495
	Huaxia Bank Co., Ltd., Class A	358,700	324,771
	Huaxin Cement Co., Ltd., Class A	159,600	578,473
	Huayu Automotive Systems Co., Ltd., Class A	117,300	545,664
#	Huazhu Group, Ltd., ADR	103,662	4,108,125
	Hubei Biocause Pharmaceutical Co., Ltd., Class A	238,300	177,485
	Hubei Jumpcan Pharmaceutical Co., Ltd., Class A	56,130	185,483
*	Hunan Dakang International Food & Agriculture Co., Ltd., Class A	64,300	22,225
	Hunan Valin Steel Co., Ltd., Class A	900,100	683,463
	Hundsun Technologies, Inc., Class A	14,980	208,704
	Huolinhe Opencut Coal Industry Corp., Ltd. of Inner Mongolia, Class A	235,300	340,785
	Iflytek Co., Ltd., Class A	143,500	817,331
	Industrial & Commercial Bank of China, Ltd., Class H	53,639,185	30,459,764
	Industrial Bank Co., Ltd., Class A	781,339	2,078,648
	Industrial Securities Co., Ltd., Class A	334,360	388,106
	Infore Environment Technology Group Co., Ltd., Class A	58,300	70,874
*	Inner Mongolia BaoTou Steel Union Co., Ltd., Class A	2,504,420	426,642
	Inner Mongolia First Machinery Group Co., Ltd., Class A	12,100	19,634
	Inner Mongolia Junzheng Energy & Chemical Industry Group Co., Ltd., Class A	473,603	499,665
	Inner Mongolia Yili Industrial Group Co., Ltd., Class A	282,900	1,681,152
* Ω	Innovent Biologics, Inc.	62,500	463,437
	Inspur Electronic Information Industry Co., Ltd., Class A	43,384	198,109
	Jafron Biomedical Co., Ltd., Class A	17,400	206,428
	Jason Furniture Hangzhou Co., Ltd., Class A	6,500	69,534
*	JD.com, Inc., ADR	375,265	30,591,603
	Jiajiayue Group Co., Ltd., Class A	47,700	204,271
	Jiangsu Changshu Rural Commercial Bank Co., Ltd., Class A	115,500	116,941

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Jiangsu Eastern Shenghong Co., Ltd., Class A	138,440	$127,269
	Jiangsu Expressway Co., Ltd., Class H	1,116,000	1,116,981
	Jiangsu Hengli Hydraulic Co., Ltd., Class A	60,198	681,467
	Jiangsu Hengrui Medicine Co., Ltd., Class A	190,296	2,531,037
	Jiangsu Hengshun Vinegar Industry Co., Ltd., Class A	16,132	48,341
	Jiangsu King’s Luck Brewery JSC, Ltd., Class A	55,012	427,002
	Jiangsu Nhwa Pharmaceutical Co., Ltd., Class A	14,700	34,526
	Jiangsu Provincial Agricultural Reclamation and Development Corp.	7,400	14,330
	Jiangsu Shagang Co., Ltd., Class A	106,200	206,019
	Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	77,000	1,936,506
	Jiangsu Yangnong Chemical Co., Ltd., Class A	39,837	554,325
	Jiangsu Yoke Technology Co., Ltd., Class A	10,000	75,686
	Jiangsu Yuyue Medical Equipment & Supply Co., Ltd., Class A	111,600	515,235
	Jiangsu Zhongnan Construction Group Co., Ltd., Class A	169,100	228,489
	Jiangsu Zhongtian Technology Co., Ltd., Class A	257,700	424,994
	Jiangxi Copper Co., Ltd., Class H	1,516,000	1,810,389
	Jiangxi Zhengbang Technology Co., Ltd., Class A	267,700	684,829
	Jilin Aodong Pharmaceutical Group Co., Ltd., Class A	21,600	54,334
	Jinduicheng Molybdenum Co., Ltd., Class A	77,400	65,685
	Jinke Properties Group Co., Ltd., Class A	56,300	65,330
	Jinyu Bio-Technology Co., Ltd., Class A	35,700	126,437
	JiuGui Liquor Co., Ltd., Class A	8,300	124,323
	Joincare Pharmaceutical Group Industry Co., Ltd., Class A	56,370	127,244
	Joinn Laboratories China Co., Ltd., Class A	1,900	29,910
*	Jointown Pharmaceutical Group Co., Ltd., Class A	151,467	411,489
	Jonjee Hi-Tech Industrial And Commercial Holding Co., Ltd., Class A	27,600	259,600
	Joyoung Co., Ltd., Class A	53,600	282,787
	JOYY, Inc., ADR	51,464	4,702,780
	Juewei Food Co., Ltd., Class A	16,200	196,164
	Juneyao Airlines Co., Ltd., Class A	45,800	73,345
	Kingdee International Software Group Co., Ltd.	1,596,000	4,213,847
	Kingsoft Corp., Ltd.	419,000	2,253,901
*	Kuang-Chi Technologies Co., Ltd., Class A	8,300	24,628
	Kunlun Energy Co., Ltd.	9,690,000	6,273,339
	Kweichow Moutai Co., Ltd., Class A	51,093	12,765,432
	KWG Group Holdings, Ltd.	1,036,500	1,374,492
*	KWG Living Group Holdings, Ltd.	518,250	406,444
	Lao Feng Xiang Co., Ltd., Class A	9,100	62,561
	Laobaixing Pharmacy Chain JSC, Class A	27,521	294,315
	Lenovo Group, Ltd.	19,511,278	12,250,616
	Lens Technology Co., Ltd., Class A	130,000	651,207
	Leo Group Co., Ltd., Class A	123,400	58,532
	Lepu Medical Technology Beijing Co., Ltd., Class A	135,237	623,145
	Leyard Optoelectronic Co., Ltd., Class A	56,900	60,771
	Li Ning Co., Ltd.	2,852,000	14,864,451
	Liaoning Cheng Da Co., Ltd., Class A	71,300	240,773
	Lingyi iTech Guangdong Co., Class A	261,700	511,010
	Livzon Pharmaceutical Group, Inc., Class H	49,600	219,826
	Logan Group Co., Ltd.	3,728,000	5,849,172
	Lomon Billions Group Co., Ltd., Class A	157,000	581,455
Ω	Longfor Group Holdings, Ltd.	3,028,500	16,593,483
	LONGi Green Energy Technology Co., Ltd., Class A	234,800	2,669,662
	Luenmei Quantum Co., Ltd., Class A	107,860	213,155
	Luxshare Precision Industry Co., Ltd., Class A	280,324	2,296,116
	Luzhou Laojiao Co., Ltd., Class A	62,829	1,622,714
	Maccura Biotechnology Co., Ltd., Class A	28,600	221,260
	Mango Excellent Media Co., Ltd., Class A	45,392	503,791
*	Meinian Onehealth Healthcare Holdings Co., Ltd., Class A	52,557	134,108
*	Meituan Dianping, Class B	1,349,300	50,300,768

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Metallurgical Corp. of China, Ltd., Class H	3,852,000	$622,478
	Milkyway Chemical Supply Chain Service Co., Ltd., Class A	1,700	27,842
	Ming Yang Smart Energy Group, Ltd., Class A	69,904	169,527
	MLS Co., Ltd., Class A	78,500	142,666
	Muyuan Foods Co., Ltd., Class A	178,005	1,887,762
	NanJi E-Commerce Co., Ltd., Class A	77,000	211,704
	Nanjing Iron & Steel Co., Ltd., Class A	423,700	188,832
	Nanjing King-Friend Biochemical Pharmaceutical Co., Ltd., Class A	13,180	77,287
	Nanjing Securities Co., Ltd., Class A	85,700	160,273
*	Nanyang Topsec Technologies Group, Inc., Class A	34,400	108,402
	NARI Technology Co., Ltd., Class A	134,800	418,904
	NAURA Technology Group Co., Ltd., Class A	8,100	207,540
	NavInfo Co., Ltd., Class A	64,300	136,699
	NetEase, Inc., ADR	334,090	28,995,671
	New China Life Insurance Co., Ltd., Class H	1,406,600	5,621,976
	New Hope Liuhe Co., Ltd., Class A	127,900	513,910
*	New Oriental Education & Technology Group, Inc., Sponsored ADR	93,806	15,044,606
	Newland Digital Technology Co., Ltd., Class A	18,600	44,020
	Nine Dragons Paper Holdings, Ltd.	3,293,000	4,392,312
	Ninestar Corp., Class A	79,151	345,142
	Ningbo Joyson Electronic Corp., Class A	91,800	328,725
	Ningbo Tuopu Group Co., Ltd., Class A	22,948	131,038
	Ningbo Zhoushan Port Co., Ltd., Class A	412,900	224,906
# *	NIO, Inc., ADR	333,796	10,207,482
	Northeast Securities Co., Ltd., Class A	69,500	97,029
	Oceanwide Holdings Co., Ltd., Class A	33,100	20,366
	Offcn Education Technology Co., Ltd., Class A	39,212	231,693
	Offshore Oil Engineering Co., Ltd., Class A	227,700	144,187
	OFILM Group Co., Ltd., Class A	248,600	575,128
	Oppein Home Group, Inc., Class A	17,530	322,322
	Opple Lighting Co., Ltd., Class A	7,237	32,419
Ω	Orient Securities Co., Ltd., Class H	1,105,600	728,451
	Oriental Pearl Group Co., Ltd., Class A	173,900	238,843
*	Ourpalm Co., Ltd., Class A	59,700	58,168
	Ovctek China, Inc., Class A	9,780	99,722
*	Pacific Securities Co., Ltd., Class A	288,500	162,465
*	Pangang Group Vanadium Titanium & Resources Co., Ltd., Class A	295,200	87,911
	PCI-Suntek Technology Co., Ltd., Class A	21,100	28,286
	People’s Insurance Co. Group of China, Ltd. (The), Class H	7,832,000	2,330,473
	Perfect World Co., Ltd., Class A	79,085	331,907
#	PetroChina Co., Ltd., ADR	118,623	3,376,011
	PetroChina Co., Ltd., Class H	10,762,000	3,022,371
	PharmaBlock Sciences Nanjing, Inc., Class A	1,000	20,307
	PICC Property & Casualty Co., Ltd., Class H	8,851,198	6,007,426
*	Pinduoduo, Inc., ADR	71,331	6,418,363
	Ping An Bank Co., Ltd., Class A	729,900	1,936,970
* Ω	Ping An Healthcare and Technology Co., Ltd.	222,400	2,869,776
	Ping An Insurance Group Co. of China, Ltd., Class H	5,805,000	60,021,804
*	Polaris Bay Group Co., Ltd., Class A	47,700	83,881
	Poly Developments and Holdings Group Co., Ltd., Class A	404,783	930,557
Ω	Postal Savings Bank of China Co., Ltd., Class H	7,064,000	3,466,752
	Power Construction Corp. of China, Ltd., Class A	830,611	477,394
	Proya Cosmetics Co., Ltd., Class A	10,700	276,704
	Qianhe Condiment and Food Co., Ltd., Class A	10,200	58,259
Ω	Qingdao Port International Co., Ltd., Class H	143,000	81,259
	Qingdao TGOOD Electric Co., Ltd., Class A	13,200	42,893
Ω	Red Star Macalline Group Corp., Ltd., Class H	492,829	297,051
	RiseSun Real Estate Development Co., Ltd., Class A	504,761	530,962
	Rongsheng Petro Chemical Co., Ltd., Class A	262,063	747,447

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	SAIC Motor Corp, Ltd., Class A	254,600	$881,406
	Sanan Optoelectronics Co., Ltd., Class A	146,200	486,635
	Sangfor Technologies, Inc., Class A	1,900	54,002
	Sansteel Minguang Co., Ltd. Fujian, Class A	323,100	318,060
	Sany Heavy Industry Co., Ltd., Class A	482,234	1,874,044
	SDIC Power Holdings Co., Ltd., Class A	90,100	124,541
	Sealand Securities Co., Ltd., Class A	226,400	176,269
	Seazen Group, Ltd.	5,844,000	4,381,288
	Seazen Holdings Co., Ltd. , Class A	245,400	1,194,099
*	Semiconductor Manufacturing International Corp.	3,244,100	9,570,521
	SF Holding Co., Ltd., Class A	165,361	2,048,295
	Shaanxi Coal Industry Co., Ltd., Class A	797,200	1,043,938
	Shandong Buchang Pharmaceuticals Co., Ltd., Class A	123,000	445,829
Ω	Shandong Gold Mining Co., Ltd., Class H	1,053,250	2,494,827
	Shandong Himile Mechanical Science & Technology Co., Ltd., Class A	73,800	270,955
	Shandong Hualu Hengsheng Chemical Co., Ltd., Class A	161,500	683,373
	Shandong Linglong Tyre Co., Ltd., Class A	147,800	661,814
	Shandong Nanshan Aluminum Co., Ltd., Class A	576,310	202,552
	Shandong Sinocera Functional Material Co., Ltd., Class A	23,600	144,956
	Shandong Sun Paper Industry JSC, Ltd., Class A	300,350	625,153
	Shandong Weigao Group Medical Polymer Co., Ltd., Class H	4,024,000	7,804,100
	Shanghai AtHub Co., Ltd., Class A	4,800	49,998
	Shanghai Bairun Investment Holding Group Co., Ltd., Class A	28,100	280,129
	Shanghai Baosight Software Co., Ltd., Class A	36,710	348,658
# *	Shanghai Electric Group Co., Ltd., Class H	3,714,000	1,055,673
	Shanghai Electric Power Co., Ltd., Class A	33,600	35,908
	Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H	583,000	2,406,039
	Shanghai International Airport Co Ltd, Class A	21,000	207,751
	Shanghai International Port Group Co., Ltd., Class A	61,300	38,318
	Shanghai Jahwa United Co., Ltd., Class A	35,100	216,664
	Shanghai Jinjiang International Hotels Co., Ltd., Class A	37,700	252,160
* Ω	Shanghai Junshi Biosciences Co., Ltd., Class H	4,400	26,459
	Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd., Class A	23,700	40,752
	Shanghai M&G Stationery Inc, Class A	51,069	613,484
	Shanghai Pharmaceuticals Holding Co., Ltd., Class H	1,163,400	1,805,952
	Shanghai Pudong Development Bank Co., Ltd., Class A	1,103,971	1,527,165
	Shanghai Putailai New Energy Technology Co., Ltd., Class A	10,601	176,966
	Shanghai RAAS Blood Products Co., Ltd., Class A	342,000	436,665
	Shanghai Shimao Co., Ltd., Class A	91,800	79,458
	Shanghai Tunnel Engineering Co., Ltd., Class A	23,800	19,859
*	Shanghai Wanye Enterprises Co., Ltd., Class A	11,640	29,356
	Shanghai Yuyuan Tourist Mart Group Co., Ltd., Class A	175,500	227,559
	Shanghai Zhangjiang High-Tech Park Development Co., Ltd., Class A	57,600	163,157
	Shanxi Lu’an Environmental Energy Development Co., Ltd., Class A	192,230	169,217
*	Shanxi Meijin Energy Co., Ltd., Class A	248,517	222,005
	Shanxi Securities Co., Ltd., Class A	144,260	162,233
	Shanxi Taigang Stainless Steel Co., Ltd., Class A	286,200	149,835
	Shanxi Xinghuacun Fen Wine Factory Co., Ltd., Class A	35,448	1,192,814
	Shanxi Xishan Coal & Electricity Power Co., Ltd., Class A	318,630	220,739
	Shenergy Co., Ltd., Class A	43,000	33,538
	Shengyi Technology Co., Ltd., Class A	217,400	778,892
	Shennan Circuits Co., Ltd., Class A	25,382	410,351
	Shenwan Hongyuan Group Co., Ltd.	1,184,000	300,411
	Shenzhen Airport Co., Ltd., Class A	29,000	34,639
	Shenzhen Capchem Technology Co., Ltd., Class A	9,100	102,099
	Shenzhen Everwin Precision Technology Co., Ltd., Class A	34,500	123,726
	Shenzhen Fastprint Circuit Tech Co., Ltd., Class A	16,100	25,538
	Shenzhen Goodix Technology Co., Ltd., Class A	29,100	748,280
	Shenzhen Hepalink Pharmaceutical Group Co., Ltd., Class A	37,200	110,679

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Shenzhen Inovance Technology Co., Ltd., Class A	39,700	$381,646
	Shenzhen Kaifa Technology Co., Ltd., Class A	61,100	194,191
	Shenzhen Kangtai Biological Products Co., Ltd., Class A	21,650	587,694
	Shenzhen Kinwong Electronic Co., Ltd., Class A	29,864	143,063
	Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	36,300	2,101,260
*	Shenzhen MTC Co., Ltd., Class A	329,000	296,590
	Shenzhen Overseas Chinese Town Co., Ltd., Class A	614,800	603,210
	Shenzhen Salubris Pharmaceuticals Co., Ltd., Class A	21,100	97,316
	Shenzhen SC New Energy Technology Corp., Class A	7,600	113,576
	Shenzhen Sunlord Electronics Co., Ltd., Class A	47,900	184,922
	Shenzhen Suntak Circuit Technology Co., Ltd., Class A	38,400	96,313
	Shenzhen Sunway Communication Co., Ltd., Class A	49,600	352,578
	Shenzhen YUTO Packaging Technology Co., Ltd., Class A	55,716	246,659
	Shijiazhuang Yiling Pharmaceutical Co., Ltd., Class A	80,617	320,948
	Shimao Group Holdings, Ltd.	3,062,871	10,849,647
*	Siasun Robot & Automation Co., Ltd., Class A	25,500	51,043
	Sichuan Kelun Pharmaceutical Co., Ltd., Class A	107,593	376,882
	Sichuan Swellfun Co., Ltd., Class A	19,500	193,102
	Sieyuan Electric Co., Ltd., Class A	16,000	51,206
	Sino Biopharmaceutical, Ltd.	20,119,500	20,380,930
	Sinocare, Inc., Class A	3,500	21,473
	Sinolink Securities Co., Ltd., Class A	114,000	255,471
	Sinoma Science & Technology Co., Ltd., Class A	216,794	622,546
*	Sinopec Oilfield Service Corp., Class H	1,236,000	76,739
	Sinopec Shanghai Petrochemical Co., Ltd., Class H	1,505,000	278,140
	Sinopharm Group Co., Ltd., Class H	2,426,400	5,574,514
	Sinotruk Hong Kong, Ltd.	1,510,500	3,863,636
	Skshu Paint Co., Ltd., Class A	9,520	210,977
	Songcheng Performance Development Co., Ltd., Class A	62,200	154,490
	SooChow Securities Co., Ltd., Class A	125,400	183,686
	Spring Airlines Co., Ltd., Class A	39,500	251,735
	Sun Art Retail Group, Ltd.	5,105,000	5,530,970
#	Sunac China Holdings, Ltd.	5,686,000	21,073,171
	Sungrow Power Supply Co., Ltd., Class A	46,800	272,163
	Suning.com Co., Ltd., Class A	452,324	656,269
	Sunny Optical Technology Group Co., Ltd.	983,200	16,324,179
	Sunwoda Electronic Co., Ltd., Class A	63,700	266,367
	Suzhou Dongshan Precision Manufacturing Co., Ltd., Class A	113,300	429,647
	Suzhou Gold Mantis Construction Decoration Co., Ltd., Class A	205,700	303,731
	Taiji Computer Corp., Ltd., Class A	5,039	20,219
	Tangshan Jidong Cement Co., Ltd., Class A	192,000	431,276
	TBEA Co., Ltd., Class A	171,500	210,855
	TCL Technology Group Corp., Class A	644,200	582,311
*	Tech-Bank Food Co., Ltd., Class A	148,400	324,020
	Tencent Holdings, Ltd.	4,259,000	325,411,486
*	Tencent Music Entertainment Group, ADR	35,900	534,192
	Thunder Software Technology Co., Ltd., Class A	5,500	70,544
	Tianjin 712 Communication & Broadcasting Co., Ltd., Class A	24,100	155,193
	Tianjin Chase Sun Pharmaceutical Co., Ltd., Class A	29,600	24,414
	Tianjin Zhonghuan Semiconductor Co., Ltd., Class A	185,000	645,184
	Tianma Microelectronics Co., Ltd., Class A	161,455	344,866
*	Tianqi Lithium Corp., Class A	52,200	154,954
	Tianshui Huatian Technology Co., Ltd., Class A	101,500	218,304
	Tingyi Cayman Islands Holding Corp.	5,156,000	9,435,074
	Toly Bread Co., Ltd., Class A	15,200	144,582
*	TongFu Microelectronics Co., Ltd., Class A	70,600	262,813
	Tonghua Dongbao Pharmaceutical Co., Ltd., Class A	214,500	460,021
	Tongkun Group Co., Ltd., Class A	238,609	540,500
	Tongling Nonferrous Metals Group Co., Ltd., Class A	357,500	116,063

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Tongwei Co., Ltd., Class A	443,300	$2,040,887
*	Topchoice Medical Corp., Class A	5,700	192,104
	Transfar Zhilian Co., Ltd., Class A	136,526	110,687
	TravelSky Technology, Ltd., Class H	1,363,000	2,873,193
*	Trip.com Group, Ltd., ADR	462,117	13,290,485
	Tsingtao Brewery Co., Ltd., Class H	824,000	6,827,800
*	Tunghsu Optoelectronic Technology Co., Ltd., Class A	130,400	53,346
	Unigroup Guoxin Microelectronics Co., Ltd., Class A	6,600	106,118
	Unisplendour Corp., Ltd., Class A	106,960	352,121
	United Energy Group, Ltd.	4,846,000	657,940
	Universal Scientific Industrial Shanghai Co., Ltd., Class A	46,000	150,616
	Valiant Co., Ltd., Class A	19,100	49,922
	Venustech Group, Inc., Class A	13,200	61,066
	Victory Giant Technology Huizhou Co., Ltd., Class A	17,400	54,370
*	Vipshop Holdings, Ltd., ADR	978,073	20,930,762
	Walvax Biotechnology Co., Ltd., Class A	9,900	73,826
*	Wanda Film Holding Co., Ltd., Class A	109,300	251,434
	Wangfujing Group Co., Ltd., Class A	10,800	65,018
	Wangsu Science & Technology Co., Ltd., Class A	59,400	69,237
	Wanhua Chemical Group Co., Ltd., Class A	203,200	2,388,795
	Want Want China Holdings, Ltd.	12,213,000	8,087,868
# *	Weibo Corp., Sponsored ADR	134,278	5,579,251
	Weichai Power Co., Ltd., Class H	4,020,800	7,624,573
	Weifu High-Technology Group Co., Ltd., Class A	33,838	130,060
	Weihai Guangwei Composites Co., Ltd., Class A	14,400	142,287
	Wens Foodstuffs Group Co., Ltd., Class A	417,680	1,184,981
	Western Securities Co., Ltd., Class A	175,800	239,550
	Will Semiconductor, Ltd., Class A	19,312	572,041
	Wingtech Technology Co., Ltd., Class A	10,800	162,405
	Winning Health Technology Group Co., Ltd., Class A	9,100	24,217
	Wolong Electric Group Co., Ltd., Class A	27,300	49,928
*	Wonders Information Co., Ltd., Class A	21,868	71,344
	Wuchan Zhongda Group Co., Ltd., Class A	146,400	96,845
	Wuhan Guide Infrared Co., Ltd., Class A.	26,560	134,597
	Wuhu Sanqi Interactive Entertainment Network Technology Group Co., Ltd., Class A	106,804	473,461
	Wuhu Token Science Co., Ltd., Class A	184,500	275,495
	Wuliangye Yibin Co., Ltd., Class A	177,806	6,501,011
	WUS Printed Circuit Kunshan Co., Ltd., Class A	195,400	539,019
# Ω	WuXi AppTec Co., Ltd., Class H	146,100	2,335,891
* Ω	Wuxi Biologics Cayman, Inc.	307,000	8,621,699
	Wuxi Lead Intelligent Equipment Co., Ltd., Class A	18,700	167,819
	Wuxi Taiji Industry Co., Ltd., Class A	103,500	157,584
	XCMG Construction Machinery Co., Ltd., Class A	532,703	427,244
	Xiamen C & D, Inc., Class A	197,600	247,495
	Xiamen Intretech, Inc., Class A	43,800	384,993
	Xiamen Kingdomway Group Co., Class A	27,395	155,134
	Xiamen Tungsten Co., Ltd., Class A	60,680	122,051
# * Ω	Xiaomi Corp., Class B	5,143,200	14,627,439
	Xinhu Zhongbao Co., Ltd., Class A	510,500	244,801
	Xinjiang Goldwind Science & Technology Co., Ltd., Class H	1,032,359	1,360,885
	Xinjiang Tianshan Cement Co., Ltd., Class A	137,900	306,875
#	Xinyi Solar Holdings, Ltd.	7,152,011	13,065,618
	Yango Group Co., Ltd., Class A	291,209	299,061
	Yangzhou Yangjie Electronic Technology Co., Ltd., Class A	8,400	51,066
	Yantai Dongcheng Pharmaceutical Co., Ltd., Class A	7,300	25,709
	Yantai Eddie Precision Machinery Co., Ltd., Class A	19,501	148,862
	Yantai Jereh Oilfield Services Group Co., Ltd., Class A	64,500	258,603
	YanTai Shuangta Food Co., Ltd., Class A	9,300	20,296

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Yanzhou Coal Mining Co., Ltd., Class H	4,920,000	$3,580,767
	Yealink Network Technology Corp., Ltd., Class A	24,100	217,513
	Yifan Pharmaceutical Co., Ltd., Class A	75,200	255,414
	Yifeng Pharmacy Chain Co., Ltd., Class A	11,000	167,543
	Yihai International Holding, Ltd.	861,000	11,437,584
	Yintai Gold Co., Ltd., Class A	153,160	230,138
	Yixintang Pharmaceutical Group Co., Ltd., Class A	23,500	141,113
	Yonghui Superstores Co., Ltd., Class A	635,200	741,998
	Yonyou Network Technology Co., Ltd., Class A	73,400	475,021
	Youngor Group Co., Ltd., Class A	239,256	254,941
*	Yuan Longping High-tech Agriculture Co., Ltd., Class A	20,600	51,629
	Yum China Holdings, Inc.	495,373	26,368,705
	Yunda Holding Co., Ltd., Class A	252,990	728,800
	Yunnan Baiyao Group Co Ltd, Class A	29,300	451,470
*	Yunnan Copper Co., Ltd., Class A	141,600	263,238
	Yunnan Energy New Material Co., Ltd., Class A	33,285	497,843
*	Yunnan Tin Co., Ltd., Class A	74,300	99,718
	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd., Class A	21,550	739,998
*	Zhefu Holding Group Co., Ltd., Class A	112,700	83,252
*	Zhejiang Century Huatong Group Co., Ltd., Class A	275,160	351,084
	Zhejiang Chint Electrics Co., Ltd., Class A	168,084	737,057
	Zhejiang Dahua Technology Co., Ltd., Class A	297,413	1,006,901
	Zhejiang Dingli Machinery Co., Ltd., Class A	15,370	209,430
	Zhejiang Hailiang Co., Ltd., Class A	14,200	16,668
	Zhejiang Huafeng Spandex Co., Ltd., Class A	178,583	214,305
	Zhejiang Huahai Pharmaceutical Co., Ltd., Class A	59,640	301,337
*	Zhejiang Huayou Cobalt Co., Ltd., Class A	33,200	197,917
	Zhejiang Jiahua Energy Chemical Industry Co., Ltd., Class A	23,200	34,343
	Zhejiang Jingsheng Mechanical & Electrical Co., Ltd., Class A	40,900	177,557
	Zhejiang Longsheng Group Co., Ltd., Class A	306,900	610,469
	Zhejiang NHU Co., Ltd., Class A	133,200	578,438
	Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	184,790	677,210
	Zhejiang Satellite Petrochemical Co., Ltd., Class A	110,800	367,695
	Zhejiang Semir Garment Co., Ltd., Class A	46,900	58,520
	Zhejiang Supor Co., Ltd., Class A	13,900	146,704
	Zhejiang Tianyu Pharmaceutical Co., Ltd., Class A	7,200	101,353
	Zhejiang Weiming Environment Protection Co., Ltd., Class A	69,952	228,914
	Zhejiang Weixing New Building Materials Co., Ltd., Class A	162,434	454,532
	Zhejiang Wolwo Bio-Pharmaceutical Co., Ltd., Class A	3,900	35,280
	Zhengzhou Yutong Bus Co., Ltd., Class A	111,209	266,001
	Zheshang Securities Co., Ltd., Class A	131,600	293,359
# * Ω	ZhongAn Online P&C Insurance Co., Ltd., Class H	390,200	2,042,489
	Zhongji Innolight Co., Ltd., Class A	13,515	95,689
	Zhongjin Gold Corp., Ltd., Class A	212,900	297,440
	Zhongsheng Group Holdings, Ltd.	1,513,000	10,788,056
*	Zhongtian Financial Group Co., Ltd., Class A	218,100	99,357
	Zhuzhou Kibing Group Co., Ltd., Class A	378,501	519,473
	Zijin Mining Group Co., Ltd., Class H	8,813,000	6,424,789
	Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	1,839,200	1,623,858
#	ZTE Corp., Class H	1,033,085	2,284,205
	ZTO Express Cayman, Inc., ADR	463,672	13,437,215

TOTAL CHINA			2,185,964,363

COLOMBIA — (0.2%)
	Banco de Bogota SA	52,622	925,084
#	Bancolombia SA, Sponsored ADR	69,079	1,760,824
	Bancolombia SA	181,411	1,148,364
	Cementos Argos SA	224,103	263,746
#	Ecopetrol SA, Sponsored ADR	59,388	549,339

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
COLOMBIA — (Continued)
	Ecopetrol SA	2,525,787	$1,168,805
	Grupo Argos SA	402,382	1,104,111
	Grupo Aval Acciones y Valores SA, ADR	81,855	371,621
	Grupo de Inversiones Suramericana SA	293,882	1,526,226
	Grupo Energia Bogota SA ESP	742,733	460,568
	Grupo Nutresa SA	173,509	956,679
	Interconexion Electrica SA ESP	428,026	2,306,929

TOTAL COLOMBIA			12,542,296

CZECH REPUBLIC — (0.1%)
	CEZ A.S.	173,530	3,284,326
*	Komercni banka A.S.	44,490	903,421
	O2 Czech Republic A.S.	71,923	675,548

TOTAL CZECH REPUBLIC			4,863,295

EGYPT — (0.1%)
	Commercial International Bank Egypt S.A.E., GDR	1,287,014	4,964,505
	Commercial International Bank Egypt S.A.E., GDR	770	2,976

TOTAL EGYPT			4,967,481

GREECE — (0.2%)
*	Alpha Bank AE	762,661	388,100
*	Cairo Mezz P.L.C.	139,999	16,925
*	Eurobank Ergasias Services and Holdings SA, Class A	1,679,991	561,805
*	FF Group	12,618	13,226
	Hellenic Petroleum SA	55,582	272,621
	Hellenic Telecommunications Organization SA	210,844	2,796,151
	JUMBO SA	82,586	1,157,553
	Motor Oil Hellas Corinth Refineries SA	56,156	525,046
	Mytilineos SA	88,879	975,158
*	National Bank of Greece SA.	392,915	413,793
	OPAP SA	330,784	2,676,067
	Terna Energy SA	62,596	833,270
	Titan Cement International SA	61,385	762,365

TOTAL GREECE			11,392,080

HONG KONG — (0.3%)
	Shenzhou International Group Holdings, Ltd.	1,090,300	18,970,528

HUNGARY — (0.3%)
*	MOL Hungarian Oil & Gas P.L.C.	1,186,482	5,761,462
*	OTP Bank P.L.C.	233,904	7,296,534
	Richter Gedeon Nyrt.	158,949	3,245,334

TOTAL HUNGARY			16,303,330

INDIA — (10.2%)
*	3M India, Ltd.	2,464	613,566
	ABB India, Ltd.	10,687	128,069
*	ABB Powar Products & System India, Ltd.	8,507	110,350
	ACC, Ltd.	91,975	2,045,899
	Adani Enterprises, Ltd.	131,784	598,445
	Adani Gas, Ltd.	197,796	587,577
*	Adani Green Energy, Ltd.	262,341	3,030,130
	Adani Ports & Special Economic Zone, Ltd.	981,634	4,737,078
*	Adani Power, Ltd.	1,288,677	620,985
*	Adani Transmissions, Ltd.	401,310	1,566,013
*	Aditya Birla Capital, Ltd.	564,243	493,197

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
INDIA — (Continued)
	AIA Engineering, Ltd.	3,956	$90,298
	Ambuja Cements, Ltd.	815,107	2,856,429
	Apollo Hospitals Enterprise, Ltd.	102,603	2,937,233
	Ashok Leyland, Ltd.	568,311	604,561
	Asian Paints, Ltd.	247,184	7,367,723
	Aurobindo Pharma, Ltd.	749,582	7,820,271
* Ω	Avenue Supermarts, Ltd.	72,626	2,185,975
*	Axis Bank, Ltd.	1,501,934	9,925,435
	Bajaj Auto, Ltd.	80,649	3,136,728
	Bajaj Finance, Ltd.	151,835	6,754,701
	Bajaj Finserv, Ltd.	46,272	3,462,663
	Bajaj Holdings & Investment, Ltd.	63,427	1,973,449
	Balkrishna Industries, Ltd.	140,951	2,547,360
* Ω	Bandhan Bank, Ltd.	68,599	267,069
*	Bank of Baroda	864,283	484,800
	Bayer CropScience, Ltd.	3,229	237,923
	Berger Paints India, Ltd.	372,075	3,129,528
	Bharat Electronics, Ltd.	1,847,465	2,168,142
	Bharat Forge, Ltd.	348,724	2,116,445
	Bharat Petroleum Corp., Ltd.	432,546	2,063,997
	Bharti Airtel, Ltd.	1,486,827	8,673,481
	Bharti Infratel, Ltd.	704,276	1,762,201
*	Biocon, Ltd.	359,735	1,962,948
	Bosch, Ltd.	6,024	944,201
	Britannia Industries, Ltd.	48,194	2,260,353
	Cadila Healthcare, Ltd.	378,635	2,135,319
	Castrol India, Ltd.	53,803	83,001
	Cholamandalam Investment and Finance Co., Ltd.	687,891	2,515,062
	Cipla, Ltd.	405,531	4,134,521
	Coal India, Ltd.	771,890	1,192,861
	Colgate-Palmolive India, Ltd.	109,696	2,249,245
	Container Corp. Of India, Ltd.	323,952	1,709,247
	Coromandel International, Ltd.	5,122	50,179
	Dabur India, Ltd.	394,673	2,724,958
*	Dalmia Bharat, Ltd.	36,892	419,424
	Divi’s Laboratories, Ltd.	61,792	2,620,240
	DLF, Ltd.	665,071	1,424,428
	Dr Reddy’s Laboratories, Ltd., ADR	116,368	7,541,810
*	Edelweiss Financial Services, Ltd.	640,553	483,579
	EICHER MOTORS LTD.	178,780	5,029,940
	Emami, Ltd.	88,793	424,602
	GAIL India, Ltd.	1,765,666	2,020,043
	GAIL India, Ltd., GDR	102,368	660,602
* Ω	General Insurance Corp. of India	58,534	93,534
	Gillette India, Ltd.	2,559	183,178
	GlaxoSmithKline Pharmaceuticals, Ltd.	34,920	691,436
	Glenmark Pharmaceuticals, Ltd.	9,337	59,897
	Godrej Consumer Products, Ltd.	373,519	3,356,238
*	Godrej Properties, Ltd.	39,365	547,932
	Grasim Industries, Ltd.	447,297	4,703,578
	Havells India, Ltd.	372,220	3,660,098
	HCL Technologies, Ltd.	1,098,224	12,536,712
Ω	HDFC Asset Management Co., Ltd.	23,512	713,756
*	HDFC Bank, Ltd.	2,413,140	38,500,245
* Ω	HDFC Life Insurance Co., Ltd.	305,640	2,435,469
*	Hemisphere Properties India, Ltd.	109,030	99,750
	Hero MotoCorp, Ltd.	131,435	4,967,758
	Hindalco Industries, Ltd.	2,897,154	6,702,444
	Hindustan Petroleum Corp., Ltd.	746,747	1,896,567

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
INDIA — (Continued)
	Hindustan Unilever, Ltd.	707,479	$19,816,710
	Honeywell Automation India, Ltd.	1,023	391,855
	Housing Development Finance Corp., Ltd.	751,775	19,477,620
*	ICICI Bank, Ltd., Sponsored ADR.	565,098	5,961,779
*	ICICI Bank, Ltd.	1,115,137	5,879,109
Ω	ICICI Lombard General Insurance Co., Ltd.	76,631	1,281,372
Ω	ICICI Prudential Life Insurance Co., Ltd.	248,252	1,352,445
	IIFL Finance, Ltd.	9,616	9,618
	IIFL Securities, Ltd.	120,008	63,358
	IIFL Wealth Management, Ltd.	14,519	179,185
	Indian Oil Corp., Ltd.	1,272,598	1,360,633
	Indraprastha Gas, Ltd.	285,841	1,554,967
*	IndusInd Bank, Ltd.	173,449	1,364,555
	Info Edge India, Ltd.	35,335	1,687,573
	Infosys, Ltd., Sponsored ADR	1,345,607	19,201,812
	Infosys, Ltd.	2,138,472	30,632,413
* Ω	InterGlobe Aviation, Ltd.	48,289	848,699
	ITC, Ltd.	2,744,005	6,137,671
	JSW Steel, Ltd.	2,298,891	9,575,969
	Jubilant Foodworks, Ltd.	119,239	3,505,467
	Kansai Nerolac Paints, Ltd.	142,647	991,361
*	Kotak Mahindra Bank, Ltd.	452,632	9,431,106
Ω	Larsen & Toubro Infotech, Ltd.	77,416	3,045,795
	Larsen & Toubro, Ltd.	382,250	4,795,969
	Lupin, Ltd.	303,782	3,720,160
*	Mahindra & Mahindra Financial Services, Ltd.	824,075	1,360,979
	Mahindra & Mahindra, Ltd.	927,663	7,435,880
	Marico, Ltd.	758,665	3,646,577
	Maruti Suzuki India, Ltd.	34,841	3,259,642
	Mindtree, Ltd.	3,245	58,383
	Motherson Sumi Systems, Ltd.	2,490,668	3,551,081
	Mphasis, Ltd.	149,384	2,795,879
	MRF, Ltd.	1,846	1,617,455
	Muthoot Finance, Ltd.	211,921	3,510,479
	Nestle India, Ltd.	20,232	4,679,432
	NHPC, Ltd.	1,503,523	402,888
	NMDC, Ltd.	397,000	440,060
	NTPC, Ltd.	1,349,584	1,608,331
*	Oberoi Realty, Ltd.	30,267	180,770
	Oil & Natural Gas Corp., Ltd.	617,756	540,020
	Oracle Financial Services Software, Ltd.	37,250	1,584,710
	Page Industries, Ltd.	8,408	2,274,407
	Petronet LNG, Ltd.	1,656,399	5,163,221
	Pfizer, Ltd.	2,520	169,620
	PI Industries, Ltd.	3,550	105,262
	Pidilite Industries, Ltd.	95,834	2,030,823
	Piramal Enterprises, Ltd.	123,786	2,102,102
	Power Finance Corp., Ltd.	1,284,234	1,513,916
	Power Grid Corp. of India, Ltd.	1,250,335	2,901,302
	Procter & Gamble Hygiene & Health Care, Ltd.	11,092	1,519,595
*	Punjab National Bank	2,198,080	793,071
	Rajesh Exports, Ltd.	65,676	409,448
	REC, Ltd.	1,315,399	1,825,414
	Reliance Industries, Ltd.	2,124,250	59,176,691
* Ω	SBI Life Insurance Co., Ltd.	132,215	1,374,843
	Shree Cement, Ltd.	10,117	2,948,797
	Shriram Transport Finance Co., Ltd.	173,639	1,615,392
	Siemens, Ltd.	46,139	788,743
	SRF, Ltd.	16,021	948,442

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
INDIA — (Continued)
*	State Bank of India	1,062,397	$2,716,078
*	State Bank of India, GDR	3,115	78,965
	Sun Pharmaceutical Industries, Ltd.	680,204	4,275,065
	Sundaram Finance Holdings, Ltd.	27,690	20,215
	Sundaram Finance, Ltd.	16,522	327,702
	Tata Chemicals, Ltd.	103,755	448,312
	Tata Communications, Ltd.	109,030	1,367,816
	Tata Consultancy Services, Ltd.	789,149	28,427,406
	Tata Consumer Products, Ltd.	521,576	3,473,763
*	Tata Motors, Ltd., Sponsored ADR	7,294	63,968
*	Tata Motors, Ltd.	5,413,981	9,667,788
	Tata Steel, Ltd.	365,620	2,021,808
	Tech Mahindra, Ltd.	566,803	6,224,966
	Titan Co., Ltd.	269,307	4,245,216
	Torrent Pharmaceuticals, Ltd.	88,263	3,050,402
	UltraTech Cement, Ltd.	105,617	6,480,983
	United Breweries, Ltd.	95,900	1,197,813
*	United Spirits, Ltd.	386,381	2,628,698
	UPL, Ltd.	1,301,255	7,945,868
	Varun Beverages, Ltd.	13,519	119,223
	Vedanta, Ltd.	3,703,380	4,800,450
	Voltas, Ltd.	40,978	390,938
	Whirlpool of India, Ltd.	27,842	797,028
	Wipro, Ltd.	1,810,760	8,311,446
	Zee Entertainment Enterprises, Ltd.	334,510	844,958

TOTAL INDIA			587,360,607

INDONESIA — (1.6%)
	Ace Hardware Indonesia Tbk PT	11,832,300	1,261,745
	Adaro Energy Tbk PT	35,715,400	2,707,354
	Astra Agro Lestari Tbk PT	455,245	332,697
	Astra International Tbk PT	17,310,410	6,321,291
	Bank BTPN Syariah Tbk PT	49,700	12,411
	Bank Central Asia Tbk PT	5,656,500	11,130,045
	Bank Danamon Indonesia Tbk PT	4,650,879	770,958
	Bank Mandiri Persero Tbk PT	12,156,434	4,735,305
	Bank Negara Indonesia Persero Tbk PT	6,400,322	2,036,255
*	Bank Pan Indonesia Tbk PT	3,393,300	178,792
	Bank Rakyat Indonesia Persero Tbk PT	43,426,900	9,830,629
*	Barito Pacific Tbk PT	39,414,700	2,388,072
	Bayan Resources Tbk PT	79,500	68,207
	Bukit Asam Tbk PT	10,954,400	1,435,290
	Charoen Pokphand Indonesia Tbk PT	8,175,100	3,220,581
	Ciputra Development Tbk PT	1,189,900	65,439
*	Gudang Garam Tbk PT	1,030,300	2,869,386
	Indah Kiat Pulp & Paper Corp. Tbk PT	6,824,500	4,179,286
	Indocement Tunggal Prakarsa Tbk PT	1,332,100	1,100,000
	Indofood CBP Sukses Makmur Tbk PT	2,659,100	1,746,710
	Indofood Sukses Makmur Tbk PT	10,932,900	5,179,006
	Jasa Marga Persero Tbk PT	1,686,613	406,477
	Kalbe Farma Tbk PT	26,362,200	2,735,107
	Mayora Indah Tbk PT	9,931,325	1,582,770
*	Merdeka Copper Gold Tbk PT	2,099,200	262,051
	Mitra Keluarga Karyasehat Tbk PT	4,366,400	781,152
	Perusahaan Gas Negara Tbk PT	10,792,900	774,634
	Sarana Menara Nusantara Tbk PT	38,313,400	2,565,751
	Semen Indonesia Persero Tbk PT	3,312,600	2,145,942
*	Sinar Mas Agro Resources & Technology Tbk PT	1,035,700	210,852
	Telekomunikasi Indonesia Persero Tbk PT	34,006,600	6,021,204

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
INDONESIA — (Continued)
#	Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR	86,602	$1,480,028
	Tower Bersama Infrastructure Tbk PT	12,992,000	1,314,092
	Transcoal Pacific Tbk PT	179,600	74,599
	Unilever Indonesia Tbk PT	7,070,800	3,752,378
	United Tractors Tbk PT	4,327,696	6,182,942
*	Vale Indonesia Tbk PT	2,831,000	774,309
	XL Axiata Tbk PT	9,184,800	1,255,456

TOTAL INDONESIA			93,889,203

MALAYSIA — (2.0%)
	AMMB Holdings Bhd	4,097,459	2,811,950
	Astro Malaysia Holdings Bhd	1,486,700	261,339
	Axiata Group Bhd	3,897,232	2,748,154
	Batu Kawan Bhd	105,400	383,581
	BIMB Holdings Bhd	1,185,355	896,522
	Carlsberg Brewery Malaysia Bhd, Class B	122,900	546,636
	CIMB Group Holdings Bhd	4,064,491	2,884,689
	Dialog Group Bhd	2,303,318	2,051,403
	DiGi.Com Bhd	2,985,120	2,708,203
	Fraser & Neave Holdings Bhd	226,900	1,725,685
	Gamuda Bhd	2,908,846	2,331,342
#	Genting Bhd	3,004,400	2,141,718
#	Genting Malaysia Bhd	3,686,500	1,774,945
	Genting Plantations Bhd	319,600	755,162
#	HAP Seng Consolidated Bhd	935,700	1,650,152
	Hartalega Holdings Bhd	1,527,200	6,624,742
	Heineken Malaysia Bhd	121,200	525,313
	Hong Leong Bank Bhd	494,166	1,761,534
#	Hong Leong Financial Group Bhd	541,183	1,839,279
	IHH Healthcare Bhd	941,700	1,127,106
	IJM Corp. Bhd	2,079,762	670,606
	Inari Amertron Bhd	3,580,200	2,191,196
	IOI Corp. Bhd	1,439,405	1,490,538
	IOI Properties Group Bhd	2,271,129	470,416
	Kossan Rubber Industries	1,160,000	2,095,948
	Kuala Lumpur Kepong Bhd	267,846	1,366,267
	LPI Capital Bhd	12,900	39,661
#	Malayan Banking Bhd	3,044,838	5,126,372
	Malaysia Airports Holdings Bhd	2,369,641	2,385,567
	Malaysia Building Society Bhd	684,059	80,706
#	Maxis Bhd	2,620,500	3,026,793
	MISC Bhd	713,998	1,132,607
	Nestle Malaysia Bhd	45,500	1,525,625
	Petronas Chemicals Group Bhd	1,858,100	2,618,101
	Petronas Dagangan Bhd	344,300	1,427,568
	Petronas Gas Bhd	610,600	2,316,341
	PPB Group Bhd	797,280	3,609,228
	Press Metal Aluminium Holdings Bhd	1,846,600	2,442,242
	Public Bank Bhd	3,261,414	11,833,147
#	QL Resources Bhd	1,762,785	2,671,820
#	RHB Bank Bhd	2,566,705	2,612,295
	Serba Dinamik Holdings Bhd	2,892,120	1,066,129
	Sime Darby Bhd	6,709,461	3,891,734
	Sime Darby Plantation Bhd	1,265,961	1,474,377
	Sime Darby Property Bhd	325,961	42,346
	Sunway Bhd	2,523,482	814,384
	Telekom Malaysia Bhd	1,604,564	1,617,417
	Tenaga Nasional Bhd	1,613,150	3,702,813
	TIME dotCom Bhd	99,200	307,380

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
MALAYSIA — (Continued)
	Top Glove Corp. Bhd	3,875,700	$7,993,715
	United Plantations Bhd	77,000	266,946
	Westports Holdings Bhd	1,788,800	1,677,915
	Yinson Holdings Bhd	765,800	843,980
*	YTL Corp. Bhd	13,107,212	2,288,630
# *	YTL Power International Bhd	1,251,621	192,919

TOTAL MALAYSIA			114,863,184

MEXICO — (2.3%)
#	Alfa S.A.B. de C.V., Class A	9,345,672	6,247,631
#	America Movil S.A.B. de C.V.	30,206,745	18,356,313
	America Movil S.A.B. de C.V., Sponsored ADR, Class L	109,448	1,304,620
	Arca Continental S.A.B. de C.V.	448,558	1,956,091
#	Becle S.A.B. de C.V.	572,695	1,208,757
#	Cemex S.A.B. de C.V.	25,115,105	10,372,124
#	Coca-Cola Femsa S.A.B. de C.V., Sponsored ADR	18,919	716,841
#	Coca-Cola Femsa S.A.B. de C.V.	415,925	1,582,992
#	El Puerto de Liverpool S.A.B. de C.V., Class C1	255,837	689,541
	Fomento Economico Mexicano S.A.B. de C.V.	820,425	4,413,582
#	Gruma S.A.B. de C.V., Class B	468,885	5,004,402
	Grupo Aeroportuario del Pacifico S.A.B. de C.V., ADR	11,244	935,276
	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	466,141	3,880,937
# *	Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	19,109	2,204,223
	Grupo Bimbo S.A.B. de C.V., Class A	2,506,542	4,844,929
# *	Grupo Carso S.A.B. de C.V.	770,169	1,430,213
#	Grupo Elektra S.A.B. de C.V.	91,173	5,184,931
*	Grupo Financiero Banorte S.A.B. de C.V., Class O	3,719,595	16,588,817
*	Grupo Financiero Inbursa S.A.B. de C.V., Class O	3,711,278	2,750,456
#	Grupo Mexico S.A.B. de C.V., Class B	3,350,437	9,553,046
*	Grupo Qumma S.A. de C.V., Class B	1,591	0
*	Grupo Televisa S.A.B., Sponsored ADR	221,037	1,405,795
# *	Grupo Televisa S.A.B	3,855,546	4,907,703
	Industrias Penoles S.A.B. de C.V.	308,519	4,927,810
# *	Infraestructura Energetica Nova S.A.B. de C.V.	382,144	1,277,687
	Kimberly-Clark de Mexico S.A.B. de C.V., Class A	2,340,544	3,495,671
	Megacable Holdings S.A.B. de C.V.	42,767	135,490
	Orbia Advance Corp. S.A.B. de C.V.	3,444,833	6,121,008
*	Organizacion Soriana S.A.B. de C.V., Class B	799,583	609,163
	Promotora y Operadora de Infraestructura S.A.B. de C.V.	203,000	1,339,361
#	Wal-Mart de Mexico S.A.B. de C.V.	3,657,853	8,856,862

TOTAL MEXICO			132,302,272

PERU — (0.1%)
	Cementos Pacasmayo SAA, ADR	15,158	115,203
	Cia de Minas Buenaventura SAA, ADR	105,921	1,299,651
	Credicorp, Ltd.	51,859	5,947,190
*	Grana y Montero SAA, Sponsored ADR	66,290	118,990

TOTAL PERU			7,481,034

PHILIPPINES — (0.9%)
	Aboitiz Equity Ventures, Inc.	1,305,570	1,201,496
	Aboitiz Power Corp.	1,440,600	803,838
*	Alliance Global Group, Inc.	1,964,800	321,947
	Ayala Corp.	146,972	2,316,425
	Ayala Land, Inc.	6,329,818	4,309,117
	Bank of the Philippine Islands	1,230,042	1,865,556
	BDO Unibank, Inc.	1,553,962	2,845,559
	DMCI Holdings, Inc.	1,715,800	155,411

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
PHILIPPINES — (Continued)
	Emperador, Inc.	1,979,300	$409,910
	Fwbc Holdings, Inc.	2,006,957	0
	Globe Telecom, Inc.	32,255	1,350,447
	GT Capital Holdings, Inc.	66,016	585,869
	International Container Terminal Services, Inc.	1,324,490	3,141,100
	JG Summit Holdings, Inc.	3,291,739	4,365,997
	Jollibee Foods Corp.	583,860	2,047,684
	LT Group, Inc.	3,445,300	821,204
	Manila Electric Co.	158,670	982,792
*	Megaworld Corp.	8,531,000	533,698
	Metro Pacific Investments Corp.	10,608,700	877,736
	Metropolitan Bank & Trust Co.	2,147,218	1,804,845
#	PLDT, Inc., Sponsored ADR	89,661	2,416,364
	PLDT, Inc.	120,010	3,273,313
	Puregold Price Club, Inc.	2,182,700	1,860,239
	Robinsons Land Corp.	2,484,282	769,345
	Robinsons Retail Holdings, Inc.	542,310	718,812
	San Miguel Corp.	1,444,330	3,041,072
	San Miguel Food and Beverage, Inc.	48,780	64,356
	Security Bank Corp.	162,240	322,368
	SM Investments Corp.	112,933	2,214,738
	SM Prime Holdings, Inc.	7,543,610	5,252,530
*	Top Frontier Investment Holdings, Inc.	9,805	25,496
	Universal Robina Corp.	792,150	2,252,886

TOTAL PHILIPPINES			52,952,150

POLAND — (0.6%)
*	AmRest Holdings SE	33,344	116,137
	Asseco Poland SA	13,849	224,454
*	Bank Handlowy w Warszawie SA	38,652	270,031
*	Bank Millennium SA	282,730	154,634
*	Bank Polska Kasa Opieki SA	80,250	858,804
# *	CD Projekt SA	46,198	3,922,732
#	Cyfrowy Polsat SA	364,278	2,273,785
# * Ω	Dino Polska SA	49,289	2,709,881
	Grupa Lotos SA	132,220	932,503
# *	ING Bank Slaski SA	31,569	819,040
*	KGHM Polska Miedz SA	182,117	5,449,318
*	LPP SA	1,691	2,242,836
# *	mBank SA	20,217	591,236
# *	Orange Polska SA	921,255	1,416,117
*	PGE Polska Grupa Energetyczna SA	1,367,420	1,560,143
	Polski Koncern Naftowy Orlen SA	494,427	4,765,365
	Polskie Gornictwo Naftowe i Gazownictwo SA	1,110,257	1,170,819
*	Powszechna Kasa Oszczednosci Bank Polski SA	412,767	1,980,126
# *	Powszechny Zaklad Ubezpieczen SA	398,671	2,178,971
# *	Santander Bank Polska SA	28,970	901,798

TOTAL POLAND			34,538,730

QATAR — (0.2%)
	Commercial Bank PSQC (The)	87,247	102,251
	Industries Qatar QSC	164,595	406,174
	Masraf Al Rayan QSC	1,681,242	1,981,423
	Mesaieed Petrochemical Holding Co.	706,143	361,319
	Ooredoo QPSC	308,907	560,605
	Qatar Electricity & Water Co. QSC	237,950	1,089,163
	Qatar Fuel QSC	131,484	620,854
	Qatar Gas Transport Co., Ltd.	1,586,091	1,168,994

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
QATAR — (Continued)
	Qatar Islamic Bank SAQ	332,658	$1,481,524
	Qatar National Bank QPSC	1,050,868	5,102,104

TOTAL QATAR			12,874,411

RUSSIA — (1.1%)
	Gazprom PJSC, Sponsored ADR	1,200,576	4,599,475
	Gazprom PJSC, Sponsored ADR	55,465	213,540
	Lukoil PJSC, Sponsored ADR	188,186	9,628,187
	Magnitogorsk Iron & Steel Works PJSC, GDR	199,210	1,222,165
*	Mail.Ru Group, Ltd., GDR	26,729	701,636
	MMC Norilsk Nickel PJSC, ADR	1,184	28,120
	MMC Norilsk Nickel PJSC, ADR	384,564	9,165,851
	Mobile TeleSystems PJSC, Sponsored ADR	433,757	3,391,980
	Novatek PJSC, GDR	9,336	1,125,671
	Novolipetsk Steel PJSC, GDR	56,468	1,311,664
	Novolipetsk Steel PJSC, GDR	113	2,626
	PhosAgro PJSC, GDR	83,207	958,749
	PhosAgro PJSC, GDR	2,148	24,745
	Polyus PJSC, GDR	18,709	1,839,095
	Polyus PJSC, GDR	1,468	144,391
	Rosneft Oil Co. PJSC, GDR	1,571	6,865
	Rosneft Oil Co. PJSC, GDR	700,727	3,058,628
	Rostelecom PJSC, Sponsored ADR	9,232	64,070
	Rostelecom PJSC, Sponsored ADR	78,867	546,309
	RusHydro PJSC, ADR	8,031	6,869
	RusHydro PJSC, ADR	977,442	839,501
	Sberbank of Russia PJSC, Sponsored ADR	998,144	10,082,676
	Severstal PAO, GDR	86,064	1,176,450
	Severstal PAO, GDR	110	1,504
	Tatneft PJSC, Sponsored ADR	113,973	3,542,080
	Tatneft PJSC, Sponsored ADR	2,160	66,960
	VEON, Ltd., ADR	40,163	50,204
	VTB Bank PJSC, GDR	1,358,280	1,055,667
	VTB Bank PJSC, GDR	1,104,344	857,523
	X5 Retail Group NV, GDR	106,857	3,754,955

TOTAL RUSSIA			59,468,156

SAUDI ARABIA — (1.7%)
	Abdullah Al Othaim Markets Co.	49,677	1,726,750
	Advanced Petrochemical Co.	94,729	1,460,697
	Al Rajhi Bank	838,186	14,708,032
*	Alinma Bank	1,405,371	5,712,161
	Almarai Co. JSC	155,935	2,146,691
	Arab National Bank	68,859	347,704
	Arabian Centres Co., Ltd.	159,005	1,026,927
	Bank AlBilad	535,232	3,314,013
	Bank Al-Jazira	917,031	3,175,785
	Banque Saudi Fransi	99,528	786,416
*	Bupa Arabia for Cooperative Insurance Co.	47,849	1,456,445
*	Co. for Cooperative Insurance (The)	35,675	769,681
*	Dar Al Arkan Real Estate Development Co.	84,873	180,374
*	Etihad Etisalat Co.	847,122	6,303,667
	Jarir Marketing Co.	57,964	2,669,642
	Mouwasat Medical Services Co.	32,954	1,124,340
	National Commercial Bank	797,752	8,282,778
	National Petrochemical Co.	52,666	379,793
*	Rabigh Refining & Petrochemical Co.	170,776	554,918
	Riyad Bank	490,801	2,352,606

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
SAUDI ARABIA — (Continued)
	Sahara International Petrochemical Co.	491,514	$1,909,466
	Samba Financial Group	321,774	2,363,831
	Saudi Arabian Fertilizer Co.	107,996	2,169,368
*	Saudi Arabian Mining Co.	265,591	2,648,957
	Saudi Basic Industries Corp.	416,831	9,997,632
	Saudi British Bank (The)	218,542	1,383,420
	Saudi Electricity Co.	417,214	2,104,769
	Saudi Industrial Investment Group	12,889	69,687
*	Saudi Investment Bank (The)	20,503	87,973
*	Saudi Kayan Petrochemical Co.	994,698	2,515,750
	Saudi Telecom Co.	373,207	9,914,621
	Savola Group (The)	285,100	3,480,813
	Yanbu National Petrochemical Co.	151,285	2,316,168

TOTAL SAUDI ARABIA			99,441,875

SOUTH AFRICA — (4.2%)
	Absa Group, Ltd.	1,418,105	7,623,003
	Anglo American Platinum, Ltd.	61,285	4,057,982
	AngloGold Ashanti, Ltd., Sponsored ADR	571,706	13,229,277
*	Aspen Pharmacare Holdings, Ltd.	725,979	4,727,593
	Bid Corp., Ltd.	370,728	5,104,120
#	Bidvest Group, Ltd. (The)	924,825	7,604,820
*	Capitec Bank Holdings, Ltd.	53,791	3,780,411
	Clicks Group, Ltd.	422,422	6,109,660
	Discovery, Ltd.	835,792	5,525,347
	Exxaro Resources, Ltd.	622,412	4,198,855
	FirstRand, Ltd.	3,698,398	8,585,188
	Gold Fields, Ltd., Sponsored ADR	2,253,137	24,626,787
	Impala Platinum Holdings, Ltd.	1,398,536	12,447,419
	Investec, Ltd.	596,531	1,098,382
	Kumba Iron Ore, Ltd.	85,514	2,538,859
	Liberty Holdings, Ltd.	37,414	123,820
	Life Healthcare Group Holdings, Ltd.	111,749	111,735
	Mr. Price Group, Ltd.	389,288	2,944,956
	MTN Group, Ltd.	4,077,215	14,557,738
	MultiChoice Group, Ltd.	845,585	6,973,438
	Naspers, Ltd., Class N	149,803	29,245,654
	Nedbank Group, Ltd.	789,916	4,672,827
	NEPI Rockcastle P.L.C.	382,624	1,356,866
*	Ninety One, Ltd.	298,265	785,233
# *	Northam Platinum, Ltd.	535,431	5,144,382
#	Old Mutual, Ltd.	7,858,201	4,558,409
Ω	Pepkor Holdings, Ltd.	189,137	139,138
	PSG Group, Ltd.	289,732	936,355
	Sanlam, Ltd.	1,854,766	5,410,184
# *	Sasol, Ltd., Sponsored ADR	742,393	3,904,987
	Shoprite Holdings, Ltd.	903,171	7,155,618
	Sibanye Stillwater, Ltd.	3,325,327	9,805,456
	Sibanye Stillwater, Ltd., ADR	214,816	2,549,866
	SPAR Group, Ltd. (The)	176,081	1,866,650
	Standard Bank Group, Ltd.	1,959,872	12,815,391
*	Steinhoff International Holdings NV	3,098,116	164,441
	Tiger Brands, Ltd.	383,036	4,751,210
	Vodacom Group, Ltd.	771,595	5,814,720
	Woolworths Holdings, Ltd.	1,632,381	3,506,124

TOTAL SOUTH AFRICA			240,552,901

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (13.5%)
*	Alteogen, Inc.	10,185	$1,436,359
	Amorepacific Corp.	20,758	2,916,201
	AMOREPACIFIC Group	19,744	763,732
	BGF retail Co., Ltd.	12,966	1,348,316
	BNK Financial Group, Inc.	103,423	505,224
	Bukwang Pharmaceutical Co., Ltd.	20,716	426,832
*	Celltrion Pharm, Inc.	8,392	811,772
# *	Celltrion, Inc.	67,643	14,443,378
	Cheil Worldwide, Inc.	121,186	2,242,722
	CJ CheilJedang Corp.	16,098	5,148,409
	CJ Corp.	56,308	3,785,852
	CJ ENM Co., Ltd.	23,451	2,739,989
*	CJ Logistics Corp.	11,638	1,642,537
	Com2uSCorp.	10,851	1,070,162
	Coway Co., Ltd.	59,427	3,638,863
	Daelim Industrial Co., Ltd.	55,977	3,868,846
*	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	71,856	1,364,978
	DB HiTek Co., Ltd.	9,251	262,658
	DB Insurance Co., Ltd.	133,456	5,217,610
	Dongsuh Cos., Inc.	24,238	618,406
	Doosan Bobcat, Inc.	55,047	1,406,688
*	Doosan Fuel Cell Co., Ltd.	51,053	1,892,173
*	Doosan Heavy Industries & Construction Co., Ltd.	356,717	4,340,785
# *	Doosan Infracore Co., Ltd.	339,079	2,508,816
*	Doosan Solus Co., Ltd.	28,141	792,896
	Douzone Bizon Co., Ltd.	33,863	2,985,563
	E-MART, Inc.	22,093	2,781,462
	F&F Co., Ltd.	10,001	807,522
	Fila Holdings Corp.	62,832	2,143,939
*	Genexine Co., Ltd.	7,064	706,614
	Green Cross Corp.	3,210	852,882
	GS Engineering & Construction Corp.	124,440	2,952,626
	GS Holdings Corp.	103,742	3,032,206
	GS Retail Co., Ltd.	78,136	2,218,824
	Hana Financial Group, Inc.	429,523	11,602,475
# *	Hanall Biopharma Co., Ltd.	13,171	324,117
	Hanjin Kal Corp.	5,439	358,049
	Hankook Tire & Technology Co., Ltd.	148,187	4,151,344
	Hanmi Pharm Co., Ltd.	5,509	1,281,679
	Hanmi Science Co., Ltd.	7,319	345,428
	Hanon Systems	223,003	2,211,331
	Hanssem Co., Ltd.	8,117	678,628
*	Hanwha Aerospace Co., Ltd.	50,714	1,132,753
	Hanwha Corp.	42,860	914,040
	Hanwha Solutions Corp.	135,156	5,253,733
# *	Helixmith Co., Ltd.	7,286	119,395
	Hite Jinro Co., Ltd.	39,010	1,158,390
# *	HLB, Inc.	31,752	2,603,198
*	HMM Co., Ltd.	141,234	1,125,448
	Hotel Shilla Co., Ltd.	55,107	3,632,630
*	Hugel, Inc.	3,911	728,406
	Hyosung Corp.	8,091	530,616
	Hyundai Department Store Co., Ltd.	11,496	603,778
	Hyundai Elevator Co., Ltd.	26,047	858,768
	Hyundai Engineering & Construction Co., Ltd.	91,114	2,483,868
	Hyundai Glovis Co., Ltd.	40,508	6,020,116
	Hyundai Heavy Industries Holdings Co., Ltd.	10,120	1,925,853
	Hyundai Marine & Fire Insurance Co., Ltd.	236,365	4,868,327
	Hyundai Mobis Co., Ltd.	37,378	7,489,188

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
	Hyundai Motor Co.	62,745	$9,184,362
*	Hyundai Rotem Co., Ltd.	34,517	456,103
	Hyundai Steel Co.	101,560	2,610,962
	Iljin Materials Co., Ltd.	12,480	474,348
	Industrial Bank of Korea	489,000	3,550,441
	Kakao Corp.	14,217	4,145,548
	Kangwon Land, Inc.	67,450	1,258,576
	KB Financial Group, Inc.	221,779	7,932,977
#	KB Financial Group, Inc., ADR	31,200	1,114,776
	KCC Corp.	3,556	482,594
*	KCC Glass Corp.	1,840	48,246
	Kia Motors Corp.	342,300	15,351,859
	KIWOOM Securities Co., Ltd.	26,929	2,463,343
# *	KMW Co., Ltd.	45,444	2,518,967
	Koh Young Technology, Inc.	1,653	116,329
	Korea Aerospace Industries, Ltd.	37,044	717,316
*	Korea Electric Power Corp., Sponsored ADR	93,784	810,294
*	Korea Electric Power Corp.	108,108	1,906,959
	Korea Gas Corp.	41,078	993,563
	Korea Investment Holdings Co., Ltd.	81,544	4,980,865
*	Korea Shipbuilding & Offshore Engineering Co., Ltd.	42,167	2,940,301
	Korea Zinc Co., Ltd.	12,663	4,282,719
*	Korean Air Lines Co., Ltd.	282,178	5,010,450
	KT Corp., Sponsored ADR	82,100	789,802
	KT&G Corp.	100,714	7,191,396
	Kumho Petrochemical Co., Ltd.	24,556	2,904,682
	LEENO Industrial, Inc.	10,832	1,165,126
	LG Chem, Ltd.	22,611	12,329,347
	LG Corp.	93,236	5,582,883
# *	LG Display Co., Ltd., ADR	520,462	3,263,297
# *	LG Display Co., Ltd.	470,973	5,880,809
	LG Electronics, Inc.	320,927	23,857,535
	LG Household & Health Care, Ltd.	8,312	11,020,703
	LG Innotek Co., Ltd.	32,254	4,372,563
	LG Uplus Corp.	528,937	5,178,065
	Lotte Chemical Corp.	14,183	2,933,245
	Lotte Corp.	33,271	838,662
	LOTTE Fine Chemical Co., Ltd.	16,315	700,767
#	Lotte Shopping Co., Ltd.	13,022	964,293
	LS Corp.	11,522	527,817
	LS Electric Co., Ltd.	22,156	972,867
	Macquarie Korea Infrastructure Fund	332,855	3,233,582
	Mando Corp.	85,231	2,709,033
	Medy-Tox, Inc.	1,202	196,581
	Meritz Financial Group, Inc.	77,357	644,192
	Meritz Fire & Marine Insurance Co., Ltd.	189,338	2,323,008
	Meritz Securities Co., Ltd.	584,053	1,704,979
	Mirae Asset Daewoo Co., Ltd.	468,090	3,487,455
	NAVER Corp.	56,198	14,379,432
	NCSoft Corp.	10,480	7,200,638
* Ω	Netmarble Corp.	4,549	472,597
	NH Investment & Securities Co., Ltd.	150,807	1,277,674
*	NHN Corp.	9,819	604,261
	NongShim Co., Ltd.	2,415	614,660
*	OCI Co., Ltd.	7,694	423,620
	Orion Corp.	8,589	823,022
	Ottogi Corp.	1,318	617,879
*	Pan Ocean Co., Ltd.	328,861	1,047,071
*	Pearl Abyss Corp.	10,853	1,930,149

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
	POSCO, Sponsored ADR	53,814	$2,492,126
	POSCO	66,149	12,211,381
	POSCO Chemical Co., Ltd.	14,633	961,941
	Posco International Corp.	165,596	1,955,812
	S-1 Corp.	27,240	1,957,729
* Ω	Samsung Biologics Co., Ltd.	4,034	2,437,734
	Samsung C&T Corp.	50,541	4,950,804
	Samsung Card Co., Ltd.	36,669	951,653
	Samsung Electro-Mechanics Co., Ltd.	66,506	7,904,774
	Samsung Electronics Co., Ltd., GDR	15,174	19,143,068
	Samsung Electronics Co., Ltd.	4,886,904	245,643,203
*	Samsung Engineering Co., Ltd.	275,085	2,876,397
	Samsung Fire & Marine Insurance Co., Ltd.	46,188	7,303,061
*	Samsung Heavy Industries Co., Ltd.	548,807	2,466,870
	Samsung Life Insurance Co., Ltd.	62,110	3,476,429
	Samsung SDI Co., Ltd.	15,984	6,296,677
	Samsung SDS Co., Ltd.	22,002	3,283,217
	Samsung Securities Co., Ltd.	77,119	2,196,759
	Seegene, Inc.	11,033	2,526,675
	SFA Engineering Corp.	18,551	598,686
	Shinhan Financial Group Co., Ltd.	354,020	9,605,376
#	Shinhan Financial Group Co., Ltd., ADR	56,372	1,516,971
	Shinsegae, Inc.	14,886	2,745,690
	SK Holdings Co., Ltd.	28,479	4,637,784
	SK Hynix, Inc.	649,088	46,048,152
	SK Innovation Co., Ltd.	46,713	5,221,271
	SK Materials Co., Ltd.	8,417	1,657,775
	SK Networks Co., Ltd.	438,461	1,758,740
	SK Telecom Co., Ltd.	14,801	2,806,694
	SKC Co., Ltd.	22,835	1,490,165
	S-Oil Corp.	32,131	1,551,699
*	Soulbrain Co., Ltd.	8,541	1,636,426
	Soulbrain Holdings Co., Ltd.	10,563	402,650
	Ssangyong Cement Industrial Co., Ltd.	189,600	929,366
	Taekwang Industrial Co., Ltd.	122	76,800
*	WONIK IPS Co., Ltd.	25,087	715,704
	Woori Financial Group, Inc.	688,663	5,437,413
	Youngone Corp.	6,063	152,502
	Yuhan Corp.	51,735	2,722,561
*	Yungjin Pharmaceutical Co., Ltd.	6,562	41,322

TOTAL SOUTH KOREA			776,383,047

TAIWAN — (13.8%)
	Accton Technology Corp.	589,000	4,279,255
	Acer, Inc.	3,172,811	2,651,595
	Advantech Co., Ltd.	193,190	1,955,828
	Airtac International Group	108,518	2,921,397
	ASE Technology Holding Co., Ltd., ADR	75,042	342,943
	ASE Technology Holding Co., Ltd.	5,134,782	11,525,352
	Asia Cement Corp.	4,335,758	6,241,011
#	Asustek Computer, Inc.	626,180	5,320,094
# *	AU Optronics Corp.	9,503,873	3,838,454
#	Catcher Technology Co., Ltd.	1,138,429	7,196,598
	Cathay Financial Holding Co., Ltd.	5,497,340	7,386,959
	Chailease Holding Co., Ltd.	1,960,811	9,525,401
	Chang Hwa Commercial Bank, Ltd.	8,893,469	5,302,828
	Cheng Shin Rubber Industry Co., Ltd.	3,150,965	3,980,041
	Chicony Electronics Co., Ltd.	1,039,497	3,133,906
*	China Airlines, Ltd.	9,779,536	2,994,796

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
	China Development Financial Holding Corp.	16,499,121	$4,841,824
	China Life Insurance Co., Ltd.	3,520,188	2,360,661
	China Steel Corp.	18,450,932	13,106,840
	Chipbond Technology Corp.	1,103,000	2,416,270
	Chroma ATE, Inc.	549,000	2,615,729
#	Chunghwa Telecom Co., Ltd., Sponsored ADR	161,782	6,112,124
	Chunghwa Telecom Co., Ltd.	1,215,000	4,558,304
	Compal Electronics, Inc.	5,685,541	3,704,121
	CTBC Financial Holding Co., Ltd.	16,844,175	10,637,263
	Delta Electronics, Inc.	1,360,486	9,051,881
	E Ink Holdings, Inc.	271,000	363,899
	E.Sun Financial Holding Co., Ltd.	17,382,049	14,778,493
	Eclat Textile Co., Ltd.	287,402	3,824,208
	Eternal Materials Co., Ltd.	808,591	952,239
	Eva Airways Corp.	5,065,758	1,914,450
*	Evergreen Marine Corp. Taiwan, Ltd.	4,704,222	3,112,395
	Far Eastern International Bank	424,000	153,504
	Far Eastern New Century Corp.	3,805,085	3,435,268
	Far EasTone Telecommunications Co., Ltd.	3,250,000	6,820,749
	Feng TAY Enterprise Co., Ltd.	429,559	2,607,528
	First Financial Holding Co., Ltd.	10,937,935	7,674,818
	Formosa Chemicals & Fibre Corp.	1,608,518	3,874,114
	Formosa Petrochemical Corp.	456,000	1,255,336
	Formosa Plastics Corp.	1,670,153	4,623,267
#	Formosa Sumco Technology Corp.	115,000	455,180
#	Formosa Taffeta Co., Ltd.	886,000	970,215
	Foxconn Technology Co., Ltd.	1,229,627	2,156,498
	Fubon Financial Holding Co., Ltd.	5,175,233	7,372,403
	General Interface Solution Holding, Ltd.	378,000	1,503,110
#	Genius Electronic Optical Co., Ltd.	119,695	2,352,776
	Giant Manufacturing Co., Ltd.	435,506	4,302,307
#	Globalwafers Co., Ltd.	293,000	4,266,748
	Highwealth Construction Corp.	1,044,841	1,517,579
#	Hiwin Technologies Corp.	384,401	3,354,038
	Hon Hai Precision Industry Co., Ltd.	6,081,322	16,493,336
	Hotai Motor Co., Ltd.	234,000	4,931,885
	Hua Nan Financial Holdings Co., Ltd.	10,281,004	6,185,952
	Innolux Corp.	8,943,241	3,104,096
	Inventec Corp.	4,304,550	3,406,969
#	ITEQ Corp.	142,455	598,425
	King’s Town Bank Co., Ltd.	442,000	599,135
#	Largan Precision Co., Ltd.	69,860	7,419,054
	Lien Hwa Industrial Holdings Corp.	101,824	142,451
	Lite-On Technology Corp.	3,761,410	6,127,026
#	Macronix International	3,117,074	3,498,758
	MediaTek, Inc.	591,995	14,071,875
	Mega Financial Holding Co., Ltd.	4,781,369	4,607,333
	Merida Industry Co., Ltd.	184,287	1,796,704
	Micro-Star International Co., Ltd.	1,129,000	4,550,900
	momo.com, Inc.	33,000	789,736
	Nan Ya Plastics Corp.	2,386,599	4,902,403
	Nanya Technology Corp.	1,940,010	3,931,318
	Nien Made Enterprise Co., Ltd.	289,000	3,258,222
	Novatek Microelectronics Corp.	656,000	6,130,409
	Parade Technologies, Ltd.	65,000	2,483,895
	Pegatron Corp.	2,990,345	6,444,275
	Phison Electronics Corp.	267,000	2,779,329
	Pou Chen Corp.	4,226,487	3,734,466
	Powertech Technology, Inc.	2,134,819	6,316,576

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
	Poya International Co., Ltd.	55,275	$1,193,851
#	President Chain Store Corp.	517,831	4,673,863
	Qisda Corp.	2,157,000	1,413,125
	Quanta Computer, Inc.	3,571,000	9,010,565
	Radiant Opto-Electronics Corp.	717,000	2,824,991
	Realtek Semiconductor Corp.	215,950	2,690,183
	Ruentex Development Co., Ltd.	642,345	888,257
	Ruentex Industries, Ltd.	97,109	224,949
	Shin Kong Financial Holding Co., Ltd.	13,408,761	3,734,933
	Silergy Corp.	32,000	1,972,890
	Simplo Technology Co., Ltd.	319,000	3,558,242
	Sino-American Silicon Products, Inc.	1,508,000	5,268,432
	SinoPac Financial Holdings Co., Ltd.	13,826,623	5,176,112
	Standard Foods Corp.	778,418	1,664,917
	Synnex Technology International Corp.	1,548,343	2,301,134
#	TA Chen Stainless Pipe	1,710,309	1,311,445
	Taichung Commercial Bank Co., Ltd.	1,499,823	569,231
	Taishin Financial Holding Co., Ltd.	14,873,808	6,559,143
	Taiwan Business Bank	8,402,685	2,764,211
#	Taiwan Cement Corp.	9,100,034	12,914,533
	Taiwan Cooperative Financial Holding Co., Ltd.	11,555,127	7,761,954
	Taiwan FamilyMart Co., Ltd.	59,000	539,234
	Taiwan Fertilizer Co., Ltd.	489,000	876,203
*	Taiwan Glass Industry Corp.	638,374	280,210
	Taiwan High Speed Rail Corp.	1,160,000	1,227,770
	Taiwan Mobile Co., Ltd.	1,870,300	6,388,946
	Taiwan Secom Co., Ltd.	432,670	1,327,809
	Taiwan Semiconductor Manufacturing Co., Ltd.	18,986,808	287,264,205
*	Tatung Co., Ltd.	1,342,000	991,540
	Teco Electric and Machinery Co., Ltd.	2,604,000	2,723,421
	Tripod Technology Corp.	753,870	2,997,897
#	Unimicron Technology Corp.	2,012,000	4,807,496
	Uni-President Enterprises Corp.	5,022,033	10,765,036
	United Microelectronics Corp.	8,924,000	9,591,074
	Vanguard International Semiconductor Corp.	853,000	2,786,790
#	Voltronic Power Technology Corp.	107,224	3,677,910
	Walsin Lihwa Corp.	3,019,000	1,875,999
#	Walsin Technology Corp.	560,000	3,206,881
	Wan Hai Lines, Ltd.	1,164,800	1,068,385
#	Win Semiconductors Corp.	338,034	3,687,713
	Winbond Electronics Corp.	6,058,407	3,598,557
*	Wintek Corp.	604,760	7,254
	Wistron Corp.	5,857,699	5,856,184
	WPG Holdings, Ltd.	2,842,039	3,860,169
	Yageo Corp.	303,682	3,783,208
	Yuanta Financial Holding Co., Ltd.	12,911,398	8,027,379
	Zhen Ding Technology Holding, Ltd.	1,020,700	4,325,883

TOTAL TAIWAN			793,967,239

THAILAND — (1.8%)
	Advanced Info Service PCL	1,067,800	5,909,858
	Airports of Thailand PCL	1,869,300	3,103,755
	B Grimm Power PCL	755,900	951,923
	Bangkok Bank PCL	207,800	646,719
	Bangkok Bank PCL	218,000	676,714
	Bangkok Dusit Medical Services PCL, Class F	8,356,100	4,691,802
	Bangkok Expressway & Metro PCL	8,962,899	2,358,090
	Banpu PCL	678,450	142,579
	Banpu Power PCL	310,400	132,456

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
THAILAND — (Continued)
	Berli Jucker PCL	1,492,500	$1,376,735
	BTS Group Holdings PCL	3,289,100	939,215
	Bumrungrad Hospital PCL	811,000	2,367,883
	Carabao Group PCL, Class F	264,200	928,207
	Central Pattana PCL	1,555,300	1,921,202
*	Central Retail Corp. PCL	293,550	251,944
	Charoen Pokphand Foods PCL	4,641,500	3,760,259
*	CP ALL PCL	5,314,700	9,165,481
	Delta Electronics Thailand PCL	152,400	875,258
	Electricity Generating PCL	179,300	954,963
	Energy Absolute PCL	1,265,900	1,543,409
	Global Power Synergy PCL, Class F	398,000	660,833
	Home Product Center PCL	5,214,213	2,342,151
	Indorama Ventures PCL	1,424,400	1,010,002
	Intouch Holdings PCL	281,586	483,351
	Intouch Holdings PCL, Class F	625,800	1,074,205
	IRPC PCL	8,653,000	560,810
	Kasikornbank PCL	990,400	2,422,973
	Kasikornbank PCL	164,300	401,953
	Krung Thai Bank PCL	3,364,987	933,894
	Krungthai Card PCL	1,616,900	2,049,171
	Land & Houses PCL	7,526,900	1,545,589
	Land & Houses PCL	1,091,740	224,180
*	Minor International PCL	3,072,083	1,646,067
	MK Restaurants Group PCL	572,400	835,620
*	Muangthai Capital PCL	1,191,000	2,092,155
	Osotspa PCL	575,200	590,564
	PTT Exploration & Production PCL	1,758,055	4,442,026
	PTT Global Chemical PCL	1,955,572	2,509,758
	PTT PCL	8,619,500	8,573,177
	Ratch Group PCL	616,200	919,333
	Siam Cement PCL (The)	370,900	4,022,273
	Siam Cement PCL (The)	105,800	1,147,362
	Siam City Cement PCL	107,467	408,594
	Siam Commercial Bank PCL (The)	632,166	1,318,386
	Siam Global House PCL	2,637,455	1,345,489
	Srisawad Corp. PCL	1,536,072	2,439,579
	Thai Oil PCL	1,279,400	1,405,934
	Thai Union Group PCL, Class F	6,225,040	3,035,874
	Tisco Financial Group PCL	541,000	1,228,066
	TMB Bank PCL	26,912,667	699,423
	TOA Paint Thailand PCL	943,300	976,062
	Total Access Communication PCL	1,066,300	1,052,017
	Total Access Communication PCL	563,300	555,754
	True Corp. PCL	35,598,931	3,106,733
	TTW PCL	1,909,600	710,720
	VGI PCL	2,085,000	401,380
	WHA Corp. PCL	6,404,400	489,050

TOTAL THAILAND			102,358,960

TURKEY — (0.4%)
*	Akbank T.A.S.	1,694,509	961,314
	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	250,784	582,658
# *	Arcelik A.S.	280,477	901,995
	Aselsan Elektronik Sanayi Ve Ticaret A.S.	637,614	1,273,548
#	BIM Birlesik Magazalar A.S.	402,414	3,181,673
*	Coca-Cola Icecek A.S.	166,200	892,846
Ω	Enerjisa Enerji A.S.	246,453	264,981
	Enka Insaat ve Sanayi A.S.	724,135	625,404

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
TURKEY — (Continued)
	Eregli Demir ve Celik Fabrikalari TAS	482,167	$551,382
	Ford Otomotiv Sanayi A.S.	76,498	989,690
	KOC Holding A.S.	319,003	539,985
# *	Koza Altin Isletmeleri A.S.	67,645	597,721
*	Petkim Petrokimya Holding A.S.	1,352,394	660,558
	Tofas Turk Otomobil Fabrikasi A.S.	246,939	790,718
# *	Tupras Turkiye Petrol Rafinerileri A.S.	52,681	471,053
# *	Turk Hava Yollari AO	1,537,126	1,653,905
	Turk Telekomunikasyon A.S.	562,814	430,780
	Turkcell Iletisim Hizmetleri A.S.	1,084,914	1,878,630
# *	Turkiye Garanti Bankasi A.S.	1,991,110	1,572,003
# *	Turkiye Halk Bankasi A.S.	769,867	432,100
*	Turkiye Is Bankasi A.S., Class C	2,034,740	1,243,579
	Turkiye Sise ve Cam Fabrikalari A.S.	758,983	553,750
# *	Turkiye Vakiflar Bankasi TAO, Class D	1,370,696	623,563
*	Ulker Biskuvi Sanayi A.S.	220,913	532,841
# *	Yapi ve Kredi Bankasi A.S.	3,249,838	834,425

TOTAL TURKEY			23,041,102

UNITED ARAB EMIRATES — (0.2%)
	Abu Dhabi Commercial Bank PJSC	644,949	1,020,984
	Abu Dhabi Islamic Bank PJSC	819,975	965,069
	Aldar Properties PJSC	1,180,033	871,360
	Dubai Financial Market PJSC	29,134	6,560
	Dubai Islamic Bank PJSC	1,633,841	1,848,813
*	Emaar Malls PJSC	326,532	130,214
*	Emaar Properties PJSC	56,951	40,812
	Emirates NBD Bank PJSC	133,339	341,763
	Emirates Telecommunications Group Co. PJSC	595,718	2,729,333
	First Abu Dhabi Bank PJSC	813,173	2,505,709
*	International Holdings Co. PJSC	23,685	245,798

TOTAL UNITED ARAB EMIRATES			10,706,415

TOTAL COMMON STOCKS			5,633,712,758

PREFERRED STOCKS — (0.7%)

BRAZIL — (0.7%)
	Alpargatas SA	122,900	867,890
	Banco Bradesco SA	1,916,554	6,733,716
	Braskem SA, Class A	88,139	350,839
	Centrais Eletricas Brasileiras SA, Class B	150,746	814,162
	Cia de Transmissao de Energia Eletrica Paulista	122,300	501,098
	Cia Energetica de Minas Gerais	814,827	1,455,568
	Cia Paranaense de Energia	86,999	936,407
	Gerdau SA	1,127,021	4,283,817
	Itau Unibanco Holding SA	1,846,900	7,557,614
	Lojas Americanas SA	651,281	2,636,701
	Petroleo Brasileiro SA	3,525,848	11,638,226
	Telefonica Brasil SA	248,062	1,839,081

TOTAL BRAZIL			39,615,119

CHILE — (0.0%)
	Embotelladora Andina SA, Class B	430,906	898,604

COLOMBIA — (0.0%)
	Banco Davivienda SA	117,198	760,961
	Grupo Argos SA	41,546	92,316

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
	COLOMBIA — (Continued)
	Grupo Aval Acciones y Valores SA	3,126,389	$718,924
	Grupo de Inversiones Suramericana SA	129,106	557,407

	TOTAL COLOMBIA		2,129,608

	SOUTH KOREA — (0.0%)
	AMOREPACIFIC Group	1,205	34,939

	TOTAL PREFERRED STOCKS		42,678,270

	RIGHTS/WARRANTS — (0.0%)

	CHINA — (0.0%)
*	Legend Holdings Corp. Rights 05/23/19	25,976	0

	SOUTH KOREA — (0.0%)
*	Doosan Fuel Cell Co., Ltd. Rights 12/8/20	6,661	46,375
*	Doosan Heavy Industries & Construction Co., Ltd. Rights 12/4/20	136,973	496,130
	HLB, Inc. Rights 05/29/20	0	0

	TOTAL SOUTH KOREA		542,505

	THAILAND — (0.0%)
*	Srisawad Corp. P.C.L. Warrants 8/29/25	72,947	19,192

	TOTAL RIGHTS/WARRANTS		561,697

	TOTAL INVESTMENT SECURITIES
	(Cost $3,825,169,035)		5,676,952,725

			Value†
	SECURITIES LENDING COLLATERAL — (1.5%)
@ §	The DFA Short Term Investment Fund	7,504,709	86,836,989

	TOTAL INVESTMENTS — (100.0%)
	(Cost $3,911,982,853)		$5,763,789,714

ADR	American Depositary Receipt
CP	Certificate Participation
GDR	Global Depositary Receipt
P.L.C.	Public Limited Company
SA	Special Assessment
»	Securities that have generally been fair value factored. See Note B to Financial Statements.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
Ω

Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.

†	See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

As of October 31, 2020, The Emerging Markets Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	650	12/18/20	$35,489,791	$35,811,750	$321,959
S&P 500® Emini Index	25	12/18/20	4,365,618	4,080,875	(284,743)

Total Futures Contracts			$39,855,409	$39,892,625	$37,216

THE EMERGING MARKETS SERIES

CONTINUED

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$201,725,239	—	—	$201,725,239
Chile	18,460,290	$16,342,570	—	34,802,860
China	565,124,620	1,620,839,743	—	2,185,964,363
Colombia	12,542,296	—	—	12,542,296
Czech Republic	—	4,863,295	—	4,863,295
Egypt	2,976	4,964,505	—	4,967,481
Greece	16,925	11,375,155	—	11,392,080
Hong Kong	—	18,970,528	—	18,970,528
Hungary	—	16,303,330	—	16,303,330
India	37,978,024	549,382,583	—	587,360,607
Indonesia	1,480,028	92,409,175	—	93,889,203
Malaysia	—	114,863,184	—	114,863,184
Mexico	132,302,272	—	—	132,302,272
Peru	7,481,034	—	—	7,481,034
Philippines	2,416,364	50,535,786	—	52,952,150
Poland	—	34,538,730	—	34,538,730
Qatar	—	12,874,411	—	12,874,411
Russia	11,010,692	48,457,464	—	59,468,156
Saudi Arabia	—	99,441,875	—	99,441,875
South Africa	44,310,917	196,241,984	—	240,552,901
South Korea	11,623,692	764,759,355	—	776,383,047
Taiwan	6,455,067	787,512,172	—	793,967,239
Thailand	102,358,960	—	—	102,358,960
Turkey	—	23,041,102	—	23,041,102
United Arab Emirates	—	10,706,415	—	10,706,415
Preferred Stocks
Brazil	39,615,119	—	—	39,615,119
Chile	—	898,604	—	898,604
Colombia	2,129,608	—	—	2,129,608
South Korea	—	34,939	—	34,939
Rights/Warrants
South Korea	—	542,505	—	542,505
Thailand	—	19,192	—	19,192
Securities Lending Collateral	—	86,836,989	—	86,836,989
Futures Contracts**	37,216	—	—	37,216

TOTAL.	$1,197,071,339	$4,566,755,591	—	$5,763,826,930

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2020

		Shares	Value†
COMMON STOCKS — (98.8%)
COMMUNICATION SERVICES — (15.1%)
	Activision Blizzard, Inc.	496,359	$37,589,267
# *	AMC Networks, Inc., Class A	6,800	144,500
	AT&T, Inc.	7,109,251	192,091,962
	ATN International, Inc.	684	30,575
#	Beasley Broadcast Group, Inc., Class A	9,471	11,460
# *	Cars.com, Inc.	39,542	292,215
#	CenturyLink, Inc.	539,862	4,653,610
# *	Charter Communications, Inc., Class A	339,394	204,932,885
	Comcast Corp., Class A	5,775,217	243,945,166
# *	Consolidated Communications Holdings, Inc.	10,700	49,969
*	Discovery, Inc., Class B	1,794	56,547
*	Discovery, Inc., Class C	136,284	2,496,723
*	DISH Network Corp., Class A	83,975	2,140,523
	Entravision Communications Corp., Class A	38,094	69,712
	EW Scripps Co. (The), Class A	81,265	737,886
#	Fox Corp., Class A	211,170	5,600,228
*	Fox Corp., Class B	104,154	2,722,586
#	Gannett Co., Inc.	53,152	61,125
*	GCI Liberty, Inc., Class A	123,145	10,003,068
*	GCI Liberty, Inc., Class B	1,686	144,575
*	Gray Television, Inc.	54,374	689,462
*	Hemisphere Media Group, Inc.	18,877	147,618
*	IAC/InterActiveCorp	23,037	2,781,027
# *	IMAX Corp.	18,300	210,999
	Interpublic Group of Cos., Inc. (The)	30,820	557,534
*	Iridium Communications, Inc.	51,500	1,360,115
	John Wiley & Sons, Inc., Class A	23,898	739,882
*	Liberty Broadband Corp.	1,905	271,472
*	Liberty Broadband Corp., Class A	24,095	3,386,552
*	Liberty Broadband Corp., Class C	67,601	9,579,738
*	Liberty Latin America, Ltd., Class A	4,700	46,060
*	Liberty Latin America, Ltd., Class C	4,641	45,111
# *	Liberty Media Corp.-Liberty Braves, Class A	7,613	157,589
*	Liberty Media Corp.-Liberty Braves, Class B	762	24,289
*	Liberty Media Corp.-Liberty Braves, Class C	16,901	345,963
# *	Liberty Media Corp.-Liberty Formula One, Class A	17,043	567,532
*	Liberty Media Corp.-Liberty Formula One, Class C	44,409	1,604,497
*	Liberty Media Corp.-Liberty SiriusXM, Class A	96,383	3,331,960
# *	Liberty Media Corp.-Liberty SiriusXM, Class B	4,953	180,091
*	Liberty Media Corp.-Liberty SiriusXM, Class C	208,025	7,197,665
*	Lions Gate Entertainment Corp., Class B	1	6
*	Madison Square Garden Entertainment Corp.	9,852	640,380
#	Marcus Corp. (The)	7,499	54,968
*	Match Group, Inc.	49,723	5,806,652
#	Meredith Corp.	44,176	485,936
# *	MSG Networks, Inc., Class A	29,558	264,249
	News Corp., Class A	402,247	5,281,503
	News Corp., Class B	99,903	1,300,737
	Nexstar Media Group, Inc., Class A	51,781	4,266,754
*	ORBCOMM, Inc.	45,543	195,835
# *	Reading International, Inc., Class A	8,800	20,592
	Saga Communications, Inc., Class A	8,693	147,955
	Scholastic Corp.	21,511	425,057
	Spok Holdings, Inc.	9,322	84,644
	TEGNA, Inc.	184,139	2,215,192

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
COMMUNICATION SERVICES — (Continued)
	Telephone and Data Systems, Inc.	90,571	$1,539,707
*	T-Mobile US, Inc.	282,437	30,946,622
#	Tribune Publishing Co.	900	10,314
	TripAdvisor, Inc.	17,950	343,025
# *	United States Cellular Corp.	12,191	355,002
#	ViacomCBS, Inc., Class A	14,300	426,998
*	Vonage Holdings Corp.	85,934	909,182
	Walt Disney Co. (The)	498,715	60,469,194
*	Zillow Group, Inc., Class A	26,410	2,359,205
# *	Zillow Group, Inc., Class C	65,484	5,803,192
# *	Zynga, Inc., Class A	640,800	5,760,792

TOTAL COMMUNICATION SERVICES			871,113,431

CONSUMER DISCRETIONARY — (6.7%)
# *	1-800-Flowers.com, Inc., Class A	44,330	879,064
	Aaron’s Holdings Co., Inc.	58,430	3,053,552
	Acushnet Holdings Corp.	2,067	70,547
*	Adtalem Global Education, Inc.	59,964	1,405,556
	Advance Auto Parts, Inc.	20,070	2,955,910
*	American Axle & Manufacturing Holdings, Inc.	91,765	616,661
#	American Eagle Outfitters, Inc.	173,750	2,382,112
*	American Outdoor Brands, Inc.	16,076	243,230
	Aramark	136,783	3,794,360
# *	Asbury Automotive Group, Inc.	6,182	636,622
#	Autoliv, Inc.	53,413	4,048,705
*	AutoNation, Inc.	58,352	3,310,309
# *	Barnes & Noble Education, Inc.	20,210	46,483
	Bassett Furniture Industries, Inc.	2,900	42,804
# *	Beazer Homes USA, Inc.	4,326	52,691
	Best Buy Co., Inc.	15,363	1,713,743
#	Big 5 Sporting Goods Corp.	10,801	79,279
*	Biglari Holdings, Inc., Class B	8	670
#	BJ’s Restaurants, Inc.	20,458	577,120
# *	Boot Barn Holdings, Inc.	32,500	1,040,650
	BorgWarner, Inc.	203,984	7,135,360
	Brunswick Corp.	63,040	4,016,278
# *	Build-A-Bear Workshop, Inc.	25,874	106,860
	Caleres, Inc.	53,097	407,785
	Callaway Golf Co.	108,543	1,681,331
	Canterbury Park Holding Corp.	2,755	32,922
*	Capri Holdings, Ltd.	129,788	2,754,101
#	Carnival Corp.	139,546	1,913,176
	Carriage Services, Inc.	20,916	539,842
# *	Carrols Restaurant Group, Inc.	35,900	210,015
*	Cavco Industries, Inc.	7,600	1,308,264
*	Century Communities, Inc.	14,709	571,298
#	Chico’s FAS, Inc.	32,500	34,775
*	Chuy’s Holdings, Inc.	12,152	255,070
#	Citi Trends, Inc.	5,815	151,830
#	Columbia Sportswear Co.	1,785	133,143
# *	Conn’s, Inc.	25,450	238,467
#	Cooper Tire & Rubber Co.	55,558	1,910,640
	Core-Mark Holding Co., Inc.	96,236	2,632,055
	Culp, Inc.	10,036	124,547
	Dana, Inc.	112,665	1,576,183
*	Deckers Outdoor Corp.	9,229	2,338,352
*	Delta Apparel, Inc.	7,532	125,408
#	Dick’s Sporting Goods, Inc.	83,076	4,706,255
#	Dillard’s, Inc., Class A	75,900	3,395,007

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
CONSUMER DISCRETIONARY — (Continued)
# *	Dorman Products, Inc.	9,311	$831,193
	DR Horton, Inc.	225,681	15,077,748
	Educational Development Corp.	3,358	55,844
# *	El Pollo Loco Holdings, Inc.	4,415	62,340
	Escalade, Inc.	277	5,155
	Ethan Allen Interiors, Inc.	23,817	382,263
	Expedia Group, Inc.	30,369	2,859,241
	Extended Stay America, Inc.	90,395	1,025,983
*	Fiesta Restaurant Group, Inc.	10,900	94,176
*	Flanigan’s Enterprises, Inc.	865	14,494
	Flexsteel Industries, Inc.	2,068	57,801
	Foot Locker, Inc.	102,986	3,798,124
	Ford Motor Co.	2,868,969	22,177,130
# *	Fossil Group, Inc.	600	3,426
	General Motors Co.	1,095,598	37,830,999
*	Genesco, Inc.	6,456	114,400
	Gentex Corp.	145,810	4,034,563
*	Gentherm, Inc.	37,081	1,716,479
# *	G-III Apparel Group, Ltd.	31,225	420,913
	Goodyear Tire & Rubber Co. (The)	267,257	2,212,888
	Graham Holdings Co., Class B	5,780	2,198,365
*	Green Brick Partners, Inc.	2,594	46,407
#	Group 1 Automotive, Inc.	57,936	6,145,851
#	Guess?, Inc.	59,800	704,444
#	Hamilton Beach Brands Holding Co., Class A	10,413	229,607
#	Harley-Davidson, Inc.	3,372	110,871
#	Haverty Furniture Cos., Inc.	33,479	837,645
# *	Helen of Troy, Ltd.	61,653	11,689,409
# *	Hibbett Sports, Inc.	20,800	786,448
	Hooker Furniture Corp.	14,814	407,385
#	Hyatt Hotels Corp., Class A	14,601	805,099
#	International Game Technology P.L.C.	7,100	58,291
*	J Alexander’s Holdings, Inc.	2,666	14,823
	Johnson Outdoors, Inc., Class A	15,588	1,361,300
*	K12, Inc.	3,100	73,997
	KB Home	30,800	993,300
#	Kohl’s Corp.	144,069	3,067,229
# *	Lakeland Industries, Inc.	9,887	213,263
#	La-Z-Boy, Inc.	56,332	1,928,244
	LCI Industries	10,111	1,108,772
	Lear Corp.	51,273	6,194,291
	Lennar Corp., Class A	224,100	15,738,543
	Lennar Corp., Class B	12,506	711,466
	Lifetime Brands, Inc.	16,431	165,132
	Lithia Motors, Inc., Class A	34,933	8,019,569
*	LKQ Corp.	208,413	6,667,132
*	M/I Homes, Inc.	37,930	1,552,096
#	Macy’s, Inc.	62,400	387,504
# *	MarineMax, Inc.	29,164	874,337
	Marriott Vacations Worldwide Corp.	11,331	1,094,575
* »	Media General, Inc.	25,196	2,363
*	Meritage Homes Corp.	28,156	2,452,106
#	MGM Resorts International	227,871	4,687,306
*	Modine Manufacturing Co.	14,650	93,760
*	Mohawk Industries, Inc.	98,740	10,188,981
*	Monarch Casino & Resort, Inc.	1,103	47,859
#	Monro, Inc.	3,100	130,386
*	Motorcar Parts of America, Inc.	17,638	259,808
	Movado Group, Inc.	21,998	239,998

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
CONSUMER DISCRETIONARY — (Continued)
*	Murphy USA, Inc.	34,678	$4,240,773
	Newell Brands, Inc.	126,940	2,241,760
# *	Norwegian Cruise Line Holdings, Ltd.	80,215	1,333,975
#	ODP Corp. (The)	54,901	1,070,570
	Oxford Industries, Inc.	11,400	469,338
	Patrick Industries, Inc.	13,200	735,900
#	Penske Automotive Group, Inc.	43,845	2,243,110
*	Perdoceo Education Corp.	78,974	891,616
	PulteGroup, Inc.	275,833	11,242,953
	PVH Corp.	31,964	1,863,182
	Qurate Retail, Inc., Class A	620,725	4,202,308
#	Ralph Lauren Corp.	13,658	913,037
#	RCI Hospitality Holdings, Inc	12,026	257,356
# *	Red Robin Gourmet Burgers, Inc.	17,849	214,902
	Rocky Brands, Inc.	8,729	234,810
#	Royal Caribbean Cruises, Ltd.	322,500	18,195,450
	Shoe Carnival, Inc.	32,650	1,011,497
*	Skechers U.S.A., Inc., Class A	146,140	4,634,099
#	Smith & Wesson Brands, Inc.	64,307	1,066,853
	Sonic Automotive, Inc., Class A	22,800	822,168
*	Sportsman’s Warehouse Holdings, Inc.	21,200	276,024
# *	Stamps.com, Inc.	15,800	3,527,192
	Standard Motor Products, Inc.	37,342	1,710,264
	Steven Madden, Ltd.	35,225	845,752
*	Stoneridge, Inc.	25,661	585,841
	Strategic Education, Inc.	123	10,216
#	Strattec Security Corp.	5,224	151,705
	Superior Group of Cos, Inc.	17,956	388,209
# *	Superior Industries International, Inc.	3,408	4,192
*	Tandy Leather Factory, Inc.	9,974	29,822
	Target Corp.	259,962	39,571,416
	Thor Industries, Inc.	38,190	3,230,110
#	Tilly’s, Inc., Class A	18,598	114,192
	Toll Brothers, Inc.	126,380	5,343,346
*	TopBuild Corp.	35,100	5,377,671
*	Unifi, Inc.	41,401	620,601
*	Universal Electronics, Inc.	15,506	574,652
# *	Urban Outfitters, Inc.	31,400	701,476
	Whirlpool Corp.	50,924	9,418,903
#	Winnebago Industries, Inc.	27,135	1,273,988
	Wolverine World Wide, Inc.	28,683	764,976
	Wyndham Hotels & Resorts, Inc.	47,600	2,213,876
# *	ZAGG, Inc.	30,497	86,916
# *	Zumiez, Inc.	2,800	78,400

TOTAL CONSUMER DISCRETIONARY			385,097,551

CONSUMER STAPLES — (7.5%)
	Alico, Inc.	960	27,725
	Andersons, Inc. (The)	30,460	660,677
	Archer-Daniels-Midland Co.	750,362	34,696,739
	Bunge, Ltd.	114,694	6,506,591
*	Cal-Maine Foods, Inc.	1,523	58,407
	Casey’s General Stores, Inc.	26,905	4,535,376
# *	Central Garden & Pet Co.	25,184	981,169
*	Central Garden & Pet Co., Class A	48,121	1,703,002
	Conagra Brands, Inc.	144,700	5,077,523
#	Coty, Inc., Class A	71,506	207,367
*	Darling Ingredients, Inc.	173,938	7,479,334
# *	Farmer Bros Co.	7,800	27,066

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
CONSUMER STAPLES — (Continued)
	Flowers Foods, Inc.	44,317	$1,044,995
#	Fresh Del Monte Produce, Inc.	39,437	849,079
# *	Hain Celestial Group, Inc. (The)	87,292	2,684,229
	Ingles Markets, Inc., Class A	11,437	410,131
	Ingredion, Inc.	62,317	4,417,652
#	JM Smucker Co. (The)	108,204	12,140,489
	John B. Sanfilippo & Son, Inc.	10,428	758,741
	Kroger Co. (The)	285,863	9,207,647
*	Landec Corp.	37,056	356,108
	Limoneira Co.	6,194	85,663
	Molson Coors Beverage Co., Class B	133,800	4,717,788
#	Molson Coors Brewing Co., Class A	1,417	64,799
	Mondelez International, Inc., Class A	2,081,099	110,547,979
#	Natural Grocers by Vitamin Cottage, Inc.	1,000	10,640
*	Nature’s Sunshine Products, Inc.	1,029	10,722
	Nu Skin Enterprises, Inc., Class A.	3,097	152,837
	Oil-Dri Corp. of America	5,047	172,406
*	Performance Food Group Co.	50,855	1,709,237
*	Pilgrim’s Pride Corp.	7,900	132,246
*	Post Holdings, Inc.	72,415	6,220,448
	PriceSmart, Inc.	4,262	294,078
#	Sanderson Farms, Inc.	22,700	2,904,919
	Seaboard Corp.	1,781	6,135,545
*	Seneca Foods Corp., Class A	6,301	232,192
*	Seneca Foods Corp., Class B	300	11,139
*	Simply Good Foods Co. (The)	8,033	151,020
	SpartanNash Co.	33,983	625,627
	Spectrum Brands Holdings, Inc.	6,675	379,607
	Tyson Foods, Inc., Class A	405,030	23,179,867
# *	United Natural Foods, Inc.	2,700	39,339
	Universal Corp.	22,290	888,256
*	US Foods Holding Corp.	208,373	4,354,996
	Village Super Market, Inc., Class A	1,900	43,035
	Walgreens Boots Alliance, Inc.	624,054	21,242,798
	Walmart, Inc.	1,115,621	154,792,414
#	Weis Markets, Inc.	11,602	526,847

TOTAL CONSUMER STAPLES			433,456,491

ENERGY — (4.8%)
	Adams Resources & Energy, Inc.	6,004	114,556
#	Arch Resources, Inc.	17,190	525,154
	Archrock, Inc.	69,200	410,356
*	Bonanza Creek Energy, Inc.	6,200	109,802
# *	Bristow Group, Inc.	3,352	69,655
	Chevron Corp.	1,161,733	80,740,443
*	CNX Resources Corp.	154,203	1,495,769
	ConocoPhillips	1,439,649	41,202,754
# *	CONSOL Energy, Inc.	3,800	14,402
# *	Dawson Geophysical Co.	21,211	37,968
#	Delek US Holdings, Inc.	52,256	525,695
	Devon Energy Corp.	87,794	784,000
#	DMC Global, Inc.	372	13,232
# *	Dorian LPG, Ltd.	13,595	111,479
# *	Earthstone Energy, Inc., Class A	8,400	22,596
	Evolution Petroleum Corp.	17,727	39,177
*	Exterran Corp.	22,548	95,378
	Exxon Mobil Corp.	620,038	20,225,640
# *	Green Plains, Inc.	21,234	320,633
	Halliburton Co.	666,057	8,032,647

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
ENERGY — (Continued)
#	Helmerich & Payne, Inc.	62,000	$921,940
	Hess Corp.	146,488	5,452,283
	HollyFrontier Corp.	64,310	1,190,378
#	International Seaways, Inc.	12	162
	Kinder Morgan, Inc.	416,091	4,951,483
#	Kosmos Energy, Ltd.	26,900	26,747
	Marathon Oil Corp.	467,019	1,849,395
	Marathon Petroleum Corp.	1,004,662	29,637,529
*	Matrix Service Co.	17,846	135,630
#	Murphy Oil Corp.	28,000	216,160
#	Nabors Industries, Ltd.	640	18,189
	NACCO Industries, Inc., Class A.	6,832	133,156
*	Natural Gas Services Group, Inc.	10,028	87,244
*	Newpark Resources, Inc.	73,721	52,718
*	NexTier Oilfield Solutions, Inc.	1,400	2,646
	Parsley Energy, Inc., Class A	81,213	812,942
	Patterson-UTI Energy, Inc.	1,400	3,584
# *	PDC Energy, Inc.	21,789	259,725
	Phillips 66	723,574	33,761,963
	PHX Minerals, Inc.	10,414	15,621
	Pioneer Natural Resources Co.	111,950	8,906,742
*	ProPetro Holding Corp.	5,764	22,768
*	REX American Resources Corp.	4,050	294,395
# *	SEACOR Holdings, Inc.	18,204	557,589
# *	SEACOR Marine Holdings, Inc.	12,678	21,806
#	SFL Corp., Ltd.	12,481	81,251
# *	SilverBow Resources, Inc.	3,019	14,099
#	SM Energy Co.	24,900	40,089
# *	Southwestern Energy Co.	377,255	1,007,271
	Targa Resources Corp.	26,979	433,013
*	TETRA Technologies, Inc.	31,400	17,443
	Valero Energy Corp.	605,899	23,393,760
	Williams Cos., Inc. (The).	352,897	6,772,093
	World Fuel Services Corp.	28,812	606,493

TOTAL ENERGY			276,589,643

FINANCIALS — (17.8%)
#	1st Constitution Bancorp	692	9,024
	1st Source Corp.	45,305	1,517,264
	Affiliated Managers Group, Inc.	31,797	2,396,540
	Aflac, Inc.	337,222	11,448,687
	Alleghany Corp.	3,115	1,703,687
	Allstate Corp. (The)	157,339	13,963,836
	American Equity Investment Life Holding Co.	89,529	2,222,110
	American Financial Group, Inc.	156,083	11,696,860
	American International Group, Inc.	169,239	5,329,336
	American National Group, Inc.	22,561	1,552,197
	Ameris Bancorp	6,370	186,641
	AmeriServ Financial, Inc.	30,968	85,472
*	Arch Capital Group, Ltd.	9,282	280,409
	Argo Group International Holdings, Ltd.	59,381	2,118,714
	Associated Banc-Corp..	34,231	468,622
	Assurant, Inc.	65,820	8,186,033
#	Assured Guaranty, Ltd.	122,989	3,139,909
	Atlantic Union Bankshares Corp.	68,946	1,743,644
# *	Atlanticus Holdings Corp.	12,567	143,892
	Banc of California, Inc.	4,100	49,200
*	Bancorp, Inc. (The)	14,759	141,686
	BancorpSouth Bank.	52,027	1,217,952

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
FINANCIALS — (Continued)
	Bank of America Corp.	5,929,136	$140,520,547
	Bank of New York Mellon Corp. (The)	491,755	16,896,702
	Bank OZK	18,531	459,198
	BankFinancial Corp.	16,687	122,649
	BankUnited, Inc.	42,709	1,078,402
	Banner Corp.	34,593	1,275,444
#	Bar Harbor Bankshares	2,733	55,808
	BCB Bancorp, Inc.	1,059	9,626
*	Berkshire Hathaway, Inc., Class B	94,313	19,041,795
	Berkshire Hills Bancorp, Inc.	18,119	236,091
*	Blucora, Inc.	57,127	568,414
#	BOK Financial Corp.	26,900	1,580,106
	Boston Private Financial Holdings, Inc.	14,600	90,228
	Brookline Bancorp, Inc.	90,600	867,948
	Capital City Bank Group, Inc.	14,283	304,371
	Capital One Financial Corp.	333,920	24,402,874
#	Cathay General Bancorp	85,940	2,022,168
#	CCUR Holdings, Inc.	11,740	35,220
	Century Bancorp, Inc., Class A	295	21,113
	Chemung Financial Corp.	300	10,224
	Chubb, Ltd.	64,312	8,354,772
#	Cincinnati Financial Corp.	12,284	868,970
	CIT Group, Inc.	60,259	1,774,628
	Citigroup, Inc.	1,441,183	59,693,800
	Citizens Community Bancorp, Inc.	10,355	78,698
	Citizens Financial Group, Inc.	2,265	61,721
	CME Group, Inc.	14,330	2,159,818
	CNA Financial Corp.	51,474	1,533,410
	CNO Financial Group, Inc.	301,264	5,347,436
	Codorus Valley Bancorp, Inc.	165	2,221
	Columbia Banking System, Inc.	69,936	1,986,882
	Comerica, Inc.	47,590	2,165,821
	Community Bankers Trust Corp.	5,917	32,307
	Community Financial Corp. (The)	408	8,915
	Community Trust Bancorp, Inc.	18,195	578,965
	Community West Bancshares	400	3,224
	ConnectOne Bancorp, Inc.	38,800	598,684
# *	Consumer Portfolio Services, Inc.	26,500	99,375
#	Cowen, Inc., Class A	3,989	85,604
	Cullen/Frost Bankers, Inc.	500	35,135
*	Customers Bancorp, Inc.	2,290	31,648
	Donegal Group, Inc., Class A	12,386	179,721
*	Donnelley Financial Solutions, Inc.	6,900	87,147
	Eagle Bancorp Montana, Inc.	1,000	19,260
	East West Bancorp, Inc.	87,046	3,175,438
	Employers Holdings, Inc.	27,567	882,420
*	Equity Bancshares, Inc., Class A	2,393	43,983
	ESSA Bancorp, Inc.	8,217	104,438
	Evans Bancorp, Inc.	1,681	38,344
	Everest Re Group, Ltd.	34,913	6,880,654
#	FB Financial Corp.	5,150	151,925
	FBL Financial Group, Inc., Class A	24,660	1,225,355
	Federal Agricultural Mortgage Corp., Class A	177	10,239
	Federal Agricultural Mortgage Corp., Class C	9,500	613,605
	FedNat Holding Co.	13,665	70,101
	Fifth Third Bancorp	380,432	8,833,631
	Financial Institutions, Inc.	296	5,248
	First American Financial Corp.	71,961	3,208,741
	First Bancorp	16,138	388,764

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
FINANCIALS — (Continued)
	First BanCorp	149,954	$973,201
	First Busey Corp.	27,120	487,889
	First Business Financial Services, Inc.	964	16,533
	First Citizens BancShares, Inc., Class A	8,627	3,991,713
	First Commonwealth Financial Corp.	81,147	699,487
	First Financial Bancorp	65,406	935,306
	First Financial Corp.	1,147	39,824
	First Financial Northwest, Inc.	25,371	251,427
#	First Hawaiian, Inc.	67,992	1,173,542
	First Horizon National Corp.	185,460	1,930,639
	First Internet Bancorp	5,329	114,680
	First Interstate BancSystem, Inc., Class A	7,320	258,396
	First Merchants Corp.	40,115	1,047,403
	First Midwest Bancorp, Inc.	64,235	806,149
	First United Corp.	1,266	15,091
	Flagstar Bancorp, Inc.	9,232	270,959
	FNB Corp.	80,914	611,710
	Fulton Financial Corp.	140,780	1,547,172
	Global Indemnity Group LLC, Class A	8,282	202,992
	Goldman Sachs Group, Inc. (The)	198,993	37,617,637
	Great Southern Bancorp, Inc.	1,616	66,175
	Great Western Bancorp, Inc.	1,323	17,186
	Guaranty Federal Bancshares, Inc.	1,684	23,778
*	Hallmark Financial Services, Inc.	16,734	45,349
	Hanmi Financial Corp.	3,221	28,957
	Hanover Insurance Group, Inc. (The)	88,829	8,497,382
	Hartford Financial Services Group, Inc. (The)	245,844	9,469,911
	Heartland Financial USA, Inc.	465	15,317
	Hilltop Holdings, Inc.	26,171	596,960
# *	HMN Financial, Inc.	3,456	50,458
	Home Bancorp, Inc.	719	18,148
#	Home BancShares, Inc.	49,545	822,447
	HomeStreet, Inc.	2,200	68,354
	Hope Bancorp, Inc.	95,411	769,967
	Horace Mann Educators Corp.	58,206	1,973,765
	Huntington Bancshares, Inc.	707,863	7,390,090
	Independence Holding Co.	500	18,910
	Independent Bank Corp.	339	19,421
	Independent Bank Group, Inc.	40,199	2,073,464
	International Bancshares Corp.	23,718	656,514
	Investors Bancorp, Inc.	81,912	692,975
	Investors Title Co.	1,069	142,733
#	Janus Henderson Group P.L.C.	11,721	284,820
	JPMorgan Chase & Co.	2,307,658	226,242,790
	Kemper Corp.	40,117	2,473,614
	KeyCorp	526,210	6,830,206
	Lakeland Bancorp, Inc.	55,240	614,821
	Landmark Bancorp, Inc.	2,634	61,767
#	Lincoln National Corp.	22,300	782,730
	Loews Corp.	243,798	8,454,915
	M&T Bank Corp.	35,300	3,656,374
	Mackinac Financial Corp.	6,893	68,447
	Marlin Business Services Corp.	13,787	100,645
# *	MBIA, Inc.	82,267	469,745
	Mercantile Bank Corp.	4,422	96,665
	Meridian Bancorp, Inc.	1,000	12,450
	Meridian Corp.	511	8,983
	MetLife, Inc.	318,167	12,042,621
	MGIC Investment Corp.	340,167	3,422,080

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
FINANCIALS — (Continued)
	Middlefield Banc Corp.	452	$8,624
	MidWestOne Financial Group, Inc.	346	6,972
	Morgan Stanley	1,127,557	54,291,870
	MVB Financial Corp.	716	11,420
	National Western Life Group, Inc., Class A	900	152,667
	Navient Corp.	61,729	494,449
	Nelnet, Inc., Class A	16,900	1,031,576
	New York Community Bancorp, Inc.	143,245	1,190,366
»	NewStar Financial, Inc.	41,166	4,182
	Northfield Bancorp, Inc.	2,300	23,368
	Northrim BanCorp, Inc.	5,734	163,763
	Northwest Bancshares, Inc.	109,427	1,167,586
	OceanFirst Financial Corp.	5,466	81,826
	OFG Bancorp	34,148	491,390
	Old National Bancorp	66,704	932,522
	Old Republic International Corp.	171,727	2,795,716
	OneMain Holdings, Inc.	68,655	2,395,373
	Oppenheimer Holdings, Inc., Class A	3,097	77,611
*	Pacific Mercantile Bancorp	4,866	18,053
	Pacific Premier Bancorp, Inc.	3,466	88,383
	PacWest Bancorp	88,630	1,705,241
	Parke Bancorp, Inc.	660	7,940
	Peoples Bancorp of North Carolina, Inc.	275	4,755
	Peoples Bancorp, Inc.	15,923	359,860
	People’s United Financial, Inc.	77,200	823,724
	Pinnacle Financial Partners, Inc.	13,681	626,453
	PNC Financial Services Group, Inc. (The)	158,525	17,735,777
	Popular, Inc.	56,536	2,385,819
# *	PRA Group, Inc.	3,923	133,892
	Premier Financial Bancorp, Inc.	9,004	112,550
	Premier Financial Corp.	21,760	391,462
	Principal Financial Group, Inc.	218,754	8,579,532
	Prosperity Bancshares, Inc.	39,489	2,176,239
	Protective Insurance Corp., Class A	300	4,380
	Protective Insurance Corp., Class B	5,098	67,039
	Provident Financial Holdings, Inc.	4,144	52,463
	Provident Financial Services, Inc.	64,659	877,423
	Prudential Bancorp, Inc.	1,222	14,163
	Prudential Financial, Inc.	220,446	14,112,953
	Radian Group, Inc.	167,314	3,003,286
	Regions Financial Corp.	1,302,555	17,323,981
	Reinsurance Group of America, Inc.	153,566	15,513,237
#	Renasant Corp.	44,538	1,269,778
	Riverview Bancorp, Inc.	1,682	7,889
	Safety Insurance Group, Inc.	24,000	1,680,000
	Salisbury Bancorp, Inc.	300	10,152
	Sandy Spring Bancorp, Inc.	10,325	261,739
#	Santander Consumer USA Holdings, Inc.	48,660	989,744
	SB Financial Group, Inc.	1,128	17,303
*	Select Bancorp, Inc.	2,728	20,324
	Selective Insurance Group, Inc.	45,200	2,353,112
	Severn Bancorp, Inc.	1,399	8,674
	Signature Bank	26,062	2,104,246
	Simmons First National Corp., Class A.	52,445	891,041
	South State Corp.	7,796	478,674
	Southern National Bancorp of Virginia, Inc.	193	1,864
	State Auto Financial Corp.	15,100	186,334
	State Street Corp.	60,004	3,534,236
	Sterling Bancorp	110,271	1,475,426

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
FINANCIALS — (Continued)
	Stewart Information Services Corp.	21,171	$897,439
	Stifel Financial Corp.	73,600	4,302,656
	Synchrony Financial	544,549	13,624,616
	Synovus Financial Corp.	113,409	2,948,634
#	TCF Financial Corp.	154,714	4,209,768
	Territorial Bancorp, Inc.	823	17,456
*	Texas Capital Bancshares, Inc.	22,592	1,016,640
	Timberland Bancorp, Inc.	3,971	75,648
	Tiptree, Inc.	37,071	180,536
	Towne Bank.	10,057	182,836
	Travelers Cos., Inc. (The)	168,250	20,309,457
	TriCo Bancshares	854	24,706
	Truist Financial Corp.	345,238	14,541,425
	Trustmark Corp.	53,239	1,245,260
	UMB Financial Corp.	6,961	423,716
	Umpqua Holdings Corp.	52,732	662,314
#	United Bankshares, Inc.	22,529	590,936
	United Community Banks, Inc.	9,172	192,062
	United Fire Group, Inc.	17,415	357,704
	Unity Bancorp, Inc.	3,592	50,360
	Universal Insurance Holdings, Inc.	900	11,223
	Univest Financial Corp.	2,256	35,780
	Unum Group	454,906	8,033,640
#	Valley National Bancorp	45,155	344,984
	Virtus Investment Partners, Inc.	3,700	590,335
	Voya Financial, Inc.	24,457	1,172,224
	Washington Federal, Inc.	97,887	2,084,014
	Waterstone Financial, Inc.	8,526	143,919
	Webster Financial Corp.	22,479	724,049
	Wells Fargo & Co.	1,288,810	27,644,974
	WesBanco, Inc.	34,796	845,195
	Western New England Bancorp, Inc.	13,698	78,900
	Wintrust Financial Corp.	47,328	2,329,957
	WSFS Financial Corp.	40,724	1,290,544
	Zions Bancorp NA	121,745	3,928,711

TOTAL FINANCIALS			1,024,538,415

HEALTH CARE — (19.6%)
	Abbott Laboratories	915,297	96,206,868
	AbbVie, Inc.	22,603	1,923,515
# *	Acadia Healthcare Co., Inc.	68,394	2,438,246
*	Addus HomeCare Corp.	2,044	199,433
*	Alexion Pharmaceuticals, Inc.	102,164	11,763,163
# *	Allscripts Healthcare Solutions, Inc.	33,823	340,936
*	AMN Healthcare Services, Inc.	3,400	221,952
*	AngioDynamics, Inc.	2,154	22,272
# *	Anika Therapeutics, Inc.	14,671	478,568
	Anthem, Inc.	504,640	137,665,792
*	Arena Pharmaceuticals, Inc.	2,796	239,673
	Becton Dickinson and Co.	409	94,532
*	Biogen, Inc.	668	168,383
*	Bio-Rad Laboratories, Inc., Class A	6,342	3,719,076
*	BioSpecifics Technologies Corp.	2,500	220,250
	Bristol-Myers Squibb Co.	298,861	17,468,425
*	Brookdale Senior Living, Inc.	106,229	312,313
*	Catalent, Inc.	16,700	1,465,759
*	Centene Corp.	102,379	6,050,599
	Cigna Corp.	285,386	47,650,900
	CONMED Corp.	43,239	3,371,345

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
HEALTH CARE — (Continued)
	Cooper Cos., Inc. (The)	13,956	$4,452,662
# *	Covetrus, Inc.	7,558	186,607
*	Cross Country Healthcare, Inc.	33,795	265,291
*	CryoLife, Inc.	17,502	293,334
# *	Cumberland Pharmaceuticals, Inc.	23,319	68,791
	CVS Health Corp.	1,510,745	84,737,687
	Danaher Corp.	375,873	86,277,888
*	DaVita, Inc.	73,290	6,321,262
	DENTSPLY SIRONA, Inc.	67,083	3,165,647
# *	Digirad Corp.	2,671	6,731
*	Elanco Animal Health, Inc.	300	9,303
*	Emergent BioSolutions, Inc.	30,178	2,715,115
*	Envista Holdings Corp.	163,737	4,325,932
# *	Enzo Biochem, Inc.	6,287	11,442
*	Exelixis, Inc.	31,444	643,973
*	FONAR Corp.	1,460	28,674
*	Globus Medical, Inc., Class A	13,207	688,349
# *	Harvard Bioscience, Inc.	16,180	54,688
*	HMS Holdings Corp.	6,400	170,368
*	Horizon Therapeutics P.L.C.	45,000	3,371,850
	Humana, Inc.	198,071	79,085,789
*	Integer Holdings Corp.	41,672	2,435,728
# *	IntriCon Corp.	8,135	101,688
*	Jazz Pharmaceuticals P.L.C.	44,811	6,457,265
	Kewaunee Scientific Corp.	1,631	13,456
*	Laboratory Corp. of America Holdings	9,871	1,971,930
*	LHC Group, Inc.	30,318	6,565,363
	Luminex Corp.	19,129	421,603
*	Magellan Health, Inc.	200	14,454
* »	MedCath Corp.	29,240	0
*	Medpace Holdings, Inc.	800	88,752
	Medtronic P.L.C.	814,175	81,881,580
# *	Meridian Bioscience, Inc.	37,500	643,125
# *	Merit Medical Systems, Inc.	27,130	1,357,857
*	Molina Healthcare, Inc.	18,941	3,531,928
*	Mylan NV	114,871	1,670,224
*	Myriad Genetics, Inc.	1,987	24,698
	National HealthCare Corp.	6,880	435,504
*	Natus Medical, Inc.	16,198	294,966
*	NuVasive, Inc.	4,355	193,493
# *	Omnicell, Inc.	35,405	3,064,303
# *	OraSure Technologies, Inc.	69,400	1,036,836
#	Patterson Cos., Inc.	12,992	323,176
	PerkinElmer, Inc.	76,500	9,910,575
	Perrigo Co. P.L.C.	36,061	1,581,996
	Pfizer, Inc.	3,696,959	131,168,105
	Premier, Inc., Class A	13,070	427,781
*	Prestige Consumer Healthcare, Inc.	111,489	3,682,482
*	Providence Service Corp. (The)	9,300	1,093,215
	Quest Diagnostics, Inc.	20,299	2,479,320
*	Select Medical Holdings Corp.	124,004	2,601,604
	STERIS P.L.C.	200	35,438
*	Supernus Pharmaceuticals, Inc.	523	9,602
# *	Surgalign Holdings, Inc.	48,158	83,795
*	Surmodics, Inc.	5,593	205,543
*	Syneos Health, Inc.	37,367	1,983,440
*	Taro Pharmaceutical Industries, Ltd.	3,478	203,915
	Teleflex, Inc.	19,840	6,313,683
	Thermo Fisher Scientific, Inc.	435,609	206,095,330

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
HEALTH CARE — (Continued)
# *	Triple-S Management Corp., Class B	21,741	$402,643
*	United Therapeutics Corp.	16,900	2,268,487
	UnitedHealth Group, Inc.	89,716	27,375,940
	Universal Health Services, Inc., Class B	38,927	4,264,453
*	Vanda Pharmaceuticals, Inc.	700	7,483
# *	Varex Imaging Corp.	5,400	72,360
	Zimmer Biomet Holdings, Inc.	34,405	4,544,901

TOTAL HEALTH CARE			1,128,243,403

INDUSTRIALS — (14.4%)
	AAR Corp.	35,596	692,698
	ABM Industries, Inc.	76,400	2,652,608
#	Acme United Corp.	1,030	29,046
#	Acuity Brands, Inc.	32,822	2,925,753
*	AECOM	22,080	990,067
*	Aegion Corp.	38,330	540,836
*	Aerovironment, Inc.	35,065	2,677,563
	AGCO Corp.	73,273	5,644,219
	Air Lease Corp.	74,037	2,016,768
*	Air Transport Services Group, Inc.	21,308	597,476
	Alamo Group, Inc.	22,751	2,737,628
	Alaska Air Group, Inc.	114,992	4,357,047
	Albany International Corp., Class A	20,551	1,046,868
	Allegiant Travel Co.	5,054	681,077
	Allied Motion Technologies, Inc.	1,458	55,083
	Altra Industrial Motion Corp.	15,484	662,096
	AMERCO	29,431	10,217,266
# *	Ameresco, Inc., Class A	981	37,661
*	American Woodmark Corp.	17,504	1,446,005
	Apogee Enterprises, Inc.	36,374	868,975
	Applied Industrial Technologies, Inc.	11,718	715,384
	ARC Document Solutions, Inc.	20,800	24,336
	ArcBest Corp.	12,135	370,360
	Arcosa, Inc.	61,271	2,828,882
	Argan, Inc.	14,321	589,882
*	ASGN, Inc.	55,051	3,670,801
	Astec Industries, Inc.	22,925	1,164,590
# *	Atlas Air Worldwide Holdings, Inc.	29,094	1,721,201
	AZZ, Inc.	19,600	658,364
	Barnes Group, Inc.	52,200	1,915,740
*	Beacon Roofing Supply, Inc.	32,799	1,006,929
*	BMC Stock Holdings, Inc.	52,400	2,074,516
	Brady Corp., Class A	55,500	2,093,460
*	Builders FirstSource, Inc.	28,442	861,793
	CAI International, Inc.	17,082	450,111
	Carlisle Cos., Inc.	42,219	5,229,668
	Carrier Global Corp.	245,098	8,183,822
*	CBIZ, Inc.	39,049	885,241
*	CECO Environmental Corp.	3,773	26,713
# *	Chart Industries, Inc.	23,620	1,994,709
	Chicago Rivet & Machine Co.	700	14,438
*	CIRCOR International, Inc.	6,849	191,087
*	Clean Harbors, Inc.	40,519	2,146,291
# *	Colfax Corp.	17,646	479,795
	Columbus McKinnon Corp.	17,542	594,498
	Comfort Systems USA, Inc.	44,560	2,040,848
# *	Commercial Vehicle Group, Inc.	15,404	90,113
	CompX International, Inc.	500	6,320
	Copa Holdings SA, Class A	28,852	1,421,827

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
INDUSTRIALS — (Continued)
	CoreLogic, Inc.	96,545	$7,427,207
*	Covenant Logistics Group, Inc.	7,080	97,492
	CRA International, Inc.	7,613	311,752
	Crane Co.	17,597	893,048
	CSW Industrials, Inc.	300	25,659
	CSX Corp.	1,008,000	79,571,520
#	Cubic Corp.	31,381	1,854,931
	Curtiss-Wright Corp.	46,353	3,910,339
	Deere & Co.	12,600	2,846,466
	Delta Air Lines, Inc.	433,135	13,271,256
	Douglas Dynamics, Inc.	30,234	1,031,282
*	Ducommun, Inc.	12,645	416,021
*	DXP Enterprises, Inc.	16,202	253,399
# *	Dycom Industries, Inc.	8,097	525,819
	Eastern Co. (The)	10,193	208,651
	Eaton Corp. P.L.C.	265,270	27,532,373
*	Echo Global Logistics, Inc.	31,380	846,319
	EMCOR Group, Inc.	63,171	4,307,630
	Encore Wire Corp.	24,066	1,112,090
	Enerpac Tool Group Corp.	21,000	374,430
	EnerSys	44,939	3,217,632
	Ennis, Inc.	30,835	469,925
	ESCO Technologies, Inc.	29,848	2,497,979
	Espey Manufacturing & Electronics Corp.	1,671	31,491
	Federal Signal Corp.	71,923	2,062,752
	FedEx Corp.	144,562	37,509,502
	Flowserve Corp.	52,147	1,518,521
	Fortune Brands Home & Security, Inc.	123,726	10,005,722
	Forward Air Corp.	5,747	361,889
*	Franklin Covey Co.	3,046	51,538
	Franklin Electric Co., Inc.	21,158	1,263,767
# *	FTI Consulting, Inc.	43,936	4,325,939
#	GATX Corp.	65,445	4,468,585
*	Gencor Industries, Inc.	13,149	152,002
*	Gibraltar Industries, Inc.	34,903	2,005,177
*	Goldfield Corp. (The)	4,304	19,928
	Gorman-Rupp Co. (The)	22,062	685,025
*	GP Strategies Corp.	18,583	179,326
*	Great Lakes Dredge & Dock Corp.	69,820	721,241
#	Greenbrier Cos., Inc. (The)	23,651	638,104
	Griffon Corp.	40,152	860,859
#	Hawaiian Holdings, Inc.	12,054	166,948
	Heartland Express, Inc.	13,705	250,939
	Heidrick & Struggles International, Inc.	18,634	425,787
*	Herc Holdings, Inc.	1,679	74,480
*	Heritage-Crystal Clean, Inc.	7,665	126,319
	Herman Miller, Inc.	23,686	721,712
# *	Hertz Global Holdings, Inc.	50,225	35,158
	Hillenbrand, Inc.	15,748	460,629
*	Houston Wire & Cable Co.	9,200	25,300
	Howmet Aerospace, Inc.	222,905	3,845,111
*	Hub Group, Inc., Class A	1,944	97,453
	Hubbell, Inc.	17,724	2,579,019
	Hurco Cos., Inc.	7,910	236,034
*	Huron Consulting Group, Inc.	16,999	643,582
	Hyster-Yale Materials Handling, Inc.	12,246	519,230
*	IAA, Inc.	18,100	1,024,279
	ICF International, Inc.	31,660	2,070,247
*	Ingersoll Rand, Inc.	193,247	6,752,050

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
INDUSTRIALS — (Continued)
	Insteel Industries, Inc.	17,578	$382,497
	Interface, Inc.	9,774	59,915
	ITT, Inc.	92,819	5,616,478
*	JELD-WEN Holding, Inc.	4,547	95,623
# *	JetBlue Airways Corp.	324,893	3,888,969
	Kadant, Inc.	10,486	1,207,148
	Kaman Corp.	14,056	557,461
	KAR Auction Services, Inc.	18,100	263,536
	Kennametal, Inc.	49,746	1,542,126
	Kimball International, Inc., Class B	38,632	397,910
	Knight-Swift Transportation Holdings, Inc.	84,110	3,195,339
	Knoll, Inc.	8,100	92,826
	Korn Ferry	63,010	1,902,272
*	Kratos Defense & Security Solutions, Inc.	2,711	51,211
	L3Harris Technologies, Inc.	127,356	20,518,325
*	Lawson Products, Inc.	8,847	364,585
*	LB Foster Co., Class A	4,904	66,498
	LSI Industries, Inc.	15,841	108,352
# *	Lydall, Inc.	15,605	308,823
	Macquarie Infrastructure Corp.	16,662	429,880
	ManpowerGroup, Inc.	57,319	3,890,241
	Marten Transport, Ltd.	119,454	1,833,022
*	Masonite International Corp.	19,500	1,716,000
# *	MasTec, Inc.	63,539	3,154,076
	Matson, Inc.	62,316	3,237,316
	Matthews International Corp., Class A	4,487	97,951
	McGrath RentCorp.	22,452	1,281,560
*	Mercury Systems, Inc.	2,055	141,548
# *	Middleby Corp. (The)	6,600	656,964
	Miller Industries, Inc.	20,099	601,764
	Moog, Inc., Class A	35,839	2,235,995
# *	MRC Global, Inc.	97,164	413,919
	MSC Industrial Direct Co., Inc., Class A	3,500	243,810
	Mueller Industries, Inc.	44,012	1,273,267
	Mueller Water Products, Inc., Class A	72,387	749,929
*	MYR Group, Inc.	19,582	837,131
	National Presto Industries, Inc.	5,471	454,585
	Nielsen Holdings P.L.C.	17,000	229,670
	NL Industries, Inc.	100	414
#	NN, Inc.	9,957	53,370
	Norfolk Southern Corp.	545,229	114,018,288
*	Northwest Pipe Co.	5,286	141,665
	nVent Electric P.L.C.	141,034	2,545,664
	Oshkosh Corp.	76,335	5,141,926
	Owens Corning	149,300	9,774,671
	PACCAR, Inc.	165,276	14,111,265
*	PAM Transportation Services, Inc.	6,449	255,380
	Park Aerospace Corp.	9,330	98,805
	Park-Ohio Holdings Corp.	2,542	50,179
	Pentair P.L.C.	75,472	3,755,487
*	Perma-Pipe International Holdings, Inc.	8,900	48,416
*	PGT Innovations, Inc.	49,980	828,668
	Powell Industries, Inc.	5,719	135,140
	Preformed Line Products Co.	400	22,012
	Primoris Services Corp.	34,000	641,580
#	Quad/Graphics, Inc.	6,491	14,735
	Quanex Building Products Corp.	30,731	559,304
	Quanta Services, Inc.	168,307	10,507,406
*	Radiant Logistics, Inc.	42,044	216,106

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
INDUSTRIALS — (Continued)
	Raytheon Technologies Corp.	266,443	$14,473,184
# *	RCM Technologies, Inc.	15,245	19,361
	Regal Beloit Corp.	22,880	2,257,112
	Republic Services, Inc.	429,755	37,891,498
*	Resideo Technologies, Inc.	10,125	102,060
	Resources Connection, Inc.	31,255	335,679
	Rexnord Corp.	66,378	2,129,406
	Rush Enterprises, Inc., Class A	50,254	1,801,103
	Rush Enterprises, Inc., Class B	27,783	873,775
#	Ryder System, Inc.	89,844	4,425,715
# *	Saia, Inc.	29,325	4,330,130
	Schneider National, Inc., Class B	9,398	207,320
*	Sensata Technologies Holding P.L.C.	88,061	3,849,146
	Shyft Group, Inc. (The)	33,020	637,616
*	SIFCO Industries, Inc.	4,527	16,071
	Simpson Manufacturing Co., Inc.	37,725	3,346,962
	SkyWest, Inc.	57,460	1,668,064
	Snap-on, Inc.	38,115	6,004,256
	Southwest Airlines Co.	531,263	21,000,826
*	SPX FLOW, Inc.	15,945	675,271
	Standex International Corp.	22,341	1,387,153
	Stanley Black & Decker, Inc.	129,900	21,589,380
	Steelcase, Inc., Class A	100,669	1,050,984
# *	Stericycle, Inc.	33,600	2,093,280
*	Sterling Construction Co., Inc.	29,900	439,530
#	Terex Corp.	42,936	1,060,090
	Tetra Tech, Inc.	57,122	5,764,181
*	Textainer Group Holdings, Ltd.	10,800	156,168
	Textron, Inc.	77,944	2,790,395
*	Thermon Group Holdings, Inc.	5,700	57,513
	Timken Co. (The)	40,125	2,395,463
	Titan International, Inc.	18,000	49,500
*	Titan Machinery, Inc.	17,783	266,567
	Trane Technologies P.L.C.	213,109	28,290,220
*	Transcat, Inc.	7,700	238,007
*	TriMas Corp.	10,200	248,166
#	Trinity Industries, Inc.	120,734	2,274,629
	Triton International, Ltd.	28,853	1,064,099
*	Twin Disc, Inc.	6,900	34,914
	UFP Industries, Inc.	95,400	4,761,414
*	Ultralife Corp.	3,309	17,074
	UniFirst Corp.	18,705	3,064,066
	Union Pacific Corp.	295,838	52,419,535
*	United Airlines Holdings, Inc.	138,905	4,703,323
*	United Rentals, Inc.	51,618	9,202,973
*	Univar Solutions, Inc.	77,916	1,292,626
*	USA Truck, Inc.	7,482	64,121
	Valmont Industries, Inc.	10,420	1,479,119
*	Vectrus, Inc.	11,269	445,351
*	Veritiv Corp.	9,937	143,093
#	Viad Corp.	23,193	463,860
*	Virco Manufacturing Corp.	12,601	24,698
	VSE Corp.	6,244	180,826
#	Wabash National Corp.	23,800	339,388
	Watts Water Technologies, Inc., Class A	29,209	3,235,481
	Werner Enterprises, Inc.	51,539	1,959,513
*	WESCO International, Inc.	55,106	2,272,571
# *	Willdan Group, Inc.	7,100	185,807
*	Willis Lease Finance Corp.	6,713	142,383

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
INDUSTRIALS — (Continued)
*	WillScot Mobile Mini Holdings Corp.	130,978	$2,433,571
	Woodward, Inc.	14,712	1,170,340
# *	XPO Logistics, Inc.	103,005	9,270,450

TOTAL INDUSTRIALS			827,832,704

INFORMATION TECHNOLOGY — (9.0%)
*	ACI Worldwide, Inc.	2,971	86,664
*	Advanced Energy Industries, Inc.	3,570	240,868
*	Agilysys, Inc.	3,000	81,240
*	Alithya Group, Inc., Class A	11,334	27,202
	Alliance Data Systems Corp.	4,964	255,845
*	Alpha & Omega Semiconductor, Ltd.	20,661	327,684
	Amdocs, Ltd.	99,072	5,585,679
*	Amkor Technology, Inc.	1,400	16,590
	Analog Devices, Inc.	24,652	2,922,002
*	Arrow Electronics, Inc.	171,470	13,355,798
	AstroNova, Inc.	6,285	49,652
	Avnet, Inc.	27,420	676,451
*	Aware, Inc.	14,326	37,821
*	Axcelis Technologies, Inc.	31,733	700,347
# *	AXT, Inc.	24,921	148,280
	Bel Fuse, Inc., Class A	3,574	43,531
	Bel Fuse, Inc., Class B	7,655	89,640
	Belden, Inc.	2,684	82,882
	Benchmark Electronics, Inc.	62,063	1,292,772
	Brooks Automation, Inc.	52,147	2,435,265
*	CACI International, Inc., Class A	27,304	5,693,703
*	CalAmp Corp.	6,602	46,742
*	Calix, Inc.	5,463	127,889
# *	Cardtronics P.L.C., Class A	13,293	236,748
# *	Cerence, Inc.	24,487	1,336,501
*	Ciena Corp.	133,800	5,270,382
*	Cirrus Logic, Inc.	66,501	4,579,924
	CMC Materials, Inc.	13,809	1,963,502
*	Coherent, Inc.	14,758	1,846,816
	Cohu, Inc.	20,008	434,774
# *	CommScope Holding Co., Inc.	9,771	86,962
	Comtech Telecommunications Corp.	15,569	224,194
*	Conduent, Inc.	481	1,676
	Corning, Inc.	785,955	25,126,981
# *	Cree, Inc.	13,400	852,240
	CSP, Inc.	2,414	17,115
	CTS Corp.	66,936	1,850,111
*	CyberOptics Corp.	3,281	75,594
	Daktronics, Inc.	40,433	157,689
# *	Digi International, Inc.	25,438	374,702
*	Diodes, Inc.	48,570	2,808,803
*	DSP Group, Inc.	46,713	615,210
	DXC Technology Co.	228,936	4,217,001
*	EchoStar Corp., Class A	23,551	545,441
*	EMCORE Corp.	744	2,425
*	ePlus, Inc.	17,490	1,180,750
*	Fabrinet	41,355	2,482,127
	Fidelity National Information Services, Inc.	198,899	24,780,826
# *	First Solar, Inc.	30,266	2,634,504
*	Flex, Ltd.	467,295	6,612,224
	FLIR Systems, Inc.	27,487	953,524
*	FormFactor, Inc.	83,395	2,364,248
*	Frequency Electronics, Inc.	7,390	67,545

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
INFORMATION TECHNOLOGY — (Continued)
	Global Payments, Inc.	76,846	$12,121,688
*	GSI Technology, Inc.	2,491	15,220
	Hackett Group, Inc. (The)	18,000	232,560
# *	Harmonic, Inc.	82,383	489,355
	Hewlett Packard Enterprise Co.	894,616	7,729,482
# *	Ichor Holdings, Ltd.	14,000	325,640
# *	II-VI, Inc.	548	24,918
*	Insight Enterprises, Inc.	42,100	2,246,035
	Intel Corp.	4,073,898	180,392,203
	InterDigital, Inc.	21,111	1,181,794
# *	Itron, Inc.	25,301	1,719,203
	Jabil, Inc.	156,633	5,190,818
	Juniper Networks, Inc.	195,414	3,853,564
#	KBR, Inc.	105,229	2,345,554
*	Key Tronic Corp.	17,623	134,640
*	Kimball Electronics, Inc.	23,443	284,129
*	Knowles Corp.	99,915	1,423,789
	Kulicke & Soffa Industries, Inc.	74,988	1,960,186
*	KVH Industries, Inc.	9,596	83,389
*	Lattice Semiconductor Corp.	18,203	635,285
# *	Limelight Networks, Inc.	52,504	185,339
	Littelfuse, Inc.	6,880	1,361,827
*	LiveRamp Holdings, Inc.	7,769	513,453
# *	Lumentum Holdings, Inc.	51,495	4,258,122
	ManTech International Corp., Class A.	30,048	1,949,514
	Marvell Technology Group, Ltd.	166,418	6,242,339
	Methode Electronics, Inc.	72,016	2,215,932
*	Micron Technology, Inc.	878,203	44,208,739
	MKS Instruments, Inc.	62,405	6,764,078
	MTS Systems Corp.	20,700	502,596
*	NETGEAR, Inc.	26,028	802,183
# *	Nuance Communications, Inc.	176,892	5,644,624
# *	ON Semiconductor Corp.	379,816	9,529,583
*	Onto Innovation, Inc.	41,970	1,345,978
*	Optical Cable Corp.	10,474	27,966
*	OSI Systems, Inc.	19,200	1,481,472
# *	PAR Technology Corp.	3,113	115,088
#	PC Connection, Inc.	35,467	1,615,522
*	Perceptron, Inc.	1,300	8,970
*	Perficient, Inc.	28,300	1,108,228
	Perspecta, Inc.	114,468	2,052,411
*	Photronics, Inc.	79,712	777,192
*	Plexus Corp.	35,152	2,444,470
*	Qorvo, Inc.	95,832	12,205,164
*	Rambus, Inc.	9,315	128,454
	Richardson Electronics, Ltd.	15,464	65,258
# *	Rogers Corp.	10,243	1,241,657
*	Sanmina Corp.	39,846	973,836
*	ScanSource, Inc.	21,541	432,974
	Science Applications International Corp.	30,919	2,361,284
	SS&C Technologies Holdings, Inc.	51,586	3,054,923
*	Sykes Enterprises, Inc.	21,292	729,038
# *	Synaptics, Inc.	38,700	2,967,129
	SYNNEX Corp.	55,899	7,358,544
	TE Connectivity, Ltd.	197,255	19,110,064
	TESSCO Technologies, Inc.	8,689	53,003
# *	TTM Technologies, Inc.	72,684	862,759
# *	Ultra Clean Holdings, Inc.	39,982	851,217
*	Verint Systems, Inc.	44,826	2,174,958

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
INFORMATION TECHNOLOGY — (Continued)
# *	ViaSat, Inc.	22,743	$770,988
*	Viavi Solutions, Inc.	16,203	200,107
*	Virtusa Corp.	30,064	1,512,219
	Vishay Intertechnology, Inc.	151,731	2,461,077
*	Vishay Precision Group, Inc.	16,480	393,707
	Western Digital Corp.	215,907	8,146,171
	Xerox Holdings Corp.	128,558	2,234,338
#	Xperi Holding Corp.	63,080	782,192

TOTAL INFORMATION TECHNOLOGY			516,641,225

MATERIALS — (3.6%)
*	AdvanSix, Inc.	19,500	296,790
#	Albemarle Corp.	92,334	8,606,452
*	Alcoa Corp.	43,626	563,648
	Amcor P.L.C.	213,649	2,228,359
*	Arconic Corp.	64,458	1,401,317
	Ashland Global Holdings, Inc.	112,560	7,853,311
	Avient Corp.	1,985	61,674
*	Berry Global Group, Inc.	8,100	377,703
	Boise Cascade Co.	43,464	1,668,148
	Cabot Corp.	46,280	1,759,103
	Carpenter Technology Corp.	46,452	811,981
*	Century Aluminum Co.	2,522	16,595
	Chemours Co. (The)	7,630	153,668
*	Clearwater Paper Corp.	895	33,249
	Commercial Metals Co.	88,897	1,835,723
	Compass Minerals International, Inc.	3,757	226,848
*	Core Molding Technologies, Inc.	11,847	91,103
	Corteva, Inc.	3,686	121,564
	Domtar Corp.	46,407	1,108,199
	Dow, Inc.	163,118	7,420,238
	DuPont de Nemours, Inc.	3,686	209,660
	Eastman Chemical Co.	62,099	5,020,083
*	Element Solutions, Inc.	90,367	1,059,101
	Friedman Industries, Inc.	3,048	17,069
	FutureFuel Corp.	6,104	72,577
	Glatfelter Corp.	43,300	617,891
#	Gold Resource Corp.	53,300	146,042
	Graphic Packaging Holding Co.	204,980	2,724,184
	Greif, Inc., Class A	21,053	854,541
	Greif, Inc., Class B	400	17,300
	Hawkins, Inc.	10,809	504,888
	Haynes International, Inc.	10,047	162,862
	HB Fuller Co.	57,208	2,588,662
	Hecla Mining Co.	73,348	335,934
	Huntsman Corp.	188,589	4,580,827
	Innospec, Inc.	24,133	1,596,157
#	International Flavors & Fragrances, Inc.	12,728	1,306,656
	International Paper Co.	237,550	10,392,813
	Kaiser Aluminum Corp.	27,181	1,710,500
*	Kraton Corp.	18,082	511,721
#	Kronos Worldwide, Inc.	2,217	29,530
	Linde P.L.C.	47,639	10,496,777
	Louisiana-Pacific Corp.	173,457	4,957,401
# *	LSB Industries, Inc.	1,758	3,920
	LyondellBasell Industries NV, Class A	23,284	1,593,790
	Martin Marietta Materials, Inc.	23,633	6,294,650
	Materion Corp.	19,190	982,336
	Mercer International, Inc.	21,725	136,650

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
MATERIALS — (Continued)
	Minerals Technologies, Inc.	34,280	$1,874,773
	Myers Industries, Inc.	22,700	325,518
	Neenah, Inc.	7,684	289,149
	Newmont Corp.	502,635	31,585,583
	Northern Technologies International Corp.	6,070	48,621
	Nucor Corp.	164,456	7,854,419
#	Olin Corp.	107,501	1,779,142
	Olympic Steel, Inc.	9,986	113,940
	Packaging Corp. of America	15,471	1,771,275
*	PQ Group Holdings, Inc.	2,829	32,703
*	Rayonier Advanced Materials, Inc.	3,100	10,633
	Reliance Steel & Aluminum Co.	93,801	10,223,371
*	Resolute Forest Products, Inc.	46,500	213,435
	Royal Gold, Inc.	28,500	3,386,085
*	Ryerson Holding Corp.	10,600	83,422
	Schnitzer Steel Industries, Inc., Class A	400	8,400
	Schweitzer-Mauduit International, Inc.	31,500	1,045,800
	Sensient Technologies Corp.	38,101	2,492,948
	Silgan Holdings, Inc.	5,100	175,695
	Sonoco Products Co.	80,873	3,953,881
	Steel Dynamics, Inc.	215,469	6,782,964
	Stepan Co.	22,152	2,579,379
# *	Summit Materials, Inc., Class A	95,498	1,689,360
# *	Synalloy Corp.	949	4,925
# *	TimkenSteel Corp.	20,188	78,128
*	Trecora Resources.	10,776	63,794
	Tredegar Corp.	26,545	387,026
#	Trinseo SA	29,519	939,295
*	Tronox Holdings P.L.C., Class A	64,513	630,292
*	UFP Technologies, Inc.	339	12,563
	United States Lime & Minerals, Inc.	2,500	231,750
*	Universal Stainless & Alloy Products, Inc.	6,269	34,041
# *	US Concrete, Inc.	4,591	155,910
	Valvoline, Inc.	204,538	4,023,262
#	Verso Corp., Class A	2,361	18,369
	Vulcan Materials Co.	58,246	8,436,351
#	Westlake Chemical Corp.	158,152	10,694,238
	WestRock Co.	162,029	6,084,189
	Worthington Industries, Inc.	47,320	2,328,617

TOTAL MATERIALS			208,003,441

REAL ESTATE — (0.2%)
*	CBRE Group, Inc., Class A	89,249	4,498,150
	Griffin Industrial Realty, Inc.	1,500	79,575
#	Jones Lang LaSalle, Inc.	40,739	4,597,803
	Kennedy-Wilson Holdings, Inc.	96,704	1,274,559
	Newmark Group, Inc., Class A	28,647	135,644
*	Rafael Holdings, Inc., Class B	550	9,020
	RE/MAX Holdings, Inc., Class A	3,800	122,892
# *	St Joe Co. (The)	40,700	1,100,528
*	Stratus Properties, Inc.	3,069	65,584

TOTAL REAL ESTATE			11,883,755

UTILITIES — (0.1%)
	MDU Resources Group, Inc.	134,867	3,204,440
	New Jersey Resources Corp.	46,254	1,349,692
	NRG Energy, Inc.	55,469	1,753,930
#	Ormat Technologies, Inc.	21,734	1,540,288

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
	UTILITIES — (Continued)
	Vistra Corp.	26,700	$463,779

	TOTAL UTILITIES		8,312,129

	TOTAL COMMON STOCKS		5,691,712,188

	RIGHTS/WARRANTS — (0.0%)

	ENERGY — (0.0%)

# * »	Parker Drilling Co. Warrants 09/16/2024	710	0

	PREFERRED STOCKS — (0.0%)

	CONSUMER DISCRETIONARY — (0.0%)

*	Qurate Retail, Inc.	12,516	1,224,315

	INDUSTRIALS — (0.0%)

*	WESCO International, Inc.	11,314	327,880

	TOTAL PREFERRED STOCKS		1,552,195

	TOTAL INVESTMENT SECURITIES (Cost $3,184,925,593)		5,693,264,383

	TEMPORARY CASH INVESTMENTS — (0.0%)

	State Street Institutional U.S. Government Money Market Fund 0.026%	716,493	716,493

	SECURITIES LENDING COLLATERAL — (1.2%)

@ §	The DFA Short Term Investment Fund	5,788,274	66,976,114

	TOTAL INVESTMENTS — (100.0%) (Cost $3,252,609,084)		$5,760,956,990

P.L.C.	Public Limited Company

SA	Special Assessment

†	See Note B to Financial Statements.

#	Total or Partial Securities on Loan.

*	Non-Income Producing Securities.

»	Securities that have generally been fair value factored. See Note B to Financial Statements.

@	Security purchased with cash collateral received from Securities on Loan.

§	Affiliated Fund.

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$871,113,431	—	—	$871,113,431
Consumer Discretionary	385,095,188	$2,363	—	385,097,551
Consumer Staples	433,456,491	—	—	433,456,491
Energy	276,589,643	—	—	276,589,643
Financials	1,024,534,233	4,182	—	1,024,538,415
Health Care	1,128,243,403	—	—	1,128,243,403
Industrials	827,832,704	—	—	827,832,704
Information Technology	516,641,225	—	—	516,641,225
Materials	208,003,441	—	—	208,003,441
Real Estate	11,883,755	—	—	11,883,755
Utilities	8,312,129	—	—	8,312,129

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Preferred Stocks
Consumer Discretionary	$1,224,315	—	—	$1,224,315
Industrials	327,880	—	—	327,880
Temporary Cash Investments	716,493	—	—	716,493
Securities Lending Collateral	—	$66,976,114	—	66,976,114

TOTAL	$5,693,974,331	$66,982,659	—	$5,760,956,990

See accompanying Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of U.S. Large Company Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of U.S. Large Company Portfolio (one of the portfolios constituting Dimensional Investment Group Inc., referred to hereafter as the “Portfolio”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, broker and transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinion.

December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The DFA International Value Series, The U.S. Large Cap Value Series, The Tax-Managed U.S. Marketwide Value Series and The Emerging Markets Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, of The DFA International Value Series, The U.S. Large Cap Value Series, The Tax-Managed U.S. Marketwide Value Series and The Emerging Markets Series (four of the series constituting The DFA Investment Trust Company, hereafter collectively referred to as the “Series”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Series as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020, and each of the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodians, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the Registrant’s Co-Principal Executive Officers and Principal Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s officers that are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the Co-Principal Executive Officers and the Principal Financial Officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 13.	EXHIBITS.

(a)(1)	Code of Ethics is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	This item is not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dimensional Investment Group Inc.

By:	/s/ David P. Butler
David P. Butler
Co-Chief Executive Officer

Date: January 6, 2021

By:	/s/ Gerard K. O’Reilly
Gerard K. O’Reilly
Co-Chief Executive Officer and Chief Investment Officer

Date: January 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David P. Butler
David P. Butler
Co-Principal Executive Officer
Dimensional Investment Group Inc.

Date: January 6, 2021

By:	/s/ Gerard K. O’Reilly
Gerard K. O’Reilly
Co-Principal Executive Officer
Dimensional Investment Group Inc.

Date: January 6, 2021

By:	/s/ Lisa M. Dallmer
Lisa M. Dallmer
Principal Financial Officer
Dimensional Investment Group Inc.

Date: January 6, 2021